Exhibit 99.C.1

ISSN 0115-0421 SPECIAL EDITION VOLUME I-A Official Gazette Edited at the Office of the President of the Philippines pursuant to Commonwealth Act No. 638 as amended by the Administrative Code of 1987 VOL. 122 Manila, Philippines, January 5, 2026 NO. 1 REPUBLIC OF THE PHILIPPINES REPUBLIC ACT NO. 12314 GENERAL APPROPRIATIONS ACT January 1 - December 31, 2026 FISCAL YEAR 2026 AGENDA FOR PROSPERITY Nurturing Future-Ready Generations to Achieve the Full Potential of the Nation

R.A. No. 12314

GENERAL APPROPRIATIONS ACT

January 1 - December 31, 2026

VOLUME I-A

Republic of the Philippines

GENERAL APPROPRIATIONS ACT, FY 2026

January 1 - December 31, 2026

VOLUME I - A

C O N T E N T S

VI.	DEPARTMENT OF BUDGET AND MANAGEMENT	196

A.	Office of the Secretary	196
B.	Government Procurement Policy Board - Technical Support Office	203

VII.	DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT	208

A.	Office of the Secretary	208
B.	Commission on Population and Development	224
C.	Philippine National Volunteer Service Coordinating Agency	232
D.	Public-Private Partnership Center of the Philippines	234
E.	Philippine Statistical Research and Training Institute	237
F.	Philippine Statistics Authority	240
G.	Tariff Commission	269

VIII.	DEPARTMENT OF EDUCATION	274

A.	Office of the Secretary	274
B.	National Academy of Sports	466
C.	National Book Development Board	469
D.	National Council for Children’s Television	471
E.	National Museum of the Philippines	474
F.	Philippine High School for the Arts	477
G.	Teacher Education Council	480

IX.	STATE UNIVERSITIES AND COLLEGES	484

A.	University of the Philippines System (The National University)	484

A.1	University of the Philippines System (The National University)	484
A.2	Philippine Energy Research and Policy Institute	489

B.	National Capital Region	492

B.1	Eulogio “Amang” Rodriguez Institute of Science and Technology	492
B.2	Marikina Polytechnic College	495
B.3	Philippine Normal University	497
B.4	National Aviation Academy of the Philippines	501
B.5	Polytechnic University of the Philippines	504
B.6	Rizal Technological University	507
B.7	Technological University of the Philippines	510

C.	Region I - ILOCOS	517

C.1	Don Mariano Marcos Memorial State University	517
C.2	Ilocos Sur Polytechnic State College	520
C.3	Mariano Marcos State University	523
C.4	Pangasinan State University	527

C.5	University of Northern Philippines	531

D.	CORDILLERA ADMINISTRATIVE REGION	535

D.1	Abra State Institute of Sciences and Technology	535
D.2	Apayao State College	538
D.3	Benguet State University	541
D.4	Ifugao State University	544
D.5	Kalinga State University	548
D.6	Mountain Province State University	551

E.	Region II - CAGAYAN VALLEY	555

E.1	Batanes State College	555
E.2	Cagayan State University	557
E.3	Isabela State University	561
E.4	Nueva Vizcaya State University	565
E.5	Quirino State University	568

F.	Region III - CENTRAL LUZON	572

F.1	Aurora State College of Technology	572
F.2	Bataan Peninsula State University	575
F.3	Bulacan Agricultural State College	578
F.4	Bulacan State University	582
F.5	Central Luzon State University	585
F.6	Nueva Ecija University of Science and Technology	588
F.7	Pampanga State Agricultural University	592
F.8	Pampanga State University	595
F.9	Philippine Merchant Marine Academy	599
F.10	President Ramon Magsaysay State University	602
F.11	Tarlac Agricultural University	605
F.12	Tarlac State University	609

G.	Region IV-A (CALABARZON)	613

G.1	Batangas State University	613
G.2	Cavite State University	616
G.3	Laguna State Polytechnic University	619
G.4	Southern Luzon State University	623
G.5	University of Rizal System	626

H.	Region IV-B (MIMAROPA)	630

H.1	Marinduque State College	630
H.2	Mindoro State University	633
H.3	Occidental Mindoro State College	636
H.4	Palawan State University	639
H.5	Romblon State University	642

H.6	Western Philippines University	646

I.	Region V - BICOL	650

I.1	Bicol State College of Applied Sciences and Technology	650
I.2	Bicol University	653
I.3	Camarines Norte State College	656
I.4	Camarines Sur Polytechnic Colleges	660
I.5	Catanduanes State University	663
I.6	Central Bicol State University of Agriculture	667
I.7	Dr. Emilio B. Espinosa, Sr. Memorial State College of Agriculture and Technology	670
I.8	Partido State University	674
I.9	Sorsogon State University	677

J.	Region VI - WESTERN VISAYAS	682

J.1	Aklan State University	682
J.2	Capiz State University	685
J.3	Guimaras State University	689
J.4	Iloilo Science and Technology University	692
J.5	Iloilo State University of Fisheries Science and Technology	695
J.6	Northern Iloilo State University	698
J.7	University of Antique	701
J.8	West Visayas State University	705

K.	NEGROS ISLAND REGION (NIR)	709

K.1	Carlos Hilado Memorial State University	709
K.2	Central Philippines State University	712
K.3	Negros Oriental State University	715
K.4	Siquijor State College	718
K.5	State University of Northern Negros	721

L.	Region VII - CENTRAL VISAYAS	726

L.1	Bohol Island State University	726
L.2	Cebu Normal University	729
L.3	Cebu Technological University	732

M.	Region VIII - EASTERN VISAYAS	737

M.1	Biliran Province State University	737
M.2	Eastern Samar State University	740
M.3	Eastern Visayas State University	743
M.4	Leyte Normal University	747
M.5	Northwest Samar State University	750
M.6	Palompon Institute of Technology	753
M.7	Samar State University	757

M.8	Southern Leyte State University	760
M.9	University of Eastern Philippines	764
M.10	Visayas State University	767

N.	Region IX - ZAMBOANGA PENINSULA	771

N.1	Basilan State College	771
N.2	J.H. Cerilles State College	774
N.3	Jose Rizal Memorial State University	777
N.4	Western Mindanao State University	780
N.5	Zamboanga Peninsula Polytechnic State University	784
N.6	Zamboanga State College of Marine Sciences and Technology	787

O.	Region X - NORTHERN MINDANAO	792

O.1	Bukidnon State University	792
O.2	Camiguin Polytechnic State College	795
O.3	Central Mindanao University	798
O.4	MSU - Iligan Institute of Technology	802
O.5	Northern Bukidnon State College	805
O.6	Northwestern Mindanao State College of Science and Technology	808
O.7	University of Science and Technology of Southern Philippines	811

P.	Region XI - DAVAO	817

P.1	Davao De Oro State College	817
P.2	Davao Del Norte State College	820
P.3	Davao Del Sur State College	823
P.4	Davao Oriental State University	826
P.5	Southern Philippines Agri-Business and Marine and Aquati School of Technology	829
P.6	University of Southeastern Philippines	832

Q.	Region XII - SOCCSKSARGEN	837

Q.1	Cotabato Foundation College of Science and Technology	837
Q.2	South Cotabato State College	840
Q.3	Sultan Kudarat State University	843
Q.4	University of Southern Mindanao	846

R.	REGION XIII - CARAGA	850

R.1	Agusan del Sur State College of Agriculture and Technology	850
R.2	Caraga State University	853
R.3	North Eastern Mindanao State University	856
R.4	Surigao Del Norte State University	860

S.	BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)	864

S.1	Adiong Memorial State College	864
S.2	Cotabato State University	867
S.3	Mindanao State University	870
S.4	MSU-Tawi-Tawi College of Technology and Oceanography	878
S.5	Sulu State College	881
S.6	Tawi-Tawi Regional Agricultural College	884

	GENERAL SUMMARY - STATE UNIVERSITIES AND COLLEGES	890

X.	DEPARTMENT OF ENERGY	896

A.	Office of the Secretary	896

XI.	DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES	902

A.	Office of the Secretary	902
B.	Environmental Management Bureau	966
C.	Mines and Geosciences Bureau	983
D.	National Mapping and Resource Information Authority	993
E.	National Water Resources Board	996
F.	Palawan Council for Sustainable Development Staff	999

XII.	DEPARTMENT OF FINANCE	1004

A.	Office of the Secretary	1004
B.	Bureau of Customs	1007
C.	Bureau of Internal Revenue	1016
D.	Bureau of Local Government Finance	1024
E.	Bureau of the Treasury	1031
F.	Central Board of Assessment Appeals	1036
G.	Insurance Commission	1038
H.	National Tax Research Center	1040
I.	Privatization and Management Office	1043

XIII.	DEPARTMENT OF FOREIGN AFFAIRS	1047

A.	Office of the Secretary	1047
B.	Foreign Service Institute	1058
C.	Presidential Commission on Visiting Forces	1061
D.	Technical Cooperation Council of the Philippines	1062
E.	UNESCO National Commission of the Philippines	1065

XIV.	DEPARTMENT OF HEALTH	1069

A.	Office of the Secretary	1069
B.	National Nutrition Council	1107
C.	Philippine National AIDS Council	1110

XV.	DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT	1115

A.	Office of the Secretary	1115
B.	Human Settlements Adjudication Commission	1125

XVI.	DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY	1133

A.	Office of the Secretary	1133
B.	Cybercrime Investigation and Coordination Center	1138
C.	National Privacy Commission	1140
D.	National Telecommunications Commission	1143

XVII.	DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT	1149

A.	Office of the Secretary	1149
B.	Bureau of Fire Protection	1157
C.	Bureau of Jail Management and Penology	1162
D.	Early Childhood Care and Development Council	1167
E.	Local Government Academy	1169
F.	National Commission on Muslim Filipinos	1172
G.	National Police Commission	1182
H.	National Youth Commission	1196
I.	Philippine Commission on Women	1198
J.	Philippine National Police	1201
K.	Philippine Public Safety College	1224

XVIII.	DEPARTMENT OF JUSTICE	1230

A.	Office of the Secretary	1230
B.	Bureau of Corrections	1235
C.	Bureau of Immigration	1240
D.	Land Registration Authority	1244
E.	National Bureau of Investigation	1247
F.	Office for Alternative Dispute Resolution	1250
G.	Office of the Government Corporate Counsel	1252
H.	Office of the Solicitor General	1255
I.	Parole and Probation Administration	1258
J.	Presidential Commission on Good Government	1262
K.	Public Attorney’s Office	1265

XIX.	DEPARTMENT OF LABOR AND EMPLOYMENT	1269

A.	Office of the Secretary	1269
B.	Institute for Labor Studies	1286
C.	National Conciliation and Mediation Board	1289
D.	National Labor Relations Commission	1292
E.	National Wages and Productivity Commission	1295
F.	Professional Regulation Commission	1298
G.	Technical Education and Skills Development Authority	1308

XX.	DEPARTMENT OF MIGRANT WORKERS	1320

A.	Office of the Secretary	1320
B.	Overseas Workers Welfare Administration	1329

XXI.	DEPARTMENT OF NATIONAL DEFENSE	1334

A.	Office of the Secretary - Proper	1334
B.	Government Arsenal	1337
C.	National Defense College of the Philippines	1340
D.	Office of Civil Defense	1343
E.	Philippine Veterans Affairs Office - Proper	1346
F.	Veterans Memorial Medical Center	1349

G.	Armed Forces of the Philippines	1353

G.1	Philippine Army (Land Forces)	1353
G.2	Philippine Air Force (Air Forces)	1362
G.3	Philippine Navy (Naval Forces)	1367
G.4	General Headquarters, AFP and AFP - Wide Service Support Units (AFPWSSUS)	1372

JANUARY 5, 2026	OFFICIAL GAZETTE	1
CONGRESS OF THE PHILIPPINES

H.B. No. 4058

Republic of the Philippines

Congress of the Philippines

Metro Manila

Twentieth Congress

First Regular Session

Begun and held in Metro Manila, on Monday, the Twenty Eighth of July, Two Thousand and Twenty Five.

[Republic Act No. 12314]

AN ACT

APPROPRIATING FUNDS FOR THE OPERATION OF THE GOVERNMENT OF THE REPUBLIC OF THE PHILIPPINES FROM JANUARY ONE TO DECEMBER THIRTY ONE, TWO THOUSAND AND TWENTY SIX

Be it enacted by the Senate and the House of Representatives of the Philippines in Congress assembled:

Section 1. Appropriation of Funds. The following sums, or so much thereof as may be necessary, are hereby appropriated out of any funds in the National Treasury of the Philippines not otherwise appropriated, for the operation of the Government of the Republic of the Philippines from January One to December Thirty One, Two Thousand and Twenty Six, except where otherwise specifically provided herein:

2	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

I. CONGRESS OF THE PHILIPPINES

A. SENATE

For general administration and support, and operations, as indicated hereunder	₱	8,571,988,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	3,131,359,000	₱	2,508,178,000		₱	5,639,537,000
Operations		1,321,036,000		1,611,415,000			2,932,451,000

SENATE LEGISLATIVE PROGRAM		1,321,036,000		1,611,415,000			2,932,451,000

TOTAL NEW APPROPRIATIONS	₱	4,452,395,000	₱	4,119,593,000		₱	8,571,988,000

Special Provision(s)

1. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	2,642,639,000	₱	2,508,178,000		₱	5,150,817,000
Administration of Personnel Benefits		488,720,000					488,720,000

Sub-total, General Administration and Support		3,131,359,000		2,508,178,000			5,639,537,000

Operations
SENATE LEGISLATIVE PROGRAM		1,321,036,000		1,611,415,000			2,932,451,000

Legislation of Laws and Other Related Activities		1,321,036,000		1,611,415,000			2,932,451,000

Sub-total, Operations		1,321,036,000		1,611,415,000			2,932,451,000

TOTAL NEW APPROPRIATIONS	₱	4,452,395,000	₱	4,119,593,000		₱	8,571,988,000

JANUARY 5, 2026	OFFICIAL GAZETTE	3
CONGRESS OF THE PHILIPPINES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,695,284

Total Permanent Positions	1,695,284

Other Compensation Common to All
Personnel Economic Relief Allowance	46,056
Representation Allowance	34,686
Transportation Allowance	34,686
Clothing and Uniform Allowance	13,433
Honoraria	1,200
Mid-Year Bonus - Civilian	141,273
Year End Bonus	141,273
Cash Gift	9,595
Productivity Enhancement Incentive	9,595
Step Increment	4,238

Total Other Compensation Common to All	436,035

Other Compensation for Specific Groups
Lump-sum for filling of Positions - Civilian	455,332
Lump-sum for Personnel Services	1,729,477

Total Other Compensation for Specific Groups	2,184,809

Other Benefits
PAG-IBIG Contributions	4,606
PhilHealth Contributions	35,588
Employees Compensation Insurance Premiums	2,302
Terminal Leave	33,388

Total Other Benefits	75,884

Non-Permanent Positions	60,383

Total Personnel Services	4,452,395

Maintenance and Other Operating Expenses
Travelling Expenses	580,838
Training and Scholarship Expenses	17,000
Supplies and Materials Expenses	98,456
Utility Expenses	74,135

4	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Communication Expenses	45,832
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	537,448
Professional Services	184,524
General Services	91,700
Repairs and Maintenance	11,000
Taxes, Insurance Premiums and Other Fees	3,336
Other Maintenance and Operating Expenses
Advertising Expenses	7,320
Printing and Publication Expenses	12,430
Representation Expenses	133,833
Transportation and Delivery Expenses	890
Rent/Lease Expenses	537,734
Membership Dues and Contributions to Organizations	1,961
Subscription Expenses	36,262
Other Maintenance and Operating Expenses	1,744,894

Total Maintenance and Other Operating Expenses	4,119,593

Total Current Operating Expenditures	8,571,988

TOTAL NEW APPROPRIATIONS	8,571,988

B. SENATE ELECTORAL TRIBUNAL

For general administration and support, and operations, as indicated hereunder	₱	389,888,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	214,053,000	₱	30,581,000	₱	10,000,000	₱	254,634,000
Operations		79,398,000		55,856,000				135,254,000

SENATE ELECTORAL CONTESTS ADJUDICATION PROGRAM		79,398,000		55,856,000				135,254,000

TOTAL NEW APPROPRIATIONS	₱	293,451,000	₱	86,437,000	₱	10,000,000	₱	389,888,000

Special Provision(s)

1. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

JANUARY 5, 2026	OFFICIAL GAZETTE	5
CONGRESS OF THE PHILIPPINES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	146,571,000	₱	30,581,000	₱	10,000,000	₱	187,152,000
Administration of Personnel Benefits		67,482,000						67,482,000

Sub-total, General Administration and Support		214,053,000		30,581,000		10,000,000		254,634,000

Operations
SENATE ELECTORAL CONTESTS ADJUDICATION PROGRAM		79,398,000		55,856,000				135,254,000

Adjudication of Electoral Contests Involving Members of the Senate Including Administrative Support		79,398,000		55,856,000				135,254,000

Sub-total, Operations		79,398,000		55,856,000				135,254,000

TOTAL NEW APPROPRIATIONS	₱	293,451,000	₱	86,437,000	₱	10,000,000	₱	389,888,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	84,952

Total Permanent Positions	84,952

Other Compensation Common to All
Personnel Economic Relief Allowance	2,304
Representation Allowance	1,380
Transportation Allowance	1,380
Clothing and Uniform Allowance	672
Honoraria	200
Mid-Year Bonus - Civilian	7,080
Year End Bonus	7,080
Cash Gift	480
Per Diems	3,300

6	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Productivity Enhancement Incentive	480
Step Increment	212

Total Other Compensation Common to All	24,568

Other Compensation for Specific Groups
Provident/Welfare Fund Contributions	1,248
Lump-sum for filling of Positions - Civilian	67,482
Lump-sum for Personnel Services	102,833
Other Personnel Benefits	10,206

Total Other Compensation for Specific Groups	181,769

Other Benefits
PAG-IBIG Contributions	230
PhilHealth Contributions	1,817
Employees Compensation Insurance Premiums	115

Total Other Benefits	2,162

Total Personnel Services	293,451

Maintenance and Other Operating Expenses
Travelling Expenses	500
Training and Scholarship Expenses	3,000
Supplies and Materials Expenses	2,710
Utility Expenses	1,236
Communication Expenses	3,198
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	5,880
Professional Services	5,634
General Services	6,030
Repairs and Maintenance	1,000
Taxes, Insurance Premiums and Other Fees	454
Other Maintenance and Operating Expenses
Printing and Publication Expenses	20
Representation Expenses	5,261
Rent/Lease Expenses	16,740
Subscription Expenses	1,027
Other Maintenance and Operating Expenses	33,747

Total Maintenance and Other Operating Expenses	86,437

Total Current Operating Expenditures	379,888

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	3,000
Transportation Equipment Outlay	7,000

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	389,888

JANUARY 5, 2026	OFFICIAL GAZETTE	7
CONGRESS OF THE PHILIPPINES

C. COMMISSION ON APPOINTMENTS

For general administration and support, and operations, as indicated hereunder	₱	1,680,256,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	412,865,000	₱	620,338,000	₱	16,013,000	₱	1,049,216,000
Operations		210,896,000		420,144,000				631,040,000

PRESIDENTIAL APPOINTMENTS CONFIRMATION PROGRAM		210,896,000		420,144,000				631,040,000

TOTAL NEW APPROPRIATIONS	₱	623,761,000	₱	1,040,482,000	₱	16,013,000	₱	1,680,256,000

Special Provision(s)

1. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	346,621,000	₱	620,338,000	₱	16,013,000	₱	982,972,000
Administration of Personnel Benefits		66,244,000						66,244,000

Sub-total, General Administration and Support		412,865,000		620,338,000		16,013,000		1,049,216,000

Operations
PRESIDENTIAL APPOINTMENTS CONFIRMATION PROGRAM		210,896,000		420,144,000				631,040,000

Review and Confirmation of Appointments Submitted to the Commission		210,896,000		420,144,000				631,040,000

Sub-total, Operations		210,896,000		420,144,000				631,040,000

TOTAL NEW APPROPRIATIONS	₱	623,761,000	₱	1,040,482,000	₱	16,013,000	₱	1,680,256,000

8	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	246,466

Total Permanent Positions	246,466

Other Compensation Common to All
Personnel Economic Relief Allowance	6,960
Representation Allowance	8,328
Transportation Allowance	6,630
Clothing and Uniform Allowance	2,030
Honoraria	565
Overtime Pay	2,500
Mid-Year Bonus - Civilian	20,901
Year End Bonus	20,901
Cash Gift	1,450
Productivity Enhancement Incentive	1,450
Step Increment	701

Total Other Compensation Common to All	72,416

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	40
Lump-sum for filling of Positions - Civilian	57,807
Lump-sum for Personnel Services	68,703
Other Personnel Benefits	110,031

Total Other Compensation for Specific Groups	236,581

Other Benefits
PAG-IBIG Contributions	696
PhilHealth Contributions	5,497
Employees Compensation Insurance Premiums	348
Loyalty Award - Civilian	110
Terminal Leave	23,738

Total Other Benefits	30,389

Non-Permanent Positions	37,909

Total Personnel Services	623,761

Maintenance and Other Operating Expenses
Travelling Expenses	12,950
Training and Scholarship Expenses	3,500

JANUARY 5, 2026	OFFICIAL GAZETTE	9
CONGRESS OF THE PHILIPPINES

Supplies and Materials Expenses	31,945
Utility Expenses	5,301
Communication Expenses	10,050
Survey, Research, Exploration and Development Expenses	1
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	6,660
Professional Services	40,200
General Services	2,500
Repairs and Maintenance	4,200
Taxes, Insurance Premiums and Other Fees	1,300
Other Maintenance and Operating Expenses
Advertising Expenses	1,200
Printing and Publication Expenses	2,000
Representation Expenses	58,468
Rent/Lease Expenses	141,976
Membership Dues and Contributions to Organizations	1
Subscription Expenses	2,500
Other Maintenance and Operating Expenses	715,730

Total Maintenance and Other Operating Expenses	1,040,482

Total Current Operating Expenditures	1,664,243

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	4,653
Furniture, Fixtures and Books Outlay	10,252
Other Property Plant and Equipment Outlay	1,108

Total Capital Outlays	16,013

TOTAL NEW APPROPRIATIONS	1,680,256

D. HOUSE OF REPRESENTATIVES

For general administration and support, and operations, as indicated hereunder	₱	27,702,099,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	2,821,802,000	₱	11,719,624,000	₱	1,000,000,000	₱	15,541,426,000
Operations		5,302,039,000		6,858,634,000				12,160,673,000

HOR LEGISLATIVE PROGRAM		5,302,039,000		6,858,634,000				12,160,673,000

TOTAL NEW APPROPRIATIONS	₱	8,123,841,000	₱	18,578,258,000	₱	1,000,000,000	₱	27,702,099,000

10	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Special Provision(s)

1. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	2,172,367,000	₱	11,719,624,000	₱	1,000,000,000	₱	14,891,991,000
Administration of Personnel Benefits		649,435,000						649,435,000

Sub-total, General Administration and Support		2,821,802,000		11,719,624,000		1,000,000,000		15,541,426,000

Operations
HOR LEGISLATIVE PROGRAM		5,302,039,000		6,858,634,000				12,160,673,000

Legislation of Laws and Other Related Activities		5,302,039,000		6,858,634,000				12,160,673,000

Sub-total, Operations		5,302,039,000		6,858,634,000				12,160,673,000

TOTAL NEW APPROPRIATIONS	₱	8,123,841,000	₱	18,578,258,000	₱	1,000,000,000	₱	27,702,099,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	4,012,535

Total Permanent Positions	4,012,535

Other Compensation Common to All
Personnel Economic Relief Allowance	92,784
Representation Allowance	62,778
Transportation Allowance	62,778
Clothing and Uniform Allowance	27,062
Mid-Year Bonus - Civilian	325,048
Year End Bonus	325,048
Cash Gift	19,330

JANUARY 5, 2026	OFFICIAL GAZETTE	11
CONGRESS OF THE PHILIPPINES

Productivity Enhancement Incentive	19,330
Step Increment	9,457

Total Other Compensation Common to All	943,615

Other Compensation for Specific Groups
Lump-sum for filling of Positions - Civilian	649,435
Lump-sum for Personnel Services	632,365
Other Personnel Benefits	76,251

Total Other Compensation for Specific Groups	1,358,051

Other Benefits
PAG-IBIG Contributions	9,353
PhilHealth Contributions	69,122
Employees Compensation Insurance Premiums	4,676
Terminal Leave	1,402,767

Total Other Benefits	1,485,918

Non-Permanent Positions	323,722

Total Personnel Services	8,123,841

Maintenance and Other Operating Expenses
Travelling Expenses	1,856,016
Training and Scholarship Expenses	66,170
Supplies and Materials Expenses	1,038,049
Utility Expenses	997,811
Communication Expenses	1,473,605
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,436,089
Professional Services	4,183,385
General Services	297,500
Repairs and Maintenance	975,000
Taxes, Insurance Premiums and Other Fees	114,380
Other Maintenance and Operating Expenses
Advertising Expenses	447,993
Printing and Publication Expenses	154,700
Representation Expenses	515,600
Transportation and Delivery Expenses	257
Rent/Lease Expenses	24,000
Membership Dues and Contributions to Organizations	104,000
Subscription Expenses	78,400
Donations	10,000
Other Maintenance and Operating Expenses	4,805,303

Total Maintenance and Other Operating Expenses	18,578,258

Total Current Operating Expenditures	26,702,099

12	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	400,000
Machinery and Equipment Outlay	300,000
Transportation Equipment Outlay	100,000
Furniture, Fixtures and Books Outlay	200,000

Total Capital Outlays	1,000,000

TOTAL NEW APPROPRIATIONS	27,702,099

E. HOUSE OF REPRESENTATIVES ELECTORAL TRIBUNAL

For general administration and support, and operations, as indicated hereunder	₱	255,981,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	102,559,000	₱	16,237,000		₱	118,796,000
Operations		87,844,000		49,341,000			137,185,000

HOR ELECTORAL CONTESTS ADJUDICATION PROGRAM		87,844,000		49,341,000			137,185,000

TOTAL NEW APPROPRIATIONS	₱	190,403,000	₱	65,578,000		₱	255,981,000

Special Provision(s)

1. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	26,633,000	₱	16,237,000		₱	42,870,000
Administration of Personnel Benefits		75,926,000					75,926,000

Sub-total, General Administration and Support		102,559,000		16,237,000			118,796,000

JANUARY 5, 2026	OFFICIAL GAZETTE	13
CONGRESS OF THE PHILIPPINES

Operations
HOR ELECTORAL CONTESTS ADJUDICATION PROGRAM		87,844,000		49,341,000		137,185,000

Adjudication of Electoral Contests Involving Members of the House of Representatives		87,844,000		49,341,000		137,185,000

Sub-total, Operations		87,844,000		49,341,000		137,185,000

TOTAL NEW APPROPRIATIONS	₱	190,403,000	₱	65,578,000	₱	255,981,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	85,750

Total Permanent Positions	85,750

Other Compensation Common to All
Personnel Economic Relief Allowance	2,640
Representation Allowance	2,958
Transportation Allowance	2,958
Clothing and Uniform Allowance	770
Honoraria	1,323
Mid-Year Bonus - Civilian	7,146
Year End Bonus	7,146
Cash Gift	550
Productivity Enhancement Incentive	550
Step Increment	214

Total Other Compensation Common to All	26,255

Other Compensation for Specific Groups
Provident/Welfare Fund Contributions	231
Lump-sum for filling of Positions - Civilian	71,354

Total Other Compensation for Specific Groups	71,585

Other Benefits
PAG-IBIG Contributions	264
PhilHealth Contributions	1,845
Employees Compensation Insurance Premiums	132
Terminal Leave	4,572

Total Other Benefits	6,813

Total Personnel Services	190,403

14	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Maintenance and Other Operating Expenses
Travelling Expenses	3,767
Training and Scholarship Expenses	4,414
Supplies and Materials Expenses	22,845
Utility Expenses	1,337
Communication Expenses	2,980
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,674
Professional Services	7,535
General Services	5,355
Repairs and Maintenance	893
Taxes, Insurance Premiums and Other Fees	570
Other Maintenance and Operating Expenses
Advertising Expenses	330
Printing and Publication Expenses	820
Representation Expenses	5,850
Transportation and Delivery Expenses	2,700
Rent/Lease Expenses	900
Subscription Expenses	608

Total Maintenance and Other Operating Expenses	65,578

Total Current Operating Expenditures	255,981

TOTAL NEW APPROPRIATIONS	255,981

Special Provisions Applicable to the Congress of the Philippines

1. Augmentation of Any Item in the Appropriations of the Congress of the Philippines. Pursuant to Section 25(5) of Article VI of the Constitution, the Senate President, with respect to the Senate and the Speaker, with respect to the House of Representatives, are hereby authorized to augment any item in the general appropriations law for their respective offices from any savings in other items of their respective appropriations.

2. Organizational Structure of the Senate, the House of Representatives, the Senate and House of Representatives Electoral Tribunals and the Commission on Appointments. Notwithstanding any provision of law to the contrary and within the limits of the appropriations authorized in this Act, the Senate President, with respect to the Senate and the Commission on Appointments, the Speaker, with respect to the House of Representatives, and the Chairpersons of the Senate and House of Representatives Electoral Tribunals are authorized to:

(a) formulate and implement the organizational structures of their respective offices;

(b) fix and determine the salaries, allowances and other benefits of their Members, employees and consultants, subject to Section 10, Article VI of the Constitution, and whenever public interest so requires, make adjustments and reorganization of positions in the regular personnel with the corresponding transfer of items of appropriations; and

(c) create new positions in their respective offices:

Provided, That officers and employees whose positions are affected by such adjustments or reorganization shall be granted retirement gratuities and separation pay in accordance with existing laws, which shall be payable from any unexpended balance of, or savings in the appropriations of their respective offices: Provided, further, That the foregoing changes, reorganization and modifications shall be submitted to the DBM for proper documentation.

(GENERAL OBSERVATION- President’s Veto Message, January 5, 2026, Volume I-B, page 722, R.A. No.12314)

3. Release of Appropriations. All appropriations authorized for the Senate, the House of Representatives, the Commission on Appointments, and the Senate and House of Representatives Electoral Tribunals shall be automatically and regularly released.

4. Modification of Allocation for Operational Expenses. Subject to the approval of the Senate President or the Speaker of the House of Representatives, as the case may be, a Member of Congress may modify his allocation for operational expenses to any other expense category: Provided , That the total of said allocation is not exceeded.

5. Revolving Fund for the Reproduction of Legislative Records and Sale of Publications and Products. The revolving fund constituted from the income derived from business-type activities of the Senate and the House of Representatives including sale of publications and other institutional products shall be used to cover the expenses incurred for the said activities in accordance with accounting and auditing rules and regulations.

6. Availability of Appropriations and Cash Allocations. Unexpended quarterly and year-end balances of approved appropriations and cash allocations for the Senate, the House of Representatives, the Senate and the House of Representatives Electoral Tribunals and the Commission on Appointments shall remain valid appropriations and shall continue to be available for expenditure until fully spent and shall remain under their control and accountability, subject to accounting and auditing rules and regulations.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, January 5, 2026, Volume I-B, page 721, R.A. No.12314)

7. Constitutional Guarantee. In the implementation of the foregoing provisions, the constitutional guarantee of the independence of Congress as a co-equal branch of government must be maintained.

JANUARY 5, 2026	OFFICIAL GAZETTE	15
CONGRESS OF THE PHILIPPINES

GENERAL SUMMARY

CONGRESS OF THE PHILIPPINES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. SENATE	₱	4,452,395,000	₱	4,119,593,000	₱		₱	8,571,988,000
B. SENATE ELECTORAL TRIBUNAL		293,451,000		86,437,000		10,000,000		389,888,000
C. COMMISSION ON APPOINTMENTS		623,761,000		1,040,482,000		16,013,000		1,680,256,000
D. HOUSE OF REPRESENTATIVES		8,123,841,000		18,578,258,000		1,000,000,000		27,702,099,000
E. HOUSE OF REPRESENTATIVES ELECTORAL TRIBUNAL		190,403,000		65,578,000				255,981,000

TOTAL NEW APPROPRIATIONS, CONGRESS OF THE PHILIPPINES	₱	13,683,851,000	₱	23,890,348,000	₱	1,026,013,000	₱	38,600,212,000

16	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

II. OFFICE OF THE PRESIDENT

A. THE PRESIDENT’S OFFICES

For general administration and support, and operations, including locally funded projects, as indicated hereunder	₱	28,028,733,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	914,662,000	₱	722,025,000	₱	720,503,000	₱	2,357,190,000
Operations		772,830,000		7,346,018,000				8,118,848,000

PRESIDENTIAL OVERSIGHT PROGRAM		395,462,000		5,092,910,000				5,488,372,000
PRESIDENTIAL ADVISORY PROGRAM		67,285,000		142,655,000				209,940,000
PRESIDENTIAL LEGAL AND LEGISLATIVE SERVICES PROGRAM		111,661,000		123,091,000				234,752,000
PRESIDENTIAL EXECUTIVE STAFF SERVICES PROGRAM		198,422,000		1,987,362,000				2,185,784,000

Total, Regular Program(s)		1,687,492,000		8,068,043,000		720,503,000		10,476,038,000

B. PROJECTS
Locally-Funded Project(s)		56,961,000		17,495,734,000				17,552,695,000

Total, Project(s)		56,961,000		17,495,734,000				17,552,695,000

TOTAL NEW APPROPRIATIONS	₱	1,744,453,000	₱	25,563,777,000	₱	720,503,000	₱	28,028,733,000

Special Provision(s)

1. Appropriations for the Philippine Hosting of the Association of Southeast Asian Nations Summits and Related Meetings in 2026. The amount of Seventeen Billion Four Hundred Ninety Five Million Seven Hundred Thirty Four Thousand Pesos (₱17,495,734,000) appropriated herein for the Philippine hosting of the Association of Southeast Asian Nations (ASEAN) Summits and related meetings in 2026 shall be released directly to the following implementing agencies, subject to the submission of the approved Agency Task Plan from the ASEAN National Organizing Council (NOC) Committee Chairperson under Administrative Order No. 17, s. 2024:

Department/Agency	Amount
OP	₱	10,783,656,000
DOF-OSEC		1,614,000
DICT-OSEC		526,127,000
DILG-OSEC		180,367,000
DILG-BFP		739,131,000
DILG-BJMP		1,414,000
DILG-NYC		15,030,000
DILG-PCW		6,343,000

JANUARY 5, 2026	OFFICIAL GAZETTE	17
OFFICE OF THE PRESIDENT

DILG-PNP	1,933,410,000
DND-OSEC	85,418,000
DND-OCD	454,413,000
DND-PAF	29,154,000
DND-AFPWSSUS	60,029,000
DOT-OSEC	482,000,000
DTI-OSEC	169,800,000
DOTr-OSEC	75,400,000
DOTr-PCG	249,301,000
DOTr-TRB	12,842,000
PCO-Proper	553,703,000
PCO-BCS	17,673,000
PCO-NIB	284,000
PCO-PIA	20,617,000
PCO-PBS-RTVM	807,873,000
NCCA	30,407,000
NICA	154,597,000
NSC	9,723,000
OPAPRU	30,000,000
MMDA	65,408,000

Total	17,495,734,000

The amounts appropriated herein shall be utilized for the Philippine Hosting and Chairmanship of the ASEAN 2026, including but not limited to, the acquisition of goods, engagement of consulting services, and execution of lease for real and personal properties, subject to the guidelines to be issued by the ASEAN NOC, in consultation with the Government Procurement Policy Board, which shall ensure the security of the delegations, comply with diplomatic and protocol obligations, and assure value-for-money in all transactions.

2. Reporting and Posting Requirements. The Office of the President (OP) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the Budget and Treasury Management System; and

(b) OP’s website.

The OP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	899,375,000	₱	722,025,000	₱	720,503,000	₱	2,341,903,000
Administration of Personnel Benefits		15,287,000						15,287,000

Sub-total, General Administration and Support		914,662,000		722,025,000		720,503,000		2,357,190,000

18	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Operations
PRESIDENTIAL OVERSIGHT PROGRAM	395,462,000	5,092,910,000		5,488,372,000

Issuance of Presidential Directives, Special Powers and Authorities and Clearances	82,684,000	68,621,000		151,305,000
Policy Development and Formulation on Strategic Presidential Interventions	65,871,000	80,833,000		146,704,000
Oversight Management on National Security Concerns	114,031,000	4,862,491,000		4,976,522,000
Public Assistance and Information Services	111,913,000	69,835,000		181,748,000
Oversight of General Government Internal Control Systems	20,963,000	3,184,000		24,147,000
Oversight and General Government Performance Monitoring		7,946,000		7,946,000
PRESIDENTIAL ADVISORY PROGRAM	67,285,000	142,655,000		209,940,000

Presidential Advisory Assistance Services	67,285,000	142,655,000		209,940,000
PRESIDENTIAL LEGAL AND LEGISLATIVE SERVICES PROGRAM	111,661,000	123,091,000		234,752,000

Provide Legal Advice, Renew Contracts and Resolve Cases on Appeal	51,405,000	13,314,000		64,719,000
Prepare Presidential Issuances, Conduct Investigation and Render Decision on Complaint Against Presidential Appointees		16,813,000		16,813,000
Review Bills Passed by Congress		1,432,000		1,432,000
Harmonize the President’s Legislative Priorities with Other Executive Agencies and in Various Stages of the Legislative Process	60,256,000	91,532,000		151,788,000
PRESIDENTIAL EXECUTIVE STAFF SERVICES PROGRAM	198,422,000	1,987,362,000		2,185,784,000

Local/Foreign Missions and State Visits	35,655,000	982,649,000		1,018,304,000
Presidential Security and Close-in Functions	47,661,000	17,777,000		65,438,000
Management of Special Events and Internal House Affair	115,106,000	985,484,000		1,100,590,000
Process and Manage Documents for the President		1,452,000		1,452,000

Sub-total, Operations	772,830,000	7,346,018,000		8,118,848,000

Total, Regular Program(s)	1,687,492,000	8,068,043,000	720,503,000	10,476,038,000

PROJECTS
Locally-Funded Project(s)

JANUARY 5, 2026	OFFICIAL GAZETTE	19
OFFICE OF THE PRESIDENT

Philippine Hosting of the Association of Southeast Asian Nations (ASEAN) Summits and Related Meetings in 2026		56,961,000		17,495,734,000				17,552,695,000

Sub-total, Locally-Funded Project(s)		56,961,000		17,495,734,000				17,552,695,000

Total, Project(s)		56,961,000		17,495,734,000				17,552,695,000

TOTAL NEW APPROPRIATIONS	₱	1,744,453,000	₱	25,563,777,000	₱	720,503,000	₱	28,028,733,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	628,672

Total Permanent Positions	628,672

Other Compensation Common to All
Personnel Economic Relief Allowance	23,328
Representation Allowance	12,588
Transportation Allowance	12,588
Clothing and Uniform Allowance	6,804
Mid-Year Bonus - Civilian	52,391
Year End Bonus	52,391
Cash Gift	4,860
Productivity Enhancement Incentive	4,860
Step Increment	1,572

Total Other Compensation Common to All	171,382

Other Benefits
PAG-IBIG Contributions	2,332
PhilHealth Contributions	13,622
Employees Compensation Insurance Premiums	1,167
Loyalty Award - Civilian	10
Terminal Leave	15,287

Total Other Benefits	32,418

Non-Permanent Positions	911,981

Total Personnel Services	1,744,453

Maintenance and Other Operating Expenses
Travelling Expenses	890,997
Training and Scholarship Expenses	151,756

20	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Supplies and Materials Expenses	758,523
Utility Expenses	179,268
Communication Expenses	55,333
Awards/Rewards and Prizes	3,470
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	2,250,000
Extraordinary and Miscellaneous Expenses	20,874
Intelligence Expenses	2,310,000
Professional Services	2,893,557
General Services	73,845
Repairs and Maintenance	146,531
Taxes, Insurance Premiums and Other Fees	59,599
Other Maintenance and Operating Expenses
Advertising Expenses	10,330
Printing and Publication Expenses	53,341
Representation Expenses	3,470,271
Transportation and Delivery Expenses	520
Rent/Lease Expenses	3,556,502
Membership Dues and Contributions to Organizations	17,000
Subscription Expenses	74,456
Other Maintenance and Operating Expenses	8,587,604

Total Maintenance and Other Operating Expenses	25,563,777

Total Current Operating Expenditures	27,308,230

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	16,300
Buildings and Other Structures	558,300
Machinery and Equipment Outlay	62,197
Transportation Equipment Outlay	53,655
Furniture, Fixtures and Books Outlay	5,551
Other Property Plant and Equipment Outlay	14,500
Intangible Assets Outlay	10,000

Total Capital Outlays	720,503

TOTAL NEW APPROPRIATIONS	28,028,733

JANUARY 5, 2026	OFFICIAL GAZETTE	21
OFFICE OF THE PRESIDENT

GENERAL SUMMARY

OFFICE OF THE PRESIDENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. THE PRESIDENT’S OFFICES	₱	1,744,453,000	₱	25,563,777,000	₱	720,503,000	₱	28,028,733,000

TOTAL NEW APPROPRIATIONS, OFFICE OF THE PRESIDENT	₱	1,744,453,000	₱	25,563,777,000	₱	720,503,000	₱	28,028,733,000

22	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

III. OFFICE OF THE VICE-PRESIDENT

For general administration and support, and operations, as indicated hereunder	₱889,236,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	82,842,000	₱	145,025,000	₱	16,604,000	₱	244,471,000
Operations		116,037,000		528,728,000				644,765,000

SOCIO-ECONOMIC PROGRAM DELIVERY		116,037,000		528,728,000				644,765,000

TOTAL NEW APPROPRIATIONS	₱	198,879,000	₱	673,753,000	₱	16,604,000	₱	889,236,000

Special Provision(s)

1. Reporting and Posting Requirements. The Office of the Vice-President (OVP) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the Budget and Treasury Management System; and

(b) OVP’s website.

The OVP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	82,842,000	₱	145,025,000	₱	16,604,000	₱	244,471,000

Sub-total, General Administration and Support		82,842,000		145,025,000		16,604,000		244,471,000

Operations
SOCIO-ECONOMIC PROGRAM DELIVERY		116,037,000		528,728,000				644,765,000

Socio-Economic Projects and Stakeholder
Engagements		116,037,000		528,728,000				644,765,000

Sub-total, Operations		116,037,000		528,728,000				644,765,000

TOTAL NEW APPROPRIATIONS	₱	198,879,000	₱	673,753,000	₱	16,604,000	₱	889,236,000

JANUARY 5, 2026	OFFICIAL GAZETTE	23
OFFICE OF THE VICE-PRESIDENT

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	113,826

Total Permanent Positions	113,826

Other Compensation Common to All
Personnel Economic Relief Allowance	3,888
Representation Allowance	1,434
Transportation Allowance	1,434
Clothing and Uniform Allowance	1,134
Mid-Year Bonus - Civilian	9,485
Year End Bonus	9,485
Cash Gift	810
Productivity Enhancement Incentive	810
Step Increment	284

Total Other Compensation Common to All	28,764

Other Benefits
PAG-IBIG Contributions	389
PhilHealth Contributions	2,633
Employees Compensation Insurance Premiums	195
Loyalty Award - Civilian	20

Total Other Benefits	3,237

Non-Permanent Positions	37,826

Military/Uniformed Personnel
Other Compensation for Specific Groups
Special Duty Allowance	15,226

Total Other Compensation for Specific Groups	15,226

Total Personnel Services	198,879

Maintenance and Other Operating Expenses
Travelling Expenses	56,000
Training and Scholarship Expenses	3,000
Supplies and Materials Expenses	288,107
Utility Expenses	8,062

24	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Communication Expenses	10,115
Awards/Rewards and Prizes	500
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	620
Professional Services	64,237
General Services	39,575
Repairs and Maintenance	11,600
Financial Assistance / Subsidy	39,600
Taxes, Insurance Premiums and Other Fees	2,250
Other Maintenance and Operating Expenses
Representation Expenses	59,104
Transportation and Delivery Expenses	12,687
Rent/Lease Expenses	57,000
Subscription Expenses	19,891
Other Maintenance and Operating Expenses	1,405

Total Maintenance and Other Operating Expenses	673,753

Total Current Operating Expenditures	872,632

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	16,604

Total Capital Outlays	16,604

TOTAL NEW APPROPRIATIONS	889,236

JANUARY 5, 2026	OFFICIAL GAZETTE	25
OFFICE OF THE VICE-PRESIDENT

GENERAL SUMMARY

OFFICE OF THE VICE-PRESIDENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE VICE-PRESIDENT	₱	198,879,000	₱	673,753,000	₱	16,604,000	₱	889,236,000

TOTAL NEW APPROPRIATIONS, OFFICE OF THE VICE-PRESIDENT	₱	198,879,000	₱	673,753,000	₱	16,604,000	₱	889,236,000

26	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

IV. DEPARTMENT OF AGRARIAN REFORM

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including foreign-assisted project(s), in support of the Comprehensive Agrarian Reform Program, as indicated hereunder	₱	16,848,770,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	1,014,859,000	₱	1,382,969,000	₱	22,250,000	₱	2,420,078,000
Support to Operations		656,613,000		521,432,000		1,040,000		1,179,085,000
Operations		4,405,213,000		2,100,746,000		435,000,000		6,940,959,000

LAND TENURE SECURITY PROGRAM		2,833,482,000		757,473,000				3,590,955,000
AGRARIAN JUSTICE DELIVERY PROGRAM		611,528,000		429,269,000				1,040,797,000
AR BENEFICIARIES DEVELOPMENT AND SUSTAINABILITY PROGRAM		960,203,000		914,004,000		435,000,000		2,309,207,000

Total, Regular Programs		6,076,685,000		4,005,147,000		458,290,000		10,540,122,000

B. PROJECT(S)
Foreign-Assisted Project(s)		101,248,000		5,792,977,000		414,423,000		6,308,648,000

Total, Project(s)		101,248,000		5,792,977,000		414,423,000		6,308,648,000

TOTAL NEW APPROPRIATIONS	₱	6,177,933,000	₱	9,798,124,000	₱	872,713,000	₱	16,848,770,000

Special Provision(s)

1. Comprehensive Agrarian Reform Program. The total amount of Eighteen Billion Three Hundred Six Million Seven Thousand Pesos (₱18,306,007,000) shall be used in support of the programs and projects of the DAR and other implementing agencies of the Comprehensive Agrarian Reform Program (CARP), which are duly approved by the Presidential Agrarian Reform Council (PARC) in accordance with E.O. No. 229, s. 1987 and R.A. No. 6657, as amended, and endorsed by the PARC Executive Committee to the DBM, with their corresponding amounts:

(a) Nine Billion Seven Hundred Twenty One Million Five Hundred Fifty Thousand Pesos (₱9,721,550,000) for Land Tenure Security and for Agrarian Justice Delivery, of which Five Hundred Million Pesos (₱500,000,000) for Landowners’ Compensation shall be released to the Land Bank of the Philippines (LBP), through the Bureau of the Treasury (BTr).

This amount shall be supplemented by specific appropriations in this Act lodged under the budgets of the following CARP implementing agencies:

DENR-OSEC	₱	52,556,000
DOJ-LRA		194,235,000

TOTAL	₱	246,791,000

(b) Three Billion Five Hundred Twenty Eight Million Fifty Seven Thousand Pesos (₱3,528,057,000) for Program Beneficiaries Development which will also be in support of the programs and projects of the Agriculture and Fisheries Modernization Program.

JANUARY 5, 2026	OFFICIAL GAZETTE	27
DEPARTMENT OF AGRARIAN REFORM

This amount shall be supplemented by specific appropriations in this Act lodged in the budgets of the various CARP implementing agencies, as follows:

DENR-OSEC	₱	194,095,000
DTI-OSEC		134,163,000
NIA		882,188,000

TOTAL	₱	1,210,446,000

2. Agrarian Reform Fund. In addition to the amounts appropriated herein, the amount of Five Hundred Four Million Five Hundred Thirty Five Thousand Pesos (₱504,535,000) shall be used for the just compensation payments to landowners, including execution of judgments therefor, and allocation for support services, agrarian justice delivery, and operational requirements of the DAR and other CARP implementing agencies consistent with Section 21 of R.A. No. 9700, amending R.A. No. 6657: Provided , That such programs and projects shall be approved by the PARC in accordance with E.O. No. 229 and R.A. No. 6657, as amended, and endorsed by the PARC Executive Committee to the DBM for fund release.

Implementation of this provision shall be subject to judicious fiscal programming by the National Government.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

3. Agri-Agra Special Fund. In addition to the amounts appropriated herein, the amount of Two Hundred Seventy One Million Three Hundred Eighty Two Thousand Pesos (₱271,382,000) shall be used for titling and parcelization of landholdings covered with collective Certificate of Land Ownership Awards (CLOA) consistent with Section 11 of R.A. No. 11901.

Implementation of this provision shall be subject to judicious fiscal programming by the National Government.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

4. Land Distribution Security Program. The DAR, in consultation with the DEPDev, shall initiate the review and evaluation of DAR land distribution targets as mandated under the Philippine Development Plan and shall ensure land distribution and farmers installation in provinces where private land distribution records the lowest achievement and largest backlogs. A report on the result of the review and evaluation shall be submitted to Congress and posted in the DAR’s website.

5. Exclusion of Lands Owned and Occupied by Public Schools from the Comprehensive Agrarian Reform Program. Consistent with R.A. No. 6657, as amended, lands actually, directly and exclusively used and found to be necessary for school sites and campuses including experimental farm stations operated by public schools for educational purposes shall be exempt from acquisition and distribution under the CARP.

6. Climate Change Adaptation and Mitigation. The DAR, in coordination with other relevant agencies, shall provide as much as possible, support to all Agrarian Reform Communities (ARCs) to strengthen their climate resilience, including the conduct of climate and disaster risk assessments, provision of capacity-building on value-adding activities and non-farm livelihood options, enhancing access to innovative agricultural insurance coverage such as weather index-based insurance, and enhancing their capacity to adopt climate-resilient technologies. The DAR, in coordination with other relevant agencies, shall also capacitate the ARCs in the use of renewable energy and energy efficiency, ecological solid waste management, and sustainable land use such as organic farming approaches, and the use of rainwater catchments.

7. Reporting and Posting Requirements. The DAR shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the Budget and Treasury Management System (BTMS); and

(b) DAR’s website.

The DAR shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations.

The date of notice to said agencies shall be considered the date of compliance with this requirement.

8. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	843,681,000	₱	1,382,969,000	₱	22,250,000	₱	2,248,900,000

28	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

National Capital Region (NCR)	740,622,000	308,497,000	18,400,000	1,067,519,000

Central Office	740,622,000	308,497,000	18,400,000	1,067,519,000
Region I - Ilocos	1,352,000	40,971,000		42,323,000

Regional Office I - Proper	1,352,000	15,617,000		16,969,000
PARO - Ilocos Norte		4,975,000		4,975,000
PARO - Ilocos Sur		7,150,000		7,150,000
PARO - La Union		6,471,000		6,471,000
PARO - Pangasinan		6,758,000		6,758,000
Cordillera Administrative Region (CAR)	8,117,000	50,008,000		58,125,000

CAR - Proper	8,117,000	18,289,000		26,406,000
PARO - Abra		5,671,000		5,671,000
PARO - Apayao		4,965,000		4,965,000
PARO - Benguet		5,738,000		5,738,000
PARO - Ifugao		5,367,000		5,367,000
PARO - Kalinga		5,738,000		5,738,000
PARO - Mt. Province		4,240,000		4,240,000
Region II - Cagayan Valley	5,413,000	58,223,000		63,636,000

Regional Office II - Proper	5,413,000	22,334,000		27,747,000
PARO - Batanes		714,000		714,000
PARO - Cagayan		8,633,000		8,633,000
PARO - Isabela		15,368,000		15,368,000
PARO - Nueva Vizcaya		7,331,000		7,331,000
PARO - Quirino		3,843,000		3,843,000
Region III - Central Luzon	6,766,000	64,439,000		71,205,000

Regional Office III - Proper	6,766,000	18,558,000		25,324,000
PARO - Aurora		4,719,000		4,719,000
PARO - Bataan		4,462,000		4,462,000
PARO - Bulacan		8,040,000		8,040,000
PARO - Nueva Ecija		11,575,000		11,575,000

JANUARY 5, 2026	OFFICIAL GAZETTE	29
DEPARTMENT OF AGRARIAN REFORM

PARO - Pampanga		6,837,000	6,837,000
PARO - Tarlac		6,551,000	6,551,000
PARO - Zambales		3,697,000	3,697,000
Region IVA - CALABARZON	12,475,000	79,305,000	91,780,000

Regional Office IVA - Proper	8,413,000	28,317,000	36,730,000
PARO - Batangas	625,000	8,982,000	9,607,000
PARO - Cavite	628,000	7,460,000	8,088,000
PARO - Laguna	644,000	7,410,000	8,054,000
PARO - Quezon I	642,000	7,360,000	8,002,000
PARO - Quezon II	628,000	11,429,000	12,057,000
PARO - Rizal	895,000	8,347,000	9,242,000
Region IVB - MIMAROPA	1,352,000	57,858,000	59,210,000

Regional Office IVB - Proper	1,352,000	20,302,000	21,654,000
PARO - Marinduque		5,306,000	5,306,000
PARO - Mindoro Occidental		8,741,000	8,741,000
PARO - Mindoro Oriental		9,391,000	9,391,000
PARO - Palawan		8,314,000	8,314,000
PARO - Romblon		5,804,000	5,804,000
Region V - Bicol	6,766,000	93,119,000	99,885,000

Regional Office V - Proper	6,766,000	18,382,000	25,148,000
PARO - Albay		10,024,000	10,024,000
PARO - Camarines Norte		9,911,000	9,911,000
PARO - Camarines Sur		29,274,000	29,274,000
PARO - Catanduanes		7,699,000	7,699,000
PARO - Masbate		9,636,000	9,636,000
PARO - Sorsogon		8,193,000	8,193,000
Region VI - Western Visayas	5,413,000	63,157,000	68,570,000

Regional Office VI - Proper	5,413,000	27,204,000	32,617,000
PARO - Aklan		8,137,000	8,137,000

30	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PARO - Antique		4,553,000		4,553,000
PARO - Capiz		8,362,000		8,362,000
PARO - Guimaras		4,015,000		4,015,000
PARO - Iloilo		10,886,000		10,886,000
Negros Island Region (NIR)		82,160,000	3,850,000	86,010,000

Regional Office NIR - Proper		27,515,000	3,850,000	31,365,000
PARO - Negros Occidental		37,240,000		37,240,000
PARO - Negros Oriental		15,012,000		15,012,000
PARO - Siquijor		2,393,000		2,393,000
Region VII - Central Visayas	2,706,000	55,236,000		57,942,000

Regional Office VII - Proper	2,706,000	28,819,000		31,525,000
PARO - Bohol		13,462,000		13,462,000
PARO - Cebu		12,955,000		12,955,000
Region VIII - Eastern Visayas	4,059,000	89,863,000		93,922,000

Regional Office VIII - Proper	4,059,000	41,730,000		45,789,000
PARO - Biliran		3,163,000		3,163,000
PARO - Eastern Samar		7,583,000		7,583,000
PARO - Leyte		14,473,000		14,473,000
PARO - Northern Samar		7,248,000		7,248,000
PARO - Samar		9,266,000		9,266,000
PARO - Southern Leyte		6,400,000		6,400,000
Region IX - Zamboanga Peninsula	4,059,000	59,118,000		63,177,000

Regional Office IX - Proper	4,059,000	23,945,000		28,004,000
PARO - Zamboanga del Norte		11,200,000		11,200,000
PARO - Zamboanga del Sur		12,239,000		12,239,000
PARO - Zamboanga Sibugay		11,734,000		11,734,000
Region X - Northern Mindanao	5,413,000	68,792,000		74,205,000

Regional Office X - Proper	5,413,000	19,352,000		24,765,000
PARO - Bukidnon		11,792,000		11,792,000

JANUARY 5, 2026	OFFICIAL GAZETTE	31
DEPARTMENT OF AGRARIAN REFORM

PARO - Camiguin		4,079,000		4,079,000
PARO - Lanao del Norte		13,755,000		13,755,000
PARO - Misamis Occidental		8,119,000		8,119,000
PARO - Misamis Oriental		11,695,000		11,695,000
Region XI - Davao	32,403,000	73,522,000		105,925,000

Regional Office XI - Proper	6,067,000	20,891,000		26,958,000
PARO - Davao City	1,658,000	7,712,000		9,370,000
PARO - Davao de Oro	5,540,000	11,105,000		16,645,000
PARO - Davao del Sur	6,310,000	8,245,000		14,555,000
PARO - Davao Occidental	1,924,000	7,467,000		9,391,000
PARO - Davao Oriental	5,278,000	8,994,000		14,272,000
PARO - Davao Province (del Norte)	5,626,000	9,108,000		14,734,000
Region XII - SOCCSKSARGEN	2,706,000	79,907,000		82,613,000

Regional Office XII - Proper	2,706,000	27,184,000		29,890,000
PARO - Cotabato Province (North)		14,983,000		14,983,000
PARO - Sarangani		11,279,000		11,279,000
PARO - South Cotabato		15,253,000		15,253,000
PARO - Sultan Kudarat		11,208,000		11,208,000
Region XIII - Caraga	4,059,000	58,794,000		62,853,000

Regional Office XIII - Proper	4,059,000	19,808,000		23,867,000
PARO - Agusan del Norte		8,113,000		8,113,000
PARO - Agusan del Sur		10,406,000		10,406,000
PARO - Surigao del Norte		9,943,000		9,943,000
PARO - Surigao del Sur		10,524,000		10,524,000
Administration of Personnel Benefits	171,178,000			171,178,000

National Capital Region (NCR)	171,178,000			171,178,000

Central Office	171,178,000			171,178,000

Sub-total, General Administration and Support	1,014,859,000	1,382,969,000	22,250,000	2,420,078,000

32	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Support to Operations
Policy Formulation, Planning, Monitoring and Evaluation, Information Management, and Systems Development	636,655,000	499,366,000	1,040,000	1,137,061,000

National Capital Region (NCR)	52,545,000	466,366,000	1,040,000	519,951,000

Central Office	52,545,000	466,366,000	1,040,000	519,951,000
Region I - Ilocos	36,284,000	2,000,000		38,284,000

Regional Office I - Proper	11,623,000	2,000,000		13,623,000
PARO - Ilocos Norte	3,885,000			3,885,000
PARO - Ilocos Sur	7,002,000			7,002,000
PARO - La Union	7,521,000			7,521,000
PARO - Pangasinan	6,253,000			6,253,000
Cordillera Administrative Region (CAR)	44,424,000	2,000,000		46,424,000

CAR - Proper	10,597,000	2,000,000		12,597,000
PARO - Abra	4,952,000			4,952,000
PARO - Apayao	5,730,000			5,730,000
PARO - Benguet	6,104,000			6,104,000
PARO - Ifugao	6,358,000			6,358,000
PARO - Kalinga	5,028,000			5,028,000
PARO - Mt. Province	5,655,000			5,655,000
Region II - Cagayan Valley	33,884,000	2,000,000		35,884,000

Regional Office II - Proper	8,381,000	2,000,000		10,381,000
PARO - Batanes	3,475,000			3,475,000
PARO - Cagayan	4,259,000			4,259,000
PARO - Isabela	7,290,000			7,290,000
PARO - Nueva Vizcaya	5,447,000			5,447,000
PARO - Quirino	5,032,000			5,032,000
Region III - Central Luzon	50,526,000	2,000,000		52,526,000

Regional Office III - Proper	12,660,000	2,000,000		14,660,000
PARO - Aurora	5,609,000			5,609,000

JANUARY 5, 2026	OFFICIAL GAZETTE	33
DEPARTMENT OF AGRARIAN REFORM

PARO - Bataan	7,200,000		7,200,000
PARO - Bulacan	7,059,000		7,059,000
PARO - Nueva Ecija	5,029,000		5,029,000
PARO - Pampanga	5,636,000		5,636,000
PARO - Tarlac	5,678,000		5,678,000
PARO - Zambales	1,655,000		1,655,000
Region IVA - CALABARZON	43,670,000	2,000,000	45,670,000

Regional Office IVA - Proper	11,241,000	2,000,000	13,241,000
PARO - Batangas	5,004,000		5,004,000
PARO - Cavite	6,087,000		6,087,000
PARO - Laguna	5,725,000		5,725,000
PARO - Quezon I	6,043,000		6,043,000
PARO - Quezon II	6,182,000		6,182,000
PARO - Rizal	3,388,000		3,388,000
Region IVB - MIMAROPA	39,734,000	2,000,000	41,734,000

Regional Office IVB - Proper	10,565,000	2,000,000	12,565,000
PARO - Marinduque	5,212,000		5,212,000
PARO - Mindoro Occidental	6,597,000		6,597,000
PARO - Mindoro Oriental	4,588,000		4,588,000
PARO - Palawan	6,434,000		6,434,000
PARO - Romblon	6,338,000		6,338,000
Region V - Bicol	57,926,000	2,000,000	59,926,000

Regional Office V - Proper	13,502,000	2,000,000	15,502,000
PARO - Albay	6,815,000		6,815,000
PARO - Camarines Norte	6,855,000		6,855,000
PARO - Camarines Sur	13,703,000		13,703,000
PARO - Catanduanes	5,630,000		5,630,000
PARO - Masbate	5,203,000		5,203,000
PARO - Sorsogon	6,218,000		6,218,000

34	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region VI - Western Visayas	44,553,000	2,000,000	46,553,000

Regional Office VI - Proper	14,060,000	2,000,000	16,060,000
PARO - Aklan	5,631,000		5,631,000
PARO - Antique	5,656,000		5,656,000
PARO - Capiz	6,729,000		6,729,000
PARO - Guimaras	5,902,000		5,902,000
PARO - Iloilo	6,575,000		6,575,000
Negros Island Region (NIR)	18,111,000	3,000,000	21,111,000

Regional Office NIR - Proper		3,000,000	3,000,000
PARO - Negros Occidental	11,194,000		11,194,000
PARO - Negros Oriental	5,940,000		5,940,000
PARO - Siquijor	977,000		977,000
Region VII - Central Visayas	23,609,000	2,000,000	25,609,000

Regional Office VII - Proper	11,288,000	2,000,000	13,288,000
PARO - Bohol	6,009,000		6,009,000
PARO - Cebu	6,312,000		6,312,000
Region VIII - Eastern Visayas	49,314,000	2,000,000	51,314,000

Regional Office VIII - Proper	17,210,000	2,000,000	19,210,000
PARO - Biliran	648,000		648,000
PARO - Eastern Samar	5,598,000		5,598,000
PARO - Leyte	7,469,000		7,469,000
PARO - Northern Samar	6,654,000		6,654,000
PARO - Samar	6,165,000		6,165,000
PARO - Southern Leyte	5,570,000		5,570,000
Region IX - Zamboanga Peninsula	32,536,000	2,000,000	34,536,000

Regional Office IX - Proper	14,579,000	2,000,000	16,579,000
PARO - Zamboanga del Norte	5,355,000		5,355,000
PARO - Zamboanga del Sur	6,963,000		6,963,000
PARO - Zamboanga Sibugay	5,639,000		5,639,000

JANUARY 5, 2026	OFFICIAL GAZETTE	35
DEPARTMENT OF AGRARIAN REFORM

Region X - Northern Mindanao	40,805,000	2,000,000		42,805,000

Regional Office X - Proper	16,973,000	2,000,000		18,973,000
PARO - Bukidnon	6,266,000			6,266,000
PARO - Camiguin	977,000			977,000
PARO - Lanao del Norte	3,863,000			3,863,000
PARO - Misamis Occidental	6,468,000			6,468,000
PARO - Misamis Oriental	6,258,000			6,258,000
Region XI - Davao	19,897,000	2,000,000		21,897,000

Regional Office XI - Proper	10,441,000	2,000,000		12,441,000
PARO - Davao City	3,902,000			3,902,000
PARO - Davao Occidental	5,554,000			5,554,000
Region XII - SOCCSKSARGEN	15,388,000	2,000,000		17,388,000

Regional Office XII - Proper	15,388,000	2,000,000		17,388,000
Region XIII - Caraga	33,449,000	2,000,000		35,449,000

Regional Office XIII - Proper	9,424,000	2,000,000		11,424,000
PARO - Agusan del Norte	5,914,000			5,914,000
PARO - Agusan del Sur	6,230,000			6,230,000
PARO - Surigao del Norte	7,280,000			7,280,000
PARO - Surigao del Sur	4,601,000			4,601,000
Agrarian Reform Information Education	19,958,000	22,066,000		42,024,000

National Capital Region (NCR)	19,958,000	22,066,000		42,024,000

Central Office	19,958,000	22,066,000		42,024,000

Sub-total, Support to Operations	656,613,000	521,432,000	1,040,000	1,179,085,000

Operations
LAND TENURE SECURITY PROGRAM	2,833,482,000	757,473,000		3,590,955,000

Land Acquisition and Distribution (LAD)	2,778,702,000	145,754,000		2,924,456,000

National Capital Region (NCR)	7,077,000	17,959,000		25,036,000

Central Office	7,077,000	17,959,000		25,036,000

36	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region I - Ilocos	30,198,000	10,000	30,208,000

Regional Office I - Proper	3,337,000		3,337,000
PARO - Ilocos Norte	4,980,000		4,980,000
PARO - Ilocos Sur	10,320,000		10,320,000
PARO - La Union	6,930,000		6,930,000
PARO - Pangasinan	4,631,000	10,000	4,641,000
Cordillera Administrative Region (CAR)	48,455,000	2,200,000	50,655,000

CAR - Proper	6,490,000	206,000	6,696,000
PARO - Abra	8,371,000		8,371,000
PARO - Apayao	5,130,000	80,000	5,210,000
PARO - Benguet	6,985,000	1,666,000	8,651,000
PARO - Ifugao	4,618,000		4,618,000
PARO - Kalinga	11,023,000	128,000	11,151,000
PARO - Mt. Province	5,838,000	120,000	5,958,000
Region II - Cagayan Valley	142,535,000	10,325,000	152,860,000

Regional Office II - Proper	4,202,000		4,202,000
PARO - Cagayan	17,879,000	4,512,000	22,391,000
PARO - Isabela	95,304,000	5,773,000	101,077,000
PARO - Nueva Vizcaya	20,215,000	38,000	20,253,000
PARO - Quirino	4,935,000	2,000	4,937,000
Region III - Central Luzon	78,955,000	2,976,000	81,931,000

Regional Office III - Proper	3,366,000		3,366,000
PARO - Aurora	4,485,000		4,485,000
PARO - Bataan	7,516,000	44,000	7,560,000
PARO - Bulacan	13,133,000	440,000	13,573,000
PARO - Nueva Ecija	20,504,000	520,000	21,024,000
PARO - Pampanga	4,853,000	1,192,000	6,045,000
PARO - Tarlac	15,502,000	780,000	16,282,000
PARO - Zambales	9,596,000		9,596,000

JANUARY 5, 2026	OFFICIAL GAZETTE	37
DEPARTMENT OF AGRARIAN REFORM

Region IVA - CALABARZON	104,160,000	5,175,000	109,335,000

Regional Office IVA - Proper	3,652,000		3,652,000
PARO - Batangas	19,786,000	671,000	20,457,000
PARO - Cavite	3,350,000	51,000	3,401,000
PARO - Laguna	6,251,000	178,000	6,429,000
PARO - Quezon I	11,117,000	8,000	11,125,000
PARO - Quezon II	46,187,000	4,037,000	50,224,000
PARO - Rizal	13,817,000	230,000	14,047,000
Region IVB - MIMAROPA	74,229,000	3,743,000	77,972,000

Regional Office IVB - Proper	8,237,000		8,237,000
PARO - Marinduque	15,129,000		15,129,000
PARO - Mindoro Occidental	4,936,000	137,000	5,073,000
PARO - Mindoro Oriental	21,270,000	8,000	21,278,000
PARO - Palawan	21,678,000	3,587,000	25,265,000
PARO - Romblon	2,979,000	11,000	2,990,000
Region V - Bicol	361,651,000	21,768,000	383,419,000

Regional Office V - Proper	5,931,000		5,931,000
PARO - Albay	62,369,000	3,182,000	65,551,000
PARO - Camarines Norte	37,752,000	1,299,000	39,051,000
PARO - Camarines Sur	116,950,000	7,044,000	123,994,000
PARO - Catanduanes	3,936,000		3,936,000
PARO - Masbate	85,933,000	6,382,000	92,315,000
PARO - Sorsogon	48,780,000	3,861,000	52,641,000
Region VI - Western Visayas	156,822,000	12,606,000	169,428,000

Regional Office VI - Proper	8,822,000	206,000	9,028,000
PARO - Aklan	12,368,000		12,368,000
PARO - Antique	26,418,000	49,000	26,467,000
PARO - Capiz	45,748,000	5,271,000	51,019,000
PARO - Guimaras	8,129,000	33,000	8,162,000
PARO - Iloilo	55,337,000	7,047,000	62,384,000

38	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Negros Island Region (NIR)	446,249,000	33,291,000	479,540,000

PARO - Negros Occidental	378,850,000	30,400,000	409,250,000
PARO - Negros Oriental	64,845,000	2,891,000	67,736,000
PARO - Siquijor	2,554,000		2,554,000
Region VII - Central Visayas	61,976,000	537,000	62,513,000

Regional Office VII - Proper	7,810,000		7,810,000
PARO - Bohol	26,467,000	537,000	27,004,000
PARO - Cebu	27,699,000		27,699,000
Region VIII - Eastern Visayas	357,829,000	11,430,000	369,259,000

Regional Office VIII - Proper	7,991,000		7,991,000
PARO - Biliran	822,000		822,000
PARO - Eastern Samar	31,437,000	226,000	31,663,000
PARO - Leyte	175,588,000	6,958,000	182,546,000
PARO - Northern Samar	53,065,000	2,593,000	55,658,000
PARO - Samar	70,213,000	1,517,000	71,730,000
PARO - Southern Leyte	18,713,000	136,000	18,849,000
Region IX - Zamboanga Peninsula	97,148,000	2,108,000	99,256,000

Regional Office IX - Proper	9,292,000		9,292,000
PARO - Zamboanga del Norte	28,462,000	1,584,000	30,046,000
PARO - Zamboanga del Sur	20,265,000	524,000	20,789,000
PARO - Zamboanga Sibugay	39,129,000		39,129,000
Region X - Northern Mindanao	158,679,000	8,959,000	167,638,000

Regional Office X - Proper	6,681,000	206,000	6,887,000
PARO - Bukidnon	53,585,000	6,028,000	59,613,000
PARO - Camiguin	4,166,000		4,166,000
PARO - Lanao del Norte	71,664,000	1,767,000	73,431,000
PARO - Misamis Occidental	5,892,000		5,892,000
PARO - Misamis Oriental	16,691,000	958,000	17,649,000

JANUARY 5, 2026	OFFICIAL GAZETTE	39
DEPARTMENT OF AGRARIAN REFORM

Region XI - Davao	151,595,000	4,142,000	155,737,000

Regional Office XI - Proper	7,630,000	206,000	7,836,000
PARO - Davao City	17,286,000	80,000	17,366,000
PARO - Davao de Oro	35,026,000		35,026,000
PARO - Davao del Sur	18,454,000	3,612,000	22,066,000
PARO - Davao Occidental	9,246,000		9,246,000
PARO - Davao Oriental	31,922,000	244,000	32,166,000
PARO - Davao Province (del Norte)	32,031,000		32,031,000
Region XII - SOCCSKSARGEN	354,592,000	3,123,000	357,715,000

Regional Office XII - Proper	7,769,000		7,769,000
PARO - Cotabato Province (North)	137,177,000	288,000	137,465,000
PARO - Sarangani	57,920,000	1,704,000	59,624,000
PARO - South Cotabato	95,495,000	436,000	95,931,000
PARO - Sultan Kudarat	56,231,000	695,000	56,926,000
Region XIII - Caraga	146,552,000	5,402,000	151,954,000

Regional Office XIII - Proper	8,374,000	206,000	8,580,000
PARO - Agusan del Norte	23,865,000	788,000	24,653,000
PARO - Agusan del Sur	59,678,000	623,000	60,301,000
PARO - Surigao del Norte	13,095,000	2,000	13,097,000
PARO - Surigao del Sur	41,540,000	3,783,000	45,323,000
Non-Land Transfer Activities		10,942,000	10,942,000

Region I - Ilocos		354,000	354,000

PARO - Ilocos Norte		59,000	59,000
PARO - Ilocos Sur		118,000	118,000
PARO - La Union		59,000	59,000
PARO - Pangasinan		118,000	118,000
Region II - Cagayan Valley		402,000	402,000

PARO - Batanes		3,000	3,000
PARO - Cagayan		89,000	89,000

40	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PARO - Isabela	226,000	226,000
PARO - Nueva Vizcaya	48,000	48,000
PARO - Quirino	36,000	36,000
Region III - Central Luzon	118,000	118,000

PARO - Bataan	6,000	6,000
PARO - Bulacan	29,000	29,000
PARO - Nueva Ecija	59,000	59,000
PARO - Pampanga	24,000	24,000
Region IVA - CALABARZON	148,000	148,000

PARO - Batangas	12,000	12,000
PARO - Cavite	12,000	12,000
PARO - Laguna	30,000	30,000
PARO - Quezon I	36,000	36,000
PARO - Quezon II	54,000	54,000
PARO - Rizal	4,000	4,000
Region IVB - MIMAROPA	36,000	36,000

PARO - Mindoro Occidental	12,000	12,000
PARO - Romblon	24,000	24,000
Region V - Bicol	1,840,000	1,840,000

PARO - Albay	295,000	295,000
PARO - Camarines Norte	118,000	118,000
PARO - Camarines Sur	354,000	354,000
PARO - Catanduanes	496,000	496,000
PARO - Masbate	282,000	282,000
PARO - Sorsogon	295,000	295,000
Region VI - Western Visayas	407,000	407,000

PARO - Aklan	48,000	48,000
PARO - Antique	48,000	48,000
PARO - Capiz	83,000	83,000

JANUARY 5, 2026	OFFICIAL GAZETTE	41
DEPARTMENT OF AGRARIAN REFORM

PARO - Guimaras	51,000	51,000
PARO - Iloilo	177,000	177,000
Negros Island Region (NIR)	377,000	377,000

PARO - Negros Occidental	117,000	117,000
PARO - Negros Oriental	236,000	236,000
PARO - Siquijor	24,000	24,000
Region VII - Central Visayas	472,000	472,000

PARO - Bohol	118,000	118,000
PARO - Cebu	354,000	354,000
Region VIII - Eastern Visayas	1,993,000	1,993,000

PARO - Biliran	118,000	118,000
PARO - Eastern Samar	390,000	390,000
PARO - Leyte	659,000	659,000
PARO - Northern Samar	177,000	177,000
PARO - Samar	354,000	354,000
PARO - Southern Leyte	295,000	295,000
Region IX - Zamboanga Peninsula	2,124,000	2,124,000

PARO - Zamboanga del Norte	1,180,000	1,180,000
PARO - Zamboanga del Sur	590,000	590,000
PARO - Zamboanga Sibugay	354,000	354,000
Region X - Northern Mindanao	776,000	776,000

PARO - Bukidnon	237,000	237,000
PARO - Lanao del Norte	97,000	97,000
PARO - Misamis Occidental	119,000	119,000
PARO - Misamis Oriental	323,000	323,000
Region XI - Davao	378,000	378,000

PARO - Davao de Oro	65,000	65,000
PARO - Davao del Sur	19,000	19,000
PARO - Davao Occidental	18,000	18,000

42	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PARO - Davao Oriental	236,000	236,000
PARO - Davao Province (del Norte)	40,000	40,000
Region XII - SOCCSKSARGEN	767,000	767,000

PARO - Cotabato Province (North)	708,000	708,000
PARO - Sultan Kudarat	59,000	59,000
Region XIII - Caraga	750,000	750,000

PARO - Agusan del Norte	101,000	101,000
PARO - Agusan del Sur	118,000	118,000
PARO - Surigao del Norte	413,000	413,000
PARO - Surigao del Sur	118,000	118,000
Landowners’ Compensation by LBP	500,000,000	500,000,000

National Capital Region (NCR)	500,000,000	500,000,000

Central Office	500,000,000	500,000,000
Post-Land Distribution	17,085,000	17,085,000

Cordillera Administrative Region (CAR)	157,000	157,000

PARO - Apayao	6,000	6,000
PARO - Ifugao	40,000	40,000
PARO - Kalinga	111,000	111,000
Region II - Cagayan Valley	3,141,000	3,141,000

PARO - Cagayan	2,848,000	2,848,000
PARO - Isabela	213,000	213,000
PARO - Nueva Vizcaya	12,000	12,000
PARO - Quirino	68,000	68,000
Region III - Central Luzon	3,021,000	3,021,000

PARO - Bataan	104,000	104,000
PARO - Nueva Ecija	2,639,000	2,639,000
PARO - Pampanga	162,000	162,000
PARO - Tarlac	116,000	116,000

JANUARY 5, 2026	OFFICIAL GAZETTE	43
DEPARTMENT OF AGRARIAN REFORM

Region IVA - CALABARZON	188,000	188,000

PARO - Batangas	28,000	28,000
PARO - Laguna	117,000	117,000
PARO - Quezon I	13,000	13,000
PARO - Quezon II	11,000	11,000
PARO - Rizal	19,000	19,000
Region IVB - MIMAROPA	1,024,000	1,024,000

PARO - Marinduque	13,000	13,000
PARO - Mindoro Occidental	741,000	741,000
PARO - Mindoro Oriental	211,000	211,000
PARO - Romblon	59,000	59,000
Region V - Bicol	1,130,000	1,130,000

PARO - Albay	758,000	758,000
PARO - Camarines Norte	142,000	142,000
PARO - Camarines Sur	23,000	23,000
PARO - Masbate	67,000	67,000
PARO - Sorsogon	140,000	140,000
Region VI - Western Visayas	1,811,000	1,811,000

PARO - Aklan	26,000	26,000
PARO - Antique	100,000	100,000
PARO - Capiz	229,000	229,000
PARO - Guimaras	206,000	206,000
PARO - Iloilo	1,250,000	1,250,000
Negros Island Region (NIR)	1,122,000	1,122,000

PARO - Negros Occidental	1,122,000	1,122,000
Region VII - Central Visayas	218,000	218,000

PARO - Cebu	218,000	218,000
Region VIII - Eastern Visayas	206,000	206,000

PARO - Leyte	43,000	43,000

44	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PARO - Northern Samar	113,000	113,000
PARO - Samar	24,000	24,000
PARO - Southern Leyte	26,000	26,000
Region IX - Zamboanga Peninsula	753,000	753,000

PARO - Zamboanga del Norte	597,000	597,000
PARO - Zamboanga del Sur	107,000	107,000
PARO - Zamboanga Sibugay	49,000	49,000
Region X - Northern Mindanao	1,501,000	1,501,000

PARO - Bukidnon	618,000	618,000
PARO - Camiguin	23,000	23,000
PARO - Lanao del Norte	473,000	473,000
PARO - Misamis Occidental	24,000	24,000
PARO - Misamis Oriental	363,000	363,000
Region XI - Davao	241,000	241,000

PARO - Davao City	72,000	72,000
PARO - Davao del Sur	2,000	2,000
PARO - Davao Oriental	76,000	76,000
PARO - Davao Province (del Norte)	91,000	91,000
Region XII - SOCCSKSARGEN	878,000	878,000

PARO - Cotabato Province (North)	232,000	232,000
PARO - Sarangani	316,000	316,000
PARO - South Cotabato	294,000	294,000
PARO - Sultan Kudarat	36,000	36,000
Region XIII - Caraga	1,694,000	1,694,000

PARO - Agusan del Norte	208,000	208,000
PARO - Agusan del Sur	194,000	194,000
PARO - Surigao del Norte	510,000	510,000
PARO - Surigao del Sur	782,000	782,000

JANUARY 5, 2026	OFFICIAL GAZETTE	45
DEPARTMENT OF AGRARIAN REFORM

Supervision and Management and Processes Relative to Land Tenure Security Program	54,780,000	83,692,000	138,472,000

National Capital Region (NCR)	36,896,000	44,948,000	81,844,000

Central Office	36,896,000	44,948,000	81,844,000
Region I - Ilocos		285,000	285,000

Regional Office I - Proper		285,000	285,000
Cordillera Administrative Region (CAR)		374,000	374,000

CAR - Proper		374,000	374,000
Region II - Cagayan Valley	16,629,000	3,068,000	19,697,000

Regional Office II - Proper	1,408,000	3,068,000	4,476,000
PARO - Quirino	15,221,000		15,221,000
Region III - Central Luzon		2,882,000	2,882,000

Regional Office III - Proper		2,882,000	2,882,000
Region IVA - CALABARZON		1,210,000	1,210,000

Regional Office IVA - Proper		1,210,000	1,210,000
Region IVB - MIMAROPA		500,000	500,000

Regional Office IVB - Proper		500,000	500,000
Region V - Bicol	822,000	7,212,000	8,034,000

Regional Office V - Proper		7,212,000	7,212,000
PARO - Camarines Sur	822,000		822,000
Region VI - Western Visayas		3,000,000	3,000,000

Regional Office VI - Proper		3,000,000	3,000,000
Negros Island Region (NIR)		8,000,000	8,000,000

Regional Office NIR - Proper		8,000,000	8,000,000
Region VII - Central Visayas		1,116,000	1,116,000

Regional Office VII - Proper		1,116,000	1,116,000
Region VIII - Eastern Visayas	433,000	3,636,000	4,069,000

Regional Office VIII - Proper		3,636,000	3,636,000
PARO - Leyte	433,000		433,000

46	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region IX - Zamboanga Peninsula		760,000	760,000

Regional Office IX - Proper		760,000	760,000
Region X - Northern Mindanao		1,278,000	1,278,000

Regional Office X - Proper		1,278,000	1,278,000
Region XI - Davao		1,358,000	1,358,000

Regional Office XI - Proper		1,358,000	1,358,000
Region XII - SOCCSKSARGEN		2,760,000	2,760,000

Regional Office XII - Proper		2,760,000	2,760,000
Region XIII - Caraga		1,305,000	1,305,000

Regional Office XIII - Proper		1,305,000	1,305,000
AGRARIAN JUSTICE DELIVERY PROGRAM	611,528,000	429,269,000	1,040,797,000

Supervision and Management for Effective Delivery of Legal Services and Adjudication of Agrarian Reform Cases	48,316,000	45,548,000	93,864,000

National Capital Region (NCR)	43,272,000	25,997,000	69,269,000

Central Office	43,272,000	25,997,000	69,269,000
Region I - Ilocos		900,000	900,000

Regional Office I - Proper		900,000	900,000
Cordillera Administrative Region (CAR)		1,410,000	1,410,000

CAR - Proper		1,410,000	1,410,000
Region II - Cagayan Valley	5,044,000	1,090,000	6,134,000

Regional Office II - Proper	2,607,000	1,090,000	3,697,000
PARO - Quirino	2,437,000		2,437,000
Region III - Central Luzon		1,920,000	1,920,000

Regional Office III - Proper		1,920,000	1,920,000
Region IVA - CALABARZON		2,000,000	2,000,000

Regional Office IVA - Proper		2,000,000	2,000,000
Region IVB - MIMAROPA		2,000,000	2,000,000

Regional Office IVB - Proper		2,000,000	2,000,000

JANUARY 5, 2026	OFFICIAL GAZETTE	47
DEPARTMENT OF AGRARIAN REFORM

Region V - Bicol		1,078,000	1,078,000

Regional Office V - Proper		1,078,000	1,078,000
Region VI - Western Visayas		1,349,000	1,349,000

Regional Office VI - Proper		1,349,000	1,349,000
Negros Island Region (NIR)		1,500,000	1,500,000

Regional Office NIR - Proper		1,500,000	1,500,000
Region VII - Central Visayas		950,000	950,000

Regional Office VII - Proper		950,000	950,000
Region VIII - Eastern Visayas		600,000	600,000

Regional Office VIII - Proper		600,000	600,000
Region IX - Zamboanga Peninsula		1,050,000	1,050,000

Regional Office IX - Proper		1,050,000	1,050,000
Region X - Northern Mindanao		960,000	960,000

Regional Office X - Proper		960,000	960,000
Region XI - Davao		958,000	958,000

Regional Office XI - Proper		958,000	958,000
Region XII - SOCCSKSARGEN		1,180,000	1,180,000

Regional Office XII - Proper		1,180,000	1,180,000
Region XIII - Caraga		606,000	606,000

Regional Office XIII - Proper		606,000	606,000
Adjudication of Agrarian Reform Cases	111,907,000	142,169,000	254,076,000

National Capital Region (NCR)		18,703,000	18,703,000

Central Office		18,703,000	18,703,000
Region I - Ilocos	4,553,000	5,798,000	10,351,000

Regional Office I - Proper	1,487,000	861,000	2,348,000
PARO - Ilocos Norte	665,000	692,000	1,357,000
PARO - Ilocos Sur	655,000	472,000	1,127,000
PARO - La Union	660,000	968,000	1,628,000
PARO - Pangasinan	1,086,000	2,805,000	3,891,000

48	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Cordillera Administrative Region (CAR)	7,213,000	6,678,000	13,891,000

CAR - Proper	1,479,000	343,000	1,822,000
PARO - Abra	665,000	1,333,000	1,998,000
PARO - Apayao	1,089,000	881,000	1,970,000
PARO - Benguet	1,101,000	1,034,000	2,135,000
PARO - Ifugao	655,000	1,290,000	1,945,000
PARO - Kalinga	1,107,000	1,013,000	2,120,000
PARO - Mt. Province	1,117,000	784,000	1,901,000
Region II - Cagayan Valley	5,390,000	4,573,000	9,963,000

Regional Office II - Proper	1,217,000	145,000	1,362,000
PARO - Batanes		22,000	22,000
PARO - Cagayan	2,028,000	1,412,000	3,440,000
PARO - Isabela	530,000	1,717,000	2,247,000
PARO - Nueva Vizcaya	1,615,000	801,000	2,416,000
PARO - Quirino		476,000	476,000
Region III - Central Luzon	9,208,000	9,907,000	19,115,000

Regional Office III - Proper	1,491,000	823,000	2,314,000
PARO - Aurora	655,000	544,000	1,199,000
PARO - Bataan	1,103,000	1,395,000	2,498,000
PARO - Bulacan	1,600,000	2,762,000	4,362,000
PARO - Nueva Ecija	1,082,000	1,793,000	2,875,000
PARO - Pampanga	1,644,000	973,000	2,617,000
PARO - Tarlac	1,633,000	761,000	2,394,000
PARO - Zambales		856,000	856,000
Region IVA - CALABARZON	8,614,000	3,442,000	12,056,000

Regional Office IVA - Proper	1,493,000	181,000	1,674,000
PARO - Batangas	1,650,000	548,000	2,198,000
PARO - Cavite	1,103,000	477,000	1,580,000

JANUARY 5, 2026	OFFICIAL GAZETTE	49
DEPARTMENT OF AGRARIAN REFORM

PARO - Laguna	1,096,000	352,000	1,448,000
PARO - Quezon I	1,094,000	420,000	1,514,000
PARO - Quezon II	1,096,000	759,000	1,855,000
PARO - Rizal	1,082,000	705,000	1,787,000
Region IVB - MIMAROPA	5,681,000	6,115,000	11,796,000

Regional Office IVB - Proper	1,080,000	252,000	1,332,000
PARO - Marinduque	648,000	433,000	1,081,000
PARO - Mindoro Occidental	1,079,000	1,231,000	2,310,000
PARO - Mindoro Oriental	1,106,000	1,508,000	2,614,000
PARO - Palawan	648,000	2,297,000	2,945,000
PARO - Romblon	1,120,000	394,000	1,514,000
Region V - Bicol	7,983,000	6,045,000	14,028,000

Regional Office V - Proper	2,353,000	482,000	2,835,000
PARO - Albay	1,611,000	871,000	2,482,000
PARO - Camarines Norte	655,000	633,000	1,288,000
PARO - Camarines Sur		1,716,000	1,716,000
PARO - Catanduanes	665,000	317,000	982,000
PARO - Masbate	1,086,000	970,000	2,056,000
PARO - Sorsogon	1,613,000	1,056,000	2,669,000
Region VI - Western Visayas	7,984,000	8,065,000	16,049,000

Regional Office VI - Proper	1,692,000	1,075,000	2,767,000
PARO - Aklan	1,447,000	1,484,000	2,931,000
PARO - Antique	1,079,000	1,203,000	2,282,000
PARO - Capiz	2,132,000	1,897,000	4,029,000
PARO - Guimaras		1,076,000	1,076,000
PARO - Iloilo	1,634,000	1,330,000	2,964,000
Negros Island Region (NIR)	4,644,000	15,091,000	19,735,000

Regional Office NIR - Proper		4,744,000	4,744,000
PARO - Negros Occidental	3,540,000	6,677,000	10,217,000

50	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PARO - Negros Oriental	1,104,000	3,339,000	4,443,000
PARO - Siquijor		331,000	331,000
Region VII - Central Visayas	6,501,000	8,646,000	15,147,000

Regional Office VII - Proper	1,695,000	1,520,000	3,215,000
PARO - Bohol	2,344,000	5,514,000	7,858,000
PARO - Cebu	2,462,000	1,612,000	4,074,000
Region VIII - Eastern Visayas	9,838,000	18,549,000	28,387,000

Regional Office VIII - Proper	2,555,000	1,608,000	4,163,000
PARO - Biliran		1,831,000	1,831,000
PARO - Eastern Samar	655,000	2,687,000	3,342,000
PARO - Leyte	2,024,000	4,718,000	6,742,000
PARO - Northern Samar	2,003,000	2,190,000	4,193,000
PARO - Samar	961,000	2,726,000	3,687,000
PARO - Southern Leyte	1,640,000	2,789,000	4,429,000
Region IX - Zamboanga Peninsula	5,917,000	3,710,000	9,627,000

Regional Office IX - Proper	2,020,000	440,000	2,460,000
PARO - Zamboanga del Norte	655,000	992,000	1,647,000
PARO - Zamboanga del Sur	1,619,000	1,020,000	2,639,000
PARO - Zamboanga Sibugay	1,623,000	1,258,000	2,881,000
Region X - Northern Mindanao	7,156,000	8,968,000	16,124,000

Regional Office X - Proper	1,926,000	1,136,000	3,062,000
PARO - Bukidnon	1,045,000	3,243,000	4,288,000
PARO - Camiguin		258,000	258,000
PARO - Lanao del Norte	1,079,000	1,109,000	2,188,000
PARO - Misamis Occidental	1,079,000	1,112,000	2,191,000
PARO - Misamis Oriental	2,027,000	2,110,000	4,137,000
Region XI - Davao	7,888,000	5,136,000	13,024,000

Regional Office XI - Proper	2,003,000	261,000	2,264,000
PARO - Davao City	648,000	679,000	1,327,000

JANUARY 5, 2026	OFFICIAL GAZETTE	51
DEPARTMENT OF AGRARIAN REFORM

PARO - Davao de Oro	660,000	1,822,000	2,482,000
PARO - Davao del Sur	1,626,000	461,000	2,087,000
PARO - Davao Occidental	648,000	90,000	738,000
PARO - Davao Oriental	1,096,000	455,000	1,551,000
PARO - Davao Province (del Norte)	1,207,000	1,368,000	2,575,000
Region XII - SOCCSKSARGEN	4,488,000	4,479,000	8,967,000

Regional Office XII - Proper	2,544,000	259,000	2,803,000
PARO - Cotabato Province (North)	648,000	2,540,000	3,188,000
PARO - Sarangani	648,000	396,000	1,044,000
PARO - South Cotabato	648,000	669,000	1,317,000
PARO - Sultan Kudarat		615,000	615,000
Region XIII - Caraga	8,849,000	8,264,000	17,113,000

Regional Office XIII - Proper	1,501,000	535,000	2,036,000
PARO - Agusan del Norte	1,612,000	1,739,000	3,351,000
PARO - Agusan del Sur	2,059,000	2,957,000	5,016,000
PARO - Surigao del Norte	1,657,000	1,807,000	3,464,000
PARO - Surigao del Sur	2,020,000	1,226,000	3,246,000
Resolution of Agrarian Law Implementation Cases		81,743,000	81,743,000

National Capital Region (NCR)		13,004,000	13,004,000

Central Office		13,004,000	13,004,000
Region I - Ilocos		2,151,000	2,151,000

Regional Office I - Proper		817,000	817,000
PARO - Ilocos Norte		107,000	107,000
PARO - Ilocos Sur		431,000	431,000
PARO - La Union		423,000	423,000
PARO - Pangasinan		373,000	373,000
Cordillera Administrative Region (CAR)		3,259,000	3,259,000

CAR - Proper		1,561,000	1,561,000
PARO - Abra		333,000	333,000

52	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PARO - Apayao	268,000	268,000
PARO - Benguet	333,000	333,000
PARO - Ifugao	223,000	223,000
PARO - Kalinga	350,000	350,000
PARO - Mt. Province	191,000	191,000
Region II - Cagayan Valley	3,632,000	3,632,000

Regional Office II - Proper	1,324,000	1,324,000
PARO - Batanes	31,000	31,000
PARO - Cagayan	513,000	513,000
PARO - Isabela	1,050,000	1,050,000
PARO - Nueva Vizcaya	434,000	434,000
PARO - Quirino	280,000	280,000
Region III - Central Luzon	5,892,000	5,892,000

Regional Office III - Proper	2,527,000	2,527,000
PARO - Aurora	179,000	179,000
PARO - Bataan	263,000	263,000
PARO - Bulacan	642,000	642,000
PARO - Nueva Ecija	384,000	384,000
PARO - Pampanga	608,000	608,000
PARO - Tarlac	880,000	880,000
PARO - Zambales	409,000	409,000
Region IVA - CALABARZON	6,262,000	6,262,000

Regional Office IVA - Proper	3,992,000	3,992,000
PARO - Batangas	461,000	461,000
PARO - Cavite	107,000	107,000
PARO - Laguna	398,000	398,000
PARO - Quezon I	359,000	359,000
PARO - Quezon II	387,000	387,000
PARO - Rizal	558,000	558,000

JANUARY 5, 2026	OFFICIAL GAZETTE	53
DEPARTMENT OF AGRARIAN REFORM

Region IVB - MIMAROPA	1,587,000	1,587,000

Regional Office IVB - Proper	761,000	761,000
PARO - Marinduque	104,000	104,000
PARO - Mindoro Occidental	183,000	183,000
PARO - Mindoro Oriental	150,000	150,000
PARO - Palawan	310,000	310,000
PARO - Romblon	79,000	79,000
Region V - Bicol	3,989,000	3,989,000

Regional Office V - Proper	1,669,000	1,669,000
PARO - Albay	367,000	367,000
PARO - Camarines Norte	210,000	210,000
PARO - Camarines Sur	1,048,000	1,048,000
PARO - Catanduanes	68,000	68,000
PARO - Masbate	225,000	225,000
PARO - Sorsogon	402,000	402,000
Region VI - Western Visayas	3,542,000	3,542,000

Regional Office VI - Proper	1,556,000	1,556,000
PARO - Aklan	221,000	221,000
PARO - Antique	171,000	171,000
PARO - Capiz	672,000	672,000
PARO - Guimaras	298,000	298,000
PARO - Iloilo	624,000	624,000
Negros Island Region (NIR)	10,239,000	10,239,000

Regional Office NIR - Proper	6,679,000	6,679,000
PARO - Negros Occidental	2,056,000	2,056,000
PARO - Negros Oriental	1,455,000	1,455,000
PARO - Siquijor	49,000	49,000
Region VII - Central Visayas	3,625,000	3,625,000

Regional Office VII - Proper	2,363,000	2,363,000

54	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PARO - Bohol	465,000	465,000
PARO - Cebu	797,000	797,000
Region VIII - Eastern Visayas	4,203,000	4,203,000

Regional Office VIII - Proper	2,114,000	2,114,000
PARO - Biliran	157,000	157,000
PARO - Eastern Samar	256,000	256,000
PARO - Leyte	1,037,000	1,037,000
PARO - Northern Samar	165,000	165,000
PARO - Samar	271,000	271,000
PARO - Southern Leyte	203,000	203,000
Region IX - Zamboanga Peninsula	3,751,000	3,751,000

Regional Office IX - Proper	1,665,000	1,665,000
PARO - Zamboanga del Norte	689,000	689,000
PARO - Zamboanga del Sur	719,000	719,000
PARO - Zamboanga Sibugay	678,000	678,000
Region X - Northern Mindanao	4,373,000	4,373,000

Regional Office X - Proper	1,929,000	1,929,000
PARO - Bukidnon	799,000	799,000
PARO - Camiguin	57,000	57,000
PARO - Lanao del Norte	402,000	402,000
PARO - Misamis Occidental	399,000	399,000
PARO - Misamis Oriental	787,000	787,000
Region XI - Davao	2,043,000	2,043,000

Regional Office XI - Proper	1,239,000	1,239,000
PARO - Davao City	199,000	199,000
PARO - Davao de Oro	121,000	121,000
PARO - Davao del Sur	96,000	96,000
PARO - Davao Occidental	78,000	78,000
PARO - Davao Oriental	86,000	86,000
PARO - Davao Province (del Norte)	224,000	224,000

JANUARY 5, 2026	OFFICIAL GAZETTE	55
DEPARTMENT OF AGRARIAN REFORM

Region XII - SOCCSKSARGEN		6,399,000	6,399,000

Regional Office XII - Proper		2,549,000	2,549,000
PARO - Cotabato Province (North)		1,358,000	1,358,000
PARO - Sarangani		533,000	533,000
PARO - South Cotabato		1,149,000	1,149,000
PARO - Sultan Kudarat		810,000	810,000
Region XIII - Caraga		3,792,000	3,792,000

Regional Office XIII - Proper		2,059,000	2,059,000
PARO - Agusan del Norte		298,000	298,000
PARO - Agusan del Sur		495,000	495,000
PARO - Surigao del Norte		429,000	429,000
PARO - Surigao del Sur		511,000	511,000
Provision of Agrarian Legal Assistance	451,305,000	159,809,000	611,114,000

National Capital Region (NCR)	21,655,000	12,776,000	34,431,000

Central Office	21,655,000	12,776,000	34,431,000
Region I - Ilocos	26,796,000	7,313,000	34,109,000

Regional Office I - Proper	5,323,000	310,000	5,633,000
PARO - Ilocos Norte	5,277,000	1,072,000	6,349,000
PARO - Ilocos Sur	5,786,000	964,000	6,750,000
PARO - La Union	5,077,000	1,601,000	6,678,000
PARO - Pangasinan	5,333,000	3,366,000	8,699,000
Cordillera Administrative Region (CAR)	30,724,000	10,363,000	41,087,000

CAR - Proper	5,427,000	209,000	5,636,000
PARO - Abra	4,411,000	1,585,000	5,996,000
PARO - Apayao	2,530,000	1,276,000	3,806,000
PARO - Benguet	4,567,000	3,065,000	7,632,000
PARO - Ifugao	4,503,000	1,336,000	5,839,000
PARO - Kalinga	4,595,000	1,508,000	6,103,000
PARO - Mt. Province	4,691,000	1,384,000	6,075,000

56	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region II - Cagayan Valley	25,768,000	9,208,000	34,976,000

Regional Office II - Proper	5,137,000	859,000	5,996,000
PARO - Batanes	655,000	178,000	833,000
PARO - Cagayan	5,722,000	1,713,000	7,435,000
PARO - Isabela	5,831,000	3,496,000	9,327,000
PARO - Nueva Vizcaya	5,054,000	1,968,000	7,022,000
PARO - Quirino	3,369,000	994,000	4,363,000
Region III - Central Luzon	32,105,000	12,821,000	44,926,000

Regional Office III - Proper	5,443,000	823,000	6,266,000
PARO - Aurora	2,559,000	540,000	3,099,000
PARO - Bataan	4,427,000	941,000	5,368,000
PARO - Bulacan	4,566,000	2,976,000	7,542,000
PARO - Nueva Ecija	4,584,000	2,227,000	6,811,000
PARO - Pampanga	5,074,000	1,800,000	6,874,000
PARO - Tarlac	5,452,000	2,382,000	7,834,000
PARO - Zambales		1,132,000	1,132,000
Region IVA - CALABARZON	34,949,000	13,507,000	48,456,000

Regional Office IVA - Proper	2,998,000	232,000	3,230,000
PARO - Batangas	5,777,000	4,378,000	10,155,000
PARO - Cavite	5,463,000	1,576,000	7,039,000
PARO - Laguna	5,093,000	3,036,000	8,129,000
PARO - Quezon I	5,030,000	1,621,000	6,651,000
PARO - Quezon II	5,054,000	1,082,000	6,136,000
PARO - Rizal	5,534,000	1,582,000	7,116,000
Region IVB - MIMAROPA	23,762,000	8,436,000	32,198,000

Regional Office IVB - Proper	3,917,000	1,305,000	5,222,000
PARO - Marinduque	3,723,000	408,000	4,131,000
PARO - Mindoro Occidental	4,369,000	1,526,000	5,895,000
PARO - Mindoro Oriental	4,371,000	3,230,000	7,601,000

JANUARY 5, 2026	OFFICIAL GAZETTE	57
DEPARTMENT OF AGRARIAN REFORM

PARO - Palawan	3,582,000	1,166,000	4,748,000
PARO - Romblon	3,800,000	801,000	4,601,000
Region V - Bicol	35,831,000	11,744,000	47,575,000

Regional Office V - Proper	4,310,000	270,000	4,580,000
PARO - Albay	4,585,000	1,894,000	6,479,000
PARO - Camarines Norte	4,656,000	1,307,000	5,963,000
PARO - Camarines Sur	10,702,000	3,952,000	14,654,000
PARO - Catanduanes	3,643,000	1,172,000	4,815,000
PARO - Masbate	2,784,000	1,261,000	4,045,000
PARO - Sorsogon	5,151,000	1,888,000	7,039,000
Region VI - Western Visayas	28,782,000	7,105,000	35,887,000

Regional Office VI - Proper	4,848,000	500,000	5,348,000
PARO - Aklan	5,371,000	1,135,000	6,506,000
PARO - Antique	3,582,000	855,000	4,437,000
PARO - Capiz	5,686,000	2,097,000	7,783,000
PARO - Guimaras	5,046,000	862,000	5,908,000
PARO - Iloilo	4,249,000	1,656,000	5,905,000
Negros Island Region (NIR)	16,175,000	9,680,000	25,855,000

Regional Office NIR - Proper		2,462,000	2,462,000
PARO - Negros Occidental	9,842,000	2,279,000	12,121,000
PARO - Negros Oriental	5,266,000	4,585,000	9,851,000
PARO - Siquijor	1,067,000	354,000	1,421,000
Region VII - Central Visayas	14,701,000	9,355,000	24,056,000

Regional Office VII - Proper	5,357,000	527,000	5,884,000
PARO - Bohol	4,369,000	4,499,000	8,868,000
PARO - Cebu	4,975,000	4,329,000	9,304,000
Region VIII - Eastern Visayas	33,119,000	12,053,000	45,172,000

Regional Office VIII - Proper	7,408,000	972,000	8,380,000
PARO - Biliran	648,000	818,000	1,466,000

58	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PARO - Eastern Samar	5,278,000	1,661,000	6,939,000
PARO - Leyte	6,110,000	3,799,000	9,909,000
PARO - Northern Samar	4,677,000	1,638,000	6,315,000
PARO - Samar	3,926,000	1,830,000	5,756,000
PARO - Southern Leyte	5,072,000	1,335,000	6,407,000
Region IX - Zamboanga Peninsula	22,176,000	7,870,000	30,046,000

Regional Office IX - Proper	6,884,000	1,042,000	7,926,000
PARO - Zamboanga del Norte	5,733,000	2,982,000	8,715,000
PARO - Zamboanga del Sur	5,358,000	2,279,000	7,637,000
PARO - Zamboanga Sibugay	4,201,000	1,567,000	5,768,000
Region X - Northern Mindanao	24,924,000	9,384,000	34,308,000

Regional Office X - Proper	7,502,000	628,000	8,130,000
PARO - Bukidnon	2,781,000	3,651,000	6,432,000
PARO - Camiguin	648,000	349,000	997,000
PARO - Lanao del Norte	5,661,000	1,170,000	6,831,000
PARO - Misamis Occidental	4,362,000	1,527,000	5,889,000
PARO - Misamis Oriental	3,970,000	2,059,000	6,029,000
Region XI - Davao	30,743,000	5,381,000	36,124,000

Regional Office XI - Proper	6,042,000	347,000	6,389,000
PARO - Davao City	5,422,000	1,056,000	6,478,000
PARO - Davao de Oro	5,095,000	1,033,000	6,128,000
PARO - Davao del Sur	5,341,000	698,000	6,039,000
PARO - Davao Occidental		602,000	602,000
PARO - Davao Oriental	4,407,000	658,000	5,065,000
PARO - Davao Province (del Norte)	4,436,000	987,000	5,423,000
Region XII - SOCCSKSARGEN	25,208,000	7,183,000	32,391,000

Regional Office XII - Proper	7,495,000	423,000	7,918,000
PARO - Cotabato Province (North)	3,730,000	2,210,000	5,940,000
PARO - Sarangani	4,393,000	1,581,000	5,974,000

JANUARY 5, 2026	OFFICIAL GAZETTE	59
DEPARTMENT OF AGRARIAN REFORM

PARO - South Cotabato	5,045,000	1,608,000		6,653,000
PARO - Sultan Kudarat	4,545,000	1,361,000		5,906,000
Region XIII - Caraga	23,887,000	5,630,000		29,517,000

Regional Office XIII - Proper	4,666,000	154,000		4,820,000
PARO - Agusan del Norte	5,058,000	974,000		6,032,000
PARO - Agusan del Sur	4,211,000	2,115,000		6,326,000
PARO - Surigao del Norte	5,283,000	1,222,000		6,505,000
PARO - Surigao del Sur	4,669,000	1,165,000		5,834,000
AR BENEFICIARIES DEVELOPMENT AND SUSTAINABILITY PROGRAM	960,203,000	914,004,000	435,000,000	2,309,207,000

Supervision and Management for Effective Delivery of Support Services	57,966,000	106,140,000		164,106,000

National Capital Region (NCR)	37,153,000	32,073,000		69,226,000

Central Office	37,153,000	32,073,000		69,226,000
Region I - Ilocos		4,685,000		4,685,000

Regional Office I - Proper		897,000		897,000
PARO - Ilocos Norte		852,000		852,000
PARO - Ilocos Sur		853,000		853,000
PARO - La Union		709,000		709,000
PARO - Pangasinan		1,374,000		1,374,000
Cordillera Administrative Region (CAR)		2,719,000		2,719,000

CAR - Proper		603,000		603,000
PARO - Abra		434,000		434,000
PARO - Apayao		244,000		244,000
PARO - Benguet		384,000		384,000
PARO - Ifugao		333,000		333,000
PARO - Kalinga		353,000		353,000
PARO - Mt. Province		368,000		368,000
Region II - Cagayan Valley	1,544,000	4,540,000		6,084,000

Regional Office II - Proper	1,544,000	904,000		2,448,000

60	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PARO - Batanes		153,000	153,000
PARO - Cagayan		747,000	747,000
PARO - Isabela		1,579,000	1,579,000
PARO - Nueva Vizcaya		715,000	715,000
PARO - Quirino		442,000	442,000
Region III - Central Luzon	4,887,000	7,237,000	12,124,000

Regional Office III - Proper	4,887,000	1,520,000	6,407,000
PARO - Aurora		460,000	460,000
PARO - Bataan		405,000	405,000
PARO - Bulacan		1,123,000	1,123,000
PARO - Nueva Ecija		1,401,000	1,401,000
PARO - Pampanga		1,160,000	1,160,000
PARO - Tarlac		719,000	719,000
PARO - Zambales		449,000	449,000
Region IVA - CALABARZON		3,751,000	3,751,000

Regional Office IVA - Proper		753,000	753,000
PARO - Batangas		562,000	562,000
PARO - Cavite		317,000	317,000
PARO - Laguna		449,000	449,000
PARO - Quezon I		538,000	538,000
PARO - Quezon II		874,000	874,000
PARO - Rizal		258,000	258,000
Region IVB - MIMAROPA		3,441,000	3,441,000

Regional Office IVB - Proper		754,000	754,000
PARO - Marinduque		496,000	496,000
PARO - Mindoro Occidental		538,000	538,000
PARO - Mindoro Oriental		551,000	551,000
PARO - Palawan		717,000	717,000
PARO - Romblon		385,000	385,000

JANUARY 5, 2026	OFFICIAL GAZETTE	61
DEPARTMENT OF AGRARIAN REFORM

Region V - Bicol	2,337,000	5,693,000	8,030,000

Regional Office V - Proper		1,219,000	1,219,000
PARO - Albay		756,000	756,000
PARO - Camarines Norte		553,000	553,000
PARO - Camarines Sur	705,000	1,465,000	2,170,000
PARO - Catanduanes		355,000	355,000
PARO - Masbate		583,000	583,000
PARO - Sorsogon	1,632,000	762,000	2,394,000
Region VI - Western Visayas		2,989,000	2,989,000

Regional Office VI - Proper		1,029,000	1,029,000
PARO - Aklan		363,000	363,000
PARO - Antique		397,000	397,000
PARO - Capiz		385,000	385,000
PARO - Guimaras		232,000	232,000
PARO - Iloilo		583,000	583,000
Negros Island Region (NIR)	611,000	5,424,000	6,035,000

Regional Office NIR - Proper		900,000	900,000
PARO - Negros Occidental	611,000	2,863,000	3,474,000
PARO - Negros Oriental		1,311,000	1,311,000
PARO - Siquijor		350,000	350,000
Region VII - Central Visayas		2,359,000	2,359,000

Regional Office VII - Proper		500,000	500,000
PARO - Bohol		1,045,000	1,045,000
PARO - Cebu		814,000	814,000
Region VIII - Eastern Visayas		5,678,000	5,678,000

Regional Office VIII - Proper		1,214,000	1,214,000
PARO - Biliran		430,000	430,000
PARO - Eastern Samar		679,000	679,000
PARO - Leyte		1,656,000	1,656,000

62	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PARO - Northern Samar		487,000	487,000
PARO - Samar		557,000	557,000
PARO - Southern Leyte		655,000	655,000
Region IX - Zamboanga Peninsula	6,860,000	4,933,000	11,793,000

Regional Office IX - Proper	6,860,000	954,000	7,814,000
PARO - Zamboanga del Norte		1,374,000	1,374,000
PARO - Zamboanga del Sur		1,416,000	1,416,000
PARO - Zamboanga Sibugay		1,189,000	1,189,000
Region X - Northern Mindanao		5,367,000	5,367,000

Regional Office X - Proper		1,055,000	1,055,000
PARO - Bukidnon		1,407,000	1,407,000
PARO - Camiguin		218,000	218,000
PARO - Lanao del Norte		886,000	886,000
PARO - Misamis Occidental		890,000	890,000
PARO - Misamis Oriental		911,000	911,000
Region XI - Davao	4,574,000	4,487,000	9,061,000

Regional Office XI - Proper	4,574,000	904,000	5,478,000
PARO - Davao City		434,000	434,000
PARO - Davao de Oro		608,000	608,000
PARO - Davao del Sur		761,000	761,000
PARO - Davao Occidental		269,000	269,000
PARO - Davao Oriental		676,000	676,000
PARO - Davao Province (del Norte)		835,000	835,000
Region XII - SOCCSKSARGEN		6,062,000	6,062,000

Regional Office XII - Proper		900,000	900,000
PARO - Cotabato Province (North)		1,924,000	1,924,000
PARO - Sarangani		855,000	855,000
PARO - South Cotabato		915,000	915,000
PARO - Sultan Kudarat		1,468,000	1,468,000

JANUARY 5, 2026	OFFICIAL GAZETTE	63
DEPARTMENT OF AGRARIAN REFORM

Region XIII - Caraga		4,702,000	4,702,000

Regional Office XIII - Proper		911,000	911,000
PARO - Agusan del Norte		1,212,000	1,212,000
PARO - Agusan del Sur		860,000	860,000
PARO - Surigao del Norte		820,000	820,000
PARO - Surigao del Sur		899,000	899,000
Social Infrastructure Building	902,237,000	124,641,000	1,026,878,000

National Capital Region (NCR)	4,491,000	3,998,000	8,489,000

Central Office	4,491,000	3,998,000	8,489,000
Region I - Ilocos	44,768,000	6,751,000	51,519,000

Regional Office I - Proper	8,810,000		8,810,000
PARO - Ilocos Norte	9,485,000	1,996,000	11,481,000
PARO - Ilocos Sur	8,039,000	1,470,000	9,509,000
PARO - La Union	8,841,000	1,412,000	10,253,000
PARO - Pangasinan	9,593,000	1,873,000	11,466,000
Cordillera Administrative Region (CAR)	56,257,000	3,535,000	59,792,000

CAR - Proper	2,527,000		2,527,000
PARO - Abra	9,453,000	681,000	10,134,000
PARO - Apayao	6,455,000	441,000	6,896,000
PARO - Benguet	10,218,000	297,000	10,515,000
PARO - Ifugao	9,169,000	231,000	9,400,000
PARO - Kalinga	9,673,000	924,000	10,597,000
PARO - Mt. Province	8,762,000	961,000	9,723,000
Region II - Cagayan Valley	51,377,000	6,370,000	57,747,000

Regional Office II - Proper	3,052,000		3,052,000
PARO - Batanes	1,348,000	103,000	1,451,000
PARO - Cagayan	15,513,000	1,372,000	16,885,000
PARO - Isabela	16,079,000	1,775,000	17,854,000
PARO - Nueva Vizcaya	9,428,000	1,822,000	11,250,000
PARO - Quirino	5,957,000	1,298,000	7,255,000

64	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region III - Central Luzon	80,166,000	12,866,000	93,032,000

Regional Office III - Proper	648,000		648,000
PARO - Aurora	9,031,000	966,000	9,997,000
PARO - Bataan	8,067,000	1,354,000	9,421,000
PARO - Bulacan	13,145,000	2,110,000	15,255,000
PARO - Nueva Ecija	18,345,000	3,295,000	21,640,000
PARO - Pampanga	14,192,000	1,708,000	15,900,000
PARO - Tarlac	14,944,000	2,135,000	17,079,000
PARO - Zambales	1,794,000	1,298,000	3,092,000
Region IVA - CALABARZON	77,646,000	5,821,000	83,467,000

Regional Office IVA - Proper	6,383,000		6,383,000
PARO - Batangas	17,666,000	1,296,000	18,962,000
PARO - Cavite	7,934,000	732,000	8,666,000
PARO - Laguna	11,610,000	1,247,000	12,857,000
PARO - Quezon I	12,000,000	822,000	12,822,000
PARO - Quezon II	10,979,000	1,210,000	12,189,000
PARO - Rizal	11,074,000	514,000	11,588,000
Region IVB - MIMAROPA	45,683,000	3,158,000	48,841,000

PARO - Marinduque	7,025,000	596,000	7,621,000
PARO - Mindoro Occidental	8,643,000	956,000	9,599,000
PARO - Mindoro Oriental	9,610,000	503,000	10,113,000
PARO - Palawan	13,607,000	511,000	14,118,000
PARO - Romblon	6,798,000	592,000	7,390,000
Region V - Bicol	83,741,000	8,188,000	91,929,000

Regional Office V - Proper	6,081,000		6,081,000
PARO - Albay	11,698,000	1,172,000	12,870,000
PARO - Camarines Norte	8,293,000	977,000	9,270,000
PARO - Camarines Sur	27,955,000	2,656,000	30,611,000
PARO - Catanduanes	7,287,000	933,000	8,220,000

JANUARY 5, 2026	OFFICIAL GAZETTE	65
DEPARTMENT OF AGRARIAN REFORM

PARO - Masbate	13,961,000	1,209,000	15,170,000
PARO - Sorsogon	8,466,000	1,241,000	9,707,000
Region VI - Western Visayas	75,894,000	3,477,000	79,371,000

Regional Office VI - Proper	5,610,000		5,610,000
PARO - Aklan	12,685,000	497,000	13,182,000
PARO - Antique	12,943,000	677,000	13,620,000
PARO - Capiz	12,613,000	697,000	13,310,000
PARO - Guimaras	9,112,000	867,000	9,979,000
PARO - Iloilo	22,931,000	739,000	23,670,000
Negros Island Region (NIR)	41,683,000	12,175,000	53,858,000

PARO - Negros Occidental	29,255,000	7,446,000	36,701,000
PARO - Negros Oriental	11,106,000	4,263,000	15,369,000
PARO - Siquijor	1,322,000	466,000	1,788,000
Region VII - Central Visayas	21,613,000	4,724,000	26,337,000

Regional Office VII - Proper	5,803,000		5,803,000
PARO - Bohol	8,318,000	2,362,000	10,680,000
PARO - Cebu	7,492,000	2,362,000	9,854,000
Region VIII - Eastern Visayas	72,306,000	10,435,000	82,741,000

Regional Office VIII - Proper	5,671,000		5,671,000
PARO - Biliran	1,593,000	705,000	2,298,000
PARO - Eastern Samar	9,606,000	1,624,000	11,230,000
PARO - Leyte	16,599,000	3,125,000	19,724,000
PARO - Northern Samar	13,799,000	1,358,000	15,157,000
PARO - Samar	12,938,000	2,151,000	15,089,000
PARO - Southern Leyte	12,100,000	1,472,000	13,572,000
Region IX - Zamboanga Peninsula	41,122,000	7,608,000	48,730,000

PARO - Zamboanga del Norte	13,386,000	2,655,000	16,041,000
PARO - Zamboanga del Sur	18,466,000	2,305,000	20,771,000
PARO - Zamboanga Sibugay	9,270,000	2,648,000	11,918,000

66	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region X - Northern Mindanao	54,113,000	6,592,000	60,705,000

Regional Office X - Proper	6,304,000		6,304,000
PARO - Bukidnon	13,070,000	1,631,000	14,701,000
PARO - Camiguin	1,297,000	324,000	1,621,000
PARO - Lanao del Norte	13,420,000	1,668,000	15,088,000
PARO - Misamis Occidental	9,110,000	1,103,000	10,213,000
PARO - Misamis Oriental	10,912,000	1,866,000	12,778,000
Region XI - Davao	49,403,000	8,957,000	58,360,000

PARO - Davao City	8,026,000	1,178,000	9,204,000
PARO - Davao de Oro	7,805,000	1,125,000	8,930,000
PARO - Davao del Sur	6,647,000	1,790,000	8,437,000
PARO - Davao Occidental	2,805,000	748,000	3,553,000
PARO - Davao Oriental	9,154,000	1,935,000	11,089,000
PARO - Davao Province (del Norte)	14,966,000	2,181,000	17,147,000
Region XII - SOCCSKSARGEN	57,860,000	13,537,000	71,397,000

Regional Office XII - Proper	6,715,000		6,715,000
PARO - Cotabato Province (North)	14,689,000	4,123,000	18,812,000
PARO - Sarangani	9,252,000	2,983,000	12,235,000
PARO - South Cotabato	13,453,000	3,615,000	17,068,000
PARO - Sultan Kudarat	13,751,000	2,816,000	16,567,000
Region XIII - Caraga	44,114,000	6,449,000	50,563,000

PARO - Agusan del Norte	8,143,000	1,535,000	9,678,000
PARO - Agusan del Sur	12,281,000	1,957,000	14,238,000
PARO - Surigao del Norte	14,340,000	1,207,000	15,547,000
PARO - Surigao del Sur	9,350,000	1,750,000	11,100,000
Enterprise Development and Economic Support		241,340,000	241,340,000

National Capital Region (NCR)		25,226,000	25,226,000

Central Office		25,226,000	25,226,000

JANUARY 5, 2026	OFFICIAL GAZETTE	67
DEPARTMENT OF AGRARIAN REFORM

Region I - Ilocos	13,870,000	13,870,000

Regional Office I - Proper	200,000	200,000
PARO - Ilocos Norte	3,547,000	3,547,000
PARO - Ilocos Sur	3,091,000	3,091,000
PARO - La Union	3,165,000	3,165,000
PARO - Pangasinan	3,867,000	3,867,000
Cordillera Administrative Region (CAR)	10,288,000	10,288,000

CAR - Proper	200,000	200,000
PARO - Abra	2,809,000	2,809,000
PARO - Apayao	1,004,000	1,004,000
PARO - Benguet	1,543,000	1,543,000
PARO - Ifugao	1,281,000	1,281,000
PARO - Kalinga	1,948,000	1,948,000
PARO - Mt. Province	1,503,000	1,503,000
Region II - Cagayan Valley	12,586,000	12,586,000

Regional Office II - Proper	200,000	200,000
PARO - Batanes	298,000	298,000
PARO - Cagayan	2,645,000	2,645,000
PARO - Isabela	3,835,000	3,835,000
PARO - Nueva Vizcaya	2,119,000	2,119,000
PARO - Quirino	3,489,000	3,489,000
Region III - Central Luzon	21,326,000	21,326,000

Regional Office III - Proper	250,000	250,000
PARO - Aurora	1,819,000	1,819,000
PARO - Bataan	2,246,000	2,246,000
PARO - Bulacan	2,315,000	2,315,000
PARO - Nueva Ecija	5,341,000	5,341,000
PARO - Pampanga	3,424,000	3,424,000
PARO - Tarlac	3,500,000	3,500,000
PARO - Zambales	2,431,000	2,431,000

68	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region IVA - CALABARZON	8,534,000	8,534,000

Regional Office IVA - Proper	200,000	200,000
PARO - Batangas	875,000	875,000
PARO - Cavite	1,493,000	1,493,000
PARO - Laguna	1,398,000	1,398,000
PARO - Quezon I	1,611,000	1,611,000
PARO - Quezon II	1,642,000	1,642,000
PARO - Rizal	1,315,000	1,315,000
Region IVB - MIMAROPA	10,887,000	10,887,000

Regional Office IVB - Proper	200,000	200,000
PARO - Marinduque	1,912,000	1,912,000
PARO - Mindoro Occidental	1,866,000	1,866,000
PARO - Mindoro Oriental	2,559,000	2,559,000
PARO - Palawan	2,058,000	2,058,000
PARO - Romblon	2,292,000	2,292,000
Region V - Bicol	20,410,000	20,410,000

Regional Office V - Proper	250,000	250,000
PARO - Albay	3,097,000	3,097,000
PARO - Camarines Norte	2,635,000	2,635,000
PARO - Camarines Sur	7,119,000	7,119,000
PARO - Catanduanes	2,532,000	2,532,000
PARO - Masbate	2,462,000	2,462,000
PARO - Sorsogon	2,315,000	2,315,000
Region VI - Western Visayas	15,737,000	15,737,000

Regional Office VI - Proper	250,000	250,000
PARO - Aklan	3,645,000	3,645,000
PARO - Antique	2,558,000	2,558,000
PARO - Capiz	3,315,000	3,315,000
PARO - Guimaras	2,433,000	2,433,000
PARO - Iloilo	3,536,000	3,536,000

JANUARY 5, 2026	OFFICIAL GAZETTE	69
DEPARTMENT OF AGRARIAN REFORM

Negros Island Region (NIR)	14,530,000	14,530,000

Regional Office NIR - Proper	250,000	250,000
PARO - Negros Occidental	8,926,000	8,926,000
PARO - Negros Oriental	3,674,000	3,674,000
PARO - Siquijor	1,680,000	1,680,000
Region VII - Central Visayas	6,404,000	6,404,000

Regional Office VII - Proper	200,000	200,000
PARO - Bohol	3,661,000	3,661,000
PARO - Cebu	2,543,000	2,543,000
Region VIII - Eastern Visayas	15,813,000	15,813,000

Regional Office VIII - Proper	250,000	250,000
PARO - Biliran	1,122,000	1,122,000
PARO - Eastern Samar	4,327,000	4,327,000
PARO - Leyte	3,964,000	3,964,000
PARO - Northern Samar	2,119,000	2,119,000
PARO - Samar	1,824,000	1,824,000
PARO - Southern Leyte	2,207,000	2,207,000
Region IX - Zamboanga Peninsula	12,607,000	12,607,000

Regional Office IX - Proper	300,000	300,000
PARO - Zamboanga del Norte	3,473,000	3,473,000
PARO - Zamboanga del Sur	4,323,000	4,323,000
PARO - Zamboanga Sibugay	4,511,000	4,511,000
Region X - Northern Mindanao	11,622,000	11,622,000

Regional Office X - Proper	300,000	300,000
PARO - Bukidnon	3,344,000	3,344,000
PARO - Camiguin	1,474,000	1,474,000
PARO - Lanao del Norte	2,459,000	2,459,000
PARO - Misamis Occidental	1,439,000	1,439,000
PARO - Misamis Oriental	2,606,000	2,606,000

70	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region XI - Davao	15,802,000		15,802,000

Regional Office XI - Proper	300,000		300,000
PARO - Davao City	2,091,000		2,091,000
PARO - Davao de Oro	3,117,000		3,117,000
PARO - Davao del Sur	2,108,000		2,108,000
PARO - Davao Occidental	2,974,000		2,974,000
PARO - Davao Oriental	2,253,000		2,253,000
PARO - Davao Province (del Norte)	2,959,000		2,959,000
Region XII - SOCCSKSARGEN	11,909,000		11,909,000

Regional Office XII - Proper	300,000		300,000
PARO - Cotabato Province (North)	4,039,000		4,039,000
PARO - Sarangani	1,920,000		1,920,000
PARO - South Cotabato	2,907,000		2,907,000
PARO - Sultan Kudarat	2,743,000		2,743,000
Region XIII - Caraga	13,789,000		13,789,000

Regional Office XIII - Proper	300,000		300,000
PARO - Agusan del Norte	3,002,000		3,002,000
PARO - Agusan del Sur	3,736,000		3,736,000
PARO - Surigao del Norte	3,374,000		3,374,000
PARO - Surigao del Sur	3,377,000		3,377,000
Climate Resilient Farm Productivity Support	441,883,000	435,000,000	876,883,000

National Capital Region (NCR)	13,239,000	435,000,000	448,239,000

Central Office	13,239,000	435,000,000	448,239,000
Region I - Ilocos	50,605,000		50,605,000

Regional Office I - Proper	305,000		305,000
PARO - Ilocos Norte	11,400,000		11,400,000
PARO - Ilocos Sur	11,400,000		11,400,000
PARO - La Union	11,400,000		11,400,000
PARO - Pangasinan	16,100,000		16,100,000

JANUARY 5, 2026	OFFICIAL GAZETTE	71
DEPARTMENT OF AGRARIAN REFORM

Cordillera Administrative Region (CAR)	31,306,000	31,306,000

CAR - Proper	356,000	356,000
PARO - Abra	5,350,000	5,350,000
PARO - Apayao	6,700,000	6,700,000
PARO - Benguet	4,500,000	4,500,000
PARO - Ifugao	4,350,000	4,350,000
PARO - Kalinga	6,700,000	6,700,000
PARO - Mt. Province	3,350,000	3,350,000
Region II - Cagayan Valley	23,905,000	23,905,000

Regional Office II - Proper	305,000	305,000
PARO - Batanes	1,500,000	1,500,000
PARO - Cagayan	4,850,000	4,850,000
PARO - Isabela	8,550,000	8,550,000
PARO - Nueva Vizcaya	4,350,000	4,350,000
PARO - Quirino	4,350,000	4,350,000
Region III - Central Luzon	44,018,000	44,018,000

Regional Office III - Proper	468,000	468,000
PARO - Aurora	4,850,000	4,850,000
PARO - Bataan	4,350,000	4,350,000
PARO - Bulacan	6,700,000	6,700,000
PARO - Nueva Ecija	9,050,000	9,050,000
PARO - Pampanga	5,700,000	5,700,000
PARO - Tarlac	8,550,000	8,550,000
PARO - Zambales	4,350,000	4,350,000
Region IVA - CALABARZON	18,865,000	18,865,000

Regional Office IVA - Proper	265,000	265,000
PARO - Batangas	2,850,000	2,850,000
PARO - Cavite	2,350,000	2,350,000
PARO - Laguna	2,000,000	2,000,000

72	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PARO - Quezon I	3,350,000	3,350,000
PARO - Quezon II	5,200,000	5,200,000
PARO - Rizal	2,850,000	2,850,000
Region IVB - MIMAROPA	25,955,000	25,955,000

Regional Office IVB - Proper	305,000	305,000
PARO - Marinduque	2,000,000	2,000,000
PARO - Mindoro Occidental	10,750,000	10,750,000
PARO - Mindoro Oriental	5,700,000	5,700,000
PARO - Palawan	3,850,000	3,850,000
PARO - Romblon	3,350,000	3,350,000
Region V - Bicol	40,747,000	40,747,000

Regional Office V - Proper	397,000	397,000
PARO - Albay	3,850,000	3,850,000
PARO - Camarines Norte	4,850,000	4,850,000
PARO - Camarines Sur	12,050,000	12,050,000
PARO - Catanduanes	8,550,000	8,550,000
PARO - Masbate	7,700,000	7,700,000
PARO - Sorsogon	3,350,000	3,350,000
Region VI - Western Visayas	21,600,000	21,600,000

Regional Office VI - Proper	350,000	350,000
PARO - Aklan	2,000,000	2,000,000
PARO - Antique	3,850,000	3,850,000
PARO - Capiz	3,350,000	3,350,000
PARO - Guimaras	3,350,000	3,350,000
PARO - Iloilo	8,700,000	8,700,000
Negros Island Region (NIR)	36,400,000	36,400,000

Regional Office NIR - Proper	350,000	350,000
PARO - Negros Occidental	17,600,000	17,600,000
PARO - Negros Oriental	15,100,000	15,100,000
PARO - Siquijor	3,350,000	3,350,000

JANUARY 5, 2026	OFFICIAL GAZETTE	73
DEPARTMENT OF AGRARIAN REFORM

Region VII - Central Visayas	10,250,000	10,250,000

Regional Office VII - Proper	200,000	200,000
PARO - Bohol	6,200,000	6,200,000
PARO - Cebu	3,850,000	3,850,000
Region VIII - Eastern Visayas	23,803,000	23,803,000

Regional Office VIII - Proper	203,000	203,000
PARO - Biliran	3,850,000	3,850,000
PARO - Eastern Samar	4,350,000	4,350,000
PARO - Leyte	3,850,000	3,850,000
PARO - Northern Samar	4,350,000	4,350,000
PARO - Samar	3,350,000	3,350,000
PARO - Southern Leyte	3,850,000	3,850,000
Region IX - Zamboanga Peninsula	15,703,000	15,703,000

Regional Office IX - Proper	153,000	153,000
PARO - Zamboanga del Norte	4,850,000	4,850,000
PARO - Zamboanga del Sur	5,350,000	5,350,000
PARO - Zamboanga Sibugay	5,350,000	5,350,000
Region X - Northern Mindanao	25,255,000	25,255,000

Regional Office X - Proper	305,000	305,000
PARO - Bukidnon	5,700,000	5,700,000
PARO - Camiguin	3,350,000	3,350,000
PARO - Lanao del Norte	5,850,000	5,850,000
PARO - Misamis Occidental	4,350,000	4,350,000
PARO - Misamis Oriental	5,700,000	5,700,000
Region XI - Davao	24,324,000	24,324,000

Regional Office XI - Proper	305,000	305,000
PARO - Davao City	3,850,000	3,850,000
PARO - Davao de Oro	3,350,000	3,350,000
PARO - Davao del Sur	5,700,000	5,700,000

74	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PARO - Davao Occidental		3,850,000		3,850,000
PARO - Davao Oriental		3,919,000		3,919,000
PARO - Davao Province (del Norte)		3,350,000		3,350,000
Region XII - SOCCSKSARGEN		19,304,000		19,304,000

Regional Office XII - Proper		204,000		204,000
PARO - Cotabato Province (North)		6,200,000		6,200,000
PARO - Sarangani		3,350,000		3,350,000
PARO - South Cotabato		3,850,000		3,850,000
PARO - Sultan Kudarat		5,700,000		5,700,000
Region XIII - Caraga		16,604,000		16,604,000

Regional Office XIII - Proper		204,000		204,000
PARO - Agusan del Norte		5,350,000		5,350,000
PARO - Agusan del Sur		3,350,000		3,350,000
PARO - Surigao del Norte		3,850,000		3,850,000
PARO - Surigao del Sur		3,850,000		3,850,000

Sub-total, Operations	4,405,213,000	2,100,746,000	435,000,000	6,940,959,000

Total, Regular Programs	6,076,685,000	4,005,147,000	458,290,000	10,540,122,000

PROJECT(S)
Foreign-Assisted Project(s)
Support to Parcelization of Lands for Individual Titling (SPLIT) Project IBRD Loan No. 9141 - PH	93,237,000	4,996,561,000		5,089,798,000

National Capital Region (NCR)	93,237,000	4,996,561,000		5,089,798,000

Central Office	93,237,000	4,996,561,000		5,089,798,000

Loan Proceeds		4,633,273,000		4,633,273,000
GOP Counterpart	93,237,000	363,288,000		456,525,000
Value Chain Innovation for Sustainable Transformation in Agrarian Reform Communities (VISTA) IFAD Loan No. 200000501900 and IFAD Loan No. 200000502000	8,011,000	796,416,000	414,423,000	1,218,850,000

National Capital Region (NCR)	8,011,000	796,416,000	414,423,000	1,218,850,000

Central Office	8,011,000	796,416,000	414,423,000	1,218,850,000

JANUARY 5, 2026	OFFICIAL GAZETTE	75
DEPARTMENT OF AGRARIAN REFORM

Loan Proceeds				718,476,000		314,518,000		1,032,994,000
GOP Counterpart		8,011,000		77,940,000		99,905,000		185,856,000

Sub-total, Foreign-Assisted Project(s)		101,248,000		5,792,977,000		414,423,000		6,308,648,000

Total, Project(s)		101,248,000		5,792,977,000		414,423,000		6,308,648,000

TOTAL NEW APPROPRIATIONS	₱	6,177,933,000	₱	9,798,124,000	₱	872,713,000	₱	16,848,770,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	4,445,602

Total Permanent Positions	4,445,602

Other Compensation Common to All
Personnel Economic Relief Allowance	201,864
Representation Allowance	100,980
Transportation Allowance	99,876
Clothing and Uniform Allowance	58,877
Honoraria	101,248
Mid-Year Bonus - Civilian	370,471
Year End Bonus	370,471
Cash Gift	42,055
Productivity Enhancement Incentive	42,055
Step Increment	11,105

Total Other Compensation Common to All	1,399,002

Other Compensation for Specific Group
Anniversary Bonus - Civilian	25,296

Total Other Compensation for Specific Group	25,296

Other Benefits
PAG-IBIG Contributions	20,179
PhilHealth Contributions	106,599
Employees Compensation Insurance Premiums	10,077
Terminal Leave	171,178

Total Other Benefits	308,033

Total Personnel Services	6,177,933

76	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Maintenance and Other Operating Expenses
Travelling Expenses	527,978
Training and Scholarship Expenses	642,470
Supplies and Materials Expenses	846,183
Utility Expenses	177,803
Communication Expenses	138,477
Awards/Rewards and Prizes	2,179
Survey, Research, Exploration and Development Expenses	3,710,188
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	10,846
Professional Services	1,052,494
General Services	328,261
Repairs and Maintenance	189,342
Financial Assistance/Subsidy	923,304
Taxes, Insurance Premiums and Other Fees	19,960
Other Maintenance and Operating Expenses
Advertising Expenses	1,007
Printing and Publication Expenses	7,826
Representation Expenses	141,915
Transportation and Delivery Expenses	17,890
Rent/Lease Expenses	192,924
Membership Dues and Contributions to Organizations	180
Subscription Expenses	102,607
Donations	5
Other Maintenance and Operating Expenses	764,285

Total Maintenance and Other Operating Expenses	9,798,124

Total Current Operating Expenditures	15,976,057

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	806,111
Machinery and Equipment Outlay	44,352
Transportation Equipment Outlay	22,250

Total Capital Outlays	872,713

TOTAL NEW APPROPRIATIONS	16,848,770

JANUARY 5, 2026	OFFICIAL GAZETTE	77
DEPARTMENT OF AGRARIAN REFORM

GENERAL SUMMARY

DEPARTMENT OF AGRARIAN REFORM

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	6,177,933,000	₱	9,798,124,000	₱	872,713,000	₱	16,848,770,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF AGRARIAN REFORM	₱	6,177,933,000	₱	9,798,124,000	₱	872,713,000	₱	16,848,770,000

78	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

V. DEPARTMENT OF AGRICULTURE

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, operations, including locally - funded and foreign - assisted project(s), in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	165,541,320,000

New Appropriations by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	1,169,669,000	₱	823,729,000	₱	521,523,000	₱	2,514,921,000
Support to Operations		2,041,665,000		5,295,785,000		1,408,236,000		8,745,686,000
Operations		1,634,820,000		40,948,216,000		7,078,961,000		49,661,997,000

TECHNICAL AND SUPPORT SERVICES PROGRAM		1,158,554,000		39,414,495,000		2,840,588,000		43,413,637,000
AGRICULTURAL MACHINERY, EQUIPMENT, FACILITIES AND INFRASTRUCTURES PROGRAM		22,846,000		538,942,000		3,946,457,000		4,508,245,000
AGRICULTURE AND FISHERY POLICY PROGRAM		13,584,000		13,084,000				26,668,000
AGRICULTURE AND FISHERY REGULATORY SUPPORT PROGRAM		439,836,000		981,695,000		291,916,000		1,713,447,000

Total, Regular Programs		4,846,154,000		47,067,730,000		9,008,720,000		60,922,604,000

B. PROJECT(S)
Locally-Funded Project(s)				42,036,637,000		50,812,510,000		92,849,147,000
Foreign-Assisted Project(s)				3,103,067,000		8,666,502,000		11,769,569,000

Total, Project(s)				45,139,704,000		59,479,012,000		104,618,716,000

TOTAL NEW APPROPRIATIONS	₱	4,846,154,000	₱	92,207,434,000	₱	68,487,732,000	₱	165,541,320,000

Special Provision(s)

1. Agricultural Competitiveness Enhancement Fund. In addition to the amounts appropriated herein, Fifty Million Ten Thousand Pesos (₱50,010,000) of the Agricultural Competitiveness Enhancement Fund shall be used for the increased productivity of farmers and fisherfolk pursuant to Section 1 of R.A. No. 10848, subject to DA, LBP, and CHED Joint Memorandum No. 1, s. 2021, for the following details:

(a) Provision of credit with reasonable interest which shall be released directly to LBP subject to the provision of LBP A.O. No. 15 dated February 14, 2018, and to the following credit limit: (i) Five Million Pesos (₱5,000,000) per project loan of Filipino farmers and fisherfolk associations and cooperatives, and micro and small-scale enterprises; and (ii) One Million Pesos (₱1,000,000) per individual farmer or fisherfolk;

(b) Grants for research and development of agricultural and fishery products, and the commercialization of such, including the upgrading of research facilities of qualified SUCs, which shall not exceed Five Million Pesos (₱5,000,000) per project; and

JANUARY 5, 2026	OFFICIAL GAZETTE	79
DEPARTMENT OF AGRICULTURE

(c) Funding of a comprehensive and attractive grant-in-aid program for agriculture, forestry, fisheries, and veterinary medicine education which shall be released directly to CHED, subject to the requirements and procedures under CHED and DA J.M.C. No. 2, s. 2024 and subsequent issuances for the purpose.

Implementation of this provision shall be subject to judicious fiscal programming by the National Government.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Seed Fund. In addition to the amounts appropriated herein, Seventeen Million Sixty Three Thousand Pesos (₱17,063,000) shall be used for the implementation of the seed industry development programs sourced from the proceeds of the sales of certified seeds and plant materials, fines collected for violations of R.A. No. 7308, and donations from private or government agencies to be held in trust by the Bureau of Plant Industry, constituted into the Seed Fund in accordance with Section 16 of the same Act and its IRR.

Implementation of this provision shall be subject to judicious fiscal programming by the National Government.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

3. Livestock Promotion Fund. In addition to the amounts appropriated herein, One Million One Hundred Six Thousand Pesos (₱1,106,000) shall be used for the stabilization, protection, and development of the Philippine livestock industry sourced from all fees, charges, and other income derived from the activities undertaken under R.A. No. 1556, as well as all the proceeds from the sale of the animals which may not be needed by the Bureau of Animal Industry and all other income from the activities undertaken under R.A. No. 1578, constituted into the Livestock Promotion Fund in accordance with Section 9 of R.A. No. 1556 and Section 5 of R.A. No. 1578.

Implementation of this provision shall be subject to judicious fiscal programming by the National Government.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

4. Remedies Fund. In addition to the amounts appropriated herein, Two Million Seven Hundred Fifty Five Thousand Pesos (₱2,755,000) shall be used in the implementation of remedies, including safeguard measures, for the protection of the domestic industries and producers from increased imports which cause or threaten to cause serious injury to the local industries, sourced from fifty percent (50%) of the revenues collected from fees, charges, and safeguard duties, constituted into the Remedies Fund in accordance with Section 34 of R.A. No. 8800.

Further, a one-time allocation to the Bureau of Animal Industry and the National Dairy Authority, sourced from the accumulated and unutilized Remedies Fund derived from safeguard duties imposed on bovine, chicken, processed pork, and processed meat imports, shall be used solely for the purposes and within the amounts prescribed in Section 29 of R.A. No. 12308 (Animal Industry Development and Competitiveness Act).

Implementation of this provision shall be subject to judicious fiscal programming by the National Government.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

5. Competitiveness Enhancement Measures Fund. In addition to the amounts appropriated herein, Twenty Five Million Pesos (₱25,000,000) shall be earmarked for competitiveness enhancement measures for agri-fishery industries affected by increased imports, sourced from fifty percent (50%) of the revenues collected from fees, charges, and safeguard duties, constituted into the Competitiveness Enhancement Measures Fund in accordance with Section 34 of R.A. No. 8800. Provided , That such fund shall be utilized for the implementation of agricultural and fisheries programs, projects, and activities that promote competitiveness, such as, but not limited to the following: (i) development and accreditation of nurseries for plants and stock farms for livestock; (ii) organization of farmers into cooperatives and associations, especially those engaged in coffee farming; (iii) selection and distribution of site-specific planting varieties; (iv) repopulation and enhancement of multiplier farms; (v) establishment of postharvest facilities; and (vi) provision of market access and branding support.

Administration of the fund shall be subject to DA-DTI J.M.C. No. 23-01 dated March 22, 2023, and such other guidelines that may be issued for the purpose.

Implementation of this provision shall be subject to judicious fiscal programming by the National Government.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

6. Rice Competitiveness Enhancement Fund. Of the amounts appropriated herein, Thirty Billion Pesos (₱30,000,000,000) shall be credited to a Special Account in the General Fund constituted as the Rice Competitiveness Enhancement Fund (RCEF) pursuant to R.A. No. 12078.

The amount appropriated shall be released directly to the implementing agencies and used for the attainment of the objectives and plans of the rice industry roadmap, which shall be allocated to rice-producing areas, subject to the guidelines issued thereon and the usual accounting and auditing rules and regulations, as follows:

(a) Rice Farm Machineries and Equipment – Nine Billion Pesos (₱9,000,000,000) of the fund shall be released to and implemented by the Philippine Center for Postharvest Development and Mechanization (PHilMech) as grant in kind to eligible farmers associations, registered rice cooperatives, and LGUs, according to their choice, in the form of rice farm equipment, such as tillers, tractors, seeders, threshers, rice planters, harvesters, irrigation pumps, small solar irrigation, reapers, dryers, millers and postharvest and processing facilities such as warehouses, grain storage facilities, and drying facilities: Provided , That the PHilMech shall procure from accredited manufacturers and local machine fabricators to spur the establishment of farm-level fabrication, repair, and maintenance of farm implements and equipment and to assist in the promotion of locally manufactured farm machineries and equipment and ensure their maximum utilization: Provided, further , That Four Hundred Twenty Five Million Pesos (₱425,000,000) of the allocation for rice farm machineries and equipment under this subparagraph shall be allotted for the promotion, establishment, support, and development of Fabrication, Repair, and Maintenance Centers (FARM-Cs) of farm machinery, equipment, and tools, including grants to be given every year to at least two (2) FARM-Cs in each RCEF rice-producing province. The PHilMech shall continuously collaborate with existing and emerging FARM-Cs nationwide. For this purpose, FARM-Cs shall refer to setting up of machine shops and fabrication hubs in rural areas which shall repair the existing agricultural equipment of farmers cooperatives, associations, and LGUs given under RCEF.

80	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

(b) Rice Seed Development, Propagation, and Promotion - Six Billion Pesos (₱6,000,000,000) of the fund shall be released to and implemented by the Philippine Rice Research Institute (PhilRice) and shall be used for the development, propagation, distribution, and promotion of high quality inbred rice seeds to rice farmers and the organization of rice farmers into seed growers associations and/or cooperatives engaged in seed production and trade.

(c) Other Priority Programs, Activities, and Projects - Fifteen Billion Pesos (₱l5,000,000,000) subject to the approval of the President, shall be allocated to programs, activities, and projects that will most effectively promote farmers productivity, supply resiliency, and address food security emergency situations on rice due to supply shortage or extraordinary increase in prices, in the order of priority provided in Section 5 of R.A. No. 12078.

Implementation of this provision shall be subject to judicious fiscal programming by the National Government.

The BOC and the DA shall submit separate reports on the annual remittance and disbursement of funds to the Senate Committee on Agriculture, Food and Agrarian Reform, the House Committee on Agriculture and Food, the House Committee on Appropriations, and the Senate Committee on Finance.

7. Quick Response Fund. The amount of One Billion Pesos (₱l,000,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for: (i) provision of various production inputs for crops, livestock and poultry, and fisheries; (ii) repair of production, post-production and small-scale irrigation facilities, equipment, and machineries; and (iii) provision of other assistance in the form of cash for culled live animals or necessary tools and supplies directly used to mitigate the effects of an ongoing disaster, in order that the situation and living conditions of people in communities or areas affected by natural or human-induced calamities, epidemics, crises and catastrophes, which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities, such as conduct of training, insurance of assets, and public information and education initiatives, or any other purpose not authorized in this provision.

Utilization of the QRF shall be subject to DBM-OCD J.C. No. 2025-01 dated April 2, 2025, and such other guidelines as may be issued by the OCD and DBM.

8. Agriculture and Fisheries Modernization Program. The amount of One Hundred Eighty Six Billion Five Hundred Thirteen Million Four Hundred Thirty Four Thousand Pesos (₱l86,513,434,000) appropriated under the DA and all its bureaus and offices shall be used in support of the programs and projects under the Agriculture and Fisheries Modernization Program (AFMP).

This amount shall be supplemented by specific appropriations in the budgets of the various implementing agencies of AFMP, as follows:

CHED	₱	15,397,000
DAR		3,528,057,000
DTI		134,163,000
NDA		2,316,002,000
NIA		50,123,323,000
NFA		11,291,528,000
NTA		409,488,000
PCA		1,589,318,000
PCIC		6,500,000,000
PFDA		4,530,000,000
PhilRice		641,697,000
SRA		1,020,000,000

TOTAL	₱	82,098,973,000

9. National Programs of the Department of Agriculture. The amount of Forty Four Billion Six Hundred Seventy One Million Thirty Five Thousand Pesos (₱44,671,035,000) appropriated herein for the National Programs for Rice, Corn, High Value Crops Development, Organic Agriculture, Livestock, and Urban and Peri-Urban Agriculture shall be implemented with priority given to: (i) major rice, corn, high value crops, organic, livestock producing provinces, and provinces with areas suitable for conversion to organic and urban and peri-urban agriculture; (ii) areas where the majority of the small farmers and fisherfolk registered under the Registry System for Basic Sectors in Agriculture (RSBSA) are located; and (iii) provinces or regions where the absolute number of poor farmers or fisherfolk and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

Of the amounts appropriated herein for the National Rice Program (NRP), the following amounts shall be utilized for specific programs, activities, and projects (PAPs), subject to existing budgeting, accounting, and auditing rules and regulations:

(a) The amount of Seven Hundred Three Million Eighteen Thousand Pesos (₱703,018,000) shall be directly released to the DA-PhilRice for the implementation of the following specific PAPs:

(i) Local seed system development for rice varieties, of which Forty Nine Million Seven Hundred Thousand Pesos (₱49,700,000) will be utilized for varieties adapted to adverse rice ecosystems, and Fifty Million Pesos (₱50,000,000) will be utilized for public hybrid varieties;

(ii) Conduct of rice-related studies in line with the National Agriculture and Fisheries Research for Development Agenda and Programs (NAFRDEAP) amounting to Four Hundred Ninety Five Million Five Hundred Seventy One Thousand Pesos (₱495,571,000) as reviewed, finalized, and endorsed for approval by the Research and Development Sub-group of the Masagana Rice Industry Development Program (MRIDP) Cross Functional Technical Working Group;

JANUARY 5, 2026	OFFICIAL GAZETTE	81
DEPARTMENT OF AGRICULTURE

(iii) Provision of technical support to rice-related national priority PAPs funded under the NRP amounting to Seventy Four Million Pesos (₱74,000,000); and

(iv) Provision of developmental funding support for the Low Glycemic Index (Low GI) Rice Project (e.g. PSB RC 86 and NSIC RC 182 variety) amounting to Thirty Three Million Seven Hundred Forty Seven Thousand Pesos (₱33,747,000).

(b) The amount of One Hundred Million Pesos (₱100,000,000) shall be directly released to the DA-Fertilizer and Pesticide Authority (FPA) to implement targeted PAPs specifically designed to support the rice sub-sector. These PAPs include strengthening laboratory capacities, enhancing border control and regulatory enforcement, specialized training and information, education, and communication (IEC) campaigns, digital transformation of frontline services, and development of comprehensive regulatory frameworks for fertilizer and pesticide stewardship for the rice sector.

(c) The amount of Forty Three Million Pesos (₱43,000,000) shall be directly released to the University of the Philippines Los Baños (UPLB) to be allocated as follows:

(i) The amount of Thirty Three Million Pesos (₱33,000,000) for augmentation of the Agricultural and Rural Development Scholarship Fund created under P.D. No. 1209, s. 1977, in order to support the existing batches of qualified and academically excelling scholars/students from the rice farming sector of the country to study as agriculturists in UPLB and the training of agriculture extension workers and DA personnel on postgraduate agriculture studies. Guidelines shall be jointly issued by the DA and UPLB; and

(ii) Ten Million Pesos (₱10,000,000) for the rehabilitation and improvement of the UPLB Central Experiment Station (UPLB CES) facility.

10. Farm-to-Market Road Projects. The amount of Thirty Three Billion Nine Million Seven Hundred Sixty Three Thousand Pesos (₱33,009,763,000) appropriated herein for Farm-to-Market Road (FMR) projects shall be used for the construction, improvement, rehabilitation, and repair of FMRs in accordance with the National FMR Network Plan (2023-2028). For this purpose, the DA through its Bureau of Agriculture and Fisheries Engineering (BAFE) and Regional Field Units (RFUs), shall undertake the planning and implementation of the program and may enter into a Memorandum of Agreement (MOA) with the Department of Public Works and Highways, qualified local government units (LGUs) or through Public Private Partnerships. The DA shall ensure that: (i) the FMR network plan shall include the scope of work, estimated length in kilometers, and specific location for each of the FMR projects, as well as a list of priority FMR projects, which must lead to arterial or secondary roads and key production areas; (ii) the detailed engineering design and program of works have passed technical review; (iii) prior to the procurement of any FMR project, the approved budget for the contract is subjected to cost validation by the DA-BAFE, taking into account prevailing market prices, standard unit costs, and site-specific conditions; and (iv) the FMRs implemented are properly geo-tagged.

The approved FMR network plan shall be regularly updated to prioritize: (i) major rice, corn, high value commercial crops, livestock and fishery producing provinces; (ii) areas where the majority of small farmers and agrarian reform beneficiaries registered under the RSBSA are located; and (iii) provinces or regions where the absolute number of poor farmers and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

Upon completion of the construction, improvement, rehabilitation, and repair of FMRs, the DA shall turn over the management and ownership thereof to the LGUs concerned, which shall commit to shoulder the maintenance and repair costs.

The DA shall formulate and issue guidelines for the efficient implementation of the FMR projects. The DA shall maintain and regularly update a publicly accessible online dashboard on its official website containing information on FMR projects, including but not limited to the project timeline and status of each project, location, list of contracts awarded and corresponding contractors, funding source, amounts obligated and disbursed, and such other relevant details as may be necessary to ensure transparency and accountability.

The DA-BAFE shall, within thirty (30) days after the end of each quarter, submit to the House Committee on Appropriations and the Senate Committee on Finance, a report on the status and implementation of FMR projects, including financial and physical accomplishments and issues affecting implementation.

The details of the FMR projects, including the coordinates, are provided in Volume I-B of this Act.

11. Small-Scale Irrigation Projects. The amount of Seven Hundred Thirty Million Nine Hundred Eighty Eight Thousand Pesos (₱730,988,000) appropriated herein for the implementation of small-scale irrigation projects shall be used for the construction, restoration, improvement, or installation, of small-scale irrigation projects in accordance with the master plan approved by the DA.

Upon completion of the construction, restoration, improvement, or installation, of irrigation facilities, the DA shall turn over the management and ownership thereof to the LGUs or irrigator associations concerned, which shall commit to shoulder the maintenance and repair costs.

The DA, in coordination with the LGUs and irrigator’s association, shall prioritize the following in the updating of the master plan: (i) major rice, corn, high value commercial crops producing provinces, and provinces with areas suitable for conversion to organic agriculture; (ii) areas where the majority of small farmers registered under the RSBSA are located; and (iii) provinces or regions where the absolute number of poor farmers and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

The Secretary of Agriculture and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the approved network plan, community of farmers and agrarian reform beneficiaries, small-scale irrigation projects to be constructed for the year with the corresponding budgetary allocation, status of implementation supported by pre-construction and post-construction geo-tagged photos, aid project evaluation and/or assessment reports are encoded in the Agricultural Bio-system Engineering Management Information System (ABEMIS) and posted on the DA website.

12. Agricultural Machineries, Equipment, and Facilities. The amount of Three Billion Four Hundred Ninety Three Million Seventy Thousand Pesos (₱3,493,070,000) appropriated herein for Agricultural Machineries, Equipment, and Facilities shall be used for the construction or rehabilitation of facilities and procurement of machineries and equipment.

Upon completion of the construction or rehabilitation of facilities and procurement of machineries and equipment, the DA shall turn over the management and ownership thereof to the LGUs or farmers or fisherfolk organizations concerned, which shall commit to shoulder maintenance, repair and operating costs.

The Secretary of Agriculture and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the approved master plan, status of implementation, and project evaluation and/or assessment reports are encoded in the ABEMIS and posted on the DA website.

82	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

13. Building Sustainable Agricultural and Fishery Enterprises (SAFE) through the Farmers and Fisherfolk Enterprise Development Program (FFEDP) under R.A. No. 11321 or the “Sagip Saka Act”. The amount of Five Hundred Million Pesos (₱500,000,000) appropriated herein shall be used for the building Sustainable Agricultural and Fishery Enterprises (SAFE) through the Farmers and Fisherfolk Enterprise Development Program (FFEDP) under R.A. No. 11321 or the “Sagip Saka Act” to support the direct purchase of agricultural and fishery products from local farmers, fisherfolk, and their associations or cooperatives by National Government Agencies (NGAs), Government-Owned or Controlled Corporations (GOCCs), and LGUs, consistent with R.A. No. 11321 and its IRR, E.O. No. 101, s. 2025, and Government Procurement Policy Board (GPPB) Resolution No. 8, s. 2025.

The said amount shall cover the following:

(a) Institutional procurement support, including the facilitation of direct purchases of agricultural and fishery products from registered Farmers and Fisherfolk Cooperatives and Enterprises (FFCEs);

(b) Capacity building and enterprise development programs for FFCEs and LGUs to strengthen local agricultural value chains, including the crafting of multi-year enterprise capacity development plans;

(c) Enhancement of inter-agency collaboration with ongoing food and livelihood programs of the national government;

(d) Operation and maintenance of Sagip Saka Desks in Regional and Field Offices of the DA to serve as hubs for registration, information dissemination, and technical assistance to farmers and fisherfolk;

(e) Support for the Farmers and Fisherfolk Enterprise Development Information System (FFEDIS), including registration, database maintenance, and information management activities; and

(f) Development and implementation of monitoring, evaluation, and innovation mechanisms to assess compliance of procuring entities and measure the impact of the Sagip Saka Program.

The DA shall submit to the DBM, the House Committee on Appropriations, and the Senate Committee on Finance a quarterly report on the utilization of the fund, including the list of beneficiary farmers and fisherfolk, participating agencies and LGUs, items procured, and corresponding amounts.

14. Support for the Regulatory Function Transfer to BAI under the AIDCA. The amount of Three Hundred Million Pesos (₱300,000,000) appropriated herein under Quality Control and Inspection and Issuance of Regulatory Documents shall be used to support capacity-building activities for the transition of regulatory functions from the Food and Drug Authority to the Bureau of Animal Industry (BAI), consistent with Section 22 of R.A. No. 12308 or the Animal Industry Development and Competitiveness Act (AIDCA). Pursuant to the same Section, the Bureau shall become the regulatory authority for veterinary drugs, products, and biologics, and other related animal health products and devices, including the licensing and monitoring of veterinary drugs, and products establishments.

15. Rice-for-All Program. The amount of Ten Billion Pesos (₱10,000,000,000) appropriated herein for the Rice-for-All (RFA) program shall be released directly to the Food Terminal Inc., (FTI).

The amount shall be used for: (i) procurement of rice to be sold at affordable prices; (ii) logistics and nationwide distribution, including costs for warehouse leasing; and (iii) other operational expenses relative to the implementation, expansion, and monitoring of the RFA program.

16. DA-REACH Program Component of the Other ESETS Activities. The amount of Two Hundred Seventy Seven Million Six Hundred Sixty Six Thousand Pesos (₱277,666,000) appropriated herein under Other Extension Support, Education and Training Services (ESETS) Activities shall be used for the implementation of the deployment and advancement of Responsive Extension on Agriculture for Community Holistic Development (DA-REACH) Program of the Agricultural Training Institute (ATI).

This program shall aim to increase agricultural productivity and yield and contribute to national food security through the deployment and capacity development of trained Contract of Service (COS) and Job Order (JO) personnel of the DA. The amount appropriated herein shall be used exclusively for the following purposes:

(i) Capacity building - conduct of structured training programs for COS and JO personnel;

(ii) Deployment - assignment of trained agricultural extension workers as specialists to support local agricultural development; and

(iii) Community based interventions - implementation of support activities responsive to the needs of farming communities.

For this purpose, the ATI shall ensure the transparent, accountable, and efficient disbursement of funds, in coordination with the DA and the DBM.

The ATI shall submit periodic performance and financial reports to the DA and DBM on the utilization of funds and the outcomes of the DA-REACH program component. (CONDITIONAL IMPLEMENTATION- President’s Veto Message, January 5, 2026, Volume I-B, pages 720-721, R.A. No. 12314)

17. Presidential Assistance for Farmers and Fisherfolk Program. The amount of Ten Billion Pesos (₱10,000,000,000) appropriated herein for the Presidential Assistance for Farmers and Fisherfolk Program (PAFFP) shall serve as a stand-by fund to be used for the provision of cash assistance to farmers and fisherfolk.

Implementation of this program shall be subject to the guidelines to be issued by the DA.

18. Citizen Participatory Audit. In accordance with relevant Commission on Audit (COA) rules and guidelines, including COA Resolution No. 2018-006, the DA, in coordination with the COA, shall establish and implement the Citizen Participatory Audit (CPA) Program that shall enable duly accredited Civil Society Organizations (CSOs), citizens, and other stakeholders to undertake the following activities:

(a) Participate in CPA dialogues and planning activities to identify priority audit areas, PAPs funded under this Act;

(b) Serve as citizen partners, resource persons, or members of COA audit teams in the actual conduct of audits, subject to the standards, guidelines, and strict supervision of the COA;

(c) Assist in the monitoring of the implementation of PAPs and its corresponding outcomes, including but not limited to, the validation of physical and financial accomplishment and delivery of services; and

(d) Provide their analysis, feedback, and recommendations to concerned agencies and COA on improving public financial management, service delivery, and accountability mechanisms.

JANUARY 5, 2026	OFFICIAL GAZETTE	83
DEPARTMENT OF AGRICULTURE

The findings and results of the CPA engagements shall form part of the regular audit outputs of the COA and shall be reflected in the audit reports of the DA, consistent with existing auditing laws, rules, and regulations. The DA, in coordination with COA, shall likewise submit a consolidated annual report to Congress on the implementation of the CPA, detailing the programs and projects covered, key audit findings and recommendations, and measures undertaken to strengthen citizen participation and public financial accountability.

19. Engineering and Administrative Overhead Expenses. The DA is authorized to deduct engineering and administrative overhead (EAO) expenses not exceeding one percent (1%) of the project funds for small-scale irrigation projects, and other infrastructure projects costing more than One Million Pesos (₱l,000,000).

The authorized EAO expenses shall be limited to: (i) administrative overhead including the hiring of individuals engaged as job orders or contracts of service or such other engagement of personnel without any employer-employee relationship; (ii) pre-construction activities such as topographic survey, and detailed engineering design, among others; (iii) construction project supervision, monitoring and project management; (iv) conduct of Constructors’ Performance Evaluation System; and (v) testing, evaluation, and quality control. The EAO expenses shall be treated or booked-up as capitalized expenditures and form part of the project cost. This provision shall be subject to DA-DBM J.M.C. No. 4 dated May 27, 2021.

Disbursements or expenditures by the DA in violation of above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate civil and criminal actions under existing laws.

20. Seed Buffer Stocking. The amount of Eight Hundred Two Million Eighty Seven Thousand Pesos (₱802,087,000) appropriated herein under Production Support Services Sub-Program on Rice, Corn, and High Value Crops shall be used for the purchase of seeds for buffer stocking to ensure the availability of high quality seeds of rice, corn, and high value crops to be used in times of calamities and unforeseen events affecting the production. In the distribution of seeds, the DA shall prioritize major rice, corn, and high value crops, producing provinces in Geographically Isolated and Disadvantaged Areas (GIDA), as well as those affected by the typhoons and natural calamities.

21. Crop, Livestock, and Aquaculture Diversification. The DA shall promote diversification and rotation of crops, livestock, and aquaculture species to ensure local adaptability, and mitigate species-specific risks arising from climate change.

Further, the DA shall support climate-resilient and nutrient-dense food systems, especially in urban areas, using best practices and appropriate technologies, including nature-based solutions, whenever possible, to reduce, withstand, and recover from the impacts of climate change.

The DA shall likewise encourage Agro-Tourism and Agri-Business Investments along Agri Industrial Business Corridors (ABCS) and in agricultural communities to generate additional income opportunities, enhance local value addition, and stimulate inclusive rural development.

22. Animal Welfare Supervision and Accreditation Program. The amount of Ten Million Pesos (₱10,000,000) appropriated herein for the implementation of the Animal Welfare Supervision and Accreditation Program shall be used to provide assistance to private animal shelters that have demonstrated exemplary performance in delivering care, protection, and rehabilitation services to animals in vulnerable conditions: Provided, That, the Bureau of Animal Industry shall promulgate the necessary guidelines, including but not limited to, accreditation requirements, eligibility criteria, reporting obligations, and procedures for the release and utilization of funds.

23. Biennial Sectoral Greenhouse Gas (GHG) Inventory Report. The DA, through the Bureau of Agricultural Research and the BAI, shall, within the amounts appropriated herein, be responsible for developing the GHG Inventory Report for the agriculture sector, pursuant to E.O. No. 174, s. 2014. The DA shall:

(i) Establish and maintain a robust data collection process and system to support quality GHG inventories;

(ii) Compile comprehensive and quality-assured sector-specific GHG emissions inventory data every two years; and

(iii) Promptly submit the said sector-specific data and inventory report including all necessary underlying activity data and assumptions, to the Climate Change Commission (CCC) for consolidation into the National CHG Inventory.

24. Resilience of Agricultural Communities. The DA shall endeavor to increase the resilience of agricultural communities through the implementation of disaster-resilient agricultural infrastructure projects, and the distribution and development of seeds which are optimally adaptive to present and future climate conditions.

The DA shall also conduct seminars and trainings for LGUs and farmers on the importance of water catchments and organic farming approaches, among the other elements of sustainable land use.

25. Emergency Purchase. The DA may resort to emergency purchase of goods in accordance with the provisions of existing government procurement laws, rules, and regulations, and GPPB guidelines, for the cure and prevention of animal diseases outbreaks as may be declared by the DA, such as, but not limited to Avian Influenza, African Swine Fever, and rehabilitation of areas under calamity. Goods bought during an emergency should be delivered and distributed for the duration thereof.

26. Reporting and Posting Requirements. The DA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the Budget and Treasury Management System (BTMS); and

(b) DA’s website.

The DA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

27. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

84	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,029,631,000	₱	823,729,000	₱	521,523,000	₱	2,374,883,000

National Capital Region (NCR)		515,927,000		377,688,000		162,800,000		1,056,415,000

Central Office		272,074,000		257,419,000		28,800,000		558,293,000
Agricultural Training Institute		24,580,000		15,208,000		30,300,000		70,088,000
Bureau of Agricultural and Fisheries Engineering		12,039,000		18,999,000				31,038,000
Bureau of Agricultural Research		15,100,000		6,950,000		21,700,000		43,750,000
Bureau of Animal Industry		67,943,000		50,535,000		19,100,000		137,578,000
Bureau of Plant Industry		74,219,000		15,112,000		9,100,000		98,431,000
Bureau of Soils and Water Management		49,972,000		13,465,000		53,800,000		117,237,000
Region I - Ilocos		31,709,000		22,910,000		5,400,000		60,019,000

Regional Field Unit - I		31,709,000		22,910,000		5,400,000		60,019,000
Cordillera Administrative Region (CAR)		30,769,000		20,974,000		26,400,000		78,143,000

Regional Field Unit - CAR		30,769,000		20,974,000		26,400,000		78,143,000
Region II - Cagayan Valley		33,340,000		48,659,000		6,700,000		88,699,000

Regional Field Unit - II		33,340,000		48,659,000		6,700,000		88,699,000
Region III - Central Luzon		32,333,000		48,081,000		5,400,000		851814,000

Regional Field Unit - III		32,333,000		48,081,000		5,400,000		85,814,000
Region IVA - CALABARZON		33,394,000		32,484,000		10,400,000		76,278,000

Regional Field Unit - IVA		33,394,000		32,484,000		10,400,000		76,278,000
Region IVB - MIMAROPA		25,968,000		20,550,000		28,823,000		75,341,000

Regional Field Unit - IVB		25,968,000		20,550,000		28,823,000		75,341,000

JANUARY 5, 2026	OFFICIAL GAZETTE	85
DEPARTMENT OF AGRICULTURE

Region V - Bicol	47,039,000	28,572,000	30,400,000	106,011,000

Regional Field Unit - V	47,039,000	28,572,000	30,400,000	106,011,000
Region VI - Western Visayas	30,904,000	32,888,000	11,400,000	75,192,000

Regional Field Unit - VI	30,904,000	32,888,000	11,400,000	75,192,000
Negros Island Region (NIR)		10,000,000	7,900,000	17,900,000

Regional Field Unit - NIR		10,000,000	7,900,000	17,900,000
Region VII - Central Visayas	33,218,000	32,183,000	5,400,000	70,801,000

Regional Field Unit - VII	33,218,000	32,183,000	5,400,000	70,801,000
Region VIII - Eastern Visayas	32,616,000	47,904,000	7,000,000	81,520,000

Regional Field Unit - VIII	32,616,000	47,904,000	1,000,000	81,520,000
Region IX - Zamboanga Peninsula	40,755,000	32,150,000	79,100,000	152,005,000

Philippine Rubber Research Institute	7,339,000	11,825,000	10,000,000	89,164,000
Regional Field Unit - IX	33,416,000	20,325,000	9,100,000	62,841,000
Region X - Northern Mindanao	46,909,000	15,360,000	83,200,000	145,469,000

Regional Field Unit - X	46,909,000	15,360,000	83,200,000	145,469,000
Region XI - Davao	31,104,000	14,031,000	35,400,000	80,535,000

Regional Field Unit - XI	31,104,000	14,031,000	35,400,000	80,535,000
Region XII - SOCCSKSARCEN	32,768,000	11,341,000	5,400,000	55,509,000

Regional Field Unit - XII	32,768,000	17,341,000	5,400,000	55,509,000
Region XIII - Caraga	30,878,000	21,954,000	10,400,000	63,232,000

Regional Field Unit - XIII	30,878,000	21,954,000	10,400,000	63,232,000
Administration of Personnel Benefits	140,038,000			140,038,000

National Capital Region (NCR)	49,833,000			119,833,000

Central Office	7,338,000			7,338,000
Agricultural Training Institute	3,293,000			3,293,000
Bureau of Animal Industry	10,337,000			10,337,000
Bureau of Plant Industry	15,587,000			15,587,000
Bureau of Soils and Water Management	13,278,000			13,218,000

86	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region I - Ilocos	1,648,000			1,648,000

Regional Field Unit - I	1,648,000			1,648,000
Cordillera Administrative Region (CAR)	3,741,000			3,741,000

Regional Field Unit - CAR	3,741,000			3,741,000
Region II - Cagayan Valley	11,011,000			11,011,000

Regional Field Unit - II	11,011,000			11,011,000
Region III - Central Luzon	6,628,000			6,628,000

Regional Field Unit - III	6,628,000			6,628,000
Region IVA - CALABARZON	13,164,000			13,164,000

Regional Field Unit - IVA	13,164,000			13,164,000
Region IVB - MIMAROPA	10,608,000			10,608,000

Regional Field Unit - IVB	10,608,000			10,608,000
Region V - Bicol	7,908,000			7,908,000

Regional Field Unit - V	7,908,000			7,908,000
Region VI - Western Visayas	1,920,000			1,920,000

Regional Field Unit - VI	1,920,000			1,920,000
Region VII - Central Visayas	8,859,000			8,859,000

Regional Field Unit - VII	8,859,000			8,859,000
Region VIII - Eastern Visayas	7,612,000			7,612,000

Regional Field Unit - VIII	7,612,000			7,612,000
Region IX - Zamboanga Peninsula	1,968,000			1,968,000

Regional Field Unit - IX	1,968,000			1,968,000
Region X - Northern Mindanao	6,477,000			6,477,000

Regional Field Unit - X	6,477,000			6,477,000
Region XI - Davao	2,443,000			2,443,000

Regional Field Unit - XI	2,443,000			2,443,000
Region XII - SOCCSKSARGEN	6,218,000			6,218,000

Regional Field Unit - XII	6,218,000			6,218,000

Sub-total, General Administration and Support	1,169,669,000	823,729,000	521,523,000	2,514,921,000

JANUARY 5, 2026	OFFICIAL GAZETTE	87
DEPARTMENT OF AGRICULTURE

Support to Operations
Planning and Policy Formulation for Soil and Water Resources Conservation, Management and Development	125,409,000	238,841,000	364,250,000

National Capital Region (NCR)	125,409,000	238,841,000	364,250,000

Bureau of Soils and Water Management	125,409,000	238,841,000	364,250,000
Coordination of Agricultural Research	28,418,000	6,761,000	35,179,000

National Capital Region (NCR)	28,418,000	6,761,000	35,179,000

Bureau of Agricultural Research	28,418,000	6,761,000	35,179,000
Information and Communication Technology (ICT) Management Support	41,744,000	275,398,000	317,142,000

National Capital Region (NCR)	41,744,000	145,638,000	187,382,000

Central Office	41,744,000	95,062,000	136,806,000
Agricultural Training Institute		11,500,000	11,500,000
Bureau of Agricultural and Fisheries Engineering		9,034,000	9,034,000
Bureau of Agricultural Research		6,896,000	6,896,000
Bureau of Animal Industry		7,930,000	7,930,000
Bureau of Plant Industry		7,499,000	7,499,000
Bureau of Soils and Water Management		7,717,000	7,717,000
Region I - Ilocos		8,873,000	8,873,000

Regional Field Unit - I		8,873,000	8,873,000
Cordillera Administrative Region (CAR)		6,403,000	6,403,000

Regional Field Unit - CAR		6,403,000	6,403,000
Region II - Cagayan Valley		9,172,000	9,172,000

Regional Field Unit - II		9,172,000	9,172,000
Region III - Central Luzon		8,396,000	8,396,000

Regional Field Unit - III		8,396,000	8,396,000
Region IVA - CALABARZON		8,224,000	8,224,000

Regional Field Unit - IVA		8,224,000	8,224,000

88	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region IVB - MIMAROPA		7,187,000	7,187,000

Regional Field Unit - IVB		7,187,000	7,187,000
Region V - Bicol		8,604,000	8,604,000

Regional Field Unit - V		8,604,000	8,604,000
Region VI - Western Visayas		8,316,000	8,316,000

Regional Field Unit - VI		8,316,000	8,316,000
Negros Island Region (NIR)		2,875,000	2,875,000

Regional Field Unit - NIR		2,875,000	2,875,000
Region VII - Central Visayas		8,276,000	8,276,000

Regional Field Unit - VII		8,276,000	8,276,000
Region VIII - Eastern Visayas		7,216,000	7,216,000

Regional Field Unit - VIII		7,216,000	7,216,000
Region IX - Zamboanga Peninsula		14,676,000	14,676,000

Philippine Rubber Research Institute		6,272,000	6,272,000
Regional Field Unit - IX		8,404,000	8,404,000
Region X - Northern Mindanao		7,606,000	7,606,000

Regional Field Unit - X		7,606,000	7,606,000
Region XI - Davao		9,308,000	9,308,000

Regional Field Unit - XI		9,308,000	9,308,000
Region XII - SOCCSKSARGEN		7,985,000	7,985,000

Regional Field Unit - XII		7,985,000	7,985,000
Region XIII - Caraga		6,643,000	6,643,000

Regional Field Unit - XIII		6,643,000	6,643,000
Public Information Services	13,707,000	29,673,000	43,380,000

National Capital Region (NCR)	13,707,000	2,693,000	16,400,000

Central Office	13,707,000	2,693,000	16,400,000
Region I - Ilocos		3,324,000	3,324,000

Regional Field Unit - I		3,324,000	3,324,000

JANUARY 5, 2026	OFFICIAL GAZETTE	89
DEPARTMENT OF AGRICULTURE

Cordillera Administrative Region (CAR)	1,287,000	1,287,000

Regional Field Unit - CAR	1,287,000	1,287,000
Region II - Cagayan Valley	1,711,000	1,711,000

Regional Field Unit - II	1,711,000	1,711,000
Region III - Central Luzon	1,405,000	1,405,000

Regional Field Unit - III	1,405,000	1,405,000
Region IVA - CALABARZON	2,220,000	2,220,000

Regional Field Unit - IVA	2,220,000	2,220,000
Region IVB - MIMAROPA	1,096,000	1,096,000

Regional Field Unit - IVB	1,096,000	1,096,000
Region V - Bicol	1,289,000	1,289,000

Regional Field Unit - V	1,289,000	1,289,000
Region VI - Western Visayas	1,587,000	1,587,000

Regional Field Unit - VI	1,587,000	1,587,000
Region VII - Central Visayas	2,149,000	2,149,000

Regional Field Unit - VII	2,149,000	2,149,000
Region VIII - Eastern Visayas	1,453,000	1,453,000

Regional Field Unit - VIII	1,453,000	1,453,000
Region IX - Zamboanga Peninsula	3,788,000	3,788,000

Philippine Rubber Research Institute	2,581,000	2,581,000
Regional Field Unit - IX	1,207,000	1,207,000
Region X - Northern Mindanao	1,483,000	1,483,000

Regional Field Unit - X	1,483,000	1,483,000
Region XI - Davao	1,419,000	1,419,000

Regional Field Unit - XI	1,419,000	1,419,000
Region XII - SOCCSKSARGEN	1,526,000	1,526,000

Regional Field Unit - XII	1,526,000	1,526,000
Region XIII - Caraga	1,243,000	1,243,000

Regional Field Unit - XIII	1,243,000	1,243,000

90	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Development of Organizational Policies, Plans and Procedures	206,056,000	433,632,000	639,688,000

National Capital Region (NCR)	63,783,000	119,518,000	183,301,000

Central Office	63,783,000	119,518,000	183,301,000
Region I - Ilocos	10,425,000	16,708,000	27,133,000

Regional Field Unit - I	10,425,000	16,708,000	27,133,000
Cordillera Administrative Region (CAR)	10,409,000	17,991,000	28,400,000

Regional Field Unit - CAR	10,409,000	17,991,000	28,400,000
Region II - Cagayan Valley	9,122,000	29,848,000	38,970,000

Regional Field Unit - II	9,122,000	29,848,000	38,970,000
Region III - Central Luzon	9,116,000	21,540,000	30,656,000

Regional Field Unit - III	9,116,000	21,540,000	30,656,000
Region IVA - CALABARZON	10,254,000	26,224,000	36,478,000

Regional Field Unit - IVA	10,254,000	26,224,000	36,478,000
Region IVB - MIMAROPA	9,488,000	17,692,000	27,180,000

Regional Field Unit - IVB	9,488,000	17,692,000	27,180,000
Region V - Bicol	7,313,000	21,425,000	28,738,000

Regional Field Unit - V	7,313,000	21,425,000	28,738,000
Region VI - Western Visayas	9,703,000	26,722,000	36,425,000

Regional Field Unit - VI	9,703,000	26,722,000	36,425,000
Negros Island Region (NIR)		12,264,000	12,264,000

Regional Field Unit - NIR		12,264,000	12,264,000
Region VII - Central Visayas	10,313,000	16,922,000	27,235,000

Regional Field Unit - VII	10,313,000	16,922,000	27,235,000
Region VIII - Eastern Visayas	9,861,000	16,554,000	26,415,000

Regional Field Unit - VIII	9,861,000	16,554,000	26,415,000
Region IX - Zamboanga Peninsula	8,873,000	21,255,000	30,128,000

Regional Field Unit - IX	8,873,000	21,255,000	30,128,000

JANUARY 5, 2026	OFFICIAL GAZETTE	91
DEPARTMENT OF AGRICULTURE

Region X - Northern Mindanao	9,171,000	15,274,000		24,445,000

Regional Field Unit - X	9,171,000	15,274,000		24,445,000
Region XI - Davao	8,129,000	21,580,000		29,709,000

Regional Field Unit - XI	8,129,000	21,580,000		29,709,000
Region XII - SOCCSKSARGEN	10,171,000	16,310,000		26,481,000

Regional Field Unit - XII	10,171,000	16,310,000		26,481,000
Region XIII - Caraga	9,925,000	15,805,000		25,730,000

Regional Field Unit - XIII	9,925,000	15,805,000		25,730,000
International Affairs Coordination and Liaisoning	73,948,000	96,351,000		170,299,000

National Capital Region (NCR)	73,948,000	96,351,000		170,299,000

Central Office	73,948,000	96,351,000		170,299,000
Operation and Maintenance of the Integrated Laboratories	325,936,000	390,101,000	791,198,000	1,507,235,000

Region I - Ilocos	24,814,000	17,757,000	37,949,000	80,520,000

Regional Field Unit - I	24,814,000	17,757,000	37,949,000	80,520,000
Cordillera Administrative Region (CAR)	16,145,000	13,286,000	31,675,000	61,106,000

Regional Field Unit - CAR	16,145,000	13,286,000	31,675,000	61,106,000
Region II - Cagayan Valley	27,364,000	57,484,000	24,355,000	109,203,000

Regional Field Unit - II	27,364,000	57,484,000	24,355,000	109,203,000
Region III - Central Luzon	25,682,000	29,471,000	267,815,000	322,968,000

Regional Field Unit - III	25,682,000	29,471,000	267,815,000	322,968,000
Region IVA - CALABARZON	28,525,000	20,304,000	30,460,000	79,289,000

Regional Field Unit - IVA	28,525,000	20,304,000	30,460,000	79,289,000
Region IVB - MIMAROPA	11,140,000	13,794,000	36,642,000	61,576,000

Regional Field Unit - IVB	11,140,000	13,794,000	36,642,000	61,576,000
Region V - Bicol	14,975,000	55,128,000	41,077,000	111,180,000

Regional Field Unit - V	14,975,000	55,128,000	41,077,000	111,180,000
Region VI - Western Visayas	24,930,000	18,652,000		43,582,000

Regional Field Unit - VI	24,930,000	18,652,000		43,582,000

92	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Negros Island Region (NIR)		24,369,000		24,369,000

Regional Field Unit - NIR		24,369,000		24,369,000
Region VII - Central Visayas	25,644,000	17,711,000	160,000,000	203,355,000

Regional Field Unit - VII	25,644,000	17,711,000	160,000,000	203,355,000
Region VIII - Eastern Visayas	19,890,000	13,426,000	16,480,000	49,796,000

Regional Field Unit - VIII	19,890,000	13,426,000	16,480,000	49,796,000
Region IX - Zamboanga Peninsula	25,115,000	35,420,000	99,300,000	159,835,000

Regional Field Unit - IX	25,115,000	35,420,000	99,300,000	159,835,000
Region X - Northern Mindanao	21,193,000	21,673,000		42,866,000

Regional Field Unit - X	21,193,000	21,673,000		42,866,000
Region XI - Davao	18,175,000	24,422,000	17,960,000	60,557,000

Regional Field Unit - XI	18,175,000	24,422,000	17,960,000	60,557,000
Region XII - SOCCSKSARGEN	22,210,000	14,094,000	15,000,000	51,304,000

Regional Field Unit - XII	22,210,000	14,094,000	15,000,000	51,304,000
Region XIII - Caraga	20,134,000	13,110,000	12,485,000	45,729,000

Regional Field Unit - XIII	20,134,000	13,110,000	12,485,000	45,729,000
Field Program Management Activities	857,720,000	1,472,284,000		2,330,004,000

National Capital Region (NCR)	198,135,000	346,223,000		544,358,000

Central Office	34,095,000	283,751,000		317,846,000
Agricultural Training Institute		5,348,000		5,348,000
Bureau of Agricultural Research		9,451,000		9,451,000
Bureau of Animal Industry	27,562,000	7,514,000		35,076,000
Bureau of Plant Industry	136,478,000	31,289,000		167,767,000
Bureau of Soils and Water Management		8,870,000		8,870,000
Region I - Ilocos	37,976,000	68,668,000		106,644,000

Regional Field Unit - I	37,976,000	68,668,000		106,644,000
Cordillera Administrative Region (CAR)	40,934,000	62,930,000		103,864,000

Regional Field Unit - CAR	40,934,000	62,930,000		103,864,000

JANUARY 5, 2026	OFFICIAL GAZETTE	93
DEPARTMENT OF AGRICULTURE

Region II - Cagayan Valley	36,664,000	108,159,000	144,823,000

Regional Field Unit - II	36,664,000	108,159,000	144,823,000
Region III - Central Luzon	38,968,000	98,883,000	137,851,000

Regional Field Unit - III	38,968,000	98,883,000	137,851,000
Region IVA - CALABARZON	44,498,000	69,128,000	113,626,000

Regional Field Unit - IVA	44,498,000	69,128,000	113,626,000
Region IVB - MIMAROPA	36,177,000	77,074,000	113,251,000

Regional Field Unit - IVB	36,177,000	77,074,000	113,251,000
Region V - Bicol	39,880,000	70,638,000	110,518,000

Regional Field Unit - V	39,880,000	70,638,000	110,518,000
Region VI - Western Visayas	39,436,000	75,282,000	114,718,000

Regional Field Unit - VI	39,436,000	75,282,000	114,718,000
Negros Island Region (NIR)		37,969,000	37,969,000

Regional Field Unit - NIR		37,969,000	37,969,000
Region VII - Central Visayas	31,303,000	53,182,000	84,485,000

Regional Field Unit - VII	31,303,000	53,182,000	84,485,000
Region VIII - Eastern Visayas	35,472,000	66,187,000	101,659,000

Regional Field Unit - VIII	35,472,000	66,187,000	101,659,000
Region IX - Zamboanga Peninsula	73,139,000	67,727,000	140,866,000

Regional Field Unit - IX	73,139,000	67,727,000	140,866,000
Region X - Northern Mindanao	67,696,000	77,823,000	145,519,000

Regional Field Unit - X	67,696,000	77,823,000	145,519,000
Region XI - Davao	63,008,000	60,747,000	123,755,000

Regional Field Unit - XI	63,008,000	60,747,000	123,755,000
Region XII - SOCCSKSARGEN	35,388,000	71,233,000	106,621,000

Regional Field Unit - XII	35,388,000	71,233,000	106,621,000
Region XIII - Caraga	39,046,000	60,431,000	99,477,000

Regional Field Unit - XIII	39,046,000	60,431,000	99,477,000

94	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Quick Response Fund		1,000,000,000	1,000,000,000

National Capital Region (NCR)		1,000,000,000	1,000,000,000

Central Office		1,000,000,000	1,000,000,000
Agriculture and Fishery Engineering Support Activities	303,288,000	174,212,000	477,500,000

National Capital Region (NCR)	40,680,000	30,741,000	71,421,000

Bureau of Agricultural and Fisheries Engineering	40,680,000	30,741,000	71,421,000
Region I - Ilocos	15,179,000	9,050,000	24,229,000

Regional Field Unit - I	15,179,000	9,050,000	24,229,000
Cordillera Administrative Region (CAR)	13,091,000	9,411,000	22,502,000

Regional Field Unit - CAR	13,091,000	9,411,000	22,502,000
Region II - Cagayan Valley	19,677,000	10,439,000	30,116,000

Regional Field Unit - II	19,677,000	10,439,000	30,116,000
Region III - Central Luzon	18,330,000	10,065,000	28,395,000

Regional Field Unit - III	18,330,000	10,065,000	28,395,000
Region IVA - CALABARZON	22,206,000	10,392,000	32,598,000

Regional Field Unit - IVA	22,206,000	10,392,000	32,598,000
Region IVB - MIMAROPA	16,642,000	9,206,000	25,848,000

Regional Field Unit - IVB	16,642,000	9,206,000	25,848,000
Region V - Bicol	16,709,000	10,440,000	27,149,000

Regional Field Unit - V	16,709,000	10,440,000	27,149,000
Region VI - Western Visayas	20,534,000	8,425,000	28,959,000

Regional Field Unit - VI	20,534,000	8,425,000	28,959,000
Negros Island Region (NIR)		4,000,000	4,000,000

Regional Field Unit - NIR		4,000,000	4,000,000
Region VII - Central Visayas	12,462,000	7,006,000	19,468,000

Regional Field Unit - VII	12,462,000	7,006,000	19,468,000
Region VIII - Eastern Visayas	16,175,000	9,383,000	25,558,000

Regional Field Unit - VIII	16,175,000	9,383,000	25,558,000

JANUARY 5, 2026	OFFICIAL GAZETTE	95
DEPARTMENT OF AGRICULTURE

Region IX - Zamboanga Peninsula	17,037,000	8,019,000		25,056,000

Regional Field Unit - IX	17,037,000	8,019,000		25,056,000
Region X - Northern Mindanao	17,627,000	9,699,000		27,326,000

Regional Field Unit - X	17,627,000	9,699,000		27,326,000
Region XI - Davao	17,828,000	9,875,000		27,703,000

Regional Field Unit - XI	17,828,000	9,875,000		27,703,000
Region XII - SOCCSKSARGEN	21,369,000	8,617,000		29,986,000

Regional Field Unit - XII	21,369,000	8,617,000		29,986,000
Region XIII - Caraga	17,742,000	9,444,000		27,186,000

Regional Field Unit - XIII	17,742,000	9,444,000		27,186,000
Food Laboratory Testing Support Activities	65,439,000	19,380,000	19,630,000	104,449,000

National Capital Region (NCR)	65,439,000	19,380,000	19,630,000	104,449,000

Central Office	65,439,000	19,380,000	19,630,000	104,449,000
Agriculture and Fishery Surveillance Support Activities		200,000,000		200,000,000

National Capital Region (NCR)		200,000,000		200,000,000

Central Office		200,000,000		200,000,000
Disaster Risk Reduction Management Support Activities		133,825,000	16,175,000	150,000,000

National Capital Region (NCR)		19,853,000	1,780,000	21,633,000

Central Office		19,853,000	1,780,000	21,633,000
Region I - Ilocos		6,830,000	670,000	7,500,000

Regional Field Unit - I		6,830,000	670,000	7,500,000
Cordillera Administrative Region (CAR)		7,500,000		7,500,000

Regional Field Unit - CAR		7,500,000		7,500,000
Region II - Cagayan Valley		7,950,000		7,950,000

Regional Field Unit - II		7,950,000		7,950,000
Region III - Central Luzon		6,596,000	1,600,000	8,196,000

Regional Field Unit - III		6,596,000	1,600,000	8,196,000
Region IVA - CALABARZON		6,823,000	1,450,000	8,273,000

Regional Field Unit - IVA		6,823,000	1,450,000	8,273,000

96	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region IVB - MIMAROPA	6,820,000	1,200,000	8,020,000

Regional Field Unit - IVB	6,820,000	1,200,000	8,020,000
Region V - Bicol	6,320,000	1,180,000	7,500,000

Regional Field Unit - V	6,320,000	1,180,000	7,500,000
Region VI - Western Visayas	11,426,000	2,530,000	13,956,000

Regional Field Unit - VI	11,426,000	2,530,000	13,956,000
Negros Island Region (NIR)	2,790,000		2,790,000

Regional Field Unit - NIR	2,790,000		2,790,000
Region VII - Central Visayas	7,026,000	500,000	7,526,000

Regional Field Unit - VII	7,026,000	500,000	7,526,000
Region VIII - Eastern Visayas	8,423,000		8,423,000

Regional Field Unit - VIII	8,423,000		8,423,000
Region IX - Zamboanga Peninsula	7,202,000	1,040,000	8,242,000

Regional Field Unit - IX	7,202,000	1,040,000	8,242,000
Region X - Northern Mindanao	7,500,000		7,500,000

Regional Field Unit - X	7,500,000		7,500,000
Region XI - Davao	6,576,000	1,200,000	7,776,000

Regional Field Unit - XI	6,576,000	1,200,000	7,776,000
Region XII - SOCCSKSARGEN	7,343,000	615,000	7,958,000

Regional Field Unit - XII	7,343,000	615,000	7,958,000
Region XIII - Caraga	6,847,000	2,410,000	9,257,000

Regional Field Unit - XIII	6,847,000	2,410,000	9,257,000
Modernization and Strengthening of Production and Research Facilities	825,327,000	581,233,000	1,406,560,000

National Capital Region (NCR)	141,063,000	56,055,000	197,118,000

Bureau of Animal Industry	48,722,000	1,745,000	50,467,000
Bureau of Plant Industry	83,801,000	30,310,000	114,111,000
Bureau of Soils and Water Management	8,540,000	24,000,000	32,540,000
Region I - Ilocos	51,914,000	20,421,000	72,335,000

Regional Field Unit - I	51,914,000	20,421,000	72,335,000

JANUARY 5, 2026	OFFICIAL GAZETTE	97
DEPARTMENT OF AGRICULTURE

Cordillera Administrative Region (CAR)	46,760,000	30,952,000	77,712,000

Regional Field Unit - CAR	46,760,000	30,952,000	77,712,000
Region II - Cagayan Valley	45,017,000	22,734,000	67,751,000

Regional Field Unit - II	45,017,000	22,734,000	67,751,000
Region III - Central Luzon	24,799,000	17,950,000	42,749,000

Regional Field Unit - III	24,799,000	17,950,000	42,749,000
Region IVA - CALABARZON	35,395,000	15,177,000	50,572,000

Regional Field Unit - IVA	35,395,000	15,177,000	50,572,000
Region IVB - MIMAROPA	36,193,000	54,616,000	90,809,000

Regional Field Unit - IVB	36,193,000	54,616,000	90,809,000
Region V - Bicol	54,048,000	26,305,000	80,353,000

Regional Field Unit - V	54,048,000	26,305,000	80,353,000
Region VI - Western Visayas	47,581,000	14,400,000	61,981,000

Regional Field Unit - VI	47,581,000	14,400,000	61,981,000
Negros Island Region (NIR)	31,792,000	13,680,000	45,472,000

Regional Field Unit - NIR	31,792,000	13,680,000	45,472,000
Region VII - Central Visayas	68,808,000	23,283,000	92,091,000

Regional Field Unit - VII	68,808,000	23,283,000	92,091,000
Region VIII - Eastern Visayas	67,374,000	19,554,000	86,928,000

Regional Field Unit - VIII	67,374,000	19,554,000	86,928,000
Region IX - Zamboanga Peninsula	45,900,000	94,800,000	140,700,000

Philippine Rubber Research Institute	5,338,000	30,000,000	35,338,000
Regional Field Unit - IX	40,562,000	64,800,000	105,362,000
Region X - Northern Mindanao	39,063,000	31,720,000	70,783,000

Regional Field Unit - X	39,063,000	31,720,000	70,783,000
Region XI - Davao	44,133,000	81,800,000	125,933,000

Regional Field Unit - XI	44,133,000	81,800,000	125,933,000
Region XII - SOCCSKSARGEN	23,279,000	32,987,000	56,266,000

Regional Field Unit - XII	23,279,000	32,987,000	56,266,000

98	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region XIII - Caraga		22,208,000	24,799,000	47,007,000

Regional Field Unit - XIII		22,208,000	24,799,000	47,007,000

Sub-total, Support to Operations	2,041,665,000	5,295,785,000	1,408,236,000	8,745,686,000

Operations
TECHNICAL AND SUPPORT SERVICES PROGRAM	1,158,554,000	39,414,495,000	2,840,588,000	43,413,637,000

PRODUCTION SUPPORT SERVICES (PSS) SUB-PROGRAM		32,856,879,000	2,714,507,000	35,571,386,000

PSS on the National Rice Program		25,954,573,000	455,265,000	26,409,838,000

National Capital Region (NCR)		284,397,000	12,800,000	297,197,000

Central Office		243,447,000		243,447,000
Bureau of Plant Industry		28,697,000		28,697,000
Bureau of Soils and Water Management		12,253,000	12,800,000	25,053,000
Region I - Ilocos		2,891,709,000	14,000,000	2,905,709,000

Regional Field Unit - I		2,891,709,000	14,000,000	2,905,709,000
Cordillera Administrative Region (CAR)		506,163,000	7,000,000	513,163,000

Regional Field Unit - CAR		506,163,000	7,000,000	513,163,000
Region II - Cagayan Valley		4,020,733,000	43,350,000	4,064,083,000

Regional Field Unit - II		4,020,733,000	43,350,000	4,064,083,000
Region III - Central Luzon		5,007,792,000	4,000,000	5,011,792,000

Regional Field Unit - III		5,007,792,000	4,000,000	5,011,792,000
Region IVA - CALABARZON		479,081,000		479,081,000

Regional Field Unit - IVA		479,081,000		479,081,000
Region IVB - MIMAROPA		1,725,821,000	24,000,000	1,749,821,000

Regional Field Unit - IVB		1,725,821,000	24,000,000	1,749,821,000
Region V - Bicol		1,611,338,000	10,000,000	1,621,338,000

Regional Field Unit - V		1,611,338,000	10,000,000	1,621,338,000
Region VI - Western Visayas		2,427,590,000	250,000,000	2,677,590,000

Regional Field Unit - VI		2,427,590,000	250,000,000	2,677,590,000
Negros Island Region (NIR)		729,842,000		729,842,000

Regional Field Unit - NIR		729,842,000		729,842,000

JANUARY 5, 2026	OFFICIAL GAZETTE	99
DEPARTMENT OF AGRICULTURE

Region VII - Central Visayas	502,450,000		502,450,000

Regional Field Unit - VII	502,450,000		502,450,000
Region VIII - Eastern Visayas	1,094,913,000	15,615,000	1,110,528,000

Regional Field Unit - VIII	1,094,913,000	15,615,000	1,110,528,000
Region IX - Zamboanga Peninsula	806,461,000	4,000,000	810,461,000

Regional Field Unit - IX	806,461,000	4,000,000	810,461,000
Region X - Northern Mindanao	911,888,000	54,500,000	966,388,000

Regional Field Unit - X	911,888,000	54,500,000	966,388,000
Region XI - Davao	694,783,000		694,783,000

Regional Field Unit - XI	694,783,000		694,783,000
Region XII - SOCCSKSARGEN	1,545,839,000	16,000,000	1,561,839,000

Regional Field Unit - XII	1,545,839,000	16,000,000	1,561,839,000
Region XIII - Caraga	713,773,000		713,773,000

Regional Field Unit - XIII	713,773,000		713,773,000
PSS on the National Livestock Program	834,059,000	2,144,807,000	2,978,866,000

National Capital Region (NCR)	231,833,000	1,720,188,000	1,952,021,000

Bureau of Animal Industry	231,833,000	1,720,188,000	1,952,021,000
Region I - Ilocos	36,208,000	43,350,000	79,558,000

Regional Field Unit - I	36,208,000	43,350,000	79,558,000
Cordillera Administrative Region (CAR)	46,330,000	34,890,000	81,220,000

Regional Field Unit - CAR	46,330,000	34,890,000	81,220,000
Region II - Cagayan Valley	52,650,000	57,350,000	110,000,000

Regional Field Unit - II	52,650,000	57,350,000	110,000,000
Region III - Central Luzon	28,120,000	2,700,000	30,820,000

Regional Field Unit - III	28,120,000	2,700,000	30,820,000
Region IVA - CALABARZON	48,484,000	13,903,000	62,387,000

Regional Field Unit - IVA	48,484,000	13,903,000	62,387,000
Region IVB - MIMAROPA	39,626,000	51,155,000	90,781,000

Regional Field Unit - IVB	39,626,000	51,155,000	90,781,000

100	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region V - Bicol	42,793,000	76,129,000	118,922,000

Regional Field Unit - V	42,793,000	76,129,000	118,922,000
Region VI - Western Visayas	18,170,000	10,191,000	28,361,000

Regional Field Unit - VI	18,170,000	10,191,000	28,361,000
Negros Island Region (NIR)	7,415,000	3,750,000	11,165,000

Regional Field Unit - NIR	7,415,000	3,750,000	11,165,000
Region VII - Central Visayas	41,673,000	33,826,000	75,499,000

Regional Field Unit - VII	41,673,000	33,826,000	75,499,000
Region VIII - Eastern Visayas	32,152,000	12,600,000	44,752,000

Regional Field Unit - VIII	32,152,000	12,600,000	44,752,000
Region IX - Zamboanga Peninsula	45,374,000	18,440,000	63,814,000

Regional Field Unit - IX	45,374,000	18,440,000	63,814,000
Region X - Northern Mindanao	32,314,000	27,406,000	59,720,000

Regional Field Unit - X	32,314,000	27,406,000	59,720,000
Region XI - Davao	45,570,000	1,850,000	47,420,000

Regional Field Unit - XI	45,570,000	1,850,000	47,420,000
Region XII - SOCCSKSARGEN	39,805,000	14,240,000	54,045,000

Regional Field Unit - XII	39,805,000	14,240,000	54,045,000
Region XIII - Caraga	45,542,000	22,839,000	68,381,000

Regional Field Unit - XIII	45,542,000	22,839,000	68,381,000
PSS on the National Corn Program	4,728,793,000	12,475,000	4,741,268,000

National Capital Region (NCR)	7,676,000		7,676,000

Bureau of Plant Industry	7,676,000		7,676,000
Region I - Ilocos	329,547,000		329,547,000

Regional Field Unit - I	329,547,000		329,547,000
Cordillera Administrative Region (CAR)	209,092,000		209,092,000

Regional Field Unit - CAR	209,092,000		209,092,000
Region II - Cagayan Valley	994,406,000	7,500,000	1,001,906,000

Regional Field Unit - II	994,406,000	7,500,000	1,001,906,000

JANUARY 5, 2026	OFFICIAL GAZETTE	101
DEPARTMENT OF AGRICULTURE

Region III - Central Luzon	230,779,000		230,779,000

Regional Field Unit - III	230,779,000		230,779,000
Region IVA - CALABARZON	169,081,000		169,081,000

Regional Field Unit - IVA	169,081,000		169,081,000
Region IVB - MIMAROPA	114,387,000		114,387,000

Regional Field Unit - IVB	114,387,000		114,387,000
Region V - Bicol	241,800,000	200,000	242,000,000

Regional Field Unit - V	241,800,000	200,000	242,000,000
Region VI - Western Visayas	202,624,000	760,000	203,384,000

Regional Field Unit - VI	202,624,000	760,000	203,384,000
Negros Island Region (NIR)	84,655,000		84,655,000

Regional Field Unit - NIR	84,655,000		84,655,000
Region VII - Central Visayas	75,046,000		75,046,000

Regional Field Unit - VII	75,046,000		75,046,000
Region VIII - Eastern Visayas	76,055,000		76,055,000

Regional Field Unit - VIII	76,055,000		76,055,000
Region IX - Zamboanga Peninsula	217,513,000	4,015,000	221,528,000

Regional Field Unit - IX	217,513,000	4,015,000	221,528,000
Region X - Northern Mindanao	863,828,000		863,828,000

Regional Field Unit - X	863,828,000		863,828,000
Region XI - Davao	135,542,000		135,542,000

Regional Field Unit - XI	135,542,000		135,542,000
Region XII - SOCCSKSARGEN	622,815,000		622,815,000

Regional Field Unit - XII	622,815,000		622,815,000
Region XIII - Caraga	153,947,000		153,947,000

Regional Field Unit - XIII	153,947,000		153,947,000
PSS on the National High-Value Crops Development Program	1,015,031,000	450,000	1,015,481,000

National Capital Region (NCR)	40,219,000	450,000	40,669,000

Bureau of Plant Industry	40,219,000	450,000	40,669,000

102	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region I - Ilocos	94,923,000	94,923,000

Regional Field Unit - I	94,923,000	94,923,000
Cordillera Administrative Region (CAR)	48,198,000	48,198,000

Regional Field Unit - CAR	48,198,000	48,198,000
Region II - Cagayan Valley	55,322,000	55,322,000

Regional Field Unit - II	55,322,000	55,322,000
Region III - Central Luzon	97,155,000	97,155,000

Regional Field Unit - III	97,155,000	97,155,000
Region IVA - CALABARZON	38,440,000	38,440,000

Regional Field Unit - IVA	38,440,000	38,440,000
Region IVB - MIMAROPA	41,395,000	41,395,000

Regional Field Unit - IVB	41,395,000	41,395,000
Region V - Bicol	70,526,000	70,526,000

Regional Field Unit - V	70,526,000	70,526,000
Region VI - Western Visayas	36,347,000	36,347,000

Regional Field Unit - VI	36,347,000	36,347,000
Negros Island Region (NIR)	20,559,000	20,559,000

Regional Field Unit - NIR	20,559,000	20,559,000
Region VII - Central Visayas	29,289,000	29,289,000

Regional Field Unit - VII	29,289,000	29,289,000
Region VIII - Eastern Visayas	44,626,000	44,626,000

Regional Field Unit - VIII	44,626,000	44,626,000
Region IX - Zamboanga Peninsula	71,877,000	71,877,000

Philippine Rubber Research Institute	9,409,000	9,409,000
Regional Field Unit - IX	62,468,000	62,468,000
Region X - Northern Mindanao	47,989,000	47,989,000

Regional Field Unit - X	47,989,000	47,989,000
Region XI - Davao	33,770,000	33,770,000

Regional Field Unit - XI	33,770,000	33,770,000

JANUARY 5, 2026	OFFICIAL GAZETTE	103
DEPARTMENT OF AGRICULTURE

Region XII - SOCCSKSARGEN	180,166,000		180,166,000

Regional Field Unit - XII	180,166,000		180,166,000
Region XIII - Caraga	64,230,000		64,230,000

Regional Field Unit - XIII	64,230,000		64,230,000
PSS on the Promotion and Development of Organic Agriculture Program	192,800,000	87,910,000	280,710,000

National Capital Region (NCR)	27,973,000	21,240,000	49,213,000

Bureau of Animal Industry	11,260,000	20,740,000	32,000,000
Bureau of Plant Industry	16,713,000	500,000	17,213,000
Region I - Ilocos	12,876,000	4,460,000	17,336,000

Regional Field Unit - I	12,876,000	4,460,000	17,336,000
Cordillera Administrative Region (CAR)	11,773,000	2,700,000	14,473,000

Regional Field Unit - CAR	11,773,000	2,700,000	14,473,000
Region II - Cagayan Valley	16,000,000	700,000	16,700,000

Regional Field Unit - II	16,000,000	700,000	16,700,000
Region III - Central Luzon	15,516,000	4,420,000	19,936,000

Regional Field Unit - III	15,516,000	4,420,000	19,936,000
Region IVA - CALABARZON	15,499,000	2,040,000	17,539,000

Regional Field Unit - IVA	15,499,000	2,040,000	17,539,000
Region IVB - MIMAROPA	10,606,000	700,000	11,306,000

Regional Field Unit - IVB	10,606,000	700,000	11,306,000
Region V - Bicol	10,677,000	15,600,000	26,277,000

Regional Field Unit - V	10,677,000	15,600,000	26,277,000
Region VI - Western Visayas	5,692,000	5,110,000	10,802,000

Regional Field Unit - VI	5,692,000	5,110,000	10,802,000
Negros Island Region (NIR)	15,520,000	7,050,000	22,570,000

Regional Field Unit - NIR	15,520,000	7,050,000	22,570,000
Region VII - Central Visayas	8,060,000	4,000,000	12,060,000

Regional Field Unit - VII	8,060,000	4,000,000	12,060,000

104	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region VIII - Eastern Visayas	4,693,000	700,000	5,393,000

Regional Field Unit - VIII	4,693,000	700,000	5,393,000
Region IX - Zamboanga Peninsula	7,568,000		7,568,000

Regional Field Unit - IX	7,568,000		7,568,000
Region X - Northern Mindanao	11,440,000	5,000,000	16,440,000

Regional Field Unit - X	11,440,000	5,000,000	16,440,000
Region XI - Davao	8,230,000	1,340,000	9,570,000

Regional Field Unit - XI	8,230,000	1,340,000	9,570,000
Region XII - SOCCSKSARGEN	2,830,000	8,400,000	11,230,000

Regional Field Unit - XII	2,830,000	8,400,000	11,230,000
Region XIII - Caraga	7,847,000	4,450,000	12,297,000

Regional Field Unit - XIII	7,847,000	4,450,000	12,297,000
PSS on the Halal Food Industry Development Program	3,089,000	9,301,000	12,390,000

Region IVA - CALABARZON	325,000	280,000	605,000

Regional Field Unit - IVA	325,000	280,000	605,000
Region IVB - MIMAROPA	200,000	850,000	1,050,000

Regional Field Unit - IVB	200,000	850,000	1,050,000
Region V - Bicol		1,125,000	1,125,000

Regional Field Unit - V		1,125,000	1,125,000
Region VI - Western Visayas	754,000	30,000	784,000

Regional Field Unit - VI	754,000	30,000	784,000
Region VIII - Eastern Visayas	360,000	300,000	660,000

Regional Field Unit - VIII	360,000	300,000	660,000
Region IX - Zamboanga Peninsula	1,000,000	3,200,000	4,200,000

Regional Field Unit - IX	1,000,000	3,200,000	4,200,000
Region X - Northern Mindanao		1,360,000	1,360,000

Regional Field Unit - X		1,360,000	1,360,000
Region XII - SOCCSKSARGEN	450,000	2,156,000	2,606,000

Regional Field Unit - XII	450,000	2,156,000	2,606,000

JANUARY 5, 2026	OFFICIAL GAZETTE	105
DEPARTMENT OF AGRICULTURE

PSS on the National Urban and Peri-Urban Agriculture Program	128,534,000	4,299,000	132,833,000

National Capital Region (NCR)	15,628,000	3,335,000	18,963,000

Bureau of Animal Industry		1,765,000	1,765,000
Bureau of Plant Industry	15,628,000	1,570,000	17,198,000
Region I - Ilocos	10,615,000		10,615,000

Regional Field Unit - I	10,615,000		10,615,000
Cordillera Administrative Region (CAR)	4,223,000		4,223,000

Regional Field Unit - CAR	4,223,000		4,223,000
Region II - Cagayan Valley	262,000		262,000

Regional Field Unit - II	262,000		262,000
Region III - Central Luzon	11,850,000		11,850,000

Regional Field Unit - III	11,850,000		11,850,000
Region IVA - CALABARZON	18,761,000		18,761,000

Regional Field Unit - IVA	18,761,000		18,761,000
Region IVB - MIMAROPA	9,124,000		9,124,000

Regional Field Unit - IVB	9,124,000		9,124,000
Region V - Bicol	5,000,000		5,000,000

Regional Field Unit - V	5,000,000		5,000,000
Region VI - Western Visayas	8,231,000		8,231,000

Regional Field Unit - VI	8,231,000		8,231,000
Negros Island Region (NIR)	4,678,000		4,678,000

Regional Field Unit - NIR	4,678,000		4,678,000
Region VII - Central Visayas	5,665,000		5,665,000

Regional Field Unit - VII	5,665,000		5,665,000
Region VIII - Eastern Visayas	3,860,000		3,860,000

Regional Field Unit - VIII	3,860,000		3,860,000
Region IX - Zamboanga Peninsula	8,659,000	964,000	9,623,000

Regional Field Unit - IX	8,659,000	964,000	9,623,000

106	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region X - Northern Mindanao		5,860,000		5,860,000

Regional Field Unit - X		5,860,000		5,860,000
Region XI - Davao		7,179,000		7,179,000

Regional Field Unit - XI		7,179,000		7,179,000
Region XII - SOCCSKSARGEN		6,163,000		6,163,000

Regional Field Unit - XII		6,163,000		6,163,000
Region XIII - Caraga		2,776,000		2,776,000

Regional Field Unit - XIII		2,776,000		2,776,000
MARKET DEVELOPMENT SERVICES (MDS) SUB-PROGRAM	152,085,000	545,276,000	111,000	697,472,000

Market Development Services	152,085,000	545,276,000	111,000	697,472,000

National Capital Region (NCR)	26,980,000	151,591,000	111,000	178,682,000

Central Office	26,980,000	151,591,000	111,000	178,682,000
Region I - Ilocos	7,041,000	20,451,000		27,492,000

Regional Field Unit - I	7,041,000	20,451,000		27,492,000
Cordillera Administrative Region (CAR)	9,193,000	25,564,000		34,757,000

Regional Field Unit - CAR	9,193,000	25,564,000		34,757,000
Region II - Cagayan Valley	8,728,000	30,677,000		39,405,000

Regional Field Unit - II	8,728,000	30,677,000		39,405,000
Region III - Central Luzon	7,069,000	30,677,000		37,746,000

Regional Field Unit - III	7,069,000	30,677,000		37,746,000
Region IVA - CALABARZON	8,367,000	20,451,000		28,818,000

Regional Field Unit - IVA	8,367,000	20,451,000		28,818,000
Region IVB - MIMAROPA	7,212,000	20,451,000		27,663,000

Regional Field Unit - IVB	7,212,000	20,451,000		27,663,000
Region V - Bicol	5,918,000	30,677,000		36,595,000

Regional Field Unit - V	5,918,000	30,677,000		36,595,000
Region VI - Western Visayas	10,003,000	20,451,000		30,454,000

Regional Field Unit - VI	10,003,000	20,451,000		30,454,000

JANUARY 5, 2026	OFFICIAL GAZETTE	107
DEPARTMENT OF AGRICULTURE

Negros Island Region (NIR)		20,451,000		20,451,000

Regional Field Unit - NIR		20,451,000		20,451,000
Region VII - Central Visayas	9,263,000	20,451,000		29,714,000

Regional Field Unit - VII	9,263,000	20,451,000		29,714,000
Region VIII - Eastern Visayas	9,023,000	25,564,000		34,587,000

Regional Field Unit - VIII	9,023,000	25,564,000		34,587,000
Region IX - Zamboanga Peninsula	6,674,000	30,677,000		37,351,000

Regional Field Unit - IX	6,674,000	30,677,000		37,351,000
Region X - Northern Mindanao	6,043,000	20,451,000		26,494,000

Regional Field Unit - X	6,043,000	20,451,000		26,494,000
Region XI - Davao	9,962,000	25,564,000		35,526,000

Regional Field Unit - XI	9,962,000	25,564,000		35,526,000
Region XII - SOCCSKSARGEN	9,930,000	30,677,000		40,607,000

Regional Field Unit - XII	9,930,000	30,677,000		40,607,000
Region XIII - Caraga	10,679,000	20,451,000		31,130,000

Regional Field Unit - XIII	10,679,000	20,451,000		31,130,000
EXTENSION SUPPORT, EDUCATION AND TRAINING SERVICES (ESETS) SUB-PROGRAM	289,189,000	4,331,185,000	34,990,000	4,655,364,000

ESETS on the National Rice Program		1,907,460,000	8,375,000	1,915,835,000

National Capital Region (NCR)		585,079,000		585,079,000

Central Office		122,869,000		122,869,000
Agricultural Training Institute		417,054,000		417,054,000
Bureau of Plant Industry		9,066,000		9,066,000
Bureau of Soils and Water Management		36,090,000		36,090,000
Region I - Ilocos		59,570,000		59,570,000

Regional Field Unit - I		59,570,000		59,570,000
Cordillera Administrative Region (CAR)		99,685,000		99,685,000

Regional Field Unit - CAR		99,685,000		99,685,000

108	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region II - Cagayan Valley	187,270,000		187,270,000

Regional Field Unit - II	187,270,000		187,270,000
Region III - Central Luzon	141,409,000	5,925,000	147,334,000

Regional Field Unit - III	141,409,000	5,925,000	147,334,000
Region IVA - CALABARZON	58,856,000		58,856,000

Regional Field Unit - IVA	58,856,000		58,856,000
Region IVB - MIMAROPA	147,070,000		147,070,000

Regional Field Unit - IVB	147,070,000		147,070,000
Region V - Bicol	79,424,000	620,000	80,044,000

Regional Field Unit - V	79,424,000	620,000	80,044,000
Region VI - Western Visayas	119,071,000		119,071,000

Regional Field Unit - VI	119,071,000		119,071,000
Negros Island Region (NIR)	31,618,000		31,618,000

Regional Field Unit - NIR	31,618,000		31,618,000
Region VII - Central Visayas	46,162,000		46,162,000

Regional Field Unit - VII	46,162,000		46,162,000
Region VIII - Eastern Visayas	79,890,000		79,890,000

Regional Field Unit - VIII	79,890,000		79,890,000
Region IX - Zamboanga Peninsula	60,128,000		60,128,000

Regional Field Unit - IX	60,128,000		60,128,000
Region X - Northern Mindanao	49,096,000	1,230,000	50,326,000

Regional Field Unit - X	49,096,000	1,230,000	50,326,000
Region XI - Davao	66,666,000	600,000	67,266,000

Regional Field Unit - XI	66,666,000	600,000	67,266,000
Region XII - SOCCSKSARGEN	43,234,000		43,234,000

Regional Field Unit - XII	43,234,000		43,234,000
Region XIII - Caraga	53,232,000		53,232,000

Regional Field Unit - XIII	53,232,000		53,232,000

JANUARY 5, 2026	OFFICIAL GAZETTE	109
DEPARTMENT OF AGRICULTURE

ESETS on the National Livestock Program	450,527,000	10,680,000	461,207,000

National Capital Region (NCR)	137,320,000	10,680,000	148,000,000

Central Office	5,000,000		5,000,000
Agricultural Training Institute	132,320,000	10,680,000	143,000,000
Region I - Ilocos	13,942,000		13,942,000

Regional Field Unit - I	13,942,000		13,942,000
Cordillera Administrative Region (CAR)	22,813,000		22,813,000

Regional Field Unit - CAR	22,813,000		22,813,000
Region II - Cagayan Valley	18,000,000		18,000,000

Regional Field Unit - II	18,000,000		18,000,000
Region III - Central Luzon	24,330,000		24,330,000

Regional Field Unit - III	24,330,000		24,330,000
Region IVA - CALABARZON	17,339,000		17,339,000

Regional Field Unit - IVA	17,339,000		17,339,000
Region IVB - MIMAROPA	12,114,000		12,114,000

Regional Field Unit - IVB	12,114,000		12,114,000
Region V - Bicol	17,810,000		17,810,000

Regional Field Unit - V	17,810,000		17,810,000
Region VI - Western Visayas	17,439,000		17,439,000

Regional Field Unit - VI	17,439,000		17,439,000
Negros Island Region (NIR)	13,540,000		13,540,000

Regional Field Unit - NIR	13,540,000		13,540,000
Region VII - Central Visayas	22,346,000		22,346,000

Regional Field Unit - VII	22,346,000		22,346,000
Region VIII - Eastern Visayas	19,732,000		19,732,000

Regional Field Unit - VIII	19,732,000		19,732,000
Region IX - Zamboanga Peninsula	15,561,000		15,561,000

Regional Field Unit - IX	15,561,000		15,561,000

110	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region X - Northern Mindanao	22,730,000	22,730,000

Regional Field Unit - X	22,730,000	22,730,000
Region XI - Davao	35,220,000	35,220,000

Regional Field Unit - XI	35,220,000	35,220,000
Region XII - SOCCSKSARGEN	19,675,000	19,675,000

Regional Field Unit - XII	19,675,000	19,675,000
Region XIII - Caraga	20,616,000	20,616,000

Regional Field Unit - XIII	20,616,000	20,616,000
ESETS on the National Corn Program	418,198,000	418,198,000

National Capital Region (NCR)	82,337,000	82,337,000

Central Office	10,371,000	10,371,000
Agricultural Training Institute	68,796,000	68,796,000
Bureau of Plant Industry	3,170,000	3,170,000
Region I - Ilocos	28,591,000	28,591,000

Regional Field Unit - I	28,591,000	28,591,000
Cordillera Administrative Region (CAR)	22,773,000	22,773,000

Regional Field Unit - CAR	22,773,000	22,773,000
Region II - Cagayan Valley	27,021,000	27,021,000

Regional Field Unit - II	27,021,000	27,021,000
Region III - Central Luzon	6,741,000	6,741,000

Regional Field Unit - III	6,741,000	6,741,000
Region IVA - CALABARZON	12,799,000	12,799,000

Regional Field Unit - IVA	12,799,000	12,799,000
Region IVB - MIMAROPA	13,467,000	13,467,000

Regional Field Unit - IVB	13,467,000	13,467,000
Region V - Bicol	22,121,000	22,121,000

Regional Field Unit - V	22,121,000	22,121,000
Region VI - Western Visayas	21,090,000	21,090,000

Regional Field Unit - VI	21,090,000	21,090,000

JANUARY 5, 2026	OFFICIAL GAZETTE	111
DEPARTMENT OF AGRICULTURE

Negros Island Region (NIR)	9,942,000		9,942,000

Regional Field Unit - NIR	9,942,000		9,942,000
Region VII - Central Visayas	19,869,000		19,869,000

Regional Field Unit - VII	19,869,000		19,869,000
Region VIII - Eastern Visayas	21,912,000		21,912,000

Regional Field Unit - VIII	21,912,000		21,912,000
Region IX - Zamboanga Peninsula	27,961,000		27,961,000

Regional Field Unit - IX	27,961,000		27,961,000
Region X - Northern Mindanao	26,806,000		26,806,000

Regional Field Unit - X	26,806,000		26,806,000
Region XI - Davao	16,832,000		16,832,000

Regional Field Unit - XI	16,832,000		16,832,000
Region XII - SOCCSKSARGEN	31,073,000		31,073,000

Regional Field Unit - XII	31,073,000		31,073,000
Region XIII - Caraga	26,863,000		26,863,000

Regional Field Unit - XIII	26,863,000		26,863,000
ESETS on the National High-Value Crops Development Program	518,435,000	900,000	519,335,000

National Capital Region (NCR)	139,915,000		139,915,000

Central Office	4,000,000		4,000,000
Agricultural Training Institute	108,493,000		108,493,000
Bureau of Plant Industry	10,139,000		10,139,000
Bureau of Soils and Water Management	17,283,000		17,283,000
Region I - Ilocos	26,934,000		26,934,000

Regional Field Unit - I	26,934,000		26,934,000
Cordillera Administrative Region (CAR)	24,876,000		24,876,000

Regional Field Unit - CAR	24,876,000		24,876,000
Region II - Cagayan Valley	5,468,000		5,468,000

Regional Field Unit - II	5,468,000		5,468,000

112	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region III - Central Luzon	16,374,000	400,000	16,774,000

Regional Field Unit - III	16,374,000	400,000	16,774,000
Region IVA - CALABARZON	64,152,000		64,152,000

Regional Field Unit - IVA	64,152,000		64,152,000
Region IVB - MIMAROPA	11,014,000		11,014,000

Regional Field Unit - IVB	11,014,000		11,014,000
Region V - Bicol	26,896,000	500,000	27,396,000

Regional Field Unit - V	26,896,000	500,000	27,396,000
Region VI - Western Visayas	14,439,000		14,439,000

Regional Field Unit - VI	14,439,000		14,439,000
Negros Island Region (NIR)	16,598,000		16,598,000

Regional Field Unit - NIR	16,598,000		16,598,000
Region VII - Central Visayas	24,179,000		24,179,000

Regional Field Unit - VII	24,179,000		24,179,000
Region VIII - Eastern Visayas	19,915,000		19,915,000

Regional Field Unit - VIII	19,915,000		19,915,000
Region IX - Zamboanga Peninsula	40,440,000		40,440,000

Philippine Rubber Research Institute	3,000,000		3,000,000
Regional Field Unit - IX	37,440,000		37,440,000
Region X - Northern Mindanao	14,846,000		14,846,000

Regional Field Unit - X	14,846,000		14,846,000
Region XI - Davao	30,941,000		30,941,000

Regional Field Unit - XI	30,941,000		30,941,000
Region XII - SOCCSKSARGEN	33,454,000		33,454,000

Regional Field Unit - XII	33,454,000		33,454,000
Region XIII - Caraga	7,994,000		7,994,000

Regional Field Unit - XIII	7,994,000		7,994,000
ESETS on the Promotion and Development of Organic Agriculture Program	293,720,000		293,720,000

JANUARY 5, 2026	OFFICIAL GAZETTE	113
DEPARTMENT OF AGRICULTURE

National Capital Region (NCR)	211,005,000	211,005,000

Agricultural Training Institute	210,005,000	210,005,000
Bureau of Plant Industry	1,000,000	1,000,000
Region I - Ilocos	3,100,000	3,100,000

Regional Field Unit - I	3,100,000	3,100,000
Cordillera Administrative Region (CAR)	4,600,000	4,600,000

Regional Field Unit - CAR	4,600,000	4,600,000
Region II - Cagayan Valley	4,600,000	4,600,000

Regional Field Unit - II	4,600,000	4,600,000
Region III - Central Luzon	4,600,000	4,600,000

Regional Field Unit - III	4,600,000	4,600,000
Region IVA - CALABARZON	4,600,000	4,600,000

Regional Field Unit - IVA	4,600,000	4,600,000
Region IVB - MIMAROPA	4,600,000	4,600,000

Regional Field Unit - IVB	4,600,000	4,600,000
Region V - Bicol	4,600,000	4,600,000

Regional Field Unit - V	4,600,000	4,600,000
Region VI - Western Visayas	3,940,000	3,940,000

Regional Field Unit - VI	3,940,000	3,940,000
Negros Island Region (NIR)	15,272,000	15,272,000

Regional Field Unit - NIR	15,272,000	15,272,000
Region VII - Central Visayas	6,600,000	6,600,000

Regional Field Unit - VII	6,600,000	6,600,000
Region VIII - Eastern Visayas	3,785,000	3,785,000

Regional Field Unit - VIII	3,785,000	3,785,000
Region IX - Zamboanga Peninsula	4,600,000	4,600,000

Regional Field Unit - IX	4,600,000	4,600,000
Region X - Northern Mindanao	4,600,000	4,600,000

Regional Field Unit - X	4,600,000	4,600,000

114	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region XI - Davao		4,018,000		4,018,000

Regional Field Unit - XI		4,018,000		4,018,000
Region XII - SOCCSKSARGEN		4,600,000		4,600,000

Regional Field Unit - XII		4,600,000		4,600,000
Region XIII - Caraga		4,600,000		4,600,000

Regional Field Unit - XIII		4,600,000		4,600,000
Other Extension Support, Education and Training Services Activities	289,189,000	624,366,000	14,450,000	928,005,000

National Capital Region (NCR)	285,395,000	621,366,000	14,450,000	921,211,000

Agricultural Training Institute	285,395,000	621,366,000	14,450,000	921,211,000
Region IX - Zamboanga Peninsula	3,794,000	3,000,000		6,794,000

Philippine Rubber Research Institute	3,794,000	3,000,000		6,794,000
ESETS on the Halal Food Industry Development Program		47,161,000	100,000	47,261,000

National Capital Region (NCR)		7,008,000		7,008,000

Central Office		5,008,000		5,008,000
Agricultural Training Institute		2,000,000		2,000,000
Region I - Ilocos		1,382,000		1,382,000

Regional Field Unit - I		1,382,000		1,382,000
Cordillera Administrative Region (CAR)		500,000		500,000

Regional Field Unit - CAR		500,000		500,000
Region II - Cagayan Valley		1,724,000		1,724,000

Regional Field Unit - II		1,724,000		1,724,000
Region III - Central Luzon		2,081,000		2,081,000

Regional Field Unit - III		2,081,000		2,081,000
Region IVA - CALABARZON		1,429,000		1,429,000

Regional Field Unit - IVA		1,429,000		1,429,000
Region IVB - MIMAROPA		110,000		110,000

Regional Field Unit - IVB		110,000		110,000

JANUARY 5, 2026	OFFICIAL GAZETTE	115
DEPARTMENT OF AGRICULTURE

Region V - Bicol	258,000		258,000

Regional Field Unit - V	258,000		258,000
Region VI - Western Visayas	246,000		246,000

Regional Field Unit - VI	246,000		246,000
Negros Island Region (NIR)	1,093,000		1,093,000

Regional Field Unit - NIR	1,093,000		1,093,000
Region VII - Central Visayas	1,672,000		1,672,000

Regional Field Unit - VII	1,672,000		1,672,000
Region VIII - Eastern Visayas	122,000		122,000

Regional Field Unit - VIII	122,000		122,000
Region IX - Zamboanga Peninsula	3,150,000		3,150,000

Regional Field Unit - IX	3,150,000		3,150,000
Region X - Northern Mindanao	3,600,000		3,600,000

Regional Field Unit - X	3,600,000		3,600,000
Region XI - Davao	18,448,000		18,448,000

Regional Field Unit - XI	18,448,000		18,448,000
Region XII - SOCCSKSARGEN	2,498,000	100,000	2,598,000

Regional Field Unit - XII	2,498,000	100,000	2,598,000
Region XIII - Caraga	1,840,000		1,840,000

Regional Field Unit - XIII	1,840,000		1,840,000
ESETS on the National Urban and Peri-Urban Agriculture Program	71,318,000	485,000	71,803,000

National Capital Region (NCR)	43,703,000		43,703,000

Agricultural Training Institute	38,523,000		38,523,000
Bureau of Plant Industry	5,180,000		5,180,000
Region I - Ilocos	1,162,000		1,162,000

Regional Field Unit - I	1,162,000		1,162,000
Cordillera Administrative Region (CAR)	3,165,000		3,165,000

Regional Field Unit - CAR	3,165,000		3,165,000

116	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region III - Central Luzon		651,000		651,000

Regional Field Unit - III		651,000		651,000
Region IVA - CALABARZON		3,244,000		3,244,000

Regional Field Unit - IVA		3,244,000		3,244,000
Region IVB - MIMAROPA		1,937,000		1,937,000

Regional Field Unit - IVB		1,937,000		1,937,000
Region VI - Western Visayas		2,809,000		2,809,000

Regional Field Unit - VI		2,809,000		2,809,000
Negros Island Region (NIR)		675,000		675,000

Regional Field Unit - NIR		675,000		675,000
Region VII - Central Visayas		1,379,000		1,379,000

Regional Field Unit - VII		1,379,000		1,379,000
Region VIII - Eastern Visayas		2,712,000		2,712,000

Regional Field Unit - VIII		2,712,000		2,712,000
Region IX - Zamboanga Peninsula		2,401,000		2,401,000

Regional Field Unit - IX		2,401,000		2,401,000
Region X - Northern Mindanao		969,000		969,000

Regional Field Unit - X		969,000		969,000
Region XI - Davao		2,906,000	291,000	3,197,000

Regional Field Unit - XI		2,906,000	291,000	3,197,000
Region XII - SOCCSKSARGEN		2,780,000		2,780,000

Regional Field Unit - XII		2,780,000		2,780,000
Region XIII - Caraga		825,000	194,000	1,019,000

Regional Field Unit - XIII		825,000	194,000	1,019,000
RESEARCH AND DEVELOPMENT (R&D) SUB-PROGRAM	717,280,000	1,681,155,000	90,980,000	2,489,415,000

R&D on the National Rice Program		803,295,000	90,860,000	894,155,000

National Capital Region (NCR)		543,571,000	67,107,000	610,678,000

Central Office		495,571,000		495,571,000

JANUARY 5, 2026	OFFICIAL GAZETTE	117
DEPARTMENT OF AGRICULTURE

Bureau of Agricultural Research	48,000,000	67,107,000	115,107,000
Region I - Ilocos	16,291,000	20,873,000	37,164,000

Regional Field Unit - I	16,291,000	20,873,000	37,164,000
Cordillera Administrative Region (CAR)	12,703,000	1,050,000	13,753,000

Regional Field Unit - CAR	12,703,000	1,050,000	13,753,000
Region II - Cagayan Valley	37,362,000	150,000	37,512,000

Regional Field Unit - II	37,362,000	150,000	37,512,000
Region III - Central Luzon	78,965,000	1,400,000	80,365,000

Regional Field Unit - III	78,965,000	1,400,000	80,365,000
Region IVA - CALABARZON	7,398,000		7,398,000

Regional Field Unit - IVA	7,398,000		7,398,000
Region IVB - MIMAROPA	8,235,000		8,235,000

Regional Field Unit - IVB	8,235,000		8,235,000
Region V - Bicol	13,596,000		13,596,000

Regional Field Unit - V	13,596,000		13,596,000
Region VI - Western Visayas	22,926,000		22,926,000

Regional Field Unit - VI	22,926,000		22,926,000
Negros Island Region (NIR)	6,615,000		6,615,000

Regional Field Unit - NIR	6,615,000		6,615,000
Region VII - Central Visayas	6,891,000	180,000	7,071,000

Regional Field Unit - VII	6,891,000	180,000	7,071,000
Region VIII - Eastern Visayas	5,651,000	100,000	5,751,000

Regional Field Unit - VIII	5,651,000	100,000	5,751,000
Region IX - Zamboanga Peninsula	13,310,000		13,310,000

Regional Field Unit - IX	13,310,000		13,310,000
Region X - Northern Mindanao	7,971,000		7,971,000

Regional Field Unit - X	7,971,000		7,971,000
Region XI - Davao	4,820,000		4,820,000

Regional Field Unit - XI	4,820,000		4,820,000

118	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region XII - SOCCSKSARGEN	7,973,000		7,973,000

Regional Field Unit - XII	7,973,000		7,973,000
Region XIII - Caraga	9,017,000		9,017,000

Regional Field Unit - XIII	9,017,000		9,017,000
R&D on the National Livestock Program	60,000,000		60,000,000

National Capital Region (NCR)	60,000,000		60,000,000

Bureau of Agricultural Research	60,000,000		60,000,000
R&D on the National Corn Program	171,660,000	120,000	171,780,000

National Capital Region (NCR)	92,616,000		92,616,000

Bureau of Agricultural Research	73,909,000		73,909,000
Bureau of Plant Industry	6,750,000		6,750,000
Bureau of Soils and Water Management	11,957,000		11,957,000
Region I - Ilocos	6,750,000		6,750,000

Regional Field Unit - I	6,750,000		6,750,000
Cordillera Administrative Region (CAR)	2,296,000		2,296,000

Regional Field Unit - CAR	2,296,000		2,296,000
Region II - Cagayan Valley	7,000,000		7,000,000

Regional Field Unit - II	7,000,000		7,000,000
Region III - Central Luzon	1,000,000		1,000,000

Regional Field Unit - III	1,000,000		1,000,000
Region IVA - CALABARZON	6,053,000	120,000	6,173,000

Regional Field Unit - IVA	6,053,000	120,000	6,173,000
Region IVB - MIMAROPA	2,550,000		2,550,000

Regional Field Unit - IVB	2,550,000		2,550,000
Region V - Bicol	11,778,000		11,778,000

Regional Field Unit - V	11,778,000		11,778,000
Region VI - Western Visayas	11,920,000		11,920,000

Regional Field Unit - VI	11,920,000		11,920,000

JANUARY 5, 2026	OFFICIAL GAZETTE	119
DEPARTMENT OF AGRICULTURE

Region VII - Central Visayas		1,000,000	1,000,000

Regional Field Unit - VII		1,000,000	1,000,000
Region VIII - Eastern Visayas		6,874,000	6,874,000

Regional Field Unit - VIII		6,874,000	6,874,000
Region IX - Zamboanga Peninsula		600,000	600,000

Regional Field Unit - IX		600,000	600,000
Region X - Northern Mindanao		2,159,000	2,159,000

Regional Field Unit - X		2,159,000	2,159,000
Region XI - Davao		6,000,000	6,000,000

Regional Field Unit - XI		6,000,000	6,000,000
Region XII - SOCCSKSARGEN		4,850,000	4,850,000

Regional Field Unit - XII		4,850,000	4,850,000
Region XIII - Caraga		8,214,000	8,214,000

Regional Field Unit - XIII		8,214,000	8,214,000
R&D on the National High-Value Crops Development Program		82,272,000	82,272,000

National Capital Region (NCR)		74,038,000	74,038,000

Bureau of Agricultural Research		74,038,000	74,038,000
Region IX - Zamboanga Peninsula		8,234,000	8,234,000

Philippine Rubber Research Institute		8,234,000	8,234,000
R&D on the Promotion and Development of Organic Agriculture Program		55,000,000	55,000,000

National Capital Region (NCR)		55,000,000	55,000,000

Bureau of Agricultural Research		55,000,000	55,000,000
Other Research and Development Activities	717,280,000	508,928,000	1,226,208,000

National Capital Region (NCR)	236,519,000	474,164,000	710,683,000

Bureau of Agricultural Research		412,436,000	412,436,000
Bureau of Animal Industry	128,389,000	7,363,000	135,752,000
Bureau of Plant Industry	108,130,000	17,600,000	125,730,000
Bureau of Soils and Water Management		36,765,000	36,765,000

120	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region I - Ilocos	32,100,000	4,100,000		36,200,000

Regional Field Unit - I	32,100,000	4,100,000		36,200,000
Cordillera Administrative Region (CAR)	20,524,000	480,000		21,004,000

Regional Field Unit - CAR	20,524,000	480,000		21,004,000
Region II - Cagayan Valley	59,841,000	2,230,000		62,071,000

Regional Field Unit - II	59,841,000	2,230,000		62,071,000
Region III - Central Luzon	29,271,000	5,066,000		34,337,000

Regional Field Unit - III	29,271,000	5,066,000		34,337,000
Region IVA - CALABARZON	40,062,000	566,000		40,628,000

Regional Field Unit - IVA	40,062,000	566,000		40,628,000
Region IVB - MIMAROPA	33,078,000	6,148,000		39,226,000

Regional Field Unit - IVB	33,078,000	6,148,000		39,226,000
Region V - Bicol	34,433,000	2,522,000		36,955,000

Regional Field Unit - V	34,433,000	2,522,000		36,955,000
Region VI - Western Visayas	51,807,000	1,756,000		53,563,000

Regional Field Unit - VI	51,807,000	1,756,000		53,563,000
Region VII - Central Visayas	59,305,000	1,667,000		60,972,000

Regional Field Unit - VII	59,305,000	1,667,000		60,972,000
Region VIII - Eastern Visayas	38,013,000	915,000		38,928,000

Regional Field Unit - VIII	38,013,000	915,000		38,928,000
Region IX - Zamboanga Peninsula	16,022,000	6,691,000		22,713,000

Philippine Rubber Research Institute	16,022,000	6,691,000		22,713,000
Region XII - SOCCSKSARGEN	36,073,000	2,293,000		38,366,000

Regional Field Unit - XII	36,073,000	2,293,000		38,366,000
Region XIII - Caraga	30,232,000	330,000		30,562,000

Regional Field Unit - XIII	30,232,000	330,000		30,562,000
AGRICULTURAL MACHINERY, EQUIPMENT, FACILITIES AND INFRASTRUCTURES PROGRAM	22,846,000	538,942,000	3,946,457,000	4,508,245,000

AGRICULTURAL MACHINERY, EQUIPMENT, AND FACILITIES SUPPORT SERVICES SUB-PROGRAM		218,397,000	3,274,673,000	3,493,070,000

JANUARY 5, 2026	OFFICIAL GAZETTE	121
DEPARTMENT OF AGRICULTURE

Provision of Agricultural Equipment and Facilities (PAEF) on the National Rice Program		479,100,000	479,100,000

Region I - Ilocos		22,500,000	22,500,000

Regional Field Unit - I		22,500,000	22,500,000
Region II - Cagayan Valley		306,000,000	306,000,000

Regional Field Unit - II		306,000,000	306,000,000
Region V - Bicol		84,100,000	84,100,000

Regional Field Unit - V		84,100,000	84,100,000
Region VIII - Eastern Visayas		6,500,000	6,500,000

Regional Field Unit - VIII		6,500,000	6,500,000
Region XII - SOCCSKSARGEN		60,000,000	60,000,000

Regional Field Unit - XII		60,000,000	60,000,000
PAEF on the National Livestock Program	25,807,000	283,745,000	309,552,000

National Capital Region (NCR)	2,479,000		2,479,000

Bureau of Animal Industry	2,479,000		2,479,000
Region I - Ilocos		15,400,000	15,400,000

Regional Field Unit - I		15,400,000	15,400,000
Cordillera Administrative Region (CAR)	900,000	24,000,000	24,900,000

Regional Field Unit - CAR	900,000	24,000,000	24,900,000
Region II - Cagayan Valley		10,000,000	10,000,000

Regional Field Unit - II		10,000,000	10,000,000
Region IVB - MIMAROPA	1,200,000	17,190,000	18,390,000

Regional Field Unit - IVB	1,200,000	17,190,000	18,390,000
Region V - Bicol		3,900,000	3,900,000

Regional Field Unit - V		3,900,000	3,900,000
Region VI - Western Visayas		54,870,000	54,870,000

Regional Field Unit - VI		54,870,000	54,870,000
Region VII - Central Visayas	1,325,000	20,380,000	21,705,000

Regional Field Unit - VII	1,325,000	20,380,000	21,705,000

122	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region VIII - Eastern Visayas	8,810,000	4,305,000	13,115,000

Regional Field Unit - VIII	8,810,000	4,305,000	13,115,000
Region IX - Zamboanga Peninsula		36,510,000	36,510,000

Regional Field Unit - IX		36,510,000	36,510,000
Region X - Northern Mindanao		35,350,000	35,350,000

Regional Field Unit - X		35,350,000	35,350,000
Region XI - Davao	11,000,000		11,000,000

Regional Field Unit - XI	11,000,000		11,000,000
Region XII - SOCCSKSARGEN		19,000,000	19,000,000

Regional Field Unit - XII		19,000,000	19,000,000
Region XIII - Caraga	93,000	42,840,000	42,933,000

Regional Field Unit - XIII	93,000	42,840,000	42,933,000
PAEF on the National Corn Program		1,284,235,000	1,284,235,000

Region I - Ilocos		72,860,000	72,860,000

Regional Field Unit - I		72,860,000	72,860,000
Cordillera Administrative Region (CAR)		99,440,000	99,440,000

Regional Field Unit - CAR		99,440,000	99,440,000
Region II - Cagayan Valley		178,900,000	178,900,000

Regional Field Unit - II		178,900,000	178,900,000
Region III - Central Luzon		137,875,000	137,875,000

Regional Field Unit - III		137,875,000	137,875,000
Region IVA - CALABARZON		44,400,000	44,400,000

Regional Field Unit - IVA		44,400,000	44,400,000
Region IVB - MIMAROPA		62,390,000	62,390,000

Regional Field Unit - IVB		62,390,000	62,390,000
Region V - Bicol		74,050,000	74,050,000

Regional Field Unit - V		74,050,000	74,050,000
Region VI - Western Visayas		58,050,000	58,050,000

Regional Field Unit - VI		58,050,000	58,050,000

JANUARY 5, 2026	OFFICIAL GAZETTE	123
DEPARTMENT OF AGRICULTURE

Negros Island Region (NIR)		6,250,000	6,250,000

Regional Field Unit - NIR		6,250,000	6,250,000
Region VII - Central Visayas		9,300,000	9,300,000

Regional Field Unit - VII		9,300,000	9,300,000
Region VIII - Eastern Visayas		15,500,000	15,500,000

Regional Field Unit - VIII		15,500,000	15,500,000
Region IX - Zamboanga Peninsula		93,550,000	93,550,000

Regional Field Unit - IX		93,550,000	93,550,000
Region X - Northern Mindanao		153,900,000	153,900,000

Regional Field Unit - X		153,900,000	153,900,000
Region XI - Davao		91,550,000	91,550,000

Regional Field Unit - XI		91,550,000	91,550,000
Region XII - SOCCSKSARGEN		102,550,000	102,550,000

Regional Field Unit - XII		102,550,000	102,550,000
Region XIII - Caraga		83,670,000	83,670,000

Regional Field Unit - XIII		83,670,000	83,670,000
PAEF on the National High-Value Crops Development Program	150,171,000	717,220,000	867,391,000

Region I - Ilocos		36,600,000	36,600,000

Regional Field Unit - I		36,600,000	36,600,000
Cordillera Administrative Region (CAR)	13,550,000	83,250,000	96,800,000

Regional Field Unit - CAR	13,550,000	83,250,000	96,800,000
Region II - Cagayan Valley	49,100,000	48,600,000	97,700,000

Regional Field Unit - II	49,100,000	48,600,000	97,700,000
Region III - Central Luzon	8,000,000	35,100,000	43,100,000

Regional Field Unit - III	8,000,000	35,100,000	43,100,000
Region IVA - CALABARZON	600,000	92,500,000	93,100,000

Regional Field Unit - IVA	600,000	92,500,000	93,100,000
Region IVB - MIMAROPA	1,500,000	35,100,000	36,600,000

Regional Field Unit - IVB	1,500,000	35,100,000	36,600,000

124	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region V - Bicol	1,686,000	58,820,000	60,506,000

Regional Field Unit - V	1,686,000	58,820,000	60,506,000
Region VI - Western Visayas	525,000	38,550,000	39,075,000

Regional Field Unit - VI	525,000	38,550,000	39,075,000
Negros Island Region (NIR)	635,000	10,950,000	11,585,000

Regional Field Unit - NIR	635,000	10,950,000	11,585,000
Region VII - Central Visayas	590,000	23,950,000	24,540,000

Regional Field Unit - VII	590,000	23,950,000	24,540,000
Region VIII - Eastern Visayas	1,100,000	77,500,000	78,600,000

Regional Field Unit - VIII	1,100,000	77,500,000	78,600,000
Region IX - Zamboanga Peninsula	3,965,000	44,800,000	48,765,000

Regional Field Unit - IX	3,965,000	44,800,000	48,765,000
Region X - Northern Mindanao	3,000,000	38,200,000	41,200,000

Regional Field Unit - X	3,000,000	38,200,000	41,200,000
Region XI - Davao	13,920,000	21,100,000	35,020,000

Regional Field Unit - XI	13,920,000	21,100,000	35,020,000
Region XII - SOCCSKSARGEN	52,000,000	47,000,000	99,000,000

Regional Field Unit - XII	52,000,000	47,000,000	99,000,000
Region XIII - Caraga		25,200,000	25,200,000

Regional Field Unit - XIII		25,200,000	25,200,000
PAEF on the Promotion and Development of Organic Agriculture Program	540,000	351,540,000	352,080,000

National Capital Region (NCR)		281,000,000	281,000,000

Bureau of Soils and Water Management		281,000,000	281,000,000
Cordillera Administrative Region (CAR)		5,000,000	5,000,000

Regional Field Unit - CAR		5,000,000	5,000,000
Region III - Central Luzon		1,000,000	1,000,000

Regional Field Unit - III		1,000,000	1,000,000

JANUARY 5, 2026	OFFICIAL GAZETTE	125
DEPARTMENT OF AGRICULTURE

Region IVA - CALABARZON		13,800,000	13,800,000

Regional Field Unit - IVA		13,800,000	13,800,000
Region IVB - MIMAROPA		4,600,000	4,600,000

Regional Field Unit - IVB		4,600,000	4,600,000
Region V - Bicol	300,000	7,190,000	7,490,000

Regional Field Unit - V	300,000	7,190,000	7,490,000
Region VI - Western Visayas	30,000	7,570,000	7,600,000

Regional Field Unit - VI	30,000	7,570,000	7,600,000
Region VII - Central Visayas	210,000	1,900,000	2,110,000

Regional Field Unit - VII	210,000	1,900,000	2,110,000
Region VIII - Eastern Visayas		6,630,000	6,630,000

Regional Field Unit - VIII		6,630,000	6,630,000
Region IX - Zamboanga Peninsula		9,500,000	9,500,000

Regional Field Unit - IX		9,500,000	9,500,000
Region XI - Davao		3,500,000	3,500,000

Regional Field Unit - XI		3,500,000	3,500,000
Region XII - SOCCSKSARGEN		9,850,000	9,850,000

Regional Field Unit - XII		9,850,000	9,850,000
PAEF on the Halal Food Industry Development Program		14,420,000	14,420,000

Region IVA - CALABARZON		400,000	400,000

Regional Field Unit - IVA		400,000	400,000
Region IVB - MIMAROPA		1,810,000	1,810,000

Regional Field Unit - IVB		1,810,000	1,810,000
Region VIII - Eastern Visayas		600,000	600,000

Regional Field Unit - VIII		600,000	600,000
Region IX - Zamboanga Peninsula		4,400,000	4,400,000

Regional Field Unit - IX		4,400,000	4,400,000
Region X - Northern Mindanao		2,010,000	2,010,000

Regional Field Unit - X		2,010,000	2,010,000

126	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region XII - SOCCSKSARGEN		5,200,000	5,200,000

Regional Field Unit - XII		5,200,000	5,200,000
PAEF on the National Urban and Peri-Urban Agriculture Program	41,879,000	144,413,000	186,292,000

National Capital Region (NCR)	608,000	28,949,000	29,557,000

Bureau of Animal Industry	155,000	7,900,000	8,055,000
Bureau of Plant Industry	453,000	21,049,000	21,502,000
Region I - Ilocos	150,000	8,164,000	8,314,000

Regional Field Unit - I	150,000	8,164,000	8,314,000
Cordillera Administrative Region (CAR)	799,000	8,257,000	9,056,000

Regional Field Unit - CAR	799,000	8,257,000	9,056,000
Region II - Cagayan Valley	20,690,000	2,382,000	23,072,000

Regional Field Unit - II	20,690,000	2,382,000	23,072,000
Region III - Central Luzon		11,138,000	11,138,000

Regional Field Unit - III		11,138,000	11,138,000
Region IVB - MIMAROPA		8,232,000	8,232,000

Regional Field Unit - IVB		8,232,000	8,232,000
Region V - Bicol	1,365,000	13,482,000	14,847,000

Regional Field Unit - V	1,365,000	13,482,000	14,847,000
Region VI - Western Visayas	150,000	10,634,000	10,784,000

Regional Field Unit - VI	150,000	10,634,000	10,784,000
Negros Island Region (NIR)	1,200,000	3,000,000	4,200,000

Regional Field Unit - NIR	1,200,000	3,000,000	4,200,000
Region VII - Central Visayas	100,000	6,895,000	6,995,000

Regional Field Unit - VII	100,000	6,895,000	6,995,000
Region VIII - Eastern Visayas	58,000	11,638,000	11,696,000

Regional Field Unit - VIII	58,000	11,638,000	11,696,000
Region IX - Zamboanga Peninsula		6,973,000	6,973,000

Regional Field Unit - IX		6,973,000	6,973,000

JANUARY 5, 2026	OFFICIAL GAZETTE	127
DEPARTMENT OF AGRICULTURE

Region X - Northern Mindanao		2,615,000	6,538,000	9,153,000

Regional Field Unit - X		2,615,000	6,538,000	9,153,000
Region XI - Davao		4,943,000	5,782,000	10,725,000

Regional Field Unit - XI		4,943,000	5,782,000	10,725,000
Region XII - SOCCSKSARGEN			7,264,000	7,264,000

Regional Field Unit - XII			7,264,000	7,264,000
Region XIII - Caraga		9,201,000	5,085,000	14,286,000

Regional Field Unit - XIII		9,201,000	5,085,000	14,286,000
IRRIGATION NETWORK SERVICES (INS) SUB-PROGRAM	22,846,000	59,204,000	671,784,000	753,834,000

INS on the National Rice Program			464,214,000	464,214,000

Region I - Ilocos			86,410,000	86,410,000

Regional Field Unit - I			86,410,000	86,410,000
Cordillera Administrative Region (CAR)			22,100,000	22,100,000

Regional Field Unit - CAR			22,100,000	22,100,000
Region II - Cagayan Valley			6,700,000	6,700,000

Regional Field Unit - II			6,700,000	6,700,000
Region III - Central Luzon			10,530,000	10,530,000

Regional Field Unit - III			10,530,000	10,530,000
Region IVA - CALABARZON			128,900,000	128,900,000

Regional Field Unit - IVA			128,900,000	128,900,000
Region IVB - MIMAROPA			12,050,000	12,050,000

Regional Field Unit - IVB			12,050,000	12,050,000
Region V - Bicol			89,000,000	89,000,000

Regional Field Unit - V			89,000,000	89,000,000
Region VI - Western Visayas			26,739,000	26,739,000

Regional Field Unit - VI			26,739,000	26,739,000
Negros Island Region (NIR)			10,530,000	10,530,000

Regional Field Unit - NIR			10,530,000	10,530,000

128	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region VII - Central Visayas	1,730,000	1,730,000

Regional Field Unit - VII	1,730,000	1,730,000
Region VIII - Eastern Visayas	9,300,000	9,300,000

Regional Field Unit - VIII	9,300,000	9,300,000
Region IX - Zamboanga Peninsula	24,325,000	24,325,000

Regional Field Unit - IX	24,325,000	24,325,000
Region X - Northern Mindanao	20,200,000	20,200,000

Regional Field Unit - X	20,200,000	20,200,000
Region XII - SOCCSKSARGEN	15,700,000	15,700,000

Regional Field Unit - XII	15,700,000	15,700,000
INS on the National Corn Program	98,600,000	98,600,000

Region I - Ilocos	31,290,000	31,290,000

Regional Field Unit - I	31,290,000	31,290,000
Cordillera Administrative Region (CAR)	12,000,000	12,000,000

Regional Field Unit - CAR	12,000,000	12,000,000
Region II - Cagayan Valley	25,000,000	25,000,000

Regional Field Unit - II	25,000,000	25,000,000
Region III - Central Luzon	9,500,000	9,500,000

Regional Field Unit - III	9,500,000	9,500,000
Region IVA - CALABARZON	1,200,000	1,200,000

Regional Field Unit - IVA	1,200,000	1,200,000
Region IVB - MIMAROPA	15,500,000	15,500,000

Regional Field Unit - IVB	15,500,000	15,500,000
Region V - Bicol	1,300,000	1,300,000

Regional Field Unit - V	1,300,000	1,300,000
Region VI - Western Visayas	660,000	660,000

Regional Field Unit - VI	660,000	660,000
Region IX - Zamboanga Peninsula	1,150,000	1,150,000

Regional Field Unit - IX	1,150,000	1,150,000

JANUARY 5, 2026	OFFICIAL GAZETTE	129
DEPARTMENT OF AGRICULTURE

Region X - Northern Mindanao		1,000,000	1,000,000

Regional Field Unit - X		1,000,000	1,000,000
INS on the National High-Value Crops Development Program	18,300,000	90,480,000	108,780,000

Region I - Ilocos		12,750,000	12,750,000

Regional Field Unit - I		12,750,000	12,750,000
Cordillera Administrative Region (CAR)	7,800,000	16,600,000	24,400,000

Regional Field Unit - CAR	7,800,000	16,600,000	24,400,000
Region II - Cagayan Valley		2,800,000	2,800,000

Regional Field Unit - II		2,800,000	2,800,000
Region III - Central Luzon		19,005,000	19,005,000

Regional Field Unit - III		19,005,000	19,005,000
Region IVA - CALABARZON		6,000,000	6,000,000

Regional Field Unit - IVA		6,000,000	6,000,000
Region IVB - MIMAROPA		2,820,000	2,820,000

Regional Field Unit - IVB		2,820,000	2,820,000
Region V - Bicol		4,310,000	4,310,000

Regional Field Unit - V		4,310,000	4,310,000
Region VI - Western Visayas		4,830,000	4,830,000

Regional Field Unit - VI		4,830,000	4,830,000
Negros Island Region (NIR)		1,105,000	1,105,000

Regional Field Unit - NIR		1,105,000	1,105,000
Region VIII - Eastern Visayas		3,300,000	3,300,000

Regional Field Unit - VIII		3,300,000	3,300,000
Region IX - Zamboanga Peninsula		11,000,000	11,000,000

Regional Field Unit - IX		11,000,000	11,000,000
Region XI - Davao		1,500,000	1,500,000

Regional Field Unit - XI		1,500,000	1,500,000
Region XII - SOCCSKSARGEN	10,500,000	1,200,000	11,700,000

Regional Field Unit - XII	10,500,000	1,200,000	11,700,000

130	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region XIII - Caraga			3,260,000	3,260,000

Regional Field Unit - XIII			3,260,000	3,260,000
Other Water Resources Projects	22,846,000	40,904,000		63,750,000

National Capital Region (NCR)	22,846,000	40,904,000		63,750,000

Bureau of Soils and Water Management	22,846,000	40,904,000		63,750,000
INS on the Promotion and Development of Organic Agriculture			18,490,000	18,490,000

Cordillera Administrative Region (CAR)			2,240,000	2,240,000

Regional Field Unit - CAR			2,240,000	2,240,000
Region IVA - CALABARZON			4,800,000	4,800,000

Regional Field Unit - IVA			4,800,000	4,800,000
Region IVB - MIMAROPA			1,000,000	1,000,000

Regional Field Unit - IVB			1,000,000	1,000,000
Region V - Bicol			7,000,000	7,000,000

Regional Field Unit - V			7,000,000	7,000,000
Negros Island Region (NIR)			750,000	750,000

Regional Field Unit - NIR			750,000	750,000
Region XII - SOCCSKSARGEN			2,700,000	2,700,000

Regional Field Unit - XII			2,700,000	2,700,000
FARM-TO-MARKET ROADS (FMR) SUB-PROGRAM		261,341,000		261,341,000

Farm-to-Market Road (FMR) Network Planning and Monitoring Services		261,341,000		261,341,000

National Capital Region (NCR)		190,241,000		190,241,000

Bureau of Agricultural and Fisheries Engineering		190,241,000		190,241,000
Region I - Ilocos		4,900,000		4,900,000

Regional Field Unit - I		4,900,000		4,900,000
Cordillera Administrative Region (CAR)		4,500,000		4,500,000

Regional Field Unit - CAR		4,500,000		4,500,000
Region II - Cagayan Valley		5,500,000		5,500,000

Regional Field Unit - II		5,500,000		5,500,000

JANUARY 5, 2026	OFFICIAL GAZETTE	131
DEPARTMENT OF AGRICULTURE

Region III - Central Luzon		5,700,000	5,700,000

Regional Field Unit - III		5,700,000	5,700,000
Region IVA - CALABARZON		6,900,000	6,900,000

Regional Field Unit - IVA		6,900,000	6,900,000
Region IVB - MIMAROPA		3,700,000	3,700,000

Regional Field Unit - IVB		3,700,000	3,700,000
Region V - Bicol		4,800,000	4,800,000

Regional Field Unit - V		4,800,000	4,800,000
Region VI - Western Visayas		4,584,000	4,584,000

Regional Field Unit - VI		4,584,000	4,584,000
Negros Island Region (NIR)		3,366,000	3,366,000

Regional Field Unit - NIR		3,366,000	3,366,000
Region VII - Central Visayas		2,450,000	2,450,000

Regional Field Unit - VII		2,450,000	2,450,000
Region VIII - Eastern Visayas		4,200,000	4,200,000

Regional Field Unit - VIII		4,200,000	4,200,000
Region IX - Zamboanga Peninsula		4,000,000	4,000,000

Regional Field Unit - IX		4,000,000	4,000,000
Region X - Northern Mindanao		4,400,000	4,400,000

Regional Field Unit - X		4,400,000	4,400,000
Region XI - Davao		4,300,000	4,300,000

Regional Field Unit - XI		4,300,000	4,300,000
Region XII - SOCCSKSARGEN		3,700,000	3,700,000

Regional Field Unit - XII		3,700,000	3,700,000
Region XIII - Caraga		4,100,000	4,100,000

Regional Field Unit - XIII		4,100,000	4,100,000
AGRICULTURE AND FISHERY POLICY PROGRAM	13,584,000	13,084,000	26,668,000

Formulation, Monitoring and Evaluation of Agricultural and Fishery Policies, Plans and Programs	13,584,000	13,084,000	26,668,000

132	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

National Capital Region (NCR)	13,584,000	13,084,000		26,668,000

Central Office	13,584,000	13,084,000		26,668,000
AGRICULTURE AND FISHERY REGULATORY SUPPORT PROGRAM	439,836,000	981,695,000	291,916,000	1,713,447,000

Agriculture and Fishery Product Standards	27,048,000	35,803,000		62,851,000

National Capital Region (NCR)	27,048,000	35,803,000		62,851,000

Central Office	27,048,000	35,803,000		62,851,000
Quarantine Services	412,788,000	429,122,000	41,894,000	883,804,000

National Capital Region (NCR)	412,788,000	429,122,000	41,894,000	883,804,000

Bureau of Animal Industry	219,910,000	378,134,000	35,000,000	633,044,000
Bureau of Plant Industry	192,878,000	50,988,000	6,894,000	250,760,000
Quality Control and Inspection and Issuance of Regulatory Documents		516,770,000	250,022,000	766,792,000

National Capital Region (NCR)		375,797,000	249,722,000	625,519,000

Central Office		8,453,000		8,453,000
Bureau of Agricultural and Fisheries Engineering		10,463,000		10,463,000
Bureau of Animal Industry		133,459,000	222,222,000	355,681,000
Bureau of Plant Industry		218,422,000	27,500,000	245,922,000
Bureau of Soils and Water Management		5,000,000		5,000,000
Region I - Ilocos		8,922,000		8,922,000

Regional Field Unit - I		8,922,000		8,922,000
Cordillera Administrative Region (CAR)		15,984,000		15,984,000

Regional Field Unit - CAR		15,984,000		15,984,000
Region II - Cagayan Valley		9,787,000		9,787,000

Regional Field Unit - II		9,787,000		9,787,000
Region III - Central Luzon		8,953,000		8,953,000

Regional Field Unit - III		8,953,000		8,953,000
Region IVA - CALABARZON		9,835,000		9,835,000

Regional Field Unit - IVA		9,835,000		9,835,000

JANUARY 5, 2026	OFFICIAL GAZETTE	133
DEPARTMENT OF AGRICULTURE

Region IVB - MIMAROPA		8,272,000		8,272,000

Regional Field Unit - IVB		8,272,000		8,272,000
Region V - Bicol		11,341,000		11,341,000

Regional Field Unit - V		11,341,000		11,341,000
Region VI - Western Visayas		8,632,000		8,632,000

Regional Field Unit - VI		8,632,000		8,632,000
Region VII - Central Visayas		8,388,000		8,388,000

Regional Field Unit - VII		8,388,000		8,388,000
Region VIII - Eastern Visayas		8,220,000		8,220,000

Regional Field Unit - VIII		8,220,000		8,220,000
Region IX - Zamboanga Peninsula		9,490,000		9,490,000

Regional Field Unit - IX		9,490,000		9,490,000
Region X - Northern Mindanao		9,106,000		9,106,000

Regional Field Unit - X		9,106,000		9,106,000
Region XI - Davao		9,204,000		9,204,000

Regional Field Unit - XI		9,204,000		9,204,000
Region XII - SOCCSKSARGEN		7,110,000	300,000	7,410,000

Regional Field Unit - XII		7,110,000	300,000	7,410,000
Region XIII - Caraga		7,729,000		7,729,000

Regional Field Unit - XIII		7,729,000		7,729,000

Sub-total, Operations	1,634,820,000	40,948,216,000	7,078,961,000	49,661,997,000

Total, Regular Programs	4,846,154,000	47,067,730,000	9,008,720,000	60,922,604,000

PROJECTS
Locally-Funded Project(s)
Repair/Rehabilitation and Construction of Farm-to-Market Roads in Designated Key Production Areas			33,009,763,000	33,009,763,000

Region I - Ilocos			1,843,400,000	1,843,400,000

Regional Field Unit - I			1,843,400,000	1,843,400,000

134	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Cordillera Administrative Region (CAR)	939,650,000	939,650,000

Regional Field Unit - CAR	939,650,000	939,650,000
Region II - Cagayan Valley	3,782,600,000	3,782,600,000

Regional Field Unit - II	3,782,600,000	3,782,600,000
Region III - Central Luzon	4,891,150,000	4,891,150,000

Regional Field Unit - III	4,891,150,000	4,891,150,000
Region IVA - CALABARZON	2,651,852,000	2,651,852,000

Regional Field Unit - IVA	2,651,852,000	2,651,852,000
Region IVB - MIMAROPA	480,000,000	480,000,000

Regional Field Unit - IVB	480,000,000	480,000,000
Region V - Bicol	1,509,200,000	1,509,200,000

Regional Field Unit - V	1,509,200,000	1,509,200,000
Region VI - Western Visayas	1,426,500,000	1,426,500,000

Regional Field Unit - VI	1,426,500,000	1,426,500,000
Negros Island Region (NIR)	1,138,344,000	1,138,344,000

Regional Field Unit - NIR	1,138,344,000	1,138,344,000
Region VII - Central Visayas	1,308,712,000	1,308,712,000

Regional Field Unit - VII	1,308,712,000	1,308,712,000
Region VIII - Eastern Visayas	4,397,265,000	4,397,265,000

Regional Field Unit - VIII	4,397,265,000	4,397,265,000
Region IX - Zamboanga Peninsula	1,219,000,000	1,219,000,000

Regional Field Unit - IX	1,219,000,000	1,219,000,000
Region X - Northern Mindanao	1,560,400,000	1,560,400,000

Regional Field Unit - X	1,560,400,000	1,560,400,000
Region XI - Davao	1,495,000,000	1,495,000,000

Regional Field Unit - XI	1,495,000,000	1,495,000,000
Region XII - SOCCSKSARGEN	3,568,490,000	3,568,490,000

Regional Field Unit - XII	3,568,490,000	3,568,490,000

JANUARY 5, 2026	OFFICIAL GAZETTE	135
DEPARTMENT OF AGRICULTURE

Region XIII - Caraga		798,200,000	798,200,000

Regional Field Unit - XIII		798,200,000	798,200,000
Mainstreaming Climate Resilient Agriculture (CRA) in Regional Programs and Projects	172,961,000	177,039,000	350,000,000

Region I - Ilocos	5,410,000	14,590,000	20,000,000

Regional Field Unit - I	5,410,000	14,590,000	20,000,000
Cordillera Administrative Region (CAR)	9,620,000	5,380,000	15,000,000

Regional Field Unit - CAR	9,620,000	5,380,000	15,000,000
Region II - Cagayan Valley	9,835,000	30,165,000	40,000,000

Regional Field Unit - II	9,835,000	30,165,000	40,000,000
Region III - Central Luzon	9,810,000	8,190,000	18,000,000

Regional Field Unit - III	9,810,000	8,190,000	18,000,000
Region IVA - CALABARZON	12,387,000	7,613,000	20,000,000

Regional Field Unit - IVA	12,387,000	7,613,000	20,000,000
Region IVB - MIMAROPA	11,620,000	2,380,000	14,000,000

Regional Field Unit - IVB	11,620,000	2,380,000	14,000,000
Region V - Bicol	32,010,000	22,990,000	55,000,000

Regional Field Unit - V	32,010,000	22,990,000	55,000,000
Region VI - Western Visayas	7,050,000	17,950,000	25,000,000

Regional Field Unit - VI	7,050,000	17,950,000	25,000,000
Negros Island Region (NIR)	4,211,000	8,055,000	12,266,000

Regional Field Unit - NIR	4,211,000	8,055,000	12,266,000
Region VII - Central Visayas	5,944,000	5,790,000	11,734,000

Regional Field Unit - VII	5,944,000	5,790,000	11,734,000
Region VIII - Eastern Visayas	17,399,000	4,601,000	22,000,000

Regional Field Unit - VIII	17,399,000	4,601,000	22,000,000
Region IX - Zamboanga Peninsula	12,500,000	12,500,000	25,000,000

Regional Field Unit - IX	12,500,000	12,500,000	25,000,000

136	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region X - Northern Mindanao	9,685,000	10,315,000	20,000,000

Regional Field Unit - X	9,685,000	10,315,000	20,000,000
Region XI - Davao	10,950,000	5,050,000	16,000,000

Regional Field Unit - XI	10,950,000	5,050,000	16,000,000

Region XII - SOCCSKSARGEN	7,150,000	10,850,000	18,000,000

Regional Field Unit - XII	7,150,000	10,850,000	18,000,000
Region XIII - Caraga	7,380,000	10,620,000	18,000,000

Regional Field Unit - XIII	7,380,000	10,620,000	18,000,000
Kabuhayan at Kaunlaran ng Kababayang Katutubo (4Ks) Project	212,399,000	37,601,000	250,000,000

National Capital Region (NCR)	33,828,000	850,000	34,678,000

Central Office	33,828,000	850,000	34,678,000
Region I - Ilocos	8,500,000	2,880,000	11,380,000

Regional Field Unit - I	8,500,000	2,880,000	11,380,000
Cordillera Administrative Region (CAR)	21,911,000		21,911,000

Regional Field Unit - CAR	21,911,000		21,911,000
Region II - Cagayan Valley	14,692,000	5,870,000	20,562,000

Regional Field Unit - II	14,692,000	5,870,000	20,562,000
Region III - Central Luzon	15,234,000	1,000,000	16,234,000

Regional Field Unit - III	15,234,000	1,000,000	16,234,000
Region IVA - CALABARZON	13,151,000	3,271,000	16,422,000

Regional Field Unit - IVA	13,151,000	3,271,000	16,422,000
Region IVB - MIMAROPA	10,553,000	5,050,000	15,603,000

Regional Field Unit - IVB	10,553,000	5,050,000	15,603,000
Region V - Bicol	15,208,000	2,350,000	17,558,000

Regional Field Unit - V	15,208,000	2,350,000	17,558,000
Region VI - Western Visayas	11,352,000	1,480,000	12,832,000

Regional Field Unit - VI	11,352,000	1,480,000	12,832,000
Negros Island Region (NIR)	6,695,000	2,110,000	8,805,000

Regional Field Unit - NIR	6,695,000	2,110,000	8,805,000

JANUARY 5, 2026	OFFICIAL GAZETTE	137
DEPARTMENT OF AGRICULTURE

Region VII - Central Visayas	6,236,000	1,650,000	7,886,000

Regional Field Unit - VII	6,236,000	1,650,000	7,886,000
Region IX - Zamboanga Peninsula	16,350,000	350,000	16,700,000

Regional Field Unit - IX	16,350,000	350,000	16,700,000
Region X - Northern Mindanao	10,201,000	4,700,000	14,901,000

Regional Field Unit - X	10,201,000	4,700,000	14,901,000
Region XI - Davao	5,810,000	2,200,000	8,010,000

Regional Field Unit - XI	5,810,000	2,200,000	8,010,000
Region XII - SOCCSKSARGEN	6,888,000	2,760,000	9,648,000

Regional Field Unit - XII	6,888,000	2,760,000	9,648,000
Region XIII - Caraga	15,790,000	1,080,000	16,870,000

Regional Field Unit - XIII	15,790,000	1,080,000	16,870,000
Rice Competitiveness Enhancement Program	15,698,861,000	14,301,139,000	30,000,000,000

National Capital Region (NCR)	15,698,861,000	14,301,139,000	30,000,000,000

Central Office	15,698,861,000	14,301,139,000	30,000,000,000
Implementation of the KADIWA ni ANI at KITA Program	300,000,000		300,000,000

National Capital Region (NCR)	300,000,000		300,000,000

Central Office	300,000,000		300,000,000
National Soil Health Program	896,756,000	103,244,000	1,000,000,000

National Capital Region (NCR)	728,756,000	103,244,000	832,000,000

Bureau of Soils and Water Management	728,756,000	103,244,000	832,000,000
Region I - Ilocos	11,200,000		11,200,000

Regional Field Unit - I	11,200,000		11,200,000
Cordillera Administrative Region (CAR)	11,200,000		11,200,000

Regional Field Unit - CAR	11,200,000		11,200,000
Region II - Cagayan Valley	11,200,000		11,200,000

Regional Field Unit - II	11,200,000		11,200,000
Region III - Central Luzon	11,200,000		11,200,000

Regional Field Unit - III	11,200,000		11,200,000

138	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region IVA - CALABARZON	11,200,000		11,200,000

Regional Field Unit - IVA	11,200,000		11,200,000
Region IVB - MIMAROPA	11,200,000		11,200,000

Regional Field Unit - IVB	11,200,000		11,200,000
Region V - Bicol	11,200,000		11,200,000

Regional Field Unit - V	11,200,000		11,200,000
Region VI - Western Visayas	11,200,000		11,200,000

Regional Field Unit - VI	11,200,000		11,200,000
Region VII - Central Visayas	11,200,000		11,200,000

Regional Field Unit - VII	11,200,000		11,200,000
Region VIII - Eastern Visayas	11,200,000		11,200,000

Regional Field Unit - VIII	11,200,000		11,200,000
Region IX - Zamboanga Peninsula	11,200,000		11,200,000

Regional Field Unit - IX	11,200,000		11,200,000
Region X - Northern Mindanao	11,200,000		11,200,000

Regional Field Unit - X	11,200,000		11,200,000
Region XI - Davao	11,200,000		11,200,000

Regional Field Unit - XI	11,200,000		11,200,000
Region XII - SOCCSKSARGEN	11,200,000		11,200,000

Regional Field Unit - XII	11,200,000		11,200,000
Region XIII - Caraga	11,200,000		11,200,000

Regional Field Unit - XIII	11,200,000		11,200,000
Updating of the Registry System for Basic Sectors in Agriculture (RSBSA)	322,878,000	14,877,000	337,755,000

National Capital Region (NCR)	37,053,000	8,847,000	45,900,000

Central Office	37,053,000	8,847,000	45,900,000
Region I - Ilocos	18,590,000		18,590,000

Regional Field Unit - I	18,590,000		18,590,000
Cordillera Administrative Region (CAR)	15,276,000	507,000	15,783,000

Regional Field Unit - CAR	15,276,000	507,000	15,783,000

JANUARY 5, 2026	OFFICIAL GAZETTE	139
DEPARTMENT OF AGRICULTURE

Region II - Cagayan Valley	22,862,000	2,069,000	24,931,000

Regional Field Unit - II	22,862,000	2,069,000	24,931,000
Region III - Central Luzon	28,400,000		28,400,000

Regional Field Unit - III	28,400,000		28,400,000
Region IVA - CALABARZON	16,872,000	1,300,000	18,172,000

Regional Field Unit - IVA	16,872,000	1,300,000	18,172,000
Region IVB - MIMAROPA	19,012,000		19,012,000

Regional Field Unit - IVB	19,012,000		19,012,000
Region V - Bicol	16,471,000	1,000,000	17,471,000

Regional Field Unit - V	16,471,000	1,000,000	17,471,000
Region VI - Western Visayas	20,652,000		20,652,000

Regional Field Unit - VI	20,652,000		20,652,000
Negros Island Region (NIR)	7,759,000		7,759,000

Regional Field Unit - NIR	7,759,000		7,759,000
Region VII - Central Visayas	12,913,000		12,913,000

Regional Field Unit - VII	12,913,000		12,913,000
Region VIII - Eastern Visayas	23,207,000		23,207,000

Regional Field Unit - VIII	23,207,000		23,207,000
Region IX - Zamboanga Peninsula	15,232,000		15,232,000

Regional Field Unit - IX	15,232,000		15,232,000
Region X - Northern Mindanao	14,101,000	240,000	14,341,000

Regional Field Unit - X	14,101,000	240,000	14,341,000
Region XI - Davao	17,427,000	406,000	17,833,000

Regional Field Unit - XI	17,427,000	406,000	17,833,000
Region XII - SOCCSKSARGEN	17,675,000	508,000	18,183,000

Regional Field Unit - XII	17,675,000	508,000	18,183,000
Region XIII - Caraga	19,376,000		19,376,000

Regional Field Unit - XIII	19,376,000		19,376,000

140	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Special Area for Agricultural Development (SAAD) Phase 2	859,011,000	235,640,000	1,094,651,000

National Capital Region (NCR)	42,500,000		42,500,000

Central Office	42,500,000		42,500,000
Region I - Ilocos	27,540,000	10,010,000	37,550,000

Regional Field Unit - I	27,540,000	10,010,000	37,550,000
Cordillera Administrative Region (CAR)	61,391,000	16,273,000	77,664,000

Regional Field Unit - CAR	61,391,000	16,273,000	77,664,000
Region II - Cagayan Valley	31,500,000	12,000,000	43,500,000

Regional Field Unit - II	31,500,000	12,000,000	43,500,000
Region III - Central Luzon	35,454,000	16,650,000	52,104,000

Regional Field Unit - III	35,454,000	16,650,000	52,104,000
Region IVA - CALABARZON	34,594,000	5,000,000	39,594,000

Regional Field Unit - IVA	34,594,000	5,000,000	39,594,000
Region IVB - MIMAROPA	64,375,000	16,000,000	80,375,000

Regional Field Unit - IVB	64,375,000	16,000,000	80,375,000
Region V - Bicol	96,216,000	17,500,000	113,716,000

Regional Field Unit - V	96,216,000	17,500,000	113,716,000
Region VI - Western Visayas	37,731,000	12,840,000	50,571,000

Regional Field Unit - VI	37,731,000	12,840,000	50,571,000
Negros Island Region (NIR)	18,915,000	4,476,000	23,391,000

Regional Field Unit - NIR	18,915,000	4,476,000	23,391,000
Region VII - Central Visayas	60,198,000	15,971,000	76,169,000

Regional Field Unit - VII	60,198,000	15,971,000	76,169,000
Region VIII - Eastern Visayas	79,898,000	38,852,000	118,750,000

Regional Field Unit - VIII	79,898,000	38,852,000	118,750,000
Region IX - Zamboanga Peninsula	58,281,000	18,720,000	77,001,000

Regional Field Unit - IX	58,281,000	18,720,000	77,001,000
Region X - Northern Mindanao	63,395,000	. 11,000,000	74,395,000

Regional Field Unit - X	63,395,000	11,000,000	74,395,000

JANUARY 5, 2026	OFFICIAL GAZETTE	141
DEPARTMENT OF AGRICULTURE

Region XI - Davao	48,293,000	10,030,000	58,323,000

Regional Field Unit - XI	48,293,000	10,030,000	58,323,000
Region XII - SOCCSKSARGEN	50,574,000	20,483,000	71,057,000

Regional Field Unit - XII	50,574,000	20,483,000	71,057,000
Region XIII - Caraga	48,156,000	9,835,000	57,991,000

Regional Field Unit - XIII	48,156,000	9,835,000	57,991,000
Young Farmers Challenge Program	125,000,000		125,000,000

National Capital Region (NCR)	125,000,000		125,000,000

Central Office	125,000,000		125,000,000
Presidential Assistance to Farmers and Fisherfolk	10,000,000,000		10,000,000,000

National Capital Region (NCR)	10,000,000,000		10,000,000,000

Central Office	10,000,000,000		10,000,000,000
Digital Agriculture Project	334,956,000	190,022,000	524,978,000

National Capital Region (NCR)	153,875,000	179,886,000	333,761,000

Central Office	67,487,000	121,927,000	189,414,000
Bureau of Agricultural and Fisheries Engineering	11,388,000	43,300,000	54,688,000
Bureau of Plant Industry	25,000,000	5,000,000	30,000,000
Bureau of Soils and Water Management	50,000,000	9,659,000	59,659,000
Region I - Ilocos	8,975,000	386,000	9,361,000

Regional Field Unit - I	8,975,000	386,000	9,361,000
Cordillera Administrative Region (CAR)	8,823,000	386,000	9,209,000

Regional Field Unit - CAR	8,823,000	386,000	9,209,000
Region II - Cagayan Valley	10,426,000	386,000	10,812,000

Regional Field Unit - II	10,426,000	386,000	10,812,000
Region III - Central Luzon	10,410,000	386,000	10,796,000

Regional Field Unit - III	10,410,000	386,000	10,796,000
Region IVA - CALABARZON	13,858,000	4,346,000	18,204,000

Regional Field Unit - IVA	13,858,000	4,346,000	18,204,000

142	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region IVB - MIMAROPA	10,943,000	386,000	11,329,000

Regional Field Unit - IVB	10,943,000	386,000	11,329,000
Region V - Bicol	13,391,000	386,000	13,777,000

Regional Field Unit - V	13,391,000	386,000	13,777,000
Region VI - Western Visayas	12,944,000	386,000	13,330,000

Regional Field Unit - VI	12,944,000	386,000	13,330,000
Negros Island Region (NIR)	8,792,000	386,000	9,178,000

Regional Field Unit - NIR	8,792,000	386,000	9,178,000
Region VII - Central Visayas	8,863,000	386,000	9,249,000

Regional Field Unit - VII	8,863,000	386,000	9,249,000
Region VIII - Eastern Visayas	14,697,000	386,000	15,083,000

Regional Field Unit - VIII	14,697,000	386,000	15,083,000
Region IX - Zamboanga Peninsula	11,480,000	386,000	11,866,000

Regional Field Unit - IX	11,480,000	386,000	11,866,000

Region X – Northern Mindanao	12,232,000	386,000	12,618,000

Regional Field Unit - X	12,232,000	386,000	12,618,000
Region XI - Davao	12,685,000	386,000	13,071,000

Regional Field Unit - XI	12,685,000	386,000	13,071,000
Region XII - SOCCSKSARGEN	11,796,000	386,000	12,182,000

Regional Field Unit - XII	11,796,000	386,000	12,182,000
Region XIII - Caraga	10,766,000	386,000	11,152,000

Regional Field Unit - XIII	10,766,000	386,000	11,152,000
Cold Storage Expansion Project		1,222,000,000	1,222,000,000

National Capital Region (NCR)		1,222,000,000	1,222,000,000

Central Office		1,222,000,000	1,222,000,000
Development of Upland Irrigation Systems and Small Water Irrigation and Impounding Project	80,700,000	419,300,000	500,000,000

National Capital Region (NCR)	80,700,000	419,300,000	500,000,000

Bureau of Soils and Water Management	80,700,000	419,300,000	500,000,000

JANUARY 5, 2026	OFFICIAL GAZETTE	143
DEPARTMENT OF AGRICULTURE

Establishment of Agricultural Food Hub Project	2,625,000,000		2,625,000,000

National Capital Region (NCR)	2,625,000,000		2,625,000,000

Central Office	2,625,000,000		2,625,000,000
Rice for All Program	10,000,000,000		10,000,000,000

National Capital Region (NCR)	10,000,000,000		10,000,000,000

Central Office	10,000,000,000		10,000,000,000
Building Sustainable Agricultural and Fishery Enterprises (SAFE) through the Farmers and Fisherfolk Enterprise Development Program (FFEDP) under Republic Act No. 11321 or the “Sagip Saka Act”	161,315,000	338,685,000	500,000,000

National Capital Region (NCR)	57,885,000	69,395,000	127,280,000

Central Office	17,275,000	69,395,000	86,670,000
Agricultural Training Institute	20,610,000		20,610,000
Bureau of Agricultural Research	20,000,000		20,000,000
Region I - Ilocos	4,600,000	27,630,000	32,230,000

Regional Field Unit - I	4,600,000	27,630,000	32,230,000
Cordillera Administrative Region (CAR)	8,100,000	27,780,000	35,880,000

Regional Field Unit - CAR	8,100,000	27,780,000	35,880,000
Region II - Cagayan Valley	7,100,000	37,400,000	44,500,000

Regional Field Unit - II	7,100,000	37,400,000	44,500,000
Region III - Central Luzon	11,800,000	38,040,000	49,840,000

Regional Field Unit - III	11,800,000	38,040,000	49,840,000
Region IVA - CALABARZON	4,600,000	11,780,000	16,380,000

Regional Field Unit - IVA	4,600,000	11,780,000	16,380,000
Region IVB - MIMAROPA	6,400,000	17,640,000	24,040,000

Regional Field Unit - IVB	6,400,000	17,640,000	24,040,000
Region V - Bicol	6,600,000	15,350,000	21,950,000

Regional Field Unit - V	6,600,000	15,350,000	21,950,000
Region VI - Western Visayas	4,600,000	100,000	4,700,000

Regional Field Unit - VI	4,600,000	100,000	4,700,000

144	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Negros Island Region (NIR)	4,600,000	100,000	4,700,000

Regional Field Unit - NIR	4,600,000	100,000	4,700,000
Region VII - Central Visayas	4,600,000	100,000	4,700,000

Regional Field Unit - VII	4,600,000	100,000	4,700,000
Region VIII - Eastern Visayas	4,600,000	100,000	4,700,000

Regional Field Unit - VIII	4,600,000	100,000	4,700,000
Region IX - Zamboanga Peninsula	11,430,000	43,670,000	55,100,000

Regional Field Unit - IX	11,430,000	43,670,000	55,100,000
Region X - Northern Mindanao	4,600,000	100,000	4,700,000

Regional Field Unit - X	4,600,000	100,000	4,700,000
Region XI - Davao	7,600,000	16,300,000	23,900,000

Regional Field Unit - XI	7,600,000	16,300,000	23,900,000
Region XII - SOCCSKSARGEN	7,600,000	33,100,000	40,700,000

Regional Field Unit - XII	7,600,000	33,100,000	40,700,000
Region XIII - Caraga	4,600,000	100,000	4,700,000

Regional Field Unit - XIII	4,600,000	100,000	4,700,000
Bio-Security for Agriculture and Fishery Enforcement (BIO-SAFE) Project	236,800,000	763,200,000	1,000,000,000

National Capital Region (NCR)	236,800,000	763,200,000	1,000,000,000

Central Office	236,800,000	763,200,000	1,000,000,000
Animal Welfare Supervision and Accreditation Program	10,000,000		10,000,000

National Capital Region (NCR)	10,000,000		10,000,000

Bureau of Animal Industry	10,000,000		10,000,000

Sub-total, Locally-Funded Project(s)	42,036,637,000	50,812,510,000	92,849,147,000

Foreign-Assisted Project(s)
Mindanao Inclusive Agriculture Development Project (MIADP) IBRD Loan No. 9488-PH	596,120,000	1,190,792,000	1,786,912,000

National Capital Region (NCR)	596,120,000	1,190,792,000	1,786,912,000

Central Office	596,120,000	1,190,792,000	1,786,912,000

JANUARY 5, 2026	OFFICIAL GAZETTE	145
DEPARTMENT OF AGRICULTURE

Loan Proceeds				494,674,000		1,058,482,000		1,553,156,000
GOP Counterpart				101,446,000		132,310,000		233,756,000
Philippine Rural Development Project Scale-Up (PRDP-SU) IBRD Loan No. 9577-PH				2,506,947,000		7,475,710,000		9,982,657,000

National Capital Region (NCR)				2,506,947,000		7,475,710,000		9,982,657,000

Central Office				2,506,947,000		7,475,710,000		9,982,657,000

Loan Proceeds				1,947,158,000		6,597,352,000		8,544,510,000
GOP Counterpart				559,789,000		878,358,000		1,438,147,000

Sub-total, Foreign-Assisted Project(s)				3,103,067,000		8,666,502,000		11,769,569,000

Total, Project(s)				45,139,704,000		59,479,012,000		104,618,716,000

TOTAL NEW APPROPRIATIONS	₱	4,846,154,000	₱	92,207,434,000	₱	68,487,732,000	₱	165,541,320,000

New Appropriations by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	3,371,369

Total Permanent Positions	3,371,369

Other Compensation Common to All
Personnel Economic Relief Allowance	151,344
Representation Allowance	25,740
Transportation Allowance	25,530
Clothing and Uniform Allowance	44,142
Mid-Year Bonus - Civilian	280,942
Year End Bonus	280,942
Cash Gift	31,530
Productivity Enhancement Incentive	31,530
Step Increment	8,430

Total Other Compensation Common to All	880,130

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	22,032
Magna Carta for Science & Technology Personnel	271,295
Overseas Allowance	52,425

Total Other Compensation for Specific Groups	345,752

146	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Other Benefits
PAG-IBIG Contributions	15,137
PhilHealth Contributions	81,913
Employees Compensation Insurance Premiums	7,570
Loyalty Award - Civilian	4,245
Terminal Leave	140,038

Total Other Benefits	248,903

Total Personnel Services	4,846,154

Maintenance and Other Operating Expenses
Travelling Expenses	1,100,439
Training and Scholarship Expenses	4,332,121
Supplies and Materials Expenses	42,600,825
Utility Expenses	430,643
Communication Expenses	222,482
Awards/Rewards and Prizes	181,880
Survey, Research, Exploration and Development Expenses	800
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	9,536
Professional Services	4,740,764
General Services	425,264
Repairs and Maintenance	839,362
Financial Assistance/Subsidy	18,554,219
Taxes, Insurance Premiums and Other Fees	109,359
Labor and Wages	561,091
Other Maintenance and Operating Expenses
Advertising Expenses	140,881
Printing and Publication Expenses	127,417
Representation Expenses	435,099
Transportation and Delivery Expenses	12,706
Rent/Lease Expenses	259,395
Membership Dues and Contributions to Organizations	5,218
Subscription Expenses	149,003
Donations	14,233,408
Bank Transaction Fee	904
Other Maintenance and Operating Expenses	2,734,618

Total Maintenance and Other Operating Expenses	92,207,434

Total Current Operating Expenditures	97,053,588

Capital Outlays
Loans Outlay	2,100,000
Property, Plant and Equipment Outlay
Land Improvements Outlay	320,889
Infrastructure Outlay	44,079,785
Buildings and Other Structures	6,682,293
Machinery and Equipment Outlay	12,516,220
Transportation Equipment Outlay	640,134
Furniture, Fixtures and Books Outlay	65,831
Other Property Plant and Equipment Outlay	11,843
Biological Assets Outlay	2,046,649
Intangible Assets Outlay	24,088

JANUARY 5, 2026	OFFICIAL GAZETTE	147
DEPARTMENT OF AGRICULTURE

Total Capital Outlays	68,487,732

TOTAL NEW APPROPRIATIONS	165,541,320

B. AGRICULTURAL CREDIT POLICY COUNCIL

For general administration and support, and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	3,114,121,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	14,965,000	₱	17,598,000	₱		₱	32,563,000
Operations		31,846,000		49,712,000		3,000,000,000		3,081,558,000

AGRICULTURAL CREDIT PROGRAM		31,846,000		49,712,000		3,000,000,000		3,081,558,000

TOTAL NEW APPROPRIATIONS	₱	46,811,000	₱	67,310,000	₱	3,000,000,000	₱	3,114,121,000

Special Provision(s)

1. Agricultural Credit Facility. The amount of Three Billion Twenty Four Million Three Hundred Sixty Three Thousand Pesos (₱3,024,363,000) appropriated herein for Agro-Industry Modernization Credit and Financing Program Administration includes the amount of Three Billion Pesos (₱3,000,000,000) which shall be transferred to GFIs, cooperative banks, rural banks and viable non-government organizations, to be used exclusively for the establishment of a flexible credit facility for the benefit of small farmers and fisherfolk registered under the RSBSA, as an alternative to the rigid and stringent credit facilities usually provided by banks. For this purpose, the Agricultural Credit Policy Council (ACPC), in coordination with said GFIs and banks, shall formulate the guidelines for a streamlined and equitable access by the foregoing small farmers and fisherfolk to said credit facility.

2. Reporting and Posting Requirements. The ACPC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)	ACPC’s website.

The ACPC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support

148	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

General Management and Supervision	₱	11,266,000	₱	17,598,000	₱		₱	28,864,000
Administration of Personnel Benefits		3,699,000						3,699,000

Sub-total, General Administration and Support		14,965,000		17,598,000				32,563,000

Operations
AGRICULTURAL CREDIT PROGRAM		31,846,000		49,712,000		3,000,000,000		3,081,558,000

Agro-Industry Modernization Credit and Financing Program (AMCFP) Administration		15,267,000		9,096,000		3,000,000,000		3,024,363,000
Policy Formulation, Research and Advocacy, Monitoring and Evaluation of Credit Policies, Plans and Programs and Capacity Building		16,579,000		40,616,000				57,195,000

Sub-total, Operations		31,846,000		49,712,000		3,000,000,000		3,081,558,000

TOTAL NEW APPROPRIATIONS	₱	46,811,000	₱	67,310,000	₱	3,000,000,000	₱	3,114,121,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	32,439

Total Permanent Positions	32,439

Other Compensation Common to All
Personnel Economic Relief Allowance	792
Representation Allowance	1,410
Transportation Allowance	1,410
Clothing and Uniform Allowance	231
Mid-Year Bonus - Civilian	2,704
Year End Bonus	2,704
Cash Gift	165
Productivity Enhancement Incentive	165
Step Increment	81

Total Other Compensation Common to All	9,662

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	102

Total Other Compensation for Specific Groups	102

JANUARY 5, 2026	OFFICIAL GAZETTE	149
DEPARTMENT OF AGRICULTURE

Other Benefits
PAG-IBIG Contributions	79
PhilHealth Contributions	711
Employees Compensation Insurance Premiums	39
Loyalty Award - Civilian	80
Terminal Leave	3,699

Total Other Benefits	4,608

Total Personnel Services	46,811

Maintenance and Other Operating Expenses
Travelling Expenses	7,460
Training and Scholarship Expenses	6,300
Supplies and Materials Expenses	7,915
Utility Expenses	2,340
Communication Expenses	6,518
Survey, Research, Exploration and Development Expenses	21,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	1,894
General Services	3,376
Repairs and Maintenance	1,400
Taxes, Insurance Premiums and Other Fees	146
Other Maintenance and Operating Expenses
Advertising Expenses	15
Printing and Publication Expenses	75
Representation Expenses	660
Rent/Lease Expenses	1,400
Subscription Expenses	4,200
Bank Transaction Fee	11
Other Maintenance and Operating Expenses	2,450

Total Maintenance and Other Operating Expenses	67,310

Total Current Operating Expenditures	114,121

Capital Outlays
Loans Outlay	3,000,000

Total Capital Outlays	3,000,000

TOTAL NEW APPROPRIATIONS	3,114,121

C. BUREAU OF FISHERIES AND AQUATIC RESOURCES

For general administration and support, support to operations, and operations, including locally-funded and foreign-assisted project(s), in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	11,764,420,000

New Appropriations, by Programs/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

150	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

A. REGULAR PROGRAMS
General Administration and Support	₱	192,906,000	₱	403,487,000	₱	72,334,000	₱	668,727,000
Support to Operations		18,415,000		333,865,000		400,000		352,680,000
Operations		878,241,000		4,831,023,000		2,031,496,000		7,740,760,000

FISHERIES DEVELOPMENT PROGRAM		313,812,000		2,612,111,000		1,344,564,000		4,270,487,000
FISHERIES REGULATORY AND LAW ENFORCEMENT PROGRAM		506,199,000		1,375,589,000		446,932,000		2,328,720,000
FISHERIES EXTENSION PROGRAM		58,230,000		808,610,000		240,000,000		1,106,840,000
FISHERIES POLICY PROGRAM				34,713,000				34,713,000

Total, Regular Programs		1,089,562,000		5,568,375,000		2,104,230,000		8,762,167,000

B. PROJECT(S)
Locally-Funded Project(s)				759,750,000		207,000,000		966,750,000
Foreign-Assisted Project(s)				1,052,676,000		982,827,000		2,035,503,000

Total, Project(s)				1,812,426,000		1,189,827,000		3,002,253,000

TOTAL NEW APPROPRIATIONS	₱	1,089,562,000	₱	7,380,801,000	₱	3,294,057,000	₱	11,764,420,000

Special Provision(s)

1. Wildlife Management Fund. In addition to the amounts appropriated herein, Fifty Million Pesos (₱50,000,000) shall be used for the rehabilitation or restoration of declared aquatic critical habitats, all aquatic resources and all marine mammals except dugong, as well as scientific research support, and enforcement and monitoring activities of the BFAR, sourced from donations, contributions, endowments and fines imposed for violations within its jurisdiction, constituted into the Wildlife Management Fund pursuant to Section 29 in relation to Section 4 of R.A. No. 9147.

Implementation of this provision shall be subject to judicious fiscal programming by the National Government.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Fisheries Management Fund. In addition to the amounts appropriated herein, Thirteen Million Pesos (₱13,000,000) shall be used for the conservation, preservation, protection, management, development, and regulation of fishery and aquatic resources, research and development, and capability building of the various stakeholders including provision for scholarships, supplementary livelihood for poverty alleviation, and improvement of productivity and processes of the various stakeholders, in accordance with the allocation provided under Section 19 of R.A. No. 10654, sourced from proceeds of the sale of forfeited fish, fishing gears, paraphernalia, and fishing vessels, endowments, grants, donations, and administrative fines and penalties imposed under the same Act, constituted into the Fisheries Management Fund pursuant to the same provision.

Implementation of this provision shall be subject to judicious fiscal programming by the National Government.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

3. National Fisheries Program. The amount of Nine Billion Eight Hundred Sixty Four Million Seven Hundred Seventy Two Thousand Pesos (₱9,864,772,000) appropriated herein for the National Fisheries Program shall be implemented with priority given to: (i) areas where the majority of small fisherfolk registered under the RSBSA are located; and (ii) provinces or regions where the absolute number of poor fisherfolk and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

4. Postharvest Equipment and Facilities. The amount of Fifty Three Million Three Hundred Twenty Thousand Pesos (₱53,320,000) appropriated herein for the implementation of the Provision of Fishery On-Farm/Postharvest Equipment and Facilities shall be used for the construction of on-farm/postharvest facilities and/or procurement of the on-farm/postharvest equipment.

Upon completion of the construction and/or procurement of the postharvest equipment and facilities, the BFAR shall turn over the management and ownership thereof to the LGUs or fisherfolk organizations concerned, which shall commit to shoulder maintenance and repair costs.

JANUARY 5, 2026	OFFICIAL GAZETTE	151
DEPARTMENT OF AGRICULTURE

5. Reporting and Posting Requirements. The BFAR shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)	BFAR’s website.

The BFAR shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

6. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	166,002,000	₱	403,487,000	₱	72,334,000	₱	641,823,000

National Capital Region (NCR)		49,002,000		142,390,000		4,170,000		195,562,000

Central Office		46,505,000		113,046,000		4,170,000		163,721,000
Regional Office - NCR		2,497,000		29,344,000				31,841,000
Region I - Ilocos		7,981,000		10,853,000		4,429,000		23,263,000

Regional Office - I		7,981,000		10,853,000		4,429,000		23,263,000
Cordillera Administrative Region (CAR)		5,115,000		15,646,000		4,170,000		24,931,000

Regional Office - CAR		5,115,000		15,646,000		4,170,000		24,931,000
Region II - Cagayan Valley		8,468,000		13,127,000		4,299,000		25,894,000

Regional Office - II		8,468,000		13,127,000		4,299,000		25,894,000
Region III - Central Luzon		8,008,000		15,582,000		6,255,000		29,845,000

Regional Office - III		8,008,000		15,582,000		6,255,000		29,845,000
Region IVA - CALABARZON		10,353,000		18,473,000		4,170,000		32,996,000

Regional Office - IVA		10,353,000		18,473,000		4,170,000		32,996,000
Region IVB - MIMAROPA		8,869,000		14,907,000		4,170,000		27,946,000

Regional Office - IVB		8,869,000		14,907,000		4,170,000		27,946,000
Region V - Bicol		8,421,000		25,349,000		6,514,000		40,284,000

Regional Office - V		8,421,000		25,349,000		6,514,000		40,284,000

152	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region VI - Western Visayas	7,290,000	14,753,000		22,043,000

Regional Office - VI	7,290,000	14,753,000		22,043,000
Negros Island Region (NIR)		18,720,000	12,134,000	30,854,000

Regional Office - NIR		18,720,000	12,134,000	30,854,000
Region VII - Central Visayas	9,623,000	14,239,000	4,170,000	28,032,000

Regional Office - VII	9,623,000	14,239,000	4,170,000	28,032,000
Region VIII - Eastern Visayas	7,953,000	22,911,000	2,364,000	33,228,000

Regional Office - VIII	7,953,000	22,911,000	2,364,000	33,228,000
Region IX - Zamboanga Peninsula	7,540,000	10,206,000	2,364,000	20,110,000

Regional Office - IX	7,540,000	10,206,000	2,364,000	20,110,000
Region X - Northern Mindanao	6,864,000	17,697,000	4,170,000	28,731,000

Regional Office - X	6,864,000	17,697,000	4,170,000	28,731,000
Region XI - Davao	7,333,000	19,767,000	2,550,000	29,650,000

Regional Office - XI	7,333,000	19,767,000	2,550,000	29,650,000
Region XII - SOCCSKSARGEN	6,436,000	12,075,000	2,235,000	20,746,000

Regional Office - XII	6,436,000	12,075,000	2,235,000	20,746,000
Region XIII - Caraga	6,746,000	16,792,000	4,170,000	27,708,000

Regional Office - XIII	6,746,000	16,792,000	4,170,000	27,708,000
Administration of Personnel Benefits	26,904,000			26,904,000

National Capital Region (NCR)	4,134,000			4,134,000

Central Office	3,504,000			3,504,000
Regional Office - NCR	630,000			630,000
Cordillera Administrative Region (CAR)	2,718,000			2,718,000

Regional Office - CAR	2,718,000			2,718,000
Region II - Cagayan Valley	2,560,000			2,560,000

Regional Office - II	2,560,000			2,560,000
Region III - Central Luzon	511,000			511,000

Regional Office - III	511,000			511,000
Region IVB - MIMAROPA	4,182,000			4,182,000

Regional Office - IVB	4,182,000			4,182,000

JANUARY 5, 2026	OFFICIAL GAZETTE	153
DEPARTMENT OF AGRICULTURE

Region V - Bicol	463,000			463,000

Regional Office - V	463,000			463,000
Region VI - Western Visayas	3,457,000			3,457,000

Regional Office - VI	3,457,000			3,457,000
Region VII - Central Visayas	2,150,000			2,150,000

Regional Office - VII	2,150,000			2,150,000
Region VIII - Eastern Visayas	5,208,000			5,208,000

Regional Office - VIII	5,208,000			5,208,000
Region IX - Zamboanga Peninsula	1,255,000			1,255,000

Regional Office - IX	1,255,000			1,255,000
Region XIII - Caraga	266,000			266,000

Regional Office - XIII	266,000			266,000

Sub-total, General Administration and Support	192,906,000	403,487,000	72,334,000	668,727,000

Support to Operations
Development of Organizational Policies, Plans and Procedures	8,613,000	287,306,000	400,000	296,319,000

National Capital Region (NCR)	8,613,000	221,238,000	400,000	230,251,000

Central Office	8,613,000	219,990,000	400,000	229,003,000
Regional Office - NCR		1,248,000		1,248,000
Region I - Ilocos		5,058,000		5,058,000

Regional Office - I		5,058,000		5,058,000
Cordillera Administrative Region (CAR)		1,493,000		1,493,000

Regional Office - CAR		1,493,000		1,493,000
Region II - Cagayan Valley		4,611,000		4,611,000

Regional Office - II		4,611,000		4,611,000
Region III - Central Luzon		3,442,000		3,442,000

Regional Office - III		3,442,000		3,442,000
Region IVA - CALABARZON		4,746,000		4,746,000

Regional Office - IVA		4,746,000		4,746,000
Region IVB - MIMAROPA		5,620,000		5,620,000

Regional Office - IVB		5,620,000		5,620,000

154	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region V - Bicol		4,028,000	4,028,000

Regional Office - V		4,028,000	4,028,000
Region VI - Western Visayas		3,592,000	3,592,000

Regional Office - VI		3,592,000	3,592,000
Negros Island Region (NIR)		116,000	116,000

Regional Office - NIR		116,000	116,000
Region VII - Central Visayas		3,709,000	3,709,000

Regional Office - VII		3,709,000	3,709,000
Region VIII - Eastern Visayas		5,060,000	5,060,000

Regional Office - VIII		5,060,000	5,060,000
Region IX - Zamboanga Peninsula		4,443,000	4,443,000

Regional Office - IX		4,443,000	4,443,000
Region X - Northern Mindanao		5,296,000	5,296,000

Regional Office - X		5,296,000	5,296,000
Region XI - Davao		4,385,000	4,385,000

Regional Office - XI		4,385,000	4,385,000
Region XII - SOCCSKSARGEN		4,621,000	4,621,000

Regional Office - XII		4,621,000	4,621,000
Region XIII - Caraga		5,848,000	5,848,000

Regional Office - XIII		5,848,000	5,848,000
Legal and Advisory Services	9,802,000	46,559,000	56,361,000

National Capital Region (NCR)	9,802,000	21,654,000	31,456,000

Central Office	9,802,000	21,654,000	31,456,000
Region I - Ilocos		2,093,000	2,093,000

Regional Office - I		2,093,000	2,093,000
Cordillera Administrative Region (CAR)		54,000	54,000

Regional Office - CAR		54,000	54,000
Region II - Cagayan Valley		1,455,000	1,455,000

Regional Office - II		1,455,000	1,455,000

JANUARY 5, 2026	OFFICIAL GAZETTE	155
DEPARTMENT OF AGRICULTURE

Region III - Central Luzon		1,451,000		1,451,000

Regional Office - III		1,451,000		1,451,000
Region IVA - CALABARZON		1,522,000		1,522,000

Regional Office - IVA		1,522,000		1,522,000
Region IVB - MIMAROPA		2,278,000		2,278,000

Regional Office - IVB		2,278,000		2,278,000
Region V - Bicol		2,142,000		2,142,000

Regional Office - V		2,142,000		2,142,000
Region VI - Western Visayas		1,812,000		1,812,000

Regional Office - VI		1,812,000		1,812,000
Region VII - Central Visayas		2,047,000		2,047,000

Regional Office - VII		2,047,000		2,047,000
Region VIII - Eastern Visayas		1,532,000		1,532,000

Regional Office - VIII		1,532,000		1,532,000
Region IX - Zamboanga Peninsula		2,008,000		2,008,000

Regional Office - IX		2,008,000		2,008,000
Region X - Northern Mindanao		1,368,000		1,368,000

Regional Office - X		1,368,000		1,368,000
Region XI - Davao		1,741,000		1,741,000

Regional Office - XI		1,741,000		1,741,000
Region XII - SOCCSKSARGEN		1,795,000		1,795,000

Regional Office - XII		1,795,000		1,795,000
Region XIII - Caraga		1,607,000		1,607,000

Regional Office - XIII		1,607,000		1,607,000

Sub-total, Support to Operations	18,415,000	333,865,000	400,000	352,680,000

Operations
FISHERIES DEVELOPMENT PROGRAM	313,812,000	2,612,111,000	1,344,564,000	4,270,487,000

CAPTURE FISHERIES SUB-PROGRAM	5,290,000	474,610,000	239,045,000	718,945,000

Fishing Gear/Paraphernalia Distribution	5,290,000	474,610,000	239,045,000	718,945,000

156	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

National Capital Region (NCR)	5,290,000	258,607,000	102,045,000	365,942,000

Central Office	5,290,000	257,895,000	102,045,000	365,230,000
Regional Office - NCR		712,000		712,000
Region I - Ilocos		7,625,000		7,625,000

Regional Office - I		7,625,000		7,625,000
Cordillera Administrative Region (CAR)		2,225,000		2,225,000

Regional Office - CAR		2,225,000		2,225,000
Region II - Cagayan Valley		8,600,000		8,600,000

Regional Office - II		8,600,000		8,600,000
Region III - Central Luzon		20,845,000		20,845,000

Regional Office - III		20,845,000		20,845,000
Region IVA - CALABARZON		6,032,000		6,032,000

Regional Office - IVA		6,032,000		6,032,000
Region IVB - MIMAROPA		11,630,000		11,630,000

Regional Office - IVB		11,630,000		11,630,000
Region V - Bicol		8,969,000		8,969,000

Regional Office - V		8,969,000		8,969,000
Region VI - Western Visayas		2,801,000		2,801,000

Regional Office - VI		2,801,000		2,801,000
Negros Island Region (NIR)		17,114,000		17,114,000

Regional Office - NIR		17,114,000		17,114,000
Region VII - Central Visayas		24,681,000		24,681,000

Regional Office - VII		24,681,000		24,681,000
Region VIII - Eastern Visayas		52,945,000	137,000,000	189,945,000

Regional Office - VIII		52,945,000	137,000,000	189,945,000
Region IX - Zamboanga Peninsula		5,294,000		5,294,000

Regional Office - IX		5,294,000		5,294,000
Region X - Northern Mindanao		13,214,000		13,214,000

Regional Office - X		13,214,000		13,214,000

JANUARY 5, 2026	OFFICIAL GAZETTE	157
DEPARTMENT OF AGRICULTURE

Region XI - Davao		5,286,000		5,286,000

Regional Office - XI		5,286,000		5,286,000
Region XII - SOCCSKSARGEN		19,576,000		19,576,000

Regional Office - XII		19,576,000		19,576,000
Region XIII - Caraga		9,166,000		9,166,000

Regional Office - XIII		9,166,000		9,166,000
AQUACULTURE SUB-PROGRAM	185,992,000	2,069,259,000	1,076,319,000	3,331,570,000

Fisheries Production and Distribution	178,630,000	1,336,249,000	539,355,000	2,054,234,000

National Capital Region (NCR)	30,063,000	321,018,000	205,070,000	556,151,000

Central Office	30,063,000	320,911,000	205,070,000	556,044,000
Regional Office - NCR		107,000		107,000
Region I - Ilocos	9,409,000	84,316,000	28,795,000	122,520,000

Regional Office - I	9,409,000	84,316,000	28,795,000	122,520,000
Cordillera Administrative Region (CAR)	3,180,000	14,951,000		18,131,000

Regional Office - CAR	3,180,000	14,951,000		18,131,000
Region II - Cagayan Valley	14,261,000	20,129,000	2,620,000	37,010,000

Regional Office - II	14,261,000	20,129,000	2,620,000	37,010,000
Region III - Central Luzon	10,352,000	37,392,000	12,820,000	60,564,000

Regional Office - III	10,352,000	37,392,000	12,820,000	60,564,000
Region IVA - CALABARZON	4,899,000	51,127,000	35,120,000	91,146,000

Regional Office - IVA	4,899,000	51,127,000	35,120,000	91,146,000
Region IVB - MIMAROPA	9,308,000	111,624,000	17,110,000	138,042,000

Regional Office - IVB	9,308,000	111,624,000	17,110,000	138,042,000
Region V - Bicol	17,004,000	50,097,000	72,060,000	139,161,000

Regional Office - V	17,004,000	50,097,000	72,060,000	139,161,000
Region VI - Western Visayas	8,734,000	55,977,000	4,820,000	69,531,000

Regional Office - VI	8,734,000	55,977,000	4,820,000	69,531,000
Negros Island Region (NIR)		10,575,000		10,575,000

Regional Office - NIR		10,575,000		10,575,000

158	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region VII - Central Visayas	16,837,000	65,464,000	19,780,000	102,081,000

Regional Office - VII	16,837,000	65,464,000	19,780,000	102,081,000
Region VIII - Eastern Visayas	20,980,000	87,762,000	15,120,000	123,862,000

Regional Office - VIII	20,980,000	87,762,000	15,120,000	123,862,000
Region IX - Zamboanga Peninsula	5,720,000	249,292,000	81,470,000	336,482,000

Regional Office - IX	5,720,000	249,292,000	81,470,000	336,482,000
Region X - Northern Mindanao	15,877,000	83,911,000	12,270,000	112,058,000

Regional Office - X	15,877,000	83,911,000	12,270,000	112,058,000
Region XI - Davao	3,306,000	42,411,000	16,120,000	61,837,000

Regional Office - XI	3,306,000	42,411,000	16,120,000	61,837,000
Region XII - SOCCSKSARGEN	3,162,000	16,096,000	120,000	19,378,000

Regional Office - XII	3,162,000	16,096,000	120,000	19,378,000
Region XIII - Caraga	5,538,000	34,107,000	16,060,000	55,705,000

Regional Office - XIII	5,538,000	34,107,000	16,060,000	55,705,000
Operation and Management of Production Facilities	7,362,000	733,010,000	536,964,000	1,277,336,000

National Capital Region (NCR)	7,362,000	398,664,000	380,379,000	786,405,000

Central Office	7,362,000	398,664,000	380,379,000	786,405,000
Region I - Ilocos		8,965,000	8,000,000	16,965,000

Regional Office - I		8,965,000	8,000,000	16,965,000
Cordillera Administrative Region (CAR)		2,796,000	5,000,000	7,796,000

Regional Office - CAR		2,796,000	5,000,000	7,796,000
Region II - Cagayan Valley		19,707,000	8,000,000	27,707,000

Regional Office - II		19,707,000	8,000,000	27,707,000
Region III - Central Luzon		18,824,000	11,000,000	29,824,000

Regional Office - III		18,824,000	11,000,000	29,824,000
Region IVA - CALABARZON		31,530,000	8,000,000	39,530,000

Regional Office - IVA		31,530,000	8,000,000	39,530,000
Region IVB - MIMAROPA		15,698,000	9,000,000	24,698,000

Regional Office - IVB		15,698,000	9,000,000	24,698,000

JANUARY 5, 2026	OFFICIAL GAZETTE	159
DEPARTMENT OF AGRICULTURE

Region V - Bicol		32,144,000	8,000,000	40,144,000

Regional Office - V		32,144,000	8,000,000	40,144,000
Region VI - Western Visayas		13,508,000	8,000,000	21,508,000

Regional Office - VI		13,508,000	8,000,000	21,508,000
Negros Island Region (NIR)		1,000,000	6,585,000	7,585,000

Regional Office - NIR		1,000,000	6,585,000	7,585,000
Region VII - Central Visayas		11,493,000	19,000,000	30,493,000

Regional Office - VII		11,493,000	19,000,000	30,493,000
Region VIII - Eastern Visayas		40,925,000	8,000,000	48,925,000

Regional Office - VIII		40,925,000	8,000,000	48,925,000
Region IX - Zamboanga Peninsula		11,530,000	16,000,000	27,530,000

Regional Office - IX		11,530,000	16,000,000	27,530,000
Region X - Northern Mindanao		16,573,000	18,000,000	34,573,000

Regional Office - X		16,573,000	18,000,000	34,573,000
Region XI - Davao		24,756,000	8,000,000	32,756,000

Regional Office - XI		24,756,000	8,000,000	32,756,000
Region XII - SOCCSKSARGEN		22,484,000	8,000,000	30,484,000

Regional Office - XII		22,484,000	8,000,000	30,484,000
Region XIII - Caraga		62,413,000	8,000,000	70,413,000

Regional Office - XIII		62,413,000	8,000,000	70,413,000
POSTHARVEST SUB-PROGRAM	20,946,000	24,120,000	29,200,000	74,266,000

Provision of Fishery On-farm/Postharvest Equipment and Facilities	20,946,000	24,120,000	29,200,000	74,266,000

National Capital Region (NCR)	20,946,000	6,118,000	150,000	27,214,000

Central Office	20,946,000	5,638,000	150,000	26,734,000
Regional Office - NCR		480,000		480,000
Region I - Ilocos		1,071,000	1,800,000	2,871,000

Regional Office - I		1,071,000	1,800,000	2,871,000
Cordillera Administrative Region (CAR)		343,000		343,000

Regional Office - CAR		343,000		343,000

160	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region II - Cagayan Valley	323,000	5,150,000	5,473,000

Regional Office - II	323,000	5,150,000	5,473,000
Region III - Central Luzon	2,324,000	1,950,000	4,274,000

Regional Office - III	2,324,000	1,950,000	4,274,000
Region IVA - CALABARZON	189,000	1,800,000	1,989,000

Regional Office - IVA	189,000	1,800,000	1,989,000
Region IVB - MIMAROPA	675,000		675,000

Regional Office - IVB	675,000		675,000
Region V - Bicol	3,620,000	1,800,000	5,420,000

Regional Office - V	3,620,000	1,800,000	5,420,000
Region VI - Western Visayas	1,616,000	1,950,000	3,566,000

Regional Office - VI	1,616,000	1,950,000	3,566,000
Negros Island Region (NIR)	1,060,000		1,060,000

Regional Office- NIR	1,060,000		1,060,000
Region VII - Central Visayas	1,110,000	1,950,000	3,060,000

Regional Office - VII	1,110,000	1,950,000	3,060,000
Region VIII - Eastern Visayas	1,205,000	1,800,000	3,005,000

Regional Office - VIII	1,205,000	1,800,000	3,005,000
Region IX - Zamboanga Peninsula	775,000	5,150,000	5,925,000

Regional Office - IX	775,000	5,150,000	5,925,000
Region X - Northern Mindanao	952,000	1,950,000	2,902,000

Regional Office - X	952,000	1,950,000	2,902,000
Region XI - Davao	444,000		444,000

Regional Office - XI	444,000		444,000
Region XII - SOCCSKSARGEN	1,249,000	1,800,000	3,049,000

Regional Office - XII	1,249,000	1,800,000	3,049,000
Region XIII - Caraga	1,046,000	1,950,000	2,996,000

Regional Office - XIII	1,046,000	1,950,000	2,996,000

JANUARY 5, 2026	OFFICIAL GAZETTE	161
DEPARTMENT OF AGRICULTURE

MARKET DEVELOPMENT SUB-PROGRAM	101,584,000	44,122,000	145,706,000

Market Development Services	101,584,000	44,122,000	145,706,000

National Capital Region (NCR)	7,660,000	32,437,000	40,097,000

Central Office	7,660,000	30,560,000	38,220,000
Regional Office - NCR		1,877,000	1,877,000
Region I - Ilocos	6,525,000	1,335,000	7,860,000

Regional Office - I	6,525,000	1,335,000	7,860,000
Cordillera Administrative Region (CAR)	3,159,000	701,000	3,860,000

Regional Office - CAR	3,159,000	701,000	3,860,000
Region II - Cagayan Valley	7,884,000	493,000	8,377,000

Regional Office - II	7,884,000	493,000	8,377,000
Region III - Central Luzon	6,867,000	697,000	7,564,000

Regional Office - III	6,867,000	697,000	7,564,000
Region IVA - CALABARZON	5,276,000	741,000	6,017,000

Regional Office - IVA	5,276,000	741,000	6,017,000
Region IVB - MIMAROPA	4,045,000	494,000	4,539,000

Regional Office - IVB	4,045,000	494,000	4,539,000
Region V - Bicol	5,959,000	852,000	6,811,000

Regional Office - V	5,959,000	852,000	6,811,000
Region VI - Western Visayas	6,367,000	454,000	6,821,000

Regional Office - VI	6,367,000	454,000	6,821,000
Negros Island Region (NIR)		410,000	410,000

Regional Office- NIR		410,000	410,000
Region VII - Central Visayas	7,126,000	870,000	7,996,000

Regional Office - VII	7,126,000	870,000	7,996,000
Region VIII - Eastern Visayas	5,888,000	717,000	6,605,000

Regional Office - VIII	5,888,000	717,000	6,605,000
Region IX - Zamboanga Peninsula	6,750,000	574,000	7,324,000

Regional Office - IX	6,750,000	574,000	7,324,000

162	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region X - Northern Mindanao	7,488,000	1,044,000		8,532,000

Regional Office - X	7,488,000	1,044,000		8,532,000
Region XI - Davao	5,932,000	663,000		6,595,000

Regional Office - XI	5,932,000	663,000		6,595,000
Region XII - SOCCSKSARGEN	7,373,000	945,000		8,318,000

Regional Office - XII	7,373,000	945,000		8,318,000
Region XIII - Caraga	7,285,000	695,000		7,980,000

Regional Office - XIII	7,285,000	695,000		7,980,000
FISHERIES REGULATORY AND LAW ENFORCEMENT PROGRAM	506,199,000	1,375,589,000	446,932,000	2,328,720,000

Monitoring, Control and Surveillance	66,361,000	945,232,000	397,000,000	1,408,593,000

National Capital Region (NCR)	30,110,000	822,477,000	312,000,000	1,164,587,000

Central Office	30,110,000	781,312,000	312,000,000	1,123,422,000
Regional Office - NCR		41,165,000		41,165,000
Region I - Ilocos	1,629,000	5,727,000		7,356,000

Regional Office - I	1,629,000	5,727,000		7,356,000
Cordillera Administrative Region (CAR)		122,000		122,000

Regional Office - CAR		122,000		122,000
Region II - Cagayan Valley	3,841,000	12,775,000		16,616,000

Regional Office - II	3,841,000	12,775,000		16,616,000
Region III - Central Luzon	3,250,000	15,750,000		19,000,000

Regional Office - III	3,250,000	15,750,000		19,000,000
Region IVA - CALABARZON	1,645,000	2,976,000	75,000,000	79,621,000

Regional Office - IVA	1,645,000	2,976,000	75,000,000	79,621,000
Region IVB - MIMAROPA	3,257,000	8,292,000		11,549,000

Regional Office - IVB	3,257,000	8,292,000		11,549,000
Region V - Bicol	3,820,000	10,355,000		14,175,000

Regional Office - V	3,820,000	10,355,000		14,175,000
Region VI - Western Visayas	1,281,000	5,972,000		7,253,000

Regional Office - VI	1,281,000	5,972,000		7,253,000

JANUARY 5, 2026	OFFICIAL GAZETTE	163
DEPARTMENT OF AGRICULTURE

Negros Island Region (NIR)		7,000,000		7,000,000

Regional Office- NIR		7,000,000		7,000,000
Region VII - Central Visayas	3,269,000	9,878,000		13,147,000

Regional Office - VII	3,269,000	9,878,000		13,147,000
Region VIII - Eastern Visayas	3,384,000	8,197,000		11,581,000

Regional Office - VIII	3,384,000	8,197,000		11,581,000
Region IX - Zamboanga Peninsula	2,745,000	6,452,000	10,000,000	19,197,000

Regional Office - IX	2,745,000	6,452,000	10,000,000	19,197,000
Region X - Northern Mindanao	1,621,000	5,738,000		7,359,000

Regional Office - X	1,621,000	5,738,000		7,359,000
Region XI - Davao	1,635,000	5,344,000		6,979,000

Regional Office - XI	1,635,000	5,344,000		6,979,000
Region XII - SOCCSKSARGEN	1,628,000	13,098,000		14,726,000

Regional Office - XII	1,628,000	13,098,000		14,726,000
Region XIII - Caraga	3,246,000	5,079,000		8,325,000

Regional Office - XIII	3,246,000	5,079,000		8,325,000
Quality Control and Inspection	81,291,000	93,700,000	49,932,000	224,923,000

National Capital Region (NCR)	7,102,000	46,668,000	4,932,000	58,702,000

Central Office	7,102,000	46,597,000	4,932,000	58,631,000
Regional Office - NCR		71,000		71,000
Region I - Ilocos	5,664,000	2,031,000		7,695,000

Regional Office - I	5,664,000	2,031,000		7,695,000
Cordillera Administrative Region (CAR)		582,000		582,000

Regional Office - CAR		582,000		582,000
Region II - Cagayan Valley	6,190,000	1,404,000		7,594,000

Regional Office - II	6,190,000	1,404,000		7,594,000
Region III - Central Luzon	5,688,000	1,868,000		7,556,000

Regional Office - III	5,688,000	1,868,000		7,556,000

164	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region IVA - CALABARZON	5,068,000	8,926,000		13,994,000

Regional Office - IVA	5,068,000	8,926,000		13,994,000
Region IVB - MIMAROPA	5,010,000	3,533,000		8,543,000

Regional Office - IVB	5,010,000	3,533,000		8,543,000
Region V - Bicol	5,872,000	1,958,000		7,830,000

Regional Office - V	5,872,000	1,958,000		7,830,000
Region VI - Western Visayas	5,043,000	2,600,000		7,643,000

Regional Office - VI	5,043,000	2,600,000		7,643,000
Negros Island Region (NIR)		200,000		200,000

Regional Office- NIR		200,000		200,000
Region VII - Central Visayas	4,970,000	4,956,000		9,926,000

Regional Office - VII	4,970,000	4,956,000		9,926,000
Region VIII - Eastern Visayas	5,846,000	2,659,000		8,505,000

Regional Office - VIII	5,846,000	2,659,000		8,505,000
Region IX - Zamboanga Peninsula	4,959,000	6,135,000	45,000,000	56,094,000

Regional Office - IX	4,959,000	6,135,000	45,000,000	56,094,000
Region X - Northern Mindanao	4,632,000	2,221,000		6,853,000

Regional Office - X	4,632,000	2,221,000		6,853,000
Region XI - Davao	5,685,000	1,934,000		7,619,000

Regional Office - XI	5,685,000	1,934,000		7,619,000
Region XII - SOCCSKSARGEN	4,377,000	3,962,000		8,339,000

Regional Office - XII	4,377,000	3,962,000		8,339,000
Region XIII - Caraga	5,185,000	2,063,000		7,248,000

Regional Office - XIII	5,185,000	2,063,000		7,248,000
Quarantine, Registration and Licensing	131,459,000	42,249,000		173,708,000

National Capital Region (NCR)	15,092,000	14,182,000		29,274,000

Central Office	11,414,000	13,690,000		25,104,000
Regional Office - NCR	3,678,000	492,000		4,170,000
Region I - Ilocos	7,620,000	3,186,000		10,806,000
Regional Office - I	7,620,000	3,186,000		10,806,000

JANUARY 5, 2026	OFFICIAL GAZETTE	165
DEPARTMENT OF AGRICULTURE

Cordillera Administrative Region (CAR)	3,199,000		3,199,000

Regional Office - CAR	3,199,000		3,199,000
Region II - Cagayan Valley	8,720,000	776,000	9,496,000

Regional Office - II	8,720,000	776,000	9,496,000
Region III - Central Luzon	7,981,000	1,564,000	9,545,000

Regional Office - III	7,981,000	1,564,000	9,545,000
Region IVA - CALABARZON	9,063,000	6,650,000	15,713,000

Regional Office - IVA	9,063,000	6,650,000	15,713,000
Region IVB - MIMAROPA	7,925,000	3,562,000	11,487,000

Regional Office - IVB	7,925,000	3,562,000	11,487,000
Region V - Bicol	8,430,000	2,024,000	10,454,000

Regional Office - V	8,430,000	2,024,000	10,454,000
Region VI - Western Visayas	9,112,000	1,556,000	10,668,000

Regional Office - VI	9,112,000	1,556,000	10,668,000
Negros Island Region (NIR)		847,000	847,000

Regional Office- NIR		847,000	847,000
Region VII - Central Visayas	7,018,000	550,000	7,568,000

Regional Office - VII	7,018,000	550,000	7,568,000
Region VIII - Eastern Visayas	7,741,000	1,481,000	9,222,000

Regional Office - VIII	7,741,000	1,481,000	9,222,000
Region IX - Zamboanga Peninsula	8,214,000	657,000	8,871,000

Regional Office - IX	8,214,000	657,000	8,871,000
Region X - Northern Mindanao	6,596,000	1,114,000	7,710,000

Regional Office - X	6,596,000	1,114,000	7,710,000
Region XI - Davao	8,981,000	1,527,000	10,508,000

Regional Office - XI	8,981,000	1,527,000	10,508,000
Region XII - SOCCSKSARGEN	8,328,000	977,000	9,305,000

Regional Office - XII	8,328,000	977,000	9,305,000
Region XIII - Caraga	7,439,000	1,596,000	9,035,000

Regional Office - XIII	7,439,000	1,596,000	9,035,000

166	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Coastal and Inland Fisheries Resource Management	227,088,000	294,408,000	521,496,000

National Capital Region (NCR)	14,607,000	180,200,000	194,807,000

Central Office	14,607,000	170,933,000	185,540,000
Regional Office - NCR		9,267,000	9,267,000
Region I - Ilocos	12,421,000	8,753,000	21,174,000

Regional Office - I	12,421,000	8,753,000	21,174,000
Cordillera Administrative Region (CAR)	9,481,000	3,588,000	13,069,000

Regional Office - CAR	9,481,000	3,588,000	13,069,000
Region II - Cagayan Valley	14,190,000	6,764,000	20,954,000

Regional Office - II	14,190,000	6,764,000	20,954,000
Region III - Central Luzon	20,802,000	19,329,000	40,131,000

Regional Office - III	20,802,000	19,329,000	40,131,000
Region IVA - CALABARZON	14,330,000	8,532,000	22,862,000

Regional Office - IVA	14,330,000	8,532,000	22,862,000
Region IVB - MIMAROPA	14,745,000	1,798,000	16,543,000

Regional Office - IVB	14,745,000	1,798,000	16,543,000
Region V - Bicol	17,027,000	8,547,000	25,574,000

Regional Office - V	17,027,000	8,547,000	25,574,000
Region VI - Western Visayas	18,092,000	10,017,000	28,109,000

Regional Office - VI	18,092,000	10,017,000	28,109,000
Negros Island Region (NIR)		4,365,000	4,365,000

Regional Field Unit - NIR		4,365,000	4,365,000
Region VII - Central Visayas	13,711,000	11,275,000	24,986,000

Regional Office - VII	13,711,000	11,275,000	24,986,000
Region VIII - Eastern Visayas	19,243,000	5,503,000	24,746,000

Regional Office - VIII	19,243,000	5,503,000	24,746,000
Region IX - Zamboanga Peninsula	10,188,000	2,798,000	12,986,000

Regional Office - IX	10,188,000	2,798,000	12,986,000

JANUARY 5, 2026	OFFICIAL GAZETTE	167
DEPARTMENT OF AGRICULTURE

Region X - Northern Mindanao	13,862,000	5,472,000		19,334,000

Regional Office - X	13,862,000	5,472,000		19,334,000
Region XI - Davao	11,439,000	4,596,000		16,035,000

Regional Office - XI	11,439,000	4,596,000		16,035,000
Region XII - SOCCSKSARGEN	7,869,000	3,822,000		11,691,000

Regional Office - XII	7,869,000	3,822,000		11,691,000
Region XIII - Caraga	15,081,000	9,049,000		24,130,000

Regional Office - XIII	15,081,000	9,049,000		24,130,000
FISHERIES EXTENSION PROGRAM	58,230,000	808,610,000	240,000,000	1,106,840,000

Extension Support, Education and Training Services (ESETS)	58,230,000	808,610,000	240,000,000	1,106,840,000

National Capital Region (NCR)	8,075,000	343,341,000	240,000,000	591,416,000

Central Office	4,029,000	339,624,000	240,000,000	583,653,000
Regional Office - NCR	4,046,000	3,717,000		7,763,000
Region I - Ilocos	3,968,000	28,219,000		32,187,000

Regional Office - I	3,968,000	28,219,000		32,187,000
Cordillera Administrative Region (CAR)	2,684,000	25,947,000		28,631,000

Regional Office - CAR	2,684,000	25,947,000		28,631,000
Region II - Cagayan Valley	4,773,000	45,708,000		50,481,000

Regional Office - II	4,773,000	45,708,000		50,481,000
Region III - Central Luzon	4,173,000	25,784,000		29,957,000

Regional Office - III	4,173,000	25,784,000		29,957,000
Region IVA - CALABARZON	2,303,000	20,593,000		22,896,000

Regional Office - IVA	2,303,000	20,593,000		22,896,000
Region IVB - MIMAROPA	3,985,000	30,472,000		34,457,000

Regional Office - IVB	3,985,000	30,472,000		34,457,000
Region V - Bicol	3,462,000	36,126,000		39,588,000

Regional Office - V	3,462,000	36,126,000		39,588,000
Region VI - Western Visayas	3,846,000	31,489,000		35,335,000

Regional Office - VI	3,846,000	31,489,000		35,335,000

168	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Negros Island Region (NIR)		12,334,000	12,334,000

Regional Office - NIR		12,334,000	12,334,000
Region VII - Central Visayas	4,254,000	38,810,000	43,064,000

Regional Office - VII	4,254,000	38,810,000	43,064,000
Region VIII - Eastern Visayas	1,648,000	33,127,000	34,775,000

Regional Office - VIII	1,648,000	33,127,000	34,775,000
Region IX - Zamboanga Peninsula	3,462,000	26,928,000	30,390,000

Regional Office - IX	3,462,000	26,928,000	30,390,000
Region X - Northern Mindanao	2,303,000	23,671,000	25,974,000

Regional Office - X	2,303,000	23,671,000	25,974,000
Region XI - Davao	1,649,000	21,211,000	22,860,000

Regional Office - XI	1,649,000	21,211,000	22,860,000
Region XII - SOCCSKSARGEN	3,975,000	29,602,000	33,577,000

Regional Office - XII	3,975,000	29,602,000	33,577,000
Region XIII - Caraga	3,670,000	35,248,000	38,918,000

Regional Office - XIII	3,670,000	35,248,000	38,918,000
FISHERIES POLICY PROGRAM		34,713,000	34,713,000

Formulation, Monitoring and Evaluation of Policies, Plans and Programs		34,713,000	34,713,000

National Capital Region (NCR)		31,304,000	31,304,000

Central Office		31,304,000	31,304,000
Region I - Ilocos		1,348,000	1,348,000

Regional Office - I		1,348,000	1,348,000
Cordillera Administrative Region (CAR)		405,000	405,000

Regional Office - CAR		405,000	405,000
Region II - Cagayan Valley		308,000	308,000

Regional Office - II		308,000	308,000
Region III - Central Luzon		29,000	29,000

Regional Office - III		29,000	29,000

JANUARY 5, 2026	OFFICIAL GAZETTE	169
DEPARTMENT OF AGRICULTURE

Region IVA - CALABARZON		167,000		167,000

Regional Office - IVA		167,000		167,000
Region IVB - MIMAROPA		31,000		31,000

Regional Office - IVB		31,000		31,000
Region V - Bicol		440,000		440,000

Regional Office - V		440,000		440,000
Region VI - Western Visayas		12,000		12,000

Regional Office - VI		12,000		12,000
Region VII - Central Visayas		44,000		44,000

Regional Office - VII		44,000		44,000
Region VIII - Eastern Visayas		48,000		48,000

Regional Office - VIII		48,000		48,000
Region IX - Zamboanga Peninsula		43,000		43,000

Regional Office - IX		43,000		43,000
Region X - Northern Mindanao		32,000		32,000

Regional Office - X		32,000		32,000
Region XI - Davao		30,000		30,000

Regional Office - XI		30,000		30,000
Region XII - SOCCSKSARGEN		36,000		36,000

Regional Office - XII		36,000		36,000
Region XIII - Caraga		436,000		436,000

Regional Office - XIII		436,000		436,000

Sub-total, Operations	878,241,000	4,831,023,000	2,031,496,000	7,740,760,000

Total, Regular Programs	1,089,562,000	5,568,375,000	2,104,230,000	8,762,167,000

PROJECT(S)
Locally-Funded Project(s)
Special Area for Agricultural Development (SAAD) Phase 2		586,750,000		586,750,000

National Capital Region (NCR)		19,750,000		19,750,000

Central Office		19,750,000		19,750,000

170	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region I - Ilocos	22,000,000	22,000,000

Regional Office - I	22,000,000	22,000,000
Cordillera Administrative Region (CAR)	42,000,000	42,000,000

Regional Office - CAR	42,000,000	42,000,000
Region II - Cagayan Valley	16,000,000	16,000,000

Regional Office - II	16,000,000	16,000,000
Region III - Central Luzon	14,000,000	14,000,000

Regional Office - III	14,000,000	14,000,000
Region IVA - CALABARZON	16,000,000	16,000,000

Regional Office - IVA	16,000,000	16,000,000
Region IVB - MIMAROPA	60,000,000	60,000,000

Regional Office - IVB	60,000,000	60,000,000
Region V - Bicol	56,000,000	56,000,000

Regional Office - V	56,000,000	56,000,000
Region VI - Western Visayas	23,080,000	23,080,000

Regional Office - VI	23,080,000	23,080,000
Negros Island Region (NIR)	16,360,000	16,360,000

Regional Office - NIR	16,360,000	16,360,000
Region VII - Central Visayas	44,560,000	44,560,000

Regional Office - VII	44,560,000	44,560,000
Region VIII - Eastern Visayas	68,000,000	68,000,000

Regional Office - VIII	68,000,000	68,000,000
Region IX - Zamboanga Peninsula	25,000,000	25,000,000

Regional Office - IX	25,000,000	25,000,000
Region X - Northern Mindanao	33,000,000	33,000,000

Regional Office - X	33,000,000	33,000,000
Region XI - Davao	34,000,000	34,000,000

Regional Office - XI	34,000,000	34,000,000

JANUARY 5, 2026	OFFICIAL GAZETTE	171
DEPARTMENT OF AGRICULTURE

Region XII - SOCCSKSARGEN				60,000,000				60,000,000

Regional Office - XII				60,000,000				60,000,000
Region XIII - Caraga				37,000,000				37,000,000

Regional Office - XIII				37,000,000				37,000,000
Development of Salt Industry				173,000,000		57,000,000		230,000,000

National Capital Region (NCR)				173,000,000		57,000,000		230,000,000

Central Office				173,000,000		57,000,000		230,000,000
Mobile Water Treatment and Desalination System for Sanitation Community Health, and Livelihood Support in Fishery Households						150,000,000		150,000,000

National Capital Region (NCR)						150,000,000		150,000,000

Central Office						150,000,000		150,000,000

Sub-total, Locally-Funded Project(s)				759,750,000		207,000,000		966,750,000

Foreign-Assisted Project(s)
Philippine Fisheries and Coastal Resiliency Project (FishCORE) IBRD Loan No. 9480-PH				1,052,676,000		982,827,000		2,035,503,000

National Capital Region (NCR)				1,052,676,000		982,827,000		2,035,503,000

Central Office				1,052,676,000		982,827,000		2,035,503,000

Loan Proceeds				992,574,000		909,865,000		1,902,439,000
GOP Counterpart				60,102,000		72,962,000		133,064,000

Sub-total, Foreign-Assisted Project(s)				1,052,676,000		982,827,000		2,035,503,000

Total, Project(s)				1,812,426,000		1,189,827,000		3,002,253,000

TOTAL NEW APPROPRIATIONS	₱	1,089,562,000	₱	7,380,801,000	₱	3,294,057,000	₱	11,764,420,000

New Appropriations, by Object of Expenditures (In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								800,767

Total Permanent Positions								800,767

172	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Other Compensation Common to All
Personnel Economic Relief Allowance	40,032
Representation Allowance	5,556
Transportation Allowance	5,556
Clothing and Uniform Allowance	11,676
Mid-Year Bonus - Civilian	66,738
Year End Bonus	66,738
Cash Gift	8,340
Productivity Enhancement Incentive	8,340
Step Increment	2,000

Total Other Compensation Common to All	214,976

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	15,628

Total Other Compensation for Specific Groups	15,628

Other Benefits
PAG-IBIG Contributions	4,003
PhilHealth Contributions	19,706
Employees Compensation Insurance Premiums	2,013
Loyalty Award - Civilian	620
Terminal Leave	26,904

Total Other Benefits	53,246

Non-Permanent Positions	4,945

Total Personnel Services	1,089,562

Maintenance and Other Operating Expenses
Travelling Expenses	338,591
Training and Scholarship Expenses	525,112
Supplies and Materials Expenses	3,166,413
Utility Expenses	120,155
Communication Expenses	56,653
Awards/Rewards and Prizes	12,298
Survey, Research, Exploration and Development Expenses	100
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,962
Professional Services	930,439
General Services	71,004
Repairs and Maintenance	793,217
Taxes, Insurance Premiums and Other Fees	43,773
Labor and Wages	265,033
Other Maintenance and Operating Expenses
Advertising Expenses	13,806
Printing and Publication Expenses	44,851
Representation Expenses	24,541
Transportation and Delivery Expenses	5,054

JANUARY 5, 2026	OFFICIAL GAZETTE	173
DEPARTMENT OF AGRICULTURE

Rent/Lease Expenses	22,842
Membership Dues and Contributions to Organizations	231
Subscription Expenses	39,063
Other Maintenance and Operating Expenses	905,663

Total Maintenance and Other Operating Expenses	7,380,801

Total Current Operating Expenditures	8,470,363

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	184,195
Infrastructure Outlay	126,600
Buildings and Other Structures	1,501,402
Machinery and Equipment Outlay	879,511
Transportation Equipment Outlay	593,895
Furniture, Fixtures and Books Outlay	6,454
Other Property Plant and Equipment Outlay	2,000

Total Capital Outlays	3,294,057

TOTAL NEW APPROPRIATIONS	11,764,420

D. FERTILIZER AND PESTICIDE AUTHORITY

For general administration and support, and operations, including locally-funded project(s), in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	423,233,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	38,190,000	₱	40,858,000	₱	8,500,000	₱	87,548,000
Operations		82,715,000		143,858,000		105,112,000		331,685,000

FERTILIZER AND PESTICIDE REGULATORY PROGRAM		82,715,000		143,858,000		105,112,000		331,685,000

Total, Regular Programs		120,905,000		184,716,000		113,612,000		419,233,000

B. PROJECTS(S)
Locally-Funded Project(s)				4,000,000				4,000,000

Total, Project(s)				4,000,000				4,000,000

TOTAL NEW APPROPRIATIONS	₱	120,905,000	₱	188,716,000	₱	113,612,000	₱	423,233,000

174	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Special Provision(s)

1. Reporting and Posting Requirements. The Fertilizer and Pesticide Authority (FPA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)	FPA’s website.

The FPA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	38,190,000	₱	40,858,000	₱	8,500,000	₱	87,548,000

Sub-total, General Administration and Support		38,190,000		40,858,000		8,500,000		87,548,000

Operations
FERTILIZER AND PESTICIDE REGULATORY PROGRAM		82,715,000		143,858,000		105,112,000		331,685,000

Quality Control and Inspection		60,059,000		66,740,000		27,362,000		154,161,000
Registration and Licensing		22,656,000		77,118,000		77,750,000		177,524,000

Sub-total, Operations		82,715,000		143,858,000		105,112,000		331,685,000

Total, Regular Programs		120,905,000		184,716,000		113,612,000		419,233,000

PROJECT(S)
Locally-Funded Project(s)
Fortified Organic Fertilizer Development Program				4,000,000				4,000,000

Sub-total, Locally-Funded Project(s)				4,000,000				4,000,000

Total, Project(s)				4,000,000				4,000,000

TOTAL NEW APPROPRIATIONS	₱	120,905,000	₱	188,716,000	₱	113,612,000	₱	423,233,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services

JANUARY 5, 2026	OFFICIAL GAZETTE	175
DEPARTMENT OF AGRICULTURE

Civilian Personnel
Permanent Positions
Basic Salary	92,417

Total Permanent Positions	92,417

Other Compensation Common to All
Personnel Economic Relief Allowance	3,624
Representation Allowance	594
Transportation Allowance	594
Clothing and Uniform Allowance	1,057
Mid-Year Bonus - Civilian	7,701
Year End Bonus	7,701
Cash Gift	755
Productivity Enhancement Incentive	755
Step Increment	231

Total Other Compensation Common to All	23,012

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	2,631

Total Other Compensation for Specific Groups	2,631

Other Benefits
PAG-IBIG Contributions	363
PhilHealth Contributions	2,271
Employees Compensation Insurance Premiums	181
Loyalty Award - Civilian	30

Total Other Benefits	2,845

Total Personnel Services	120,905

Maintenance and Other Operating Expenses
Travelling Expenses	33,457
Training and Scholarship Expenses	11,163
Supplies and Materials Expenses	13,928
Utility Expenses	11,548
Communication Expenses	3,415
Awards/Rewards and Prizes	235
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	80,256
General Services	5,065
Repairs and Maintenance	15,933
Financial Assistance/Subsidy	3,000
Taxes, Insurance Premiums and Other Fees	1,160

176	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Other Maintenance and Operating Expenses
Advertising Expenses	1,095
Printing and Publication Expenses	2,250
Representation Expenses	2,526
Transportation and Delivery Expenses	252
Rent/Lease Expenses	2,916
Subscription Expenses	142
Other Maintenance and Operating Expenses	239

Total Maintenance and Other Operating Expenses	188,716

Total Current Operating Expenditures	309,621

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	31,800
Machinery and Equipment Outlay	66,312
Transportation Equipment Outlay	8,500
Furniture, Fixtures and Books Outlay	7,000

Total Capital Outlays	113,612

TOTAL NEW APPROPRIATIONS	423,233

E. NATIONAL FISHERIES RESEARCH AND DEVELOPMENT INSTITUTE

For general administration and support, support to operations, and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	743,511,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	10,709,000	₱	52,283,000	₱	172,200,000	₱	235,192,000
Support to Operations		10,920,000		26,364,000				37,284,000
Operations		65,736,000		355,299,000		50,000,000		471,035,000

FISHERIES RESEARCH AND DEVELOPMENT PROGRAM		65,736,000		355,299,000		50,000,000		471,035,000

TOTAL NEW APPROPRIATIONS	₱	87,365,000	₱	433,946,000	₱	222,200,000	₱	743,511,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Fisheries Research and Development Institute (NFRDI) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)	NFRDI’s website.

The NFRDI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

JANUARY 5, 2026	OFFICIAL GAZETTE	177
DEPARTMENT OF AGRICULTURE

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	9,885,000	₱	52,283,000	₱	172,200,000	₱	234,368,000
Administration of Personnel Benefits		824,000						824,000

Sub-total, General Administration and Support		10,709,000		52,283,000		172,200,000		235,192,000

Support to Operations
Development of Organizational Policies, Plans and Procedures		5,372,000		19,567,000				24,939,000
Training and Education Services		5,548,000		6,797,000				12,345,000

Sub-total, Support to Operations		10,920,000		26,364,000				37,284,000

Operations
FISHERIES RESEARCH AND DEVELOPMENT PROGRAM		65,736,000		355,299,000		50,000,000		471,035,000

Research and Development		65,736,000		355,299,000		50,000,000		471,035,000

Sub-total, Operations		65,736,000		355,299,000		50,000,000		471,035,000

TOTAL NEW APPROPRIATIONS	₱	87,365,000	₱	433,946,000	₱	222,200,000	₱	743,511,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	55,750

Total Permanent Positions	55,750

178	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Other Compensation Common to All
Personnel Economic Relief Allowance	1,992
Representation Allowance	594
Transportation Allowance	594
Clothing and Uniform Allowance	581
Mid-Year Bonus - Civilian	4,645
Year End Bonus	4,645
Cash Gift	415
Productivity Enhancement Incentive	415
Step Increment	139

Total Other Compensation Common to All	14,020

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	15,123

Total Other Compensation for Specific Groups	15,123

Other Benefits
PAG-IBIG Contributions	199
PhilHealth Contributions	1,300
Employees Compensation Insurance Premiums	99
Loyalty Award - Civilian	50
Terminal Leave	824

Total Other Benefits	2,472

Total Personnel Services	87,365

Maintenance and Other Operating Expenses
Travelling Expenses	49,890
Training and Scholarship Expenses	30,799
Supplies and Materials Expenses	70,853
Utility Expenses	7,720
Communication Expenses	4,041
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	144
Professional Services	214,636
General Services	9,660
Repairs and Maintenance	18,175
Taxes, Insurance Premiums and Other Fees	613
Labor and Wages	500
Other Maintenance and Operating Expenses
Printing and Publication Expenses	4,448
Representation Expenses	8,682
Transportation and Delivery Expenses	1,000
Subscription Expenses	11,847
Other Maintenance and Operating Expenses	938

Total Maintenance and Other Operating Expenses	433,946

Total Current Operating Expenditures	521,311

JANUARY 5, 2026	OFFICIAL GAZETTE	179
DEPARTMENT OF AGRICULTURE

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	164,000
Machinery and Equipment Outlay	50,000
Transportation Equipment Outlay	8,200

Total Capital Outlays	222,200

TOTAL NEW APPROPRIATIONS	743,511

F. NATIONAL MEAT INSPECTION SERVICE

For general administration and support, and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱ 677,494,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	29,468,000	₱	68,815,000	₱		₱	98,283,000
Operations		247,864,000		225,032,000		106,315,000		579,211,000

MEAT REGULATORY PROGRAM		247,864,000		186,316,000		106,315,000		540,495,000
LOCAL MEAT ESTABLISHMENT ASSISTANCE PROGRAM				38,716,000				38,716,000

TOTAL NEW APPROPRIATIONS	₱	277,332,000	₱	293,847,000	₱	106,315,000	₱	677,494,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Meat Inspection Service (NMIS) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)	NMIS’ website.

The NMIS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

180	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	18,503,000	₱	68,815,000	₱		₱	87,318,000
Administration of Personnel Benefits		10,965,000						10,965,000

Sub-total, General Administration and Support		29,468,000		68,815,000				98,283,000

Operations
MEAT REGULATORY PROGRAM		247,864,000		186,316,000		106,315,000		540,495,000

MEAT SAFETY AND QUALITY ASSURANCE SUB-PROGRAM		137,133,000		98,854,000		106,315,000		342,302,000

Meat Inspection Enforcement and Deputation Services		137,133,000		63,962,000				201,095,000
Meat Inspection Development Services				34,892,000		106,315,000		141,207,000
LICENSING AND REGISTRATION SUB-PROGRAM		110,731,000		87,462,000				198,193,000

Meat Establishment Licensing Services				27,918,000				27,918,000
Meat Importers and Exporters Registration Services		110,731,000		59,544,000				170,275,000
LOCAL MEAT ESTABLISHMENT ASSISTANCE PROGRAM				38,716,000				38,716,000

Meat Establishment and Meat Inspection
Assistance to LGUs Services				38,716,000				38,716,000

Sub-total, Operations		247,864,000		225,032,000		106,315,000		579,211,000

TOTAL NEW APPROPRIATIONS	₱	277,332,000	₱	293,847,000	₱	106,315,000	₱	677,494,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	179,059

Total Permanent Positions	179,059

Other Compensation Common to All
Personnel Economic Relief Allowance	7,416
Representation Allowance	2,400
Transportation Allowance	2,400
Clothing and Uniform Allowance	2,163

JANUARY 5, 2026	OFFICIAL GAZETTE	181
DEPARTMENT OF AGRICULTURE

Mid-Year Bonus - Civilian	14,922
Year End Bonus	14,922
Cash Gift	1,545
Productivity Enhancement Incentive	1,545
Step Increment	447

Total Other Compensation Common to All	47,760

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	32,482
Magna Carta for Science & Technology Personnel	1,468

Total Other Compensation for Specific Groups	33,950

Other Benefits
PAG-IBIG Contributions	742
PhilHealth Contributions	4,291
Employees Compensation Insurance Premiums	370
Loyalty Award - Civilian	195
Terminal Leave	10,965

Total Other Benefits	16,563

Total Personnel Services	277,332

Maintenance and Other Operating Expenses
Travelling Expenses	40,710
Training and Scholarship Expenses	19,841
Supplies and Materials Expenses	49,341
Utility Expenses	11,801
Communication Expenses	8,720
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	41,653
General Services	34,769
Repairs and Maintenance	41,281
Financial Assistance/Subsidy	24,000
Taxes, Insurance Premiums and Other Fees	4,424
Other Maintenance and Operating Expenses
Advertising Expenses	250
Printing and Publication Expenses	3,854
Representation Expenses	6,094
Subcription Expenses	2,483
Other Maintenance and Operating Expenses	4,490

Total Maintenance and Other Operating Expenses	293,847

Total Current Operating Expenditures	571,179

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	100,000
Machinery and Equipment Outlay	6,315

182	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Total Capital Outlays	106,315

TOTAL NEW APPROPRIATIONS	677,494

G. PHILIPPINE CARABAO CENTER

For general administration and support, and operations, including locally-funded project(s), in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	2,080,478,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	35,976,000	₱	27,619,000	₱	18,000,000	₱	81,595,000
Operations		104,314,000		479,305,000		65,220,000		648,839,000

NATIONAL CARABAO DEVELOPMENT PROGRAM		104,314,000		479,305,000		65,220,000		648,839,000

Total, Regular Programs		140,290,000		506,924,000		83,220,000		730,434,000

B. PROJECT(S)
Locally-Funded Project(s)				1,261,074,000		88,970,000		1,350,044,000

Total, Project(s)				1,261,074,000		88,970,000		1,350,044,000

TOTAL NEW APPROPRIATIONS	₱	140,290,000	₱	1,767,998,000	₱	172,190,000	₱	2,080,478,000

Special Provision(s)

1. Milk Feeding Component of the Department of Education’s School-Based Feeding Program. The amount of One Billion One Hundred Twenty One Million One Hundred Forty One Thousand Pesos (P1,121,141,000) appropriated herein for the Milk Feeding Component of the Department of Education’s School-Based Feeding Program shall be used for the procurement, processing, and distribution of locally produced fresh milk as mandated by R.A. No. 11037 (Masustansyang Pagkain para sa Batang Pilipino Act). The procurement of local milk and milk-based products shall strictly comply with the provisions of R.A. Nos. 11037 and 12009 and all applicable guidelines. The Philippine Carabao Center (PCC) shall coordinate with DepEd, National Dairy Authority (NDA), local dairy cooperatives, and other appropriate agencies to ensure quality, safety, and stable supply and the efficient and timely delivery of milk to all eligible designated drop-off schools.

The PCC and NDA shall jointly submit to the DepEd, the Senate Committee on Finance, and the House Committee on Appropriations an implementation and fund utilization report within thirty (30) days from the start of the milk feeding component, and every quarter thereafter, including key implementation metrics and financial status.

2. Reporting and Posting Requirements. The PCC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)	PCC’s website.

The PCC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

JANUARY 5, 2026	OFFICIAL GAZETTE	183
DEPARTMENT OF AGRICULTURE

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	29,527,000	₱	27,619,000	₱	18,000,000	₱	75,146,000
Administration of Personnel Benefits		6,449,000						6,449,000

Sub-total, General Administration and Support		35,976,000		27,619,000		18,000,000		81,595,000

Operations
NATIONAL CARABAO DEVELOPMENT PROGRAM		104,314,000		479,305,000		65,220,000		648,839,000

Formulation, Monitoring and Evaluation of Plans, Programs and Projects		5,757,000		14,492,000		12,020,000		32,269,000
Intensification of the National Upgrading Program		55,896,000		332,256,000		47,700,000		435,852,000
Carabao-Based Enterprise Development				22,360,000				22,360,000
Knowledge Management and Support Services		4,692,000		7,105,000				11,797,000
Research and Development		37,153,000		61,702,000				98,855,000
Animal Genetic Resource Conservation and Utilization		816,000		41,390,000		5,500,000		47,706,000

Sub-total, Operations		104,314,000		479,305,000		65,220,000		648,839,000

Total, Regular Programs		140,290,000		506,924,000		83,220,000		730,434,000

PROJECT(S)
Locally-Funded Project(s)
Herd Build-up of Genetically-Improved Dairy Buffalos of the Philippine Carabao Center				143,303,000		85,600,000		228,903,000
Milk Feeding Component of the Department of Education’s School-Based Feeding Program				1,117,771,000		3,370,000		1,121,141,000

Sub-total, Locally-Funded Project(s)				1,261,074,000		88,970,000		1,350,044,000

Total, Project(s)				1,261,074,000		88,970,000		1,350,044,000

TOTAL NEW APPROPRIATIONS	₱	140,290,000	₱	1,767,998,000	₱	172,190,000	₱	2,080,478,000

184	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	94,491

Total Permanent Positions	94,491

Other Compensation Common to All
Personnel Economic Relief Allowance	3,984
Representation Allowance	1,140
Transportation Allowance	1,140
Clothing and Uniform Allowance	1,162
Mid-Year Bonus - Civilian	7,874
Year End Bonus	7,874
Cash Gift	830
Productivity Enhancement Incentive	830
Step Increment	236

Total Other Compensation Common to All	25,070

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	11,253

Total Other Compensation for Specific Groups	11,253

Other Benefits
PAG-IBIG Contributions	397
PhilHealth Contributions	2,326
Employees Compensation Insurance Premiums	199
Loyalty Award - Civilian	105
Terminal Leave	6,449

Total Other Benefits	9,476

Total Personnel Services	140,290

Maintenance and Other Operating Expenses
Travelling Expenses	45,348
Training and Scholarship Expenses	55,147
Supplies and Materials Expenses	1,342,600
Utility Expenses	30,050
Communication Expenses	7,600
Awards/Rewards and Prizes	53,845
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136

JANUARY 5, 2026	OFFICIAL GAZETTE	185
DEPARTMENT OF AGRICULTURE

Professional Services	85,253
General Services	12,300
Repairs and Maintenance	35,003
Taxes, Insurance Premiums and Other Fees	15,273
Labor and Wages	33,863
Other Maintenance and Operating Expenses
Advertising Expenses	700
Printing and Publication Expenses	2,550
Representation Expenses	3,399
Transportation and Delivery Expenses	3,820
Rent/Lease Expenses	1,500
Membership Dues and Contributions to Organizations	400
Subscription Expenses	500
Bank Transaction Fee	50
Other Maintenance and Operating Expenses	38,661

Total Maintenance and Other Operating Expenses	1,767,998

Total Current Operating Expenditures	1,908,288

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	8,700
Machinery and Equipment Outlay	38,120
Transportation Equipment Outlay	18,000
Furniture, Fixtures and Books Outlay	3,370
Biological Assets Outlay	104,000

Total Capital Outlays	172,190

TOTAL NEW APPROPRIATIONS	2,080,478

H. PHILIPPINE CENTER FOR POSTHARVEST DEVELOPMENT AND MECHANIZATION

For general administration and support, and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	479,892,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	50,591,000	₱	36,124,000	₱	11,100,000	₱	97,815,000
Operations		105,696,000		276,281,000		100,000		382,077,000

AGRICULTURAL MECHANIZATION AND POSTHARVEST RESEARCH, DEVELOPMENT AND EXTENSION PROGRAM		105,696,000		276,281,000		100,000		382,077,000

TOTAL NEW APPROPRIATIONS	₱	156,287,000	₱	312,405,000	₱	11,200,000	₱	479,892,000

186	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Center for Postharvest Development and Mechanization (PhilMech) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)	PhilMech’s website.

The PhilMech shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	48,656,000	₱	36,124,000	₱	11,100,000	₱	95,880,000
Administration of Personnel Benefits		1,935,000						1,935,000

Sub-total, General Administration and Support		50,591,000		36,124,000		11,100,000		97,815,000

Operations
AGRICULTURAL MECHANIZATION AND POSTHARVEST RESEARCH, DEVELOPMENT AND EXTENSION PROGRAM		105,696,000		276,281,000		100,000		382,077,000

Formulation, Monitoring and Evaluation of Policies, Plans and Programs		10,758,000		7,365,000				18,123,000
Extension Support, Education and Training Services		56,779,000		126,948,000		100,000		183,827,000
Research and Development		38,159,000		141,968,000				180,127,000

Sub-total, Operations		105,696,000		276,281,000		100,000		382,077,000

TOTAL NEW APPROPRIATIONS	₱	156,287,000	₱	312,405,000	₱	11,200,000	₱	479,892,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions

JANUARY 5, 2026	OFFICIAL GAZETTE	187
DEPARTMENT OF AGRICULTURE

Basic Salary	75,059

Total Permanent Positions	75,059

Other Compensation Common to All
Personnel Economic Relief Allowance	2,952
Representation Allowance	954
Transportation Allowance	834
Clothing and Uniform Allowance	861
Mid-Year Bonus - Civilian	6,256
Year End Bonus	6,256
Cash Gift	615
Productivity Enhancement Incentive	615
Step Increment	187

Total Other Compensation Common to All	19,530

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	19,028
Other Personnel Benefits	36

Total Other Compensation for Specific Groups	19,064

Other Benefits
PAG-IBIG Contributions	295
PhilHealth Contributions	1,792
Employees Compensation Insurance Premiums	148
Loyalty Award - Civilian	35
Terminal Leave	1,935

Total Other Benefits	4,205

Non-Permanent Positions	38,429

Total Personnel Services	156,287

Maintenance and Other Operating Expenses
Travelling Expenses	77,062
Training and Scholarship Expenses	7,700
Supplies and Materials Expenses	36,935
Utility Expenses	7,700
Communication Expenses	5,168
Awards/Rewards and Prizes	350
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	116,713
General Services	18,471
Repairs and Maintenance	8,596
Taxes, Insurance Premiums and Other Fees	4,430
Labor and Wages	12,200
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	1,728
Representation Expenses	3,000

188	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Transportation and Delivery Expenses	20
Rent/Lease Expenses	8,951
Membership Dues and Contributions to Organizations	25
Subscription Expenses	2,600
Bank Transaction Fee	20
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	312,405

Total Current Operating Expenditures	468,692

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	100
Transportation Equipment Outlay	11,100

Total Capital Outlays	11,200

TOTAL NEW APPROPRIATIONS	479,892

I. PHILIPPINE COUNCIL FOR AGRICULTURE AND FISHERIES

For general administration and support, and operations, including foreign-assisted project(s), in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	264,404,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	23,224,000	₱	15,705,000	₱	9,800,000	₱	48,729,000
Operations		50,699,000		139,990,000				190,689,000

AGRICULTURE AND FISHERY STAKEHOLDERS ENGAGEMENT PROGRAM		50,699,000		139,990,000				190,689,000

Total, Regular Programs		73,923,000		155,695,000		9,800,000		239,418,000

B. PROJECT(S)
Foreign-Assisted Project(s)				24,986,000				24,986,000

Total, Project(s)				24,986,000				24,986,000

TOTAL NEW APPROPRIATIONS	₱	73,923,000	₱	180,681,000	₱	9,800,000	₱	264,404,000

JANUARY 5, 2026	OFFICIAL GAZETTE	189
DEPARTMENT OF AGRICULTURE

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Council for Agriculture and Fisheries (PCAF) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)	PCAF’s website.

The PCAF shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	20,982,000	₱	15,705,000	₱	9,800,000	₱	46,487,000
Administration of Personnel Benefits		2,242,000						2,242,000

Sub-total, General Administration and Support		23,224,000		15,705,000		9,800,000		48,729,000

Operations
AGRICULTURE AND FISHERY STAKEHOLDERS ENGAGEMENT PROGRAM		50,699,000		139,990,000				190,689,000

Development and Coordination of Agriculture and Fishery Policies		18,567,000		53,007,000				71,574,000
Planning, Monitoring and Knowledge Management		19,110,000		50,043,000				69,153,000
Partnership Development		13,022,000		36,940,000				49,962,000

Sub-total, Operations		50,699,000		139,990,000				190,689,000

Total, Regular Programs		73,923,000		155,695,000		9,800,000		239,418,000

PROJECT(S)
Foreign-Assisted Project(s)
Intensified Community-Based Dairy Enterprise Development (USPL-480)				24,986,000				24,986,000
Loan Proceeds				24,986,000				24,986,000
Sub-total, Foreign-Assisted Project(s)				24,986,000				24,986,000

Total, Project(s)				24,986,000				24,986,000

TOTAL NEW APPROPRIATIONS	₱	73,923,000	₱	180,681,000	₱	9,800,000	₱	264,404,000

190	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	55,826

Total Permanent Positions	55,826

Other Compensation Common to All
Personnel Economic Relief Allowance	2,352
Representation Allowance	336
Transportation Allowance	336
Clothing and Uniform Allowance	686
Mid-Year Bonus - Civilian	4,653
Year End Bonus	4,653
Cash Gift	490
Productivity Enhancement Incentive	490
Step Increment	138

Total Other Compensation Common to All	14,134

Other Benefits
PAG-IBIG Contributions	235
PhilHealth Contributions	1,359
Employees Compensation Insurance Premiums	117
Loyalty Award - Civilian	10
Terminal Leave	2,242

Total Other Benefits	3,963

Total Personnel Services	73,923

Maintenance and Other Operating Expenses
Travelling Expenses	14,735
Training and Scholarship Expenses	6,985
Supplies and Materials Expenses	12,212
Utility Expenses	5,524
Communication Expenses	6,984
Awards/Rewards and Prizes	3,106
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	47,106
General Services	8,102
Repairs and Maintenance	2,410
Taxes, Insurance Premiums and Other Fees	1,415
Other Maintenance and Operating Expenses
Advertising Expenses	314
Printing and Publication Expenses	862

JANUARY 5, 2026	OFFICIAL GAZETTE	191
DEPARTMENT OF AGRICULTURE

Representation Expenses	20,771
Rent/Lease Expenses	4,647
Subscription Expenses	1,470
Donations	29,710
Other Maintenance and Operating Expenses	14,192

Total Maintenance and Other Operating Expenses	180,681

Total Current Operating Expenditures	254,604

Capital Outlays
Property, Plant and Equipment Outlay
Transportation Equipment Outlay	9,800

Total Capital Outlays	9,800

TOTAL NEW APPROPRIATIONS	264,404

J. PHILIPPINE FIBER INDUSTRY DEVELOPMENT AUTHORITY

For general administration and support, support to operations and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	677,148,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	61,775,000	₱	104,284,000	₱	42,050,000	₱	208,109,000
Support to Operations		11,449,000		3,740,000				15,189,000

Operations		139,742,000		227,446,000		86,662,000		453,850,000
FIBER DEVELOPMENT PROGRAM		93,477,000		216,743,000		86,662,000		396,882,000
FIBER INDUSTRY REGULATORY PROGRAM		46,265,000		10,703,000				56,968,000

TOTAL NEW APPROPRIATIONS		₱212,966,000		₱335,470,000		₱128,712,000		₱677,148,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Fiber Industry Development Authority (PhilFIDA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)	PhilFIDA’s website.

The PhilFIDA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

192	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	52,189,000	₱	104,284,000	₱	42,050,000	₱	198,523,000
Administration of Personnel Benefits		9,586,000						9,586,000

Sub-total, General Administration and Support		61,775,000		104,284,000		42,050,000		208,109,000

Support to Operations
Formulation and Monitoring of Policies, Plans and Programs		11,449,000		3,740,000				15,189,000

Sub-total, Support to Operations		11,449,000		3,740,000				15,189,000

Operations
FIBER DEVELOPMENT PROGRAM		93,477,000		216,743,000		86,662,000		396,882,000

Production Support Services				159,761,000		86,662,000		246,423,000
Extension Support, Education and Training Services		59,540,000		12,412,000				71,952,000
Research and Development		33,937,000		44,570,000				78,507,000
FIBER INDUSTRY REGULATORY PROGRAM		46,265,000		10,703,000				56,968,000

Quality Control and Inspection		33,317,000		8,609,000				41,926,000
Registration and Licensing		12,948,000		2,094,000				15,042,000

Sub-total, Operations		139,742,000		227,446,000		86,662,000		453,850,000

TOTAL NEW APPROPRIATIONS	₱	212,966,000	₱	335,470,000	₱	128,712,000	₱	677,148,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	146,865

Total Permanent Positions	146,865

JANUARY 5, 2026	OFFICIAL GAZETTE	193
DEPARTMENT OF AGRICULTURE

Other Compensation Common to All
Personnel Economic Relief Allowance	6,936
Representation Allowance	678
Transportation Allowance	678
Clothing and Uniform Allowance	2,023
Mid-Year Bonus - Civilian	12,238
Year End Bonus	12,238
Cash Gift	1,445
Productivity Enhancement Incentive	1,445
Step Increment	368

Total Other Compensation Common to All	38,049

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	13,412

Total Other Compensation for Specific Groups	13,412

Other Benefits
PAG-IBIG Contributions	694
PhilHealth Contributions	3,599
Employees Compensation Insurance Premiums	346
Loyalty Award - Civilian	415
Terminal Leave	9,586

Total Other Benefits	14,640

Total Personnel Services	212,966

Maintenance and Other Operating Expenses
Travelling Expenses	24,356
Training and Scholarship Expenses	36,436
Supplies and Materials Expenses	90,543
Utility Expenses	13,259
Communication Expenses	6,567
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,414
Professional Services	76,513
General Services	16,426
Repairs and Maintenance	18,364
Financial Assistance/Subsidy	10,361
Taxes, Insurance Premiums and Other Fees	1,487
Labor and Wages	21,557
Other Maintenance and Operating Expenses
Advertising Expenses	200
Printing and Publication Expenses	1,275
Representation Expenses	5,641
Transportation and Delivery Expenses	2,942
Rent/Lease Expenses	4,809
Membership Dues and Contributions to Organizations	159
Subscription Expenses	2,407
Other Maintenance and Operating Expenses	754

Total Maintenance and Other Operating Expenses	335,470

194	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Total Current Operating Expenditures	548,436

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	9,800
Buildings and Other Structures	2,682
Machinery and Equipment Outlay	116,230

Total Capital Outlays	128,712

TOTAL NEW APPROPRIATIONS	677,148

JANUARY 5, 2026	OFFICIAL GAZETTE	195
DEPARTMENT OF AGRICULTURE

GENERAL SUMMARY

DEPARTMENT OF AGRICULTURE

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	4,846,154,000	₱	92,207,434,000	₱	68,487,732,000	₱	165,541,320,000
B. AGRICULTURAL CREDIT POLICY COUNCIL		46,811,000		67,310,000		3,000,000,000		3,114,121,000
C. BUREAU OF FISHERIES AND AQUATIC RESOURCES		1,089,562,000		7,380,801,000		3,294,057,000		11,764,420,000
D. FERTILIZER AND PESTICIDE AUTHORITY		120,905,000		188,716,000		113,612,000		423,233,000
E. NATIONAL FISHERIES RESEARCH AND DEVELOPMENT INSTITUTE		87,365,000		433,946,000		222,200,000		743,511,000
F. NATIONAL MEAT INSPECTION SERVICE		277,332,000		293,847,000		106,315,000		677,494,000
G. PHILIPPINE CARABAO CENTER		140,290,000		1,767,998,000		172,190,000		2,080,478,000
H. PHILIPPINE CENTER FOR POSTHARVEST DEVELOPMENT AND MECHANIZATION		156,287,000		312,405,000		11,200,000		479,892,000
I. PHILIPPINE COUNCIL FOR AGRICULTURE AND FISHERIES		73,923,000		180,681,000		9,800,000		264,404,000
J. PHILIPPINE FIBER INDUSTRY DEVELOPMENT AUTHORITY		212,966,000		335,470,000		128,712,000		677,148,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF AGRICULTURE	₱	7,051,595,000	₱	103,168,608,000	₱	75,545,818,000	₱	185,766,021,000

196	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

VI. DEPARTMENT OF BUDGET AND MANAGEMENT

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	3,282,641,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	605,111,000	₱	655,777,000	₱	146,349,000	₱	1,407,237,000
Support to Operations		98,362,000		540,301,000		900,000		639,563,000
Operations		542,527,000		70,661,000				613,188,000

ORGANIZATIONAL AND PRODUCTIVITY ENHANCEMENT PROGRAM		67,943,000		2,321,000				70,264,000
BUDGET OPERATIONS AND PERFORMANCE MANAGEMENT PROGRAM		417,175,000		59,641,000				476,816,000
LOCAL EXPENDITURE MANAGEMENT POLICY DEVELOPMENT PROGRAM		28,578,000		5,649,000				34,227,000
FISCAL DISCIPLINE AND OPENNESS PROGRAM		28,831,000		3,050,000				31,881,000

Total, Regular Programs		1,246,000,000		1,266,739,000		147,249,000		2,659,988,000

B. PROJECT(S)
Locally-Funded Project(s)				622,653,000				622,653,000

Total, Project(s)				622,653,000				622,653,000

TOTAL NEW APPROPRIATIONS	₱	1,246,000,000	₱	1,889,392,000	₱	147,249,000	₱	3,282,641,000

Special Provision(s)

1. Reporting and Posting Requirements. The Department of Budget and Management (DBM) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)

Unified Reporting System (URS) or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the Budget and Treasury Management System (BTMS); and

(b)	DBM’s website.

The DBM shall send written notice when said reports have been submitted or posted on its website to the House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

JANUARY 5, 2026	OFFICIAL GAZETTE	197
DEPARTMENT OF BUDGET AND MANAGEMENT

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	595,842,000	₱	655,777,000	₱	146,349,000	₱	1,397,968,000

National Capital Region (NCR)		409,901,000		484,977,000		94,680,000		989,558,000

Central Office		396,864,000		463,117,000		90,915,000		950,896,000
Regional Office - NCR		13,037,000		21,860,000		3,765,000		38,662,000
Region I - Ilocos		16,820,000		8,419,000		2,704,000		27,943,000

Regional Office - I		16,820,000		8,419,000		2,704,000		27,943,000
Cordillera Administrative Region (CAR)		12,247,000		7,355,000		325,000		19,927,000

Regional Office - CAR		12,247,000		7,355,000		325,000		19,927,000
Region II - Cagayan Valley		10,630,000		7,938,000		10,200,000		28,768,000

Regional Office - II		10,630,000		7,938,000		10,200,000		28,768,000
Region III - Central Luzon		14,147,000		9,132,000		10,001,000		33,280,000

Regional Office - III		14,147,000		9,132,000		10,001,000		33,280,000
Region IVA - CALABARZON		9,476,000		20,925,000				30,401,000

Regional Office - IVA		9,476,000		20,925,000				30,401,000
Region IVB - MIMAROPA		14,753,000		14,236,000		311,000		29,300,000

Regional Office - IVB		14,753,000		14,236,000		311,000		29,300,000
Region V - Bicol		7,518,000		12,440,000		5,000,000		24,958,000

Regional Office - V		7,518,000		12,440,000		5,000,000		24,958,000
Region VI - Western Visayas		12,561,000		8,671,000		2,610,000		23,842,000

Regional Office - VI		12,561,000		8,671,000		2,610,000		23,842,000
Negros Island Region (NIR)				4,679,000				4,679,000

Regional Office - NIR				4,679,000				4,679,000

198	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region VII - Central Visayas	9,867,000	8,982,000	6,223,000	25,072,000

Regional Office - VII	9,867,000	8,982,000	6,223,000	25,072,000
Region VIII - Eastern Visayas	13,921,000	11,710,000	4,448,000	30,079,000

Regional Office - VIII	13,921,000	11,710,000	4,448,000	30,079,000
Region IX - Zamboanga Peninsula	12,243,000	9,495,000	3,415,000	25,153,000

Regional Office - IX	12,243,000	9,495,000	3,415,000	25,153,000
Region X - Northern Mindanao	8,517,000	9,299,000	3,400,000	21,216,000

Regional Office - X	8,517,000	9,299,000	3,400,000	21,216,000
Region XI - Davao	13,322,000	14,882,000		28,204,000

Regional Office - XI	13,322,000	14,882,000		28,204,000
Region XII - SOCCSKSARGEN	14,183,000	9,639,000	442,000	24,264,000

Regional Office - XII	14,183,000	9,639,000	442,000	24,264,000
Region XIII - Caraga	15,736,000	12,998,000	2,590,000	31,324,000

Regional Office - XIII	15,736,000	12,998,000	2,590,000	31,324,000
Administration of Personnel Benefits	9,269,000			9,269,000

National Capital Region (NCR)	7,568,000			7,568,000

Central Office	1,911,000			1,911,000
Regional Office - NCR	5,657,000			5,657,000
Region III - Central Luzon	107,000			107,000

Regional Office - III	107,000			107,000
Region VIII - Eastern Visayas	373,000			373,000

Regional Office - VIII	373,000			373,000
Region XIII - Caraga	1,221,000			1,221,000

Regional Office - XIII	1,221,000			1,221,000

Sub-total, General Administration and Support	605,111,000	655,777,000	146,349,000	1,407,237,000

Support to Operations
Legal Services	30,870,000	1,665,000		32,535,000

National Capital Region (NCR)	30,870,000	1,665,000		32,535,000

Central Office	30,870,000	1,665,000		32,535,000

JANUARY 5, 2026	OFFICIAL GAZETTE	199
DEPARTMENT OF BUDGET AND MANAGEMENT

Information and Communications Technology Systems Services	43,655,000	527,746,000	900,000	572,301,000

National Capital Region (NCR)	43,655,000	527,746,000	900,000	572,301,000

Central Office	43,655,000	527,746,000	900,000	572,301,000
Budget Information and Training Services	23,837,000	10,890,000		34,727,000

National Capital Region (NCR)	23,837,000	10,890,000		34,727,000

Central Office	23,837,000	10,890,000		34,727,000

Sub-total, Support to Operations	98,362,000	540,301,000	900,000	639,563,000

Operations
ORGANIZATIONAL AND PRODUCTIVITY ENHANCEMENT PROGRAM	67,943,000	2,321,000		70,264,000

Policy Formulation, Standards-setting and Evaluation of Management Systems Improvement and Productivity Enhancement Initiatives	29,505,000	1,090,000		30,595,000

National Capital Region (NCR)	29,505,000	1,090,000		30,595,000

Central Office	29,505,000	1,090,000		30,595,000
Policy Formulation, Standards-setting, Evaluation of Organization and Staffing Modification, Compensation, Position Classification and Administration of the Unified Compensation and Position Classification System	38,438,000	1,231,000		39,669,000

National Capital Region (NCR)	38,438,000	1,231,000		39,669,000

Central Office	38,438,000	1,231,000		39,669,000
BUDGET OPERATIONS AND PERFORMANCE MANAGEMENT PROGRAM	417,175,000	59,641,000		476,816,000

Policy Formulation and Standard-setting on Budget Preparation, Execution, and Accountability of the NGAs, GOCCs, SUCs and LGUs	29,538,000	31,116,000		60,654,000

National Capital Region (NCR)	29,538,000	31,116,000		60,654,000

Central Office	29,538,000	31,116,000		60,654,000
Preparation, Administration and Review of the Budget of National Government Agencies, GOCCs, SUCs and LGUs; and Policy Formulation, Standards-setting; and Conduct of the Results-based Performance Monitoring, Evaluation and Reporting	387,637,000	28,525,000		416,162,000

National Capital Region (NCR)	183,564,000	8,033,000		191,597,000

200	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Central Office	171,749,000	6,879,000	178,628,000
Regional Office - NCR	11,815,000	1,154,000	12,969,000
Region I - Ilocos	9,205,000	1,011,000	10,216,000

Regional Office - I	9,205,000	1,011,000	10,216,000
Cordillera Administrative Region (CAR)	14,785,000	2,044,000	16,829,000

Regional Office - CAR	14,785,000	2,044,000	16,829,000
Region II - Cagayan Valley	14,473,000	1,520,000	15,993,000

Regional Office - II	14,473,000	1,520,000	15,993,000
Region III - Central Luzon	17,735,000	1,099,000	18,834,000

Regional Office - III	17,735,000	1,099,000	18,834,000
Region IVA - CALABARZON	12,156,000	920,000	13,076,000

Regional Office - IVA	12,156,000	920,000	13,076,000
Region IVB - MIMAROPA	11,522,000	858,000	12,380,000

Regional Office - IVB	11,522,000	858,000	12,380,000
Region V - Bicol	11,943,000	1,823,000	13,766,000

Regional Office - V	11,943,000	1,823,000	13,766,000
Region VI - Western Visayas	15,149,000	950,000	16,099,000

Regional Office - VI	15,149,000	950,000	16,099,000
Negros Island Region (NIR)		500,000	500,000

Regional Office - NIR		500,000	500,000
Region VII - Central Visayas	13,333,000	797,000	14,130,000

Regional Office - VII	13,333,000	797,000	14,130,000
Region VIII - Eastern Visayas	15,010,000	2,623,000	17,633,000

Regional Office - VIII	15,010,000	2,623,000	17,633,000
Region IX - Zamboanga Peninsula	12,414,000	2,149,000	14,563,000

Regional Office - IX	12,414,000	2,149,000	14,563,000
Region X - Northern Mindanao	13,287,000	1,017,000	14,304,000

Regional Office - X	13,287,000	1,017,000	14,304,000

JANUARY 5, 2026	OFFICIAL GAZETTE	201
DEPARTMENT OF BUDGET AND MANAGEMENT

Region XI - Davao	13,309,000	1,231,000		14,540,000

Regional Office - XI	13,309,000	1,231,000		14,540,000
Region XII - SOCCSKSARGEN	16,596,000	963,000		17,559,000

Regional Office - XII	16,596,000	963,000		17,559,000
Region XIII - Caraga	13,156,000	987,000		14,143,000

Regional Office - XIII	13,156,000	987,000		14,143,000
LOCAL EXPENDITURE MANAGEMENT POLICY DEVELOPMENT PROGRAM	28,578,000	5,649,000		34,227,000

Promulgate Public Expenditure Management (PEM) Policies and Practices in LGUs	28,578,000	5,649,000		34,227,000

National Capital Region (NCR)	28,578,000	5,649,000		34,227,000

Central Office	28,578,000	5,649,000		34,227,000
FISCAL DISCIPLINE AND OPENNESS PROGRAM	28,831,000	3,050,000		31,881,000

Formulation and Preparation of Fiscal, Expenditure, and Reform Frameworks to Link the Budget with the National Development Goals, and Development and Promotion of Fiscal Transparency and Participation Standards and Strategies	28,831,000	3,050,000		31,881,000

National Capital Region (NCR)	28,831,000	3,050,000		31,881,000

Central Office	28,831,000	3,050,000		31,881,000

Sub-total, Operations	542,527,000	70,661,000		613,188,000

Total, Regular Programs	1,246,000,000	1,266,739,000	147,249,000	2,659,988,000

PROJECTS
Locally-Funded Project(s)
Budget Improvement Project		1,550,000		1,550,000

National Capital Region (NCR)		1,550,000		1,550,000

Central Office		1,550,000		1,550,000
Public Financial Management Program		621,103,000		621,103,000

National Capital Region (NCR)		621,103,000		621,103,000

Central Office		621,103,000		621,103,000

Sub-total, Locally-Funded Project(s)		622,653,000		622,653,000

202	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Total, Project(s)				622,653,000				622,653,000

TOTAL NEW APPROPRIATIONS	₱	1,246,000,000	₱	1,889,392,000	₱	147,249,000	₱	3,282,641,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	835,833

Total Permanent Positions	835,833

Other Compensation Common to All
Personnel Economic Relief Allowance	28,056
Representation Allowance	14,940
Transportation Allowance	14,868
Clothing and Uniform Allowance	8,183
Honoraria	4,383
Mid-Year Bonus - Civilian	69,653
Year End Bonus	69,653
Cash Gift	5,845
Productivity Enhancement Incentive	5,845
Step Increment	2,088

Total Other Compensation Common to All	223,514

Other Compensation for Specific Groups
Other Personnel Benefits	37,841

Total Other Compensation for Specific Groups	37,841

Other Benefits
PAG-IBIG Contributions	2,805
PhilHealth Contributions	19,386
Employees Compensation Insurance Premiums	1,402
Loyalty Award - Civilian	1,030
Terminal Leave	9,269

Total Other Benefits	33,892

Non-Permanent Positions	114,920

Total Personnel Services	1,246,000

Maintenance and Other Operating Expenses
Travelling Expenses	88,289
Training and Scholarship Expenses	105,599

JANUARY 5, 2026	OFFICIAL GAZETTE	203
DEPARTMENT OF BUDGET AND MANAGEMENT

Supplies and Materials Expenses	105,998
Utility Expenses	59,614
Communication Expenses	40,237
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	7,822
Professional Services	92,264
General Services	105,543
Repairs and Maintenance	90,233
Taxes, Insurance Premiums and Other Fees	20,867
Other Maintenance and Operating Expenses
Advertising Expenses	7,000
Printing and Publication Expenses	31,260
Representation Expenses	28,054
Transportation and Delivery Expenses	59
Rent/Lease Expenses	48,404
Subscription Expenses	1,036,377
Bank Transaction Fee	17
Other Maintenance and Operating Expenses	21,755

Total Maintenance and Other Operating Expenses	1,889,392

Total Current Operating Expenditures	3,135,392

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	10,000
Infrastructure Outlay	14,530
Buildings and Other Structures	29,199
Machinery and Equipment Outlay	70,426
Transportation Equipment Outlay	19,978
Furniture, Fixtures and Books Outlay	2,296
Intangible Assets Outlay	820

Total Capital Outlays	147,249

TOTAL NEW APPROPRIATIONS	3,282,641

B. GOVERNMENT PROCUREMENT POLICY BOARD-TECHNICAL SUPPORT OFFICE

For general administration and support, support to operations, and operations, as indicated hereunder	₱	181,753,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	24,236,000	₱	38,728,000	₱	52,296,000	₱	115,260,000
Support to Operations		3,777,000		18,169,000				21,946,000
Operations		21,943,000		22,604,000				44,547,000

PROCUREMENT POLICY ADVISORY AND TECHNICAL SUPPORT PROGRAM		21,943,000		22,604,000				44,547,000

TOTAL NEW APPROPRIATIONS	₱	49,956,000	₱	79,501,000	₱	52,296,000	₱	181,753,000

204	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Special Provision(s)

1. Reporting and Posting Requirements. The Government Procurement Policy Board-Technical Support Office (GPPB-TSO) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)	GPPB-TSO’s website.

The GPPB-TSO shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	24,236,000	₱	38,728,000	₱	52,296,000	₱	115,260,000

Sub-total, General Administration and Support		24,236,000		38,728,000		52,296,000		115,260,000

Support to Operations
Information and Communications
Technology Systems Services		3,777,000		18,169,000				21,946,000

Sub-total, Support to Operations		3,777,000		18,169,000				21,946,000

Operations
PROCUREMENT POLICY ADVISORY AND TECHNICAL SUPPORT PROGRAM		21,943,000		22,604,000				44,547,000

Technical and Administrative Support to the Government Procurement Policy Board thru Legal and Research, Capacity Development and Performance Monitoring Services		21,943,000		22,604,000				44,547,000

Sub-total, Operations		21,943,000		22,604,000				44,547,000

TOTAL NEW APPROPRIATIONS	₱	49,956,000	₱	79,501,000	₱	52,296,000	₱	181,753,000

JANUARY 5, 2026	OFFICIAL GAZETTE	205
DEPARTMENT OF BUDGET AND MANAGEMENT

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	36,977

Total Permanent Positions	36,977

Other Compensation Common to All
Personnel Economic Relief Allowance	1,104
Representation Allowance	624
Transportation Allowance	624
Clothing and Uniform Allowance	322
Mid-Year Bonus - Civilian	3,082
Year End Bonus	3,082
Cash Gift	230
Productivity Enhancement Incentive	230
Step Increment	93

Total Other Compensation Common to All	9,391

Other Benefits
PAG-IBIG Contributions	111
PhilHealth Contributions	846
Employees Compensation Insurance Premiums	55
Loyalty Award - Civilian	15

Total Other Benefits	1,027

Non-Permanent Positions	2,561

Total Personnel Services	49,956

Maintenance and Other Operating Expenses
Travelling Expenses	2,038
Training and Scholarship Expenses	12,533
Supplies and Materials Expenses	4,075
Utility Expenses	9,160
Communication Expenses	3,177
Awards/Rewards and Prizes	100
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	9,874
General Services	17,170
Repairs and Maintenance	650

206	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Taxes, Insurance Premiums and Other Fees	1,100
Other Maintenance and Operating Expenses
Advertising Expenses	699
Representation Expenses	1,275
Rent/Lease Expenses	250
Subscription Expenses	16,702
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	79,501

Total Current Operating Expenditures	129,457

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	43,000
Machinery and Equipment Outlay	9,296

Total Capital Outlays	52,296

TOTAL NEW APPROPRIATIONS	181,753

JANUARY 5, 2026	OFFICIAL GAZETTE	207
DEPARTMENT OF BUDGET AND MANAGEMENT

GENERAL SUMMARY

DEPARTMENT OF BUDGET AND MANAGEMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	1,246,000,000	₱	1,889,392,000	₱	147,249,000	₱	3,282,641,000
B. GOVERNMENT PROCUREMENT POLICY BOARD-TECHNICAL SUPPORT OFFICE		49,956,000		79,501,000		52,296,000		181,753,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF BUDGET AND MANAGEMENT	₱	1,295,956,000	₱	1,968,893,000	₱	199,545,000	₱	3,464,394,000

208	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

VII. DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	2,706,733,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	379,435,000	₱	364,374,000	₱	587,920,000	₱	1,331,729,000
Support to Operations		86,944,000		14,793,000				101,737,000
Operations		698,693,000		423,412,000				1,122,105,000

SOCIO-ECONOMIC POLICY AND PLANNING PROGRAM		374,735,000		337,557,000				712,292,000
NATIONAL INVESTMENT PROGRAMMING PROGRAM		170,071,000		9,526,000				179,597,000
NATIONAL DEVELOPMENT MONITORING AND EVALUATION PROGRAM		153,887,000		76,329,000				230,216,000

Total, Regular Programs		1,165,072,000		802,579,000		587,920,000		2,555,571,000

B. PROJECTS
Locally-Funded Project(s)				151,162,000				151,162,000

Total, Project(s)				151,162,000				151,162,000

TOTAL NEW APPROPRIATIONS	₱	1,165,072,000	₱	953,741,000	₱	587,920,000	₱	2,706,733,000

Special Provision(s)

1.  Public-Private Partnership Projects and Official Development Assistance. The Department of Economy, Planning, and Development shall evaluate public-private partnership projects and official development assistance loan-funded projects to determine their technical, financial, economic, and social viability.

2. Appropriations for Regional Development Councils. The amount appropriated herein for the Regional Development Councils (RDCs) shall be allocated among, and released directly to, the sixteen (16) RDCs to be used for their operations, including the monitoring of development projects undertaken by agencies and special development authorities in their respective regions.

3. Public Investment Program. The DEPDev shall submit a copy of the Public Investment Program and its updates, to the House Committee on Appropriations, Senate Committee on Finance, and Committees on Economic Affairs of both Houses of Congress.

4. Gross National Happiness. The DEPDev shall ensure that the implementation of projects and activities authorized under this Act should contribute towards the improvement of the level of happiness in the country as measured through the four pillars of the Bhutanese concept of gross national happiness - good governance, sustainable socio-economic development, preservation and promotion of culture, and environmental conservation.

5. Grants for Innovation Programs, Activities, and Projects. Of the amount appropriated herein for the Establishment of Innovation Fund, One Hundred Million Pesos (P100,000,000) shall be contributed to the Revolving Fund - Innovation Fund to be deposited in authorized government depository banks to be used for the issuance of grants for innovation programs, activities, and projects in accordance with Section 21 of R.A. No. 11293. Public-Private Partnership shall also be encouraged in the development and implementation of innovation initiatives in the sphere of research, development and extension, education, product development and testing, among others.

The implementation of this Program shall be subject to the guidelines to be issued by the DEPDev and confirmed by the National Innovation Council.

JANUARY 5, 2026	OFFICIAL GAZETTE	209
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

6. Reporting and Posting Requirements. The DEPDev shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)

Unified Reporting System (URS) or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the Budget and Treasury Management System (BTMS); and

(b)	DEPDev’s website.

The DEPDev shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

7. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	361,871,000	₱	363,309,000	₱	587,920,000	₱	1,313,100,000

National Capital Region (NCR)		156,597,000		240,905,000		517,037,000		914,539,000

Central Office		156,597,000		240,905,000		517,037,000		914,539,000
Region I - Ilocos		15,838,000		9,839,000		2,700,000		28,377,000

Regional Office - I		15,838,000		9,839,000		2,700,000		28,377,000
Cordillera Administrative Region (CAR)		12,815,000		5,549,000				18,364,000

Regional Office - CAR		12,815,000		5,549,000				18,364,000
Region II - Cagayan Valley		12,848,000		7,509,000		3,400,000		23,757,000

Regional Office - II		12,848,000		7,509,000		3,400,000		23,757,000
Region III - Central Luzon		15,138,000		9,139,000		8,988,000		33,265,000

Regional Office - III		15,138,000		9,139,000		8,988,000		33,265,000
Region IVA - CALABARZON		10,588,000		6,087,000		8,250,000		24,925,000

Regional Office - IVA		10,588,000		6,087,000		8,250,000		24,925,000
Region IVB - MIMAROPA		12,838,000		9,334,000		6,750,000		28,922,000

Regional Office - IVB		12,838,000		9,334,000		6,750,000		28,922,000
Region V - Bicol		12,690,000		5,520,000		3,337,000		21,547,000

Regional Office - V		12,690,000		5,520,000		3,337,000		21,547,000

210	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region VI - Western Visayas	15,908,000	6,527,000	1,386,000	23,821,000

Regional Office - VI	15,908,000	6,527,000	1,386,000	23,821,000
Negros Island Region (NIR)		8,020,000		8,020,000

Regional Office - NIR		8,020,000		8,020,000
Region VII - Central Visayas	13,831,000	7,499,000	4,200,000	25,530,000

Regional Office - VII	13,831,000	7,499,000	4,200,000	25,530,000
Region VIII - Eastern Visayas	15,386,000	6,767,000		22,153,000

Regional Office - VIII	15,386,000	6,767,000		22,153,000
Region IX - Zamboanga Peninsula	12,214,000	7,982,000	9,100,000	29,296,000

Regional Office - IX	12,214,000	7,982,000	9,100,000	29,296,000
Region X - Northern Mindanao	13,117,000	6,510,000	9,476,000	29,103,000

Regional Office - X	13,117,000	6,510,000	9,476,000	29,103,000
Region XI - Davao	13,394,000	8,957,000	220,000	22,571,000

Regional Office - XI	13,394,000	8,957,000	220,000	22,571,000
Region XII - SOCCSKSARGEN	15,816,000	9,236,000	9,167,000	34,219,000

Regional Office - XII	15,816,000	9,236,000	9,167,000	34,219,000
Region XIII - Caraga	12,853,000	7,929,000	3,909,000	24,691,000

Regional Office - XIII	12,853,000	7,929,000	3,909,000	24,691,000
Legislative Liaison Services	5,180,000	377,000		5,557,000

National Capital Region (NCR)	5,180,000	377,000		5,557,000

Central Office	5,180,000	377,000		5,557,000
Human Resource Development		688,000		688,000

National Capital Region (NCR)		688,000		688,000

Central Office		688,000		688,000
Administration of Personnel Benefits	12,384,000			12,384,000

National Capital Region (NCR)	1,020,000			1,020,000

Central Office	1,020,000			1,020,000
Region I - Ilocos	282,000			282,000

Regional Office - I	282,000			282,000

JANUARY 5, 2026	OFFICIAL GAZETTE	211
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

Cordillera Administrative Region (CAR)	1,175,000			1,175,000

Regional Office - CAR	1,175,000			1,175,000
Region II - Cagayan Valley	2,743,000			2,743,000

Regional Office - II	2,743,000			2,743,000
Region XII - SOCCSKSARGEN	7,164,000			7,164,000

Regional Office - XII	7,164,000			7,164,000

Sub-total, General Administration and Support	379,435,000	364,374,000	587,920,000	1,331,729,000

Support to Operations
Internal Planning and Management Services	12,735,000	2,796,000		15,531,000

National Capital Region (NCR)	12,735,000	2,796,000		15,531,000

Central Office	12,735,000	2,796,000		15,531,000
Public Relations, Multimedia Development, and Knowledge Management	19,360,000	9,252,000		28,612,000

National Capital Region (NCR)	19,360,000	9,252,000		28,612,000

Central Office	19,360,000	9,252,000		28,612,000
Internal Information and Communications Technology (ICT) Services	34,551,000	1,620,000		36,171,000

National Capital Region (NCR)	17,772,000	1,620,000		19,392,000

Central Office	17,772,000	1,620,000		19,392,000
Region I - Ilocos	1,238,000			1,238,000

Regional Office - I	1,238,000			1,238,000
Cordillera Administrative Region (CAR)	1,231,000			1,231,000

Regional Office - CAR	1,231,000			1,231,000
Region II - Cagayan Valley	1,231,000			1,231,000

Regional Office - II	1,231,000			1,231,000
Region III - Central Luzon	699,000			699,000

Regional Office - III	699,000			699,000
Region IVA - CALABARZON	1,231,000			1,231,000

Regional Office - IVA	1,231,000			1,231,000

212	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region IVB - MIMAROPA	1,244,000		1,244,000

Regional Office - IVB	1,244,000		1,244,000
Region V - Bicol	1,231,000		1,231,000

Regional Office - V	1,231,000		1,231,000
Region VII - Central Visayas	1,236,000		1,236,000

Regional Office - VII	1,236,000		1,236,000
Region VIII - Eastern Visayas	1,238,000		1,238,000

Regional Office - VIII	1,238,000		1,238,000
Region IX - Zamboanga Peninsula	1,231,000		1,231,000

Regional Office - IX	1,231,000		1,231,000
Region X - Northern Mindanao	1,245,000		1,245,000

Regional Office - X	1,245,000		1,245,000
Region XI - Davao	1,243,000		1,243,000

Regional Office - XI	1,243,000		1,243,000
Region XII - SOCCSKSARGEN	1,245,000		1,245,000

Regional Office - XII	1,245,000		1,245,000
Region XIII - Caraga	1,236,000		1,236,000

Regional Office - XIII	1,236,000		1,236,000
Legal Services	20,298,000	1,125,000	21,423,000

National Capital Region (NCR)	20,298,000	1,125,000	21,423,000

Central Office	20,298,000	1,125,000	21,423,000

Sub-total, Support to Operations	86,944,000	14,793,000	101,737,000

Operations

SOCIO-ECONOMIC POLICY AND PLANNING PROGRAM	374,735,000	337,557,000	712,292,000

Coordination of Formulation and Updating of National, Inter-Regional, Regional and Sectoral Socio-Economic, Physical and Development Policies and Plans	183,770,000	111,482,000	295,252,000

National Capital Region (NCR)	87,315,000	76,883,000	164,198,000

Central Office	87,315,000	76,883,000	164,198,000

JANUARY 5, 2026	OFFICIAL GAZETTE	213
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

Region I - Ilocos	6,246,000	1,917,000	8,163,000

Regional Office - I	6,246,000	1,917,000	8,163,000
Cordillera Administrative Region (CAR)	5,190,000	1,711,000	6,901,000

Regional Office - CAR	5,190,000	1,711,000	6,901,000
Region II - Cagayan Valley	6,922,000	2,807,000	9,729,000

Regional Office - II	6,922,000	2,807,000	9,729,000
Region III - Central Luzon	4,788,000	1,055,000	5,843,000

Regional Office - III	4,788,000	1,055,000	5,843,000
Region IVA - CALABARZON	5,564,000	1,659,000	7,223,000

Regional Office - IVA	5,564,000	1,659,000	7,223,000
Region IVB - MIMAROPA	6,913,000	2,331,000	9,244,000

Regional Office - IVB	6,913,000	2,331,000	9,244,000
Region V - Bicol	6,972,000	3,089,000	10,061,000

Regional Office - V	6,972,000	3,089,000	10,061,000
Region VI - Western Visayas	6,872,000	3,796,000	10,668,000

Regional Office - VI	6,872,000	3,796,000	10,668,000
Negros Island Region (NIR)		3,265,000	3,265,000

Regional Office - NIR		3,265,000	3,265,000
Region VII - Central Visayas	6,935,000	777,000	7,712,000

Regional Office - VII	6,935,000	777,000	7,712,000
Region VIII - Eastern Visayas	6,858,000	1,453,000	8,311,000

Regional Office - VIII	6,858,000	1,453,000	8,311,000
Region IX - Zamboanga Peninsula	7,090,000	2,426,000	9,516,000

Regional Office - IX	7,090,000	2,426,000	9,516,000
Region X - Northern Mindanao	6,297,000	3,311,000	9,608,000

Regional Office - X	6,297,000	3,311,000	9,608,000
Region XI - Davao	6,912,000	414,000	7,326,000

Regional Office - XI	6,912,000	414,000	7,326,000

214	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region XII - SOCCSKSARGEN	6,009,000	1,421,000	7,430,000

Regional Office - XII	6,009,000	1,421,000	7,430,000
Region XIII - Caraga	6,887,000	3,167,000	10,054,000

Regional Office - XIII	6,887,000	3,167,000	10,054,000
Provision of Technical and Secretariat Support
Services to the Economy and Development Council and its Committees and Other Inter-Agency Committees	26,674,000	63,424,000	90,098,000

National Capital Region (NCR)	26,674,000	51,273,000	77,947,000

Central Office	26,674,000	51,273,000	77,947,000
Region I - Ilocos		115,000	115,000

Regional Office - I		115,000	115,000
Cordillera Administrative Region (CAR)		115,000	115,000

Regional Office - CAR		115,000	115,000
Region II - Cagayan Valley		155,000	155,000

Regional Office - II		155,000	155,000
Region III - Central Luzon		136,000	136,000

Regional Office - III		136,000	136,000
Region IVA - CALABARZON		115,000	115,000

Regional Office - IVA		115,000	115,000
Region IVB - MIMAROPA		182,000	182,000

Regional Office - IVB		182,000	182,000
Region V - Bicol		233,000	233,000

Regional Office - V		233,000	233,000
Region VI - Western Visayas		9,416,000	9,416,000

Regional Office - VI		9,416,000	9,416,000
Negros Island Region (NIR)		235,000	235,000

Regional Office - NIR		235,000	235,000
Region VII - Central Visayas		155,000	155,000

Regional Office - VII		155,000	155,000

JANUARY 5, 2026	OFFICIAL GAZETTE	215
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

Region VIII - Eastern Visayas		155,000	155,000

Regional Office - VIII		155,000	155,000
Region IX - Zamboanga Peninsula		240,000	240,000

Regional Office - IX		240,000	240,000
Region X - Northern Mindanao		155,000	155,000

Regional Office - X		155,000	155,000
Region XI - Davao		348,000	348,000

Regional Office - XI		348,000	348,000
Region XII - SOCCSKSARGEN		241,000	241,000

Regional Office - XII		241,000	241,000
Region XIII - Caraga		155,000	155,000

Regional Office - XIII		155,000	155,000
Provision of Support Services to Regional Development Councils	21,718,000	153,825,000	175,543,000

National Capital Region (NCR)		80,248,000	80,248,000

Central Office		80,248,000	80,248,000
Region I - Ilocos	2,097,000	4,060,000	6,157,000

Regional Development Council - I	2,097,000	4,060,000	6,157,000
Cordillera Administrative Region (CAR)	1,626,000	7,660,000	9,286,000

Regional Office - CAR		46,000	46,000
Regional Development Council - CAR	1,626,000	7,614,000	9,240,000
Region II - Cagayan Valley	588,000	4,226,000	4,814,000

Regional Office - II		44,000	44,000
Regional Development Council - II	588,000	4,182,000	4,770,000
Region III - Central Luzon	2,097,000	3,380,000	5,477,000

Regional Office - III		23,000	23,000
Regional Development Council - III	2,097,000	3,357,000	5,454,000
Region IVA - CALABARZON	1,481,000	4,402,000	5,883,000

Regional Office - IVA		70,000	70,000
Regional Development Council - IVA	1,481,000	4,332,000	5,813,000

216	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region IVB - MIMAROPA	865,000	5,719,000	6,584,000

Regional Office - IVB		58,000	58,000
Regional Development Council - IVB	865,000	5,661,000	6,526,000
Region V - Bicol	766,000	4,290,000	5,056,000

Regional Office - V		69,000	69,000
Regional Development Council - V	766,000	4,221,000	4,987,000
Region VI - Western Visayas	1,223,000	3,981,000	5,204,000

Regional Office - VI		35,000	35,000
Regional Development Council - VI	1,223,000	3,946,000	5,169,000
Negros Island Region (NIR)		3,825,000	3,825,000

Regional Office - NIR		35,000	35,000
Regional Development Council - NIR		3,790,000	3,790,000
Region VII - Central Visayas	1,218,000	4,358,000	5,576,000

Regional Development Council - VII	1,218,000	4,358,000	5,576,000
Region VIII - Eastern Visayas	1,857,000	5,759,000	7,616,000

Regional Office - VIII		144,000	144,000
Regional Development Council - VIII	1,857,000	5,615,000	7,472,000
Region IX - Zamboanga Peninsula	1,712,000	5,360,000	7,072,000

Regional Office - IX		156,000	156,000
Regional Development Council - IX	1,712,000	5,204,000	6,916,000
Region X - Northern Mindanao	1,563,000	4,049,000	5,612,000

Regional Office - X		98,000	98,000
Regional Development Council - X	1,563,000	3,951,000	5,514,000
Region XI - Davao	956,000	3,820,000	4,776,000

Regional Office - XI		34,000	34,000
Regional Development Council - XI	956,000	3,786,000	4,742,000
Region XII - SOCCSKSARGEN	1,953,000	4,527,000	6,480,000

Regional Office - XII		32,000	32,000
Regional Development Council - XII	1,953,000	4,495,000	6,448,000

JANUARY 5, 2026	OFFICIAL GAZETTE	217
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

Region XIII - Caraga	1,716,000	4,161,000	5,877,000

Regional Office - XIII		79,000	79,000
Regional Development Council - XIII	1,716,000	4,082,000	5,798,000
Provision of Advisory Services and Assistance to the President, Cabinet, Congress, Inter-Agency Bodies, and Other Government Entities and Instrumentalities on Socio-Economic and Development Matters	133,992,000	8,541,000	142,533,000

National Capital Region (NCR)	41,380,000	5,068,000	46,448,000

Central Office	41,380,000	5,068,000	46,448,000
Region I - Ilocos	4,532,000	459,000	4,991,000

Regional Office - I	4,532,000	459,000	4,991,000
Cordillera Administrative Region (CAR)	7,076,000	307,000	7,383,000

Regional Office - CAR	7,076,000	307,000	7,383,000
Region II - Cagayan Valley	6,397,000	75,000	6,472,000

Regional Office - II	6,397,000	75,000	6,472,000
Region III - Central Luzon	6,424,000	200,000	6,624,000

Regional Office - III	6,424,000	200,000	6,624,000
Region IVA - CALABARZON	6,838,000	511,000	7,349,000

Regional Office - IVA	6,838,000	511,000	7,349,000
Region IVB - MIMAROPA	6,957,000	139,000	7,096,000

Regional Office - IVB	6,957,000	139,000	7,096,000
Region V - Bicol	6,933,000	240,000	7,173,000

Regional Office - V	6,933,000	240,000	7,173,000
Region VI - Western Visayas	4,297,000	181,000	4,478,000

Regional Office - VI	4,297,000	181,000	4,478,000
Negros Island Region (NIR)		180,000	180,000

Regional Office - NIR		180,000	180,000
Region VII - Central Visayas	5,506,000	376,000	5,882,000

Regional Office - VII	5,506,000	376,000	5,882,000
Region VIII - Eastern Visayas	7,590,000	394,000	7,984,000

Regional Office - VIII	7,590,000	394,000	7,984,000

218	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region IX - Zamboanga Peninsula	3,930,000	163,000	4,093,000

Regional Office - IX	3,930,000	163,000	4,093,000
Region X - Northern Mindanao	6,296,000	78,000	6,374,000

Regional Office - X	6,296,000	78,000	6,374,000
Region XI - Davao	6,045,000	80,000	6,125,000

Regional Office - XI	6,045,000	80,000	6,125,000
Region XII - SOCCSKSARGEN	6,884,000	50,000	6,934,000

Regional Office - XII	6,884,000	50,000	6,934,000
Region XIII - Caraga	6,907,000	40,000	6,947,000

Regional Office - XIII	6,907,000	40,000	6,947,000
Provision of Technical and Secretariat Support Services to the LEDAC and its Sub-Committee and Technical Working Group	8,581,000	285,000	8,866,000

National Capital Region (NCR)	8,581,000	285,000	8,866,000

Central Office	8,581,000	285,000	8,866,000
NATIONAL INVESTMENT PROGRAMMING PROGRAM	170,071,000	9,526,000	179,597,000

Provision of Technical and Secretariat Support Services to the Investment Coordination Committee and the Infrastructure Committee	4,507,000	808,000	5,315,000

National Capital Region (NCR)	4,507,000	808,000	5,315,000

Central Office	4,507,000	808,000	5,315,000
Coordination of the Formulation and Updating of Public Investment Programs	133,066,000	5,963,000	139,029,000

National Capital Region (NCR)	39,412,000	1,703,000	41,115,000

Central Office	39,412,000	1,703,000	41,115,000
Region I - Ilocos	4,324,000	387,000	4,711,000

Regional Office - I	4,324,000	387,000	4,711,000
Cordillera Administrative Region (CAR)	6,986,000	284,000	7,270,000

Regional Office - CAR	6,986,000	284,000	7,270,000
Region II - Cagayan Valley	6,331,000	133,000	6,464,000

Regional Office - II	6,331,000	133,000	6,464,000

JANUARY 5, 2026	OFFICIAL GAZETTE	219
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

Region III - Central Luzon	6,257,000	227,000	6,484,000

Regional Office - III	6,257,000	227,000	6,484,000
Region IVA - CALABARZON	5,212,000	482,000	5,694,000

Regional Office - IVA	5,212,000	482,000	5,694,000
Region IVB - MIMAROPA	6,946,000	375,000	7,321,000

Regional Office - IVB	6,946,000	375,000	7,321,000
Region V - Bicol	6,409,000	183,000	6,592,000

Regional Office - V	6,409,000	183,000	6,592,000
Region VI - Western Visayas	5,167,000	114,000	5,281,000

Regional Office - VI	5,167,000	114,000	5,281,000
Negros Island Region (NIR)		115,000	115,000

Regional Office - NIR		115,000	115,000
Region VII - Central Visayas	6,871,000	419,000	7,290,000

Regional Office - VII	6,871,000	419,000	7,290,000
Region VIII - Eastern Visayas	6,212,000	536,000	6,748,000

Regional Office - VIII	6,212,000	536,000	6,748,000
Region IX - Zamboanga Peninsula	5,292,000	159,000	5,451,000

Regional Office - IX	5,292,000	159,000	5,451,000
Region X - Northern Mindanao	6,881,000	350,000	7,231,000

Regional Office - X	6,881,000	350,000	7,231,000
Region XI - Davao	7,002,000	140,000	7,142,000

Regional Office - XI	7,002,000	140,000	7,142,000
Region XII - SOCCSKSARGEN	6,859,000	289,000	7,148,000

Regional Office - XII	6,859,000	289,000	7,148,000
Region XIII - Caraga	6,905,000	67,000	6,972,000

Regional Office - XIII	6,905,000	67,000	6,972,000
Appraisal of Proposed Projects for Official Development Assistance, Local Financing, and for Public-Private Partnership Implementation	14,877,000	722,000	15,599,000

220	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

National Capital Region (NCR)	14,877,000	722,000	15,599,000

Central Office	14,877,000	722,000	15,599,000
Coordination of the Programming of Official Development Assistance in the Form of Grants and Concessional Loans	17,621,000	2,033,000	19,654,000

National Capital Region (NCR)	17,621,000	2,033,000	19,654,000

Central Office	17,621,000	2,033,000	19,654,000
NATIONAL DEVELOPMENT MONITORING AND EVALUATION PROGRAM	153,887,000	76,329,000	230,216,000

Monitoring and Evaluation of the Implementation of Plans, Programs, Policies and Projects	153,887,000	76,295,000	230,182,000

National Capital Region (NCR)	60,642,000	57,147,000	117,789,000

Central Office	60,642,000	57,147,000	117,789,000
Region I - Ilocos	6,222,000	1,449,000	7,671,000

Regional Office - I	6,222,000	376,000	6,598,000
Regional Development Council - I		1,073,000	1,073,000
Cordillera Administrative Region (CAR)	5,225,000	2,570,000	7,795,000

Regional Office - CAR	5,225,000	147,000	5,372,000
Regional Development Council - CAR		2,423,000	2,423,000
Region II - Cagayan Valley	5,643,000	467,000	6,110,000

Regional Office - II	5,643,000	74,000	5,717,000
Regional Development Council - II		393,000	393,000
Region III - Central Luzon	6,261,000	1,016,000	7,277,000

Regional Office - III	6,261,000	197,000	6,458,000
Regional Development Council - III		819,000	819,000
Region IVA - CALABARZON	5,439,000	1,353,000	6,792,000

Regional Office - IVA	5,439,000	163,000	5,602,000
Regional Development Council - IVA		1,190,000	1,190,000
Region IVB - MIMAROPA	7,041,000	1,084,000	8,125,000

Regional Office - IVB	7,041,000	186,000	7,227,000
Regional Development Council - IVB		898,000	898,000

JANUARY 5, 2026	OFFICIAL GAZETTE	221
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

Region V - Bicol	6,186,000	1,193,000	7,379,000

Regional Office - V	6,186,000	163,000	6,349,000
Regional Development Council - V		1,030,000	1,030,000
Region VI - Western Visayas	6,848,000	934,000	7,782,000

Regional Office - VI	6,848,000	168,000	7,016,000
Regional Development Council - VI		766,000	766,000
Negros Island Region (NIR)		930,000	930,000

Regional Office - NIR		165,000	165,000
Regional Development Council - NIR		765,000	765,000
Region VII - Central Visayas	7,012,000	1,182,000	8,194,000

Regional Office - VII	7,012,000	272,000	7,284,000
Regional Development Council - VII		910,000	910,000
Region VIII - Eastern Visayas	6,929,000	1,616,000	8,545,000

Regional Office - VIII	6,929,000	252,000	7,181,000
Regional Development Council - VIII		1,364,000	1,364,000
Region IX - Zamboanga Peninsula	6,347,000	1,046,000	7,393,000

Regional Office - IX	6,347,000	75,000	6,422,000
Regional Development Council - IX		971,000	971,000
Region X - Northern Mindanao	5,052,000	1,262,000	6,314,000

Regional Office - X	5,052,000	74,000	5,126,000
Regional Development Council - X		1,188,000	1,188,000
Region XI - Davao	6,971,000	1,166,000	8,137,000

Regional Office - XI	6,971,000	64,000	7,035,000
Regional Development Council - XI		1,102,000	1,102,000
Region XII - SOCCSKSARGEN	5,222,000	1,031,000	6,253,000

Regional Office - XII	5,222,000	33,000	5,255,000
Regional Development Council - XII		998,000	998,000
Region XIII - Caraga	6,847,000	849,000	7,696,000

222	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Regional Office - XIII		6,847,000		51,000				6,898,000
Regional Development Council - XIII				798,000				798,000
Evaluation Services Pursuant to Laws, Rules and Regulations, and other Issuances				34,000				34,000

National Capital Region (NCR)				34,000				34,000

Central Office				34,000				34,000

Sub-total, Operations		698,693,000		423,412,000				1,122,105,000

Total, Regular Programs		1,165,072,000		802,579,000		587,920,000		2,555,571,000

PROJECTS
Locally-Funded Project(s)
Implementation of the Management Information System				7,265,000				7,265,000

National Capital Region (NCR)				7,265,000				7,265,000

Central Office				7,265,000				7,265,000

Establishment of Innovation Fund Pursuant to Section 21 of Republic Act No. 11293 Including Provision of Secretariat Services to the National Innovation Council				143,897,000				143,897,000

National Capital Region (NCR)				134,932,000				134,932,000

Central Office				134,932,000				134,932,000
Region IVB - MIMAROPA				3,000,000				3,000,000

Regional Office - IVB				3,000,000				3,000,000
Region VIII - Eastern Visayas				2,965,000				2,965,000

Regional Office - VIII				2,965,000				2,965,000
Region X - Northern Mindanao				3,000,000				3,000,000

Regional Office - X				3,000,000				3,000,000
Sub-total, Locally-Funded Project(s)				151,162,000				151,162,000

Total, Project(s)				151,162,000				151,162,000

TOTAL NEW APPROPRIATIONS	₱	1,165,072,000	₱	953,741,000	₱	587,920,000	₱	2,706,733,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

JANUARY 5, 2026	OFFICIAL GAZETTE	223
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	864,957

Total Permanent Positions	864,957

Other Compensation Common to All
Personnel Economic Relief Allowance	29,856
Representation Allowance	14,316
Transportation Allowance	14,316
Clothing and Uniform Allowance	8,708
Honoraria	21,718
Mid-Year Bonus - Civilian	72,087
Year End Bonus	72,087
Cash Gift	6,220
Per Diems	13,975
Productivity Enhancement Incentive	6,220
Step Increment	2,159

Total Other Compensation Common to All	261,662

Other Benefits
PAG-IBIG Contributions	2,987
PhilHealth Contributions	20,328
Employees Compensation Insurance Premiums	1,471
Loyalty Award - Civilian	705
Terminal Leave	12,384

Total Other Benefits	37,875

Non-Permanent Positions	578

Total Personnel Services	1,165,072

Maintenance and Other Operating Expenses
Travelling Expenses	104,266
Training and Scholarship Expenses	35,891
Supplies and Materials Expenses	93,731
Utility Expenses	34,913
Communication Expenses	32,054
Survey, Research, Exploration and Development Expenses	15,072
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	6,461
Professional Services	88,570
General Services	101,408
Repairs and Maintenance	19,510
Financial Assistance/Subsidy	120,000
Taxes, Insurance Premiums and Other Fees	11,058
Other Maintenance and Operating Expenses
Advertising Expenses	229
Printing and Publication Expenses	7,084

224	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Representation Expenses	124,576
Transportation and Delivery Expenses	543
Rent/Lease Expenses	93,709
Membership Dues and Contributions to Organizations	488
Subscription Expenses	63,826
Other Maintenance and Operating Expenses	352

Total Maintenance and Other Operating Expenses	953,741

Total Current Operating Expenditures	2,118,813

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	478,679
Machinery and Equipment Outlay	44,291
Transportation Equipment Outlay	63,450
Furniture, Fixtures and Books Outlay	1,500

Total Capital Outlays	587,920

TOTAL NEW APPROPRIATIONS	2,706,733

B. COMMISSION ON POPULATION AND DEVELOPMENT

For general administration and support, and operations, as indicated hereunder	₱	696,419,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	130,408,000	₱	116,778,000	₱	97,503,000	₱	344,689,000
Operations		127,470,000		224,260,000				351,730,000

PHILIPPINE POPULATION MANAGEMENT PROGRAM		127,470,000		224,260,000				351,730,000

TOTAL NEW APPROPRIATIONS	₱	257,878,000	₱	341,038,000	₱	97,503,000	₱	696,419,000

Special Provision(s)

1. Reporting and Posting Requirements. The Commission on Population and Development (CPD) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)	CPD’s website.

The CPD shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

JANUARY 5, 2026	OFFICIAL GAZETTE	225
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	128,522,000	₱	116,778,000	₱	97,503,000	₱	342,803,000

National Capital Region (NCR)		49,559,000		54,943,000		34,503,000		139,005,000

Central Office		44,773,000		51,210,000		30,303,000		126,286,000
National Capital Region		4,786,000		3,733,000		4,200,000		12,719,000
Region I - Ilocos		4,611,000		3,940,000		4,200,000		12,751,000

Regional Office - I		4,611,000		3,940,000		4,200,000		12,751,000
Cordillera Administrative Region (CAR)		5,645,000		4,763,000		4,200,000		14,608,000

Regional Office - CAR		5,645,000		4,763,000		4,200,000		14,608,000
Region II - Cagayan Valley		4,862,000		5,123,000		4,200,000		14,185,000

Regional Office - II		4,862,000		5,123,000		4,200,000		14,185,000
Region III - Central Luzon		4,763,000		4,664,000		4,200,000		13,627,000

Regional Office - III		4,763,000		4,664,000		4,200,000		13,627,000
Region IVA - CALABARZON		6,505,000		5,319,000		4,200,000		16,024,000

Regional Office - IVA		6,505,000		5,319,000		4,200,000		16,024,000
Region IVB - MIMAROPA		4,767,000		4,368,000		4,200,000		13,335,000

Regional Office - IVB		4,767,000		4,368,000		4,200,000		13,335,000
Region V - Bicol		5,163,000		3,101,000		4,200,000		12,464,000

Regional Office - V		5,163,000		3,101,000		4,200,000		12,464,000
Region VI - Western Visayas		5,170,000		2,543,000		4,200,000		11,913,000

Regional Office - VI		5,170,000		2,543,000		4,200,000		11,913,000
Region VII - Central Visayas		5,058,000		4,744,000		4,200,000		14,002,000

Regional Office - VII		5,058,000		4,744,000		4,200,000		14,002,000

226	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region VIII - Eastern Visayas	4,492,000	4,358,000	4,200,000	13,050,000

Regional Office - VIII	4,492,000	4,358,000	4,200,000	13,050,000
Region IX - Zamboanga Peninsula	5,599,000	4,199,000	4,200,000	13,998,000

Regional Office - IX	5,599,000	4,199,000	4,200,000	13,998,000
Region X - Northern Mindanao	6,061,000	3,901,000	4,200,000	14,162,000

Regional Office - X	6,061,000	3,901,000	4,200,000	14,162,000
Region XI - Davao	6,081,000	2,820,000	4,200,000	13,101,000

Regional Office - XI	6,081,000	2,820,000	4,200,000	13,101,000
Region XII - SOCCSKSARGEN	4,569,000	4,542,000	4,200,000	13,311,000

Regional Office - XII	4,569,000	4,542,000	4,200,000	13,311,000
Region XIII - Caraga	5,617,000	3,450,000	4,200,000	13,267,000

Regional Office - XIII	5,617,000	3,450,000	4,200,000	13,267,000
Administration of Personnel Benefits	1,886,000			1,886,000

Region VII - Central Visayas	292,000			292,000

Regional Office - VII	292,000			292,000
Region X - Northern Mindanao	1,324,000			1,324,000

Regional Office - X	1,324,000			1,324,000
Region XI - Davao	73,000			73,000

Regional Office - XI	73,000			73,000
Region XIII - Caraga	197,000			197,000

Regional Office - XIII	197,000			197,000

Sub-total, General Administration and Support	130,408,000	116,778,000	97,503,000	344,689,000

Operations
PHILIPPINE POPULATION MANAGEMENT PROGRAM	127,470,000	224,260,000		351,730,000

Coordination and Development of Population Policy and Programs	84,286,000	51,433,000		135,719,000

National Capital Region (NCR)	15,964,000	18,023,000		33,987,000

Central Office	11,474,000	15,794,000		27,268,000
National Capital Region	4,490,000	2,229,000		6,719,000

JANUARY 5, 2026	OFFICIAL GAZETTE	227
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

Region I - Ilocos	4,195,000	1,396,000	5,591,000

Regional Office - I	4,195,000	1,396,000	5,591,000
Cordillera Administrative Region (CAR)	4,971,000	1,328,000	6,299,000

Regional Office - CAR	4,971,000	1,328,000	6,299,000
Region II - Cagayan Valley	4,971,000	2,084,000	7,055,000

Regional Office - II	4,971,000	2,084,000	7,055,000
Region III - Central Luzon	5,007,000	1,886,000	6,893,000

Regional Office - III	5,007,000	1,886,000	6,893,000
Region IVA - CALABARZON	4,995,000	4,311,000	9,306,000

Regional Office - IVA	4,995,000	4,311,000	9,306,000
Region IVB - MIMAROPA	4,795,000	1,553,000	6,348,000

Regional Office - IVB	4,795,000	1,553,000	6,348,000
Region V - Bicol	3,476,000	1,585,000	5,061,000

Regional Office - V	3,476,000	1,585,000	5,061,000
Region VI - Western Visayas	4,981,000	2,864,000	7,845,000

Regional Office - VI	4,981,000	2,864,000	7,845,000
Region VII - Central Visayas	3,985,000	1,271,000	5,256,000

Regional Office - VII	3,985,000	1,271,000	5,256,000
Region VIII - Eastern Visayas	3,668,000	1,105,000	4,773,000

Regional Office - VIII	3,668,000	1,105,000	4,773,000
Region IX - Zamboanga Peninsula	4,154,000	1,185,000	5,339,000

Regional Office - IX	4,154,000	1,185,000	5,339,000
Region X - Northern Mindanao	4,482,000	1,680,000	6,162,000

Regional Office - X	4,482,000	1,680,000	6,162,000
Region XI - Davao	4,971,000	2,278,000	7,249,000

Regional Office - XI	4,971,000	2,278,000	7,249,000
Region XII - SOCCSKSARGEN	4,982,000	5,061,000	10,043,000

Regional Office - XII	4,982,000	5,061,000	10,043,000

228	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region XIII - Caraga	4,689,000	3,823,000	8,512,000

Regional Office - XIII	4,689,000	3,823,000	8,512,000
Support to the Implementation of Approved National, Sectoral, Regional and Local Population Plans and Programs	43,184,000	111,723,000	154,907,000

National Capital Region (NCR)	18,284,000	82,895,000	101,179,000

Central Office	16,369,000	81,185,000	97,554,000
National Capital Region	1,915,000	1,710,000	3,625,000
Region I - Ilocos	1,915,000	2,556,000	4,471,000

Regional Office - I	1,915,000	2,556,000	4,471,000
Cordillera Administrative Region (CAR)	1,915,000	2,138,000	4,053,000

Regional Office - CAR	1,915,000	2,138,000	4,053,000
Region II - Cagayan Valley	1,915,000	1,604,000	3,519,000

Regional Office - II	1,915,000	1,604,000	3,519,000
Region III - Central Luzon	1,915,000	1,980,000	3,895,000

Regional Office - III	1,915,000	1,980,000	3,895,000
Region IVA - CALABARZON	1,915,000	732,000	2,647,000

Regional Office - IVA	1,915,000	732,000	2,647,000
Region IVB - MIMAROPA		2,703,000	2,703,000

Regional Office - IVB		2,703,000	2,703,000
Region V - Bicol	1,915,000	2,105,000	4,020,000

Regional Office - V	1,915,000	2,105,000	4,020,000
Region VI - Western Visayas	1,915,000	4,538,000	6,453,000

Regional Office - VI	1,915,000	4,538,000	6,453,000
Region VII - Central Visayas	1,915,000	910,000	2,825,000

Regional Office - VII	1,915,000	910,000	2,825,000
Region VIII - Eastern Visayas	1,915,000	1,841,000	3,756,000

Regional Office - VIII	1,915,000	1,841,000	3,756,000
Region IX - Zamboanga Peninsula	1,915,000	2,740,000	4,655,000

Regional Office - IX	1,915,000	2,740,000	4,655,000

JANUARY 5, 2026	OFFICIAL GAZETTE	229
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

Region X - Northern Mindanao	1,920,000	2,111,000	4,031,000

Regional Office - X	1,920,000	2,111,000	4,031,000
Region XI - Davao		727,000	727,000

Regional Office - XI		727,000	727,000
Region XII - SOCCSKSARGEN	1,915,000	1,326,000	3,241,000

Regional Office - XII	1,915,000	1,326,000	3,241,000
Region XIII - Caraga	1,915,000	817,000	2,732,000

Regional Office - XIII	1,915,000	817,000	2,732,000
Provision of Grants, Subsidies and Contributions in Support of Population Programs		61,104,000	61,104,000

National Capital Region (NCR)		14,642,000	14,642,000

Central Office		12,198,000	12,198,000
National Capital Region		2,444,000	2,444,000
Region I - Ilocos		2,921,000	2,921,000

Regional Office - I		2,921,000	2,921,000
Cordillera Administrative Region (CAR)		1,766,000	1,766,000

Regional Office - CAR		1,766,000	1,766,000
Region II - Cagayan Valley		2,051,000	2,051,000

Regional Office - II		2,051,000	2,051,000
Region III - Central Luzon		2,481,000	2,481,000

Regional Office - III		2,481,000	2,481,000
Region IVA - CALABARZON		2,567,000	2,567,000

Regional Office - IVA		2,567,000	2,567,000
Region IVB - MIMAROPA		2,434,000	2,434,000

Regional Office - IVB		2,434,000	2,434,000
Region V - Bicol		5,189,000	5,189,000

Regional Office - V		5,189,000	5,189,000
Region VI - Western Visayas		2,093,000	2,093,000

Regional Office - VI		2,093,000	2,093,000

230	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region VII - Central Visayas				3,678,000				3,678,000

Regional Office - VII				3,678,000				3,678,000
Region VIII - Eastern Visayas				4,804,000				4,804,000

Regional Office - VIII				4,804,000				4,804,000
Region IX - Zamboanga Peninsula				2,190,000				2,190,000

Regional Office - IX				2,190,000				2,190,000
Region X - Northern Mindanao				4,592,000				4,592,000

Regional Office - X				4,592,000				4,592,000
Region XI - Davao				3,538,000				3,538,000

Regional Office - XI				3,538,000				3,538,000
Region XII - SOCCSKSARGEN				2,966,000				2,966,000

Regional Office - XII				2,966,000				2,966,000
Region XIII - Caraga				3,192,000				3,192,000

Regional Office - XIII				3,192,000				3,192,000

Sub-total, Operations		127,470,000		224,260,000				351,730,000

TOTAL NEW APPROPRIATIONS	₱	257,878,000	₱	341,038,000	₱	97,503,000	₱	696,419,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	159,334

Total Permanent Positions	159,334

Other Compensation Common to All
Personnel Economic Relief Allowance	7,176
Representation Allowance	3,162
Transportation Allowance	3,018
Clothing and Uniform Allowance	2,093
Mid-Year Bonus - Civilian	13,282

JANUARY 5, 2026	OFFICIAL GAZETTE	231
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

Year End Bonus	13,282
Cash Gift	1,495
Productivity Enhancement Incentive	1,495
Step Increment	389

Total Other Compensation Common to All	45,392

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	46,126

Total Other Compensation for Specific Groups	46,126

Other Benefits
PAG-IBIG Contributions	709
PhilHealth Contributions	3,860
Employees Compensation Insurance Premiums	351
Loyalty Award - Civilian	220
Terminal Leave	1,886

Total Other Benefits	7,026

Total Personnel Services	257,878

Maintenance and Other Operating Expenses
Travelling Expenses	24,937
Training and Scholarship Expenses	70,899
Supplies and Materials Expenses	35,675
Utility Expenses	12,546
Communication Expenses	7,538
Awards/Rewards and Prizes	637
Survey, Research, Exploration and Development Expenses	37,306
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,092
Professional Services	81,678
General Services	18,993
Repairs and Maintenance	11,333
Financial Assistance/Subsidy	12,724
Taxes, Insurance Premiums and Other Fees	4,032
Other Maintenance and Operating Expenses
Advertising Expenses	620
Printing and Publication Expenses	2,229
Representation Expenses	7,678
Transportation and Delivery Expenses	2,286
Rent/Lease Expenses	4,913
Membership Dues and Contributions to Organizations	45
Subscription Expenses	1,840
Other Maintenance and Operating Expenses	1,037

Total Maintenance and Other Operating Expenses	341,038

Total Current Operating Expenditures	598,916

232	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	22,903
Transportation Equipment Outlay	74,600

Total Capital Outlays	97,503

TOTAL NEW APPROPRIATIONS	696,419

C. PHILIPPINE NATIONAL VOLUNTEER SERVICE COORDINATING AGENCY

For general administration and support, and operations, as indicated hereunder	₱	39,011,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	9,723,000	₱	11,923,000		₱	21,646,000
Operations		11,719,000		5,646,000			17,365,000

NATIONAL VOLUNTEER SERVICE PROGRAM		11,719,000		5,646,000			17,365,000

TOTAL NEW APPROPRIATIONS	₱	21,442,000	₱	17,569,000		₱	39,011,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine National Volunteer Service Coordinating Agency (PNVSCA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)	PNVSCA’s website.

The PNVSCA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	9,723,000	₱	11,923,000		₱	21,646,000

Sub-total, General Administration and Support		9,723,000		11,923,000			21,646,000

JANUARY 5, 2026	OFFICIAL GAZETTE	233
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

Operations
NATIONAL VOLUNTEER SERVICE PROGRAM		11,719,000		5,646,000		17,365,000

Policy Advocacy and Technical Assistance		5,273,000		3,870,000		9,143,000
Program Coordination, Partnership Monitoring and Evaluation		6,446,000		1,776,000		8,222,000

Sub-total, Operations		11,719,000		5,646,000		17,365,000

TOTAL NEW APPROPRIATIONS	₱	21,442,000	₱	17,569,000	₱	39,011,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	16,410

Total Permanent Positions	16,410

Other Compensation Common to All
Personnel Economic Relief Allowance	648
Representation Allowance	336
Transportation Allowance	336
Clothing and Uniform Allowance	189
Mid-Year Bonus - Civilian	1,367
Year End Bonus	1,367
Cash Gift	135
Productivity Enhancement Incentive	135
Step Increment	40

Total Other Compensation Common to All	4,553

Other Benefits
PAG-IBIG Contributions	65
PhilHealth Contributions	382
Employees Compensation Insurance Premiums	32

Total Other Benefits	479

Total Personnel Services	21,442

Maintenance and Other Operating Expenses
Travelling Expenses	1,235
Training and Scholarship Expenses	1,043
Supplies and Materials Expenses	2,414

234	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Utility Expenses	792
Communication Expenses	588
Awards/Rewards and Prizes	257
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	632
General Services	2,023
Repairs and Maintenance	375
Taxes, Insurance Premiums and Other Fees	127
Other Maintenance and Operating Expenses
Printing and Publication Expenses	280
Representation Expenses	1,858
Rent/Lease Expenses	4,351
Subscription Expenses	1,208
Other Maintenance and Operating Expenses	250

Total Maintenance and Other Operating Expenses	17,569

Total Current Operating Expenditures	39,011

TOTAL NEW APPROPRIATIONS	39,011

D. PUBLIC-PRIVATE PARTNERSHIP CENTER OF THE PHILIPPINES

For general administration and support, and operations, including foreign assisted project(s) as indicated hereunder	₱	1,168,111,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	43,087,000	₱	105,616,000	₱	6,525,000	₱	155,228,000
Operations		106,305,000		52,979,000		7,449,000		166,733,000

PUBLIC-PRIVATE PARTNERSHIP MANAGEMENT PROGRAM		106,305,000		52,979,000		7,449,000		166,733,000

Total, Regular Programs		149,392,000		158,595,000		13,974,000		321,961,000

B. PROJECTS
Foreign-Assisted Project(s)				845,170,000		980,000		846,150,000

Total, Project(s)				845,170,000		980,000		846,150,000

TOTAL NEW APPROPRIATIONS	₱	149,392,000	₱	1,003,765,000	₱	14,954,000	₱	1,168,111,000

Special Provision(s)

1. Project Development and Monitoring Facility Fund. All income of the Public-Private Partnership Center of the Philippines (PPPCP) sourced from reasonable fees and reimbursements of expenses incurred for pre-investment activities and monitoring of Public-Private Partnership (PPP) project implementation, constituted into a Project Development and Monitoring Facility (PDMF) Fund, shall be used for the preparation and conduct of business case, pre-feasibility and feasibility studies,

JANUARY 5, 2026	OFFICIAL GAZETTE	235
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

preparation of tender documents, appointment of probity advisors, procurement of independent consultants, and third party appraisers, monitoring of their implementation, and other activities in the preparation, procurement, and implementation of PPP projects, in accordance with the policies, procedures, and guidelines prescribed by the PDMF Committee, subject to approval of the PPP Governing Board, and such other issuances as may be issued thereon.

Disbursements or expenditures by the PPPCP in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate civil and criminal actions under existing laws.

2. Reporting and Posting Requirements. The PPPCP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)	PPPCP’s website.

The PPPCP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	40,862,000	₱	105,616,000	₱	6,525,000	₱	153,003,000
Administration of Personnel Benefits		2,225,000						2,225,000

Sub-total, General Administration and Support		43,087,000		105,616,000		6,525,000		155,228,000

Operations
PUBLIC-PRIVATE PARTNERSHIP MANAGEMENT PROGRAM		106,305,000		52,979,000		7,449,000		166,733,000

Project Development and Advisory Assistance		18,582,000		682,000				19,264,000
Management and Administration of the Project Development and Monitoring Facility (PDMF) Funds		11,793,000		401,000				12,194,000
Public-Private Partnership Policy Formulation and Advocacy, and Project Monitoring and Evaluation		32,417,000		810,000				33,227,000
Provision of Capacity Building, Knowledge Management Services, Legal Services and ICT Services		43,513,000		51,086,000		7,449,000		102,048,000

Sub-total, Operations		106,305,000		52,979,000		7,449,000		166,733,000

Total, Regular Programs		149,392,000		158,595,000		13,974,000		321,961,000

PROJECTS
Foreign-Assisted Project(s)

236	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Project Development and Monitoring Facility ADB Loan No. 4577-PHI				845,170,000		980,000		846,150,000

Loan Proceeds				844,700,000		660,000		845,360,000
GOP Counterpart				470,000		320,000		790,000

Sub-total, Foreign-Assisted Project(s)				845,170,000		980,000		846,150,000

Total, Project(s)				845,170,000		980,000		846,150,000

TOTAL NEW APPROPRIATIONS	₱	149,392,000	₱	1,003,765,000	₱	14,954,000	₱	1,168,111,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	114,114

Total Permanent Positions	114,114

Other Compensation Common to All
Personnel Economic Relief Allowance	3,216
Representation Allowance	2,862
Transportation Allowance	2,250
Clothing and Uniform Allowance	938
Mid-Year Bonus - Civilian	9,509
Year End Bonus	9,509
Cash Gift	670
Productivity Enhancement Incentive	670
Step Increment	286

Total Other Compensation Common to All	29,910

Other Benefits
PAG-IBIG Contributions	322
PhilHealth Contributions	2,550
Employees Compensation Insurance Premiums	161
Loyalty Award - Civilian	110
Terminal Leave	2,225

Total Other Benefits	5,368

Total Personnel Services	149,392

Maintenance and Other Operating Expenses
Travelling Expenses	7,218

JANUARY 5, 2026	OFFICIAL GAZETTE	237
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

Training and Scholarship Expenses	6,087
Supplies and Materials Expenses	4,783
Utility Expenses	8,262
Communication Expenses	7,730
Awards/Rewards and Prizes	271
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,194
Professional Services	848,170
General Services	16,175
Repairs and Maintenance	19,182
Taxes, Insurance Premiums and Other Fees	1,100
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,581
Representation Expenses	4,902
Transportation and Delivery Expenses	565
Rent/Lease Expenses	52,728
Subscription Expenses	23,817

Total Maintenance and Other Operating Expenses	1,003,765

Total Current Operating Expenditures	1,153,157

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	8,429
Transportation Equipment Outlay	6,525

Total Capital Outlays	14,954

TOTAL NEW APPROPRIATIONS	1,168,111

E. PHILIPPINE STATISTICAL RESEARCH AND TRAINING INSTITUTE

For general administration and support, and operations, as indicated hereunder	₱	152,320,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	16,267,000	₱	34,308,000		50,575,000
Operations		23,434,000		78,311,000		101,745,000

PHILIPPINE STATISTICAL SYSTEM CAPACITY DEVELOPMENT PROGRAM		15,738,000		71,645,000		87,383,000
STATISTICAL RESEARCH PROGRAM		7,696,000		6,666,000		14,362,000

TOTAL NEW APPROPRIATIONS	₱	39,701,000	₱	112,619,000		152,320,000

238	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Special Provision(s)

1. Philippine Statistical Research and Training Institute Endowment Fund. In addition to the amounts appropriated herein, Five Million Seven Hundred Thousand Pesos (P5,700,000) shall be used by the Philippine Statistical Research and Training Institute (PSRTI) for its MOOE and Capital Outlay requirements sourced from interest earnings of the PSRTI Endowment Fund in accordance with Section 21 of R.A. No. 10625.

Implementation of this provision shall be subject to judicious fiscal programming by the National Government.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Reporting and Posting Requirements. The PSRTI shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)	PSRTI’s website.

The PSRTI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	15,980,000	₱	34,308,000		₱	50,288,000
Administration of Personnel Benefits		287,000					287,000

Sub-total, General Administration and Support		16,267,000		34,308,000			50,575,000

Operations
PHILIPPINE STATISTICAL SYSTEM CAPACITY DEVELOPMENT PROGRAM		15,738,000		71,645,000			87,383,000

Development, Promotion, Implementation and Enhancement of Statistical Training		15,738,000		71,645,000			87,383,000
STATISTICAL RESEARCH PROGRAM		7,696,000		6,666,000			14,362,000

Development, Promotion, Implementation and Enhancement of Statistical Research		7,696,000		6,666,000			14,362,000

Sub-total, Operations		23,434,000		78,311,000			101,745,000

TOTAL NEW APPROPRIATIONS	₱	39,701,000	₱	112,619,000		₱	152,320,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

JANUARY 5, 2026	OFFICIAL GAZETTE	239
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	30,140

Total Permanent Positions	30,140

Other Compensation Common to All
Personnel Economic Relief Allowance	1,224
Representation Allowance	264
Transportation Allowance	264
Clothing and Uniform Allowance	357
Mid-Year Bonus - Civilian	2,511
Year End Bonus	2,511
Cash Gift	255
Productivity Enhancement Incentive	255
Step Increment	76

Total Other Compensation Common to All	7,717

Other Benefits
PAG-IBIG Contributions	122
PhilHealth Contributions	729
Employees Compensation Insurance Premiums	61
Loyalty Award - Civilian	15
Terminal Leave	287

Total Other Benefits	1,214

Non-Permanent Positions	630

Total Personnel Services	39,701

Maintenance and Other Operating Expenses
Travelling Expenses	8,234
Training and Scholarship Expenses	45,896
Supplies and Materials Expenses	4,708
Utility Expenses	3,210
Communication Expenses	508
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	214
Professional Services	15,305
General Services	2,560
Repairs and Maintenance	240
Taxes, Insurance Premiums and Other Fees	840
Other Maintenance and Operating Expenses
Printing and Publication Expenses	118
Representation Expenses	262
Transportation and Delivery Expenses	229

240	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Rent/Lease Expenses	29,090
Membership Dues and Contributions to Organizations	265
Subscription Expenses	78
Other Maintenance and Operating Expenses	862

Total Maintenance and Other Operating Expenses	112,619

Total Current Operating Expenditures	152,320

TOTAL NEW APPROPRIATIONS	152,320

F. PHILIPPINE STATISTICS AUTHORITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	8,734,578,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	541,939,000	₱	968,809,000	₱	129,900,000	₱	1,640,648,000
Support to Operations		84,847,000		274,072,000		29,978,000		388,897,000
Operations		1,405,404,000		914,208,000		6,852,000		2,326,464,000

NATIONAL STATISTICS DEVELOPMENT PROGRAM		1,030,892,000		527,542,000				1,558,434,000
STATISTICAL POLICY AND COORDINATION PROGRAM		186,766,000		149,609,000				336,375,000
CIVIL REGISTRATION PROGRAM		187,746,000		237,057,000		6,852,000		431,655,000

Total, Regular Programs		2,032,190,000		2,157,089,000		166,730,000		4,356,009,000

B. PROJECT(S)
Locally-Funded Project(s)				4,242,717,000		135,852,000		4,378,569,000

Total, Project(s)				4,242,717,000		135,852,000		4,378,569,000

TOTAL NEW APPROPRIATIONS	₱	2,032,190,000	₱	6,399,806,000	₱	302,582,000	₱	8,734,578,000

Special Provision(s)

1. Biennial Sectoral Greenhouse Gas (GHG) Inventory Report. The Philippine Statistics Authority (PSA) shall, within the amounts appropriated herein, assist the Department of Agriculture (DA) and Climate Change Commission (CCC) by gathering and validating cross-cutting data and data specific to the agriculture sector, leveraging its national mandate for data collection. The PSA shall:

(i)	Compile and provide comprehensive and quality-assured agriculture sector activity data every two years to the DA and the CCC; and

(ii)

Provide cross-cutting national statistics (e.g., population, gross domestic product, economic activity) and other relevant activity data to all sectoral lead agencies (Department of Environment and Natural Resources, Department of Energy, Department of Transportation, and DA) and the CCC, as necessary for the National GHG Inventory, in accordance with E.O. No. 174, s. 2014.

2. Reporting and Posting Requirements. The Philippine Statistics Authority (PSA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)	PSA’s website.

JANUARY 5, 2026	OFFICIAL GAZETTE	241
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

The PSA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	524,598,000	₱	968,809,000	₱	129,900,000	₱	1,623,307,000

National Capital Region (NCR)		263,431,000		491,557,000		129,900,000		884,888,000

Central Office		137,894,000		396,135,000		129,900,000		663,929,000
Regional Statistical Services Office - NCR		125,537,000		95,422,000				220,959,000
Region I - Ilocos		16,005,000		23,940,000				39,945,000

Regional Statistical Services Office - I		16,005,000		23,940,000				39,945,000
Cordillera Administrative Region (CAR)		18,066,000		26,816,000				44,882,000

Regional Statistical Services Office - CAR		18,066,000		26,816,000				44,882,000
Region II - Cagayan Valley		15,092,000		22,049,000				37,141,000

Regional Statistical Services Office - II		15,092,000		22,049,000				37,141,000
Region III - Central Luzon		18,207,000		31,209,000				49,416,000

Regional Statistical Services Office - III		18,207,000		31,209,000				49,416,000
Region IVA - CALABARZON		18,215,000		39,521,000				57,736,000

Regional Statistical Services Office - IVA		18,215,000		39,521,000				57,736,000
Region IVB - MIMAROPA		16,340,000		31,709,000				48,049,000

Regional Statistical Services Office - IVB		16,340,000		31,709,000				48,049,000
Region V - Bicol		19,825,000		38,728,000				58,553,000

Regional Statistical Services Office - V		19,825,000		38,728,000				58,553,000
Region VI - Western Visayas		19,468,000		30,816,000				50,284,000

Regional Statistical Services Office -VI		19,468,000		30,816,000				50,284,000

242	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Negros Island Region (NIR)		18,419,000	18,419,000

Regional Statistical Services Office - NIR		18,419,000	18,419,000
Region VII - Central Visayas	11,643,000	21,543,000	33,186,000

Regional Statistical Services Office - VII	11,643,000	21,543,000	33,186,000
Region VIII - Eastern Visayas	20,663,000	34,865,000	55,528,000

Regional Statistical Services Office - VIII	20,663,000	34,865,000	55,528,000
Region IX - Zamboanga Peninsula	12,187,000	17,350,000	29,537,000

Regional Statistical Services Office - IX	12,187,000	17,350,000	29,537,000
Region X - Northern Mindanao	16,953,000	29,676,000	46,629,000

Regional Statistical Services Office - X	16,953,000	29,676,000	46,629,000
Region XI - Davao	16,347,000	32,934,000	49,281,000

Regional Statistical Services Office - XI	16,347,000	32,934,000	49,281,000
Region XII - SOCCSKSARGEN	13,414,000	30,551,000	43,965,000

Regional Statistical Services Office - XII	13,414,000	30,551,000	43,965,000
Region XIII - Caraga	13,114,000	21,563,000	34,677,000

Regional Statistical Services Office - XIII	13,114,000	21,563,000	34,677,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	15,628,000	25,563,000	41,191,000

Regional Statistical Services Office - BARMM	15,628,000	25,563,000	41,191,000
Administration of Personnel Benefits	17,341,000		17,341,000

National Capital Region (NCR)	8,749,000		8,749,000

Central Office	7,272,000		7,272,000
Regional Statistical Services Office - NCR	1,477,000		1,477,000
Region II - Cagayan Valley	4,220,000		4,220,000

Regional Statistical Services Office - II	4,220,000		4,220,000
Region IX - Zamboanga Peninsula	1,620,000		1,620,000

Regional Statistical Services Office - IX	1,620,000		1,620,000
Region XI - Davao	975,000		975,000

Regional Statistical Services Office - XI	975,000		975,000

JANUARY 5, 2026	OFFICIAL GAZETTE	243
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

Region XII - SOCCSKSARGEN	910,000			910,000

Regional Statistical Services Office - XII	910,000			910,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	867,000			867,000

Regional Statistical Services Office - BARMM	867,000			867,000

Sub-total, General Administration and Support	541,939,000	968,809,000	129,900,000	1,640,648,000

Support to Operations
Provision of Management and Corporate Planning and Legal Services	16,014,000	25,045,000	34,000	41,093,000

National Capital Region (NCR)	16,014,000	25,045,000	34,000	41,093,000

Central Office	16,014,000	25,045,000	34,000	41,093,000
Coordination and Formulation of Policies on International Cooperation in Statistics and Civil Registration	6,488,000	3,547,000		10,035,000

National Capital Region (NCR)	6,488,000	3,547,000		10,035,000

Central Office	6,488,000	3,547,000		10,035,000
Development and Maintenance of Information Systems and Databases	57,968,000	240,523,000	29,944,000	328,435,000

National Capital Region (NCR)	57,968,000	240,523,000	29,944,000	328,435,000

Central Office	57,968,000	240,523,000	29,944,000	328,435,000
Coordination in the Development of Statistical Methodologies and Survey Designs	4,377,000	4,957,000		9,334,000

National Capital Region (NCR)	4,377,000	4,957,000		9,334,000

Central Office	4,377,000	4,957,000		9,334,000

Sub-total, Support to Operations	84,847,000	274,072,000	29,978,000	388,897,000

Operations
NATIONAL STATISTICS DEVELOPMENT PROGRAM	1,030,892,000	527,542,000		1,558,434,000

Conduct of Censuses and Surveys on the Agriculture, Fisheries, Industry and Services Sectors	848,063,000	404,209,000		1,252,272,000

National Capital Region (NCR)	139,256,000	70,789,000		210,045,000

Central Office	139,256,000	32,558,000		171,814,000
Regional Statistical Services Office - NCR		38,231,000		38,231,000
Region I - Ilocos	39,892,000	17,991,000		57,883,000

Regional Statistical Services Office - I	39,892,000	17,991,000		57,883,000

244	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Cordillera Administrative Region (CAR)	40,535,000	12,517,000	53,052,000

Regional Statistical Services Office - CAR	40,535,000	12,517,000	53,052,000
Region II - Cagayan Valley	37,815,000	16,710,000	54,525,000

Regional Statistical Services Office - II	37,815,000	16,710,000	54,525,000
Region III - Central Luzon	68,487,000	26,499,000	94,986,000

Regional Statistical Services Office - III	68,487,000	26,499,000	94,986,000
Region IVA - CALABARZON	84,369,000	27,076,000	111,445,000

Regional Statistical Services Office - IVA	84,369,000	27,076,000	111,445,000
Region IVB - MIMAROPA	33,810,000	22,825,000	56,635,000

Regional Statistical Services Office - IVB	33,810,000	22,825,000	56,635,000
Region V - Bicol	42,767,000	23,116,000	65,883,000

Regional Statistical Services Office - V	42,767,000	23,116,000	65,883,000
Region VI - Western Visayas	53,520,000	22,631,000	76,151,000

Regional Statistical Services Office - VI	53,520,000	22,631,000	76,151,000
Negros Island Region (NIR)		14,510,000	14,510,000

Regional Statistical Services Office - NIR		14,510,000	14,510,000
Region VII - Central Visayas	46,917,000	16,007,000	62,924,000

Regional Statistical Services Office - VII	46,917,000	16,007,000	62,924,000
Region VIII - Eastern Visayas	45,233,000	24,025,000	69,258,000

Regional Statistical Services Office - VIII	45,233,000	24,025,000	69,258,000
Region IX - Zamboanga Peninsula	26,369,000	18,834,000	45,203,000

Regional Statistical Services Office - IX	26,369,000	18,834,000	45,203,000
Region X - Northern Mindanao	42,716,000	19,813,000	62,529,000

Regional Statistical Services Office - X	42,716,000	19,813,000	62,529,000
Region XI - Davao	41,063,000	20,348,000	61,411,000

Regional Statistical Services Office - XI	41,063,000	20,348,000	61,411,000
Region XII - SOCCSKSARGEN	30,313,000	14,637,000	44,950,000

Regional Statistical Services Office - XII	30,313,000	14,637,000	44,950,000

JANUARY 5, 2026	OFFICIAL GAZETTE	245
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

Region XIII - Caraga	41,706,000	14,849,000	56,555,000

Regional Statistical Services Office - XIII	41,706,000	14,849,000	56,555,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	33,295,000	21,032,000	54,327,000

Regional Statistical Services Office - BARMM	33,295,000	21,032,000	54,327,000
Conduct of Household-Based Censuses and Surveys	182,829,000	121,350,000	304,179,000

National Capital Region (NCR)	47,066,000	48,027,000	95,093,000

Central Office	38,387,000	36,150,000	74,537,000
Regional Statistical Services Office - NCR	8,679,000	11,877,000	20,556,000
Region I - Ilocos	7,913,000	2,895,000	10,808,000

Regional Statistical Services Office - I	7,913,000	2,895,000	10,808,000
Cordillera Administrative Region (CAR)	8,286,000	4,881,000	13,167,000

Regional Statistical Services Office - CAR	8,286,000	4,881,000	13,167,000
Region II - Cagayan Valley	9,792,000	3,474,000	13,266,000

Regional Statistical Services Office - II	9,792,000	3,474,000	13,266,000
Region III - Central Luzon	8,785,000	6,560,000	15,345,000

Regional Statistical Services Office - III	8,785,000	6,560,000	15,345,000
Region IVA - CALABARZON	8,614,000	4,694,000	13,308,000

Regional Statistical Services Office - IVA	8,614,000	4,694,000	13,308,000
Region IVB - MIMAROPA	10,271,000	4,669,000	14,940,000

Regional Statistical Services Office - IVB	10,271,000	4,669,000	14,940,000
Region V - Bicol	8,129,000	4,397,000	12,526,000

Regional Statistical Services Office - V	8,129,000	4,397,000	12,526,000
Region VI - Western Visayas	10,293,000	5,690,000	15,983,000

Regional Statistical Services Office - VI	10,293,000	5,690,000	15,983,000
Region VII - Central Visayas	9,573,000	4,736,000	14,309,000

Regional Statistical Services Office - VII	9,573,000	4,736,000	14,309,000
Region VIII - Eastern Visayas	10,282,000	4,957,000	15,239,000

Regional Statistical Services Office - VIII	10,282,000	4,957,000	15,239,000

246	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region IX - Zamboanga Peninsula	9,378,000	2,948,000	12,326,000

Regional Statistical Services Office - IX	9,378,000	2,948,000	12,326,000
Region X - Northern Mindanao	9,378,000	5,019,000	14,397,000

Regional Statistical Services Office - X	9,378,000	5,019,000	14,397,000
Region XI - Davao	8,614,000	4,599,000	13,213,000

Regional Statistical Services Office - XI	8,614,000	4,599,000	13,213,000
Region XII - SOCCSKSARGEN	9,074,000	3,676,000	12,750,000

Regional Statistical Services Office - XII	9,074,000	3,676,000	12,750,000
Region XIII - Caraga		4,034,000	4,034,000

Regional Statistical Services Office - XIII		4,034,000	4,034,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	7,381,000	6,094,000	13,475,000

Regional Statistical Services Office - BARMM	7,381,000	6,094,000	13,475,000
Generation/Compilation of Administrative-Based Statistics and Derived Indicators		1,983,000	1,983,000

National Capital Region (NCR)		1,983,000	1,983,000

Central Office		1,983,000	1,983,000
STATISTICAL POLICY AND COORDINATION PROGRAM	186,766,000	149,609,000	336,375,000

Statistical Planning, Programming, Budgeting, Monitoring and Evaluation	15,179,000	26,972,000	42,151,000

National Capital Region (NCR)	15,179,000	19,882,000	35,061,000

Central Office	15,179,000	19,768,000	34,947,000
Regional Statistical Services Office - NCR		114,000	114,000
Region I - Ilocos		1,057,000	1,057,000

Regional Statistical Services Office - I		1,057,000	1,057,000
Cordillera Administrative Region (CAR)		533,000	533,000

Regional Statistical Services Office - CAR		533,000	533,000
Region II - Cagayan Valley		538,000	538,000

Regional Statistical Services Office - II		538,000	538,000
Region III - Central Luzon		728,000	728,000

Regional Statistical Services Office - III		728,000	728,000

JANUARY 5, 2026	OFFICIAL GAZETTE	247
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

Region IVA - CALABARZON		1,245,000	1,245,000

Regional Statistical Services Office - IVA		1,245,000	1,245,000
Region IVB - MIMAROPA		472,000	472,000

Regional Statistical Services Office - IVB		472,000	472,000
Region V - Bicol		641,000	641,000

Regional Statistical Services Office - V		641,000	641,000
Region VI - Western Visayas		586,000	586,000

Regional Statistical Services Office - VI		586,000	586,000
Region VII - Central Visayas		268,000	268,000

Regional Statistical Services Office - VII		268,000	268,000
Region VIII - Eastern Visayas		40,000	40,000

Regional Statistical Services Office - VIII		40,000	40,000
Region IX - Zamboanga Peninsula		822,000	822,000

Regional Statistical Services Office - IX		822,000	822,000
Region X - Northern Mindanao		40,000	40,000

Regional Statistical Services Office - X		40,000	40,000
Region XII - SOCCSKSARGEN		40,000	40,000

Regional Statistical Services Office - XII		40,000	40,000
Region XIII - Caraga		40,000	40,000

Regional Statistical Services Office - XIII		40,000	40,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		40,000	40,000

Regional Statistical Services Office - BARMM		40,000	40,000
Development and Improvement of Statistical Frameworks and Standards	57,604,000	116,262,000	173,866,000

National Capital Region (NCR)	57,604,000	103,652,000	161,256,000

Central Office	57,604,000	102,945,000	160,549,000
Regional Statistical Services Office - NCR		707,000	707,000
Region I - Ilocos		751,000	751,000

Regional Statistical Services Office - I		751,000	751,000

248	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Cordillera Administrative Region (CAR)	767,000	767,000

Regional Statistical Services Office - CAR	767,000	767,000
Region II - Cagayan Valley	787,000	787,000

Regional Statistical Services Office - II	787,000	787,000
Region III - Central Luzon	773,000	773,000

Regional Statistical Services Office - III	773,000	773,000
Region IVA - CALABARZON	770,000	770,000

Regional Statistical Services Office - IVA	770,000	770,000
Region IVB - MIMAROPA	770,000	770,000

Regional Statistical Services Office - IVB	770,000	770,000
Region V - Bicol	789,000	789,000

Regional Statistical Services Office - V	789,000	789,000
Region VI - Western Visayas	789,000	789,000

Regional Statistical Services Office - VI	789,000	789,000
Region VII - Central Visayas	765,000	765,000

Regional Statistical Services Office - VII	765,000	765,000
Region VIII - Eastern Visayas	812,000	812,000

Regional Statistical Services Office - VIII	812,000	812,000
Region IX - Zamboanga Peninsula	776,000	776,000

Regional Statistical Services Office - IX	776,000	776,000
Region X - Northern Mindanao	822,000	822,000

Regional Statistical Services Office - X	822,000	822,000
Region XI - Davao	822,000	822,000

Regional Statistical Services Office - XI	822,000	822,000
Region XII - SOCCSKSARGEN	819,000	819,000

Regional Statistical Services Office - XII	819,000	819,000
Region XIII - Caraga	799,000	799,000

Regional Statistical Services Office - XIII	799,000	799,000

JANUARY 5, 2026	OFFICIAL GAZETTE	249
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		799,000	799,000

Regional Statistical Services Office - BARMM		799,000	799,000
Coordination of Statistical Activities at the National and Local Levels	113,983,000	6,375,000	120,358,000

National Capital Region (NCR)	113,983,000	1,790,000	115,773,000

Central Office	113,983,000	1,676,000	115,659,000
Regional Statistical Services Office - NCR		114,000	114,000
Region I - Ilocos		351,000	351,000

Regional Statistical Services Office - I		351,000	351,000
Cordillera Administrative Region (CAR)		188,000	188,000

Regional Statistical Services Office - CAR		188,000	188,000
Region II - Cagayan Valley		128,000	128,000

Regional Statistical Services Office - II		128,000	128,000
Region III - Central Luzon		232,000	232,000

Regional Statistical Services Office - III		232,000	232,000
Region IVA - CALABARZON		445,000	445,000

Regional Statistical Services Office - IVA		445,000	445,000
Region IVB - MIMAROPA		323,000	323,000

Regional Statistical Services Office - IVB		323,000	323,000
Region V - Bicol		272,000	272,000

Regional Statistical Services Office - V		272,000	272,000
Region VI - Western Visayas		279,000	279,000

Regional Statistical Services Office - VI		279,000	279,000
Region VII - Central Visayas		145,000	145,000

Regional Statistical Services Office - VII		145,000	145,000
Region VIII - Eastern Visayas		289,000	289,000

Regional Statistical Services Office - VIII		289,000	289,000
Region IX - Zamboanga Peninsula		202,000	202,000

Regional Statistical Services Office - IX		202,000	202,000

250	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region X - Northern Mindanao		455,000		455,000

Regional Statistical Services Office - X		455,000		455,000
Region XI - Davao		177,000		177,000

Regional Statistical Services Office - XI		177,000		177,000
Region XII - SOCCSKSARGEN		453,000		453,000

Regional Statistical Services Office - XII		453,000		453,000
Region XIII - Caraga		284,000		284,000

Regional Statistical Services Office - XIII		284,000		284,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		362,000		362,000

Regional Statistical Services Office - BARMM		362,000		362,000
CIVIL REGISTRATION PROGRAM	187,746,000	237,057,000	6,852,000	431,655,000

Processing and Archiving of Civil Registry Documents	164,254,000	145,751,000	6,852,000	316,857,000

National Capital Region (NCR)	45,349,000	91,611,000	6,852,000	143,812,000

Central Office	36,915,000	90,558,000	6,852,000	134,325,000
Regional Statistical Services Office - NCR	8,434,000	1,053,000		9,487,000
Region I - Ilocos	7,657,000	3,332,000		10,989,000

Regional Statistical Services Office - I	7,657,000	3,332,000		10,989,000
Cordillera Administrative Region (CAR)	6,729,000	1,696,000		8,425,000

Regional Statistical Services Office - CAR	6,729,000	1,696,000		8,425,000
Region II - Cagayan Valley	7,412,000	3,443,000		10,855,000

Regional Statistical Services Office - II	7,412,000	3,443,000		10,855,000
Region III - Central Luzon	7,984,000	4,807,000		12,791,000

Regional Statistical Services Office - III	7,984,000	4,807,000		12,791,000
Region IVA - CALABARZON	8,389,000	4,923,000		13,312,000

Regional Statistical Services Office - IVA	8,389,000	4,923,000		13,312,000
Region IVB - MIMAROPA	8,072,000	3,445,000		11,517,000

Regional Statistical Services Office - IVB	8,072,000	3,445,000		11,517,000
Region V - Bicol	6,326,000	2,533,000		8,859,000

Regional Statistical Services Office - V	6,326,000	2,533,000		8,859,000

JANUARY 5, 2026	OFFICIAL GAZETTE	251
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

Region VI - Western Visayas	8,389,000	3,146,000	11,535,000

Regional Statistical Services Office - VI	8,389,000	3,146,000	11,535,000
Negros Island Region (NIR)		1,447,000	1,447,000

Regional Statistical Services Office - NIR		1,447,000	1,447,000
Region VII - Central Visayas	7,779,000	2,119,000	9,898,000

Regional Statistical Services Office - VII	7,779,000	2,119,000	9,898,000
Region VIII - Eastern Visayas	6,365,000	6,337,000	12,702,000

Regional Statistical Services Office - VIII	6,365,000	6,337,000	12,702,000
Region IX - Zamboanga Peninsula	5,502,000	1,308,000	6,810,000

Regional Statistical Services Office - IX	5,502,000	1,308,000	6,810,000
Region X - Northern Mindanao	6,720,000	2,598,000	9,318,000

Regional Statistical Services Office - X	6,720,000	2,598,000	9,318,000
Region XI - Davao	7,169,000	3,270,000	10,439,000

Regional Statistical Services Office - XI	7,169,000	3,270,000	10,439,000
Region XII - SOCCSKSARGEN	8,377,000	5,875,000	14,252,000

Regional Statistical Services Office - XII	8,377,000	5,875,000	14,252,000
Region XIII - Caraga	7,984,000	1,617,000	9,601,000

Regional Statistical Services Office - XIII	7,984,000	1,617,000	9,601,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	8,051,000	2,244,000	10,295,000

Regional Statistical Services Office - BARMM	8,051,000	2,244,000	10,295,000
Issuance of Civil Registration Certification/Authentications of Documents	23,492,000	88,152,000	111,644,000

National Capital Region (NCR)	23,492,000	49,544,000	73,036,000

Central Office	23,492,000	47,273,000	70,765,000
Regional Statistical Services Office - NCR		2,271,000	2,271,000
Region I - Ilocos		2,271,000	2,271,000

Regional Statistical Services Office - I		2,271,000	2,271,000
Cordillera Administrative Region (CAR)		2,555,000	2,555,000

Regional Statistical Services Office - CAR		2,555,000	2,555,000

252	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region II - Cagayan Valley	2,555,000	2,555,000

Regional Statistical Services Office - II	2,555,000	2,555,000
Region III - Central Luzon	3,123,000	3,123,000

Regional Statistical Services Office - III	3,123,000	3,123,000
Region IVA - CALABARZON	2,271,000	2,271,000

Regional Statistical Services Office - IVA	2,271,000	2,271,000
Region IVB - MIMAROPA	2,271,000	2,271,000

Regional Statistical Services Office - IVB	2,271,000	2,271,000
Region V - Bicol	2,555,000	2,555,000

Regional Statistical Services Office - V	2,555,000	2,555,000
Region VI - Western Visayas	2,555,000	2,555,000

Regional Statistical Services Office - VI	2,555,000	2,555,000
Region VII - Central Visayas	2,271,000	2,271,000

Regional Statistical Services Office - VII	2,271,000	2,271,000
Region VIII - Eastern Visayas	2,839,000	2,839,000

Regional Statistical Services Office - VIII	2,839,000	2,839,000
Region IX - Zamboanga Peninsula	1,703,000	1,703,000

Regional Statistical Services Office - IX	1,703,000	1,703,000
Region X - Northern Mindanao	2,271,000	2,271,000

Regional Statistical Services Office - X	2,271,000	2,271,000
Region XI - Davao	2,555,000	2,555,000

Regional Statistical Services Office - XI	2,555,000	2,555,000
Region XII - SOCCSKSARGEN	1,987,000	1,987,000

Regional Statistical Services Office - XII	1,987,000	1,987,000
Region XIII - Caraga	2,271,000	2,271,000

Regional Statistical Services Office - XIII	2,271,000	2,271,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	2,555,000	2,555,000

Regional Statistical Services Office - BARMM	2,555,000	2,555,000

JANUARY 5, 2026	OFFICIAL GAZETTE	253
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

Technical Supervision over Local Civil Registrars		3,154,000		3,154,000

National Capital Region (NCR)		3,154,000		3,154,000

Central Office		3,154,000		3,154,000

Sub-total, Operations	1,405,404,000	914,208,000	6,852,000	2,326,464,000

Total, Regular Programs	2,032,190,000	2,157,089,000	166,730,000	4,356,009,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Covered Pathwalk at PSA Complex			33,024,000	33,024,000

National Capital Region (NCR)			33,024,000	33,024,000

Central Office			33,024,000	33,024,000
Construction of Generator Set Housing for TAM Building			4,610,000	4,610,000

National Capital Region (NCR)			4,610,000	4,610,000

Central Office			4,610,000	4,610,000
Construction of Philipppine Statistics Authority - Romblon Building			40,500,000	40,500,000

Region IVB - MIMAROPA			40,500,000	40,500,000

Regional Statistical Services Office - IVB			40,500,000	40,500,000
Construction of Philipppine Statistics Authority - Negros Oriental Building			47,750,000	47,750,000

Region VII - Central Visayas			47,750,000	47,750,000

Regional Statistical Services Office - VII			47,750,000	47,750,000
Census of Agriculture and Fisheries		11,459,000		11,459,000

National Capital Region (NCR)		11,459,000		11,459,000

Central Office		11,459,000		11,459,000
Census of Philippine Business and Industry		75,290,000		75,290,000

National Capital Region (NCR)		73,211,000		73,211,000

Central Office		73,085,000		73,085,000
Regional Statistical Services Office - NCR		126,000		126,000
Region I - Ilocos		105,000		105,000

Regional Statistical Services Office - I		105,000		105,000

254	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Cordillera Administrative Region (CAR)	147,000	147,000

Regional Statistical Services Office - CAR	147,000	147,000
Region II - Cagayan Valley	126,000	126,000

Regional Statistical Services Office - II	126,000	126,000
Region III - Central Luzon	168,000	168,000

Regional Statistical Services Office - III	168,000	168,000
Region IVA - CALABARZON	126,000	126,000

Regional Statistical Services Office - IVA	126,000	126,000
Region IVB - MIMAROPA	126,000	126,000

Regional Statistical Services Office - IVB	126,000	126,000
Region V - Bicol	147,000	147,000

Regional Statistical Services Office - V	147,000	147,000
Region VI - Western Visayas	126,000	126,000

Regional Statistical Services Office - VI	126,000	126,000
Negros Island Region (NIR)	84,000	84,000

Regional Statistical Services Office - NIR	84,000	84,000
Region VII - Central Visayas	63,000	63,000

Regional Statistical Services Office - VII	63,000	63,000
Region VIII - Eastern Visayas	147,000	147,000

Regional Statistical Services Office - VIII	147,000	147,000
Region IX - Zamboanga Peninsula	105,000	105,000

Regional Statistical Services Office - IX	105,000	105,000
Region X - Northern Mindanao	126,000	126,000

Regional Statistical Services Office - X	126,000	126,000
Region XI - Davao	126,000	126,000

Regional Statistical Services Office - XI	126,000	126,000
Region XII - SOCCSKSARGEN	105,000	105,000

Regional Statistical Services Office - XII	105,000	105,000

JANUARY 5, 2026	OFFICIAL GAZETTE	255
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

Region XIII - Caraga	126,000		126,000

Regional Statistical Services Office - XIII	126,000		126,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	126,000		126,000

Regional Statistical Services Office - BARMM	126,000		126,000
Annual Survey of Philippine Business and Industry	88,140,000	2,170,000	90,310,000

National Capital Region (NCR)	35,841,000	2,170,000	38,011,000

Central Office	18,593,000	2,170,000	20,763,000
Regional Statistical Services Office - NCR	17,248,000		17,248,000
Region I - Ilocos	2,548,000		2,548,000

Regional Statistical Services Office - I	2,548,000		2,548,000
Cordillera Administrative Region (CAR)	1,889,000		1,889,000

Regional Statistical Services Office - CAR	1,889,000		1,889,000
Region II - Cagayan Valley	2,081,000		2,081,000

Regional Statistical Services Office - II	2,081,000		2,081,000
Region III - Central Luzon	6,091,000		6,091,000

Regional Statistical Services Office - III	6,091,000		6,091,000
Region IVA - CALABARZON	8,146,000		8,146,000

Regional Statistical Services Office - IVA	8,146,000		8,146,000
Region IVB - MIMAROPA	1,957,000		1,957,000

Regional Statistical Services Office - IVB	1,957,000		1,957,000
Region V - Bicol	2,549,000		2,549,000

Regional Statistical Services Office - V	2,549,000		2,549,000
Region VI - Western Visayas	2,442,000		2,442,000

Regional Statistical Services Office - VI	2,442,000		2,442,000
Negros Island Region (NIR)	2,983,000		2,983,000

Regional Statistical Services Office - NIR	2,983,000		2,983,000
Region VII - Central Visayas	4,801,000		4,801,000

Regional Statistical Services Office - VII	4,801,000		4,801,000

256	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region VIII - Eastern Visayas	2,293,000	2,293,000

Regional Statistical Services Office - VIII	2,293,000	2,293,000
Region IX - Zamboanga Peninsula	1,923,000	1,923,000

Regional Statistical Services Office - IX	1,923,000	1,923,000
Region X - Northern Mindanao	2,756,000	2,756,000

Regional Statistical Services Office - X	2,756,000	2,756,000
Region XI - Davao	3,863,000	3,863,000

Regional Statistical Services Office - XI	3,863,000	3,863,000
Region XII - SOCCSKSARGEN	2,604,000	2,604,000

Regional Statistical Services Office - XII	2,604,000	2,604,000
Region XIII - Caraga	1,950,000	1,950,000

Regional Statistical Services Office - XIII	1,950,000	1,950,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	1,423,000	1,423,000

Regional Statistical Services Office - BARMM	1,423,000	1,423,000
Annual Poverty Indicators Survey	220,527,000	220,527,000

National Capital Region (NCR)	173,326,000	173,326,000

Central Office	166,801,000	166,801,000
Regional Statistical Services Office - NCR	6,525,000	6,525,000
Region I - Ilocos	1,878,000	1,878,000

Regional Statistical Services Office - I	1,878,000	1,878,000
Cordillera Administrative Region (CAR)	3,337,000	3,337,000

Regional Statistical Services Office - CAR	3,337,000	3,337,000
Region II - Cagayan Valley	2,421,000	2,421,000

Regional Statistical Services Office - II	2,421,000	2,421,000
Region III - Central Luzon	3,932,000	3,932,000

Regional Statistical Services Office - III	3,932,000	3,932,000
Region IVA - CALABARZON	3,186,000	3,186,000

Regional Statistical Services Office - IVA	3,186,000	3,186,000

JANUARY 5, 2026	OFFICIAL GAZETTE	257
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

Region IVB - MIMAROPA	3,058,000	3,058,000

Regional Statistical Services Office - IVB	3,058,000	3,058,000
Region V - Bicol	2,818,000	2,818,000

Regional Statistical Services Office - V	2,818,000	2,818,000
Region VI - Western Visayas	2,684,000	2,684,000

Regional Statistical Services Office - VI	2,684,000	2,684,000
Negros Island Region (NIR)	1,964,000	1,964,000

Regional Statistical Services Office - NIR	1,964,000	1,964,000
Region VII - Central Visayas	2,214,000	2,214,000

Regional Statistical Services Office - VII	2,214,000	2,214,000
Region VIII - Eastern Visayas	3,214,000	3,214,000

Regional Statistical Services Office - VIII	3,214,000	3,214,000
Region IX - Zamboanga Peninsula	1,901,000	1,901,000

Regional Statistical Services Office - IX	1,901,000	1,901,000
Region X - Northern Mindanao	3,099,000	3,099,000

Regional Statistical Services Office - X	3,099,000	3,099,000
Region XI - Davao	2,894,000	2,894,000

Regional Statistical Services Office - XI	2,894,000	2,894,000
Region XII - SOCCSKSARGEN	2,371,000	2,371,000

Regional Statistical Services Office - XII	2,371,000	2,371,000
Region XIII - Caraga	2,665,000	2,665,000

Regional Statistical Services Office - XIII	2,665,000	2,665,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	3,565,000	3,565,000

Regional Statistical Services Office - BARMM	3,565,000	3,565,000
National Migration Survey	13,970,000	13,970,000

National Capital Region (NCR)	9,284,000	9,284,000

Central Office	8,983,000	8,983,000
Regional Statistical Services Office - NCR	301,000	301,000

258	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region I - Ilocos	177,000	177,000

Regional Statistical Services Office - I	177,000	177,000
Cordillera Administrative Region (CAR)	240,000	240,000

Regional Statistical Services Office - CAR	240,000	240,000
Region II - Cagayan Valley	294,000	294,000

Regional Statistical Services Office - II	294,000	294,000
Region III - Central Luzon	244,000	244,000

Regional Statistical Services Office - III	244,000	244,000
Region IVA - CALABARZON	216,000	216,000

Regional Statistical Services Office - IVA	216,000	216,000
Region IVB - MIMAROPA	320,000	320,000

Regional Statistical Services Office - IVB	320,000	320,000
Region V - Bicol	282,000	282,000

Regional Statistical Services Office - V	282,000	282,000
Region VI - Western Visayas	262,000	262,000

Regional Statistical Services Office - VI	262,000	262,000
Negros Island Region (NIR)	234,000	234,000

Regional Statistical Services Office - NIR	234,000	234,000
Region VII - Central Visayas	218,000	218,000

Regional Statistical Services Office - VII	218,000	218,000
Region VIII - Eastern Visayas	303,000	303,000

Regional Statistical Services Office - VIII	303,000	303,000
Region IX - Zamboanga Peninsula	248,000	248,000

Regional Statistical Services Office - IX	248,000	248,000
Region X - Northern Mindanao	309,000	309,000

Regional Statistical Services Office - X	309,000	309,000
Region XI - Davao	297,000	297,000

Regional Statistical Services Office - XI	297,000	297,000

JANUARY 5, 2026	OFFICIAL GAZETTE	259
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

Region XII - SOCCSKSARGEN	299,000		299,000

Regional Statistical Services Office - XII	299,000		299,000
Region XIII - Caraga	315,000		315,000

Regional Statistical Services Office - XIII	315,000		315,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	428,000		428,000

Regional Statistical Services Office - BARMM	428,000		428,000
Establishment of Philippine Economic - Environmental and Natural Resources Accounts (PEENRA) Unit Towards the Compilation of Green GDP of the Philippines	36,346,000	1,860,000	38,206,000

National Capital Region (NCR)	14,953,000	1,860,000	16,813,000

Central Office	13,692,000	1,860,000	15,552,000
Regional Statistical Services Office - NCR	1,261,000		1,261,000
Region I - Ilocos	1,288,000		1,288,000

Regional Statistical Services Office - I	1,288,000		1,288,000
Cordillera Administrative Region (CAR)	1,351,000		1,351,000

Regional Statistical Services Office - CAR	1,351,000		1,351,000
Region II - Cagayan Valley	1,288,000		1,288,000

Regional Statistical Services Office - II	1,288,000		1,288,000
Region III - Central Luzon	1,346,000		1,346,000

Regional Statistical Services Office - III	1,346,000		1,346,000
Region IVA - CALABARZON	1,346,000		1,346,000

Regional Statistical Services Office - IVA	1,346,000		1,346,000
Region IVB - MIMAROPA	1,351,000		1,351,000

Regional Statistical Services Office - IVB	1,351,000		1,351,000
Region V - Bicol	1,351,000		1,351,000

Regional Statistical Services Office - V	1,351,000		1,351,000
Region VI - Western Visayas	1,351,000		1,351,000

Regional Statistical Services Office - VI	1,351,000		1,351,000
Region VII - Central Visayas	1,402,000		1,402,000

Regional Statistical Services Office - VII	1,402,000		1,402,000

260	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region VIII - Eastern Visayas	1,288,000	1,288,000

Regional Statistical Services Office - VIII	1,288,000	1,288,000
Region IX - Zamboanga Peninsula	1,288,000	1,288,000

Regional Statistical Services Office - IX	1,288,000	1,288,000
Region X - Northern Mindanao	1,351,000	1,351,000

Regional Statistical Services Office - X	1,351,000	1,351,000
Region XI - Davao	1,402,000	1,402,000

Regional Statistical Services Office - XI	1,402,000	1,402,000
Region XII - SOCCSKSARGEN	1,351,000	1,351,000

Regional Statistical Services Office - XII	1,351,000	1,351,000
Region XIII - Caraga	1,351,000	1,351,000

Regional Statistical Services Office - XIII	1,351,000	1,351,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	1,288,000	1,288,000

Regional Statistical Services Office - BARMM	1,288,000	1,288,000
Annual Survey of Information and Communication Technology	1,475,000	1,475,000

National Capital Region (NCR)	1,475,000	1,475,000

Central Office	1,475,000	1,475,000
Family Income and Expenditures Survey	255,507,000	255,507,000

National Capital Region (NCR)	53,848,000	53,848,000

Central Office	20,369,000	20,369,000
Regional Statistical Services Office - NCR	33,479,000	33,479,000
Region I - Ilocos	7,674,000	7,674,000

Regional Statistical Services Office - I	7,674,000	7,674,000
Cordillera Administrative Region (CAR)	13,077,000	13,077,000

Regional Statistical Services Office - CAR	13,077,000	13,077,000
Region II - Cagayan Valley	9,446,000	9,446,000

Regional Statistical Services Office - II	9,446,000	9,446,000
Region III - Central Luzon	19,821,000	19,821,000

Regional Statistical Services Office - III	19,821,000	19,821,000

JANUARY 5, 2026	OFFICIAL GAZETTE	261
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

Region IVA - CALABARZON	12,400,000	12,400,000

Regional Statistical Services Office - IVA	12,400,000	12,400,000
Region IVB - MIMAROPA	12,405,000	12,405,000

Regional Statistical Services Office - IVB	12,405,000	12,405,000
Region V - Bicol	12,224,000	12,224,000

Regional Statistical Services Office - V	12,224,000	12,224,000
Region VI - Western Visayas	11,813,000	11,813,000

Regional Statistical Services Office - VI	11,813,000	11,813,000
Negros Island Region (NIR)	10,035,000	10,035,000

Regional Statistical Services Office - NIR	10,035,000	10,035,000
Region VII - Central Visayas	7,375,000	7,375,000

Regional Statistical Services Office - VII	7,375,000	7,375,000
Region VIII - Eastern Visayas	14,778,000	14,778,000

Regional Statistical Services Office - VIII	14,778,000	14,778,000
Region IX - Zamboanga Peninsula	7,621,000	7,621,000

Regional Statistical Services Office - IX	7,621,000	7,621,000
Region X - Northern Mindanao	13,679,000	13,679,000

Regional Statistical Services Office - X	13,679,000	13,679,000
Region XI - Davao	13,048,000	13,048,000

Regional Statistical Services Office - XI	13,048,000	13,048,000
Region XII - SOCCSKSARGEN	10,443,000	10,443,000

Regional Statistical Services Office - XII	10,443,000	10,443,000
Region XIII - Caraga	11,265,000	11,265,000

Regional Statistical Services Office - XIII	11,265,000	11,265,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	14,555,000	14,555,000

Regional Statistical Services Office - BARMM	14,555,000	14,555,000
National Demographic Health Survey	12,466,000	12,466,000

National Capital Region (NCR)	7,777,000	7,777,000

262	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Central Office	7,564,000	7,564,000
Regional Statistical Services Office - NCR	213,000	213,000
Region I - Ilocos	177,000	177,000

Regional Statistical Services Office - I	177,000	177,000
Cordillera Administrative Region (CAR)	240,000	240,000

Regional Statistical Services Office - CAR	240,000	240,000
Region II - Cagayan Valley	294,000	294,000

Regional Statistical Services Office - II	294,000	294,000
Region III - Central Luzon	244,000	244,000

Regional Statistical Services Office - III	244,000	244,000
Region IVA - CALABARZON	216,000	216,000

Regional Statistical Services Office - IVA	216,000	216,000
Region IVB - MIMAROPA	320,000	320,000

Regional Statistical Services Office - IVB	320,000	320,000
Region V - Bicol	282,000	282,000

Regional Statistical Services Office - V	282,000	282,000
Region VI - Western Visayas	262,000	262,000

Regional Statistical Services Office - VI	262,000	262,000
Negros Island Region (NIR)	235,000	235,000

Regional Statistical Services Office - NIR	235,000	235,000
Region VII - Central Visayas	218,000	218,000

Regional Statistical Services Office - VII	218,000	218,000
Region VIII - Eastern Visayas	303,000	303,000

Regional Statistical Services Office - VIII	303,000	303,000
Region IX - Zamboanga Peninsula	248,000	248,000

Regional Statistical Services Office - IX	248,000	248,000
Region X - Northern Mindanao	309,000	309,000

Regional Statistical Services Office - X	309,000	309,000

JANUARY 5, 2026	OFFICIAL GAZETTE	263
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

Region XI - Davao	298,000		298,000

Regional Statistical Services Office - XI	298,000		298,000
Region XII - SOCCSKSARGEN	299,000		299,000

Regional Statistical Services Office - XII	299,000		299,000
Region XIII - Caraga	316,000		316,000

Regional Statistical Services Office - XIII	316,000		316,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	428,000		428,000

Regional Statistical Services Office - BARMM	428,000		428,000
Census of Population and Housing	14,361,000		14,361,000

National Capital Region (NCR)	14,361,000		14,361,000

Central Office	14,361,000		14,361,000
Development/Enhancement of the Design of Statistical Frame Integrating Geospatial Information	283,910,000	2,253,000	286,163,000

National Capital Region (NCR)	283,910,000	2,253,000	286,163,000

Central Office	283,910,000	2,253,000	286,163,000
Generation/Compilation of Community-Based Statistics	348,668,000	2,705,000	351,373,000

National Capital Region (NCR)	281,288,000	2,705,000	283,993,000

Central Office	277,508,000	2,705,000	280,213,000
Regional Statistical Services Office - NCR	3,780,000		3,780,000
Region I - Ilocos	5,479,000		5,479,000

Regional Statistical Services Office - I	5,479,000		5,479,000
Cordillera Administrative Region (CAR)	2,794,000		2,794,000

Regional Statistical Services Office - CAR	2,794,000		2,794,000
Region II - Cagayan Valley	4,493,000		4,493,000

Regional Statistical Services Office - II	4,493,000		4,493,000
Region III - Central Luzon	6,282,000		6,282,000

Regional Statistical Services Office - III	6,282,000		6,282,000
Region IVA - CALABARZON	3,067,000		3,067,000

Regional Statistical Services Office - IVA	3,067,000		3,067,000

264	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region IVB - MIMAROPA	3,067,000		3,067,000

Regional Statistical Services Office - IVB	3,067,000		3,067,000
Region V - Bicol	4,766,000		4,766,000

Regional Statistical Services Office - V	4,766,000		4,766,000
Region VI - Western Visayas	3,780,000		3,780,000

Regional Statistical Services Office - VI	3,780,000		3,780,000
Negros Island Region (NIR)	2,521,000		2,521,000

Regional Statistical Services Office - NIR	2,521,000		2,521,000
Region VII - Central Visayas	2,248,000		2,248,000

Regional Statistical Services Office - VII	2,248,000		2,248,000
Region VIII - Eastern Visayas	4,053,000		4,053,000

Regional Statistical Services Office - VIII	4,053,000		4,053,000
Region IX - Zamboanga Peninsula	3,051,000		3,051,000

Regional Statistical Services Office - IX	3,051,000		3,051,000
Region X - Northern Mindanao	4,493,000		4,493,000

Regional Statistical Services Office - X	4,493,000		4,493,000
Region XI - Davao	4,493,000		4,493,000

Regional Statistical Services Office - XI	4,493,000		4,493,000
Region XII - SOCCSKSARGEN	3,507,000		3,507,000

Regional Statistical Services Office - XII	3,507,000		3,507,000
Region XIII - Caraga	3,780,000		3,780,000

Regional Statistical Services Office - XIII	3,780,000		3,780,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	5,506,000		5,506,000

Regional Statistical Services Office - BARMM	5,506,000		5,506,000
Survey on Tourism Establishments in the Philippines (STEP)	25,480,000	367,000	25,847,000

National Capital Region (NCR)	8,230,000	367,000	8,597,000

Central Office	1,978,000	367,000	2,345,000
Regional Statistical Services Office - NCR	6,252,000		6,252,000

JANUARY 5, 2026	OFFICIAL GAZETTE	265
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

Region I - Ilocos	1,064,000	1,064,000

Regional Statistical Services Office - I	1,064,000	1,064,000
Cordillera Administrative Region (CAR)	684,000	684,000

Regional Statistical Services Office - CAR	684,000	684,000
Region II - Cagayan Valley	651,000	651,000

Regional Statistical Services Office - II	651,000	651,000
Region III - Central Luzon	1,948,000	1,948,000

Regional Statistical Services Office - III	1,948,000	1,948,000
Region IVA - CALABARZON	2,606,000	2,606,000

Regional Statistical Services Office - IVA	2,606,000	2,606,000
Region IVB - MIMAROPA	782,000	782,000

Regional Statistical Services Office - IVB	782,000	782,000
Region V - Bicol	813,000	813,000

Regional Statistical Services Office - V	813,000	813,000
Region VI - Western Visayas	898,000	898,000

Regional Statistical Services Office - VI	898,000	898,000
Negros Island Region (NIR)	772,000	772,000

Regional Statistical Services Office - NIR	772,000	772,000
Region VII - Central Visayas	1,616,000	1,616,000

Regional Statistical Services Office - VII	1,616,000	1,616,000
Region VIII - Eastern Visayas	779,000	779,000

Regional Statistical Services Office - VIII	779,000	779,000
Region IX - Zamboanga Peninsula	553,000	553,000

Regional Statistical Services Office - IX	553,000	553,000
Region X - Northern Mindanao	929,000	929,000

Regional Statistical Services Office - X	929,000	929,000
Region XI - Davao	1,277,000	1,277,000

Regional Statistical Services Office - XI	1,277,000	1,277,000

266	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region XII - SOCCSKSARGEN	725,000	725,000

Regional Statistical Services Office - XII	725,000	725,000
Region XIII - Caraga	547,000	547,000

Regional Statistical Services Office - XIII	547,000	547,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	606,000	606,000

Regional Statistical Services Office - BARMM	606,000	606,000
Occupational Wages Survey (OWS) / Integrated Survey on Labor and Employment (ISLE)	50,987,000	50,987,000

National Capital Region (NCR)	14,731,000	14,731,000

Central Office	4,716,000	4,716,000
Regional Statistical Services Office - NCR	10,015,000	10,015,000
Region I - Ilocos	1,594,000	1,594,000

Regional Statistical Services Office - I	1,594,000	1,594,000
Cordillera Administrative Region (CAR)	1,846,000	1,846,000

Regional Statistical Services Office - CAR	1,846,000	1,846,000
Region II - Cagayan Valley	1,889,000	1,889,000

Regional Statistical Services Office - II	1,889,000	1,889,000
Region III - Central Luzon	3,840,000	3,840,000

Regional Statistical Services Office - III	3,840,000	3,840,000
Region IVA - CALABARZON	4,298,000	4,298,000

Regional Statistical Services Office - IVA	4,298,000	4,298,000
Region IVB - MIMAROPA	1,557,000	1,557,000

Regional Statistical Services Office - IVB	1,557,000	1,557,000
Region V - Bicol	1,909,000	1,909,000

Regional Statistical Services Office - V	1,909,000	1,909,000
Region VI - Western Visayas	1,733,000	1,733,000

Regional Statistical Services Office - VI	1,733,000	1,733,000
Negros Island Region (NIR)	1,618,000	1,618,000

Regional Statistical Services Office - NIR	1,618,000	1,618,000

JANUARY 5, 2026	OFFICIAL GAZETTE	267
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

Region VII - Central Visayas				2,812,000				2,812,000

Regional Statistical Services Office - VII				2,812,000				2,812,000
Region VIII - Eastern Visayas				1,861,000				1,861,000

Regional Statistical Services Office - VIII				1,861,000				1,861,000
Region IX - Zamboanga Peninsula				1,504,000				1,504,000

Regional Statistical Services Office - IX				1,504,000				1,504,000
Region X - Northern Mindanao				2,373,000				2,373,000

Regional Statistical Services Office - X				2,373,000				2,373,000
Region XI - Davao				2,292,000				2,292,000

Regional Statistical Services Office - XI				2,292,000				2,292,000
Region XII - SOCCSKSARGEN				1,759,000				1,759,000

Regional Statistical Services Office - XII				1,759,000				1,759,000
Region XIII - Caraga				1,596,000				1,596,000

Regional Statistical Services Office - XIII				1,596,000				1,596,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)				1,775,000				1,775,000

Regional Statistical Services Office - BARMM				1,775,000				1,775,000
Philippine Identification System				2,704,064,000		613,000		2,704,677,000

National Capital Region (NCR)				2,704,064,000		613,000		2,704,677,000

Central Office				2,704,064,000		613,000		2,704,677,000

Survey of Food Demand				100,067,000				100,067,000

National Capital Region (NCR)				100,067,000				100,067,000

Central Office				100,067,000				100,067,000

Sub-total, Locally-Funded Project(s)				4,242,717,000		135,852,000		4,378,569,000

Total, Project(s)				4,242,717,000		135,852,000		4,378,569,000

TOTAL NEW APPROPRIATIONS	₱	2,032,190,000	₱	6,399,806,000	₱	302,582,000	₱	8,734,578,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services

268	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Civilian Personnel
Permanent Positions
Basic Salary	1,435,410

Total Permanent Positions	1,435,410

Other Compensation Common to All
Personnel Economic Relief Allowance	67,224
Representation Allowance	12,162
Transportation Allowance	12,162
Clothing and Uniform Allowance	19,607
Mid-Year Bonus - Civilian	119,616
Year End Bonus	119,616
Cash Gift	14,005
Productivity Enhancement Incentive	14,005
Step Increment	3,589

Total Other Compensation Common to All	381,986

Other Benefits
PAG-IBIG Contributions	6,721
PhilHealth Contributions	35,381
Employees Compensation Insurance Premiums	3,357
Loyalty Award - Civilian	740
Terminal Leave	17,341

Total Other Benefits	63,540

Non-Permanent Positions	151,254

Total Personnel Services	2,032,190

Maintenance and Other Operating Expenses
Travelling Expenses	405,418
Training and Scholarship Expenses	300,671
Supplies and Materials Expenses	113,799
Utility Expenses	98,403
Communication Expenses	79,828
Awards/Rewards and Prizes	1,845
Survey, Research, Exploration and Development Expenses	1,382,001
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	5,196
Professional Services	22,040
General Services	851,555
Repairs and Maintenance	21,687
Taxes, Insurance Premiums and Other Fees	75,376
Other Maintenance and Operating Expenses
Advertising Expenses	12,828
Printing and Publication Expenses	8,124
Representation Expenses	45,430
Transportation and Delivery Expenses	607

JANUARY 5, 2026	OFFICIAL GAZETTE	269
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

Rent/Lease Expenses	373,559
Membership Dues and Contributions to Organizations	178
Subscription Expenses	203,182
Other Maintenance and Operating Expenses	2,398,079

Total Maintenance and Other Operating Expenses	6,399,806

Total Current Operating Expenditures	8,431,996

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	125,884
Machinery and Equipment Outlay	46,798
Transportation Equipment Outlay	129,900

Total Capital Outlays	302,582

TOTAL NEW APPROPRIATIONS	8,734,578

G. TARIFF COMMISSION

For general administration and support, support to operations, and operations, as indicated hereunder	₱	124,680,000

New Appropriations, by Programs/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	40,149,000	₱	19,912,000	₱	5,500,000	₱	65,561,000
Support to Operations		5,347,000		13,518,000		8,100,000		26,965,000
Operations		26,143,000		6,011,000				32,154,000

TARIFF ADMINISTRATION PROGRAM		17,869,000		2,977,000				20,846,000
INTERNATIONAL TRADE AND TARIFF NEGOTIATIONS PROGRAM		4,074,000		1,569,000				5,643,000
TRADE REMEDY MEASURES PROGRAM		4,200,000		1,465,000				5,665,000

TOTAL NEW APPROPRIATIONS	₱	71,639,000	₱	39,441,000	₱	13,600,000	₱	124,680,000

Special Provision(s)

1. Remedies Fund. In addition to the amounts appropriated herein, Two Million Five Hundred Thousand Pesos (₱2,500,000) shall be used in the implementation of remedies or safeguard measures for the protection of the domestic industries and producers from increased imports which cause or threaten to cause injury to the local industry, sourced from fifty percent (50%) of the revenues collected from fees, charges, and safeguard duties, constituted into the Remedies Fund in accordance with Section 34 of R.A. No. 8800.

Implementation of this provision shall be subject to judicious fiscal programming by the National Government.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

270	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

2. Reporting and Posting Requirements. The Tariff Commission (TC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)	TC’s website.

The TC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	40,017,000	₱	19,912,000	₱	5,500,000	₱	65,429,000
Administration of Personnel Benefits		132,000						132,000

Sub-total, General Administration and Support		40,149,000		19,912,000		5,500,000		65,561,000

Support to Operations
Planning and Program Development and Monitoring		2,571,000		57,000				2,628,000
Information, Packaging and Dissemination		1,185,000						1,185,000
Information System Development and Maintenance		1,591,000		13,461,000		8,100,000		23,152,000

Sub-total, Support to Operations		5,347,000		13,518,000		8,100,000		26,965,000

Operations
TARIFF ADMINISTRATION PROGRAM		17,869,000		2,977,000				20,846,000

Conduct of Investigations and Public Hearings on Petitions for Tariff Modification		4,073,000		2,096,000				6,169,000
Issuance of Rulings and Opinions on Applications for Tariff Classification		11,929,000		411,000				12,340,000
Conduct of Studies on the Impact of Tariff Policies and Programs on National Competitiveness and Consumer Welfare in Line with the Economic Objectives of the Government		1,867,000		470,000				2,337,000
INTERNATIONAL TRADE AND TARIFF NEGOTIATIONS PROGRAM		4,074,000		1,569,000				5,643,000

JANUARY 5, 2026	OFFICIAL GAZETTE	271
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

Conduct of Investigations and Public Consultations on Tariff Concessions to be Granted by the Philippines under Multilateral, Regional, Bilateral and Other International Trade Agreements				483,000				483,000
Participation in International Trade and Tariff Negotiations Including Review of the Trade Agreements for Negotiation and Trade Agreements Entered Into by the Philippines		1,217,000		546,000				1,763,000
Administration, Updating and Conduct of Consultations on the ASEAN Harmonized Tariff Nomenclature		2,857,000		540,000				3,397,000
TRADE REMEDY MEASURES PROGRAM		4,200,000		1,465,000				5,665,000

Adjudication of Cases on the Application of Trade Remedies Against Imports		4,200,000		1,465,000				5,665,000

Sub-total, Operations		26,143,000		6,011,000				32,154,000

TOTAL NEW APPROPRIATIONS	₱	71,639,000	₱	39,441,000	₱	13,600,000	₱	124,680,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	55,258

Total Permanent Positions	55,258

Other Compensation Common to All
Personnel Economic Relief Allowance	1,872
Representation Allowance	1,086
Transportation Allowance	1,086
Clothing and Uniform Allowance	546
Mid-Year Bonus - Civilian	4,605
Year End Bonus	4,605
Cash Gift	390
Productivity Enhancement Incentive	390
Step Increment	138

Total Other Compensation Common to All	14,718

Other Benefits
PAG-IBIG Contributions	187
PhilHealth Contributions	1,249
Employees Compensation Insurance Premiums	95
Terminal Leave	132

Total Other Benefits	1,663

272	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Total Personnel Services	71,639

Maintenance and Other Operating Expenses
Travelling Expenses	3,741
Training and Scholarship Expenses	1,210
Supplies and Materials Expenses	1,580
Utility Expenses	1,910
Communication Expenses	2,120
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	730
Professional Services	4,150
General Services	4,150
Repairs and Maintenance	925
Taxes, Insurance Premiums and Other Fees	300
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	1,400
Representation Expenses	500
Rent/Lease Expenses	11,500
Membership Dues and Contributions to Organizations	10
Subscription Expenses	4,827
Donations	8
Other Maintenance and Operating Expenses	280

Total Maintenance and Other Operating Expenses	39,441

Total Current Operating Expenditures	111,080

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	600
Transportation Equipment Outlay	5,500
Intangible Assets Outlay	7,500

Total Capital Outlays	13,600

TOTAL NEW APPROPRIATIONS	124,680

JANUARY 5, 2026	OFFICIAL GAZETTE	273
DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

GENERAL SUMMARY

DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	1,165,072,000	₱	953,741,000	₱	587,920,000	₱	2,706,733,000
B. COMMISSION ON POPULATION AND DEVELOPMENT		257,878,000		341,038,000		97,503,000		696,419,000
C. PHILIPPINE NATIONAL VOLUNTEER SERVICE COORDINATING AGENCY		21,442,000		17,569,000				39,011,000
D. PUBLIC-PRIVATE PARTNERSHIP CENTER OF THE PHILIPPINES		149,392,000		1,003,765,000		14,954,000		1,168,111,000
E. PHILIPPINE STATISTICAL RESEARCH AND TRAINING INSTITUTE		39,701,000		112,619,000				152,320,000
F. PHILIPPINE STATISTICS AUTHORITY		2,032,190,000		6,399,806,000		302,582,000		8,734,578,000
G. TARIFF COMMISSION		71,639,000		39,441,000		13,600,000		124,680,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF ECONOMY, PLANNING, AND DEVELOPMENT	₱	3,737,314,000	₱	8,867,979,000	₱	1,016,559,000	₱	13,621,852,000

274	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

VIII. DEPARTMENT OF EDUCATION

A. Office of the Secretary

For general administration and support, support to operations, and operations, including foreign-assisted project(s), as indicated hereunder	₱	958,696,109,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	20,687,245,000	₱	7,446,789,000	₱	1,071,000,000	₱	29,205,034,000
Support to Operations		3,102,680,000		3,679,705,000		3,701,324,000		10,483,709,000
Operations		628,053,030,000		195,540,987,000		85,565,070,000		909,159,087,000

EDUCATION POLICY DEVELOPMENT PROGRAM		9,645,019,000		6,361,423,000				16,006,442,000
BASIC EDUCATION INPUTS PROGRAM		41,822,278,000		38,944,222,000		84,565,070,000		165,331,570,000
INCLUSIVE EDUCATION PROGRAM				6,780,332,000				6,780,332,000
SUPPORT TO SCHOOLS AND LEARNERS PROGRAM		576,539,344,000		138,827,765,000		1,000,000,000		716,367,109,000
EDUCATION HUMAN RESOURCE DEVELOPMENT PROGRAM		46,389,000		4,627,245,000				4,673,634,000

Total, Regular Programs		651,842,955,000		206,667,481,000		90,337,394,000		948,847,830,000

B. PROJECT(S)
Foreign-Assisted Project(s)				712,081,000		9,136,198,000		9,848,279,000

Total, Project(s)				712,081,000		9,136,198,000		9,848,279,000

TOTAL NEW APPROPRIATIONS	₱	651,842,955,000	₱	207,379,562,000	₱	99,473,592,000	₱	958,696,109,000

Special Provision(s)

1. Revolving Fund of National Elementary and Secondary Schools for Instructional Programs. The revolving fund constituted from the income earned by national elementary and secondary schools from fees, charges, and assessments collected in the exercise of their functions shall be used to augment the schools’ instructional programs and MOOE. All income earned and corresponding disbursements shall be properly accounted for and recorded in the books of accounts of the implementing units. Disbursements therefrom shall be made in accordance with existing budgeting, accounting, auditing, and procurement rules and regulations.

Disbursements or expenditures by the schools in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate civil and criminal actions under existing laws.

2. Revolving Fund of National Elementary and Secondary Schools for Manufacturing and Production Programs. The revolving fund constituted from the income earned by national elementary and secondary schools from manufacturing and production programs, including auxiliary services pursuant to L.0.I. No. 1026 dated May 23, 1980 shall be used to: (i) cover expenses directly incurred in said programs; (ii) augment scholarship to students who are directly involved in said programs; and (iii) cover student loans essential to support school-student projects or enterprises. All income earned and corresponding disbursements shall be properly accounted for and recorded in the books of accounts of the implementing units. Disbursements therefrom shall be made in accordance with existing budgeting, accounting, auditing, and procurement rules and regulations.

Disbursements or expenditures by the schools in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate civil and criminal actions under existing laws.

JANUARY 5, 2026	OFFICIAL GAZETTE	275
DEPARTMENT OF EDUCATION

3. Revolving Fund of Department of Education Training Centers and Other DepEd Facilities. The revolving fund constituted from the income earned by the DepEd-managed or owned training centers and other DepEd facilities from rentals in the use of their buildings and facilities including board and lodging, shall be used for the MOOE and Capital Outlay requirements of the training centers and other DepEd facilities. Disbursements therefrom shall be made in accordance with existing budgeting, accounting, auditing, and procurement rules and regulations.

Disbursements or expenditures by the said training centers and other DepEd facilities in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate civil and criminal actions under existing laws.

4. Quick Response Fund. The amount appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for the replacement, reconstruction, rehabilitation, or repair of school buildings and facilities in order that the situation of the learners affected by natural or human-induced calamities, epidemics, crises, and catastrophes, which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities, such as conduct of training, insurance of assets, and public information and education initiatives, or any other purpose not authorized in this provision.

Utilization of the QRF shall be subject to DBM-OCD J.C. No. 2025-01 dated April 2, 2025, and such other guidelines as may be issued by the OCD and DBM.

5. Disaster Preparedness and Response Program. Of the amounts appropriated herein for the Disaster Preparedness and Response Program, Two Billion Seven Hundred Fifty Nine Million One Hundred Seventy Five Thousand Pesos (₱2,759,175,000) shall be allocated for the following:

(a) Two Billion Sixty Nine Million Four Hundred Six Thousand Pesos (₱2,069,406,000) for the establishment of upgraded Temporary Learning Space (TLS) units to ensure learning continuity of in-person classes in cases where school facilities are damaged due to disasters;

(b) Three Hundred Ninety Nine Million One Hundred Ten Thousand Pesos (₱399,110,000) for the procurement of micro weather stations for schools to establish accurate monitoring and early warning capabilities in schools, which are crucial in ensuring the safety of learners and personnel;

(c) Eighty Three Million Four Hundred Sixty Nine Thousand Pesos (₱83,469,000) for the establishment of DepEd Emergency Operations Center (EOC) to serve as the centralized hub for communication, monitoring, and coordination to ensure adequate disaster preparedness and agile disaster response for the safety of all learners and teachers; and

(d) Two Hundred Seven Million One Hundred Ninety Thousand Pesos (₱207,190,000) as additional funds for clean-up and clearing operations (CUCO) and minor repairs to schools.

Implementation of this provision shall be subject to the guidelines to be issued by DepEd to ensure that there is no overlap with other DepEd programs.

6. Basic Education Facilities. The amount of Eighty Five Billion Three Hundred Ninety Six Million Five Hundred Eighty One Thousand Pesos (₱85,396,581,000) appropriated herein under the Basic Education Facilities shall be allocated, as follows:

(a) Sixty Five Billion Nine Hundred Thirty One Million Two Hundred Five Thousand Pesos (₱65,931,205,000) for the construction, replacement, and completion of kindergarten, elementary, and secondary school buildings and technical vocational laboratories, including those situtated in the last mile schools; construction or installation of learning continuity spaces; purchase or acquisition of existing buildings constructed on alienable lot to be used as school buildings; installation or replacement of disability access facilities such as, but not limited to, ramps, handrails, tactile paving, and end-of-trip facilities, in compliance with accessibility principles; the construction of water and sanitation facilities; and site improvement such as school ground site levelling, slope protection, demolition of obstructions and unsafe structures, and construction of drainage system, fence and gate; among others, in all income class municipalities and cities: Provided, That school furniture may be included as part of a bundled construction package to ensure immediate operational readiness of the school buildings. One percent (1%) of said amount shall be used to cover changes in the detailed engineering designs for prior year’s projects.

Release of funds under the preceding paragraph shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations;

(b) Two Billion Pesos (₱2,000,000,000) for the construction of kindergarten, elementary, and secondary medium-rise school buildings and technical vocational laboratories; installation or replacement of disability access facilities such as, but not limited to, ramps, handrails, and tactile paving and end-of-trip facilities, in compliance with accessibility principles; the construction of water and sanitation facilities; and site improvement such as school ground site levelling, demolition of obstructions and unsafe structures, and construction of drainage system, fence and gate, among others, in priority areas with high population and enrollment rate but with limited buildable spaces. The identified sites should have undergone thorough preliminary detailed engineering studies to ensure stability of the structure;

(c) Fifty Six Million Pesos (₱56,000,000) for the construction of Alternative Learning System (ALS) Community Learning Centers (CLCs).

Priority shall be given to areas with limited access to formal basic education or higher concentration of out-of-school children in special cases, or adults lacking basic literacy skills or have dropped out of formal school, or both.

Each ALS CLC shall be constructed in accordance with the specializations, criteria, and other details provided and approved by the DepEd, in consultation with the municipal or city mayor or duly authorized representative, to ensure the orderly implementation of ALS programs;

(d) Seven Billion Seven Hundred Twenty Seven Million Nine Hundred Thousand Pesos (₱7,727,900,000) for the rehabilitation, renovation, repair, and improvement of kindergarten, elementary, and secondary school buildings following the “Repair All Policy”, including all access facilities for persons with disabilities, repair of water and sanitation facilities, and site improvement such as school ground site levelling, demolition of obstructions and unsafe structures, and construction of drainage system, fence and gate, among others;

(e) Five Hundred Million Pesos (₱500,000,000) for priority school health facilities for the construction, replacement, repair, rehabilitation of water systems, handwashing facilities, toilet facilities, and other health and sanitation-related facilities of the schools and their adaptation for accessibility of persons with disabilities to avoid the spread of diseases and ensure health and sanitation in schools;

(f) Two Hundred Nine Million Pesos (₱209,000,000) shall be allotted for the conversion of Special Education (SPED) centers into Inclusive Learning Resource Centers (ILRCs) or the establishment of new ILRCs in various regions.

The selection of, and minimum requirements for, the conversion of SPED centers into ILRCs shall be based on the existing guidelines of the DepEd;

276	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

(g) One Billion Pesos (₱1,000,000,000) for the construction of library and innovation hub buildings, in accordance with the standard specifications provided and approved by the DepEd;

(h) Two Billion Two Hundred Eighty Two Million Pesos (₱2,282,000,000) shall be used for the completion of unfinished school buildings: Provided, That priority shall be given to sites that have been certified on structural integrity, are located in schools with high enrollment, and pose immediate safety hazards;

(i) One Billion Pesos (₱1,000,000,000) for the lease of facilities from other NGAs, GOCCs, LGUs, and duly accredited private educational institutions to address perennial classroom shortages. The DepEd shall pay for rental fees for the use of such facilities, subject to applicable and pertinent budgeting, procurement, accounting, and auditing rules and regulations;

(j) One Billion Pesos (₱1,000,000,000) for the conduct of Preliminary and Detailed Engineering activities such as site validation, subsoil exploration, perimeter survey, and geotechnical evaluation including expenses for site validation activities, and the hiring of engineers; and

(k) Three Billion Six Hundred Ninety Million Four Hundred Seventy Six Thousand Pesos (₱3,690,476,000) for the acquisition of school desks, furniture and fixtures to ensure that all newly constructed and existing kindergarten, elementary, and secondary school buildings are provided with the corresponding number of school desks, furniture and fixtures. In the procurement thereof, the DepEd shall: (i) give preference to arts and trade schools and other similar technical or vocational schools with technical capabilities to manufacture and fabricate school desks, furniture and fixtures; and (ii) ensure that ten percent (10%) of this amount is allocated for cooperatives of persons with disabilities while fifteen percent (15%) for other types of cooperatives, subject to existing government procurement laws, rules, and regulations.

In the implementation of the foregoing projects under (a) to (h) the DepEd may enter into a MOA with other government agencies, such as the Department of Public Works and Highways, qualified local government units, and the AFP Corps of Engineers: Provided, That the implementation by the LGUs shall be subject to Section 103 of the General Provisions of this Act. The DepEd may likewise enter into a MOA with Civil Society Organizations (CSOs) or Non-Governmental Organizations (NGOs) for the construction of school buildings or engage a contractor to implement the same but without any profit margin or mark-up on the part of the CSO or NGO, subject to the provisions of Section 82 of the General Provisions of this Act. For this purpose, the DepEd shall identify the legal, technical and financial requirements to be complied by the CSOs or NGOs. In any case, the CSO or NGO shall remain responsible and accountable to DepEd in the implementation of the project. The construction by the implementing agencies, LGUs, AFP Corps of Engineers, CSOs, or NGOs must still be subject to the original project timelines and DepEd’s classroom needs assessment and minimum performance standards and specifications, including standards of construction. The DepEd shall immediately transfer or release the funds necessary in the implementation of the projects subject to the provisions of the MOA and pertinent budgeting, accounting, and auditing rules and regulations.

One half of one percent (0.5%) of the total allocations for items (a) to (g) shall be used for engineering and administrative overhead (EAO) expenses which shall be limited to: (i) administrative overhead including the hiring of individuals engaged through job orders or contracts of service or such other engagement of personnel without employer-employee relationship; (ii) pre-construction activities after detailed engineering or pre-repair/rehabilitation activities such as conduct of necessary structural test to determine the condition of the structure and the appropriate repair/rehabilitation needs; (iii) project management including the conduct of regular monitoring to ensure quality and timely completion of the projects; (iv) testing and quality control; (v) acquisition, rehabilitation, and repair of related equipment and parts; and (vi) contingencies in relation to pre-construction/repair/rehabilitation activities.

The EAO expenses shall be treated or booked-up as capitalized expenditures and form part of the project cost.

Whenever applicable and cost effective, the DepEd shall endeavor to use indigenous and sustainable materials in the construction of its basic education facilities.

7. Expedited Processing of Local Permits for Basic Education Facilities. The DepEd, in coordination with the concerned LGUs, shall ensure that the processing of building permits and other local clearances required for school building projects funded herein under Basic Education Facilities is conducted in accordance with the maximum processing times and standards prescribed under R.A. No. 11032, otherwise known as the “Ease of Doing Business and Efficient Government Service Delivery Act of 2018,” and its implementing rules and regulations.

The implementation of the project shall comply with the original timeline of construction except in cases of unforeseen or fortuitous events. In cases of failure or refusal of any LGU or local official to act on complete applications within the periods provided in said law, the information shall be included in the quarterly reports on the status of implementation of Basic Education Facilities submitted by DepEd to the DBM, the House Committee on Appropriations, and the Senate Committee on Finance.

8. Improvement and Acquisition of School Sites. The amount of Ninety Seven Million Four Hundred Sixty Thousand Pesos (₱97,460,000) appropriated herein under Improvement and Acquisition of School Sites shall be used for the acquisition of school sites and sites with existing structures such as, but not limited to, school buildings and other facilities to address school congestion and environmental and safety issues taking into consideration sites donated by LGUs and other stakeholders, for the payment of compensation for existing school sites pursuant to final and executory decisions of the courts, negotiated sale, and expropriation of privately-owned lands occupied by DepEd schools in accordance with R.A. No. 10752.

9. Special Hardship Allowance. The amount appropriated herein for Special Hardship Allowance shall be used to compensate qualified DepEd personnel for their difficulties and hardships while in hardship posts, multi-grade schools, and ALS areas subject to the guidelines to be issued by DepEd, in consultation with DBM.

The aggregate amount of allowance to qualified DepEd personnel at any given month shall be twenty five percent (25%) of their basic monthly salary. In no case shall a qualified individual receive Special Hardship Allowance under two (2) or more categories.

10. Teaching Allowance. The amount appropriated herein shall be used for the payment of teaching allowance of Ten Thousand Pesos (₱10,000) per qualified DepEd public school teacher for the purchase of tangible or intangible teaching supplies and materials, the payment of incidental expenses, and the implementation or conduct of various learning delivery modalities, subject to R.A. No. 11997, its IRR, and DepEd guidelines.

11. Payment of Compensation for Teaching Overload. The amount appropriated herein for honoraria shall be used exclusively to compensate teaching personnel who have rendered actual classroom teaching exceeding six (6) hours in a day, pursuant to the pertinent provisions of R.A. No. 4670, existing rules and regulations of the DepEd and DBM, and subject to the General Provisions of this Act.

12. Creation of Teaching Positions, Recruitment, and Appointment of Teachers. The DepEd shall ensure the timely creation and allocation of additional teaching positions and appointment of teachers for formal school system (elementary and secondary schools) and non-formal ALS. For this purpose, the DepEd shall observe or comply with the following:

JANUARY 5, 2026	OFFICIAL GAZETTE	277
DEPARTMENT OF EDUCATION

(a) The standards and requirements for teaching positions under the Enhanced Basic Education Information System (EBEIS) for formal school system and the Leaner Information System (LIS) for the non-formal schools as of SY 2025-2026. The DepEd shall annually update the EBEIS and LIS to ensure reliability and accuracy of data;

(b) Submission to the DBM of a request supported by the deployment report prior to the start of the school year to ensure timely issuance of the Notice of Organization, Staffing and Compensation Action (NOSCA);

(c) Selection of teachers based on the Comparative Assessment Results - Registry of Qualified Applicants and their subsequent appointment upon issuance of the NOSCA with priority given to those previously created but remained unfilled; and

(d) Assignment of teachers by schools division which shall be identified as their station. Teachers may be transferred within their station to address the imbalances resulting from excess or shortage of teachers by reason of increase or decrease in enrollment.

The appointing authorities at the Schools Division Office (SDO), through their respective official websites, shall be responsible for ensuring that all vacant (newly created and vacated) teaching positions must be published and posted in accordance with the CSC rules and Agency Merit Selection Plan. Duly approved appointments issued to the new teachers within the current year shall likewise be announced and/or posted on the DepEd bulletin boards of respective SDOs and through other modes for at least fifteen (15) calendar days after the issuance of the appointment.

13. Filling of Vacant Positions. The DepEd shall take all appropriate measures to fill its existing vacant teaching and non-teaching positions before December 31, 2026.

For this purpose, the DepEd Secretary is hereby mandated to submit quarterly status reports to the Senate Committee on Basic Education and the House Committee on Basic Education and Culture on the implementation of this provision, not later than the tenth day after the close of the quarter.

14. Provision of Learning Resources. The amount appropriated herein for learning resources such as textbooks and other instructional materials, learning tools and equipment, information and communications technology packages, and video and sound recordings shall be released to the DepEd. The purchase of these learning resources, including the design and development, quality assurance, production, delivery, and management thereof, shall be prescribed by the DepEd pursuant to R.A. No. 8047, R.A. No. 9155, R.A. No. 10533, existing government procurement laws, rules, and regulations, and other applicable laws.

15. Provision of Learning Resources for Learners with Disabilities. The amount of One Hundred Million Pesos (₱100,000,000) appropriated herein under the Textbooks and Other Instructional Materials shall be used for learners with disabilities enrolled in the formal school system and the ALS in accordance with the guidelines issued by the DepEd.

16. Appropriations for In-Service Training. The amount of One Billion Five Hundred Sixty Four Million Six Hundred Thirty Eight Thousand Pesos (₱1,564,638,000) appropriated herein under Human Resource Development for Personnel in Schools and Learning Centers shall be used for the in-service training and other learning and development interventions of public school teachers, superintendent, principals, subject area coordinators, and other instructional school leaders to upgrade their competence based on their professional standards, and other subjects pertinent to the effective exercise of educational functions in accordance with R.A. No. 9155, as amended, and other governing laws.

The DepEd shall work closely with teacher training institutions in the SUCs such as the University of the Philippines, Philippine Normal University, Development Academy of the Philippines, relevant government agencies and other institutions of similarly high repute, including private institutions in accordance with Item 9 of L.O.I. No. 1487 dated December 10, 1985, subject to pertinent DepEd policies, rules, and guidelines, as well as relevant issuances in engaging partners and learning service providers.

17. Payment of Relocation Allowance. The amount of Seven Hundred Fifty Five Million Pesos (₱755,000,000) appropriated herein shall be used as a one-time relocation allowance to teachers reassigned to a new work station for a period of at least six (6) months. The allowance shall not apply to reassignments within the National Capital Region (NCR) nor to new assignments outside NCR involving a distance of less than one hundred kilometers, except when the transfer or movement requires travel by air or sea. The grant of relocation allowance shall be subject to the guidelines issued by the DepEd.

18. World Teachers’ Day Incentive Benefit. The amount appropriated herein under World Teachers’ Day Incentive Benefit shall be granted during the Annual World Teachers’ Day celebration in the amount of One Thousand Pesos (₱1,000) per teacher, subject to the guidelines issued by the DepEd, and pertinent budgeting, accounting, and auditing rules and regulations.

19. Government Assistance and Subsidies. The amount of Forty One Billion Seventy Six Million Forty Two Thousand Pesos (₱41,076,042,000) appropriated herein for Government Assistance and Subsidies shall be allocated as follows:

(a) Twelve Billion Three Hundred Sixty Two Million Four Hundred Sixty Eight Thousand Pesos (₱12,362,468,000) for the implementation of the Educational Service Contracting (ESC) Program in private junior high schools. In the selection of grantees, priority shall be given to learners from congested public schools and learners who come from low income households. The ESC Program shall adopt a performance-based accreditation or certification for participating private junior high schools;

(b) Twenty Six Billion Four Hundred Eighty Seven Million Seven Hundred Twenty Four Thousand Pesos (₱26,487,724,000) for the implementation of the Senior High School (SHS) Voucher Program to enable qualified students, as determined by DepEd, to enroll in private secondary schools, private higher education institutions (HEIs), private technical vocational institutions (TVIs), and public TVIs authorized to offer the SHS Program. Priority shall be given to students who come from low income households; and

(c) Two Billion Two Hundred Twenty Five Million Eight Hundred Fifty Thousand Pesos (₱2,225,850,000) for the implementation of a Joint Delivery Voucher Program (JDVP) to enable selected public SHS students taking the Technical Vocational and Livelihood (TVL) track, to take their TVL subjects, technical professional, and related training in private or non-DepEd schools and institutions, subject to the guidelines issued by DepEd.

The implementation of the ESC and SHS Voucher Programs, as well as other programs of Government Assistance and Subsidies, including the conduct of research towards the attainment of the objectives of government assistance to private education, shall be subject to the issuance of policies and guidelines by DepEd. The JDVP shall be managed by the DepEd while the ESC and SHS voucher programs, as well as other programs of government assistance and subsidies, shall be managed jointly by DepEd and the Private Education Assistance Committee (PEAC). Implementation of the above-mentioned programs with government agencies and other institutions such as TESDA may also be allowed.

278	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

The DepEd shall also ensure that assistance and voucher amounts be regularly reviewed and updated by the State Assistance Council (SAC).

The DepEd shall convene the SAC and shall develop guidelines to regularly update government assistance and voucher amounts that will sufficiently support the transfer of public school students to private schools.

The DepEd shall ensure that a list of the schools and institutions participating in ESC and SHS Voucher Programs, and JDVP, respectively, is posted on the DepEd website. For programs managed jointly with PEAC, the respective lists shall also be posted on the PEAC website.

The DepEd shall continue to implement the government assistance and subsidies programs for beneficiaries - learners, teachers, and schools - in the BARMM.

The implementation of this Program, including the monitoring of payment to BARMM schools, shall be subject to the guidelines to be issued by DepEd.

20. Government Assistance and Subsidies - Training and Upgrading Knowledge for Learners, Teachers, and Achievers in Schools. The amount of One Hundred Million Eight Hundred Thousand Pesos (₱100,800,000) for the implementation of the Government Assistance and Subsidies - Training and Upgrading Knowledge for Learners, Teachers, and Achievers in Schools (GAS-TUKLAS) shall be used to provide financial assistance to financially challenged learners and teacher-coaches from public schools and private basic education schools for their participation in national and international academic, sports, cultural, and other recognized competitions. The financial assistance shall cover registration fees, training and preparation expenses, travel expenses, and lodging and meals during the conduct of training and competitions.

In the selection of beneficiaries, priority shall be given to learners and teachers who have qualified in DepEd-endorsed or DepEd-recognized competitions who come from low-income households. The implementation of this program shall be subject to the issuance of policies and guidelines by DepEd: Provided, That implementation in partnership with other NGAs, LGUs, and private institutions may also be allowed.

21. Conservation and Restoration of Gabaldon School Buildings and Other Heritage School Buildings. The heritage school buildings, such as Gabaldon school buildings, shall be conserved and restored as part of the preservation of the country’s cultural heritage in accordance with R.A. No. 11194 and its IRR. The conduct of restoration shall include site improvement such as school ground site levelling and grading with utmost consideration on the structural safety and integrity of the school building, and demolition of obstructions and unsafe structure surrounding the Gabaldon building. The DepEd shall ensure that the said school buildings are fully restored according to the standards set in the IRR of R.A. No. 11194.

For this purpose, the DepEd shall coordinate with the National Commission for Culture and the Arts, the National Historical Commission of the Philippines, and the National Museum of the Philippines for a review of the list of Gabaldon school buildings to be conserved and restored.

One half of one percent (0.5%) of the total allocation shall be used for EAO expenses which shall be limited to: (i) administrative overhead including the hiring of individuals engaged through job orders or contracts of service or such other engagement of personnel without employer-employee relationship; (ii) pre-restoration activities such as conduct of necessary structural test to determine the condition of the structure and the appropriate repair needs; (iii) project management including the conduct of regular monitoring to ensure quality and timely completion of the projects; (iv) acquisition, rehabilitation, and repair of related equipment and parts: and (v) contingencies in relation to pre-restoration activities. The EAO expenses shall be treated or booked-up as capitalized expenditures and form part of the project cost.

22. Site Development for Public-Private Partnership (PPP) Projects. The amount of One Hundred Sixty Million Pesos (₱160,000,000) appropriated herein under the Public Schools Infrastructure Program shall be used for the conduct of site development activities, such as but not limited to soil testing, site evaluations and surveys, and geotechnical reports to ensure that the school sites which will be designated under the PPP projects of the Department are construction ready.

23. Quality Assurance of Learning Modules. The DepEd shall ensure that quality assurance protocols are in place and being strictly implemented at every level of production of learning modules, whether they emanate from the Central Office or from private schools and other learning institutions. The learning modules shall be free from any errors and other mishaps. The DepEd error watch initiative shall work proactively, and not only conduct conformance review to erroneous learning modules already released to the students but also to those that are still in the early stages of production. Erroneous modules shall be immediately rectified or withdrawn and replaced without hampering the learning schedule of the students.

In order to avoid incidents similar to this, the quality of learning modules shall be included as a key performance indicator in the succeeding budget of the DepEd.

24. Creation, Recruitment, and Appointments to School-Based Non-Teaching Positions. The DepEd shall ensure that elementary and secondary schools are provided with non-teaching positions to provide the necessary administrative and support services in the general operations of schools, as well as the school-based programs and projects of the DepEd.

For this purpose, the DepEd shall comply with the following: (i) the standards and requirements for school-based non-teaching positions which shall be reviewed and agreed by the DepEd and DBM; and (ii) submission to the DBM of a request for the creation of school-based non-teaching positions, supported by the deployment report prior to the start of the school year to ensure timely issuance of the NOSCA.

Further, the recruitment, selection, and appointments to school-based non-teaching positions shall be subject to the guidelines issued by the DepEd, as well as other relevant laws and policies.

25. School-Based Feeding Program (SBFP). The amount appropriated herein shall be used to provide nutritious meals or nutritious food products to all incoming kindergarten and grade 1 learners, and to wasted, severely wasted, stunted, and severely stunted grades two to six learners as determined by the DepEd in its reports, pupils-at-risk of dropping out, indigenous people learners, and those coming from indigent families: Provided , That Three Hundred Sixty Nine Million Six Hundred Thousand Pesos (₱369,600,000) of the appropriations under this program shall exclusively be allocated to provide nutritional support to at least one hundred forty thousand (140,000) nutritionally at-risk pregnant adolescents enrolled in public schools, as well as other malnourished learners from vulnerable and marginalized groups beyond grade 6, subject to the guidelines to be issued by the DepEd, in coordination with DOH, DSWD, and DILG, integrating other required maternal and child health support.

The DepEd is authorized to deduct the amount equivalent to not more than one and a half percent (1.5%) of the total costs for the following expenditures of the DepEd Central Office, Regional Offices, and SDOs: (i) SBFP-related activities; (ii) cost of purchasing basic cooking equipment and/or eating utensils, cooling equipment or materials, as provided in the applicable DepEd rules and regulations; (iii) distribution costs to schools and households; (iv) IT-enabled software for nutritional assessment, data-gathering and monitoring, and others; (v) minor repair of kitchens; and (vi) other administrative costs inherent to program operations.

For the effective implementation of the School-Based Feeding Program, the DepEd may enter into a MOA with LGUs, including barangays, municipalities, cities, and provinces, as implementing partners of the program. The DepEd shall immediately transfer or release the funds necessary in the implementation of the projects subject to the provisions of the MOA, existing budgeting, procurement, accounting, and auditing rules and regulations, and to the guidelines to be issued by the DepEd.

JANUARY 5, 2026	OFFICIAL GAZETTE	279
DEPARTMENT OF EDUCATION

In the provision for the needs of learners, preference and priority shall be given to locally produced food and refreshments, or Philippine products consistent with Section 4 (f) of R.A. No. 6713 in relation to Section 2 (g) of R.A. No. 11981.

The DepEd shall ensure the proper implementation of the program and guarantee the prompt and timely payment to suppliers, subject to existing budgeting, accounting, auditing, and procurement rules and regulations. (GENERAL OBSERVATION- President’s veto Message, January 5, 2026, volume I-B, page 722, R.A. No. 12314)

26. Gulayan sa Paaralan. The DepEd shall require public schools with available lands to establish a vegetable garden through which students shall be taught science and nutrition related to vegetable farming.

Implementation of this Program shall be subject to the guidelines issued by DepEd.

27. Appropriation for the School-Based Mental Health Program and the Learner Wellness Division. The amount of Two Billion Nine Hundred Seventy Four Million Seven Hundred Twenty Thousand Pesos (₱2,974,120,000) appropriated herein under the Learner Support Programs shall be used for the implementation of the School-Based Mental Health Program established through R.A. No. 12080, including activities for the creation of the Learner Wellness Division, as provided in its IRR.

28. Conduct of Research and Evaluation-Related Activities with the Philippine Institute for Development Studies (PIDS). The amount of Fifty Million Pesos (₱50,000,000) appropriated herein under the Policy and Research Program shall be released directly to PIDS for research and evaluation activities or projects.

The release of funds shall be subject to existing budgeting, accounting, and auditing rules and regulations.

The DepEd shall submit to the DBM, either in printed form or by way of electronic document, reports on the status of the research projects funded herein and the utilization of funds transferred.

29. Reporting and Posting Requirements. The DepEd shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the Budget and Treasury Management System (BTMS); and

(b) DepEd’s website.

The DepEd shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, Honse Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

30. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	13,000,860,000	₱	6,691,789,000	₱	1,071,000,000	₱	20,763,649,000

National Capital Region (NCR)		715,773,000		3,420,196,000		1,029,000,000		5,164,969,000

Central Office		289,838,000		3,148,435,000		1,029,000,000		4,467,273,000
Regional Office - NCR		42,851,000		51,449,000				94,300,000
Division of Caloocan		27,550,000		22,504,000				50,054,000

Division Office - Proper		27,550,000		22,504,000				50,054,000
Division of Las Piñas		20,670,000		11,281,000				31,951,000

Division Office - Proper		20,670,000		11,281,000				31,951,000
Division of Makati		18,964,000		8,425,000				27,389,000

Division Office - Proper		18,964,000		8,425,000				27,389,000

280	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Division of Malabon City	21,323,000	9,523,000	30,846,000

Division Office - Proper	21,323,000	9,523,000	30,846,000
Division of Mandaluyong	23,274,000	8,689,000	31,963,000

Division Office - Proper	23,274,000	8,689,000	31,963,000
Division of Manila	20,700,000	30,562,000	51,262,000

Division Office - Proper	20,700,000	30,562,000	51,262,000
Division of Marikina	20,613,000	10,009,000	30,622,000

Division Office - Proper	20,613,000	10,009,000	30,622,000
Division of Muntinlupa	19,412,000	9,470,000	28,882,000

Division Office - Proper	19,412,000	9,470,000	28,882,000
Division of Navotas City	19,752,000	7,865,000	27,617,000

Division Office - Proper	19,752,000	7,865,000	27,617,000
Division of Parañaque City	21,410,000	10,497,000	31,907,000

Division Office - Proper	21,410,000	10,497,000	31,907,000
Division of Pasay City	29,593,000	9,244,000	38,837,000

Division Office - Proper	29,593,000	9,244,000	38,837,000
Division of Pasig City	22,209,000	13,322,000	35,531,000

Division Office - Proper	22,209,000	13,322,000	35,531,000
Division of Quezon City	56,961,000	34,756,000	91,717,000

Division Office - Proper	56,961,000	34,756,000	91,717,000
Division of San Juan City	13,813,000	4,880,000	18,693,000

Division Office - Proper	13,813,000	4,880,000	18,693,000
Division of Taguig and Pateros	20,920,000	16,627,000	37,547,000

Division Office - Proper	20,920,000	16,627,000	37,547,000
Division of Valenzuela City	25,920,000	12,658,000	38,578,000

Division Office - Proper	25,920,000	12,658,000	38,578,000
Region I - Ilocos	1,289,742,000	207,877,000	1,497,619,000

Regional Office - I	42,222,000	47,385,000	89,607,000
Division of Alaminos City	34,574,000	5,597,000	40,171,000

Division Office - Proper	34,574,000	5,597,000	40,171,000

JANUARY 5, 2026	OFFICIAL GAZETTE	281
DEPARTMENT OF EDUCATION

Division of Batac City	27,997,000	4,819,000		32,816,000

Division Office - Proper	27,997,000	4,819,000		32,816,000
Division of Candon City	32,295,000	4,940,000		37,235,000

Division Office - Proper	32,295,000	4,940,000		37,235,000
Division of Dagupan City	34,818,000	7,410,000		42,228,000

Division Office - Proper	34,818,000	7,410,000		42,228,000
Division of Ilocos Norte	133,234,000	13,550,000		146,784,000

Division Office - Proper	133,234,000	13,550,000		146,784,000
Division of Ilocos Sur	180,422,000	16,191,000		196,613,000

Division Office - Proper	180,422,000	16,191,000		196,613,000
Division of La Union	154,288,000	16,892,000		171,180,000

Division Office - Proper	154,288,000	16,892,000		171,180,000
Division of Laoag City	35,910,000	6,188,000		42,098,000

Division Office - Proper	35,910,000	6,188,000		42,098,000
Division of Pangasinan I	242,311,000	32,102,000		274,413,000

Division Office - Proper	242,311,000	32,102,000		274,413,000
Division of Pangasinan II	225,974,000	26,920,000		252,894,000

Division Office - Proper	225,974,000	26,920,000		252,894,000
Division of San Carlos City	47,407,000	8,116,000		55,523,000

Division Office - Proper	47,407,000	8,116,000		55,523,000
Division of San Fernando City	25,377,000	5,473,000		30,850,000

Division Office - Proper	25,377,000	5,473,000		30,850,000
Division of Urdaneta City	46,163,000	7,226,000		53,389,000

Division Office - Proper	46,163,000	7,226,000		53,389,000
Division of Vigan City	26,750,000	5,068,000		31,818,000

Division Office - Proper	26,750,000	5,068,000		31,818,000
Cordillera Administrative Region (CAR)	486,742,000	115,831,000	42,000,000	644,573,000

Baguio Teachers Camp	25,326,000	3,451,000	42,000,000	70,777,000
Regional Office - CAR	38,947,000	37,685,000		76,632,000

282	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Division of Abra	46,964,000	10,465,000	57,429,000

Division Office - Proper	46,964,000	10,465,000	57,429,000
Division of Apayao	40,484,000	8,019,000	48,503,000

Division Office - Proper	40,484,000	8,019,000	48,503,000
Division of Baguio City	36,202,000	9,023,000	45,225,000

Division Office - Proper	36,202,000	9,023,000	45,225,000
Division of Benguet	136,862,000	13,136,000	149,998,000

Division Office - Proper	136,862,000	13,136,000	149,998,000
Division of Ifugao	48,351,000	9,480,000	57,831,000

Division Office - Proper	48,351,000	9,480,000	57,831,000
Division of Kalinga	33,366,000	7,769,000	41,135,000

Division Office - Proper	33,366,000	7,769,000	41,135,000
Division of Mt. Province	50,588,000	9,644,000	60,232,000

Division Office - Proper	50,588,000	9,644,000	60,232,000
Division of Tabuk City	29,652,000	7,159,000	36,811,000

Division Office - Proper	29,652,000	7,159,000	36,811,000
Region II - Cagayan Valley	865,895,000	150,406,000	1,016,301,000

Regional Office - II	37,575,000	36,321,000	73,896,000
Division of Batanes	26,716,000	4,815,000	31,531,000

Division Office - Proper	26,716,000	4,815,000	31,531,000
Division of Cagayan	219,546,000	28,099,000	247,645,000

Division Office - Proper	219,546,000	28,099,000	247,645,000
Division of Cauayan City	37,420,000	6,558,000	43,978,000

Division Office - Proper	37,420,000	6,558,000	43,978,000
Division of Ilagan City	43,382,000	7,239,000	50,621,000

Division Office - Proper	43,382,000	7,239,000	50,621,000
Division of Isabela	248,286,000	30,785,000	279,071,000

Division Office - Proper	248,286,000	30,785,000	279,071,000
Division of Nueva Vizcaya	115,266,000	14,015,000	129,281,000

Division Office - Proper	115,266,000	14,015,000	129,281,000

JANUARY 5, 2026	OFFICIAL GAZETTE	283
DEPARTMENT OF EDUCATION

Division of Quirino	77,713,000	9,209,000	86,922,000

Division Office - Proper	77,713,000	9,209,000	86,922,000
Division of Santiago City	27,784,000	6,336,000	34,120,000

Division Office - Proper	27,784,000	6,336,000	34,120,000
Division of Tuguegarao City	32,207,000	7,029,000	39,236,000

Division Office - Proper	32,207,000	7,029,000	39,236,000
Region III - Central Luzon	688,975,000	340,509,000	1,029,484,000

Regional Office - III	39,462,000	64,658,000	104,120,000
Division of Angeles City	17,790,000	10,164,000	27,954,000

Division Office - Proper	17,790,000	10,164,000	27,954,000
Division of Aurora	36,529,000	9,438,000	45,967,000

Division Office - Proper	36,529,000	9,438,000	45,967,000
Division of Balanga City	18,903,000	5,352,000	24,255,000

Division Office - Proper	18,903,000	5,352,000	24,255,000
Division of Baliwag City	16,356,000	5,150,000	21,506,000

Division Office - Proper	16,356,000	5,150,000	21,506,000
Division of Bataan	46,405,000	15,332,000	61,737,000

Division Office - Proper	46,405,000	15,332,000	61,737,000
Division of Bulacan	29,165,000	38,821,000	67,986,000

Division Office - Proper	29,165,000	38,821,000	67,986,000
Division of Cabanatuan City	21,775,000	8,192,000	29,967,000

Division Office - Proper	21,775,000	8,192,000	29,967,000
Division of Gapan City	20,602,000	6,319,000	26,921,000

Division Office - Proper	20,602,000	6,319,000	26,921,000
Division of Mabalacat City	16,957,000	7,575,000	24,532,000

Division Office - Proper	16,957,000	7,575,000	24,532,000
Division of Malolos City	24,445,000	7,883,000	32,328,000

Division Office - Proper	24,445,000	7,883,000	32,328,000
Division of Meycauayan City	18,119,000	6,482,000	24,601,000

Division Office - Proper	18,119,000	6,482,000	24,601,000

284	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Division of Muñoz Science City	17,124,000	5,425,000	22,549,000

Division Office - Proper	17,124,000	5,425,000	22,549,000
Division of Nueva Ecija	80,674,000	32,732,000	113,406,000

Division Office - Proper	80,674,000	32,732,000	113,406,000
Division of Olongapo City	17,636,000	8,134,000	25,770,000

Division Office - Proper	17,636,000	8,134,000	25,770,000
Division of Pampanga	78,456,000	31,929,000	110,385,000

Division Office - Proper	78,456,000	31,929,000	110,385,000
Division of San Fernando City	19,506,000	8,825,000	28,331,000

Division Office - Proper	19,506,000	8,825,000	28,331,000
Division of San Jose City	20,877,000	6,421,000	27,298,000

Division Office - Proper	20,877,000	6,421,000	27,298,000
Division of San Jose del Monte City	14,842,000	11,915,000	26,757,000

Division Office - Proper	14,842,000	11,915,000	26,757,000
Division of Tarlac	62,426,000	24,710,000	87,136,000

Division Office - Proper	62,426,000	24,710,000	87,136,000
Division of Tarlac City	26,625,000	9,069,000	35,694,000

Division Office - Proper	26,625,000	9,069,000	35,694,000
Division of Zambales	44,301,000	15,983,000	60,284,000

Division Office - Proper	44,301,000	15,983,000	60,284,000
Region IVA - CALABARZON	1,433,272,000	397,081,000	1,830,353,000

Regional Office - IVA	38,272,000	68,116,000	106,388,000
Division of Antipolo City	42,980,000	14,988,000	57,968,000

Division Office - Proper	42,980,000	14,988,000	57,968,000
Division of Bacoor City	32,566,000	9,008,000	41,574,000

Division Office - Proper	32,566,000	9,008,000	41,574,000
Division of Batangas	175,833,000	32,699,000	208,532,000

Division Office - Proper	175,833,000	32,699,000	208,532,000
Division of Batangas City	46,732,000	9,144,000	55,876,000

Division Office - Proper	46,732,000	9,144,000	55,876,000

JANUARY 5, 2026	OFFICIAL GAZETTE	285
DEPARTMENT OF EDUCATION

Division of Biñan City	36,793,000	8,238,000	45,031,000

Division Office - Proper	36,793,000	8,238,000	45,031,000
Division of Cabuyao City	31,560,000	7,695,000	39,255,000

Division Office - Proper	31,560,000	7,695,000	39,255,000
Division of Calaca City		2,400,000	2,400,000

Division Office - Proper		2,400,000	2,400,000
Division of Calamba City	43,381,000	10,235,000	53,616,000

Division Office - Proper	43,381,000	10,235,000	53,616,000
Division of Carmona City		2,400,000	2,400,000

Division Office - Proper		2,400,000	2,400,000
Division of Cavite	117,462,000	31,646,000	149,108,000

Division Office - Proper	117,462,000	31,646,000	149,108,000
Division of Cavite City	24,266,000	5,594,000	29,860,000

Division Office - Proper	24,266,000	5,594,000	29,860,000
Division of Dasmariñas City	35,317,000	12,085,000	47,402,000

Division Office - Proper	35,317,000	12,085,000	47,402,000
Division of General Trias City	29,375,000	8,147,000	37,522,000

Division Office - Proper	29,375,000	8,147,000	37,522,000
Division of Imus City	30,678,000	8,436,000	39,114,000

Division Office - Proper	30,678,000	8,436,000	39,114,000
Division of Laguna	100,944,000	30,211,000	131,155,000

Division Office - Proper	100,944,000	30,211,000	131,155,000
Division of Lipa City	49,909,000	9,159,000	59,068,000

Division Office - Proper	49,909,000	9,159,000	59,068,000
Division of Lucena City	41,050,000	7,867,000	48,917,000

Division Office - Proper	41,050,000	7,867,000	48,917,000
Division of Quezon	243,849,000	42,883,000	286,732,000

Division Office - Proper	243,849,000	42,883,000	286,732,000
Division of Rizal	109,949,000	34,148,000	144,097,000

Division Office - Proper	109,949,000	34,148,000	144,097,000

286	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Division of San Pablo City	46,902,000	8,496,000	55,398,000

Division Office - Proper	46,902,000	8,496,000	55,398,000
Division of San Pedro City	29,035,000	7,302,000	36,337,000

Division Office - Proper	29,035,000	7,302,000	36,337,000
Division of Sta. Rosa City	32,618,000	7,943,000	40,561,000

Division Office - Proper	32,618,000	7,943,000	40,561,000
Division of Sto. Tomas City	26,677,000	5,540,000	32,217,000

Division Office - Proper	26,677,000	5,540,000	32,217,000
Division of Tanauan City	36,830,000	7,350,000	44,180,000

Division Office - Proper	36,830,000	7,350,000	44,180,000
Division of Tayabas City	30,294,000	5,351,000	35,645,000

Division Office - Proper	30,294,000	5,351,000	35,645,000
Region IVB - MIMAROPA	596,226,000	140,067,000	736,293,000

Regional Office - IVB	37,558,000	37,690,000	75,248,000
Division of Calapan City	29,730,000	7,036,000	36,766,000

Division Office - Proper	29,730,000	7,036,000	36,766,000
Division of Marinduque	34,269,000	10,498,000	44,767,000

Division Office - Proper	34,269,000	10,498,000	44,767,000
Division of Occidental Mindoro	91,299,000	15,521,000	106,820,000

Division Office - Proper	91,299,000	15,521,000	106,820,000
Division of Oriental Mindoro	84,612,000	20,123,000	104,735,000

Division Office - Proper	84,612,000	20,123,000	104,735,000
Division of Palawan	233,684,000	28,100,000	261,784,000

Division Office - Proper	233,684,000	28,100,000	261,784,000
Division of Puerto Princesa City	32,804,000	9,050,000	41,854,000

Division Office - Proper	32,804,000	9,050,000	41,854,000
Division of Romblon	52,270,000	12,049,000	64,319,000

Division Office - Proper	52,270,000	12,049,000	64,319,000
Region V - Bicol	777,170,000	248,872,000	1,026,042,000

Regional Office - V	37,601,000	49,214,000	86,815,000

JANUARY 5, 2026	OFFICIAL GAZETTE	287
DEPARTMENT OF EDUCATION

Division of Albay	80,467,000	25,082,000	105,549,000

Division Office - Proper	80,467,000	25,082,000	105,549,000
Division of Camarines Norte	48,372,000	17,095,000	65,467,000

Division Office - Proper	48,372,000	17,095,000	65,467,000
Division of Camarines Sur	194,509,000	45,939,000	240,448,000

Division Office - Proper	194,509,000	45,939,000	240,448,000
Division of Catanduanes	40,290,000	12,010,000	52,300,000

Division Office - Proper	40,290,000	12,010,000	52,300,000
Division of Iriga City	23,266,000	6,402,000	29,668,000

Division Office - Proper	23,266,000	6,402,000	29,668,000
Division of Legazpi City	28,041,000	7,687,000	35,728,000

Division Office - Proper	28,041,000	7,687,000	35,728,000
Division of Ligao City	28,131,000	7,076,000	35,207,000

Division Office - Proper	28,131,000	7,076,000	35,207,000
Division of Masbate	123,561,000	27,197,000	150,758,000

Division Office - Proper	123,561,000	27,197,000	150,758,000
Division of Masbate City	25,662,000	6,758,000	32,420,000

Division Office - Proper	25,662,000	6,758,000	32,420,000
Division of Naga City	26,647,000	7,804,000	34,451,000

Division Office - Proper	26,647,000	7,804,000	34,451,000
Division of Sorsogon	68,963,000	21,088,000	90,051,000

Division Office - Proper	68,963,000	21,088,000	90,051,000
Division of Sorsogon City	26,318,000	8,116,000	34,434,000

Division Office - Proper	26,318,000	8,116,000	34,434,000
Division of Tabaco City	25,342,000	7,404,000	32,746,000

Division Office - Proper	25,342,000	7,404,000	32,746,000
Region VI - Western Visayas	703,347,000	163,772,000	867,119,000

Regional Office - VI	38,200,000	32,156,000	70,356,000
Division of Aklan	85,622,000	16,006,000	101,628,000

Division Office - Proper	85,622,000	16,006,000	101,628,000

288	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Division of Antique	96,197,000	18,421,000	114,618,000

Division Office - Proper	96,197,000	18,421,000	114,618,000
Division of Capiz	86,073,000	18,534,000	104,607,000

Division Office - Proper	86,073,000	18,534,000	104,607,000
Division of Guimaras	44,362,000	8,061,000	52,423,000

Division Office - Proper	44,362,000	8,061,000	52,423,000
Division of Iloilo	233,332,000	47,820,000	281,152,000

Division Office - Proper	233,332,000	47,820,000	281,152,000
Division of Iloilo City	51,270,000	10,103,000	61,373,000

Division Office - Proper	51,270,000	10,103,000	61,373,000
Division of Passi City	29,598,000	5,645,000	35,243,000

Division Office - Proper	29,598,000	5,645,000	35,243,000
Division of Roxas City	38,693,000	7,026,000	45,719,000

Division Office - Proper	38,693,000	7,026,000	45,719,000
Negros Island Region (NIR)	830,361,000	233,252,000	1,063,613,000

Regional Office - NIR		48,874,000	48,874,000
Division of Bacolod City	48,980,000	11,853,000	60,833,000

Division Office - Proper	48,980,000	11,853,000	60,833,000
Division of Bago City	35,655,000	7,780,000	43,435,000

Division Office - Proper	35,655,000	7,780,000	43,435,000
Division of Bais City	26,302,000	5,574,000	31,876,000

Division Office - Proper	26,302,000	5,574,000	31,876,000
Division of Bayawan City	39,232,000	7,672,000	46,904,000

Division Office - Proper	39,232,000	7,672,000	46,904,000
Division of Cadiz City	35,474,000	7,586,000	43,060,000

Division Office - Proper	35,474,000	7,586,000	43,060,000
Division of Canlaon City	15,544,000	4,665,000	20,209,000

Division Office - Proper	15,544,000	4,665,000	20,209,000
Division of Dumaguete City	25,318,000	5,446,000	30,764,000

Division Office - Proper	25,318,000	5,446,000	30,764,000

JANUARY 5, 2026	OFFICIAL GAZETTE	289
DEPARTMENT OF EDUCATION

Division of Escalante City	31,753,000	6,118,000	37,871,000

Division Office - Proper	31,753,000	6,118,000	37,871,000
Division of Guihulngan City	29,456,000	6,353,000	35,809,000

Division Office - Proper	29,456,000	6,353,000	35,809,000
Division of Himamaylan City	30,390,000	6,561,000	36,951,000

Division Office - Proper	30,390,000	6,561,000	36,951,000
Division of Kabankalan City	32,903,000	8,312,000	41,215,000

Division Office - Proper	32,903,000	8,312,000	41,215,000
Division of La Carlota City	18,070,000	5,435,000	23,505,000

Division Office - Proper	18,070,000	5,435,000	23,505,000
Division of Negros Occidental	138,888,000	33,147,000	172,035,000

Division Office - Proper	138,888,000	33,147,000	172,035,000
Division of Negros Oriental	119,133,000	21,690,000	140,823,000

Division Office - Proper	119,133,000	21,690,000	140,823,000
Division of Sagay City	34,811,000	7,499,000	42,310,000

Division Office - Proper	34,811,000	7,499,000	42,310,000
Division of San Carlos City	32,473,000	7,164,000	39,637,000

Division Office - Proper	32,473,000	7,164,000	39,637,000
Division of Silay City	28,618,000	6,989,000	35,607,000

Division Office - Proper	28,618,000	6,989,000	35,607,000
Division of Sipalay City	25,361,000	6,038,000	31,399,000

Division Office - Proper	25,361,000	6,038,000	31,399,000
Division of Siquijor	24,089,000	6,808,000	30,897,000

Division Office - Proper	24,089,000	6,808,000	30,897,000
Division of Tanjay City	37,371,000	6,601,000	43,972,000

Division Office - Proper	37,371,000	6,601,000	43,972,000
Division of Victorias City	20,540,000	5,087,000	25,627,000

Division Office - Proper	20,540,000	5,087,000	25,627,000
Region VII - Central Visayas	786,071,000	209,147,000	995,218,000

Regional Office - VII	35,308,000	38,184,000	73,492,000

290	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Division of Bogo City	28,139,000	5,029,000	33,168,000

Division Office - Proper	28,139,000	5,029,000	33,168,000
Division of Bohol	107,630,000	35,511,000	143,141,000

Division Office - Proper	107,630,000	35,511,000	143,141,000
Division of Carcar City	37,075,000	6,647,000	43,722,000

Division Office - Proper	37,075,000	6,647,000	43,722,000
Division of Cebu City	73,162,000	17,216,000	90,378,000

Division Office - Proper	73,162,000	17,216,000	90,378,000
Division of Cebu Province	263,612,000	52,468,000	316,080,000

Division Office - Proper	263,612,000	52,468,000	316,080,000
Division of Danao City	43,690,000	7,219,000	50,909,000

Division Office - Proper	43,690,000	7,219,000	50,909,000
Division of Lapu-lapu City	44,009,000	10,780,000	54,789,000

Division Office - Proper	44,009,000	10,780,000	54,789,000
Division of Mandaue City	41,742,000	8,955,000	50,697,000

Division Office - Proper	41,742,000	8,955,000	50,697,000
Division of Naga City	25,127,000	6,279,000	31,406,000

Division Office - Proper	25,127,000	6,279,000	31,406,000
Division of Tagbilaran City	22,653,000	5,305,000	27,958,000

Division Office - Proper	22,653,000	5,305,000	27,958,000
Division of Talisay City	27,082,000	7,690,000	34,772,000

Division Office - Proper	27,082,000	7,690,000	34,772,000
Division of Toledo City	36,842,000	7,864,000	44,706,000

Division Office - Proper	36,842,000	7,864,000	44,706,000
Region VIII - Eastern Visayas	458,201,000	219,169,000	677,370,000

Regional Office - VIII	41,696,000	48,505,000	90,201,000
Division of Baybay City	21,388,000	6,545,000	27,933,000

Division Office - Proper	21,388,000	6,545,000	27,933,000
Division of Biliran	20,181,000	8,851,000	29,032,000

Division Office - Proper	20,181,000	8,851,000	29,032,000

JANUARY 5, 2026	OFFICIAL GAZETTE	291
DEPARTMENT OF EDUCATION

Division of Borongan City	20,320,000	5,594,000	25,914,000

Division Office - Proper	20,320,000	5,594,000	25,914,000
Division of Calbayog City	17,632,000	9,158,000	26,790,000

Division Office - Proper	17,632,000	9,158,000	26,790,000
Division of Catbalogan City	24,258,000	6,955,000	31,213,000

Division Office - Proper	24,258,000	6,955,000	31,213,000
Division of Eastern Samar	43,255,000	15,326,000	58,581,000

Division Office - Proper	43,255,000	15,326,000	58,581,000
Division of Leyte	33,014,000	41,151,000	74,165,000

Division Office - Proper	33,014,000	41,151,000	74,165,000
Division of Maasin City	23,961,000	6,168,000	30,129,000

Division Office - Proper	23,961,000	6,168,000	30,129,000
Division of Northern Samar	56,040,000	21,303,000	77,343,000

Division Office - Proper	56,040,000	21,303,000	77,343,000
Division of Ormoc City	33,769,000	8,654,000	42,423,000

Division Office - Proper	33,769,000	8,654,000	42,423,000
Division of Samar	93,386,000	19,869,000	113,255,000

Division Office - Proper	93,386,000	19,869,000	113,255,000
Division of Southern Leyte	19,125,000	12,538,000	31,663,000

Division Office - Proper	19,125,000	12,538,000	31,663,000
Division of Tacloban City	10,176,000	8,552,000	18,728,000

Division Office - Proper	10,176,000	8,552,000	18,728,000
Region IX - Zamboanga Peninsula	980,774,000	156,794,000	1,137,568,000

Regional Office - IX	40,373,000	37,676,000	78,049,000
Division of Dapitan City	34,510,000	6,132,000	40,642,000

Division Office - Proper	34,510,000	6,132,000	40,642,000
Division of Dipolog City	38,009,000	7,106,000	45,115,000

Division Office - Proper	38,009,000	7,106,000	45,115,000
Division of Isabela City	41,375,000	7,324,000	48,699,000

Division Office - Proper	41,375,000	7,324,000	48,699,000

292	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Division of Pagadian City	48,145,000	7,995,000	56,140,000

Division Office - Proper	48,145,000	7,995,000	56,140,000
Division of Zamboanga City	97,858,000	20,088,000	117,946,000

Division Office - Proper	97,858,000	20,088,000	117,946,000
Division of Zamboanga Sibugay	182,983,000	19,107,000	202,090,000

Division Office - Proper	182,983,000	19,107,000	202,090,000
Division of Zamboanga del Norte	273,289,000	25,703,000	298,992,000

Division Office - Proper	273,289,000	25,703,000	298,992,000
Division of Zamboanga del Sur	224,232,000	25,663,000	249,895,000

Division Office - Proper	224,232,000	25,663,000	249,895,000
Region X - Northern Mindanao	446,928,000	196,253,000	643,181,000

Regional Office - X	35,865,000	45,250,000	81,115,000
Division of Bukidnon	28,556,000	26,931,000	55,487,000

Division Office - Proper	28,556,000	26,931,000	55,487,000
Division of Cagayan de Oro City	26,396,000	13,859,000	40,255,000

Division Office - Proper	26,396,000	13,859,000	40,255,000
Division of Camiguin	17,749,000	6,386,000	24,135,000

Division Office - Proper	17,749,000	6,386,000	24,135,000
Division of El Salvador City	21,269,000	4,658,000	25,927,000

Division Office - Proper	21,269,000	4,658,000	25,927,000
Division of Gingoog City	31,705,000	7,333,000	39,038,000

Division Office - Proper	31,705,000	7,333,000	39,038,000
Division of Iligan City	21,165,000	10,286,000	31,451,000

Division Office - Proper	21,165,000	10,286,000	31,451,000
Division of Lanao del Norte	55,037,000	15,479,000	70,516,000

Division Office - Proper	55,037,000	15,479,000	70,516,000
Division of Malaybalay City	21,977,000	8,134,000	30,111,000

Division Office - Proper	21,977,000	8,134,000	30,111,000
Division of Misamis Occidental	26,864,000	11,819,000	38,683,000

Division Office - Proper	26,864,000	11,819,000	38,683,000

JANUARY 5, 2026	OFFICIAL GAZETTE	293
DEPARTMENT OF EDUCATION

Division of Misamis Oriental	71,357,000	20,116,000	91,473,000

Division Office - Proper	71,357,000	20,116,000	91,473,000
Division of Oroquieta City	22,795,000	5,642,000	28,437,000

Division Office - Proper	22,795,000	5,642,000	28,437,000
Division of Ozamiz City	19,245,000	7,147,000	26,392,000

Division Office - Proper	19,245,000	7,147,000	26,392,000
Division of Tangub City	22,941,000	5,514,000	28,455,000

Division Office - Proper	22,941,000	5,514,000	28,455,000
Division of Valencia City	24,007,000	7,699,000	31,706,000

Division Office - Proper	24,007,000	7,699,000	31,706,000
Region XI - Davao	488,729,000	181,829,000	670,558,000

Regional Office - XI	40,300,000	40,785,000	81,085,000
Division of Davao City	74,065,000	30,559,000	104,624,000

Division Office - Proper	74,065,000	30,559,000	104,624,000
Division of Davao Occidental	33,595,000	11,723,000	45,318,000

Division Office - Proper	33,595,000	11,723,000	45,318,000
Division of Davao Oriental	51,823,000	14,003,000	65,826,000

Division Office - Proper	51,823,000	14,003,000	65,826,000
Division of Davao de Oro	66,781,000	19,929,000	86,710,000

Division Office - Proper	66,781,000	19,929,000	86,710,000
Division of Davao del Norte	46,571,000	13,871,000	60,442,000

Division Office - Proper	46,571,000	13,871,000	60,442,000
Division of Davao del Sur	44,564,000	13,823,000	58,387,000

Division Office - Proper	44,564,000	13,823,000	58,387,000
Division of Digos City	25,665,000	7,347,000	33,012,000

Division Office - Proper	25,665,000	7,347,000	33,012,000
Division of Island Garden City of Samal	24,937,000	6,267,000	31,204,000

Division Office - Proper	24,937,000	6,267,000	31,204,000
Division of Mati City	33,576,000	7,350,000	40,926,000

Division Office - Proper	33,576,000	7,350,000	40,926,000

294	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Division of Panabo City	26,288,000	7,571,000	33,859,000

Division Office - Proper	26,288,000	7,571,000	33,859,000
Division of Tagum City	20,564,000	8,601,000	29,165,000

Division Office - Proper	20,564,000	8,601,000	29,165,000
Region XII - SOCCSKSARGEN	551,021,000	157,025,000	708,046,000

Regional Office - XII	40,439,000	39,441,000	79,880,000
Division of Cotabato	143,795,000	29,525,000	173,320,000

Division Office - Proper	143,795,000	29,525,000	173,320,000
Division of General Santos City	32,578,000	14,111,000	46,689,000

Division Office - Proper	32,578,000	14,111,000	46,689,000
Division of Kidapawan City	30,231,000	7,370,000	37,601,000

Division Office - Proper	30,231,000	7,370,000	37,601,000
Division of Koronadal City	27,921,000	7,376,000	35,297,000

Division Office - Proper	27,921,000	7,376,000	35,297,000
Division of Sarangani	101,061,000	16,647,000	117,708,000

Division Office - Proper	101,061,000	16,647,000	117,708,000
Division of South Cotabato	74,503,000	19,136,000	93,639,000

Division Office - Proper	74,503,000	19,136,000	93,639,000
Division of Sultan Kudarat	79,033,000	17,811,000	96,844,000

Division Office - Proper	79,033,000	17,811,000	96,844,000
Division of Tacurong City	21,460,000	5,608,000	27,068,000

Division Office - Proper	21,460,000	5,608,000	27,068,000
Region XIII - Caraga	901,633,000	153,709,000	1,055,342,000

Regional Office - XIII	37,586,000	39,219,000	76,805,000
Division of Agusan del Norte	77,285,000	10,817,000	88,102,000

Division Office - Proper	77,285,000	10,817,000	88,102,000
Division of Agusan del Sur	175,018,000	19,752,000	194,770,000

Division Office - Proper	175,018,000	19,752,000	194,770,000
Division of Bayugan City	42,117,000	6,644,000	48,761,000

Division Office - Proper	42,117,000	6,644,000	48,761,000

JANUARY 5, 2026	OFFICIAL GAZETTE	295
DEPARTMENT OF EDUCATION

Division of Bislig City	44,773,000	6,762,000	51,535,000

Division Office - Proper	44,773,000	6,762,000	51,535,000
Division of Butuan City	67,027,000	11,279,000	78,306,000

Division Office - Proper	67,027,000	11,279,000	78,306,000
Division of Cabadbaran City	31,141,000	5,090,000	36,231,000

Division Office - Proper	31,141,000	5,090,000	36,231,000
Division of Dinagat Island	57,122,000	7,564,000	64,686,000

Division Office - Proper	57,122,000	7,564,000	64,686,000
Division of Siargao	55,515,000	7,931,000	63,446,000

Division Office - Proper	55,515,000	7,931,000	63,446,000
Division of Surigao City	50,826,000	7,361,000	58,187,000

Division Office - Proper	50,826,000	7,361,000	58,187,000
Division of Surigao del Norte	73,242,000	10,081,000	83,323,000

Division Office - Proper	73,242,000	10,081,000	83,323,000
Division of Surigao del Sur	158,750,000	16,046,000	174,796,000

Division Office - Proper	158,750,000	16,046,000	174,796,000
Division of Tandag City	31,231,000	5,163,000	36,394,000

Division Office - Proper	31,231,000	5,163,000	36,394,000
Administration of Personnel Benefits	7,686,385,000	755,000,000	8,441,385,000

National Capital Region (NCR)	2,483,375,000	755,000,000	3,238,375,000

Central Office	2,259,299,000	755,000,000	3,014,299,000
Regional Office - NCR	224,076,000		224,076,000
Region I - Ilocos	381,917,000		381,917,000

Regional Office - I	381,917,000		381,917,000
Cordillera Administrative Region (CAR)	173,418,000		173,418,000

Regional Office - CAR	173,418,000		173,418,000
Region II - Cagayan Valley	298,610,000		298,610,000

Regional Office - II	298,610,000		298,610,000
Region III - Central Luzon	490,377,000		490,377,000

Regional Office - III	490,377,000		490,377,000

296	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region IVA - CALABARZON	517,452,000			517,452,000

Regional Office - IVA	517,452,000			517,452,000
Region IVB - MIMAROPA	223,142,000			223,142,000

Regional Office - IVB	223,142,000			223,142,000
Region V - Bicol	459,144,000			459,144,000

Regional Office - V	459,144,000			459,144,000
Region VI - Western Visayas	297,738,000			297,738,000

Regional Office - VI	297,738,000			297,738,000
Negros Island Region (NIR)	244,396,000			244,396,000

Regional Office - NIR	244,396,000			244,396,000
Region VII - Central Visayas	330,161,000			330,161,000

Regional Office - VII	330,161,000			330,161,000
Region VIII - Eastern Visayas	422,532,000			422,532,000

Regional Office - VIII	422,532,000			422,532,000
Region IX - Zamboanga Peninsula	298,766,000			298,766,000

Regional Office - IX	298,766,000			298,766,000
Region X - Northern Mindanao	302,857,000			302,857,000

Regional Office - X	302,857,000			302,857,000
Region XI - Davao	251,077,000			251,077,000

Regional Office - XI	251,077,000			251,077,000
Region XII - SOCCSKSARGEN	267,187,000			267,187,000

Regional Office - XII	267,187,000			267,187,000
Region XIII - Caraga	244,236,000			244,236,000

Regional Office - XIII	244,236,000			244,236,000

Sub-total, General Administration and Support	20,687,245,000	7,446,789,000	1,071,000,000	29,205,034,000

Support to Operations
Physical Fitness and School Sports	8,341,000	730,838,000		739,179,000

National Capital Region (NCR)	8,341,000	730,838,000		739,179,000

Central Office	8,341,000	730,838,000		739,179,000

JANUARY 5, 2026	OFFICIAL GAZETTE	297
DEPARTMENT OF EDUCATION

Development and Management of Bilateral and Multilateral Education Projects	21,765,000	11,491,000	33,256,000

National Capital Region (NCR)	21,765,000	11,491,000	33,256,000

Central Office	21,765,000	11,491,000	33,256,000
Management and Administration of Learning Resources	51,772,000	12,197,000	63,969,000

National Capital Region (NCR)	51,772,000	12,197,000	63,969,000

Central Office	51,772,000	12,197,000	63,969,000
Planning and Management Information Systems	122,422,000	32,671,000	155,093,000

National Capital Region (NCR)	33,808,000	32,671,000	66,479,000

Central Office	28,384,000	32,671,000	61,055,000
Regional Office - NCR	5,424,000		5,424,000
Region I - Ilocos	5,865,000		5,865,000

Regional Office - I	5,865,000		5,865,000
Cordillera Administrative Region (CAR)	5,829,000		5,829,000

Regional Office - CAR	5,829,000		5,829,000
Region II - Cagayan Valley	6,666,000		6,666,000

Regional Office - II	6,666,000		6,666,000
Region III - Central Luzon	5,524,000		5,524,000

Regional Office - III	5,524,000		5,524,000
Region IVA - CALABARZON	6,580,000		6,580,000

Regional Office - IVA	6,580,000		6,580,000
Region IVB - MIMAROPA	3,084,000		3,084,000

Regional Office - IVB	3,084,000		3,084,000
Region V - Bicol	6,755,000		6,755,000

Regional Office - V	6,755,000		6,755,000
Region VI - Western Visayas	7,384,000		7,384,000

Regional Office - VI	7,384,000		7,384,000
Region VII - Central Visayas	4,075,000		4,075,000

Regional Office - VII	4,075,000		4,075,000

298	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region VIII - Eastern Visayas	6,838,000			6,838,000

Regional Office - VIII	6,838,000			6,838,000
Region IX - Zamboanga Peninsula	6,696,000			6,696,000

Regional Office - IX	6,696,000			6,696,000
Region X - Northern Mindanao	5,861,000			5,861,000

Regional Office - X	5,861,000			5,861,000
Region XI - Davao	5,827,000			5,827,000

Regional Office - XI	5,827,000			5,827,000
Region XII - SOCCSKSARGEN	5,842,000			5,842,000

Regional Office - XII	5,842,000			5,842,000
Region XIII - Caraga	5,788,000			5,788,000

Regional Office - XIII	5,788,000			5,788,000
Education Information and Communication Services	23,321,000	27,561,000	9,732,000	60,614,000

National Capital Region (NCR)	23,321,000	27,561,000	9,732,000	60,614,000

Central Office	23,321,000	27,561,000	9,732,000	60,614,000
Learner Support Programs	2,637,581,000	1,301,425,000	1,175,300,000	5,114,306,000

National Capital Region (NCR)	171,513,000	1,301,425,000	1,175,300,000	2,648,238,000

Central Office	29,544,000	1,301,425,000	1,175,300,000	2,506,269,000
Regional Office - NCR	50,109,000			50,109,000
Division of Caloocan	10,418,000			10,418,000
Division of Las Piñas	3,731,000			3,731,000
Division of Makati	2,978,000			2,978,000
Division of Malabon City	3,002,000			3,002,000
Division of Mandaluyong	3,006,000			3,006,000
Division of Manila	25,790,000			25,790,000
Division of Marikina	3,027,000			3,027,000
Division of Muntinlupa	3,019,000			3,019,000
Division of Navotas City	2,979,000			2,979,000
Division of Parañaque	3,724,000			3,724,000
Division of Pasay City	2,172,000			2,172,000
Division of Pasig City	5,962,000			5,962,000
Division of Quezon City	10,521,000			10,521,000
Division of San Juan City	1,454,000			1,454,000
Division of Taguig and Pateros	7,070,000			7,070,000
Division of Valenzuela	3,007,000			3,007,000

Region I - Ilocos	170,986,000			170,986,000

Regional Office - I	59,497,000			59,497,000

JANUARY 5, 2026	OFFICIAL GAZETTE	299
DEPARTMENT OF EDUCATION

Division of Alaminos City	3,335,000	3,335,000
Division of Batac City	2,579,000	2,579,000
Division of Candon City	3,275,000	3,275,000
Division of Dagupan City	6,402,000	6,402,000
Division of Ilocos Norte	5,639,000	5,639,000
Division of Ilocos Sur	5,677,000	5,677,000
Division of La Union	6,245,000	6,245,000
Division of Laoag City	3,361,000	3,361,000
Division of Pangasinan I	28,078,000	28,078,000
Division of Pangasinan II	27,562,000	27,562,000
Division of San Carlos City	6,346,000	6,346,000
Division of San Fernando City	3,312,000	3,312,000
Division of Urdaneta City	6,358,000	6,358,000
Division of Vigan City	3,320,000	3,320,000

Cordillera Administrative Region (CAR)	93,767,000	93,767,000

Regional Office - CAR	42,653,000	42,653,000
Division of Abra	6,493,000	6,493,000
Division of Apayao	6,332,000	6,332,000
Division of Baguio City	6,917,000	6,917,000
Division of Benguet	6,242,000	6,242,000
Division of Ifugao	6,323,000	6,323,000
Division of Kalinga	6,324,000	6,324,000
Division of Mt. Province	6,335,000	6,335,000
Division of Tabuk City	6,148,000	6,148,000

Region II - Cagayan Valley	114,041,000	114,041,000

Regional Office - II	41,533,000	41,533,000
Division of Batanes	1,412,000	1,412,000
Division of Cagayan	15,778,000	15,778,000
Division of Cauayan City	4,274,000	4,274,000
Division of Ilagan City	3,306,000	3,306,000
Division of Isabela	26,179,000	26,179,000
Division of Nueva Vizcaya	7,126,000	7,126,000
Division of Quirino	6,279,000	6,279,000
Division of Santiago City	4,807,000	4,807,000
Division of Tuguegarao City	3,347,000	3,347,000

Region III - Central Luzon	263,161,000	263,161,000

Regional Office - III	67,777,000	67,777,000
Division of Angeles City	6,319,000	6,319,000
Division of Aurora	6,278,000	6,278,000
Division of Balanga City	3,290,000	3,290,000
Division of Baliwag City	6,102,000	6,102,000
Division of Bataan	6,161,000	6,161,000
Division of Bulacan	27,034,000	27,034,000
Division of Cabanatuan City	6,185,000	6,185,000
Division of Gapan City	3,276,000	3,276,000
Division of Mabalacat City	3,304,000	3,304,000
Division of Malolos City	6,102,000	6,102,000
Division of Meycauayan City	3,293,000	3,293,000

300	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Division of Muñoz Science City	3,350,000	3,350,000
Division of Nueva Ecija	27,301,000	27,301,000
Division of Olongapo City	6,327,000	6,327,000
Division of Pampanga	26,980,000	26,980,000
Division of San Fernando City	6,210,000	6,210,000
Division of San Jose City	3,290,000	3,290,000
Division of San Jose del Monte City	6,161,000	6,161,000
Division of Tarlac	26,751,000	26,751,000
Division of Tarlac City	6,175,000	6,175,000
Division of Zambales	5,495,000	5,495,000

Region IVA - CALABARZON	325,212,000	325,212,000

Regional Office - IVA	73,562,000	73,562,000
Division of Antipolo City	6,149,000	6,149,000
Division of Bacoor City	3,305,000	3,305,000
Division of Batangas	27,540,000	27,540,000
Division of Batangas City	6,323,000	6,323,000
Division of Biñan City	6,189,000	6,189,000
Division of Cabuyao City	5,466,000	5,466,000
Division of Calamba City	6,208,000	6,208,000
Division of Cavite	27,785,000	27,785,000
Division of Cavite City	3,256,000	3,256,000
Division of Dasmariñas City	6,346,000	6,346,000
Division of General Trias City	6,149,000	6,149,000
Division of Imus City	3,298,000	3,298,000
Division of Laguna	27,487,000	27,487,000
Division of Lipa City	6,342,000	6,342,000
Division of Lucena City	6,176,000	6,176,000
Division of Quezon	42,938,000	42,938,000
Division of Rizal	27,574,000	27,574,000
Division of San Pablo City	6,293,000	6,293,000
Division of San Pedro City	6,102,000	6,102,000
Division of Sta. Rosa City	6,164,000	6,164,000
Division of Sto. Tomas City	6,150,000	6,150,000
Division of Tanauan City	6,223,000	6,223,000
Division of Tayabas City	2,187,000	2,187,000

Region IVB - MIMAROPA	97,338,000	97,338,000

Regional Office - IVB	36,055,000	36,055,000
Division of Calapan City	6,213,000	6,213,000
Division of Marinduque	6,293,000	6,293,000
Division of Occidental Mindoro	6,327,000	6,327,000
Division of Oriental Mindoro	6,131,000	6,131,000
Division of Palawan	23,463,000	23,463,000
Division of Puerto Princesa City	6,620,000	6,620,000
Division of Romblon	6,236,000	6,236,000

Region V - Bicol	215,516,000	215,516,000

Regional Office - V	66,251,000	66,251,000
Division of Albay	27,844,000	27,844,000
Division of Camarines Norte	6,524,000	6,524,000

JANUARY 5, 2026	OFFICIAL GAZETTE	301
DEPARTMENT OF EDUCATION

Division of Camarines Sur	41,775,000	41,775,000
Division of Catanduanes	5,185,000	5,185,000
Division of Iriga City	3,314,000	3,314,000
Division of Legazpi City	6,246,000	6,246,000
Division of Ligao City	6,176,000	6,176,000
Division of Masbate	21,554,000	21,554,000
Division of Masbate City	6,203,000	6,203,000
Division of Naga City	6,365,000	6,365,000
Division of Sorsogon	5,660,000	5,660,000
Division of Sorsogon City	6,178,000	6,178,000
Division of Tabaco City	6,241,000	6,241,000

Region VI - Western Visayas	155,721,000	155,721,000

Regional Office - VI	69,328,000	69,328,000
Division of Aklan	6,336,000	6,336,000
Division of Antique	14,702,000	14,702,000
Division of Capiz	4,140,000	4,140,000
Division of Guimaras	9,388,000	9,388,000
Division of Iloilo	41,408,000	41,408,000
Division of Iloilo City	4,119,000	4,119,000
Division of Passi City	3,286,000	3,286,000
Division of Roxas City	3,014,000	3,014,000

Negros Island Region (NIR)	146,649,000	146,649,000

Division of Bacolod City	6,385,000	6,385,000
Division of Bago City	4,781,000	4,781,000
Division of Bais City	3,723,000	3,723,000
Division of Bayawan City	4,643,000	4,643,000
Division of Cadiz City	6,223,000	6,223,000
Division of Canlaon City	8,921,000	8,921,000
Division of Dumaguete City	2,832,000	2,832,000
Division of Escalante City	3,270,000	3,270,000
Division of Guihulngan City	3,262,000	3,262,000
Division of Himamaylan City	4,633,000	4,633,000
Division of Kabankalan City	6,143,000	6,143,000
Division of La Carlota City	3,312,000	3,312,000
Division of Negros Occidental	25,739,000	25,739,000
Division of Negros Oriental	29,243,000	29,243,000
Division of Sagay City	5,462,000	5,462,000
Division of San Carlos City	5,468,000	5,468,000
Division of Silay City	5,529,000	5,529,000
Division of Sipalay City	6,142,000	6,142,000
Division of Siquijor	4,319,000	4,319,000
Division of Tanjay City	3,356,000	3,356,000
Division of Victorias City	3,263,000	3,263,000

Region VII - Central Visayas	153,866,000	153,866,000

Regional Office - VII	57,452,000	57,452,000
Division of Bogo City	3,256,000	3,256,000
Division of Bohol	30,112,000	30,112,000
Division of Carcar City	5,099,000	5,099,000
Division of Cebu City	12,712,000	12,712,000

302	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Division of Cebu Province	16,574,000	16,574,000
Division of Danao City	4,305,000	4,305,000
Division of Lapu-lapu City	6,587,000	6,587,000
Division of Mandaue City	6,720,000	6,720,000
Division of Tagbilaran City	4,017,000	4,017,000
Division of Talisay City	4,061,000	4,061,000
Division of Toledo City	2,971,000	2,971,000

Region VIII - Eastern Visayas	115,634,000	115,634,000

Regional Office - VIII	62,333,000	62,333,000
Division of Baybay City	3,275,000	3,275,000
Division of Biliran	6,952,000	6,952,000
Division of Borongan City	1,865,000	1,865,000
Division of Calbayog City	1,893,000	1,893,000
Division of Catbalogan City	6,189,000	6,189,000
Division of Eastern Samar	2,153,000	2,153,000
Division of Leyte	10,876,000	10,876,000
Division of Maasin City	3,366,000	3,366,000
Division of Northern Samar	1,108,000	1,108,000
Division of Ormoc City	3,703,000	3,703,000
Division of Samar	4,086,000	4,086,000
Division of Southern Leyte	5,197,000	5,197,000
Division of Tacloban City	2,638,000	2,638,000

Region IX - Zamboanga Peninsula	122,172,000	122,172,000

Regional Office - IX	37,246,000	37,246,000
Division of Dapitan City	2,271,000	2,271,000
Division of Dipolog City	5,142,000	5,142,000
Division of Isabela City	4,727,000	4,727,000
Division of Pagadian City	6,273,000	6,273,000
Division of Zamboanga City	6,261,000	6,261,000
Division of Zamboanga Sibugay	4,435,000	4,435,000
Division of Zamboanga del Norte	29,121,000	29,121,000
Division of Zamboanga del Sur	26,696,000	26,696,000

Region X - Northern Mindanao	140,109,000	140,109,000

Regional Office - X	46,729,000	46,729,000
Division of Bukidnon	28,061,000	28,061,000
Division of Cagayan de Oro City	6,394,000	6,394,000
Division of Camiguin	2,508,000	2,508,000
Division of El Salvador City	3,372,000	3,372,000
Division of Gingoog City	6,554,000	6,554,000
Division of Iligan City	6,291,000	6,291,000
Division of Lanao del Norte	4,281,000	4,281,000
Division of Malaybalay City	6,184,000	6,184,000
Division of Misamis Occidental	6,328,000	6,328,000
Division of Misamis Oriental	5,515,000	5,515,000
Division of Oroquieta City	3,319,000	3,319,000
Division of Ozamiz City	6,178,000	6,178,000
Division of Tangub City	2,195,000	2,195,000
Division of Valencia City	6,200,000	6,200,000

JANUARY 5, 2026	OFFICIAL GAZETTE	303
DEPARTMENT OF EDUCATION

Region XI - Davao	155,092,000		155,092,000

Regional Office - XI	40,992,000		40,992,000
Division of Davao City	27,089,000		27,089,000
Division of Davao Occidental	11,355,000		11,355,000
Division of Davao Oriental	8,143,000		8,143,000
Division of Davao de Oro	13,625,000		13,625,000
Division of Davao del Norte	10,352,000		10,352,000
Division of Davao del Sur	14,177,000		14,177,000
Division of Digos City	6,198,000		6,198,000
Division of Island Garden City of Samal	6,258,000		6,258,000
Division of Mati City	4,485,000		4,485,000
Division of Panabo City	6,157,000		6,157,000
Division of Tagum City	6,261,000		6,261,000

Region XII - SOCCSKSARGEN	103,033,000		103,033,000

Regional Office - XII	40,486,000		40,486,000
Division of Cotabato	26,481,000		26,481,000
Division of General Santos City	4,374,000		4,374,000
Division of Kidapawan City	6,232,000		6,232,000
Division of Koronadal City	6,162,000		6,162,000
Division of Sarangani	6,084,000		6,084,000
Division of South Cotabato	6,321,000		6,321,000
Division of Sultan Kudarat	4,712,000		4,712,000
Division of Tacurong City	2,181,000		2,181,000

Region XIII - Caraga	93,771,000		93,771,000

Regional Office - XIII	42,094,000		42,094,000
Division of Agusan del Norte	5,990,000		5,990,000
Division of Agusan del Sur	4,427,000		4,427,000
Division of Bayugan City	2,510,000		2,510,000
Division of Bislig City	5,511,000		5,511,000
Division of Butuan City	6,342,000		6,342,000
Division of Cabadbaran City	1,453,000		1,453,000
Division of Dinagat Island	4,318,000		4,318,000
Division of Siargao	3,572,000		3,572,000
Division of Surigao City	5,151,000		5,151,000
Division of Surigao del Norte	5,109,000		5,109,000
Division of Surigao del Sur	4,345,000		4,345,000
Division of Tandag City	2,949,000		2,949,000
Building Partnerships and Linkages Program	11,532,000	89,876,000	101,408,000

National Capital Region (NCR)	11,532,000	89,876,000	101,408,000

Central Office	11,532,000	89,876,000	101,408,000
Legal Service and Development of Education-Related Laws and Rules	24,715,000	32,885,000	57,600,000

National Capital Region (NCR)	24,715,000	32,885,000	57,600,000

Central Office	24,715,000	32,885,000	57,600,000

304	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Child Protection Program	89,928,000	89,928,000

National Capital Region (NCR)	60,338,000	60,338,000

Central Office	57,941,000	57,941,000
Regional Office - NCR	2,397,000	2,397,000
Region I - Ilocos	1,532,000	1,532,000

Regional Office - I	1,532,000	1,532,000
Cordillera Administrative Region (CAR)	932,000	932,000

Regional Office - CAR	932,000	932,000
Region II - Cagayan Valley	932,000	932,000

Regional Office - II	932,000	932,000
Region III - Central Luzon	932,000	932,000

Regional Office - III	932,000	932,000
Region IVA - CALABARZON	2,910,000	2,910,000

Regional Office - IVA	2,910,000	2,910,000
Region IVB - MIMAROPA	946,000	946,000

Regional Office - IVB	946,000	946,000
Region V - Bicol	2,704,000	2,704,000

Regional Office - V	2,704,000	2,704,000
Region VI - Western Visayas	2,670,000	2,670,000

Regional Office - VI	2,670,000	2,670,000
Negros Island Region (NIR)	1,186,000	1,186,000

Regional Office - NIR	1,186,000	1,186,000
Region VII - Central Visayas	2,934,000	2,934,000

Regional Office - VII	2,934,000	2,934,000
Region VIII - Eastern Visayas	988,000	988,000

Regional Office - VIII	988,000	988,000
Region IX - Zamboanga Peninsula	1,449,000	1,449,000

Regional Office - IX	1,449,000	1,449,000
Region X - Northern Mindanao	1,449,000	1,449,000

Regional Office - X	1,449,000	1,449,000

JANUARY 5, 2026	OFFICIAL GAZETTE	305
DEPARTMENT OF EDUCATION

Region XI - Davao		4,849,000		4,849,000

Regional Office - XI		4,849,000		4,849,000
Region XII - SOCCSKSARGEN		849,000		849,000

Regional Office - XII		849,000		849,000
Region XIII - Caraga		2,328,000		2,328,000

Regional Office - XIII		2,328,000		2,328,000
Disaster Preparedness and Response Program	12,831,000	1,242,883,000	2,516,292,000	3,772,006,000

National Capital Region (NCR)	12,831,000	1,242,883,000	2,516,292,000	3,772,006,000

Central Office	12,831,000	1,242,883,000	2,516,292,000	3,772,006,000
Organizational and Professional Development for Non-Teaching Personnel	188,400,000	107,950,000		296,350,000

National Capital Region (NCR)	49,941,000	107,950,000		157,891,000

Central Office	39,619,000	107,950,000		147,569,000
Regional Office - NCR	10,322,000			10,322,000
Region I - Ilocos	9,661,000			9,661,000

Regional Office - I	9,661,000			9,661,000
Cordillera Administrative Region (CAR)	8,394,000			8,394,000

Regional Office - CAR	8,394,000			8,394,000
Region II - Cagayan Valley	8,351,000			8,351,000

Regional Office - II	8,351,000			8,351,000

Region III - Central Luzon	11,209,000			11,209,000

Regional Office - III	11,209,000			11,209,000
Region IVA - CALABARZON	11,721,000			11,721,000

Regional Office - IVA	11,721,000			11,721,000
Region IVB - MIMAROPA	8,522,000			8,522,000

Regional Office - IVB	8,522,000			8,522,000
Region V - Bicol	9,797,000			9,797,000

Regional Office - V	9,797,000			9,797,000
Region VI - Western Visayas	10,709,000			10,709,000

Regional Office - VI	10,709,000			10,709,000

306	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region VII - Central Visayas	10,752,000			10,752,000

Regional Office - VII	10,752,000			10,752,000
Region VIII - Eastern Visayas	8,922,000			8,922,000

Regional Office - VIII	8,922,000			8,922,000
Region IX - Zamboanga Peninsula	7,578,000			7,578,000

Regional Office - IX	7,578,000			7,578,000
Region X - Northern Mindanao	7,625,000			7,625,000

Regional Office - X	7,625,000			7,625,000
Region XI - Davao	8,496,000			8,496,000

Regional Office - XI	8,496,000			8,496,000
Region XII - SOCCSKSARGEN	8,372,000			8,372,000

Regional Office - XII	8,372,000			8,372,000
Region XIII - Caraga	8,350,000			8,350,000

Regional Office - XIII	8,350,000			8,350,000

Sub-total, Support to Operations	3,102,680,000	3,679,705,000	3,701,324,000	10,483,709,000

Operations
EDUCATION POLICY DEVELOPMENT PROGRAM	9,645,019,000	6,361,423,000		16,006,442,000

National Assessment Systems for Basic Education	37,273,000	491,611,000		528,884,000

National Capital Region (NCR)	37,273,000	491,611,000		528,884,000

Central Office	37,273,000	491,611,000		528,884,000
Policy and Research Program	2,262,877,000	80,389,000		2,343,266,000

National Capital Region (NCR)	230,538,000	61,789,000		292,327,000

Central Office		60,289,000		60,289,000
Regional Office - NCR		1,500,000		1,500,000
Division of Caloocan	18,468,000			18,468,000
Division of Las Piñas	13,736,000			13,736,000
Division of Makati	10,999,000			10,999,000
Division of Malabon City	11,752,000			11,752,000
Division of Mandaluyong	9,472,000			9,472,000
Division of Manila	60,881,000			60,881,000
Division of Marikina	9,544,000			9,544,000
Division of Muntinlupa	11,053,000			11,053,000
Division of Navotas City	12,024,000			12,024,000
Division of Parañaque	10,204,000			10,204,000
Division of Pasay City	11,327,000			11,327,000

JANUARY 5, 2026	OFFICIAL GAZETTE	307
DEPARTMENT OF EDUCATION

Division of Pasig City	10,822,000		10,822,000
Division of Quezon City	9,463,000		9,463,000
Division of San Juan City	6,574,000		6,574,000
Division of Taguig and Pateros	12,956,000		12,956,000
Division of Valenzuela	11,263,000		11,263,000

Region I - Ilocos	127,970,000	1,500,000	129,470,000

Regional Office - I		1,500,000	1,500,000
Division of Alaminos City	7,021,000		7,021,000
Division of Batac City	6,920,000		6,920,000
Division of Candon City	6,976,000		6,976,000
Division of Dagupan City	11,027,000		11,027,000
Division of Ilocos Norte	10,449,000		10,449,000
Division of Ilocos Sur	11,039,000		11,039,000
Division of La Union	11,210,000		11,210,000
Division of Laoag City	6,982,000		6,982,000
Division of Pangasinan I	11,117,000		11,117,000
Division of Pangasinan II	11,026,000		11,026,000
Division of San Carlos City	11,015,000		11,015,000
Division of San Fernando City	5,080,000		5,080,000
Division of Urdaneta City	11,210,000		11,210,000
Division of Vigan City	6,898,000		6,898,000

Cordillera Administrative Region (CAR)	86,206,000	1,200,000	87,406,000

Regional Office - CAR		1,200,000	1,200,000
Division of Abra	10,210,000		10,210,000
Division of Apayao	11,121,000		11,121,000
Division of Baguio City	11,021,000		11,021,000
Division of Benguet	10,705,000		10,705,000
Division of Ifugao	11,434,000		11,434,000
Division of Kalinga	11,227,000		11,227,000
Division of Mt. Province	10,180,000		10,180,000
Division of Tabuk City	10,308,000		10,308,000

Region II - Cagayan Valley	80,819,000	1,200,000	82,019,000

Regional Office - II		1,200,000	1,200,000
Division of Batanes	6,248,000		6,248,000
Division of Cagayan	10,494,000		10,494,000
Division of Cauayan City	6,999,000		6,999,000
Division of Ilagan City	7,022,000		7,022,000
Division of Isabela	11,063,000		11,063,000
Division of Nueva Vizcaya	10,441,000		10,441,000
Division of Quirino	11,154,000		11,154,000
Division of Santiago City	7,052,000		7,052,000
Division of Tuguegarao City	10,346,000		10,346,000

Region III - Central Luzon	208,765,000	1,200,000	209,965,000

Regional Office - III		1,200,000	1,200,000
Division of Angeles City	13,372,000		13,372,000
Division of Aurora	11,108,000		11,108,000
Division of Balanga City	7,012,000		7,012,000
Division of Baliwag	10,006,000		10,006,000
Division of Bataan	11,033,000		11,033,000
Division of Bulacan	10,438,000		10,438,000

308	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Division of Cabanatuan City	11,055,000		11,055,000
Division of Gapan City	6,963,000		6,963,000
Division of Mabalacat City	6,239,000		6,239,000
Division of Malolos City	11,029,000		11,029,000
Division of Meycauayan City	6,216,000		6,216,000
Division of Muñoz Science City	7,065,000		7,065,000
Division of Nueva Ecija	11,189,000		11,189,000
Division of Olongapo City	11,039,000		11,039,000
Division of Pampanga	14,092,000		14,092,000
Division of San Fernando City	10,994,000		10,994,000
Division of San Jose City	7,046,000		7,046,000
Division of San Jose del Monte City	11,154,000		11,154,000
Division of Tarlac	9,156,000		9,156,000
Division of Tarlac City	11,602,000		11,602,000
Division of Zambales	10,957,000		10,957,000

Region IVA - CALABARZON	232,698,000	900,000	233,598,000

Regional Office - IVA		900,000	900,000
Division of Antipolo City	11,190,000		11,190,000
Division of Bacoor City	6,979,000		6,979,000
Division of Batangas	11,084,000		11,084,000
Division of Batangas City	10,375,000		10,375,000
Division of Biñan City	11,163,000		11,163,000
Division of Cabuyao City	11,106,000		11,106,000
Division of Calamba City	11,130,000		11,130,000
Division of Cavite	11,148,000		11,148,000
Division of Cavite City	6,959,000		6,959,000
Division of Dasmariñas City	11,040,000		11,040,000
Division of General Trias City	10,262,000		10,262,000
Division of Imus City	6,051,000		6,051,000
Division of Laguna	11,071,000		11,071,000
Division of Lipa City	8,818,000		8,818,000
Division of Lucena City	11,142,000		11,142,000
Division of Quezon	10,421,000		10,421,000
Division of Rizal	11,219,000		11,219,000
Division of San Pablo City	10,431,000		10,431,000
Division of San Pedro City	10,923,000		10,923,000
Division of Sta. Rosa City	11,061,000		11,061,000
Division of Sto. Tomas City	10,250,000		10,250,000
Division of Tanauan City	11,080,000		11,080,000
Division of Tayabas City	7,795,000		7,795,000

Region IVB - MIMAROPA	94,532,000	900,000	95,432,000

Regional Office - IVB		900,000	900,000
Division of Calapan City	11,188,000		11,188,000
Division of Marinduque	14,768,000		14,768,000
Division of Occidental Mindoro	10,834,000		10,834,000
Division of Oriental Mindoro	16,720,000		16,720,000
Division of Palawan	10,372,000		10,372,000
Division of Puerto Princesa City	12,192,000		12,192,000
Division of Romblon	18,458,000		18,458,000

Region V - Bicol	131,017,000	1,000,000	132,017,000

Regional Office - V		1,000,000	1,000,000
Division of Albay	10,221,000		10,221,000

JANUARY 5, 2026	OFFICIAL GAZETTE	309
DEPARTMENT OF EDUCATION

Division of Camarines Norte	10,993,000		10,993,000
Division of Camarines Sur	10,317,000		10,317,000
Division of Catanduanes	11,054,000		11,054,000
Division of Iriga City	6,125,000		6,125,000
Division of Legazpi City	10,300,000		10,300,000
Division of Ligao City	11,109,000		11,109,000
Division of Masbate	9,820,000		9,820,000
Division of Masbate City	9,491,000		9,491,000
Division of Naga City	9,224,000		9,224,000
Division of Sorsogon	11,093,000		11,093,000
Division of Sorsogon City	11,064,000		11,064,000
Division of Tabaco City	10,206,000		10,206,000

Region VI - Western Visayas	82,059,000	1,000,000	83,059,000

Regional Office - VI		1,000,000	1,000,000
Division of Aklan	11,082,000		11,082,000
Division of Antique	11,043,000		11,043,000
Division of Capiz	11,733,000		11,733,000
Division of Guimaras	11,142,000		11,142,000
Division of Iloilo	8,444,000		8,444,000
Division of Iloilo City	11,111,000		11,111,000
Division of Passi City	5,672,000		5,672,000
Division of Roxas City	11,832,000		11,832,000

Negros Island Region (NIR)	175,363,000	900,000	176,263,000

Regional Office - NIR		900,000	900,000
Division of Bacolod City	11,181,000		11,181,000
Division of Bago City	10,549,000		10,549,000
Division of Bais City	6,780,000		6,780,000
Division of Bayawan City	11,137,000		11,137,000
Division of Cadiz City	11,052,000		11,052,000
Division of Dumaguete City	1,638,000		1,638,000
Division of Escalante City	6,353,000		6,353,000
Division of Guihulngan City	6,998,000		6,998,000
Division of Himamaylan City	11,105,000		11,105,000
Division of Kabankalan City	11,184,000		11,184,000
Division of La Carlota City	4,668,000		4,668,000
Division of Negros Occidental	10,187,000		10,187,000
Division of Negros Oriental	11,393,000		11,393,000
Division of Sagay City	9,272,000		9,272,000
Division of San Carlos City	10,367,000		10,367,000
Division of Silay City	8,805,000		8,805,000
Division of Sipalay City	10,924,000		10,924,000
Division of Siquijor	10,467,000		10,467,000
Division of Tanjay City	5,817,000		5,817,000
Division of Victorias City	5,486,000		5,486,000

Region VII - Central Visayas	120,571,000	900,000	121,471,000

Regional Office - VII		900,000	900,000
Division of Bogo City	6,274,000		6,274,000
Division of Bohol	11,081,000		11,081,000
Division of Carcar City	10,400,000		10,400,000
Division of Cebu City	8,021,000		8,021,000
Division of Cebu Province	13,270,000		13,270,000
Division of Danao City	11,315,000		11,315,000

310	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Division of Lapu-lapu City	14,741,000		14,741,000
Division of Mandaue City	11,727,000		11,727,000
Division of Naga City	6,508,000		6,508,000
Division of Tagbilaran City	5,698,000		5,698,000
Division of Talisay City	11,127,000		11,127,000
Division of Toledo City	10,409,000		10,409,000

Region VIII - Eastern Visayas	95,759,000	1,000,000	96,759,000

Regional Office - VIII		1,000,000	1,000,000
Division of Baybay City	7,048,000		7,048,000
Division of Biliran	9,648,000		9,648,000
Division of Borongan City	6,965,000		6,965,000
Division of Catbalogan City	11,112,000		11,112,000
Division of Eastern Samar	10,280,000		10,280,000
Division of Leyte	11,604,000		11,604,000
Division of Maasin	6,067,000		6,067,000
Division of Ormoc City	11,108,000		11,108,000
Division of Samar	10,992,000		10,992,000
Division of Southern Leyte	10,935,000		10,935,000

Region IX - Zamboanga Peninsula	145,021,000	1,500,000	146,521,000

Regional Office - IX		1,500,000	1,500,000
Division of Dapitan City	10,567,000		10,567,000
Division of Dipolog City	9,670,000		9,670,000
Division of Isabela City	11,227,000		11,227,000
Division of Pagadian City	11,401,000		11,401,000
Division of Zamboanga City	11,208,000		11,208,000
Division of Zamboanga Sibugay	10,990,000		10,990,000
Division of Zamboanga del Norte	38,517,000		38,517,000
Division of Zamboanga del Sur	41,441,000		41,441,000

Region X - Northern Mindanao	131,968,000	1,500,000	133,468,000

Regional Office - X		1,500,000	1,500,000
Division of Bukidnon	10,206,000		10,206,000
Division of Cagayan de Oro City	9,770,000		9,770,000
Division of Camiguin	6,859,000		6,859,000
Division of El Salvador City	7,101,000		7,101,000
Division of Gingoog City	11,110,000		11,110,000
Division of Iligan City	9,363,000		9,363,000
Division of Lanao del Norte	11,178,000		11,178,000
Division of Malaybalay City	11,078,000		11,078,000
Division of Misamis Occidental	11,041,000		11,041,000
Division of Misamis Oriental	10,434,000		10,434,000
Division of Oroquieta City	7,055,000		7,055,000
Division of Ozamiz City	8,741,000		8,741,000
Division of Tangub City	6,960,000		6,960,000
Division of Valencia City	11,072,000		11,072,000

Region XI - Davao	114,694,000	1,500,000	116,194,000

Regional Office - XI		1,500,000	1,500,000
Division of Davao City	10,258,000		10,258,000
Division of Davao Occidental	10,345,000		10,345,000
Division of Davao Oriental	10,982,000		10,982,000
Division of Davao de Oro	11,108,000		11,108,000

JANUARY 5, 2026	OFFICIAL GAZETTE	311
DEPARTMENT OF EDUCATION

Division of Davao del Norte	11,106,000		11,106,000
Division of Davao del Sur	11,309,000		11,309,000
Division of Digos City	10,346,000		10,346,000
Division of Island Garden City of Samal	5,754,000		5,754,000
Division of Mati City	11,219,000		11,219,000
Division of Panabo City	11,134,000		11,134,000
Division of Tagum City	11,133,000		11,133,000

Region XII - SOCCSKSARGEN	85,567,000	1,500,000	87,067,000

Regional Office - XII		1,500,000	1,500,000
Division of Cotabato	10,976,000		10,976,000
Division of General Santos City	12,242,000		12,242,000
Division of Kidapawan City	11,014,000		11,014,000
Division of Koronadal City	11,622,000		11,622,000
Division of Sarangani	11,196,000		11,196,000
Division of South Cotabato	10,349,000		10,349,000
Division of Sultan Kudarat	11,125,000		11,125,000
Division of Tacurong City	7,043,000		7,043,000

Region XIII - Caraga	119,330,000	900,000	120,230,000

Regional Office - XIII		900,000	900,000
Division of Agusan del Norte	11,510,000		11,510,000
Division of Agusan del Sur	11,130,000		11,130,000
Division of Bayugan City	7,030,000		7,030,000
Division of Bislig City	9,817,000		9,817,000
Division of Butuan City	9,416,000		9,416,000
Division of Cabadbaran City	6,934,000		6,934,000
Division of Dinagat Island	12,278,000		12,278,000
Division of Siargao	11,068,000		11,068,000
Division of Surigao City	11,241,000		11,241,000
Division of Surigao del Norte	10,416,000		10,416,000
Division of Surigao del Sur	10,336,000		10,336,000
Division of Tandag City	8,154,000		8,154,000
Basic Education Curriculum	161,377,000	5,513,232,000	5,674,609,000

National Capital Region (NCR)	161,377,000	5,513,232,000	5,674,609,000

Central Office	161,377,000	5,513,232,000	5,674,609,000
Curricular Programs, Learning Management Models, Standards and Strategy Development	7,179,817,000	1,641,000	7,181,458,000

National Capital Region (NCR)	566,039,000	1,641,000	567,680,000

Central Office		1,641,000	1,641,000
Regional Office - NCR	32,896,000		32,896,000
Division of Caloocan	55,324,000		55,324,000
Division of Las Piñas	29,517,000		29,517,000
Division of Makati	26,890,000		26,890,000
Division of Malabon City	30,037,000		30,037,000
Division of Mandaluyong	28,387,000		28,387,000
Division of Manila	59,779,000		59,779,000
Division of Marikina	28,734,000		28,734,000
Division of Muntinlupa	26,940,000		26,940,000
Division of Navotas City	29,974,000		29,974,000

312	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Division of Parañaque	29,922,000	29,922,000
Division of Pasay City	30,455,000	30,455,000
Division of Pasig City	28,967,000	28,967,000
Division of Quezon City	53,605,000	53,605,000
Division of San Juan City	16,148,000	16,148,000
Division of Taguig and Pateros	28,300,000	28,300,000
Division of Valenzuela	30,164,000	30,164,000

Region I - Ilocos	424,409,000	424,409,000

Regional Office - I	29,004,000	29,004,000
Division of Alaminos City	16,557,000	16,557,000
Division of Batac City	17,660,000	17,660,000
Division of Candon City	15,474,000	15,474,000
Division of Dagupan City	28,442,000	28,442,000
Division of Ilocos Norte	29,745,000	29,745,000
Division of Ilocos Sur	29,380,000	29,380,000
Division of La Union	30,157,000	30,157,000
Division of Laoag City	15,246,000	15,246,000
Division of Pangasinan I	60,515,000	60,515,000
Division of Pangasinan II	61,030,000	61,030,000
Division of San Carlos City	29,719,000	29,719,000
Division of San Fernando City	15,217,000	15,217,000
Division of Urdaneta City	29,631,000	29,631,000
Division of Vigan City	16,632,000	16,632,000

Cordillera Administrative Region (CAR)	265,977,000	265,977,000

Regional Office - CAR	30,253,000	30,253,000
Division of Abra	28,754,000	28,754,000
Division of Apayao	29,589,000	29,589,000
Division of Baguio City	29,599,000	29,599,000
Division of Benguet	29,650,000	29,650,000
Division of Ifugao	29,953,000	29,953,000
Division of Kalinga	28,568,000	28,568,000
Division of Mt. Province	29,740,000	29,740,000
Division of Tabuk City	29,871,000	29,871,000

Region II - Cagayan Valley	300,456,000	300,456,000

Regional Office - II	27,572,000	27,572,000
Division of Batanes	16,365,000	16,365,000
Division of Cagayan	60,873,000	60,873,000
Division of Cauayan City	16,607,000	16,607,000
Division of Ilagan City	16,749,000	16,749,000
Division of Isabela	58,867,000	58,867,000
Division of Nueva Vizcaya	29,741,000	29,741,000
Division of Quirino	28,749,000	28,749,000
Division of Santiago City	15,356,000	15,356,000
Division of Tuguegarao City	29,577,000	29,577,000

Region III - Central Luzon	687,479,000	687,479,000

Regional Office - III	30,016,000	30,016,000
Division of Angeles City	30,345,000	30,345,000
Division of Aurora	28,590,000	28,590,000
Division of Balanga City	17,365,000	17,365,000

JANUARY 5, 2026	OFFICIAL GAZETTE	313
DEPARTMENT OF EDUCATION

Division of Baliwag City	27,119,000	27,119,000
Division of Bataan	30,050,000	30,050,000
Division of Bulacan	57,234,000	57,234,000
Division of Cabanatuan City	29,721,000	29,721,000
Division of Gapan City	17,427,000	17,427,000
Division of Mabalacat City	15,006,000	15,006,000
Division of Malolos City	28,597,000	28,597,000
Division of Meycauayan City	13,344,000	13,344,000
Division of Muñoz Science City	16,627,000	16,627,000
Division of Nueva Ecija	61,201,000	61,201,000
Division of Olongapo City	29,506,000	29,506,000
Division of Pampanga	59,310,000	59,310,000
Division of San Fernando City	31,239,000	31,239,000
Division of San Jose City	16,662,000	16,662,000
Division of San Jose del Monte City	29,804,000	29,804,000
Division of Tarlac	60,462,000	60,462,000
Division of Tarlac City	28,398,000	28,398,000
Division of Zambales	29,456,000	29,456,000

Region IVA - CALABARZON	833,435,000	833,435,000

Regional Office - IVA	25,576,000	25,576,000
Division of Antipolo City	29,733,000	29,733,000
Division of Bacoor City	16,593,000	16,593,000
Division of Batangas	60,924,000	60,924,000
Division of Batangas City	30,103,000	30,103,000
Division of Biñan City	28,627,000	28,627,000
Division of Cabuyao City	30,934,000	30,934,000
Division of Calamba City	30,401,000	30,401,000
Division of Cavite	60,966,000	60,966,000
Division of Cavite City	17,664,000	17,664,000
Division of Dasmariñas City	28,604,000	28,604,000
Division of General Trias City	28,958,000	28,958,000
Division of Imus City	15,114,000	15,114,000
Division of Laguna	52,954,000	52,954,000
Division of Lipa City	30,317,000	30,317,000
Division of Lucena City	28,734,000	28,734,000
Division of Quezon	95,165,000	95,165,000
Division of Rizal	59,609,000	59,609,000
Division of San Pablo City	29,657,000	29,657,000
Division of San Pedro City	29,033,000	29,033,000
Division of Sta. Rosa City	29,764,000	29,764,000
Division of Sto. Tomas City	29,067,000	29,067,000
Division of Tanauan City	28,262,000	28,262,000
Division of Tayabas City	16,676,000	16,676,000

Region IVB - MIMAROPA	263,105,000	263,105,000

Regional Office - IVB	25,531,000	25,531,000
Division of Calapan City	29,479,000	29,479,000
Division of Marinduque	29,192,000	29,192,000
Division of Occidental Mindoro	29,549,000	29,549,000
Division of Oriental Mindoro	32,540,000	32,540,000
Division of Palawan	57,129,000	57,129,000
Division of Puerto Princesa City	29,698,000	29,698,000
Division of Romblon	29,987,000	29,987,000

314	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region V - Bicol	519,757,000	519,757,000

Regional Office - V	29,351,000	29,351,000
Division of Albay	59,776,000	59,776,000
Division of Camarines Norte	29,500,000	29,500,000
Division of Camarines Sur	90,977,000	90,977,000
Division of Catanduanes	29,344,000	29,344,000
Division of Iriga City	16,606,000	16,606,000
Division of Legazpi City	27,329,000	27,329,000
Division of Ligao City	29,846,000	29,846,000
Division of Masbate	60,431,000	60,431,000
Division of Masbate City	28,471,000	28,471,000
Division of Naga City	29,670,000	29,670,000
Division of Sorsogon	29,893,000	29,893,000
Division of Sorsogon City	29,804,000	29,804,000
Division of Tabaco City	28,759,000	28,759,000

Region VI - Western Visayas	306,117,000	306,117,000

Regional Office - VI	26,292,000	26,292,000
Division of Aklan	29,474,000	29,474,000
Division of Antique	27,914,000	27,914,000
Division of Capiz	27,925,000	27,925,000
Division of Guimaras	29,748,000	29,748,000
Division of Iloilo	87,994,000	87,994,000
Division of Iloilo City	30,885,000	30,885,000
Division of Passi City	15,629,000	15,629,000
Division of Roxas City	30,256,000	30,256,000

Negros Island Region (NIR)	553,200,000	553,200,000

Division of Bacolod City	28,675,000	28,675,000
Division of Bago City	28,607,000	28,607,000
Division of Bais City	15,084,000	15,084,000
Division of Bayawan City	28,325,000	28,325,000
Division of Cadiz City	28,212,000	28,212,000
Division of Canlaon City	16,149,000	16,149,000
Division of Dumaguete City	18,350,000	18,350,000
Division of Escalante City	16,446,000	16,446,000
Division of Guihulngan City	16,594,000	16,594,000
Division of Himamaylan City	29,314,000	29,314,000
Division of Kabankalan City	27,255,000	27,255,000
Division of La Carlota City	16,242,000	16,242,000
Division of Negros Occidental	57,327,000	57,327,000
Division of Negros Oriental	58,263,000	58,263,000
Division of Sagay City	28,610,000	28,610,000
Division of San Carlos City	29,076,000	29,076,000
Division of Silay City	26,874,000	26,874,000
Division of Sipalay City	26,789,000	26,789,000
Division of Siquijor	25,252,000	25,252,000
Division of Tanjay City	16,398,000	16,398,000
Division of Victorias City	15,358,000	15,358,000

Region VII - Central Visayas	426,404,000	426,404,000

Regional Office - VII	31,918,000	31,918,000
Division of Bogo City	16,269,000	16,269,000
Division of Bohol	59,397,000	59,397,000

JANUARY 5, 2026	OFFICIAL GAZETTE	315
DEPARTMENT OF EDUCATION

Division of Carcar City	27,826,000	27,826,000
Division of Cebu City	28,151,000	28,151,000
Division of Cebu Province	90,003,000	90,003,000
Division of Danao City	29,303,000	29,303,000
Division of Lapu-lapu City	27,915,000	27,915,000
Division of Mandaue City	29,864,000	29,864,000
Division of Naga City	15,843,000	15,843,000
Division of Tagbilaran City	16,558,000	16,558,000
Division of Talisay City	27,177,000	27,177,000
Division of Toledo City	26,180,000	26,180,000

Region VIII - Eastern Visayas	308,518,000	308,518,000

Regional Office - VIII	31,481,000	31,481,000
Division of Baybay City	16,230,000	16,230,000
Division of Biliran	28,631,000	28,631,000
Division of Borongan City	16,546,000	16,546,000
Division of Catbalogan City	28,623,000	28,623,000
Division of Eastern Samar	28,084,000	28,084,000
Division of Leyte	60,296,000	60,296,000
Division of Maasin City	14,008,000	14,008,000
Division of Ormoc City	28,344,000	28,344,000
Division of Samar	26,867,000	26,867,000
Division of Southern Leyte	29,408,000	29,408,000

Region IX - Zamboanga Peninsula	320,367,000	320,367,000

Regional Office - IX	30,906,000	30,906,000
Division of Dapitan City	20,746,000	20,746,000
Division of Dipolog City	28,205,000	28,205,000
Division of Isabela City	29,758,000	29,758,000
Division of Pagadian City	29,688,000	29,688,000
Division of Zamboanga City	28,669,000	28,669,000
Division of Zamboanga Sibugay	28,379,000	28,379,000
Division of Zamboanga del Norte	63,127,000	63,127,000
Division of Zamboanga del Sur	60,889,000	60,889,000

Region X - Northern Mindanao	413,311,000	413,311,000

Regional Office - X	28,938,000	28,938,000
Division of Bukidnon	58,616,000	58,616,000
Division of Cagayan de Oro City	29,563,000	29,563,000
Division of Camiguin	16,345,000	16,345,000
Division of El Salvador City	16,833,000	16,833,000
Division of Gingoog City	29,871,000	29,871,000
Division of Iligan City	26,987,000	26,987,000
Division of Lanao del Norte	29,658,000	29,658,000
Division of Malaybalay City	28,962,000	28,962,000
Division of Misamis Occidental	29,730,000	29,730,000
Division of Misamis Oriental	27,737,000	27,737,000
Division of Oroquieta City	16,529,000	16,529,000
Division of Ozamiz City	27,147,000	27,147,000
Division of Tangub City	16,461,000	16,461,000
Division of Valencia City	29,934,000	29,934,000

Region XI - Davao	367,625,000	367,625,000

Regional Office - XI	30,610,000	30,610,000

316	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Division of Davao City	60,714,000		60,714,000
Division of Davao Occidental	29,737,000		29,737,000
Division of Davao Oriental	29,517,000		29,517,000
Division of Davao de Oro	28,455,000		28,455,000
Division of Davao del Norte	29,897,000		29,897,000
Division of Davao del Sur	26,948,000		26,948,000
Division of Digos City	28,238,000		28,238,000
Division of Island Garden City of Samal	15,844,000		15,844,000
Division of Mati City	28,555,000		28,555,000
Division of Panabo City	29,590,000		29,590,000
Division of Tagum City	29,520,000		29,520,000

Region XII - SOCCSKSARGEN	280,779,000		280,779,000

Regional Office - XII	29,053,000		29,053,000
Division of Cotabato	58,135,000		58,135,000
Division of General Santos City	29,022,000		29,022,000
Division of Kidapawan City	28,315,000		28,315,000
Division of Koronadal City	29,765,000		29,765,000
Division of Sarangani	29,632,000		29,632,000
Division of South Cotabato	30,318,000		30,318,000
Division of Sultan Kudarat	29,922,000		29,922,000
Division of Tacurong City	16,617,000		16,617,000

Region XIII - Caraga	342,839,000		342,839,000

Regional Office - XIII	27,992,000		27,992,000
Division of Agusan del Norte	29,891,000		29,891,000
Division of Agusan del Sur	29,718,000		29,718,000
Division of Bayugan City	17,948,000		17,948,000
Division of Bislig City	29,509,000		29,509,000
Division of Butuan City	27,570,000		27,570,000
Division of Cabadbaran City	16,500,000		16,500,000
Division of Dinagat Island	27,927,000		27,927,000
Division of Siargao	29,669,000		29,669,000
Division of Surigao City	30,014,000		30,014,000
Division of Surigao del Norte	29,787,000		29,787,000
Division of Surigao del Sur	29,651,000		29,651,000
Division of Tandag City	16,663,000		16,663,000
Development and Promotion of Campus Journalism		66,420,000	66,420,000

National Capital Region (NCR)		66,420,000	66,420,000

Central Office		66,420,000	66,420,000
National Literacy Policies and Programs	3,675,000	101,899,000	105,574,000

National Capital Region (NCR)	3,675,000	101,899,000	105,574,000

Central Office	3,675,000	101,899,000	105,574,000
Early Language Literacy and Numeracy		106,231,000	106,231,000

National Capital Region (NCR)		106,231,000	106,231,000

Central Office		106,231,000	106,231,000

JANUARY 5, 2026	OFFICIAL GAZETTE	317
DEPARTMENT OF EDUCATION

BASIC EDUCATION INPUTS PROGRAM	41,822,278,000	38,944,222,000	84,565,070,000	165,331,570,000

Improvement and Acquisition of School Sites		32,460,000	65,000,000	97,460,000

National Capital Region (NCR)		32,460,000	65,000,000	97,460,000

Central Office		32,460,000	65,000,000	97,460,000
New School Personnel Positions	41,802,170,000	496,244,000		42,298,414,000

National Capital Region (NCR)	4,877,988,000	496,244,000		5,374,232,000

Central Office		496,244,000		496,244,000
Regional Office - NCR	4,877,988,000			4,877,988,000
Region I - Ilocos	1,879,946,000			1,879,946,000

Regional Office - I	1,879,946,000			1,879,946,000
Cordillera Administrative Region (CAR)	660,768,000			660,768,000

Regional Office - CAR	660,768,000			660,768,000
Region II - Cagayan Valley	1,156,048,000			1,156,048,000

Regional Office - II	1,156,048,000			1,156,048,000
Region III - Central Luzon	4,533,989,000			4,533,989,000

Regional Office - III	4,533,989,000			4,533,989,000
Region IVA - CALABARZON	5,946,334,000			5,946,334,000

Regional Office - IVA	5,946,334,000			5,946,334,000
Region IVB - MIMAROPA	1,747,883,000			1,747,883,000

Regional Office - IVB	1,747,883,000			1,747,883,000
Region V - Bicol	1,808,811,000			1,808,811,000

Regional Office - V	1,808,811,000			1,808,811,000
Region VI - Western Visayas	1,925,727,000			1,925,727,000

Regional Office - VI	1,925,727,000			1,925,727,000
Negros Island Region (NIR)	2,090,835,000			2,090,835,000

Regional Office - NIR	2,090,835,000			2,090,835,000
Region VII - Central Visayas	2,652,634,000			2,652,634,000

Regional Office - VII	2,652,634,000			2,652,634,000
Region VIII - Eastern Visayas	1,673,768,000			1,673,768,000

Regional Office - VIII	1,673,768,000			1,673,768,000

318	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region IX - Zamboanga Peninsula	2,716,297,000		2,716,297,000

Regional Office - IX	2,716,297,000		2,716,297,000
Region X - Northern Mindanao	2,472,324,000		2,472,324,000

Regional Office - X	2,472,324,000		2,472,324,000
Region XI - Davao	2,563,111,000		2,563,111,000

Regional Office - XI	2,563,111,000		2,563,111,000
Region XII - SOCCSKSARGEN	2,003,066,000		2,003,066,000

Regional Office - XII	2,003,066,000		2,003,066,000
Region XIII - Caraga	1,092,641,000		1,092,641,000

Regional Office - XIII	1,092,641,000		1,092,641,000
Learning Tools and Equipment		2,888,717,000	2,888,717,000

National Capital Region (NCR)		1,343,405,000	1,343,405,000

Central Office		1,325,375,000	1,325,375,000
Regional Office - NCR		18,030,000	18,030,000
Region I - Ilocos		103,231,000	103,231,000

Regional Office - I		103,231,000	103,231,000
Cordillera Administrative Region (CAR)		83,650,000	83,650,000

Regional Office - CAR		83,650,000	83,650,000
Region II - Cagayan Valley		92,705,000	92,705,000

Regional Office - II		92,705,000	92,705,000
Region III - Central Luzon		84,653,000	84,653,000

Regional Office - III		84,653,000	84,653,000
Region IVA - CALABARZON		79,471,000	79,471,000

Regional Office - IVA		79,471,000	79,471,000
Region IVB - MIMAROPA		76,693,000	76,693,000

Regional Office - IVB		76,693,000	76,693,000
Region V - Bicol		164,520,000	164,520,000

Regional Office - V		164,520,000	164,520,000
Region VI - Western Visayas		93,670,000	93,670,000

Regional Office - VI		93,670,000	93,670,000

JANUARY 5, 2026	OFFICIAL GAZETTE	319
DEPARTMENT OF EDUCATION

Negros Island Region (NIR)		86,210,000		86,210,000

Regional Office - NIR		86,210,000		86,210,000
Region VII - Central Visayas		92,251,000		92,251,000

Regional Office - VII		92,251,000		92,251,000
Region VIII - Eastern Visayas		157,123,000		157,123,000

Regional Office - VIII		157,123,000		157,123,000
Region IX - Zamboanga Peninsula		105,419,000		105,419,000

Regional Office - IX		105,419,000		105,419,000
Region X - Northern Mindanao		85,944,000		85,944,000

Regional Office - X		85,944,000		85,944,000
Region XI - Davao		74,179,000		74,179,000

Regional Office - XI		74,179,000		74,179,000
Region XII - SOCCSKSARGEN		74,863,000		74,863,000

Regional Office - XII		74,863,000		74,863,000
Region XIII - Caraga		90,730,000		90,730,000

Regional Office - XIII		90,730,000		90,730,000
Textbooks and Other Instructional Materials		19,506,158,000		19,506,158,000

National Capital Region (NCR)		19,506,158,000		19,506,158,000

Central Office		19,506,158,000		19,506,158,000
Computerization Program	20,108,000	10,660,167,000		10,680,275,000

National Capital Region (NCR)	20,108,000	10,660,167,000		10,680,275,000

Central Office	20,108,000	10,660,167,000		10,680,275,000
Basic Education Facilities		5,190,476,000	80,206,105,000	85,396,581,000

National Capital Region (NCR)		5,190,476,000	80,206,105,000	85,396,581,000

Central Office		5,190,476,000	80,206,105,000	85,396,581,000
Conservation and Restoration of Gabaldon and Other Heritage School Buildings			1,133,965,000	1,133,965,000

National Capital Region (NCR)			1,133,965,000	1,133,965,000

Central Office			1,133,965,000	1,133,965,000

320	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Quick Response Fund		3,000,000,000	3,000,000,000

National Capital Region (NCR)		3,000,000,000	3,000,000,000

Central Office		3,000,000,000	3,000,000,000
Public Schools Infrastructure Program (PSIP)	170,000,000	160,000,000	330,000,000

National Capital Region (NCR)	170,000,000	160,000,000	330,000,000

Central Office	170,000,000	160,000,000	330,000,000
INCLUSIVE EDUCATION PROGRAM	6,780,332,000		6,780,332,000

Multigrade Education	142,854,000		142,854,000

National Capital Region (NCR)	142,854,000		142,854,000

Central Office	142,854,000		142,854,000
Indigenous Peoples Education (IPEd) Program	154,436,000		154,436,000

National Capital Region (NCR)	89,524,000		89,524,000

Central Office	89,524,000		89,524,000
Region I - Ilocos	3,696,000		3,696,000

Regional Office - I	3,696,000		3,696,000
Cordillera Administrative Region (CAR)	8,374,000		8,374,000

Regional Office - CAR	8,374,000		8,374,000
Region II - Cagayan Valley	5,703,000		5,703,000

Regional Office - II	5,703,000		5,703,000
Region III - Central Luzon	2,918,000		2,918,000

Regional Office - III	2,918,000		2,918,000
Region IVA - CALABARZON	1,126,000		1,126,000

Regional Office - IVA	1,126,000		1,126,000
Region IVB - MIMAROPA	3,587,000		3,587,000

Regional Office - IVB	3,587,000		3,587,000
Region V - Bicol	986,000		986,000

Regional Office - V	986,000		986,000
Region VI - Western Visayas	1,705,000		1,705,000

Regional Office - VI	1,705,000		1,705,000

JANUARY 5, 2026	OFFICIAL GAZETTE	321
DEPARTMENT OF EDUCATION

Negros Island Region (NIR)	1,586,000	1,586,000

Regional Office - NIR	1,586,000	1,586,000
Region VII - Central Visayas	737,000	737,000

Regional Office - VII	737,000	737,000
Region VIII - Eastern Visayas	871,000	871,000

Regional Office - VIII	871,000	871,000
Region IX - Zamboanga Peninsula	5,099,000	5,099,000

Regional Office - IX	5,099,000	5,099,000
Region X - Northern Mindanao	7,744,000	7,744,000

Regional Office - X	7,744,000	7,744,000
Region XI - Davao	8,312,000	8,312,000

Regional Office - XI	8,312,000	8,312,000
Region XII - SOCCSKSARGEN	7,255,000	7,255,000

Regional Office - XII	7,255,000	7,255,000
Region XIII - Caraga	5,213,000	5,213,000

Regional Office - XIII	5,213,000	5,213,000
Flexible Learning Options (ADM/ALS/EiE)	4,917,578,000	4,917,578,000

National Capital Region (NCR)	4,917,578,000	4,917,578,000

Central Office	4,917,578,000	4,917,578,000
Madrasah Education Program	521,615,000	521,615,000

National Capital Region (NCR)	48,276,000	48,276,000

Central Office	19,450,000	19,450,000
Regional Office - NCR	28,826,000	28,826,000
Region I - Ilocos	9,015,000	9,015,000

Regional Office - I	9,015,000	9,015,000
Cordillera Administrative Region (CAR)	1,919,000	1,919,000

Regional Office - CAR	1,919,000	1,919,000
Region II - Cagayan Valley	4,299,000	4,299,000

Regional Office - II	4,299,000	4,299,000

322	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region III - Central Luzon	15,668,000	15,668,000

Regional Office - III	15,668,000	15,668,000
Region IVA - CALABARZON	19,861,000	19,861,000

Regional Office - IVA	19,861,000	19,861,000
Region IVB - MIMAROPA	21,453,000	21,453,000

Regional Office - IVB	21,453,000	21,453,000
Region V - Bicol	9,616,000	9,616,000

Regional Office - V	9,616,000	9,616,000
Region VI - Western Visayas	3,512,000	3,512,000

Regional Office - VI	3,512,000	3,512,000
Negros Island Region (NIR)	2,868,000	2,868,000

Regional Office - NIR	2,868,000	2,868,000
Region VII - Central Visayas	23,392,000	23,392,000

Regional Office - VII	23,392,000	23,392,000
Region VIII - Eastern Visayas	6,212,000	6,212,000

Regional Office - VIII	6,212,000	6,212,000
Region IX - Zamboanga Peninsula	123,738,000	123,738,000

Regional Office - IX	123,738,000	123,738,000
Region X - Northern Mindanao	103,069,000	103,069,000

Regional Office - X	103,069,000	103,069,000
Region XI - Davao	24,779,000	24,779,000

Regional Office - XI	24,779,000	24,779,000
Region XII - SOCCSKSARGEN	95,196,000	95,196,000

Regional Office - XII	95,196,000	95,196,000
Region XIII - Caraga	8,742,000	8,742,000

Regional Office - XIII	8,742,000	8,742,000
Special Needs Education Program	1,043,849,000	1,043,849,000

National Capital Region (NCR)	1,043,849,000	1,043,849,000

Central Office	1,043,849,000	1,043,849,000

JANUARY 5, 2026	OFFICIAL GAZETTE	323
DEPARTMENT OF EDUCATION

SUPPORT TO SCHOOLS AND LEARNERS PROGRAM	576,539,344,000	138,827,765,000	1,000,000,000	716,367,109,000

School-Based Feeding Program (SBFP)		24,695,443,000	1,000,000,000	25,695,443,000

National Capital Region (NCR)		2,317,331,000	1,000,000,000	3,317,331,000

Central Office		107,492,000	1,000,000,000	1,107,492,000
Regional Office - NCR		2,209,839,000		2,209,839,000
Region I - Ilocos		1,089,696,000		1,089,696,000

Regional Office - I		1,089,696,000		1,089,696,000
Cordillera Administrative Region (CAR)		330,647,000		330,647,000

Regional Office - CAR		330,647,000		330,647,000
Region II - Cagayan Valley		788,238,000		788,238,000

Regional Office - II		788,238,000		788,238,000
Region III - Central Luzon		2,677,806,000		2,677,806,000

Regional Office - III		2,677,806,000		2,677,806,000
Region IVA - CALABARZON		3,592,177,000		3,592,177,000

Regional Office - IVA		3,592,177,000		3,592,177,000
Region IVB - MIMAROPA		984,694,000		984,694,000

Regional Office - IVB		984,694,000		984,694,000
Region V - Bicol		1,885,630,000		1,885,630,000

Regional Office - V		1,885,630,000		1,885,630,000
Region VI - Western Visayas		1,033,613,000		1,033,613,000

Regional Office - VI		1,033,613,000		1,033,613,000
Negros Island Region (NIR)		1,283,884,000		1,283,884,000

Regional Office - NIR		1,283,884,000		1,283,884,000
Region VII - Central Visayas		1,478,015,000		1,478,015,000

Regional Office - VII		1,478,015,000		1,478,015,000
Region VIII - Eastern Visayas		1,277,086,000		1,277,086,000

Regional Office - VIII		1,277,086,000		1,277,086,000
Region IX - Zamboanga Peninsula		1,392,015,000		1,392,015,000

Regional Office - IX		1,392,015,000		1,392,015,000

324	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region X - Northern Mindanao		1,276,426,000	1,276,426,000

Regional Office - X		1,276,426,000	1,276,426,000
Region XI - Davao		1,323,585,000	1,323,585,000

Regional Office - XI		1,323,585,000	1,323,585,000
Region XII - SOCCSKSARGEN		1,187,199,000	1,187,199,000

Regional Office - XII		1,187,199,000	1,187,199,000
Region XIII - Caraga		777,401,000	777,401,000

Regional Office - XIII		777,401,000	777,401,000
Operation of Schools - Elementary (Kinder to Grade 6)	321,938,395,000	36,194,394,000	358,132,789,000

National Capital Region (NCR)	23,493,251,000	2,496,121,000	25,989,372,000

Central Office		857,726,000	857,726,000
Division of Caloocan	2,984,332,000	213,746,000	3,198,078,000
Division of Las Piñas	1,061,196,000	73,707,000	1,134,903,000
Division of Makati	481,934,000	28,689,000	510,623,000
Division of Malabon City	914,851,000	64,301,000	979,152,000
Division of Mandaluyong	589,446,000	42,067,000	631,513,000
Division of Manila	3,770,226,000	218,612,000	3,988,838,000
Division of Marikina	757,562,000	58,164,000	815,726,000
Division of Muntinlupa	873,766,000	65,355,000	939,121,000
Division of Navotas City	617,193,000	40,294,000	657,487,000
Division of Parañaque	1,078,642,000	77,621,000	1,156,263,000
Division of Pasay City	704,754,000	53,139,000	757,893,000
Division of Pasig City	1,334,342,000	99,549,000	1,433,891,000
Division of Quezon City	4,657,104,000	335,836,000	4,992,940,000
Division of San Juan City	186,295,000	12,058,000	198,353,000
Division of Taguig and Pateros	2,084,335,000	146,979,000	2,231,314,000
Division of Valenzuela	1,397,273,000	108,278,000	1,505,551,000

Region I - Ilocos	17,761,732,000	2,025,335,000	19,787,067,000

Division of Alaminos City	327,648,000	35,310,000	362,958,000
Division of Batac City	179,024,000	20,704,000	199,728,000
Division of Candon City	207,238,000	22,975,000	230,213,000
Division of Dagupan City	492,625,000	41,449,000	534,074,000
Division of Ilocos Norte	1,665,858,000	230,895,000	1,896,753,000
Division of Ilocos Sur	2,253,415,000	325,097,000	2,578,512,000
Division of La Union	2,272,876,000	255,004,000	2,527,880,000
Division of Laoag City	316,761,000	30,222,000	346,983,000
Division of Pangasinan I	4,663,202,000	503,886,000	5,167,088,000
Division of Pangasinan II	3,773,357,000	410,133,000	4,183,490,000
Division of San Carlos City	688,851,000	62,648,000	751,499,000
Division of San Fernando City	304,545,000	26,431,000	330,976,000
Division of Urdaneta City	435,272,000	44,862,000	480,134,000
Division of Vigan City	181,060,000	15,719,000	196,779,000

JANUARY 5, 2026	OFFICIAL GAZETTE	325
DEPARTMENT OF EDUCATION

Cordillera Administrative Region (CAR)	7,795,581,000	1,110,374,000	8,905,955,000

Division of Abra	1,299,428,000	193,570,000	1,492,998,000
Division of Apayao	698,625,000	112,574,000	811,199,000
Division of Baguio City	795,032,000	64,039,000	859,071,000
Division of Benguet	1,771,626,000	264,624,000	2,036,250,000
Division of Ifugao	1,111,868,000	161,806,000	1,273,674,000
Division of Kalinga	679,642,000	108,982,000	788,624,000
Division of Mt. Province	918,927,000	138,637,000	1,057,564,000
Division of Tabuk City	520,433,000	66,142,000	586,575,000

Region II - Cagayan Valley	13,933,970,000	1,740,384,000	15,674,354,000

Division of Batanes	155,629,000	14,047,000	169,676,000
Division of Cagayan	4,409,950,000	551,271,000	4,961,221,000
Division of Cauayan City	492,297,000	57,266,000	549,563,000
Division of Ilagan City	562,122,000	70,024,000	632,146,000
Division of Isabela	4,624,205,000	595,174,000	5,219,379,000
Division of Nueva Vizcaya	1,901,268,000	260,406,000	2,161,674,000
Division of Quirino	899,578,000	121,386,000	1,020,964,000
Division of Santiago City	439,020,000	37,033,000	476,053,000
Division of Tuguegarao City	449,901,000	33,777,000	483,678,000

Region III - Central Luzon	33,321,819,000	3,332,658,000	36,654,477,000

Division of Angeles City	1,016,327,000	82,821,000	1,099,148,000
Division of Aurora	1,005,521,000	114,042,000	1,119,563,000
Division of Balanga City	268,820,000	21,233,000	290,053,000
Division of Baliwag City	356,262,000	33,588,000	389,850,000
Division of Bataan	2,023,724,000	202,179,000	2,225,903,000
Division of Bulacan	5,657,827,000	553,642,000	6,211,469,000
Division of Cabanatuan City	832,737,000	68,526,000	901,263,000
Division of Gapan City	386,735,000	35,583,000	422,318,000
Division of Mabalacat City	622,447,000	56,570,000	679,017,000
Division of Malolos City	561,575,000	53,078,000	614,653,000
Division of Meycauayan City	466,291,000	39,942,000	506,233,000
Division of Muñoz Science City	294,053,000	29,645,000	323,698,000
Division of Nueva Ecija	5,189,133,000	566,325,000	5,755,458,000
Division of Olongapo City	617,424,000	46,073,000	663,497,000
Division of Pampanga	4,775,720,000	479,628,000	5,255,348,000
Division of San Fernando City	759,520,000	56,660,000	816,180,000
Division of San Jose City	470,028,000	49,318,000	519,346,000
Division of San Jose del Monte City	1,375,178,000	109,250,000	1,484,428,000
Division of Tarlac	3,517,474,000	396,191,000	3,913,665,000
Division of Tarlac City	1,028,749,000	101,537,000	1,130,286,000
Division of Zambales	2,096,274,000	236,827,000	2,333,101,000

Region IVA - CALABARZON	37,623,874,000	3,691,969,000	41,315,843,000

Division of Antipolo City	1,797,557,000	148,976,000	1,946,533,000
Division of Bacoor City	979,031,000	77,134,000	1,056,165,000
Division of Batangas	5,104,343,000	561,126,000	5,665,469,000
Division of Batangas City	885,969,000	87,424,000	973,393,000
Division of Biñan City	665,893,000	57,740,000	723,633,000
Division of Cabuyao City	590,018,000	50,290,000	640,308,000
Division of Calamba City	1,124,111,000	101,553,000	1,225,664,000
Division of Cavite	4,307,487,000	421,624,000	4,729,111,000
Division of Cavite City	291,033,000	18,780,000	309,813,000

326	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Division of Dasmariñas City	1,272,601,000	97,024,000	1,369,625,000
Division of General Trias City	760,885,000	71,895,000	832,780,000
Division of Imus City	807,627,000	65,145,000	872,772,000
Division of Laguna	2,956,264,000	294,392,000	3,250,656,000
Division of Lipa City	894,297,000	87,128,000	981,425,000
Division of Lucena City	760,468,000	68,127,000	828,595,000
Division of Quezon	6,180,840,000	730,192,000	6,911,032,000
Division of Rizal	4,999,371,000	446,943,000	5,446,314,000
Division of San Pablo City	789,123,000	77,518,000	866,641,000
Division of San Pedro City	561,812,000	48,025,000	609,837,000
Division of Sta. Rosa City	689,970,000	56,236,000	746,206,000
Division of Sto. Tomas City	405,378,000	41,140,000	446,518,000
Division of Tanauan City	504,833,000	52,580,000	557,413,000
Division of Tayabas City	294,963,000	30,977,000	325,940,000

Region IVB - MIMAROPA	12,787,605,000	1,633,844,000	14,421,449,000

Division of Calapan City	482,700,000	47,334,000	530,034,000
Division of Marinduque	1,051,245,000	142,231,000	1,193,476,000
Division of Occidental Mindoro	2,139,217,000	270,514,000	2,409,731,000
Division of Oriental Mindoro	3,035,347,000	373,400,000	3,408,747,000
Division of Palawan	3,823,749,000	542,396,000	4,366,145,000
Division of Puerto Princesa City	831,007,000	85,581,000	916,588,000
Division of Romblon	1,424,340,000	172,388,000	1,596,728,000

Region V - Bicol	25,209,078,000	2,809,187,000	28,018,265,000

Division of Albay	3,618,845,000	407,137,000	4,025,982,000
Division of Camarines Norte	2,353,614,000	250,503,000	2,604,117,000
Division of Camarines Sur	6,839,449,000	791,447,000	7,630,896,000
Division of Catanduanes	1,427,551,000	178,873,000	1,606,424,000
Division of Iriga City	413,182,000	38,190,000	451,372,000
Division of Legazpi City	627,266,000	53,148,000	680,414,000
Division of Ligao City	474,912,000	51,107,000	526,019,000
Division of Masbate	4,387,965,000	474,442,000	4,862,407,000
Division of Masbate City	428,074,000	38,470,000	466,544,000
Division of Naga City	597,577,000	46,042,000	643,619,000
Division of Sorsogon	2,899,671,000	367,998,000	3,267,669,000
Division of Sorsogon City	646,075,000	66,928,000	713,003,000
Division of Tabaco City	494,897,000	44,902,000	539,799,000

Region VI - Western Visayas	16,140,909,000	1,985,593,000	18,126,502,000

Division of Aklan	2,072,485,000	258,021,000	2,330,506,000
Division of Antique	2,434,476,000	364,891,000	2,799,367,000
Division of Capiz	2,512,020,000	315,733,000	2,827,753,000
Division of Guimaras	670,245,000	80,717,000	750,962,000
Division of Iloilo	6,619,963,000	812,207,000	7,432,170,000
Division of Iloilo City	1,032,695,000	79,033,000	1,111,728,000
Division of Passi City	305,713,000	32,545,000	338,258,000
Division of Roxas City	493,312,000	42,446,000	535,758,000

Negros Island Region (NIR)	15,938,123,000	1,721,203,000	17,659,326,000

Division of Bacolod City	1,304,799,000	100,910,000	1,405,709,000
Division of Bago City	482,850,000	45,535,000	528,385,000
Division of Bais City	312,421,000	34,981,000	347,402,000
Division of Bayawan City	556,489,000	67,497,000	623,986,000

JANUARY 5, 2026	OFFICIAL GAZETTE	327
DEPARTMENT OF EDUCATION

Division of Cadiz City	536,671,000	54,327,000	590,998,000
Division of Canlaon City	186,534,000	25,709,000	212,243,000
Division of Dumaguete City	318,691,000	26,965,000	345,656,000
Division of Escalante City	325,500,000	31,884,000	357,384,000
Division of Guihulngan City	426,092,000	68,573,000	494,665,000
Division of Himamaylan City	407,841,000	45,119,000	452,960,000
Division of Kabankalan City	667,812,000	72,201,000	740,013,000
Division of La Carlota City	266,246,000	23,262,000	289,508,000
Division of Negros Occidental	4,279,408,000	466,489,000	4,745,897,000
Division of Negros Oriental	3,155,003,000	352,164,000	3,507,167,000
Division of Sagay City	542,127,000	53,615,000	595,742,000
Division of San Carlos City	524,253,000	53,671,000	577,924,000
Division of Silay City	393,963,000	34,988,000	428,951,000
Division of Sipalay City	269,932,000	32,170,000	302,102,000
Division of Siquijor	379,014,000	48,690,000	427,704,000
Division of Tanjay City	327,213,000	57,074,000	384,287,000
Division of Victorias City	275,264,000	25,379,000	300,643,000

Region VII - Central Visayas	20,366,778,000	2,165,269,000	22,532,047,000

Division of Bogo City	280,878,000	25,952,000	306,830,000
Division of Bohol	5,310,343,000	718,079,000	6,028,422,000
Division of Carcar City	424,520,000	41,437,000	465,957,000
Division of Cebu City	2,082,523,000	153,727,000	2,236,250,000
Division of Cebu Province	7,938,522,000	856,358,000	8,794,880,000
Division of Danao City	481,536,000	44,836,000	526,372,000
Division of Lapu-lapu City	1,140,964,000	93,092,000	1,234,056,000
Division of Mandaue City	800,635,000	58,828,000	859,463,000
Division of Naga City	371,096,000	36,668,000	407,764,000
Division of Tagbilaran City	259,130,000	20,808,000	279,938,000
Division of Talisay City	586,209,000	51,377,000	637,586,000
Division of Toledo City	690,422,000	64,107,000	754,529,000

Region VIII - Eastern Visayas	21,666,407,000	2,809,115,000	24,475,522,000

Division of Baybay City	446,133,000	54,496,000	500,629,000
Division of Biliran	842,146,000	101,421,000	943,567,000
Division of Borongan City	332,302,000	40,041,000	372,343,000
Division of Calbayog City	959,004,000	118,156,000	1,077,160,000
Division of Catbalogan City	424,932,000	45,686,000	470,618,000
Division of Eastern Samar	2,154,630,000	303,776,000	2,458,406,000
Division of Leyte	6,639,678,000	866,562,000	7,506,240,000
Division of Maasin City	377,287,000	45,313,000	422,600,000
Division of Northern Samar	3,368,100,000	409,181,000	3,777,281,000
Division of Ormoc City	764,250,000	79,169,000	843,419,000
Division of Samar	3,032,867,000	470,382,000	3,503,249,000
Division of Southern Leyte	1,533,343,000	215,651,000	1,748,994,000
Division of Tacloban City	791,735,000	59,281,000	851,016,000

Region IX - Zamboanga Peninsula	15,263,816,000	1,850,606,000	17,114,422,000

Division of Dapitan City	369,192,000	41,084,000	410,276,000
Division of Dipolog City	451,240,000	40,667,000	491,907,000
Division of Isabela City	530,363,000	50,405,000	580,768,000
Division of Pagadian City	650,310,000	64,210,000	714,520,000
Division of Zamboanga City	2,716,366,000	261,463,000	2,977,829,000
Division of Zamboanga Sibugay	2,774,081,000	356,061,000	3,130,142,000
Division of Zamboanga del Norte	3,885,434,000	515,815,000	4,401,249,000

328	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Division of Zamboanga del Sur	3,886,830,000	520,901,000	4,407,731,000

Region X - Northern Mindanao	17,330,384,000	1,986,655,000	19,317,039,000

Division of Bukidnon	4,372,761,000	530,834,000	4,903,595,000
Division of Cagayan de Oro City	1,712,866,000	139,668,000	1,852,534,000
Division of Camiguin	399,662,000	44,839,000	444,501,000
Division of El Salvador City	168,311,000	17,749,000	186,060,000
Division of Gingoog City	584,012,000	67,024,000	651,036,000
Division of Iligan City	1,122,518,000	103,390,000	1,225,908,000
Division of Lanao del Norte	2,299,934,000	297,337,000	2,597,271,000
Division of Malaybalay City	665,494,000	70,163,000	735,657,000
Division of Misamis Occidental	1,533,547,000	222,030,000	1,755,577,000
Division of Misamis Oriental	2,702,293,000	313,597,000	3,015,890,000
Division of Oroquieta City	323,520,000	33,276,000	356,796,000
Division of Ozamiz City	450,275,000	44,685,000	494,960,000
Division of Tangub City	294,579,000	41,816,000	336,395,000
Division of Valencia City	700,612,000	60,247,000	760,859,000

Region XI - Davao	16,890,308,000	1,765,196,000	18,655,504,000

Division of Davao City	4,537,662,000	414,224,000	4,951,886,000
Division of Davao Occidental	1,378,243,000	149,430,000	1,527,673,000
Division of Davao Oriental	1,948,831,000	229,539,000	2,178,370,000
Division of Davao de Oro	2,572,226,000	306,041,000	2,878,267,000
Division of Davao del Norte	1,782,825,000	199,944,000	1,982,769,000
Division of Davao del Sur	1,866,750,000	201,375,000	2,068,125,000
Division of Digos City	532,486,000	48,658,000	581,144,000
Division of Island Garden City of Samal	402,320,000	47,840,000	450,160,000
Division of Mati City	567,715,000	55,262,000	622,977,000
Division of Panabo City	588,874,000	56,875,000	645,749,000
Division of Tagum City	712,376,000	56,008,000	768,384,000

Region XII - SOCCSKSARGEN	14,808,315,000	1,646,364,000	16,454,679,000

Division of Cotabato	4,187,259,000	520,664,000	4,707,923,000
Division of General Santos City	1,643,411,000	145,608,000	1,789,019,000
Division of Kidapawan City	522,199,000	56,523,000	578,722,000
Division of Koronadal City	538,000,000	52,370,000	590,370,000
Division of Sarangani	2,259,227,000	247,050,000	2,506,277,000
Division of South Cotabato	2,735,511,000	294,222,000	3,029,733,000
Division of Sultan Kudarat	2,579,008,000	302,323,000	2,881,331,000
Division of Tacurong City	343,700,000	27,604,000	371,304,000

Region XIII - Caraga	11,606,445,000	1,424,521,000	13,030,966,000

Division of Agusan del Norte	1,251,714,000	144,654,000	1,396,368,000
Division of Agusan del Sur	2,832,218,000	354,307,000	3,186,525,000
Division of Bayugan City	487,862,000	49,846,000	537,708,000
Division of Bislig City	395,145,000	44,399,000	439,544,000
Division of Butuan City	1,201,018,000	111,760,000	1,312,778,000
Division of Cabadbaran City	272,191,000	26,611,000	298,802,000
Division of Dinagat Island	516,350,000	82,781,000	599,131,000
Division of Siargao	656,695,000	92,408,000	749,103,000
Division of Surigao City	552,144,000	61,657,000	613,801,000
Division of Surigao del Norte	983,535,000	130,836,000	1,114,371,000
Division of Surigao del Sur	2,212,900,000	299,668,000	2,512,568,000
Division of Tandag City	244,673,000	25,594,000	270,267,000

JANUARY 5, 2026	OFFICIAL GAZETTE	329
DEPARTMENT OF EDUCATION

Operation of Schools - Junior High School (Grade 7 to Grade 10)	181,031,652,000	16,703,015,000	197,734,667,000

National Capital Region (NCR)	18,732,518,000	1,938,412,000	20,670,930,000

Central Office		621,843,000	621,843,000

Division of Caloocan	2,326,624,000	168,838,000	2,495,462,000

Division Office - Proper	593,586,000	51,957,000	645,543,000
Amparo High School	91,196,000	6,115,000	97,311,000
Baesa High School	63,760,000	4,394,000	68,154,000
Bagong Barrio National High School	91,031,000	5,379,000	96,410,000
Bagong Silang High School	174,935,000	10,620,000	185,555,000
Bagumbong High School (Main)	106,647,000	5,784,000	112,431,000
Caloocan High School	188,926,000	13,352,000	202,278,000
Camarin High School (Main)	217,439,000	16,710,000	234,149,000
Caybiga High School	74,454,000	4,731,000	79,185,000
Deparo High School (Main)	69,428,000	5,183,000	74,611,000
Kalayaan National High School	152,952,000	10,671,000	163,623,000
M.B. Asistio, Sr. High School	98,488,000	5,969,000	104,457,000
M.B. Asistio, Sr. High School Unit 1	44,516,000	4,142,000	48,658,000
Manuel L. Quezon High School	97,277,000	6,714,000	103,991,000
Pangarap High School	46,501,000	2,592,000	49,093,000
Tala High School	176,619,000	11,554,000	188,173,000
Talipapa High School	38,869,000	2,971,000	41,840,000

Division of Las Piñas	1,034,897,000	64,308,000	1,099,205,000

Division Office - Proper	428,487,000	26,979,000	455,466,000
CAA National High School	149,164,000	8,582,000	157,746,000
Golden Acres National High School (Las Piñas National High School - Golden Acres Annex)	90,178,000	6,141,000	96,319,000
Las Piñas East High School (Main)	151,690,000	9,175,000	160,865,000
Las Piñas National High School (Main)	146,686,000	8,678,000	155,364,000
Las Piñas North National High School	68,692,000	4,753,000	73,445,000

Division of Makati	310,818,000	20,504,000	331,322,000

Division Office - Proper		1,442,000	1,442,000
Bangkal High School	54,269,000	3,075,000	57,344,000
General Pio del Pilar National High School	58,641,000	3,782,000	62,423,000
Makati High School	100,516,000	5,077,000	105,593,000
San Antonio National High School	52,489,000	4,329,000	56,818,000
San Isidro National High School	44,903,000	2,799,000	47,702,000

Division of Malabon City	630,612,000	44,750,000	675,362,000

Division Office - Proper	185,171,000	18,280,000	203,451,000
Longos National High School (Malabon National High School - Longos Annex)	51,036,000	4,278,000	55,314,000
Malabon National High School	113,382,000	5,721,000	119,103,000
Panghulo National High School	51,409,000	3,253,000	54,662,000
Potrero National High School	51,750,000	3,042,000	54,792,000
Tañong National High School	30,188,000	1,651,000	31,839,000
Tinajeros National High School	86,600,000	5,204,000	91,804,000
Tugatog National High School	61,076,000	3,321,000	64,397,000

330	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Division of Mandaluyong	587,086,000	36,448,000	623,534,000

Division Office - Proper	209,779,000	16,916,000	226,695,000
Andres Bonifacio Integrated School	48,323,000	3,058,000	51,381,000
Bonifacio Javier National High School	31,143,000	2,082,000	33,225,000
Eulogio Rodriguez Integrated School	46,607,000	3,072,000	49,679,000
Highway Hills Integrated School	45,414,000	3,239,000	48,653,000
Isaac Lopez Integrated School	34,019,000	2,304,000	36,323,000
Jose Fabella Memorial High School	98,317,000	1,749,000	100,066,000
Mandaluyong High School	73,484,000	4,028,000	77,512,000

Division of Manila	2,550,997,000	159,897,000	2,710,894,000

Division Office - Proper	83,818,000	6,653,000	90,471,000
Antonio Maceda Integrated School	57,082,000	3,622,000	60,704,000
Antonio Villegas Vocational High School	59,101,000	3,932,000	63,033,000
Carlos P. Garcia High School	48,939,000	2,587,000	51,526,000
Cayetano Arellano High School	105,170,000	7,544,000	112,714,000
Claro M. Recto High School	44,819,000	2,284,000	47,103,000
Doña Teodora Alonzo High School	51,528,000	2,639,000	54,167,000
Dr. Juan Nolasco High School	87,100,000	5,010,000	92,110,000
Elpidio Quirino High School	62,839,000	2,887,000	65,726,000
Esteban Abada High School	55,165,000	3,428,000	58,593,000
Eulogio Rodriguez Vocational High School (EARIST Vocational HS)	66,046,000	4,209,000	70,255,000
F. G. Calderon Integrated School	77,270,000	4,994,000	82,264,000
Florentino Torres High School (Torres High School)	126,990,000	8,823,000	135,813,000
Gen. Emilio Aguinaldo Integrated School	32,928,000	1,948,000	34,876,000
Gregorio Perfecto High School	68,070,000	4,104,000	72,174,000
I. Villamor High School	66,836,000	4,229,000	71,065,000
Jose Abad Santos High School	118,518,000	8,158,000	126,676,000
Jose P. Laurel High School	68,118,000	3,430,000	71,548,000
Lakan Dula High School	118,017,000	9,018,000	127,035,000
M. Araullo High School (Araullo High School)	131,473,000	7,289,000	138,762,000
Manila High School	49,793,000	3,295,000	53,088,000
Manila Science High School	51,665,000	2,688,000	54,353,000
Manuel A. Roxas High School	93,520,000	6,124,000	99,644,000
Manuel L. Quezon High School	67,587,000	2,938,000	70,525,000
Mariano Marcos Memorial High School	79,117,000	5,403,000	84,520,000
Pres. Sergio Osmeña, Sr. High School	59,443,000	2,560,000	62,003,000
Rajah Soliman Science and Technology High School	93,168,000	5,939,000	99,107,000
Ramon C. Avancena High School	33,717,000	1,826,000	35,543,000
Ramon Magsaysay High School	148,396,000	9,279,000	157,675,000
T. Paez Integrated School	106,203,000	5,593,000	111,796,000
Tondo High School	122,511,000	9,502,000	132,013,000
Valeriano Fugoso Memorial High School	27,428,000	2,373,000	29,801,000
Victoriano Mapa High School	88,622,000	5,589,000	94,211,000

Division of Marikina	823,458,000	55,327,000	878,785,000

Division Office - Proper	365,487,000	26,126,000	391,613,000
Barangka National High School	23,633,000	1,819,000	25,452,000
Fortune High School	55,511,000	4,102,000	59,613,000
Malanday National High School	49,339,000	2,788,000	52,127,000
Marikina High School	99,028,000	5,840,000	104,868,000
Parang High School	87,509,000	5,903,000	93,412,000
Sta. Elena High School	104,133,000	6,519,000	110,652,000

JANUARY 5, 2026	OFFICIAL GAZETTE	331
DEPARTMENT OF EDUCATION

Tañong High School (Marikina High School - Tañong Annex)	38,818,000	2,230,000	41,048,000

Division of Muntinlupa	590,250,000	49,029,000	639,279,000

Division Office - Proper	191,911,000	26,094,000	218,005,000
Muntinlupa Business High School (Pedro E. Diaz High School-Buli Annex)	119,010,000	5,600,000	124,610,000
Muntinlupa National High School	147,690,000	8,281,000	155,971,000
Pedro E. Diaz High School	131,639,000	9,054,000	140,693,000

Division of Navotas City	384,244,000	26,899,000	411,143,000

Division Office - Proper	13,559,000	2,637,000	16,196,000
Kaunlaran High School	99,788,000	6,495,000	106,283,000
Navotas National High School	95,698,000	6,320,000	102,018,000
San Rafael Technological and Vocational High School	33,207,000	1,688,000	34,895,000
San Roque National High School	65,966,000	4,205,000	70,171,000
Tangos National High School	42,278,000	2,681,000	44,959,000
Tanza National High School	33,748,000	2,873,000	36,621,000

Division of Parañaque	864,570,000	68,921,000	933,491,000

Division Office - Proper	511,821,000	40,705,000	552,526,000
Baclaran National High School	31,820,000	1,810,000	33,630,000
Dr. Arcadio Santos National High School (Main)	66,484,000	4,422,000	70,906,000
Parañaque National High School (Main)	254,445,000	21,984,000	276,429,000

Division of Pasay City	611,476,000	36,963,000	648,439,000

Division Office - Proper	83,124,000	6,580,000	89,704,000
Kalayaan National High School	65,583,000	4,232,000	69,815,000
Pasay City East High School	97,690,000	7,663,000	105,353,000
Pasay City National Science High School	25,967,000	1,266,000	27,233,000
Pasay City North High School	42,953,000	2,720,000	45,673,000
Pasay City South High School	83,569,000	4,431,000	88,000,000
Pasay City West High School	119,506,000	8,181,000	127,687,000
Philippine National School for the Blind (Philippine School for the Blind)	27,618,000	551,000	28,169,000
Philippine School for the Deaf	65,466,000	1,339,000	66,805,000

Division of Pasig City	1,199,380,000	91,131,000	1,290,511,000

Division Office - Proper	216,534,000	18,410,000	234,944,000
Eusebio High School (Rizal High School - Rosario)	82,812,000	6,888,000	89,700,000
Kapitolyo High School (Rizal High School - Kapitolyo)	40,044,000	3,081,000	43,125,000
Manggahan High School (Rizal High School - Manggahan Annex)	111,658,000	8,454,000	120,112,000
Pinagbuhatan High School (Rizal High School - Pinagbuhatan)	98,020,000	7,645,000	105,665,000
Rizal Experimental Station & Pilot School of Cottage Industries (RESPSCI)	73,740,000	4,227,000	77,967,000
Rizal High School (Main)	215,573,000	13,187,000	228,760,000
Sagad High School (Rizal High School - Sagad)	63,773,000	5,602,000	69,375,000
San Joaquin / Kalawaan High School	118,217,000	9,345,000	127,562,000

332	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Santolan High School (Rizal High School - Santolan)	71,108,000	4,710,000	75,818,000
Sta. Lucia High School	107,901,000	9,582,000	117,483,000

Division of Quezon City	3,839,589,000	272,745,000	4,112,334,000

Division Office - Proper	80,931,000	14,221,000	95,152,000
Bagong Silangan High School	119,295,000	9,152,000	128,447,000
Balara High School	55,884,000	4,464,000	60,348,000
Balingasa High School	28,373,000	2,542,000	30,915,000
Camp Crame High School	21,108,000	1,537,000	22,645,000
Camp Gen. Emilio Aguinaldo High School	52,335,000	2,914,000	55,249,000
Carlos L. Albert High School	91,156,000	6,119,000	97,275,000
Carlos P. Garcia High School	24,154,000	1,654,000	25,808,000
Commonwealth High School	199,967,000	11,338,000	211,305,000
Corazon C. Aquino National High School	309,257,000	23,865,000	333,122,000
Culiat High School	79,287,000	3,871,000	83,158,000
Don Alejandro Roces, Sr. Science and Technology High School	39,961,000	3,283,000	43,244,000
Don Quintin Paredes High School	14,650,000	1,127,000	15,777,000
Doña Josefa Jara Martinez Vocational High School	39,342,000	3,144,000	42,486,000
Doña Rosario High School	85,590,000	5,522,000	91,112,000
Ernesto Rondon High School (Project 6 High School)	86,465,000	5,920,000	92,385,000
Eulogio Rodriguez, Jr. High School	62,059,000	3,870,000	65,929,000
Flora A. Ylagan High School	41,199,000	3,064,000	44,263,000
Holy Spirit National High School	82,817,000	8,112,000	90,929,000
Ismael Mathay, Sr. High School (GSIS Village High School)	82,717,000	6,651,000	89,368,000
Jose P. Laurel, Sr. High School	47,569,000	2,722,000	50,291,000
Juan Sumulong High School	49,981,000	2,389,000	52,370,000
Judge Feliciano Belmonte, Sr. High School	116,629,000	9,089,000	125,718,000
Judge Juan Luna High School	64,203,000	4,249,000	68,452,000
Justice Cecilia Muñoz-Palma High School	170,339,000	15,761,000	186,100,000
Krus na Ligas High School	50,573,000	3,965,000	54,538,000
Lagro High School (Main)	135,431,000	7,362,000	142,793,000
Maligaya High School	79,389,000	5,782,000	85,171,000
Manuel Roxas High School	44,511,000	3,258,000	47,769,000
Masambong High School	32,598,000	2,408,000	35,006,000
New Era High School	86,227,000	5,609,000	91,836,000
NOH School for the Crippled Children	27,702,000	805,000	28,507,000
North Fairview High School	113,063,000	6,993,000	120,056,000
Novaliches High School (Main)	133,797,000	9,509,000	143,306,000
Ponciano Bernardo High School	25,098,000	1,961,000	27,059,000
Pugad Lawin High School	33,597,000	3,288,000	36,885,000
Quezon City High School	88,043,000	4,726,000	92,769,000
Quezon City Science High School	45,993,000	4,672,000	50,665,000
Quirino High School	87,904,000	5,100,000	93,004,000
Ramon Magsaysay (Cubao) High School	140,458,000	6,236,000	146,694,000
San Bartolome High School	182,879,000	11,409,000	194,288,000
San Francisco High School (Don Mariano Marcos High School)	141,241,000	9,029,000	150,270,000
San Jose High School	21,207,000	1,652,000	22,859,000
Sauyo High School (Pasong Tamo High School)	105,880,000	6,862,000	112,742,000
Sergio Osmeña, Sr. High School (Main)	61,181,000	3,160,000	64,341,000
Sta. Lucia High School	87,627,000	6,862,000	94,489,000
Tandang Sora National High School	69,922,000	5,517,000	75,439,000

JANUARY 5, 2026	OFFICIAL GAZETTE	333
DEPARTMENT OF EDUCATION

Division of San Juan City	96,732,000	7,463,000	104,195,000

Division Office - Proper	16,118,000	3,188,000	19,306,000
San Juan National High School	80,614,000	4,275,000	84,889,000

Division of Taguig and Pateros	1,622,435,000	124,828,000	1,747,263,000

Division Office - Proper	277,969,000	47,116,000	325,085,000
Bagumbayan National High School	84,312,000	6,580,000	90,892,000
Benigno “Ninoy” Aquino High School	134,694,000	9,170,000	143,864,000
Fort Bonifacio High School	192,999,000	9,525,000	202,524,000
Gen. Ricardo G. Papa, Sr. Memorial High School, Main	93,003,000	3,193,000	96,196,000
Makati West High School (Makati Science High School)	33,434,000	1,941,000	35,375,000
Pateros National High School	82,674,000	3,737,000	86,411,000
Pitogo High School	87,955,000	4,970,000	92,925,000
Sen. Renato “Compañero” Cayetano Memorial Science and Technology High School	20,107,000	1,820,000	21,927,000
Signal Village National High School (Signal Village High School)	254,960,000	12,315,000	267,275,000
Taguig National High School	64,532,000	3,931,000	68,463,000
Taguig Science High School	23,502,000	2,035,000	25,537,000
Tipas National High School	46,230,000	4,003,000	50,233,000
Upper Bicutan National High School	114,395,000	7,910,000	122,305,000
Western Bicutan National High School	111,669,000	6,582,000	118,251,000

Division of Valenzuela	1,259,350,000	88,518,000	1,347,868,000

Division Office - Proper	498,825,000	38,090,000	536,915,000
Bignay National High School	61,206,000	5,042,000	66,248,000
Caruhatan National High School	44,644,000	2,596,000	47,240,000
Dalandanan National High School	88,519,000	4,397,000	92,916,000
General T. De Leon National High School	113,857,000	8,415,000	122,272,000
Lawang Bato National High School	61,410,000	4,454,000	65,864,000
Malinta National High School	82,138,000	6,731,000	88,869,000
Mapulang Lupa National High School	40,774,000	2,159,000	42,933,000
Maysan National High School	50,455,000	2,906,000	53,361,000
Parada National High School	35,908,000	2,419,000	38,327,000
Polo National High School	91,862,000	5,576,000	97,438,000
Valenzuela National High School (Main)	89,752,000	5,733,000	95,485,000

Region I - Ilocos	10,556,019,000	836,463,000	11,392,482,000

Division of Alaminos City	192,390,000	15,291,000	207,681,000

Division Office - Proper	43,098,000	4,326,000	47,424,000
Alaminos City National High School	92,745,000	6,377,000	99,122,000
Alos National High School	19,476,000	1,584,000	21,060,000
San Vicente National High School	15,724,000	1,312,000	17,036,000
Telbang National High School	21,347,000	1,692,000	23,039,000

Division of Batac City	77,071,000	7,630,000	84,701,000

Division Office - Proper	16,824,000	2,595,000	19,419,000
Batac National High School	17,216,000	1,491,000	18,707,000
City of Batac National High School Poblacion	43,031,000	3,544,000	46,575,000

334	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Division of Candon City	128,176,000	10,331,000	138,507,000

Division Office - Proper	50,315,000	5,296,000	55,611,000
Candon National High School	77,861,000	5,035,000	82,896,000

Division of Dagupan City	331,176,000	22,165,000	353,341,000

Division Office - Proper	91,493,000	7,278,000	98,771,000
Bonuan Boquig National High School	54,291,000	3,984,000	58,275,000
Dagupan City National High School	142,635,000	8,372,000	151,007,000
Judge Jose de Venecia, Sr. Technical-Vocational Secondary School	42,757,000	2,531,000	45,288,000

Division of Ilocos Norte	837,005,000	70,786,000	907,791,000

Division Office - Proper	227,150,000	27,168,000	254,318,000
Bacarra National Comprehensive High School	63,810,000	4,285,000	68,095,000
Bangui National High School	25,151,000	1,779,000	26,930,000
Burgos Agro-Industrial School	25,617,000	1,933,000	27,550,000
Cadaratan National High School	13,908,000	1,194,000	15,102,000
Caestebanan National High School	9,252,000	792,000	10,044,000
Caribquib National High School	8,064,000	699,000	8,763,000
Catagtaguen National High School	11,502,000	1,384,000	12,886,000
Davila National High School	14,484,000	1,077,000	15,561,000
Dingras National High School & Lt. Edgar Foz Memorial National High School	44,183,000	2,149,000	46,332,000
Dumalneg National High School	8,803,000	879,000	9,682,000
Ilocos Norte Agricultural College	48,548,000	2,994,000	51,542,000
Luzong National High School	15,624,000	1,420,000	17,044,000
Marcos National High School	25,286,000	1,996,000	27,282,000
Nagrebcan National High School	9,915,000	904,000	10,819,000
Nueva Era National High School	15,186,000	1,120,000	16,306,000
Pagsanahan National High School	10,003,000	960,000	10,963,000
Pagudpud National High School	21,658,000	1,470,000	23,128,000
Paoay National High School	25,095,000	2,025,000	27,120,000
Pasaleng National High School	10,765,000	964,000	11,729,000
Piddig National High School	22,366,000	1,866,000	24,232,000
Pinili National High School	25,404,000	1,923,000	27,327,000
San Nicolas National High School	51,971,000	3,113,000	55,084,000
Sarrat National High School	41,063,000	2,339,000	43,402,000
Solsona National High School	29,356,000	1,980,000	31,336,000
Sta. Rosa National High School	19,161,000	1,515,000	20,676,000
Wilbur C. Go National High School	13,680,000	858,000	14,538,000

Division of Ilocos Sur	908,519,000	84,697,000	993,216,000

Division Office - Proper	438,447,000	53,529,000	491,976,000
Burgos National High School	22,624,000	1,535,000	24,159,000
Cabugao National High School	25,487,000	1,746,000	27,233,000
Cervantes National High School	24,709,000	1,842,000	26,551,000
Lussoc National High School	31,538,000	1,848,000	33,386,000
Magsingal National High School	20,644,000	1,647,000	22,291,000
Naglaoa-an National High School	18,719,000	1,193,000	19,912,000
Narvacan National Central High School	66,319,000	4,631,000	70,950,000
San Juan National High School	42,321,000	2,617,000	44,938,000
Santa Maria National High School	42,990,000	2,975,000	45,965,000
Sinait National High School	63,642,000	4,212,000	67,854,000
Suyo National High School	20,300,000	1,388,000	21,688,000

JANUARY 5, 2026	OFFICIAL GAZETTE	335
DEPARTMENT OF EDUCATION

Tagudin National High School	62,960,000	3,533,000	66,493,000
Teodoro Hernaez National High School	27,819,000	2,001,000	29,820,000

Division of La Union	1,333,044,000	115,336,000	1,448,380,000

Division Office - Proper	585,291,000	66,474,000	651,765,000
Aringay National High School	47,681,000	3,503,000	51,184,000
Bacnotan National High School	68,376,000	3,654,000	72,030,000
Castor Z. Concepcion Memorial National High School	38,939,000	2,770,000	41,709,000
Damortis National High School	27,252,000	1,769,000	29,021,000
Don E. De Guzman Memorial National High School	75,095,000	4,428,000	79,523,000
Don Eufemio F. Eriguel Memorial National High School	60,129,000	3,265,000	63,394,000
Doña Francisca Lacsamana Viuda de Ortega Memorial National High School	58,446,000	3,077,000	61,523,000
Luna National High School	44,731,000	2,435,000	47,166,000
Naguilian National High School	66,640,000	3,823,000	70,463,000
President Elpidio Quirino National High School	42,085,000	2,479,000	44,564,000
Regional Science High School, La Union	16,096,000	3,284,000	19,380,000
Rosario Integrated School	62,838,000	4,435,000	67,273,000
San Gabriel Vocational High School	20,422,000	1,693,000	22,115,000
San Juan National High School	30,233,000	1,930,000	32,163,000
Sto. Rosario National High School	24,573,000	1,810,000	26,383,000
Sto. Tomas National High School	35,262,000	2,535,000	37,797,000
Tubao National High School	28,955,000	1,972,000	30,927,000

Division of Laoag City	242,446,000	18,534,000	260,980,000

Division Office - Proper	16,481,000	3,807,000	20,288,000
Gabu National High School	18,473,000	1,342,000	19,815,000
Ilocos Norte College of Arts and Trades	85,115,000	5,798,000	90,913,000
Ilocos Norte National High School	101,364,000	6,438,000	107,802,000
Ilocos Norte Regional School of Fisheries	21,013,000	1,149,000	22,162,000

Division of Pangasinan I	2,891,635,000	218,567,000	3,110,202,000

Division Office - Proper	1,156,062,000	106,265,000	1,262,327,000
Agno National High School	41,277,000	2,365,000	43,642,000
Anda National High School	23,629,000	1,378,000	25,007,000
Balingasay National High School	16,205,000	1,388,000	17,593,000
Bangan Oda National High School	13,479,000	1,089,000	14,568,000
Bani National High School (San Jose)	22,009,000	1,531,000	23,540,000
Basista National High School	60,378,000	3,866,000	64,244,000
Bayambang National High School (Bayambang)	137,137,000	9,012,000	146,149,000
Binabalian National High School	19,638,000	1,686,000	21,324,000
Binmaley School of Fisheries (Pangasinan College of Fisheries)	47,368,000	3,009,000	50,377,000
Bolinao School of Fisheries	25,007,000	1,266,000	26,273,000
Bued National High School	32,776,000	1,650,000	34,426,000
Burgos National High School	32,501,000	2,231,000	34,732,000
Calasiao Comprehensive National High School	118,922,000	9,496,000	128,418,000
Camaley National High School	22,372,000	1,528,000	23,900,000
Dacap Norte National High School	27,705,000	1,812,000	29,517,000
Daniel Maramba National High School	90,175,000	5,204,000	95,379,000
Dulag National High School	28,602,000	1,994,000	30,596,000
Dumpay National High School	25,644,000	1,587,000	27,231,000
Eguia National High School	22,335,000	1,306,000	23,641,000
Enrico T. Prado National High School	29,431,000	1,706,000	31,137,000

336	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Estanza National High School	21,299,000	1,443,000	22,742,000
Irene Rayos Ombac National High School	39,375,000	1,980,000	41,355,000
Labrador National High School	43,215,000	3,028,000	46,243,000
Lasip National High School	25,017,000	1,812,000	26,829,000
Luna National High School	15,846,000	1,298,000	17,144,000
Macarang National High School	30,004,000	1,928,000	31,932,000
Malasiqui National High School	89,182,000	5,513,000	94,695,000
Mangatarem National High School	93,687,000	5,792,000	99,479,000
Mapandan National High School	56,731,000	4,098,000	60,829,000
Olea National High School	20,152,000	1,388,000	21,540,000
Pangasinan National High School	140,488,000	7,670,000	148,158,000
Pangasinan School of Arts and Trades	63,839,000	4,162,000	68,001,000
Parayao National High School	30,153,000	1,722,000	31,875,000
Payas National High School	17,426,000	1,484,000	18,910,000
Pilar National High School	20,067,000	1,422,000	21,489,000
Polong National High School	49,978,000	3,108,000	53,086,000
Salomague National High School	22,663,000	1,366,000	24,029,000
Sual National High School	54,079,000	3,353,000	57,432,000
Tococ National High School	20,737,000	1,473,000	22,210,000
Urbiztondo National High School	27,925,000	1,894,000	29,819,000
Zaragoza National High School	17,120,000	1,264,000	18,384,000

Division of Pangasinan II	2,453,336,000	182,223,000	2,635,559,000

Division Office - Proper	812,167,000	78,687,000	890,854,000
Alejandro F. Oligan National High School	15,128,000	1,365,000	16,493,000
Amamperez Agro-Industrial High School	11,366,000	1,082,000	12,448,000
Angela Valdez Ramos National High School	32,681,000	1,785,000	34,466,000
Antonio P. Villar National High School	25,657,000	1,844,000	27,501,000
Arboleda National High School	17,730,000	1,363,000	19,093,000
Artacho National High School	18,931,000	1,137,000	20,068,000
Balungao National High School	28,720,000	2,222,000	30,942,000
Bautista National High School	54,726,000	3,746,000	58,472,000
Benigno V. Aldana National High School	85,738,000	4,857,000	90,595,000
Bobonan National High School	13,978,000	1,096,000	15,074,000
Cabilaoan Agro-Industrial High School	15,830,000	1,221,000	17,051,000
Cipriano Primicias Memorial National High School	36,356,000	2,347,000	38,703,000
David National High School	16,514,000	1,222,000	17,736,000
Don Ramon E. Costales Memorial National High School	83,805,000	5,037,000	88,842,000
Eastern Pangasinan Agricultural College	49,038,000	2,914,000	51,952,000
Guiling-Coliling National High School	20,470,000	1,276,000	21,746,000
Juan G. Macaraeg National High School	88,623,000	4,784,000	93,407,000
Laoac National High School	32,167,000	2,232,000	34,399,000
Lobong National High School	26,636,000	1,907,000	28,543,000
Luciano Millan National High School	54,662,000	2,988,000	57,650,000
Mabilao National High School	22,002,000	1,875,000	23,877,000
Manaoag National High School	102,505,000	5,954,000	108,459,000
Mangaldan National High School	160,196,000	9,301,000	169,497,000
Mataas na Paaralang Juan C. Laya	62,381,000	3,241,000	65,622,000
Natividad National High School	18,371,000	1,734,000	20,105,000
Pindangan National High School, Alcala	20,705,000	1,149,000	21,854,000
Rosales National High School	109,244,000	6,774,000	116,018,000
San Fabian National High School	89,569,000	5,668,000	95,237,000
San Jacinto National High School	67,408,000	4,204,000	71,612,000
San Nicolas East National High School	24,547,000	1,620,000	26,167,000
San Quintin National High School	43,864,000	3,334,000	47,198,000
Tayug National High School	95,056,000	5,799,000	100,855,000

JANUARY 5, 2026	OFFICIAL GAZETTE	337
DEPARTMENT OF EDUCATION

Toboy National High School	16,785,000	1,159,000	17,944,000
Umingan National High School	79,780,000	5,299,000	85,079,000

Division of San Carlos City	418,852,000	32,972,000	451,824,000

Division Office - Proper	184,383,000	16,368,000	200,751,000
Abanon National High School	34,744,000	1,996,000	36,740,000
Pangalangan National High School	24,117,000	1,725,000	25,842,000
Speaker Eugenio Perez National Agricultural School	111,727,000	7,575,000	119,302,000
Tandoc National High School	30,821,000	2,603,000	33,424,000
Turac National High School	33,060,000	2,705,000	35,765,000

Division of San Fernando City	194,509,000	16,776,000	211,285,000

Division Office - Proper	65,665,000	10,446,000	76,111,000
La Union National High School	128,844,000	6,330,000	135,174,000

Division of Urdaneta City	355,886,000	27,908,000	383,794,000

Division Office - Proper	175,085,000	16,383,000	191,468,000
Badipa National High School	24,482,000	1,713,000	26,195,000
Lananpin National High School	21,492,000	1,836,000	23,328,000
Palina East National High School	22,800,000	1,572,000	24,372,000
Urdaneta City National High School	112,027,000	6,404,000	118,431,000

Division of Vigan City	191,974,000	13,247,000	205,221,000

Division Office - Proper	27,155,000	2,643,000	29,798,000
Ilocos Sur National High School	164,819,000	10,604,000	175,423,000

Cordillera Administrative Region (CAR)	3,705,513,000	347,782,000	4,053,295,000

Division of Abra	464,241,000	44,736,000	508,977,000

Division Office - Proper	270,588,000	31,879,000	302,467,000
Abra High School	63,313,000	4,608,000	67,921,000
Cristina B. Gonzales Memorial High School	31,556,000	1,741,000	33,297,000
Manabo National High School	20,579,000	1,701,000	22,280,000
Mataragan National Agricultural School	11,457,000	790,000	12,247,000
Northern Abra National High School	27,771,000	1,630,000	29,401,000
Pilar Rural High School	23,258,000	1,222,000	24,480,000
Western Abra National High School	15,719,000	1,165,000	16,884,000

Division of Apayao	291,426,000	33,175,000	324,601,000

Division Office - Proper	231,092,000	29,408,000	260,500,000
Apayao National Industrial and Agricultural High School	22,727,000	955,000	23,682,000
Conner Central National High School	16,453,000	1,281,000	17,734,000
Flora National High School	21,154,000	1,531,000	22,685,000

Division of Baguio City	612,202,000	44,651,000	656,853,000

Division Office - Proper	153,578,000	19,956,000	173,534,000
Baguio City National High School	215,071,000	10,112,000	225,183,000
Guisad Valley National High School	33,753,000	2,452,000	36,205,000
Irisan National High School	38,980,000	2,783,000	41,763,000

338	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Magsaysay National High School	37,325,000	1,797,000	39,122,000
Mil-an National High School	28,035,000	2,239,000	30,274,000
Pines City National High School	85,808,000	4,022,000	89,830,000
Roxas National High School	19,652,000	1,290,000	20,942,000

Division of Benguet	840,463,000	81,244,000	921,707,000

Division Office - Proper	415,233,000	54,551,000	469,784,000
Alejo M. Pacalso Memorial National High School	25,121,000	2,142,000	27,263,000
Ampusongan National High School	13,209,000	800,000	14,009,000
Atok National High School	22,699,000	940,000	23,639,000
Benguet National High School	84,107,000	5,137,000	89,244,000
Bokod National High School	10,980,000	1,260,000	12,240,000
Buguias National High School	12,213,000	893,000	13,106,000
Governor Bado Dangwa Agro-Industrial School	38,810,000	1,744,000	40,554,000
Kamora National High School	18,438,000	1,107,000	19,545,000
Kibungan National High School	17,701,000	1,000,000	18,701,000
La Trinidad National High School	17,769,000	1,730,000	19,499,000
Lepanto National High School	29,745,000	1,674,000	31,419,000
Loo National High School	28,824,000	2,052,000	30,876,000
Mankayan National High School	27,459,000	1,257,000	28,716,000
Tuba National High School, Nangalisan	25,530,000	1,244,000	26,774,000
Tublay School of Home Industries	52,625,000	3,713,000	56,338,000

Division of Ifugao	374,945,000	37,359,000	412,304,000

Division Office - Proper	231,952,000	28,968,000	260,920,000
Banaue National High School	15,841,000	852,000	16,693,000
Hapid National High School	22,069,000	868,000	22,937,000
Hingyon National High School	13,543,000	778,000	14,321,000
Lawig National High School	21,878,000	1,344,000	23,222,000
Mayoyao National High School	12,723,000	802,000	13,525,000
Namillangan National High School	16,483,000	1,167,000	17,650,000
Sta. Maria National High School	40,456,000	2,580,000	43,036,000

Division of Kalinga	297,024,000	27,410,000	324,434,000

Division Office - Proper	205,620,000	23,121,000	228,741,000
Balbalan Agricultural and Industrial School	20,204,000	991,000	21,195,000
Pinukpuk Vocational School	29,058,000	1,121,000	30,179,000
Rizal National School of Arts and Trades	23,848,000	1,455,000	25,303,000
Tanudan Vocational School	18,294,000	722,000	19,016,000

Division of Mt. Province	531,929,000	51,988,000	583,917,000

Division Office - Proper	342,875,000	40,777,000	383,652,000
Antadao National High School	8,222,000	777,000	8,999,000
Bacarri National Trade-Agricultural High School	13,790,000	762,000	14,552,000
Barlig National Agricultural and Vocational High School	19,155,000	672,000	19,827,000
Guinzadan National High School	16,981,000	1,051,000	18,032,000
Mountain Province General Comprehensive High School	46,188,000	2,052,000	48,240,000
Natonin National High School	11,103,000	842,000	11,945,000
Panabungen School of Arts, Trades and Home Industries	7,252,000	657,000	7,909,000
Paracelis Technical and Vocational High School	26,527,000	1,745,000	28,272,000
Serapio Gawan National High School	14,697,000	1,375,000	16,072,000

JANUARY 5, 2026	OFFICIAL GAZETTE	339
DEPARTMENT OF EDUCATION

Tadian School of Arts and Trades	25,139,000	1,278,000	26,417,000

Division of Tabuk City	293,283,000	27,219,000	320,502,000

Division Office - Proper	131,776,000	17,504,000	149,280,000
Kalinga National High School	55,621,000	2,611,000	58,232,000
Tabuk City National High School	91,551,000	6,074,000	97,625,000
Tuga National High School	14,335,000	1,030,000	15,365,000

Region II - Cagayan Valley	7,159,780,000	625,782,000	7,785,562,000

Division of Batanes	117,944,000	7,540,000	125,484,000

Division Office - Proper	39,314,000	3,602,000	42,916,000
Batanes National Science High School (Batanes National High School)	34,799,000	1,941,000	36,740,000
Itbayat National Agricultural High School	21,194,000	985,000	22,179,000
Sabtang National School of Fisheries	22,637,000	1,012,000	23,649,000

Division of Cagayan	2,114,816,000	179,626,000	2,294,442,000

Division Office - Proper	1,292,815,000	127,586,000	1,420,401,000
Abulug National Rural and Vocational High School	24,048,000	1,273,000	25,321,000
Abulug School of Fisheries	20,170,000	1,157,000	21,327,000
Alcala Rural School	19,349,000	1,235,000	20,584,000
Allacapan Vocational High School	44,739,000	3,118,000	47,857,000
Amulung National High School	31,936,000	2,343,000	34,279,000
Aparri School of Arts and Trades	39,024,000	3,385,000	42,409,000
Baggao National Agricultural School	38,485,000	1,977,000	40,462,000
Ballesteros National High School	51,765,000	4,105,000	55,870,000
Bukig National Agricultural and Technical School	31,473,000	2,095,000	33,568,000
Camalaniugan High School	53,565,000	3,574,000	57,139,000
Claveria Rural and Vocational School	21,648,000	1,070,000	22,718,000
Claveria School of Arts and Trades	43,519,000	2,405,000	45,924,000
Enrile Vocational High School	46,877,000	2,556,000	49,433,000
Gattaran National Trade School	38,304,000	2,796,000	41,100,000
Itawes National Agriculture and Technological School	34,680,000	1,314,000	35,994,000
Pamplona National School of Fisheries	23,753,000	1,273,000	25,026,000
Peñablanca National High School	39,896,000	2,555,000	42,451,000
Sanchez Mira School of Arts and Trades	35,950,000	2,402,000	38,352,000
Solana Fresh Water and Fisheries School	33,281,000	1,678,000	34,959,000
Sta. Ana Fishery National High School	33,946,000	2,601,000	36,547,000
Tuao Vocational and Technical School	32,045,000	1,918,000	33,963,000
Vicente D. Trinidad National High School	34,950,000	2,433,000	37,383,000
Western Cagayan School of Arts and Trades	48,598,000	2,777,000	51,375,000

Division of Cauayan City	256,328,000	25,368,000	281,696,000

Division Office - Proper	120,404,000	15,690,000	136,094,000
Cauayan City National High School	119,721,000	8,051,000	127,772,000
Cauayan City Science and Technology High School	16,203,000	1,627,000	17,830,000

Division of Ilagan City	320,534,000	24,841,000	345,375,000

Division Office - Proper	114,312,000	12,507,000	126,819,000

340	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Ilagan West National High School	18,662,000	1,317,000	19,979,000
Isabela National High School	112,030,000	5,865,000	117,895,000
Isabela School of Arts and Trades	58,091,000	3,669,000	61,760,000
San Antonio Agricultural High School	17,439,000	1,483,000	18,922,000

Division of Isabela	2,455,264,000	217,699,000	2,672,963,000

Division Office - Proper	1,011,572,000	116,991,000	1,128,563,000
Addalam Region High School	10,099,000	682,000	10,781,000
Alfreda Albano National High School	29,167,000	1,975,000	31,142,000
Alicia National High School, Paddad	50,276,000	3,778,000	54,054,000
Angadanan High School	21,763,000	1,848,000	23,611,000
Benito Soliven National High School	26,766,000	2,222,000	28,988,000
Burgos National High School	16,100,000	1,489,000	17,589,000
Cabatuan National High School - Main	37,327,000	3,166,000	40,493,000
Cagasat High School	19,091,000	1,373,000	20,464,000
Calanigan National High School	17,664,000	1,398,000	19,062,000
Callang National High School - Main	31,465,000	2,140,000	33,605,000
Delfin Albano High School (Main)	68,684,000	3,552,000	72,236,000
Dibuluan National High School	17,566,000	1,220,000	18,786,000
Don Mariano Marcos National High School	26,783,000	1,814,000	28,597,000
Doña Aurora National High School - Main	74,918,000	4,804,000	79,722,000
Gamu Agri-Fishery School	50,361,000	2,710,000	53,071,000
Isabela School of Fisheries	26,010,000	991,000	27,001,000
Jones Rural School	54,672,000	3,191,000	57,863,000
Lalauanan High School	22,706,000	1,356,000	24,062,000
Luna National High School	27,525,000	2,200,000	29,725,000
Mabini National High School	17,466,000	1,542,000	19,008,000
Muñoz National High School - Main	26,846,000	2,059,000	28,905,000
Naguilian National High School	31,080,000	2,826,000	33,906,000
Palanan National High School	17,951,000	1,698,000	19,649,000
Quezon National High School - Main	26,150,000	2,132,000	28,282,000
Quirino National High School - Main	23,674,000	2,050,000	25,724,000
Ramon National High School	31,157,000	1,667,000	32,824,000
Raniag High School	39,458,000	2,894,000	42,352,000
Regional Science High School (Tumauini National High School - NSEC Regional Science High School)	18,668,000	3,311,000	21,979,000
Reina Mercedes Vocational and Industrial School	53,482,000	3,426,000	56,908,000
Rizal Region National High School, Alicia, Isabela	18,187,000	1,579,000	19,766,000
Roxas National High School	61,843,000	4,329,000	66,172,000
Salinungan National High School	34,202,000	2,402,000	36,604,000
San Agustin National High School	15,169,000	948,000	16,117,000
San Antonio National High School, Delfin Albano	22,102,000	1,795,000	23,897,000
San Isidro National High School	32,989,000	2,424,000	35,413,000
San Jose National High School	19,700,000	1,666,000	21,366,000
San Mariano National High School - Main	54,158,000	2,484,000	56,642,000
San Mateo Vocational and Industrial High School	43,495,000	2,576,000	46,071,000
San Pablo National High School	25,507,000	1,458,000	26,965,000
Sandiat National High School	19,548,000	1,405,000	20,953,000
Santa Maria National High School - Main	33,320,000	2,477,000	35,797,000
St. Paul Vocational and Industrial High School	28,673,000	1,701,000	30,374,000
Sto. Tomas National High School	44,614,000	2,460,000	47,074,000
Tumauini National High School	46,645,000	3,224,000	49,869,000
Ugad High School	28,665,000	2,266,000	30,931,000

JANUARY 5, 2026	OFFICIAL GAZETTE	341
DEPARTMENT OF EDUCATION

Division of Nueva Vizcaya	876,046,000	77,839,000	953,885,000

Division Office - Proper	315,066,000	38,709,000	353,775,000
Alfonso Castañeda National High School	17,547,000	1,210,000	18,757,000
Aritao National High School	47,352,000	3,749,000	51,101,000
Bagabag National High School	39,150,000	2,605,000	41,755,000
Bambang National High School	67,191,000	4,333,000	71,524,000
Bintawan National High School	36,017,000	2,480,000	38,497,000
Bonfal National High School	17,926,000	1,655,000	19,581,000
Diadi National High School	34,804,000	2,610,000	37,414,000
Dupax del Sur National High School	19,016,000	1,365,000	20,381,000
Kasibu National Agricultural School	25,818,000	2,152,000	27,970,000
Lamo National High School	28,961,000	1,628,000	30,589,000
Nansiakan National High School	14,373,000	782,000	15,155,000
Nueva Vizcaya General Comprehensive High School	82,622,000	5,525,000	88,147,000
Quezon National High School	31,587,000	1,846,000	33,433,000
Salinas National High School	9,985,000	873,000	10,858,000
Solano High School	70,013,000	5,051,000	75,064,000
Uddiawan National High School	18,618,000	1,266,000	19,884,000

Division of Quirino	485,126,000	43,580,000	528,706,000

Division Office - Proper	238,474,000	26,673,000	265,147,000
Cabarroguis National School of Arts and Trades	32,358,000	2,331,000	34,689,000
Diffun National High School	53,175,000	3,654,000	56,829,000
Maddela Comprehensive High School	46,502,000	2,953,000	49,455,000
Pinaripad National High School	22,958,000	1,630,000	24,588,000
Quirino General High School, Main Campus	40,762,000	2,475,000	43,237,000
Saguday National High School	33,016,000	2,474,000	35,490,000
Victoria High School (Aglipay National High School - Victoria Annex)	17,881,000	1,390,000	19,271,000

Division of Santiago City	214,410,000	21,615,000	236,025,000

Division Office - Proper	41,021,000	9,926,000	50,947,000
Cabulay High School	18,734,000	1,196,000	19,930,000
Divisoria High School	31,120,000	1,907,000	33,027,000
Rizal National High School	36,801,000	2,353,000	39,154,000
Santiago City National High School	86,734,000	6,233,000	92,967,000

Division of Tuguegarao City	319,312,000	27,674,000	346,986,000

Division Office - Proper	76,332,000	12,198,000	88,530,000
Cagayan National High School	193,822,000	11,992,000	205,814,000
Gosi National High School	18,151,000	1,388,000	19,539,000
Linao National High School	31,007,000	2,096,000	33,103,000

Region III - Central Luzon	19,397,671,000	1,692,527,000	21,090,198,000

Division of Angeles City	672,859,000	52,332,000	725,191,000

Division Office - Proper	187,790,000	22,378,000	210,168,000
Angeles City National High School	112,837,000	8,305,000	121,142,000
Angeles City National Trade School	110,408,000	6,513,000	116,921,000
Angeles City Science High School	17,599,000	1,790,000	19,389,000
Bonifacio V. Romero High School	37,225,000	2,564,000	39,789,000
Francisco G. Nepomuceno Memorial High School	129,744,000	6,916,000	136,660,000
Rafael L. Lazatin Memorial High School	77,256,000	3,866,000	81,122,000

342	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Division of Aurora	607,254,000	49,740,000	656,994,000

Division Office - Proper	231,798,000	26,178,000	257,976,000
Aurora National High School	31,095,000	1,313,000	32,408,000
Baler National High School	41,629,000	3,195,000	44,824,000
Casiguran National High School	25,442,000	1,598,000	27,040,000
Dilasag National High School	21,675,000	1,324,000	22,999,000
Dingalan National High School	24,369,000	1,929,000	26,298,000
Ditumabo National High School	21,626,000	1,424,000	23,050,000
E.C. Ronquillo Memorial High School (Quirino National High School)	27,369,000	1,383,000	28,752,000
Ibona National High School	22,498,000	1,214,000	23,712,000
J.C. Angara Memorial National High School (Dinalungan National High School)	20,720,000	1,817,000	22,537,000
Lual National High School	30,840,000	1,845,000	32,685,000
Ma. Aurora National High School	28,495,000	1,781,000	30,276,000
Manggitahan National High School	20,990,000	1,059,000	22,049,000
Mucdol National High School	30,832,000	2,002,000	32,834,000
San Luis National High School	27,876,000	1,678,000	29,554,000

Division of Balanga City	222,513,000	21,557,000	244,070,000

Division Office - Proper	15,300,000	6,672,000	21,972,000
Bataan National High School	149,531,000	10,682,000	160,213,000
City of Balanga National High School	57,682,000	4,203,000	61,885,000

Division of Baliwag City	196,750,000	16,237,000	212,987,000

Division Office - Proper	14,790,000	2,611,000	17,401,000
Mariano Ponce National High School	90,087,000	5,055,000	95,142,000
Sto. Nino High School	23,430,000	2,458,000	25,888,000
Sullivan National High School	28,349,000	2,528,000	30,877,000
Virgen De La Flores High School	40,094,000	3,585,000	43,679,000

Division of Bataan	1,225,856,000	134,186,000	1,360,042,000

Division Office - Proper	277,279,000	41,659,000	318,938,000
B. Camacho National High School	52,142,000	4,260,000	56,402,000
Balsik National High School	34,471,000	2,110,000	36,581,000
Bataan High School for the Arts	39,554,000	31,172,000	70,726,000
Bataan School of Fisheries	53,791,000	2,954,000	56,745,000
E.C. Bernabe National High School	32,653,000	2,668,000	35,321,000
Hermosa National High School	45,280,000	3,438,000	48,718,000
Jose C. Payumo, Jr. Memorial High School (Dinalupihan National High School)	39,152,000	2,569,000	41,721,000
Justice Emilio Angeles Gancayco Memorial High School (Orion High School)	41,185,000	2,725,000	43,910,000
Lamao National High School	40,341,000	2,836,000	43,177,000
Limay National High School	81,149,000	4,938,000	86,087,000
Luakan National High School	54,663,000	3,008,000	57,671,000
Magsaysay Integrated School	31,672,000	2,227,000	33,899,000
Mariveles National High School, Cabcaben	63,241,000	4,257,000	67,498,000
Mariveles National High School, Poblacion	92,154,000	6,173,000	98,327,000
Morong National High School	43,970,000	3,242,000	47,212,000
Orani National High School (resettlement school)	68,042,000	4,586,000	72,628,000
Pablo Roman National High School	59,186,000	4,116,000	63,302,000
Pagalanggang High School	42,402,000	2,907,000	45,309,000
Samal National High School	33,529,000	2,341,000	35,870,000

JANUARY 5, 2026	OFFICIAL GAZETTE	343
DEPARTMENT OF EDUCATION

Division of Bulacan	3,231,870,000	273,932,000	3,505,802,000

Division Office - Proper	293,160,000	52,867,000	346,027,000
Aguinaldo J. Santos National High School	29,640,000	2,375,000	32,015,000
Alexis G. Santos National High School	46,573,000	3,955,000	50,528,000
Angat National High School	11,450,000	1,473,000	12,923,000
Assemblywoman Felicita G. Bernardino Memorial Trade School	173,307,000	10,761,000	184,068,000
Bajet-Castillo High School	58,573,000	4,627,000	63,200,000
Balagtas National Agricultural High School	69,524,000	4,372,000	73,896,000
Bambang National High School (Iluminada Mendoza-Roxas)	17,098,000	1,854,000	18,952,000
Binagbag National High School	15,699,000	1,593,000	17,292,000
Bunsuran National High School	63,882,000	5,782,000	69,664,000
Bunsuran National High School Annex (Masagana High School)	17,445,000	2,052,000	19,497,000
Calawitan National High School	13,314,000	1,582,000	14,896,000
Calawitan National High School Annex (Akle High School)	13,582,000	1,871,000	15,453,000
Calumpit National High School	64,245,000	4,467,000	68,712,000
Cambaog National High School	21,076,000	2,055,000	23,131,000
Caniogan High School	15,926,000	1,664,000	17,590,000
Carlos F. Gonzales High School (Maguinao Cruz Na Daan NHS)	81,667,000	6,379,000	88,046,000
Catmon National High School	41,676,000	5,656,000	47,332,000
Dampol 1st National High School	26,983,000	2,537,000	29,520,000
Dampol 2nd National High School	36,463,000	2,736,000	39,199,000
Dampol 2nd National High School Annex (Sta. Lucia)	36,850,000	2,412,000	39,262,000
Dampol 2nd National High School Annex (Sta. Peregrina)	34,279,000	2,521,000	36,800,000
Doña Candelaria Duque Meneses High School	26,423,000	1,656,000	28,079,000
Dr. Felipe de Jesus High School	45,243,000	3,554,000	48,797,000
Engr. Virgilio V. Dionisio Memorial School	25,056,000	2,807,000	27,863,000
Felizardo C. Lipana Memorial High School (Sta. Rita High School)	48,595,000	2,918,000	51,513,000
Fortunato F. Halili National Agricultural School	70,522,000	4,124,000	74,646,000
Frances High School	30,455,000	2,251,000	32,706,000
FVR National High School - Tigbe	36,583,000	2,304,000	38,887,000
Guiguinto National Vocational High School	123,282,000	6,309,000	129,591,000
Iba National High School	37,710,000	3,110,000	40,820,000
Jaime J. Vistan High School	16,150,000	1,565,000	17,715,000
John J. Russel Memorial High School (Sibul National High School)	40,834,000	3,875,000	44,709,000
Jose J. Mariano Memorial High School	22,315,000	1,832,000	24,147,000
Julian B. Sumbillo High School	16,935,000	1,984,000	18,919,000
Laura de Leon Halili High School	20,121,000	1,938,000	22,059,000
Lolomboy National High School	57,971,000	2,982,000	60,953,000
Maronquillo National High School	17,608,000	1,550,000	19,158,000
Mayor Ramon Trillana Memorial High School (Iba National High School - Hagonoy High School)	69,197,000	4,598,000	73,795,000
Mayor Ramon Trillana Memorial High School (Iba National High School) - San Pedro	75,379,000	5,331,000	80,710,000
Minuyan National High School	47,830,000	4,717,000	52,547,000
North Hills Village High School	33,092,000	2,819,000	35,911,000
Norzagaray National High School	61,095,000	3,921,000	65,016,000
Obando National High School	51,853,000	3,525,000	55,378,000
Obando School of Fisheries	13,182,000	718,000	13,900,000

344	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Parada National High School	79,695,000	6,025,000	85,720,000
Partida High School	20,537,000	1,997,000	22,534,000
Prenza National High School	120,328,000	8,560,000	128,888,000
President Diosdado P. Macapagal Memorial High School	30,669,000	2,785,000	33,454,000
Pulong Buhangin National High School	97,537,000	6,696,000	104,233,000
Salapungan National High School	15,304,000	1,509,000	16,813,000
San Francisco Xavier High School	28,055,000	1,790,000	29,845,000
San Ildefonso National High School	72,995,000	4,818,000	77,813,000
San Miguel National High School	159,119,000	11,004,000	170,123,000
San Rafael National Trade School	35,460,000	2,867,000	38,327,000
San Roque National High School (Kapitangan National High School Annex - San Roque)	40,958,000	3,035,000	43,993,000
Sta. Maria National High School (Sta. Maria Agro-Industrial High School)	53,353,000	3,525,000	56,878,000
Sta. Monica National High School	47,512,000	2,664,000	50,176,000
Taal High School	59,487,000	5,115,000	64,602,000
Taliptip National High School	27,106,000	1,441,000	28,547,000
Tiaong National High School	16,357,000	1,506,000	17,863,000
Vedasto R. Santiago High School	58,023,000	4,282,000	62,305,000
Virginia Ramirez Cruz National High School	99,532,000	8,334,000	107,866,000

Division of Cabanatuan City	342,404,000	38,438,000	380,842,000

Division Office - Proper	50,367,000	18,757,000	69,124,000
Camp Tinio National High School	50,743,000	3,671,000	54,414,000
Cesar E. Vergara Memorial High School	20,031,000	1,671,000	21,702,000
Eastern Cabu National High School	26,949,000	2,344,000	29,293,000
Honorato C. Perez, Sr. Memorial Science High School (Cabanatuan City Science High School)	31,263,000	2,175,000	33,438,000
Marciano del Rosario National High School	52,358,000	3,302,000	55,660,000
Mayapyap National High School	45,198,000	2,819,000	48,017,000
San Josef National High School	65,495,000	3,699,000	69,194,000

Division of Gapan City	267,938,000	21,541,000	289,479,000

Division Office - Proper	29,876,000	4,832,000	34,708,000
Cristina David Pascual National High School	18,919,000	1,412,000	20,331,000
Juan R. Liwag Memorial National High School	127,411,000	8,554,000	135,965,000
San Nicolas High School	26,787,000	1,816,000	28,603,000
San Roque National High School	34,021,000	2,555,000	36,576,000
Sta. Cruz National High School	30,924,000	2,372,000	33,296,000

Division of Mabalacat City	461,659,000	38,220,000	499,879,000

Division Office - Proper	136,794,000	14,966,000	151,760,000
Camachiles National High School (Sapang Biabas High School - resettlement school)	64,453,000	4,500,000	68,953,000
Dona Asuncion Lee Integrated School	65,122,000	5,576,000	70,698,000
Mabalacat Community High School	40,475,000	2,307,000	42,782,000
Mabalacat National High School	50,829,000	3,337,000	54,166,000
Madapdap Resettlement High School	49,125,000	4,018,000	53,143,000
Mauaque High School (resettlement school)	54,861,000	3,516,000	58,377,000

Division of Malolos City	443,540,000	33,440,000	476,980,000

Division Office - Proper	180,903,000	17,859,000	198,762,000
Bulihan National High School	24,084,000	1,660,000	25,744,000

JANUARY 5, 2026	OFFICIAL GAZETTE	345
DEPARTMENT OF EDUCATION

Malolos Marine Fishery School and Laboratory	41,503,000	2,600,000	44,103,000
Marcelo H. Del Pilar National High School	197,050,000	11,321,000	208,371,000

Division of Meycauayan City	189,960,000	21,547,000	211,507,000

Division Office - Proper	45,272,000	12,817,000	58,089,000
Bancal Integrated School	41,525,000	2,194,000	43,719,000
Meycauayan National High School	103,163,000	6,536,000	109,699,000

Division of Muñoz Science City	191,955,000	15,098,000	207,053,000

Division Office - Proper	37,853,000	4,805,000	42,658,000
Muñoz National High School	122,082,000	7,782,000	129,864,000
Muñoz National High School Annex	32,020,000	2,511,000	34,531,000

Division of Nueva Ecija	2,790,623,000	241,999,000	3,032,622,000

Division Office - Proper	580,394,000	87,955,000	668,349,000
Agbannawag National High School	15,457,000	1,368,000	16,825,000
Aliaga National High School	64,028,000	4,153,000	68,181,000
Bartolome Sangalang National High School	69,514,000	6,223,000	75,737,000
Bicos National High School	15,781,000	1,271,000	17,052,000
Bongabon National High School	111,330,000	6,538,000	117,868,000
Cabiao National High School	115,878,000	7,205,000	123,083,000
Cabucbucan National High School	16,529,000	1,312,000	17,841,000
Calaba National High School	23,164,000	1,604,000	24,768,000
Canaan East National High School	17,483,000	1,261,000	18,744,000
Carmen National High School	19,657,000	1,844,000	21,501,000
Carranglan National High School	25,854,000	2,270,000	28,124,000
Cuyapo National High School	48,816,000	2,853,000	51,669,000
Digdig High School	18,862,000	1,441,000	20,303,000
Doña Juana Chioco National High School	56,328,000	4,093,000	60,421,000
Dr. Jose Lapuz Salonga High School (San Mariano National High School Annex)	20,298,000	1,717,000	22,015,000
Dr. Ramon de Santos National High School	47,857,000	2,974,000	50,831,000
Eduardo Joson Memorial High School	47,085,000	3,332,000	50,417,000
Exequiel R. Lina National High School	29,161,000	2,565,000	31,726,000
Gabaldon Vocational Agriculture High School	34,060,000	2,327,000	36,387,000
Galvan High School	20,474,000	2,161,000	22,635,000
Gen. Mamerto Natividad National High School (Talabutab National High School Annex I)	29,149,000	2,509,000	31,658,000
General Luna National High School	15,602,000	1,409,000	17,011,000
General Tinio National High School	65,074,000	3,615,000	68,689,000
Hilario E. Hermosa Memorial High School	22,404,000	1,635,000	24,039,000
Jorge M. Padilla National High School	17,019,000	1,349,000	18,368,000
Julia Ortiz Luis National High School	56,198,000	3,712,000	59,910,000
Lino Bernardo High School (Bago National High School)	18,800,000	1,394,000	20,194,000
Macabaclay National High School	18,896,000	1,928,000	20,824,000
Magpapalayok National High School	15,171,000	1,492,000	16,663,000
Maligaya National High School	24,145,000	1,688,000	25,833,000
Mallorca National High School	30,151,000	1,831,000	31,982,000
Nueva Ecija National High School	158,833,000	7,014,000	165,847,000
Palayan City National High School	63,101,000	5,249,000	68,350,000
Pantabangan National High School	29,035,000	1,870,000	30,905,000
Peñaranda National High School	52,827,000	3,336,000	56,163,000
Putlod - San Jose National High School	31,637,000	2,076,000	33,713,000
Putlod - San Jose National High School Annex	30,378,000	2,116,000	32,494,000

346	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Restituto B. Peria High School (Bibiclat National High School)	17,869,000	1,392,000	19,261,000
Ricardo Dizon Canlas Agricultural School	15,470,000	1,399,000	16,869,000
Rio-Chico National High School	15,766,000	1,332,000	17,098,000
Rizal National High School	48,405,000	3,666,000	52,071,000
San Anton National High School	21,199,000	1,433,000	22,632,000
San Francisco National High School	31,265,000	2,295,000	33,560,000
San Mariano National High School (San Francisco High School Annex)	28,574,000	1,870,000	30,444,000
San Ricardo National High School	50,093,000	3,239,000	53,332,000
Sibul National High School	19,713,000	1,732,000	21,445,000
Sta. Rita National High School	15,204,000	1,334,000	16,538,000
Sta. Rosa High School	50,607,000	2,790,000	53,397,000
Sto. Domingo National Trade School	66,040,000	5,594,000	71,634,000
Sto. Rosario National High School, Sta. Rosa	34,009,000	2,256,000	36,265,000
Talabutab Norte National High School	12,577,000	1,193,000	13,770,000
Talavera National High School	103,785,000	6,852,000	110,637,000
Talugtug National High School (Osmeña-Roxas National High School)	28,787,000	2,151,000	30,938,000
Teodoro A. Dionisio National High School	26,964,000	1,785,000	28,749,000
Triala National High School	19,977,000	1,683,000	21,660,000
V. R. Bumanlag High School (Sto. Tomas National High School)	17,981,000	1,501,000	19,482,000
Vaca Valley National High School	21,764,000	1,848,000	23,612,000
Zaragoza National High School	68,144,000	3,964,000	72,108,000

Division of Olongapo City	491,632,000	33,864,000	525,496,000

Division Office - Proper	86,721,000	9,295,000	96,016,000
Barreto National High School	31,361,000	2,322,000	33,683,000
City of Olongapo National High School	188,723,000	8,211,000	196,934,000
Gordon Heights National High School	77,267,000	5,041,000	82,308,000
Kalalake National High School	38,332,000	2,312,000	40,644,000
New Cabalan National High School	47,224,000	3,555,000	50,779,000
Regional Science High School	22,004,000	3,128,000	25,132,000

Division of Pampanga	2,788,500,000	229,193,000	3,017,693,000

Division Office - Proper	607,268,000	81,321,000	688,589,000
Andres M. Luciano High School	50,145,000	2,790,000	52,935,000
Apalit High School	25,259,000	2,159,000	27,418,000
Arayat National High School	23,820,000	2,183,000	26,003,000
Bahay Pare National High School	40,871,000	2,933,000	43,804,000
Balitucan National High School	23,814,000	1,524,000	25,338,000
Balucuc National High School	21,707,000	1,485,000	23,192,000
Basa Air Base National High School	31,879,000	2,715,000	34,594,000
Becuran National High School	52,991,000	3,748,000	56,739,000
Betis National High School	49,735,000	3,140,000	52,875,000
Bro. Andrew Gonzales Technical High School	45,306,000	3,149,000	48,455,000
Caduang Tete National High School	39,142,000	1,890,000	41,032,000
Camba National High School	65,094,000	4,683,000	69,777,000
Cansinala National High School	17,066,000	1,274,000	18,340,000
De La Paz Libutad National High School	27,862,000	2,014,000	29,876,000
Diosdado Macapagal High School	48,719,000	3,057,000	51,776,000
Diosdado Macapagal Memorial High School	43,667,000	2,761,000	46,428,000
Dolores National High School, Magalang	36,634,000	2,465,000	39,099,000
Don Jesus Gonzales National High School	76,040,000	5,689,000	81,729,000
Eastern Porac National High School	36,297,000	3,848,000	40,145,000

JANUARY 5, 2026	OFFICIAL GAZETTE	347
DEPARTMENT OF EDUCATION

Emigdio A. Bondoc High School, San Luis	13,513,000	1,477,000	14,990,000
Floridablanca National Agricultural School	42,653,000	2,868,000	45,521,000
Guillermo D. Mendoza National High School	31,690,000	2,099,000	33,789,000
Gutad National High School	25,474,000	1,980,000	27,454,000
Justino Sevilla High School (Mangga-Cacutud National High School)	90,136,000	4,890,000	95,026,000
Lubao National High School	48,621,000	3,312,000	51,933,000
Malino National High School	28,027,000	2,101,000	30,128,000
Masantol High School	56,139,000	3,233,000	59,372,000
Mexico National High School	23,203,000	1,516,000	24,719,000
Natividad National High School	25,360,000	1,773,000	27,133,000
Nicanor David Vergara High School	28,894,000	1,539,000	30,433,000
Pagyuruan National High School (Paguiruan High School)	17,348,000	1,531,000	18,879,000
Pasig National High School	50,250,000	2,792,000	53,042,000
Porac Model Community High School (resettlement school)	44,191,000	2,870,000	47,061,000
Porac National High School	31,400,000	2,788,000	34,188,000
Potrero National High School	33,929,000	2,314,000	36,243,000
Pulong Santol National High School	42,600,000	2,889,000	45,489,000
Pulungmasle National High School	23,011,000	1,798,000	24,809,000
Remedios National High School	17,298,000	1,297,000	18,595,000
Salapungan National High School	22,179,000	1,616,000	23,795,000
San Isidro National High School, San Luis	20,659,000	1,562,000	22,221,000
San Isidro National High School, Sta. Ana	38,897,000	2,480,000	41,377,000
San Juan National High School, Mexico	52,557,000	3,342,000	55,899,000
San Juan-San Luis National High School Annex (San Carlos)	30,116,000	1,812,000	31,928,000
San Matias National High School	73,377,000	5,080,000	78,457,000
San Pablo 2nd National High School	43,208,000	2,482,000	45,690,000
San Pedro National High School	17,258,000	1,220,000	18,478,000
San Roque Dau National High School	49,144,000	3,202,000	52,346,000
San Vicente National High School	42,979,000	2,736,000	45,715,000
San Vicente Pilot School for Philippine Craftsmen	43,127,000	2,168,000	45,295,000
San Vicente-San Francisco National High School	29,819,000	2,072,000	31,891,000
Sta. Ana National High School	25,194,000	2,085,000	27,279,000
Sta. Cruz National High School	29,904,000	2,482,000	32,386,000
Sta. Maria National High School, Minalin	31,385,000	2,288,000	33,673,000
Sta. Maria National High School, Macabebe	37,222,000	1,830,000	39,052,000
Sto. Rosario National High School	30,246,000	1,918,000	32,164,000
Sto. Tomas National High School, Sasmuan	37,045,000	2,588,000	39,633,000
Talang National High School	23,057,000	1,234,000	24,291,000
Tinajero National High School	23,485,000	1,364,000	24,849,000
Tinajero National High School - Sta. Lucia High School Annex	50,589,000	3,737,000	54,326,000

Division of San Fernando City	594,297,000	46,993,000	641,290,000

Division Office - Proper	283,033,000	30,018,000	313,051,000
Pampanga High School	255,866,000	13,787,000	269,653,000
Sindalan National High School	55,398,000	3,188,000	58,586,000

Division of San Jose City	229,946,000	22,992,000	252,938,000

Division Office - Proper	99,119,000	14,163,000	113,282,000
San Jose City National High School (formerly Constancio Padilla National High School)	130,827,000	8,829,000	139,656,000

348	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Division of San Jose del Monte City	887,449,000	81,198,000	968,647,000

Division Office - Proper	299,463,000	39,222,000	338,685,000
Eduardo A. Abendaño National High School	33,194,000	2,984,000	36,178,000
Graceville National High School	24,886,000	2,365,000	27,251,000
Muzon High School	75,519,000	5,488,000	81,007,000
Paradise Farm National High School	62,368,000	4,738,000	67,106,000
San Jose del Monte National High School	81,217,000	5,333,000	86,550,000
San Jose del Monte National Trade School	73,882,000	4,626,000	78,508,000
San Martin National School (San Martin High School)	36,262,000	2,911,000	39,173,000
Sapang Palay National High School	155,081,000	9,708,000	164,789,000
Towerville High School	45,577,000	3,823,000	49,400,000

Division of Tarlac	1,988,286,000	172,221,000	2,160,507,000

Division Office - Proper	494,856,000	67,454,000	562,310,000
Anao National High School	23,974,000	1,804,000	25,778,000
Aringin National High School	15,151,000	1,244,000	16,395,000
Balaoang National High School	32,007,000	2,048,000	34,055,000
Benigno S. Aquino National High School	165,724,000	11,363,000	177,087,000
Bilad High School (resettlement school)	30,161,000	2,332,000	32,493,000
Buenavista National High School	13,472,000	1,184,000	14,656,000
Caluluan National High School	35,817,000	2,746,000	38,563,000
Camiling School of Home Industries	22,572,000	1,394,000	23,966,000
Corazon C. Aquino High School	62,713,000	5,027,000	67,740,000
Dapdap High School (resettlement school)	59,423,000	3,964,000	63,387,000
Eduardo Cojuangco National Vocational High School (Tarlac National Vocational High School)	45,955,000	3,692,000	49,647,000
Estipona National High School	26,524,000	1,814,000	28,338,000
Guevarra National High School	32,708,000	2,365,000	35,073,000
La Paz National High School	47,648,000	3,607,000	51,255,000
Lawy National High School	16,634,000	1,308,000	17,942,000
Mababanaba National High School	24,895,000	1,808,000	26,703,000
Marawi National High School	21,020,000	1,812,000	22,832,000
Moncada National High School	39,040,000	3,311,000	42,351,000
Nambalan National High School	15,227,000	1,111,000	16,338,000
O’Donnel High School (resettlement school)	78,464,000	5,032,000	83,496,000
O’Donnel National High School	34,337,000	2,412,000	36,749,000
Padapada National High School	40,094,000	2,754,000	42,848,000
Ramos National High School	36,164,000	2,914,000	39,078,000
San Felipe National High School	25,347,000	1,921,000	27,268,000
San Julian-Sta. Maria National High School	17,131,000	1,164,000	18,295,000
San Pedro National High School	25,339,000	1,747,000	27,086,000
San Roque National High School	70,224,000	5,139,000	75,363,000
Sta. Lucia National High School	16,719,000	1,667,000	18,386,000
Sto. Domingo National High School (Capas High School)	107,180,000	7,781,000	114,961,000
Tagumbao National High School	17,466,000	1,413,000	18,879,000
Tarlac National High School	197,491,000	10,232,000	207,723,000
Victoria National High School	78,355,000	5,229,000	83,584,000
Villa Aglipay National High School	18,454,000	1,428,000	19,882,000

Division of Tarlac City	388,051,000	32,667,000	420,718,000

Division Office - Proper	134,571,000	15,415,000	149,986,000
Alvindia-Aguso National High School	19,936,000	1,647,000	21,583,000
Amucao National High School	22,045,000	1,713,000	23,758,000

JANUARY 5, 2026	OFFICIAL GAZETTE	349
DEPARTMENT OF EDUCATION

Central Azucarera De Tarlac National High School	41,372,000	2,761,000	44,133,000
Maliwalo National High School	76,460,000	4,255,000	80,715,000
San Manuel National High School	44,213,000	3,525,000	47,738,000
Tibag High School	49,454,000	3,351,000	52,805,000

Division of Zambales	1,184,329,000	115,132,000	1,299,461,000

Division Office - Proper	270,755,000	54,186,000	324,941,000
Amungan National High School	19,810,000	1,688,000	21,498,000
Bani National High School	21,157,000	1,174,000	22,331,000
Botolan National High School	46,411,000	2,183,000	48,594,000
Cabangan National High School	30,001,000	2,379,000	32,380,000
Candelaria School of Fisheries	30,340,000	1,434,000	31,774,000
Castillejos National High School	70,930,000	4,705,000	75,635,000
Dalmacio-Pablo Carpio National High School	19,636,000	1,470,000	21,106,000
Gov. Manuel D. Barretto National High School	21,685,000	1,490,000	23,175,000
Guisguis National High School	17,499,000	1,307,000	18,806,000
Jesus F. Magsaysay High School (San Agustin National High School)	12,413,000	1,100,000	13,513,000
Jesus F. Magsaysay High School (Zambales NHS Annex)	16,068,000	993,000	17,061,000
Jesus F. Magsaysay Tech. Voc. HS - Jesus F. Magsaysay High School	13,451,000	1,303,000	14,754,000
La Paz National High School	22,562,000	2,258,000	24,820,000
Lawis National High School	15,641,000	1,290,000	16,931,000
Lipay High School	18,157,000	2,184,000	20,341,000
Locloc National High School	16,500,000	1,601,000	18,101,000
Mena Memorial National High School (Bolitoc National High School)	15,285,000	1,094,000	16,379,000
New Taugtog National High School	15,399,000	1,405,000	16,804,000
Pamibian Integrated School	21,482,000	1,651,000	23,133,000
Panan National High School	33,996,000	1,277,000	35,273,000
Rofulo M. Landa Memorial High School (Salaza National High School)	26,069,000	2,358,000	28,427,000
San Agustin High School	14,149,000	1,293,000	15,442,000
San Antonio National High School	23,644,000	2,610,000	26,254,000
San Guillermo National High School	39,762,000	2,707,000	42,469,000
San Rafael Technical Vocational High School (Maloma National High School - San Rafael High School)	15,796,000	1,591,000	17,387,000
Sta. Cruz National High School	48,271,000	1,677,000	49,948,000
Sta. Cruz South High School	14,488,000	1,225,000	15,713,000
Subic National High School	128,595,000	6,474,000	135,069,000
Taltal National High School	35,161,000	1,971,000	37,132,000
Zambales National High School	89,216,000	5,054,000	94,270,000

Region IVA - CALABARZON	22,443,140,000	2,015,197,000	24,458,337,000

Division of Antipolo City	1,249,990,000	102,795,000	1,352,785,000

Division Office - Proper	76,684,000	9,582,000	86,266,000
Antipolo National High School	250,584,000	20,191,000	270,775,000
Bagong Nayon II National High School	123,128,000	8,662,000	131,790,000
Cupang National High School	52,692,000	4,869,000	57,561,000
Dalig National High School	43,123,000	4,227,000	47,350,000
Dela Paz National High School	68,321,000	6,354,000	74,675,000
Mambugan National High School	98,121,000	8,332,000	106,453,000
Marcelino M. Santos National High School	36,459,000	2,800,000	39,259,000

350	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Maximo L. Gatlabayan Memorial National High School	59,133,000	4,316,000	63,449,000
Mayamot National High School	88,854,000	6,709,000	95,563,000
Muntindilaw National High School	22,304,000	1,982,000	24,286,000
San Isidro National High School	70,201,000	4,940,000	75,141,000
San Jose National High School	154,806,000	11,310,000	166,116,000
San Juan National High School	19,202,000	1,747,000	20,949,000
San Roque National High School	86,378,000	6,774,000	93,152,000

Division of Bacoor City	570,767,000	50,591,000	621,358,000

Division Office - Proper	144,340,000	32,339,000	176,679,000
Bacoor National High School - Main	322,754,000	12,966,000	335,720,000
Eastern Bacoor National High School	103,673,000	5,286,000	108,959,000

Division of Batangas	2,816,014,000	253,001,000	3,069,015,000

Division Office - Proper	775,632,000	102,134,000	877,766,000
Alalum National High School	13,123,000	1,151,000	14,274,000
Alitagtag National High School	26,768,000	2,906,000	29,674,000
Anselmo A. Sandoval Memorial National High School	50,869,000	3,595,000	54,464,000
Balas Buco Sta. Maria National High School	21,732,000	2,058,000	23,790,000
Balayan National High School	115,650,000	7,932,000	123,582,000
Balete National High School	30,458,000	2,273,000	32,731,000
Banilad National High School	23,346,000	1,810,000	25,156,000
Banoyo National High School	17,686,000	1,603,000	19,289,000
Bauan National Agricultural and Vocational High School	19,350,000	1,388,000	20,738,000
Bauan Technical Integrated High School	100,110,000	9,886,000	109,996,000
Baybayin National High School	28,585,000	2,052,000	30,637,000
Bayorbor National High School	27,270,000	2,408,000	29,678,000
Bilaran National High School	36,849,000	2,347,000	39,196,000
Buhaynasapa Integrated National High School	25,842,000	2,169,000	28,011,000
Calatagan National High School	47,411,000	4,146,000	51,557,000
Calubcob I National High School	22,114,000	1,662,000	23,776,000
Coral na Munti National High School	19,209,000	1,950,000	21,159,000
Dacanlao G. Agoncillo National High School	83,531,000	5,624,000	89,155,000
Dagatan Integrated National High School	33,433,000	2,356,000	35,789,000
Don Leon Mercado, Sr. Memorial National High School	22,179,000	1,811,000	23,990,000
Dr. Crisogono B. Ermita, Sr. Memorial National High School	74,285,000	5,391,000	79,676,000
Dr. Juan A. Pastor Integrated National High School	79,453,000	4,481,000	83,934,000
Fermin La Rosa National High School	29,240,000	2,185,000	31,425,000
Governor F. Leviste Memorial National High School	149,808,000	8,567,000	158,375,000
Jose Lopez Manzano National High School	30,489,000	2,852,000	33,341,000
Laiya Integrated National High School	24,321,000	2,256,000	26,577,000
Lian National High School	41,588,000	2,936,000	44,524,000
Looc National High School	23,849,000	2,305,000	26,154,000
Lucsuhin National High School	58,024,000	4,068,000	62,092,000
Lumbangan National High School	25,858,000	1,981,000	27,839,000
Maabud National High School	21,378,000	1,693,000	23,071,000
Malvar School of Arts and Trade	49,934,000	3,761,000	53,695,000
Masaguisit Banalo National High School	24,578,000	2,060,000	26,638,000
Mataas na Kahoy National High School	28,036,000	2,079,000	30,115,000
Padre Garcia Integrated National High School	44,451,000	3,345,000	47,796,000

JANUARY 5, 2026	OFFICIAL GAZETTE	351
DEPARTMENT OF EDUCATION

Palahanan Integrated National High School	29,839,000	2,118,000	31,957,000
Pansol Integrated National High School	37,947,000	3,533,000	41,480,000
Payapa National High School	47,753,000	3,115,000	50,868,000
Pedro Paterno National High School	30,387,000	2,626,000	33,013,000
Rosario Integrated National High School	22,821,000	1,781,000	24,602,000
San Pascual National High School	56,032,000	3,111,000	59,143,000
Sico 1.0 Integrated National High School	22,024,000	1,885,000	23,909,000
Sta. Monica National High School	15,865,000	1,371,000	17,236,000
Sta. Teresita National High School	28,475,000	2,252,000	30,727,000
Taal National High School	67,627,000	4,533,000	72,160,000
Tala National High School	14,806,000	1,304,000	16,110,000
Taysan National High School	54,834,000	3,845,000	58,679,000
Tingloy National High School	23,935,000	1,894,000	25,829,000
Tipas Integrated National High School	35,701,000	2,268,000	37,969,000
Wenceslao Trinidad Memorial National High School	81,529,000	4,144,000	85,673,000

Division of Batangas City	529,996,000	43,624,000	573,620,000

Division Office - Proper	109,008,000	14,773,000	123,781,000
Balete Integrated School	20,536,000	1,899,000	22,435,000
Banaba West Integrated School	18,610,000	1,793,000	20,403,000
Batangas City Integrated High School	217,581,000	10,644,000	228,225,000
Libjo National High School	35,114,000	3,487,000	38,601,000
Natalia V. Ramos Memorial Integrated School	25,969,000	2,644,000	28,613,000
Paharang Integrated School	22,059,000	2,208,000	24,267,000
Pedro S. Tolentino Memorial Integrated School	21,120,000	1,606,000	22,726,000
Pinamukan Integrated School	20,681,000	1,700,000	22,381,000
Sto. Niño National High School	21,426,000	1,451,000	22,877,000
Tabangao Integrated School	17,892,000	1,419,000	19,311,000

Division of Biñan City	435,382,000	38,031,000	473,413,000

Division Office - Proper	7,144,000	11,833,000	18,977,000
Biñan National High School - Main	120,655,000	7,122,000	127,777,000
Biñan Secondary School of Applied Academics	112,794,000	5,451,000	118,245,000
Jacobo Z. Gonzales Memorial National High School	136,243,000	8,800,000	145,043,000
Nereo R. Joaquin National High School	27,940,000	2,501,000	30,441,000
St. Francis National High School	30,606,000	2,324,000	32,930,000

Division of Cabuyao City	451,839,000	42,630,000	494,469,000

Division Office - Proper	27,663,000	11,161,000	38,824,000
Bigaa Integrated National High School	32,236,000	2,771,000	35,007,000
Cabuyao Integrated National High School	116,959,000	8,347,000	125,306,000
Gulod National High School	103,971,000	6,854,000	110,825,000
Pulo National High School	101,972,000	8,428,000	110,400,000
Southville I Integrated National High School	69,038,000	5,069,000	74,107,000

Division of Calamba City	670,692,000	63,989,000	734,681,000

Division Office - Proper	104,824,000	15,534,000	120,358,000
Calamba Bayside Integrated School	62,851,000	5,503,000	68,354,000
Calamba Integrated School	70,728,000	4,336,000	75,064,000
Camp Vicente Lim Integrated School	69,699,000	5,440,000	75,139,000
Castor Alviar National High School	29,869,000	2,487,000	32,356,000
Eduardo Barreto, Sr. Integrated School	53,130,000	4,459,000	57,589,000
Kapayapaan Integrated School	53,086,000	4,464,000	57,550,000
Lecheria Integrated School	36,989,000	3,782,000	40,771,000

352	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Looc Integrated School	43,499,000	3,792,000	47,291,000
Makiling Integrated School	49,069,000	4,865,000	53,934,000
Palo Alto Integrated School	44,506,000	4,299,000	48,805,000
Punta Integrated School	52,442,000	5,028,000	57,470,000

Division of Cavite	2,650,446,000	249,678,000	2,900,124,000

Division Office - Proper	202,656,000	56,397,000	259,053,000
Alfonso Integrated High School	34,096,000	3,035,000	37,131,000
Amadeo National High School	56,736,000	4,290,000	61,026,000
Amaya School of Home Industries	103,262,000	10,936,000	114,198,000
Bagbag National High School (Ligtong National High School)	59,936,000	4,299,000	64,235,000
Bendita Integrated High School	18,111,000	1,465,000	19,576,000
Binakayan National High School	36,505,000	2,281,000	38,786,000
Bucal National Integrated School	59,083,000	4,188,000	63,271,000
Bulihan Integrated National High School	135,782,000	10,115,000	145,897,000
Carmona National High School	131,397,000	10,160,000	141,557,000
Cavite Science Integrated School	21,917,000	3,334,000	25,251,000
Constancio E. Aure, Sr. National High School	26,418,000	1,916,000	28,334,000
Emiliano Tria Tirona Memorial National Integrated High School	98,017,000	6,474,000	104,491,000
Francisco Osorio Integrated Senior High School	24,522,000	2,079,000	26,601,000
Francisco P. Tolentino Integrated High School	26,542,000	2,113,000	28,655,000
Gen. Emilio Aguinaldo - Bailen Integrated School	27,710,000	2,460,000	30,170,000
Gen. Mariano Alvarez Technical High School	195,197,000	12,202,000	207,399,000
Gen. Vito Belarmino Integrated National High School	39,759,000	2,964,000	42,723,000
Kaong National High School	30,005,000	3,129,000	33,134,000
Kaytitinga Integrated School	20,523,000	1,831,000	22,354,000
Lucsuhin Integrated School	28,369,000	2,562,000	30,931,000
Luis Aguado National High School	48,937,000	3,672,000	52,609,000
Lumampong Integrated National High School	76,522,000	2,202,000	78,724,000
Lumil Integrated National High School	26,115,000	2,824,000	28,939,000
Malabag National High School	26,157,000	2,712,000	28,869,000
Maragondon National High School	35,827,000	2,310,000	38,137,000
Munting Ilog Integrated National High School	35,799,000	2,686,000	38,485,000
Naic Coastal Integrated National High School	60,292,000	2,533,000	62,825,000
Naic Integrated National High School	58,572,000	7,262,000	65,834,000
Noveleta National High School	38,187,000	4,013,000	42,200,000
Rosario National High School (formerly A. Abadilla National High School)	83,657,000	7,112,000	90,769,000
San Jose Community High School	55,515,000	3,974,000	59,489,000
Tagaytay City National High School - Integrated Senior High School	67,826,000	4,219,000	72,045,000
Tagaytay City Science National High School - Integrated Senior High School	83,685,000	5,583,000	89,268,000
Tanza National Comprehensive High School	158,031,000	13,818,000	171,849,000
Tanza National Trade School	152,957,000	13,780,000	166,737,000
Ternate Integrated National High School	28,605,000	1,844,000	30,449,000
Ternate West National High School	17,346,000	1,769,000	19,115,000
Trece Martirez City National High School	219,873,000	19,135,000	239,008,000

Division of Cavite City	186,345,000	12,520,000	198,865,000

Division Office - Proper		707,000	707,000
Cavite National High School	160,366,000	9,621,000	169,987,000
Sangley Point National High School	25,979,000	2,192,000	28,171,000

JANUARY 5, 2026	OFFICIAL GAZETTE	353
DEPARTMENT OF EDUCATION

Division of Dasmariñas City	1,009,966,000	71,635,000	1,081,601,000

Division Office - Proper	210,769,000	21,318,000	232,087,000
Congressional Integrated High School	94,539,000	5,215,000	99,754,000
Dasmariñas East Integrated High School	100,194,000	6,301,000	106,495,000
Dasmariñas Integrated High School	215,488,000	12,447,000	227,935,000
Dasmariñas North National High School	109,146,000	7,877,000	117,023,000
Dasmariñas West National High School	81,107,000	5,420,000	86,527,000
New Era National High School	46,142,000	3,312,000	49,454,000
Pag-asa National High School	44,615,000	3,221,000	47,836,000
Paliparan National High School	107,966,000	6,524,000	114,490,000

Division of General Trias City	410,226,000	45,884,000	456,110,000

Division Office - Proper	157,427,000	25,360,000	182,787,000
Gov. Ferrer Memorial Integrated National High School	169,005,000	12,600,000	181,605,000
Santiago Integrated National High School	45,134,000	5,251,000	50,385,000
Tropical Village National High School	38,660,000	2,673,000	41,333,000

Division of Imus City	573,326,000	54,400,000	627,726,000

Division Office - Proper	85,701,000	21,764,000	107,465,000
Gen. E. Aguinaldo National High School (Imus)	236,480,000	15,499,000	251,979,000
Imus National High School	251,145,000	17,137,000	268,282,000

Division of Laguna	1,624,854,000	147,157,000	1,772,011,000

Division Office - Proper	299,627,000	52,976,000	352,603,000
Alaminos Integrated National High School	41,367,000	3,169,000	44,536,000
Balian Integrated National High School	32,081,000	2,884,000	34,965,000
Calumpang National High School	39,595,000	2,621,000	42,216,000
Cristobal S. Conducto Memorial Integrated National High School	30,266,000	2,793,000	33,059,000
Dayap National High School	107,879,000	5,100,000	112,979,000
Don Manuel Rivera Memorial Integrated National High School	35,998,000	3,758,000	39,756,000
Famy National Integrated High School	42,908,000	3,259,000	46,167,000
Kabulusan Integrated National High School	26,655,000	2,362,000	29,017,000
Liliw National High School	40,955,000	3,178,000	44,133,000
Linga National High School, Pila	31,660,000	2,479,000	34,139,000
Los Baños National High School, Batong Malaki	120,844,000	5,984,000	126,828,000
Los Baños National High School, Poblacion	55,279,000	2,546,000	57,825,000
Lumban National High School	31,055,000	2,659,000	33,714,000
Lumot National High School	14,993,000	1,340,000	16,333,000
Mabitac Integrated National High School	14,460,000	1,398,000	15,858,000
Masapang Integrated National High School	18,582,000	1,460,000	20,042,000
Masaya Integrated National High School	23,246,000	2,416,000	25,662,000
Nicolas L. Galvez Memorial Integrated National High School	41,748,000	4,020,000	45,768,000
Pagsanjan Integrated National High School	42,039,000	2,738,000	44,777,000
Pedro Guevarra National High School	206,785,000	13,508,000	220,293,000
Plaridel Integrated High School	41,132,000	3,554,000	44,686,000
Poten & Eliseo M. Quesada Memorial National High School	37,154,000	2,678,000	39,832,000
San Francisco Integrated National High School	23,190,000	1,363,000	24,553,000
San Juan National High School, Kalayaan	35,488,000	2,206,000	37,694,000
Siniloan Integrated National High School	60,981,000	4,532,000	65,513,000

354	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Sta. Catalina Integrated National High School	35,961,000	2,567,000	38,528,000
Sta. Maria Integrated High School	49,643,000	3,493,000	53,136,000
Talangan Integrated National High School	25,037,000	2,176,000	27,213,000
Unson National High School	18,246,000	1,940,000	20,186,000

Division of Lipa City	541,528,000	52,278,000	593,806,000

Division Office - Proper	64,674,000	18,144,000	82,818,000
Bolbok Integrated National High School	32,598,000	3,042,000	35,640,000
Bugtongnapulo Integrated National High School	14,712,000	1,453,000	16,165,000
Bulacnin Integrated National High School	31,915,000	2,729,000	34,644,000
Fernando Air Base Integrated National High School	53,128,000	3,695,000	56,823,000
Inosluban-Marawoy Integrated National High School	77,342,000	4,520,000	81,862,000
Lipa City National High School	107,067,000	4,786,000	111,853,000
Lodlod Integrated National High School	25,720,000	1,889,000	27,609,000
Lumbang Integrated National High School	22,325,000	2,139,000	24,464,000
Pinagkawitan Integrated National High School	40,479,000	3,217,000	43,696,000
Pinagtongulan Integrated National High School	27,010,000	2,843,000	29,853,000
San Celestino Integrated National High School	21,845,000	1,967,000	23,812,000
San Isidro Integrated National High School	22,713,000	1,854,000	24,567,000

Division of Lucena City	272,714,000	25,986,000	298,700,000

Division Office - Proper	30,480,000	7,707,000	38,187,000
Cotta National High School	35,590,000	3,013,000	38,603,000
Gulang-Gulang National High School	51,840,000	4,227,000	56,067,000
Lucena City National High School	101,649,000	6,366,000	108,015,000
Lucena Dalahican National High School	53,155,000	4,673,000	57,828,000

Division of Quezon	3,364,097,000	307,119,000	3,671,216,000

Division Office - Proper	1,028,607,000	137,424,000	1,166,031,000
Abuyon National High School	26,624,000	1,710,000	28,334,000
Alabat Island National High School	48,677,000	3,029,000	51,706,000
Amontay National High School	18,216,000	1,557,000	19,773,000
Atimonan National Comprehensive High School	57,980,000	3,532,000	61,512,000
Binulasan Integrated School	25,927,000	2,219,000	28,146,000
Bondoc Peninsula Agricultural High School	41,837,000	2,799,000	44,636,000
Buenavista National High School	36,852,000	2,807,000	39,659,000
Bukal Sur National High School	27,074,000	2,258,000	29,332,000
Burdeos National High School	33,466,000	2,496,000	35,962,000
Cabay National High School	13,689,000	1,266,000	14,955,000
Cagsiay I National High School	18,282,000	1,361,000	19,643,000
Calauag National High School	43,364,000	3,435,000	46,799,000
Canda National High School	29,504,000	2,074,000	31,578,000
Concepcion National High School	16,557,000	1,597,000	18,154,000
Dagatan National High School	29,208,000	2,462,000	31,670,000
Dolores Macasaet National High School	33,481,000	3,142,000	36,623,000
Dr. Maria D. Pastrana National High School	66,842,000	5,068,000	71,910,000
Dr. Panfilo Castro National High School	41,665,000	2,855,000	44,520,000
Elias A. Salvador National High School	21,884,000	2,010,000	23,894,000
Godofredo M. Tan Integrated School of Arts and Trades	39,211,000	3,394,000	42,605,000
Guinayangan National High School	37,539,000	2,899,000	40,438,000
Gumaca National High School	93,828,000	5,285,000	99,113,000
Hinguiwin National High School	14,878,000	1,225,000	16,103,000
Hondagua National High School	21,351,000	1,724,000	23,075,000
Infanta National High School	79,841,000	5,748,000	85,589,000

JANUARY 5, 2026	OFFICIAL GAZETTE	355
DEPARTMENT OF EDUCATION

Lamon Bay School of Fisheries	19,965,000	1,160,000	21,125,000
Leonarda D. Vera Cruz National High School	14,375,000	1,286,000	15,661,000
Libo National High School	17,671,000	1,191,000	18,862,000
Lopez National Comprehensive High School	75,707,000	6,000,000	81,707,000
Lusacan National High School	44,962,000	2,674,000	47,636,000
Lutucan Integrated National High School	102,313,000	7,083,000	109,396,000
Magallanes National High School	17,958,000	1,412,000	19,370,000
Malinao Ilaya Integrated National High School	13,289,000	1,208,000	14,497,000
Manuel S. Enverga Memorial School of Arts and Trades	42,914,000	2,360,000	45,274,000
Marcial B. Villanueva National High School	30,752,000	2,173,000	32,925,000
Olongtao National High School	26,637,000	2,471,000	29,108,000
Paaralang Sekundarya ng Heneral Nakar	34,605,000	2,195,000	36,800,000
Paaralang Sekundarya ng Lucban Integrated School	61,148,000	3,977,000	65,125,000
Pagbilao Grande Island National High School	19,049,000	1,547,000	20,596,000
Pagbilao National High School	29,689,000	2,804,000	32,493,000
Pagsangahan National High School	15,400,000	1,405,000	16,805,000
Paiisa National High School	23,626,000	1,989,000	25,615,000
Patnanungan National High School	22,938,000	1,780,000	24,718,000
Perez National High School	20,556,000	1,891,000	22,447,000
Polillo National High School	38,312,000	2,526,000	40,838,000
Quezon National High School	218,501,000	14,401,000	232,902,000
Recto Memorial National High School	96,572,000	6,459,000	103,031,000
Sampaloc National High School, Sampaloc	16,504,000	1,073,000	17,577,000
San Andres National High School	53,839,000	4,330,000	58,169,000
San Antonio National High School	32,632,000	2,231,000	34,863,000
San Isidro National High School, Catanauan	26,150,000	2,008,000	28,158,000
San Isidro National High School, General Luna	29,265,000	2,134,000	31,399,000
Silangang Malicboy National High School	20,062,000	1,354,000	21,416,000
Sta. Catalina National High School	49,868,000	3,588,000	53,456,000
Sto. Domingo National High School	25,504,000	1,826,000	27,330,000
Tagkawayan National High School	31,273,000	3,037,000	34,310,000
Talipan National High School	50,268,000	3,739,000	54,007,000
Tongohin National High School	22,883,000	1,815,000	24,698,000
Ungos Integrated National High School	50,086,000	2,523,000	52,609,000
Unisan Integrated High School	22,440,000	2,093,000	24,533,000

Division of Rizal	3,046,996,000	276,206,000	3,323,202,000

Division Office - Proper	391,432,000	55,473,000	446,905,000
Abuyod National High School	22,419,000	2,758,000	25,177,000
Ampid National High School	42,798,000	3,971,000	46,769,000
Angono National High School	93,162,000	7,458,000	100,620,000
Antonio C. Esguerra Memorial National High School	48,760,000	4,756,000	53,516,000
Bagumbong National High School	17,296,000	1,553,000	18,849,000
Baras National High School	24,803,000	2,741,000	27,544,000
Bayugo National High School	16,793,000	1,550,000	18,343,000
Benjamin B. Esguerra Memorial National High School	48,710,000	4,394,000	53,104,000
Bernardo F. San Juan Memorial National High School	46,564,000	4,292,000	50,856,000
Burgos National High School	68,282,000	5,780,000	74,062,000
Carlos “Botong” Francisco Memorial National High School	50,486,000	4,687,000	55,173,000
Casimiro A. Ynares, Sr. Memorial National High School	77,318,000	7,385,000	84,703,000
Catalino D. Salazar National High School	24,310,000	2,484,000	26,794,000

356	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Don Jose Ynares Memorial National High School	63,594,000	5,120,000	68,714,000
Francisco Felix Memorial National High School	178,769,000	8,004,000	186,773,000
Gov. Isidro S. Rodriguez, Sr. Memorial National High School	31,965,000	2,859,000	34,824,000
Guronasyon Foundation Incorporated National High School	59,617,000	4,772,000	64,389,000
Jala-jala National High School	22,238,000	1,894,000	24,132,000
Janosa National High School	31,714,000	2,569,000	34,283,000
Jose F. Diaz Memorial National High School	26,663,000	2,619,000	29,282,000
Kasiglahan Village High School	133,295,000	10,428,000	143,723,000
Lagundi - CCL National High School	19,407,000	1,942,000	21,349,000
Licerio Geronimo National High School	97,200,000	8,900,000	106,100,000
Mahabang Parang National High School	63,412,000	6,054,000	69,466,000
Malaya National High School	28,876,000	2,239,000	31,115,000
Manggahan National High School	18,527,000	1,847,000	20,374,000
Manuel I. Santos Memorial National High School	116,340,000	9,363,000	125,703,000
Marciana P. Catolos National High School	25,841,000	2,004,000	27,845,000
Margarito Duavit Memorial National High School (Vicente Madrigal - Pilapila Extension)	49,027,000	4,649,000	53,676,000
Montalban Heights (NTA) National High School	33,375,000	2,803,000	36,178,000
Morong National High School	81,178,000	6,833,000	88,011,000
Muzon National High School	48,870,000	4,651,000	53,521,000
Pantay Integrated High School	26,608,000	2,365,000	28,973,000
Pililla National High School	58,910,000	4,380,000	63,290,000
Quisao Integrated National High School	24,978,000	2,198,000	27,176,000
Rizal National Science High School	16,768,000	1,752,000	18,520,000
Sampaloc National High School	47,817,000	4,023,000	51,840,000
San Guillermo National High School	15,922,000	1,504,000	17,426,000
San Isidro National High School	71,923,000	7,325,000	79,248,000
San Jose National High School	78,420,000	6,327,000	84,747,000
San Juan National High School	52,126,000	4,032,000	56,158,000
San Mateo National High School	142,337,000	8,536,000	150,873,000
Silangan National High School	55,195,000	5,592,000	60,787,000
Tagumpay National High School	53,510,000	4,804,000	58,314,000
Tanay National High School	72,698,000	4,451,000	77,149,000
Taytay National High School	57,610,000	4,224,000	61,834,000
Teresa National High School	56,905,000	5,952,000	62,857,000
Vicente Madrigal National High School	91,968,000	7,568,000	99,536,000
Wawa National High School	20,260,000	2,341,000	22,601,000

Division of San Pablo City	444,299,000	37,521,000	481,820,000

Division Office - Proper	57,067,000	5,880,000	62,947,000
Col. Lauro D. Dizon Memorial Integrated High School	99,072,000	6,850,000	105,922,000
Del Remedio National High School	24,065,000	2,070,000	26,135,000
Prudencia D. Fule Memorial National High School	23,526,000	2,532,000	26,058,000
San Bartolome Integrated High School	24,248,000	2,366,000	26,614,000
San Cristobal Integrated High School	14,752,000	1,613,000	16,365,000
San Jose Integrated High School	48,950,000	3,549,000	52,499,000
San Pablo City Integrated High School	88,012,000	6,481,000	94,493,000
San Vicente Integrated High School	28,825,000	2,596,000	31,421,000
Santisimo Rosario Integrated High School	19,388,000	1,778,000	21,166,000
Sto. Angel National High School (San Pablo City National High School - Sto. Angel Annex)	16,394,000	1,806,000	18,200,000

Division of San Pedro City	424,911,000	32,328,000	457,239,000

Division Office - Proper	10,081,000	12,175,000	22,256,000

JANUARY 5, 2026	OFFICIAL GAZETTE	357
DEPARTMENT OF EDUCATION

Pacita Complex National High School	97,418,000	6,344,000	103,762,000
Sampaguita Village National High School	142,018,000	5,963,000	147,981,000
San Pedro Relocation Center National High School - Main Campus	175,394,000	7,846,000	183,240,000

Division of Sta. Rosa City	433,533,000	38,508,000	472,041,000

Division Office - Proper	16,896,000	9,546,000	26,442,000
Aplaya National High School	94,145,000	2,870,000	97,015,000
Balibago National High School	126,839,000	9,643,000	136,482,000
Don Jose Integrated High School	27,393,000	2,438,000	29,831,000
Pulong Sta. Cruz National High School	45,317,000	3,911,000	49,228,000
Southville IV National High School	65,208,000	5,252,000	70,460,000
Sta. Rosa Science and Technology High School	28,597,000	2,220,000	30,817,000
Sto. Domingo National High School	29,138,000	2,628,000	31,766,000

Division of Sto. Tomas City	209,061,000	20,048,000	229,109,000

Division Office - Proper	3,571,000	1,978,000	5,549,000
San Jose National High School	24,813,000	2,528,000	27,341,000
San Pedro National High School	97,644,000	8,315,000	105,959,000
Sta. Anastacia - San Rafael National High School	59,571,000	4,883,000	64,454,000
Sta. Clara Integrated National High School	23,462,000	2,344,000	25,806,000

Division of Tanauan City	351,684,000	31,397,000	383,081,000

Division Office - Proper	73,741,000	10,286,000	84,027,000
Bernardo Lirio National High School	54,505,000	4,581,000	59,086,000
Boot National High School	19,131,000	1,564,000	20,695,000
Luyos National High School	20,284,000	1,835,000	22,119,000
Natatas National High School	16,373,000	1,494,000	17,867,000
Pantay Integrated High School	15,010,000	1,451,000	16,461,000
Tanauan City Integrated High School	72,838,000	5,200,000	78,038,000
Tanauan School of Fisheries	49,122,000	2,381,000	51,503,000
Tinurik National High School	30,680,000	2,605,000	33,285,000

Division of Tayabas City	174,474,000	17,871,000	192,345,000

Division Office - Proper	31,620,000	7,379,000	38,999,000
Luis Palad Integrated High School	142,854,000	10,492,000	153,346,000

Region IVB - MIMAROPA	6,891,576,000	646,859,000	7,538,435,000

Division of Calapan City	307,301,000	21,769,000	329,070,000

Division Office - Proper	57,031,000	6,031,000	63,062,000
Canubing I National High School	29,903,000	2,349,000	32,252,000
Community Vocational High School	28,519,000	1,983,000	30,502,000
Managpi National High School	23,942,000	1,518,000	25,460,000
Oriental Mindoro National High School	144,648,000	8,374,000	153,022,000
Pedro V. Panaligan Memorial National High School (Jose J. Leido, Jr. Memorial NHS - Comunal Annex)	23,258,000	1,514,000	24,772,000

Division of Marinduque	529,438,000	50,502,000	579,940,000

Division Office - Proper	278,418,000	32,586,000	311,004,000
Bangbang National High School	27,625,000	2,188,000	29,813,000
Bognuyan National High School	26,949,000	2,341,000	29,290,000

358	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Buenavista National High School	33,437,000	2,330,000	35,767,000
Landy National High School	20,462,000	1,640,000	22,102,000
Makapuyat National High School	21,462,000	1,678,000	23,140,000
Marinduque National High School	102,790,000	6,252,000	109,042,000
Tigwi National High School	18,295,000	1,487,000	19,782,000

Division of Occidental Mindoro	1,129,100,000	93,045,000	1,222,145,000

Division Office - Proper	241,969,000	39,687,000	281,656,000
Abra de Ilog National High School	30,332,000	2,220,000	32,552,000
Barahan National High School	12,413,000	1,152,000	13,565,000
Calintaan National High School	34,364,000	1,953,000	36,317,000
Caminawit National High School	28,300,000	1,823,000	30,123,000
Central National High School (San Jose National High School Annex)	35,661,000	2,632,000	38,293,000
Iling National High School	26,928,000	1,494,000	28,422,000
Ligaya National High School	26,520,000	1,630,000	28,150,000
Looc National School of Fisheries	14,728,000	928,000	15,656,000
Lubang Integrated School	17,903,000	1,400,000	19,303,000
Lubang Vocational High School	24,016,000	1,186,000	25,202,000
Magsaysay National High School	78,784,000	4,461,000	83,245,000
Occidental Mindoro National High School	105,369,000	6,835,000	112,204,000
Paluan National High School	27,233,000	2,042,000	29,275,000
Pedro T. Mendiola, Sr. Memorial National High School (Mina de Oro National High School)	70,161,000	2,948,000	73,109,000
Rizal National High School	53,826,000	3,169,000	56,995,000
Sablayan National Comprehensive High School	96,201,000	5,236,000	101,437,000
San Jose National Agricultural and Industrial High School	46,772,000	2,787,000	49,559,000
San Jose National High School	78,614,000	4,515,000	83,129,000
San Vicente National High School	19,835,000	1,548,000	21,383,000
Sta. Cruz National High School	59,171,000	3,399,000	62,570,000

Division of Oriental Mindoro	1,519,646,000	138,623,000	1,658,269,000

Division Office - Proper	388,324,000	68,829,000	457,153,000
Alcadesma National High School	27,640,000	1,576,000	29,216,000
Aurelio Arago Memorial National High School	71,584,000	2,760,000	74,344,000
Aurora National High School	22,850,000	1,553,000	24,403,000
Baco National High School	67,142,000	3,372,000	70,514,000
Balugo National High School	25,612,000	1,543,000	27,155,000
Bansud National High School (Regional Science High School for MIMAROPA)	19,310,000	2,486,000	21,796,000
Bulalacao National High School	43,842,000	2,436,000	46,278,000
Bulbugan National High School	28,854,000	2,011,000	30,865,000
Dangay National High School	34,573,000	2,312,000	36,885,000
Dayhagan National High School	21,241,000	1,463,000	22,704,000
Domingo Yu Chu National High School	46,434,000	2,625,000	49,059,000
Doroteo S. Mendoza, Sr. Memorial National High School	23,713,000	1,814,000	25,527,000
Fe del Mundo National High School	51,017,000	2,924,000	53,941,000
Inarawan National High School	17,897,000	1,399,000	19,296,000
Kaligtasan National High School	18,386,000	1,281,000	19,667,000
Labasan National High School (Bongabong SOF)	16,747,000	1,033,000	17,780,000
Leuteboro National High School	58,699,000	3,846,000	62,545,000
Marcelo Cabrera Vocational High School	34,010,000	2,266,000	36,276,000
Masaguisi National High School	19,596,000	1,380,000	20,976,000

JANUARY 5, 2026	OFFICIAL GAZETTE	359
DEPARTMENT OF EDUCATION

Melgar National High School	14,757,000	1,081,000	15,838,000
Nabuslot National High School	61,471,000	3,110,000	64,581,000
Naujan Municipal High School	32,089,000	2,030,000	34,119,000
Pag-asa National High School	25,672,000	1,941,000	27,613,000
Pambisan National High School	19,392,000	1,451,000	20,843,000
Pili National High School	24,672,000	1,606,000	26,278,000
Porfirio Comia Memorial High School (Barcenaga National High School)	43,511,000	2,605,000	46,116,000
President Diosdado Macapagal Memorial National High School	39,341,000	2,550,000	41,891,000
Puerto Galera National High School	60,005,000	2,904,000	62,909,000
Quinabigan National High School	24,374,000	1,783,000	26,157,000
San Agustin National High School	34,778,000	1,545,000	36,323,000
San Mariano National High School	30,014,000	2,274,000	32,288,000
San Teodoro National High School	29,937,000	1,880,000	31,817,000
Vicente B. Ylagan National High School	19,874,000	1,462,000	21,336,000
Villa Pag-asa National High School	22,288,000	1,492,000	23,780,000

Division of Palawan	2,029,829,000	223,409,000	2,253,238,000

Division Office - Proper	1,132,316,000	157,807,000	1,290,123,000
Abongan National High School	17,000,000	1,504,000	18,504,000
Aborlan National High School	21,045,000	1,951,000	22,996,000
Araceli National High School	15,293,000	1,582,000	16,875,000
Aramaywan National High School	19,052,000	1,445,000	20,497,000
Balabac National High School	26,794,000	1,557,000	28,351,000
Bataraza National High School	38,329,000	3,426,000	41,755,000
Brooke’s Point National High School	47,778,000	3,931,000	51,709,000
Central Taytay National High School	44,496,000	3,719,000	48,215,000
Coron School of Fisheries	61,213,000	4,251,000	65,464,000
Culion National High School (Culion Sanitarium Special School)	31,160,000	1,709,000	32,869,000
Cuyo High School	14,349,000	1,572,000	15,921,000
El Nido National High School	33,985,000	2,300,000	36,285,000
Gaudencio Abordo Memorial National High School	31,698,000	1,314,000	33,012,000
Governor Alfredo Abueg, Sr. National Technology and Vocational Memorial High School	21,703,000	1,652,000	23,355,000
Jose P. Rizal National High School	32,689,000	2,550,000	35,239,000
Magara School for Philippine Craftsmen	20,328,000	1,519,000	21,847,000
Narra Integrated School	60,090,000	4,150,000	64,240,000
Panacan National High School	17,529,000	1,412,000	18,941,000
Plaridel National High School	20,809,000	1,366,000	22,175,000
Princesa Urduja National High School	27,010,000	2,128,000	29,138,000
Pulot National High School	39,490,000	2,964,000	42,454,000
Quezon National High School	60,813,000	3,664,000	64,477,000
Rio Tuba National High School	38,657,000	3,719,000	42,376,000
Roxas National Comprehensive High School	80,839,000	4,607,000	85,446,000
Salvacion National High School	29,282,000	1,818,000	31,100,000
San Vicente National High School	28,449,000	2,406,000	30,855,000
Sta. Teresita National High School	17,633,000	1,386,000	19,019,000

Division of Puerto Princesa City	555,627,000	48,126,000	603,753,000

Division Office - Proper	152,546,000	22,775,000	175,321,000
Irawan National High School	15,846,000	1,303,000	17,149,000
Mangingisda National High School	16,269,000	1,523,000	17,792,000
Marcelino Abadiano Javarez National High School	17,560,000	1,082,000	18,642,000
Palawan National School	162,297,000	10,501,000	172,798,000

360	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

San Jose National High School	58,853,000	5,619,000	64,472,000
San Miguel National High School	63,859,000	2,793,000	66,652,000
Sicsican National High School	68,397,000	2,530,000	70,927,000

Division of Romblon	820,635,000	71,385,000	892,020,000

Division Office - Proper	234,985,000	31,488,000	266,473,000
Agnipa National High School	19,738,000	1,327,000	21,065,000
Alcantara National High School	32,940,000	2,189,000	35,129,000
Banton National High School	16,345,000	1,137,000	17,482,000
Cajidiocan National High School	33,058,000	2,575,000	35,633,000
Calatrava National High School	23,553,000	1,950,000	25,503,000
Concepcion National High School	14,905,000	891,000	15,796,000
Corcuera National High School	15,931,000	1,106,000	17,037,000
Don Carlos M. Mejias Memorial National High School	31,227,000	2,142,000	33,369,000
España National High School	18,346,000	1,355,000	19,701,000
Esteban Madrona National High School (Bachawan National High School)	16,819,000	1,195,000	18,014,000
Libertad National High School	16,341,000	1,154,000	17,495,000
Looc National High School	69,956,000	3,755,000	73,711,000
Mabini National High School	15,084,000	1,279,000	16,363,000
Macario Molina National High School	18,449,000	1,237,000	19,686,000
Magdiwang National High School	37,322,000	2,916,000	40,238,000
Odiongan National High School	54,330,000	3,515,000	57,845,000
Romblon National High School, Romblon	64,355,000	3,981,000	68,336,000
San Andres National High School (RCFF - San Andres)	29,440,000	2,071,000	31,511,000
San Jose Agricultural High School	32,662,000	2,107,000	34,769,000
Sta. Fe National High School (Guinbirayan National High School - Sta. Fe Extension)	24,849,000	2,015,000	26,864,000
Region V - Bicol	13,595,542,000	1,158,568,000	14,754,110,000

Division of Albay	1,993,168,000	152,833,000	2,146,001,000

Division Office - Proper	547,746,000	57,520,000	605,266,000
Anislag National High School	70,538,000	3,782,000	74,320,000
Balogo High School	19,023,000	1,528,000	20,551,000
Bariw National High School	22,076,000	1,353,000	23,429,000
Bonga National High School	20,423,000	1,441,000	21,864,000
Buga High School, Libon	24,222,000	1,797,000	26,019,000
Cabasan National High School	18,693,000	1,501,000	20,194,000
Cotmon National High School	25,638,000	2,115,000	27,753,000
Daraga National High School	109,216,000	8,391,000	117,607,000
Ilawod High School	35,457,000	3,129,000	38,586,000
Itaran National High School	34,321,000	2,002,000	36,323,000
Jovellar National High School	28,112,000	1,969,000	30,081,000
Kilicao High School	28,197,000	1,310,000	29,507,000
Libon Agro-Industrial High School	38,469,000	2,574,000	41,043,000
Lower Binogsacan National High School	16,079,000	1,417,000	17,496,000
Malabog National High School	53,600,000	3,088,000	56,688,000
Malilipot National High School	19,851,000	1,422,000	21,273,000
Malinao National High School	61,550,000	3,786,000	65,336,000
Malipo National High School	19,566,000	1,591,000	21,157,000
Manito National High School	34,977,000	2,822,000	37,799,000
Maramba National High School	21,937,000	1,319,000	23,256,000
Marcial O. Rañola Memorial High School	133,116,000	7,653,000	140,769,000

JANUARY 5, 2026	OFFICIAL GAZETTE	361
DEPARTMENT OF EDUCATION

Masarawag National High School	19,550,000	1,465,000	21,015,000
Mauraro National High School	25,554,000	2,001,000	27,555,000
Naga National High School	53,638,000	3,700,000	57,338,000
Oas Polytechnic School	40,630,000	2,254,000	42,884,000
Pantao National High School	26,001,000	1,877,000	27,878,000
Pili National High School	20,724,000	1,242,000	21,966,000
Pioduran National High School	31,997,000	2,003,000	34,000,000
Polangui General Comprehensive High School	107,439,000	5,750,000	113,189,000
Ponso National High School	27,509,000	1,985,000	29,494,000
Rapu-rapu National High School	32,472,000	2,107,000	34,579,000
Saban National High School	18,195,000	1,281,000	19,476,000
San Antonio National High School, Malilipot	12,195,000	1,033,000	13,228,000
San Jose National High School, Malilipot	41,709,000	3,081,000	44,790,000
Sto. Domingo National High School	59,025,000	3,840,000	62,865,000
Tiwi Agro-Industrial School	46,670,000	2,293,000	48,963,000
Villahermosa National High School	16,000,000	1,215,000	17,215,000
Vinisitahan National High School	31,053,000	2,196,000	33,249,000

Division of Camarines Norte	1,297,697,000	114,365,000	1,412,062,000

Division Office - Proper	294,098,000	40,310,000	334,408,000
Alawihao National High School	34,711,000	2,298,000	37,009,000
Bagong Silang I High School	19,969,000	1,541,000	21,510,000
Basud National High School	64,177,000	4,260,000	68,437,000
Batobalani National High School	32,334,000	2,370,000	34,704,000
Camarines Norte High School	60,174,000	5,411,000	65,585,000
D. Q. Liwag National High School	31,074,000	2,084,000	33,158,000
Daguit National High School	17,672,000	1,220,000	18,892,000
Delia Diezmo National High School	19,795,000	1,395,000	21,190,000
Froilan Lopez High School	20,188,000	1,906,000	22,094,000
Gonzalo Aler National High School	24,332,000	1,776,000	26,108,000
Jose Panganiban National High School	93,315,000	6,238,000	99,553,000
Labo National High School	18,267,000	1,417,000	19,684,000
Labo Science and Technology High School	23,082,000	2,195,000	25,277,000
Larap National High School	24,558,000	1,983,000	26,541,000
Leocadio Alejo Entienza High School, Sta. Elena	19,364,000	1,413,000	20,777,000
Manguisoc National High School	18,601,000	1,735,000	20,336,000
Mercedes High School	22,911,000	1,751,000	24,662,000
Moreno Integrated School	75,752,000	4,820,000	80,572,000
Pablo S. Villafuerte High School, Mercedes	13,779,000	1,123,000	14,902,000
Paracale National High School	59,234,000	4,716,000	63,950,000
Rizal National High School	33,413,000	2,035,000	35,448,000
San Felipe National High School	27,286,000	1,815,000	29,101,000
San Lorenzo Ruiz National High School (Matacong NHS)	19,413,000	1,773,000	21,186,000
San Roque High School	31,509,000	2,304,000	33,813,000
Tabas National High School	14,677,000	1,585,000	16,262,000
Talobatib High School	17,830,000	1,479,000	19,309,000
Tigbinan National High School	22,832,000	1,752,000	24,584,000
Tulay Na Lupa National High School	37,175,000	2,186,000	39,361,000
Vicente L. Basit Memorial High School	19,191,000	1,290,000	20,481,000
Vinzons Pilot High School	86,984,000	6,184,000	93,168,000

Division of Camarines Sur	3,679,383,000	326,691,000	4,006,074,000

Division Office - Proper	1,471,793,000	173,242,000	1,645,035,000
Agdangan National High School	17,042,000	1,463,000	18,505,000
Antipolo National High School, Minalabac	21,088,000	1,822,000	22,910,000
Baao National High School	60,113,000	4,076,000	64,189,000

362	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Barcelonita Fishery School	23,861,000	1,847,000	25,708,000
Bato National High School	31,952,000	2,319,000	34,271,000
Bikal Fishery School	22,369,000	1,460,000	23,829,000
Binanuaanan High School	16,176,000	1,249,000	17,425,000
Bula National High School	45,551,000	2,999,000	48,550,000
Calabanga National Science High School (Calabanga National High School)	74,014,000	4,173,000	78,187,000
Colacling National High School	23,283,000	2,026,000	25,309,000
Del Gallego National High School	28,311,000	2,181,000	30,492,000
Don M. Gonzalvo Memorial High School	22,059,000	1,572,000	23,631,000
Don M. Veneracion National High School	21,558,000	1,582,000	23,140,000
Don Servillano Platon Memorial National High School	59,607,000	4,159,000	63,766,000
Dr. Rodolfo V. Pamor, Jr. Memorial National High School	36,959,000	2,131,000	39,090,000
Gainza National High School	18,560,000	1,558,000	20,118,000
Goa National High School	45,884,000	3,688,000	49,572,000
Godofredo Reyes, Sr. National High School	23,466,000	1,754,000	25,220,000
Hanawan National High School	23,099,000	1,994,000	25,093,000
Hobo National High School	19,262,000	1,470,000	20,732,000
Homobono H. Gonzalez National High School	19,001,000	1,378,000	20,379,000
Jose C. Prevosa National High School	19,884,000	1,715,000	21,599,000
Juan F. Triviño Memorial High School	30,930,000	2,353,000	33,283,000
Juan L. Filipino Memorial High School	19,542,000	1,327,000	20,869,000
La Purisima National High School	32,020,000	2,043,000	34,063,000
Magarao National High School, Magarao	30,362,000	2,251,000	32,613,000
Malawag National High School	18,472,000	1,314,000	19,786,000
Mambulo Nuevo High School	21,852,000	1,594,000	23,446,000
Maura N. Sibulo National High School	16,739,000	1,358,000	18,097,000
Milaor National High School	41,197,000	2,514,000	43,711,000
Minalabac National High School	24,314,000	1,802,000	26,116,000
Nabua National High School	131,576,000	7,561,000	139,137,000
Nato National High School	34,089,000	2,497,000	36,586,000
Ocampo National High School	59,151,000	4,125,000	63,276,000
Palsong National High School	31,996,000	1,980,000	33,976,000
Pamplona National High School	33,400,000	2,888,000	36,288,000
Pamukid National High School	30,589,000	2,189,000	32,778,000
Partido Agro - Industrial National High School	22,034,000	2,086,000	24,120,000
Pili National High School - Pili	70,431,000	3,494,000	73,925,000
Pinaglabanan High School	30,559,000	2,545,000	33,104,000
Quipayo National High School	34,810,000	2,409,000	37,219,000
Ragay National Agricultural and Fisheries School	34,987,000	1,844,000	36,831,000
Rodriguez National High School	27,759,000	1,970,000	29,729,000
Salvacion National High School - Bato	21,432,000	1,456,000	22,888,000
San Fernando National High School	30,174,000	2,237,000	32,411,000
San Isidro National High School - Libmanan	32,823,000	2,771,000	35,594,000
San Jose National High School, San Jose	34,367,000	2,732,000	37,099,000
San Jose Pili National High School	42,331,000	3,290,000	45,621,000
San Juan National High School	38,231,000	3,045,000	41,276,000
San Rafael National High School	74,828,000	4,695,000	79,523,000
San Ramon National High School - Lagonoy	32,266,000	2,443,000	34,709,000
San Vicente National High School - Buhi	59,406,000	2,408,000	61,814,000
Sipocot National High School	63,982,000	3,379,000	67,361,000
Siruma National High School	18,044,000	1,300,000	19,344,000
Sta. Cruz National High School	25,045,000	1,839,000	26,884,000
Sta. Justina National High School	38,656,000	2,363,000	41,019,000
Sta. Lutgarda National High School	28,027,000	2,311,000	30,338,000
Sto. Tomas National High School	48,439,000	3,225,000	51,664,000

JANUARY 5, 2026	OFFICIAL GAZETTE	363
DEPARTMENT OF EDUCATION

Sulpicio A. Roco National High School	17,083,000	1,443,000	18,526,000
Tamban National High School	21,254,000	1,744,000	22,998,000
Tandaay Provincial High School	20,164,000	1,630,000	21,794,000
Tawog National High School	36,527,000	2,625,000	39,152,000
Tomas A. Andaya, Sr. National High School	27,087,000	2,008,000	29,095,000
Villazar National High School	24,059,000	1,870,000	25,929,000
Vivencio Obias - Kinalansan National High School	23,457,000	1,875,000	25,332,000

Division of Catanduanes	728,592,000	58,528,000	787,120,000

Division Office - Proper	253,361,000	26,833,000	280,194,000
Bagamanoc Rural Development High School	22,139,000	1,490,000	23,629,000
Baras Rural Development High School	31,530,000	2,153,000	33,683,000
Bato Rural Development High School	33,844,000	2,494,000	36,338,000
Calatagan High School	26,239,000	2,076,000	28,315,000
Caramoran Rural Development High School	24,845,000	1,515,000	26,360,000
Caramoran School of Fisheries	19,376,000	1,243,000	20,619,000
Catanduanes National High School	104,868,000	6,138,000	111,006,000
Gigmoto Rural Development High School	19,013,000	1,422,000	20,435,000
Pandan School of Arts and Trades	43,068,000	2,899,000	45,967,000
San Andres Vocational School	49,202,000	3,132,000	52,334,000
San Miguel Rural Development High School	33,446,000	2,036,000	35,482,000
Supang-Datag National High School	16,427,000	1,329,000	17,756,000
Tubli National High School	21,075,000	1,737,000	22,812,000
Viga Rural Development High School	30,159,000	2,031,000	32,190,000

Division of Iriga City	246,779,000	22,348,000	269,127,000

Division Office - Proper	63,873,000	9,703,000	73,576,000
Perpetual Help National High School	27,033,000	1,904,000	28,937,000
Rinconada National Technical Vocational School	50,199,000	3,401,000	53,600,000
Sagrada National High School	14,579,000	1,120,000	15,699,000
San Antonio National High School, Iriga City	17,713,000	1,307,000	19,020,000
Zeferino Arroyo High School	73,382,000	4,913,000	78,295,000

Division of Legazpi City	361,812,000	29,818,000	391,630,000

Division Office - Proper	78,345,000	10,954,000	89,299,000
Arimbay High School	20,724,000	1,569,000	22,293,000
Banquerohan National High School	38,977,000	2,671,000	41,648,000
Cabangan High School	48,991,000	2,771,000	51,762,000
Homapon High School	21,797,000	1,858,000	23,655,000
Legazpi City National High School	83,677,000	4,699,000	88,376,000
Legazpi City Science High School	20,958,000	1,708,000	22,666,000
Oro Site High School	48,343,000	3,588,000	51,931,000

Division of Ligao City	315,704,000	26,351,000	342,055,000

Division Office - Proper	107,860,000	8,897,000	116,757,000
Bacong High School	18,011,000	1,615,000	19,626,000
Bicol Regional Science High School	16,108,000	3,132,000	19,240,000
Deogracias P. Princesa Memorial High School	27,082,000	1,936,000	29,018,000
Ligao National High School	122,565,000	8,922,000	131,487,000
Paulba National High School	24,078,000	1,849,000	25,927,000

Division of Masbate	1,842,001,000	182,054,000	2,024,055,000

Division Office - Proper	1,139,129,000	134,656,000	1,273,785,000

364	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Andres Clemente, Jr. National High School	31,681,000	2,428,000	34,109,000
Aroroy National High School	66,357,000	3,683,000	70,040,000
Badiang National High School	16,757,000	1,047,000	17,804,000
Bagahanglad National High School	15,911,000	1,234,000	17,145,000
Baleno National High School	24,544,000	1,834,000	26,378,000
Balud National High School	20,006,000	1,822,000	21,828,000
Buenavista National High School	39,964,000	2,952,000	42,916,000
Cataingan National High School	72,741,000	4,511,000	77,252,000
Del Carmen National High School	37,887,000	2,330,000	40,217,000
Dimasalang National High School	54,708,000	3,552,000	58,260,000
Federico A. Estipona Memorial High School	41,663,000	2,889,000	44,552,000
Luy-a National High School	22,471,000	1,452,000	23,923,000
Masbate School of Fisheries	33,065,000	2,319,000	35,384,000
Mobo National High School	40,236,000	2,325,000	42,561,000
Monreal National High School	26,993,000	1,887,000	28,880,000
Panique National High School	25,676,000	1,773,000	27,449,000
Pawican National High School	16,090,000	1,297,000	17,387,000
Salvador Arollado, Sr. Memorial High School	20,412,000	1,800,000	22,212,000
San Jacinto National High School	38,094,000	2,759,000	40,853,000
San Pascual National High School	37,113,000	2,301,000	39,414,000
Villahermosa National High School	20,503,000	1,203,000	21,706,000

Division of Masbate City	234,162,000	20,582,000	254,744,000

Division Office - Proper	74,271,000	9,628,000	83,899,000
Capitolina O. Legaspi Memorial High School (E. Legaspi, Sr. National High School)	23,002,000	2,121,000	25,123,000
Masbate National Comprehensive High School	136,889,000	8,833,000	145,722,000

Division of Naga City	432,621,000	34,134,000	466,755,000

Division Office - Proper	17,478,000	6,115,000	23,593,000
Camarines Sur National High School	215,815,000	12,597,000	228,412,000
Cararayan National High School	38,897,000	2,875,000	41,772,000
Carolina National High School	28,041,000	1,934,000	29,975,000
Concepcion Pequeña National High School	32,484,000	2,309,000	34,793,000
Leon Q. Mercado High School	17,576,000	1,642,000	19,218,000
Naga City School of Arts and Trades (Sabang High School, Naga City)	35,535,000	2,965,000	38,500,000
Naga City Science High School	18,342,000	1,778,000	20,120,000
Tinago National High School	28,453,000	1,919,000	30,372,000

Division of Sorsogon	1,644,830,000	129,159,000	1,773,989,000

Division Office - Proper	498,114,000	55,549,000	553,663,000
Abucay National High School	26,728,000	1,569,000	28,297,000
Barcelona National Comprehensive High School	34,921,000	2,473,000	37,394,000
Biriran National High School	16,841,000	1,131,000	17,972,000
Buhang National High School	19,061,000	1,385,000	20,446,000
Bulacao National High School	13,715,000	883,000	14,598,000
Bulan National High School	88,165,000	4,908,000	93,073,000
Bulusan High School	29,152,000	2,254,000	31,406,000
Calao National High School	13,057,000	1,120,000	14,177,000
Casiguran Technical Vocational School	73,696,000	4,835,000	78,531,000
Castilla National High School	11,621,000	1,194,000	12,815,000
Cumadcad National High School	41,729,000	3,071,000	44,800,000
Dinapa National High School	17,152,000	1,375,000	18,527,000
Donsol National Comprehensive High School	92,014,000	4,517,000	96,531,000

JANUARY 5, 2026	OFFICIAL GAZETTE	365
DEPARTMENT OF EDUCATION

Donsol Vocational High School	45,134,000	1,770,000	46,904,000
Gabao National High School	25,133,000	1,795,000	26,928,000
Gallanosa National High School	114,781,000	5,984,000	120,765,000
Gubat National High School	89,381,000	5,149,000	94,530,000
Juban High School (Beriran-Juban Extension)	28,398,000	2,329,000	30,727,000
Macalaya National High School	17,612,000	1,271,000	18,883,000
Magallanes National High School	30,722,000	2,220,000	32,942,000
Magallanes National Vocational High School	25,208,000	1,403,000	26,611,000
Matnog National High School	57,146,000	3,782,000	60,928,000
Pilar National Comprehensive High School	56,917,000	3,610,000	60,527,000
Prieto Diaz National High School	31,669,000	2,568,000	34,237,000
Salvacion National High School	29,459,000	2,334,000	31,793,000
San Francisco National High School	29,251,000	1,931,000	31,182,000
San Isidro National High School (Bulan)	15,215,000	1,302,000	16,517,000
San Juan National High School	16,361,000	1,455,000	17,816,000
Sta. Magdalena National High School	35,582,000	2,654,000	38,236,000
Talaonga National High School	20,895,000	1,338,000	22,233,000

Division of Sorsogon City	408,557,000	31,342,000	439,899,000

Division Office - Proper	89,668,000	9,906,000	99,574,000
Abuyog National High School	20,111,000	1,541,000	21,652,000
Celestino G. Tabuena Memorial National High School	22,658,000	1,894,000	24,552,000
Panlayaan National High School	19,152,000	1,471,000	20,623,000
Rawis National High School	32,911,000	2,439,000	35,350,000
Rizal Integrated National School	26,204,000	1,654,000	27,858,000
San Isidro National High School, Bacon	13,274,000	1,098,000	14,372,000
Sorsogon National High School	184,579,000	11,339,000	195,918,000

Division of Tabaco City	410,236,000	30,363,000	440,599,000

Division Office - Proper	53,621,000	5,200,000	58,821,000
Bantayan National High School	28,054,000	2,179,000	30,233,000
San Antonio National High School, Tabaco	44,593,000	2,793,000	47,386,000
San Lorenzo National High School	43,867,000	2,966,000	46,833,000
San Miguel National High School	23,233,000	1,725,000	24,958,000
Tabaco National High School	216,868,000	15,500,000	232,368,000

Region VI - Western Visayas	9,218,381,000	807,575,000	10,025,956,000

Division of Aklan	1,210,642,000	109,041,000	1,319,683,000

Division Office - Proper	332,005,000	37,571,000	369,576,000
Aguinaldo T. Repiedad, Sr. Integrated School	18,418,000	1,406,000	19,824,000
Aklan National High School for Arts and Trades	45,963,000	3,488,000	49,451,000
Altavas National School	47,619,000	3,066,000	50,685,000
Bacan National High School	18,968,000	1,701,000	20,669,000
Batan Academy (A National High School)	22,293,000	1,355,000	23,648,000
Bay-ang Mapag-ong National High School	10,520,000	876,000	11,396,000
Boracay National High School	30,660,000	2,130,000	32,790,000
Buruanga Vocational School	35,953,000	2,809,000	38,762,000
Calizo National High School	8,178,000	827,000	9,005,000
Camaligan National High School	13,277,000	1,067,000	14,344,000
Camanci National High School	6,528,000	701,000	7,229,000
Candelaria National High School	18,180,000	1,557,000	19,737,000
Ciriaco L. Icamina, Sr. National High School (Bulabod National High School)	7,686,000	788,000	8,474,000

366	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Daja Sur National High School	7,261,000	735,000	7,996,000
Dr. Ramon B. Legaspi, Sr. National High School	12,454,000	1,144,000	13,598,000
Father Julian C. Rago Memorial High School	12,954,000	1,137,000	14,091,000
Gaudencio L. Vega National High School	13,124,000	1,206,000	14,330,000
Jose Borromeo Legaspi National High School	12,761,000	1,179,000	13,940,000
Libacao National Forestry Vocational High School	39,151,000	2,366,000	41,517,000
Liloan National High School	6,249,000	735,000	6,984,000
Linabuan National High School	19,954,000	1,921,000	21,875,000
Linayasan National High School	11,023,000	1,184,000	12,207,000
Madalag National High School	23,175,000	1,621,000	24,796,000
Makato Integrated School	23,982,000	2,003,000	25,985,000
Malay National High School	29,774,000	2,617,000	32,391,000
Malinao School for Philippine Craftsmen	30,349,000	1,788,000	32,137,000
Maloco National High School	18,802,000	1,366,000	20,168,000
Naile National High School	15,730,000	1,223,000	16,953,000
Naisud National High School	14,630,000	1,394,000	16,024,000
Navitas National High School	4,902,000	574,000	5,476,000
New Washington National Comprehensive High School	40,347,000	3,096,000	43,443,000
Numancia Integrated School	26,909,000	2,297,000	29,206,000
Numancia National School of Fisheries	24,244,000	1,645,000	25,889,000
Ochando National High School	15,618,000	1,251,000	16,869,000
Ondoy National High School	12,912,000	1,186,000	14,098,000
Panayakan National High School	9,406,000	854,000	10,260,000
Petronilo C. Ibadlit National High School (Badiangan National High School)	8,679,000	662,000	9,341,000
Regional Science High School for Region VI	24,254,000	3,411,000	27,665,000
Rizal J. Rodriguez, Sr. National High School	8,639,000	859,000	9,498,000
Rosario National High School	7,656,000	788,000	8,444,000
Solido National High School	14,907,000	1,111,000	16,018,000
Tangalan National High School	23,910,000	2,000,000	25,910,000
Toledo National High School	27,301,000	2,121,000	29,422,000
Torralba National High School	12,764,000	1,024,000	13,788,000
Unidos National High School	17,461,000	1,479,000	18,940,000
Union National High School	23,112,000	1,722,000	24,834,000

Division of Antique	1,156,653,000	106,407,000	1,263,060,000

Division Office - Proper	122,315,000	20,702,000	143,017,000
Antique National High School	126,764,000	8,589,000	135,353,000
Antique Vocational School	63,360,000	4,632,000	67,992,000
Aureliana National High School	35,210,000	2,423,000	37,633,000
Barangbang National High School	19,384,000	1,490,000	20,874,000
Barasanan National High School	8,915,000	960,000	9,875,000
Barbaza National High School	32,395,000	2,521,000	34,916,000
Belison National School	35,711,000	2,687,000	38,398,000
Bitadton National High School	14,496,000	1,244,000	15,740,000
Buhang National High School	13,320,000	1,329,000	14,649,000
Caluya National High School	30,617,000	2,169,000	32,786,000
Col. Ruperto Abellon National School	31,277,000	2,357,000	33,634,000
Concepcion L. Cazenas Memorial School	23,891,000	1,846,000	25,737,000
Diclum National High School	13,334,000	992,000	14,326,000
Egaña National High School	12,843,000	1,267,000	14,110,000
Gamad Sto. Tomas National High School	4,174,000	751,000	4,925,000
Gen. Leandro Fullon National School	19,788,000	1,458,000	21,246,000
Gideon M. Cabigunda Memorial School	16,848,000	1,535,000	18,383,000
Gov. Julio Macuja Memorial Comprehensive High School (Iraya National High School)	18,981,000	1,797,000	20,778,000
Governor Julian Fullon Pacificador National School	18,170,000	1,489,000	19,659,000

JANUARY 5, 2026	OFFICIAL GAZETTE	367
DEPARTMENT OF EDUCATION

Igburi National High School	12,413,000	1,361,000	13,774,000
Igcado National High School	3,146,000	577,000	3,723,000
Igpalge National High School	8,405,000	700,000	9,105,000
Laua-an National High School	18,584,000	1,729,000	20,313,000
Libertad National Vocational High School	27,335,000	2,388,000	29,723,000
Lirio M. Escaño, Sr. National School	24,416,000	1,993,000	26,409,000
Mag-aba National High School	14,879,000	1,524,000	16,403,000
Moscoso-Rios National High School	30,901,000	2,654,000	33,555,000
Northern Antique Vocational School	53,543,000	5,060,000	58,603,000
Northern Bugasong National High School	12,268,000	823,000	13,091,000
Pandan National Vocational High School	27,040,000	2,671,000	29,711,000
Pangpang National High School	15,883,000	1,225,000	17,108,000
Pascual M. Osuyos Memorial High School (Aras-asan National High School)	6,740,000	810,000	7,550,000
Patria National High School	13,592,000	1,107,000	14,699,000
Pis-anan National High School	24,917,000	1,843,000	26,760,000
San Antonio National High School	9,562,000	837,000	10,399,000
San Pedro National High School	17,600,000	1,513,000	19,113,000
San Roque Ezpeleta National High School	12,732,000	1,494,000	14,226,000
Sibalom National High School	39,091,000	3,613,000	42,704,000
Sido-San Juan National High School	17,065,000	830,000	17,895,000
Southern Bugasong National High School	9,511,000	943,000	10,454,000
Sta. Ana National High School	7,242,000	739,000	7,981,000
Sta. Justa National High School	19,423,000	1,689,000	21,112,000
Tario Lim National Memorial High School	26,491,000	2,016,000	28,507,000
Tinogboc National High School	8,125,000	827,000	8,952,000
Union National High School	12,069,000	1,279,000	13,348,000
Valderrama National High School	21,887,000	1,924,000	23,811,000

Division of Capiz	1,359,647,000	112,777,000	1,472,424,000

Division Office - Proper	166,195,000	24,594,000	190,789,000
Arturo Jugo National High School	7,646,000	744,000	8,390,000
Bongsuan National High School	23,161,000	1,690,000	24,851,000
Camburanan National High School	8,275,000	861,000	9,136,000
Candelaria National High School	11,257,000	982,000	12,239,000
Capiz National High School	134,303,000	7,606,000	141,909,000
Casanayan National High School	18,988,000	1,688,000	20,676,000
Col. Patrocenio Artuz National High School	19,156,000	1,664,000	20,820,000
Commissioner Luis R. Asis National High School	40,342,000	3,028,000	43,370,000
Concepcion Castro Garcia National High School	18,442,000	1,411,000	19,853,000
Cuartero National High School	29,828,000	2,184,000	32,012,000
Dao National High School	27,026,000	2,375,000	29,401,000
David Moises Memorial High School (Balit National High School)	16,192,000	1,484,000	17,676,000
Don Felix Balgos Memorial National High School	14,150,000	1,018,000	15,168,000
Dr. Vicente V. Andaya, Sr. National High School	47,641,000	3,243,000	50,884,000
Dulangan National High School	16,560,000	1,443,000	18,003,000
Dumalag Central National High School	30,666,000	3,306,000	33,972,000
Estefania Montemayor National High School	30,546,000	2,244,000	32,790,000
Feliciano Yusay Consing National High School	54,921,000	3,911,000	58,832,000
Florentina Batoampo Degala National High School	16,733,000	1,312,000	18,045,000
Hipona National High School	39,614,000	2,826,000	42,440,000
Ivisan National High School	50,617,000	3,681,000	54,298,000
Jagnaya National High School	18,590,000	1,298,000	19,888,000
Jamindan National High School	42,449,000	2,907,000	45,356,000
Leodegario De Ocampo, Sr. National High School (Capagao National High School)	12,720,000	917,000	13,637,000

368	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Lucero National High School	15,088,000	1,062,000	16,150,000
Maayon National High School	46,581,000	3,272,000	49,853,000
Macario Delfin Bermejo National High School (Jaena Norte)	13,784,000	1,278,000	15,062,000
Maindang National High School	19,021,000	1,454,000	20,475,000
Malonoy National High School	18,242,000	1,245,000	19,487,000
Mambusao East National High School (Extension of David Moises Memorial High School)	14,152,000	1,096,000	15,248,000
Mambusao National High School (David Moises National High School - Mambusao West Extension)	28,346,000	2,178,000	30,524,000
Manuel F. Onato Memorial High School	15,128,000	1,229,000	16,357,000
Marciano Patricio National High School (Pilar National High School)	28,718,000	2,463,000	31,181,000
Mayor Ramon A. Benjamin, Sr. Memorial High School	15,961,000	1,377,000	17,338,000
Panitan National High School	58,272,000	3,688,000	61,960,000
Pontevedra National High School	50,071,000	3,753,000	53,824,000
Putian National High School	9,789,000	815,000	10,604,000
San Nicolas National High School, Pilar	14,198,000	1,244,000	15,442,000
San Nicolas National High School, Tapaz	16,517,000	1,079,000	17,596,000
Sapian National High School	42,722,000	2,943,000	45,665,000
Tapaz National High School	34,346,000	2,565,000	36,911,000
Tuburan National High School - F. Degala National High School Extension	22,693,000	1,619,000	24,312,000

Division of Guimaras	385,226,000	31,261,000	416,487,000

Division Office - Proper	58,859,000	6,094,000	64,953,000
Alegria National High School	11,526,000	1,033,000	12,559,000
Buenavista National High School	48,216,000	3,518,000	51,734,000
Cabalagnan National High School	17,996,000	1,331,000	19,327,000
Desiderio C. Gange National High School	23,378,000	2,106,000	25,484,000
Dr. Catalino Gallego Nava Memorial High School	24,605,000	2,016,000	26,621,000
East Valencia National High School	16,801,000	1,189,000	17,990,000
Getulio National High School	7,505,000	761,000	8,266,000
Jordan National High School	40,926,000	2,958,000	43,884,000
Nueva Valencia National High School	36,457,000	2,506,000	38,963,000
Remedios E. Vilches - San Lorenzo National High School	25,213,000	2,187,000	27,400,000
Salvacion National High School	19,746,000	1,507,000	21,253,000
Simeon J. Jabasa National High School	16,178,000	1,331,000	17,509,000
Trinidad V. Canja - Sta. Teresa National High School (Sta. Teresa National High School)	37,820,000	2,724,000	40,544,000

Division of Iloilo	4,036,335,000	355,617,000	4,391,952,000

Division Office - Proper	692,443,000	98,517,000	790,960,000
Abangay National High School	13,391,000	1,014,000	14,405,000
Acao National High School	5,140,000	676,000	5,816,000
Ajuy National High School	45,915,000	3,254,000	49,169,000
Alcarde-Gustilo Memorial National High School	19,543,000	1,433,000	20,976,000
Alejandro Firmeza Memorial National High School	16,401,000	1,169,000	17,570,000
Alimodian National Comprehensive High School	50,517,000	3,481,000	53,998,000
Ambrosio Maido Memorial National High School	5,879,000	684,000	6,563,000
Anilao National High School	40,180,000	3,164,000	43,344,000
Ardemil National High School	10,756,000	1,018,000	11,774,000
Aurea Belonia Memorial High School	7,452,000	817,000	8,269,000
Badiangan National High School	22,706,000	1,842,000	24,548,000
Badlan National High School	8,755,000	1,046,000	9,801,000

JANUARY 5, 2026	OFFICIAL GAZETTE	369
DEPARTMENT OF EDUCATION

Balasan National High School	74,054,000	5,660,000	79,714,000
Banate National High School	59,794,000	4,149,000	63,943,000
Barosong National High School	7,976,000	841,000	8,817,000
Barotac Nuevo Comprehensive National High School	74,264,000	5,221,000	79,485,000
Barotac Viejo National High School	65,387,000	4,654,000	70,041,000
Barroc National High School	11,516,000	1,142,000	12,658,000
Batad National High School	27,600,000	2,961,000	30,561,000
Batuan-Cadinglian National High School	9,682,000	989,000	10,671,000
Bay-ang National High School	7,583,000	837,000	8,420,000
Binabaan National High School	13,100,000	1,225,000	14,325,000
Binaliuan National High School	11,696,000	1,130,000	12,826,000
Bingawan National High School	21,134,000	1,951,000	23,085,000
Bololacao National High School	10,375,000	1,028,000	11,403,000
Botong Cabanbanan National High School	21,056,000	1,499,000	22,555,000
Buayahon Bantay National High School	6,185,000	628,000	6,813,000
Bucari National High School	9,579,000	859,000	10,438,000
Buga National High School	13,351,000	1,234,000	14,585,000
Burak National High School	5,470,000	684,000	6,154,000
Cabatuan National Comprehensive High School	93,561,000	6,584,000	100,145,000
Cadagmayan National High School	8,577,000	832,000	9,409,000
Calinog National Comprehensive High School	43,832,000	2,964,000	46,796,000
Calmay National High School	12,822,000	1,084,000	13,906,000
Camangahan National High School	16,671,000	1,549,000	18,220,000
Camiros National High School	8,079,000	805,000	8,884,000
Carlos Lopez National High School	31,247,000	2,769,000	34,016,000
Carvasana National High School	13,276,000	1,382,000	14,658,000
Cawayan National High School	45,105,000	3,134,000	48,239,000
Cayos National High School	10,846,000	885,000	11,731,000
Cordova National High School	8,501,000	807,000	9,308,000
Culasi National High School	15,605,000	1,734,000	17,339,000
Daga-Barasan National High School	7,592,000	778,000	8,370,000
Dapdap National High School	8,119,000	660,000	8,779,000
Dingle National High School	30,890,000	2,530,000	33,420,000
Don Benjamin Jalandoni, Sr. National High School	9,503,000	833,000	10,336,000
Don Casemiro Andrada Y Cuaresma National High School	36,168,000	1,987,000	38,155,000
Don Esteban S. Javellana National High School	22,598,000	1,419,000	24,017,000
Don Felix Serra National High School	35,431,000	2,339,000	37,770,000
Don Jose Sustiguer Monfort National High School	22,684,000	1,649,000	24,333,000
Dorog National High School	8,636,000	735,000	9,371,000
Dueñas General Comprehensive High School	55,623,000	3,791,000	59,414,000
Dumangas National High School	72,914,000	5,418,000	78,332,000
Escalantera National High School	7,929,000	716,000	8,645,000
Estancia National High School	84,080,000	5,974,000	90,054,000
Gines National High School	10,125,000	941,000	11,066,000
Ginot-an National High School	6,044,000	734,000	6,778,000
Granada National High School	28,257,000	1,643,000	29,900,000
Guimbal National High School	50,904,000	3,800,000	54,704,000
Igbaras National High School	48,483,000	2,962,000	51,445,000
Iloilo National High School	126,015,000	7,798,000	133,813,000
Jamabalud National High School	10,233,000	939,000	11,172,000
Janiuay National Comprehensive High School	78,089,000	5,600,000	83,689,000
Jelicuon-Cabugao National High School	5,986,000	700,000	6,686,000
Kirayan National High School	11,732,000	1,004,000	12,736,000
Lambunao National High School	95,679,000	5,100,000	100,779,000
Lapayon National High School	8,539,000	837,000	9,376,000
Lawigan National High School	12,123,000	1,012,000	13,135,000
Leganes National High School	49,438,000	4,530,000	53,968,000

370	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Lemery National High School	35,162,000	2,737,000	37,899,000
Leon National High School	46,842,000	3,071,000	49,913,000
Leonora S. Salapantan National High School	60,541,000	4,492,000	65,033,000
Luca National High School	14,591,000	1,285,000	15,876,000
Maasin National Comprehensive High School	32,687,000	2,931,000	35,618,000
Malapaya National High School	10,018,000	982,000	11,000,000
Malitbog National High School	17,183,000	1,320,000	18,503,000
Malusgod National High School	8,077,000	723,000	8,800,000
Manuel A. Aaron Memorial National High School	17,223,000	1,138,000	18,361,000
Mateo National High School (Doroteo De La Nota National High School)	7,855,000	832,000	8,687,000
Miag-ao National High School	37,883,000	2,773,000	40,656,000
Mina National High School	43,591,000	4,184,000	47,775,000
Nabitasan National High School	9,391,000	895,000	10,286,000
Nalundan National High School	9,057,000	909,000	9,966,000
Napnapan National High School	8,962,000	982,000	9,944,000
New Lucena National Comprehensive High School	19,875,000	1,968,000	21,843,000
New Lucena National High School	16,814,000	1,455,000	18,269,000
Nicomedes R. Tubar, Sr. National High School	41,643,000	3,242,000	44,885,000
Oton National High School	99,204,000	6,741,000	105,945,000
Palaca-Damilisan National High School	19,471,000	1,341,000	20,812,000
Palanguia National High School	20,230,000	1,582,000	21,812,000
Parara National High School	7,672,000	768,000	8,440,000
Particion National High School	8,658,000	848,000	9,506,000
Pavia National High School	94,636,000	7,418,000	102,054,000
Payao National High School	8,152,000	846,000	8,998,000
Pili National High School	15,835,000	1,162,000	16,997,000
Pototan National High School	83,142,000	5,571,000	88,713,000
Purificacion P. Dolor Monfort National High School	26,641,000	1,698,000	28,339,000
Quiling National High School	5,177,000	706,000	5,883,000
Roberto H. Tirol National High School (Concepcion NHS)	47,962,000	3,699,000	51,661,000
Rufino G. Palabrica, Sr. National High School	26,890,000	2,611,000	29,501,000
San Enrique National Comprehensive High School	30,509,000	2,713,000	33,222,000
San Fernando National High School	11,549,000	1,004,000	12,553,000
San Joaquin School of Fisheries	26,383,000	1,480,000	27,863,000
San Luis National High School	7,436,000	919,000	8,355,000
San Rafael National High School (Miagao)	6,669,000	834,000	7,503,000
San Rafael National High School (San Rafael)	39,637,000	3,368,000	43,005,000
Sara National High School	71,370,000	4,447,000	75,817,000
Sinogbuhan National High School	8,093,000	836,000	8,929,000
Siwalo National High School	6,107,000	689,000	6,796,000
Sta. Barbara National Comprehensive High School	87,923,000	6,202,000	94,125,000
Sta. Rita National High School	9,445,000	1,215,000	10,660,000
Tagsing-Buyo National High School	8,474,000	1,118,000	9,592,000
Tigbauan National High School, Maasin	4,579,000	682,000	5,261,000
Tigbauan National High School, Tigbauan	62,060,000	3,533,000	65,593,000
Tina National High School	10,085,000	952,000	11,037,000
Tiolas National High School	12,222,000	1,074,000	13,296,000
Tiring National High School	8,542,000	921,000	9,463,000
Tubungan National High School	28,483,000	2,151,000	30,634,000
Wenceslao S. Grio National High School (Puyas National High School)	4,828,000	694,000	5,522,000
Zarraga National High School	50,060,000	4,110,000	54,170,000

Division of Iloilo City	637,257,000	46,052,000	683,309,000

Division Office - Proper	91,082,000	10,567,000	101,649,000

JANUARY 5, 2026	OFFICIAL GAZETTE	371
DEPARTMENT OF EDUCATION

Bo. Obrero National High School (Jalandoni Memorial National High School - Bo. Obrero Extension)	16,240,000	1,177,000	17,417,000
Fort San Pedro National High School	39,138,000	2,473,000	41,611,000
Iloilo City National High School	137,196,000	7,909,000	145,105,000
Jalandoni Memorial National High School	44,079,000	2,718,000	46,797,000
Jaro National High School	77,632,000	5,576,000	83,208,000
La Paz National High School	79,962,000	5,110,000	85,072,000
Mandurriao National High School	64,584,000	4,197,000	68,781,000
Melchor L. Nava National High School (Iloilo City NHS - Calaparan Extension)	25,329,000	1,604,000	26,933,000
Ramon Avanceña National High School	62,015,000	4,721,000	66,736,000

Division of Passi City	189,957,000	20,363,000	210,320,000

Division Office - Proper	54,000,000	9,825,000	63,825,000
Mulapula National High School	12,093,000	1,058,000	13,151,000
Passi National High School	98,939,000	7,199,000	106,138,000
Salngan National High School	24,925,000	2,281,000	27,206,000

Division of Roxas City	242,664,000	26,057,000	268,721,000

Division Office - Proper	75,862,000	12,782,000	88,644,000
Bago National High School	5,847,000	642,000	6,489,000
Balijuagan National High School	13,892,000	1,004,000	14,896,000
Congressman Ramon A. Arnaldo High School	44,139,000	4,239,000	48,378,000
Culasi National High School	11,881,000	1,205,000	13,086,000
Dumulog National High School	13,764,000	1,062,000	14,826,000
Milibili National High School	10,890,000	922,000	11,812,000
Roxas City School of Philippine Craftsmen	37,036,000	2,424,000	39,460,000
Tanque National High School	29,353,000	1,777,000	31,130,000

Negros Island Region (NIR)	8,340,088,000	827,482,000	9,167,570,000

Division of Bacolod City	867,897,000	67,351,000	935,248,000

Division Office - Proper	78,260,000	15,230,000	93,490,000
Abkasa National High School	13,155,000	1,099,000	14,254,000
Alangilan National High School	15,804,000	1,084,000	16,888,000
Bacolod City National High School	140,306,000	8,085,000	148,391,000
Barangay Singcang Airport National High School	44,559,000	3,314,000	47,873,000
Bata National High School	58,939,000	3,717,000	62,656,000
Domingo Lacson National High School	88,477,000	5,360,000	93,837,000
Emiliano Lizares National High School	56,639,000	3,448,000	60,087,000
Generoso Villanueva, Sr. National High School	14,591,000	1,069,000	15,660,000
Handumanan National High School (MRRP National High School)	79,803,000	5,988,000	85,791,000
Luis Hervias National High School	54,948,000	3,085,000	58,033,000
Luisa Medel National High School	48,326,000	3,501,000	51,827,000
Mansilingan Agro-Industrial High School	53,681,000	3,918,000	57,599,000
Paglaum Village National High School	20,755,000	1,655,000	22,410,000
Sum-ag National High School	89,439,000	5,595,000	95,034,000
Teofilo Gensoli, Sr. Memorial High School	10,215,000	1,203,000	11,418,000

Division of Bago City	300,782,000	27,428,000	328,210,000

Division Office - Proper	12,270,000	3,332,000	15,602,000
Ramon Torres Dulao National High School	24,875,000	2,171,000	27,046,000
Ramon Torres Luisiana National High School	60,282,000	3,532,000	63,814,000

372	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Ramon Torres Ma-ao Sugar Central National High School	28,399,000	2,197,000	30,596,000
Ramon Torres Malingin National High School	23,562,000	1,536,000	25,098,000
Ramon Torres National High School	118,610,000	11,841,000	130,451,000
Ramon Torres Sagasa National High School	14,944,000	1,397,000	16,341,000
Ramon Torres Taloc National High School	17,840,000	1,422,000	19,262,000

Division of Bais City	211,676,000	21,727,000	233,403,000

Division Office - Proper	101,771,000	16,632,000	118,403,000
Bais City National High School (Main)	109,905,000	5,095,000	115,000,000

Division of Bayawan City	282,872,000	39,296,000	322,168,000

Division Office - Proper	46,549,000	28,366,000	74,915,000
Basay National High School	38,537,000	2,425,000	40,962,000
Bayawan National High School	125,927,000	5,935,000	131,862,000
Kalumboyan National High School	71,859,000	2,570,000	74,429,000

Division of Cadiz City	303,747,000	28,512,000	332,259,000

Division Office - Proper	51,288,000	8,917,000	60,205,000
Banquerohan National High School	12,897,000	1,058,000	13,955,000
Cadiz Viejo National High School	11,638,000	1,082,000	12,720,000
Caduha-an National High School	36,461,000	2,329,000	38,790,000
Dr. Vicente F. Gustilo Memorial National High School	107,934,000	7,555,000	115,489,000
Mabini Farm School	19,432,000	1,613,000	21,045,000
Sicaba National High School (Cadiz Viejo National High School - Sicaba Extension)	8,023,000	1,002,000	9,025,000
SPED High School	8,871,000	907,000	9,778,000
Tiglawigan National High School	22,468,000	1,807,000	24,275,000
Villacin National High School	24,735,000	2,242,000	26,977,000

Division of Canlaon City	93,156,000	12,868,000	106,024,000

Division Office - Proper	51,405,000	8,997,000	60,402,000
Jose B. Cardenas Municipal High School (Canlaon City National High School)	41,751,000	3,871,000	45,622,000

Division of Dumaguete City	176,262,000	16,889,000	193,151,000

Division Office - Proper	28,064,000	4,387,000	32,451,000
Dumaguete City National High School, Main - Calindagan	72,288,000	4,132,000	76,420,000
Junob National High School	32,651,000	3,193,000	35,844,000
Ramon Teves Pastor Memorial - Dumaguete Science High School	15,912,000	3,074,000	18,986,000
Taclobo National High School	27,347,000	2,103,000	29,450,000

Division of Escalante City	222,791,000	21,489,000	244,280,000

Division Office - Proper	25,579,000	7,803,000	33,382,000
Buenavista National High School	29,057,000	1,798,000	30,855,000
Dian-ay National High School	17,913,000	1,509,000	19,422,000
Escalante National High School	92,779,000	5,438,000	98,217,000
Mabini National High School	25,030,000	1,993,000	27,023,000
Old Poblacion National High School	23,308,000	1,906,000	25,214,000

JANUARY 5, 2026	OFFICIAL GAZETTE	373
DEPARTMENT OF EDUCATION

Tamlang National High School (Escalante National High School Extension)	9,125,000	1,042,000	10,167,000

Division of Guihulngan City	259,672,000	31,722,000	291,394,000

Division Office - Proper	111,259,000	21,284,000	132,543,000
Guihulngan National High School, Poblacion	84,698,000	5,840,000	90,538,000
Rafaela R. Labang National High School	42,789,000	1,995,000	44,784,000
Vallehermoso National High School	20,926,000	2,603,000	23,529,000

Division of Himamaylan City	184,455,000	18,847,000	203,302,000

Division Office - Proper	53,852,000	8,331,000	62,183,000
Aguisan National High School	23,820,000	2,064,000	25,884,000
Carabalan National High School	13,216,000	1,509,000	14,725,000
Don Florencio Villafranca Memorial National High School	6,165,000	807,000	6,972,000
Himamaylan National High School	61,985,000	5,076,000	67,061,000
Raymundo Tongson National High School	25,417,000	1,060,000	26,477,000

Division of Kabankalan City	367,772,000	36,724,000	404,496,000

Division Office - Proper	145,331,000	18,137,000	163,468,000
Bantayan National High School	23,922,000	1,912,000	25,834,000
Binicuil National High School	23,075,000	1,606,000	24,681,000
Camansi National High School	15,280,000	1,530,000	16,810,000
Florentino Galang, Sr. National High School	45,206,000	3,449,000	48,655,000
Inapoy National High School	7,711,000	989,000	8,700,000
Locotan National High School	11,038,000	1,273,000	12,311,000
Salong National High School	21,296,000	1,955,000	23,251,000
Tabugon National High School	25,368,000	1,828,000	27,196,000
Tampalon National High School	22,699,000	1,992,000	24,691,000
Tapi National High School	26,846,000	2,053,000	28,899,000

Division of La Carlota City	165,506,000	14,732,000	180,238,000

Division Office - Proper	13,385,000	3,176,000	16,561,000
Doña Hortencia Salas Benedicto National High School	114,220,000	8,131,000	122,351,000
La Granja National High School	21,335,000	1,881,000	23,216,000
San Miguel National High School	16,566,000	1,544,000	18,110,000

Division of Negros Occidental	2,065,041,000	192,426,000	2,257,467,000

Division Office - Proper	145,051,000	48,098,000	193,149,000
Agpangi National High School	10,790,000	926,000	11,716,000
Andres Gumban Memorial National High School	17,875,000	1,446,000	19,321,000
Andulauan National High School	13,945,000	642,000	14,587,000
Antipolo National High School	26,636,000	2,191,000	28,827,000
Barangay Alegria National High School	12,783,000	1,329,000	14,112,000
Biao National High School	10,064,000	1,388,000	11,452,000
Binalbagan National High School (Paglaum National High School)	46,876,000	3,321,000	50,197,000
Bocana National High School	18,780,000	1,276,000	20,056,000
Bug-ang National High School	15,628,000	1,434,000	17,062,000
Bulata National High School	8,487,000	1,072,000	9,559,000
Bulwangan National High School	51,069,000	2,608,000	53,677,000
Cabacungan National High School	34,637,000	2,424,000	37,061,000

374	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Calatrava National High School	73,466,000	4,257,000	77,723,000
Camalanda-an National High School	12,601,000	1,312,000	13,913,000
Caningay National High School	18,005,000	1,232,000	19,237,000
Cansilayan Farm School	17,302,000	1,608,000	18,910,000
Catalino Solinguen National High School (Miranda National High School)	13,093,000	1,140,000	14,233,000
Cauayan National High School	27,569,000	2,678,000	30,247,000
Col. Griffin National High School	26,548,000	2,281,000	28,829,000
Culipapa National High School	22,687,000	1,946,000	24,633,000
Don Hilarion G. Gonzaga Memorial High School	25,732,000	2,256,000	27,988,000
Don Simplicio Lizares Memorial National High School	14,155,000	1,251,000	15,406,000
Dr. Antonio Lizares National High School	27,423,000	2,399,000	29,822,000
E. B. Magalona National High School	80,035,000	5,651,000	85,686,000
Enriqueta Montilla de Esteban Memorial High School	37,965,000	2,842,000	40,807,000
Eva J. Montilla Farm School	16,487,000	1,897,000	18,384,000
Florentina F. Caña Recto Memorial High School	16,486,000	1,125,000	17,611,000
Guiljungan National High School	43,683,000	2,542,000	46,225,000
Guinpanaan National High School	62,099,000	2,245,000	64,344,000
Hinigaran National High School	96,778,000	6,105,000	102,883,000
Inocencio V. Ferrer Memorial School of Fisheries (Talisay School of Fisheries)	30,999,000	2,575,000	33,574,000
Isabela National High School	89,239,000	5,797,000	95,036,000
La Castellana National High School	93,182,000	7,287,000	100,469,000
Labilabi National High School	12,014,000	950,000	12,964,000
Lopez Jaena National High School	50,441,000	4,513,000	54,954,000
Manalad National High School	8,818,000	965,000	9,783,000
Manapla National High School	81,938,000	4,911,000	86,849,000
Murcia National High School	44,926,000	4,173,000	49,099,000
Negros Occidental High School	150,216,000	11,232,000	161,448,000
Negros Occidental National Industrial School of Home Industries	29,437,000	1,822,000	31,259,000
Pahilanga National High School	12,550,000	1,115,000	13,665,000
Payao National High School	31,627,000	2,278,000	33,905,000
Pontevedra National High School	41,399,000	3,118,000	44,517,000
Quirico G. Manzano Memorial National High School (Caningay National High School - Candoni Extension)	20,936,000	1,688,000	22,624,000
Rafael B. Lacson Memorial High School	58,686,000	5,168,000	63,854,000
San Enrique High School	19,970,000	2,110,000	22,080,000
San Isidro National High School, Pontevedra	10,730,000	1,234,000	11,964,000
Sofronio Carmona Memorial National High School	29,409,000	2,745,000	32,154,000
Tabao National High School	32,306,000	2,345,000	34,651,000
Tabu National High School	34,192,000	2,364,000	36,556,000
Tanza National High School	10,595,000	1,028,000	11,623,000
Tigbao National High School	19,323,000	1,054,000	20,377,000
Tinongon National High School	13,474,000	1,332,000	14,806,000
Toboso National High School	38,712,000	2,950,000	41,662,000
Tuyom National High School	24,161,000	2,140,000	26,301,000
Valladolid National High School	31,026,000	2,610,000	33,636,000

Division of Negros Oriental	1,281,087,000	140,808,000	1,421,895,000

Division Office - Proper	295,094,000	87,529,000	382,623,000
Amlan National High School	36,798,000	2,309,000	39,107,000
Ayungon National High School	66,722,000	2,945,000	69,667,000
Casiano Z. Napigkit National High School	16,536,000	1,099,000	17,635,000
Dauin National High School	54,827,000	2,855,000	57,682,000

JANUARY 5, 2026	OFFICIAL GAZETTE	375
DEPARTMENT OF EDUCATION

Demetrio Alviola National High School	72,212,000	4,305,000	76,517,000
Don Emilio Macias Memorial National High School (San Francisco National High School)	94,725,000	2,751,000	97,476,000
Jimalalud National High School	51,011,000	3,061,000	54,072,000
Jose Marie Locsin Memorial High School	17,066,000	1,551,000	18,617,000
La Libertad Technical Vocational School	36,971,000	3,206,000	40,177,000
Mabinay National High School	91,400,000	3,955,000	95,355,000
Manjuyod National High School	50,154,000	3,225,000	53,379,000
Maria Macahig National High School	46,355,000	1,984,000	48,339,000
Negros Oriental High School	83,941,000	5,915,000	89,856,000
Santiago Delmo Memorial High School	21,579,000	1,846,000	23,425,000
Siaton National High School	88,195,000	3,327,000	91,522,000
Sibulan National High School	62,042,000	2,736,000	64,778,000
Tambo National High School	22,122,000	1,875,000	23,997,000
Tayasan National High School	35,779,000	1,622,000	37,401,000
Valencia National High School (Valencia Tech. School)	37,558,000	2,712,000	40,270,000

Division of Sagay City	319,339,000	29,776,000	349,115,000

Division Office - Proper	100,814,000	14,266,000	115,080,000
Bato National High School	30,116,000	2,148,000	32,264,000
Eusebio Lopez Memorial Integrated School (Eusebio Lopez Memorial National High School)	35,513,000	3,122,000	38,635,000
Sagay National High School	123,174,000	7,878,000	131,052,000
Serafin V. Aguilar Integrated School (Serafin V. Aguilar National High School)	6,260,000	542,000	6,802,000
Vito National High School	23,462,000	1,820,000	25,282,000

Division of San Carlos City	206,367,000	19,779,000	226,146,000

Division Office - Proper	24,593,000	7,475,000	32,068,000
Bagonbon National High School	18,725,000	1,443,000	20,168,000
Don Carlos Ledesma National High School	34,815,000	2,266,000	37,081,000
Julio Ledesma National High School	95,871,000	6,235,000	102,106,000
Quezon National High School	32,363,000	2,360,000	34,723,000

Division of Silay City	250,283,000	23,378,000	273,661,000

Division Office - Proper	68,079,000	8,393,000	76,472,000
Barangay Eustaquio Lopez National High School	28,474,000	3,020,000	31,494,000
Barangay Guimbaloan National High School	13,418,000	1,465,000	14,883,000
Doña Montserrat Lopez Memorial High School	140,312,000	10,500,000	150,812,000

Division of Sipalay City	184,488,000	18,771,000	203,259,000

Division Office - Proper	40,496,000	14,276,000	54,772,000
Gil Montilla National High School	113,608,000	2,923,000	116,531,000
Nabulao National High School	30,384,000	1,572,000	31,956,000

Division of Siquijor	199,440,000	21,412,000	220,852,000

Division Office - Proper	99,039,000	13,254,000	112,293,000
Campalanas National High School	23,297,000	1,634,000	24,931,000
Cang-alwang National High School	13,673,000	1,339,000	15,012,000
DepEd-Lazi National Agricultural School	26,078,000	2,041,000	28,119,000
Enrique Villanueva National High School	18,721,000	1,851,000	20,572,000
Tambisan National High School	18,632,000	1,293,000	19,925,000

376	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Division of Tanjay City	227,593,000	26,677,000	254,270,000

Division Office - Proper	87,073,000	18,767,000	105,840,000
Lourdes L. del Prado Memorial National High School (Tanjay National High School, Sta. Cruz)	36,073,000	1,775,000	37,848,000
Pamplona National High School	29,686,000	2,229,000	31,915,000
Sta. Agueda National High School	34,663,000	1,573,000	36,236,000
Tanjay National High School, Opao	40,098,000	2,333,000	42,431,000

Division of Victorias City	169,862,000	16,870,000	186,732,000

Division Office - Proper	30,513,000	6,727,000	37,240,000
Victorias National High School	139,349,000	10,143,000	149,492,000

Region VII - Central Visayas	11,652,098,000	1,119,109,000	12,771,207,000

Division of Bogo City	121,309,000	17,293,000	138,602,000

Division Office - Proper	31,956,000	12,616,000	44,572,000
City of Bogo Science and Arts Academy	21,042,000	1,211,000	22,253,000
Eduardo T. Oporto Memorial National High School	49,244,000	1,805,000	51,049,000
Jovencio N. Masong National High School	19,067,000	1,661,000	20,728,000

Division of Bohol	2,665,556,000	242,571,000	2,908,127,000

Division Office - Proper	931,906,000	124,891,000	1,056,797,000
Aguining National High School	52,718,000	2,168,000	54,886,000
Alicia Technical Vocational High School	32,112,000	2,573,000	34,685,000
Baclayon National High School	19,543,000	1,669,000	21,212,000
Bantolinao National High School	16,916,000	1,200,000	18,116,000
Batuan National High School	20,657,000	1,860,000	22,517,000
Biabas Trade High School	26,438,000	1,805,000	28,243,000
Biking Technical Vocational High School	21,889,000	1,764,000	23,653,000
Bilar National High School	27,677,000	1,757,000	29,434,000
Cabilao National High School	14,564,000	1,048,000	15,612,000
Calape National High School	35,451,000	2,231,000	37,682,000
Camambugan National High School	27,130,000	1,414,000	28,544,000
Campao Oriental National High School	18,157,000	1,421,000	19,578,000
Cangawa National High School	34,719,000	2,724,000	37,443,000
Catigbian National High School	25,252,000	1,649,000	26,901,000
Catungawan National High School	16,239,000	1,169,000	17,408,000
Clarin National School of Fisheries	25,437,000	1,965,000	27,402,000
Cong. Pablo Malasarte National High School	20,990,000	1,198,000	22,188,000
Corella National High School	26,986,000	1,907,000	28,893,000
Dagohoy National High School	28,259,000	2,093,000	30,352,000
Danao National High School	23,679,000	2,157,000	25,836,000
Dimiao National High School	15,778,000	1,230,000	17,008,000
Faraon National High School	15,536,000	946,000	16,482,000
Francisco L. Adlaon High School	20,328,000	1,050,000	21,378,000
Guinacot National High School	27,066,000	1,810,000	28,876,000
Guinsularan National High School	19,386,000	1,437,000	20,823,000
Hanopol National High School	13,971,000	1,042,000	15,013,000
Hinlayagan National High School	19,631,000	1,584,000	21,215,000
Inabanga High School, Nabuad	35,442,000	2,638,000	38,080,000
Katipunan National High School	36,903,000	2,298,000	39,201,000
La Hacienda National High School	19,008,000	1,381,000	20,389,000
La Union National High School	20,665,000	1,340,000	22,005,000

JANUARY 5, 2026	OFFICIAL GAZETTE	377
DEPARTMENT OF EDUCATION

Lila National High School	26,920,000	2,207,000	29,127,000
Loboc National High School	13,295,000	1,026,000	14,321,000
Lourdes National High School	49,522,000	3,935,000	53,457,000
Mahayag National High School	19,829,000	1,629,000	21,458,000
Mayor A. R. Tuazon National School of Fisheries	20,138,000	1,297,000	21,435,000
Mayor Catalino Casoyla Memorial High School (Suba High School)	17,433,000	1,188,000	18,621,000
Nahawan National High School	21,312,000	1,578,000	22,890,000
Pagnitoan National High School	13,242,000	1,186,000	14,428,000
Pangangan National High School, Main	16,413,000	1,058,000	17,471,000
Pilar Technical Vocational High School	36,000,000	2,913,000	38,913,000
Policronio S. Dano, Sr. High School	18,055,000	1,023,000	19,078,000
Pres. Carlos P. Garcia Memorial High School, Talibon	35,944,000	1,790,000	37,734,000
President Carlos P. Garcia Technical Vocational School of Fisheries and Arts	36,496,000	2,381,000	38,877,000
San Agustin National High School	43,257,000	2,757,000	46,014,000
San Isidro National High School, San Isidro	17,737,000	1,265,000	19,002,000
San Isidro Technical Vocational High School	15,323,000	1,289,000	16,612,000
San Jose National High School, Inabanga	18,573,000	1,249,000	19,822,000
San Jose National High School, Talibon	81,648,000	3,680,000	85,328,000
San Miguel Technical Vocational High School	34,775,000	2,571,000	37,346,000
San Pascual National Agricultural High School	26,569,000	1,291,000	27,860,000
San Roque National High School, Albuquerque, Bohol	27,742,000	2,194,000	29,936,000
San Roque National High School, Mabini, Bohol	31,419,000	2,113,000	33,532,000
Sevilla National High School	17,917,000	1,088,000	19,005,000
Sierra Bullones Technical Vocational High School	47,694,000	2,621,000	50,315,000
Sikatuna National High School	21,703,000	1,365,000	23,068,000
Southern Inabanga High School	24,555,000	1,914,000	26,469,000
Tabalong National High School	32,550,000	2,364,000	34,914,000
Tabuan National High School	18,147,000	1,085,000	19,232,000
Tagum Sur National High School	19,053,000	1,378,000	20,431,000
Tubigon West National High School	38,609,000	2,067,000	40,676,000
Tulang National High School (Getafe High School)	20,458,000	1,572,000	22,030,000
Ubay National Science High School	16,880,000	1,368,000	18,248,000
Union National High School	23,388,000	1,380,000	24,768,000
Valencia Technical Vocational High School	54,520,000	4,037,000	58,557,000
Zosimo Gulle Memorial National High School	18,007,000	1,293,000	19,300,000

Division of Carcar City	254,318,000	26,182,000	280,500,000

Division Office - Proper	124,404,000	15,356,000	139,760,000
Carcar National High School (Poblacion Night)	46,953,000	3,911,000	50,864,000
Ocaña National High School (Valladolid National High School Extension)	52,561,000	4,270,000	56,831,000
Valladolid National High School	30,400,000	2,645,000	33,045,000
Division of Cebu City	1,515,108,000	116,723,000	1,631,831,000

Division Office - Proper	408,698,000	54,378,000	463,076,000
Abellana National High School (Day & Night)	143,644,000	8,048,000	151,692,000
Adlaon National High School	13,130,000	866,000	13,996,000
Bonbon National High School	32,631,000	1,560,000	34,191,000
Busay National High School	17,232,000	969,000	18,201,000
Camp Lapu-Lapu National High School (Day & Night)	64,384,000	2,969,000	67,353,000
Cebu City National Science High School	30,707,000	1,630,000	32,337,000
Don Carlos Gothong Memorial National High School	149,126,000	6,597,000	155,723,000
Don Sergio Osmeña, Sr. Memorial National High School (Day & Night)	105,449,000	4,357,000	109,806,000

378	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Don Vicente Rama Memorial High School (Day & Night)	103,585,000	5,655,000	109,240,000
Florencio S. Urot Memorial National High School	92,364,000	4,514,000	96,878,000
Guba National High School	13,153,000	1,359,000	14,512,000
Mambaling National High School (Night)	17,378,000	1,882,000	19,260,000
Pardo National High School (Day & Night)	94,644,000	7,034,000	101,678,000
Pit-os National High School (Day & Night)	52,878,000	2,819,000	55,697,000
Ramon Duterte Memorial National High School (Day & Night)	104,086,000	6,891,000	110,977,000
Talamban National High School	72,019,000	5,195,000	77,214,000

Division of Cebu Province	4,132,879,000	444,800,000	4,577,679,000

Division Office - Proper	1,296,736,000	286,033,000	1,582,769,000
Aloguinsan National High School	38,557,000	2,845,000	41,402,000
Arcelo Memorial National High School (San Vicente National High School)	178,065,000	6,375,000	184,440,000
Badian National High School	74,314,000	4,699,000	79,013,000
Bala National High School	26,462,000	1,331,000	27,793,000
Bantayan National High School	116,543,000	4,893,000	121,436,000
Bartolome and Manuela Pañares Memorial National High School	41,600,000	2,982,000	44,582,000
Bitoon National Vocational High School	57,840,000	3,891,000	61,731,000
Boljoon National High School	37,416,000	1,934,000	39,350,000
Buanoy National High School	117,611,000	6,723,000	124,334,000
Bulak National High School	25,613,000	1,543,000	27,156,000
Cabangahan National High School	56,304,000	2,711,000	59,015,000
Calape National High School	55,564,000	2,619,000	58,183,000
Camotes National High School	82,047,000	4,126,000	86,173,000
Carmen National High School	81,843,000	5,608,000	87,451,000
Catmon National High School	61,442,000	2,536,000	63,978,000
Cogon National High School	18,943,000	1,409,000	20,352,000
Colawin National High School	60,092,000	2,190,000	62,282,000
Compostela National High School	60,990,000	4,165,000	65,155,000
Consolacion National High School	119,805,000	4,462,000	124,267,000
Daanbantayan National High School	55,167,000	3,926,000	59,093,000
Dalaguete National High School	107,231,000	4,955,000	112,186,000
Doña Liling Neis Negapatan National High School	23,780,000	1,555,000	25,335,000
Juan Pamplona National High School (Tabuelan NHS)	37,984,000	2,751,000	40,735,000
Kawit National High School	42,375,000	2,184,000	44,559,000
Lamac National High School	24,621,000	2,181,000	26,802,000
Lambusan National High School	42,337,000	1,831,000	44,168,000
Langin National High School	45,895,000	1,779,000	47,674,000
Lipata National High School	32,236,000	3,227,000	35,463,000
Looc Norte National High School	26,304,000	2,208,000	28,512,000
Madridejos National High School, Madridejos	103,698,000	6,690,000	110,388,000
Maya National High School	32,923,000	1,731,000	34,654,000
Medellin High School (Kawit National High School Extension)	32,498,000	2,034,000	34,532,000
Moalboal National High School	42,043,000	2,770,000	44,813,000
Montaneza National High School	25,650,000	1,958,000	27,608,000
Montealegre National High School	89,358,000	2,434,000	91,792,000
Mulao National High School	35,194,000	1,618,000	36,812,000
Patupat National High School	28,569,000	1,315,000	29,884,000
Pinamungajan National High School	65,708,000	4,962,000	70,670,000
Pitalo National High School	19,566,000	1,548,000	21,114,000
Ramon E. Bacaltos National High School	22,112,000	1,521,000	23,633,000
San Remigio National High School	56,544,000	3,845,000	60,389,000

JANUARY 5, 2026	OFFICIAL GAZETTE	379
DEPARTMENT OF EDUCATION

San Sebastian National High School	20,168,000	1,704,000	21,872,000
Sangat National High School	51,160,000	2,975,000	54,135,000
Santa Fe National High School	78,072,000	4,645,000	82,717,000
Santa Lucia National High School	32,915,000	2,640,000	35,555,000
Santander National High School	66,692,000	3,164,000	69,856,000
Sibonga National High School	44,756,000	3,315,000	48,071,000
Tabunan National High School	52,242,000	2,344,000	54,586,000
Tayud National High School	43,882,000	3,169,000	47,051,000
Tubod National High School (Camp 7 NHS Extension)	49,966,000	1,793,000	51,759,000
Tulay National High School	41,453,000	3,195,000	44,648,000
Tungkop National High School	31,938,000	2,873,000	34,811,000
Usmad National High School	20,055,000	885,000	20,940,000

Division of Danao City	380,036,000	37,196,000	417,232,000

Division Office - Proper	213,157,000	29,038,000	242,195,000
Estefa O. Monte Memorial National High School	73,801,000	2,257,000	76,058,000
Guinsay National High School	24,613,000	2,439,000	27,052,000
Lawaan National High School	49,115,000	2,145,000	51,260,000
Ubaldo Iway Memorial National High School	19,350,000	1,317,000	20,667,000

Division of Lapu-lapu City	763,623,000	70,510,000	834,133,000

Division Office - Proper	45,242,000	25,638,000	70,880,000
Babag National High School	122,775,000	8,975,000	131,750,000
Bankal National High School	124,976,000	6,992,000	131,968,000
Lo-oc National High School	20,334,000	1,885,000	22,219,000
Mactan National High School	95,749,000	6,080,000	101,829,000
Marigondon National High School	193,604,000	11,036,000	204,640,000
Pajo National High School	65,265,000	4,272,000	69,537,000
Pusok National High School	44,772,000	2,754,000	47,526,000
Sta. Rosa National High School	50,906,000	2,878,000	53,784,000

Division of Mandaue City	571,500,000	46,516,000	618,016,000

Division Office - Proper	86,163,000	17,898,000	104,061,000
Cabancalan National High School	77,975,000	3,873,000	81,848,000
Canduman National High School	99,162,000	4,392,000	103,554,000
Don Gerado LL. Ouano Memorial National High School	60,843,000	3,959,000	64,802,000
Jagobiao National High School	34,148,000	2,300,000	36,448,000
Mandaue City Comprehensive National High School	107,114,000	6,865,000	113,979,000
Paknaan National High School	58,274,000	3,954,000	62,228,000
Subangdaku Technical-Vocational School	18,568,000	1,397,000	19,965,000
Tipolo National High School	29,253,000	1,878,000	31,131,000

Division of Naga City	292,587,000	32,967,000	325,554,000

Division Office - Proper	162,206,000	25,505,000	187,711,000
Naga National High School	102,756,000	5,348,000	108,104,000
Tuyan National High School	27,625,000	2,114,000	29,739,000

Division of Tagbilaran City	217,956,000	16,538,000	234,494,000

Division Office - Proper	11,893,000	3,028,000	14,921,000
Cogon High School Evening Class	22,755,000	1,227,000	23,982,000

380	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Dr. Cecilio Putong National High School (Bohol NHS)	119,575,000	7,640,000	127,215,000
Manga National High School	30,741,000	1,904,000	32,645,000
Mansasa National High School	18,574,000	1,417,000	19,991,000
Tagbilaran City Science High School	14,418,000	1,322,000	15,740,000

Division of Talisay City	355,336,000	36,125,000	391,461,000

Division Office - Proper	293,427,000	31,167,000	324,594,000
Jaclupan National High School (Cansojong NHS)	36,503,000	2,757,000	39,260,000
Mohon Divino Amore National High School	25,406,000	2,201,000	27,607,000

Division of Toledo City	381,890,000	31,688,000	413,578,000

Division Office - Proper	44,690,000	5,505,000	50,195,000
Awihao National High School	23,255,000	2,105,000	25,360,000
Bato National High School	39,854,000	3,156,000	43,010,000
Don Andres Soriano National High School	74,364,000	5,126,000	79,490,000
General Climaco National High School	27,683,000	2,057,000	29,740,000
Luray II Barangay High School Day and Night	85,039,000	6,374,000	91,413,000
Magdugo National High School	24,969,000	1,809,000	26,778,000
Matab-ang National High School	33,562,000	2,358,000	35,920,000
Toledo City National Vocational High School	28,474,000	3,198,000	31,672,000

Region VIII - Eastern Visayas	10,926,299,000	892,332,000	11,818,631,000

Division of Baybay City	287,784,000	20,595,000	308,379,000

Division Office - Proper	163,521,000	14,057,000	177,578,000
Baybay National High School	124,263,000	6,538,000	130,801,000

Division of Biliran	469,443,000	37,255,000	506,698,000

Division Office - Proper	255,927,000	22,659,000	278,586,000
Caibiran National High School	57,300,000	3,870,000	61,170,000
Culaba National Vocational School	24,065,000	1,479,000	25,544,000
Kawayan National High School	21,025,000	1,475,000	22,500,000
Maripipi National Vocational School	23,724,000	1,377,000	25,101,000
Naval National High School	38,701,000	2,736,000	41,437,000
Naval School of Fisheries	48,701,000	3,659,000	52,360,000

Division of Borongan City	194,916,000	12,303,000	207,219,000

Division Office - Proper	51,393,000	4,495,000	55,888,000
Eastern Samar National Comprehensive High School	92,533,000	4,721,000	97,254,000
Lalawigan National High School	28,892,000	1,528,000	30,420,000
Sta. Fe National High School	22,098,000	1,559,000	23,657,000

Division of Calbayog City	488,978,000	38,833,000	527,811,000

Division Office - Proper	454,089,000	36,778,000	490,867,000
Rafael Lentejas Memorial School of Fisheries	34,889,000	2,055,000	36,944,000

Division of Catbalogan City	274,590,000	22,003,000	296,593,000

Division Office - Proper	95,801,000	11,322,000	107,123,000
Catbalogan National Comprehensive High School (Samar National High School - SRSF Annex)	36,781,000	2,330,000	39,111,000

JANUARY 5, 2026	OFFICIAL GAZETTE	381
DEPARTMENT OF EDUCATION

Samar National High School	142,008,000	8,351,000	150,359,000

Division of Eastern Samar	1,064,924,000	85,374,000	1,150,298,000

Division Office - Proper	621,967,000	54,822,000	676,789,000
Alugan National School of Craftsmanship and Home Industries	23,978,000	1,481,000	25,459,000
Dolores National High School	76,436,000	5,103,000	81,539,000
Giporlos National Trade School	37,371,000	2,612,000	39,983,000
Guiuan National High School	45,963,000	2,965,000	48,928,000
Lawaan National School of Craftsmanship and Home Industries	28,256,000	2,715,000	30,971,000
Llorente National High School	45,668,000	2,981,000	48,649,000
MacArthur National Agricultural School	31,465,000	2,133,000	33,598,000
Matarinao School of Fisheries	17,495,000	1,095,000	18,590,000
Samar National Pilot Opportunity School of Agriculture	25,298,000	1,817,000	27,115,000
Southern Samar National Comprehensive High School (Balangiga NHS)	36,256,000	2,880,000	39,136,000
Sulat National High School	23,776,000	1,546,000	25,322,000
Taft National High School	50,995,000	3,224,000	54,219,000

Division of Leyte	3,057,741,000	264,862,000	3,322,603,000

Division Office - Proper	2,649,767,000	237,785,000	2,887,552,000
Bato School of Fisheries	45,615,000	2,675,000	48,290,000
Burauen Comprehensive National High School	57,999,000	4,370,000	62,369,000
Carigara National High School	43,108,000	2,669,000	45,777,000
Dr. Geronimo B. Zaldivar Memorial School of Fisheries	34,309,000	3,140,000	37,449,000
Dulag National High School	71,236,000	4,639,000	75,875,000
Hilongos National Vocational School	77,472,000	4,871,000	82,343,000
Leyte Agro-Industrial School	41,847,000	2,196,000	44,043,000
Merida Vocational School	36,388,000	2,517,000	38,905,000

Division of Maasin City	199,079,000	17,367,000	216,446,000

Division Office - Proper	188,785,000	16,521,000	205,306,000
Maasin Vocational High School	10,294,000	846,000	11,140,000

Division of Northern Samar	1,683,911,000	133,509,000	1,817,420,000

Division Office - Proper	932,448,000	82,998,000	1,015,446,000
Allen National High School (Balicuatro NHS)	56,803,000	4,742,000	61,545,000
Basilio B. Chan Memorial Agricultural and Industrial School	51,432,000	3,540,000	54,972,000
Bobon School for Philippine Craftsmen	39,629,000	2,630,000	42,259,000
Capul Agro-Industrial High School	32,938,000	2,094,000	35,032,000
Catarman National High School	88,076,000	6,039,000	94,115,000
Catubig Valley National High School	47,707,000	2,890,000	50,597,000
Don Juan F. Avalon National High School (San Roque NHS)	51,469,000	3,720,000	55,189,000
Eladio T. Balite Memorial School of Fisheries	43,505,000	2,262,000	45,767,000
Gala Vocational School	35,703,000	2,006,000	37,709,000
Lorenzo S. Menzon Agro-Industrial School (Lapinig AIHS)	23,298,000	1,907,000	25,205,000
Mapanas Agro-Industrial High School	25,945,000	1,742,000	27,687,000
Mondragon Agro-Industrial High School	38,210,000	2,460,000	40,670,000

382	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

San Antonio Agricultural and Vocational School	24,367,000	1,515,000	25,882,000
San Isidro Agro-Industrial High School	25,083,000	1,230,000	26,313,000
San Jose Technical High School	39,509,000	3,127,000	42,636,000
San Roque-Pambujan Vocational High School	20,625,000	1,232,000	21,857,000
San Vicente School of Fisheries	12,012,000	1,057,000	13,069,000
Silvino Lubos Vocational High School	16,922,000	1,924,000	18,846,000
Sumuroy Agro-Industrial High School	78,230,000	4,394,000	82,624,000

Division of Ormoc City	478,658,000	39,938,000	518,596,000

Division Office - Proper	240,551,000	26,440,000	266,991,000
Ipil National High School	54,426,000	3,273,000	57,699,000
New Ormoc City National High School	183,681,000	10,225,000	193,906,000

Division of Samar	1,388,904,000	116,507,000	1,505,411,000

Division Office - Proper	1,020,516,000	93,841,000	1,114,357,000
Basey National High School	59,308,000	3,686,000	62,994,000
Calbiga National High School	67,342,000	3,909,000	71,251,000
Clarencio Calagos Memorial School of Fisheries	45,962,000	2,773,000	48,735,000
Hinabangan National High School (Rawis NHS)	28,120,000	2,217,000	30,337,000
Sta. Margarita National High School	28,022,000	1,820,000	29,842,000
Tarangnan National High School	30,823,000	2,091,000	32,914,000
Valeriano C. Yancha Memorial Agricultural School	30,644,000	1,613,000	32,257,000
West Coast Agricultural High School	28,424,000	2,264,000	30,688,000
Wright National High School	49,743,000	2,293,000	52,036,000

Division of Southern Leyte	774,639,000	66,234,000	840,873,000

Division Office - Proper	710,542,000	61,516,000	772,058,000
Pintuyan National Vocational High School	22,944,000	1,573,000	24,517,000
Silago National Vocational School	18,462,000	1,464,000	19,926,000
Villa Jacinta National Vocational School	22,691,000	1,681,000	24,372,000

Division of Tacloban City	562,732,000	37,552,000	600,284,000

Division Office - Proper	98,186,000	11,274,000	109,460,000
Cirilo Roy Montejo National High School (Panalaron National High School)	51,115,000	2,691,000	53,806,000
Leyte National High School	173,485,000	9,640,000	183,125,000
Marasbaras National High School	30,615,000	1,647,000	32,262,000
Sagkahan National High School	63,660,000	3,930,000	67,590,000
San Jose National High School	53,716,000	2,763,000	56,479,000
Tacloban City Night High School	18,862,000	973,000	19,835,000
Tacloban National Agricultural School	21,094,000	1,620,000	22,714,000
Tacloban National High School	51,999,000	3,014,000	55,013,000

Region IX - Zamboanga Peninsula	7,663,030,000	707,362,000	8,370,392,000

Division of Dapitan City	198,961,000	17,971,000	216,932,000

Division Office - Proper	123,206,000	12,525,000	135,731,000
Dapitan City High School	59,532,000	4,243,000	63,775,000
Ilaya National High School	16,223,000	1,203,000	17,426,000

Division of Dipolog City	336,396,000	28,848,000	365,244,000

Division Office - Proper	63,930,000	11,978,000	75,908,000

JANUARY 5, 2026	OFFICIAL GAZETTE	383
DEPARTMENT OF EDUCATION

Alberto Q. Ubay Memorial Agro-Tech Science High School	16,843,000	1,281,000	18,124,000
Dipolog City National High School (Barra)	24,952,000	1,742,000	26,694,000
Galas National High School	50,676,000	3,307,000	53,983,000
Punta National High School	31,997,000	2,073,000	34,070,000
Sicayab National High School	26,340,000	1,645,000	27,985,000
Zamboanga del Norte National High School	121,658,000	6,822,000	128,480,000

Division of Isabela City	273,716,000	23,640,000	297,356,000

Division Office - Proper	105,826,000	12,620,000	118,446,000
Basilan National High School	140,232,000	9,227,000	149,459,000
Begang National High School	27,658,000	1,793,000	29,451,000

Division of Pagadian City	438,501,000	35,080,000	473,581,000

Division Office - Proper	155,945,000	18,790,000	174,735,000
Lala National High School	14,909,000	938,000	15,847,000
Napolan National High School	35,895,000	2,140,000	38,035,000
Pagadian City National Comprehensive High School	28,735,000	1,564,000	30,299,000
Pagadian City National High School (Danlugan)	26,136,000	1,569,000	27,705,000
Tawagan Sur National High School	26,000,000	1,807,000	27,807,000
Zamboanga del Sur National High School	112,904,000	6,457,000	119,361,000
Zamboanga del Sur School of Arts and Trades	37,977,000	1,815,000	39,792,000

Division of Zamboanga City	1,586,021,000	137,834,000	1,723,855,000

Division Office - Proper	433,382,000	55,614,000	488,996,000
Arena Blanco National High School	48,271,000	3,740,000	52,011,000
Ayala National High School	99,428,000	7,801,000	107,229,000
Culianan National High School	57,566,000	5,342,000	62,908,000
Curuan National High School	50,562,000	3,384,000	53,946,000
Don Pablo Lorenzo Memorial High School	138,568,000	7,517,000	146,085,000
Manicahan National High School	41,136,000	3,152,000	44,288,000
Maria Clara L. Lobregat National High School (Divisoria National High School)	96,379,000	7,975,000	104,354,000
Mercedes National High School	40,659,000	3,270,000	43,929,000
Regional Science High School (Zamboanga Regional Science High School)	15,889,000	2,848,000	18,737,000
Southcom National High School	45,780,000	5,148,000	50,928,000
Talon-Talon National High School	105,846,000	7,851,000	113,697,000
Vitali National High School	36,926,000	2,732,000	39,658,000
Zamboanga City National High School (Main)	199,312,000	10,703,000	210,015,000
Zamboanga City National High School (West)	176,317,000	10,757,000	187,074,000

Division of Zamboanga Sibugay	1,418,578,000	117,905,000	1,536,483,000

Division Office - Proper	746,976,000	73,370,000	820,346,000
Alicia National High School	44,457,000	2,730,000	47,187,000
Diplahan National High School	45,225,000	2,700,000	47,925,000
Francisco Ramos National High School	47,167,000	2,827,000	49,994,000
Imelda National High School	41,301,000	3,516,000	44,817,000
Ipil National High School	35,987,000	2,787,000	38,774,000
Kabasalan National High School	51,803,000	3,333,000	55,136,000
Malangas National High School	38,246,000	2,674,000	40,920,000
Naga National High School	31,470,000	2,147,000	33,617,000
Olutanga National High School	40,421,000	2,794,000	43,215,000
Siay National High School	51,816,000	2,926,000	54,742,000

384	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Sta. Clara National High School	24,125,000	1,601,000	25,726,000
Surabay National High School	57,061,000	3,831,000	60,892,000
Talusan National High School	17,853,000	1,646,000	19,499,000
Titay National High School	53,574,000	3,714,000	57,288,000
Tungawan National High School	42,688,000	2,431,000	45,119,000
Zamboanga Sibugay National High School (Pangi NHS)	48,408,000	2,878,000	51,286,000

Division of Zamboanga del Norte	1,590,156,000	173,154,000	1,763,310,000

Division Office - Proper	803,769,000	119,461,000	923,230,000
Bacungan National High School	47,286,000	3,290,000	50,576,000
Dohinob National High School	14,311,000	1,169,000	15,480,000
Gutalac National High School	57,027,000	3,267,000	60,294,000
Julian Soriano Memorial Comprehensive High School	24,289,000	2,157,000	26,446,000
Katipunan National High School	61,811,000	3,540,000	65,351,000
Kipit Agro-Fishery High School	31,086,000	2,264,000	33,350,000
Liloy National High School	71,374,000	4,813,000	76,187,000
Manukan National High School	46,211,000	3,089,000	49,300,000
Piñan National High School	32,939,000	2,714,000	35,653,000
Polanco National High School	42,101,000	2,646,000	44,747,000
President Manuel A. Roxas National High School	28,524,000	2,275,000	30,799,000
Salug National High School	37,601,000	2,516,000	40,117,000
Sergio Osmeña National High School	36,752,000	2,617,000	39,369,000
Sibutad National High School	24,435,000	1,900,000	26,335,000
Sindangan National Agricultural School	51,137,000	3,596,000	54,733,000
Sindangan National High School	68,795,000	4,950,000	73,745,000
Siocon National Science High School	37,980,000	2,462,000	40,442,000
Tampilisan National High School	40,492,000	2,770,000	43,262,000
Ubay National High School	32,236,000	1,658,000	33,894,000

Division of Zamboanga del Sur	1,820,701,000	172,930,000	1,993,631,000

Division Office - Proper	1,327,113,000	143,482,000	1,470,595,000
Balongating National High School	15,840,000	1,094,000	16,934,000
Bayog National Technical-Vocational High School	48,474,000	2,623,000	51,097,000
Commonwealth National High School	34,563,000	1,541,000	36,104,000
Dimataling National High School	19,436,000	1,308,000	20,744,000
Dinas National High School	29,551,000	1,776,000	31,327,000
Kabatan National High School	30,585,000	1,932,000	32,517,000
Lapuyan National High School	37,898,000	2,469,000	40,367,000
Mahayag National High School	45,472,000	2,873,000	48,345,000
Molave Vocational Technical School	92,879,000	5,566,000	98,445,000
Panagaan National High School	22,216,000	1,235,000	23,451,000
Tambulig (Echanca) National High School	47,870,000	2,868,000	50,738,000
Tukuran Technical Vocational High School (Tukuran Comprehensive NHS - San Carlos NHS)	68,804,000	4,163,000	72,967,000

Region X - Northern Mindanao	8,039,749,000	818,220,000	8,857,969,000

Division of Bukidnon	1,531,057,000	173,148,000	1,704,205,000

Division Office - Proper	1,370,448,000	160,421,000	1,530,869,000
Bukidnon National School of Home Industries	93,105,000	6,724,000	99,829,000
Manolo Fortich National High School	67,504,000	6,003,000	73,507,000

Division of Cagayan de Oro City	941,255,000	94,598,000	1,035,853,000

Division Office - Proper	941,255,000	94,598,000	1,035,853,000

JANUARY 5, 2026	OFFICIAL GAZETTE	385
DEPARTMENT OF EDUCATION

Division of Camiguin	220,341,000	20,004,000	240,345,000

Division Office - Proper	190,604,000	17,741,000	208,345,000
Camiguin National High School	29,737,000	2,263,000	32,000,000

Division of El Salvador City	87,029,000	10,968,000	97,997,000

Division Office - Proper	87,029,000	10,968,000	97,997,000

Division of Gingoog City	289,922,000	29,541,000	319,463,000

Division Office - Proper	289,922,000	29,541,000	319,463,000

Division of Iligan City	608,268,000	53,542,000	661,810,000

Division Office - Proper	54,664,000	21,595,000	76,259,000
Acelo C. Badelles, Sr. Memorial High School (Tipanoy NHS)	31,762,000	1,853,000	33,615,000
Bunawan Agricultural High School	6,036,000	771,000	6,807,000
Bunawan National High School	12,117,000	614,000	12,731,000
Dalipuga National High School	36,976,000	1,895,000	38,871,000
Iligan City East National High School (Sta. Filomena)	92,039,000	4,569,000	96,608,000
Iligan City National School of Fisheries	38,300,000	2,212,000	40,512,000
Iligan City National High School	206,983,000	11,246,000	218,229,000
Maria Cristina National High School	24,036,000	1,511,000	25,547,000
Rogongon Agricultural High School	9,248,000	1,295,000	10,543,000
Suarez National High School	30,691,000	2,412,000	33,103,000
Tomas Cabili National High School	42,385,000	2,591,000	44,976,000
Tubaran National High School	23,031,000	978,000	24,009,000

Division of Lanao del Norte	862,298,000	90,666,000	952,964,000

Division Office - Proper	594,839,000	71,143,000	665,982,000
Baloi National High School	20,259,000	1,382,000	21,641,000
Kapatagan National High School	59,814,000	4,554,000	64,368,000
Lala National High School	84,655,000	6,262,000	90,917,000
Lanao del Norte National Comprehensive High School	71,673,000	4,871,000	76,544,000
Maigo National High School	31,058,000	2,454,000	33,512,000

Division of Malaybalay City	422,198,000	39,401,000	461,599,000

Division Office - Proper	144,657,000	23,913,000	168,570,000
Bangcud National High School	44,674,000	3,804,000	48,478,000
Bukidnon National High School	205,139,000	10,034,000	215,173,000
Managok National High School	27,728,000	1,650,000	29,378,000

Division of Misamis Occidental	552,381,000	56,459,000	608,840,000

Division Office - Proper	354,810,000	43,425,000	398,235,000
Aloran Trade High School	49,241,000	3,456,000	52,697,000
Baliangao School of Fisheries	26,056,000	1,612,000	27,668,000
Clarin National High School	64,083,000	4,173,000	68,256,000
Looc National High School	58,191,000	3,793,000	61,984,000

Division of Misamis Oriental	1,568,176,000	153,123,000	1,721,299,000

Division Office - Proper	975,057,000	111,184,000	1,086,241,000

386	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Alubijid National Comprehensive High School	52,359,000	3,733,000	56,092,000
Initao National Comprehensive High School	42,987,000	3,173,000	46,160,000
Laguindingan National High School	46,350,000	3,568,000	49,918,000
Libertad National High School	31,230,000	2,293,000	33,523,000
Medina National Comprehensive High School	64,448,000	4,328,000	68,776,000
Misamis Oriental General Comprehensive High School	210,545,000	13,397,000	223,942,000
Opol National Secondary Technical School	73,867,000	5,889,000	79,756,000
Salay National High School	46,622,000	3,648,000	50,270,000
Sugbongcogon National High School	24,711,000	1,910,000	26,621,000

Division of Oroquieta City	191,206,000	16,688,000	207,894,000

Division Office - Proper	85,884,000	9,646,000	95,530,000
Misamis Occidental National High School	105,322,000	7,042,000	112,364,000

Division of Ozamiz City	284,104,000	26,234,000	310,338,000

Division Office - Proper	129,924,000	15,443,000	145,367,000
Labo National High School	23,287,000	1,589,000	24,876,000
Ozamiz City National High School	81,702,000	5,772,000	87,474,000
Ozamiz City School of Arts and Trades	49,191,000	3,430,000	52,621,000

Division of Tangub City	170,552,000	16,204,000	186,756,000

Division Office - Proper	110,857,000	12,287,000	123,144,000
Tangub City National High School	59,695,000	3,917,000	63,612,000

Division of Valencia City	310,962,000	37,644,000	348,606,000

Division Office - Proper	118,502,000	27,400,000	145,902,000
Valencia National High School	192,460,000	10,244,000	202,704,000

Region XI - Davao	9,113,223,000	889,819,000	10,003,042,000

Division of Davao City	2,656,633,000	274,264,000	2,930,897,000

Division Office - Proper	522,922,000	118,087,000	641,009,000
A. L. Navarro National High School	60,768,000	3,772,000	64,540,000
Baguio National School of Arts and Trades	35,391,000	2,248,000	37,639,000
Bernardino B. Bosque National High School	32,423,000	2,685,000	35,108,000
Bernardo D. Carpio National High School	78,006,000	4,875,000	82,881,000
Biao National High School	20,100,000	1,358,000	21,458,000
Binowang National High School	9,139,000	851,000	9,990,000
Binugao National High School	24,829,000	1,664,000	26,493,000
Cabantian National High School	61,384,000	4,763,000	66,147,000
Calinan National High School	85,181,000	6,430,000	91,611,000
Catalunan Pequeño National High School	44,849,000	3,544,000	48,393,000
Crossing Bayabas National High School	97,943,000	6,087,000	104,030,000
Dacudao National High School	18,490,000	1,507,000	19,997,000
Daniel R. Aguinaldo National High School	164,409,000	9,296,000	173,705,000
Davao City National High School	230,819,000	17,880,000	248,699,000
Don Enrique Bustamante National High School	24,382,000	2,496,000	26,878,000
Doña Carmen Denia National High School	116,559,000	7,429,000	123,988,000
Dr. Santiago Dakudao, Sr. National High School	33,857,000	3,389,000	37,246,000
Erico T. Nograles National High School	34,508,000	2,950,000	37,458,000
F. Bangoy National High School	139,877,000	9,994,000	149,871,000
F. Bustamante National High School	103,480,000	8,143,000	111,623,000

JANUARY 5, 2026	OFFICIAL GAZETTE	387
DEPARTMENT OF EDUCATION

Gorgonio Tajo, Sr. National High School	13,426,000	1,084,000	14,510,000
Gov. Vicente Duterte National High School	18,113,000	1,545,000	19,658,000
J. V. Ferriols National High School	15,527,000	1,667,000	17,194,000
Jesus J. Soriano National High School	34,053,000	3,452,000	37,505,000
Leon Garcia, Sr. National High School	37,590,000	2,596,000	40,186,000
Los Amigos National High School	28,588,000	2,819,000	31,407,000
Lower Tamugan National High School	30,805,000	1,618,000	32,423,000
Maa National High School	66,514,000	4,522,000	71,036,000
Mabini National High School	31,592,000	2,215,000	33,807,000
Malabog National High School	24,272,000	1,217,000	25,489,000
Marilog National High School	24,508,000	1,632,000	26,140,000
Mintal Comprehensive High School	66,048,000	5,549,000	71,597,000
Pablo Lorenzo National High School	35,120,000	2,550,000	37,670,000
Sirawan National High School	12,432,000	970,000	13,402,000
Sirib National High School	12,653,000	863,000	13,516,000
Sta. Ana National High School	177,060,000	13,069,000	190,129,000
Tagakpan National High School	17,543,000	1,222,000	18,765,000
Talomo National High School	38,561,000	3,137,000	41,698,000
Teofilo V. Fernandez National High School	32,912,000	3,089,000	36,001,000

Division of Davao Occidental	590,715,000	62,093,000	652,808,000

Division Office - Proper	292,715,000	44,006,000	336,721,000
Alberto Olarte, Sr. National High School	22,507,000	2,030,000	24,537,000
Basiawan National High School	22,886,000	1,521,000	24,407,000
Edna Guillermo Memorial National High School	23,755,000	1,399,000	25,154,000
Fishing Village Comprehensive National High School	26,485,000	1,244,000	27,729,000
Heracleo Casco Memorial National High School	56,028,000	3,475,000	59,503,000
Jose Abad Santos National High School	45,933,000	2,382,000	48,315,000
Kalbay National High School	17,506,000	1,562,000	19,068,000
Mariano Peralta National High School	82,900,000	4,474,000	87,374,000

Division of Davao Oriental	897,085,000	90,613,000	987,698,000

Division Office - Proper	499,886,000	63,740,000	563,626,000
Baganga National High School	47,004,000	3,171,000	50,175,000
Caraga National High School	36,120,000	2,236,000	38,356,000
Cateel National Agricultural High School	19,711,000	1,098,000	20,809,000
Cateel Vocational High School	54,036,000	3,580,000	57,616,000
Lupon National Comprehensive High School	26,213,000	2,266,000	28,479,000
Lupon Vocational High School	52,670,000	3,380,000	56,050,000
Luzon National High School	25,087,000	1,652,000	26,739,000
Manuel B. Guiñez, Sr. National High School	55,552,000	3,658,000	59,210,000
San Isidro National High School	39,454,000	2,673,000	42,127,000
Tibanban National High School	41,352,000	3,159,000	44,511,000

Division of Davao de Oro	1,535,011,000	144,716,000	1,679,727,000

Division Office - Proper	722,512,000	86,267,000	808,779,000
Andili National High School	21,791,000	1,877,000	23,668,000
Anibongan National High School	19,799,000	1,256,000	21,055,000
Atty. Orlando S. Rimando National High School	63,279,000	4,972,000	68,251,000
Compostela National High School	90,778,000	5,874,000	96,652,000
Gabi National High School	25,436,000	1,968,000	27,404,000
Laak National High School	64,123,000	3,860,000	67,983,000
Lorenzo S. Sarmiento, Sr. National High School	40,514,000	3,130,000	43,644,000
Mabini National High School	34,136,000	2,477,000	36,613,000
Mainit National High School	21,054,000	2,021,000	23,075,000

388	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Manat National High School	27,178,000	2,356,000	29,534,000
Maragusan National High School	55,913,000	4,069,000	59,982,000
Monkayo National High School	75,732,000	5,911,000	81,643,000
Montevista National High School	59,004,000	4,201,000	63,205,000
Nabunturan National Comprehensive High School	96,743,000	5,382,000	102,125,000
New Bataan National High School	34,495,000	2,603,000	37,098,000
Pantukan National High School	53,120,000	4,204,000	57,324,000
Pindasan National High School	29,404,000	2,288,000	31,692,000

Division of Davao del Norte	931,786,000	87,750,000	1,019,536,000

Division Office - Proper	416,392,000	51,075,000	467,467,000
Antonio V. Fruto, Sr. National High School	20,177,000	1,499,000	21,676,000
Asuncion National High School	59,045,000	3,547,000	62,592,000
Carmen National High School	63,236,000	5,319,000	68,555,000
Dujali National High School	28,797,000	2,109,000	30,906,000
Kapalong National High School	54,471,000	3,913,000	58,384,000
Kimamon National High School	31,167,000	2,108,000	33,275,000
New Corella National High School	61,713,000	4,414,000	66,127,000
Sagayen National High School	37,527,000	2,218,000	39,745,000
Sawata National High School	29,580,000	2,321,000	31,901,000
Sto. Niño National High School	25,745,000	1,373,000	27,118,000
Sto. Tomas National High School	103,936,000	7,854,000	111,790,000

Division of Davao del Sur	743,463,000	70,376,000	813,839,000

Division Office - Proper	265,285,000	33,647,000	298,932,000
Barayong National High School	35,161,000	2,754,000	37,915,000
Davao del Sur School of Fisheries	51,849,000	3,817,000	55,666,000
Federico Yap National High School	33,163,000	3,137,000	36,300,000
Governor N. Llanos National High School	17,811,000	1,431,000	19,242,000
Hagonoy National High School	53,620,000	3,271,000	56,891,000
Ihan National High School	14,164,000	1,370,000	15,534,000
Inawayan National High School	27,322,000	2,195,000	29,517,000
Marber National High School	29,061,000	2,382,000	31,443,000
Matanao National High School	70,555,000	4,872,000	75,427,000
Padada National High School	29,672,000	2,098,000	31,770,000
Sta. Cruz National High School	66,611,000	5,507,000	72,118,000
Sulop National High School	49,189,000	3,895,000	53,084,000

Division of Digos City	343,918,000	28,796,000	372,714,000

Division Office - Proper	64,681,000	13,209,000	77,890,000
Digos City National High School (Davao del Sur National High School)	279,237,000	15,587,000	294,824,000

Division of Island Garden City of Samal	243,400,000	25,806,000	269,206,000

Division Office - Proper	148,684,000	18,389,000	167,073,000
Mambago-B National High School	22,849,000	1,730,000	24,579,000
Nieves Villarica National High School	44,180,000	3,618,000	47,798,000
Samal National High School	27,687,000	2,069,000	29,756,000

Division of Mati City	334,289,000	35,094,000	369,383,000

Division Office - Proper	134,439,000	20,584,000	155,023,000
Badas National High School	16,508,000	1,434,000	17,942,000
Dawan National High School	16,990,000	1,413,000	18,403,000

JANUARY 5, 2026	OFFICIAL GAZETTE	389
DEPARTMENT OF EDUCATION

Mati National Comprehensive High School	94,110,000	6,587,000	100,697,000
Mati School of Arts and Trades	30,580,000	2,059,000	32,639,000
Matiao National High School	41,662,000	3,017,000	44,679,000

Division of Panabo City	337,462,000	31,589,000	369,051,000

Division Office - Proper	73,547,000	12,363,000	85,910,000
A. O. Floirendo National High School	35,470,000	2,342,000	37,812,000
Don Manuel A. Javellana Memorial National High School	17,116,000	1,698,000	18,814,000
Panabo City National High School	149,825,000	10,089,000	159,914,000
San Vicente National High School	30,162,000	2,673,000	32,835,000
Southern Davao National High School	31,342,000	2,424,000	33,766,000

Division of Tagum City	499,461,000	38,722,000	538,183,000

Division Office - Proper	45,241,000	5,727,000	50,968,000
Jose Tuason, Jr. Memorial National High School	23,879,000	1,747,000	25,626,000
La Filipina National High School	98,275,000	6,418,000	104,693,000
Laureta National High School	31,957,000	2,224,000	34,181,000
Pipisan Maug National High School	15,015,000	1,056,000	16,071,000
Tagum National Trade School	62,221,000	4,614,000	66,835,000
Tagum City National Comprehensive High School (Davao National High School)	95,292,000	6,726,000	102,018,000
Tagum City National High School	127,581,000	10,210,000	137,791,000

Region XII - SOCCSKSARGEN	7,544,627,000	790,671,000	8,335,298,000

Division of Cotabato	2,105,938,000	244,605,000	2,350,543,000

Division Office - Proper	1,252,462,000	181,067,000	1,433,529,000
Alamada High School	42,405,000	2,984,000	45,389,000
Antipas National High School	37,561,000	3,079,000	40,640,000
Banisilan National High School	29,029,000	2,452,000	31,481,000
Carmen National High School	55,888,000	4,542,000	60,430,000
Dilangalen National High School	75,500,000	5,682,000	81,182,000
Greenfield National High School	32,515,000	1,550,000	34,065,000
Kabacan National High School	54,508,000	4,600,000	59,108,000
Kimagango National High School	13,164,000	1,247,000	14,411,000
Kisante National High School	28,434,000	1,798,000	30,232,000
Libungan National High School	36,276,000	2,906,000	39,182,000
Lika National High School	31,016,000	2,280,000	33,296,000
M’lang National High School	78,354,000	4,710,000	83,064,000
Magpet National High School	34,272,000	2,822,000	37,094,000
Makilala National High School	22,863,000	2,317,000	25,180,000
Matalam High School (Poblacion)	43,827,000	3,428,000	47,255,000
Matalam National High School, Barangay Linao, Matalam	32,673,000	1,513,000	34,186,000
Pigcawayan National High School	61,185,000	4,782,000	65,967,000
Pikit National High School	62,627,000	4,164,000	66,791,000
President Roxas National High School	25,833,000	1,992,000	27,825,000
Tulunan National High School	55,546,000	4,690,000	60,236,000

Division of General Santos City	1,056,314,000	92,451,000	1,148,765,000

Division Office - Proper	319,319,000	39,725,000	359,044,000
Bula National School of Fisheries	36,262,000	2,588,000	38,850,000
Fatima National High School	92,977,000	8,473,000	101,450,000

390	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

General Santos City National High School	232,837,000	15,425,000	248,262,000
General Santos City National Secondary School of Arts and Trade	63,443,000	4,739,000	68,182,000
Irineo L. Santiago National High School of Metro Dadiangas	90,364,000	4,354,000	94,718,000
Labangal National High School	57,058,000	4,246,000	61,304,000
Lagao National High School	92,201,000	6,202,000	98,403,000
New Society National High School	71,853,000	6,699,000	78,552,000

Division of Kidapawan City	334,699,000	32,432,000	367,131,000

Division Office - Proper	149,867,000	19,570,000	169,437,000
Amas National High School	19,149,000	1,540,000	20,689,000
Ginatilan National High School	15,379,000	1,312,000	16,691,000
Kidapawan City National High School	139,655,000	9,026,000	148,681,000
Paco National High School	10,649,000	984,000	11,633,000

Division of Koronadal City	329,986,000	27,202,000	357,188,000

Division Office - Proper	30,385,000	6,541,000	36,926,000
Bacongco National High School	25,633,000	2,273,000	27,906,000
Esperanza National High School	31,392,000	1,434,000	32,826,000
Koronadal National Comprehensive High School	196,809,000	12,803,000	209,612,000
Marbel 7 National High School	22,668,000	2,181,000	24,849,000
Saravia National High School	23,099,000	1,970,000	25,069,000

Division of Sarangani	1,166,065,000	116,008,000	1,282,073,000

Division Office - Proper	704,066,000	81,051,000	785,117,000
Alabel National High School	55,050,000	4,693,000	59,743,000
Alabel National Science High School	15,503,000	2,819,000	18,322,000
Banate National High School	18,889,000	1,601,000	20,490,000
Colon National High School	37,276,000	2,719,000	39,995,000
Glan Padidu National High School	22,799,000	1,320,000	24,119,000
Glan School of Arts and Trades	56,690,000	3,658,000	60,348,000
James L. Chiongbian National Trade School	37,009,000	3,145,000	40,154,000
Leonard Young, Sr. National High School	33,908,000	2,197,000	36,105,000
Lun Pandidu National High School	38,142,000	2,196,000	40,338,000
Malalag National High School	39,003,000	3,155,000	42,158,000
Malandag National High School	32,929,000	2,572,000	35,501,000
Malapatan National High School	48,884,000	3,191,000	52,075,000
Pangyan National High School	25,917,000	1,691,000	27,608,000

Division of South Cotabato	1,327,786,000	145,680,000	1,473,466,000

Division Office - Proper	738,870,000	106,083,000	844,953,000
Banga National High School	68,468,000	3,549,000	72,017,000
Bentung Sulit National High School	25,281,000	1,324,000	26,605,000
Lamian National High School	31,404,000	1,861,000	33,265,000
Lapuz National High School	17,484,000	1,188,000	18,672,000
Libertad National High School	72,884,000	6,051,000	78,935,000
Maltana National High School	25,446,000	1,853,000	27,299,000
Norala National High School	59,531,000	3,811,000	63,342,000
Polomolok National High School	54,322,000	4,433,000	58,755,000
Sto. Niño National High School	51,671,000	3,828,000	55,499,000
Sto. Niño National School of Arts and Trades	11,081,000	929,000	12,010,000
T’boli National High School	57,390,000	4,217,000	61,607,000
Tupi National High School	84,493,000	5,222,000	89,715,000

JANUARY 5, 2026	OFFICIAL GAZETTE	391
DEPARTMENT OF EDUCATION

Upper Klinan National High School	29,461,000	1,331,000	30,792,000

Division of Sultan Kudarat	1,049,539,000	116,861,000	1,166,400,000

Division Office - Proper	458,147,000	73,944,000	532,091,000
Bagumbayan National High School	32,678,000	2,287,000	34,965,000
Bai Saripinang National High School	16,604,000	1,467,000	18,071,000
Bambad National High School	28,752,000	2,043,000	30,795,000
Columbio National High School	24,311,000	1,701,000	26,012,000
Esperanza National High School	91,568,000	6,616,000	98,184,000
Isulan National High School	77,611,000	6,063,000	83,674,000
Kalamansig National High School	59,792,000	3,215,000	63,007,000
Kapingkong National High School	18,514,000	1,475,000	19,989,000
Laguilayan National High School	18,264,000	1,543,000	19,807,000
Lambayong National High School (Mariano Marcos National High School)	53,719,000	3,986,000	57,705,000
Lebak National High School - Lebak Legislated National High School	48,960,000	3,646,000	52,606,000
Lutayan National High School	46,415,000	3,034,000	49,449,000
President Quirino National High School	56,939,000	4,335,000	61,274,000
Telafas National High School	17,265,000	1,506,000	18,771,000

Division of Tacurong City	174,300,000	15,432,000	189,732,000

Division Office - Proper	55,730,000	7,185,000	62,915,000
Tacurong National High School	86,054,000	5,814,000	91,868,000
V.F. Grino National High School	32,516,000	2,433,000	34,949,000

Region XIII - Caraga	6,052,398,000	588,855,000	6,641,253,000

Division of Agusan del Norte	615,959,000	59,684,000	675,643,000

Division Office - Proper	329,125,000	43,502,000	372,627,000
Agay National High School	43,499,000	2,858,000	46,357,000
Carmen National High School	38,113,000	2,498,000	40,611,000
Guinabsan National High School	67,832,000	1,910,000	69,742,000
Jagupit National High School	24,817,000	1,814,000	26,631,000
Las Nieves National High School	21,881,000	1,715,000	23,596,000
Magallanes National High School	43,715,000	3,113,000	46,828,000
Nasipit National Vocational School	46,977,000	2,274,000	49,251,000

Division of Agusan del Sur	1,326,224,000	132,245,000	1,458,469,000

Division Office - Proper	405,574,000	72,582,000	478,156,000
Agusan del Sur National High School	123,603,000	8,405,000	132,008,000
Bunawan National High School	56,944,000	3,880,000	60,824,000
Datu Lipus Makapandong National High School	26,261,000	2,030,000	28,291,000
Del Monte National High School	39,560,000	2,496,000	42,056,000
Democrito O. Plaza Memorial High School	8,570,000	1,149,000	9,719,000
Esperanza National High School	50,169,000	2,547,000	52,716,000
La Paz National High School	25,131,000	2,042,000	27,173,000
Lapinigan National High School	29,460,000	2,193,000	31,653,000
Libertad National High School	17,369,000	1,460,000	18,829,000
Loreto National High School	29,746,000	1,892,000	31,638,000
Los Arcos National High School	16,494,000	1,252,000	17,746,000
Lucena National High School	19,747,000	1,654,000	21,401,000
Patin-ay High School (ASSAT)	19,519,000	1,781,000	21,300,000
Prosperidad National High School	42,798,000	2,724,000	45,522,000

392	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Sampaguita National High School	20,441,000	1,666,000	22,107,000
San Isidro National High School	24,488,000	1,276,000	25,764,000
San Luis National High School	41,501,000	2,477,000	43,978,000
Sibagat National High School of Home Industries	49,520,000	2,148,000	51,668,000
Sta. Cruz National High School	18,593,000	1,414,000	20,007,000
Sta. Irene National High School	22,558,000	1,785,000	24,343,000
Sta. Josefa National High School	59,617,000	3,181,000	62,798,000
Sto. Tomas National High School	14,124,000	1,232,000	15,356,000
Talacogon National High School	36,451,000	1,887,000	38,338,000
Trento National High School	85,423,000	4,562,000	89,985,000
Veruela National High School	24,212,000	1,368,000	25,580,000
Zillovia National High School	18,351,000	1,162,000	19,513,000

Division of Bayugan City	241,159,000	24,737,000	265,896,000

Division Office - Proper	21,552,000	7,465,000	29,017,000
Bayugan National Comprehensive High School	149,616,000	11,485,000	161,101,000
Marcelina National High School	13,250,000	1,367,000	14,617,000
Noli National High School	27,672,000	1,969,000	29,641,000
Salvacion National High School	13,967,000	1,495,000	15,462,000
San Juan National High School	15,102,000	956,000	16,058,000

Division of Bislig City	206,476,000	19,230,000	225,706,000

Division Office - Proper	77,635,000	11,362,000	88,997,000
Bislig City National High School	35,480,000	2,274,000	37,754,000
Lawigan National High School	9,216,000	895,000	10,111,000
Mangagoy National High School	15,963,000	1,181,000	17,144,000
Tabon M. Estrella National High School	68,182,000	3,518,000	71,700,000

Division of Butuan City	874,782,000	70,449,000	945,231,000

Division Office - Proper	257,939,000	34,963,000	292,902,000
Agusan National High School	223,554,000	11,108,000	234,662,000
Agusan Pequeño National High School	27,194,000	1,775,000	28,969,000
Amparo National High School	15,755,000	1,162,000	16,917,000
Banza National High School	25,191,000	1,858,000	27,049,000
Butuan City National Comprehensive High School	12,510,000	1,084,000	13,594,000
Butuan City School of Arts and Trades	84,221,000	4,938,000	89,159,000
Libertad National High School	71,820,000	3,751,000	75,571,000
Los Angeles National High School	20,673,000	1,385,000	22,058,000
Lumbocan National High School	16,139,000	1,387,000	17,526,000
San Vicente National High School	33,388,000	2,431,000	35,819,000
Taligaman National High School	60,057,000	2,644,000	62,701,000
Tungao National High School	26,341,000	1,963,000	28,304,000

Division of Cabadbaran City	128,609,000	16,686,000	145,295,000

Division Office - Proper	49,661,000	11,035,000	60,696,000
Cabadbaran City National High School	78,948,000	5,651,000	84,599,000

Division of Dinagat Island	298,346,000	32,331,000	330,677,000

Division Office - Proper	89,714,000	18,742,000	108,456,000
Albor National High School	25,858,000	1,649,000	27,507,000
Cagdianao National High School	25,445,000	1,604,000	27,049,000
Dinagat School of Fisheries	23,745,000	1,502,000	25,247,000

JANUARY 5, 2026	OFFICIAL GAZETTE	393
DEPARTMENT OF EDUCATION

Don Ruben E. Ecleo, Sr. Memorial National High School	66,987,000	3,428,000	70,415,000
Liberty National High School	5,603,000	647,000	6,250,000
Loreto National High School	14,467,000	1,373,000	15,840,000
Ruben E. Ecleo, Sr. National High School	8,793,000	1,021,000	9,814,000
Tag-abaca National High School	23,138,000	1,293,000	24,431,000
Tubajon National High School	14,596,000	1,072,000	15,668,000

Division of Siargao	294,401,000	29,273,000	323,674,000

Division Office - Proper	91,617,000	14,979,000	106,596,000
Dapa National High School	61,441,000	3,957,000	65,398,000
Del Carmen National High School	18,674,000	1,713,000	20,387,000
Gen. Luna National High School	36,811,000	2,554,000	39,365,000
Pilar National High School	15,753,000	1,334,000	17,087,000
San Isidro National High School	13,915,000	1,014,000	14,929,000
Sapao National High School	16,715,000	1,357,000	18,072,000
Socorro National High School	39,475,000	2,365,000	41,840,000

Division of Surigao City	237,466,000	26,156,000	263,622,000

Division Office - Proper	88,515,000	13,076,000	101,591,000
Anomar National High School	16,833,000	1,196,000	18,029,000
Caraga Regional Science High School	18,754,000	3,425,000	22,179,000
Ipil National High School	18,767,000	1,376,000	20,143,000
Mat-i National High School	17,728,000	1,484,000	19,212,000
Surigao City National High School (San Juan National High School)	56,762,000	3,789,000	60,551,000
Taft National High School (Surigao City - Taft National High School Annex)	20,107,000	1,810,000	21,917,000

Division of Surigao del Norte	605,898,000	56,865,000	662,763,000

Division Office - Proper	115,855,000	19,103,000	134,958,000
Alegria National High School	35,038,000	3,140,000	38,178,000
Amando A. Fabio Memorial National High School (Sta. Cruz National High School)	26,151,000	2,144,000	28,295,000
Bacuag National Agro-Industrial School	14,808,000	1,254,000	16,062,000
Balite National High School	11,719,000	1,130,000	12,849,000
Campo National High School	22,643,000	1,645,000	24,288,000
Claver National High School	42,397,000	3,535,000	45,932,000
Gigaquit National School of Home Industries	41,834,000	2,789,000	44,623,000
Mainit National High School	25,914,000	2,064,000	27,978,000
Masgad National High School	7,950,000	813,000	8,763,000
Matin-ao National High School	22,229,000	1,654,000	23,883,000
Placer National High School	31,728,000	2,197,000	33,925,000
San Francisco National High School	20,093,000	1,693,000	21,786,000
Surigao del Norte National High School	100,515,000	6,573,000	107,088,000
Taganaan National High School (Asa National High School)	29,752,000	2,092,000	31,844,000
Timamana National High School	12,349,000	1,237,000	13,586,000
Toledo S. Pantilo, Sr. Memorial National High School	20,994,000	1,739,000	22,733,000
Tubod National Comprehensive High School	23,929,000	2,063,000	25,992,000

Division of Surigao del Sur	1,090,846,000	107,514,000	1,198,360,000

Division Office - Proper	190,929,000	58,344,000	249,273,000
Adlay National High School	15,917,000	1,429,000	17,346,000

394	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Anibongan National High School	11,340,000	917,000	12,257,000
Barcelona National High School	19,674,000	864,000	20,538,000
Barobo National High School	57,316,000	3,767,000	61,083,000
Cantilan National High School	40,124,000	2,856,000	42,980,000
Carmen National Agricultural High School	17,607,000	1,118,000	18,725,000
Carrascal National High School	24,079,000	2,261,000	26,340,000
Doña Carmen National High School	9,411,000	783,000	10,194,000
Felisberto Verano National High School	25,126,000	1,373,000	26,499,000
Florita Herrera-Irizari National High School	33,532,000	1,441,000	34,973,000
Gamut National High School (Barobo)	10,676,000	1,018,000	11,694,000
Gamut National High School (Tago)	42,091,000	2,480,000	44,571,000
Hinatuan National Comprehensive High School	69,592,000	2,915,000	72,507,000
Lianga National Comprehensive High School	30,164,000	2,030,000	32,194,000
Lingig National High School	40,440,000	2,383,000	42,823,000
M. K. Yusingco National High School (Mandus National High School)	13,288,000	961,000	14,249,000
Madrid National High School	60,361,000	2,937,000	63,298,000
Marihatag National Agricultural High School	17,833,000	958,000	18,791,000
Portlamon Pastor Uy National High School	9,760,000	796,000	10,556,000
Purisima National High School	25,693,000	1,175,000	26,868,000
Salvacion National High School	20,924,000	1,123,000	22,047,000
San Miguel National Comprehensive High School	91,848,000	2,413,000	94,261,000
Solomon P. Lozada National High School	13,525,000	1,274,000	14,799,000
St. Christine National High School	23,186,000	1,696,000	24,882,000
Sto. Niño National High School	24,268,000	1,676,000	25,944,000
Tagasaka National High School	23,262,000	948,000	24,210,000
Tagbina National High School	78,737,000	2,701,000	81,438,000
Tidman National High School	14,550,000	797,000	15,347,000
Unidad National High School	35,593,000	2,080,000	37,673,000

Division of Tandag City	132,232,000	13,685,000	145,917,000

Division Office - Proper	8,464,000	3,970,000	12,434,000
Buenavista National High School	17,344,000	1,656,000	19,000,000
Jacinto P. Elpa National High School	100,082,000	7,195,000	107,277,000
Tandag National Science High School	6,342,000	864,000	7,206,000
Operation of Schools - Senior High School (Grade 11 to Grade 12)	61,622,109,000	7,996,641,000	69,618,750,000

National Capital Region (NCR)	3,595,033,000	966,251,000	4,561,284,000

Central Office		519,986,000	519,986,000
Division of Caloocan	272,319,000	31,871,000	304,190,000

Division Office - Proper	272,319,000	17,672,000	289,991,000
Amparo High School		3,309,000	3,309,000
Bagong Barrio National High School		241,000	241,000
Bagong Silang High School		2,467,000	2,467,000
Bagumbong High School (Main)		291,000	291,000
Caloocan High School		2,813,000	2,813,000
Caybiga High School		932,000	932,000
M.B. Asistio, Sr. High School		676,000	676,000
M.B. Asistio, Sr. High School Unit 1		1,374,000	1,374,000
Manuel L. Quezon High School		752,000	752,000
Tala High School		1,344,000	1,344,000

JANUARY 5, 2026	OFFICIAL GAZETTE	395
DEPARTMENT OF EDUCATION

Division of Las Piñas	128,880,000	16,662,000	145,542,000

Division Office - Proper	128,880,000	12,321,000	141,201,000
Golden Acres National High School (Las Piñas National High School - Golden Acres Annex)		2,742,000	2,742,000
Las Piñas National High School (Main)		1,599,000	1,599,000

Division of Makati	74,803,000	7,742,000	82,545,000

Division Office - Proper	74,803,000	4,242,000	79,045,000
Makati High School		3,500,000	3,500,000

Division of Malabon City	103,511,000	7,747,000	111,258,000

Division Office - Proper	103,511,000	4,159,000	107,670,000
Malabon National High School		1,136,000	1,136,000
Panghulo National High School		840,000	840,000
Potrero National High School		558,000	558,000
Tinajeros National High School		1,054,000	1,054,000

Division of Mandaluyong	144,543,000	16,784,000	161,327,000

Division Office - Proper	144,543,000	7,236,000	151,779,000
Andres Bonifacio Integrated School		1,784,000	1,784,000
Bonifacio Javier National High School		1,069,000	1,069,000
Eulogio Rodriguez Integrated School		1,230,000	1,230,000
Highway Hills Integrated School		2,153,000	2,153,000
Isaac Lopez Integrated School		770,000	770,000
Jose Fabella Memorial High School		954,000	954,000
Mandaluyong High School		1,588,000	1,588,000

Division of Manila	355,618,000	38,400,000	394,018,000

Division Office - Proper	355,618,000	4,112,000	359,730,000
Carlos P. Garcia High School		1,018,000	1,018,000
Cayetano Arellano High School		1,081,000	1,081,000
Claro M. Recto High School		1,003,000	1,003,000
Doña Teodora Alonzo High School		966,000	966,000
Dr. Juan Nolasco High School		922,000	922,000
Eulogio Rodriguez Vocational High School (EARIST Vocational HS)		1,343,000	1,343,000
F. G. Calderon Integrated School		599,000	599,000
Florentino Torres High School (Torres High School)		1,100,000	1,100,000
Gen. Emilio Aguinaldo Integrated School		473,000	473,000
I. Villamor High School		1,432,000	1,432,000
Jose Abad Santos High School		3,359,000	3,359,000
M. Araullo High School (Araullo High School)		2,114,000	2,114,000
Manila High School		808,000	808,000
Manila Science High School		1,325,000	1,325,000
Manuel A. Roxas High School		3,425,000	3,425,000
Manuel L. Quezon High School		1,332,000	1,332,000
Mariano Marcos Memorial High School		1,393,000	1,393,000
Pres. Sergio Osmeña, Sr. High School		2,899,000	2,899,000
Rajah Soliman Science and Technology High School		2,962,000	2,962,000
Ramon C. Avancena High School		541,000	541,000
T. Paez Integrated School		2,012,000	2,012,000
Tondo High School		1,447,000	1,447,000
Valeriano Fugoso Memorial High School		734,000	734,000

396	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Division of Marikina	177,970,000	15,507,000	193,477,000

Division Office - Proper	177,970,000	4,832,000	182,802,000
Barangka National High School		363,000	363,000
Fortune High School		409,000	409,000
Malanday National High School		570,000	570,000
Marikina High School		3,986,000	3,986,000
Parang High School		2,362,000	2,362,000
Sta. Elena High School		2,326,000	2,326,000
Tañong High School (Marikina High School - Tañong Annex)		659,000	659,000

Division of Muntinlupa	166,389,000	28,766,000	195,155,000

Division Office - Proper	166,389,000	16,981,000	183,370,000
Muntinlupa National High School		11,785,000	11,785,000

Division of Navotas City	110,112,000	13,264,000	123,376,000

Division Office - Proper	110,112,000	3,799,000	113,911,000
Kaunlaran High School		2,711,000	2,711,000
Navotas National High School		2,134,000	2,134,000
San Rafael Technological and Vocational High School		1,246,000	1,246,000
San Roque National High School		1,468,000	1,468,000
Tangos National High School		1,064,000	1,064,000
Tanza National High School		842,000	842,000

Division of Parañaque	256,745,000	33,764,000	290,509,000

Division Office - Proper	256,745,000	13,721,000	270,466,000
Dr. Arcadio Santos National High School (Main)		1,131,000	1,131,000
Parañaque National High School (Main)		18,912,000	18,912,000

Division of Pasay City	206,290,000	23,997,000	230,287,000

Division Office - Proper	206,290,000	2,862,000	209,152,000
Kalayaan National High School		3,495,000	3,495,000
Pasay City East High School		3,680,000	3,680,000
Pasay City National Science High School		701,000	701,000
Pasay City North High School		1,447,000	1,447,000
Pasay City South High School		4,728,000	4,728,000
Pasay City West High School		6,335,000	6,335,000
Philippine National School for the Blind (Philippine School for the Blind)		190,000	190,000
Philippine School for the Deaf		559,000	559,000

Division of Pasig City	358,692,000	48,301,000	406,993,000

Division Office - Proper	358,692,000	19,181,000	377,873,000
Eusebio High School (Rizal High School - Rosario)		3,900,000	3,900,000
Kapitolyo High School (Rizal High School-Kapitolyo)		2,270,000	2,270,000
Pinagbuhatan High School (Rizal High School - Pinagbuhatan)		2,620,000	2,620,000
Rizal Experimental Station & Pilot School of Cottage Industries (RESPSCI)		1,209,000	1,209,000
Rizal High School (Main)		12,416,000	12,416,000

JANUARY 5, 2026	OFFICIAL GAZETTE	397
DEPARTMENT OF EDUCATION

Santolan High School (Rizal High School-Santolan)		1,100,000	1,100,000
Sta. Lucia High School		5,605,000	5,605,000

Division of Quezon City	689,887,000	89,795,000	779,682,000

Division Office - Proper	689,887,000	19,059,000	708,946,000
Balara High School		1,175,000	1,175,000
Balingasa High School		1,457,000	1,457,000
Camp Gen. Emilio Aguinaldo High School		1,217,000	1,217,000
Carlos L. Albert High School		1,141,000	1,141,000
Commonwealth High School		6,612,000	6,612,000
Corazon C. Aquino National High School		7,575,000	7,575,000
Culiat High School		1,436,000	1,436,000
Don Alejandro Roces, Sr. Science and Technology High School		560,000	560,000
Doña Josefa Jara Martinez Vocational High School		595,000	595,000
Doña Rosario High School		241,000	241,000
Ernesto Rondon High School (Project 6 High School)		1,238,000	1,238,000
Eulogio Rodriguez, Jr. High School		1,938,000	1,938,000
Flora A. Ylagan High School		638,000	638,000
Holy Spirit National High School		1,731,000	1,731,000
Ismael Mathay, Sr. High School (GSIS Village High School)		3,792,000	3,792,000
Juan Sumulong High School		1,348,000	1,348,000
Judge Feliciano Belmonte, Sr. High School		3,524,000	3,524,000
Judge Juan Luna High School		241,000	241,000
Krus na Ligas High School		1,053,000	1,053,000
Lagro High School (Main)		6,998,000	6,998,000
Manuel Roxas High School		1,082,000	1,082,000
New Era High School		1,335,000	1,335,000
NOH School for the Crippled Children		277,000	277,000
North Fairview High School		2,187,000	2,187,000
Novaliches High School (Main)		3,425,000	3,425,000
Quezon City High School		1,568,000	1,568,000
Quezon City Science High School		1,641,000	1,641,000
Quirino High School		2,615,000	2,615,000
Ramon Magsaysay (Cubao) High School		2,675,000	2,675,000
San Bartolome High School		1,563,000	1,563,000
San Francisco High School (Don Mariano Marcos High School)		7,617,000	7,617,000
Sta. Lucia High School		241,000	241,000

Division of San Juan City	25,369,000	3,712,000	29,081,000

Division Office - Proper	25,369,000	3,257,000	28,626,000
San Juan National High School		455,000	455,000

Division of Taguig and Pateros	258,902,000	40,801,000	299,703,000

Division Office - Proper	258,902,000	12,771,000	271,673,000
Bagumbayan National High School		3,263,000	3,263,000
Benigno “Ninoy” Aquino High School		1,714,000	1,714,000
Fort Bonifacio High School		2,554,000	2,554,000
Gen. Ricardo G. Papa, Sr. Memorial High School, Main		508,000	508,000
Makati West High School (Makati Science High School)		940,000	940,000
Pateros National High School		1,818,000	1,818,000

398	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Pitogo High School		1,212,000	1,212,000
Sen. Renato “Compañero” Cayetano Memorial Science and Technology High School		1,050,000	1,050,000
Signal Village National High School (Signal Village High School)		3,112,000	3,112,000
Taguig National High School		3,576,000	3,576,000
Taguig Science High School		1,353,000	1,353,000
Tipas National High School		2,241,000	2,241,000
Upper Bicutan National High School		2,484,000	2,484,000
Western Bicutan National High School		2,205,000	2,205,000

Division of Valenzuela	265,003,000	29,152,000	294,155,000

Division Office - Proper	265,003,000	12,540,000	277,543,000
Bignay National High School		1,076,000	1,076,000
Caruhatan National High School		627,000	627,000
Dalandanan National High School		1,855,000	1,855,000
General T. De Leon National High School		1,789,000	1,789,000
Lawang Bato National High School		1,359,000	1,359,000
Malinta National High School		4,015,000	4,015,000
Mapulang Lupa National High School		468,000	468,000
Maysan National High School		325,000	325,000
Parada National High School		554,000	554,000
Polo National High School		1,833,000	1,833,000
Valenzuela National High School (Main)		2,711,000	2,711,000

Region I - Ilocos	3,860,726,000	475,343,000	4,336,069,000

Division of Alaminos City	90,186,000	11,156,000	101,342,000

Division Office - Proper	90,186,000	1,886,000	92,072,000
Alaminos City National High School		6,969,000	6,969,000
Alos National High School		760,000	760,000
San Vicente National High School		567,000	567,000
Telbang National High School		974,000	974,000

Division of Batac City	34,881,000	4,405,000	39,286,000

Division Office - Proper	34,881,000	3,792,000	38,673,000
Batac National High School		613,000	613,000

Division of Candon City	56,448,000	6,620,000	63,068,000

Division Office - Proper	56,448,000	2,415,000	58,863,000
Candon National High School		4,205,000	4,205,000

Division of Dagupan City	117,985,000	12,442,000	130,427,000

Division Office - Proper	117,985,000	3,572,000	121,557,000
Bonuan Boquig National High School		1,925,000	1,925,000
Dagupan City National High School		5,809,000	5,809,000
Judge Jose de Venecia, Sr. Technical-Vocational Secondary School		1,136,000	1,136,000

Division of Ilocos Norte	344,517,000	40,766,000	385,283,000

Division Office - Proper	344,517,000	14,004,000	358,521,000
Bacarra National Comprehensive High School		2,978,000	2,978,000

JANUARY 5, 2026	OFFICIAL GAZETTE	399
DEPARTMENT OF EDUCATION

Bangui National High School		1,018,000	1,018,000
Burgos Agro-Industrial School		934,000	934,000
Cadaratan National High School		581,000	581,000
Caestebanan National High School		415,000	415,000
Caribquib National High School		380,000	380,000
Catagtaguen National High School		481,000	481,000
Davila National High School		613,000	613,000
Dingras National High School & Lt. Edgar Foz Memorial National High School		1,641,000	1,641,000
Dumalneg National High School		468,000	468,000
Ilocos Norte Agricultural College		1,714,000	1,714,000
Luzong National High School		883,000	883,000
Marcos National High School		1,432,000	1,432,000
Nagrebcan National High School		516,000	516,000
Nueva Era National High School		648,000	648,000
Pagsanahan National High School		485,000	485,000
Pagudpud National High School		749,000	749,000
Paoay National High School		1,095,000	1,095,000
Pasaleng National High School		483,000	483,000
Piddig National High School		1,416,000	1,416,000
Pinili National High School		1,361,000	1,361,000
San Nicolas National High School		2,296,000	2,296,000
Sarrat National High School		1,439,000	1,439,000
Solsona National High School		1,251,000	1,251,000
Sta. Rosa National High School		937,000	937,000
Wilbur C. Go National High School		548,000	548,000

Division of Ilocos Sur	324,330,000	45,019,000	369,349,000

Division Office - Proper	324,330,000	21,726,000	346,056,000
Burgos National High School		661,000	661,000
Cabugao National High School		980,000	980,000
Cervantes National High School		1,321,000	1,321,000
Lussoc National High School		1,123,000	1,123,000
Magsingal National High School		1,298,000	1,298,000
Naglaoa-an National High School		617,000	617,000
Narvacan National Central High School		3,942,000	3,942,000
San Juan National High School		2,116,000	2,116,000
Santa Maria National High School		2,184,000	2,184,000
Sinait National High School		3,500,000	3,500,000
Suyo National High School		640,000	640,000
Tagudin National High School		3,323,000	3,323,000
Teodoro Hernaez National High School		1,588,000	1,588,000

Division of La Union	510,983,000	63,895,000	574,878,000

Division Office - Proper	510,983,000	31,118,000	542,101,000
Aringay National High School		2,114,000	2,114,000
Bacnotan National High School		2,755,000	2,755,000
Castor Z. Concepcion Memorial National High School		2,323,000	2,323,000
Damortis National High School		835,000	835,000
Don E. De Guzman Memorial National High School		3,811,000	3,811,000
Don Eufemio F. Eriguel Memorial National High School		2,675,000	2,675,000
Doña Francisca Lacsamana Viuda de Ortega Memorial National High School		2,529,000	2,529,000
Luna National High School		1,658,000	1,658,000
Naguilian National High School		2,643,000	2,643,000

400	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

President Elpidio Quirino National High School		1,658,000	1,658,000
Regional Science High School, La Union		1,081,000	1,081,000
Rosario Integrated School		4,208,000	4,208,000
San Gabriel Vocational High School		627,000	627,000
Sto. Rosario National High School		859,000	859,000
Sto. Tomas National High School		1,617,000	1,617,000
Tubao National High School		1,384,000	1,384,000

Division of Laoag City	96,769,000	11,020,000	107,789,000

Division Office - Proper	96,769,000	1,085,000	97,854,000
Gabu National High School		823,000	823,000
Ilocos Norte College of Arts and Trades		4,378,000	4,378,000
Ilocos Norte National High School		4,245,000	4,245,000
Ilocos Norte Regional School of Fisheries		489,000	489,000

Division of Pangasinan I	1,024,163,000	125,365,000	1,149,528,000

Division Office - Proper	1,024,163,000	51,924,000	1,076,087,000
Agno National High School		1,517,000	1,517,000
Anda National High School		669,000	669,000
Balingasay National High School		703,000	703,000
Bangan Oda National High School		634,000	634,000
Bani National High School (San Jose)		844,000	844,000
Basista National High School		2,651,000	2,651,000
Bayambang National High School (Bayambang)		8,356,000	8,356,000
Binabalian National High School		819,000	819,000
Binmaley School of Fisheries (Pangasinan College of Fisheries)		1,750,000	1,750,000
Bolinao School of Fisheries		739,000	739,000
Bued National High School		474,000	474,000
Burgos National High School		1,272,000	1,272,000
Calasiao Comprehensive National High School		4,720,000	4,720,000
Camaley National High School		495,000	495,000
Dacap Norte National High School		1,141,000	1,141,000
Daniel Maramba National High School		4,292,000	4,292,000
Dulag National High School		1,084,000	1,084,000
Dumpay National High School		844,000	844,000
Eguia National High School		691,000	691,000
Enrico T. Prado National High School		901,000	901,000
Estanza National High School		682,000	682,000
Irene Rayos Ombac National High School		1,112,000	1,112,000
Labrador National High School		2,255,000	2,255,000
Lasip National High School		995,000	995,000
Luna National High School		650,000	650,000
Macarang National High School		1,084,000	1,084,000
Malasiqui National High School		3,798,000	3,798,000
Mangatarem National High School		5,474,000	5,474,000
Mapandan National High School		3,289,000	3,289,000
Olea National High School		762,000	762,000
Pangasinan National High School		6,161,000	6,161,000
Pangasinan School of Arts and Trades		2,823,000	2,823,000
Parayao National High School		645,000	645,000
Payas National High School		709,000	709,000
Pilar National High School		682,000	682,000
Polong National High School		1,769,000	1,769,000
Salomague National High School		653,000	653,000
Sual National High School		2,860,000	2,860,000

JANUARY 5, 2026	OFFICIAL GAZETTE	401
DEPARTMENT OF EDUCATION

Tococ National High School		810,000	810,000
Urbiztondo National High School		1,005,000	1,005,000
Zaragoza National High School		627,000	627,000

Division of Pangasinan II	833,226,000	103,255,000	936,481,000

Division Office - Proper	833,226,000	35,135,000	868,361,000
Alejandro F. Oligan National High School		762,000	762,000
Amamperez Agro-Industrial High School		544,000	544,000
Angela Valdez Ramos National High School		1,084,000	1,084,000
Antonio P. Villar National High School		732,000	732,000
Arboleda National High School		920,000	920,000
Artacho National High School		581,000	581,000
Balungao National High School		1,318,000	1,318,000
Bautista National High School		2,345,000	2,345,000
Benigno V. Aldana National High School		3,942,000	3,942,000
Bobonan National High School		514,000	514,000
Cabilaoan Agro-Industrial High School		607,000	607,000
Cipriano Primicias Memorial National High School		1,522,000	1,522,000
David National High School		571,000	571,000
Don Ramon E. Costales Memorial National High School		3,631,000	3,631,000
Eastern Pangasinan Agricultural College		1,510,000	1,510,000
Guiling-Coliling National High School		722,000	722,000
Juan G. Macaraeg National High School		3,542,000	3,542,000
Laoac National High School		1,361,000	1,361,000
Lobong National High School		926,000	926,000
Luciano Millan National High School		2,343,000	2,343,000
Mabilao National High School		793,000	793,000
Manaoag National High School		4,673,000	4,673,000
Mangaldan National High School		6,818,000	6,818,000
Mataas na Paaralang Juan C. Laya		2,359,000	2,359,000
Natividad National High School		1,139,000	1,139,000
Pindangan National High School, Alcala		571,000	571,000
Rosales National High School		5,532,000	5,532,000
San Fabian National High School		3,845,000	3,845,000
San Jacinto National High School		1,910,000	1,910,000
San Nicolas East National High School		1,105,000	1,105,000
San Quintin National High School		2,022,000	2,022,000
Tayug National High School		3,479,000	3,479,000
Toboy National High School		567,000	567,000
Umingan National High School		3,830,000	3,830,000

Division of San Carlos City	146,313,000	16,716,000	163,029,000

Division Office - Proper	146,313,000	7,192,000	153,505,000
Abanon National High School		873,000	873,000
Pangalangan National High School		758,000	758,000
Speaker Eugenio Perez National Agricultural School		5,457,000	5,457,000
Tandoc National High School		1,106,000	1,106,000
Turac National High School		1,330,000	1,330,000

Division of San Fernando City	79,448,000	9,905,000	89,353,000

Division Office - Proper	79,448,000	4,018,000	83,466,000
La Union National High School		5,887,000	5,887,000

402	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Division of Urdaneta City	118,423,000	14,479,000	132,902,000

Division Office - Proper	118,423,000	6,733,000	125,156,000
Badipa National High School		539,000	539,000
Lananpin National High School		956,000	956,000
Palina East National High School		585,000	585,000
Urdaneta City National High School		5,666,000	5,666,000

Division of Vigan City	83,054,000	10,300,000	93,354,000

Division Office - Proper	83,054,000	1,015,000	84,069,000
Ilocos Sur National High School		9,285,000	9,285,000

Cordillera Administrative Region (CAR)	1,146,327,000	152,966,000	1,299,293,000

Division of Abra	168,249,000	20,431,000	188,680,000

Division Office - Proper	168,249,000	13,849,000	182,098,000
Abra High School		2,463,000	2,463,000
Cristina B. Gonzales Memorial High School		859,000	859,000
Manabo National High School		891,000	891,000
Mataragan National Agricultural School		354,000	354,000
Northern Abra National High School		861,000	861,000
Pilar Rural High School		653,000	653,000
Western Abra National High School		501,000	501,000

Division of Apayao	98,039,000	14,310,000	112,349,000

Division Office - Proper	98,039,000	11,862,000	109,901,000
Apayao National Industrial and Agricultural High School		600,000	600,000
Conner Central National High School		764,000	764,000
Flora National High School		1,084,000	1,084,000

Division of Baguio City	132,133,000	19,107,000	151,240,000

Division Office - Proper	132,133,000	8,214,000	140,347,000
Baguio City National High School		4,422,000	4,422,000
Guisad Valley National High School		2,032,000	2,032,000
Irisan National High School		585,000	585,000
Magsaysay National High School		376,000	376,000
Mil-an National High School		1,563,000	1,563,000
Pines City National High School		1,581,000	1,581,000
Roxas National High School		334,000	334,000

Division of Benguet	279,510,000	40,339,000	319,849,000

Division Office - Proper	279,510,000	20,058,000	299,568,000
Alejo M. Pacalso Memorial National High School		2,233,000	2,233,000
Ampusongan National High School		373,000	373,000
Atok National High School		476,000	476,000
Benguet National High School		6,551,000	6,551,000
Bokod National High School		510,000	510,000
Buguias National High School		466,000	466,000
Governor Bado Dangwa Agro-Industrial School		951,000	951,000
Kamora National High School		632,000	632,000
Kibungan National High School		592,000	592,000
La Trinidad National High School		615,000	615,000

JANUARY 5, 2026	OFFICIAL GAZETTE	403
DEPARTMENT OF EDUCATION

Lepanto National High School		1,095,000	1,095,000
Loo National High School		1,860,000	1,860,000
Mankayan National High School		852,000	852,000
Tuba National High School, Nangalisan		638,000	638,000
Tublay School of Home Industries		2,437,000	2,437,000

Division of Ifugao	128,750,000	16,723,000	145,473,000

Division Office - Proper	128,750,000	11,155,000	139,905,000
Banaue National High School		376,000	376,000
Hapid National High School		384,000	384,000
Hingyon National High School		285,000	285,000
Lawig National High School		810,000	810,000
Mayoyao National High School		426,000	426,000
Namillangan National High School		581,000	581,000
Sta. Maria National High School		2,706,000	2,706,000

Division of Kalinga	103,936,000	13,646,000	117,582,000

Division Office - Proper	103,936,000	10,664,000	114,600,000
Balbalan Agricultural and Industrial School		565,000	565,000
Pinukpuk Vocational School		988,000	988,000
Rizal National School of Arts and Trades		1,087,000	1,087,000
Tanudan Vocational School		342,000	342,000

Division of Mt. Province	122,004,000	15,945,000	137,949,000

Division Office - Proper	122,004,000	9,526,000	131,530,000
Bacarri National Trade-Agricultural High School		359,000	359,000
Barlig National Agricultural and Vocational High School		411,000	411,000
Guinzadan National High School		1,004,000	1,004,000
Mountain Province General Comprehensive High School		1,724,000	1,724,000
Panabungen School of Arts, Trades and Home Industries		352,000	352,000
Paracelis Technical and Vocational High School		522,000	522,000
Serapio Gawan National High School		901,000	901,000
Tadian School of Arts and Trades		1,146,000	1,146,000

Division of Tabuk City	113,706,000	12,465,000	126,171,000

Division Office - Proper	113,706,000	4,348,000	118,054,000
Kalinga National High School		3,071,000	3,071,000
Tabuk City National High School		4,551,000	4,551,000
Tuga National High School		495,000	495,000

Region II - Cagayan Valley	2,684,868,000	323,889,000	3,008,757,000

Division of Batanes	29,976,000	2,985,000	32,961,000

Division Office - Proper	29,976,000	1,206,000	31,182,000
Batanes National Science High School (Batanes National High School)		1,095,000	1,095,000
Itbayat National Agricultural High School		392,000	392,000
Sabtang National School of Fisheries		292,000	292,000

404	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Division of Cagayan	807,247,000	96,818,000	904,065,000

Division Office - Proper	807,247,000	63,185,000	870,432,000
Abulug National Rural and Vocational High School		541,000	541,000
Abulug School of Fisheries		577,000	577,000
Alcala Rural School		581,000	581,000
Allacapan Vocational High School		1,975,000	1,975,000
Amulung National High School		1,335,000	1,335,000
Aparri School of Arts and Trades		2,871,000	2,871,000
Baggao National Agricultural School		1,129,000	1,129,000
Ballesteros National High School		2,857,000	2,857,000
Bukig National Agricultural and Technical School		1,082,000	1,082,000
Camalaniugan High School		2,497,000	2,497,000
Claveria Rural and Vocational School		607,000	607,000
Claveria School of Arts and Trades		1,776,000	1,776,000
Enrile Vocational High School		1,418,000	1,418,000
Gattaran National Trade School		1,695,000	1,695,000
Itawes National Agriculture and Technological School		558,000	558,000
Pamplona National School of Fisheries		627,000	627,000
Peñablanca National High School		1,855,000	1,855,000
Sanchez Mira School of Arts and Trades		1,765,000	1,765,000
Solana Fresh Water and Fisheries School		1,123,000	1,123,000
Sta. Ana Fishery National High School		1,803,000	1,803,000
Tuao Vocational and Technical School		1,168,000	1,168,000
Vicente D. Trinidad National High School		1,541,000	1,541,000
Western Cagayan School of Arts and Trades		2,252,000	2,252,000

Division of Cauayan City	125,579,000	15,828,000	141,407,000

Division Office - Proper	125,579,000	15,028,000	140,607,000
Cauayan City Science and Technology High School		800,000	800,000

Division of Ilagan City	121,986,000	15,252,000	137,238,000

Division Office - Proper	121,986,000	4,959,000	126,945,000
Ilagan West National High School		575,000	575,000
Isabela National High School		5,731,000	5,731,000
Isabela School of Arts and Trades		3,422,000	3,422,000
San Antonio Agricultural High School		565,000	565,000

Division of Isabela	852,246,000	104,986,000	957,232,000

Division Office - Proper	852,246,000	53,377,000	905,623,000
Addalam Region High School		338,000	338,000
Alfreda Albano National High School		1,102,000	1,102,000
Alicia National High School, Paddad		2,615,000	2,615,000
Angadanan High School		1,789,000	1,789,000
Benito Soliven National High School		1,771,000	1,771,000
Burgos National High School		577,000	577,000
Cabatuan National High School - Main		1,988,000	1,988,000
Cagasat High School		640,000	640,000
Calanigan National High School		682,000	682,000
Callang National High School - Main		1,180,000	1,180,000
Delfin Albano High School (Main)		241,000	241,000
Dibuluan National High School		594,000	594,000

JANUARY 5, 2026	OFFICIAL GAZETTE	405
DEPARTMENT OF EDUCATION

Don Mariano Marcos National High School		1,178,000	1,178,000
Gamu Agri-Fishery School		1,289,000	1,289,000
Isabela School of Fisheries		510,000	510,000
Jones Rural School		2,536,000	2,536,000
Lalauanan High School		754,000	754,000
Luna National High School		1,369,000	1,369,000
Mabini National High School		579,000	579,000
Muñoz National High School - Main		1,258,000	1,258,000
Naguilian National High School		1,889,000	1,889,000
Palanan National High School		1,204,000	1,204,000
Quezon National High School - Main		1,910,000	1,910,000
Quirino National High School - Main		1,580,000	1,580,000
Ramon National High School		1,194,000	1,194,000
Raniag High School		2,129,000	2,129,000
Regional Science High School (Tumauini National High School - NSEC Regional Science High School)		1,023,000	1,023,000
Reina Mercedes Vocational and Industrial School		1,243,000	1,243,000
Rizal Region National High School, Alicia, Isabela		821,000	821,000
Roxas National High School		241,000	241,000
Salinungan National High School		241,000	241,000
San Agustin National High School		625,000	625,000
San Antonio National High School, Delfin Albano		241,000	241,000
San Isidro National High School		1,335,000	1,335,000
San Jose National High School		976,000	976,000
San Mariano National High School - Main		3,200,000	3,200,000
San Mateo Vocational and Industrial High School		1,627,000	1,627,000
San Pablo National High School		936,000	936,000
Sandiat National High School		531,000	531,000
Santa Maria National High School - Main		1,599,000	1,599,000
St. Paul Vocational and Industrial High School		1,008,000	1,008,000
Sto. Tomas National High School		1,546,000	1,546,000
Tumauini National High School		241,000	241,000
Ugad High School		1,279,000	1,279,000

Division of Nueva Vizcaya	359,758,000	42,325,000	402,083,000

Division Office - Proper	359,758,000	15,418,000	375,176,000
Alfonso Castañeda National High School		674,000	674,000
Aritao National High School		2,763,000	2,763,000
Bagabag National High School		1,656,000	1,656,000
Bambang National High School		3,942,000	3,942,000
Bintawan National High School		1,653,000	1,653,000
Bonfal National High School		820,000	820,000
Diadi National High School		1,726,000	1,726,000
Dupax del Sur National High School		751,000	751,000
Kasibu National Agricultural School		1,196,000	1,196,000
Lamo National High School		849,000	849,000
Nansiakan National High School		342,000	342,000
Nueva Vizcaya General Comprehensive High School		4,889,000	4,889,000
Quezon National High School		799,000	799,000
Salinas National High School		424,000	424,000
Solano High School		3,756,000	3,756,000
Uddiawan National High School		667,000	667,000

Division of Quirino	183,298,000	21,174,000	204,472,000

Division Office - Proper	183,298,000	7,793,000	191,091,000

406	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Cabarroguis National School of Arts and Trades		1,964,000	1,964,000
Diffun National High School		2,855,000	2,855,000
Maddela Comprehensive High School		2,896,000	2,896,000
Pinaripad National High School		987,000	987,000
Quirino General High School, Main Campus		2,479,000	2,479,000
Saguday National High School		1,476,000	1,476,000
Victoria High School (Aglipay National High School - Victoria Annex)		724,000	724,000

Division of Santiago City	85,326,000	10,656,000	95,982,000

Division Office - Proper	85,326,000	3,999,000	89,325,000
Cabulay High School		436,000	436,000
Divisoria High School		1,127,000	1,127,000
Rizal National High School		1,123,000	1,123,000
Santiago City National High School		3,971,000	3,971,000

Division of Tuguegarao City	119,452,000	13,865,000	133,317,000

Division Office - Proper	119,452,000	11,336,000	130,788,000
Gosi National High School		873,000	873,000
Linao National High School		1,656,000	1,656,000

Region III - Central Luzon	6,189,849,000	737,324,000	6,927,173,000

Division of Angeles City	199,455,000	25,028,000	224,483,000

Division Office - Proper	199,455,000	8,822,000	208,277,000
Angeles City National High School		5,198,000	5,198,000
Angeles City National Trade School		3,380,000	3,380,000
Angeles City Science High School		2,257,000	2,257,000
Bonifacio V. Romero High School		1,876,000	1,876,000
Francisco G. Nepomuceno Memorial High School		2,424,000	2,424,000
Rafael L. Lazatin Memorial High School		1,071,000	1,071,000

Division of Aurora	129,315,000	19,505,000	148,820,000

Division Office - Proper	129,315,000	8,324,000	137,639,000
Aurora National High School		464,000	464,000
Casiguran National High School		825,000	825,000
Dilasag National High School		648,000	648,000
Dingalan National High School		1,039,000	1,039,000
Ditumabo National High School		802,000	802,000
E.C. Ronquillo Memorial High School (Quirino National High School)		600,000	600,000
Ibona National High School		552,000	552,000
J.C. Angara Memorial National High School (Dinalungan National High School)		781,000	781,000
Lual National High School		1,619,000	1,619,000
Ma. Aurora National High School		1,319,000	1,319,000
Manggitahan National High School		434,000	434,000
Mucdol National High School		1,536,000	1,536,000
San Luis National High School		562,000	562,000

Division of Balanga City	121,104,000	14,024,000	135,128,000

Division Office - Proper	121,104,000	11,703,000	132,807,000
Bataan National High School		241,000	241,000

JANUARY 5, 2026	OFFICIAL GAZETTE	407
DEPARTMENT OF EDUCATION

City of Balanga National High School		2,080,000	2,080,000

Division of Baliwag City	20,036,000	2,744,000	22,780,000

Division Office - Proper	20,036,000	810,000	20,846,000
Mariano Ponce National High School		439,000	439,000
Sto. Nino High School		531,000	531,000
Sullivan National High School		964,000	964,000

Division of Bataan	438,918,000	49,341,000	488,259,000

Division Office - Proper	438,918,000	22,966,000	461,884,000
Balsik National High School		920,000	920,000
Bataan School of Fisheries		2,012,000	2,012,000
E.C. Bernabe National High School		2,311,000	2,311,000
Hermosa National High School		2,207,000	2,207,000
Jose C. Payumo, Jr. Memorial High School (Dinalupihan National High School)		1,614,000	1,614,000
Justice Emilio Angeles Gancayco Memorial High School (Orion High School)		1,844,000	1,844,000
Lamao National High School		2,442,000	2,442,000
Limay National High School		2,942,000	2,942,000
Luakan National High School		2,032,000	2,032,000
Magsaysay Integrated School		1,209,000	1,209,000
Morong National High School		2,119,000	2,119,000
Orani National High School (resettlement school)		241,000	241,000
Pablo Roman National High School		1,771,000	1,771,000
Pagalanggang High School		1,633,000	1,633,000
Samal National High School		1,078,000	1,078,000

Division of Bulacan	969,202,000	108,516,000	1,077,718,000

Division Office - Proper	969,202,000	9,365,000	978,567,000
Aguinaldo J. Santos National High School		1,423,000	1,423,000
Alexis G. Santos National High School		1,833,000	1,833,000
Angat National High School		602,000	602,000
Assemblywoman Felicita G. Bernardino Memorial Trade School		6,408,000	6,408,000
Bajet-Castillo High School		1,471,000	1,471,000
Balagtas National Agricultural High School		1,711,000	1,711,000
Bambang National High School (Iluminada Mendoza-Roxas)		679,000	679,000
Binagbag National High School		623,000	623,000
Bunsuran National High School		2,761,000	2,761,000
Bunsuran National High School Annex (Masagana High School)		640,000	640,000
Calawitan National High School		619,000	619,000
Calawitan National High School Annex (Akle High School)		842,000	842,000
Calumpit National High School		2,108,000	2,108,000
Cambaog National High School		857,000	857,000
Caniogan High School		537,000	537,000
Carlos F. Gonzales High School (Maguinao Cruz Na Daan NHS)		4,624,000	4,624,000
Catmon National High School		1,029,000	1,029,000
Dampol 1st National High School		962,000	962,000
Dampol 2nd National High School		668,000	668,000

408	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Dampol 2nd National High School Annex (Sta. Lucia)		951,000	951,000
Dampol 2nd National High School Annex (Sta. Peregrina)		1,350,000	1,350,000
Doña Candelaria Duque Meneses High School		789,000	789,000
Dr. Felipe de Jesus High School		394,000	394,000
Engr. Virgilio V. Dionisio Memorial School		389,000	389,000
Felizardo C. Lipana Memorial High School (Sta. Rita High School)		932,000	932,000
Fortunato F. Halili National Agricultural School		1,719,000	1,719,000
Frances High School		663,000	663,000
Guiguinto National Vocational High School		4,929,000	4,929,000
Iba National High School		1,690,000	1,690,000
Jaime J. Vistan High School		373,000	373,000
John J. Russel Memorial High School (Sibul National High School)		2,126,000	2,126,000
Jose J. Mariano Memorial High School		775,000	775,000
Julian B. Sumbillo High School		856,000	856,000
Laura de Leon Halili High School		1,126,000	1,126,000
Lolomboy National High School		1,186,000	1,186,000
Maronquillo National High School		684,000	684,000
Mayor Ramon Trillana Memorial High School (Iba National High School - Hagonoy High School)		2,320,000	2,320,000
Mayor Ramon Trillana Memorial High School (Iba National High School) - San Pedro		3,041,000	3,041,000
Minuyan National High School		1,607,000	1,607,000
North Hills Village High School		709,000	709,000
Norzagaray National High School		2,272,000	2,272,000
Obando School of Fisheries		333,000	333,000
Parada National High School		1,393,000	1,393,000
Partida High School		871,000	871,000
Prenza National High School		4,493,000	4,493,000
President Diosdado P. Macapagal Memorial High School		1,602,000	1,602,000
Pulong Buhangin National High School		3,223,000	3,223,000
Salapungan National High School		636,000	636,000
San Francisco Xavier High School		869,000	869,000
San Ildefonso National High School		3,211,000	3,211,000
San Miguel National High School		8,283,000	8,283,000
San Rafael National Trade School		1,750,000	1,750,000
San Roque National High School (Kapitangan National High School Annex - San Roque)		1,129,000	1,129,000
Sta. Maria National High School (Sta. Maria Agro-Industrial High School)		1,191,000	1,191,000
Sta. Monica National High School		781,000	781,000
Taal High School		2,641,000	2,641,000
Taliptip National High School		567,000	567,000
Tiaong National High School		464,000	464,000
Vedasto R. Santiago High School		2,461,000	2,461,000
Virginia Ramirez Cruz National High School		1,975,000	1,975,000

Division of Cabanatuan City	112,787,000	12,366,000	125,153,000

Division Office - Proper	112,787,000	1,593,000	114,380,000
Camp Tinio National High School		2,401,000	2,401,000
Cesar E. Vergara Memorial High School		695,000	695,000
Eastern Cabu National High School		932,000	932,000

JANUARY 5, 2026	OFFICIAL GAZETTE	409
DEPARTMENT OF EDUCATION

Honorato C. Perez, Sr. Memorial Science High School (Cabanatuan City Science High School)		1,413,000	1,413,000
Marciano del Rosario National High School		2,082,000	2,082,000
Mayapyap National High School		1,636,000	1,636,000
San Josef National High School		1,614,000	1,614,000

Division of Gapan City	105,583,000	12,821,000	118,404,000

Division Office - Proper	105,583,000	1,442,000	107,025,000
Cristina David Pascual National High School		523,000	523,000
Juan R. Liwag Memorial National High School		6,818,000	6,818,000
San Nicolas High School		854,000	854,000
San Roque National High School		1,740,000	1,740,000
Sta. Cruz National High School		1,444,000	1,444,000

Division of Mabalacat City	77,719,000	8,691,000	86,410,000

Division Office - Proper	77,719,000	5,064,000	82,783,000
Mabalacat Community High School		430,000	430,000
Mabalacat National High School		1,374,000	1,374,000
Madapdap Resettlement High School		1,823,000	1,823,000

Division of Malolos City	101,061,000	13,505,000	114,566,000

Division Office - Proper	101,061,000	3,735,000	104,796,000
Bulihan National High School		369,000	369,000
Malolos Marine Fishery School and Laboratory		1,395,000	1,395,000
Marcelo H. Del Pilar National High School		8,006,000	8,006,000

Division of Meycauayan City	55,353,000	6,929,000	62,282,000

Division Office - Proper	55,353,000	3,081,000	58,434,000
Bancal Integrated School		163,000	163,000
Meycauayan National High School		3,685,000	3,685,000

Division of Muñoz Science City	74,160,000	8,550,000	82,710,000

Division Office - Proper	74,160,000	1,244,000	75,404,000
Muñoz National High School		6,185,000	6,185,000
Muñoz National High School Annex		1,121,000	1,121,000

Division of Nueva Ecija	1,059,351,000	122,985,000	1,182,336,000

Division Office - Proper	1,059,351,000	51,786,000	1,111,137,000
Agbannawag National High School		470,000	470,000
Aliaga National High School		3,015,000	3,015,000
Bartolome Sangalang National High School		3,595,000	3,595,000
Bicos National High School		585,000	585,000
Cabucbucan National High School		569,000	569,000
Calaba National High School		564,000	564,000
Canaan East National High School		493,000	493,000
Carmen National High School		842,000	842,000
Carranglan National High School		1,274,000	1,274,000
Cuyapo National High School		2,328,000	2,328,000
Digdig High School		630,000	630,000
Doña Juana Chioco National High School		2,792,000	2,792,000
Dr. Jose Lapuz Salonga High School (San Mariano National High School Annex)		756,000	756,000

410	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Dr. Ramon de Santos National High School		2,690,000	2,690,000
Eduardo Joson Memorial High School		2,212,000	2,212,000
Exequiel R. Lina National High School		1,969,000	1,969,000
Gabaldon Vocational Agriculture High School		1,867,000	1,867,000
Galvan High School		901,000	901,000
Gen. Mamerto Natividad National High School (Talabutab National High School Annex I)		1,682,000	1,682,000
General Luna National High School		649,000	649,000
General Tinio National High School		2,735,000	2,735,000
Hilario E. Hermosa Memorial High School		760,000	760,000
Jorge M. Padilla National High School		699,000	699,000
Julia Ortiz Luis National High School		2,343,000	2,343,000
Lino Bernardo High School (Bago National High School)		768,000	768,000
Macabaclay National High School		901,000	901,000
Magpapalayok National High School		625,000	625,000
Maligaya National High School		666,000	666,000
Mallorca National High School		745,000	745,000
Palayan City National High School		2,947,000	2,947,000
Pantabangan National High School		949,000	949,000
Putlod - San Jose National High School		1,311,000	1,311,000
Putlod - San Jose National High School Annex		993,000	993,000
Restituto B. Peria High School (Bibiclat National High School)		716,000	716,000
Ricardo Dizon Canlas Agricultural School		619,000	619,000
Rio-Chico National High School		714,000	714,000
Rizal National High School		2,774,000	2,774,000
San Anton National High School		562,000	562,000
San Francisco National High School		1,243,000	1,243,000
San Mariano National High School (San Francisco High School Annex)		964,000	964,000
San Ricardo National High School		2,262,000	2,262,000
Sibul National High School		711,000	711,000
Sta. Rita National High School		453,000	453,000
Sta. Rosa High School		1,374,000	1,374,000
Sto. Domingo National Trade School		3,184,000	3,184,000
Sto. Rosario National High School, Sta. Rosa		888,000	888,000
Talabutab Norte National High School		842,000	842,000
Talugtug National High School (Osmeña-Roxas National High School)		1,344,000	1,344,000
Teodoro A. Dionisio National High School		718,000	718,000
Triala National High School		733,000	733,000
V. R. Bumanlag High School (Sto. Tomas National High School)		722,000	722,000
Vaca Valley National High School		791,000	791,000
Zaragoza National High School		3,260,000	3,260,000

Division of Olongapo City	96,178,000	11,469,000	107,647,000

Division Office - Proper	96,178,000	8,888,000	105,066,000
City of Olongapo National High School		415,000	415,000
Kalalake National High School		784,000	784,000
New Cabalan National High School		241,000	241,000
Regional Science High School		1,141,000	1,141,000

Division of Pampanga	893,673,000	105,662,000	999,335,000

Division Office - Proper	893,673,000	29,140,000	922,813,000

JANUARY 5, 2026	OFFICIAL GAZETTE	411
DEPARTMENT OF EDUCATION

Andres M. Luciano High School	1,554,000	1,554,000
Apalit High School	898,000	898,000
Arayat National High School	913,000	913,000
Bahay Pare National High School	1,944,000	1,944,000
Balitucan National High School	854,000	854,000
Balucuc National High School	796,000	796,000
Basa Air Base National High School	2,069,000	2,069,000
Becuran National High School	1,928,000	1,928,000
Betis National High School	1,170,000	1,170,000
Caduang Tete National High School	1,173,000	1,173,000
Camba National High School	1,499,000	1,499,000
Cansinala National High School	506,000	506,000
De La Paz Libutad National High School	747,000	747,000
Diosdado Macapagal High School	1,959,000	1,959,000
Diosdado Macapagal Memorial High School	1,978,000	1,978,000
Dolores National High School, Magalang	840,000	840,000
Don Jesus Gonzales National High School	3,641,000	3,641,000
Eastern Porac National High School	1,714,000	1,714,000
Emigdio A. Bondoc High School, San Luis	846,000	846,000
Floridablanca National Agricultural School	1,337,000	1,337,000
Guillermo D. Mendoza National High School	668,000	668,000
Gutad National High School	991,000	991,000
Justino Sevilla High School (Mangga-Cacutud National High School)	3,654,000	3,654,000
Lubao National High School	1,753,000	1,753,000
Malino National High School	854,000	854,000
Masantol High School	2,223,000	2,223,000
Mexico National High School	854,000	854,000
Natividad National High School	613,000	613,000
Nicanor David Vergara High School	627,000	627,000
Pagyuruan National High School (Paguiruan High School)	355,000	355,000
Pasig National High School	2,536,000	2,536,000
Porac Model Community High School (resettlement school)	2,071,000	2,071,000
Porac National High School	1,408,000	1,408,000
Potrero National High School	1,556,000	1,556,000
Pulong Santol National High School	1,959,000	1,959,000
Pulungmasle National High School	954,000	954,000
Remedios National High School	615,000	615,000
Salapungan National High School	745,000	745,000
San Isidro National High School, San Luis	711,000	711,000
San Isidro National High School, Sta. Ana	411,000	411,000
San Juan National High School, Mexico	2,450,000	2,450,000
San Juan-San Luis National High School Annex (San Carlos)	1,097,000	1,097,000
San Matias National High School	3,722,000	3,722,000
San Pablo 2nd National High School	1,500,000	1,500,000
San Pedro National High School	457,000	457,000
San Roque Dau National High School	1,753,000	1,753,000
San Vicente National High School	1,580,000	1,580,000
San Vicente Pilot School for Philippine Craftsmen	884,000	884,000
San Vicente-San Francisco National High School	1,029,000	1,029,000
Sta. Ana National High School	779,000	779,000
Sta. Cruz National High School	1,191,000	1,191,000
Sta. Maria National High School, Minalin	1,335,000	1,335,000
Sta. Maria National High School, Macabebe	836,000	836,000
Sto. Rosario National High School	872,000	872,000

412	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Sto. Tomas National High School, Sasmuan		716,000	716,000
Talang National High School		441,000	441,000
Tinajero National High School		323,000	323,000
Tinajero National High School - Sta. Lucia High School Annex		1,633,000	1,633,000

Division of San Fernando City	200,089,000	24,541,000	224,630,000

Division Office - Proper	200,089,000	10,347,000	210,436,000
Pampanga High School		12,888,000	12,888,000
Sindalan National High School		1,306,000	1,306,000

Division of San Jose City	84,543,000	11,420,000	95,963,000

Division Office - Proper	84,543,000	4,461,000	89,004,000
San Jose City National High School (formerly Constancio Padilla National High School)		6,959,000	6,959,000

Division of San Jose del Monte City	227,542,000	23,861,000	251,403,000

Division Office - Proper	227,542,000	7,655,000	235,197,000
Eduardo A. Abendaño National High School		516,000	516,000
Graceville National High School		810,000	810,000
Paradise Farm National High School		2,354,000	2,354,000
San Jose del Monte National High School		2,500,000	2,500,000
San Jose del Monte National Trade School		1,915,000	1,915,000
San Martin National High School (San Martin High School)		1,497,000	1,497,000
Sapang Palay National High School		6,115,000	6,115,000
Towerville High School		499,000	499,000

Division of Tarlac	766,673,000	96,195,000	862,868,000

Division Office - Proper	766,673,000	31,376,000	798,049,000
Anao National High School		911,000	911,000
Aringin National High School		598,000	598,000
Balaoang National High School		665,000	665,000
Benigno S. Aquino National High School		8,115,000	8,115,000
Bilad High School (resettlement school)		813,000	813,000
Buenavista National High School		554,000	554,000
Caluluan National High School		1,214,000	1,214,000
Camiling School of Home Industries		743,000	743,000
Corazon C. Aquino High School		3,484,000	3,484,000
Dapdap High School (resettlement school)		3,318,000	3,318,000
Eduardo Cojuangco National Vocational High School (Tarlac National Vocational High School)		2,228,000	2,228,000
Estipona National High School		1,004,000	1,004,000
Guevarra National High School		1,449,000	1,449,000
La Paz National High School		2,667,000	2,667,000
Lawy National High School		554,000	554,000
Mababanaba National High School		1,267,000	1,267,000
Marawi National High School		884,000	884,000
Moncada National High School		2,153,000	2,153,000
Nambalan National High School		703,000	703,000
O’Donnel High School (resettlement school)		3,278,000	3,278,000
O’Donnel National High School		1,421,000	1,421,000
Padapada National High School		1,876,000	1,876,000
Ramos National High School		1,568,000	1,568,000

JANUARY 5, 2026	OFFICIAL GAZETTE	413
DEPARTMENT OF EDUCATION

San Felipe National High School		915,000	915,000
San Julian-Sta. Maria National High School		518,000	518,000
San Pedro National High School		985,000	985,000
San Roque National High School		3,155,000	3,155,000
Sta. Lucia National High School		724,000	724,000
Sto. Domingo National High School (Capas High School)		418,000	418,000
Tagumbao National High School		575,000	575,000
Tarlac National High School		11,598,000	11,598,000
Victoria National High School		3,824,000	3,824,000
Villa Aglipay National High School		640,000	640,000

Division of Tarlac City	107,884,000	12,341,000	120,225,000

Division Office - Proper	107,884,000	3,874,000	111,758,000
Alvindia-Aguso National High School		537,000	537,000
Amucao National High School		640,000	640,000
Central Azucarera De Tarlac National High School		969,000	969,000
Maliwalo National High School		2,949,000	2,949,000
San Manuel National High School		1,510,000	1,510,000
Tibag High School		1,862,000	1,862,000

Division of Zambales	349,223,000	46,830,000	396,053,000

Division Office - Proper	349,223,000	11,191,000	360,414,000
Amungan National High School		873,000	873,000
Bani National High School		539,000	539,000
Botolan National High School		1,661,000	1,661,000
Cabangan National High School		1,437,000	1,437,000
Candelaria School of Fisheries		468,000	468,000
Castillejos National High School		2,735,000	2,735,000
Dalmacio-Pablo Carpio National High School		611,000	611,000
Gov. Manuel D. Barretto National High School		838,000	838,000
Guisguis National High School		686,000	686,000
Jesus F. Magsaysay High School (Zambales NHS Annex)		464,000	464,000
Jesus F. Magsaysay Tech. Voc. HS - Jesus F. Magsaysay High School		1,034,000	1,034,000
La Paz National High School		1,098,000	1,098,000
Lawis National High School		670,000	670,000
Lipay High School		1,311,000	1,311,000
Locloc National High School		663,000	663,000
Mena Memorial National High School (Bolitoc National High School)		396,000	396,000
New Taugtog National High School		680,000	680,000
Pamibian Integrated School		614,000	614,000
Panan National High School		472,000	472,000
Rofulo M. Landa Memorial High School (Salaza National High School)		1,209,000	1,209,000
San Agustin High School		609,000	609,000
San Antonio National High School		1,556,000	1,556,000
San Guillermo National High School		2,040,000	2,040,000
San Rafael Technical Vocational High School (Maloma National High School - San Rafael High School)		596,000	596,000
Sta. Cruz National High School		485,000	485,000
Sta. Cruz South High School		357,000	357,000
Subic National High School		6,488,000	6,488,000

414	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Taltal National High School		969,000	969,000
Zambales National High School		4,080,000	4,080,000

Region IVA - CALABARZON	7,006,928,000	814,813,000	7,821,741,000

Division of Antipolo City	300,440,000	34,275,000	334,715,000

Division Office - Proper	300,440,000	11,304,000	311,744,000
Bagong Nayon II National High School		630,000	630,000
Dalig National High School		1,369,000	1,369,000
Dela Paz National High School		1,335,000	1,335,000
Marcelino M. Santos National High School		1,262,000	1,262,000
Maximo L. Gatlabayan Memorial National High School		1,559,000	1,559,000
Mayamot National High School		5,767,000	5,767,000
Muntindilaw National High School		888,000	888,000
San Isidro National High School		2,330,000	2,330,000
San Jose National High School		4,850,000	4,850,000
San Juan National High School		901,000	901,000
San Roque National High School		2,080,000	2,080,000

Division of Bacoor City	120,813,000	12,549,000	133,362,000

Division Office - Proper	120,813,000	12,549,000	133,362,000

Division of Batangas	1,141,978,000	135,687,000	1,277,665,000

Division Office - Proper	1,141,978,000	97,674,000	1,239,652,000
Anselmo A. Sandoval Memorial National High School		3,490,000	3,490,000
Banoyo National High School		439,000	439,000
Bauan National Agricultural and Vocational High School		884,000	884,000
Bauan Technical Integrated High School		7,569,000	7,569,000
Baybayin National High School		1,525,000	1,525,000
Buhaynasapa Integrated National High School		1,769,000	1,769,000
Dagatan Integrated National High School		1,760,000	1,760,000
Dr. Juan A. Pastor Integrated National High School		4,177,000	4,177,000
Laiya Integrated National High School		2,108,000	2,108,000
Padre Garcia Integrated National High School		2,797,000	2,797,000
Palahanan Integrated National High School		1,873,000	1,873,000
Pansol Integrated National High School		2,082,000	2,082,000
Rosario Integrated National High School		1,522,000	1,522,000
Sico 1.0 Integrated National High School		1,000,000	1,000,000
Sta. Teresita National High School		1,405,000	1,405,000
Taysan National High School		2,563,000	2,563,000
Tipas Integrated National High School		1,050,000	1,050,000

Division of Batangas City	154,030,000	21,057,000	175,087,000

Division Office - Proper	154,030,000	11,890,000	165,920,000
Balete Integrated School		728,000	728,000
Banaba West Integrated School		940,000	940,000
Batangas City Integrated High School		3,775,000	3,775,000
Natalia V. Ramos Memorial Integrated School		564,000	564,000
Paharang Integrated School		802,000	802,000
Pedro S. Tolentino Memorial Integrated School		859,000	859,000
Pinamukan Integrated School		913,000	913,000

JANUARY 5, 2026	OFFICIAL GAZETTE	415
DEPARTMENT OF EDUCATION

Tabangao Integrated School		586,000	586,000

Division of Biñan City	132,490,000	14,337,000	146,827,000

Division Office - Proper	132,490,000	6,994,000	139,484,000
Biñan National High School - Main		6,705,000	6,705,000
St. Francis National High School		638,000	638,000

Division of Cabuyao City	66,666,000	6,588,000	73,254,000

Division Office - Proper	66,666,000	3,429,000	70,095,000
Bigaa Integrated National High School		554,000	554,000
Cabuyao Integrated National High School		881,000	881,000
Southville I Integrated National High School		1,724,000	1,724,000

Division of Calamba City	211,587,000	23,439,000	235,026,000

Division Office - Proper	211,587,000	4,820,000	216,407,000
Calamba Bayside Integrated School		1,507,000	1,507,000
Calamba Integrated School		1,609,000	1,609,000
Camp Vicente Lim Integrated School		3,811,000	3,811,000
Eduardo Baretto, Sr. Integrated School		565,000	565,000
Kapayapaan Integrated School		3,330,000	3,330,000
Lecheria Integrated School		844,000	844,000
Looc Integrated School		969,000	969,000
Makiling Integrated School		2,248,000	2,248,000
Palo Alto Integrated School		1,471,000	1,471,000
Punta Integrated School		2,265,000	2,265,000

Division of Cavite	848,651,000	100,775,000	949,426,000

Division Office - Proper	848,651,000	22,710,000	871,361,000
Alfonso Integrated High School		1,183,000	1,183,000
Amadeo National High School		2,150,000	2,150,000
Amaya School of Home Industries		4,780,000	4,780,000
Bagbag National High School (Ligtong National High School)		1,216,000	1,216,000
Bendita Integrated High School		745,000	745,000
Bucal National Integrated School		3,735,000	3,735,000
Bulihan Integrated National High School		5,195,000	5,195,000
Cavite Science Integrated School		1,157,000	1,157,000
Emiliano Tria Tirona Memorial National Integrated High School		5,718,000	5,718,000
Francisco Osorio Integrated Senior High School		667,000	667,000
Francisco P. Tolentino Integrated High School		980,000	980,000
Gen. Emilio Aguinaldo - Bailen Integrated School		1,374,000	1,374,000
Gen. Mariano Alvarez Technical High School		8,850,000	8,850,000
Gen. Vito Belarmino Integrated National High School		1,627,000	1,627,000
Kaytitinga Integrated School		894,000	894,000
Lucsuhin Integrated School		1,457,000	1,457,000
Luis Aguado National High School		300,000	300,000
Lumampong Integrated National High School		544,000	544,000
Lumil Integrated National High School		1,280,000	1,280,000
Maragondon National High School		302,000	302,000
Munting Ilog Integrated National High School		1,251,000	1,251,000
Naic Coastal Integrated National High School		632,000	632,000
Naic Integrated National High School		3,503,000	3,503,000
San Jose Community High School		2,019,000	2,019,000

416	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Tagaytay City National High School - Integrated Senior High School		2,085,000	2,085,000
Tagaytay City Science National High School - Integrated Senior High School		3,881,000	3,881,000
Tanza National Comprehensive High School		7,440,000	7,440,000
Tanza National Trade School		11,363,000	11,363,000
Ternate Integrated National High School		1,214,000	1,214,000
Ternate West National High School		523,000	523,000
Division of Cavite City	65,855,000	7,894,000	73,749,000

Division Office - Proper	65,855,000		65,855,000
Cavite National High School		6,290,000	6,290,000
Sangley Point National High School		1,604,000	1,604,000
Division of Dasmariñas City	260,391,000	27,758,000	288,149,000

Division Office - Proper	260,391,000	12,206,000	272,597,000
Congressional Integrated High School		3,184,000	3,184,000
Dasmariñas East Integrated High School		2,209,000	2,209,000
Dasmariñas Integrated High School		10,159,000	10,159,000
Division of General Trias City	119,432,000	17,810,000	137,242,000

Division Office - Proper	119,432,000	10,697,000	130,129,000
Gov. Ferrer Memorial Integrated National High School		3,583,000	3,583,000
Santiago Integrated National High School		3,197,000	3,197,000
Tropical Village National High School		333,000	333,000
Division of Imus City	114,633,000	12,179,000	126,812,000

Division Office - Proper	114,633,000	12,179,000	126,812,000
Division of Laguna	574,836,000	66,653,000	641,489,000

Division Office - Proper	574,836,000	40,302,000	615,138,000
Alaminos Integrated National High School		1,612,000	1,612,000
Balian Integrated National High School		2,218,000	2,218,000
Cristobal S. Conducto Memorial Integrated National High School		1,457,000	1,457,000
Don Manuel Rivera Memorial Integrated National High School		802,000	802,000
Famy National Integrated High School		1,967,000	1,967,000
Kabulusan Integrated National High School		1,108,000	1,108,000
Lumban National High School		241,000	241,000
Mabitac Integrated National High School		548,000	548,000
Masapang Integrated National High School		817,000	817,000
Masaya Integrated National High School		970,000	970,000
Nicolas L. Galvez Memorial Integrated National High School		1,743,000	1,743,000
Pagsanjan Integrated National High School		815,000	815,000
Plaridel Integrated High School		3,200,000	3,200,000
San Francisco Integrated National High School		375,000	375,000
Siniloan Integrated National High School		3,589,000	3,589,000
Sta. Catalina Integrated National High School		1,556,000	1,556,000
Sta. Maria Integrated High School		2,090,000	2,090,000

JANUARY 5, 2026	OFFICIAL GAZETTE	417
DEPARTMENT OF EDUCATION

Talangan Integrated National High School		1,243,000	1,243,000

Division of Lipa City	176,700,000	23,601,000	200,301,000

Division Office - Proper	176,700,000	6,521,000	183,221,000
Bolbok Integrated National High School		1,622,000	1,622,000
Bugtongnapulo Integrated National High School		625,000	625,000
Bulacnin Integrated National High School		1,000,000	1,000,000
Fernando Air Base Integrated National High School		3,093,000	3,093,000
Inosluban-Marawoy Integrated National High School		3,646,000	3,646,000
Lipa City National High School		365,000	365,000
Lodlod Integrated National High School		819,000	819,000
Lumbang Integrated National High School		847,000	847,000
Pinagkawitan Integrated National High School		1,593,000	1,593,000
Pinagtongulan Integrated National High School		1,544,000	1,544,000
San Celestino Integrated National High School		1,212,000	1,212,000
San Isidro Integrated National High School		714,000	714,000

Division of Lucena City	76,897,000	7,570,000	84,467,000

Division Office - Proper	76,897,000	1,108,000	78,005,000
Cotta National High School		653,000	653,000
Gulang-Gulang National High School		1,520,000	1,520,000
Lucena City National High School		3,030,000	3,030,000
Lucena Dalahican National High School		1,259,000	1,259,000

Division of Quezon	1,328,727,000	157,954,000	1,486,681,000

Division Office - Proper	1,328,727,000	54,150,000	1,382,877,000
Abuyon National High School		966,000	966,000
Alabat Island National High School		2,272,000	2,272,000
Amontay National High School		872,000	872,000
Atimonan National Comprehensive High School		1,849,000	1,849,000
Binulasan Integrated School		1,236,000	1,236,000
Bondoc Peninsula Agricultural High School		2,204,000	2,204,000
Buenavista National High School		1,695,000	1,695,000
Bukal Sur National High School		745,000	745,000
Burdeos National High School		1,293,000	1,293,000
Cabay National High School		525,000	525,000
Cagsiay I National High School		688,000	688,000
Calauag National High School		1,867,000	1,867,000
Canda National High School		784,000	784,000
Concepcion National High School		648,000	648,000
Dagatan National High School		1,285,000	1,285,000
Dolores Macasaet National High School		1,570,000	1,570,000
Dr. Maria D. Pastrana National High School		3,498,000	3,498,000
Dr. Panfilo Castro National High School		1,353,000	1,353,000
Elias A. Salvador National High School		1,257,000	1,257,000
Godofredo M. Tan Integrated School of Arts and Trades		2,048,000	2,048,000
Gumaca National High School		4,884,000	4,884,000
Hinguiwin National High School		619,000	619,000
Hondagua National High School		911,000	911,000
Infanta National High School		5,274,000	5,274,000
Lamon Bay School of Fisheries		598,000	598,000
Leonarda D. Vera Cruz National High School		535,000	535,000
Libo National High School		481,000	481,000
Lopez National Comprehensive High School		5,099,000	5,099,000

418	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Lusacan National High School		1,862,000	1,862,000
Lutucan Integrated National High School		4,558,000	4,558,000
Magallanes National High School		649,000	649,000
Malinao Ilaya Integrated National High School		562,000	562,000
Manuel S. Enverga Memorial School of Arts and Trades		1,873,000	1,873,000
Marcial B. Villanueva National High School		1,291,000	1,291,000
Olongtao National High School		1,740,000	1,740,000
Paaralang Sekundarya ng Heneral Nakar		1,578,000	1,578,000
Paaralang Sekundarya ng Lucban Integrated School		2,612,000	2,612,000
Pagbilao Grande Island National High School		734,000	734,000
Pagbilao National High School		1,663,000	1,663,000
Pagsangahan National High School		718,000	718,000
Paiisa National High School		909,000	909,000
Patnanungan National High School		927,000	927,000
Perez National High School		1,008,000	1,008,000
Polillo National High School		1,651,000	1,651,000
Quezon National High School		7,729,000	7,729,000
Recto Memorial National High School		4,542,000	4,542,000
Sampaloc National High School, Sampaloc		585,000	585,000
San Andres National High School		2,656,000	2,656,000
San Antonio National High School		1,044,000	1,044,000
San Isidro National High School, Catanauan		1,126,000	1,126,000
San Isidro National High School, General Luna		1,092,000	1,092,000
Silangang Malicboy National High School		736,000	736,000
Sta. Catalina National High School		2,547,000	2,547,000
Sto. Domingo National High School		1,165,000	1,165,000
Tagkawayan National High School		2,719,000	2,719,000
Talipan National High School		3,093,000	3,093,000
Tongohin National High School		1,180,000	1,180,000
Ungos Integrated National High School		830,000	830,000
Unisan Integrated High School		1,369,000	1,369,000

Division of Rizal	891,836,000	94,245,000	986,081,000

Division Office - Proper	891,836,000	53,211,000	945,047,000
Abuyod National High School		880,000	880,000
Angono National High School		6,467,000	6,467,000
Antonio C. Esguerra Memorial National High School		1,816,000	1,816,000
Bagumbong National High School		514,000	514,000
Bayugo National High School		550,000	550,000
Benjamin B. Esguerra Memorial National High School		445,000	445,000
Bernardo F. San Juan Memorial National High School		241,000	241,000
Carlos “Botong” Francisco Memorial National High School		821,000	821,000
Catalino D. Salazar National High School		1,199,000	1,199,000
Don Jose Ynares Memorial National High School		3,362,000	3,362,000
Jala-jala National High School		562,000	562,000
Janosa National High School		1,319,000	1,319,000
Malaya National High School		712,000	712,000
Manuel I. Santos Memorial National High School		819,000	819,000
Margarito Duavit Memorial National High School (Vicente Madrigal - Pilapila Extension)		2,282,000	2,282,000
Morong National High School		241,000	241,000
Pantay Integrated High School		1,624,000	1,624,000
Pililla National High School		1,636,000	1,636,000
Quisao Integrated National High School		745,000	745,000
Rizal National Science High School		1,123,000	1,123,000

JANUARY 5, 2026	OFFICIAL GAZETTE	419
DEPARTMENT OF EDUCATION

Sampaloc National High School		1,536,000	1,536,000
San Guillermo National High School		472,000	472,000
Silangan National High School		2,612,000	2,612,000
Teresa National High School		3,328,000	3,328,000
Vicente Madrigal National High School		5,728,000	5,728,000

Division of San Pablo City	117,581,000	15,721,000	133,302,000

Division Office - Proper	117,581,000	10,236,000	127,817,000
Col. Lauro D. Dizon Memorial Integrated High School		409,000	409,000
San Bartolome Integrated High School		857,000	857,000
San Cristobal Integrated High School		731,000	731,000
San Jose Integrated High School		415,000	415,000
San Pablo City Integrated High School		1,102,000	1,102,000
San Vicente Integrated High School		942,000	942,000
Santisimo Rosario Integrated High School		1,029,000	1,029,000

Division of San Pedro City	54,928,000	7,618,000	62,546,000

Division Office - Proper	54,928,000	2,843,000	57,771,000
San Pedro Relocation Center National High School - Main Campus		4,775,000	4,775,000

Division of Sta. Rosa City	97,687,000	9,108,000	106,795,000

Division Office - Proper	97,687,000	4,448,000	102,135,000
Aplaya National High School		976,000	976,000
Balibago National High School		588,000	588,000
Don Jose Integrated High School		901,000	901,000
Sta. Rosa Science and Technology High School		1,353,000	1,353,000
Sto. Domingo National High School		842,000	842,000

Division of Sto. Tomas City	34,335,000	4,874,000	39,209,000

Division Office - Proper	34,335,000	4,122,000	38,457,000
Sta. Clara Integrated National High School		752,000	752,000

Division of Tanauan City	62,765,000	4,531,000	67,296,000

Division Office - Proper	62,765,000	628,000	63,393,000
Pantay Integrated High School		514,000	514,000
Tanauan City Integrated High School		2,604,000	2,604,000
Tanauan School of Fisheries		785,000	785,000

Division of Tayabas City	53,670,000	8,590,000	62,260,000

Division Office - Proper	53,670,000	2,971,000	56,641,000
Luis Palad Integrated High School		5,619,000	5,619,000

Region IVB - MIMAROPA	2,432,667,000	295,845,000	2,728,512,000

Division of Calapan City	116,861,000	13,337,000	130,198,000

Division Office - Proper	116,861,000	1,983,000	118,844,000
Canubing I National High School		1,301,000	1,301,000
Community Vocational High School		787,000	787,000
Managpi National High School		680,000	680,000

420	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Oriental Mindoro National High School		7,959,000	7,959,000
Pedro V. Panaligan Memorial National High School
(Jose J. Leido, Jr. Memorial NHS - Comunal Annex)		627,000	627,000

Division of Marinduque	183,170,000	24,685,000	207,855,000

Division Office - Proper	183,170,000	13,214,000	196,384,000
Bangbang National High School		862,000	862,000
Bognuyan National High School		712,000	712,000
Buenavista National High School		1,024,000	1,024,000
Landy National High School		1,277,000	1,277,000
Makapuyat National High School		1,427,000	1,427,000
Marinduque National High School		5,741,000	5,741,000
Tigwi National High School		428,000	428,000

Division of Occidental Mindoro	366,379,000	44,560,000	410,939,000

Division Office - Proper	366,379,000	7,912,000	374,291,000
Abra de Ilog National High School		1,374,000	1,374,000
Barahan National High School		640,000	640,000
Calintaan National High School		1,168,000	1,168,000
Central National High School (San Jose National High School Annex)		1,207,000	1,207,000
Iling National High School		909,000	909,000
Ligaya National High School		1,269,000	1,269,000
Looc National School of Fisheries		481,000	481,000
Lubang Integrated School		1,078,000	1,078,000
Lubang Vocational High School		565,000	565,000
Magsaysay National High School		3,304,000	3,304,000
Occidental Mindoro National High School		5,496,000	5,496,000
Paluan National High School		869,000	869,000
Pedro T. Mendiola, Sr. Memorial National High School (Mina de Oro National High School)		2,583,000	2,583,000
Rizal National High School		2,959,000	2,959,000
Sablayan National Comprehensive High School		4,801,000	4,801,000
San Jose National Agricultural and Industrial High School		1,544,000	1,544,000
San Jose National High School		3,928,000	3,928,000
San Vicente National High School		691,000	691,000
Sta. Cruz National High School		1,782,000	1,782,000

Division of Oriental Mindoro	463,027,000	58,128,000	521,155,000

Division Office - Proper	463,027,000	19,772,000	482,799,000
Alcadesma National High School		833,000	833,000
Aurelio Arago Memorial National High School		1,810,000	1,810,000
Aurora National High School		1,039,000	1,039,000
Baco National High School		1,740,000	1,740,000
Balugo National High School		815,000	815,000
Bansud National High School (Regional Science High School for MIMAROPA)		858,000	858,000
Bulalacao National High School		1,794,000	1,794,000
Bulbugan National High School		966,000	966,000
Dangay National High School		947,000	947,000
Dayhagan National High School		714,000	714,000
Domingo Yu Chu National High School		1,554,000	1,554,000
Doroteo S. Mendoza, Sr. Memorial National High School		983,000	983,000

JANUARY 5, 2026	OFFICIAL GAZETTE	421
DEPARTMENT OF EDUCATION

Fe del Mundo National High School		1,818,000	1,818,000
Inarawan National High School		714,000	714,000
Kaligtasan National High School		573,000	573,000
Labasan National High School (Bongabong SOF)		405,000	405,000
Leuteboro National High School		2,304,000	2,304,000
Marcelo Cabrera Vocational High School		974,000	974,000
Masaguisi National High School		695,000	695,000
Melgar National High School		529,000	529,000
Nabuslot National High School		1,839,000	1,839,000
Naujan Municipal High School		1,374,000	1,374,000
Pag-asa National High School		920,000	920,000
Pambisan National High School		531,000	531,000
Pili National High School		688,000	688,000
Porfirio Comia Memorial High School (Barcenaga National High School)		1,573,000	1,573,000
President Diosdado Macapagal Memorial National High School		1,316,000	1,316,000
Puerto Galera National High School		2,108,000	2,108,000
Quinabigan National High School		850,000	850,000
San Agustin National High School		1,192,000	1,192,000
San Mariano National High School		1,327,000	1,327,000
San Teodoro National High School		1,196,000	1,196,000
Vicente B. Ylagan National High School		711,000	711,000
Villa Pag-asa National High School		666,000	666,000

Division of Palawan	751,447,000	90,679,000	842,126,000

Division Office - Proper	751,447,000	45,799,000	797,246,000
Aborlan National High School		2,087,000	2,087,000
Araceli National High School		1,041,000	1,041,000
Aramaywan National High School		1,014,000	1,014,000
Balabac National High School		906,000	906,000
Bataraza National High School		2,615,000	2,615,000
Brooke’s Point National High School		3,182,000	3,182,000
Coron School of Fisheries		3,544,000	3,544,000
Culion National High School (Culion Sanitarium Special School)		993,000	993,000
Cuyo High School		1,969,000	1,969,000
El Nido National High School		1,624,000	1,624,000
Gaudencio Abordo Memorial National High School		518,000	518,000
Governor Alfredo Abueg, Sr. National Technology and Vocational Memorial High School		1,078,000	1,078,000
Jose P. Rizal National High School		1,842,000	1,842,000
Magara School for Philippine Craftsmen		1,107,000	1,107,000
Narra Integrated School		3,435,000	3,435,000
Panacan National High School		754,000	754,000
Plaridel National High School		1,014,000	1,014,000
Princesa Urduja National High School		1,163,000	1,163,000
Pulot National High School		2,306,000	2,306,000
Quezon National High School		3,479,000	3,479,000
Rio Tuba National High School		2,320,000	2,320,000
Roxas National Comprehensive High School		4,061,000	4,061,000
Salvacion National High School		831,000	831,000
San Vicente National High School		1,243,000	1,243,000
Sta. Teresita National High School		754,000	754,000

Division of Puerto Princesa City	261,470,000	31,942,000	293,412,000

Division Office - Proper	261,470,000	14,142,000	275,612,000

422	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Irawan National High School		621,000	621,000
Mangingisda National High School		896,000	896,000
Marcelino Abadiano Javarez National High School		569,000	569,000
Palawan National School		10,506,000	10,506,000
San Jose National High School		3,696,000	3,696,000
Sicsican National High School		1,512,000	1,512,000

Division of Romblon	290,313,000	32,514,000	322,827,000

Division Office - Proper	290,313,000	6,301,000	296,614,000
Agnipa National High School		476,000	476,000
Alcantara National High School		1,549,000	1,549,000
Banton National High School		487,000	487,000
Cajidiocan National High School		1,784,000	1,784,000
Calatrava National High School		1,129,000	1,129,000
Concepcion National High School		460,000	460,000
Corcuera National High School		581,000	581,000
Don Carlos M. Mejias Memorial High School		1,998,000	1,998,000
España National High School		720,000	720,000
Esteban Madrona National High School (Bachawan National High School)		783,000	783,000
Libertad National High School		533,000	533,000
Looc National High School		2,495,000	2,495,000
Mabini National High School		634,000	634,000
Macario Molina National High School		676,000	676,000
Magdiwang National High School		1,549,000	1,549,000
Odiongan National High School		2,696,000	2,696,000
Romblon National High School, Romblon		3,377,000	3,377,000
San Andres National High School (RCFF - San Andres)		1,434,000	1,434,000
San Jose Agricultural High School		1,199,000	1,199,000
Sta. Fe National High School (Guinbirayan National High School - Sta. Fe Extension)		1,653,000	1,653,000

Region V - Bicol	5,224,953,000	609,008,000	5,833,961,000

Division of Albay	801,636,000	87,520,000	889,156,000

Division Office - Proper	801,636,000	23,604,000	825,240,000
Anislag National High School		2,842,000	2,842,000
Balogo High School		703,000	703,000
Bariw National High School		604,000	604,000
Bonga National High School		752,000	752,000
Buga High School, Libon		920,000	920,000
Cabasan National High School		768,000	768,000
Cotmon National High School		1,189,000	1,189,000
Daraga National High School		7,209,000	7,209,000
Ilawod High School		2,291,000	2,291,000
Itaran National High School		802,000	802,000
Jovellar National High School		1,073,000	1,073,000
Kilicao High School		554,000	554,000
Libon Agro-Industrial High School		1,476,000	1,476,000
Lower Binogsacan National High School		621,000	621,000
Malabog National High School		2,019,000	2,019,000
Malilipot National High School		619,000	619,000
Malinao National High School		2,197,000	2,197,000
Malipo National High School		949,000	949,000
Manito National High School		1,833,000	1,833,000

JANUARY 5, 2026	OFFICIAL GAZETTE	423
DEPARTMENT OF EDUCATION

Maramba National High School		611,000	611,000
Marcial O. Rañola Memorial High School		7,894,000	7,894,000
Masarawag National High School		734,000	734,000
Mauraro National High School		940,000	940,000
Naga National High School		2,818,000	2,818,000
Oas Polytechnic School		1,486,000	1,486,000
Pantao National High School		937,000	937,000
Pili National High School		682,000	682,000
Pioduran National High School		1,337,000	1,337,000
Polangui General Comprehensive High School		6,719,000	6,719,000
Ponso National High School		690,000	690,000
Rapu-rapu National High School		1,311,000	1,311,000
Saban National High School		765,000	765,000
San Antonio National High School, Malilipot		516,000	516,000
San Jose National High School, Malilipot		2,071,000	2,071,000
Sto. Domingo National High School		1,959,000	1,959,000
Tiwi Agro-Industrial School		1,489,000	1,489,000
Villahermosa National High School		536,000	536,000
Vinisitahan National High School		1,000,000	1,000,000

Division of Camarines Norte	443,243,000	51,310,000	494,553,000

Division Office - Proper	443,243,000	14,980,000	458,223,000
Alawihao National High School		481,000	481,000
Bagong Silang I High School		1,010,000	1,010,000
Basud National High School		2,299,000	2,299,000
Batobalani National High School		800,000	800,000
Camarines Norte High School		2,696,000	2,696,000
D. Q. Liwag National High School		723,000	723,000
Daguit National High School		554,000	554,000
Delia Diezmo National High School		828,000	828,000
Froilan Lopez High School		590,000	590,000
Gonzalo Aler National High School		961,000	961,000
Jose Panganiban National High School		4,647,000	4,647,000
Labo National High School		607,000	607,000
Labo Science and Technology High School		861,000	861,000
Larap National High School		976,000	976,000
Leocadio Alejo Entienza High School, Sta. Elena		508,000	508,000
Manguisoc National High School		606,000	606,000
Mercedes High School		495,000	495,000
Moreno Integrated School		2,105,000	2,105,000
Pablo S. Villafuerte High School, Mercedes		390,000	390,000
Paracale National High School		2,280,000	2,280,000
Rizal National High School		1,027,000	1,027,000
San Felipe National High School		814,000	814,000
San Lorenzo Ruiz National High School (Matacong NHS)		734,000	734,000
San Roque High School		376,000	376,000
Tabas National High School		636,000	636,000
Talobatib High School		865,000	865,000
Tigbinan National High School		838,000	838,000
Tulay Na Lupa National High School		1,008,000	1,008,000
Vicente L. Basit Memorial High School		409,000	409,000
Vinzons Pilot High School		5,206,000	5,206,000

Division of Camarines Sur	1,401,888,000	167,507,000	1,569,395,000

Division Office - Proper	1,401,888,000	73,752,000	1,475,640,000

424	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Agdangan National High School	590,000	590,000
Antipolo National High School, Minalabac	724,000	724,000
Baao National High School	2,818,000	2,818,000
Barcelonita Fishery School	732,000	732,000
Bato National High School	1,580,000	1,580,000
Bikal Fishery School	1,076,000	1,076,000
Binanuaanan High School	504,000	504,000
Bula National High School	1,983,000	1,983,000
Calabanga National Science High School (Calabanga National High School)	3,921,000	3,921,000
Colacling National High School	935,000	935,000
Del Gallego National High School	1,500,000	1,500,000
Don M. Gonzalvo Memorial High School	920,000	920,000
Don M. Veneracion National High School	736,000	736,000
Don Servillano Platon Memorial National High School	2,633,000	2,633,000
Dr. Rodolfo V. Pamor, Jr. Memorial National High School	649,000	649,000
Gainza National High School	523,000	523,000
Goa National High School	3,615,000	3,615,000
Godofredo Reyes, Sr. National High School	1,032,000	1,032,000
Hanawan National High School	522,000	522,000
Hobo National High School	655,000	655,000
Homobono H. Gonzalez National High School	899,000	899,000
Jose C. Prevosa National High School	786,000	786,000
Juan F. Triviño Memorial High School	1,121,000	1,121,000
Juan L. Filipino Memorial High School	628,000	628,000
La Purisima National High School	1,050,000	1,050,000
Magarao National High School, Magarao	1,097,000	1,097,000
Malawag National High School	624,000	624,000
Mambulo Nuevo High School	735,000	735,000
Maura N. Sibulo National High School	501,000	501,000
Milaor National High School	1,144,000	1,144,000
Minalabac National High School	736,000	736,000
Nabua National High School	8,855,000	8,855,000
Nato National High School	2,063,000	2,063,000
Ocampo National High School	2,102,000	2,102,000
Palsong National High School	1,105,000	1,105,000
Pamplona National High School	2,051,000	2,051,000
Pamukid National High School	1,277,000	1,277,000
Partido Agro - Industrial National High School	920,000	920,000
Pili National High School - Pili	2,659,000	2,659,000
Pinaglabanan High School	1,507,000	1,507,000
Quipayo National High School	1,311,000	1,311,000
Ragay National Agricultural and Fisheries School	1,068,000	1,068,000
Rodriguez National High School	1,112,000	1,112,000
Salvacion National High School - Bato	609,000	609,000
San Fernando National High School	1,544,000	1,544,000
San Isidro National High School - Libmanan	1,685,000	1,685,000
San Jose National High School, San Jose	1,857,000	1,857,000
San Jose Pili National High School	1,810,000	1,810,000
San Juan National High School	2,246,000	2,246,000
San Rafael National High School	3,928,000	3,928,000
San Ramon National High School - Lagonoy	1,821,000	1,821,000
San Vicente National High School - Buhi	1,437,000	1,437,000
Sipocot National High School	1,653,000	1,653,000
Siruma National High School	794,000	794,000
Sta. Cruz National High School	617,000	617,000

JANUARY 5, 2026	OFFICIAL GAZETTE	425
DEPARTMENT OF EDUCATION

Sta. Justina National High School		1,701,000	1,701,000
Sta. Lutgarda National High School		949,000	949,000
Sto. Tomas National High School		966,000	966,000
Sulpicio A. Roco National High School		510,000	510,000
Tamban National High School		883,000	883,000
Tandaay Provincial High School		893,000	893,000
Tawog National High School		1,881,000	1,881,000
Tomas A. Andaya, Sr. National High School		1,178,000	1,178,000
Villazar National High School		922,000	922,000
Vivencio Obias - Kinalansan National High School		872,000	872,000

Division of Catanduanes	279,755,000	32,527,000	312,282,000

Division Office - Proper	279,755,000	11,901,000	291,656,000
Bagamanoc Rural Development High School		823,000	823,000
Baras Rural Development High School		1,183,000	1,183,000
Bato Rural Development High School		1,520,000	1,520,000
Calatagan High School		1,364,000	1,364,000
Caramoran Rural Development High School		787,000	787,000
Caramoran School of Fisheries		613,000	613,000
Catanduanes National High School		5,292,000	5,292,000
Gigmoto Rural Development High School		655,000	655,000
Pandan School of Arts and Trades		1,690,000	1,690,000
San Andres Vocational School		2,789,000	2,789,000
San Miguel Rural Development High School		974,000	974,000
Supang-Datag National High School		692,000	692,000
Tubli National High School		823,000	823,000
Viga Rural Development High School		1,421,000	1,421,000

Division of Iriga City	83,484,000	9,475,000	92,959,000

Division Office - Proper	83,484,000	4,654,000	88,138,000
Perpetual Help National High School		813,000	813,000
Rinconada National Technical Vocational School		1,471,000	1,471,000
Sagrada National High School		476,000	476,000
San Antonio National High School, Iriga City		575,000	575,000
Zeferino Arroyo High School		1,486,000	1,486,000

Division of Legazpi City	122,530,000	14,083,000	136,613,000

Division Office - Proper	122,530,000	3,068,000	125,598,000
Arimbay High School		522,000	522,000
Banquerohan National High School		1,944,000	1,944,000
Cabangan High School		1,291,000	1,291,000
Homapon High School		833,000	833,000
Legazpi City National High School		3,534,000	3,534,000
Legazpi City Science High School		1,306,000	1,306,000
Oro Site High School		1,585,000	1,585,000

Division of Ligao City	136,590,000	14,744,000	151,334,000

Division Office - Proper	136,590,000	4,347,000	140,937,000
Bacong High School		961,000	961,000
Bicol Regional Science High School		803,000	803,000
Deogracias P. Princesa Memorial High School		854,000	854,000
Ligao National High School		6,823,000	6,823,000
Paulba National High School		956,000	956,000

426	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Division of Masbate	715,177,000	86,899,000	802,076,000

Division Office - Proper	715,177,000	58,498,000	773,675,000
Andres Clemente, Jr. National High School		1,282,000	1,282,000
Aroroy National High School		2,884,000	2,884,000
Badiang National High School		501,000	501,000
Bagahanglad National High School		619,000	619,000
Baleno National High School		1,165,000	1,165,000
Balud National High School		1,112,000	1,112,000
Buenavista National High School		1,520,000	1,520,000
Cataingan National High School		3,685,000	3,685,000
Del Carmen National High School		1,384,000	1,384,000
Dimasalang National High School		1,823,000	1,823,000
Federico A. Estipona Memorial High School		2,019,000	2,019,000
Luy-a National High School		712,000	712,000
Masbate School of Fisheries		1,395,000	1,395,000
Mobo National High School		891,000	891,000
Monreal National High School		1,071,000	1,071,000
Panique National High School		898,000	898,000
Pawican National High School		627,000	627,000
Salvador Arollado, Sr. Memorial High School		942,000	942,000
San Jacinto National High School		1,860,000	1,860,000
San Pascual National High School		1,434,000	1,434,000
Villahermosa National High School		577,000	577,000

Division of Masbate City	98,067,000	12,146,000	110,213,000

Division Office - Proper	98,067,000	3,419,000	101,486,000
Capitolina O. Legaspi Memorial High School (E. Legaspi, Sr. National High School)		862,000	862,000
Masbate National Comprehensive High School		7,865,000	7,865,000

Division of Naga City	159,949,000	19,597,000	179,546,000

Division Office - Proper	159,949,000	983,000	160,932,000
Camarines Sur National High School		8,826,000	8,826,000
Cararayan National High School		1,667,000	1,667,000
Carolina National High School		1,019,000	1,019,000
Concepcion Pequeña National High School		1,050,000	1,050,000
Leon Q. Mercado High School		653,000	653,000
Naga City School of Arts and Trades (Sabang High School, Naga City)		2,944,000	2,944,000
Naga City Science High School		1,416,000	1,416,000
Tinago National High School		1,039,000	1,039,000

Division of Sorsogon	654,134,000	73,671,000	727,805,000

Division Office - Proper	654,134,000	23,452,000	677,586,000
Abucay National High School		1,000,000	1,000,000
Barcelona National Comprehensive High School		1,541,000	1,541,000
Biriran National High School		392,000	392,000
Buhang National High School		586,000	586,000
Bulacao National High School		407,000	407,000
Bulan National High School		5,689,000	5,689,000
Bulusan High School		1,507,000	1,507,000
Calao National High School		472,000	472,000
Casiguran Technical Vocational School		3,500,000	3,500,000
Castilla National High School		607,000	607,000

JANUARY 5, 2026	OFFICIAL GAZETTE	427
DEPARTMENT OF EDUCATION

Cumadcad National High School		2,019,000	2,019,000
Dinapa National High School		988,000	988,000
Donsol National Comprehensive High School		3,207,000	3,207,000
Donsol Vocational High School		676,000	676,000
Gabao National High School		721,000	721,000
Gallanosa National High School		4,524,000	4,524,000
Gubat National High School		4,626,000	4,626,000
Juban High School (Beriran - Juban Extension)		1,670,000	1,670,000
Macalaya National High School		520,000	520,000
Magallanes National High School		1,612,000	1,612,000
Magallanes National Vocational High School		739,000	739,000
Matnog National High School		2,583,000	2,583,000
Pilar National Comprehensive High School		3,090,000	3,090,000
Prieto Diaz National High School		1,648,000	1,648,000
Salvacion National High School		1,522,000	1,522,000
San Francisco National High School		1,032,000	1,032,000
San Isidro National High School (Bulan)		624,000	624,000
San Juan National High School		481,000	481,000
Sta. Magdalena National High School		1,648,000	1,648,000
Talaonga National High School		588,000	588,000

Division of Sorsogon City	169,062,000	20,876,000	189,938,000

Division Office - Proper	169,062,000	7,721,000	176,783,000
Abuyog National High School		751,000	751,000
Panlayaan National High School		755,000	755,000
Rizal Integrated National School		1,022,000	1,022,000
San Isidro National High School, Bacon		502,000	502,000
Sorsogon National High School		10,125,000	10,125,000

Division of Tabaco City	159,438,000	18,653,000	178,091,000

Division Office - Proper	159,438,000	1,955,000	161,393,000
Bantayan National High School		971,000	971,000
San Antonio National High School, Tabaco		1,599,000	1,599,000
San Lorenzo National High School		1,371,000	1,371,000
San Miguel National High School		872,000	872,000
Tabaco National High School		11,885,000	11,885,000

Region VI - Western Visayas	3,712,937,000	444,669,000	4,157,606,000

Division of Aklan	484,695,000	53,793,000	538,488,000

Division Office - Proper	484,695,000	15,386,000	500,081,000
Aguinaldo T. Repiedad, Sr. Integrated School		755,000	755,000
Aklan National High School for Arts and Trades		1,648,000	1,648,000
Altavas National School		2,019,000	2,019,000
Bacan National High School		861,000	861,000
Batan Academy (A National High School)		749,000	749,000
Bay-ang Mapag-ong National High School		472,000	472,000
Boracay National High School		1,267,000	1,267,000
Buruanga Vocational School		1,309,000	1,309,000
Calizo National High School		418,000	418,000
Camaligan National High School		579,000	579,000
Camanci National High School		348,000	348,000
Candelaria National High School		735,000	735,000
Ciriaco L. Icamina, Sr. National High School (Bulabod National High School)		451,000	451,000

428	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Daja Sur National High School		350,000	350,000
Dr. Ramon B. Legaspi, Sr. National High School		613,000	613,000
Father Julian C. Rago Memorial High School		562,000	562,000
Gaudencio L. Vega National High School		617,000	617,000
Jose Borromeo Legaspi National High School		714,000	714,000
Libacao National Forestry Vocational High School		1,578,000	1,578,000
Liloan National High School		371,000	371,000
Linabuan National High School		1,077,000	1,077,000
Linayasan National High School		562,000	562,000
Madalag National High School		827,000	827,000
Makato Integrated School		1,452,000	1,452,000
Malay National High School		1,661,000	1,661,000
Malinao School for Philippine Craftsmen		959,000	959,000
Maloco National High School		959,000	959,000
Naile National High School		548,000	548,000
Naisud National High School		774,000	774,000
Navitas National High School		306,000	306,000
New Washington National Comprehensive High School		1,682,000	1,682,000
Numancia Integrated School		1,416,000	1,416,000
Numancia National School of Fisheries		726,000	726,000
Ochando National High School		686,000	686,000
Ondoy National High School		655,000	655,000
Panayakan National High School		424,000	424,000
Petronilo C. Ibadlit National High School (Badiangan National High School)		359,000	359,000
Regional Science High School for Region VI		1,159,000	1,159,000
Rizal J. Rodriguez, Sr. National High School		445,000	445,000
Rosario National High School		373,000	373,000
Solido National High School		544,000	544,000
Tangalan National High School		1,027,000	1,027,000
Toledo National High School		1,129,000	1,129,000
Torralba National High School		543,000	543,000
Unidos National High School		915,000	915,000
Union National High School		783,000	783,000

Division of Antique	467,254,000	56,038,000	523,292,000

Division Office - Proper	467,254,000	6,014,000	473,268,000
Antique National High School		6,285,000	6,285,000
Antique Vocational School		3,476,000	3,476,000
Aureliana National High School		1,568,000	1,568,000
Barangbang National High School		791,000	791,000
Barasanan National High School		481,000	481,000
Barbaza National High School		1,602,000	1,602,000
Belison National School		1,418,000	1,418,000
Bitadton National High School		623,000	623,000
Buhang National High School		567,000	567,000
Caluya National High School		1,416,000	1,416,000
Col. Ruperto Abellon National School		1,505,000	1,505,000
Concepcion L. Cazenas Memorial School		1,123,000	1,123,000
Diclum National High School		478,000	478,000
Egaña National High School		499,000	499,000
Gamad Sto. Tomas National High School		352,000	352,000
Gen. Leandro Fullon National School		700,000	700,000
Gideon M. Cabigunda Memorial School		749,000	749,000
Gov. Julio Macuja Memorial Comprehensive High School (Iraya National High School)		903,000	903,000
Governor Julian Fullon Pacificador National School		917,000	917,000

JANUARY 5, 2026	OFFICIAL GAZETTE	429
DEPARTMENT OF EDUCATION

Igburi National High School		726,000	726,000
Igcado National High School		289,000	289,000
Igpalge National High School		417,000	417,000
Laua-an National High School		840,000	840,000
Libertad National Vocational High School		1,173,000	1,173,000
Lirio M. Escaño, Sr. National School		1,131,000	1,131,000
Mag-aba National High School		903,000	903,000
Moscoso-Rios National High School		1,457,000	1,457,000
Northern Antique Vocational School		3,430,000	3,430,000
Northern Bugasong National High School		422,000	422,000
Pandan National Vocational High School		1,852,000	1,852,000
Pangpang National High School		556,000	556,000
Pascual M. Osuyos Memorial High School (Aras-asan National High School)		432,000	432,000
Patria National High School		386,000	386,000
Pis-anan National High School		723,000	723,000
San Antonio National High School		417,000	417,000
San Pedro National High School		776,000	776,000
San Roque Ezpeleta National High School		828,000	828,000
Sibalom National High School		2,116,000	2,116,000
Sido-San Juan National High School		359,000	359,000
Southern Bugasong National High School		562,000	562,000
Sta. Ana National High School		382,000	382,000
Sta. Justa National High School		821,000	821,000
Tario Lim National Memorial High School		1,314,000	1,314,000
Tinogboc National High School		365,000	365,000
Union National High School		640,000	640,000
Valderrama National High School		1,254,000	1,254,000

Division of Capiz	596,708,000	61,400,000	658,108,000

Division Office - Proper	596,708,000	6,000,000	602,708,000
Arturo Jugo National High School		426,000	426,000
Bongsuan National High School		915,000	915,000
Camburanan National High School		462,000	462,000
Candelaria National High School		535,000	535,000
Capiz National High School		5,394,000	5,394,000
Casanayan National High School		1,068,000	1,068,000
Col. Patrocenio Artuz National High School		976,000	976,000
Commissioner Luis R. Asis National High School		1,899,000	1,899,000
Concepcion Castro Garcia National High School		737,000	737,000
Cuartero National High School		1,327,000	1,327,000
Dao National High School		1,384,000	1,384,000
David Moises Memorial High School (Balit National High School)		745,000	745,000
Don Felix Balgos Memorial National High School		491,000	491,000
Dr. Vicente V. Andaya, Sr. National High School		2,711,000	2,711,000
Dulangan National High School		802,000	802,000
Dumalag Central National High School		1,541,000	1,541,000
Estefania Montemayor National High School		1,510,000	1,510,000
Feliciano Yusay Consing National High School		2,949,000	2,949,000
Florentina Batoampo Degala National High School		613,000	613,000
Hipona National High School		1,920,000	1,920,000
Ivisan National High School		2,267,000	2,267,000
Jagnaya National High School		614,000	614,000
Jamindan National High School		2,131,000	2,131,000
Leodegario De Ocampo, Sr. National High School (Capagao National High School)		457,000	457,000

430	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Lucero National High School		571,000	571,000
Maayon National High School		2,153,000	2,153,000
Macario Delfin Bermejo National High School (Jaena Norte)		619,000	619,000
Maindang National High School		784,000	784,000
Malonoy National High School		539,000	539,000
Mambusao East National High School (Extension of David Moises Memorial High School)		619,000	619,000
Mambusao National High School (David Moises National High School - Mambusao West Extension)		1,515,000	1,515,000
Manuel F. Onato Memorial High School		646,000	646,000
Marciano Patricio National High School (Pilar National High School)		1,489,000	1,489,000
Mayor Ramon A. Benjamin, Sr. Memorial High School		867,000	867,000
Panitan National High School		2,529,000	2,529,000
Pontevedra National High School		2,682,000	2,682,000
Putian National High School		365,000	365,000
San Nicolas National High School, Pilar		679,000	679,000
San Nicolas National High School, Tapaz		579,000	579,000
Sapian National High School		2,058,000	2,058,000
Tapaz National High School		1,941,000	1,941,000
Tuburan National High School - F. Degala National High School Extension		891,000	891,000

Division of Guimaras	148,186,000	17,500,000	165,686,000

Division Office - Proper	148,186,000	2,597,000	150,783,000
Alegria National High School		474,000	474,000
Buenavista National High School		2,554,000	2,554,000
Cabalagnan National High School		720,000	720,000
Desiderio C. Gange National High School		1,165,000	1,165,000
Dr. Catalino Gallego Nava Memorial High School		940,000	940,000
East Valencia National High School		592,000	592,000
Getulio National High School		359,000	359,000
Jordan National High School		2,048,000	2,048,000
Nueva Valencia National High School		1,701,000	1,701,000
Remedios E. Vilches-San Lorenzo National High School		1,087,000	1,087,000
Salvacion National High School		825,000	825,000
Simeon J. Jabasa National High School		695,000	695,000
Trinidad V. Canja - Sta. Teresa National High School (Sta. Teresa National High School)		1,743,000	1,743,000

Division of Iloilo	1,652,260,000	210,744,000	1,863,004,000

Division Office - Proper	1,652,260,000	30,695,000	1,682,955,000
Abangay National High School		472,000	472,000
Acao National High School		334,000	334,000
Ajuy National High School		2,957,000	2,957,000
Alcarde-Gustilo Memorial National High School		942,000	942,000
Alejandro Firmeza Memorial National High School		747,000	747,000
Alimodian National Comprehensive High School		2,388,000	2,388,000
Ambrosio Maido Memorial National High School		380,000	380,000
Anilao National High School		2,377,000	2,377,000
Ardemil National High School		535,000	535,000
Aurea Belonia Memorial High School		499,000	499,000
Badiangan National High School		1,017,000	1,017,000
Badlan National High School		514,000	514,000

JANUARY 5, 2026	OFFICIAL GAZETTE	431
DEPARTMENT OF EDUCATION

Balasan National High School	4,921,000	4,921,000
Banate National High School	3,066,000	3,066,000
Barosong National High School	392,000	392,000
Barotac Nuevo Comprehensive National High School	4,289,000	4,289,000
Barotac Viejo National High School	4,028,000	4,028,000
Barroc National High School	485,000	485,000
Batad National High School	1,534,000	1,534,000
Batuan-Cadinglian National High School	520,000	520,000
Bay-ang National High School	403,000	403,000
Binabaan National High School	592,000	592,000
Binaliuan National High School	615,000	615,000
Bingawan National High School	1,288,000	1,288,000
Bololacao National High School	497,000	497,000
Botong Cabanbanan National High School	983,000	983,000
Buayahon Bantay National High School	308,000	308,000
Bucari National High School	428,000	428,000
Buga National High School	619,000	619,000
Burak National High School	354,000	354,000
Cabatuan National Comprehensive High School	5,261,000	5,261,000
Cadagmayan National High School	405,000	405,000
Calinog National Comprehensive High School	2,267,000	2,267,000
Calmay National High School	546,000	546,000
Camangahan National High School	653,000	653,000
Camiros National High School	401,000	401,000
Carlos Lopez National High School	1,873,000	1,873,000
Carvasana National High School	674,000	674,000
Cawayan National High School	2,289,000	2,289,000
Cayos National High School	495,000	495,000
Cordova National High School	424,000	424,000
Culasi National High School	969,000	969,000
Daga-Barasan National High School	365,000	365,000
Dapdap National High School	415,000	415,000
Dingle National High School	2,080,000	2,080,000
Don Benjamin Jalandoni, Sr. National High School	357,000	357,000
Don Casemiro Andrada Y Cuaresma National High School	1,629,000	1,629,000
Don Esteban S. Javellana National High School	731,000	731,000
Don Felix Serra National High School	1,865,000	1,865,000
Don Jose Sustiguer Monfort National High School	1,037,000	1,037,000
Dorog National High School	409,000	409,000
Dueñas General Comprehensive High School	2,390,000	2,390,000
Dumangas National High School	4,568,000	4,568,000
Escalantera National High School	352,000	352,000
Estancia National High School	5,989,000	5,989,000
Gines National High School	523,000	523,000
Ginot-an National High School	367,000	367,000
Granada National High School	883,000	883,000
Guimbal National High School	3,302,000	3,302,000
Igbaras National High School	2,209,000	2,209,000
Iloilo National High School	5,859,000	5,859,000
Jamabalud National High School	417,000	417,000
Janiuay National Comprehensive High School	5,350,000	5,350,000
Jelicuon-Cabugao National High School	357,000	357,000
Kirayan National High School	560,000	560,000
Lambunao National High School	4,378,000	4,378,000
Lapayon National High School	375,000	375,000
Lawigan National High School	600,000	600,000
Leganes National High School	3,182,000	3,182,000

432	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Lemery National High School		1,855,000	1,855,000
Leon National High School		2,418,000	2,418,000
Leonora S. Salapantan National High School		3,607,000	3,607,000
Luca National High School		697,000	697,000
Maasin National Comprehensive High School		2,335,000	2,335,000
Malapaya National High School		424,000	424,000
Malitbog National High School		911,000	911,000
Malusgod National High School		394,000	394,000
Manuel A. Aaron Memorial National High School		783,000	783,000
Mateo National High School (Doroteo De La Nota National High School)		478,000	478,000
Miag-ao National High School		2,348,000	2,348,000
Mina National High School		2,442,000	2,442,000
Nabitasan National High School		439,000	439,000
Nalundan National High School		439,000	439,000
Napnapan National High School		392,000	392,000
New Lucena National Comprehensive High School		1,319,000	1,319,000
New Lucena National High School		865,000	865,000
Nicomedes R. Tubar, Sr. National High School		2,184,000	2,184,000
Oton National High School		5,705,000	5,705,000
Palaca-Damilisan National High School		820,000	820,000
Palanguia National High School		946,000	946,000
Parara National High School		336,000	336,000
Particion National High School		430,000	430,000
Pavia National High School		5,306,000	5,306,000
Payao National High School		420,000	420,000
Pili National High School		525,000	525,000
Pototan National High School		4,558,000	4,558,000
Purificacion P. Dolor Monfort National High School		1,152,000	1,152,000
Quiling National High School		348,000	348,000
Roberto H. Tirol National High School (Concepcion NHS)		3,122,000	3,122,000
Rufino G. Palabrica, Sr. National High School		1,687,000	1,687,000
San Enrique National Comprehensive High School		1,873,000	1,873,000
San Fernando National High School		489,000	489,000
San Joaquin School of Fisheries		786,000	786,000
San Luis National High School		441,000	441,000
San Rafael National High School (Miagao)		439,000	439,000
San Rafael National High School (San Rafael)		1,969,000	1,969,000
Sara National High School		3,309,000	3,309,000
Sinogbuhan National High School		388,000	388,000
Siwalo National High School		361,000	361,000
Sta. Barbara National Comprehensive High School		4,621,000	4,621,000
Sta. Rita National High School		596,000	596,000
Tagsing-Buyo National High School		499,000	499,000
Tigbauan National High School, Maasin		359,000	359,000
Tigbauan National High School, Tigbauan		2,874,000	2,874,000
Tina National High School		388,000	388,000
Tiolas National High School		487,000	487,000
Tiring National High School		493,000	493,000
Tubungan National High School		1,570,000	1,570,000
Wenceslao S. Grio National High School (Puyas National High School)		348,000	348,000
Zarraga National High School		2,784,000	2,784,000

Division of Iloilo City	195,165,000	24,835,000	220,000,000

Division Office - Proper	195,165,000	1,691,000	196,856,000

JANUARY 5, 2026	OFFICIAL GAZETTE	433
DEPARTMENT OF EDUCATION

Bo. Obrero National High School (Jalandoni Memorial National High School - Bo. Obrero Extension)		459,000	459,000
Fort San Pedro National High School		1,627,000	1,627,000
Iloilo City National High School		6,217,000	6,217,000
Jalandoni Memorial National High School		1,580,000	1,580,000
Jaro National High School		3,900,000	3,900,000
La Paz National High School		3,095,000	3,095,000
Mandurriao National High School		2,461,000	2,461,000
Melchor L. Nava National High School (Iloilo City NHS - Calaparan Extension)		373,000	373,000
Ramon Avanceña National High School		3,432,000	3,432,000

Division of Passi City	88,084,000	9,793,000	97,877,000

Division Office - Proper	88,084,000	1,629,000	89,713,000
Mulapula National High School		522,000	522,000
Passi National High School		6,838,000	6,838,000
Salngan National High School		804,000	804,000

Division of Roxas City	80,585,000	10,566,000	91,151,000

Division Office - Proper	80,585,000	4,019,000	84,604,000
Bago National High School		308,000	308,000
Balijuagan National High School		449,000	449,000
Congressman Ramon A. Arnaldo High School		1,910,000	1,910,000
Culasi National High School		478,000	478,000
Dumulog National High School		474,000	474,000
Milibili National High School		428,000	428,000
Roxas City School of Philippine Craftsmen		1,223,000	1,223,000
Tanque National High School		1,277,000	1,277,000

Negros Island Region (NIR)	3,302,538,000	441,966,000	3,744,504,000

Division of Bacolod City	262,075,000	39,234,000	301,309,000

Division Office - Proper	262,075,000	4,833,000	266,908,000
Abkasa National High School		384,000	384,000
Alangilan National High School		739,000	739,000
Bacolod City National High School		7,938,000	7,938,000
Barangay Singcang Airport National High School		1,792,000	1,792,000
Bata National High School		1,325,000	1,325,000
Domingo Lacson National High School		2,429,000	2,429,000
Emiliano Lizares National High School		3,032,000	3,032,000
Generoso Villanueva, Sr. National High School		487,000	487,000
Handumanan National High School (MRRP National High School)		4,399,000	4,399,000
Luis Hervias National High School		2,110,000	2,110,000
Luisa Medel National High School		2,126,000	2,126,000
Mansilingan Agro-Industrial High School		2,500,000	2,500,000
Paglaum Village National High School		720,000	720,000
Sum-ag National High School		3,830,000	3,830,000
Teofilo Gensoli, Sr. Memorial High School		590,000	590,000

Division of Bago City	84,485,000	10,585,000	95,070,000

Division Office - Proper	84,485,000	1,263,000	85,748,000
Ramon Torres Dulao National High School		825,000	825,000
Ramon Torres Luisiana National High School		1,959,000	1,959,000

434	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Ramon Torres Ma-ao Sugar Central National High School		1,115,000	1,115,000
Ramon Torres Malingin National High School		615,000	615,000
Ramon Torres National High School		3,738,000	3,738,000
Ramon Torres Sagasa National High School		585,000	585,000
Ramon Torres Taloc National High School		485,000	485,000

Division of Bais City	75,063,000	11,495,000	86,558,000

Division Office - Proper	75,063,000	7,582,000	82,645,000
Bais City National High School (Main)		3,913,000	3,913,000

Division of Bayawan City	141,955,000	20,081,000	162,036,000

Division Office - Proper	141,955,000	12,968,000	154,923,000
Basay National High School		1,333,000	1,333,000
Bayawan National High School		4,843,000	4,843,000
Kalumboyan National High School		937,000	937,000

Division of Cadiz City	137,559,000	17,778,000	155,337,000

Division Office - Proper	137,559,000	3,363,000	140,922,000
Banquerohan National High School		533,000	533,000
Cadiz Viejo National High School		462,000	462,000
Caduha-an National High School		2,053,000	2,053,000
Dr. Vicente F. Gustilo Memorial National High School		7,418,000	7,418,000
Mabini Farm School		693,000	693,000
Sicaba National High School (Cadiz Viejo National High School - Sicaba Extension)		476,000	476,000
SPED High School		523,000	523,000
Tiglawigan National High School		946,000	946,000
Villacin National High School		1,311,000	1,311,000

Division of Canlaon City	40,629,000	6,013,000	46,642,000

Division Office - Proper	40,629,000	3,840,000	44,469,000
Jose B. Cardenas Municipal High School (Canlaon City National High School)		2,173,000	2,173,000

Division of Dumaguete City	82,128,000	9,655,000	91,783,000

Division Office - Proper	82,128,000	1,956,000	84,084,000
Dumaguete City National High School, Main - Calindagan		3,498,000	3,498,000
Junob National High School		1,985,000	1,985,000
Ramon Teves Pastor Memorial - Dumaguete Science High School		1,260,000	1,260,000
Taclobo National High School		956,000	956,000

Division of Escalante City	87,949,000	11,474,000	99,423,000

Division Office - Proper	87,949,000	3,471,000	91,420,000
Buenavista National High School		915,000	915,000
Dian-ay National High School		983,000	983,000
Escalante National High School		3,289,000	3,289,000
Mabini National High School		1,429,000	1,429,000
Old Poblacion National High School		946,000	946,000

JANUARY 5, 2026	OFFICIAL GAZETTE	435
DEPARTMENT OF EDUCATION

Tamlang National High School (Escalante National High School Extension)		441,000	441,000

Division of Guihulngan City	118,088,000	14,188,000	132,276,000

Division Office - Proper	118,088,000	8,378,000	126,466,000
Guihulngan National High School, Poblacion		3,782,000	3,782,000
Rafaela R. Labang National High School		241,000	241,000
Vallehermoso National High School		1,787,000	1,787,000

Division of Himamaylan City	87,095,000	11,517,000	98,612,000

Division Office - Proper	87,095,000	3,618,000	90,713,000
Aguisan National High School		1,243,000	1,243,000
Carabalan National High School		692,000	692,000
Don Florencio Villafranca Memorial National High School		378,000	378,000
Himamaylan National High School		5,091,000	5,091,000
Raymundo Tongson National High School		495,000	495,000

Division of Kabankalan City	147,856,000	20,417,000	168,273,000

Division Office - Proper	147,856,000	7,756,000	155,612,000
Bantayan National High School		1,332,000	1,332,000
Binicuil National High School		898,000	898,000
Camansi National High School		697,000	697,000
Florentino Galang, Sr. National High School		3,335,000	3,335,000
Inapoy National High School		520,000	520,000
Locotan National High School		407,000	407,000
Salong National High School		949,000	949,000
Tabugon National High School		1,826,000	1,826,000
Tampalon National High School		937,000	937,000
Tapi National High School		1,760,000	1,760,000

Division of La Carlota City	71,162,000	9,500,000	80,662,000

Division Office - Proper	71,162,000	506,000	71,668,000
Doña Hortencia Salas Benedicto National High School		7,183,000	7,183,000
La Granja National High School		993,000	993,000
San Miguel National High School		818,000	818,000

Division of Negros Occidental	842,540,000	114,626,000	957,166,000

Division Office - Proper	842,540,000	21,838,000	864,378,000
Agpangi National High School		459,000	459,000
Andres Gumban Memorial National High School		663,000	663,000
Andulauan National High School		315,000	315,000
Antipolo National High School		1,183,000	1,183,000
Barangay Alegria National High School		596,000	596,000
Biao National High School		669,000	669,000
Binalbagan National High School (Paglaum National High School)		3,386,000	3,386,000
Bocana National High School		531,000	531,000
Bug-ang National High School		734,000	734,000
Bulata National High School		579,000	579,000
Bulwangan National High School		1,803,000	1,803,000
Cabacungan National High School		1,935,000	1,935,000

436	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Camalanda-an National High School		688,000	688,000
Caningay National High School		573,000	573,000
Cansilayan Farm School		971,000	971,000
Catalino Solinguen National High School (Miranda National High School)		567,000	567,000
Cauayan National High School		1,836,000	1,836,000
Col. Griffin National High School		1,512,000	1,512,000
Culipapa National High School		1,005,000	1,005,000
Don Hilarion G. Gonzaga Memorial High School		886,000	886,000
Don Simplicio Lizares Memorial National High School		392,000	392,000
Dr. Antonio Lizares National High School		1,366,000	1,366,000
E. B. Magalona National High School		4,391,000	4,391,000
Enriqueta Montilla de Esteban Memorial High School		2,090,000	2,090,000
Eva J. Montilla Farm School		1,022,000	1,022,000
Florentina F. Caña Recto Memorial High School		571,000	571,000
Guiljungan National High School		1,740,000	1,740,000
Guinpanaan National High School		1,118,000	1,118,000
Hinigaran National High School		6,258,000	6,258,000
Inocencio V. Ferrer Memorial School of Fisheries (Talisay School of Fisheries)		1,168,000	1,168,000
Isabela National High School		4,265,000	4,265,000
La Castellana National High School		5,282,000	5,282,000
Labilabi National High School		384,000	384,000
Lopez Jaena National High School		3,406,000	3,406,000
Manalad National High School		409,000	409,000
Manapla National High School		2,957,000	2,957,000
Murcia National High School		3,161,000	3,161,000
Negros Occidental High School		8,160,000	8,160,000
Negros Occidental National Industrial School of Home Industries		1,316,000	1,316,000
Pahilanga National High School		661,000	661,000
Payao National High School		1,946,000	1,946,000
Pontevedra National High School		2,097,000	2,097,000
Quirico G. Manzano Memorial National High School (Caningay National High School - Candoni Extension)		1,376,000	1,376,000
Rafael B. Lacson Memorial High School		3,758,000	3,758,000
San Enrique High School		1,014,000	1,014,000
San Isidro National High School, Pontevedra		520,000	520,000
Sofronio Carmona Memorial National High School		1,525,000	1,525,000
Tabao National High School		1,551,000	1,551,000
Tabu National High School		1,486,000	1,486,000
Tanza National High School		436,000	436,000
Tigbao National High School		624,000	624,000
Tinongon National High School		674,000	674,000
Toboso National High School		1,983,000	1,983,000
Tuyom National High School		1,667,000	1,667,000
Valladolid National High School		1,123,000	1,123,000

Division of Negros Oriental	548,771,000	71,965,000	620,736,000

Division Office - Proper	548,771,000	42,639,000	591,410,000
Amlan National High School		954,000	954,000
Ayungon National High School		1,429,000	1,429,000
Casiano Z. Napigkit National High School		558,000	558,000
Dauin National High School		1,575,000	1,575,000

JANUARY 5, 2026	OFFICIAL GAZETTE	437
DEPARTMENT OF EDUCATION

Demetrio Alviola National High School		2,481,000	2,481,000
Don Emilio Macias Memorial National High School (San Francisco National High School)		1,082,000	1,082,000
Jimalalud National High School		1,792,000	1,792,000
Jose Marie Locsin Memorial High School		813,000	813,000
La Libertad Technical Vocational School		2,056,000	2,056,000
Mabinay National High School		3,522,000	3,522,000
Manjuyod National High School		2,163,000	2,163,000
Maria Macahig National High School		1,061,000	1,061,000
Negros Oriental High School		3,268,000	3,268,000
Santiago Delmo Memorial High School		842,000	842,000
Siaton National High School		1,765,000	1,765,000
Sibulan National High School		669,000	669,000
Tambo National High School		974,000	974,000
Tayasan National High School		781,000	781,000
Valencia National High School (Valencia Tech. School)		1,541,000	1,541,000

Division of Sagay City	122,454,000	13,889,000	136,343,000

Division Office - Proper	122,454,000	6,991,000	129,445,000
Bato National High School		1,220,000	1,220,000
Eusebio Lopez Memorial Integrated School (Eusebio Lopez Memorial National High School)		1,675,000	1,675,000
Sagay National High School		3,066,000	3,066,000
Vito National High School		937,000	937,000

Division of San Carlos City	87,202,000	10,197,000	97,399,000

Division Office - Proper	87,202,000	522,000	87,724,000
Bagonbon National High School		562,000	562,000
Don Carlos Ledesma National High School		1,491,000	1,491,000
Julio Ledesma National High School		6,217,000	6,217,000
Quezon National High School		1,405,000	1,405,000

Division of Silay City	77,198,000	11,100,000	88,298,000

Division Office - Proper	77,198,000	3,132,000	80,330,000
Barangay Eustaquio Lopez National High School		1,646,000	1,646,000
Barangay Guimbaloan National High School		667,000	667,000
Doña Montserrat Lopez Memorial High School		5,655,000	5,655,000

Division of Sipalay City	83,174,000	9,010,000	92,184,000

Division Office - Proper	83,174,000	5,470,000	88,644,000
Gil Montilla National High School		2,879,000	2,879,000
Nabulao National High School		661,000	661,000

Division of Siquijor	77,299,000	9,319,000	86,618,000

Division Office - Proper	77,299,000	5,559,000	82,858,000
Campalanas National High School		825,000	825,000
Cang-alwang National High School		506,000	506,000
DepEd-Lazi National Agricultural School		1,233,000	1,233,000
Enrique Villanueva National High School		648,000	648,000
Tambisan National High School		548,000	548,000

438	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Division of Tanjay City	60,896,000	10,655,000	71,551,000

Division Office - Proper	60,896,000	7,748,000	68,644,000
Lourdes L. del Prado Memorial National High School (Tanjay National High School, Sta. Cruz)		602,000	602,000
Pamplona National High School		896,000	896,000
Sta. Agueda National High School		569,000	569,000
Tanjay National High School, Opao		840,000	840,000

Division of Victorias City	66,960,000	9,268,000	76,228,000

Division Office - Proper	66,960,000	2,012,000	68,972,000
Victorias National High School		7,256,000	7,256,000

Region VII - Central Visayas	4,218,481,000	517,757,000	4,736,238,000

Division of Bogo City	61,883,000	9,941,000	71,824,000

Division Office - Proper	61,883,000	7,754,000	69,637,000
City of Bogo Science and Arts Academy		439,000	439,000
Eduardo T. Oporto Memorial National High School		523,000	523,000
Jovencio N. Masong National High School		1,225,000	1,225,000

Division of Bohol	988,490,000	123,666,000	1,112,156,000

Division Office - Proper	988,490,000	52,719,000	1,041,209,000
Aguining National High School		569,000	569,000
Alicia Technical Vocational High School		1,737,000	1,737,000
Baclayon National High School		880,000	880,000
Bantolinao National High School		554,000	554,000
Batuan National High School		1,405,000	1,405,000
Biabas Trade High School		1,034,000	1,034,000
Biking Technical Vocational High School		954,000	954,000
Bilar National High School		1,233,000	1,233,000
Cabilao National High School		581,000	581,000
Calape National High School		1,563,000	1,563,000
Camambugan National High School		752,000	752,000
Campao Oriental National High School		768,000	768,000
Cangawa National High School		1,852,000	1,852,000
Catigbian National High School		881,000	881,000
Catungawan National High School		543,000	543,000
Clarin National School of Fisheries		823,000	823,000
Cong. Pablo Malasarte National High School		570,000	570,000
Corella National High School		1,243,000	1,243,000
Dagohoy National High School		1,209,000	1,209,000
Danao National High School		1,384,000	1,384,000
Dimiao National High School		674,000	674,000
Faraon National High School		497,000	497,000
Francisco L. Adlaon High School		546,000	546,000
Guinacot National High School		1,466,000	1,466,000
Guinsularan National High School		756,000	756,000
Hanopol National High School		516,000	516,000
Hinlayagan National High School		764,000	764,000
Inabanga High School, Nabuad		1,935,000	1,935,000
Katipunan National High School		1,677,000	1,677,000
La Hacienda National High School		583,000	583,000
La Union National High School		720,000	720,000

JANUARY 5, 2026	OFFICIAL GAZETTE	439
DEPARTMENT OF EDUCATION

Lila National High School		1,204,000	1,204,000
Loboc National High School		541,000	541,000
Lourdes National High School		2,991,000	2,991,000
Mahayag National High School		1,048,000	1,048,000
Mayor A. R. Tuazon National School of Fisheries		695,000	695,000
Mayor Catalino Casoyla Memorial High School (Suba High School)		755,000	755,000
Nahawan National High School		615,000	615,000
Pagnitoan National High School		672,000	672,000
Pangangan National High School, Main		548,000	548,000
Pilar Technical Vocational High School		2,218,000	2,218,000
Policronio S. Dano, Sr. High School		495,000	495,000
Pres. Carlos P. Garcia Memorial High School, Talibon		1,034,000	1,034,000
President Carlos P. Garcia Technical Vocational School of Fisheries and Arts		1,765,000	1,765,000
San Agustin National High School		1,495,000	1,495,000
San Isidro National High School, San Isidro		655,000	655,000
San Isidro Technical Vocational High School		709,000	709,000
San Jose National High School, Inabanga		549,000	549,000
San Jose National High School, Talibon		3,459,000	3,459,000
San Miguel Technical Vocational High School		1,818,000	1,818,000
San Pascual National Agricultural High School		711,000	711,000
San Roque National High School, Albuquerque, Bohol		1,398,000	1,398,000
San Roque National High School, Mabini, Bohol		1,387,000	1,387,000
Sevilla National High School		527,000	527,000
Sierra Bullones Technical Vocational High School		1,687,000	1,687,000
Sikatuna National High School		799,000	799,000
Southern Inabanga High School		1,110,000	1,110,000
Tabalong National High School		1,369,000	1,369,000
Tabuan National High School		453,000	453,000
Tagum Sur National High School		896,000	896,000
Tubigon West National High School		993,000	993,000
Tulang National High School (Getafe High School)		859,000	859,000
Ubay National Science High School		903,000	903,000
Union National High School		808,000	808,000
Valencia Technical Vocational High School		2,333,000	2,333,000
Zosimo Gulle Memorial National High School		779,000	779,000

Division of Carcar City	95,389,000	12,155,000	107,544,000

Division Office - Proper	95,389,000	6,511,000	101,900,000
Carcar National High School (Poblacion Night)		1,716,000	1,716,000
Ocaña National High School (Valladolid National High School Extension)		2,954,000	2,954,000
Valladolid National High School		974,000	974,000

Division of Cebu City	460,877,000	51,059,000	511,936,000

Division Office - Proper	460,877,000	19,541,000	480,418,000
Abellana National High School (Day & Night)		2,444,000	2,444,000
Adlaon National High School		384,000	384,000
Bonbon National High School		990,000	990,000
Busay National High School		472,000	472,000
Camp Lapu-Lapu National High School (Day & Night)		1,894,000	1,894,000
Cebu City National Science High School		854,000	854,000
Don Carlos Gothong Memorial National High School		3,712,000	3,712,000
Don Sergio Osmeña, Sr. Memorial National High School (Day & Night)		1,726,000	1,726,000

440	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Don Vicente Rama Memorial High School (Day & Night)		4,083,000	4,083,000
Florencio S. Urot Memorial National High School		3,061,000	3,061,000
Guba National High School		596,000	596,000
Mambaling National High School (Night)		630,000	630,000
Pardo National High School (Day & Night)		2,536,000	2,536,000
Pit-os National High School (Day & Night)		1,517,000	1,517,000
Ramon Duterte Memorial National High School (Day & Night)		2,696,000	2,696,000
Talamban National High School		3,923,000	3,923,000

Division of Cebu Province	1,731,947,000	219,485,000	1,951,432,000

Division Office - Proper	1,731,947,000	126,822,000	1,858,769,000
Aloguinsan National High School		1,969,000	1,969,000
Arcelo Memorial National High School (San Vicente National High School)		3,442,000	3,442,000
Badian National High School		4,472,000	4,472,000
Bala National High School		604,000	604,000
Bantayan National High School		4,239,000	4,239,000
Bartolome and Manuela Pañares Memorial National High School		2,233,000	2,233,000
Bitoon National Vocational High School		3,383,000	3,383,000
Boljoon National High School		607,000	607,000
Buanoy National High School		4,459,000	4,459,000
Bulak National High School		750,000	750,000
Cabangahan National High School		487,000	487,000
Calape National High School		1,298,000	1,298,000
Camotes National High School		2,255,000	2,255,000
Carmen National High School		3,702,000	3,702,000
Catmon National High School		663,000	663,000
Cogon National High School		736,000	736,000
Colawin National High School		893,000	893,000
Compostela National High School		2,136,000	2,136,000
Consolacion National High School		2,158,000	2,158,000
Daanbantayan National High School		3,908,000	3,908,000
Dalaguete National High School		4,182,000	4,182,000
Doña Liling Neis Negapatan National High School		640,000	640,000
Juan Pamplona National High School (Tabuelan NHS)		2,114,000	2,114,000
Kawit National High School		1,495,000	1,495,000
Lamac National High School		1,264,000	1,264,000
Lambusan National High School		705,000	705,000
Langin National High School		487,000	487,000
Lipata National High School		1,022,000	1,022,000
Looc Norte National High School		1,272,000	1,272,000
Madridejos National High School, Madridejos		5,136,000	5,136,000
Maya National High School		640,000	640,000
Medellin High School (Kawit National High School Extension)		1,685,000	1,685,000
Moalboal National High School		1,985,000	1,985,000
Montaneza National High School		898,000	898,000
Montealegre National High School		480,000	480,000
Mulao National High School		758,000	758,000
Patupat National High School		438,000	438,000
Pinamungajan National High School		3,662,000	3,662,000
Pitalo National High School		752,000	752,000
Ramon E. Bacaltos National High School		971,000	971,000
San Remigio National High School		3,620,000	3,620,000

JANUARY 5, 2026	OFFICIAL GAZETTE	441
DEPARTMENT OF EDUCATION

San Sebastian National High School		646,000	646,000
Sangat National High School		2,142,000	2,142,000
Santa Fe National High School		2,390,000	2,390,000
Santa Lucia National High School		1,410,000	1,410,000
Santander National High School		907,000	907,000
Sibonga National High School		2,646,000	2,646,000
Tabunan National High School		617,000	617,000
Tayud National High School		1,275,000	1,275,000
Tubod National High School (Camp 7 NHS Extension)		627,000	627,000
Tulay National High School		354,000	354,000
Tungkop National High School		688,000	688,000
Usmad National High School		361,000	361,000

Division of Danao City	79,211,000	9,238,000	88,449,000

Division Office - Proper	79,211,000	7,144,000	86,355,000
Estefa O. Monte Memorial National High School		688,000	688,000
Lawaan National High School		579,000	579,000
Ubaldo Iway Memorial National High School		827,000	827,000

Division of Lapu-lapu City	211,660,000	21,784,000	233,444,000

Division Office - Proper	211,660,000	2,794,000	214,454,000
Babag National High School		5,569,000	5,569,000
Bankal National High School		3,069,000	3,069,000
Lo-oc National High School		980,000	980,000
Mactan National High School		3,218,000	3,218,000
Marigondon National High School		3,406,000	3,406,000
Pajo National High School		1,160,000	1,160,000
Pusok National High School		504,000	504,000
Sta. Rosa National High School		1,084,000	1,084,000

Division of Mandaue City	154,971,000	17,984,000	172,955,000

Division Office - Proper	154,971,000	3,828,000	158,799,000
Cabancalan National High School		873,000	873,000
Canduman National High School		3,474,000	3,474,000
Don Gerado LL. Ouano Memorial National High School		2,105,000	2,105,000
Jagobiao National High School		700,000	700,000
Mandaue City Comprehensive National High School		5,313,000	5,313,000
Paknaan National High School		1,082,000	1,082,000
Subangdaku Technical-Vocational School		609,000	609,000

Division of Naga City	80,894,000	11,942,000	92,836,000

Division Office - Proper	80,894,000	8,439,000	89,333,000
Naga National High School		2,808,000	2,808,000
Tuyan National High School		695,000	695,000

Division of Tagbilaran City	94,304,000	10,380,000	104,684,000

Division Office - Proper	94,304,000	462,000	94,766,000
Cogon High School Evening Class		772,000	772,000
Dr. Cecilio Putong National High School (Bohol NHS)		5,916,000	5,916,000
Manga National High School		1,520,000	1,520,000

442	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Mansasa National High School		875,000	875,000
Tagbilaran City Science High School		835,000	835,000

Division of Talisay City	125,888,000	15,671,000	141,559,000

Division Office - Proper	125,888,000	13,006,000	138,894,000
Jaclupan National High School (Cansojong NHS)		1,758,000	1,758,000
Mohon Divino Amore National High School		907,000	907,000

Division of Toledo City	132,967,000	14,452,000	147,419,000

Division Office - Proper	132,967,000	2,038,000	135,005,000
Awihao National High School		1,087,000	1,087,000
Bato National High School		1,915,000	1,915,000
Don Andres Soriano National High School		3,192,000	3,192,000
General Climaco National High School		1,042,000	1,042,000
Luray II Barangay High School Day and Night		2,651,000	2,651,000
Magdugo National High School		682,000	682,000
Matab-ang National High School		791,000	791,000
Toledo City National Vocational High School		1,054,000	1,054,000

Region VIII - Eastern Visayas	3,824,252,000	441,872,000	4,266,124,000

Division of Baybay City	106,761,000	12,545,000	119,306,000

Division Office - Proper	106,761,000	12,545,000	119,306,000

Division of Biliran	184,339,000	19,408,000	203,747,000

Division Office - Proper	184,339,000	11,033,000	195,372,000
Caibiran National High School		2,275,000	2,275,000
Culaba National Vocational School		693,000	693,000
Kawayan National High School		733,000	733,000
Maripipi National Vocational School		560,000	560,000
Naval National High School		1,617,000	1,617,000
Naval School of Fisheries		2,497,000	2,497,000

Division of Borongan City	89,120,000	8,896,000	98,016,000

Division Office - Proper	89,120,000	1,915,000	91,035,000
Eastern Samar National Comprehensive High School		5,268,000	5,268,000
Lalawigan National High School		842,000	842,000
Sta. Fe National High School		871,000	871,000

Division of Calbayog City	159,828,000	18,868,000	178,696,000

Division Office - Proper	159,828,000	18,093,000	177,921,000
Rafael Lentejas Memorial School of Fisheries		775,000	775,000

Division of Catbalogan City	105,247,000	12,169,000	117,416,000

Division Office - Proper	105,247,000	5,135,000	110,382,000
Catbalogan National Comprehensive High School (Samar National High School - SRSF Annex)		1,551,000	1,551,000
Samar National High School		5,483,000	5,483,000

Division of Eastern Samar	377,346,000	40,803,000	418,149,000

Division Office - Proper	377,346,000	19,351,000	396,697,000

JANUARY 5, 2026	OFFICIAL GAZETTE	443
DEPARTMENT OF EDUCATION

Alugan National School of Craftsmanship and Home Industries		586,000	586,000
Dolores National High School		5,086,000	5,086,000
Giporlos National Trade School		1,563,000	1,563,000
Guiuan National High School		3,236,000	3,236,000
Lawaan National School of Craftsmanship and Home Industries		982,000	982,000
Llorente National High School		2,282,000	2,282,000
MacArthur National Agricultural School		1,536,000	1,536,000
Matarinao School of Fisheries		493,000	493,000
Samar National Pilot Opportunity School of Agriculture		1,214,000	1,214,000
Southern Samar National Comprehensive High School (Balangiga NHS)		1,243,000	1,243,000
Sulat National High School		1,005,000	1,005,000
Taft National High School		2,226,000	2,226,000

Division of Leyte	1,166,011,000	136,886,000	1,302,897,000

Division Office - Proper	1,166,011,000	117,869,000	1,283,880,000
Bato School of Fisheries		2,027,000	2,027,000
Burauen Comprehensive National High School		4,195,000	4,195,000
Carigara National High School		2,202,000	2,202,000
Dr. Geronimo B. Zaldivar Memorial School of Fisheries		776,000	776,000
Dulag National High School		3,088,000	3,088,000
Hilongos National Vocational School		4,901,000	4,901,000
Leyte Agro-Industrial School		961,000	961,000
Merida Vocational School		867,000	867,000

Division of Maasin City	47,251,000	6,421,000	53,672,000

Division Office - Proper	47,251,000	5,991,000	53,242,000
Maasin Vocational High School		430,000	430,000

Division of Northern Samar	547,685,000	64,241,000	611,926,000

Division Office - Proper	547,685,000	33,548,000	581,233,000
Allen National High School (Balicuatro NHS)		2,871,000	2,871,000
Basilio B. Chan Memorial Agricultural and Industrial School		2,069,000	2,069,000
Bobon School for Philippine Craftsmen		1,408,000	1,408,000
Capul Agro-Industrial High School		1,321,000	1,321,000
Catarman National High School		5,302,000	5,302,000
Catubig Valley National High School		1,938,000	1,938,000
Don Juan F. Avalon National High School (San Roque NHS)		2,628,000	2,628,000
Eladio T. Balite Memorial School of Fisheries		1,243,000	1,243,000
Gala Vocational School		898,000	898,000
Lorenzo S. Menzon Agro-Industrial School (Lapinig AIHS)		661,000	661,000
Mapanas Agro-Industrial High School		927,000	927,000
Mondragon Agro-Industrial High School		1,517,000	1,517,000
San Antonio Agricultural and Vocational School		594,000	594,000
San Isidro Agro-Industrial High School		491,000	491,000
San Jose Technical High School		1,849,000	1,849,000
San Roque-Pambujan Vocational High School		455,000	455,000
San Vicente School of Fisheries		441,000	441,000

444	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Silvino Lubos Vocational High School		980,000	980,000
Sumuroy Agro-Industrial High School		3,100,000	3,100,000

Division of Ormoc City	147,958,000	16,978,000	164,936,000

Division Office - Proper	147,958,000	15,495,000	163,453,000
Ipil National High School		1,483,000	1,483,000

Division of Samar	461,077,000	51,746,000	512,823,000

Division Office - Proper	461,077,000	37,448,000	498,525,000
Basey National High School		2,733,000	2,733,000
Calbiga National High School		3,027,000	3,027,000
Clarencio Calagos Memorial School of Fisheries		1,585,000	1,585,000
Hinabangan National High School (Rawis NHS)		1,024,000	1,024,000
Sta. Margarita National High School		946,000	946,000
Tarangnan National High School		1,123,000	1,123,000
Valeriano C. Yancha Memorial Agricultural School		896,000	896,000
West Coast Agricultural High School		974,000	974,000
Wright National High School		1,990,000	1,990,000

Division of Southern Leyte	255,012,000	34,245,000	289,257,000

Division Office - Proper	255,012,000	31,932,000	286,944,000
Pintuyan National Vocational High School		684,000	684,000
Silago National Vocational School		787,000	787,000
Villa Jacinta National Vocational School		842,000	842,000

Division of Tacloban City	176,617,000	18,666,000	195,283,000

Division Office - Proper	176,617,000	4,962,000	181,579,000
Leyte National High School		9,984,000	9,984,000
Sagkahan National High School		2,160,000	2,160,000
San Jose National High School		985,000	985,000
Tacloban National Agricultural School		575,000	575,000

Region IX - Zamboanga Peninsula	2,608,612,000	336,571,000	2,945,183,000

Division of Dapitan City	73,608,000	8,825,000	82,433,000

Division Office - Proper	73,608,000	4,418,000	78,026,000
Dapitan City High School		3,775,000	3,775,000
Ilaya National High School		632,000	632,000

Division of Dipolog City	123,057,000	15,280,000	138,337,000

Division Office - Proper	123,057,000	6,057,000	129,114,000
Alberto Q. Ubay Memorial Agro-Tech Science High School		478,000	478,000
Dipolog City National High School (Barra)		852,000	852,000
Galas National High School		2,080,000	2,080,000
Punta National High School		1,398,000	1,398,000
Sicayab National High School		810,000	810,000
Zamboanga del Norte National High School		3,605,000	3,605,000

Division of Isabela City	100,974,000	12,920,000	113,894,000

Division Office - Proper	100,974,000	4,951,000	105,925,000

JANUARY 5, 2026	OFFICIAL GAZETTE	445
DEPARTMENT OF EDUCATION

Basilan National High School		6,974,000	6,974,000
Begang National High School		995,000	995,000

Division of Pagadian City	118,786,000	14,354,000	133,140,000

Division Office - Proper	118,786,000	5,673,000	124,459,000
Lala National High School		422,000	422,000
Napolan National High School		516,000	516,000
Pagadian City National Comprehensive High School		472,000	472,000
Pagadian City National High School (Danlugan)		613,000	613,000
Tawagan Sur National High School		796,000	796,000
Zamboanga del Sur National High School		4,872,000	4,872,000
Zamboanga del Sur School of Arts and Trades		990,000	990,000

Division of Zamboanga City	576,268,000	74,563,000	650,831,000

Division Office - Proper	576,268,000	35,581,000	611,849,000
Arena Blanco National High School		1,607,000	1,607,000
Ayala National High School		6,741,000	6,741,000
Culianan National High School		3,338,000	3,338,000
Curuan National High School		2,643,000	2,643,000
Manicahan National High School		1,980,000	1,980,000
Maria Clara L. Lobregat National High School (Divisoria National High School)		4,495,000	4,495,000
Mercedes National High School		1,915,000	1,915,000
Regional Science High School (Zamboanga Regional Science High School)		1,038,000	1,038,000
Southcom National High School		1,419,000	1,419,000
Talon-Talon National High School		5,757,000	5,757,000
Vitali National High School		2,435,000	2,435,000
Zamboanga City National High School (Main)		5,614,000	5,614,000

Division of Zamboanga Sibugay	489,191,000	57,582,000	546,773,000

Division Office - Proper	489,191,000	28,752,000	517,943,000
Alicia National High School		1,808,000	1,808,000
Diplahan National High School		2,552,000	2,552,000
Francisco Ramos National High School		1,956,000	1,956,000
Imelda National High School		2,711,000	2,711,000
Ipil National High School		1,457,000	1,457,000
Kabasalan National High School		2,277,000	2,277,000
Malangas National High School		1,068,000	1,068,000
Naga National High School		971,000	971,000
Olutanga National High School		1,894,000	1,894,000
Siay National High School		1,889,000	1,889,000
Sta. Clara National High School		614,000	614,000
Surabay National High School		3,122,000	3,122,000
Talusan National High School		1,121,000	1,121,000
Titay National High School		2,536,000	2,536,000
Tungawan National High School		1,590,000	1,590,000
Zamboanga Sibugay National High School (Pangi NHS)		1,264,000	1,264,000

Division of Zamboanga del Norte	585,637,000	83,114,000	668,751,000

Division Office - Proper	585,637,000	47,306,000	632,943,000
Bacungan National High School		1,962,000	1,962,000
Dohinob National High School		529,000	529,000

446	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Gutalac National High School		241,000	241,000
Julian Soriano Memorial Comprehensive High School		1,366,000	1,366,000
Katipunan National High School		2,842,000	2,842,000
Kipit Agro-Fishery High School		1,126,000	1,126,000
Liloy National High School		3,041,000	3,041,000
Manukan National High School		2,513,000	2,513,000
Piñan National High School		1,658,000	1,658,000
Polanco National High School		2,246,000	2,246,000
President Manuel A. Roxas National High School		1,500,000	1,500,000
Salug National High School		1,763,000	1,763,000
Sergio Osmeña National High School		1,849,000	1,849,000
Sibutad National High School		1,136,000	1,136,000
Sindangan National Agricultural School		2,923,000	2,923,000
Sindangan National High School		3,748,000	3,748,000
Siocon National Science High School		1,998,000	1,998,000
Tampilisan National High School		2,345,000	2,345,000
Ubay National High School		1,022,000	1,022,000

Division of Zamboanga del Sur	541,091,000	69,933,000	611,024,000

Division Office - Proper	541,091,000	51,435,000	592,526,000
Balongating National High School		405,000	405,000
Bayog National Technical-Vocational High School		2,061,000	2,061,000
Commonwealth National High School		596,000	596,000
Dimataling National High School		663,000	663,000
Dinas National High School		942,000	942,000
Kabatan National High School		1,245,000	1,245,000
Lapuyan National High School		1,277,000	1,277,000
Mahayag National High School		1,442,000	1,442,000
Molave Vocational Technical School		4,816,000	4,816,000
Panagaan National High School		378,000	378,000
Tambulig (Echanca) National High School		1,437,000	1,437,000
Tukuran Technical Vocational High School (Tukuran Comprehensive NHS - San Carlos NHS)		3,236,000	3,236,000

Region X - Northern Mindanao	2,976,958,000	373,104,000	3,350,062,000

Division of Bukidnon	689,506,000	88,063,000	777,569,000

Division Office - Proper	689,506,000	76,573,000	766,079,000
Bukidnon National School of Home Industries		6,222,000	6,222,000
Manolo Fortich National High School		5,268,000	5,268,000

Division of Cagayan de Oro City	275,020,000	33,860,000	308,880,000

Division Office - Proper	275,020,000	33,860,000	308,880,000

Division of Camiguin	102,768,000	10,202,000	112,970,000

Division Office - Proper	102,768,000	8,809,000	111,577,000
Camiguin National High School		1,393,000	1,393,000

Division of El Salvador City	45,902,000	5,163,000	51,065,000

Division Office - Proper	45,902,000	5,163,000	51,065,000

Division of Gingoog City	137,663,000	15,153,000	152,816,000

Division Office - Proper	137,663,000	15,153,000	152,816,000

JANUARY 5, 2026	OFFICIAL GAZETTE	447
DEPARTMENT OF EDUCATION

Division of Iligan City	197,171,000	24,502,000	221,673,000

Division Office - Proper	197,171,000	8,316,000	205,487,000
Acelo C. Badelles, Sr. Memorial High School (Tipanoy NHS)		787,000	787,000
Bunawan Agricultural High School		325,000	325,000
Bunawan National High School		333,000	333,000
Dalipuga National High School		938,000	938,000
Iligan City East National High School (Sta. Filomena)		2,896,000	2,896,000
Iligan City National School of Fisheries		1,173,000	1,173,000
Iligan City National High School		5,658,000	5,658,000
Maria Cristina National High School		737,000	737,000
Rogongon Agricultural High School		596,000	596,000
Suarez National High School		922,000	922,000
Tomas Cabili National High School		1,410,000	1,410,000
Tubaran National High School		411,000	411,000

Division of Lanao del Norte	320,375,000	39,517,000	359,892,000

Division Office - Proper	320,375,000	24,870,000	345,245,000
Baloi National High School		663,000	663,000
Kapatagan National High School		3,552,000	3,552,000
Lala National High School		5,102,000	5,102,000
Lanao del Norte National Comprehensive High School		3,728,000	3,728,000
Maigo National High School		1,602,000	1,602,000

Division of Malaybalay City	191,657,000	25,489,000	217,146,000

Division Office - Proper	191,657,000	11,966,000	203,623,000
Bangcud National High School		2,372,000	2,372,000
Bukidnon National High School		10,200,000	10,200,000
Managok National High School		951,000	951,000

Division of Misamis Occidental	177,848,000	22,655,000	200,503,000

Division Office - Proper	177,848,000	14,848,000	192,696,000
Aloran Trade High School		2,495,000	2,495,000
Baliangao School of Fisheries		709,000	709,000
Clarin National High School		3,127,000	3,127,000
Looc National High School		1,476,000	1,476,000

Division of Misamis Oriental	476,075,000	60,228,000	536,303,000

Division Office - Proper	476,075,000	40,121,000	516,196,000
Alubijid National Comprehensive High School		2,716,000	2,716,000
Initao National Comprehensive High School		2,591,000	2,591,000
Laguindingan National High School		2,170,000	2,170,000
Libertad National High School		1,432,000	1,432,000
Medina National Comprehensive High School		2,842,000	2,842,000
Misamis Oriental General Comprehensive High School		2,382,000	2,382,000
Opol National Secondary Technical School		2,813,000	2,813,000
Salay National High School		2,309,000	2,309,000
Sugbongcogon National High School		852,000	852,000

448	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Division of Oroquieta City	71,065,000	8,709,000	79,774,000

Division Office - Proper	71,065,000	3,454,000	74,519,000
Misamis Occidental National High School		5,255,000	5,255,000

Division of Ozamiz City	95,476,000	12,830,000	108,306,000

Division Office - Proper	95,476,000	5,010,000	100,486,000
Labo National High School		741,000	741,000
Ozamiz City National High School		4,673,000	4,673,000
Ozamiz City School of Arts and Trades		2,406,000	2,406,000

Division of Tangub City	69,876,000	8,650,000	78,526,000

Division Office - Proper	69,876,000	6,116,000	75,992,000
Tangub City National High School		2,534,000	2,534,000

Division of Valencia City	126,556,000	18,083,000	144,639,000

Division Office - Proper	126,556,000	7,805,000	134,361,000
Valencia National High School		10,278,000	10,278,000

Region XI - Davao	3,393,029,000	414,657,000	3,807,686,000

Division of Davao City	933,566,000	113,035,000	1,046,601,000

Division Office - Proper	933,566,000	35,669,000	969,235,000
A. L. Navarro National High School		2,299,000	2,299,000
Baguio National School of Arts and Trades		1,345,000	1,345,000
Bernardino B. Bosque National High School		989,000	989,000
Bernardo D. Carpio National High School		2,933,000	2,933,000
Biao National High School		718,000	718,000
Binowang National High School		483,000	483,000
Binugao National High School		779,000	779,000
Calinan National High School		6,600,000	6,600,000
Catalunan Pequeño National High School		1,703,000	1,703,000
Crossing Bayabas National High School		5,253,000	5,253,000
Dacudao National High School		676,000	676,000
Daniel R. Aguinaldo National High School		6,729,000	6,729,000
Davao City National High School		11,548,000	11,548,000
Don Enrique Bustamante National High School		580,000	580,000
Doña Carmen Denia National High School		4,015,000	4,015,000
Dr. Santiago Dakudao, Sr. National High School		1,500,000	1,500,000
Erico T. Nograles National High School		833,000	833,000
F. Bangoy National High School		3,673,000	3,673,000
F. Bustamante National High School		4,078,000	4,078,000
Gorgonio Tajo, Sr. National High School		520,000	520,000
Gov. Vicente Duterte National High School		507,000	507,000
J. V. Ferriols National High School		898,000	898,000
Jesus J. Soriano National High School		1,298,000	1,298,000
Leon Garcia, Sr. National High School		836,000	836,000
Los Amigos National High School		1,755,000	1,755,000
Lower Tamugan National High School		970,000	970,000
Maa National High School		2,139,000	2,139,000
Mabini National High School		718,000	718,000
Malabog National High School		993,000	993,000
Marilog National High School		1,121,000	1,121,000
Mintal Comprehensive High School		3,558,000	3,558,000

JANUARY 5, 2026	OFFICIAL GAZETTE	449
DEPARTMENT OF EDUCATION

Pablo Lorenzo National High School		1,687,000	1,687,000
Sirawan National High School		455,000	455,000
Sirib National High School		468,000	468,000
Tagakpan National High School		617,000	617,000
Talomo National High School		888,000	888,000
Teofilo V. Fernandez National High School		1,204,000	1,204,000

Division of Davao Occidental	219,533,000	26,228,000	245,761,000

Division Office - Proper	219,533,000	12,589,000	232,122,000
Alberto Olarte, Sr. National High School		1,100,000	1,100,000
Basiawan National High School		850,000	850,000
Edna Guillermo Memorial National High School		755,000	755,000
Fishing Village Comprehensive National High School		680,000	680,000
Heracleo Casco Memorial National High School		2,818,000	2,818,000
Jose Abad Santos National High School		1,745,000	1,745,000
Kalbay National High School		861,000	861,000
Mariano Peralta National High School		4,830,000	4,830,000

Division of Davao Oriental	332,961,000	38,771,000	371,732,000

Division Office - Proper	332,961,000	21,560,000	354,521,000
Baganga National High School		2,758,000	2,758,000
Caraga National High School		1,617,000	1,617,000
Cateel National Agricultural High School		573,000	573,000
Cateel Vocational High School		2,348,000	2,348,000
Lupon National Comprehensive High School		1,389,000	1,389,000
Lupon Vocational High School		2,364,000	2,364,000
Luzon National High School		813,000	813,000
Manuel B. Guiñez, Sr. National High School		2,699,000	2,699,000
San Isidro National High School		1,769,000	1,769,000
Tibanban National High School		881,000	881,000

Division of Davao de Oro	606,066,000	72,779,000	678,845,000

Division Office - Proper	606,066,000	32,581,000	638,647,000
Andili National High School		864,000	864,000
Anibongan National High School		480,000	480,000
Atty. Orlando S. Rimando National High School		2,769,000	2,769,000
Compostela National High School		4,997,000	4,997,000
Gabi National High School		1,403,000	1,403,000
Laak National High School		3,166,000	3,166,000
Lorenzo S. Sarmiento, Sr. National High School		2,390,000	2,390,000
Mabini National High School		1,737,000	1,737,000
Mainit National High School		1,112,000	1,112,000
Manat National High School		1,214,000	1,214,000
Maragusan National High School		3,947,000	3,947,000
Monkayo National High School		4,202,000	4,202,000
Montevista National High School		241,000	241,000
Nabunturan National Comprehensive High School		4,940,000	4,940,000
New Bataan National High School		2,340,000	2,340,000
Pantukan National High School		3,464,000	3,464,000
Pindasan National High School		932,000	932,000

Division of Davao del Norte	409,369,000	51,186,000	460,555,000

Division Office - Proper	409,369,000	22,282,000	431,651,000
Antonio V. Fruto, Sr. National High School		711,000	711,000

450	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Asuncion National High School		2,735,000	2,735,000
Carmen National High School		5,049,000	5,049,000
Dujali National High School		1,204,000	1,204,000
Kapalong National High School		3,364,000	3,364,000
Kimamon National High School		1,207,000	1,207,000
New Corella National High School		3,694,000	3,694,000
Sagayen National High School		1,393,000	1,393,000
Sawata National High School		1,246,000	1,246,000
Sto. Niño National High School		825,000	825,000
Sto. Tomas National High School		7,476,000	7,476,000

Division of Davao del Sur	289,865,000	35,789,000	325,654,000

Division Office - Proper	289,865,000	10,526,000	300,391,000
Barayong National High School		2,304,000	2,304,000
Davao del Sur School of Fisheries		2,124,000	2,124,000
Federico Yap National High School		1,515,000	1,515,000
Governor N. Llanos National High School		875,000	875,000
Hagonoy National High School		2,343,000	2,343,000
Ihan National High School		699,000	699,000
Inawayan National High School		1,107,000	1,107,000
Marber National High School		1,241,000	1,241,000
Matanao National High School		4,187,000	4,187,000
Padada National High School		1,575,000	1,575,000
Sta. Cruz National High School		4,388,000	4,388,000
Sulop National High School		2,905,000	2,905,000

Division of Digos City	60,100,000	7,962,000	68,062,000

Division Office - Proper	60,100,000	5,598,000	65,698,000
Digos City National High School (Davao del Sur National High School)		2,364,000	2,364,000

Division of Island Garden City of Samal	107,171,000	14,905,000	122,076,000

Division Office - Proper	107,171,000	10,062,000	117,233,000
Mambago-B National High School		917,000	917,000
Nieves Villarica National High School		3,926,000	3,926,000

Division of Mati City	126,245,000	15,829,000	142,074,000

Division Office - Proper	126,245,000	7,268,000	133,513,000
Badas National High School		669,000	669,000
Dawan National High School		680,000	680,000
Mati National Comprehensive High School		4,704,000	4,704,000
Mati School of Arts and Trades		1,314,000	1,314,000
Matiao National High School		1,194,000	1,194,000

Division of Panabo City	142,006,000	19,019,000	161,025,000

Division Office - Proper	142,006,000	9,351,000	151,357,000
A. O. Floirendo National High School		1,583,000	1,583,000
Don Manuel A. Javellana Memorial National High School		630,000	630,000
Panabo City National High School		5,773,000	5,773,000
San Vicente National High School		882,000	882,000
Southern Davao National High School		800,000	800,000

JANUARY 5, 2026	OFFICIAL GAZETTE	451
DEPARTMENT OF EDUCATION

Division of Tagum City	166,147,000	19,154,000	185,301,000

Division Office - Proper	166,147,000	4,579,000	170,726,000
Jose Tuason, Jr. Memorial National High School		961,000	961,000
La Filipina National High School		3,343,000	3,343,000
Laureta National High School		1,032,000	1,032,000
Pipisan Maug National High School		898,000	898,000
Tagum National Trade School		4,968,000	4,968,000
Tagum City National Comprehensive High School (Davao National High School)		1,461,000	1,461,000
Tagum City National High School		1,912,000	1,912,000

Region XII - SOCCSKSARGEN	3,170,508,000	377,845,000	3,548,353,000

Division of Cotabato	829,081,000	99,455,000	928,536,000

Division Office - Proper	829,081,000	47,893,000	876,974,000
Alamada High School		2,082,000	2,082,000
Antipas National High School		2,422,000	2,422,000
Banisilan National High School		1,860,000	1,860,000
Carmen National High School		4,378,000	4,378,000
Dilangalen National High School		4,963,000	4,963,000
Greenfield National High School		1,711,000	1,711,000
Kabacan National High School		4,005,000	4,005,000
Kimagango National High School		600,000	600,000
Kisante National High School		1,107,000	1,107,000
Libungan National High School		1,881,000	1,881,000
Lika National High School		1,090,000	1,090,000
M’lang National High School		3,826,000	3,826,000
Magpet National High School		2,257,000	2,257,000
Makilala National High School		2,570,000	2,570,000
Matalam High School (Poblacion)		2,902,000	2,902,000
Matalam National High School, Barangay Linao, Matalam		922,000	922,000
Pigcawayan National High School		3,978,000	3,978,000
Pikit National High School		3,988,000	3,988,000
President Roxas National High School		1,726,000	1,726,000
Tulunan National High School		3,294,000	3,294,000

Division of General Santos City	416,928,000	47,119,000	464,047,000

Division Office - Proper	416,928,000	16,862,000	433,790,000
Bula National School of Fisheries		667,000	667,000
Fatima National High School		5,981,000	5,981,000
General Santos City National High School		8,782,000	8,782,000
General Santos City National Secondary School of Arts and Trade		2,158,000	2,158,000
Irineo L. Santiago National High School of Metro Dadiangas		2,954,000	2,954,000
Labangal National High School		1,910,000	1,910,000
Lagao National High School		4,036,000	4,036,000
New Society National High School		3,769,000	3,769,000

Division of Kidapawan City	165,677,000	20,403,000	186,080,000

Division Office - Proper	165,677,000	8,389,000	174,066,000
Amas National High School		954,000	954,000
Ginatilan National High School		925,000	925,000

452	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Kidapawan City National High School		9,547,000	9,547,000
Paco National High School		588,000	588,000

Division of Koronadal City	136,739,000	17,888,000	154,627,000

Division Office - Proper	136,739,000	2,435,000	139,174,000
Bacongco National High School		773,000	773,000
Esperanza National High School		713,000	713,000
Koronadal National Comprehensive High School		11,634,000	11,634,000
Marbel 7 National High School		1,319,000	1,319,000
Saravia National High School		1,014,000	1,014,000

Division of Sarangani	449,231,000	52,408,000	501,639,000

Division Office - Proper	449,231,000	27,953,000	477,184,000
Alabel National High School		3,626,000	3,626,000
Alabel National Science High School		994,000	994,000
Banate National High School		1,014,000	1,014,000
Colon National High School		2,071,000	2,071,000
Glan Padidu National High School		590,000	590,000
Glan School of Arts and Trades		3,391,000	3,391,000
James L. Chiongbian National Trade School		1,797,000	1,797,000
Leonard Young, Sr. National High School		1,466,000	1,466,000
Lun Pandidu National High School		1,570,000	1,570,000
Malalag National High School		2,422,000	2,422,000
Malandag National High School		2,452,000	2,452,000
Malapatan National High School		2,286,000	2,286,000
Pangyan National High School		776,000	776,000

Division of South Cotabato	651,261,000	76,064,000	727,325,000

Division Office - Proper	651,261,000	45,448,000	696,709,000
Banga National High School		2,638,000	2,638,000
Bentung Sulit National High School		625,000	625,000
Lamian National High School		1,534,000	1,534,000
Lapuz National High School		667,000	667,000
Libertad National High School		5,306,000	5,306,000
Maltana National High School		1,123,000	1,123,000
Norala National High School		3,187,000	3,187,000
Polomolok National High School		3,617,000	3,617,000
Sto. Niño National High School		2,633,000	2,633,000
Sto. Niño National School of Arts and Trades		516,000	516,000
T’boli National High School		3,662,000	3,662,000
Tupi National High School		4,483,000	4,483,000
Upper Klinan National High School		625,000	625,000

Division of Sultan Kudarat	456,207,000	54,612,000	510,819,000

Division Office - Proper	456,207,000	23,169,000	479,376,000
Bagumbayan National High School		1,413,000	1,413,000
Bai Saripinang National High School		665,000	665,000
Bambad National High School		1,387,000	1,387,000
Columbio National High School		1,395,000	1,395,000
Esperanza National High School		5,655,000	5,655,000
Isulan National High School		5,039,000	5,039,000
Kalamansig National High School		2,656,000	2,656,000
Kapingkong National High School		670,000	670,000

JANUARY 5, 2026	OFFICIAL GAZETTE	453
DEPARTMENT OF EDUCATION

Laguilayan National High School		804,000	804,000
Lambayong National High School (Mariano Marcos National High School)		3,001,000	3,001,000
Lebak National High School - Lebak Legislated National High School		3,320,000	3,320,000
Lutayan National High School		2,022,000	2,022,000
President Quirino National High School		2,646,000	2,646,000
Telafas National High School		770,000	770,000

Division of Tacurong City	65,384,000	9,896,000	75,280,000

Division Office - Proper	65,384,000	2,946,000	68,330,000
Tacurong National High School		5,775,000	5,775,000
V.F. Grino National High School		1,175,000	1,175,000

Region XIII - Caraga	2,273,443,000	272,761,000	2,546,204,000

Division of Agusan del Norte	220,580,000	28,134,000	248,714,000

Division Office - Proper	220,580,000	20,446,000	241,026,000
Agay National High School		1,709,000	1,709,000
Guinabsan National High School		543,000	543,000
Jagupit National High School		1,003,000	1,003,000
Las Nieves National High School		993,000	993,000
Magallanes National High School		2,037,000	2,037,000
Nasipit National Vocational School		1,403,000	1,403,000

Division of Agusan del Sur	500,268,000	55,779,000	556,047,000

Division Office - Proper	500,268,000	24,175,000	524,443,000
Agusan del Sur National High School		6,663,000	6,663,000
Bunawan National High School		1,599,000	1,599,000
Datu Lipus Makapandong National High School		1,311,000	1,311,000
Del Monte National High School		1,225,000	1,225,000
Democrito O. Plaza Memorial High School		523,000	523,000
Esperanza National High School		1,264,000	1,264,000
La Paz National High School		724,000	724,000
Lapinigan National High School		1,173,000	1,173,000
Libertad National High School		604,000	604,000
Loreto National High School		865,000	865,000
Los Arcos National High School		525,000	525,000
Lucena National High School		709,000	709,000
Patin-ay High School (ASSAT)		990,000	990,000
Prosperidad National High School		2,019,000	2,019,000
Sampaguita National High School		712,000	712,000
San Isidro National High School		638,000	638,000
San Luis National High School		1,439,000	1,439,000
Sibagat National High School of Home Industries		990,000	990,000
Sta. Cruz National High School		615,000	615,000
Sta. Irene National High School		796,000	796,000
Sta. Josefa National High School		1,573,000	1,573,000
Sto. Tomas National High School		493,000	493,000
Talacogon National High School		915,000	915,000
Trento National High School		2,085,000	2,085,000
Veruela National High School		606,000	606,000
Zillovia National High School		548,000	548,000

454	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Division of Bayugan City	87,165,000	9,724,000	96,889,000

Division Office - Proper	87,165,000	5,142,000	92,307,000
Bayugan National Comprehensive High School		2,170,000	2,170,000
Marcelina National High School		527,000	527,000
Noli National High School		920,000	920,000
Salvacion National High School		548,000	548,000
San Juan National High School		417,000	417,000

Division of Bislig City	59,019,000	7,648,000	66,667,000

Division Office - Proper	59,019,000	4,199,000	63,218,000
Bislig City National High School		1,277,000	1,277,000
Lawigan National High School		409,000	409,000
Mangagoy National High School		472,000	472,000
Tabon M. Estrella National High School		1,291,000	1,291,000

Division of Butuan City	281,851,000	36,257,000	318,108,000

Division Office - Proper	281,851,000	11,288,000	293,139,000
Agusan National High School		11,901,000	11,901,000
Agusan Pequeño National High School		718,000	718,000
Amparo National High School		682,000	682,000
Banza National High School		985,000	985,000
Butuan City National Comprehensive High School		501,000	501,000
Butuan City School of Arts and Trades		2,119,000	2,119,000
Libertad National High School		3,111,000	3,111,000
Los Angeles National High School		656,000	656,000
Lumbocan National High School		535,000	535,000
San Vicente National High School		966,000	966,000
Taligaman National High School		1,776,000	1,776,000
Tungao National High School		1,019,000	1,019,000

Division of Cabadbaran City	64,388,000	8,158,000	72,546,000

Division Office - Proper	64,388,000	3,017,000	67,405,000
Cabadbaran City National High School		5,141,000	5,141,000

Division of Dinagat Island	120,542,000	14,824,000	135,366,000

Division Office - Proper	120,542,000	8,812,000	129,354,000
Albor National High School		743,000	743,000
Cagdianao National High School		930,000	930,000
Dinagat School of Fisheries		577,000	577,000
Don Ruben E. Ecleo, Sr. Memorial National High School		1,763,000	1,763,000
Liberty National High School		306,000	306,000
Loreto National High School		241,000	241,000
Ruben E. Ecleo, Sr. National High School		451,000	451,000
Tag-abaca National High School		483,000	483,000
Tubajon National High School		518,000	518,000

Division of Siargao	98,276,000	12,986,000	111,262,000

Division Office - Proper	98,276,000	6,263,000	104,539,000
Dapa National High School		1,901,000	1,901,000
Del Carmen National High School		878,000	878,000
Gen. Luna National High School		1,141,000	1,141,000

JANUARY 5, 2026	OFFICIAL GAZETTE	455
DEPARTMENT OF EDUCATION

Pilar National High School		598,000	598,000
San Isidro National High School		518,000	518,000
Sapao National High School		590,000	590,000
Socorro National High School		1,097,000	1,097,000

Division of Surigao City	95,202,000	11,992,000	107,194,000

Division Office - Proper	95,202,000	6,201,000	101,403,000
Anomar National High School		600,000	600,000
Caraga Regional Science High School		1,388,000	1,388,000
Ipil National High School		623,000	623,000
Mat-i National High School		661,000	661,000
Surigao City National High School (San Juan National High School)		1,883,000	1,883,000
Taft National High School (Surigao City - Taft National High School Annex)		636,000	636,000

Division of Surigao del Norte	274,000,000	33,133,000	307,133,000

Division Office - Proper	274,000,000	10,435,000	284,435,000
Amando A. Fabio Memorial National High School (Sta. Cruz National High School)		1,257,000	1,257,000
Bacuag National Agro-Industrial School		609,000	609,000
Balite National High School		495,000	495,000
Campo National High School		707,000	707,000
Claver National High School		2,738,000	2,738,000
Gigaquit National School of Home Industries		1,090,000	1,090,000
Mainit National High School		1,073,000	1,073,000
Masgad National High School		428,000	428,000
Matin-ao National High School		852,000	852,000
Placer National High School		1,361,000	1,361,000
San Francisco National High School		1,082,000	1,082,000
Surigao del Norte National High School		7,233,000	7,233,000
Taganaan National High School (Asa National High School)		1,005,000	1,005,000
Timamana National High School		636,000	636,000
Toledo S. Pantilo, Sr. Memorial National High School		1,066,000	1,066,000
Tubod National Comprehensive High School		1,066,000	1,066,000

Division of Surigao del Sur	419,640,000	47,818,000	467,458,000

Division Office - Proper	419,640,000	21,168,000	440,808,000
Adlay National High School		691,000	691,000
Anibongan National High School		417,000	417,000
Barcelona National High School		359,000	359,000
Barobo National High School		2,246,000	2,246,000
Cantilan National High School		2,226,000	2,226,000
Carmen National Agricultural High School		487,000	487,000
Carrascal National High School		1,282,000	1,282,000
Doña Carmen National High School		344,000	344,000
Felisberto Verano National High School		546,000	546,000
Florita Herrera-Irizari National High School		714,000	714,000
Gamut National High School (Barobo)		466,000	466,000
Gamut National High School (Tago)		1,356,000	1,356,000
Hinatuan National Comprehensive High School		1,437,000	1,437,000
Lianga National Comprehensive High School		1,619,000	1,619,000
Lingig National High School		1,369,000	1,369,000

456	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

M. K. Yusingco National High School (Mandus National High School)		438,000	438,000
Madrid National High School		1,719,000	1,719,000
Marihatag National Agricultural High School		432,000	432,000
Portlamon Pastor Uy National High School		363,000	363,000
Purisima National High School		659,000	659,000
Salvacion National High School		420,000	420,000
San Miguel National Comprehensive High School		864,000	864,000
Solomon P. Lozada National High School		613,000	613,000
St. Christine National High School		964,000	964,000
Sto. Niño National High School		1,048,000	1,048,000
Tagasaka National High School		428,000	428,000
Tagbina National High School		1,546,000	1,546,000
Tidman National High School		487,000	487,000
Unidad National High School		1,110,000	1,110,000

Division of Tandag City	52,512,000	6,308,000	58,820,000

Division Office - Proper	52,512,000	247,000	52,759,000
Buenavista National High School		806,000	806,000
Jacinto P. Elpa National High School		3,325,000	3,325,000
Tandag National Science High School		1,930,000	1,930,000
Joint Delivery Voucher for Senior High School Technical Vocational and Livelihood Specializations		2,225,850,000	2,225,850,000

National Capital Region (NCR)		2,225,850,000	2,225,850,000

Central Office		2,225,850,000	2,225,850,000
Implementation of the Grant of Cash Allowance, Hardship Pay, and Reclassification of Positions	10,963,658,000	9,772,180,000	20,735,838,000

National Capital Region (NCR)	594,776,000	841,310,000	1,436,086,000

Central Office	81,552,000		81,552,000
Regional Office - NCR	513,224,000	841,310,000	1,354,534,000
Region I - Ilocos	422,391,000	542,500,000	964,891,000

Regional Office - I	422,391,000	542,500,000	964,891,000
Cordillera Administrative Region (CAR)	307,121,000	204,660,000	511,781,000

Regional Office - CAR	307,121,000	204,660,000	511,781,000
Region II - Cagayan Valley	380,771,000	392,130,000	772,901,000

Regional Office - II	380,771,000	392,130,000	772,901,000
Region III - Central Luzon	698,397,000	996,700,000	1,695,097,000

Regional Office - III	698,397,000	996,700,000	1,695,097,000
Region IVA - CALABARZON	997,471,000	1,174,400,000	2,171,871,000

Regional Office - IVA	997,471,000	1,174,400,000	2,171,871,000

JANUARY 5, 2026	OFFICIAL GAZETTE	457
DEPARTMENT OF EDUCATION

Region IVB - MIMAROPA	864,250,000	382,710,000	1,246,960,000

Regional Office - IVB	864,250,000	382,710,000	1,246,960,000
Region V - Bicol	1,049,941,000	744,680,000	1,794,621,000

Regional Office - V	1,049,941,000	744,680,000	1,794,621,000
Region VI - Western Visayas	438,921,000	511,170,000	950,091,000

Regional Office - VI	438,921,000	511,170,000	950,091,000
Negros Island Region (NIR)	533,444,000	492,690,000	1,026,134,000

Regional Office - NIR	533,444,000	492,690,000	1,026,134,000
Region VII - Central Visayas	869,574,000	639,210,000	1,508,784,000

Regional Office - VII	869,574,000	639,210,000	1,508,784,000
Region VIII - Eastern Visayas	690,204,000	600,600,000	1,290,804,000

Regional Office - VIII	690,204,000	600,600,000	1,290,804,000
Region IX - Zamboanga Peninsula	775,758,000	441,300,000	1,217,058,000

Regional Office - IX	775,758,000	441,300,000	1,217,058,000
Region X - Northern Mindanao	677,715,000	500,770,000	1,178,485,000

Regional Office - X	677,715,000	500,770,000	1,178,485,000
Region XI - Davao	536,047,000	513,740,000	1,049,787,000

Regional Office - XI	536,047,000	513,740,000	1,049,787,000
Region XII - SOCCSKSARGEN	664,170,000	450,720,000	1,114,890,000

Regional Office - XII	664,170,000	450,720,000	1,114,890,000
Region XIII - Caraga	462,707,000	342,890,000	805,597,000

Regional Office - XIII	462,707,000	342,890,000	805,597,000
World Teachers’ Day Incentive Benefits	983,530,000		983,530,000

National Capital Region (NCR)	80,516,000		80,516,000

Central Office	239,000		239,000
Regional Office - NCR	80,277,000		80,277,000
Region I - Ilocos	53,031,000		53,031,000

Regional Office - I	53,031,000		53,031,000
Cordillera Administrative Region (CAR)	20,646,000		20,646,000

Regional Office - CAR	20,646,000		20,646,000

458	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region II - Cagayan Valley	39,528,000	39,528,000

Regional Office - II	39,528,000	39,528,000
Region III - Central Luzon	102,253,000	102,253,000

Regional Office - III	102,253,000	102,253,000
Region IVA - CALABARZON	123,927,000	123,927,000

Regional Office - IVA	123,927,000	123,927,000
Region IVB - MIMAROPA	38,227,000	38,227,000

Regional Office - IVB	38,227,000	38,227,000
Region V - Bicol	74,376,000	74,376,000

Regional Office - V	74,376,000	74,376,000
Region VI - Western Visayas	49,517,000	49,517,000

Regional Office - VI	49,517,000	49,517,000
Negros Island Region (NIR)	48,646,000	48,646,000

Regional Office - NIR	48,646,000	48,646,000
Region VII - Central Visayas	63,398,000	63,398,000

Regional Office - VII	63,398,000	63,398,000
Region VIII - Eastern Visayas	59,643,000	59,643,000

Regional Office - VIII	59,643,000	59,643,000
Region IX - Zamboanga Peninsula	46,543,000	46,543,000

Regional Office - IX	46,543,000	46,543,000
Region X - Northern Mindanao	50,811,000	50,811,000

Regional Office - X	50,811,000	50,811,000
Region XI - Davao	52,367,000	52,367,000

Regional Office - XI	52,367,000	52,367,000
Region XII - SOCCSKSARGEN	45,524,000	45,524,000

Regional Office - XII	45,524,000	45,524,000
Region XIII - Caraga	34,577,000	34,577,000

Regional Office - XIII	34,577,000	34,577,000

JANUARY 5, 2026	OFFICIAL GAZETTE	459
DEPARTMENT OF EDUCATION

Government Assistance and Subsidies - Educational Service Contracting (ESC) Program for Private Junior High School (per R.A. No. 8545)		12,362,468,000	12,362,468,000

National Capital Region (NCR)		12,362,468,000	12,362,468,000

Central Office		12,362,468,000	12,362,468,000
Government Assistance and Subsidies - Senior High School Voucher Program		26,487,724,000	26,487,724,000

National Capital Region (NCR)		26,487,724,000	26,487,724,000

Central Office		26,487,724,000	26,487,724,000
Government Assistance and Subsidies - Training and Upgrading Knowledge for Learners, Teachers, and Achievers in Schools (GAS-TUKLAS)		100,800,000	100,800,000

National Capital Region (NCR)		100,800,000	100,800,000

Central Office		100,800,000	100,800,000
School Innovation and Improvement Fund (SIIF) to all DepEd Public Schools		2,289,250,000	2,289,250,000

National Capital Region (NCR)		2,289,250,000	2,289,250,000

Central Office		2,289,250,000	2,289,250,000
EDUCATION HUMAN RESOURCE DEVELOPMENT PROGRAM	46,389,000	4,627,245,000	4,673,634,000

Human Resource Development for Personnel in Schools and Learning Centers	44,013,000	4,622,441,000	4,666,454,000

National Capital Region (NCR)	44,013,000	3,141,860,000	3,185,873,000

Central Office	44,013,000	3,075,790,000	3,119,803,000
Division of Caloocan		8,446,000	8,446,000
Division of Las Piñas		2,971,000	2,971,000
Division of Makati		1,200,000	1,200,000
Division of Malabon City		2,683,000	2,683,000
Division of Mandaluyong		1,726,000	1,726,000
Division of Manila		8,814,000	8,814,000
Division of Marikina		2,295,000	2,295,000
Division of Muntinlupa		2,601,000	2,601,000
Division of Navotas City		1,654,000	1,654,000
Division of Parañaque		3,190,000	3,190,000
Division of Pasay City		2,124,000	2,124,000
Division of Pasig City		3,964,000	3,964,000
Division of Quezon City		13,397,000	13,397,000
Division of San Juan City		549,000	549,000
Division of Taguig and Pateros		6,109,000	6,109,000
Division of Valenzuela		4,347,000	4,347,000

Region I - Ilocos		89,934,000	89,934,000

Division of Alaminos City		1,549,000	1,549,000

460	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Division of Batac City	933,000	933,000
Division of Candon City	1,038,000	1,038,000
Division of Dagupan City	1,760,000	1,760,000
Division of Ilocos Norte	10,505,000	10,505,000
Division of Ilocos Sur	14,782,000	14,782,000
Division of La Union	11,373,000	11,373,000
Division of Laoag City	1,332,000	1,332,000
Division of Pangasinan I	22,068,000	22,068,000
Division of Pangasinan II	18,094,000	18,094,000
Division of San Carlos City	2,702,000	2,702,000
Division of San Fernando City	1,147,000	1,147,000
Division of Urdaneta City	1,950,000	1,950,000
Division of Vigan City	701,000	701,000

Cordillera Administrative Region (CAR)	50,560,000	50,560,000

Division of Abra	8,887,000	8,887,000
Division of Apayao	5,176,000	5,176,000
Division of Baguio City	2,683,000	2,683,000
Division of Benguet	12,055,000	12,055,000
Division of Ifugao	7,386,000	7,386,000
Division of Kalinga	5,020,000	5,020,000
Division of Mt. Province	6,373,000	6,373,000
Division of Tabuk City	2,980,000	2,980,000

Region II - Cagayan Valley	78,204,000	78,204,000

Division of Batanes	656,000	656,000
Division of Cagayan	24,775,000	24,775,000
Division of Cauayan City	2,540,000	2,540,000
Division of Ilagan City	3,142,000	3,142,000
Division of Isabela	26,718,000	26,718,000
Division of Nueva Vizcaya	11,736,000	11,736,000
Division of Quirino	5,540,000	5,540,000
Division of Santiago City	1,600,000	1,600,000
Division of Tuguegarao City	1,497,000	1,497,000

Region III - Central Luzon	143,600,000	143,600,000

Division of Angeles City	3,392,000	3,392,000
Division of Aurora	5,073,000	5,073,000
Division of Balanga City	985,000	985,000
Division of Baliwag City	1,398,000	1,398,000
Division of Bataan	8,597,000	8,597,000
Division of Bulacan	23,319,000	23,319,000
Division of Cabanatuan City	3,009,000	3,009,000
Division of Gapan City	1,542,000	1,542,000
Division of Mabalacat City	2,403,000	2,403,000
Division of Malolos City	2,302,000	2,302,000
Division of Meycauayan City	1,686,000	1,686,000
Division of Muñoz Science City	1,327,000	1,327,000
Division of Nueva Ecija	24,955,000	24,955,000
Division of Olongapo City	1,935,000	1,935,000
Division of Pampanga	20,557,000	20,557,000
Division of San Fernando City	2,414,000	2,414,000
Division of San Jose City	2,158,000	2,158,000
Division of San Jose del Monte City	4,445,000	4,445,000
Division of Tarlac	17,386,000	17,386,000

JANUARY 5, 2026	OFFICIAL GAZETTE	461
DEPARTMENT OF EDUCATION

Division of Tarlac City	4,324,000	4,324,000
Division of Zambales	10,393,000	10,393,000

Region IVA - CALABARZON	156,028,000	156,028,000

Division of Antipolo City	5,958,000	5,958,000
Division of Bacoor City	3,117,000	3,117,000
Division of Batangas	24,496,000	24,496,000
Division of Batangas City	3,792,000	3,792,000
Division of Biñan City	2,365,000	2,365,000
Division of Cabuyao City	2,029,000	2,029,000
Division of Calamba City	4,148,000	4,148,000
Division of Cavite	17,533,000	17,533,000
Division of Cavite City	837,000	837,000
Division of Dasmariñas City	3,954,000	3,954,000
Division of General Trias City	2,872,000	2,872,000
Division of Imus City	2,787,000	2,787,000
Division of Laguna	12,627,000	12,627,000
Division of Lipa City	3,712,000	3,712,000
Division of Lucena City	2,822,000	2,822,000
Division of Quezon	31,904,000	31,904,000
Division of Rizal	18,231,000	18,231,000
Division of San Pablo City	3,320,000	3,320,000
Division of San Pedro City	1,947,000	1,947,000
Division of Sta. Rosa City	2,247,000	2,247,000
Division of Sto. Tomas City	1,705,000	1,705,000
Division of Tanauan City	2,238,000	2,238,000
Division of Tayabas City	1,387,000	1,387,000

Region IVB - MIMAROPA	72,447,000	72,447,000

Division of Calapan City	2,082,000	2,082,000
Division of Marinduque	6,397,000	6,397,000
Division of Occidental Mindoro	11,940,000	11,940,000
Division of Oriental Mindoro	16,525,000	16,525,000
Division of Palawan	24,123,000	24,123,000
Division of Puerto Princesa City	3,649,000	3,649,000
Division of Romblon	7,731,000	7,731,000

Region V - Bicol	124,012,000	124,012,000

Division of Albay	17,992,000	17,992,000
Division of Camarines Norte	10,912,000	10,912,000
Division of Camarines Sur	34,801,000	34,801,000
Division of Catanduanes	8,070,000	8,070,000
Division of Iriga City	1,679,000	1,679,000
Division of Legazpi City	2,262,000	2,262,000
Division of Ligao City	2,256,000	2,256,000
Division of Masbate	21,166,000	21,166,000
Division of Masbate City	1,683,000	1,683,000
Division of Naga City	1,913,000	1,913,000
Division of Sorsogon	16,409,000	16,409,000
Division of Sorsogon City	2,910,000	2,910,000
Division of Tabaco City	1,959,000	1,959,000

Region VI - Western Visayas	88,733,000	88,733,000

Division of Aklan	11,525,000	11,525,000

462	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Division of Antique	16,500,000	16,500,000
Division of Capiz	14,262,000	14,262,000
Division of Guimaras	3,595,000	3,595,000
Division of Iloilo	36,248,000	36,248,000
Division of Iloilo City	3,311,000	3,311,000
Division of Passi City	1,450,000	1,450,000
Division of Roxas City	1,842,000	1,842,000

Negros Island Region (NIR)	74,893,000	74,893,000

Division of Bacolod City	4,087,000	4,087,000
Division of Bago City	1,917,000	1,917,000
Division of Bais City	1,544,000	1,544,000
Division of Bayawan City	2,951,000	2,951,000
Division of Cadiz City	2,336,000	2,336,000
Division of Canlaon City	1,140,000	1,140,000
Division of Dumaguete City	1,127,000	1,127,000
Division of Escalante City	1,360,000	1,360,000
Division of Guihulngan City	3,027,000	3,027,000
Division of Himamaylan City	1,958,000	1,958,000
Division of Kabankalan City	3,115,000	3,115,000
Division of La Carlota City	1,024,000	1,024,000
Division of Negros Occidental	20,327,000	20,327,000
Division of Negros Oriental	15,549,000	15,549,000
Division of Sagay City	2,317,000	2,317,000
Division of San Carlos City	2,362,000	2,362,000
Division of Silay City	1,502,000	1,502,000
Division of Sipalay City	1,409,000	1,409,000
Division of Siquijor	2,206,000	2,206,000
Division of Tanjay City	2,537,000	2,537,000
Division of Victorias City	1,098,000	1,098,000

Region VII - Central Visayas	94,304,000	94,304,000

Division of Bogo City	1,145,000	1,145,000
Division of Bohol	32,353,000	32,353,000
Division of Carcar City	1,761,000	1,761,000
Division of Cebu City	6,219,000	6,219,000
Division of Cebu Province	37,462,000	37,462,000
Division of Danao City	1,966,000	1,966,000
Division of Lapu-lapu City	3,773,000	3,773,000
Division of Mandaue City	2,374,000	2,374,000
Division of Naga City	1,584,000	1,584,000
Division of Tagbilaran City	883,000	883,000
Division of Talisay City	2,082,000	2,082,000
Division of Toledo City	2,702,000	2,702,000

Region VIII - Eastern Visayas	126,670,000	126,670,000

Division of Baybay City	2,436,000	2,436,000
Division of Biliran	4,524,000	4,524,000
Division of Borongan City	1,801,000	1,801,000
Division of Calbayog City	5,318,000	5,318,000
Division of Catbalogan City	2,034,000	2,034,000
Division of Eastern Samar	13,814,000	13,814,000
Division of Leyte	38,963,000	38,963,000
Division of Maasin City	2,064,000	2,064,000
Division of Northern Samar	18,413,000	18,413,000

JANUARY 5, 2026	OFFICIAL GAZETTE	463
DEPARTMENT OF EDUCATION

Division of Ormoc City	3,455,000	3,455,000
Division of Samar	21,499,000	21,499,000
Division of Southern Leyte	9,818,000	9,818,000
Division of Tacloban City	2,531,000	2,531,000

Region IX - Zamboanga Peninsula	81,849,000	81,849,000

Division of Dapitan City	1,827,000	1,827,000
Division of Dipolog City	1,752,000	1,752,000
Division of Isabela City	2,223,000	2,223,000
Division of Pagadian City	2,767,000	2,767,000
Division of Zamboanga City	10,882,000	10,882,000
Division of Zamboanga Sibugay	15,855,000	15,855,000
Division of Zamboanga del Norte	23,085,000	23,085,000
Division of Zamboanga del Sur	23,458,000	23,458,000

Region X - Northern Mindanao	87,411,000	87,411,000

Division of Bukidnon	23,383,000	23,383,000
Division of Cagayan de Oro City	5,719,000	5,719,000
Division of Camiguin	1,997,000	1,997,000
Division of El Salvador City	778,000	778,000
Division of Gingoog City	2,967,000	2,967,000
Division of Iligan City	4,383,000	4,383,000
Division of Lanao del Norte	13,197,000	13,197,000
Division of Malaybalay City	3,040,000	3,040,000
Division of Misamis Occidental	10,102,000	10,102,000
Division of Misamis Oriental	13,811,000	13,811,000
Division of Oroquieta City	1,516,000	1,516,000
Division of Ozamiz City	1,984,000	1,984,000
Division of Tangub City	1,880,000	1,880,000
Division of Valencia City	2,654,000	2,654,000

Region XI - Davao	76,499,000	76,499,000

Division of Davao City	17,435,000	17,435,000
Division of Davao Occidental	6,624,000	6,624,000
Division of Davao Oriental	10,217,000	10,217,000
Division of Davao de Oro	13,383,000	13,383,000
Division of Davao del Norte	8,742,000	8,742,000
Division of Davao del Sur	8,843,000	8,843,000
Division of Digos City	2,047,000	2,047,000
Division of Island Garden City of Samal	2,094,000	2,094,000
Division of Mati City	2,414,000	2,414,000
Division of Panabo City	2,413,000	2,413,000
Division of Tagum City	2,287,000	2,287,000

Region XII - SOCCSKSARGEN	71,969,000	71,969,000

Division of Cotabato	22,922,000	22,922,000
Division of General Santos City	5,963,000	5,963,000
Division of Kidapawan City	2,458,000	2,458,000
Division of Koronadal City	2,232,000	2,232,000
Division of Sarangani	10,899,000	10,899,000
Division of South Cotabato	12,896,000	12,896,000
Division of Sultan Kudarat	13,379,000	13,379,000
Division of Tacurong City	1,220,000	1,220,000

464	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region XIII - Caraga				63,468,000				63,468,000

Division of Agusan del Norte				6,392,000				6,392,000
Division of Agusan del Sur				15,764,000				15,764,000
Division of Bayugan City				2,244,000				2,244,000
Division of Bislig City				1,960,000				1,960,000
Division of Butuan City				4,857,000				4,857,000
Division of Cabadbaran City				1,226,000				1,226,000
Division of Dinagat Island				3,761,000				3,761,000
Division of Siargao				4,166,000				4,166,000
Division of Surigao City				2,691,000				2,691,000
Division of Surigao del Norte				5,858,000				5,858,000
Division of Surigao del Sur				13,450,000				13,450,000
Division of Tandag City				1,099,000				1,099,000
Teacher Quality and Development Program		2,376,000		4,804,000				7,180,000

National Capital Region (NCR)		2,376,000		4,804,000				7,180,000

Central Office		2,376,000		4,804,000				7,180,000

Sub-total, Operations		628,053,030,000		195,540,987,000		85,565,070,000		909,159,087,000

Total, Regular Programs		651,842,955,000		206,667,481,000		90,337,394,000		948,847,830,000

PROJECT(S)
Foreign-Assisted Project(s)
Infrastructure for Safer and Resilient Schools (ISRS) Project WB Loan No. 9704-PH				253,732,000		9,136,198,000		9,389,930,000

National Capital Region (NCR)				253,732,000		9,136,198,000		9,389,930,000

Central Office				253,732,000		9,136,198,000		9,389,930,000

Loan Proceeds				228,361,000		8,222,584,000		8,450,945,000
GOP Counterpart				25,371,000		913,614,000		938,985,000
Teacher Effectiveness and Competencies Enhancement Project (TEACEP) WB Loan No. 9481-PH				458,349,000				458,349,000

National Capital Region (NCR)				458,349,000				458,349,000

Central Office				458,349,000				458,349,000

Loan Proceeds				458,349,000				458,349,000

Sub-total, Foreign-Assisted Project(s)				712,081,000		9,136,198,000		9,848,279,000

Total, Project(s)				712,081,000		9,136,198,000		9,848,279,000

TOTAL NEW APPROPRIATIONS	₱	651,842,955,000	₱	207,379,562,000	₱	99,473,592,000	₱	958,696,109,000

JANUARY 5, 2026	OFFICIAL GAZETTE	465
DEPARTMENT OF EDUCATION

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	449,520,117
Creation of New Positions	15,393,163
Reclassification of Positions	6,148,433

Total Permanent Positions	471,061,713

Other Compensation Common to All
Personnel Economic Relief Allowance	24,424,716
Representation Allowance	90,618
Transportation Allowance	87,942
Clothing and Uniform Allowance	7,123,886
Honoraria	1,738,683
Overtime Pay	1,000,000
Mid-Year Bonus - Civilian	37,459,994
Year End Bonus	37,459,994
Cash Gift	5,088,490
Productivity Enhancement Incentive	5,088,490
Step Increment	1,124,093

Total Other Compensation Common to All	120,686,906

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	710,787
Special Hardship Allowance	4,815,225
Lump-sum for Filling of Positions - Civilian	29,725,463
Other Personnel Benefits	983,530

Total Other Compensation for Specific Groups	36,235,005

Other Benefits
PAG-IBIG Contributions	2,442,465
PhilHealth Contributions	11,232,884
Employees Compensation Insurance Premiums	1,221,297
Loyalty Award - Civilian	1,021,765
Terminal Leave	609,481

Total Other Benefits	16,527,892

Non-Permanent Positions	7,331,439

Total Personnel Services	651,842,955

466	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Maintenance and Other Operating Expenses
Travelling Expenses	4,515,402
Training and Scholarship Expenses	12,820,672
Supplies and Materials Expenses	82,499,433
Utility Expenses	6,578,705
Communication Expenses	3,696,335
Awards/Rewards and Prizes	67,659
Survey, Research, Exploration and Development Expenses	118,157
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	10,628
Professional Services	4,694,668
General Services	2,479,910
Repairs and Maintenance	5,185,055
Financial Assistance/Subsidy	79,125,199
Taxes, Insurance Premiums and Other Fees	493,516
Labor and Wages	475,583
Other Maintenance and Operating Expenses
Advertising Expenses	11,377
Printing and Publication Expenses	512,170
Representation Expenses	234,301
Transportation and Delivery Expenses	132,485
Rent/Lease Expenses	1,078,601
Membership Dues and Contributions to Organizations	798
Subscription Expenses	2,116,689
Bank Transaction Fee	1,305
Other Maintenance and Operating Expenses	530,914

Total Maintenance and Other Operating Expenses	207,379,562

Total Current Operating Expenditures	859,222,517

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	65,000
Buildings and Other Structures	97,518,578
Machinery and Equipment Outlay	1,490,706
Transportation Equipment Outlay	399,308

Total Capital Outlays	99,473,592

TOTAL NEW APPROPRIATIONS	958,696,109

B. NATIONAL ACADEMY OF SPORTS

For general administration and support, and operations, as indicated hereunder	₱	540,887,000

New Appropriations, by Programs/Projects

JANUARY 5, 2026	OFFICIAL GAZETTE	467
DEPARTMENT OF EDUCATION

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	43,517,000	₱	153,097,000		₱	196,614,000
Operations		10,081,000		334,192,000			344,273,000

SPORTS-INTEGRATED SECONDARY EDUCATION PROGRAM		10,081,000		334,192,000			344,273,000

TOTAL NEW APPROPRIATIONS	₱	53,598,000	₱	487,289,000		₱	540,887,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Academy of Sports (NAS) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) NAS’ website.

The NAS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	41,464,000	₱	153,097,000		₱	194,561,000
Administration of Personnel Benefits		2,053,000					2,053,000

Sub-total, General Administration and Support		43,517,000		153,097,000			196,614,000

Operations
SPORTS-INTEGRATED SECONDARY EDUCATION PROGRAM		10,081,000		334,192,000			344,273,000

Promotion, Development, and Implementation of Quality and Enhanced Sports-Integrated Secondary Education Program		10,081,000		334,192,000			344,273,000

Sub-total, Operations		10,081,000		334,192,000			344,273,000

TOTAL NEW APPROPRIATIONS	₱	53,598,000	₱	487,289,000		₱	540,887,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

468	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	39,694

Total Permanent Positions	39,694

Other Compensation Common to All
Personnel Economic Relief Allowance	1,416
Representation Allowance	480
Transportation Allowance	480
Clothing and Uniform Allowance	413
Mid-Year Bonus - Civilian	3,308
Year End Bonus	3,308
Cash Gift	295
Productivity Enhancement Incentive	295
Step Increment	99

Total Other Compensation Common to All	10,094

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civillian	2,053

Total Other Compensation for Specific Groups	2,053

Other Benefits
PAG-IBIG Contributions	142
PhilHealth Contributions	964
Employees Compensation Insurance Premiums	71

Total Other Benefits	1,177

Non-Permanent Positions	580

Total Personnel Services	53,598

Maintenance and Other Operating Expenses
Travelling Expenses	138,412
Training and Scholarship Expenses	29,722
Supplies and Materials Expenses	77,389
Utility Expenses	7,775
Communication Expenses	2,112
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	56,247
General Services	69,359
Repairs and Maintenance	3,285
Taxes, Insurance Premiums and Other Fees	9,548
Other Maintenance and Operating Expenses
Printing and Publication Expenses	196
Representation Expenses	4,926

JANUARY 5, 2026	OFFICIAL GAZETTE	469
DEPARTMENT OF EDUCATION

Rent/Lease Expenses	85,086
Membership Dues and Contributions to Organizations	16
Other Maintenance and Operating Expenses	3,080

Total Maintenance and Other Operating Expenses	487,289

Total Current Operating Expenditures	540,887

TOTAL NEW APPROPRIATIONS	540,887

C. NATIONAL BOOK DEVELOPMENT BOARD

For general administration and support, and operations, as indicated hereunder	₱	202,057,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	22,377,000	₱	35,055,000		₱	57,432,000
Operations		27,744,000		116,881,000			144,625,000

LOCAL BOOK PUBLISHING INDUSTRY DEVELOPMENT PROGRAM		27,744,000		116,881,000			144,625,000

TOTAL NEW APPROPRIATIONS	₱	50,121,000	₱	151,936,000		₱	202,057,000

Special Provision(s)

1. Interest Income of the National Book Development Trust Fund. The interest income of the National Book Development Trust Fund shall be used as grant to Filipino authors, especially in science and technology and in subject areas with none or few local authors, which shall be allocated equitably among the regions in accordance with R.A. No. 9521. In no case shall any part of the seed capital, including earnings thereof, be used as overhead expenses for the administration of said Fund.

2. Reporting and Posting Requirements. The National Book Development Board (NBDB) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) NBDB’s website.

The NBDB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

470	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	22,253,000	₱	35,055,000		₱	57,308,000
Administration of Personnel Benefits		124,000					124,000

Sub-total, General Administration and Support		22,377,000		35,055,000			57,432,000

Operations
LOCAL BOOK PUBLISHING INDUSTRY DEVELOPMENT PROGRAM		27,744,000		116,881,000			144,625,000

Capacity Building and Trade Promotion Incentives		15,149,000		103,472,000			118,621,000
Administration of Awards, Grants, and Incentives		6,324,000		9,157,000			15,481,000
Policy Development, Research, Information System Management, and Information Campaign		6,271,000		4,252,000			10,523,000

Sub-total, Operations		27,744,000		116,881,000			144,625,000

TOTAL NEW APPROPRIATIONS	₱	50,121,000	₱	151,936,000		₱	202,057,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	37,622

Total Permanent Positions	37,622

Other Compensation Common to All
Personnel Economic Relief Allowance	1,512
Representation Allowance	510
Transportation Allowance	510
Clothing and Uniform Allowance	441
Honoraria	1,260
Mid-Year Bonus - Civilian	3,135
Year End Bonus	3,135
Cash Gift	315
Productivity Enhancement Incentive	315
Step Increment	94

Total Other Compensation Common to All	11,227

JANUARY 5, 2026	OFFICIAL GAZETTE	471
DEPARTMENT OF EDUCATION

Other Benefits
PAG-IBIG Contributions	151
PhilHealth Contributions	910
Employees Compensation Insurance Premiums	77
Loyalty Award - Civilian	10
Terminal Leave	124

Total Other Benefits	1,272

Total Personnel Services	50,121

Maintenance and Other Operating Expenses
Travelling Expenses	19,042
Training and Scholarship Expenses	583
Supplies and Materials Expenses	21,605
Utility Expenses	2,094
Communication Expenses	4,148
Awards/Rewards and Prizes	400
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	5,688
General Services	26,855
Repairs and Maintenance	1,250
Financial Assistance/Subsidy	16,080
Taxes, Insurance Premiums and Other Fees	416
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,511
Representation Expenses	6,035
Transportation and Delivery Expenses	586
Rent/Lease Expenses	43,288
Subscription Expenses	2,206
Bank Transaction Fee	13

Total Maintenance and Other Operating Expenses	151,936

Total Current Operating Expenditures	202,057

TOTAL NEW APPROPRIATIONS	202,057

D. NATIONAL COUNCIL FOR CHILDREN’S TELEVISION

For general administration and support, and operations, as indicated hereunder	₱	116,264,000

472	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	13,635,000	₱	12,788,000		₱	26,423,000
Operations		11,044,000		78,797,000			89,841,000

CHILD-FRIENDLY TELEVISION DEVELOPMENT PROGRAM		11,044,000		78,797,000			89,841,000

TOTAL NEW APPROPRIATIONS	₱	24,679,000	₱	91,585,000		₱	116,264,000

Special Provision(s)

1. Interest Income of the National Endowment Fund for Children’s Television. The interest income of the National Endowment Fund for Children’s Television shall be used as grant to qualified producers and organizations of proven track record in the production of high quality children’s television programs, with priority given to independent producers and organizations in accordance with Section 12 of R.A. No. 8370.

2. Reporting and Posting Requirements. The National Council for Children’s Television (NCCT) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) NCCT’s website.

The NCCT shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	13,635,000	₱	12,788,000		₱	26,423,000

Sub-total, General Administration and Support		13,635,000		12,788,000			26,423,000

Operations
CHILD-FRIENDLY TELEVISION DEVELOPMENT PROGRAM		11,044,000		78,797,000			89,841,000

Child-Friendly Television Development Services		11,044,000		78,797,000			89,841,000

Sub-total, Operations		11,044,000		78,797,000			89,841,000

TOTAL NEW APPROPRIATIONS	₱	24,679,000	₱	91,585,000		₱	116,264,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

JANUARY 5, 2026	OFFICIAL GAZETTE	473
DEPARTMENT OF EDUCATION

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	11,029

Total Permanent Positions	11,029

Other Compensation Common to All
Personnel Economic Relief Allowance	408
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	119
Honoraria	528
Mid-Year Bonus - Civilian	919
Year End Bonus	919
Cash Gift	85
Productivity Enhancement Incentive	85
Step Increment	28

Total Other Compensation Common to All	3,331

Other Benefits
PAG-IBIG Contributions	41
PhilHealth Contributions	255
Employees Compensation Insurance Premiums	21

Total Other Benefits	317

Non-Permanent Positions	10,002

Total Personnel Services	24,679

Maintenance and Other Operating Expenses
Training and Scholarship Expenses	55,545
Supplies and Materials Expenses	7,800
Utility Expenses	1,699
Communication Expenses	42
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	4,147
Repairs and Maintenance	201
Financial Assistance/Subsidy	18,600
Taxes, Insurance Premiums and Other Fees	50
Other Maintenance and Operating Expenses
Representation Expenses	25
Transportation and Delivery Expenses	300
Rent/Lease Expenses	2,224
Subscription Expenses	576
Other Maintenance and Operating Expenses	240

Total Maintenance and Other Operating Expenses	91,585

Total Current Operating Expenditures	116,264

TOTAL NEW APPROPRIATIONS	116,264

474	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

E. NATIONAL MUSEUM OF THE PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	986,964,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	73,130,000	₱	396,811,000	₱		₱	469,941,000
Support to Operations		3,129,000		770,000				3,899,000
Operations		244,981,000		138,143,000				383,124,000

MUSEUMS PROGRAM		244,981,000		138,143,000				383,124,000

Total, Regular Programs		321,240,000		535,724,000				856,964,000

B. PROJECT(S)
Locally-Funded Project(s)						130,000,000		130,000,000

Total, Project(s)						130,000,000		130,000,000

TOTAL NEW APPROPRIATIONS	₱	321,240,000	₱	535,724,000	₱	130,000,000	₱	986,964,000

Special Provision(s)

1. Use of Income. In addition to the amounts appropriated herein, the National Museum of the Philippines (NMP) is authorized to use its income sourced from all its operations nationwide and overseas to constitute the National Museum Income Fund to be expended for any purpose in benefit of the NMP in accordance with Section 19 of R.A. No. 11333.

2. Reporting and Posting Requirements. The NMP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) NMP’s website.

The NMP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

JANUARY 5, 2026	OFFICIAL GAZETTE	475
DEPARTMENT OF EDUCATION

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	71,401,000	₱	396,811,000	₱		₱	468,212,000
Administration of Personnel Benefits		1,729,000						1,729,000

Sub-total, General Administration and Support		73,130,000		396,811,000				469,941,000

Support to Operations
Project Monitoring and Evaluation Services		3,129,000		770,000				3,899,000

Sub-total, Support to Operations		3,129,000		770,000				3,899,000

Operations
MUSEUMS PROGRAM		244,981,000		138,143,000				383,124,000

Management and Development of the National Collections and Related Knowledge Resources (Including Participation to International Meetings and Conferences)		218,389,000		80,811,000				299,200,000
Restoration, Preservation, Protection and Development of Cultural Property		26,592,000		57,332,000				83,924,000

Sub-total, Operations		244,981,000		138,143,000				383,124,000

Total, Regular Programs		321,240,000		535,724,000				856,964,000

PROJECT(S)
Locally-Funded Project(s)
Development of NMP General Aniceto Lacson Ancestral House, Talisay City, Negros Occidental (Phase 2)						50,000,000		50,000,000
Development of NMP Kalibo, Aklan (Phase 2)						20,000,000		20,000,000
Development of NMP Koronadal and Lake Sebu, South Cotabato (Phase 2)						40,000,000		40,000,000
Exhibitions and Fit-out of Various National Museum of the Philippines - Central and Regional Sites - Northern Luzon National Museums						20,000,000		20,000,000

Sub-total, Locally-Funded Project(s)						130,000,000		130,000,000

Total, Project(s)						130,000,000		130,000,000

TOTAL NEW APPROPRIATIONS	₱	321,240,000	₱	535,724,000	₱	130,000,000	₱	986,964,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

476	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	241,859

Total Permanent Positions	241,859

Other Compensation Common to All
Personnel Economic Relief Allowance	13,104
Representation Allowance	1,854
Transportation Allowance	1,854
Clothing and Uniform Allowance	3,822
Mid-Year Bonus - Civilian	20,155
Year End Bonus	20,155
Cash Gift	2,730
Productivity Enhancement Incentive	2,730
Step Increment	604

Total Other Compensation Common to All	67,008

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	1,536

Total Other Compensation for Specific Groups	1,536

Other Benefits
PAG-IBIG Contributions	1,311
PhilHealth Contributions	5,904
Employees Compensation Insurance Premiums	655
Loyalty Award - Civilian	135
Terminal Leave	1,729

Total Other Benefits	9,734

Non-Permanent Positions	1,103

Total Personnel Services	321,240

Maintenance and Other Operating Expenses
Travelling Expenses	36,724
Training and Scholarship Expenses	11,916
Supplies and Materials Expenses	20,999
Utility Expenses	115,854
Communication Expenses	3,937
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	498
Professional Services	5,013
General Services	239,100
Repairs and Maintenance	41,472
Taxes, Insurance Premiums and Other Fees	31,495

JANUARY 5, 2026	OFFICIAL GAZETTE	477
DEPARTMENT OF EDUCATION

Other Maintenance and Operating Expenses
Advertising Expenses	150
Printing and Publication Expenses	2,242
Representation Expenses	2,478
Transportation and Delivery Expenses	5,319
Subscription Expenses	17,697
Other Maintenance and Operating Expenses	830

Total Maintenance and Other Operating Expenses	535,724

Total Current Operating Expenditures	856,964

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	130,000

Total Capital Outlays	130,000

TOTAL NEW APPROPRIATIONS	986,964

F. PHILIPPINE HIGH SCHOOL FOR THE ARTS

For general administration and support, and operations, as indicated hereunder							₱	218,454,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	29,426,000	₱	41,433,000	₱	87,917,000	₱	158,776,000
Operations		16,929,000		42,749,000				59,678,000

SPECIAL SECONDARY EDUCATION FOR THE ARTS PROGRAM		16,929,000		42,749,000				59,678,000

TOTAL NEW APPROPRIATIONS	₱	46,355,000	₱	84,182,000	₱	87,917,000	₱	218,454,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine High School for the Arts (PHSA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) PHSA’s website.

The PHSA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

478	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	21,402,000	₱	41,433,000	₱	87,917,000	₱	150,752,000
Administration of Personnel Benefits		8,024,000						8,024,000

Sub-total, General Administration and Support		29,426,000		41,433,000		87,917,000		158,776,000

Operations
SPECIAL SECONDARY EDUCATION FOR THE ARTS PROGRAM		16,929,000		42,749,000				59,678,000

Operation of Philippine High School for the Arts Including Outreach, Screening, Student Exchange Program with Other Countries and Production Activities		16,929,000		42,749,000				59,678,000

Sub-total, Operations		16,929,000		42,749,000				59,678,000

TOTAL NEW APPROPRIATIONS	₱	46,355,000	₱	84,182,000	₱	87,917,000	₱	218,454,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	29,217

Total Permanent Positions	29,217

Other Compensation Common to All
Personnel Economic Relief Allowance	1,296
Representation Allowance	234
Transportation Allowance	234
Clothing and Uniform Allowance	378
Honoraria	186
Mid-Year Bonus - Civilian	2,435
Year End Bonus	2,435
Cash Gift	270
Productivity Enhancement Incentive	270

JANUARY 5, 2026	OFFICIAL GAZETTE	479
DEPARTMENT OF EDUCATION

Step Increment	73

Total Other Compensation Common to All	7,811

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civilian	8,024
Other Personnel Benefits	29

Total Other Compensation for Specific Groups	8,053

Other Benefits
PAG-IBIG Contributions	130
PhilHealth Contributions	694
Employees Compensation Insurance Premiums	65
Loyalty Award - Civilian	65

Total Other Benefits	954

Non-Permanent Positions	320

Total Personnel Services	46,355

Maintenance and Other Operating Expenses
Travelling Expenses	3,061
Training and Scholarship Expenses	4,716
Supplies and Materials Expenses	23,175
Utility Expenses	6,821
Communication Expenses	2,268
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	8,971
General Services	27,797
Repairs and Maintenance	3,515
Taxes, Insurance Premiums and Other Fees	1,180
Other Maintenance and Operating Expenses
Advertising Expenses	5
Printing and Publication Expenses	525
Representation Expenses	110
Transportation and Delivery Expenses	5
Rent/Lease Expenses	1,690
Membership Dues and Contributions to Organizations	31
Subscription Expenses	149
Other Maintenance and Operating Expenses	27

Total Maintenance and Other Operating Expenses	84,182

Total Current Operating Expenditures	130,537

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	77,917
Machinery and Equipment Outlay	5,500

480	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Transportation Equipment Outlay	4,500

Total Capital Outlays	87,917

TOTAL NEW APPROPRIATIONS	218,454

G. TEACHER EDUCATION COUNCIL

For general administration and support, and operations, as indicated hereunder	₱	562,891,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	501,000	₱	43,006,000	₱	3,380,000	₱	46,887,000
Operations		3,981,000		512,023,000				516,004,000

QUALITY TEACHER EDUCATION PROGRAM		3,981,000		512,023,000				516,004,000

TOTAL NEW APPROPRIATIONS	₱	4,482,000	₱	555,029,000	₱	3,380,000	₱	562,891,000

Special Provision(s)

1. Reporting and Posting Requirements. The Teacher Education Council (TEC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) TEC’s website.

The TEC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	501,000	₱	43,006,000	₱	3,380,000	₱	46,887,000

Sub-total, General Administration and Support		501,000		43,006,000		3,380,000		46,887,000

JANUARY 5, 2026	OFFICIAL GAZETTE	481
DEPARTMENT OF EDUCATION

Operations
QUALITY TEACHER EDUCATION PROGRAM		3,981,000		512,023,000				516,004,000

Quality Teacher Education Services		3,981,000		512,023,000				516,004,000

Sub-total, Operations		3,981,000		512,023,000				516,004,000

TOTAL NEW APPROPRIATIONS	₱	4,482,000	₱	555,029,000	₱	3,380,000	₱	562,891,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	3,521

Total Permanent Positions	3,521

Other Compensation Common to All
Personnel Economic Relief Allowance	96
Representation Allowance	114
Clothing and Uniform Allowance	28
Mid-Year Bonus - Civilian	294
Year End Bonus	294
Cash Gift	20
Productivity Enhancement Incentive	20
Step Increment	9

Total Other Compensation Common to All	875

Other Benefits
PAG-IBIG Contributions	9
PhilHealth Contributions	72
Employees Compensation Insurance Premiums	5

Total Other Benefits	86

Total Personnel Services	4,482

Maintenance and Other Operating Expenses
Travelling Expenses	62,809
Training and Scholarship Expenses	100,000
Supplies and Materials Expenses	120,400
Utility Expenses	3,120
Communication Expenses	3,600
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198

482	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Financial Assistance/Subsidy	103,320
Other Maintenance and Operating Expenses
Printing and Publication Expenses	12,500
Rent/Lease Expenses	21,600
Subscription Expenses	600
Other Maintenance and Operating Expenses	126,882

Total Maintenance and Other Operating Expenses	555,029

Total Current Operating Expenditures	559,511

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	880
Transportation Equipment Outlay	2,500

Total Capital Outlays	3,380

TOTAL NEW APPROPRIATIONS	562,891

JANUARY 5, 2026	OFFICIAL GAZETTE	483
DEPARTMENT OF EDUCATION

GENERAL SUMMARY

DEPARTMENT OF EDUCATION

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	651,842,955,000	₱	207,379,562,000	₱	99,473,592,000	₱	958,696,109,000
B. NATIONAL ACADEMY OF SPORTS		53,598,000		487,289,000				540,887,000
C. NATIONAL BOOK DEVELOPMENT BOARD		50,121,000		151,936,000				202,057,000
D. NATIONAL COUNCIL FOR CHILDREN’S TELEVISION		24,679,000		91,585,000				116,264,000
E. NATIONAL MUSEUM OF THE PHILIPPINES		321,240,000		535,724,000		130,000,000		986,964,000
F. PHILIPPINE HIGH SCHOOL FOR THE ARTS		46,355,000		84,182,000		87,917,000		218,454,000
G. TEACHER EDUCATION COUNCIL		4,482,000		555,029,000		3,380,000		562,891,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF EDUCATION	₱	652,343,430,000	₱	209,285,307,000	₱	99,694,889,000	₱	961,323,626,000

484	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

IX. STATE UNIVERSITIES AND COLLEGES

A. UNIVERSITY OF THE PHILIPPINES SYSTEM

(THE NATIONAL UNIVERSITY)

A.1. UNIVERSITY OF THE PHILIPPINES SYSTEM

For general administration and support, support to operations, and operations, including locally-funded project(s), and the operation of the Philippine General Hospital, as indicated hereunder	₱	29,474,779,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	2,299,194,000	₱	648,806,000	₱		₱	2,948,000,000
Support to Operations		581,396,000		2,242,000				583,638,000
Operations		14,929,300,000		8,611,786,000		575,000,000		24,116,086,000

HIGHER EDUCATION PROGRAM		8,396,691,000		3,276,709,000		25,000,000		11,698,400,000
ADVANCED EDUCATION PROGRAM		2,047,696,000		86,374,000				2,134,070,000
RESEARCH PROGRAM		587,255,000		622,399,000		550,000,000		1,759,654,000
TECHNICAL ADVISORY EXTENSION PROGRAM		359,139,000		68,587,000				427,726,000
HOSPITAL SERVICES PROGRAM		3,538,519,000		4,557,717,000				8,096,236,000

Total, Regular Programs		17,809,890,000		9,262,834,000		575,000,000		27,647,724,000

B. PROJECT(S)
Locally-Funded Project(s)				501,001,000		1,326,054,000		1,827,055,000

Total, Project(s)				501,001,000		1,326,054,000		1,827,055,000

TOTAL NEW APPROPRIATIONS	₱	17,809,890,000	₱	9,763,835,000	₱	1,901,054,000	₱	29,474,779,000

Special Provision(s)

1. Legal Research Fund. The Legal Research Fund shall be used in support of the University of the Philippines Law Center sourced from one percent (1%) of the filing fees collected by courts as well as agencies or tribunals exercising quasi-judicial functions, in accordance with L.O.I No. 1182 dated December 16, 1981 and Section 4 of R.A. No. 3870, as amended by P.D. Nos. 200 and 1856.

Disbursements or expenditures by the UPS in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate civil and criminal actions under existing laws.

2. Philippine Secondary Leavers’ Assessment. The amount of Two Hundred Million Pesos (₱200,000,000) appropriated herein shall be used for the initial establishment, formulation, piloting, and full implementation of the Philippine Secondary Leavers’ Assessment for 2026-2027. The implementation shall be governed by joint guidelines to be issued by UP, DepEd, CHED, DICT, and TESDA.

3. Special Provisions Applicable to the State Universities and Colleges. The Special Provisions Applicable to the SUCs shall be observed by the UPS as a state university.

JANUARY 5, 2026	OFFICIAL GAZETTE	485
STATE UNIVERSITIES AND COLLEGES

4. Reporting and Posting Requirements. The UPS shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)

Unified Reporting System (URS) or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the Budget and Treasury Management System (BTMS); and

(b)	UPS’ website.

The UPS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,186,916,000	₱	648,806,000	₱		₱	1,835,722,000
Administration of Personnel Benefits		1,112,278,000						1,112,278,000

Sub-total, General Administration and Support		2,299,194,000		648,806,000				2,948,000,000

Support to Operations
Auxiliary Services		581,396,000		2,242,000				583,638,000

Sub-total, Support to Operations		581,396,000		2,242,000				583,638,000

Operations
HIGHER EDUCATION PROGRAM		8,396,691,000		3,276,709,000		25,000,000		11,698,400,000

Provision of Higher Education Services		8,396,691,000		904,726,000		25,000,000		9,326,417,000
Free Higher Education				2,371,983,000				2,371,983,000
ADVANCED EDUCATION PROGRAM		2,047,696,000		86,374,000				2,134,070,000

Provision of Advanced Education Services		2,047,696,000		86,374,000				2,134,070,000
RESEARCH PROGRAM		587,255,000		622,399,000		550,000,000		1,759,654,000

Conduct of Research Services		587,255,000		622,399,000		550,000,000		1,759,654,000
TECHNICAL ADVISORY EXTENSION PROGRAM		359,139,000		68,587,000				427,726,000

Provision of Extension Services		359,139,000		68,587,000				427,726,000
HOSPITAL SERVICES PROGRAM		3,538,519,000		4,557,717,000				8,096,236,000

Provision of Medical Services		3,538,519,000		3,191,389,000				6,729,908,000

486	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Provision for Medical Assistance for Indigent Patients, UP-PGH		566,328,000		566,328,000
Universal Health Care Fund for Zero Balance Billing		800,000,000		800,000,000

Sub-total, Operations	14,929,300,000	8,611,786,000	575,000,000	24,116,086,000

Total, Regular Programs	17,809,890,000	9,262,834,000	575,000,000	27,647,724,000

PROJECT(S)
Locally-Funded Project(s)
Funding Requirements for Davao City UP Mindanao Sports Complex		16,188,000		16,188,000
Establishment of the National Forensics Institute Phase II, UP Manila		75,000,000	175,000,000	250,000,000
Construction of the Office of the University Registrar/Communal Classroom Building Phase II, UP Los Baños			300,000,000	300,000,000
Completion of Multi-Specialty Building Phase IV, UP-PGH			450,000,000	450,000,000
Completion of Fencing Hall at the College of Human Kinetics, UP Diliman			15,000,000	15,000,000
Renovation of Paz Mendoza Hall, UP Manila			30,000,000	30,000,000
Treatment of X-Linked Dystonia-Parkinsonism (XDP), also known as Lubag Syndrome, UP-PGH		5,000,000	10,000,000	15,000,000
Digitization of Oral Narratives, UP Visayas		12,000,000		12,000,000
Scholarship Programs for Professional Masters in Tropical Marine Ecosystem Management (PM-TMEM) and Professional Masters in Operations Oceanography (PMMO), Marine Science Institute, UP Diliman		10,965,000		10,965,000
Development and Implementation of Philippine Secondary Leavers’ Assessment, 2026-2027		200,000,000		200,000,000
UP Philippine Eye Research Institute, UP-PERI		81,825,000		81,825,000
Increase in Carrying Capacity, UP Manila College of Medicine Simulation Laboratory		20,000,000		20,000,000
Futures Thinking Research Program, UP Los Baños		2,000,000		2,000,000
Completion and Commissioning of the Wind Tunnel Facility for Typhoon Studies, Institute of Civil Engineering, UP Diliman		2,523,000	247,477,000	250,000,000
Establishment of Governance Reform, Innovation and Transformation Collaboratory (GRIT Labs), UP National College of Public Administration and Governance, UP Diliman		26,000,000	4,000,000	30,000,000

JANUARY 5, 2026	OFFICIAL GAZETTE	487
STATE UNIVERSITIES AND COLLEGES

Student Athletes Training and Competition Assistance Program				30,000,000				30,000,000
Implementation of the National Vision Screening Program, UP Manila				10,000,000				10,000,000
Integrated Mentoring and Mental Wellness Program, UP College of Medicine, UP Manila				5,000,000				5,000,000
Construction/Rehabilitation of Audio-Visual Room (AVR2), South Road Properties Campus, UP Cebu						21,460,000		21,460,000
Construction/Completion of Dormitory for Graduate Students, UP Los Baños						21,460,000		21,460,000
Establishment of Health Innovation Hub, UP Mindanao						18,671,000		18,671,000
Development of the UP Artificial Intelligence (AI) Research Tool, UP System						5,486,000		5,486,000
Digital Futures Research Hub: Empowering Doctoral Graduates through a Collaborative Mentoring Ecosystem, UP Open University						12,000,000		12,000,000
Heritage Digitization and Publication Project, National Institute of Islamic Studies and Civilizations, UP Institute of Islamic Studies, UP Diliman						5,500,000		5,500,000
Smart Library, National Institute of Islamic Studies and Civilizations, UP Institute of Islamic Studies, UP Diliman				4,500,000				4,500,000
Repair and Rehabilitation of Atienza Hall, Department of Military Science, UP Diliman						10,000,000		10,000,000

Sub-total, Locally-Funded Project(s)				501,001,000		1,326,054,000		1,827,055,000

Total, Project(s)				501,001,000		1,326,054,000		1,827,055,000

TOTAL NEW APPROPRIATIONS	₱	17,809,890,000	₱	9,763,835,000	₱	1,901,054,000	₱	29,474,779,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	12,640,034

Total Permanent Positions	12,640,034

488	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Other Compensation Common to All
Personnel Economic Relief Allowance	321,540
Representation Allowance	12,534
Transportation Allowance	10,974
Clothing and Uniform Allowance	94,794
Honoraria	123,941
Mid-Year Bonus - Civilian	1,053,336
Year End Bonus	1,053,336
Cash Gift	67,710
Productivity Enhancement Incentive	67,710
Step Increment	31,602

Total Other Compensation Common to All	2,837,477

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	701,571
Magna Carta for Science & Technology Personnel	11,210
Lump-sum for Filling of Positions - Civilian	953,015

Total Other Compensation for Specific Groups	1,665,796

Other Benefits
PAG-IBIG Contributions	32,500
PhilHealth Contributions	232,384
Employees Compensation Insurance Premiums	16,249
Loyalty Award - Civilian	4,125
Terminal Leave	159,263

Total Other Benefits	444,521

Non-Permanent Positions	222,062

Total Personnel Services	17,809,890

Maintenance and Other Operating Expenses
Travelling Expenses	32,557
Training and Scholarship Expenses	201,446
Supplies and Materials Expenses	2,627,635
Utility Expenses	743,555
Communication Expenses	66,908
Awards/Rewards and Prizes	162,510
Survey, Research, Exploration and Development Expenses	159,687
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,935
Professional Services	185,255
General Services	801,097
Repairs and Maintenance	394,341
Financial Assistance/Subsidy	3,196,983
Taxes, Insurance Premiums and Other Fees	53,757
Other Maintenance and Operating Expenses
Advertising Expenses	457
Printing and Publication Expenses	10,365
Representation Expenses	38,615
Transportation and Delivery Expenses	19,912

JANUARY 5, 2026	OFFICIAL GAZETTE	489
STATE UNIVERSITIES AND COLLEGES

Rent/Lease Expenses	155,583
Membership Dues and Contributions to Organizations	4,791
Subscription Expenses	102,366
Bank Transaction Fee	81
Other Maintenance and Operating Expenses	803,999

Total Maintenance and Other Operating Expenses	9,763,835

Total Current Operating Expenditures	27,573,725

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	280,000
Buildings and Other Structures	866,591
Machinery and Equipment Outlay	748,463
Transportation Equipment Outlay	6,000

Total Capital Outlays	1,901,054

TOTAL NEW APPROPRIATIONS	29,474,779

A.2. PHILIPPINE ENERGY RESEARCH AND POLICY INSTITUTE

For general administration and support, and operations, as indicated hereunder	₱	72,072,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	12,539,000	₱	13,771,000	₱	3,878,000	₱	30,188,000
Operations		12,655,000		19,229,000		10,000,000		41,884,000

RESEARCH DEVELOPMENT AND POLICY UTILIZATION PROGRAM		6,282,000		12,361,000		4,000,000		22,643,000
TECHNICAL ADVISORY EXTENSION PROGRAM		6,373,000		6,868,000		6,000,000		19,241,000

TOTAL NEW APPROPRIATIONS	₱	25,194,000	₱	33,000,000	₱	13,878,000	₱	72,072,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Energy Research and Policy Institute (PERPI) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) PERPI’s website.

The PERPI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

490	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	12,539,000	₱	13,771,000	₱	3,878,000	₱	30,188,000

Sub-total, General Administration and Support		12,539,000		13,771,000		3,878,000		30,188,000

Operations
RESEARCH DEVELOPMENT AND POLICY UTILIZATION PROGRAM		6,282,000		12,361,000		4,000,000		22,643,000

Provision of Research Services and Policy Development		6,282,000		12,361,000		4,000,000		22,643,000
TECHNICAL ADVISORY EXTENSION PROGRAM		6,373,000		6,868,000		6,000,000		19,241,000

Provision of Extension Services		6,373,000		6,868,000		6,000,000		19,241,000

Sub-total, Operations		12,655,000		19,229,000		10,000,000		41,884,000

TOTAL NEW APPROPRIATIONS	₱	25,194,000	₱	33,000,000	₱	13,878,000	₱	72,072,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	15,979

Total Permanent Positions	15,979

Other Compensation Common to All
Personnel Economic Relief Allowance	576
Representation Allowance	330
Transportation Allowance	330
Clothing and Uniform Allowance	168
Honoraria	2,498
Mid-Year Bonus - Civilian	1,331
Year End Bonus	1,331
Cash Gift	120

JANUARY 5, 2026	OFFICIAL GAZETTE	491
STATE UNIVERSITIES AND COLLEGES

Per Diems	1,584
Productivity Enhancement Incentive	120
Step Increment	40

Total Other Compensation Common to All	8,428

Other Benefits
PAG-IBIG Contributions	57
PhilHealth Contributions	383
Employees Compensation Insurance Premiums	28

Total Other Benefits	468

Non-Permanent Positions	319

Total Personnel Services	25,194

Maintenance and Other Operating Expenses
Travelling Expenses	2,827
Training and Scholarship Expenses	5,347
Supplies and Materials Expenses	2,401
Utility Expenses	800
Communication Expenses	1,394
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	200
Professional Services	8,429
Taxes, Insurance Premiums and Other Fees	100
Labor and Wages	2,982
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,653
Rent/Lease Expenses	2,378
Membership Dues and Contributions to Organizations	143
Subscription Expenses	3,868
Other Maintenance and Operating Expenses	478

Total Maintenance and Other Operating Expenses	33,000

Total Current Operating Expenditures	58,194

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	13,878

Total Capital Outlays	13,878

TOTAL NEW APPROPRIATIONS	72,072

492	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

B. NATIONAL CAPITAL REGION

B.1. EULOGIO “AMANG” RODRIGUEZ INSTITUTE OF SCIENCE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	530,947,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	110,580,000	₱	48,265,000	₱		₱	158,845,000
Support to Operations		8,354,000		617,000				8,971,000
Operations		185,406,000		144,667,000		23,058,000		353,131,000

HIGHER EDUCATION PROGRAM		165,309,000		142,482,000		23,058,000		330,849,000
ADVANCED EDUCATION PROGRAM		1,952,000		234,000				2,186,000
RESEARCH PROGRAM		1,692,000		899,000				2,591,000
TECHNICAL ADVISORY EXTENSION PROGRAM		16,453,000		1,052,000				17,505,000

Total, Regular Programs		304,340,000		193,549,000		23,058,000		520,947,000

B. PROJECT(S)
Locally-Funded Project(s)				10,000,000				10,000,000

Total, Project(s)				10,000,000				10,000,000

TOTAL NEW APPROPRIATIONS	₱	304,340,000	₱	203,549,000	₱	23,058,000	₱	530,947,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	57,209,000	₱	48,265,000	₱	₱	105,474,000
Administration of Personnel Benefits		53,371,000					53,371,000

Sub-total, General Administration and Support		110,580,000		48,265,000			158,845,000

JANUARY 5, 2026	OFFICIAL GAZETTE	493
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		8,354,000		617,000				8,971,000

Sub-total, Support to Operations		8,354,000		617,000				8,971,000

Operations
HIGHER EDUCATION PROGRAM		165,309,000		142,482,000		23,058,000		330,849,000

Provision of Higher Education Services		165,309,000		3,315,000		23,058,000		191,682,000
Free Higher Education				139,167,000				139,167,000
ADVANCED EDUCATION PROGRAM		1,952,000		234,000				2,186,000

Provision of Advanced Education Services		1,952,000		234,000				2,186,000
RESEARCH PROGRAM		1,692,000		899,000				2,591,000

Conduct of Research Services		1,692,000		899,000				2,591,000
TECHNICAL ADVISORY EXTENSION PROGRAM		16,453,000		1,052,000				17,505,000

Provision of Extension Services		16,453,000		1,052,000				17,505,000

Sub-total, Operations		185,406,000		144,667,000		23,058,000		353,131,000

Total, Regular Programs		304,340,000		193,549,000		23,058,000		520,947,000

PROJECT(S)
Locally-Funded Project(s)
Repainting of EARIST Buildings and
Replacement of Old Roofing of Apilado and Nudas Buildings				10,000,000				10,000,000

Sub-total, Locally-Funded Project(s)				10,000,000				10,000,000

Total, Project(s)				10,000,000				10,000,000

TOTAL NEW APPROPRIATIONS	₱	304,340,000	₱	203,549,000	₱	23,058,000	₱	530,947,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	191,648

Total Permanent Positions	191,648

494	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Other Compensation Common to All
Personnel Economic Relief Allowance	9,144
Representation Allowance	288
Transportation Allowance	288
Clothing and Uniform Allowance	2,667
Honoraria	2,008
Mid-Year Bonus - Civilian	15,971
Year End Bonus	15,971
Cash Gift	1,905
Productivity Enhancement Incentive	1,905
Step Increment	479

Total Other Compensation Common to All	50,626

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	60
Lump-sum for Filling of Positions - Civilian	49,138

Total Other Compensation for Specific Groups	49,198

Other Benefits
PAG-IBIG Contributions	914
PhilHealth Contributions	4,769
Employees Compensation Insurance Premiums	456
Loyalty Award - Civilian	160
Terminal Leave	4,233

Total Other Benefits	10,532

Non-Permanent Positions	2,336

Total Personnel Services	304,340

Maintenance and Other Operating Expenses
Travelling Expenses	654
Training and Scholarship Expenses	1,361
Supplies and Materials Expenses	8,237
Utility Expenses	22,011
Communication Expenses	1,108
Awards/Rewards and Prizes	100
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	545
General Services	18,866
Repairs and Maintenance	10,155
Financial Assistance/Subsidy	139,167
Taxes, Insurance Premiums and Other Fees	475
Other Maintenance and Operating Expenses
Printing and Publication Expenses	77
Representation Expenses	307
Transportation and Delivery Expenses	50
Membership Dues and Contributions to Organizations	200
Subscription Expenses	100

Total Maintenance and Other Operating Expenses	203,549

JANUARY 5, 2026	OFFICIAL GAZETTE	495
STATE UNIVERSITIES AND COLLEGES

Total Current Operating Expenditures	507,889

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	23,058

Total Capital Outlays	23,058

TOTAL NEW APPROPRIATIONS	530,947

B.2. MARIKINA POLYTECHNIC COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	332,171,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	79,821,000	₱	14,392,000	₱		₱	94,213,000
Operations		113,536,000		101,422,000		8,000,000		222,958,000

HIGHER EDUCATION PROGRAM		113,536,000		101,422,000		8,000,000		222,958,000

Total, Regular Programs		193,357,000		115,814,000		8,000,000		317,171,000

B. PROJECT(S)
Locally-Funded Project(s)						15,000,000		15,000,000

Total, Project(s)						15,000,000		15,000,000

TOTAL NEW APPROPRIATIONS	₱	193,357,000	₱	115,814,000	₱	23,000,000	₱	332,171,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	49,604,000	₱	14,392,000	₱	₱	63,996,000
Administration of Personnel Benefits		30,217,000					30,217,000

Sub-total, General Administration and Support		79,821,000		14,392,000			94,213,000

496	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Operations
HIGHER EDUCATION PROGRAM		113,536,000		101,422,000		8,000,000		222,958,000

Provision of Higher Education Services		113,536,000		38,265,000		8,000,000		159,801,000
Free Higher Education				63,157,000				63,157,000

Sub-total, Operations		113,536,000		101,422,000		8,000,000		222,958,000

Total, Regular Programs		193,357,000		115,814,000		8,000,000		317,171,000

B. PROJECT(S)
Locally-Funded Project(s)
Rehabilitation and Repair of the Teacher Education Building and Laboratories						15,000,000		15,000,000

Sub-total, Locally-Funded Project(s)						15,000,000		15,000,000

Total, Project(s)						15,000,000		15,000,000

TOTAL NEW APPROPRIATIONS	₱	193,357,000	₱	115,814,000	₱	23,000,000	₱	332,171,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	124,498

Total Permanent Positions	124,498

Other Compensation Common to All
Personnel Economic Relief Allowance	5,736
Representation Allowance	186
Transportation Allowance	186
Clothing and Uniform Allowance	1,673
Honoraria	742
Mid-Year Bonus - Civilian	10,374
Year End Bonus	10,374
Cash Gift	1,195
Productivity Enhancement Incentive	1,195
Step Increment	312

Total Other Compensation Common to All	31,973

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	78

JANUARY 5, 2026	OFFICIAL GAZETTE	497
STATE UNIVERSITIES AND COLLEGES

Lump-sum for Filling of Positions - Civilian	30,066

Total Other Compensation for Specific Groups	30,144

Other Benefits
PAG-IBIG Contributions	573
PhilHealth Contributions	3,095
Employees Compensation Insurance Premiums	287
Loyalty Award - Civilian	210
Terminal Leave	151

Total Other Benefits	4,316

Non-Permanent Positions	2,426

Total Personnel Services	193,357

Maintenance and Other Operating Expenses
Travelling Expenses	1,200
Training and Scholarship Expenses	4,960
Supplies and Materials Expenses	4,817
Utility Expenses	17,493
Communication Expenses	2,300
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	116
General Services	5,121
Repairs and Maintenance	1,100
Financial Assistance/Subsidy	63,157
Taxes, Insurance Premiums and Other Fees	4,000
Labor and Wages	2,000
Other Maintenance and Operating Expenses
Subscription Expenses	6,000
Other Maintenance and Operating Expenses	2,550

Total Maintenance and Other Operating Expenses	115,814

Total Current Operating Expenditures	309,171

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	15,000
Machinery and Equipment Outlay	8,000

Total Capital Outlays	23,000

TOTAL NEW APPROPRIATIONS	332,171

B.3. PHILIPPINE NORMAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,563,269,000

498	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	295,715,000	₱	107,296,000	₱	18,885,000	₱	421,896,000
Support to Operations		16,264,000		12,075,000				28,339,000
Operations		496,876,000		154,358,000				651,234,000

HIGHER EDUCATION PROGRAM		379,861,000		142,686,000				522,547,000
ADVANCED EDUCATION PROGRAM		62,011,000		5,299,000				67,310,000
RESEARCH PROGRAM		14,841,000		2,697,000				17,538,000
TECHNICAL ADVISORY EXTENSION PROGRAM		40,163,000		3,676,000				43,839,000

Total, Regular Programs		808,855,000		273,729,000		18,885,000		1,101,469,000

B. PROJECT(S)
Locally-Funded Project(s)				1,000,000		460,800,000		461,800,000

Total, Project(s)				1,000,000		460,800,000		461,800,000

TOTAL NEW APPROPRIATIONS	₱	808,855,000	₱	274,729,000	₱	479,685,000	₱	1,563,269,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	144,667,000	₱	107,296,000	₱	18,885,000	₱	270,848,000
Administration of Personnel Benefits		151,048,000						151,048,000

Sub-total, General Administration and Support		295,715,000		107,296,000		18,885,000		421,896,000

Support to Operations
Auxiliary Services		16,264,000		12,075,000				28,339,000

Sub-total, Support to Operations		16,264,000		12,075,000				28,339,000

JANUARY 5, 2026	OFFICIAL GAZETTE	499
STATE UNIVERSITIES AND COLLEGES

Operations
HIGHER EDUCATION PROGRAM		379,861,000		142,686,000				522,547,000

Provision of Higher Education Services		379,861,000		97,158,000				477,019,000
Free Higher Education				45,528,000				45,528,000
ADVANCED EDUCATION PROGRAM		62,011,000		5,299,000				67,310,000

Provision of Advanced Education Services		62,011,000		5,299,000 .				67,310,000
RESEARCH PROGRAM		14,841,000		2,697,000				17,538,000

Conduct of Research Services		14,841,000		2,697,000				17,538,000
TECHNICAL ADVISORY EXTENSION PROGRAM		40,163,000		3,676,000				43,839,000

Provision of Extension Services		40,163,000		3,676,000				43,839,000

Sub-total, Operations		496,876,000		154,358,000				651,234,000

Total, Regular Programs		808,855,000		273,729,000		18,885,000		1,101,469,000

PROJECT(S)
Locally-Funded Project(s)
Construction of a Three-Storey Gymnasium, Manila Campus						200,000,000		200,000,000
Completion of the National Center for Teacher Education (NCTE) Building (formerly the Philippine Normal University Convention and Training Center), Manila Campus						230,800,000		230,800,000
Training of Early Childhood Development Teachers for Local Government Units (LGUs)				1,000,000				1,000,000
Construction of a Three-Storey Graduate School Building, PNU-Mindanao Campus						30,000,000		30,000,000

Sub-total, Locally-Funded Project(s)				1,000,000		460,800,000		461,800,000

Total, Project(s)				1,000,000		460,800,000		461,800,000

TOTAL NEW APPROPRIATIONS	₱	808,855,000	₱	274,729,000	₱	479,685,000	₱	1,563,269,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

500	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Permanent Positions
Basic Salary	425,563

Total Permanent Positions	425,563

Other Compensation Common to All
Personnel Economic Relief Allowance	13,512
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	3,941
Honoraria	113,859
Mid-Year Bonus - Civilian	35,463
Year End Bonus	35,463
Cash Gift	2,815
Productivity Enhancement Incentive	2,815
Step Increment	1,064

Total Other Compensation Common to All	209,496

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,598
Lump-sum for Filling of Positions - Civilian	149,290
Anniversary Bonus - Civilian	1,665

Total Other Compensation for Specific Groups	152,553

Other Benefits
PAG-IBIG Contributions	1,352
PhilHealth Contributions	9,554
Employees Compensation Insurance Premiums	676
Loyalty Award - Civilian	520
Terminal Leave	1,758

Total Other Benefits	13,860

Non-Permanent Positions	7,383

Total Personnel Services	808,855

Maintenance and Other Operating Expenses
Travelling Expenses	9,937
Training and Scholarship Expenses	23,525
Supplies and Materials Expenses	28,818
Utility Expenses	56,242
Communication Expenses	5,540
Awards/Rewards and Prizes	2,158
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	500
Professional Services	9,705
General Services	59,108
Repairs and Maintenance	10,280
Financial Assistance/Subsidy	45,528

JANUARY 5, 2026	OFFICIAL GAZETTE	501
STATE UNIVERSITIES AND COLLEGES

Taxes, Insurance Premiums and Other Fees	5,143
Labor and Wages	9,325
Other Maintenance and Operating Expenses
Advertising Expenses	550
Printing and Publication Expenses	1,000
Representation Expenses	1,205
Rent/Lease Expenses	2,165
Membership Dues and Contributions to Organizations	2,150
Subscription Expenses	1,850

Total Maintenance and Other Operating Expenses	274,729

Total Current Operating Expenditures	1,083,584

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	460,800
Machinery and Equipment Outlay	18,885

Total Capital Outlays	479,685

TOTAL NEW APPROPRIATIONS	1,563,269

B.4. NATIONAL AVIATION ACADEMY OF THE PHILIPPINES

(formerly Philippine State College of Aeronautics)

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	526,149,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	72,016,000	₱	40,948,000	₱		₱	112,964,000
Operations		128,779,000		224,406,000		48,000,000		401,185,000

HIGHER EDUCATION PROGRAM		128,779,000		224,406,000		48,000,000		401,185,000

Total, Regular Programs		200,795,000		265,354,000		48,000,000		514,149,000

B. PROJECT(S)
Locally-Funded Project(s)						12,000,000		12,000,000

Total, Project(s)						12,000,000		12,000,000

TOTAL NEW APPROPRIATIONS	₱	200,795,000	₱	265,354,000	₱	60,000,000	₱	526,149,000

502	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	47,866,000	₱	40,948,000	₱		₱	88,814,000
Administration of Personnel Benefits		24,150,000						24,150,000

Sub-total, General Administration and Support		72,016,000		40,948,000				112,964,000

Operations
HIGHER EDUCATION PROGRAM		128,779,000		224,406,000		48,000,000		401,185,000

Provision of Higher Education Services		128,779,000		11,083,000		48,000,000		187,862,000
Free Higher Education				213,323,000				213,323,000

Sub-total, Operations		128,779,000		224,406,000		48,000,000		401,185,000

Total, Regular Programs		200,795,000		265,354,000		48,000,000		514,149,000

PROJECT(S)
Locally-Funded Project(s)
Design and Construction of Academic Building including Physics and Chemistry Laboratory Facilities						12,000,000		12,000,000

Sub-total, Locally-Funded Project(s)						12,000,000		12,000,000

Total, Project(s)						12,000,000		12,000,000

TOTAL NEW APPROPRIATIONS	₱	200,795,000	₱	265,354,000	₱	60,000,000	₱	526,149,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	134,336

Total Permanent Positions	134,336

JANUARY 5, 2026	OFFICIAL GAZETTE	503
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	6,264
Representation Allowance	288
Transportation Allowance	288
Clothing and Uniform Allowance	1,827
Honoraria	1,720
Mid-Year Bonus - Civilian	11,195
Year End Bonus	11,195
Cash Gift	1,305
Productivity Enhancement Incentive	1,305
Step Increment	335

Total Other Compensation Common to All	35,722

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	40
Lump-sum for Filling of Positions - Civilian	23,571

Total Other Compensation for Specific Groups	23,611

Other Benefits
PAG-IBIG Contributions	627
PhilHealth Contributions	3,271
Employees Compensation Insurance Premiums	313
Loyalty Award - Civilian	95
Terminal Leave	579

Total Other Benefits	4,885

Non-Permanent Positions	2,241

Total Personnel Services	200,795

Maintenance and Other Operating Expenses
Travelling Expenses	2,200
Training and Scholarship Expenses	1,300
Supplies and Materials Expenses	4,080
Utility Expenses	10,500
Communication Expenses	1,100
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	120
Professional Services	100
General Services	27,500
Repairs and Maintenance	2,778
Financial Assistance/Subsidy	213,323
Taxes, Insurance Premiums and Other Fees	650
Other Maintenance and Operating Expenses
Representation Expenses	883
Rent/Lease Expenses	820

Total Maintenance and Other Operating Expenses	265,354

Total Current Operating Expenditures	466,149

504	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	12,000
Machinery and Equipment Outlay	48,000

Total Capital Outlays	60,000

TOTAL NEW APPROPRIATIONS	526,149

B.5. POLYTECHNIC UNIVERSITY OF THE PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	3,793,196,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	620,606,000	₱	167,936,000	₱		₱	788,542,000
Support to Operations		66,908,000		3,362,000				70,270,000
Operations		1,131,580,000		1,378,493,000		259,311,000		2,769,384,000

HIGHER EDUCATION PROGRAM		1,058,596,000		1,368,375,000		259,311,000		2,686,282,000
ADVANCED EDUCATION PROGRAM		27,438,000		5,260,000				32,698,000
RESEARCH PROGRAM		21,530,000		3,151,000				24,681,000
TECHNICAL ADVISORY EXTENSION PROGRAM		24,016,000		1,707,000				25,723,000

Total, Regular Programs		1,819,094,000		1,549,791,000		259,311,000		3,628,196,000

B. PROJECT(S)
Locally-Funded Project(s)						165,000,000		165,000,000

Total, Project(s)						165,000,000		165,000,000

TOTAL NEW APPROPRIATIONS	₱	1,819,094,000	₱	1,549,791,000	₱	424,311,000	₱	3,793,196,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	370,580,000	₱	167,936,000	₱	₱	538,516,000

JANUARY 5, 2026	OFFICIAL GAZETTE	505
STATE UNIVERSITIES AND COLLEGES

Administration of Personnel Benefits		250,026,000						250,026,000

Sub-total, General Administration and Support		620,606,000		167,936,000				788,542,000

Support to Operations
Auxiliary Services		66,908,000		3,362,000				70,270,000

Sub-total, Support to Operations		66,908,000		3,362,000				70,270,000

Operations
HIGHER EDUCATION PROGRAM		1,058,596,000		1,368,375,000		259,311,000		2,686,282,000

Provision of Higher Education Services		1,058,596,000		68,689,000		259,311,000		1,386,596,000
Free Higher Education				1,299,686,000				1,299,686,000
ADVANCED EDUCATION PROGRAM		27,438,000		5,260,000				32,698,000

Provision of Advanced Education Services		27,438,000		5,260,000				32,698,000
RESEARCH PROGRAM		21,530,000		3,151,000				24,681,000

Conduct of Research Services		21,530,000		3,151,000				24,681,000
TECHNICAL ADVISORY EXTENSION PROGRAM		24,016,000		1,707,000				25,723,000

Provision of Extension Services		24,016,000		1,707,000				25,723,000

Sub-total, Operations		1,131,580,000		1,378,493,000		259,311,000		2,769,384,000

Total, Regular Programs		1,819,094,000		1,549,791,000		259,311,000		3,628,196,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Academic Building (Phase II) - PUP Sablayan						50,000,000		50,000,000
Construction of Multi-Purpose Building, PUP-Lopez, Quezon Campus						50,000,000		50,000,000
Construction of Academic Building (Phase III) - PUP Taguig						15,000,000		15,000,000
Construction of Multi-Purpose Building, College of Engineering Extension Building, PUP-Sta. Mesa						50,000,000		50,000,000

Sub-total, Locally-Funded Project(s)						165,000,000		165,000,000

Total, Project(s)						165,000,000		165,000,000

TOTAL NEW APPROPRIATIONS	₱	1,819,094,000	₱	1,549,791,000	₱	424,311,000	₱	3,793,196,000

506	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,163,809

Total Permanent Positions	1,163,809

Other Compensation Common to All
Personnel Economic Relief Allowance	43,128
Representation Allowance	768
Transportation Allowance	768
Clothing and Uniform Allowance	12,579
Honoraria	74,300
Mid-Year Bonus - Civilian	96,984
Year End Bonus	96,984
Cash Gift	8,985
Productivity Enhancement Incentive	8,985
Step Increment	2,909

Total Other Compensation Common to All	346,390

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	480
Lump-sum for Filling of Positions - Civilian	209,579

Total Other Compensation for Specific Groups	210,059

Other Benefits
PAG-IBIG Contributions	4,313
PhilHealth Contributions	26,942
Employees Compensation Insurance Premiums	2,156
Loyalty Award - Civilian	1,280
Terminal Leave	40,447

Total Other Benefits	75,138

Non-Permanent Positions	23,698

Total Personnel Services	1,819,094

Maintenance and Other Operating Expenses
Travelling Expenses	9,500
Training and Scholarship Expenses	11,500
Supplies and Materials Expenses	51,110
Utility Expenses	113,000

JANUARY 5, 2026	OFFICIAL GAZETTE	507
STATE UNIVERSITIES AND COLLEGES

Communication Expenses	6,130
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	400
General Services	45,090
Repairs and Maintenance	3,650
Financial Assistance/Subsidy	1,294,686
Taxes, Insurance Premiums and Other Fees	8,170
Other Maintenance and Operating Expenses
Advertising Expenses	10
Printing and Publication Expenses	50
Representation Expenses	5,000
Transportation and Delivery Expenses	100
Rent/Lease Expenses	500
Membership Dues and Contributions to Organizations	200
Subscription Expenses	352
Other Maintenance and Operating Expenses	145

Total Maintenance and Other Operating Expenses	1,549,791

Total Current Operating Expenditures	3,368,885

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	165,000
Machinery and Equipment Outlay	259,311

Total Capital Outlays	424,311

TOTAL NEW APPROPRIATIONS	3,793,196

B.6. RIZAL TECHNOLOGICAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,108,552,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	182,676,000	₱	120,105,000	₱		₱	302,781,000
Support to Operations		8,709,000		728,000				9,437,000
Operations		301,918,000		343,916,000		100,500,000		746,334,000

HIGHER EDUCATION PROGRAM		277,525,000		342,772,000		100,500,000		720,797,000
ADVANCED EDUCATION PROGRAM		6,529,000		226,000				6,755,000

508	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

RESEARCH PROGRAM		9,580,000		476,000				10,056,000
TECHNICAL ADVISORY EXTENSION PROGRAM		8,284,000		442,000				8,726,000

Total, Regular Programs		493,303,000		464,749,000		100,500,000		1,058,552,000

B. PROJECT(S)
Locally-Funded Project(s)						50,000,000		50,000,000

Total, Project(s)						50,000,000		50,000,000

TOTAL NEW APPROPRIATIONS	₱	493,303,000	₱	464,749,000	₱	150,500,000	₱	1,108,552,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	36,747,000	₱	120,105,000	₱		₱	156,852,000
Administration of Personnel Benefits		145,929,000						145,929,000

Sub-total, General Administration and Support		182,676,000		120,105,000				302,781,000

Support to Operations
Auxiliary Services		8,709,000		728,000				9,437,000

Sub-total, Support to Operations		8,709,000		728,000				9,437,000

Operations
HIGHER EDUCATION PROGRAM		277,525,000		342,772,000		100,500,000		720,797,000

Provision of Higher Education Services		277,525,000		12,343,000		100,500,000		390,368,000
Free Higher Education				330,429,000				330,429,000
ADVANCED EDUCATION PROGRAM		6,529,000		226,000				6,755,000

Provision of Advanced Education Services		6,529,000		226,000				6,755,000
RESEARCH PROGRAM		9,580,000		476,000				10,056,000

Conduct of Research Services		9,580,000		476,000				10,056,000
TECHNICAL ADVISORY EXTENSION PROGRAM		8,284,000		442,000				8,726,000

JANUARY 5, 2026	OFFICIAL GAZETTE	509
STATE UNIVERSITIES AND COLLEGES

Provision of Extension Services		8,284,000		442,000				8,726,000

Sub-total, Operations		301,918,000		343,916,000		100,500,000		746,334,000

Total, Regular Programs		493,303,000		464,749,000		100,500,000		1,058,552,000

PROJECT(S)
Locally-Funded Project(s)
Rehabilitation and Upgrade of Campus Network Infrastructure and Cabling						50,000,000		50,000,000

Sub-total, Locally-Funded Project(s)						50,000,000		50,000,000

Total, Project(s)						50,000,000		50,000,000

TOTAL NEW APPROPRIATIONS	₱	493,303,000	₱	464,749,000	₱	150,500,000	₱	1,108,552,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	261,877

Total Permanent Positions	261,877

Other Compensation Common to All
Personnel Economic Relief Allowance	10,944
Representation Allowance	438
Transportation Allowance	300
Clothing and Uniform Allowance	3,192
Honoraria	7,692
Mid-Year Bonus - Civilian	21,823
Year End Bonus	21,823
Cash Gift	2,280
Productivity Enhancement Incentive	2,280
Step Increment	654

Total Other Compensation Common to All	71,426

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,219
Lump-sum for Filling of Positions - Civilian	138,183

Total Other Compensation for Specific Groups	139,402

510	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Other Benefits
PAG-IBIG Contributions	1,096
PhilHealth Contributions	6,349
Employees Compensation Insurance Premiums	547
Loyalty Award - Civilian	375
Terminal Leave	7,746

Total Other Benefits	16,113

Non-Permanent Positions	4,485

Total Personnel Services	493,303

Maintenance and Other Operating Expenses
Travelling Expenses	2,921
Training and Scholarship Expenses	1,530
Supplies and Materials Expenses	9,471
Utility Expenses	30,330
Communication Expenses	2,080
Awards/Rewards and Prizes	50
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	250
Professional Services	11,100
General Services	31,500
Repairs and Maintenance	670
Financial Assistance/Subsidy	330,429
Taxes, Insurance Premiums and Other Fees	12,823
Other Maintenance and Operating Expenses
Representation Expenses	1,240
Rent/Lease Expenses	200
Membership Dues and Contributions to Organizations	150
Donations	5
Other Maintenance and Operating Expenses	30,000

Total Maintenance and Other Operating Expenses	464,749

Total Current Operating Expenditures	958,052

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	50,000
Machinery and Equipment Outlay	100,500

Total Capital Outlays	150,500

TOTAL NEW APPROPRIATIONS	1,108,552

B.7. TECHNOLOGICAL UNIVERSITY OF THE PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,556,869,000

New Appropriations, by Programs/Projects

JANUARY 5, 2026	OFFICIAL GAZETTE	511
STATE UNIVERSITIES AND COLLEGES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	343,300,000	₱	61,304,000	₱		₱	404,604,000
Support to Operations		28,591,000		3,717,000				32,308,000
Operations		538,724,000		521,373,000		19,860,000		1,079,957,000

HIGHER EDUCATION PROGRAM		487,412,000		514,137,000		19,860,000		1,021,409,000
ADVANCED EDUCATION PROGRAM		8,425,000		1,168,000				9,593,000
RESEARCH PROGRAM		33,898,000		4,234,000				38,132,000
TECHNICAL ADVISORY EXTENSION PROGRAM		8,989,000		1,834,000				10,823,000

Total, Regular Programs		910,615,000		586,394,000		19,860,000		1,516,869,000

B. PROJECT(S)
Locally-Funded Project(s)						40,000,000		40,000,000

Total, Project(s)						40,000,000		40,000,000

TOTAL NEW APPROPRIATIONS	₱	910,615,000	₱	586,394,000	₱	59,860,000	₱	1,556,869,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	92,251,000	₱	61,304,000	₱	₱	153,555,000

National Capital Region (NCR)		68,968,000		39,068,000			108,036,000

Technological University of the Philippines- Manila		57,715,000		33,769,000			91,484,000
Technological University of the Philippines- Taguig		11,253,000		5,299,000			16,552,000
Region IVA - CALABARZON		11,777,000		10,156,000			21,933,000

Technological University of the Philippines- Cavite		11,777,000		10,156,000			21,933,000

512	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region VI - Western Visayas	11,506,000	12,080,000		23,586,000

Technological University of the Philippines- Visayas	11,506,000	12,080,000		23,586,000
Administration of Personnel Benefits	251,049,000			251,049,000

National Capital Region (NCR)	199,538,000			199,538,000

Technological University of the Philippines- Manila	169,782,000			169,782,000
Technological University of the Philippines- Taguig	29,756,000			29,756,000
Region IVA - CALABARZON	27,793,000			27,793,000

Technological University of the Philippines- Cavite	27,793,000			27,793,000
Region VI - Western Visayas	23,718,000			23,718,000

Technological University of the Philippines- Visayas	23,718,000			23,718,000

Sub-total, General Administration and Support	343,300,000	61,304,000		404,604,000

Support to Operations
Auxiliary Services	28,591,000	3,717,000		32,308,000

National Capital Region (NCR)	21,481,000	1,988,000		23,469,000

Technological University of the Philippines- Manila	13,495,000	1,668,000		15,163,000
Technological University of the Philippines- Taguig	7,986,000	320,000		8,306,000
Region IVA - CALABARZON		274,000		274,000

Technological University of the Philippines- Cavite		274,000		274,000
Region VI - Western Visayas	7,110,000	1,455,000		8,565,000

Technological University of the Philippines- Visayas	7,110,000	1,455,000		8,565,000

Sub-total, Support to Operations	28,591,000	3,717,000		32,308,000

Operations
HIGHER EDUCATION PROGRAM	487,412,000	514,137,000	19,860,000	1,021,409,000

Provision of Higher Education Services	487,412,000	48,674,000	19,860,000	555,946,000

JANUARY 5, 2026	OFFICIAL GAZETTE	513
STATE UNIVERSITIES AND COLLEGES

National Capital Region (NCR)	366,601,000	33,409,000	15,000,000	415,010,000

Technological University of the Philippines- Manila	300,253,000	19,415,000	15,000,000	334,668,000
Technological University of the Philippines- Taguig	66,348,000	13,994,000		80,342,000
Region IVA - CALABARZON	48,044,000	4,407,000		52,451,000

Technological University of the Philippines- Cavite	48,044,000	4,407,000		52,451,000
Region VI - Western Visayas	72,767,000	10,858,000	4,860,000	88,485,000

Technological University of the Philippines- Visayas	72,767,000	10,858,000	4,860,000	88,485,000
Free Higher Education		465,463,000		465,463,000

National Capital Region (NCR)		465,463,000		465,463,000

Technological University of the Philippines- Manila		465,463,000		465,463,000
ADVANCED EDUCATION PROGRAM	8,425,000	1,168,000		9,593,000

Provision of Advanced Education Services	8,425,000	1,168,000		9,593,000

National Capital Region (NCR)	8,425,000	1,168,000		9,593,000

Technological University of the Philippines- Manila	8,425,000	1,168,000		9,593,000
RESEARCH PROGRAM	33,898,000	4,234,000		38,132,000

Conduct of Research Services	33,898,000	4,234,000		38,132,000

National Capital Region (NCR)	26,459,000	2,302,000		28,761,000

Technological University of the Philippines- Manila	23,897,000	1,758,000		25,655,000
Technological University of the Philippines- Taguig	2,562,000	544,000		3,106,000
Region IVA - CALABARZON		374,000		374,000

Technological University of the Philippines- Cavite		374,000		374,000
Region VI - Western Visayas	7,439,000	1,558,000		8,997,000

Technological University of the Philippines- Visayas	7,439,000	1,558,000		8,997,000
TECHNICAL ADVISORY EXTENSION PROGRAM	8,989,000	1,834,000		10,823,000

Provision of Extension Services	8,989,000	1,834,000		10,823,000

514	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

National Capital Region (NCR)		2,005,000		786,000				2,791,000

Technological University of the Philippines- Manila		2,005,000		786,000				2,791,000

Region IVA - CALABARZON				226,000				226,000

Technological University of the Philippines- Cavite				226,000				226,000

Region VI - Western Visayas		6,984,000		822,000				7,806,000

Technological University of the Philippines- Visayas		6,984,000		822,000				7,806,000

Sub-total, Operations		538,724,000		521,373,000		19,860,000		1,079,957,000

Total, Regular Programs		910,615,000		586,394,000		19,860,000		1,516,869,000

PROJECT(S)
Locally-Funded Project(s)
Construction/Completion of Multipurpose Building (TUP Hostel), Barangay Western Bicutan, Taguig City						40,000,000		40,000,000

National Capital Region (NCR)						40,000,000		40,000,000

Technological University of the Philippines- Taguig						40,000,000		40,000,000

Sub-total, Locally-Funded Project(s)						40,000,000		40,000,000

Total, Project(s)						40,000,000		40,000,000

TOTAL NEW APPROPRIATIONS	₱	910,615,000	₱	586,394,000	₱	59,860,000	₱	1,556,869,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	483,706

Total Permanent Positions	483,706

Other Compensation Common to All
Personnel Economic Relief Allowance	20,280
Representation Allowance	510

JANUARY 5, 2026	OFFICIAL GAZETTE	515
STATE UNIVERSITIES AND COLLEGES

Transportation Allowance	510
Clothing and Uniform Allowance	5,915
Honoraria	30,293
Mid-Year Bonus - Civilian	40,308
Year End Bonus	40,308
Cash Gift	4,225
Productivity Enhancement Incentive	4,225
Step Increment	1,210

Total Other Compensation Common to All	147,784

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,682
Lump-sum for Filling of Positions - Civilian	246,680
Anniversary Bonus - Civilian	2,949

Total Other Compensation for Specific Groups	251,311

Other Benefits
PAG-IBIG Contributions	2,028
PhilHealth Contributions	11,730
Employees Compensation Insurance Premiums	1,013
Loyalty Award - Civilian	660
Terminal Leave	4,369

Total Other Benefits	19,800

Non-Permanent Positions	8,014

Total Personnel Services	910,615

Maintenance and Other Operating Expenses
Travelling Expenses	9,479
Training and Scholarship Expenses	7,860
Supplies and Materials Expenses	21,739
Utility Expenses	23,464
Communication Expenses	3,073
Awards/Rewards and Prizes	311
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	853
Professional Services	1,001
General Services	43,218
Repairs and Maintenance	3,454
Financial Assistance/Subsidy	465,463
Taxes, Insurance Premiums and Other Fees	967
Other Maintenance and Operating Expenses
Representation Expenses	5,272
Rent/Lease Expenses	240

Total Maintenance and Other Operating Expenses	586,394

Total Current Operating Expenditures	1,497,009

516	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	40,000
Machinery and Equipment Outlay	16,860
Furniture, Fixtures and Books Outlay	3,000

Total Capital Outlays	59,860

TOTAL NEW APPROPRIATIONS	1,556,869

JANUARY 5, 2026	OFFICIAL GAZETTE	517
STATE UNIVERSITIES AND COLLEGES

C. REGION I—ILOCOS

C.1. DON MARIANO MARCOS MEMORIAL STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,816,527,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	579,543,000	₱	50,926,000	₱		₱	630,469,000
Support to Operations		50,251,000		9,214,000				59,465,000
Operations		552,603,000		294,790,000		49,200,000		896,593,000

HIGHER EDUCATION PROGRAM		486,477,000		285,347,000		49,200,000		821,024,000
ADVANCED EDUCATION PROGRAM				1,547,000				1,547,000
RESEARCH PROGRAM		42,253,000		5,217,000				47,470,000
TECHNICAL ADVISORY EXTENSION PROGRAM		23,873,000		2,679,000				26,552,000

Total, Regular Programs		1,182,397,000		354,930,000		49,200,000		1,586,527,000

B. PROJECT(S)
Locally-Funded Project(s)						230,000,000		230,000,000

Total, Project(s)						230,000,000		230,000,000

TOTAL NEW APPROPRIATIONS	₱	1,182,397,000	₱	354,930,000	₱	279,200,000	₱	1,816,527,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	143,666,000	₱	50,926,000	₱	₱	194,592,000
Administration of Personnel Benefits		435,877,000					435,877,000

518	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Sub-total, General Administration and Support		579,543,000		50,926,000				630,469,000

Support to Operations
Auxiliary Services		50,251,000		9,214,000				59,465,000

Sub-total, Support to Operations		50,251,000		9,214,000				59,465,000

Operations
HIGHER EDUCATION PROGRAM		486,477,000		285,347,000		49,200,000		821,024,000

Provision of Higher Education Services		486,477,000		57,219,000		49,200,000		592,896,000
Free Higher Education				228,128,000				228,128,000
ADVANCED EDUCATION PROGRAM				1,547,000				1,547,000

Provision of Advanced Education Services				1,547,000				1,547,000
RESEARCH PROGRAM		42,253,000		5,217,000				47,470,000

Conduct of Research Services		42,253,000		5,217,000				47,470,000
TECHNICAL ADVISORY EXTENSION PROGRAM		23,873,000		2,679,000				26,552,000

Provision of Extension Services		23,873,000		2,679,000				26,552,000

Sub-total, Operations		552,603,000		294,790,000		49,200,000		896,593,000

Total, Regular Programs		1,182,397,000		354,930,000		49,200,000		1,586,527,000

PROJECT(S)
Locally-Funded Project(s)
Completion of Four-Storey Academic Building, College of Agriculture, South La Union Campus (Rosario)						80,000,000		80,000,000
Completion of College of Technology Automotive Building, Mid La Union Campus						80,000,000		80,000,000
Completion of Don Mariano Marcos Memorial State University Agri-Aqua Technology Business Incubation/Innovation Center, South La Union Campus (Rosario)						25,000,000		25,000,000
Construction of Veterinary Medicine Building and Animal Hospital						45,000,000		45,000,000

Sub-total, Locally-Funded Project(s)						230,000,000		230,000,000

Total, Project(s)						230,000,000		230,000,000

TOTAL NEW APPROPRIATIONS	₱	1,182,397,000	₱	354,930,000	₱	279,200,000	₱	1,816,527,000

JANUARY 5, 2026	OFFICIAL GAZETTE	519
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	563,859

Total Permanent Positions	563,859

Other Compensation Common to All
Personnel Economic Relief Allowance	25,584
Representation Allowance	414
Transportation Allowance	414
Clothing and Uniform Allowance	7,462
Honoraria	8,289
Mid-Year Bonus - Civilian	46,988
Year End Bonus	46,988
Cash Gift	5,330
Productivity Enhancement Incentive	5,330
Step Increment	1,411

Total Other Compensation Common to All	148,210

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	2,154
Lump-sum for Filling of Positions - Civilian	427,971
Anniversary Bonus - Civilian	3,234

Total Other Compensation for Specific Groups	433,359

Other Benefits
PAG-IBIG Contributions	2,558
PhilHealth Contributions	13,573
Employees Compensation Insurance Premiums	1,280
Loyalty Award - Civilian	730
Terminal Leave	7,906

Total Other Benefits	26,047

Non-Permanent Positions	10,922

Total Personnel Services	1,182,397

Maintenance and Other Operating Expenses
Travelling Expenses	4,913
Training and Scholarship Expenses	7,868
Supplies and Materials Expenses	25,934

520	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Utility Expenses	26,157
Communication Expenses	15,702
Awards/Rewards and Prizes	950
Survey, Research, Exploration and Development Expenses	200
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	12,637
General Services	6,527
Repairs and Maintenance	13,065
Financial Assistance/Subsidy	228,128
Taxes, Insurance Premiums and Other Fees	4,154
Other Maintenance and Operating Expenses
Advertising Expenses	52
Printing and Publication Expenses	1,473
Representation Expenses	4,512
Transportation and Delivery Expenses	1,000
Rent/Lease Expenses	75
Membership Dues and Contributions to Organizations	1,235
Subscription Expenses	150

Total Maintenance and Other Operating Expenses	354,930

Total Current Operating Expenditures	1,537,327

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	230,000
Machinery and Equipment Outlay	49,200

Total Capital Outlays	279,200

TOTAL NEW APPROPRIATIONS	1,816,527

C.2. ILOCOS SUR POLYTECHNIC STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	751,720,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	135,116,000	₱	22,354,000	₱	₱	157,470,000
Support to Operations		9,626,000		494,000			10,120,000
Operations		281,411,000		183,069,000			464,480,000

HIGHER EDUCATION PROGRAM		278,403,000		177,953,000			456,356,000
ADVANCED EDUCATION PROGRAM				2,268,000			2,268,000

JANUARY 5, 2026	OFFICIAL GAZETTE	521
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM		2,063,000		2,290,000				4,353,000
TECHNICAL ADVISORY EXTENSION PROGRAM		945,000		558,000				1,503,000

Total, Regular Programs		426,153,000		205,917,000				632,070,000

B. PROJECT(S)
Locally-Funded Project(s)						119,650,000		119,650,000

Total, Project(s)						119,650,000		119,650,000

TOTAL NEW APPROPRIATIONS	₱	426,153,000	₱	205,917,000	₱	119,650,000	₱	751,720,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	76,289,000	₱	22,354,000	₱	₱	98,643,000
Administration of Personnel Benefits		58,827,000					58,827,000

Sub-total, General Administration and Support		135,116,000		22,354,000			157,470,000

Support to Operations
Auxiliary Services		9,626,000		494,000			10,120,000

Sub-total, Support to Operations		9,626,000		494,000			10,120,000

Operations
HIGHER EDUCATION PROGRAM		278,403,000		177,953,000			456,356,000

Provision of Higher Education Services		278,403,000		14,293,000			292,696,000
Free Higher Education				163,660,000			163,660,000
ADVANCED EDUCATION PROGRAM				2,268,000			2,268,000

Provision of Advanced Education Services				2,268,000			2,268,000
RESEARCH PROGRAM		2,063,000		2,290,000			4,353,000

Conduct of Research Services		2,063,000		2,290,000			4,353,000
TECHNICAL ADVISORY EXTENSION PROGRAM		945,000		558,000			1,503,000

Provision of Extension Services		945,000		558,000			1,503,000

522	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Sub-total, Operations		281,411,000		183,069,000				464,480,000

Total, Regular Programs		426,153,000		205,917,000				632,070,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Three-Storey Academic and Laboratory Building - Health Services Phase II, Main Campus						20,000,000		20,000,000
Construction of Three-Storey Men’s Dormitory, Main Campus						20,000,000		20,000,000
Construction of Academic Building with Demolition Works, Narvacan Campus						34,650,000		34,650,000
Completion of Academic Building, Tagudin Campus						45,000,000		45,000,000

Sub-total, Locally-Funded Project(s)						119,650,000		119,650,000

Total, Project(s)						119,650,000		119,650,000

TOTAL NEW APPROPRIATIONS	₱	426,153,000	₱	205,917,000	₱	119,650,000	₱	751,720,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	279,445

Total Permanent Positions	279,445

Other Compensation Common to All
Personnel Economic Relief Allowance	12,888
Representation Allowance	138
Transportation Allowance	138
Clothing and Uniform Allowance	3,759
Honoraria	2,623
Mid-Year Bonus - Civilian	23,288
Year End Bonus	23,288
Cash Gift	2,685
Productivity Enhancement Incentive	2,685
Step Increment	699

Total Other Compensation Common to All	72,191

JANUARY 5, 2026	OFFICIAL GAZETTE	523
STATE UNIVERSITIES AND COLLEGES

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,504
Lump-sum for Filling of Positions - Civilian	56,803

Total Other Compensation for Specific Groups	58,307

Other Benefits
PAG-IBIG Contributions	1,289
PhilHealth Contributions	6,856
Employees Compensation Insurance Premiums	644
Loyalty Award - Civilian	400
Terminal Leave	2,024

Total Other Benefits	11,213

Non-Permanent Positions	4,997

Total Personnel Services	426,153

Maintenance and Other Operating Expenses
Travelling Expenses	3,061
Training and Scholarship Expenses	835
Supplies and Materials Expenses	16,516
Utility Expenses	10,710
Communication Expenses	1,178
Awards/Rewards and Prizes	300
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	993
General Services	3,885
Repairs and Maintenance	1,804
Financial Assistance/Subsidy	163,660
Taxes, Insurance Premiums and Other Fees	1,351
Other Maintenance and Operating Expenses
Printing and Publication Expenses	130
Representation Expenses	896
Rent/Lease Expenses	200
Membership Dues and Contributions to Organizations	200

Total Maintenance and Other Operating Expenses	205,917

Total Current Operating Expenditures	632,070

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	119,650

Total Capital Outlays	119,650

TOTAL NEW APPROPRIATIONS	751,720

C.3. MARIANO MARCOS STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,752,921,000

524	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	350,104,000	₱	56,303,000	₱	14,805,000	₱	421,212,000
Support to Operations		23,849,000		9,035,000		65,000		32,949,000
Operations		459,513,000		201,922,000		7,325,000		668,760,000

HIGHER EDUCATION PROGRAM		402,097,000		172,269,000		5,325,000		579,691,000
ADVANCED EDUCATION PROGRAM		11,924,000		3,647,000				15,571,000
RESEARCH PROGRAM		37,953,000		19,919,000		2,000,000		59,872,000
TECHNICAL ADVISORY EXTENSION PROGRAM		7,539,000		6,087,000				13,626,000

Total, Regular Programs		833,466,000		267,260,000		22,195,000		1,122,921,000

B. PROJECT(S)
Locally-Funded Project(s)						630,000,000		630,000,000

Total, Project(s)						630,000,000		630,000,000

TOTAL NEW APPROPRIATIONS	₱	833,466,000	₱	267,260,000	₱	652,195,000	₱	1,752,921,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	142,922,000	₱	56,303,000	₱	14,805,000	₱	214,030,000
Administration of Personnel Benefits		207,182,000						207,182,000

Sub-total, General Administration and Support		350,104,000		56,303,000		14,805,000		421,212,000

Support to Operations
Auxiliary Services		23,849,000		9,035,000		65,000		32,949,000

Sub-total, Support to Operations		23,849,000		9,035,000		65,000		32,949,000

JANUARY 5, 2026	OFFICIAL GAZETTE	525
STATE UNIVERSITIES AND COLLEGES

Operations
HIGHER EDUCATION PROGRAM	402,097,000	172,269,000	5,325,000	579,691,000

Provision of Higher Education Services	402,097,000	63,984,000	5,325,000	471,406,000
Free Higher Education		108,285,000		108,285,000
ADVANCED EDUCATION PROGRAM	11,924,000	3,647,000		15,571,000

Provision of Advanced Education Services	11,924,000	3,647,000		15,571,000
RESEARCH PROGRAM	37,953,000	19,919,000	2,000,000	59,872,000

Conduct of Research Services	37,953,000	14,641,000	2,000,000	54,594,000
Budget of National Bio-energy Research and Innovation Center		5,278,000		5,278,000
TECHNICAL ADVISORY EXTENSION PROGRAM	7,539,000	6,087,000		13,626,000

Provision of Extension Services	7,539,000	6,087,000		13,626,000

Sub-total, Operations	459,513,000	201,922,000	7,325,000	668,760,000

Total, Regular Programs	833,466,000	267,260,000	22,195,000	1,122,921,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Academic/ Laboratory/Research Complex of the College of Business, Economics and Accountancy, Batac Campus			126,000,000	126,000,000
Construction of the College of Engineering Academic Building Phase III with Site Development and Furnishing, Batac Campus			35,000,000	35,000,000
Completion of the Veterinary Medicine Complex, Batac Campus			40,000,000	40,000,000
Finishing and Furnishing of Fish Marine Products and Processing Center with Open Learning Spaces, MMSU - Currimao Campus			35,000,000	35,000,000
Construction of FEM Extension Building III (ILP and PPDO Office) West Wing, Batac City-Main Campus			60,000,000	60,000,000
Construction of Materials Recovery Facility (12 Units Placed in Strategic Locations), Batac City-Main Campus			9,000,000	9,000,000
Construction of Proposed FEM Multi-Purpose Park, Batac City-Main Campus			10,000,000	10,000,000
Construction of Academic Building, Dingras Campus			50,000,000	50,000,000

526	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Construction of NBERIC Phase 2, Batac City-Main Campus						100,000,000		100,000,000
Rehabilitation of MMSU Batac Campus Road Network (with Paved Shoulders and Covered Catwalks), Batac City-Main Campus						100,000,000		100,000,000
Construction of Practical Arts Building, Laoag CTE Campus						65,000,000		65,000,000

Sub-total, Locally-Funded Project(s)						630,000,000		630,000,000

Total, Project(s)						630,000,000		630,000,000

TOTAL NEW APPROPRIATIONS	₱	833,466,000	₱	267,260,000	₱	652,195,000	₱	1,752,921,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	458,693

Total Permanent Positions	458,693

Other Compensation Common to All
Personnel Economic Relief Allowance	19,680
Representation Allowance	222
Transportation Allowance	222
Clothing and Uniform Allowance	5,740
Honoraria	5,855
Mid-Year Bonus - Civilian	38,224
Year End Bonus	38,224
Cash Gift	4,100
Productivity Enhancement Incentive	4,100
Step Increment	1,148

Total Other Compensation Common to All	117,515

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,574
Lump-sum for Filling of Positions - Civilian	204,712

Total Other Compensation for Specific Groups	206,286

Other Benefits
PAG-IBIG Contributions	1,969
PhilHealth Contributions	11,097

JANUARY 5, 2026	OFFICIAL GAZETTE	527
STATE UNIVERSITIES AND COLLEGES

Employees Compensation Insurance Premiums	984
Loyalty Award - Civilian	830
Terminal Leave	2,470

Total Other Benefits	17,350

Non-Permanent Positions	33,622

Total Personnel Services	833,466

Maintenance and Other Operating Expenses
Travelling Expenses	6,710
Training and Scholarship Expenses	6,510
Supplies and Materials Expenses	34,018
Utility Expenses	39,546
Communication Expenses	3,761
Awards/Rewards and Prizes	710
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	30,583
General Services	7,585
Repairs and Maintenance	7,205
Financial Assistance/Subsidy	113,285
Taxes, Insurance Premiums and Other Fees	9,110
Labor and Wages	1,723
Other Maintenance and Operating Expenses
Advertising Expenses	60
Printing and Publication Expenses	873
Representation Expenses	3,118
Transportation and Delivery Expenses	10
Rent/Lease Expenses	20
Membership Dues and Contributions to Organizations	110
Subscription Expenses	988
Other Maintenance and Operating Expenses	1,137

Total Maintenance and Other Operating Expenses	267,260

Total Current Operating Expenditures	1,100,726

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	110,000
Buildings and Other Structures	520,000
Machinery and Equipment Outlay	22,195

Total Capital Outlays	652,195

TOTAL NEW APPROPRIATIONS	1,752,921

C.4. PANGASINAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,747,093,000

528	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	381,147,000	₱	63,190,000	₱		₱	444,337,000
Support to Operations		18,845,000		16,118,000				34,963,000
Operations		631,439,000		478,582,000		53,772,000		1,163,793,000

HIGHER EDUCATION PROGRAM		576,618,000		463,341,000		53,772,000		1,093,731,000
ADVANCED EDUCATION PROGRAM		9,893,000		1,323,000				11,216,000
RESEARCH PROGRAM		22,473,000		12,093,000				34,566,000
TECHNICAL ADVISORY EXTENSION PROGRAM		22,455,000		1,825,000				24,280,000

Total, Regular Programs		1,031,431,000		557,890,000		53,772,000		1,643,093,000

B. PROJECT(S)
Locally-Funded Project(s)						104,000,000		104,000,000

Total, Project(s)						104,000,000		104,000,000

TOTAL NEW APPROPRIATIONS	₱	1,031,431,000	₱	557,890,000	₱	157,772,000	₱	1,747,093,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱179,270,000	₱63,190,000	₱	₱242,460,000
Administration of Personnel Benefits	201,877,000			201,877,000

Sub-total, General Administration and Support	381,147,000	63,190,000		444,337,000

Support to Operations
Auxiliary Services	18,845,000	16,118,000		34,963,000

Sub-total, Support to Operations	18,845,000	16,118,000		34,963,000

JANUARY 5, 2026	OFFICIAL GAZETTE	529
STATE UNIVERSITIES AND COLLEGES

Operations
HIGHER EDUCATION PROGRAM		576,618,000		463,341,000		53,772,000		1,093,731,000

Provision of Higher Education Services		576,618,000		35,021,000		53,772,000		665,411,000
Free Higher Education				428,320,000				428,320,000
ADVANCED EDUCATION PROGRAM		9,893,000		1,323,000				11,216,000

Provision of Advanced Education Services		9,893,000		1,323,000				11,216,000
RESEARCH PROGRAM		22,473,000		12,093,000				34,566,000

Conduct of Research Services		22,473,000		12,093,000				34,566,000
TECHNICAL ADVISORY EXTENSION PROGRAM		22,455,000		1,825,000				24,280,000

Provision of Extension Services		22,455,000		1,825,000				24,280,000

Sub-total, Operations		631,439,000		478,582,000		53,772,000		1,163,793,000

Total, Regular Programs		1,031,431,000		557,890,000		53,772,000		1,643,093,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Grand Legacy Building Phase V, Lingayen Campus						80,000,000		80,000,000
Construction of Three-Storey Education Building, Urdaneta Campus						24,000,000		24,000,000

Sub-total, Locally-Funded Project(s)						104,000,000		104,000,000

Total, Project(s)						104,000,000		104,000,000

TOTAL NEW APPROPRIATIONS	₱	1,031,431,000	₱	557,890,000	₱	157,772,000	₱	1,747,093,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	638,312

Total Permanent Positions	638,312

530	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Other Compensation Common to All
Personnel Economic Relief Allowance	29,592
Representation Allowance	414
Transportation Allowance	414
Clothing and Uniform Allowance	8,631
Honoraria	6,173
Mid-Year Bonus - Civilian	53,192
Year End Bonus	53,192
Cash Gift	6,165
Productivity Enhancement Incentive	6,165
Step Increment	1,595

Total Other Compensation Common to All	165,533

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	857
Lump-sum for Filling of Positions - Civilian	193,113

Total Other Compensation for Specific Groups	193,970

Other Benefits
PAG-IBIG Contributions	2,959
PhilHealth Contributions	15,439
Employees Compensation Insurance Premiums	1,479
Loyalty Award - Civilian	625
Terminal Leave	8,764

Total Other Benefits	29,266

Non-Permanent Positions	4,350

Total Personnel Services	1,031,431

Maintenance and Other Operating Expenses
Travelling Expenses	3,828
Training and Scholarship Expenses	2,706
Supplies and Materials Expenses	47,598
Utility Expenses	37,405
Communication Expenses	3,631
Awards/Rewards and Prizes	3,035
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	2,640
General Services	8,912
Repairs and Maintenance	8,654
Financial Assistance/Subsidy	428,320
Taxes, Insurance Premiums and Other Fees	2,926
Labor and Wages	709
Other Maintenance and Operating Expenses
Advertising Expenses	62
Printing and Publication Expenses	1,462
Representation Expenses	4,962
Transportation and Delivery Expenses	238

JANUARY 5, 2026	OFFICIAL GAZETTE	531
STATE UNIVERSITIES AND COLLEGES

Rent/Lease Expenses	144
Membership Dues and Contributions to Organizations	156
Subscription Expenses	322

Total Maintenance and Other Operating Expenses	557,890

Total Current Operating Expenditures	1,589,321

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	104,000
Machinery and Equipment Outlay	20,000
Transportation Equipment Outlay	31,627
Furniture, Fixtures and Books Outlay	2,145

Total Capital Outlays	157,772

TOTAL NEW APPROPRIATIONS	1,747,093

C.5. UNIVERSITY OF NORTHERN PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,006,966,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	191,828,000	₱	39,425,000	₱	20,988,000	₱	252,241,000
Support to Operations		13,455,000		24,304,000				37,759,000
Operations		433,261,000		143,705,000				576,966,000

HIGHER EDUCATION PROGRAM		416,846,000		132,807,000				549,653,000
ADVANCED EDUCATION PROGRAM		5,707,000		3,296,000				9,003,000
RESEARCH PROGRAM		5,933,000		3,881,000				9,814,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,775,000		3,721,000				8,496,000

Total, Regular Programs		638,544,000		207,434,000		20,988,000		866,966,000

B. PROJECT(S)
Locally-Funded Project(s)						140,000,000		140,000,000

Total, Project(s)						140,000,000		140,000,000

TOTAL NEW APPROPRIATIONS	₱	638,544,000	₱	207,434,000	₱	160,988,000	₱	1,006,966,000

532	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	126,655,000	₱	39,425,000	₱	20,988,000	₱	187,068,000
Administration of Personnel Benefits		65,173,000						65,173,000

Sub-total, General Administration and Support		191,828,000		39,425,000		20,988,000		252,241,000

Support to Operations
Auxiliary Services		13,455,000		24,304,000				37,759,000

Sub-total, Support to Operations		13,455,000		24,304,000				37,759,000

Operations
HIGHER EDUCATION PROGRAM		416,846,000		132,807,000				549,653,000

Provision of Higher Education Services		416,846,000		21,354,000				438,200,000
Free Higher Education				111,453,000				111,453,000
ADVANCED EDUCATION PROGRAM		5,707,000		3,296,000				9,003,000

Provision of Advanced Education Services		5,707,000		3,296,000				9,003,000
RESEARCH PROGRAM		5,933,000		3,881,000				9,814,000

Conduct of Research Services		5,933,000		3,881,000				9,814,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,775,000		3,721,000				8,496,000

Provision of Extension Services		4,775,000		3,721,000				8,496,000

Sub-total, Operations		433,261,000		143,705,000				576,966,000

Total, Regular Programs		638,544,000		207,434,000		20,988,000		866,966,000

PROJECT(S)
Locally-Funded Project(s)
Construction and Rehabilitation of Canal and Road Network of the University of Northern Philippines, Phase I						35,000,000		35,000,000
Rehabilitation of the College of Engineering Building, Phase I						60,000,000		60,000,000

JANUARY 5, 2026	OFFICIAL GAZETTE	533
STATE UNIVERSITIES AND COLLEGES

Construction of the College of Nursing Academic Building III, Phase 1						45,000,000		45,000,000

Sub-total, Locally-Funded Project(s)						140,000,000		140,000,000

Total, Project(s)						140,000,000		140,000,000

TOTAL NEW APPROPRIATIONS	₱	638,544,000	₱	207,434,000	₱	160,988,000	₱	1,006,966,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	426,849

Total Permanent Positions	426,849

Other Compensation Common to All
Personnel Economic Relief Allowance	17,064
Representation Allowance	294
Transportation Allowance	294
Clothing and Uniform Allowance	4,977
Honoraria	6,479
Mid-Year Bonus - Civilian	35,571
Year End Bonus	35,571
Cash Gift	3,555
Productivity Enhancement Incentive	3,555
Step Increment	1,068

Total Other Compensation Common to All	108,428

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	2,208
Lump-sum for Filling of Positions - Civilian	59,317

Total Other Compensation for Specific Groups	61,525

Other Benefits
PAG-IBIG Contributions	1,707
PhilHealth Contributions	10,107
Employees Compensation Insurance Premiums	852
Loyalty Award - Civilian	550
Terminal Leave	5,856

Total Other Benefits	19,072

534	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Non-Permanent Positions	22,670

Total Personnel Services	638,544

Maintenance and Other Operating Expenses
Travelling Expenses	6,625
Training and Scholarship Expenses	5,486
Supplies and Materials Expenses	34,958
Utility Expenses	26,032
Communication Expenses	5,636
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	2,681
General Services	4,007
Repairs and Maintenance	2,243
Financial Assistance/Subsidy	111,453
Taxes, Insurance Premiums and Other Fees	2,989
Other Maintenance and Operating Expenses
Advertising Expenses	225
Printing and Publication Expenses	555
Representation Expenses	3,874
Transportation and Delivery Expenses	5
Rent/Lease Expense	50
Membership Dues and Contributions to Organizations	325
Subscription Expenses	110

Total Maintenance and Other Operating Expenses	207,434

Total Current Operating Expenditures	845,978

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	140,000
Transportation Equipment Outlay	20,988

Total Capital Outlays	160,988

TOTAL NEW APPROPRIATIONS	1,006,966

JANUARY 5, 2026	OFFICIAL GAZETTE	535
STATE UNIVERSITIES AND COLLEGES

D. CORDILLERA ADMINISTRATIVE REGION

D.1. ABRA STATE INSTITUTE OF SCIENCES AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	394,038,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	69,451,000	₱	7,141,000	₱		₱	76,592,000
Support to Operations		3,369,000		1,533,000				4,902,000
Operations		181,035,000		90,509,000				271,544,000

HIGHER EDUCATION PROGRAM		173,747,000		86,625,000				260,372,000
RESEARCH PROGRAM		3,883,000		2,019,000				5,902,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,405,000		1,865,000				5,270,000

Total, Regular Programs		253,855,000		99,183,000				353,038,000

B. PROJECT(S)
Locally-Funded Project(s)				3,000,000		38,000,000		41,000,000

Total, Project(s)				3,000,000		38,000,000		41,000,000

TOTAL NEW APPROPRIATIONS	₱	253,855,000	₱	102,183,000	₱	38,000,000	₱	394,038,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	55,733,000	₱	7,141,000	₱	₱	62,874,000
Administration of Personnel Benefits		13,718,000					13,718,000

Sub-total, General Administration and Support		69,451,000		7,141,000			76,592,000

536	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Support to Operations
Auxiliary Services		3,369,000		1,533,000				4,902,000

Sub-total, Support to Operations		3,369,000		1,533,000				4,902,000

Operations
HIGHER EDUCATION PROGRAM		173,747,000		86,625,000				260,372,000

Provision of Higher Education Services		173,747,000		18,164,000				191,911,000
Free Higher Education				68,461,000				68,461,000
RESEARCH PROGRAM		3,883,000		2,019,000				5,902,000

Conduct of Research Services		3,883,000		2,019,000				5,902,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,405,000		1,865,000				5,270,000

Provision of Extension Services		3,405,000		1,865,000				5,270,000

Sub-total, Operations		181,035,000		90,509,000				271,544,000

Total, Regular Programs		253,855,000		99,183,000				353,038,000

PROJECT(S)
Locally-Funded Project(s)
Construction of the Advanced Higher Education Building Phase II, Bangued Campus						8,000,000		8,000,000
Bamboo Industry Development for Environment Conservation and Countryside Post-COVID Economic Boom				3,000,000				3,000,000
Upgrading of the Agricultural Academic and Laboratory Building, Main Campus						30,000,000		30,000,000

Sub-total, Locally-Funded Project(s)				3,000,000		38,000,000		41,000,000

Total, Project(s)				3,000,000		38,000,000		41,000,000

TOTAL NEW APPROPRIATIONS	₱	253,855,000	₱	102,183,000	₱	38,000,000	₱	394,038,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

JANUARY 5, 2026	OFFICIAL GAZETTE	537
STATE UNIVERSITIES AND COLLEGES

Permanent Positions
Basic Salary	184,599

Total Permanent Positions	184,599

Other Compensation Common to All
Personnel Economic Relief Allowance	8,376
Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	2,443
Mid-Year Bonus - Civilian	15,383
Year End Bonus	15,383
Cash Gift	1,745
Productivity Enhancement Incentive	1,745
Step Increment	461

Total Other Compensation Common to All	45,920

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	307
Lump-sum for Filling of Positions - Civilian	12,535

Total Other Compensation for Specific Groups	12,842

Other Benefits
PAG-IBIG Contributions	838
PhilHealth Contributions	4,470
Employees Compensation Insurance Premiums	418
Loyalty Award - Civilian	125
Terminal Leave	1,183

Total Other Benefits	7,034

Non-Permanent Positions	3,460

Total Personnel Services	253,855

Maintenance and Other Operating Expenses
Travelling Expenses	1,561
Training and Scholarship Expenses	2,651
Supplies and Materials Expenses	4,150
Utility Expenses	3,580
Communication Expenses	900
Survey, Research, Exploration and Development Expenses	1,200
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	120
Professional Services	3,495
General Services	2,200
Repairs and Maintenance	1,805
Financial Assistance/Subsidy	68,461
Taxes, Insurance Premiums and Other Fees	310

538	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Other Maintenance and Operating Expenses
Printing and Publication Expenses	50
Representation Expenses	150
Subscription Expenses	100
Other Maintenance and Operating Expenses	11,450

Total Maintenance and Other Operating Expenses	102,183

Total Current Operating Expenditures	356,038

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	38,000

Total Capital Outlays	38,000

TOTAL NEW APPROPRIATIONS	394,038

D.2. APAYAO STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	349,666,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	60,594,000	₱	19,794,000	₱	2,520,000	₱	82,908,000
Operations		96,800,000		118,844,000		16,114,000		231,758,000

HIGHER EDUCATION PROGRAM		96,800,000		113,254,000		16,114,000		226,168,000
RESEARCH PROGRAM				2,831,000				2,831,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,759,000				2,759,000

Total, Regular Programs		157,394,000		138,638,000		18,634,000		314,666,000

B. PROJECT(S)
Locally-Funded Project(s)				5,000,000		30,000,000		35,000,000

Total, Project(s)				5,000,000		30,000,000		35,000,000

TOTAL NEW APPROPRIATIONS	₱	157,394,000	₱	143,638,000	₱	48,634,000	₱	349,666,000

New Appropriations, by Programs/Activities/Projects

JANUARY 5, 2026	OFFICIAL GAZETTE	539
STATE UNIVERSITIES AND COLLEGES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	55,095,000	₱	19,794,000	₱	2,520,000	₱	77,409,000
Administration of Personnel Benefits		5,499,000						5,499,000

Sub-total General Administration and Support		60,594,000		19,794,000		2,520,000		82,908,000

Operations
HIGHER EDUCATION PROGRAM		96,800,000		113,254,000		16,114,000		226,168,000

Provision of Higher Education Services		96,800,000		29,679,000		16,114,000		142,593,000
Free Higher Education				83,575,000				83,575,000
RESEARCH PROGRAM				2,831,000				2,831,000

Conduct of Research Services				2,831,000				2,831,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,759,000				2,759,000

Provision of Extension Services				2,759,000				2,759,000

Sub-total, Operations		96,800,000		118,844,000		16,114,000		231,758,000

Total, Regular Programs		157,394,000		138,638,000		18,634,000		314,666,000

PROJECT(S)
Locally-Funded Project(s)
Bamboo Industry Development for Environment Conservation and Countryside Post-COVID Economic Boom				5,000,000				5,000,000
Construction of Three-Storey Criminology Building						30,000,000		30,000,000

Sub-total, Locally-Funded Project(s)				5,000,000		30,000,000		35,000,000

Total, Project(s)				5,000,000		30,000,000		35,000,000

TOTAL NEW APPROPRIATIONS	₱	157,394,000	₱	143,638,000	₱	48,634,000	₱	349,666,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services

540	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Civilian Personnel
Permanent Positions
Basic Salary	108,777

Total Permanent Positions	108,777

Other Compensation Common to All
Personnel Economic Relief Allowance	4,560
Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	1,330
Honoraria	5,074
Mid-Year Bonus - Civilian	9,065
Year End Bonus	9,065
Cash Gift	950
Productivity Enhancement Incentive	950
Step Increment	272

Total Other Compensation Common to All	31,650

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	299
Lump-sum for Filling of Positions - Civilian	5,348

Total Other Compensation for Specific Groups	5,647

Other Benefits
PAG-IBIG Contributions	456
PhilHealth Contributions	2,585
Employees Compensation Insurance Premiums	228
Loyalty Award - Civilian	25
Terminal Leave	151

Total Other Benefits	3,445

Non-Permanent Positions	7,875

Total Personnel Services	157,394

Maintenance and Other Operating Expenses
Travelling Expenses	3,677
Training and Scholarship Expenses	2,347
Supplies and Materials Expenses	15,160
Utility Expenses	2,891
Communication Expenses	6,161
Survey, Research, Exploration and Development Expenses	1,243
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	13,436
General Services	4,029

JANUARY 5, 2026	OFFICIAL GAZETTE	541
STATE UNIVERSITIES AND COLLEGES

Repairs and Maintenance	3,711
Financial Assistance/Subsidy	83,575
Taxes, Insurance Premiums and Other Fees	3,206
Other Maintenance and Operating Expenses
Printing and Publication Expenses	679
Representation Expenses	2,219
Transportation and Delivery Expenses	47
Rent/Lease Expenses	128
Membership Dues and Contributions to Organizations	492
Other Maintenance and Operating Expenses	519

Total Maintenance and Other Operating Expenses	143,638

Total Current Operating Expenditures	301,032

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	30,000
Machinery and Equipment Outlay	1,670
Transportation Equipment Outlay	10,000
Furniture, Fixtures and Books Outlay	6,964

Total Capital Outlays	48,634

TOTAL NEW APPROPRIATIONS	349,666

D.3. BENGUET STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,072,488,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	264,952,000	₱	49,790,000	₱	13,000,000	₱	327,742,000
Support to Operations		38,535,000		6,963,000				45,498,000
Operations		452,396,000		196,352,000		15,500,000		664,248,000

HIGHER EDUCATION PROGRAM		401,334,000		165,777,000		15,500,000		582,611,000
ADVANCED EDUCATION PROGRAM		1,506,000		1,674,000				3,180,000
RESEARCH PROGRAM		49,057,000		26,023,000				75,080,000
TECHNICAL ADVISORY EXTENSION PROGRAM		499,000		2,878,000				3,377,000

Total, Regular Programs		755,883,000		253,105,000		28,500,000		1,037,488,000

542	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

B. PROJECT(S)
Locally-Funded Project(s)				5,000,000		30,000,000		35,000,000

Total, Project(s)				5,000,000		30,000,000		35,000,000

TOTAL NEW APPROPRIATIONS	₱	755,883,000	₱	258,105,000	₱	58,500,000	₱	1,072,488,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	71,674,000	₱	49,790,000	₱	13,000,000	₱	134,464,000
Administration of Personnel Benefits		193,278,000						193,278,000

Sub-total, General Administration and Support		264,952,000		49,790,000		13,000,000		327,742,000

Support to Operations
Auxiliary Services		38,535,000		6,963,000				45,498,000

Sub-total, Support to Operations		38,535,000		6,963,000				45,498,000

Operations
HIGHER EDUCATION PROGRAM		401,334,000		165,777,000		15,500,000		582,611,000

Provision of Higher Education Services		401,334,000		34,677,000		15,500,000		451,511,000
Free Higher Education				131,100,000				131,100,000
ADVANCED EDUCATION PROGRAM		1,506,000		1,674,000				3,180,000

Provision of Advanced Education Services		1,506,000		1,674,000				3,180,000
RESEARCH PROGRAM		49,057,000		26,023,000				75,080,000

Conduct of Research Services		49,057,000		26,023,000				75,080,000
TECHNICAL ADVISORY EXTENSION PROGRAM		499,000		2,878,000				3,377,000

Provision of Extension Services		499,000		2,878,000				3,377,000

Sub-total, Operations		452,396,000		196,352,000		15,500,000		664,248,000

Total, Regular Programs		755,883,000		253,105,000		28,500,000		1,037,488,000

JANUARY 5, 2026	OFFICIAL GAZETTE	543
STATE UNIVERSITIES AND COLLEGES

PROJECT(S)
Locally-Funded Project(s)
Bamboo Industry Development for Environment Conservation and Countryside Post-COVID Economic Boom				5,000,000				5,000,000
Completion of the College of Medicine Building, Phase II						30,000,000		30,000,000

Sub-total, Locally-Funded Project(s)				5,000,000		30,000,000		35,000,000

Total, Project(s)				5,000,000		30,000,000		35,000,000

TOTAL NEW APPROPRIATIONS	₱	755,883,000	₱	258,105,000	₱	58,500,000	₱	1,072,488,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	392,072

Total Permanent Positions	392,072

Other Compensation Common to All
Personnel Economic Relief Allowance	15,456
Representation Allowance	294
Transportation Allowance	294
Clothing and Uniform Allowance	4,508
Honoraria	56,438
Mid-Year Bonus - Civilian	32,673
Year End Bonus	32,673
Cash Gift	3,220
Productivity Enhancement Incentive	3,220
Step Increment	980

Total Other Compensation Common to All	149,756

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,179
Magna Carta for Science & Technology Personnel	1,034
Lump-sum for Filling of Positions - Civilian	181,277
Anniversary Bonus - Civilian	1,962

Total Other Compensation for Specific Groups	185,452

Other Benefits
PAG-IBIG Contributions	1,546

544	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PhilHealth Contributions	9,164
Employees Compensation Insurance Premiums	773
Loyalty Award - Civilian	530
Terminal Leave	12,001

Total Other Benefits	24,014

Non-Permanent Positions	4,589

Total Personnel Services	755,883

Maintenance and Other Operating Expenses
Travelling Expenses	13,745
Training and Scholarship Expenses	11,014
Supplies and Materials Expenses	37,171
Utility Expenses	11,794
Communication Expenses	5,499
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	4,327
General Services	2,500
Repairs and Maintenance	16,684
Financial Assistance/Subsidy	131,100
Taxes, Insurance Premiums and Other Fees	501
Labor and Wages	5,219
Other Maintenance and Operating Expenses
Advertising Expenses	513
Printing and Publication Expenses	1,590
Representation Expenses	5,356
Membership Dues and Contributions to Organizations	840
Subscription Expenses	30
Other Maintenance and Operating Expenses	10,042

Total Maintenance and Other Operating Expenses	258,105

Total Current Operating Expenditures	1,013,988

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	30,000
Transportation Equipment Outlay	28,500

Total Capital Outlays	58,500

TOTAL NEW APPROPRIATIONS	1,072,488

D.4. IFUGAO STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	726,182,000

New Appropriations, by Programs/Projects

JANUARY 5, 2026	OFFICIAL GAZETTE	545
STATE UNIVERSITIES AND COLLEGES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	124,079,000	₱	14,802,000	₱		₱	138,881,000
Operations		277,527,000		212,774,000				490,301,000

HIGHER EDUCATION PROGRAM		274,214,000		200,696,000				474,910,000
ADVANCED EDUCATION PROGRAM		800,000		1,029,000				1,829,000
RESEARCH PROGRAM		1,411,000		8,325,000				9,736,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,102,000		2,724,000				3,826,000

Total, Regular Programs		401,606,000		227,576,000				629,182,000

B. PROJECT(S)
Locally-Funded Project(s)				4,500,000		92,500,000		97,000,000

Total Project(s)				4,500,000		92,500,000		97,000,000

TOTAL NEW APPROPRIATIONS	₱	401,606,000	₱	232,076,000	₱	92,500,000	₱	726,182,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	107,644,000	₱	14,802,000	₱	₱	122,446,000
Administration of Personnel Benefits		16,435,000					16,435,000

Sub-total, General Administration and Support		124,079,000		14,802,000			138,881,000

Operations
HIGHER EDUCATION PROGRAM		274,214,000		200,696,000			474,910,000

Provision of Higher Education Services		274,214,000		54,039,000			328,253,000
Free Higher Education				146,657,000			146,657,000
ADVANCED EDUCATION PROGRAM		800,000		1,029,000			1,829,000

Provision of Advanced Education Services		800,000		1,029,000			1,829,000

546	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

RESEARCH PROGRAM		1,411,000		8,325,000				9,736,000

Conduct of Research Services		1,411,000		8,325,000				9,736,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,102,000		2,724,000				3,826,000

Provision of Extension Services		1,102,000		2,724,000				3,826,000

Sub-total, Operations		277,527,000		212,774,000				490,301,000

Total, Regular Programs		401,606,000		227,576,000				629,182,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Students’ Dormitory, Hapao Campus						12,000,000		12,000,000
Construction of Students’ Dormitory, Potia Campus						18,000,000		18,000,000
Construction of Academic Building, IFSU Aguinaldo Campus						20,000,000		20,000,000
Completion of Lying-in Clinic, Lamut Campus						10,000,000		10,000,000
Construction of Indigenous People Student Dormitories, Lamut Campus						30,000,000		30,000,000
Bamboo Industry Development for Environment Conservation and Countryside Post-COVID Economic Boom				4,500,000		2,500,000		7,000,000

Sub-total, Locally-Funded Project(s)				4,500,000		92,500,000		97,000,000

Total, Project(s)				4,500,000		92,500,000		97,000,000

TOTAL NEW APPROPRIATIONS	₱	401,606,000	₱	232,076,000	₱	92,500,000	₱	726,182,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	294,367

Total Permanent Positions	294,367

Other Compensation Common to All
Personnel Economic Relief Allowance	12,432
Representation Allowance	282

JANUARY 5, 2026	OFFICIAL GAZETTE	547
STATE UNIVERSITIES AND COLLEGES

Transportation Allowance	282
Clothing and Uniform Allowance	3,626
Honoraria	5,047
Mid-Year Bonus - Civilian	24,531
Year End Bonus	24,531
Cash Gift	2,590
Productivity Enhancement Incentive	2,590
Step Increment	736

Total Other Compensation Common to All	76,647

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	758
Lump-sum for Filling of Positions - Civilian	15,873

Total Other Compensation for Specific Groups	16,631

Other Benefits
PAG-IBIG Contributions	1,242
PhilHealth Contributions	6,928
Employees Compensation Insurance Premiums	622
Loyalty Award - Civilian	445
Terminal Leave	562

Total Other Benefits	9,799

Non-Permanent Positions	4,162

Total Personnel Services	401,606

Maintenance and Other Operating Expenses
Travelling Expenses	5,680
Training and Scholarship Expenses	7,235
Supplies and Materials Expenses	20,674
Utility Expenses	7,342
Communication Expenses	2,431
Awards/Rewards and Prizes	500
Survey, Research, Exploration and Development Expenses	200
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	170
Professional Services	18,412
General Services	7,820
Repairs and Maintenance	8,228
Financial Assistance/Subsidy	146,657
Taxes, Insurance Premiums and Other Fees	1,050
Labor and Wages	200
Other Maintenance and Operating Expenses
Advertising Expenses	75
Printing and Publication Expenses	845
Representation Expenses	2,478
Membership Dues and Contributions to Organizations	375
Subscription Expenses	475
Other Maintenance and Operating Expenses	1,229

Total Maintenance and Other Operating Expenses	232,076

548	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Total Current Operating Expenditures	633,682

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	100
Buildings and Other Structures	91,500
Machinery and Equipment Outlay	900

Total Capital Outlays	92,500

TOTAL NEW APPROPRIATIONS	726,182

D.5. KALINGA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	505,865,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	142,329,000	₱	20,092,000	₱		₱	162,421,000
Support to Operations				999,000				999,000
Operations		204,720,000		96,725,000		8,000,000		309,445,000

HIGHER EDUCATION PROGRAM		204,720,000		79,008,000		8,000,000		291,728,000
RESEARCH PROGRAM				8,584,000				8,584,000
TECHNICAL ADVISORY EXTENSION PROGRAM				9,133,000				9,133,000

Total, Regular Programs		347,049,000		117,816,000		8,000,000		472,865,000

B. PROJECT(S)
Locally-Funded Project(s)				3,000,000		30,000,000		33,000,000

Total, Project(s)				3,000,000		30,000,000		33,000,000

TOTAL NEW APPROPRIATIONS	₱	347,049,000	₱	120,816,000	₱	38,000,000	₱	505,865,000

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 5, 2026	OFFICIAL GAZETTE	549
STATE UNIVERSITIES AND COLLEGES

REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	96,364,000	₱	20,092,000	₱		₱	116,456,000
Administration of Personnel Benefits		45,965,000						45,965,000

Sub-total, General Administration and Support		142,329,000		20,092,000				162,421,000

Support to Operations
Auxiliary Services				999,000				999,000

Sub-total, Support to Operations				999,000				999,000

Operations
HIGHER EDUCATION PROGRAM		204,720,000		79,008,000		8,000,000		291,728,000

Provision of Higher Education Services		204,720,000		16,960,000		8,000,000		229,680,000
Free Higher Education				62,048,000				62,048,000
RESEARCH PROGRAM				8,584,000				8,584,000

Conduct of Research Services				8,584,000				8,584,000
TECHNICAL ADVISORY EXTENSION PROGRAM				9,133,000				9,133,000

Provision of Extension Services				9,133,000				9,133,000

Sub-total, Operations		204,720,000		96,725,000		8,000,000		309,445,000

Total, Regular Programs		347,049,000		117,816,000		8,000,000		472,865,000

PROJECT(S)
Locally-Funded Project(s)
Bamboo Industry Development for Environment Conservation and Countryside Post-COVID Economic Boom				3,000,000				3,000,000
Construction of Criminology Academic Facility, Phase 1, Bulanao Campus						30,000,000		30,000,000

Sub-total, Locally-Funded Project(s)				3,000,000		30,000,000		33,000,000

Total, Project(s)				3,000,000		30,000,000		33,000,000

TOTAL NEW APPROPRIATIONS	₱	347,049,000	₱	120,816,000	₱	38,000,000	₱	505,865,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

550	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	223,106

Total Permanent Positions	223,106

Other Compensation Common to All
Personnel Economic Relief Allowance	9,264
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	2,702
Honoraria	14,030
Mid-Year Bonus - Civilian	18,592
Year End Bonus	18,592
Cash Gift	1,930
Productivity Enhancement Incentive	1,930
Step Increment	558

Total Other Compensation Common to All	68,162

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	456
Lump-sum for Filling of Positions - Civilian	43,622
Anniversary Bonus - Civilian	1,170

Total Other Compensation for Specific Groups	45,248

Other Benefits
PAG-IBIG Contributions	927
PhilHealth Contributions	5,254
Employees Compensation Insurance Premiums	463
Loyalty Award - Civilian	265
Terminal Leave	2,343

Total Other Benefits	9,252

Non-Permanent Positions	1,281

Total Personnel Services	347,049

Maintenance and Other Operating Expenses
Travelling Expenses	5,400
Training and Scholarship Expenses	10,241
Supplies and Materials Expenses	12,820
Utility Expenses	6,890
Communication Expenses	8,150
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	9,307

JANUARY 5, 2026	OFFICIAL GAZETTE	551
STATE UNIVERSITIES AND COLLEGES

General Services	300
Repairs and Maintenance	2,200
Financial Assistance/Subsidy	62,048
Taxes, Insurance Premiums and Other Fees	200
Other Maintenance and Operating Expenses
Advertising Expenses	200
Printing and Publication Expenses	750
Representation Expenses	1,910
Membership Dues and Contributions to Organizations	250

Total Maintenance and Other Operating Expenses	120,816

Total Current Operating Expenditures	467,865

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	30,000
Machinery and Equipment Outlay	8,000

Total Capital Outlays	38,000

TOTAL NEW APPROPRIATIONS	505,865

D.6. MOUNTAIN PROVINCE STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	525,604,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	108,911,000	₱	35,281,000	₱		₱	144,192,000
Operations		193,962,000		146,450,000				340,412,000

HIGHER EDUCATION PROGRAM		192,458,000		137,090,000				329,548,000
RESEARCH PROGRAM		1,504,000		5,513,000				7,017,000
TECHNICAL ADVISORY EXTENSION PROGRAM				3,847,000				3,847,000

Total, Regular Programs		302,873,000		181,731,000				484,604,000

B. PROJECT(S)
Locally-Funded Project(s)				3,000,000		38,000,000		41,000,000

Total, Project(s)				3,000,000		38,000,000		41,000,000

TOTAL NEW APPROPRIATIONS	₱	302,873,000	₱	184,731,000	₱	38,000,000	₱	525,604,000

552	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	84,332,000	₱	35,281,000	₱		₱	119,613,000
Administration of Personnel Benefits		24,579,000						24,579,000

Sub-total, General Administration and Support		108,911,000		35,281,000				144,192,000

Operations
HIGHER EDUCATION PROGRAM		192,458,000		137,090,000				329,548,000

Provision of Higher Education Services		192,458,000		51,600,000				244,058,000
Free Higher Education				85,490,000				85,490,000
RESEARCH PROGRAM		1,504,000		5,513,000				7,017,000

Conduct of Research Services		1,504,000		5,513,000				7,017,000
TECHNICAL ADVISORY EXTENSION PROGRAM				3,847,000				3,847,000

Provision of Extension Services				3,847,000				3,847,000

Sub-total, Operations		193,962,000		146,450,000				340,412,000

Total, Regular Programs		302,873,000		181,731,000				484,604,000

PROJECT(S)
Locally-Funded Project(s)
Furnishing of New Academic Building, Tadian Campus						8,000,000		8,000,000
Bamboo Industry Development for Environment Conservation and Countryside Post-COVID Economic Boom				3,000,000				3,000,000
Completion of Seven-Storey Engineering and Technology Building, Tadian Campus						30,000,000		30,000,000

Sub-total, Locally-Funded Project(s)				3,000,000		38,000,000		41,000,000

Total, Project(s)				3,000,000		38,000,000		41,000,000

TOTAL NEW APPROPRIATIONS	₱	302,873,000	₱	184,731,000	₱	38,000,000	₱	525,604,000

JANUARY 5, 2026	OFFICIAL GAZETTE	553
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	204,505

Total Permanent Positions	204,505

Other Compensation Common to All
Personnel Economic Relief Allowance	8,040
Representation Allowance	324
Transportation Allowance	324
Clothing and Uniform Allowance	2,345
Honoraria	13,710
Mid-Year Bonus - Civilian	17,042
Year End Bonus	17,042
Cash Gift	1,675
Productivity Enhancement Incentive	1,675
Step Increment	512

Total Other Compensation Common to All	62,689

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	467
Lump-sum for Filling of Positions - Civilian	24,579

Total Other Compensation for Specific Groups	25,046

Other Benefits
PAG-IBIG Contributions	804
PhilHealth Contributions	4,765
Employees Compensation Insurance Premiums	402
Loyalty Award - Civilian	190

Total Other Benefits	6,161

Non-Permanent Positions	4,472

Total Personnel Services	302,873

Maintenance and Other Operating Expenses
Travelling Expenses	9,200
Training and Scholarship Expenses	5,515
Supplies and Materials Expenses	35,490
Utility Expenses	7,383
Communication Expenses	2,473

554	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	10,901
General Services	10,000
Repairs and Maintenance	7,325
Financial Assistance/Subsidy	85,490
Taxes, Insurance Premiums and Other Fees	2,250
Other Maintenance and Operating Expenses
Advertising Expenses	50
Representation Expenses	3,003
Membership Dues and Contributions to Organizations	210
Subscription Expenses	100
Other Maintenance and Operating Expenses	5,191

Total Maintenance and Other Operating Expenses	184,731

Total Current Operating Expenditures	487,604

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	30,000
Furniture, Fixtures and Books Outlay	8,000

Total Capital Outlays	38,000

TOTAL NEW APPROPRIATIONS	525,604

JANUARY 5, 2026	OFFICIAL GAZETTE	555
STATE UNIVERSITIES AND COLLEGES

E. REGION II - CAGAYAN VALLEY

E.1. BATANES STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	195,055,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	40,619,000	₱	20,838,000	₱	6,135,000	₱	67,592,000
Support to Operations				136,000				136,000
Operations		18,900,000		16,427,000				35,327,000

HIGHER EDUCATION PROGRAM		18,900,000		16,427,000				35,327,000

Total, Regular Programs		59,519,000		37,401,000		6,135,000		103,055,000

B. PROJECT(S)
Locally-Funded Project(s)						92,000,000		92,000,000

Total, Project(s)						92,000,000		92,000,000

TOTAL NEW APPROPRIATIONS	₱	59,519,000	₱	37,401,000	₱	98,135,000	₱	195,055,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	33,328,000	₱	20,838,000	₱	6,135,000	₱	60,301,000
Administration of Personnel Benefits		7,291,000						7,291,000

Sub-total, General Administration and Support		40,619,000		20,838,000		6,135,000		67,592,000

Support to Operations
Auxiliary Services				136,000				136,000

Sub-total, Support to Operations				136,000				136,000

556	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Operations
HIGHER EDUCATION PROGRAM		18,900,000		16,427,000				35,327,000

Provision of Higher Education Services		18,900,000		9,162,000				28,062,000
Free Higher Education				7,265,000				7,265,000

Sub-total, Operations		18,900,000		16,427,000				35,327,000

Total, Regular Programs		59,519,000		37,401,000		6,135,000		103,055,000

PROJECT(S)
Locally-Funded Project(s)
Modernization of Old Batanes State College Building with Smart Academic Facilities, Phase I						80,000,000		80,000,000
Construction/Upgrading of Academic Building, Bachelor of Industrial Technology, Phase I						12,000,000		12,000,000

Sub-total, Locally-Funded Project(s)						92,000,000		92,000,000

Total, Project(s)						92,000,000		92,000,000

TOTAL NEW APPROPRIATIONS	₱	59,519,000	₱	37,401,000	₱	98,135,000	₱	195,055,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	36,414

Total Permanent Positions	36,414

Other Compensation Common to All
Personnel Economic Relief Allowance	1,920
Representation Allowance	114
Transportation Allowance	114
Clothing and Uniform Allowance	560
Honoraria	96
Mid-Year Bonus - Civilian	3,035
Year End Bonus	3,035
Cash Gift	400
Productivity Enhancement Incentive	400
Step Increment	91

Total Other Compensation Common to All	9,765

JANUARY 5, 2026	OFFICIAL GAZETTE	557
STATE UNIVERSITIES AND COLLEGES

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	140
Lump-sum for Filling of Positions - Civilian	7,291

Total Other Compensation for Specific Groups	7,431

Other Benefits
PAG-IBIG Contributions	192
PhilHealth Contributions	896
Employees Compensation Insurance Premiums	96
Loyalty Award - Civilian	55

Total Other Benefits	1,239

Non-Permanent Positions	4,670

Total Personnel Services	59,519

Maintenance and Other Operating Expenses
Travelling Expenses	5,007
Training and Scholarship Expenses	2,824
Supplies and Materials Expenses	5,966
Utility Expenses	9,667
Communication Expenses	1,345
Awards/Rewards and Prizes	100
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	116
Professional Services	180
General Services	573
Repairs and Maintenance	1,182
Financial Assistance/Subsidy	7,265
Taxes, Insurance Premiums and Other Fees	400
Labor and Wages	2,526
Other Maintenance and Operating Expenses
Membership Dues and Contributions to Organizations	150
Other Maintenance and Operating Expenses	100

Total Maintenance and Other Operating Expenses	37,401

Total Current Operating Expenditures	96,920

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	92,000
Machinery and Equipment Outlay	6,135

Total Capital Outlays	98,135

TOTAL NEW APPROPRIATIONS	195,055

E.2. CAGAYAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,536,305,000

558	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	237,570,000	₱	34,081,000	₱		₱	271,651,000
Support to Operations		28,099,000		2,615,000				30,714,000
Operations		786,001,000		375,939,000				1,161,940,000

HIGHER EDUCATION PROGRAM		732,024,000		339,841,000				1,071,865,000
ADVANCED EDUCATION PROGRAM		52,885,000		6,013,000				58,898,000
RESEARCH PROGRAM		1,092,000		22,881,000				23,973,000
TECHNICAL ADVISORY EXTENSION PROGRAM				7,204,000				7,204,000

Total, Regular Programs		1,051,670,000		412,635,000				1,464,305,000

B. PROJECT(S)
Locally-Funded Project(s)				2,000,000		70,000,000		72,000,000

Total, Project(s)				2,000,000		70,000,000		72,000,000

TOTAL NEW APPROPRIATIONS	₱	1,051,670,000	₱	414,635,000	₱	70,000,000	₱	1,536,305,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	167,028,000	₱	34,081,000	₱	₱	201,109,000
Administration of Personnel Benefits		70,542,000					70,542,000

Sub-total, General Administration and Support		237,570,000		34,081,000			271,651,000

Support to Operations
Auxiliary Services		28,099,000		2,615,000			30,714,000

Sub-total, Support to Operations		28,099,000		2,615,000			30,714,000

JANUARY 5, 2026	OFFICIAL GAZETTE	559
STATE UNIVERSITIES AND COLLEGES

Operations
HIGHER EDUCATION PROGRAM		732,024,000		339,841,000				1,071,865,000

Provision of Higher Education Services		732,024,000		48,634,000				780,658,000
Free Higher Education				291,207,000				291,207,000
ADVANCED EDUCATION PROGRAM		52,885,000		6,013,000				58,898,000

Provision of Advanced Education Services		52,885,000		6,013,000				58,898,000
RESEARCH PROGRAM		1,092,000		22,881,000				23,973,000

Conduct of Research Services		1,092,000		22,881,000				23,973,000
TECHNICAL ADVISORY EXTENSION PROGRAM				7,204,000				7,204,000

Provision of Extension Services				7,204,000				7,204,000

Sub-total, Operations		786,001,000		375,939,000				1,161,940,000

Total, Regular Programs		1,051,670,000		412,635,000				1,464,305,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Research Development and Extension Complex, Lal-lo Campus						25,000,000		25,000,000
Construction of University Academic Building						45,000,000		45,000,000
Futures Thinking Research Program				2,000,000				2,000,000

Sub-total, Locally-Funded Project(s)				2,000,000		70,000,000		72,000,000

Total, Project(s)				2,000,000		70,000,000		72,000,000

TOTAL NEW APPROPRIATIONS	₱	1,051,670,000	₱	414,635,000	₱	70,000,000	₱	1,536,305,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								756,456

Total Permanent Positions								756,456

560	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Other Compensation Common to All
Personnel Economic Relief Allowance	28,632
Representation Allowance	216
Transportation Allowance	216
Clothing and Uniform Allowance	8,351
Honoraria	4,312
Mid-Year Bonus - Civilian	63,038
Year End Bonus	63,038
Cash Gift	5,965
Productivity Enhancement Incentive	5,965
Step Increment	1,892

Total Other Compensation Common to All	181,625

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,802
Magna Carta for Science & Technology Personnel	696
Lump-sum for Filling of Positions - Civilian	60,784

Total Other Compensation for Specific Groups	63,282

Other Benefits
PAG-IBIG Contributions	2,862
PhilHealth Contributions	17,341
Employees Compensation Insurance Premiums	1,432
Loyalty Award - Civilian	620
Terminal Leave	9,758

Total Other Benefits	32,013

Non-Permanent Positions	18,294

Total Personnel Services	1,051,670

Maintenance and Other Operating Expenses
Travelling Expenses	17,439
Training and Scholarship Expenses	3,984
Supplies and Materials Expenses	35,010
Utility Expenses	34,027
Communication Expenses	4,840
Awards/Rewards and Prizes	2,000
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	8,648
General Services	800
Repairs and Maintenance	6,974
Financial Assistance/Subsidy	291,207
Taxes, Insurance Premiums and Other Fees	5,554
Other Maintenance and Operating Expenses
Advertising Expenses	159
Printing and Publication Expenses	92
Representation Expenses	1,010

JANUARY 5, 2026	OFFICIAL GAZETTE	561
STATE UNIVERSITIES AND COLLEGES

Transportation and Delivery Expenses	67
Rent/Lease Expenses	133
Membership Dues and Contributions to Organizations	165
Subscription Expenses	184
Other Maintenance and Operating Expenses	144

Total Maintenance and Other Operating Expenses	414,635

Total Current Operating Expenditures	1,466,305

Capital Outlays
Property, Plant and Equipment Outlay Buildings and Other Structures	70,000

Total Capital Outlays	70,000

TOTAL NEW APPROPRIATIONS	1,536,305

E.3. ISABELA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	2,076,989,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	287,467,000	₱	20,283,000	₱	10,062,000	₱	317,812,000
Support to Operations		9,778,000		16,168,000				25,946,000
Operations		952,968,000		378,263,000				1,331,231,000

HIGHER EDUCATION PROGRAM		900,268,000		363,343,000				1,263,611,000
ADVANCED EDUCATION PROGRAM		16,441,000		4,152,000				20,593,000
RESEARCH PROGRAM		9,163,000		8,841,000				18,004,000
TECHNICAL ADVISORY EXTENSION PROGRAM		27,096,000		1,927,000				29,023,000

Total, Regular Programs		1,250,213,000		414,714,000		10,062,000		1,674,989,000

B. PROJECT(S)
Locally-Funded Project(s)						402,000,000		402,000,000

Total, Project(s)						402,000,000		402,000,000

TOTAL NEW APPROPRIATIONS	₱	1,250,213,000	₱	414,714,000	₱	412,062,000	₱	2,076,989,000

562	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	219,333,000	₱	20,283,000	₱	10,062,000	₱	249,678,000
Administration of Personnel Benefits		68,134,000						68,134,000

Sub-total, General Administration and Support		287,467,000		20,283,000		10,062,000		317,812,000

Support to Operations
Auxiliary Services		9,778,000		16,168,000				25,946,000

Sub-total, Support to Operations		9,778,000		16,168,000				25,946,000

Operations
HIGHER EDUCATION PROGRAM		900,268,000		363,343,000				1,263,611,000

Provision of Higher Education Services		900,268,000		82,236,000				982,504,000
Free Higher Education				281,107,000				281,107,000
ADVANCED EDUCATION PROGRAM		16,441,000		4,152,000				20,593,000

Provision of Advanced Education Services		16,441,000		4,152,000				20,593,000
RESEARCH PROGRAM		9,163,000		8,841,000				18,004,000

Conduct of Research Services		9,163,000		8,841,000				18,004,000
TECHNICAL ADVISORY EXTENSION PROGRAM		27,096,000		1,927,000				29,023,000

Provision of Extension Services		27,096,000		1,927,000				29,023,000

Sub-total, Operations		952,968,000		378,263,000				1,331,231,000

Total, Regular Programs		1,250,213,000		414,714,000		10,062,000		1,674,989,000

PROJECT(S)
Locally-Funded Project(s)
Construction of the College of Nursing Building, Echague Campus						30,000,000		30,000,000
Construction of Agriculture Multi-Purpose Building, Echague Campus						40,000,000		40,000,000

JANUARY 5, 2026	OFFICIAL GAZETTE	563
STATE UNIVERSITIES AND COLLEGES

Renovation/Improvement of the Old CCSICT Academic Building, Echague Campus						30,000,000		30,000,000
Construction of Computing Engineering Fabrication Laboratory Building, Cabagan Campus						30,000,000		30,000,000
Construction of Four-Storey Academic Building, Ilagan City Campus						50,000,000		50,000,000
Renovation and Improvement Information Technology Building, Angadanan Campus						20,000,000		20,000,000
Construction of Speech and Computer Laboratory Building with Mini Theater, Jones Campus						20,000,000		20,000,000
Construction of Smart Agriculture Academic and Laboratory Building, Roxas Campus						30,000,000		30,000,000
Construction of BSIT Academic cum Laboratory Building with Mini Theater, San Mariano Campus						30,000,000		30,000,000
Construction of Three-Storey Multi-Purpose Academic Building, Phase 1, San Mateo Campus						32,000,000		32,000,000
Construction of Three-Storey Criminology Building with Crime Laboratory, Cauayan City Campus						30,000,000		30,000,000
Construction of Two-Storey Multi-Purpose Building with Amphitheater, Angadanan Campus						20,000,000		20,000,000
Acquisition of Equipment for the Newly Established College of Medicine, Echague Campus						15,000,000		15,000,000
Acquisition of Equipment for the Newly Constructed Buildings, Isabela State University-System						25,000,000		25,000,000

Sub-total, Locally-Funded Project(s)						402,000,000		402,000,000

Total, Project(s)						402,000,000		402,000,000

TOTAL NEW APPROPRIATIONS	₱	1,250,213,000	₱	414,714,000	₱	412,062,000	₱	2,076,989,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	921,317

Total Permanent Positions	921,317

564	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Other Compensation Common to All
Personnel Economic Relief Allowance	37,128
Representation Allowance	294
Transportation Allowance	294
Clothing and Uniform Allowance	10,829
Honoraria	2,452
Mid-Year Bonus - Civilian	76,777
Year End Bonus	76,777
Cash Gift	7,735
Productivity Enhancement Incentive	7,735
Step Increment	2,303

Total Other Compensation Common to All	222,324

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	2,953
Lump-sum for Filling of Positions - Civilian	58,935

Total Other Compensation for Specific Groups	61,888

Other Benefits
PAG-IBIG Contributions	3,712
PhilHealth Contributions	21,221
Employees Compensation Insurance Premiums	1,856
Loyalty Award - Civilian	1,255
Terminal Leave	9,199

Total Other Benefits	37,243

Non-Permanent Positions	7,441

Total Personnel Services	1,250,213

Maintenance and Other Operating Expenses
Travelling Expenses	5,976
Training and Scholarship Expenses	3,943
Supplies and Materials Expenses	32,564
Utility Expenses	24,936
Communication Expenses	6,388
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	401
Professional Services	3,283
General Services	34,571
Repairs and Maintenance	10,175
Financial Assistance/Subsidy	281,107
Taxes, Insurance Premiums and Other Fees	5,027
Labor and Wages	2,292
Other Maintenance and Operating Expenses
Advertising Expenses	30
Printing and Publication Expenses	562
Representation Expenses	1,794
Transportation and Delivery Expenses	162

JANUARY 5, 2026	OFFICIAL GAZETTE	565
STATE UNIVERSITIES AND COLLEGES

Membership Dues and Contributions to Organizations	394
Subscription Expenses	1,109

Total Maintenance and Other Operating Expenses	414,714

Total Current Operating Expenditures	1,664,927

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	362,000
Machinery and Equipment Outlay	48,300
Furniture, Fixtures and Books Outlay	1,762

Total Capital Outlays	412,062

TOTAL NEW APPROPRIATIONS	2,076,989

E.4. NUEVA VIZCAYA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	864,542,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	219,235,000	₱	26,050,000	₱		₱	245,285,000
Support to Operations		10,839,000		199,000				11,038,000
Operations		381,751,000		146,468,000				528,219,000

HIGHER EDUCATION PROGRAM		353,431,000		144,870,000				498,301,000
ADVANCED EDUCATION PROGRAM		5,370,000		96,000				5,466,000
RESEARCH PROGRAM		11,046,000		1,237,000				12,283,000
TECHNICAL ADVISORY EXTENSION PROGRAM		11,904,000		265,000				12,169,000

Total, Regular Programs		611,825,000		172,717,000				784,542,000

B. PROJECT(S)
Locally-Funded Project(s)						80,000,000		80,000,000

Total, Project(s)						80,000,000		80,000,000

TOTAL NEW APPROPRIATIONS	₱	611,825,000	₱	172,717,000	₱	80,000,000	₱	864,542,000

566	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	89,296,000	₱	26,050,000	₱		₱	115,346,000
Administration of Personnel Benefits		129,939,000						129,939,000

Sub-total, General Administration and Support		219,235,000		26,050,000				245,285,000

Support to Operations
Auxiliary Services		10,839,000		199,000				11,038,000

Sub-total, Support to Operations		10,839,000		199,000				11,038,000

Operations
HIGHER EDUCATION PROGRAM		353,431,000		144,870,000				498,301,000

Provision of Higher Education Services		353,431,000		27,306,000				380,737,000
Free Higher Education				117,564,000				117,564,000
ADVANCED EDUCATION PROGRAM		5,370,000		96,000				5,466,000

Provision of Advanced Education Services		5,370,000		96,000				5,466,000
RESEARCH PROGRAM		11,046,000		1,237,000				12,283,000

Conduct of Research Services		11,046,000		1,237,000				12,283,000
TECHNICAL ADVISORY EXTENSION PROGRAM		11,904,000		265,000				12,169,000

Provision of Extension Services		11,904,000		265,000				12,169,000

Sub-total, Operations		381,751,000		146,468,000				528,219,000

Total, Regular Programs		611,825,000		172,717,000				784,542,000

PROJECT(S)
Locally-Funded Project(s)
Repair and Improvement of Two-Storey College of Agriculture Building						10,000,000		10,000,000
Repair and Improvement of Engineering Academic Building						50,000,000		50,000,000

JANUARY 5, 2026	OFFICIAL GAZETTE	567
STATE UNIVERSITIES AND COLLEGES

Construction of Three-Storey Academic Building, College of Teacher Education, Bayombong Campus						20,000,000		20,000,000

Sub-total, Locally-Funded Project(s)						80,000,000		80,000,000

Total, Project(s)						80,000,000		80,000,000

TOTAL NEW APPROPRIATIONS	₱	611,825,000	₱	172,717,000	₱	80,000,000	₱	864,542,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	373,893

Total Permanent Positions	373,893

Other Compensation Common to All
Personnel Economic Relief Allowance	14,508
Representation Allowance	294
Transportation Allowance	294
Clothing and Uniform Allowance	4,235
Honoraria	3,794
Mid-Year Bonus - Civilian	31,158
Year End Bonus	31,158
Cash Gift	3,025
Productivity Enhancement Incentive	3,025
Step Increment	936

Total Other Compensation Common to All	92,427

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,215
Lump-sum for Filling of Positions - Civilian	127,906

Total Other Compensation for Specific Groups	129,121

Other Benefits
PAG-IBIG Contributions	1,453
PhilHealth Contributions	8,561
Employees Compensation Insurance Premiums	727
Loyalty Award - Civilian	570
Terminal Leave	2,033

Total Other Benefits	13,344

Non-Permanent Positions	3,040

Total Personnel Services	611,825

568	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Maintenance and Other Operating Expenses
Travelling Expenses	4,503
Training and Scholarship Expenses	4,709
Supplies and Materials Expenses	10,016
Utility Expenses	10,732
Communication Expenses	1,051
Awards/Rewards and Prizes	500
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	4,085
General Services	9,973
Repairs and Maintenance	1,300
Financial Assistance/Subsidy	117,564
Taxes, Insurance Premiums and Other Fees	4,900
Labor and Wages	200
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	150
Representation Expenses	2,036
Transportation and Delivery Expenses	200
Membership Dues and Contributions to Organizations	200
Subscription Expenses	300

Total Maintenance and Other Operating Expenses	172,717

Total Current Operating Expenditures	784,542

Capital Outlays
Property, Plant and Equipment Outlay Buildings and Other Structures	80,000

Total Capital Outlays	80,000

TOTAL NEW APPROPRIATIONS	864,542

E.5. QUIRINO STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	429,983,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	87,674,000	₱	28,513,000	₱	4,800,000	₱	120,987,000
Support to Operations		10,547,000		6,921,000				17,468,000
Operations		164,853,000		103,475,000		3,200,000		271,528,000

HIGHER EDUCATION PROGRAM		135,800,000		95,843,000		1,500,000		233,143,000

JANUARY 5, 2026	OFFICIAL GAZETTE	569
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM		1,903,000		1,324,000				3,227,000
RESEARCH PROGRAM		10,677,000		5,834,000				16,511,000
TECHNICAL ADVISORY EXTENSION PROGRAM		16,473,000		474,000		1,700,000		18,647,000

Total, Regular Programs		263,074,000		138,909,000		8,000,000		409,983,000

B. PROJECT(S)
Locally-Funded Project(s)						20,000,000		20,000,000

Total, Project(s)						20,000,000		20,000,000

TOTAL NEW APPROPRIATIONS	₱	263,074,000	₱	138,909,000	₱	28,000,000	₱	429,983,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	72,221,000	₱	28,513,000	₱	4,800,000	₱	105,534,000
Administration of Personnel Benefits		15,453,000						15,453,000

Sub-total, General Administration and Support		87,674,000		28,513,000		4,800,000		120,987,000

Support to Operations
Auxiliary Services		10,547,000		6,921,000				17,468,000

Sub-total, Support to Operations		10,547,000		6,921,000				17,468,000

Operations
HIGHER EDUCATION PROGRAM		135,800,000		95,843,000		1,500,000		233,143,000

Provision of Higher Education Services		135,800,000		12,365,000		1,500,000		149,665,000
Free Higher Education				83,478,000				83,478,000
ADVANCED EDUCATION PROGRAM		1,903,000		1,324,000				3,227,000

Provision of Advanced Education Services		1,903,000		1,324,000				3,227,000
RESEARCH PROGRAM		10,677,000		5,834,000				16,511,000

Conduct of Research Services		10,677,000		5,834,000				16,511,000

570	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

TECHNICAL ADVISORY EXTENSION PROGRAM		16,473,000		474,000		1,700,000		18,647,000

Provision of Extension Services		16,473,000		474,000		1,700,000		18,647,000

Sub-total, Operations		164,853,000		103,475,000		3,200,000		271,528,000

Total, Regular Programs		263,074,000		138,909,000		8,000,000		409,983,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Office Administration Academic Building, Diffun Campus						20,000,000		20,000,000

Sub-total, Locally-Funded Project(s)						20,000,000		20,000,000

Total, Project(s)						20,000,000		20,000,000

TOTAL NEW APPROPRIATIONS	₱	263,074,000	₱	138,909,000	₱	28,000,000	₱	429,983,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	191,300

Total Permanent Positions	191,300

Other Compensation Common to All
Personnel Economic Relief Allowance	8,496
Representation Allowance	264
Transportation Allowance	264
Clothing and Uniform Allowance	2,478
Honoraria	1,903
Mid-Year Bonus - Civilian	15,943
Year End Bonus	15,943
Cash Gift	1,770
Productivity Enhancement Incentive	1,770
Step Increment	477

Total Other Compensation Common to All	49,308

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	449
Lump-sum for Filling of Positions - Civilian	15,453

Total Other Compensation for Specific Groups	15,902

JANUARY 5, 2026	OFFICIAL GAZETTE	571
STATE UNIVERSITIES AND COLLEGES

Other Benefits
PAG-IBIG Contributions	850
PhilHealth Contributions	4,652
Employees Compensation Insurance Premiums	425
Loyalty Award - Civilian	200

Total Other Benefits	6,127

Non-Permanent Positions	437

Total Personnel Services	263,074

Maintenance and Other Operating Expenses
Travelling Expenses	2,479
Training and Scholarship Expenses	2,664
Supplies and Materials Expenses	26,933
Utility Expenses	6,133
Communication Expenses	862
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	2,310
General Services	5,363
Repairs and Maintenance	3,349
Financial Assistance/Subsidy	83,478
Taxes, Insurance Premiums and Other Fees	2,036
Labor and Wages	600
Other Maintenance and Operating Expenses
Advertising Expenses	85
Printing and Publication Expenses	1,049
Representation Expenses	1,281
Membership Dues and Contributions to Organizations	139
Subscription Expenses	12

Total Maintenance and Other Operating Expenses	138,909

Total Current Operating Expenditures	401,983

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	20,000
Machinery and Equipment Outlay	1,500
Transportation Equipment Outlay	6,500

Total Capital Outlays	28,000

TOTAL NEW APPROPRIATIONS	429,983

572	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

F. REGION III - CENTRAL LUZON

F.1. AURORA STATE COLLEGE OF TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	362,833,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	60,222,000	₱	11,168,000	₱		₱	71,390,000
Support to Operations		3,142,000		1,764,000				4,906,000
Operations		87,008,000		89,529,000				176,537,000

HIGHER EDUCATION PROGRAM		87,008,000		84,893,000				171,901,000
RESEARCH PROGRAM				2,370,000				2,370,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,266,000				2,266,000

Total, Regular Programs		150,372,000		102,461,000				252,833,000

B. PROJECT(S)
Locally-Funded Project(s)				7,000,000		103,000,000		110,000,000

Total, Project(s)				7,000,000		103,000,000		110,000,000

TOTAL NEW APPROPRIATIONS	₱	150,372,000	₱	109,461,000	₱	103,000,000	₱	362,833,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	57,498,000	₱	11,168,000	₱	₱	68,666,000
Administration of Personnel Benefits		2,724,000					2,724,000

Sub-total, General Administration and Support		60,222,000		11,168,000			71,390,000

JANUARY 5, 2026	OFFICIAL GAZETTE	573
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		3,142,000		1,764,000				4,906,000

Sub-total, Support to Operations		3,142,000		1,764,000				4,906,000

Operations
HIGHER EDUCATION PROGRAM		87,008,000		84,893,000				171,901,000

Provision of Higher Education Services		87,008,000		25,639,000				112,647,000
Free Higher Education				59,254,000				59,254,000
RESEARCH PROGRAM				2,370,000				2,370,000

Conduct of Research Services				2,370,000				2,370,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,266,000				2,266,000

Provision of Extension Services				2,266,000				2,266,000

Sub-total, Operations		87,008,000		89,529,000				176,537,000

Total, Regular Programs		150,372,000		102,461,000				252,833,000

PROJECT(S)
Locally-Funded Project(s)
Additional Library Holdings - Academic Books						8,000,000		8,000,000
Advancing Sustainable Poultry Production: A Program on Itik Pinas Technology Promotion and Utilization in Central Luzon				5,000,000				5,000,000
Construction of 20 Classroom Building, School of Accountancy and Business Management, Zabali Campus						45,000,000		45,000,000
Construction of 20 Classroom Building, General Education						50,000,000		50,000,000
Futures Thinking Research Program				2,000,000				2,000,000

Sub-total, Locally-Funded Project(s)				7,000,000		103,000,000		110,000,000

Total, Project(s)				7,000,000		103,000,000		110,000,000

TOTAL NEW APPROPRIATIONS	₱	150,372,000	₱	109,461,000	₱	103,000,000	₱	362,833,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

574	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Permanent Positions
Basic Salary	110,008

Total Permanent Positions	110,008

Other Compensation Common to All
Personnel Economic Relief Allowance	4,944
Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	1,442
Honoraria	2,999
Mid-Year Bonus - Civilian	9,167
Year End Bonus	9,167
Cash Gift	1,030
Productivity Enhancement Incentive	1,030
Step Increment	275

Total Other Compensation Common to All	30,438

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	153
Lump-sum for Filling of Positions - Civilian	2,724

Total Other Compensation for Specific Groups	2,877

Other Benefits
PAG-IBIG Contributions	495
PhilHealth Contributions	2,635
Employees Compensation Insurance Premiums	248
Loyalty Award - Civilian	100

Total Other Benefits	3,478

Non-Permanent Positions	3,571

Total Personnel Services	150,372

Maintenance and Other Operating Expenses
Travelling Expenses	5,895
Training and Scholarship Expenses	3,650
Supplies and Materials Expenses	11,356
Utility Expenses	2,918
Communication Expenses	1,040
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	10,860
General Services	2,823
Repairs and Maintenance	4,250
Financial Assistance/Subsidy	59,254
Taxes, Insurance Premiums and Other Fees	393
Other Maintenance and Operating Expenses

JANUARY 5, 2026	OFFICIAL GAZETTE	575
STATE UNIVERSITIES AND COLLEGES

Advertising Expenses	100
Printing and Publication Expenses	200
Representation Expenses	660
Transportation and Delivery Expenses	100
Rent/Lease Expenses	360
Membership Dues and Contributions to Organizations	1,000
Subscription Expenses	250
Other Maintenance and Operating Expenses	2,216

Total Maintenance and Other Operating Expenses	109,461

Total Current Operating Expenditures	259,833

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	95,000
Furniture, Fixtures and Books Outlay	8,000

Total Capital Outlays	103,000

TOTAL NEW APPROPRIATIONS	362,833

F.2. BATAAN PENINSULA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,034,266,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	163,125,000	₱	27,198,000	₱		₱	190,323,000
Support to Operations		25,531,000		8,895,000				34,426,000
Operations		364,163,000		397,354,000				761,517,000

HIGHER EDUCATION PROGRAM		358,028,000		390,941,000				748,969,000
RESEARCH PROGRAM		5,238,000		4,153,000				9,391,000
TECHNICAL ADVISORY EXTENSION PROGRAM		897,000		2,260,000				3,157,000

Total, Regular Programs		552,819,000		433,447,000				986,266,000

B. PROJECT(S)
Locally-Funded Project(s)				5,000,000		43,000,000		48,000,000

576	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Total, Project(s)				5,000,000		43,000,000		48,000,000

TOTAL NEW APPROPRIATIONS	₱	552,819,000	₱	438,447,000	₱	43,000,000	₱	1,034,266,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	135,980,000	₱	27,198,000	₱		₱	163,178,000
Administration of Personnel Benefits		27,145,000						27,145,000

Sub-total, General Administration and Support		163,125,000		27,198,000				190,323,000

Support to Operations
Auxiliary Services		25,531,000		8,895,000				34,426,000

Sub-total, Support to Operations		25,531,000		8,895,000				34,426,000

Operations
HIGHER EDUCATION PROGRAM		358,028,000		390,941,000				748,969,000

Provision of Higher Education Services		358,028,000		40,833,000				398,861,000
Free Higher Education				350,108,000				350,108,000
RESEARCH PROGRAM		5,238,000		4,153,000				9,391,000

Conduct of Research Services		5,238,000		4,153,000				9,391,000
TECHNICAL ADVISORY EXTENSION PROGRAM		897,000		2,260,000				3,157,000

Provision of Extension Services		897,000		2,260,000				3,157,000

Sub-total, Operations		364,163,000		397,354,000				761,517,000

Total, Regular Programs		552,819,000		433,447,000				986,266,000

PROJECT(S)
Locally-Funded Project(s)
Upgrading and Extension of
Library Building and Canteen, Dinalupihan Campus						8,000,000		8,000,000
Advancing Sustainable Poultry Production:
A Program on Itik Pinas Technology
Promotion and Utilization in Central Luzon				5,000,000				5,000,000

JANUARY 5, 2026	OFFICIAL GAZETTE	577
STATE UNIVERSITIES AND COLLEGES

Rehabilitation and Extension of Two-Storey
Academic Building, Balanga Campus						35,000,000		35,000,000

Sub-total, Locally-Funded Project(s)				5,000,000		43,000,000		48,000,000

Total, Project(s)				5,000,000		43,000,000		48,000,000

TOTAL NEW APPROPRIATIONS	₱	552,819,000	₱	438,447,000	₱	43,000,000	₱	1,034,266,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								401,057

Total Permanent Positions								401,057

Other Compensation Common to All
Personnel Economic Relief Allowance								16,848
Representation Allowance								282
Transportation Allowance								282
Clothing and Uniform Allowance								4,914
Honoraria								9,734
Mid-Year Bonus - Civilian								33,421
Year End Bonus								33,421
Cash Gift								3,510
Productivity Enhancement Incentive								3,510
Step Increment								1,002

Total Other Compensation Common to All								106,924

Other Compensation for Specific Groups
Magna Carta for Public Health Workers								1,226
Lump-sum for Filling of Positions - Civilian								26,679

Total Other Compensation for Specific Groups								27,905

Other Benefits
PAG-IBIG Contributions								1,684
PhilHealth Contributions								9,732
Employees Compensation Insurance Premiums								842
Loyalty Award - Civilian								435
Terminal Leave								466

Total Other Benefits								13,159

Non-Permanent Positions								3,774

Total Personnel Services								552,819

578	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Maintenance and Other Operating Expenses
Travelling Expenses	2,827
Training and Scholarship Expenses	2,598
Supplies and Materials Expenses	21,138
Utility Expenses	39,096
Communication Expenses	2,638
Awards/Rewards and Prizes	2,811
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	3,401
General Services	176
Repairs and Maintenance	2,778
Financial Assistance/Subsidy	350,108
Taxes, Insurance Premiums and Other Fees	2,673
Labor and Wages	2,059
Other Maintenance and Operating Expenses
Advertising Expenses	288
Representation Expenses	403
Transportation and Delivery Expenses	49
Rent/Lease Expenses	76
Subscription Expenses	3,943
Other Maintenance and Operating Expenses	1,253

Total Maintenance and Other Operating Expenses	438,447

Total Current Operating Expenditures	991,266

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	43,000

Total Capital Outlays	43,000

TOTAL NEW APPROPRIATIONS	1,034,266

F.3. BULACAN AGRICULTURAL STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	343,082,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS

General Administration and Support	₱	54,189,000	₱	10,743,000	₱	₱	64,932,000
Support to Operations		5,300,000		3,492,000			8,792,000

JANUARY 5, 2026	OFFICIAL GAZETTE	579
STATE UNIVERSITIES AND COLLEGES

Operations		118,883,000		104,475,000		8,000,000		231,358,000

HIGHER EDUCATION PROGRAM		114,777,000		100,178,000		8,000,000		222,955,000
RESEARCH PROGRAM		643,000		2,831,000				3,474,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,463,000		1,466,000				4,929,000

Total, Regular Programs		178,372,000		118,710,000		8,000,000		305,082,000

B. PROJECT(S)
Locally-Funded Project(s)				5,000,000		33,000,000		38,000,000

Total, Project(s)				5,000,000		33,000,000		38,000,000

TOTAL NEW APPROPRIATIONS	₱	178,372,000	₱	123,710,000	₱	41,000,000	₱	343,082,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	40,431,000	₱	10,743,000	₱		₱	51,174,000
Administration of Personnel Benefits		13,758,000						13,758,000

Sub-total, General Administration and Support		54,189,000		10,743,000				64,932,000

Support to Operations
Auxiliary Services		5,300,000		3,492,000				8,792,000

Sub-total, Support to Operations		5,300,000		3,492,000				8,792,000

Operations
HIGHER EDUCATION PROGRAM		114,777,000		100,178,000		8,000,000		222,955,000

Provision of Higher Education Services		114,777,000		28,404,000		8,000,000		151,181,000
Free Higher Education				71,774,000				71,774,000
RESEARCH PROGRAM		643,000		2,831,000				3,474,000

Conduct of Research Services		643,000		2,831,000				3,474,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,463,000		1,466,000				4,929,000

Provision of Extension Services		3,463,000		1,466,000				4,929,000

580	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Sub-total, Operations		118,883,000		104,475,000		8,000,000		231,358,000

Total, Regular Programs		178,372,000		118,710,000		8,000,000		305,082,000

PROJECT(S)
Locally-Funded Project(s)
Advancing Sustainable Poultry Production:
A Program on Itik Pinas Technology
Promotion and Utilization in Central Luzon				5,000,000				5,000,000
Construction of Multipurpose Academic Building with Solar Panel and Rainwater Harvesting Facility						33,000,000		33,000,000

Sub-total, Locally-Funded Project(s)				5,000,000		33,000,000		38,000,000

Total, Project(s)				5,000,000		33,000,000		38,000,000

TOTAL NEW APPROPRIATIONS	₱	178,372,000	₱	123,710,000	₱	41,000,000	₱	343,082,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								126,153

Total Permanent Positions								126,153

Other Compensation Common to All
Personnel Economic Relief Allowance								5,904
Representation Allowance								138
Transportation Allowance								138
Clothing and Uniform Allowance								1,722
Honoraria								1,200
Mid-Year Bonus - Civilian								10,514
Year End Bonus								10,514
Cash Gift								1,230
Productivity Enhancement Incentive								1,230
Step Increment								316

Total Other Compensation Common to All								32,906

Other Compensation for Specific Groups
Magna Carta for Public Health Workers								153
Lump-sum for Filling of Positions - Civilian								11,768

Total Other Compensation for Specific Groups								11,921

JANUARY 5, 2026	OFFICIAL GAZETTE	581
STATE UNIVERSITIES AND COLLEGES

Other Benefits
PAG-IBIG Contributions	590
PhilHealth Contributions	3,093
Employees Compensation Insurance Premiums	295
Loyalty Award - Civilian	205
Terminal Leave	1,990

Total Other Benefits	6,173

Non-Permanent Positions	1,219

Total Personnel Services	178,372

Maintenance and Other Operating Expenses
Travelling Expenses	3,308
Training and Scholarship Expenses	2,632
Supplies and Materials Expenses	13,198
Utility Expenses	9,051
Communication Expenses	3,321
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	1,730
General Services	2,788
Repairs and Maintenance	6,691
Financial Assistance/Subsidy	71,774
Taxes, Insurance Premiums and Other Fees	1,166
Labor and Wages	815
Other Maintenance and Operating Expenses
Advertising Expenses	856
Printing and Publication Expenses	550
Representation Expenses	2,431
Transportation and Delivery Expenses	234
Rent/Lease Expenses	545
Membership Dues and Contributions to Organizations	650
Subscription Expenses	300
Other Maintenance and Operating Expenses	1,538

Total Maintenance and Other Operating Expenses	123,710

Total Current Operating Expenditures	302,082

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	33,000
Machinery and Equipment Outlay	8,000

Total Capital Outlays	41,000

TOTAL NEW APPROPRIATIONS	343,082

582	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

F.4. BULACAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	2,036,641,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	213,590,000	₱	45,543,000	₱		₱	259,133,000
Support to Operations				9,000				9,000
Operations		667,699,000		731,100,000		18,700,000		1,417,499,000

HIGHER EDUCATION PROGRAM		633,935,000		683,703,000		18,700,000		1,336,338,000
ADVANCED EDUCATION PROGRAM		8,135,000		5,444,000				13,579,000
RESEARCH PROGRAM		5,866,000		40,908,000				46,774,000
TECHNICAL ADVISORY EXTENSION PROGRAM		19,763,000		1,045,000				20,808,000

Total, Regular Programs		881,289,000		776,652,000		18,700,000		1,676,641,000

B. PROJECT(S)
Locally-Funded Project(s)						360,000,000		360,000,000

Total, Project(s)						360,000,000		360,000,000

TOTAL NEW APPROPRIATIONS	₱	881,289,000	₱	776,652,000	₱	378,700,000	₱	2,036,641,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	105,227,000	₱	45,543,000	₱		₱	150,770,000
Administration of Personnel Benefits		108,363,000						108,363,000

Sub-total, General Administration and Support		213,590,000		45,543,000				259,133,000

JANUARY 5, 2026	OFFICIAL GAZETTE	583
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services				9,000				9,000

Sub-total, Support to Operations				9,000				9,000

Operations
HIGHER EDUCATION PROGRAM		633,935,000		683,703,000		18,700,000		1,336,338,000

Provision of Higher Education Services		633,935,000		118,796,000		18,700,000		771,431,000
Free Higher Education				564,907,000				564,907,000
ADVANCED EDUCATION PROGRAM		8,135,000		5,444,000				13,579,000

Provision of Advanced Education Services		8,135,000		5,444,000				13,579,000
RESEARCH PROGRAM		5,866,000		40,908,000				46,774,000

Conduct of Research Services		5,866,000		40,908,000				46,774,000
TECHNICAL ADVISORY EXTENSION PROGRAM		19,763,000		1,045,000				20,808,000

Provision of Extension Services		19,763,000		1,045,000				20,808,000

Sub-total, Operations		667,699,000		731,100,000		18,700,000		1,417,499,000

Total, Regular Programs		881,289,000		776,652,000		18,700,000		1,676,641,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Sports and Recreation Zone Phase II, Bulacan State University Campus II						150,000,000		150,000,000
Construction of Five-Storey Student Dormitory and Staff Housing Facility Phase I, Bulacan State University Campus II						50,000,000		50,000,000
Continuation of CAFA Building, Malolos Campus						100,000,000		100,000,000
Construction of Gender and Development Building at Campus 2, Malolos, Bulacan						60,000,000		60,000,000

Sub-total, Locally-Funded Project(s)						360,000,000		360,000,000

Total, Project(s)						360,000,000		360,000,000

TOTAL NEW APPROPRIATIONS	₱	881,289,000	₱	776,652,000	₱	378,700,000	₱	2,036,641,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

584	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	609,194

Total Permanent Positions	609,194

Other Compensation Common to All
Personnel Economic Relief Allowance	20,136
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	5,873
Honoraria	3,037
Mid-Year Bonus - Civilian	50,767
Year End Bonus	50,767
Cash Gift	4,195
Productivity Enhancement Incentive	4,195
Step Increment	1,524

Total Other Compensation Common to All	141,058

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	656
Lump-sum for Filling of Positions - Civilian	107,044

Total Other Compensation for Specific Groups	107,700

Other Benefits
PAG-IBIG Contributions	2,012
PhilHealth Contributions	13,940
Employees Compensation Insurance Premiums	1,007
Loyalty Award - Civilian	790
Terminal Leave	1,319

Total Other Benefits	19,068

Non-Permanent Positions	4,269

Total Personnel Services	881,289

Maintenance and Other Operating Expenses
Travelling Expenses	8,463
Training and Scholarship Expenses	11,331
Supplies and Materials Expenses	44,827
Utility Expenses	30,780
Communication Expenses	10,922
Awards/Rewards and Prizes	50
Survey, Research, Exploration and Development Expenses	106
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132

JANUARY 5, 2026	OFFICIAL GAZETTE	585
STATE UNIVERSITIES AND COLLEGES

Professional Services	23,247
General Services	43,594
Repairs and Maintenance	9,576
Financial Assistance/Subsidy	564,907
Taxes, Insurance Premiums and Other Fees	2,205
Other Maintenance and Operating Expenses
Advertising Expenses	155
Printing and Publication Expenses	1,300
Representation Expenses	3,378
Rent/Lease Expenses	1,250
Membership Dues and Contributions to Organizations	400
Subscription Expenses	11,060
Other Maintenance and Operating Expenses	8,969

Total Maintenance and Other Operating Expenses	776,652

Total Current Operating Expenditures	1,657,941

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	360,000
Machinery and Equipment Outlay	18,700

Total Capital Outlays	378,700

TOTAL NEW APPROPRIATIONS	2,036,641

F.5. CENTRAL LUZON STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,257,111,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	170,548,000	₱	87,501,000	₱		₱	258,049,000
Support to Operations		35,512,000		8,362,000				43,874,000
Operations		592,647,000		258,070,000		4,633,000		855,350,000

HIGHER EDUCATION PROGRAM		517,110,000		197,228,000		4,633,000		718,971,000
ADVANCED EDUCATION PROGRAM				3,288,000				3,288,000
RESEARCH PROGRAM		49,986,000		10,863,000				60,849,000
TECHNICAL ADVISORY EXTENSION PROGRAM		25,551,000		46,691,000				72,242,000

Total, Regular Programs		798,707,000		353,933,000		4,633,000		1,157,273,000

586	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

B. PROJECT(S)
Locally-Funded Project(s)				7,000,000		92,838,000		99,838,000

Total, Project(s)				7,000,000		92,838,000		99,838,000

TOTAL NEW APPROPRIATIONS	₱	798,707,000	₱	360,933,000	₱	97,471,000	₱	1,257,111,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	135,692,000	₱	87,501,000	₱		₱	223,193,000
Administration of Personnel Benefits		34,856,000						34,856,000

Sub-total, General Administration and Support		170,548,000		87,501,000				258,049,000

Support to Operations
Auxiliary Services		35,512,000		8,362,000				43,874,000

Sub-total, Support to Operations		35,512,000		8,362,000				43,874,000

Operations
HIGHER EDUCATION PROGRAM		517,110,000		197,228,000		4,633,000		718,971,000

Provision of Higher Education Services		517,110,000		39,614,000		4,633,000		561,357,000
Free Higher Education				157,614,000				157,614,000
ADVANCED EDUCATION PROGRAM				3,288,000				3,288,000

Provision of Advanced Education Services				3,288,000				3,288,000
RESEARCH PROGRAM		49,986,000		10,863,000				60,849,000

Conduct of Research Services		49,986,000		10,863,000				60,849,000
TECHNICAL ADVISORY EXTENSION PROGRAM		25,551,000		46,691,000				72,242,000

Provision of Extension Services		25,551,000		46,691,000				72,242,000

Sub-total, Operations		592,647,000		258,070,000		4,633,000		855,350,000

Total, Regular Programs		798,707,000		353,933,000		4,633,000		1,157,273,000

JANUARY 5, 2026	OFFICIAL GAZETTE	587
STATE UNIVERSITIES AND COLLEGES

PROJECT(S)
Locally-Funded Project(s)
Completion of the Three-Storey Dormitory Building I						12,350,000		12,350,000
Construction of Three-Storey Dormitory Building III						40,488,000		40,488,000
Advancing Sustainable Poultry Production:
A Program on Itik Pinas Technology Promotion and Utilization in Central Luzon				7,000,000				7,000,000
Construction of Climate Resilient General Academic Building-A						40,000,000		40,000,000

Sub-total, Locally-Funded Project(s)				7,000,000		92,838,000		99,838,000

Total, Project(s)				7,000,000		92,838,000		99,838,000

TOTAL NEW APPROPRIATIONS	₱	798,707,000	₱	360,933,000	₱	97,471,000	₱	1,257,111,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	590,537

Total Permanent Positions	590,537

Other Compensation Common to All
Personnel Economic Relief Allowance	24,240
Representation Allowance	222
Transportation Allowance	222
Clothing and Uniform Allowance	7,070
Honoraria	3,438
Mid-Year Bonus - Civilian	49,212
Year End Bonus	49,212
Cash Gift	5,050
Productivity Enhancement Incentive	5,050
Step Increment	1,476

Total Other Compensation Common to All	145,192

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	2,261
Magna Carta for Science & Technology Personnel	8,119

588	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Lump-sum for Filling of Positions - Civilian	24,582

Total Other Compensation for Specific Groups	34,962

Other Benefits
PAG-IBIG Contributions	2,423
PhilHealth Contributions	13,321
Employees Compensation Insurance Premiums	1,213
Loyalty Award - Civilian	785
Terminal Leave	10,274

Total Other Benefits	28,016

Total Personnel Services	798,707

Maintenance and Other Operating Expenses
Travelling Expenses	8,224
Training and Scholarship Expenses	8,177
Supplies and Materials Expenses	44,431
Utility Expenses	57,783
Communication Expenses	9,206
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,126
Professional Services	5,774
General Services	23,873
Repairs and Maintenance	17,519
Financial Assistance/Subsidy	157,614
Taxes, Insurance Premiums and Other Fees	5,210
Other Maintenance and Operating Expenses
Printing and Publication Expenses	3,010
Representation Expenses	1,527
Membership Dues and Contributions to Organizations	8,836
Subscription Expenses	1,155
Other Maintenance and Operating Expenses	7,468

Total Maintenance and Other Operating Expenses	360,933

Total Current Operating Expenditures	1,159,640

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	92,838
Furniture, Fixtures and Books Outlay	4,633

Total Capital Outlays	97,471

TOTAL NEW APPROPRIATIONS	1,257,111

F.6. NUEVA ECIJA UNIVERSITY OF SCIENCE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,426,141,000

JANUARY 5, 2026	OFFICIAL GAZETTE	589
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	222,927,000	₱	44,372,000	₱	17,500,000	₱	284,799,000
Support to Operations		11,008,000		1,756,000				12,764,000
Operations		492,277,000		466,301,000				958,578,000

HIGHER EDUCATION PROGRAM		430,273,000		461,184,000				891,457,000
ADVANCED EDUCATION PROGRAM		38,514,000		1,757,000				40,271,000
RESEARCH PROGRAM		11,884,000		1,467,000				13,351,000
TECHNICAL ADVISORY EXTENSION PROGRAM		11,606,000		1,893,000				13,499,000

Total, Regular Programs		726,212,000		512,429,000		17,500,000		1,256,141,000

B. PROJECT(S)
Locally-Funded Project(s)				5,000,000		165,000,000		170,000,000

Total, Project(s)				5,000,000		165,000,000		170,000,000

TOTAL NEW APPROPRIATIONS	₱	726,212,000	₱	517,429,000	₱	182,500,000	₱	1,426,141,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	134,221,000	₱	44,372,000	₱	17,500,000	₱	196,093,000
Administration of Personnel Benefits		88,706,000						88,706,000

Sub-total, General Administration and Support		222,927,000		44,372,000		17,500,000		284,799,000

Support to Operations
Auxiliary Services		11,008,000		1,756,000				12,764,000

Sub-total, Support to Operations		11,008,000		1,756,000				12,764,000

590	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Operations
HIGHER EDUCATION PROGRAM		430,273,000		461,184,000				891,457,000

Provision of Higher Education Services		430,273,000		25,840,000				456,113,000
Free Higher Education				435,344,000				435,344,000
ADVANCED EDUCATION PROGRAM		38,514,000		1,757,000				40,271,000

Provision of Advanced Education Services		38,514,000		1,757,000				40,271,000
RESEARCH PROGRAM		11,884,000		1,467,000				13,351,000

Conduct of Research Services		11,884,000		1,467,000				13,351,000
TECHNICAL ADVISORY EXTENSION PROGRAM		11,606,000		1,893,000				13,499,000

Provision of Extension Services		11,606,000		1,893,000				13,499,000

Sub-total, Operations		492,277,000		466,301,000				958,578,000

Total, Regular Programs		726,212,000		512,429,000		17,500,000		1,256,141,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Four-Storey Multi-Purpose Technology Business Incubation, Sumacab Campus						50,000,000		50,000,000
Construction of Three-Storey College Building, Sto. Domingo Campus						50,000,000		50,000,000
Construction of Three-Storey College Building, Nampicuan Campus						50,000,000		50,000,000
Advancing Sustainable Poultry Production: A Program on Itik Pinas Technology Promotion and Utilization in Central Luzon				5,000,000				5,000,000
Construction of Academic Building and Training Center, Phase II, San Isidro, Tabon Campus						15,000,000		15,000,000

Sub-total, Locally-Funded Project(s)				5,000,000		165,000,000		170,000,000

Total, Project(s)				5,000,000		165,000,000		170,000,000

TOTAL NEW APPROPRIATIONS	₱	726,212,000	₱	517,429,000	₱	182,500,000	₱	1,426,141,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

JANUARY 5, 2026	OFFICIAL GAZETTE	591
STATE UNIVERSITIES AND COLLEGES

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	485,205

Total Permanent Positions	485,205

Other Compensation Common to All
Personnel Economic Relief Allowance	18,192
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	5,306
Honoraria	2,205
Mid-Year Bonus - Civilian	40,434
Year End Bonus	40,434
Cash Gift	3,790
Productivity Enhancement Incentive	3,790
Step Increment	1,213

Total Other Compensation Common to All	115,928

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,441
Magna Carta for Science & Technology Personnel	9,073
Lump-sum for Filling of Positions - Civilian	82,309

Total Other Compensation for Specific Groups	92,823

Other Benefits
PAG-IBIG Contributions	1,819
PhilHealth Contributions	11,406
Employees Compensation Insurance Premiums	910
Loyalty Award - Civilian	595
Terminal Leave	6,397

Total Other Benefits	21,127

Non-Permanent Positions	11,129

Total Personnel Services	726,212

Maintenance and Other Operating Expenses
Travelling Expenses	2,259
Training and Scholarship Expenses	1,708
Supplies and Materials Expenses	41,021
Utility Expenses	15,440
Communication Expenses	1,936
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	2,295
General Services	1,166
Repairs and Maintenance	4,019

592	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Financial Assistance/Subsidy	435,344
Taxes, Insurance Premiums and Other Fees	5,792
Labor and Wages	1,625
Other Maintenance and Operating Expenses
Advertising Expenses	263
Printing and Publication Expenses	740
Representation Expenses	1,084
Transportation and Delivery Expenses	87
Rent/Lease Expenses	525
Membership Dues and Contributions to Organizations	793
Subscription Expenses	456
Other Maintenance and Operating Expenses	726

Total Maintenance and Other Operating Expenses	517,429

Total Current Operating Expenditures	1,243,641

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	165,000
Transportation Equipment Outlay	17,500

Total Capital Outlays	182,500

TOTAL NEW APPROPRIATIONS	1,426,141

F.7. PAMPANGA STATE AGRICULTURAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	630,737,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	101,332,000	₱	33,043,000	₱	₱	134,375,000
Support to Operations		14,476,000		2,713,000			17,189,000
Operations		241,348,000		92,825,000			334,173,000

HIGHER EDUCATION PROGRAM		216,592,000		77,065,000			293,657,000
ADVANCED EDUCATION PROGRAM		5,169,000		1,162,000			6,331,000
RESEARCH PROGRAM		12,006,000		10,397,000			22,403,000
TECHNICAL ADVISORY EXTENSION PROGRAM		7,581,000		4,201,000			11,782,000

Total, Regular Programs		357,156,000		128,581,000			485,737,000

JANUARY 5, 2026	OFFICIAL GAZETTE	593
STATE UNIVERSITIES AND COLLEGES

B. PROJECT(S)
Locally-Funded Project(s)				5,000,000		140,000,000		145,000,000

Total, Project(s)				5,000,000		140,000,000		145,000,000

TOTAL NEW APPROPRIATIONS	₱	357,156,000	₱	133,581,000	₱	140,000,000	₱	630,737,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	76,952,000	₱	33,043,000	₱	₱	109,995,000
Administration of Personnel Benefits		24,380,000					24,380,000

Sub-total, General Administration and Support		101,332,000		33,043,000			134,375,000

Support to Operations
Auxiliary Services		14,476,000		2,713,000			17,189,000

Sub-total, Support to Operations		14,476,000		2,713,000			17,189,000

Operations
HIGHER EDUCATION PROGRAM		216,592,000		77,065,000			293,657,000

Provision of Higher Education Services		216,592,000		15,014,000			231,606,000
Free Higher Education				62,051,000			62,051,000
ADVANCED EDUCATION PROGRAM		5,169,000		1,162,000			6,331,000

Provision of Advanced Education Services		5,169,000		1,162,000			6,331,000
RESEARCH PROGRAM		12,006,000		10,397,000			22,403,000

Conduct of Research Services		12,006,000		10,397,000			22,403,000
TECHNICAL ADVISORY EXTENSION PROGRAM		7,581,000		4,201,000			11,782,000

Provision of Extension Services		7,581,000		4,201,000			11,782,000

Sub-total, Operations		241,348,000		92,825,000			334,173,000

Total, Regular Programs		357,156,000		128,581,000			485,737,000

594	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PROJECT(S)
Locally-Funded Project(s)
Construction of Three-Storey College of Veterinary Medicine Building						50,000,000		50,000,000
Construction of Animal Science and Fisheries Building						60,000,000		60,000,000
Advancing Sustainable Poultry Production: A Program on Itik Pinas Technology Promotion and Utilization in Central Luzon				5,000,000				5,000,000
Construction of Two-Storey College of Business, Economics and Entrepreneurship Building						30,000,000		30,000,000

Sub-total, Locally-Funded Project(s)				5,000,000		140,000,000		145,000,000

Total, Project(s)				5,000,000		140,000,000		145,000,000

TOTAL NEW APPROPRIATIONS	₱	357,156,000	₱	133,581,000	₱	140,000,000	₱	630,737,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	247,630

Total Permanent Positions	247,630

Other Compensation Common to All
Personnel Economic Relief Allowance	10,080
Representation Allowance	294
Transportation Allowance	294
Clothing and Uniform Allowance	2,940
Honoraria	15,512
Mid-Year Bonus - Civilian	20,635
Year End Bonus	20,635
Cash Gift	2,100
Productivity Enhancement Incentive	2,100
Step Increment	619

Total Other Compensation Common to All	75,209

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	628
Lump-sum for Filling of Positions - Civilian	23,448

Total Other Compensation for Specific Groups	24,076

JANUARY 5, 2026	OFFICIAL GAZETTE	595
STATE UNIVERSITIES AND COLLEGES

Other Benefits
PAG-IBIG Contributions	1,008
PhilHealth Contributions	5,855
Employees Compensation Insurance Premiums	505
Loyalty Award - Civilian	175
Terminal Leave	932

Total Other Benefits	8,475

Non-Permanent Positions	1,766

Total Personnel Services	357,156

Maintenance and Other Operating Expenses
Travelling Expenses	4,829
Training and Scholarship Expenses	1,923
Supplies and Materials Expenses	14,683
Utility Expenses	9,895
Communication Expenses	669
Awards/Rewards and Prizes	370
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	2,984
General Services	8,647
Repairs and Maintenance	8,453
Financial Assistance/Subsidy	62,101
Taxes, Insurance Premiums and Other Fees	3,136
Labor and Wages	1,335
Other Maintenance and Operating Expenses
Advertising Expenses	329
Printing and Publication Expenses	1,475
Representation Expenses	1,851
Transportation and Delivery Expenses	356
Rent/Lease Expenses	115
Membership Dues and Contributions to Organizations	600
Subscription Expenses	745
Other Maintenance and Operating Expenses	8,887

Total Maintenance and Other Operating Expenses	133,581

Total Current Operating Expenditures	490,737

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	140,000

Total Capital Outlays	140,000

TOTAL NEW APPROPRIATIONS	630,737

F.8. PAMPANGA STATE UNIVERSITY

(formerly Don Honorio Ventura State University)

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,266,277,000

596	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	135,181,000	₱	21,401,000	₱		₱	156,582,000
Support to Operations		7,060,000		3,386,000				10,446,000
Operations		306,203,000		760,046,000				1,066,249,000

HIGHER EDUCATION PROGRAM		293,579,000		756,254,000				1,049,833,000
ADVANCED EDUCATION PROGRAM		8,202,000		454,000				8,656,000
RESEARCH PROGRAM		2,231,000		2,008,000				4,239,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,191,000		1,330,000				3,521,000

Total, Regular Programs		448,444,000		784,833,000				1,233,277,000

B. PROJECT(S)
Locally-Funded Project(s)						33,000,000		33,000,000

Total, Project(s)						33,000,000		33,000,000

TOTAL NEW APPROPRIATIONS	₱	448,444,000	₱	784,833,000	₱	33,000,000	₱	1,266,277,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	112,482,000	₱	21,401,000	₱	₱	133,883,000
Administration of Personnel Benefits		22,699,000					22,699,000

Sub-total, General Administration and Support		135,181,000		21,401,000			156,582,000

Support to Operations
Auxiliary Services		7,060,000		3,386,000			10,446,000

Sub-total, Support to Operations		7,060,000		3,386,000			10,446,000

JANUARY 5, 2026	OFFICIAL GAZETTE	597
STATE UNIVERSITIES AND COLLEGES

Operations
HIGHER EDUCATION PROGRAM		293,579,000		756,254,000				1,049,833,000

Provision of Higher Education Services		293,579,000		33,098,000				326,677,000
Free Higher Education				723,156,000				723,156,000
ADVANCED EDUCATION PROGRAM		8,202,000		454,000				8,656,000

Provision of Advanced Education Services		8,202,000		454,000				8,656,000
RESEARCH PROGRAM		2,231,000		2,008,000				4,239,000

Conduct of Research Services		2,231,000		2,008,000				4,239,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,191,000		1,330,000				3,521,000

Provision of Extension Services		2,191,000		1,330,000				3,521,000

Sub-total, Operations		306,203,000		760,046,000				1,066,249,000

Total, Regular Programs		448,444,000		784,833,000				1,233,277,000

PROJECT(S)
Locally-Funded Project(s)
Completion of Twelve-Classroom Three-Storey Academic Building with Site Development, Porac Campus						33,000,000		33,000,000

Sub-total, Locally-Funded Project(s)						33,000,000		33,000,000

Total, Project(s)						33,000,000		33,000,000

TOTAL NEW APPROPRIATIONS	₱	448,444,000	₱	784,833,000	₱	33,000,000	₱	1,266,277,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	302,822

Total Permanent Positions	302,822

Other Compensation Common to All
Personnel Economic Relief Allowance	11,976
Representation Allowance	282

598	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Transportation Allowance	282
Clothing and Uniform Allowance	3,493
Honoraria	3,828
Mid-Year Bonus - Civilian	25,234
Year End Bonus	25,234
Cash Gift	2,495
Productivity Enhancement Incentive	2,495
Step Increment	757

Total Other Compensation Common to All	76,076

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	989
Lump-sum for Filling of Positions - Civilian	20,789

Total Other Compensation for Specific Groups	21,778

Other Benefits
PAG-IBIG Contributions	1,198
PhilHealth Contributions	7,323
Employees Compensation Insurance Premiums	599
Loyalty Award - Civilian	405
Terminal Leave	1,910

Total Other Benefits	11,435

Non-Permanent Positions	36,333

Total Personnel Services	448,444

Maintenance and Other Operating Expenses
Travelling Expenses	856
Training and Scholarship Expenses	4,986
Supplies and Materials Expenses	24,585
Utility Expenses	9,498
Communication Expenses	757
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	1,907
General Services	5,834
Repairs and Maintenance	5,420
Financial Assistance/Subsidy	723,156
Taxes, Insurance Premiums and Other Fees	816
Other Maintenance and Operating Expenses
Advertising Expenses	53
Printing and Publication Expenses	109
Representation Expenses	161
Transportation and Delivery Expenses	103
Membership Dues and Contributions to Organizations	373
Subscription Expenses	125
Other Maintenance and Operating Expenses	5,944

Total Maintenance and Other Operating Expenses	784,833

Total Current Operating Expenditures	1,233,277

JANUARY 5, 2026	OFFICIAL GAZETTE	599
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	33,000

Total Capital Outlays	33,000

TOTAL NEW APPROPRIATIONS	1,266,277

F.9. PHILIPPINE MERCHANT MARINE ACADEMY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	350,429,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	77,292,000	₱	48,310,000	₱		₱	125,602,000
Support to Operations		19,482,000		10,994,000				30,476,000
Operations		66,115,000		90,236,000				156,351,000

HIGHER EDUCATION PROGRAM		55,144,000		82,429,000				137,573,000
ADVANCED EDUCATION PROGRAM		8,885,000		6,017,000				14,902,000
RESEARCH PROGRAM		2,086,000		1,790,000				3,876,000

Total, Regular Programs		162,889,000		149,540,000				312,429,000

B. PROJECT(S)
Locally-Funded Project(s)						38,000,000		38,000,000

Total, Project(s)						38,000,000		38,000,000

TOTAL NEW APPROPRIATIONS	₱	162,889,000	₱	149,540,000	₱	38,000,000	₱	350,429,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	52,932,000	₱	48,310,000	₱	₱	101,242,000

600	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Administration of Personnel Benefits		24,360,000						24,360,000

Sub-total, General Administration and Support		77,292,000		48,310,000				125,602,000

Support to Operations
Auxiliary Services		19,482,000		10,994,000				30,476,000

Sub-total, Support to Operations		19,482,000		10,994,000				30,476,000

Operations
HIGHER EDUCATION PROGRAM		55,144,000		82,429,000				137,573,000

Provision of Higher Education Services		55,144,000		48,867,000				104,011,000
Free Higher Education				33,562,000				33,562,000
ADVANCED EDUCATION PROGRAM		8,885,000		6,017,000				14,902,000

Provision of Advanced Education Services		8,885,000		6,017,000				14,902,000
RESEARCH PROGRAM		2,086,000		1,790,000				3,876,000

Conduct of Research Services		2,086,000		1,790,000				3,876,000

Sub-total, Operations		66,115,000		90,236,000				156,351,000

Total, Regular Programs		162,889,000		149,540,000				312,429,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Academic Building, Main Campus						38,000,000		38,000,000

Sub-total, Locally-Funded Project(s)						38,000,000		38,000,000

Total, Project(s)						38,000,000		38,000,000

TOTAL NEW APPROPRIATIONS	₱	162,889,000	₱	149,540,000	₱	38,000,000	₱	350,429,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	101,721

Total Permanent Positions	101,721

JANUARY 5, 2026	OFFICIAL GAZETTE	601
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	5,544
Representation Allowance	186
Transportation Allowance	186
Clothing and Uniform Allowance	1,617
Honoraria	4,000
Mid-Year Bonus - Civilian	8,476
Year End Bonus	8,476
Cash Gift	1,155
Productivity Enhancement Incentive	1,155
Step Increment	255

Total Other Compensation Common to All	31,050

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	465
Lump-sum for Filling of Positions - Civilian	23,628

Total Other Compensation for Specific Groups	24,093

Other Benefits
PAG-IBIG Contributions	554
PhilHealth Contributions	2,476
Employees Compensation Insurance Premiums	278
Loyalty Award - Civilian	95
Terminal Leave	732

Total Other Benefits	4,135

Non-Permanent Positions	1,890

Total Personnel Services	162,889

Maintenance and Other Operating Expenses
Travelling Expenses	4,078
Training and Scholarship Expenses	2,504
Supplies and Materials Expenses	63,544
Utility Expenses	16,909
Communication Expenses	3,547
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	12,480
General Services	9,052
Repairs and Maintenance	1,140
Financial Assistance/Subsidy	33,562
Taxes, Insurance Premiums and Other Fees	1,930
Other Maintenance and Operating Expenses
Printing and Publication Expenses	190
Representation Expenses	197
Membership Dues and Contributions to Organizations	149
Subscription Expenses	148

Total Maintenance and Other Operating Expenses	149,540

Total Current Operating Expenditures	312,429

602	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	38,000

Total Capital Outlays	38,000

TOTAL NEW APPROPRIATIONS	350,429

F.10. PRESIDENT RAMON MAGSAYSAY STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	742,648,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	132,812,000	₱	15,588,000	₱	7,800,000	₱	156,200,000
Support to Operations		9,611,000		2,442,000				12,053,000
Operations		257,068,000		186,377,000		15,950,000		459,395,000

HIGHER EDUCATION PROGRAM		245,407,000		180,133,000		12,950,000		438,490,000
ADVANCED EDUCATION PROGRAM		8,366,000		1,751,000				10,117,000
RESEARCH PROGRAM		1,923,000		2,215,000		3,000,000		7,138,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,372,000		2,278,000				3,650,000

Total, Regular Programs		399,491,000		204,407,000		23,750,000		627,648,000

B. PROJECT(S)
Locally-Funded Project(s)				5,000,000		110,000,000		115,000,000

Total, Project(s)				5,000,000		110,000,000		115,000,000

TOTAL NEW APPROPRIATIONS	₱	399,491,000	₱	209,407,000	₱	133,750,000	₱	742,648,000

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 5, 2026	OFFICIAL GAZETTE	603
STATE UNIVERSITIES AND COLLEGES

REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	86,350,000	₱	15,588,000	₱	7,800,000	₱	109,738,000
Administration of Personnel Benefits		46,462,000						46,462,000

Sub-total, General Administration and Support		132,812,000		15,588,000		7,800,000		156,200,000

Support to Operations
Auxiliary Services		9,611,000		2,442,000				12,053,000

Sub-total, Support to Operations		9,611,000		2,442,000				12,053,000

Operations
HIGHER EDUCATION PROGRAM		245,407,000		180,133,000		12,950,000		438,490,000

Provision of Higher Education Services		245,407,000		42,015,000		12,950,000		300,372,000
Free Higher Education				138,118,000				138,118,000
ADVANCED EDUCATION PROGRAM		8,366,000		1,751,000				10,117,000

Provision of Advanced Education Services		8,366,000		1,751,000				10,117,000
RESEARCH PROGRAM		1,923,000		2,215,000		3,000,000		7,138,000

Conduct of Research Services		1,923,000		2,215,000		3,000,000		7,138,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,372,000		2,278,000				3,650,000

Provision of Extension Services		1,372,000		2,278,000				3,650,000

Sub-total, Operations		257,068,000		186,377,000		15,950,000		459,395,000

Total, Regular Programs		399,491,000		204,407,000		23,750,000		627,648,000

PROJECT(S)
Locally-Funded Project(s)
Completion of Three-Storey Business and Technology Academic Building, Castillejos Campus						30,000,000		30,000,000
Construction of Three-Storey College of Nursing Academic Building Phase I, Iba Campus						20,000,000		20,000,000
Construction of Three-Storey Science-Based Building Phase I, San Marcelino Campus						20,000,000		20,000,000

604	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Advancing Sustainable Poultry Production: A Program on Itik Pinas Technology Promotion and Utilization in Central Luzon				5,000,000				5,000,000
Construction of Three-Storey College of Engineering Academic Building, Iba Campus						40,000,000		40,000,000

Sub-total, Locally-Funded Project(s)				5,000,000		110,000,000		115,000,000

Total, Project(s)				5,000,000		110,000,000		115,000,000

TOTAL NEW APPROPRIATIONS	₱	399,491,000	₱	209,407,000	₱	133,750,000	₱	742,648,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	268,464

Total Permanent Positions	268,464

Other Compensation Common to All
Personnel Economic Relief Allowance	11,904
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	3,472
Honoraria	2,812
Mid-Year Bonus - Civilian	22,373
Year End Bonus	22,373
Cash Gift	2,480
Productivity Enhancement Incentive	2,480
Step Increment	671

Total Other Compensation Common to All	69,129

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,009
Lump-sum for Filling of Positions - Civilian	40,909

Total Other Compensation for Specific Groups	41,918

Other Benefits
PAG-IBIG Contributions	1,190
PhilHealth Contributions	6,343
Employees Compensation Insurance Premiums	595

JANUARY 5, 2026	OFFICIAL GAZETTE	605
STATE UNIVERSITIES AND COLLEGES

Loyalty Award - Civilian	245
Terminal Leave	5,553

Total Other Benefits	13,926

Non-Permanent Positions	6,054

Total Personnel Services	399,491

Maintenance and Other Operating Expenses
Travelling Expenses	4,496
Training and Scholarship Expenses	3,979
Supplies and Materials Expenses	15,895
Utility Expenses	16,276
Communication Expenses	4,629
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	1,930
General Services	10,696
Repairs and Maintenance	2,150
Financial Assistance/Subsidy	138,118
Taxes, Insurance Premiums and Other Fees	5,100
Other Maintenance and Operating Expenses
Printing and Publication Expenses	450
Representation Expenses	1,750
Membership Dues and Contributions to Organizations	400
Subscription Expenses	500
Other Maintenance and Operating Expenses	2,888

Total Maintenance and Other Operating Expenses	209,407

Total Current Operating Expenditures	608,898

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	110,000
Transportation Equipment Outlay	23,750

Total Capital Outlays	133,750

TOTAL NEW APPROPRIATIONS	742,648

F.11. TARLAC AGRICULTURAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	521,144,000

New Appropriations, by Programs/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

606	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

A. REGULAR PROGRAMS
General Administration and Support	₱	123,094,000	₱	36,395,000	₱		₱	159,489,000
Support to Operations		6,196,000		3,823,000				10,019,000
Operations		179,487,000		102,729,000		4,420,000		286,636,000

HIGHER EDUCATION PROGRAM		159,146,000		87,594,000		4,420,000		251,160,000
ADVANCED EDUCATION PROGRAM		5,216,000		2,043,000				7,259,000
RESEARCH PROGRAM		8,986,000		6,724,000				15,710,000
TECHNICAL ADVISORY EXTENSION PROGRAM		6,139,000		6,368,000				12,507,000

Total, Regular Programs		308,777,000		142,947,000		4,420,000		456,144,000

B. PROJECT(S)
Locally-Funded Project(s)				7,000,000		58,000,000		65,000,000

Total, Project(s)				7,000,000		58,000,000		65,000,000

TOTAL NEW APPROPRIATIONS	₱	308,777,000	₱	149,947,000	₱	62,420,000	₱	521,144,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	75,664,000	₱	36,395,000	₱		₱	112,059,000
Administration of Personnel Benefits		47,430,000						47,430,000

Sub-total, General Administration and Support		123,094,000		36,395,000				159,489,000

Support to Operations
Auxiliary Services		6,196,000		3,823,000				10,019,000

Sub-total, Support to Operations		6,196,000		3,823,000				10,019,000

Operations
HIGHER EDUCATION PROGRAM		159,146,000		87,594,000		4,420,000		251,160,000

Provision of Higher Education Services		159,146,000		28,674,000		4,420,000		192,240,000

JANUARY 5, 2026	OFFICIAL GAZETTE	607
STATE UNIVERSITIES AND COLLEGES

Free Higher Education				58,920,000				58,920,000
ADVANCED EDUCATION PROGRAM		5,216,000		2,043,000				7,259,000

Provision of Advanced Education Services		5,216,000		2,043,000				7,259,000
RESEARCH PROGRAM		8,986,000		6,724,000				15,710,000

Conduct of Research Services		8,986,000		6,724,000				15,710,000
TECHNICAL ADVISORY EXTENSION PROGRAM		6,139,000		6,368,000				12,507,000

Provision of Extension Services		6,139,000		6,368,000				12,507,000

Sub-total, Operations		179,487,000		102,729,000		4,420,000		286,636,000

Total, Regular Programs		308,777,000		142,947,000		4,420,000		456,144,000

PROJECT(S)
Locally-Funded Project(s)
Integration of Renewable Energy Collection Systems in Existing Academic, Administrative, and Support Services Buildings in the University Phase I						8,000,000		8,000,000
Advancing Sustainable Poultry Production: A Program on Itik Pinas Technology Promotion and Utilization in Central Luzon				5,000,000				5,000,000
Rehabilitation of Old Buildings						30,000,000		30,000,000
Futures Thinking Research Program				2,000,000				2,000,000
Construction of College of Education Child Research and Development Laboratory of Experiences (CRADLE)						20,000,000		20,000,000

Sub-total, Locally-Funded Project(s)				7,000,000		58,000,000		65,000,000

Total, Project(s)				7,000,000		58,000,000		65,000,000

TOTAL NEW APPROPRIATIONS	₱	308,777,000	₱	149,947,000	₱	62,420,000	₱	521,144,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions

608	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Basic Salary	201,768

Total Permanent Positions	201,768

Other Compensation Common to All
Personnel Economic Relief Allowance	9,672
Representation Allowance	294
Transportation Allowance	294
Clothing and Uniform Allowance	2,821
Honoraria	1,285
Mid-Year Bonus - Civilian	16,813
Year End Bonus	16,813
Cash Gift	2,015
Productivity Enhancement Incentive	2,015
Step Increment	505

Total Other Compensation Common to All	52,527

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	545
Lump-sum for Filling of Positions - Civilian	47,430

Total Other Compensation for Specific Groups	47,975

Other Benefits
PAG-IBIG Contributions	966
PhilHealth Contributions	4,872
Employees Compensation Insurance Premiums	484
Loyalty Award - Civilian	185

Total Other Benefits	6,507

Total Personnel Services	308,777

Maintenance and Other Operating Expenses
Travelling Expenses	8,186
Training and Scholarship Expenses	6,888
Supplies and Materials Expenses	21,453
Utility Expenses	23,155
Communication Expenses	2,050
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	1,613
General Services	153
Repairs and Maintenance	4,818
Financial Assistance/Subsidy	58,920
Taxes, Insurance Premiums and Other Fees	1,407
Labor and Wages	448
Other Maintenance and Operating Expenses
Advertising Expenses	138
Printing and Publication Expenses	200

JANUARY 5, 2026	OFFICIAL GAZETTE	609
STATE UNIVERSITIES AND COLLEGES

Representation Expenses	485
Membership Dues and Contributions to Organizations	653
Subscription Expenses	675
Donations	50
Other Maintenance and Operating Expenses	16,523

Total Maintenance and Other Operating Expenses	149,947

Total Current Operating Expenditures	458,724

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	51,000
Machinery and Equipment Outlay	10,090
Furniture, Fixtures and Books Outlay	1,330

Total Capital Outlays	62,420

TOTAL NEW APPROPRIATIONS	521,144

F.12. TARLAC STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,036,714,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	149,933,000	₱	50,154,000	₱		₱	200,087,000
Support to Operations		13,673,000		5,372,000				19,045,000
Operations		321,604,000		405,278,000				726,882,000

HIGHER EDUCATION PROGRAM		307,928,000		401,653,000				709,581,000
ADVANCED EDUCATION PROGRAM		1,538,000		871,000				2,409,000
RESEARCH PROGRAM		7,837,000		1,966,000				9,803,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,301,000		788,000				5,089,000

Total, Regular Programs		485,210,000		460,804,000				946,014,000

B. PROJECT(S)
Locally-Funded Project(s)				700,000		90,000,000		90,700,000

Total, Project(s)				700,000		90,000,000		90,700,000

TOTAL NEW APPROPRIATIONS	₱	485,210,000	₱	461,504,000	₱	90,000,000	₱	1,036,714,000

610	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	83,792,000	₱	50,154,000	₱		₱	133,946,000
Administration of Personnel Benefits		66,141,000						66,141,000

Sub-total, General Administration and Support		149,933,000		50,154,000				200,087,000

Support to Operations
Auxiliary Services		13,673,000		5,372,000				19,045,000

Sub-total, Support to Operations		13,673,000		5,372,000				19,045,000

Operations
HIGHER EDUCATION PROGRAM		307,928,000		401,653,000				709,581,000

Provision of Higher Education Services		307,928,000		90,372,000				398,300,000
Free Higher Education				311,281,000				311,281,000
ADVANCED EDUCATION PROGRAM		1,538,000		871,000				2,409,000

Provision of Advanced Education Services		1,538,000		871,000				2,409,000
RESEARCH PROGRAM		7,837,000		1,966,000				9,803,000

Conduct of Research Services		7,837,000		1,966,000				9,803,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,301,000		788,000				5,089,000

Provision of Extension Services		4,301,000		788,000				5,089,000

Sub-total, Operations		321,604,000		405,278,000				726,882,000

Total, Regular Programs		485,210,000		460,804,000				946,014,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Female Dormitory Phase III, Lucinda Campus						50,000,000		50,000,000
Construction of Academic Building for College of Engineering						40,000,000		40,000,000

JANUARY 5, 2026	OFFICIAL GAZETTE	611
STATE UNIVERSITIES AND COLLEGES

Center for Peace, Indigenous Peoples’ Resources and Development (CPIRD)		700,000		700,000

Sub-total, Locally-Funded Project(s)		700,000	90,000,000	90,700,000

Total, Project(s)		700,000	90,000,000	90,700,000

TOTAL NEW APPROPRIATIONS	₱485,210,000	₱461,504,000	₱90,000,000	₱1,036,714,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	318,518

Total Permanent Positions	318,518

Other Compensation Common to All
Personnel Economic Relief Allowance	12,504
Representation Allowance	354
Transportation Allowance	354
Clothing and Uniform Allowance	3,647
Honoraria	8,644
Mid-Year Bonus - Civilian	26,544
Year End Bonus	26,544
Cash Gift	2,605
Productivity Enhancement Incentive	2,605
Step Increment	796

Total Other Compensation Common to All	84,597

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	882
Lump-sum for Filling of Positions - Civilian	65,610
Anniversary Bonus - Civilian	1,530

Total Other Compensation for Specific Groups	68,022

Other Benefits
PAG-IBIG Contributions	1,250
PhilHealth Contributions	7,319
Employees Compensation Insurance Premiums	625
Loyalty Award - Civilian	325
Terminal Leave	531

Total Other Benefits	10,050

612	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Non-Permanent Positions	4,023

Total Personnel Services	485,210

Maintenance and Other Operating Expenses
Travelling Expenses	13,467
Training and Scholarship Expenses	891
Supplies and Materials Expenses	15,092
Utility Expenses	20,289
Communication Expenses	5,723
Awards/Rewards and Prizes	5,673
Survey, Research, Exploration and Development Expenses	700
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	43,551
General Services	23,601
Repairs and Maintenance	717
Financial Assistance/Subsidy	311,281
Taxes, Insurance Premiums and Other Fees	4,657
Other Maintenance and Operating Expenses
Advertising Expenses	53
Printing and Publication Expenses	883
Representation Expenses	459
Membership Dues and Contributions to Organizations	223
Subscription Expenses	7,406
Other Maintenance and Operating Expenses	6,688

Total Maintenance and Other Operating Expenses	461,504

Total Current Operating Expenditures	946,714

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	90,000

Total Capital Outlays	90,000

TOTAL NEW APPROPRIATIONS	1,036,714

JANUARY 5, 2026	OFFICIAL GAZETTE	613
STATE UNIVERSITIES AND COLLEGES

G. REGION IVA - CALABARZON

G.1. BATANGAS STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	2,325,267,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	219,132,000	₱	31,953,000	₱		₱	251,085,000
Support to Operations		7,396,000		1,051,000				8,447,000
Operations		520,324,000		1,193,411,000				1,713,735,000

HIGHER EDUCATION PROGRAM		504,544,000		1,172,199,000				1,676,743,000
ADVANCED EDUCATION PROGRAM		8,364,000		267,000				8,631,000
RESEARCH PROGRAM		3,713,000		19,931,000				23,644,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,703,000		1,014,000				4,717,000

Total, Regular Programs		746,852,000		1,226,415,000				1,973,267,000

B. PROJECT(S)
Locally-Funded Project(s)				2,000,000		350,000,000		352,000,000

Total, Project(s)				2,000,000		350,000,000		352,000,000

TOTAL NEW APPROPRIATIONS	₱	746,852,000	₱	1,228,415,000	₱	350,000,000	₱	2,325,267,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	121,825,000	₱	31,953,000	₱	₱	153,778,000
Administration of Personnel Benefits		97,307,000					97,307,000

Sub-total, General Administration and Support		219,132,000		31,953,000			251,085,000

614	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Support to Operations
Auxiliary Services		7,396,000		1,051,000				8,447,000

Sub-total, Support to Operations		7,396,000		1,051,000				8,447,000

Operations
HIGHER EDUCATION PROGRAM		504,544,000		1,172,199,000				1,676,743,000

Provision of Higher Education Services		504,544,000		125,351,000				629,895,000
Free Higher Education				1,046,848,000				1,046,848,000
ADVANCED EDUCATION PROGRAM		8,364,000		267,000				8,631,000

Provision of Advanced Education Services		8,364,000		267,000				8,631,000
RESEARCH PROGRAM		3,713,000		19,931,000				23,644,000

Conduct of Research Services		3,713,000		19,931,000				23,644,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,703,000		1,014,000				4,717,000

Provision of Extension Services		3,703,000		1,014,000				4,717,000

Sub-total, Operations		520,324,000		1,193,411,000				1,713,735,000

Total, Regular Programs		746,852,000		1,226,415,000				1,973,267,000

PROJECT(S)
Locally-Funded Project(s)
Completion of Ten-Storey Dormitory Building, BatStateU-Pablo Borbon						150,000,000		150,000,000
Futures Thinking Research Program				2,000,000				2,000,000
Construction of Ten-Storey Engineering Hub (Academic Building)						200,000,000		200,000,000

Sub-total, Locally-Funded Project(s)				2,000,000		350,000,000		352,000,000

Total, Project(s)				2,000,000		350,000,000		352,000,000

TOTAL NEW APPROPRIATIONS	₱	746,852,000	₱	1,228,415,000	₱	350,000,000	₱	2,325,267,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

JANUARY 5, 2026	OFFICIAL GAZETTE	615
STATE UNIVERSITIES AND COLLEGES

Permanent Positions
Basic Salary	487,818

Total Permanent Positions	487,818

Other Compensation Common to All
Personnel Economic Relief Allowance	20,448
Representation Allowance	294
Transportation Allowance	294
Clothing and Uniform Allowance	5,964
Honoraria	20,500
Mid-Year Bonus - Civilian	40,652
Year End Bonus	40,652
Cash Gift	4,260
Productivity Enhancement Incentive	4,260
Step Increment	1,220

Total Other Compensation Common to All	138,544

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,321
Lump-sum for Filling of Positions - Civilian	94,864

Total Other Compensation for Specific Groups	96,185

Other Benefits
PAG-IBIG Contributions	2,045
PhilHealth Contributions	11,717
Employees Compensation Insurance Premiums	1,023
Loyalty Award - Civilian	805
Terminal Leave	2,443

Total Other Benefits	18,033

Non-Permanent Positions	6,272

Total Personnel Services	746,852

Maintenance and Other Operating Expenses
Travelling Expenses	3,585
Training and Scholarship Expenses	8,196
Supplies and Materials Expenses	28,470
Utility Expenses	40,708
Communication Expenses	29,662
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	2,953
General Services	57,229
Repairs and Maintenance	2,928

616	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Financial Assistance/Subsidy	1,046,848
Taxes, Insurance Premiums and Other Fees	1,949
Other Maintenance and Operating Expenses
Advertising Expenses	200
Printing and Publication Expenses	352
Representation Expenses	1,463
Rent/Lease Expenses	17
Membership Dues and Contributions to Organizations	95
Subscription Expenses	500
Other Maintenance and Operating Expenses	1,062

Total Maintenance and Other Operating Expenses	1,228,415

Total Current Operating Expenditures	1,975,267

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	350,000

Total Capital Outlays	350,000

TOTAL NEW APPROPRIATIONS	2,325,267

G.2. CAVITE STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	2,116,592,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	231,361,000	₱	20,383,000	₱	7,200,000	₱	258,944,000
Support to Operations		11,374,000		3,797,000				15,171,000
Operations		501,048,000		1,139,929,000		7,500,000		1,648,477,000

HIGHER EDUCATION PROGRAM		481,511,000		1,133,907,000		7,500,000		1,622,918,000
ADVANCED EDUCATION PROGRAM		512,000		52,000				564,000
RESEARCH PROGRAM		10,502,000		5,569,000				16,071,000
TECHNICAL ADVISORY EXTENSION PROGRAM		8,523,000		401,000				8,924,000

Total, Regular Programs		743,783,000		1,164,109,000		14,700,000		1,922,592,000

JANUARY 5, 2026	OFFICIAL GAZETTE	617
STATE UNIVERSITIES AND COLLEGES

B. PROJECT(S)
Locally-Funded Project(s)				2,000,000		192,000,000		194,000,000

Total, Project(s)				2,000,000		192,000,000		194,000,000

TOTAL NEW APPROPRIATIONS	₱	743,783,000	₱	1,166,109,000	₱	206,700,000	₱	2,116,592,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	97,456,000	₱	20,383,000	₱	7,200,000	₱	125,039,000
Administration of Personnel Benefits		133,905,000						133,905,000

Sub-total, General Administration and Support		231,361,000		20,383,000		7,200,000		258,944,000

Support to Operations
Auxiliary Services		11,374,000		3,797,000				15,171,000

Sub-total, Support to Operations		11,374,000		3,797,000				15,171,000

Operations
HIGHER EDUCATION PROGRAM		481,511,000		1,133,907,000		7,500,000		1,622,918,000

Provision of Higher Education Services		481,511,000		59,486,000		7,500,000		548,497,000
Free Higher Education				1,074,421,000				1,074,421,000
ADVANCED EDUCATION PROGRAM		512,000		52,000				564,000

Provision of Advanced Education Services		512,000		52,000				564,000
RESEARCH PROGRAM		10,502,000		5,569,000				16,071,000

Conduct of Research Services		10,502,000		5,569,000				16,071,000
TECHNICAL ADVISORY EXTENSION PROGRAM		8,523,000		401,000				8,924,000

Provision of Extension Services		8,523,000		401,000				8,924,000

Sub-total, Operations		501,048,000		1,139,929,000		7,500,000		1,648,477,000

Total, Regular Programs		743,783,000		1,164,109,000		14,700,000		1,922,592,000

618	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PROJECT(S)
Locally-Funded Project(s)
Construction of College of Hospitality and Tourism Management Building			50,000,000	50,000,000
Construction of Research Building			100,000,000	100,000,000
Completion of Three-Storey College of Engineering & College of Business Management Building, CCAT Campus			42,000,000	42,000,000
Futures Thinking Research Program		2,000,000		2,000,000

Sub-total, Locally-Funded Project(s)		2,000,000	192,000,000	194,000,000

Total, Project(s)		2,000,000	192,000,000	194,000,000

TOTAL NEW APPROPRIATIONS	₱743,783,000	₱1,166,109,000	₱206,700,000	₱2,116,592,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	463,988

Total Permanent Positions	463,988

Other Compensation Common to All
Personnel Economic Relief Allowance	20,160
Representation Allowance	612
Transportation Allowance	612
Clothing and Uniform Allowance	5,880
Honoraria	1,760
Mid-Year Bonus - Civilian	38,666
Year End Bonus	38,666
Cash Gift	4,200
Productivity Enhancement Incentive	4,200
Step Increment	1,161

Total Other Compensation Common to All	115,917

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	755
Lump-sum for Filling of Positions - Civilian	129,890

Total Other Compensation for Specific Groups	130,645

JANUARY 5, 2026	OFFICIAL GAZETTE	619
STATE UNIVERSITIES AND COLLEGES

Other Benefits
PAG-IBIG Contributions	2,016
PhilHealth Contributions	11,298
Employees Compensation Insurance Premiums	1,008
Loyalty Award - Civilian	695
Terminal Leave	4,015

Total Other Benefits	19,032

Non-Permanent Positions	14,201

Total Personnel Services	743,783

Maintenance and Other Operating Expenses
Travelling Expenses	9,813
Training and Scholarship Expenses	10,096
Supplies and Materials Expenses	14,162
Utility Expenses	27,235
Communication Expenses	1,852
Awards/Rewards and Prizes	1,104
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	475
General Services	4,743
Repairs and Maintenance	14,756
Financial Assistance/Subsidy	1,074,421
Taxes, Insurance Premiums and Other Fees	1,163
Labor and Wages	200
Other Maintenance and Operating Expenses
Printing and Publication Expenses	608
Representation Expenses	727
Rent/Lease Expenses	4
Membership Dues and Contributions to Organizations	279
Other Maintenance and Operating Expenses	2,291

Total Maintenance and Other Operating Expenses	1,166,109

Total Current Operating Expenditures	1,909,892

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	192,000
Transportation Equipment Outlay	7,500
Furniture, Fixtures and Books Outlay	7,200

Total Capital Outlays	206,700

TOTAL NEW APPROPRIATIONS	2,116,592

G.3. LAGUNA STATE POLYTECHNIC UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,171,621,000

620	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	197,813,000	₱	12,905,000	₱		₱	210,718,000
Support to Operations		4,052,000		476,000				4,528,000
Operations		389,000,000		367,321,000				756,321,000

HIGHER EDUCATION PROGRAM		383,900,000		327,990,000				711,890,000
RESEARCH PROGRAM				37,378,000				37,378,000
TECHNICAL ADVISORY EXTENSION PROGRAM		5,100,000		1,953,000				7,053,000

Total, Regular Programs		590,865,000		380,702,000				971,567,000

B. PROJECT(S)
Locally-Funded Project(s)						200,054,000		200,054,000

Total, Project(s)						200,054,000		200,054,000

TOTAL NEW APPROPRIATIONS	₱	590,865,000	₱	380,702,000	₱	200,054,000	₱	1,171,621,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	81,140,000	₱	12,905,000	₱	₱	94,045,000
Administration of Personnel Benefits		116,673,000					116,673,000

Sub-total, General Administration and Support		197,813,000		12,905,000			210,718,000

Support to Operations
Auxiliary Services		4,052,000		476,000			4,528,000

Sub-total, Support to Operations		4,052,000		476,000			4,528,000

JANUARY 5, 2026	OFFICIAL GAZETTE	621
STATE UNIVERSITIES AND COLLEGES

Operations
HIGHER EDUCATION PROGRAM		383,900,000		327,990,000				711,890,000

Provision of Higher Education Services		383,900,000		57,311,000				441,211,000
Free Higher Education				270,679,000				270,679,000
RESEARCH PROGRAM				37,378,000				37,378,000

Conduct of Research Services				37,378,000				37,378,000
TECHNICAL ADVISORY EXTENSION PROGRAM		5,100,000		1,953,000				7,053,000

Provision of Extension Services		5,100,000		1,953,000				7,053,000

Sub-total, Operations		389,000,000		367,321,000				756,321,000

Total, Regular Programs		590,865,000		380,702,000				971,567,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Three-Storey Twelve-Classroom Building, San Pablo City Campus						8,000,000		8,000,000
Construction of Four-Storey Twenty-Classroom Arts and Science Building, Sta. Cruz Campus						75,000,000		75,000,000
Construction of Four-Storey Twenty-Classroom Teacher Education Building, Sta. Cruz Campus						75,000,000		75,000,000
Construction of Four-Storey Twenty Four-Classroom Academic Building						36,000,000		36,000,000
Gymnasium Roofing System Replacement, Including C-Purlin Repairs and Insulation Installation						6,054,000		6,054,000

Sub-total, Locally-Funded Project(s)						200,054,000		200,054,000

Total, Project(s)						200,054,000		200,054,000

TOTAL NEW APPROPRIATIONS	₱	590,865,000	₱	380,702,000	₱	200,054,000	₱	1,171,621,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	363,887

622	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Total Permanent Positions	363,887

Other Compensation Common to All
Personnel Economic Relief Allowance	15,120
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	4,410
Honoraria	600
Mid-Year Bonus - Civilian	30,324
Year End Bonus	30,324
Cash Gift	3,150
Productivity Enhancement Incentive	3,150
Step Increment	910

Total Other Compensation Common to All	88,408

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	779
Lump-sum for Filling of Positions - Civilian	114,965

Total Other Compensation for Specific Groups	115,744

Other Benefits
PAG-IBIG Contributions	1,512
PhilHealth Contributions	8,964
Employees Compensation Insurance Premiums	756
Loyalty Award - Civilian	690
Terminal Leave	1,708

Total Other Benefits	13,630

Non-Permanent Positions	9,196

Total Personnel Services	590,865

Maintenance and Other Operating Expenses
Travelling Expenses	2,643
Training and Scholarship Expenses	9,093
Supplies and Materials Expenses	8,502
Utility Expenses	18,840
Communication Expenses	1,623
Survey, Research, Exploration and Development Expenses	37,334
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	9,419
General Services	10,590
Repairs and Maintenance	6,639
Financial Assistance/Subsidy	270,679
Taxes, Insurance Premiums and Other Fees	412
Labor and Wages	553
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,504
Representation Expenses	293

JANUARY 5, 2026	OFFICIAL GAZETTE	623
STATE UNIVERSITIES AND COLLEGES

Transportation and Delivery Expenses	171
Membership Dues and Contributions to Organizations	352
Subscription Expenses	24
Other Maintenance and Operating Expenses	1,921

Total Maintenance and Other Operating Expenses	380,702

Total Current Operating Expenditures	971,567

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	200,054

Total Capital Outlays	200,054

TOTAL NEW APPROPRIATIONS	1,171,621

G.4. SOUTHERN LUZON STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	760,255,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	135,192,000	₱	20,995,000	₱	10,000,000	₱	166,187,000
Support to Operations		6,325,000		1,608,000				7,933,000
Operations		260,629,000		263,001,000		2,505,000		526,135,000

HIGHER EDUCATION PROGRAM		240,656,000		253,602,000		2,505,000		496,763,000
ADVANCED EDUCATION PROGRAM		5,691,000		746,000				6,437,000
RESEARCH PROGRAM		8,200,000		5,017,000				13,217,000
TECHNICAL ADVISORY EXTENSION PROGRAM		6,082,000		3,636,000				9,718,000

Total, Regular Programs		402,146,000		285,604,000		12,505,000		700,255,000

B. PROJECT(S)
Locally-Funded Project(s)						60,000,000		60,000,000

Total, Project(s)						60,000,000		60,000,000

TOTAL NEW APPROPRIATIONS	₱	402,146,000	₱	285,604,000	₱	72,505,000	₱	760,255,000

624	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	60,345,000	₱	20,995,000	₱	10,000,000	₱	91,340,000
Administration of Personnel Benefits		74,847,000						74,847,000

Sub-total, General Administration and Support		135,192,000		20,995,000		10,000,000		166,187,000

Support to Operations
Auxiliary Services		6,325,000		1,608,000				7,933,000

Sub-total, Support to Operations		6,325,000		1,608,000				7,933,000

Operations
HIGHER EDUCATION PROGRAM		240,656,000		253,602,000		2,505,000		496,763,000

Provision of Higher Education Services		240,656,000		41,512,000		2,505,000		284,673,000
Free Higher Education				212,090,000				212,090,000
ADVANCED EDUCATION PROGRAM		5,691,000		746,000				6,437,000

Provision of Advanced Education Services		5,691,000		746,000				6,437,000
RESEARCH PROGRAM		8,200,000		5,017,000				13,217,000

Conduct of Research Services		8,200,000		5,017,000				13,217,000
TECHNICAL ADVISORY EXTENSION PROGRAM		6,082,000		3,636,000				9,718,000

Provision of Extension Services		6,082,000		3,636,000				9,718,000

Sub-total, Operations		260,629,000		263,001,000		2,505,000		526,135,000

Total, Regular Programs		402,146,000		285,604,000		12,505,000		700,255,000

PROJECT(S)
Locally-Funded Project(s)
Rehabilitation and Upgrading of Electrical System of Southern Luzon State University Main Campus						50,000,000		50,000,000

JANUARY 5, 2026	OFFICIAL GAZETTE	625
STATE UNIVERSITIES AND COLLEGES

Construction of Academic Building at Southern Luzon State University Polillo Campus						10,000,000		10,000,000

Sub-total, Locally-Funded Project(s)						60,000,000		60,000,000

Total, Project(s)						60,000,000		60,000,000

TOTAL NEW APPROPRIATIONS	₱	402,146,000	₱	285,604,000	₱	72,505,000	₱	760,255,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	252,589

Total Permanent Positions	252,589

Other Compensation Common to All
Personnel Economic Relief Allowance	10,824
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	3,157
Honoraria	410
Mid-Year Bonus - Civilian	21,050
Year End Bonus	21,050
Cash Gift	2,255
Productivity Enhancement Incentive	2,255
Step Increment	631

Total Other Compensation Common to All	62,052

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	617
Lump-sum for Filling of Positions - Civilian	73,658

Total Other Compensation for Specific Groups	74,275

Other Benefits
PAG-IBIG Contributions	1,083
PhilHealth Contributions	6,149
Employees Compensation Insurance Premiums	541
Loyalty Award - Civilian	335
Terminal Leave	1,189

Total Other Benefits	9,297

626	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Non-Permanent Positions	3,933

Total Personnel Services	402,146

Maintenance and Other Operating Expenses
Travelling Expenses	5,413
Training and Scholarship Expenses	6,821
Supplies and Materials Expenses	17,963
Utility Expenses	7,505
Communication Expenses	3,732
Survey, Research, Exploration and Development Expenses	2,133
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	12,249
General Services	6,786
Repairs and Maintenance	6,280
Financial Assistance/Subsidy	212,090
Taxes, Insurance Premiums and Other Fees	1,013
Labor and Wages	118
Other Maintenance and Operating Expenses
Advertising Expenses	60
Printing and Publication Expenses	1,679
Representation Expenses	1,188
Transportation and Delivery Expenses	27
Rent/Lease Expenses	52
Membership Dues and Contributions to Organizations	297

Total Maintenance and Other Operating Expenses	285,604

Total Current Operating Expenditures	687,750

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	50,000
Buildings and Other Structures	10,000
Machinery and Equipment Outlay	2,505
Transportation Equipment Outlay	10,000

Total Capital Outlays	72,505

TOTAL NEW APPROPRIATIONS	760,255

G.5. UNIVERSITY OF RIZAL SYSTEM

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	933,274,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	235,050,000	₱	35,878,000	₱	₱	270,928,000

JANUARY 5, 2026	OFFICIAL GAZETTE	627
STATE UNIVERSITIES AND COLLEGES

Support to Operations		1,210,000		326,000				1,536,000
Operations		441,895,000		198,912,000		8,003,000		648,810,000

HIGHER EDUCATION PROGRAM		437,437,000		195,199,000		8,003,000		640,639,000
ADVANCED EDUCATION PROGRAM		1,670,000		1,049,000				2,719,000
RESEARCH PROGRAM		2,788,000		1,297,000				4,085,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,367,000				1,367,000

Total, Regular Programs		678,155,000		235,116,000		8,003,000		921,274,000

B. PROJECT(S)
Locally-Funded Project(s)						12,000,000		12,000,000

Total, Project(s)						12,000,000		12,000,000

TOTAL NEW APPROPRIATIONS	₱	678,155,000	₱	235,116,000	₱	20,003,000	₱	933,274,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	91,901,000	₱	35,878,000	₱		₱	127,779,000
Administration of Personnel Benefits		143,149,000						143,149,000

Sub-total, General Administration and Support		235,050,000		35,878,000				270,928,000

Support to Operations
Auxiliary Services		1,210,000		326,000				1,536,000

Sub-total, Support to Operations		1,210,000		326,000				1,536,000

Operations
HIGHER EDUCATION PROGRAM		437,437,000		195,199,000		8,003,000		640,639,000

Provision of Higher Education Services		437,437,000		34,688,000		8,003,000		480,128,000
Free Higher Education				160,511,000				160,511,000
ADVANCED EDUCATION PROGRAM		1,670,000		1,049,000				2,719,000

Provision of Advanced Education Services		1,670,000		1,049,000				2,719,000

628	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

RESEARCH PROGRAM		2,788,000		1,297,000				4,085,000

Conduct of Research Services		2,788,000		1,297,000				4,085,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,367,000				1,367,000

Provision of Extension Services				1,367,000				1,367,000

Sub-total, Operations		441,895,000		198,912,000		8,003,000		648,810,000

Total, Regular Programs		678,155,000		235,116,000		8,003,000		921,274,000

PROJECT(S)
Locally-Funded Project(s)
Rehabilitation of ISR Academic Building, Morong Campus						12,000,000		12,000,000

Sub-total, Locally-Funded Project(s)						12,000,000		12,000,000

Total, Project(s)						12,000,000		12,000,000

TOTAL NEW APPROPRIATIONS	₱	678,155,000	₱	235,116,000	₱	20,003,000	₱	933,274,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	413,601

Total Permanent Positions	413,601

Other Compensation Common to All
Personnel Economic Relief Allowance	16,704
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	4,872
Honoraria	2,182
Mid-Year Bonus - Civilian	34,466
Year End Bonus	34,466
Cash Gift	3,480
Productivity Enhancement Incentive	3,480
Step Increment	1,035

Total Other Compensation Common to All	101,105

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	763

JANUARY 5, 2026	OFFICIAL GAZETTE	629
STATE UNIVERSITIES AND COLLEGES

Lump-sum for Filling of Positions - Civilian	142,438
Anniversary Bonus - Civilian	2,130

Total Other Compensation for Specific Groups	145,331

Other Benefits
PAG-IBIG Contributions	1,670
PhilHealth Contributions	9,960
Employees Compensation Insurance Premiums	835
Loyalty Award - Civilian	620
Terminal Leave	711

Total Other Benefits	13,796

Non-Permanent Positions	4,322

Total Personnel Services	678,155

Maintenance and Other Operating Expenses
Travelling Expenses	1,790
Training and Scholarship Expenses	4,060
Supplies and Materials Expenses	24,453
Utility Expenses	27,392
Communication Expenses	6,792
Awards/Rewards and Prizes	12
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	343
General Services	1,751
Repairs and Maintenance	3,468
Financial Assistance/Subsidy	160,511
Taxes, Insurance Premiums and Other Fees	688
Labor and Wages	1,302
Other Maintenance and Operating Expenses
Advertising Expenses	60
Printing and Publication Expenses	154
Representation Expenses	734
Transportation and Delivery Expenses	57
Membership Dues and Contributions to Organizations	1,284
Subscription Expenses	115

Total Maintenance and Other Operating Expenses	235,116

Total Current Operating Expenditures	913,271

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	12,000
Machinery and Equipment Outlay	8,003

Total Capital Outlays	20,003

TOTAL NEW APPROPRIATIONS	933,274

630	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

H. REGION IVB - MIMAROPA

H.1. MARINDUQUE STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	417,706,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	103,917,000	₱	19,090,000	₱	6,315,000	₱	129,322,000
Support to Operations		4,401,000		91,000				4,492,000
Operations		151,201,000		110,691,000				261,892,000

HIGHER EDUCATION PROGRAM		151,101,000		108,600,000				259,701,000
ADVANCED EDUCATION PROGRAM		100,000		257,000				357,000
RESEARCH PROGRAM				1,192,000				1,192,000
TECHNICAL ADVISORY EXTENSION PROGRAM				642,000				642,000

Total, Regular Programs		259,519,000		129,872,000		6,315,000		395,706,000

B. PROJECT(S)
Locally-Funded Project(s)				2,000,000		20,000,000		22,000,000

Total, Project(s)				2,000,000		20,000,000		22,000,000

TOTAL NEW APPROPRIATIONS	₱	259,519,000	₱	131,872,000	₱	26,315,000	₱	417,706,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	69,392,000	₱	19,090,000	₱	6,315,000	₱	94,797,000
Administration of Personnel Benefits		34,525,000						34,525,000

Sub-total, General Administration and Support		103,917,000		19,090,000		6,315,000		129,322,000

JANUARY 5, 2026	OFFICIAL GAZETTE	631
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		4,401,000		91,000				4,492,000

Sub-total, Support to Operations		4,401,000		91,000				4,492,000

Operations
HIGHER EDUCATION PROGRAM		151,101,000		108,600,000				259,701,000

Provision of Higher Education Services		151,101,000		8,600,000				159,701,000
Free Higher Education				100,000,000				100,000,000
ADVANCED EDUCATION PROGRAM		100,000		257,000				357,000

Provision of Advanced Education Services		100,000		257,000				357,000
RESEARCH PROGRAM				1,192,000				1,192,000

Conduct of Research Services				1,192,000				1,192,000
TECHNICAL ADVISORY EXTENSION PROGRAM				642,000				642,000

Provision of Extension Services				642,000				642,000

Sub-total, Operations		151,201,000		110,691,000				261,892,000

Total, Regular Programs		259,519,000		129,872,000		6,315,000		395,706,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Subsurface Combined Drainage Systems Phase III, Main Campus						8,000,000		8,000,000
Futures Thinking Research Program				2,000,000				2,000,000
Construction of Academic Building for College of Arts and Sciences						12,000,000		12,000,000

Sub-total, Locally-Funded Project(s)				2,000,000		20,000,000		22,000,000

Total, Project(s)				2,000,000		20,000,000		22,000,000

TOTAL NEW APPROPRIATIONS	₱	259,519,000	₱	131,872,000	₱	26,315,000	₱	417,706,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

632	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Permanent Positions
Basic Salary	172,276

Total Permanent Positions	172,276

Other Compensation Common to All
Personnel Economic Relief Allowance	7,584
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	2,212
Honoraria	412
Mid-Year Bonus - Civilian	14,356
Year End Bonus	14,356
Cash Gift	1,580
Productivity Enhancement Incentive	1,580
Step Increment	430

Total Other Compensation Common to All	42,930

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	290
Lump-sum for Filling of Positions - Civilian	33,724

Total Other Compensation for Specific Groups	34,014

Other Benefits
PAG-IBIG Contributions	758
PhilHealth Contributions	4,132
Employees Compensation Insurance Premiums	379
Loyalty Award - Civilian	220
Terminal Leave	801

Total Other Benefits	6,290

Non-Permanent Positions	4,009

Total Personnel Services	259,519

Maintenance and Other Operating Expenses
Travelling Expenses	3,278
Training and Scholarship Expenses	1,992
Supplies and Materials Expenses	5,582
Utility Expenses	8,544
Communication Expenses	1,429
Awards/Rewards and Prizes	123
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
General Services	4,384
Repairs and Maintenance	721
Financial Assistance/Subsidy	100,000

JANUARY 5, 2026	OFFICIAL GAZETTE	633
STATE UNIVERSITIES AND COLLEGES

Taxes, Insurance Premiums and Other Fees	1,556
Other Maintenance and Operating Expenses
Advertising Expenses	60
Printing and Publication Expenses	179
Representation Expenses	943
Transportation and Delivery Expenses	606
Membership Dues and Contributions to Organizations	207
Subscription Expenses	150

Total Maintenance and Other Operating Expenses	131,872

Total Current Operating Expenditures	391,391

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	8,000
Buildings and Other Structures	12,000
Machinery and Equipment Outlay	5,780
Furniture, Fixtures and Books Outlay	535

Total Capital Outlays	26,315

TOTAL NEW APPROPRIATIONS	417,706

H.2. MINDORO STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	486,016,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	83,638,000	₱	27,717,000	₱	8,020,000	₱	119,375,000
Operations		187,277,000		148,639,000		725,000		336,641,000

HIGHER EDUCATION PROGRAM		187,277,000		141,971,000		725,000		329,973,000
RESEARCH PROGRAM				5,751,000				5,751,000
TECHNICAL ADVISORY EXTENSION PROGRAM				917,000				917,000

Total, Regular Programs		270,915,000		176,356,000		8,745,000		456,016,000

B. PROJECT(S)
Locally-Funded Project(s)						30,000,000		30,000,000

Total, Project(s)						30,000,000		30,000,000

TOTAL NEW APPROPRIATIONS	₱	270,915,000	₱	176,356,000	₱	38,745,000	₱	486,016,000

634	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	50,130,000	₱	27,717,000	₱	8,020,000	₱	85,867,000
Administration of Personnel Benefits		33,508,000						33,508,000

Sub-total, General Administration and Support		83,638,000		27,717,000		8,020,000		119,375,000

Operations
HIGHER EDUCATION PROGRAM		187,277,000		141,971,000		725,000		329,973,000

Provision of Higher Education Services		187,277,000		28,065,000		725,000		216,067,000
Free Higher Education				113,906,000				113,906,000
RESEARCH PROGRAM				5,751,000				5,751,000

Conduct of Research Services				5,751,000				5,751,000
TECHNICAL ADVISORY EXTENSION PROGRAM				917,000				917,000

Provision of Extension Services				917,000				917,000

Sub-total, Operations		187,277,000		148,639,000		725,000		336,641,000

Total, Regular Programs		270,915,000		176,356,000		8,745,000		456,016,000

PROJECT(S)
Locally-Funded Project(s)
Establishment of Industrial Technology Education
Laboratory Building (ITELB) - Phase II						30,000,000		30,000,000

Sub-total, Locally-Funded Project(s)						30,000,000		30,000,000

Total, Project(s)						30,000,000		30,000,000

TOTAL NEW APPROPRIATIONS	₱	270,915,000	₱	176,356,000	₱	38,745,000	₱	486,016,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services

JANUARY 5, 2026	OFFICIAL GAZETTE	635
STATE UNIVERSITIES AND COLLEGES

Civilian Personnel
Permanent Positions
Basic Salary	183,119

Total Permanent Positions	183,119

Other Compensation Common to All
Personnel Economic Relief Allowance	7,872
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	2,296
Honoraria	200
Mid-Year Bonus - Civilian	15,260
Year End Bonus	15,260
Cash Gift	1,640
Productivity Enhancement Incentive	1,640
Step Increment	457

Total Other Compensation Common to All	45,189

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	634
Lump-sum for Filling of Positions - Civilian	32,627

Total Other Compensation for Specific Groups	33,261

Other Benefits
PAG-IBIG Contributions	787
PhilHealth Contributions	4,484
Employees Compensation Insurance Premiums	393
Loyalty Award - Civilian	245
Terminal Leave	881

Total Other Benefits	6,790

Non-Permanent Positions	2,556

Total Personnel Services	270,915

Maintenance and Other Operating Expenses
Travelling Expenses	9,465
Training and Scholarship Expenses	4,172
Supplies and Materials Expenses	9,428
Utility Expenses	13,372
Communication Expenses	4,940
Awards/Rewards and Prizes	746
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	144
Professional Services	1,209

636	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

General Services	1,017
Repairs and Maintenance	1,630
Financial Assistance/Subsidy	113,906
Taxes, Insurance Premiums and Other Fees	3,060
Labor and Wages	5,529
Other Maintenance and Operating Expenses
Printing and Publication Expenses	318
Representation Expenses	60
Rent/Lease Expenses	144
Membership Dues and Contributions to Organizations	400
Subscription Expenses	678
Other Maintenance and Operating Expenses	4,138

Total Maintenance and Other Operating Expenses	176,356

Total Current Operating Expenditures	447,271

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	30,000
Machinery and Equipment Outlay	945
Transportation Equipment Outlay	7,800

Total Capital Outlays	38,745

TOTAL NEW APPROPRIATIONS	486,016

H.3. OCCIDENTAL MINDORO STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	682,939,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	135,340,000	₱	8,235,000	₱	1,958,000	₱	145,533,000
Operations		215,033,000		265,705,000		16,668,000		497,406,000

HIGHER EDUCATION PROGRAM		213,961,000		262,874,000		16,668,000		493,503,000
RESEARCH PROGRAM		1,072,000		1,980,000				3,052,000
TECHNICAL ADVISORY EXTENSION PROGRAM				851,000				851,000

Total, Regular Programs		350,373,000		273,940,000		18,626,000		642,939,000

B. PROJECT(S)
Locally-Funded Project(s)						40,000,000		40,000,000

JANUARY 5, 2026	OFFICIAL GAZETTE	637
STATE UNIVERSITIES AND COLLEGES

Total, Project(s)						40,000,000		40,000,000

TOTAL NEW APPROPRIATIONS	₱	350,373,000	₱	273,940,000	₱	58,626,000	₱	682,939,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	96,629,000	₱	8,235,000	₱	1,958,000	₱	106,822,000
Administration of Personnel Benefits		38,711,000						38,711,000

Sub-total, General Administration and Support		135,340,000		8,235,000		1,958,000		145,533,000

Operations
HIGHER EDUCATION PROGRAM		213,961,000		262,874,000		16,668,000		493,503,000

Provision of Higher Education Services		213,961,000		73,664,000		16,668,000		304,293,000
Free Higher Education				189,210,000				189,210,000
RESEARCH PROGRAM		1,072,000		1,980,000				3,052,000

Conduct of Research Services		1,072,000		1,980,000				3,052,000
TECHNICAL ADVISORY EXTENSION PROGRAM				851,000				851,000

Provision of Extension Services				851,000				851,000

Sub-total, Operations		215,033,000		265,705,000		16,668,000		497,406,000

Total, Regular Programs		350,373,000		273,940,000		18,626,000		642,939,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Academic Building, San Jose Campus						30,000,000		30,000,000
Construction of Physical Education
Gymnasium, Mamburao Campus						10,000,000		10,000,000

Sub-total, Locally-Funded Project(s)						40,000,000		40,000,000

Total, Project(s)						40,000,000		40,000,000

TOTAL NEW APPROPRIATIONS	₱	350,373,000	₱	273,940,000	₱	58,626,000	₱	682,939,000

638	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	230,627

Total Permanent Positions	230,627

Other Compensation Common to All
Personnel Economic Relief Allowance	11,376
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	3,318
Mid-Year Bonus - Civilian	19,219
Year End Bonus	19,219
Cash Gift	2,370
Productivity Enhancement Incentive	2,370
Step Increment	576

Total Other Compensation Common to All	58,868

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	449
Lump-sum for Filling of Positions - Civilian	38,711
Anniversary Bonus - Civilian	1,194

Total Other Compensation for Specific Groups	40,354

Other Benefits
PAG-IBIG Contributions	1,138
PhilHealth Contributions	5,731
Employees Compensation Insurance Premiums	569
Loyalty Award - Civilian	360

Total Other Benefits	7,798

Non-Permanent Positions	12,726

Total Personnel Services	350,373

Maintenance and Other Operating Expenses
Travelling Expenses	2,008
Training and Scholarship Expenses	6,506
Supplies and Materials Expenses	10,632
Utility Expenses	21,448

JANUARY 5, 2026	OFFICIAL GAZETTE	639
STATE UNIVERSITIES AND COLLEGES

Communication Expenses	16,181
Awards/Rewards and Prizes	184
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	2,033
General Services	17,166
Repairs and Maintenance	2,920
Financial Assistance/Subsidy	189,210
Taxes, Insurance Premiums and Other Fees	3,492
Labor and Wages	225
Other Maintenance and Operating Expenses
Printing and Publication Expenses	110
Representation Expenses	83
Transportation and Delivery Expenses	145
Rent/Lease Expenses	444
Membership Dues and Contributions to Organizations	979
Subscription Expenses	10
Other Maintenance and Operating Expenses	14

Total Maintenance and Other Operating Expenses	273,940

Total Current Operating Expenditures	624,313

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	40,000
Machinery and Equipment Outlay	16,096
Furniture, Fixtures and Books Outlay	2,530

Total Capital Outlays	58,626

TOTAL NEW APPROPRIATIONS	682,939

H.4. PALAWAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,054,878,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	226,962,000	₱	34,098,000	₱	7,980,000	₱	269,040,000
Support to Operations		6,719,000		6,000		2,500,000		9,225,000
Operations		357,212,000		404,401,000				761,613,000

HIGHER EDUCATION PROGRAM		342,172,000		399,948,000				742,120,000
ADVANCED EDUCATION PROGRAM		9,229,000		1,184,000				10,413,000

640	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

RESEARCH PROGRAM		4,869,000		2,411,000				7,280,000
TECHNICAL ADVISORY EXTENSION PROGRAM		942,000		858,000				1,800,000

Total, Regular Programs		590,893,000		438,505,000		10,480,000		1,039,878,000

B. PROJECT(S)
Locally-Funded Project(s)						15,000,000		15,000,000

Total, Project(s)						15,000,000		15,000,000

TOTAL NEW APPROPRIATIONS	₱	590,893,000	₱	438,505,000	₱	25,480,000	₱	1,054,878,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	120,090,000	₱	34,098,000	₱	7,980,000	₱	162,168,000
Administration of Personnel Benefits		106,872,000						106,872,000

Sub-total, General Administration and Support		226,962,000		34,098,000		7,980,000		269,040,000

Support to Operations
Auxiliary Services		6,719,000		6,000		2,500,000		9,225,000

Sub-total, Support to Operations		6,719,000		6,000		2,500,000		9,225,000

Operations
HIGHER EDUCATION PROGRAM		342,172,000		399,948,000				742,120,000

Provision of Higher Education Services		342,172,000		40,844,000				383,016,000
Free Higher Education				359,104,000				359,104,000
ADVANCED EDUCATION PROGRAM		9,229,000		1,184,000				10,413,000

Provision of Advanced Education Services		9,229,000		1,184,000				10,413,000
RESEARCH PROGRAM		4,869,000		2,411,000				7,280,000

Conduct of Research Services		4,869,000		2,411,000				7,280,000
TECHNICAL ADVISORY EXTENSION PROGRAM		942,000		858,000				1,800,000

Provision of Extension Services		942,000		858,000				1,800,000

Sub-total, Operations		357,212,000		404,401,000				761,613,000

Total, Regular Programs		590,893,000		438,505,000		10,480,000		1,039,878,000

JANUARY 5, 2026	OFFICIAL GAZETTE	641
STATE UNIVERSITIES AND COLLEGES

PROJECT(S)
Locally-Funded Project(s)
Construction of One-Storey Academic and
Laboratory Building (3 Classrooms), PSU Main Campus						15,000,000		15,000,000

Sub-total, Locally-Funded Project(s)						15,000,000		15,000,000

Total, Project(s)						15,000,000		15,000,000

TOTAL NEW APPROPRIATIONS	₱	590,893,000	₱	438,505,000	₱	25,480,000	₱	1,054,878,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	372,151

Total Permanent Positions	372,151

Other Compensation Common to All
Personnel Economic Relief Allowance	17,136
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	4,998
Honoraria	1,350
Mid-Year Bonus - Civilian	31,012
Year End Bonus	31,012
Cash Gift	3,570
Productivity Enhancement Incentive	3,570
Step Increment	931

Total Other Compensation Common to All	94,143

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	754
Lump-sum for Filling of Positions - Civilian	105,396

Total Other Compensation for Specific Groups	106,150

Other Benefits
PAG-IBIG Contributions	1,714
PhilHealth Contributions	9,196
Employees Compensation Insurance Premiums	856
Loyalty Award - Civilian	210
Terminal Leave	1,476

Total Other Benefits	13,452

Non-Permanent Positions	4,997

642	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Total Personnel Services	590,893

Maintenance and Other Operating Expenses
Travelling Expenses	13,858
Training and Scholarship Expenses	5,100
Supplies and Materials Expenses	14,081
Utility Expenses	23,220
Communication Expenses	2,766
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	250
Professional Services	1,071
Repairs and Maintenance	8,150
Financial Assistance/Subsidy	359,104
Taxes, Insurance Premiums and Other Fees	5,505
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	750
Representation Expenses	1,250
Transportation and Delivery Expenses	200
Rent/Lease Expenses	200
Membership Dues and Contributions to Organizations	350
Subscription Expenses	50
Other Maintenance and Operating Expenses	2,500

Total Maintenance and Other Operating Expenses	438,505

Total Current Operating Expenditures	1,029,398

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	15,000
Machinery and Equipment Outlay	415
Transportation Equipment Outlay	9,700
Furniture, Fixtures and Books Outlay	365

Total Capital Outlays	25,480

TOTAL NEW APPROPRIATIONS	1,054,878

H.5. ROMBLON STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	614,294,000

JANUARY 5, 2026	OFFICIAL GAZETTE	643
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	106,933,000	₱	13,423,000	₱		₱	120,356,000
Support to Operations		3,303,000		1,152,000				4,455,000
Operations		265,884,000		173,599,000				439,483,000

HIGHER EDUCATION PROGRAM		265,599,000		169,086,000				434,685,000
ADVANCED EDUCATION PROGRAM		285,000		676,000				961,000
RESEARCH PROGRAM				2,234,000				2,234,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,603,000				1,603,000

Total, Regular Programs		376,120,000		188,174,000				564,294,000

B. PROJECT(S)
Locally-Funded Project(s)				2,000,000		48,000,000		50,000,000

Total, Project(s)				2,000,000		48,000,000		50,000,000

TOTAL NEW APPROPRIATIONS	₱	376,120,000	₱	190,174,000	₱	48,000,000	₱	614,294,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	75,183,000	₱	13,423,000	₱	₱	88,606,000
Administration of Personnel Benefits		31,750,000					31,750,000

Sub-total, General Administration and Support		106,933,000		13,423,000			120,356,000

Support to Operations
Auxiliary Services		3,303,000		1,152,000			4,455,000

Sub-total, Support to Operations		3,303,000		1,152,000			4,455,000

Operations
HIGHER EDUCATION PROGRAM		265,599,000		169,086,000			434,685,000

Provision of Higher Education Services		265,599,000		13,869,000			279,468,000
Free Higher Education				155,217,000			155,217,000
ADVANCED EDUCATION PROGRAM		285,000		676,000			961,000

Provision of Advanced Education Services		285,000		676,000			961,000

644	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

RESEARCH PROGRAM		2,234,000		2,234,000

Conduct of Research Services		2,234,000		2,234,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,603,000		1,603,000

Provision of Extension Services		1,603,000		1,603,000

Sub-total, Operations	265,884,000	173,599,000		439,483,000

Total, Regular Programs	376,120,000	188,174,000		564,294,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Academic Building, Sta. Fe Campus			8,000,000	8,000,000
Construction of Academic Building, San Agustin Campus			40,000,000	40,000,000
Futures Thinking Research Program		2,000,000		2,000,000

Sub-total, Locally-Funded Project(s)		2,000,000	48,000,000	50,000,000

Total, Project(s)		2,000,000	48,000,000	50,000,000

TOTAL NEW APPROPRIATIONS	₱376,120,000	₱190,174,000	₱48,000,000	₱614,294,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	266,325

Total Permanent Positions	266,325

Other Compensation Common to All
Personnel Economic Relief Allowance	11,808
Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	3,444
Honoraria	894
Mid-Year Bonus - Civilian	22,194
Year End Bonus	22,194
Cash Gift	2,460
Productivity Enhancement Incentive	2,460
Step Increment	666

Total Other Compensation Common to All	66,504

JANUARY 5, 2026	OFFICIAL GAZETTE	645
STATE UNIVERSITIES AND COLLEGES

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,105
Lump-sum for Filling of Positions - Civilian	31,580

Total Other Compensation for Specific Groups	32,685

Other Benefits
PAG-IBIG Contributions	1,180
PhilHealth Contributions	6,556
Employees Compensation Insurance Premiums	590
Loyalty Award - Civilian	460
Terminal Leave	170

Total Other Benefits	8,956

Non-Permanent Positions	1,650

Total Personnel Services	376,120

Maintenance and Other Operating Expenses
Travelling Expenses	4,371
Training and Scholarship Expenses	2,870
Supplies and Materials Expenses	7,283
Utility Expenses	7,569
Communication Expenses	2,095
Awards/Rewards and Prizes	400
Survey, Research, Exploration and Development Expenses	3,100
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	173
Professional Services	865
General Services	1,480
Repairs and Maintenance	2,023
Financial Assistance/Subsidy	155,217
Taxes, Insurance Premiums and Other Fees	812
Other Maintenance and Operating Expenses
Printing and Publication Expenses	281
Representation Expenses	560
Transportation and Delivery Expenses	250
Membership Dues and Contributions to Organizations	675
Other Maintenance and Operating Expenses	150

Total Maintenance and Other Operating Expenses	190,174

Total Current Operating Expenditures	566,294

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	48,000

Total Capital Outlays	48,000

TOTAL NEW APPROPRIATIONS	614,294

646	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

H.6. WESTERN PHILIPPINES UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	589,328,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	104,745,000	₱	13,289,000	₱	455,000	₱	118,489,000
Support to Operations		5,550,000		516,000				6,066,000
Operations		227,784,000		191,689,000		13,300,000		432,773,000

HIGHER EDUCATION PROGRAM		214,223,000		189,875,000		13,300,000		417,398,000
ADVANCED EDUCATION PROGRAM		362,000		168,000				530,000
RESEARCH PROGRAM		1,795,000		1,064,000				2,859,000
TECHNICAL ADVISORY EXTENSION PROGRAM		11,404,000		582,000				11,986,000

Total, Regular Programs		338,079,000		205,494,000		13,755,000		557,328,000

B. PROJECT(S)
Locally-Funded Project(s)				2,000,000		30,000,000		32,000,000

Total, Project(s)				2,000,000		30,000,000		32,000,000

TOTAL NEW APPROPRIATIONS	₱	338,079,000	₱	207,494,000	₱	43,755,000	₱	589,328,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	64,771,000	₱	13,289,000	₱	455,000	₱	78,515,000
Administration of Personnel Benefits		39,974,000						39,974,000

Sub-total, General Administration and Support		104,745,000		13,289,000		455,000		118,489,000

Support to Operations
Auxiliary Services		5,550,000		516,000				6,066,000

Sub-total, Support to Operations		5,550,000		516,000				6,066,000

JANUARY 5, 2026	OFFICIAL GAZETTE	647
STATE UNIVERSITIES AND COLLEGES

Operations
HIGHER EDUCATION PROGRAM		214,223,000		189,875,000		13,300,000		417,398,000

Provision of Higher Education Services		214,223,000		40,823,000		13,300,000		268,346,000
Free Higher Education				149,052,000				149,052,000
ADVANCED EDUCATION PROGRAM		362,000		168,000				530,000

Provision of Advanced Education Services		362,000		168,000				530,000
RESEARCH PROGRAM		1,795,000		1,064,000				2,859,000

Conduct of Research Services		1,795,000		1,064,000				2,859,000
TECHNICAL ADVISORY EXTENSION PROGRAM		11,404,000		582,000				11,986,000

Provision of Extension Services		11,404,000		582,000				11,986,000

Sub-total, Operations		227,784,000		191,689,000		13,300,000		432,773,000

Total, Regular Programs		338,079,000		205,494,000		13,755,000		557,328,000

PROJECT(S)
Locally-Funded Project(s)
Rehabilitation of the Higher Education Building,
Main Campus						30,000,000		30,000,000
Futures Thinking Research Program				2,000,000				2,000,000

Sub-total, Locally-Funded Project(s)				2,000,000		30,000,000		32,000,000

Total, Project(s)				2,000,000		30,000,000		32,000,000

TOTAL NEW APPROPRIATIONS	₱	338,079,000	₱	207,494,000	₱	43,755,000	₱	589,328,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	224,132

Total Permanent Positions	224,132

Other Compensation Common to All
Personnel Economic Relief Allowance	9,720

648	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	2,835
Honoraria	1,010
Mid-Year Bonus - Civilian	18,678
Year End Bonus	18,678
Cash Gift	2,025
Productivity Enhancement Incentive	2,025
Step Increment	561

Total Other Compensation Common to All	55,952

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	605
Lump-sum for Filling of Positions - Civilian	37,559

Total Other Compensation for Specific Groups	38,164

Other Benefits
PAG-IBIG Contributions	971
PhilHealth Contributions	5,356
Employees Compensation Insurance Premiums	486
Loyalty Award - Civilian	340
Terminal Leave	2,415

Total Other Benefits	9,568

Non-Permanent Positions	10,263

Total Personnel Services	338,079

Maintenance and Other Operating Expenses
Travelling Expenses	6,250
Training and Scholarship Expenses	5,126
Supplies and Materials Expenses	9,663
Utility Expenses	15,872
Communication Expenses	2,351
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	240
General Services	13,150
Repairs and Maintenance	1,117
Financial Assistance/Subsidy	149,052
Taxes, Insurance Premiums and Other Fees	1,623
Other Maintenance and Operating Expenses
Representation Expenses	400
Membership Dues and Contributions to Organizations	500

Total Maintenance and Other Operating Expenses	207,494

Total Current Operating Expenditures	545,573

JANUARY 5, 2026	OFFICIAL GAZETTE	649
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	30,000
Machinery and Equipment Outlay	13,755

Total Capital Outlays	43,755

TOTAL NEW APPROPRIATIONS	589,328

650	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

I. REGION V - BICOL

I.1. BICOL STATE COLLEGE OF APPLIED SCIENCES AND TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	318,586,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	61,362,000	₱	19,938,000	₱		₱	81,300,000
Operations		111,143,000		93,143,000		10,000,000		214,286,000

HIGHER EDUCATION PROGRAM		105,889,000		91,623,000		10,000,000		207,512,000
ADVANCED EDUCATION PROGRAM		2,093,000						2,093,000
RESEARCH PROGRAM		1,801,000		1,388,000				3,189,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,360,000		132,000				1,492,000

Total, Regular Programs		172,505,000		113,081,000		10,000,000		295,586,000

B. PROJECT(S)
Locally-Funded Project(s)		1,200,000		5,700,000		16,100,000		23,000,000

Total, Project(s)		1,200,000		5,700,000		16,100,000		23,000,000

TOTAL NEW APPROPRIATIONS	₱	173,705,000	₱	118,781,000	₱	26,100,000	₱	318,586,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	44,131,000	₱	19,938,000	₱	₱	64,069,000
Administration of Personnel Benefits		17,231,000					17,231,000

Sub-total, General Administration and Support		61,362,000		19,938,000			81,300,000

JANUARY 5, 2026	OFFICIAL GAZETTE	651
STATE UNIVERSITIES AND COLLEGES

Operations
HIGHER EDUCATION PROGRAM		105,889,000		91,623,000		10,000,000		207,512,000

Provision of Higher Education Services		105,889,000		8,575,000		10,000,000		124,464,000
Free Higher Education				83,048,000				83,048,000
ADVANCED EDUCATION PROGRAM		2,093,000						2,093,000

Provision of Advanced Education Services		2,093,000						2,093,000
RESEARCH PROGRAM		1,801,000		1,388,000				3,189,000

Conduct of Research Services		1,801,000		1,388,000				3,189,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,360,000		132,000				1,492,000

Provision of Extension Services		1,360,000		132,000				1,492,000

Sub-total, Operations		111,143,000		93,143,000		10,000,000		214,286,000

Total, Regular Programs		172,505,000		113,081,000		10,000,000		295,586,000

PROJECT(S)
Locally-Funded Project(s)
Bicol RISER Consortium (Bicol
Regional Innovation and Sustainability
Empowerment for Resilience Consortium)		1,200,000		5,700,000		1,100,000		8,000,000
Construction of Five-Storey Academic Building 2,
Phase 4						15,000,000		15,000,000

Sub-total, Locally-Funded Project(s)		1,200,000		5,700,000		16,100,000		23,000,000

Total, Project(s)		1,200,000		5,700,000		16,100,000		23,000,000

TOTAL NEW APPROPRIATIONS	₱	173,705,000	₱	118,781,000	₱	26,100,000	₱	318,586,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	120,894

Total Permanent Positions	120,894

652	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Other Compensation Common to All
Personnel Economic Relief Allowance	4,584
Representation Allowance	192
Transportation Allowance	120
Clothing and Uniform Allowance	1,337
Honoraria	1,642
Mid-Year Bonus - Civilian	10,074
Year End Bonus	10,074
Cash Gift	955
Productivity Enhancement Incentive	955
Step Increment	302

Total Other Compensation Common to All	30,235

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	529
Lump-sum for Filling of Positions - Civilian	15,150
Anniversary Bonus - Civilian	567

Total Other Compensation for Specific Groups	16,246

Other Benefits
PAG-IBIG Contributions	459
PhilHealth Contributions	2,809
Employees Compensation Insurance Premiums	228
Loyalty Award - Civilian	145
Terminal Leave	2,081

Total Other Benefits	5,722

Non-Permanent Positions	608

Total Personnel Services	173,705

Maintenance and Other Operating Expenses
Travelling Expenses	3,418
Training and Scholarship Expenses	1,691
Supplies and Materials Expenses	12,063
Utility Expenses	4,285
Communication Expenses	2,001
Awards/Rewards and Prizes	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	200
Professional Services	1,006
General Services	4,687
Repairs and Maintenance	2,548
Financial Assistance/Subsidy	83,048
Taxes, Insurance Premiums and Other Fees	750
Labor and Wages	650
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	150
Representation Expenses	864

JANUARY 5, 2026	OFFICIAL GAZETTE	653
STATE UNIVERSITIES AND COLLEGES

Transportation and Delivery Expenses	50
Rent/Lease Expenses	50
Membership Dues and Contributions to Organizations	100
Subscription Expenses	120

Total Maintenance and Other Operating Expenses	118,781

Total Current Operating Expenditures	292,486

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	15,000
Machinery and Equipment Outlay	11,100

Total Capital Outlays	26,100

TOTAL NEW APPROPRIATIONS	318,586

I.2. BICOL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,584,635,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	318,389,000	₱	60,899,000	₱	8,000,000	₱	387,288,000
Support to Operations		18,833,000		17,440,000				36,273,000
Operations		733,635,000		335,439,000				1,069,074,000

HIGHER EDUCATION PROGRAM		693,893,000		307,586,000				1,001,479,000
ADVANCED EDUCATION PROGRAM		30,770,000		4,273,000				35,043,000
RESEARCH PROGRAM		5,295,000		21,417,000				26,712,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,677,000		2,163,000				5,840,000

Total, Regular Programs		1,070,857,000		413,778,000		8,000,000		1,492,635,000

B. PROJECT(S)
Locally-Funded Project(s)				12,000,000		80,000,000		92,000,000

Total, Project(s)				12,000,000		80,000,000		92,000,000

TOTAL NEW APPROPRIATIONS	₱	1,070,857,000	₱	425,778,000	₱	88,000,000	₱	1,584,635,000

654	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	101,362,000	₱	60,899,000	₱	8,000,000	₱	170,261,000
Administration of Personnel Benefits		217,027,000						217,027,000

Sub-total, General Administration and Support		318,389,000		60,899,000		8,000,000		387,288,000

Support to Operations
Auxiliary Services		18,833,000		17,440,000				36,273,000

Sub-total, Support to Operations		18,833,000		17,440,000				36,273,000

Operations
HIGHER EDUCATION PROGRAM		693,893,000		307,586,000				1,001,479,000

Provision of Higher Education Services		693,893,000		69,534,000				763,427,000
Free Higher Education				238,052,000				238,052,000
ADVANCED EDUCATION PROGRAM		30,770,000		4,273,000				35,043,000

Provision of Advanced Education Services		30,770,000		4,273,000				35,043,000
RESEARCH PROGRAM		5,295,000		21,417,000				26,712,000

Conduct of Research Services		5,295,000		21,417,000				26,712,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,677,000		2,163,000				5,840,000

Provision of Extension Services		3,677,000		2,163,000				5,840,000

Sub-total, Operations		733,635,000		335,439,000				1,069,074,000

Total, Regular Programs		1,070,857,000		413,778,000		8,000,000		1,492,635,000

PROJECT(S)
Locally-Funded Project(s)
Bicol RISER Consortium (Bicol
Regional Innovation and Sustainability
Empowerment for Resilience Consortium)				10,000,000				10,000,000
Completion of the BU College of Medicine
Building Extension						30,000,000		30,000,000

JANUARY 5, 2026	OFFICIAL GAZETTE	655
STATE UNIVERSITIES AND COLLEGES

Futures Thinking Research Program				2,000,000				2,000,000
Construction of Bicol University Health Sciences
Building, Phase 1						50,000,000		50,000,000

Sub-total, Locally-Funded Project(s)				12,000,000		80,000,000		92,000,000

Total, Project(s)				12,000,000		80,000,000		92,000,000

TOTAL NEW APPROPRIATIONS	₱	1,070,857,000	₱	425,778,000	₱	88,000,000	₱	1,584,635,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	614,343

Total Permanent Positions	614,343

Other Compensation Common to All
Personnel Economic Relief Allowance	24,312
Representation Allowance	294
Transportation Allowance	294
Clothing and Uniform Allowance	7,091
Honoraria	63,000
Mid-Year Bonus - Civilian	51,194
Year End Bonus	51,194
Cash Gift	5,065
Productivity Enhancement Incentive	5,065
Step Increment	1,537

Total Other Compensation Common to All	209,046

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,596
Lump-sum for Filling of Positions - Civilian	211,904

Total Other Compensation for Specific Groups	213,500

Other Benefits
PAG-IBIG Contributions	2,431
PhilHealth Contributions	14,332
Employees Compensation Insurance Premiums	1,215
Loyalty Award - Civilian	1,005
Terminal Leave	5,123

Total Other Benefits	24,106

656	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Non-Permanent Positions	9,862

Total Personnel Services	1,070,857

Maintenance and Other Operating Expenses
Travelling Expenses	7,896
Training and Scholarship Expenses	7,455
Supplies and Materials Expenses	30,788
Utility Expenses	41,428
Communication Expenses	7,299
Awards/Rewards and Prizes	1,000
Survey, Research, Exploration and Development Expenses	12,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	2,101
General Services	46,792
Repairs and Maintenance	4,815
Financial Assistance/Subsidy	238,052
Taxes, Insurance Premiums and Other Fees	3,111
Labor and Wages	1,640
Other Maintenance and Operating Expenses
Advertising Expenses	10
Printing and Publication Expenses	920
Representation Expenses	1,914
Transportation and Delivery Expenses	1,914
Membership Dues and Contributions to Organizations	800
Other Maintenance and Operating Expenses	15,663

Total Maintenance and Other Operating Expenses	425,778

Total Current Operating Expenditures	1,496,635

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	80,000
Transportation Equipment Outlay	8,000

Total Capital Outlays	88,000

TOTAL NEW APPROPRIATIONS	1,584,635

I.3. CAMARINES NORTE STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	584,782,000

JANUARY 5, 2026	OFFICIAL GAZETTE	657
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	142,764,000	₱	42,287,000	₱	5,000,000	₱	190,051,000
Support to Operations				3,194,000				3,194,000
Operations		176,096,000		127,941,000				304,037,000

HIGHER EDUCATION PROGRAM		174,736,000		125,498,000				300,234,000
ADVANCED EDUCATION PROGRAM		1,000,000		606,000				1,606,000
RESEARCH PROGRAM		200,000		1,530,000				1,730,000
TECHNICAL ADVISORY EXTENSION PROGRAM		160,000		307,000				467,000

Total, Regular Programs		318,860,000		173,422,000		5,000,000		497,282,000

B. PROJECT(S)
Locally-Funded Project(s)		458,000		10,705,000		76,337,000		87,500,000

Total, Project(s)		458,000		10,705,000		76,337,000		87,500,000

TOTAL NEW APPROPRIATIONS	₱	319,318,000	₱	184,127,000	₱	81,337,000	₱	584,782,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	84,038,000	₱	42,287,000	₱	5,000,000	₱	131,325,000
Administration of Personnel Benefits		58,726,000						58,726,000

Sub-total, General Administration and Support		142,764,000		42,287,000		5,000,000		190,051,000

Support to Operations
Auxiliary Services				3,194,000				3,194,000

Sub-total, Support to Operations				3,194,000				3,194,000

Operations
HIGHER EDUCATION PROGRAM		174,736,000		125,498,000				300,234,000

Provision of Higher Education Services		174,736,000		26,530,000				201,266,000
Free Higher Education				98,968,000				98,968,000

658	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

ADVANCED EDUCATION PROGRAM	1,000,000	606,000		1,606,000

Provision of Advanced Education Services	1,000,000	606,000		1,606,000
RESEARCH PROGRAM	200,000	1,530,000		1,730,000

Conduct of Research Services	200,000	1,530,000		1,730,000
TECHNICAL ADVISORY EXTENSION PROGRAM	160,000	307,000		467,000

Provision of Extension Services	160,000	307,000		467,000

Sub-total, Operations	176,096,000	127,941,000		304,037,000

Total, Regular Programs	318,860,000	173,422,000	5,000,000	497,282,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Two-Building Three-Storey College of Trades and Technology Academic Building Complex Phase III, Jose Panganiban Campus						45,000,000		45,000,000
Bicol RISER Consortium (Bicol Regional Innovation and Sustainability Empowerment for Resilience Consortium)		458,000		10,705,000		1,337,000		12,500,000
Construction of Three-Storey IFMS Academic Building, Mercedes Campus						30,000,000		30,000,000

Sub-total, Locally-Funded Project(s)		458,000		10,705,000		76,337,000		87,500,000

Total, Project(s)		458,000		10,705,000		76,337,000		87,500,000

TOTAL NEW APPROPRIATIONS	₱	319,318,000	₱	184,127,000	₱	81,337,000	₱	584,782,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	189,324

Total Permanent Positions	189,324

Other Compensation Common to All
Personnel Economic Relief Allowance	9,240
Representation Allowance	72

JANUARY 5, 2026	OFFICIAL GAZETTE	659
STATE UNIVERSITIES AND COLLEGES

Transportation Allowance	72
Clothing and Uniform Allowance	2,695
Honoraria	2,118
Mid-Year Bonus - Civilian	15,777
Year End Bonus	15,777
Cash Gift	1,925
Productivity Enhancement Incentive	1,925
Step Increment	473

Total Other Compensation Common to All	50,074

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	761
Lump-sum for Filling of Positions - Civilian	57,902

Total Other Compensation for Specific Groups	58,663

Other Benefits
PAG-IBIG Contributions	924
PhilHealth Contributions	4,686
Employees Compensation Insurance Premiums	462
Loyalty Award - Civilian	265
Terminal Leave	824

Total Other Benefits	7,161

Non-Permanent Positions	14,096

Total Personnel Services	319,318

Maintenance and Other Operating Expenses
Travelling Expenses	7,275
Training and Scholarship Expenses	4,152
Supplies and Materials Expenses	30,386
Utility Expenses	11,209
Communication Expenses	2,524
Awards/Rewards and Prizes	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	6,066
General Services	12,021
Repairs and Maintenance	200
Financial Assistance/Subsidy	98,968
Taxes, Insurance Premiums and Other Fees	6,680
Other Maintenance and Operating Expenses
Printing and Publication Expenses	654
Representation Expenses	40
Transportation and Delivery Expenses	634
Rent/Lease Expenses	240
Membership Dues and Contributions to Organizations	742
Subscription Expenses	1,166
Other Maintenance and Operating Expenses	60

Total Maintenance and Other Operating Expenses	184,127

Total Current Operating Expenditures	503,445

660	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	75,000
Machinery and Equipment Outlay	1,337
Transportation Equipment Outlay	5,000

Total Capital Outlays	81,337

TOTAL NEW APPROPRIATIONS	584,782

I.4. CAMARINES SUR POLYTECHNIC COLLEGES

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	744,304,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	89,383,000	₱	38,924,000	₱		₱	128,307,000
Operations		179,407,000		281,590,000				460,997,000

HIGHER EDUCATION PROGRAM		168,568,000		275,366,000				443,934,000
ADVANCED EDUCATION PROGRAM		10,088,000		1,945,000				12,033,000
RESEARCH PROGRAM		205,000		2,787,000				2,992,000
TECHNICAL ADVISORY EXTENSION PROGRAM		546,000		1,492,000				2,038,000

Total, Regular Programs		268,790,000		320,514,000				589,304,000

B. PROJECT(S)
Locally-Funded Project(s)		392,000		7,858,000		146,750,000		155,000,000

Total, Project(s)		392,000		7,858,000		146,750,000		155,000,000

TOTAL NEW APPROPRIATIONS	₱	269,182,000	₱	328,372,000	₱	146,750,000	₱	744,304,000

JANUARY 5, 2026	OFFICIAL GAZETTE	661
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	78,666,000	₱	38,924,000	₱		₱	117,590,000
Administration of Personnel Benefits		10,717,000						10,717,000

Sub-total, General Administration and Support		89,383,000		38,924,000				128,307,000

Operations
HIGHER EDUCATION PROGRAM		168,568,000		275,366,000				443,934,000

Provision of Higher Education Services		168,568,000		65,892,000				234,460,000
Free Higher Education				209,474,000				209,474,000
ADVANCED EDUCATION PROGRAM		10,088,000		1,945,000				12,033,000

Provision of Advanced Education Services		10,088,000		1,945,000				12,033,000
RESEARCH PROGRAM		205,000		2,787,000				2,992,000

Conduct of Research Services		205,000		2,787,000				2,992,000
TECHNICAL ADVISORY EXTENSION PROGRAM		546,000		1,492,000				2,038,000

Provision of Extension Services		546,000		1,492,000				2,038,000

Sub-total, Operations		179,407,000		281,590,000				460,997,000

Total, Regular Programs		268,790,000		320,514,000				589,304,000

PROJECT(S)
Locally-Funded Project(s)
Completion of Three-Storey
Academic Building, Buhi Campus						40,000,000		40,000,000
Completion of Four-Storey
Academic Building, Buhi Campus						65,000,000		65,000,000
Bicol RISER Consortium (Bicol
Regional Innovation and Sustainability
Empowerment for Resilience Consortium)		392,000		7,858,000		1,750,000		10,000,000
Construction of Four-Storey Academic
Building VI, College of Health Sciences,
Nabua Campus						40,000,000		40,000,000

Sub-total, Locally-Funded Project(s)		392,000		7,858,000		146,750,000		155,000,000

Total, Project(s)		392,000		7,858,000		146,750,000		155,000,000

TOTAL NEW APPROPRIATIONS	₱	269,182,000	₱	328,372,000	₱	146,750,000	₱	744,304,000

662	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	180,204

Total Permanent Positions	180,204

Other Compensation Common to All
Personnel Economic Relief Allowance	8,232
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	2,401
Honoraria	8,445
Mid-Year Bonus - Civilian	15,016
Year End Bonus	15,016
Cash Gift	1,715
Productivity Enhancement Incentive	1,715
Step Increment	451

Total Other Compensation Common to All	53,411

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	169
Lump-sum for Filling of Positions - Civilian	8,877

Total Other Compensation for Specific Groups	9,046

Other Benefits
PAG-IBIG Contributions	823
PhilHealth Contributions	4,290
Employees Compensation Insurance Premiums	412
Loyalty Award - Civilian	175
Terminal Leave	1,840

Total Other Benefits	7,540

Non-Permanent Positions	18,981

Total Personnel Services	269,182

Maintenance and Other Operating Expenses
Travelling Expenses	7,694
Training and Scholarship Expenses	4,056
Supplies and Materials Expenses	37,999

JANUARY 5, 2026	OFFICIAL GAZETTE	663
STATE UNIVERSITIES AND COLLEGES

Utility Expenses	13,608
Communication Expenses	4,473
Awards/Rewards and Prizes	700
Survey, Research, Exploration and Development Expenses	3,373
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	130
Professional Services	7,910
General Services	15,751
Repairs and Maintenance	5,635
Financial Assistance/Subsidy	209,474
Taxes, Insurance Premiums and Other Fees	4,150
Labor and Wages	684
Other Maintenance and Operating Expenses
Advertising Expenses	70
Printing and Publication Expenses	120
Representation Expenses	1,230
Transportation and Delivery Expenses	569
Rent/Lease Expenses	310
Membership Dues and Contributions to Organizations	120
Subscription Expenses	3,754
Other Maintenance and Operating Expenses	6,562

Total Maintenance and Other Operating Expenses	328,372

Total Current Operating Expenditures	597,554

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	145,000
Machinery and Equipment Outlay	1,750

Total Capital Outlays	146,750

TOTAL NEW APPROPRIATIONS	744,304

I.5. CATANDUANES STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	793,490,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	150,444,000	₱	70,135,000	₱	₱	220,579,000
Support to Operations		2,907,000		6,900,000			9,807,000
Operations		298,703,000		111,637,000			410,340,000

HIGHER EDUCATION PROGRAM		289,301,000		106,248,000			395,549,000

664	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

ADVANCED EDUCATION PROGRAM		3,285,000		2,789,000				6,074,000
RESEARCH PROGRAM		3,380,000		1,966,000				5,346,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,737,000		634,000				3,371,000

Total, Regular Programs		452,054,000		188,672,000				640,726,000

B. PROJECT(S)
Locally-Funded Project(s)		1,158,000		8,087,000		143,519,000		152,764,000

Total, Project(s)		1,158,000		8,087,000		143,519,000		152,764,000

TOTAL NEW APPROPRIATIONS	₱	453,212,000	₱	196,759,000	₱	143,519,000	₱	793,490,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	102,942,000	₱	70,135,000	₱	₱	173,077,000
Administration of Personnel Benefits		47,502,000					47,502,000

Sub-total, General Administration and Support		150,444,000		70,135,000			220,579,000

Support to Operations
Auxiliary Services		2,907,000		6,900,000			9,807,000

Sub-total, Support to Operations		2,907,000		6,900,000			9,807,000

Operations
HIGHER EDUCATION PROGRAM		289,301,000		106,248,000			395,549,000

Provision of Higher Education Services		289,301,000		21,956,000			311,257,000
Free Higher Education				84,292,000			84,292,000
ADVANCED EDUCATION PROGRAM		3,285,000		2,789,000			6,074,000

Provision of Advanced Education Services		3,285,000		2,789,000			6,074,000
RESEARCH PROGRAM		3,380,000		1,966,000			5,346,000

Conduct of Research Services		3,380,000		1,966,000			5,346,000

JANUARY 5, 2026	OFFICIAL GAZETTE	665
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM		2,737,000		634,000				3,371,000

Provision of Extension Services		2,737,000		634,000				3,371,000

Sub-total, Operations		298,703,000		111,637,000				410,340,000

Total, Regular Programs		452,054,000		188,672,000				640,726,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Two-Storey
Graduate School Building, Main Campus						82,764,000		82,764,000
Bicol RISER Consortium (Bicol
Regional Innovation and Sustainability
Empowerment for Resilience Consortium)		1,158,000		8,087,000		755,000		10,000,000
Upgrading of the Abaca Technology
Innovation Center (ATIC) Laboratory for Biotechnology Advancements,
Virac Campus						35,000,000		35,000,000
Construction/Completion of Student Convention
Center with Amphitheater						25,000,000		25,000,000

Sub-total, Locally-Funded Project(s)		1,158,000		8,087,000		143,519,000		152,764,000

Total, Project(s)		1,158,000		8,087,000		143,519,000		152,764,000

TOTAL NEW APPROPRIATIONS	₱	453,212,000	₱	196,759,000	₱	143,519,000	₱	793,490,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	300,294

Total Permanent Positions	300,294

Other Compensation Common to All
Personnel Economic Relief Allowance	15,720
Representation Allowance	144
Transportation Allowance	144
Clothing and Uniform Allowance	4,585
Honoraria	13,398
Mid-Year Bonus - Civilian	25,025

666	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Year End Bonus	25,025
Cash Gift	3,275
Productivity Enhancement Incentive	3,275
Step Increment	750

Total Other Compensation Common to All	91,341

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,184
Lump-sum for Filling of Positions - Civilian	45,225
Anniversary Bonus - Civilian	1,959

Total Other Compensation for Specific Groups	48,368

Other Benefits
PAG-IBIG Contributions	1,572
PhilHealth Contributions	7,445
Employees Compensation Insurance Premiums	786
Loyalty Award - Civilian	520
Terminal Leave	2,277

Total Other Benefits	12,600

Non-Permanent Positions	609

Total Personnel Services	453,212

Maintenance and Other Operating Expenses
Travelling Expenses	7,592
Training and Scholarship Expenses	6,866
Supplies and Materials Expenses	18,503
Utility Expenses	23,000
Communication Expenses	4,425
Awards/Rewards and Prizes	1,500
Survey, Research, Exploration and Development Expenses	500
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	15,035
General Services	14,500
Repairs and Maintenance	5,255
Financial Assistance/Subsidy	84,292
Taxes, Insurance Premiums and Other Fees	5,100
Labor and Wages	1,710
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,125
Representation Expenses	400
Membership Dues and Contributions to Organizations	600
Subscription Expenses	1,360
Other Maintenance and Operating Expenses	4,846

Total Maintenance and Other Operating Expenses	196,759

Total Current Operating Expenditures	649,971

JANUARY 5, 2026	OFFICIAL GAZETTE	667
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	142,764
Machinery and Equipment Outlay	755

Total Capital Outlays	143,519

TOTAL NEW APPROPRIATIONS	793,490

I.6. CENTRAL BICOL STATE UNIVERSITY OF AGRICULTURE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,203,548,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	181,783,000	₱	46,424,000	₱		₱	228,207,000
Support to Operations		7,166,000		5,547,000				12,713,000
Operations		327,065,000		599,715,000		6,135,000		932,915,000

HIGHER EDUCATION PROGRAM		306,109,000		590,792,000				896,901,000
ADVANCED EDUCATION PROGRAM		13,815,000		1,248,000		6,135,000		21,198,000
RESEARCH PROGRAM		3,549,000		6,304,000				9,853,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,592,000		1,371,000				4,963,000

Total, Regular Programs		516,014,000		651,686,000		6,135,000		1,173,835,000

B. PROJECT(S)
Locally-Funded Project(s)				9,713,000		20,000,000		29,713,000

Total, Project(s)				9,713,000		20,000,000		29,713,000

TOTAL NEW APPROPRIATIONS	₱	516,014,000	₱	661,399,000	₱	26,135,000	₱	1,203,548,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	85,386,000	₱	46,424,000	₱	₱	131,810,000
Administration of Personnel Benefits		96,397,000					96,397,000

Sub-total, General Administration and Support		181,783,000		46,424,000			228,207,000

Support to Operations
Auxiliary Services		7,166,000		5,547,000			12,713,000

Sub-total, Support to Operations		7,166,000		5,547,000			12,713,000

668	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Operations
HIGHER EDUCATION PROGRAM		306,109,000		590,792,000				896,901,000

Provision of Higher Education Services		306,109,000		65,381,000				371,490,000
Free Higher Education				525,411,000				525,411,000
ADVANCED EDUCATION PROGRAM		13,815,000		1,248,000		6,135,000		21,198,000

Provision of Advanced Education Services		13,815,000		1,248,000		6,135,000		21,198,000
RESEARCH PROGRAM		3,549,000		6,304,000				9,853,000

Conduct of Research Services		3,549,000		6,304,000				9,853,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,592,000		1,371,000				4,963,000

Provision of Extension Services		3,592,000		1,371,000				4,963,000

Sub-total, Operations		327,065,000		599,715,000		6,135,000		932,915,000

Total, Regular Programs		516,014,000		651,686,000		6,135,000		1,173,835,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Three-Storey
University Library Phase II, Pasacao Campus						8,000,000		8,000,000
Bicol RISER Consortium (Bicol
Regional Innovation and Sustainability
Empowerment for Resilience Consortium)				7,713,000				7,713,000
Futures Thinking Research Program				2,000,000				2,000,000
Repair/Rehabilitation of Electronics &
Electrical Engineering Classroom Building,
Calabanga Campus						12,000,000		12,000,000

Sub-total, Locally-Funded Project(s)				9,713,000		20,000,000		29,713,000

Total, Project(s)				9,713,000		20,000,000		29,713,000

TOTAL NEW APPROPRIATIONS	₱	516,014,000	₱	661,399,000	₱	26,135,000	₱	1,203,548,000

JANUARY 5, 2026	OFFICIAL GAZETTE	669
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	307,586

Total Permanent Positions	307,586

Other Compensation Common to All
Personnel Economic Relief Allowance	11,856
Representation Allowance	222
Transportation Allowance	222
Clothing and Uniform Allowance	3,458
Honoraria	7,849
Mid-Year Bonus - Civilian	25,632
Year End Bonus	25,632
Cash Gift	2,470
Productivity Enhancement Incentive	2,470
Step Increment	768

Total Other Compensation Common to All	80,579

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	762
Lump-sum for Filling of Positions - Civilian	94,652

Total Other Compensation for Specific Groups	95,414

Other Benefits
PAG-IBIG Contributions	1,185
PhilHealth Contributions	7,249
Employees Compensation Insurance Premiums	593
Loyalty Award - Civilian	325
Terminal Leave	1,745

Total Other Benefits	11,097

Non-Permanent Positions	21,338

Total Personnel Services	516,014

Maintenance and Other Operating Expenses
Travelling Expenses	4,678
Training and Scholarship Expenses	4,902
Supplies and Materials Expenses	10,038

670	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Utility Expenses	37,352
Communication Expenses	915
Awards/Rewards and Prizes	399
Survey, Research, Exploration and Development Expenses	4,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	5,129
General Services	45,181
Repairs and Maintenance	3,135
Financial Assistance/Subsidy	525,411
Taxes, Insurance Premiums and Other Fees	7,609
Labor and Wages	1,327
Other Maintenance and Operating Expenses
Advertising Expenses	40
Printing and Publication Expenses	2,166
Representation Expenses	2,550
Rent/Lease Expenses	47
Membership Dues and Contributions to Organizations	130
Subscription Expenses	1,470
Other Maintenance and Operating Expenses	4,788

Total Maintenance and Other Operating Expenses	661,399

Total Current Operating Expenditures	1,177,413

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	20,000
Machinery and Equipment Outlay	6,135

Total Capital Outlays	26,135

TOTAL NEW APPROPRIATIONS	1,203,548

I.7. DR. EMILIO B. ESPINOSA, SR. MEMORIAL STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	346,302,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	60,980,000	₱	16,628,000	₱	₱	77,608,000
Support to Operations				5,621,000			5,621,000
Operations		113,403,000		100,670,000			214,073,000

JANUARY 5, 2026	OFFICIAL GAZETTE	671
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM		93,546,000		96,257,000				189,803,000
ADVANCED EDUCATION PROGRAM		19,857,000		1,787,000				21,644,000
RESEARCH PROGRAM				1,852,000				1,852,000
TECHNICAL ADVISORY EXTENSION PROGRAM				774,000				774,000

Total, Regular Programs		174,383,000		122,919,000				297,302,000

B. PROJECT(S)
Locally-Funded Project(s)				9,892,000		39,108,000		49,000,000

Total, Project(s)				9,892,000		39,108,000		49,000,000

TOTAL NEW APPROPRIATIONS	₱	174,383,000	₱	132,811,000	₱	39,108,000	₱	346,302,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	47,628,000	₱	16,628,000	₱	₱	64,256,000
Administration of Personnel Benefits		13,352,000					13,352,000

Sub-total, General Administration and Support		60,980,000		16,628,000			77,608,000

Support to Operations
Auxiliary Services				5,621,000			5,621,000

Sub-total, Support to Operations				5,621,000			5,621,000

Operations
HIGHER EDUCATION PROGRAM		93,546,000		96,257,000			189,803,000

Provision of Higher Education Services		93,546,000		20,179,000			113,725,000
Free Higher Education				76,078,000			76,078,000
ADVANCED EDUCATION PROGRAM		19,857,000		1,787,000			21,644,000

Provision of Advanced Education Services		19,857,000		1,787,000			21,644,000
RESEARCH PROGRAM				1,852,000			1,852,000

Conduct of Research Services				1,852,000			1,852,000

672	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

TECHNICAL ADVISORY EXTENSION PROGRAM				774,000				774,000

Provision of Extension Services				774,000				774,000

Sub-total, Operations		113,403,000		100,670,000				214,073,000

Total, Regular Programs		174,383,000		122,919,000				297,302,000

PROJECT(S)
Locally-Funded Project(s)
Retrofitting and Improvement of Vocational Agricultural Building						8,000,000		8,000,000
Bicol RISER Consortium (Bicol
Regional Innovation and Sustainability
Empowerment for Resilience Consortium)				7,892,000		1,108,000		9,000,000
Construction of Four-Storey Smart Academic and Laboratory Building for Business
Management Program						30,000,000		30,000,000
Futures Thinking Research Program				2,000,000				2,000,000

Sub-total, Locally-Funded Project(s)				9,892,000		39,108,000		49,000,000

Total, Project(s)				9,892,000		39,108,000		49,000,000

TOTAL NEW APPROPRIATIONS	₱	174,383,000	₱	132,811,000	₱	39,108,000	₱	346,302,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	119,115

Total Permanent Positions	119,115

Other Compensation Common to All
Personnel Economic Relief Allowance	4,824
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	1,407
Honoraria	400
Mid-Year Bonus - Civilian	9,927
Year End Bonus	9,927
Cash Gift	1,005

JANUARY 5, 2026	OFFICIAL GAZETTE	673
STATE UNIVERSITIES AND COLLEGES

Productivity Enhancement Incentive	1,005
Step Increment	298

Total Other Compensation Common to All	29,213

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	483
Lump-sum for Filling of Positions - Civilian	13,352

Total Other Compensation for Specific Groups	13,835

Other Benefits
PAG-IBIG Contributions	482
PhilHealth Contributions	2,847
Employees Compensation Insurance Premiums	242
Loyalty Award - Civilian	130

Total Other Benefits	3,701

Non-Permanent Positions	8,519

Total Personnel Services	174,383

Maintenance and Other Operating Expenses
Travelling Expenses	4,818
Training and Scholarship Expenses	2,597
Supplies and Materials Expenses	10,102
Utility Expenses	10,032
Communication Expenses	2,921
Awards/Rewards and Prizes	1,000
Survey, Research, Exploration and Development Expenses	7,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	2,745
General Services	10,983
Repairs and Maintenance	849
Financial Assistance/Subsidy	76,078
Taxes, Insurance Premiums and Other Fees	1,845
Other Maintenance and Operating Expenses
Advertising Expenses	74
Printing and Publication Expenses	177
Representation Expenses	1,060
Transportation and Delivery Expenses	133
Rent/Lease Expenses	179
Membership Dues and Contributions to Organizations	80
Subscription Expenses	20

Total Maintenance and Other Operating Expenses	132,811

Total Current Operating Expenditures	307,194

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	38,000

674	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Machinery and Equipment Outlay	1,008
Other Property Plant and Equipment Outlay	100

Total Capital Outlays	39,108

TOTAL NEW APPROPRIATIONS	346,302

I.8. PARTIDO STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	727,311,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	164,548,000	₱	40,760,000	₱		₱	205,308,000
Support to Operations		14,814,000		904,000				15,718,000
Operations		193,198,000		121,111,000				314,309,000

HIGHER EDUCATION PROGRAM		193,198,000		111,463,000				304,661,000
ADVANCED EDUCATION PROGRAM				1,640,000				1,640,000
RESEARCH PROGRAM				7,325,000				7,325,000
TECHNICAL ADVISORY EXTENSION PROGRAM				683,000				683,000

Total, Regular Programs		372,560,000		162,775,000				535,335,000

B. PROJECT(S)
Locally-Funded Project(s)		4,213,000		14,385,000		173,378,000		191,976,000

Total, Project(s)		4,213,000		14,385,000		173,378,000		191,976,000

TOTAL NEW APPROPRIATIONS	₱	376,773,000	₱	177,160,000	₱	173,378,000	₱	727,311,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	86,699,000	₱	40,760,000	₱	₱	127,459,000

JANUARY 5, 2026	OFFICIAL GAZETTE	675
STATE UNIVERSITIES AND COLLEGES

Administration of Personnel Benefits	77,849,000			77,849,000

Sub-total, General Administration and Support	164,548,000	40,760,000		205,308,000

Support to Operations
Auxiliary Services	14,814,000	904,000		15,718,000

Sub-total, Support to Operations	14,814,000	904,000		15,718,000

Operations
HIGHER EDUCATION PROGRAM	193,198,000	111,463,000		304,661,000

Provision of Higher Education Services	193,198,000	27,256,000		220,454,000
Free Higher Education		84,207,000		84,207,000
ADVANCED EDUCATION PROGRAM		1,640,000		1,640,000

Provision of Advanced Education Services		1,640,000		1,640,000
RESEARCH PROGRAM		7,325,000		7,325,000

Conduct of Research Services		7,325,000		7,325,000
TECHNICAL ADVISORY EXTENSION PROGRAM		683,000		683,000

Provision of Extension Services		683,000		683,000

Sub-total, Operations	193,198,000	121,111,000		314,309,000

Total, Regular Programs	372,560,000	162,775,000		535,335,000

PROJECT(S)
Locally-Funded Project(s)
Conversion of General Administrative
Support Services (GASS) Building into
Three-Storey Student Support Services Building,
Goa Campus			65,811,000	65,811,000
Completion of Three-Storey
Academic Building, San Jose Campus			72,219,000	72,219,000
Bicol RISER Consortium (Bicol
Regional Innovation and Sustainability
Empowerment for Resilience Consortium)	4,213,000	12,385,000	11,348,000	27,946,000
Construction of Criminology Academic Building,
Lagonoy Campus			24,000,000	24,000,000
Futures Thinking Research Program		2,000,000		2,000,000

Sub-total, Locally-Funded Project(s)	4,213,000	14,385,000	173,378,000	191,976,000

676	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Total, Project(s)		4,213,000		14,385,000		173,378,000		191,976,000

TOTAL NEW APPROPRIATIONS	₱	376,773,000	₱	177,160,000	₱	173,378,000	₱	727,311,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	212,586

Total Permanent Positions	212,586

Other Compensation Common to All
Personnel Economic Relief Allowance	8,880
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	2,590
Honoraria	6,922
Mid-Year Bonus - Civilian	17,715
Year End Bonus	17,715
Cash Gift	1,850
Productivity Enhancement Incentive	1,850
Step Increment	532

Total Other Compensation Common to All	58,474

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,117
Lump-sum for Filling of Positions - Civilian	77,480
Anniversary Bonus - Civilian	1,230

Total Other Compensation for Specific Groups	79,827

Other Benefits
PAG-IBIG Contributions	888
PhilHealth Contributions	5,072
Employees Compensation Insurance Premiums	444
Loyalty Award - Civilian	270
Terminal Leave	369

Total Other Benefits	7,043

Non-Permanent Positions	18,843

Total Personnel Services	376,773

JANUARY 5, 2026	OFFICIAL GAZETTE	677
STATE UNIVERSITIES AND COLLEGES

Maintenance and Other Operating Expenses
Travelling Expenses	5,072
Training and Scholarship Expenses	3,420
Supplies and Materials Expenses	17,392
Utility Expenses	11,264
Communication Expenses	8,829
Awards/Rewards and Prizes	800
Survey, Research, Exploration and Development Expenses	12,431
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	1,280
General Services	21,647
Repairs and Maintenance	3,261
Financial Assistance/Subsidy	84,207
Taxes, Insurance Premiums and Other Fees	1,744
Other Maintenance and Operating Expenses
Advertising Expenses	114
Printing and Publication Expenses	168
Representation Expenses	2,017
Rent/Lease Expenses	112
Membership Dues and Contributions to Organizations	220
Subscription Expenses	1,206
Other Maintenance and Operating Expenses	1,826

Total Maintenance and Other Operating Expenses	177,160

Total Current Operating Expenditures	553,933

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	162,030
Machinery and Equipment Outlay	10,303
Other Property Plant and Equipment Outlay	1,045

Total Capital Outlays	173,378

TOTAL NEW APPROPRIATIONS	727,311

I.9. SORSOGON STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	677,210,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	85,325,000	₱	38,640,000	₱	4,208,000	₱	128,173,000

678	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Support to Operations		11,883,000		338,000				12,221,000
Operations		263,866,000		175,820,000				439,686,000

HIGHER EDUCATION PROGRAM		240,850,000		172,216,000				413,066,000
ADVANCED EDUCATION PROGRAM		22,615,000		450,000				23,065,000
RESEARCH PROGRAM		401,000		2,699,000				3,100,000
TECHNICAL ADVISORY EXTENSION PROGRAM				455,000				455,000

Total, Regular Programs		361,074,000		214,798,000		4,208,000		580,080,000

B. PROJECT(S)
Locally-Funded Project(s)		1,731,000		6,250,000		89,149,000		97,130,000

Total, Project(s)		1,731,000		6,250,000		89,149,000		97,130,000

TOTAL NEW APPROPRIATIONS	₱	362,805,000	₱	221,048,000	₱	93,357,000	₱	677,210,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	73,532,000	₱	38,640,000	₱	4,208,000	₱	116,380,000
Administration of Personnel Benefits		11,793,000						11,793,000

Sub-total, General Administration and Support		85,325,000		38,640,000		4,208,000		128,173,000

Support to Operations
Auxiliary Services		11,883,000		338,000				12,221,000

Sub-total, Support to Operations		11,883,000		338,000				12,221,000

Operations
HIGHER EDUCATION PROGRAM		240,850,000		172,216,000				413,066,000

Provision of Higher Education Services		240,850,000		33,141,000				273,991,000
Free Higher Education				139,075,000				139,075,000
ADVANCED EDUCATION PROGRAM		22,615,000		450,000				23,065,000

Provision of Advanced Education Services		22,615,000		450,000				23,065,000

JANUARY 5, 2026	OFFICIAL GAZETTE	679
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM		401,000		2,699,000				3,100,000

Conduct of Research Services		401,000		2,699,000				3,100,000
TECHNICAL ADVISORY EXTENSION PROGRAM				455,000				455,000

Provision of Extension Services				455,000				455,000

Sub-total, Operations		263,866,000		175,820,000				439,686,000

Total, Regular Programs		361,074,000		214,798,000		4,208,000		580,080,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Male and
Female Dormitories						50,000,000		50,000,000
Bicol RISER Consortium (Bicol
Regional Innovation and Sustainability
Empowerment for Resilience Consortium)		1,731,000		6,250,000		3,149,000		11,130,000
Construction of Integrated Academic, Laboratory,and Library Building						36,000,000		36,000,000

Sub-total, Locally-Funded Project(s)		1,731,000		6,250,000		89,149,000		97,130,000

Total, Project(s)		1,731,000		6,250,000		89,149,000		97,130,000

TOTAL NEW APPROPRIATIONS	₱	362,805,000	₱	221,048,000	₱	93,357,000	₱	677,210,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	262,904

Total Permanent Positions	262,904

Other Compensation Common to All
Personnel Economic Relief Allowance	11,400
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	3,325
Honoraria	8,681
Mid-Year Bonus - Civilian	21,909
Year End Bonus	21,909

680	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Cash Gift	2,375
Productivity Enhancement Incentive	2,375
Step Increment	658

Total Other Compensation Common to All	73,196

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	944
Lump-sum for Filling of Positions - Civilian	9,802

Total Other Compensation for Specific Groups	10,746

Other Benefits
PAG-IBIG Contributions	1,140
PhilHealth Contributions	6,310
Employees Compensation Insurance Premiums	570
Loyalty Award - Civilian	545
Terminal Leave	1,991

Total Other Benefits	10,556

Non-Permanent Positions	5,403

Total Personnel Services	362,805

Maintenance and Other Operating Expenses
Travelling Expenses	4,813
Training and Scholarship Expenses	2,519
Supplies and Materials Expenses	16,114
Utility Expenses	11,344
Communication Expenses	1,863
Awards/Rewards and Prizes	1,006
Survey, Research, Exploration and Development Expenses	5,670
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	6,758
General Services	15,172
Repairs and Maintenance	6,861
Financial Assistance/Subsidy	139,075
Taxes, Insurance Premiums and Other Fees	2,215
Labor and Wages	427
Other Maintenance and Operating Expenses
Printing and Publication Expenses	352
Representation Expenses	1,084
Transportation and Delivery Expenses	5
Rent/Lease Expenses	103
Membership Dues and Contributions to Organizations	487
Subscription Expenses	1,297
Other Maintenance and Operating Expenses	3,733

Total Maintenance and Other Operating Expenses	221,048

Total Current Operating Expenditures	583,853

JANUARY 5, 2026	OFFICIAL GAZETTE	681
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	86,000
Machinery and Equipment Outlay	7,357

Total Capital Outlays	93,357

TOTAL NEW APPROPRIATIONS	677,210

682	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

J. REGION VI - WESTERN VISAYAS

J.1. AKLAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s) as indicated hereunder	₱	760,901,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	188,231,000	₱	6,941,000	₱		₱	195,172,000
Support to Operations		7,175,000		7,762,000				14,937,000
Operations		327,891,000		184,901,000		8,000,000		520,792,000

HIGHER EDUCATION PROGRAM		326,735,000		173,904,000		8,000,000		508,639,000
ADVANCED EDUCATION PROGRAM				2,868,000				2,868,000
RESEARCH PROGRAM		419,000		4,214,000				4,633,000
TECHNICAL ADVISORY EXTENSION PROGRAM		737,000		3,915,000				4,652,000

Total, Regular Programs		523,297,000		199,604,000		8,000,000		730,901,000

B. PROJECT(S)
Locally-Funded Project(s)						30,000,000		30,000,000

Total, Project(s)						30,000,000		30,000,000

TOTAL NEW APPROPRIATIONS	₱	523,297,000	₱	199,604,000	₱	38,000,000	₱	760,901,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	62,305,000	₱	6,941,000	₱	₱	69,246,000
Administration of Personnel Benefits		125,926,000					125,926,000

JANUARY 5, 2026	OFFICIAL GAZETTE	683
STATE UNIVERSITIES AND COLLEGES

Sub-total, General Administration and Support		188,231,000		6,941,000				195,172,000

Support to Operations
Auxiliary Services		7,175,000		7,762,000				14,937,000

Sub-total, Support to Operations		7,175,000		7,762,000				14,937,000

Operations
HIGHER EDUCATION PROGRAM		326,735,000		173,904,000		8,000,000		508,639,000

Provision of Higher Education Services		326,735,000		36,374,000		8,000,000		371,109,000
Free Higher Education				137,530,000				137,530,000
ADVANCED EDUCATION PROGRAM				2,868,000				2,868,000

Provision of Advanced Education Services				2,868,000				2,868,000
RESEARCH PROGRAM		419,000		4,214,000				4,633,000

Conduct of Research Services		419,000		4,214,000				4,633,000
TECHNICAL ADVISORY EXTENSION PROGRAM		737,000		3,915,000				4,652,000

Provision of Extension Services		737,000		3,915,000				4,652,000

Sub-total, Operations		327,891,000		184,901,000		8,000,000		520,792,000

Total, Regular Programs		523,297,000		199,604,000		8,000,000		730,901,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Academic Building, Main Campus						30,000,000		30,000,000

Sub-total, Locally-Funded Project(s)						30,000,000		30,000,000

Total, Project(s)						30,000,000		30,000,000

TOTAL NEW APPROPRIATIONS	₱	523,297,000	₱	199,604,000	₱	38,000,000	₱	760,901,000

684	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	301,423

Total Permanent Positions	301,423

Other Compensation Common to All
Personnel Economic Relief Allowance	13,032
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	3,801
Honoraria	3,115
Mid-Year Bonus - Civilian	25,118
Year End Bonus	25,118
Cash Gift	2,715
Productivity Enhancement Incentive	2,715
Step Increment	754

Total Other Compensation Common to All	76,932

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,286
Night Shift Differential Pay	737
Lump-sum for Filling of Positions - Civilian	124,903

Total Other Compensation for Specific Groups	126,926

Other Benefits
PAG-IBIG Contributions	1,304
PhilHealth Contributions	7,207
Employees Compensation Insurance Premiums	651
Loyalty Award - Civilian	375
Terminal Leave	1,023

Total Other Benefits	10,560

Non-Permanent Positions	7,456

Total Personnel Services	523,297

Maintenance and Other Operating Expenses
Travelling Expenses	3,922
Training and Scholarship Expenses	1,933
Supplies and Materials Expenses	14,420
Utility Expenses	17,018
Communication Expenses	5,554
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	121
Professional Services	788
General Services	3,930
Repairs and Maintenance	6,849
Financial Assistance/Subsidy	137,530
Taxes, Insurance Premiums and Other Fees	664
Labor and Wages	5,946
Other Maintenance and Operating Expenses
Advertising Expenses	101
Printing and Publication Expenses	90

JANUARY 5, 2026	OFFICIAL GAZETTE	685
STATE UNIVERSITIES AND COLLEGES

Representation Expenses	338
Transportation and Delivery Expenses	237
Membership Dues and Contributions to Organizations	56
Subscription Expenses	107

Total Maintenance and Other Operating Expenses	199,604

Total Current Operating Expenditures	722,901

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	30,000
Machinery and Equipment Outlay	1,100
Transportation Equipment Outlay	6,900

Total Capital Outlays	38,000

TOTAL NEW APPROPRIATIONS	760,901

J.2. CAPIZ STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,274,576,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	248,168,000	₱	13,383,000	₱		₱	261,551,000
Support to Operations		18,103,000		1,659,000				19,762,000
Operations		523,931,000		349,332,000				873,263,000

HIGHER EDUCATION PROGRAM		518,347,000		321,651,000				839,998,000
ADVANCED EDUCATION PROGRAM				2,331,000				2,331,000
RESEARCH PROGRAM		1,821,000		18,077,000				19,898,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,763,000		7,273,000				11,036,000

Total, Regular Programs		790,202,000		364,374,000				1,154,576,000

B. PROJECT(S)
Locally-Funded Project(s)						120,000,000		120,000,000

Total, Project(s)						120,000,000		120,000,000

TOTAL NEW APPROPRIATIONS	₱	790,202,000	₱	364,374,000	₱	120,000,000	₱	1,274,576,000

686	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	86,700,000	₱	13,383,000	₱		₱	100,083,000
Administration of Personnel Benefits		161,468,000						161,468,000

Sub-total, General Administration and Support		248,168,000		13,383,000				261,551,000

Support to Operations
Auxiliary Services		18,103,000		1,659,000				19,762,000

Sub-total, Support to Operations		18,103,000		1,659,000				19,762,000

Operations
HIGHER EDUCATION PROGRAM		518,347,000		321,651,000				839,998,000

Provision of Higher Education Services		518,347,000		28,475,000				546,822,000
Free Higher Education				293,176,000				293,176,000
ADVANCED EDUCATION PROGRAM				2,331,000				2,331,000

Provision of Advanced Education Services				2,331,000				2,331,000
RESEARCH PROGRAM		1,821,000		18,077,000				19,898,000

Conduct of Research Services		1,821,000		18,077,000				19,898,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,763,000		7,273,000				11,036,000

Provision of Extension Services		3,763,000		7,273,000				11,036,000

Sub-total, Operations		523,931,000		349,332,000				873,263,000

Total, Regular Programs		790,202,000		364,374,000				1,154,576,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Library, Pilar Satellite College						30,000,000		30,000,000
Construction of College of Agriculture and Forestry
Building, Burias Campus						20,000,000		20,000,000

JANUARY 5, 2026	OFFICIAL GAZETTE	687
STATE UNIVERSITIES AND COLLEGES

Construction of Education Building, Dayao Satellite College						30,000,000		30,000,000
Construction of the Academic Building and Analytical
Laboratory for Fisheries and Marine Researches, Pontevedra Campus						40,000,000		40,000,000

Sub-total, Locally-Funded Project(s)						120,000,000		120,000,000

Total, Project(s)						120,000,000		120,000,000

TOTAL NEW APPROPRIATIONS	₱	790,202,000	₱	364,374,000	₱	120,000,000	₱	1,274,576,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	490,198

Total Permanent Positions	490,198

Other Compensation Common to All
Personnel Economic Relief Allowance	18,648
Representation Allowance	354
Transportation Allowance	354
Clothing and Uniform Allowance	5,439
Honoraria	843
Mid-Year Bonus - Civilian	40,849
Year End Bonus	40,849
Cash Gift	3,885
Productivity Enhancement Incentive	3,885
Step Increment	1,226

Total Other Compensation Common to All	116,332

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	2,140
Lump-sum for Filling of Positions - Civilian	159,604

Total Other Compensation for Specific Groups	161,744

Other Benefits
PAG-IBIG Contributions	1,864
PhilHealth Contributions	11,783
Employees Compensation Insurance Premiums	932

688	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Loyalty Award - Civilian	665
Terminal Leave	1,864

Total Other Benefits	17,108

Non-Permanent Positions	4,820

Total Personnel Services	790,202

Maintenance and Other Operating Expenses
Travelling Expenses	5,153
Training and Scholarship Expenses	6,807
Supplies and Materials Expenses	9,318
Utility Expenses	16,911
Communication Expenses	2,007
Survey, Research, Exploration and Development Expenses	2,626
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	250
General Services	18,380
Repairs and Maintenance	3,567
Financial Assistance/Subsidy	293,176
Taxes, Insurance Premiums and Other Fees	700
Other Maintenance and Operating Expenses
Advertising Expenses	294
Printing and Publication Expenses	477
Representation Expenses	2,080
Transportation and Delivery Expenses	221
Membership Dues and Contributions to Organizations	1,145
Subscription Expenses	1,112

Total Maintenance and Other Operating Expenses	364,374

Total Current Operating Expenditures	1,154,576

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	120,000

Total Capital Outlays	120,000

TOTAL NEW APPROPRIATIONS	1,274,576

JANUARY 5, 2026	OFFICIAL GAZETTE	689
STATE UNIVERSITIES AND COLLEGES

J.3. GUIMARAS STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	380,551,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	65,765,000	₱	15,732,000	₱		₱	81,497,000
Support to Operations		1,704,000		2,824,000				4,528,000
Operations		92,086,000		164,440,000				256,526,000

HIGHER EDUCATION PROGRAM		92,086,000		160,493,000				252,579,000
ADVANCED EDUCATION PROGRAM				422,000				422,000
RESEARCH PROGRAM				1,989,000				1,989,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,536,000				1,536,000

Total, Regular Programs		159,555,000		182,996,000				342,551,000

B. PROJECT(S)
Locally-Funded Project(s)						38,000,000		38,000,000

Total, Project(s)						38,000,000		38,000,000

TOTAL NEW APPROPRIATIONS	₱	159,555,000	₱	182,996,000	₱	38,000,000	₱	380,551,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	54,094,000	₱	15,732,000	₱	₱	69,826,000
Administration of Personnel Benefits		11,671,000					11,671,000

Sub-total, General Administration and Support		65,765,000		15,732,000			81,497,000

Support to Operations
Auxiliary Services		1,704,000		2,824,000			4,528,000

Sub-total, Support to Operations		1,704,000		2,824,000			4,528,000

Operations
HIGHER EDUCATION PROGRAM		92,086,000		160,493,000			252,579,000

Provision of Higher Education Services		92,086,000		22,586,000			114,672,000
Free Higher Education				137,907,000			137,907,000

690	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

ADVANCED EDUCATION PROGRAM				422,000				422,000

Provision of Advanced Education Services				422,000				422,000
RESEARCH PROGRAM				1,989,000				1,989,000

Conduct of Research Services				1,989,000				1,989,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,536,000				1,536,000

Provision of Extension Services				1,536,000				1,536,000

Sub-total, Operations		92,086,000		164,440,000				256,526,000

Total, Regular Programs		159,555,000		182,996,000				342,551,000

PROJECT(S)
Locally-Funded Project(s)
Expansion of Industrial Technology Research and Development Center Building Phase III, Salvador Campus						8,000,000		8,000,000
Completion of CBM Building, Main Campus						30,000,000		30,000,000

Sub-total, Locally-Funded Project(s)						38,000,000		38,000,000

Total, Project(s)						38,000,000		38,000,000

TOTAL NEW APPROPRIATIONS	₱	159,555,000	₱	182,996,000	₱	38,000,000	₱	380,551,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	113,411

Total Permanent Positions	113,411

Other Compensation Common to All
Personnel Economic Relief Allowance	4,824
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	1,407
Honoraria	500
Mid-Year Bonus - Civilian	9,451

JANUARY 5, 2026	OFFICIAL GAZETTE	691
STATE UNIVERSITIES AND COLLEGES

Year End Bonus	9,451
Cash Gift	1,005
Productivity Enhancement Incentive	1,005
Step Increment	284

Total Other Compensation Common to All	28,347

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	158
Lump-sum for Filling of Positions - Civilian	11,237

Total Other Compensation for Specific Groups	11,395

Other Benefits
PAG-IBIG Contributions	483
PhilHealth Contributions	2,804
Employees Compensation Insurance Premiums	241
Loyalty Award - Civilian	150
Terminal Leave	434

Total Other Benefits	4,112

Non-Permanent Positions	2,290

Total Personnel Services	159,555

Maintenance and Other Operating Expenses
Travelling Expenses	5,467
Training and Scholarship Expenses	6,822
Supplies and Materials Expenses	8,150
Utility Expenses	13,886
Communication Expenses	4,843
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
General Services	2,696
Repairs and Maintenance	800
Financial Assistance/Subsidy	137,907
Taxes, Insurance Premiums and Other Fees	404
Other Maintenance and Operating Expenses
Advertising Expenses	500
Representation Expenses	1,221
Membership Dues and Contributions to Organizations	150

Total Maintenance and Other Operating Expenses	182,996

Total Current Operating Expenditures	342,551

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	38,000

Total Capital Outlays	38,000

TOTAL NEW APPROPRIATIONS	380,551

692	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

J.4. ILOILO SCIENCE AND TECHNOLOGY UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,158,556,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	100,464,000	₱	15,741,000	₱		₱	116,205,000
Support to Operations		6,104,000		9,813,000				15,917,000
Operations		532,492,000		401,383,000		50,559,000		984,434,000

HIGHER EDUCATION PROGRAM		530,313,000		375,630,000		50,559,000		956,502,000
ADVANCED EDUCATION PROGRAM				2,314,000				2,314,000
RESEARCH PROGRAM		1,649,000		20,396,000				22,045,000
TECHNICAL ADVISORY EXTENSION PROGRAM		530,000		3,043,000				3,573,000

Total, Regular Programs		639,060,000		426,937,000		50,559,000		1,116,556,000

B. PROJECT(S)
Locally-Funded Project(s)				2,000,000		40,000,000		42,000,000

Total, Project(s)				2,000,000		40,000,000		42,000,000

TOTAL NEW APPROPRIATIONS	₱	639,060,000	₱	428,937,000	₱	90,559,000	₱	1,158,556,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	70,183,000	₱	15,741,000	₱	₱	85,924,000
Administration of Personnel Benefits		30,281,000					30,281,000

Sub-total, General Administration and Support		100,464,000		15,741,000			116,205,000

JANUARY 5, 2026	OFFICIAL GAZETTE	693
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		6,104,000		9,813,000				15,917,000

Sub-total, Support to Operations		6,104,000		9,813,000				15,917,000

Operations
HIGHER EDUCATION PROGRAM		530,313,000		375,630,000		50,559,000		956,502,000

Provision of Higher Education Services		530,313,000		116,930,000		50,559,000		697,802,000
Free Higher Education				258,700,000				258,700,000
ADVANCED EDUCATION PROGRAM				2,314,000				2,314,000

Provision of Advanced Education Services				2,314,000				2,314,000
RESEARCH PROGRAM		1,649,000		20,396,000				22,045,000

Conduct of Research Services		1,649,000		20,396,000				22,045,000
TECHNICAL ADVISORY EXTENSION PROGRAM		530,000		3,043,000				3,573,000

Provision of Extension Services		530,000		3,043,000				3,573,000

Sub-total, Operations		532,492,000		401,383,000		50,559,000		984,434,000

Total, Regular Programs		639,060,000		426,937,000		50,559,000		1,116,556,000

PROJECT(S)
Locally-Funded Project(s)
Futures Thinking Research Program				2,000,000				2,000,000
Rehabilitation and Vertical Expansion of Academic Building (K-Building), Iloilo City Campus						40,000,000		40,000,000

Sub-total, Locally-Funded Project(s)				2,000,000		40,000,000		42,000,000

Total, Project(s)				2,000,000		40,000,000		42,000,000

TOTAL NEW APPROPRIATIONS	₱	639,060,000	₱	428,937,000	₱	90,559,000	₱	1,158,556,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

694	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Permanent Positions
Basic Salary	473,819

Total Permanent Positions	473,819

Other Compensation Common to All
Personnel Economic Relief Allowance	19,128
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	5,579
Honoraria	270
Mid-Year Bonus - Civilian	39,484
Year End Bonus	39,484
Cash Gift	3,985
Productivity Enhancement Incentive	3,985
Step Increment	1,185

Total Other Compensation Common to All	113,664

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,701
Lump-sum for Filling of Positions - Civilian	27,948

Total Other Compensation for Specific Groups	29,649

Other Benefits
PAG-IBIG Contributions	1,912
PhilHealth Contributions	11,483
Employees Compensation Insurance Premiums	956
Loyalty Award - Civilian	710
Terminal Leave	2,333

Total Other Benefits	17,394

Non-Permanent Positions	4,534

Total Personnel Services	639,060

Maintenance and Other Operating Expenses
Travelling Expenses	13,547
Training and Scholarship Expenses	2,973
Supplies and Materials Expenses	27,890
Utility Expenses	76,915
Communication Expenses	12,513
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	2,947
General Services	3,693
Repairs and Maintenance	19,810

JANUARY 5, 2026	OFFICIAL GAZETTE	695
STATE UNIVERSITIES AND COLLEGES

Financial Assistance/Subsidy	258,700
Taxes, Insurance Premiums and Other Fees	4,238
Other Maintenance and Operating Expenses
Printing and Publication Expenses	330
Representation Expenses	1,585
Transportation and Delivery Expenses	546
Membership Dues and Contributions to Organizations	1,100

Total Maintenance and Other Operating Expenses	428,937

Total Current Operating Expenditures	1,067,997

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	40,000
Machinery and Equipment Outlay	50,559

Total Capital Outlays	90,559

TOTAL NEW APPROPRIATIONS	1,158,556

J.5. ILOILO STATE UNIVERSITY OF FISHERIES SCIENCE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	601,076,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	96,625,000	₱	9,599,000	₱		₱	106,224,000
Support to Operations		6,194,000		1,121,000				7,315,000
Operations		286,383,000		179,154,000				465,537,000

HIGHER EDUCATION PROGRAM		283,493,000		175,829,000				459,322,000
RESEARCH PROGRAM		2,230,000		1,937,000				4,167,000
TECHNICAL ADVISORY EXTENSION PROGRAM		660,000		1,388,000				2,048,000

Total, Regular Programs		389,202,000		189,874,000				579,076,000

B. PROJECT(S)
Locally-Funded Project(s)				20,000,000		2,000,000		22,000,000

Total, Project(s)				20,000,000		2,000,000		22,000,000

TOTAL NEW APPROPRIATIONS	₱	389,202,000	₱	191,874,000	₱	20,000,000	₱	601,076,000

696	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	73,127,000	₱	9,599,000	₱		₱	82,726,000
Administration of Personnel Benefits		23,498,000						23,498,000

Sub-total, General Administration and Support		96,625,000		9,599,000				106,224,000

Support to Operations
Auxiliary Services		6,194,000		1,121,000				7,315,000

Sub-total, Support to Operations		6,194,000		1,121,000				7,315,000

Operations
HIGHER EDUCATION PROGRAM		283,493,000		175,829,000				459,322,000

Provision of Higher Education Services		283,493,000		38,182,000				321,675,000
Free Higher Education				137,647,000				137,647,000
RESEARCH PROGRAM		2,230,000		1,937,000				4,167,000

Conduct of Research Services		2,230,000		1,937,000				4,167,000
TECHNICAL ADVISORY EXTENSION PROGRAM		660,000		1,388,000				2,048,000

Provision of Extension Services		660,000		1,388,000				2,048,000

Sub-total, Operations		286,383,000		179,154,000				465,537,000

Total, Regular Programs		389,202,000		189,874,000				579,076,000

PROJECT(S)
Locally-Funded Project(s)
Futures Thinking Research Program				2,000,000				2,000,000
Expansion of College of Information and Communications Technology Building, Dingle Campus						8,000,000		8,000,000
Completion of Academic Building, Main Campus						12,000,000		12,000,000

Sub-total, Locally-Funded Project(s)				2,000,000		20,000,000		22,000,000

Total, Project(s)				2,000,000		20,000,000		22,000,000

TOTAL NEW APPROPRIATIONS	₱	389,202,000	₱	191,874,000	₱	20,000,000	₱	601,076,000

JANUARY 5, 2026	OFFICIAL GAZETTE	697
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	282,401

Total Permanent Positions	282,401

Other Compensation Common to All
Personnel Economic Relief Allowance	12,288
Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	3,584
Honoraria	451
Mid-Year Bonus - Civilian	23,533
Year End Bonus	23,533
Cash Gift	2,560
Productivity Enhancement Incentive	2,560
Step Increment	705

Total Other Compensation Common to All	69,598

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,173
Night Shift Differential Pay	538
Lump-sum for Filling of Positions - Civilian	20,757

Total Other Compensation for Specific Groups	22,468

Other Benefits
PAG-IBIG Contributions	1,229
PhilHealth Contributions	6,974
Employees Compensation Insurance Premiums	614
Loyalty Award - Civilian	365
Terminal Leave	2,741

Total Other Benefits	11,923

Non-Permanent Positions	2,812

Total Personnel Services	389,202

698	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Maintenance and Other Operating Expenses
Travelling Expenses	2,386
Training and Scholarship Expenses	3,241
Supplies and Materials Expenses	14,385
Utility Expenses	10,947
Communication Expenses	2,962
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	126
Professional Services	496
General Services	4,254
Repairs and Maintenance	6,709
Financial Assistance/Subsidy	137,647
Taxes, Insurance Premiums and Other Fees	2,982
Other Maintenance and Operating Expenses
Advertising Expenses	35
Printing and Publication Expenses	100
Representation Expenses	2,333
Transportation and Delivery Expenses	91
Membership Dues and Contributions to Organizations	638
Subscription Expenses	542

Total Maintenance and Other Operating Expenses	191,874

Total Current Operating Expenditures	581,076

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	20,000

Total Capital Outlays	20,000

TOTAL NEW APPROPRIATIONS	601,076

J.6. NORTHERN ILOILO STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	827,477,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	78,040,000	₱	11,348,000	₱	₱	89,388,000
Support to Operations		6,261,000		2,025,000			8,286,000
Operations		423,972,000		273,831,000			697,803,000

HIGHER EDUCATION PROGRAM		422,705,000		270,439,000			693,144,000

JANUARY 5, 2026	OFFICIAL GAZETTE	699
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM		300,000		437,000				737,000
RESEARCH PROGRAM		967,000		678,000				1,645,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,277,000				2,277,000

Total, Regular Programs		508,273,000		287,204,000				795,477,000

B. PROJECT(S)
Locally-Funded Project(s)						32,000,000		32,000,000

Total, Project(s)						32,000,000		32,000,000

TOTAL NEW APPROPRIATIONS	₱	508,273,000	₱	287,204,000	₱	32,000,000	₱	827,477,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	49,919,000	₱	11,348,000	₱	₱	61,267,000
Administration of Personnel Benefits		28,121,000					28,121,000

Sub-total, General Administration and Support		78,040,000		11,348,000			89,388,000

Support to Operations
Auxiliary Services		6,261,000		2,025,000			8,286,000

Sub-total, Support to Operations		6,261,000		2,025,000			8,286,000

Operations
HIGHER EDUCATION PROGRAM		422,705,000		270,439,000			693,144,000

Provision of Higher Education Services		422,705,000		35,351,000			458,056,000
Free Higher Education				235,088,000			235,088,000
ADVANCED EDUCATION PROGRAM		300,000		437,000			737,000

Provision of Advanced Education Services		300,000		437,000			737,000
RESEARCH PROGRAM		967,000		678,000			1,645,000

Conduct of Research Services		967,000		678,000			1,645,000

700	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

TECHNICAL ADVISORY EXTENSION PROGRAM				2,277,000				2,277,000

Provision of Extension Services				2,277,000				2,277,000

Sub-total, Operations		423,972,000		273,831,000				697,803,000

Total, Regular Programs		508,273,000		287,204,000				795,477,000

PROJECT(S)
Locally-Funded Project(s)
Rehabilitation of L Building, Sara Campus						8,000,000		8,000,000
Construction of Three-Storey General Academic Building, Main Campus						24,000,000		24,000,000

Sub-total, Locally-Funded Project(s)						32,000,000		32,000,000

Total, Project(s)						32,000,000		32,000,000

TOTAL NEW APPROPRIATIONS	₱	508,273,000	₱	287,204,000	₱	32,000,000	₱	827,477,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	371,008

Total Permanent Positions	371,008

Other Compensation Common to All
Personnel Economic Relief Allowance	15,624
Representation Allowance	72
Transportation Allowance	72
Clothing and Uniform Allowance	4,557
Honoraria	300
Mid-Year Bonus - Civilian	30,917
Year End Bonus	30,917
Cash Gift	3,255
Per Diems	202
Productivity Enhancement Incentive	3,255
Step Increment	928

Total Other Compensation Common to All	90,099

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,116

JANUARY 5, 2026	OFFICIAL GAZETTE	701
STATE UNIVERSITIES AND COLLEGES

Night Shift Differential Pay	733
Lump-sum for Filling of Positions - Civilian	26,709
Anniversary Bonus - Civilian	1,878

Total Other Compensation for Specific Groups	30,436

Other Benefits
PAG-IBIG Contributions	1,563
PhilHealth Contributions	9,154
Employees Compensation Insurance Premiums	781
Loyalty Award - Civilian	450
Terminal Leave	1,412

Total Other Benefits	13,360

Non-Permanent Positions	3,370

Total Personnel Services	508,273

Maintenance and Other Operating Expenses
Travelling Expenses	7,589
Training and Scholarship Expenses	3,577
Supplies and Materials Expenses	12,092
Utility Expenses	10,850
Communication Expenses	1,009
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	1,485
General Services	2,735
Repairs and Maintenance	6,283
Financial Assistance/Subsidy	235,088
Taxes, Insurance Premiums and Other Fees	2,240
Labor and Wages	400
Other Maintenance and Operating Expenses
Printing and Publication Expenses	200
Representation Expenses	3,350
Membership Dues and Contributions to Organizations	170

Total Maintenance and Other Operating Expenses	287,204

Total Current Operating Expenditures	795,477

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	32,000

Total Capital Outlays	32,000

TOTAL NEW APPROPRIATIONS	827,477

J.7. UNIVERSITY OF ANTIQUE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	801,454,000

702	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	102,935,000	₱	10,753,000	₱		₱	113,688,000
Support to Operations		4,404,000		3,709,000				8,113,000
Operations		275,805,000		348,848,000		5,000,000		629,653,000

HIGHER EDUCATION PROGRAM		275,270,000		345,468,000		5,000,000		625,738,000
ADVANCED EDUCATION PROGRAM				385,000				385,000
RESEARCH PROGRAM		535,000		2,586,000				3,121,000
TECHNICAL ADVISORY EXTENSION PROGRAM				409,000				409,000

Total, Regular Programs		383,144,000		363,310,000		5,000,000		751,454,000

B. PROJECT(S)
Locally-Funded Project(s)				2,000,000		48,000,000		50,000,000

Total, Project(s)				2,000,000		48,000,000		50,000,000

TOTAL NEW APPROPRIATIONS	₱	383,144,000	₱	365,310,000	₱	53,000,000	₱	801,454,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	61,285,000	₱	10,753,000	₱	₱	72,038,000
Administration of Personnel Benefits		41,650,000					41,650,000

Sub-total, General Administration and Support		102,935,000		10,753,000			113,688,000

Support to Operations
Auxiliary Services		4,404,000		3,709,000			8,113,000

Sub-total, Support to Operations		4,404,000		3,709,000			8,113,000

JANUARY 5, 2026	OFFICIAL GAZETTE	703
STATE UNIVERSITIES AND COLLEGES

Operations
HIGHER EDUCATION PROGRAM		275,270,000		345,468,000		5,000,000		625,738,000

Provision of Higher Education Services		275,270,000		45,341,000		5,000,000		325,611,000
Free Higher Education				300,127,000				300,127,000
ADVANCED EDUCATION PROGRAM				385,000				385,000

Provision of Advanced Education Services				385,000				385,000
RESEARCH PROGRAM		535,000		2,586,000				3,121,000

Conduct of Research Services		535,000		2,586,000				3,121,000
TECHNICAL ADVISORY EXTENSION PROGRAM				409,000				409,000

Provision of Extension Services				409,000				409,000

Sub-total, Operations		275,805,000		348,848,000		5,000,000		629,653,000

Total, Regular Programs		383,144,000		363,310,000		5,000,000		751,454,000

PROJECT(S)
Locally-Funded Project(s)
Futures Thinking Research Program				2,000,000				2,000,000
Establishment of Renewable and Alternative Power System, Main Campus						8,000,000		8,000,000
Construction/Completion of Classroom Buildings, Sibalom Campus						20,000,000		20,000,000
Construction/Completion of Classroom Buildings, Libertad Campus						20,000,000		20,000,000

Sub-total, Locally-Funded Project(s)				2,000,000		48,000,000		50,000,000

Total, Project(s)				2,000,000		48,000,000		50,000,000

TOTAL NEW APPROPRIATIONS	₱	383,144,000	₱	365,310,000	₱	53,000,000	₱	801,454,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions

704	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Basic Salary	262,179

Total Permanent Positions	262,179

Other Compensation Common to All
Personnel Economic Relief Allowance	12,408
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	3,619
Honoraria	280
Mid-Year Bonus - Civilian	21,848
Year End Bonus	21,848
Cash Gift	2,585
Productivity Enhancement Incentive	2,585
Step Increment	655

Total Other Compensation Common to All	66,392

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,052
Lump-sum for Filling of Positions - Civilian	40,841

Total Other Compensation for Specific Groups	41,893

Other Benefits
PAG-IBIG Contributions	1,240
PhilHealth Contributions	6,391
Employees Compensation Insurance Premiums	620
Loyalty Award - Civilian	275
Terminal Leave	809

Total Other Benefits	9,335

Non-Permanent Positions	3,345

Total Personnel Services	383,144

Maintenance and Other Operating Expenses
Travelling Expenses	2,947
Training and Scholarship Expenses	1,240
Supplies and Materials Expenses	6,582
Utility Expenses	30,478
Communication Expenses	2,848
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	3,421
General Services	5,854
Repairs and Maintenance	7,601
Financial Assistance/Subsidy	300,127
Taxes, Insurance Premiums and Other Fees	764

JANUARY 5, 2026	OFFICIAL GAZETTE	705
STATE UNIVERSITIES AND COLLEGES

Labor and Wages	181
Other Maintenance and Operating Expenses
Printing and Publication Expenses	230
Representation Expenses	388
Transportation and Delivery Expenses	387
Subscription Expenses	130

Total Maintenance and Other Operating Expenses	365,310

Total Current Operating Expenditures	748,454

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	40,000
Infrastructure Outlay	8,000
Machinery and Equipment Outlay	5,000

Total Capital Outlays	53,000

TOTAL NEW APPROPRIATIONS	801,454

J.8. WEST VISAYAS STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), and the operations of the West Visayas State University Medical Center, as indicated hereunder	₱	2,335,451,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	208,042,000	₱	22,282,000	₱		₱	230,324,000
Support to Operations		17,527,000		1,551,000				19,078,000
Operations		1,525,265,000		509,654,000		36,130,000		2,071,049,000

HIGHER EDUCATION PROGRAM		804,059,000		352,149,000				1,156,208,000
ADVANCED EDUCATION PROGRAM		500,000		4,599,000				5,099,000
RESEARCH PROGRAM		3,844,000		24,280,000		36,130,000		64,254,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,658,000		11,660,000				13,318,000
HOSPITAL SERVICES PROGRAM		715,204,000		116,966,000				832,170,000

Total, Regular Programs		1,750,834,000		533,487,000		36,130,000		2,320,451,000

706	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

B. PROJECT(S)
Locally-Funded Project(s)						15,000,000		15,000,000

Total, Project(s)						15,000,000		15,000,000

TOTAL NEW APPROPRIATIONS	₱	1,750,834,000	₱	533,487,000	₱	51,130,000	₱	2,335,451,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	78,596,000	₱	22,282,000	₱		₱	100,878,000
Administration of Personnel Benefits		129,446,000						129,446,000

Sub-total, General Administration and Support		208,042,000		22,282,000				230,324,000

Support to Operations
Auxiliary Services		17,527,000		1,551,000				19,078,000

Sub-total, Support to Operations		17,527,000		1,551,000				19,078,000

Operations
HIGHER EDUCATION PROGRAM		804,059,000		352,149,000				1,156,208,000

Provision of Higher Education Services		804,059,000		133,640,000				937,699,000
Free Higher Education				218,509,000				218,509,000
ADVANCED EDUCATION PROGRAM		500,000		4,599,000				5,099,000

Provision of Advanced Education Services		500,000		4,599,000				5,099,000
RESEARCH PROGRAM		3,844,000		24,280,000		36,130,000		64,254,000

Conduct of Research Services		3,844,000		24,280,000		36,130,000		64,254,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,658,000		11,660,000				13,318,000

Provision of Extension Services		1,658,000		11,660,000				13,318,000
HOSPITAL SERVICES PROGRAM		715,204,000		116,966,000				832,170,000

Provision of Medical Services		715,204,000		116,966,000				832,170,000

JANUARY 5, 2026	OFFICIAL GAZETTE	707
STATE UNIVERSITIES AND COLLEGES

Sub-total, Operations		1,525,265,000		509,654,000		36,130,000		2,071,049,000

Total, Regular Programs		1,750,834,000		533,487,000		36,130,000		2,320,451,000

PROJECT(S)
Locally-Funded Project(s)
Rehabilitation of Ramon Magsaysay Hall (Academic
Building), College of Physical Education Sports Culture and Recreation (PESCAR)						15,000,000		15,000,000

Sub-total, Locally-Funded Project(s)						15,000,000		15,000,000

Total, Project(s)						15,000,000		15,000,000

TOTAL NEW APPROPRIATIONS	₱	1,750,834,000	₱	533,487,000	₱	51,130,000	₱	2,335,451,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,181,954

Total Permanent Positions	1,181,954

Other Compensation Common to All
Personnel Economic Relief Allowance	47,436
Representation Allowance	798
Transportation Allowance	798
Clothing and Uniform Allowance	13,895
Honoraria	4,050
Mid-Year Bonus - Civilian	98,496
Year End Bonus	98,496
Cash Gift	9,925
Productivity Enhancement Incentive	9,925
Step Increment	2,956

Total Other Compensation Common to All	286,775

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	70,446
Night Shift Differential Pay	36,272
Lump-sum for Filling of Positions - Civilian	122,311

Total Other Compensation for Specific Groups	229,029

708	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Other Benefits
PAG-IBIG Contributions	4,764
PhilHealth Contributions	28,751
Employees Compensation Insurance Premiums	2,381
Loyalty Award - Civilian	1,400
Terminal Leave	7,135

Total Other Benefits	44,431

Non-Permanent Positions	8,645

Total Personnel Services	1,750,834

Maintenance and Other Operating Expenses
Travelling Expenses	23,661
Training and Scholarship Expenses	15,647
Supplies and Materials Expenses	132,109
Utility Expenses	58,598
Communication Expenses	8,817
Awards/Rewards and Prizes	696
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	8,645
General Services	37,851
Repairs and Maintenance	6,902
Financial Assistance/Subsidy	218,509
Taxes, Insurance Premiums and Other Fees	6,808
Other Maintenance and Operating Expenses
Printing and Publication Expenses	3,226
Representation Expenses	2,168
Transportation and Delivery Expenses	368
Rent/Lease Expenses	10
Membership Dues and Contributions to Organizations	183
Subscription Expenses	9,091

Total Maintenance and Other Operating Expenses	533,487

Total Current Operating Expenditures	2,284,321

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	15,000
Machinery and Equipment Outlay	34,430
Furniture, Fixtures and Books Outlay	1,700

Total Capital Outlays	51,130

TOTAL NEW APPROPRIATIONS	2,335,451

JANUARY 5, 2026	OFFICIAL GAZETTE	709
STATE UNIVERSITIES AND COLLEGES

K. NEGROS ISLAND REGION (NIR)

K.1. CARLOS HILADO MEMORIAL STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	789,331,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	93,617,000	₱	13,221,000	₱	1,950,000	₱	108,788,000
Support to Operations		6,443,000		5,070,000				11,513,000
Operations		360,288,000		245,939,000		8,000,000		614,227,000

HIGHER EDUCATION PROGRAM		360,288,000		236,054,000		5,950,000		602,292,000
ADVANCED EDUCATION PROGRAM				350,000				350,000
RESEARCH PROGRAM				8,369,000		2,050,000		10,419,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,166,000				1,166,000

Total, Regular Programs		460,348,000		264,230,000		9,950,000		734,528,000

B. PROJECT(S)
Locally-Funded Project(s)						54,803,000		54,803,000

Total, Project(s)						54,803,000		54,803,000

TOTAL NEW APPROPRIATIONS	₱	460,348,000	₱	264,230,000	₱	64,753,000	₱	789,331,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	60,963,000	₱	13,221,000	₱	1,950,000	₱	76,134,000
Administration of Personnel Benefits		32,654,000						32,654,000

Sub-total, General Administration and Support		93,617,000		13,221,000		1,950,000		108,788,000

710	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Support to Operations
Auxiliary Services		6,443,000		5,070,000				11,513,000

Sub-total, Support to Operations		6,443,000		5,070,000				11,513,000

Operations
HIGHER EDUCATION PROGRAM		360,288,000		236,054,000		5,950,000		602,292,000

Provision of Higher Education Services		360,288,000		57,310,000		5,950,000		423,548,000
Free Higher Education				178,744,000				178,744,000
ADVANCED EDUCATION PROGRAM				350,000				350,000

Provision of Advanced Education Services				350,000				350,000
RESEARCH PROGRAM				8,369,000		2,050,000		10,419,000

Conduct of Research Services				8,369,000		2,050,000		10,419,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,166,000				1,166,000

Provision of Extension Services				1,166,000				1,166,000

Sub-total, Operations		360,288,000		245,939,000		8,000,000		614,227,000

Total, Regular Programs		460,348,000		264,230,000		9,950,000		734,528,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Academic Building						54,803,000		54,803,000

Sub-total, Locally-Funded Project(s)						54,803,000		54,803,000

Total, Project(s)						54,803,000		54,803,000

TOTAL NEW APPROPRIATIONS	₱	460,348,000	₱	264,230,000	₱	64,753,000	₱	789,331,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	307,929

Total Permanent Positions	307,929

JANUARY 5, 2026	OFFICIAL GAZETTE	711
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	12,672
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	3,696
Honoraria	32,317
Mid-Year Bonus - Civilian	25,661
Year End Bonus	25,661
Cash Gift	2,640
Productivity Enhancement Incentive	2,640
Step Increment	770

Total Other Compensation Common to All	106,621

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	487
Lump-sum for Filling of Positions - Civilian	27,605

Total Other Compensation for Specific Groups	28,092

Other Benefits
PAG-IBIG Contributions	1,268
PhilHealth Contributions	7,572
Employees Compensation Insurance Premiums	634
Loyalty Award - Civilian	365
Terminal Leave	5,049

Total Other Benefits	14,888

Non-Permanent Positions	2,818

Total Personnel Services	460,348

Maintenance and Other Operating Expenses
Travelling Expenses	5,253
Training and Scholarship Expenses	4,850
Supplies and Materials Expenses	18,673
Utility Expenses	17,173
Communication Expenses	678
Awards/Rewards and Prizes	365
Survey, Research, Exploration and Development Expenses	1,500
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	522
General Services	6,367
Repairs and Maintenance	21,929
Financial Assistance/Subsidy	178,744
Taxes, Insurance Premiums and Other Fees	4,288
Other Maintenance and Operating Expenses
Advertising Expenses	67
Printing and Publication Expenses	390

712	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Representation Expenses	1,727
Transportation and Delivery Expenses	106
Membership Dues and Contributions to Organizations	124
Subscription Expenses	1,324

Total Maintenance and Other Operating Expenses	264,230

Total Current Operating Expenditures	724,578

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	54,803
Machinery and Equipment Outlay	2,050
Transportation Equipment Outlay	5,950
Furniture, Fixtures and Books Outlay	1,950

Total Capital Outlays	64,753

TOTAL NEW APPROPRIATIONS	789,331

K.2. CENTRAL PHILIPPINES STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	632,252,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	75,333,000	₱	15,739,000	₱		₱	91,072,000
Support to Operations		4,172,000		16,254,000				20,426,000
Operations		178,142,000		304,612,000				482,754,000

HIGHER EDUCATION PROGRAM		178,142,000		298,834,000				476,976,000
RESEARCH PROGRAM				3,514,000				3,514,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,264,000				2,264,000

Total, Regular Programs		257,647,000		336,605,000				594,252,000

B. PROJECT(S)
Locally-Funded Project(s)						38,000,000		38,000,000

Total, Project(s)						38,000,000		38,000,000

TOTAL NEW APPROPRIATIONS	₱	257,647,000	₱	336,605,000	₱	38,000,000	₱	632,252,000

JANUARY 5, 2026	OFFICIAL GAZETTE	713
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	66,115,000	₱	15,739,000		₱	₱	81,854,000
Administration of Personnel Benefits		9,218,000						9,218,000

Sub-total, General Administration and Support		75,333,000		15,739,000				91,072,000

Support to Operations
Auxiliary Services		4,172,000		16,254,000				20,426,000

Sub-total, Support to Operations		4,172,000		16,254,000				20,426,000

Operations
HIGHER EDUCATION PROGRAM		178,142,000		298,834,000				476,976,000

Provision of Higher Education Services		178,142,000		22,503,000				200,645,000
Free Higher Education				276,331,000				276,331,000
RESEARCH PROGRAM				3,514,000				3,514,000

Conduct of Research Services				3,514,000				3,514,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,264,000				2,264,000

Provision of Extension Services				2,264,000				2,264,000

Sub-total, Operations		178,142,000		304,612,000				482,754,000

Total, Regular Programs		257,647,000		336,605,000				594,252,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Agribusiness Program Facility
Phase I, Main Campus						38,000,000		38,000,000

Sub-total, Locally-Funded Project(s)						38,000,000		38,000,000

Total, Project(s)						38,000,000		38,000,000

TOTAL NEW APPROPRIATIONS	₱	257,647,000	₱	336,605,000	₱	38,000,000	₱	632,252,000

714	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	189,823

Total Permanent Positions	189,823

Other Compensation Common to All
Personnel Economic Relief Allowance	8,568
Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	2,499
Honoraria	271
Mid-Year Bonus - Civilian	15,818
Year End Bonus	15,818
Cash Gift	1,785
Productivity Enhancement Incentive	1,785
Step Increment	474

Total Other Compensation Common to All	47,402

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	225
Lump-sum for Filling of Positions - Civilian	8,426
Anniversary Bonus - Civilian	1,044

Total Other Compensation for Specific Groups	9,695

Other Benefits
PAG-IBIG Contributions	857
PhilHealth Contributions	4,629
Employees Compensation Insurance Premiums	429
Loyalty Award - Civilian	195
Terminal Leave	792

Total Other Benefits	6,902

Non-Permanent Positions	3,825

Total Personnel Services	257,647

Maintenance and Other Operating Expenses
Travelling Expenses	3,533
Training and Scholarship Expenses	7,929

JANUARY 5, 2026	OFFICIAL GAZETTE	715
STATE UNIVERSITIES AND COLLEGES

Supplies and Materials Expenses	18,922
Utility Expenses	7,618
Communication Expenses	4,270
Awards/Rewards and Prizes	250
Survey, Research, Exploration and Development Expenses	1,228
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	502
General Services	2,102
Repairs and Maintenance	3,592
Financial Assistance/Subsidy	276,331
Taxes, Insurance Premiums and Other Fees	331
Labor and Wages	6,657
Other Maintenance and Operating Expenses
Printing and Publication Expenses	170
Representation Expenses	1,901
Transportation and Delivery Expenses	60
Membership Dues and Contributions to Organizations	142
Subscription Expenses	869

Total Maintenance and Other Operating Expenses	336,605

Total Current Operating Expenditures	594,252

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	38,000

Total Capital Outlays	38,000

TOTAL NEW APPROPRIATIONS	632,252

K.3. NEGROS ORIENTAL STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,177,643,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	326,267,000	₱	16,667,000	₱	8,900,000	₱	351,834,000
Support to Operations		4,724,000		4,046,000				8,770,000
Operations		326,221,000		435,258,000		10,560,000		772,039,000

HIGHER EDUCATION PROGRAM		323,122,000		432,015,000		10,560,000		765,697,000

716	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

ADVANCED EDUCATION PROGRAM		2,108,000		401,000				2,509,000
RESEARCH PROGRAM		991,000		1,862,000				2,853,000
TECHNICAL ADVISORY EXTENSION PROGRAM				980,000				980,000

Total, Regular Programs		657,212,000		455,971,000		19,460,000		1,132,643,000

B. PROJECT(S)
Locally-Funded Project(s)						45,000,000		45,000,000

Total, Project(s)						45,000,000		45,000,000

TOTAL NEW APPROPRIATIONS	₱	657,212,000	₱	455,971,000	₱	64,460,000	₱	1,177,643,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	192,814,000	₱	16,667,000	₱	8,900,000	₱	218,381,000
Administration of Personnel Benefits		133,453,000						133,453,000

Sub-total, General Administration and Support		326,267,000		16,667,000		8,900,000		351,834,000

Support to Operations
Auxiliary Services		4,724,000		4,046,000				8,770,000

Sub-total, Support to Operations		4,724,000		4,046,000				8,770,000

Operations
HIGHER EDUCATION PROGRAM		323,122,000		432,015,000		10,560,000		765,697,000

Provision of Higher Education Services		323,122,000		75,521,000		10,560,000		409,203,000
Free Higher Education				356,494,000				356,494,000
ADVANCED EDUCATION PROGRAM		2,108,000		401,000				2,509,000

Provision of Advanced Education Services		2,108,000		401,000				2,509,000
RESEARCH PROGRAM		991,000		1,862,000				2,853,000

Conduct of Research Services		991,000		1,862,000				2,853,000

JANUARY 5, 2026	OFFICIAL GAZETTE	717
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM				980,000				980,000

Provision of Extension Services				980,000				980,000

Sub-total, Operations		326,221,000		435,258,000		10,560,000		772,039,000

Total, Regular Programs		657,212,000		455,971,000		19,460,000		1,132,643,000

PROJECT(S)
Locally-Funded Project(s)
Expansion of Sixty-Classroom Academic Building						45,000,000		45,000,000

Sub-total, Locally-Funded Project(s)						45,000,000		45,000,000

Total, Project(s)						45,000,000		45,000,000

TOTAL NEW APPROPRIATIONS	₱	657,212,000	₱	455,971,000	₱	64,460,000	₱	1,177,643,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	302,844

Total Permanent Positions	302,844

Other Compensation Common to All
Personnel Economic Relief Allowance	13,392
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	3,906
Honoraria	32,023
Mid-Year Bonus - Civilian	25,237
Year End Bonus	25,237
Cash Gift	2,790
Productivity Enhancement Incentive	2,790
Step Increment	757

Total Other Compensation Common to All	106,552

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,191
Lump-sum for Filling of Positions - Civilian	130,775

Total Other Compensation for Specific Groups	131,966

718	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Other Benefits
PAG-IBIG Contributions	1,338
PhilHealth Contributions	7,383
Employees Compensation Insurance Premiums	669
Loyalty Award - Civilian	180
Terminal Leave	2,678

Total Other Benefits	12,248

Non-Permanent Positions	103,602

Total Personnel Services	657,212

Maintenance and Other Operating Expenses
Travelling Expenses	13,551
Training and Scholarship Expenses	4,064
Supplies and Materials Expenses	14,232
Utility Expenses	24,776
Communication Expenses	1,387
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	5,869
General Services	29,020
Repairs and Maintenance	1,500
Financial Assistance/Subsidy	356,494
Taxes, Insurance Premiums and Other Fees	1,467
Other Maintenance and Operating Expenses
Printing and Publication Expenses	245
Representation Expenses	1,066
Transportation and Delivery Expenses	1,026
Membership Dues and Contributions to Organizations	124

Total Maintenance and Other Operating Expenses	455,971

Total Current Operating Expenditures	1,113,183

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	45,000
Machinery and Equipment Outlay	7,840
Transportation Equipment Outlay	11,220
Furniture, Fixtures and Books Outlay	400

Total Capital Outlays	64,460

TOTAL NEW APPROPRIATIONS	1,177,643

K.4. SIQUIJOR STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	203,278,000

JANUARY 5, 2026	OFFICIAL GAZETTE	719
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	46,272,000	₱	7,421,000	₱		₱	53,693,000
Operations		71,607,000		54,978,000				126,585,000

HIGHER EDUCATION PROGRAM		66,522,000		54,639,000				121,161,000
RESEARCH PROGRAM		5,085,000		339,000				5,424,000

Total, Regular Programs		117,879,000		62,399,000				180,278,000

B. PROJECT(S)
Locally-Funded Project(s)						23,000,000		23,000,000

Total, Project(s)						23,000,000		23,000,000

TOTAL NEW APPROPRIATIONS	₱	117,879,000	₱	62,399,000	₱	23,000,000	₱	203,278,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	32,698,000	₱	7,421,000	₱	₱	40,119,000
Administration of Personnel Benefits		13,574,000					13,574,000

Sub-total, General Administration and Support		46,272,000		7,421,000			53,693,000

Operations
HIGHER EDUCATION PROGRAM		66,522,000		54,639,000			121,161,000

Provision of Higher Education Services		66,522,000		7,738,000			74,260,000
Free Higher Education				46,901,000			46,901,000

720	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

RESEARCH PROGRAM		5,085,000		339,000				5,424,000

Conduct of Research Services		5,085,000		339,000				5,424,000

Sub-total, Operations		71,607,000		54,978,000				126,585,000

Total, Regular Programs		117,879,000		62,399,000				180,278,000

PROJECT(S)
Locally-Funded Project(s)
Expansion of Engineering Learning Space						23,000,000		23,000,000

Sub-total, Locally-Funded Project(s)						23,000,000		23,000,000

Total, Project(s)						23,000,000		23,000,000

TOTAL NEW APPROPRIATIONS	₱	117,879,000	₱	62,399,000	₱	23,000,000	₱	203,278,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	76,930

Total Permanent Positions	76,930

Other Compensation Common to All
Personnel Economic Relief Allowance	2,784
Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	812
Honoraria	277
Mid-Year Bonus - Civilian	6,411
Year End Bonus	6,411
Cash Gift	580
Productivity Enhancement Incentive	580
Step Increment	192

Total Other Compensation Common to All	18,431

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	157
Lump-sum for Filling of Positions - Civilian	13,574

Total Other Compensation for Specific Groups	13,731

JANUARY 5, 2026	OFFICIAL GAZETTE	721
STATE UNIVERSITIES AND COLLEGES

Other Benefits
PAG-IBIG Contributions	279
PhilHealth Contributions	1,792
Employees Compensation Insurance Premiums	140
Loyalty Award - Civilian	55

Total Other Benefits	2,266

Non-Permanent Positions	6,521

Total Personnel Services	117,879

Maintenance and Other Operating Expenses
Travelling Expenses	2,838
Training and Scholarship Expenses	1,814
Supplies and Materials Expenses	1,651
Utility Expenses	2,438
Communication Expenses	1,387
Awards/Rewards and Prizes	150
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	135
Professional Services	1,213
General Services	20
Repairs and Maintenance	190
Financial Assistance/Subsidy	46,911
Taxes, Insurance Premiums and Other Fees	1,595
Labor and Wages	1,118
Other Maintenance and Operating Expenses
Representation Expenses	744
Transportation and Delivery Expenses	20
Membership Dues and Contributions to Organizations	100
Subscription Expenses	25
Other Maintenance and Operating Expenses	50

Total Maintenance and Other Operating Expenses	62,399

Total Current Operating Expenditures	180,278

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	23,000

Total Capital Outlays	23,000

TOTAL NEW APPROPRIATIONS	203,278

K.5. STATE UNIVERSITY OF NORTHERN NEGROS

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱365,665,000

722	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	64,639,000	₱	10,709,000	₱		₱	75,348,000
Support to Operations		2,540,000		1,610,000				4,150,000
Operations		120,584,000		127,583,000				248,167,000

HIGHER EDUCATION PROGRAM		119,454,000		125,229,000				244,683,000
ADVANCED EDUCATION PROGRAM				627,000				627,000
RESEARCH PROGRAM		1,130,000		1,371,000				2,501,000
TECHNICAL ADVISORY EXTENSION PROGRAM				356,000				356,000

Total, Regular Programs		187,763,000		139,902,000				327,665,000

B. PROJECT(S)
Locally-Funded Project(s)						38,000,000		38,000,000

Total, Project(s)						38,000,000		38,000,000

TOTAL NEW APPROPRIATIONS	₱	187,763,000	₱	139,902,000	₱	38,000,000	₱	365,665,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	50,292,000	₱	10,709,000	₱	₱	61,001,000
Administration of Personnel Benefits		14,347,000					14,347,000

Sub-total, General Administration and Support		64,639,000		10,709,000			75,348,000

Support to Operations
Auxiliary Services		2,540,000		1,610,000			4,150,000

Sub-total, Support to Operations		2,540,000		1,610,000			4,150,000

JANUARY 5, 2026	OFFICIAL GAZETTE	723
STATE UNIVERSITIES AND COLLEGES

Operations
HIGHER EDUCATION PROGRAM		119,454,000		125,229,000				244,683,000

Provision of Higher Education Services		119,454,000		20,556,000				140,010,000
Free Higher Education				104,673,000				104,673,000
ADVANCED EDUCATION PROGRAM				627,000				627,000

Provision of Advanced Education Services				627,000				627,000
RESEARCH PROGRAM		1,130,000		1,371,000				2,501,000

Conduct of Research Services		1,130,000		1,371,000				2,501,000
TECHNICAL ADVISORY EXTENSION PROGRAM				356,000				356,000

Provision of Extension Services				356,000				356,000

Sub-total, Operations		120,584,000		127,583,000				248,167,000

Total, Regular Programs		187,763,000		139,902,000				327,665,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Nursing and Allied Health Sciences
Academic Building Phase VI, Sagay Campus						38,000,000		38,000,000

Sub-total, Locally-Funded Project(s)						38,000,000		38,000,000

Total, Project(s)						38,000,000		38,000,000

TOTAL NEW APPROPRIATIONS	₱	187,763,000	₱	139,902,000	₱	38,000,000	₱	365,665,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	133,417

Total Permanent Positions	133,417

Other Compensation Common to All
Personnel Economic Relief Allowance	5,904

724	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Representation Allowance	264
Transportation Allowance	192
Clothing and Uniform Allowance	1,722
Honoraria	838
Mid-Year Bonus - Civilian	11,119
Year End Bonus	11,119
Cash Gift	1,230
Productivity Enhancement Incentive	1,230
Step Increment	334

Total Other Compensation Common to All	33,952

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	157
Lump-sum for Filling of Positions - Civilian	14,347

Total Other Compensation for Specific Groups	14,504

Other Benefits
PAG-IBIG Contributions	591
PhilHealth Contributions	3,254
Employees Compensation Insurance Premiums	295
Loyalty Award - Civilian	100

Total Other Benefits	4,240

Non-Permanent Positions	1,650

Total Personnel Services	187,763

Maintenance and Other Operating Expenses
Travelling Expenses	4,045
Training and Scholarship Expenses	2,991
Supplies and Materials Expenses	6,527
Utility Expenses	6,306
Communication Expenses	1,310
Awards/Rewards and Prizes	50
Survey, Research, Exploration and Development Expenses	1,180
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	350
General Services	4,000
Repairs and Maintenance	7,100
Financial Assistance/Subsidy	104,673
Taxes, Insurance Premiums and Other Fees	50
Other Maintenance and Operating Expenses
Advertising Expenses	21
Printing and Publication Expenses	50
Representation Expenses	800
Membership Dues and Contributions to Organizations	300
Subscription Expenses	13

Total Maintenance and Other Operating Expenses	139,902

JANUARY 5, 2026	OFFICIAL GAZETTE	725
STATE UNIVERSITIES AND COLLEGES

Total Current Operating Expenditures	327,665

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	38,000

Total Capital Outlays	38,000

TOTAL NEW APPROPRIATIONS	365,665

726	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

L. REGION VII - CENTRAL VISAYAS

L.1. BOHOL ISLAND STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,014,342,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	191,859,000	₱	40,550,000	₱	2,011,000	₱	234,420,000
Support to Operations		8,333,000		3,623,000				11,956,000
Operations		395,462,000		317,814,000		1,690,000		714,966,000

HIGHER EDUCATION PROGRAM		394,279,000		313,772,000		1,690,000		709,741,000
ADVANCED EDUCATION PROGRAM		303,000		845,000				1,148,000
RESEARCH PROGRAM		578,000		1,918,000				2,496,000
TECHNICAL ADVISORY EXTENSION PROGRAM		302,000		1,279,000				1,581,000

Total, Regular Programs		595,654,000		361,987,000		3,701,000		961,342,000

B. PROJECT(S)
Locally-Funded Project(s)						53,000,000		53,000,000

Total, Project(s)						53,000,000		53,000,000

TOTAL NEW APPROPRIATIONS	₱	595,654,000	₱	361,987,000	₱	56,701,000	₱	1,014,342,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total

REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	129,268,000	₱	40,550,000	₱	2,011,000	₱	171,829,000
Administration of Personnel Benefits		62,591,000						62,591,000

Sub-total, General Administration and Support		191,859,000		40,550,000		2,011,000		234,420,000

JANUARY 5, 2026	OFFICIAL GAZETTE	727
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		8,333,000		3,623,000				11,956,000

Sub-total, Support to Operations		8,333,000		3,623,000				11,956,000

Operations
HIGHER EDUCATION PROGRAM		394,279,000		313,772,000		1,690,000		709,741,000

Provision of Higher Education Services		394,279,000		24,688,000		1,690,000		420,657,000
Free Higher Education				289,084,000				289,084,000
ADVANCED EDUCATION PROGRAM		303,000		845,000				1,148,000

Provision of Advanced Education Services		303,000		845,000				1,148,000
RESEARCH PROGRAM		578,000		1,918,000				2,496,000

Conduct of Research Services		578,000		1,918,000				2,496,000
TECHNICAL ADVISORY EXTENSION PROGRAM		302,000		1,279,000				1,581,000

Provision of Extension Services		302,000		1,279,000				1,581,000

Sub-total, Operations		395,462,000		317,814,000		1,690,000		714,966,000

Total, Regular Programs		595,654,000		361,987,000		3,701,000		961,342,000

PROJECT(S)
Locally-Funded Project(s)
Completion of Four-Storey Students, Faculty, and Employees Dormitory Phase II, Main Campus-Dauis Extension						8,000,000		8,000,000
Construction of Six-Storey Academic Building, College of Technology, Main Campus-Dauis Extension						45,000,000		45,000,000

Sub-total, Locally-Funded Project(s)						53,000,000		53,000,000

Total, Project(s)						53,000,000		53,000,000

TOTAL NEW APPROPRIATIONS	₱	595,654,000	₱	361,987,000	₱	56,701,000	₱	1,014,342,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

728	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Permanent Positions
Basic Salary	403,032

Total Permanent Positions	403,032

Other Compensation Common to All
Personnel Economic Relief Allowance	17,976
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	5,243
Honoraria	1,954
Mid-Year Bonus - Civilian	33,587
Year End Bonus	33,587
Cash Gift	3,745
Productivity Enhancement Incentive	3,745
Step Increment	1,007

Total Other Compensation Common to All	101,264

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,259
Lump-sum for Filling of Positions - Civilian	61,178

Total Other Compensation for Specific Groups	62,437

Other Benefits
PAG-IBIG Contributions	1,797
PhilHealth Contributions	9,847
Employees Compensation Insurance Premiums	900
Loyalty Award - Civilian	380
Terminal Leave	1,413

Total Other Benefits	14,337

Non-Permanent Positions	14,584

Total Personnel Services	595,654

Maintenance and Other Operating Expenses
Travelling Expenses	9,604
Training and Scholarship Expenses	3,519
Supplies and Materials Expenses	12,180
Utility Expenses	16,257
Communication Expenses	7,842
Awards/Rewards and Prizes	150
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	4,529
General Services	12,030
Repairs and Maintenance	3,405

JANUARY 5, 2026	OFFICIAL GAZETTE	729
STATE UNIVERSITIES AND COLLEGES

Financial Assistance/Subsidy	289,084
Taxes, Insurance Premiums and Other Fees	677
Other Maintenance and Operating Expenses
Advertising Expenses	155
Printing and Publication Expenses	726
Representation Expenses	500
Transportation and Delivery Expenses	183
Rent/Lease Expenses	260
Membership Dues and Contributions to Organizations	530
Subscription Expenses	206

Total Maintenance and Other Operating Expenses	361,987

Total Current Operating Expenditures	957,641

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	53,000
Furniture, Fixtures and Books Outlay	3,701

Total Capital Outlays	56,701

TOTAL NEW APPROPRIATIONS	1,014,342

L.2. CEBU NORMAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	644,751,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	136,597,000	₱	31,125,000	₱		₱	167,722,000
Support to Operations		6,388,000		5,466,000				11,854,000
Operations		336,793,000		90,382,000		8,000,000		435,175,000

HIGHER EDUCATION PROGRAM		313,003,000		84,882,000		8,000,000		405,885,000
ADVANCED EDUCATION PROGRAM		23,790,000		809,000				24,599,000
RESEARCH PROGRAM				3,902,000				3,902,000
TECHNICAL ADVISORY EXTENSION PROGRAM				789,000				789,000

Total, Regular Programs		479,778,000		126,973,000		8,000,000		614,751,000

730	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

B. PROJECT(S)
Locally-Funded Project(s)						30,000,000		30,000,000

Total, Project(s)						30,000,000		30,000,000

TOTAL NEW APPROPRIATIONS	₱	479,778,000	₱	126,973,000	₱	38,000,000	₱	644,751,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	83,825,000	₱	31,125,000	₱		₱	114,950,000
Administration of Personnel Benefits		52,772,000						52,772,000

Sub-total, General Administration and Support		136,597,000		31,125,000				167,722,000

Support to Operations
Auxiliary Services		6,388,000		5,466,000				11,854,000

Sub-total, Support to Operations		6,388,000		5,466,000				11,854,000

Operations
HIGHER EDUCATION PROGRAM		313,003,000		84,882,000		8,000,000		405,885,000

Provision of Higher Education Services		313,003,000		19,495,000		8,000,000		340,498,000
Free Higher Education				65,387,000				65,387,000
ADVANCED EDUCATION PROGRAM		23,790,000		809,000				24,599,000

Provision of Advanced Education Services		23,790,000		809,000				24,599,000
RESEARCH PROGRAM				3,902,000				3,902,000

Conduct of Research Services				3,902,000				3,902,000
TECHNICAL ADVISORY EXTENSION PROGRAM				789,000				789,000

Provision of Extension Services				789,000				789,000

Sub-total, Operations		336,793,000		90,382,000		8,000,000		435,175,000

Total, Regular Programs		479,778,000		126,973,000		8,000,000		614,751,000

JANUARY 5, 2026	OFFICIAL GAZETTE	731
STATE UNIVERSITIES AND COLLEGES

PROJECT(S)
Locally-Funded Project(s)
Construction of Eight-Storey Academic Building, Phase II, Balamban Campus						30,000,000		30,000,000

Sub-total, Locally-Funded Project(s)						30,000,000		30,000,000

Total, Project(s)						30,000,000		30,000,000

TOTAL NEW APPROPRIATIONS	₱	479,778,000	₱	126,973,000	₱	38,000,000	₱	644,751,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	298,932

Total Permanent Positions	298,932

Other Compensation Common to All
Personnel Economic Relief Allowance	8,856
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	2,583
Honoraria	20,821
Mid-Year Bonus - Civilian	24,911
Year End Bonus	24,911
Cash Gift	1,845
Productivity Enhancement Incentive	1,845
Step Increment	747

Total Other Compensation Common to All	87,083

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	541
Lump-sum for Filling of Positions - Civilian	52,126

Total Other Compensation for Specific Groups	52,667

Other Benefits
PAG-IBIG Contributions	886
PhilHealth Contributions	6,607

732	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Employees Compensation Insurance Premiums	442
Loyalty Award - Civilian	95
Terminal Leave	646

Total Other Benefits	8,676

Non-Permanent Positions	32,420

Total Personnel Services	479,778

Maintenance and Other Operating Expenses
Travelling Expenses	1,000
Training and Scholarship Expenses	2,712
Supplies and Materials Expenses	14,597
Utility Expenses	5,863
Communication Expenses	4,263
Awards/Rewards and Prizes	4,600
Survey, Research, Exploration and Development Expenses	4,691
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	4,649
General Services	8,100
Repairs and Maintenance	3,990
Financial Assistance/Subsidy	65,387
Taxes, Insurance Premiums and Other Fees	2,000
Labor and Wages	345
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	402
Representation Expenses	1,212
Transportation and Delivery Expenses	1,212
Membership Dues and Contributions to Organizations	200
Subscription Expenses	1,000
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	126,973

Total Current Operating Expenditures	606,751

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	30,000
Machinery and Equipment Outlay	8,000

Total Capital Outlays	38,000

TOTAL NEW APPROPRIATIONS	644,751

L.3. CEBU TECHNOLOGICAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	2,944,990,000

JANUARY 5, 2026	OFFICIAL GAZETTE	733
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	322,991,000	₱	106,015,000	₱	64,000,000	₱	493,006,000
Support to Operations		24,723,000		31,112,000				55,835,000
Operations		858,464,000		1,379,685,000				2,238,149,000

HIGHER EDUCATION PROGRAM		839,928,000		1,280,509,000				2,120,437,000
ADVANCED EDUCATION PROGRAM		15,794,000		12,513,000				28,307,000
RESEARCH PROGRAM		1,738,000		55,376,000				57,114,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,004,000		31,287,000				32,291,000

Total, Regular Programs		1,206,178,000		1,516,812,000		64,000,000		2,786,990,000

B. PROJECT(S)
Locally-Funded Project(s)						158,000,000		158,000,000

Total, Project(s)						158,000,000		158,000,000

TOTAL NEW APPROPRIATIONS	₱	1,206,178,000	₱	1,516,812,000	₱	222,000,000	₱	2,944,990,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	193,183,000	₱	106,015,000	₱	64,000,000	₱	363,198,000
Administration of Personnel Benefits		129,808,000						129,808,000

Sub-total, General Administration and Support		322,991,000		106,015,000		64,000,000		493,006,000

Support to Operations
Auxiliary Services		24,723,000		31,112,000				55,835,000

Sub-total, Support to Operations		24,723,000		31,112,000				55,835,000

734	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Operations
HIGHER EDUCATION PROGRAM		839,928,000		1,280,509,000				2,120,437,000

Provision of Higher Education Services		839,928,000		82,250,000				922,178,000
Free Higher Education				1,198,259,000				1,198,259,000
ADVANCED EDUCATION PROGRAM		15,794,000		12,513,000				28,307,000

Provision of Advanced Education Services		15,794,000		12,513,000				28,307,000
RESEARCH PROGRAM		1,738,000		55,376,000				57,114,000

Conduct of Research Services		1,738,000		55,376,000				57,114,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,004,000		31,287,000				32,291,000

Provision of Extension Services		1,004,000		31,287,000				32,291,000

Sub-total, Operations		858,464,000		1,379,685,000				2,238,149,000

Total, Regular Programs		1,206,178,000		1,516,812,000		64,000,000		2,786,990,000

PROJECT(S)
Locally-Funded Project(s)
Completion of Dormitory Building, Barili Campus						78,000,000		78,000,000
Construction of Multi-Purpose Building, Mandaue Campus, Phase 1						80,000,000		80,000,000

Sub-total, Locally-Funded Project(s)						158,000,000		158,000,000

Total, Project(s)						158,000,000		158,000,000

TOTAL NEW APPROPRIATIONS	₱	1,206,178,000	₱	1,516,812,000	₱	222,000,000	₱	2,944,990,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	831,012

Total Permanent Positions	831,012

JANUARY 5, 2026	OFFICIAL GAZETTE	735
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	31,512
Representation Allowance	414
Transportation Allowance	414
Clothing and Uniform Allowance	9,191
Honoraria	12,238
Mid-Year Bonus - Civilian	69,251
Year End Bonus	69,251
Cash Gift	6,565
Productivity Enhancement Incentive	6,565
Step Increment	2,078

Total Other Compensation Common to All	207,479

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,990
Lump-sum for Filling of Positions - Civilian	124,587

Total Other Compensation for Specific Groups	126,577

Other Benefits
PAG-IBIG Contributions	3,151
PhilHealth Contributions	19,602
Employees Compensation Insurance Premiums	1,575
Loyalty Award - Civilian	795
Terminal Leave	5,221

Total Other Benefits	30,344

Non-Permanent Positions	10,766

Total Personnel Services	1,206,178

Maintenance and Other Operating Expenses
Travelling Expenses	81,000
Training and Scholarship Expenses	19,500
Supplies and Materials Expenses	15,269
Utility Expenses	15,800
Communication Expenses	19,500
Awards/Rewards and Prizes	2,000
Survey, Research, Exploration and Development Expenses	31,707
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	200
Professional Services	12,500
General Services	44,227
Repairs and Maintenance	47,000
Financial Assistance/Subsidy	1,198,259
Taxes, Insurance Premiums and Other Fees	1,000
Labor and Wages	2,200
Other Maintenance and Operating Expenses
Printing and Publication Expenses	2,000

736	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Representation Expenses	10,113
Transportation and Delivery Expenses	400
Rent/Lease Expenses	1,000
Membership Dues and Contributions to Organizations	1,095
Subscription Expenses	12,042

Total Maintenance and Other Operating Expenses	1,516,812

Total Current Operating Expenditures	2,722,990

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	158,000
Other Property Plant and Equipment Outlay	64,000

Total Capital Outlays	222,000

TOTAL NEW APPROPRIATIONS	2,944,990

JANUARY 5, 2026	OFFICIAL GAZETTE	737
STATE UNIVERSITIES AND COLLEGES

M. REGION VIII - EASTERN VISAYAS

M.1. BILIRAN PROVINCE STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	832,326,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	79,472,000	₱	13,988,000	₱		₱	93,460,000
Support to Operations				1,931,000				1,931,000
Operations		232,174,000		199,146,000				431,320,000

HIGHER EDUCATION PROGRAM		232,174,000		196,854,000				429,028,000
ADVANCED EDUCATION PROGRAM				52,000				52,000
RESEARCH PROGRAM				1,822,000				1,822,000
TECHNICAL ADVISORY EXTENSION PROGRAM				418,000				418,000

Total, Regular Programs		311,646,000		215,065,000				526,711,000

B. PROJECT(S)
Locally-Funded Project(s)				2,000,000		303,615,000		305,615,000

Total, Project(s)				2,000,000		303,615,000		305,615,000

TOTAL NEW APPROPRIATIONS	₱	311,646,000	₱	217,065,000	₱	303,615,000	₱	832,326,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	59,871,000	₱	13,988,000	₱		₱	73,859,000
Administration of Personnel Benefits		19,601,000						19,601,000

Sub-total, General Administration and Support		79,472,000		13,988,000				93,460,000

738	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Support to Operations
Auxiliary Services				1,931,000				1,931,000

Sub-total, Support to Operations				1,931,000				1,931,000

Operations
HIGHER EDUCATION PROGRAM		232,174,000		196,854,000				429,028,000

Provision of Higher Education Services		232,174,000		38,758,000				270,932,000
Free Higher Education				158,096,000				158,096,000
ADVANCED EDUCATION PROGRAM				52,000				52,000

Provision of Advanced Education Services				52,000				52,000
RESEARCH PROGRAM				1,822,000				1,822,000

Conduct of Research Services				1,822,000				1,822,000
TECHNICAL ADVISORY EXTENSION PROGRAM				418,000				418,000

Provision of Extension Services				418,000				418,000

Sub-total, Operations		232,174,000		199,146,000				431,320,000

Total, Regular Programs		311,646,000		215,065,000				526,711,000

PROJECT(S)
Locally-Funded Project(s)
Futures Thinking Research Program				2,000,000				2,000,000
Construction of Sustainable Campus Mobility Network, Biliran Campus						50,000,000		50,000,000
Construction of Science and Technology Research and Learning Center Phase I, Main Campus						72,000,000		72,000,000
Construction of Five-Storey Dormitory						125,000,000		125,000,000
Academic Digital Innovation and ICT Systems						56,615,000		56,615,000

Sub-total, Locally-Funded Project(s)				2,000,000		303,615,000		305,615,000

Total, Project(s)				2,000,000		303,615,000		305,615,000

TOTAL NEW APPROPRIATIONS	₱	311,646,000	₱	217,065,000	₱	303,615,000	₱	832,326,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

JANUARY 5, 2026	OFFICIAL GAZETTE	739
STATE UNIVERSITIES AND COLLEGES

Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	227,729

Total Permanent Positions	227,729

Other Compensation Common to All
Personnel Economic Relief Allowance	9,432
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	2,751
Mid-Year Bonus - Civilian	18,977
Year End Bonus	18,977
Cash Gift	1,965
Productivity Enhancement Incentive	1,965
Step Increment	570

Total Other Compensation Common to All	55,201

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	119
Night Shift Differential Pay	110
Lump-sum for Filling of Positions - Civilian	18,182

Total Other Compensation for Specific Groups	18,411

Other Benefits
PAG-IBIG Contributions	944
PhilHealth Contributions	5,424
Employees Compensation Insurance Premiums	472
Loyalty Award - Civilian	260
Terminal Leave	1,419

Total Other Benefits	8,519

Non-Permanent Positions	1,786

Total Personnel Services	311,646

Maintenance and Other Operating Expenses
Travelling Expenses	7,041
Training and Scholarship Expenses	2,475
Supplies and Materials Expenses	15,776
Utility Expenses	16,663
Communication Expenses	1,089
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150

740	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Professional Services	2,800
General Services	725
Repairs and Maintenance	6,806
Financial Assistance/Subsidy	158,096
Taxes, Insurance Premiums and Other Fees	1,295
Other Maintenance and Operating Expenses
Advertising Expenses	20
Printing and Publication Expenses	60
Representation Expenses	1,104
Transportation and Delivery Expenses	846
Membership Dues and Contributions to Organizations	55
Subscription Expenses	22
Other Maintenance and Operating Expenses	42

Total Maintenance and Other Operating Expenses	217,065

Total Current Operating Expenditures	528,711

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	50,000
Buildings and Other Structures	197,000
Machinery and Equipment Outlay	56,615

Total Capital Outlays	303,615

TOTAL NEW APPROPRIATIONS	832,326

M.2. EASTERN SAMAR STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	927,760,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	138,909,000	₱	62,900,000	₱		₱	201,809,000
Operations		419,934,000		225,122,000		31,855,000		676,911,000

HIGHER EDUCATION PROGRAM		419,934,000		208,097,000		31,855,000		659,886,000
ADVANCED EDUCATION PROGRAM				558,000				558,000
RESEARCH PROGRAM				6,961,000				6,961,000
TECHNICAL ADVISORY EXTENSION PROGRAM				9,506,000				9,506,000

Total, Regular Programs		558,843,000		288,022,000		31,855,000		878,720,000

JANUARY 5, 2026	OFFICIAL GAZETTE	741
STATE UNIVERSITIES AND COLLEGES

B. PROJECT(S)
Locally-Funded Project(s)						49,040,000		49,040,000

Total, Project(s)						49,040,000		49,040,000

TOTAL NEW APPROPRIATIONS	₱	558,843,000	₱	288,022,000	₱	80,895,000	₱	927,760,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	122,981,000	₱	62,900,000	₱		₱	185,881,000
Administration of Personnel Benefits		15,928,000						15,928,000

Sub-total, General Administration and Support		138,909,000		62,900,000				201,809,000

Operations
HIGHER EDUCATION PROGRAM		419,934,000		208,097,000		31,855,000		659,886,000

Provision of Higher Education Services		419,934,000		34,614,000		31,855,000		486,403,000
Free Higher Education				173,483,000				173,483,000
ADVANCED EDUCATION PROGRAM				558,000				558,000

Provision of Advanced Education Services				558,000				558,000
RESEARCH PROGRAM				6,961,000				6,961,000

Conduct of Research Services				6,961,000				6,961,000
TECHNICAL ADVISORY EXTENSION PROGRAM				9,506,000				9,506,000

Provision of Extension Services				9,506,000				9,506,000

Sub-total, Operations		419,934,000		225,122,000		31,855,000		676,911,000

Total, Regular Programs		558,843,000		288,022,000		31,855,000		878,720,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Dormitory, Guiuan Campus						10,000,000		10,000,000

742	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Construction of Dormitory, Main Campus						10,000,000		10,000,000
Construction of Two-Storey College of Medicine Dormitory Building						25,000,000		25,000,000
Acquisition of Machineries and Equipment for Pili Research, Development, and Extension Centers						2,200,000		2,200,000
Upgrading of the Multi-Species Hatchery Facility, Main Campus						1,840,000		1,840,000

Sub-total, Locally-Funded Project(s)						49,040,000		49,040,000

Total, Project(s)						49,040,000		49,040,000

TOTAL NEW APPROPRIATIONS	₱	558,843,000	₱	288,022,000	₱	80,895,000	₱	927,760,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	414,119

Total Permanent Positions	414,119

Other Compensation Common to All
Personnel Economic Relief Allowance	21,384
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	6,237
Honoraria	2,137
Mid-Year Bonus - Civilian	34,510
Year End Bonus	34,510
Cash Gift	4,455
Productivity Enhancement Incentive	4,455
Step Increment	1,035

Total Other Compensation Common to All	109,287

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,102
Lump-sum for Filling of Positions - Civilian	11,748

Total Other Compensation for Specific Groups	12,850

Other Benefits
PAG-IBIG Contributions	2,139

JANUARY 5, 2026	OFFICIAL GAZETTE	743
STATE UNIVERSITIES AND COLLEGES

PhilHealth Contributions	10,176
Employees Compensation Insurance Premiums	1,069
Loyalty Award - Civilian	595
Terminal Leave	4,180

Total Other Benefits	18,159

Non-Permanent Positions	4,428

Total Personnel Services	558,843

Maintenance and Other Operating Expenses
Travelling Expenses	4,953
Training and Scholarship Expenses	3,537
Supplies and Materials Expenses	15,228
Utility Expenses	8,062
Communication Expenses	5,333
Awards/Rewards and Prizes	166
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	42,277
General Services	3,473
Repairs and Maintenance	11,005
Financial Assistance/Subsidy	173,483
Taxes, Insurance Premiums and Other Fees	1,368
Labor and Wages	558
Other Maintenance and Operating Expenses
Advertising Expenses	127
Printing and Publication Expenses	467
Representation Expenses	3,483
Rent/Lease Expenses	50
Membership Dues and Contributions to Organizations	567
Subscription Expenses	236
Other Maintenance and Operating Expenses	13,499

Total Maintenance and Other Operating Expenses	288,022

Total Current Operating Expenditures	846,865

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	45,000
Machinery and Equipment Outlay	35,745
Furniture, Fixtures and Books Outlay	150

Total Capital Outlays	80,895

TOTAL NEW APPROPRIATIONS	927,760

M.3. EASTERN VISAYAS STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱996,583,000

744	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	171,389,000	₱	21,670,000	₱		₱	193,059,000
Operations		443,497,000		312,027,000				755,524,000

HIGHER EDUCATION PROGRAM		432,964,000		302,426,000				735,390,000
ADVANCED EDUCATION PROGRAM		6,385,000		1,642,000				8,027,000
RESEARCH PROGRAM		1,641,000		7,579,000				9,220,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,507,000		380,000				2,887,000

Total, Regular Programs		614,886,000		333,697,000				948,583,000

B. PROJECT(S)
Locally-Funded Project(s)						48,000,000		48,000,000

Total, Project(s)						48,000,000		48,000,000

TOTAL NEW APPROPRIATIONS	₱	614,886,000	₱	333,697,000	₱	48,000,000	₱	996,583,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	108,680,000	₱	21,670,000	₱	₱	130,350,000
Administration of Personnel Benefits		62,709,000					62,709,000

Sub-total, General Administration and Support		171,389,000		21,670,000			193,059,000

Operations
HIGHER EDUCATION PROGRAM		432,964,000		302,426,000			735,390,000

Provision of Higher Education Services		432,964,000		27,864,000			460,828,000
Free Higher Education				274,562,000			274,562,000

JANUARY 5, 2026	OFFICIAL GAZETTE	745
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM		6,385,000		1,642,000				8,027,000

Provision of Advanced Education Services		6,385,000		1,642,000				8,027,000
RESEARCH PROGRAM		1,641,000		7,579,000				9,220,000

Conduct of Research Services		1,641,000		7,579,000				9,220,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,507,000		380,000				2,887,000

Provision of Extension Services		2,507,000		380,000				2,887,000

Sub-total, Operations		443,497,000		312,027,000				755,524,000

Total, Regular Programs		614,886,000		333,697,000				948,583,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Four-Storey College of Arts and Sciences Extension Phase II, Main Campus						48,000,000		48,000,000

Sub-total, Locally-Funded Project(s)						48,000,000		48,000,000

Total, Project(s)						48,000,000		48,000,000

TOTAL NEW APPROPRIATIONS	₱	614,886,000	₱	333,697,000	₱	48,000,000	₱	996,583,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	426,750

Total Permanent Positions	426,750

Other Compensation Common to All
Personnel Economic Relief Allowance	18,912
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	5,516
Honoraria	1,628
Mid-Year Bonus - Civilian	35,563
Year End Bonus	35,563
Cash Gift	3,940

746	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Productivity Enhancement Incentive	3,940
Step Increment	1,066

Total Other Compensation Common to All	106,548

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,072
Lump-sum for Filling of Positions - Civilian	58,423

Total Other Compensation for Specific Groups	59,495

Other Benefits
PAG-IBIG Contributions	1,891
PhilHealth Contributions	10,400
Employees Compensation Insurance Premiums	946
Loyalty Award - Civilian	355
Terminal Leave	4,286

Total Other Benefits	17,878

Non-Permanent Positions	4,215

Total Personnel Services	614,886

Maintenance and Other Operating Expenses
Travelling Expenses	5,250
Training and Scholarship Expenses	2,150
Supplies and Materials Expenses	7,612
Utility Expenses	19,454
Communication Expenses	700
Survey, Research, Exploration and Development Expenses	5,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	700
General Services	4,419
Repairs and Maintenance	1,800
Financial Assistance/Subsidy	274,562
Taxes, Insurance Premiums and Other Fees	6,390
Labor and Wages	2,973
Other Maintenance and Operating Expenses
Printing and Publication Expenses	550
Membership Dues and Contributions to Organizations	320
Other Maintenance and Operating Expenses	1,667

Total Maintenance and Other Operating Expenses	333,697

Total Current Operating Expenditures	948,583

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	48,000

JANUARY 5, 2026	OFFICIAL GAZETTE	747
STATE UNIVERSITIES AND COLLEGES

Total Capital Outlays	48,000

TOTAL NEW APPROPRIATIONS	996,583

M.4. LEYTE NORMAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	618,943,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	55,016,000	₱	22,876,000	₱		₱	77,892,000
Support to Operations		13,193,000		3,320,000				16,513,000
Operations		204,816,000		91,512,000				296,328,000

HIGHER EDUCATION PROGRAM		196,774,000		90,107,000				286,881,000
ADVANCED EDUCATION PROGRAM		2,735,000		100,000				2,835,000
RESEARCH PROGRAM		2,062,000		803,000				2,865,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,245,000		502,000				3,747,000

Total, Regular Programs		273,025,000		117,708,000				390,733,000

B. PROJECT(S)
Locally-Funded Project(s)						228,210,000		228,210,000

Total, Project(s)						228,210,000		228,210,000

TOTAL NEW APPROPRIATIONS	₱	273,025,000	₱	117,708,000	₱	228,210,000	₱	618,943,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	32,327,000	₱	22,876,000	₱	₱	55,203,000

748	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Administration of Personnel Benefits		22,689,000						22,689,000

Sub-total, General Administration and Support		55,016,000		22,876,000				77,892,000

Support to Operations
Auxiliary Services		13,193,000		3,320,000				16,513,000

Sub-total, Support to Operations		13,193,000		3,320,000				16,513,000

Operations
HIGHER EDUCATION PROGRAM		196,774,000		90,107,000				286,881,000

Provision of Higher Education Services		196,774,000		28,459,000				225,233,000
Free Higher Education				61,648,000				61,648,000
ADVANCED EDUCATION PROGRAM		2,735,000		100,000				2,835,000

Provision of Advanced Education Services		2,735,000		100,000				2,835,000
RESEARCH PROGRAM		2,062,000		803,000				2,865,000

Conduct of Research Services		2,062,000		803,000				2,865,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,245,000		502,000				3,747,000

Provision of Extension Services		3,245,000		502,000				3,747,000

Sub-total, Operations		204,816,000		91,512,000				296,328,000

Total, Regular Programs		273,025,000		117,708,000				390,733,000

PROJECT(S)
Locally-Funded Project(s)
Major Expansion of the Learning Resource
Center Phase VI, Main Campus						75,000,000		75,000,000
Rehabilitation and Improvement of Network Infrastructure and Communications System, Main Campus						43,210,000		43,210,000
Construction of Graduate School, Palo Campus						80,000,000		80,000,000
Construction of Academic Building, LNU-San Isidro Campus						30,000,000		30,000,000

Sub-total, Locally-Funded Project(s)						228,210,000		228,210,000

Total, Project(s)						228,210,000		228,210,000

TOTAL NEW APPROPRIATIONS	₱	273,025,000	₱	117,708,000	₱	228,210,000	₱	618,943,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

JANUARY 5, 2026	OFFICIAL GAZETTE	749
STATE UNIVERSITIES AND COLLEGES

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	194,056

Total Permanent Positions	194,056

Other Compensation Common to All
Personnel Economic Relief Allowance	7,368
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	2,149
Honoraria	2,841
Mid-Year Bonus - Civilian	16,172
Year End Bonus	16,172
Cash Gift	1,535
Productivity Enhancement Incentive	1,535
Step Increment	485

Total Other Compensation Common to All	48,677

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	362
Lump-sum for Filling of Positions - Civilian	21,497
Anniversary Bonus - Civilian	864

Total Other Compensation for Specific Groups	22,723

Other Benefits
PAG-IBIG Contributions	737
PhilHealth Contributions	4,539
Employees Compensation Insurance Premiums	368
Loyalty Award - Civilian	155
Terminal Leave	1,192

Total Other Benefits	6,991

Non-Permanent Positions	578

Total Personnel Services	273,025

Maintenance and Other Operating Expenses
Travelling Expenses	3,941
Training and Scholarship Expenses	4,115
Supplies and Materials Expenses	9,503
Utility Expenses	11,632

750	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Communication Expenses	1,786
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	200
General Services	10,776
Repairs and Maintenance	7,750
Financial Assistance/Subsidy	61,648
Taxes, Insurance Premiums and Other Fees	3,822
Other Maintenance and Operating Expenses
Representation Expenses	2,016
Other Maintenance and Operating Expenses	369

Total Maintenance and Other Operating Expenses	117,708

Total Current Operating Expenditures	390,733

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	185,000
Machinery and Equipment Outlay	43,210

Total Capital Outlays	228,210

TOTAL NEW APPROPRIATIONS	618,943

M.5. NORTHWEST SAMAR STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	680,278,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	60,039,000	₱	5,003,000	₱		₱	65,042,000
Support to Operations				2,627,000				2,627,000
Operations		188,873,000		258,236,000		78,500,000		525,609,000

HIGHER EDUCATION PROGRAM		187,471,000		255,103,000		78,500,000		521,074,000
ADVANCED EDUCATION PROGRAM				215,000				215,000
RESEARCH PROGRAM				1,388,000				1,388,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,402,000		1,530,000				2,932,000

Total, Regular Programs		248,912,000		265,866,000		78,500,000		593,278,000

JANUARY 5, 2026	OFFICIAL GAZETTE	751
STATE UNIVERSITIES AND COLLEGES

B. PROJECT(S)
Locally-Funded Project(s)				2,000,000		85,000,000		87,000,000

Total, Project(s)				2,000,000		85,000,000		87,000,000

TOTAL NEW APPROPRIATIONS	₱	248,912,000	₱	267,866,000	₱	163,500,000	₱	680,278,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	46,802,000	₱	5,003,000	₱		₱	51,805,000
Administration of Personnel Benefits		13,237,000						13,237,000

Sub-total, General Administration and Support		60,039,000		5,003,000				65,042,000

Support to Operations
Auxiliary Services				2,627,000				2,627,000

Sub-total, Support to Operations				2,627,000				2,627,000

Operations
HIGHER EDUCATION PROGRAM		187,471,000		255,103,000		78,500,000		521,074,000

Provision of Higher Education Services		187,471,000		29,362,000		78,500,000		295,333,000
Free Higher Education				225,741,000				225,741,000
ADVANCED EDUCATION PROGRAM				215,000				215,000

Provision of Advanced Education Services				215,000				215,000
RESEARCH PROGRAM				1,388,000				1,388,000

Conduct of Research Services				1,388,000				1,388,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,402,000		1,530,000				2,932,000

Provision of Extension Services		1,402,000		1,530,000				2,932,000

Sub-total, Operations		188,873,000		258,236,000		78,500,000		525,609,000

Total, Regular Programs		248,912,000		265,866,000		78,500,000		593,278,000

752	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PROJECT(S)
Locally-Funded Project(s)
Futures Thinking Research Program				2,000,000				2,000,000
Construction of Nursing Building, Phase I						30,000,000		30,000,000
Completion of Socio-Cultural Center, Main Campus						55,000,000		55,000,000

Sub-total, Locally-Funded Project(s)				2,000,000		85,000,000		87,000,000

Total, Project(s)				2,000,000		85,000,000		87,000,000

TOTAL NEW APPROPRIATIONS	₱	248,912,000	₱	267,866,000	₱	163,500,000	₱	680,278,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	180,236

Total Permanent Positions	180,236

Other Compensation Common to All
Personnel Economic Relief Allowance	8,232
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	2,401
Honoraria	2,010
Mid-Year Bonus - Civilian	15,019
Year End Bonus	15,019
Cash Gift	1,715
Productivity Enhancement Incentive	1,715
Step Increment	450

Total Other Compensation Common to All	47,125

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	494
Lump-sum for Filling of Positions - Civilian	12,969

Total Other Compensation for Specific Groups	13,463

Other Benefits
PAG-IBIG Contributions	823

JANUARY 5, 2026	OFFICIAL GAZETTE	753
STATE UNIVERSITIES AND COLLEGES

PhilHealth Contributions	4,381
Employees Compensation Insurance Premiums	411
Loyalty Award - Civilian	190
Terminal Leave	268

Total Other Benefits	6,073

Non-Permanent Positions	2,015

Total Personnel Services	248,912

Maintenance and Other Operating Expenses
Travelling Expenses	4,521
Training and Scholarship Expenses	450
Supplies and Materials Expenses	12,245
Utility Expenses	4,792
Communication Expenses	430
Awards/Rewards and Prizes	30
Survey, Research, Exploration and Development Expenses	4,025
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	250
Repairs and Maintenance	1,043
Financial Assistance/Subsidy	225,791
Taxes, Insurance Premiums and Other Fees	1,095
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	73
Representation Expenses	1,338
Transportation and Delivery Expenses	198
Rent/Lease Expenses	150
Membership Dues and Contributions to Organizations	300
Subscription Expenses	10,935

Total Maintenance and Other Operating Expenses	267,866

Total Current Operating Expenditures	516,778

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	85,000
Machinery and Equipment Outlay	78,500

Total Capital Outlays	163,500

TOTAL NEW APPROPRIATIONS	680,278

M.6. PALOMPON INSTITUTE OF TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	460,659,000

New Appropriations, by Programs/Projects

754	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	117,414,000	₱	8,409,000	₱		₱	125,823,000
Support to Operations		859,000		3,619,000				4,478,000
Operations		133,157,000		78,862,000				212,019,000

HIGHER EDUCATION PROGRAM		132,078,000		77,067,000				209,145,000
RESEARCH PROGRAM		1,079,000		1,257,000				2,336,000
TECHNICAL ADVISORY EXTENSION PROGRAM				538,000				538,000

Total, Regular Programs		251,430,000		90,890,000				342,320,000

B. PROJECT(S)
Locally-Funded Project(s)						118,339,000		118,339,000

Total, Project(s)						118,339,000		118,339,000

TOTAL NEW APPROPRIATIONS	₱	251,430,000	₱	90,890,000	₱	118,339,000	₱	460,659,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	60,140,000	₱	8,409,000	₱	₱	68,549,000
Administration of Personnel Benefits		57,274,000					57,274,000

Sub-total, General Administration and Support		117,414,000		8,409,000			125,823,000

Support to Operations
Auxiliary Services		859,000		3,619,000			4,478,000

Sub-total, Support to Operations		859,000		3,619,000			4,478,000

JANUARY 5, 2026	OFFICIAL GAZETTE	755
STATE UNIVERSITIES AND COLLEGES

Operations
HIGHER EDUCATION PROGRAM		132,078,000		77,067,000				209,145,000

Provision of Higher Education Services		132,078,000		23,817,000				155,895,000
Free Higher Education				53,250,000				53,250,000
RESEARCH PROGRAM		1,079,000		1,257,000				2,336,000

Conduct of Research Services		1,079,000		1,257,000				2,336,000
TECHNICAL ADVISORY EXTENSION PROGRAM				538,000				538,000

Provision of Extension Services				538,000				538,000

Sub-total, Operations		133,157,000		78,862,000				212,019,000

Total, Regular Programs		251,430,000		90,890,000				342,320,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Frontline Service Center, Tabango Campus						33,575,000		33,575,000
Construction of Engineering Building, Phase II						30,000,000		30,000,000
Adoption of Renewable Energy Systems, Main Campus						12,000,000		12,000,000
Improvement of Road Network and Water Resource Development, Tabango Campus						42,764,000		42,764,000

Sub-total, Locally-Funded Project(s)						118,339,000		118,339,000

Total, Project(s)						118,339,000		118,339,000

TOTAL NEW APPROPRIATIONS	₱	251,430,000	₱	90,890,000	₱	118,339,000	₱	460,659,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								148,085

Total Permanent Positions								148,085

Other Compensation Common to All
Personnel Economic Relief Allowance								6,744

756	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Representation Allowance	192
Transportation Allowance	72
Clothing and Uniform Allowance	1,967
Honoraria	800
Mid-Year Bonus - Civilian	12,341
Year End Bonus	12,341
Cash Gift	1,405
Productivity Enhancement Incentive	1,405
Step Increment	370

Total Other Compensation Common to All	37,637

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	60
Lump-sum for Filling of Positions - Civilian	53,700
Anniversary Bonus - Civilian	843

Total Other Compensation for Specific Groups	54,603

Other Benefits
PAG-IBIG Contributions	674
PhilHealth Contributions	3,543
Employees Compensation Insurance Premiums	336
Loyalty Award - Civilian	145
Terminal Leave	3,574

Total Other Benefits	8,272

Non-Permanent Positions	2,833

Total Personnel Services	251,430

Maintenance and Other Operating Expenses
Travelling Expenses	2,028
Training and Scholarship Expenses	1,058
Supplies and Materials Expenses	9,287
Utility Expenses	6,775
Communication Expenses	2,273
Awards/Rewards and Prizes	225
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	1,668
General Services	4,407
Repairs and Maintenance	4,767
Financial Assistance/Subsidy	53,250
Taxes, Insurance Premiums and Other Fees	3,436
Other Maintenance and Operating Expenses
Membership Dues and Contributions to Organizations	300
Other Maintenance and Operating Expenses	1,266

Total Maintenance and Other Operating Expenses	90,890

Total Current Operating Expenditures	342,320

JANUARY 5, 2026	OFFICIAL GAZETTE	757
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	106,339
Machinery and Equipment Outlay	12,000

Total Capital Outlays	118,339

TOTAL NEW APPROPRIATIONS	460,659

M.7. SAMAR STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	733,775,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	97,452,000	₱	9,159,000	₱	1,522,000	₱	108,133,000
Support to Operations		5,449,000		651,000				6,100,000
Operations		226,493,000		150,701,000		1,348,000		378,542,000

HIGHER EDUCATION PROGRAM		221,553,000		110,748,000		1,348,000		333,649,000
ADVANCED EDUCATION PROGRAM		4,940,000		970,000				5,910,000
RESEARCH PROGRAM				15,157,000				15,157,000
TECHNICAL ADVISORY EXTENSION PROGRAM				23,826,000				23,826,000

Total, Regular Programs		329,394,000		160,511,000		2,870,000		492,775,000

B. PROJECT(S)
Locally-Funded Project(s)						241,000,000		241,000,000

Total, Project(s)						241,000,000		241,000,000

TOTAL NEW APPROPRIATIONS	₱	329,394,000	₱	160,511,000	₱	243,870,000	₱	733,775,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total

758	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	64,339,000	₱	9,159,000	₱	1,522,000	₱	75,020,000
Administration of Personnel Benefits		33,113,000						33,113,000

Sub-total, General Administration and Support		97,452,000		9,159,000		1,522,000		108,133,000

Support to Operations
Auxiliary Services		5,449,000		651,000				6,100,000

Sub-total, Support to Operations		5,449,000		651,000				6,100,000

Operations
HIGHER EDUCATION PROGRAM		221,553,000		110,748,000		1,348,000		333,649,000

Provision of Higher Education Services		221,553,000		32,853,000		1,348,000		255,754,000
Free Higher Education				77,895,000				77,895,000
ADVANCED EDUCATION PROGRAM		4,940,000		970,000				5,910,000

Provision of Advanced Education Services		4,940,000		970,000				5,910,000
RESEARCH PROGRAM				15,157,000				15,157,000

Conduct of Research Services				15,157,000				15,157,000
TECHNICAL ADVISORY EXTENSION PROGRAM				23,826,000				23,826,000

Provision of Extension Services				23,826,000				23,826,000

Sub-total, Operations		226,493,000		150,701,000		1,348,000		378,542,000

Total, Regular Programs		329,394,000		160,511,000		2,870,000		492,775,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Samar Island Institute of Medicine Academic Building Phase III, Main Campus						81,000,000		81,000,000
Construction of Library Building, Paranas Campus						60,000,000		60,000,000
Construction of Four-Storey New Academic Building, Mercedes Campus						60,000,000		60,000,000
Construction of Multi-Purpose Building, University Student Center, Main Campus						40,000,000		40,000,000

Sub-total, Locally-Funded Project(s)						241,000,000		241,000,000

JANUARY 5, 2026	OFFICIAL GAZETTE	759
STATE UNIVERSITIES AND COLLEGES

Total, Project(s)						241,000,000		241,000,000

TOTAL NEW APPROPRIATIONS	₱	329,394,000	₱	160,511,000	₱	243,870,000	₱	733,775,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								226,367

Total Permanent Positions								226,367

Other Compensation Common to All
Personnel Economic Relief Allowance								10,752
Representation Allowance								282
Transportation Allowance								282
Clothing and Uniform Allowance								3,136
Honoraria								1,990
Mid-Year Bonus - Civilian								18,864
Year End Bonus								18,864
Cash Gift								2,240
Productivity Enhancement Incentive								2,240
Step Increment								566

Total Other Compensation Common to All								59,216

Other Compensation for Specific Groups
Magna Carta for Public Health Workers								760
Lump-sum for Filling of Positions - Civilian								31,990

Total Other Compensation for Specific Groups								32,750

Other Benefits
PAG-IBIG Contributions								1,075
PhilHealth Contributions								5,514
Employees Compensation Insurance Premiums								538
Loyalty Award - Civilian								330
Terminal Leave								1,123

Total Other Benefits								8,580

Non-Permanent Positions								2,481

Total Personnel Services								329,394

760	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Maintenance and Other Operating Expenses
Travelling Expenses	6,659
Training and Scholarship Expenses	8,174
Supplies and Materials Expenses	23,923
Utility Expenses	10,556
Communication Expenses	1,494
Awards/Rewards and Prizes	2,496
Survey, Research, Exploration and Development Expenses	1,206
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	1,908
General Services	11,282
Repairs and Maintenance	1,244
Financial Assistance/Subsidy	77,895
Taxes, Insurance Premiums and Other Fees	6,323
Labor and Wages	442
Other Maintenance and Operating Expenses
Printing and Publication Expenses	161
Representation Expenses	1,405
Transportation and Delivery Expenses	1,359
Rent/Lease Expenses	548
Membership Dues and Contributions to Organizations	380
Subscription Expenses	135
Other Maintenance and Operating Expenses	2,771

Total Maintenance and Other Operating Expenses	160,511

Total Current Operating Expenditures	489,905

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	241,000
Machinery and Equipment Outlay	2,870

Total Capital Outlays	243,870

TOTAL NEW APPROPRIATIONS	733,775

M.8. SOUTHERN LEYTE STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	912,287,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	100,816,000	₱	14,459,000	₱	₱	115,275,000

JANUARY 5, 2026	OFFICIAL GAZETTE	761
STATE UNIVERSITIES AND COLLEGES

Support to Operations				2,470,000				2,470,000
Operations		383,642,000		211,725,000		79,175,000		674,542,000

HIGHER EDUCATION PROGRAM		383,246,000		196,659,000		79,175,000		659,080,000
ADVANCED EDUCATION PROGRAM				634,000				634,000
RESEARCH PROGRAM		396,000		11,597,000				11,993,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,835,000				2,835,000

Total, Regular Programs		484,458,000		228,654,000		79,175,000		792,287,000

B. PROJECT(S)
Locally-Funded Project(s)						120,000,000		120,000,000

Total, Project(s)						120,000,000		120,000,000

TOTAL NEW APPROPRIATIONS	₱	484,458,000	₱	228,654,000	₱	199,175,000	₱	912,287,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	71,636,000	₱	14,459,000	₱		₱	86,095,000
Administration of Personnel Benefits		29,180,000						29,180,000

Sub-total, General Administration and Support		100,816,000		14,459,000				115,275,000

Support to Operations
Auxiliary Services				2,470,000				2,470,000

Sub-total, Support to Operations				2,470,000				2,470,000

Operations
HIGHER EDUCATION PROGRAM		383,246,000		196,659,000		79,175,000		659,080,000

Provision of Higher Education Services		383,246,000		54,290,000		79,175,000		516,711,000
Free Higher Education				142,369,000				142,369,000
ADVANCED EDUCATION PROGRAM				634,000				634,000

Provision of Advanced Education Services				634,000				634,000

762	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

RESEARCH PROGRAM		396,000		11,597,000				11,993,000

Conduct of Research Services		396,000		11,597,000				11,993,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,835,000				2,835,000

Provision of Extension Services				2,835,000				2,835,000

Sub-total, Operations		383,642,000		211,725,000		79,175,000		674,542,000

Total, Regular Programs		484,458,000		228,654,000		79,175,000		792,287,000

PROJECT(S)
Locally-Funded Project(s)
Upgrading of Electrical System and Installation of Solar Power System, Tomas Oppus Campus						10,000,000		10,000,000
Construction of Upgraded Service Facilities for Animal Production, Research and Integrated Agritourism Development, Hinunangan Campus						80,000,000		80,000,000
Construction of Campus Site Development, Maasin City						30,000,000		30,000,000

Sub-total, Locally-Funded Project(s)						120,000,000		120,000,000

Total, Project(s)						120,000,000		120,000,000

TOTAL NEW APPROPRIATIONS	₱	484,458,000	₱	228,654,000	₱	199,175,000	₱	912,287,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								355,120

Total Permanent Positions								355,120

Other Compensation Common to All
Personnel Economic Relief Allowance								14,928
Representation Allowance								210
Transportation Allowance								210
Clothing and Uniform Allowance								4,354
Honoraria								421
Mid-Year Bonus - Civilian								29,594
Year End Bonus								29,594

JANUARY 5, 2026	OFFICIAL GAZETTE	763
STATE UNIVERSITIES AND COLLEGES

Cash Gift	3,110
Productivity Enhancement Incentive	3,110
Step Increment	888

Total Other Compensation Common to All	86,419

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	785
Lump-sum for Filling of Positions - Civilian	27,310

Total Other Compensation for Specific Groups	28,095

Other Benefits
PAG-IBIG Contributions	1,492
PhilHealth Contributions	8,294
Employees Compensation Insurance Premiums	746
Loyalty Award - Civilian	425
Terminal Leave	1,870

Total Other Benefits	12,827

Non-Permanent Positions	1,997

Total Personnel Services	484,458

Maintenance and Other Operating Expenses
Travelling Expenses	6,668
Training and Scholarship Expenses	2,512
Supplies and Materials Expenses	13,372
Utility Expenses	11,302
Communication Expenses	4,705
Awards/Rewards and Prizes	1,091
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	170
Professional Services	19,965
General Services	9,480
Repairs and Maintenance	6,290
Financial Assistance/Subsidy	142,369
Taxes, Insurance Premiums and Other Fees	6,417
Labor and Wages	180
Other Maintenance and Operating Expenses
Advertising Expenses	6
Printing and Publication Expenses	39
Representation Expenses	1,013
Transportation and Delivery Expenses	88
Rent/Lease Expenses	314
Membership Dues and Contributions to Organizations	713
Subscription Expenses	121
Other Maintenance and Operating Expenses	1,839

Total Maintenance and Other Operating Expenses	228,654

Total Current Operating Expenditures	713,112

764	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	40,000
Buildings and Other Structures	80,000
Machinery and Equipment Outlay	79,175

Total Capital Outlays	199,175

TOTAL NEW APPROPRIATIONS	912,287

M.9. UNIVERSITY OF EASTERN PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,118,288,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱ 200,748,000	₱	19,057,000	₱		₱	219,805,000
Support to Operations	10,482,000		5,392,000				15,874,000
Operations	434,110,000		229,197,000				663,307,000

HIGHER EDUCATION PROGRAM	404,771,000		222,877,000				627,648,000
ADVANCED EDUCATION PROGRAM	4,200,000						4,200,000
RESEARCH PROGRAM	13,912,000		3,524,000				17,436,000
TECHNICAL ADVISORY EXTENSION PROGRAM	11,227,000		2,796,000				14,023,000

Total, Regular Programs	645,340,000		253,646,000				898,986,000

B. PROJECT(S)
Locally-Funded Project(s)					219,302,000		219,302,000

Total, Project(s)					219,302,000		219,302,000

TOTAL NEW APPROPRIATIONS	645,340,000	₱	253,646,000	₱	219,302,000	₱	1,118,288,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total

JANUARY 5, 2026	OFFICIAL GAZETTE	765
STATE UNIVERSITIES AND COLLEGES

REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	97,774,000	₱	19,057,000	₱		₱	116,831,000
Administration of Personnel Benefits		102,974,000						102,974,000

Sub-total, General Administration and Support		200,748,000		19,057,000				219,805,000

Support to Operations
Auxiliary Services		10,482,000		5,392,000				15,874,000

Sub-total, Support to Operations		10,482,000		5,392,000				15,874,000

Operations
HIGHER EDUCATION PROGRAM		404,771,000		222,877,000				627,648,000

Provision of Higher Education Services		404,771,000		29,516,000				434,287,000
Free Higher Education				193,361,000				193,361,000
ADVANCED EDUCATION PROGRAM		4,200,000						4,200,000

Provision of Advanced Education Services		4,200,000						4,200,000
RESEARCH PROGRAM		13,912,000		3,524,000				17,436,000

Conduct of Research Services		13,912,000		3,524,000				17,436,000
TECHNICAL ADVISORY EXTENSION PROGRAM		11,227,000		2,796,000				14,023,000

Provision of Extension Services		11,227,000		2,796,000				14,023,000

Sub-total, Operations		434,110,000		229,197,000				663,307,000

Total, Regular Programs		645,340,000		253,646,000				898,986,000

PROJECT(S)
Locally-Funded Project(s)
Completion of Student Complex, Main Campus						59,851,000		59,851,000
Construction of College of Engineering Laboratory Complex, Main Campus						59,451,000		59,451,000
Construction of Medical School Building, Main Campus						100,000,000		100,000,000

Sub-total, Locally-Funded Project(s)						219,302,000		219,302,000

Total, Project(s)						219,302,000		219,302,000

TOTAL NEW APPROPRIATIONS	₱	645,340,000	₱	253,646,000	₱	219,302,000	₱	1,118,288,000

766	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	418,579

Total Permanent Positions	418,579

Other Compensation Common to All
Personnel Economic Relief Allowance	16,728
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	4,879
Honoraria	3,225
Mid-Year Bonus - Civilian	34,883
Year End Bonus	34,883
Cash Gift	3,485
Productivity Enhancement Incentive	3,485
Step Increment	1,046

Total Other Compensation Common to All	103,178

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	72
Lump-sum for Filling of Positions - Civilian	91,384

Total Other Compensation for Specific Groups	91,456

Other Benefits
PAG-IBIG Contributions	1,673
PhilHealth Contributions	9,847
Employees Compensation Insurance Premiums	836
Loyalty Award - Civilian	580
Terminal Leave	11,590

Total Other Benefits	24,526

Non-Permanent Positions	7,601

Total Personnel Services	645,340

Maintenance and Other Operating Expenses
Travelling Expenses	2,990
Training and Scholarship Expenses	1,162
Supplies and Materials Expenses	10,025
Utility Expenses	5,285
Communication Expenses	1,502
Awards/Rewards and Prizes	169

JANUARY 5, 2026	OFFICIAL GAZETTE	767
STATE UNIVERSITIES AND COLLEGES

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	277
Professional Services	332
General Services	7,984
Repairs and Maintenance	11,230
Financial Assistance/Subsidy	193,361
Taxes, Insurance Premiums and Other Fees	775
Labor and Wages	2,887
Other Maintenance and Operating Expenses	627
Advertising Expenses
Printing and Publication Expenses	369
Representation Expenses	2,688
Transportation and Delivery Expenses	376
Rent/Lease Expenses	165
Membership Dues and Contributions to Organizations	1,189
Other Maintenance and Operating Expenses	10,253

Total Maintenance and Other Operating Expenses	253,646

Total Current Operating Expenditures	898,986

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	219,302

Total Capital Outlays	219,302

TOTAL NEW APPROPRIATIONS	1,118,288

M.10. VISAYAS STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,622,352,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	285,396,000	₱	31,518,000	₱		₱	316,914,000
Support to Operations		18,320,000		19,993,000				38,313,000
Operations		566,610,000		349,750,000		20,765,000		937,125,000

HIGHER EDUCATION PROGRAM		539,280,000		307,577,000		20,765,000		867,622,000
ADVANCED EDUCATION PROGRAM		600,000		1,790,000				2,390,000
RESEARCH PROGRAM		22,830,000		32,681,000				55,511,000

768	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

TECHNICAL ADVISORY EXTENSION PROGRAM		3,900,000		7,702,000				11,602,000

Total, Regular Programs		870,326,000		401,261,000		20,765,000		1,292,352,000

B. PROJECT(S)
Locally-Funded Project(s)						330,000,000		330,000,000

Total, Project(s)						330,000,000		330,000,000

TOTAL NEW APPROPRIATIONS	₱	870,326,000	₱	401,261,000	₱	350,765,000	₱	1,622,352,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	140,130,000	₱	31,518,000	₱		₱	171,648,000
Administration of Personnel Benefits		145,266,000						145,266,000

Sub-total, General Administration and Support		285,396,000		31,518,000				316,914,000

Support to Operations
Auxiliary Services		18,320,000		19,993,000				38,313,000

Sub-total, Support to Operations		18,320,000		19,993,000				38,313,000

Operations
HIGHER EDUCATION PROGRAM		539,280,000		307,577,000		20,765,000		867,622,000

Provision of Higher Education Services		539,280,000		125,705,000		20,765,000		685,750,000
Free Higher Education				181,872,000				181,872,000
ADVANCED EDUCATION PROGRAM		600,000		1,790,000				2,390,000

Provision of Advanced Education Services		600,000		1,790,000				2,390,000
RESEARCH PROGRAM		22,830,000		32,681,000				55,511,000

Conduct of Research Services		22,830,000		32,681,000				55,511,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,900,000		7,702,000				11,602,000

Provision of Extension Services		3,900,000		7,702,000				11,602,000

JANUARY 5, 2026	OFFICIAL GAZETTE	769
STATE UNIVERSITIES AND COLLEGES

Sub-total, Operations		566,610,000		349,750,000		20,765,000		937,125,000

Total, Regular Programs		870,326,000		401,261,000		20,765,000		1,292,352,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Two-Storey Dormitory for Undergraduate Students, Main Campus						80,000,000		80,000,000
Construction of Digital Learning Spaces Center for World-Class Education Phase II, Main Campus						100,000,000		100,000,000
Construction of the College of Medicine Building, Baybay City						150,000,000		150,000,000

Sub-total, Locally-Funded Project(s)						330,000,000		330,000,000

Total, Project(s)						330,000,000		330,000,000

TOTAL NEW APPROPRIATIONS	₱	870,326,000	₱	401,261,000	₱	350,765,000	₱	1,622,352,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	533,798

Total Permanent Positions	533,798

Other Compensation Common to All
Personnel Economic Relief Allowance	24,096
Representation Allowance	366
Transportation Allowance	366
Clothing and Uniform Allowance	7,028
Honoraria	2,629
Mid-Year Bonus - Civilian	44,484
Year End Bonus	44,484
Cash Gift	5,020
Productivity Enhancement Incentive	5,020
Step Increment	1,335

Total Other Compensation Common to All	134,828

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,919
Night Shift Differential Pay	688

770	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Lump-sum for Filling of Positions - Civilian	119,777

Total Other Compensation for Specific Groups	122,384

Other Benefits
PAG-IBIG Contributions	2,409
PhilHealth Contributions	12,409
Employees Compensation Insurance Premiums	1,205
Loyalty Award - Civilian	635
Terminal Leave	25,489

Total Other Benefits	42,147

Non-Permanent Positions	37,169

Total Personnel Services	870,326

Maintenance and Other Operating Expenses
Travelling Expenses	15,706
Training and Scholarship Expenses	36,338
Supplies and Materials Expenses	29,967
Utility Expenses	25,790
Communication Expenses	11,109
Awards/Rewards and Prizes	2,656
Survey, Research, Exploration and Development Expenses	5,415
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	15,566
General Services	25,168
Repairs and Maintenance	17,271
Financial Assistance/Subsidy	181,872
Taxes, Insurance Premiums and Other Fees	4,847
Labor and Wages	16,122
Other Maintenance and Operating Expenses
Advertising Expenses	311
Printing and Publication Expenses	1,137
Representation Expenses	3,689
Rent/Lease Expenses	166
Membership Dues and Contributions to Organizations	1,305
Subscription Expenses	4,046
Other Maintenance and Operating Expenses	2,582

Total Maintenance and Other Operating Expenses	401,261

Total Current Operating Expenditures	1,271,587

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	320,000
Machinery and Equipment Outlay	23,890
Furniture, Fixtures and Books Outlay	6,875

Total Capital Outlays	350,765

TOTAL NEW APPROPRIATIONS	1,622,352

JANUARY 5, 2026	OFFICIAL GAZETTE	771
STATE UNIVERSITIES AND COLLEGES

N. REGION IX - ZAMBOANGA PENINSULA

N.1. BASILAN STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	315,318,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	74,415,000	₱	15,431,000	₱		₱	89,846,000
Operations		84,866,000		110,606,000		8,000,000		203,472,000

HIGHER EDUCATION PROGRAM		84,866,000		103,940,000				188,806,000
RESEARCH PROGRAM				5,846,000				5,846,000
TECHNICAL ADVISORY EXTENSION PROGRAM				820,000		8,000,000		8,820,000

Total, Regular Programs		159,281,000		126,037,000		8,000,000		293,318,000

B. PROJECT(S)
Locally-Funded Project(s)				7,000,000		15,000,000		22,000,000

Total, Project(s)				7,000,000		15,000,000		22,000,000

TOTAL NEW APPROPRIATIONS	₱	159,281,000	₱	133,037,000	₱	23,000,000	₱	315,318,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	59,183,000	₱	15,431,000	₱	₱	74,614,000
Administration of Personnel Benefits		15,232,000					15,232,000

Sub-total, General Administration and Support		74,415,000		15,431,000			89,846,000

Operations
HIGHER EDUCATION PROGRAM		84,866,000		103,940,000			188,806,000

772	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Provision of Higher Education Services		84,866,000		25,809,000				110,675,000
Free Higher Education				78,131,000				78,131,000
RESEARCH PROGRAM				5,846,000				5,846,000

Conduct of Research Services				5,846,000				5,846,000
TECHNICAL ADVISORY EXTENSION PROGRAM				820,000		8,000,000		8,820,000

Provision of Extension Services				820,000		8,000,000		8,820,000

Sub-total, Operations		84,866,000		110,606,000		8,000,000		203,472,000

Total, Regular Programs		159,281,000		126,037,000		8,000,000		293,318,000

PROJECT(S)
Locally-Funded Project(s)
Conduct of Research on Product Development and Fish Products in Basilan Province				5,000,000		3,000,000		8,000,000
Futures Thinking Research Program				2,000,000				2,000,000
Construction of Academic Building, Including Animal Science Laboratory						12,000,000		12,000,000

Sub-total, Locally-Funded Project(s)				7,000,000		15,000,000		22,000,000

Total, Project(s)				7,000,000		15,000,000		22,000,000

TOTAL NEW APPROPRIATIONS	₱	159,281,000	₱	133,037,000	₱	23,000,000	₱	315,318,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	92,689

Total Permanent Positions	92,689

Other Compensation Common to All
Personnel Economic Relief Allowance	4,416
Representation Allowance	186
Transportation Allowance	186
Clothing and Uniform Allowance	1,288
Honoraria	18,969
Mid-Year Bonus - Civilian	7,724

JANUARY 5, 2026	OFFICIAL GAZETTE	773
STATE UNIVERSITIES AND COLLEGES

Year End Bonus	7,724
Cash Gift	920
Productivity Enhancement Incentive	920
Step Increment	232

Total Other Compensation Common to All	42,565

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	133
Lump-sum for Filling of Positions - Civilian	15,232

Total Other Compensation for Specific Groups	15,365

Other Benefits
PAG-IBIG Contributions	442
PhilHealth Contributions	2,271
Employees Compensation Insurance Premiums	221
Loyalty Award - Civilian	120

Total Other Benefits	3,054

Non-Permanent Positions	5,608

Total Personnel Services	159,281

Maintenance and Other Operating Expenses
Travelling Expenses	3,497
Training and Scholarship Expenses	486
Supplies and Materials Expenses	10,332
Utility Expenses	7,635
Communication Expenses	1,674
Awards/Rewards and Prizes	200
Survey, Research, Exploration and Development Expenses	12,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	120
General Services	7,390
Repairs and Maintenance	3,327
Financial Assistance/Subsidy	78,131
Taxes, Insurance Premiums and Other Fees	420
Other Maintenance and Operating Expenses
Advertising Expenses	114
Printing and Publication Expenses	98
Representation Expenses	2,385
Transportation and Delivery Expenses	10
Membership Dues and Contributions to Organizations	218
Other Maintenance and Operating Expenses	5,000

Total Maintenance and Other Operating Expenses	133,037

Total Current Operating Expenditures	292,318

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	12,000
Machinery and Equipment Outlay	3,000

774	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Transportation Equipment Outlay	8,000

Total Capital Outlays	23,000

TOTAL NEW APPROPRIATIONS	315,318

N.2. J. H. CERILLES STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	604,175,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A.REGULAR PROGRAMS
General Administration and Support	₱	99,886,000	₱	17,518,000	₱	180,000	₱	117,584,000
Operations		173,421,000		125,765,000		8,405,000		307,591,000

HIGHER EDUCATION PROGRAM		172,721,000		121,882,000		8,405,000		303,008,000
RESEARCH PROGRAM		300,000		2,968,000				3,268,000
TECHNICAL ADVISORY EXTENSION PROGRAM		400,000		915,000				1,315,000

Total, Regular Programs		273,307,000		143,283,000		8,585,000		425,175,000

B.PROJECT(S)
Locally-Funded Project(s)				5,000,000		174,000,000		179,000,000

Total, Project(s)				5,000,000		174,000,000		179,000,000

TOTAL NEW APPROPRIATIONS	₱	273,307,000	₱	148,283,000	₱	182,585,000	₱	604,175,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	83,889,000	₱	17,518,000	₱	180,000	₱	101,587,000

JANUARY 5, 2026	OFFICIAL GAZETTE	775
STATE UNIVERSITIES AND COLLEGES

Administration of Personnel Benefits		15,997,000						15,997,000

Sub-total, General Administration and Support		99,886,000		17,518,000		180,000		117,584,000

Operations
HIGHER EDUCATION PROGRAM		172,721,000		121,882,000		8,405,000		303,008,000

Provision of Higher Education Services		172,721,000		13,562,000		8,405,000		194,688,000
Free Higher Education				108,320,000				108,320,000
RESEARCH PROGRAM		300,000		2,968,000				3,268,000

Conduct of Research Services		300,000		2,968,000				3,268,000
TECHNICAL ADVISORY EXTENSION PROGRAM		400,000		915,000				1,315,000

Provision of Extension Services		400,000		915,000				1,315,000

Sub-total, Operations		173,421,000		125,765,000		8,405,000		307,591,000

Total, Regular Programs		273,307,000		143,283,000		8,585,000		425,175,000

PROJECT(S)
Locally-Funded Project(s)
Completion of Multi-Purpose Building (IT Building), JH Cerilles State College Main Campus						28,000,000		28,000,000
Completion of Academic Building in Dapiwak, Dumingag Campus						23,000,000		23,000,000
Construction of Two-Storey Female Dormitory, Main Campus						29,000,000		29,000,000
Development of Halal-Certified Goat Meat and Zamboanga Peninsula (ZAMPEN) Chicken Arroz Caldo: Value-Added Products for Enhancing Marketability and Micro, Small, and Medium Enterprise (MSME) Growth in Zamboanga Peninsula				5,000,000				5,000,000
Construction of Academic Building with Laboratories and Library, Biswangan, Lakewood Campus						30,000,000		30,000,000
Construction of Academic Building, Main Campus						30,000,000		30,000,000
Construction of Student Center Building, Caridad, Dumingag Campus						34,000,000		34,000,000

Sub-total, Locally-Funded Project(s)				5,000,000		174,000,000		179,000,000

Total, Project(s)				5,000,000		174,000,000		179,000,000

TOTAL NEW APPROPRIATIONS	₱	273,307,000	₱	148,283,000	₱	182,585,000	₱	604,175,000

776	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	197,096

Total Permanent Positions	197,096

Other Compensation Common to All
Personnel Economic Relief Allowance	8,952
Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	2,611
Honoraria	2,921
Mid-Year Bonus - Civilian	16,425
Year End Bonus	16,425
Cash Gift	1,865
Productivity Enhancement Incentive	1,865
Step Increment	493

Total Other Compensation Common to All	51,941

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	269
Lump-sum for Filling of Positions - Civilian	14,503
Anniversary Bonus - Civilian	1,146

Total Other Compensation for Specific Groups	15,918

Other Benefits
PAG-IBIG Contributions	895
PhilHealth Contributions	4,712
Employees Compensation Insurance Premiums	447
Loyalty Award - Civilian	225
Terminal Leave	1,494

Total Other Benefits	7,773

Non-Permanent Positions	579

Total Personnel Services	273,307

Maintenance and Other Operating Expenses
Travelling Expenses	2,000
Training and Scholarship Expenses	3,585

JANUARY 5, 2026	OFFICIAL GAZETTE	777
STATE UNIVERSITIES AND COLLEGES

Supplies and Materials Expenses	9,621
Utility Expenses	8,270
Communication Expenses	2,808
Awards/Rewards and Prizes	150
Survey, Research, Exploration and Development Expenses	5,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	450
General Services	3,400
Repairs and Maintenance	1,146
Financial Assistance/Subsidy	108,320
Taxes, Insurance Premiums and Other Fees	722
Other Maintenance and Operating Expenses
Advertising Expenses	180
Printing and Publication Expenses	100
Representation Expenses	2,205
Transportation and Delivery Expenses	50
Membership Dues and Contributions to Organizations	140

Total Maintenance and Other Operating Expenses	148,283

Total Current Operating Expenditures	421,590

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	174,000
Machinery and Equipment Outlay	8,585

Total Capital Outlays	182,585

TOTAL NEW APPROPRIATIONS	604,175

N.3. JOSE RIZAL MEMORIAL STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	938,741,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	182,833,000	₱	38,038,000	₱	3,600,000	₱	224,471,000
Operations		373,161,000		290,109,000		8,000,000		671,270,000

HIGHER EDUCATION PROGRAM		373,161,000		283,815,000		8,000,000		664,976,000
RESEARCH PROGRAM				3,918,000				3,918,000

778	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

TECHNICAL ADVISORY EXTENSION PROGRAM				2,376,000				2,376,000

Total, Regular Programs		555,994,000		328,147,000		11,600,000		895,741,000

B. PROJECT(S)
Locally-Funded Project(s)				5,000,000		38,000,000		43,000,000

Total, Project(s)				5,000,000		38,000,000		43,000,000

TOTAL NEW APPROPRIATIONS	₱	555,994,000	₱	333,147,000	₱	49,600,000	₱	938,741,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	134,162,000	₱	38,038,000	₱	3,600,000	₱	175,800,000
Administration of Personnel Benefits		48,671,000						48,671,000

Sub-total, General Administration and Support		182,833,000		38,038,000		3,600,000		224,471,000

Operations
HIGHER EDUCATION PROGRAM		373,161,000		283,815,000		8,000,000		664,976,000

Provision of Higher Education Services		373,161,000		23,772,000		8,000,000		404,933,000
Free Higher Education				260,043,000				260,043,000
RESEARCH PROGRAM				3,918,000				3,918,000

Conduct of Research Services				3,918,000				3,918,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,376,000				2,376,000
Provision of Extension Services				2,376,000				2,376,000

Sub-total, Operations		373,161,000		290,109,000		8,000,000		671,270,000

Total, Regular Programs		555,994,000		328,147,000		11,600,000		895,741,000

PROJECT(S)
Locally-Funded Project(s)
Research on the Development, Production, and

JANUARY 5, 2026	OFFICIAL GAZETTE	779
STATE UNIVERSITIES AND COLLEGES

Commercialization of a Mobile Solar-Powered Sprayer for Calamansi and Mango Growers				5,000,000				5,000,000
Construction of Two-Storey, Ten-Classroom Building with Facilities, School of Engineering						18,000,000		18,000,000
Repair/Rehabilitation of Track and Field Oval, Main Campus						20,000,000		20,000,000

Sub-total, Locally-Funded Project(s)				5,000,000		38,000,000		43,000,000

Total, Project(s)				5,000,000		38,000,000		43,000,000

TOTAL NEW APPROPRIATIONS	₱	555,994,000	₱	333,147,000	₱	49,600,000	₱	938,741,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	390,413

Total Permanent Positions	390,413

Other Compensation Common to All
Personnel Economic Relief Allowance	15,708
Representation Allowance	396
Transportation Allowance	396
Clothing and Uniform Allowance	4,585
Honoraria	535
Mid-Year Bonus - Civilian	32,535
Year End Bonus	32,535
Cash Gift	3,275
Productivity Enhancement Incentive	3,275
Step Increment	976

Total Other Compensation Common to All	94,216

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	40
Lump-sum for Filling of Positions - Civilian	42,602

Total Other Compensation for Specific Groups	42,642

Other Benefits
PAG-IBIG Contributions	1,572
PhilHealth Contributions	8,975
Employees Compensation Insurance Premiums	786

780	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Loyalty Award - Civilian	380
Terminal Leave	6,069

Total Other Benefits	17,782

Non-Permanent Positions	10,941

Total Personnel Services	555,994

Maintenance and Other Operating Expenses
Travelling Expenses	6,814
Training and Scholarship Expenses	4,190
Supplies and Materials Expenses	17,796
Utility Expenses	17,566
Communication Expenses	1,102
Awards/Rewards and Prizes	1,370
Survey, Research, Exploration and Development Expenses	5,100
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	112
Professional Services	1,246
General Services	8,689
Repairs and Maintenance	3,096
Financial Assistance/Subsidy	260,043
Taxes, Insurance Premiums and Other Fees	2,335
Labor and Wages	400
Other Maintenance and Operating Expenses
Advertising Expenses	22
Printing and Publication Expenses	173
Representation Expenses	1,395
Transportation and Delivery Expenses	124
Rent/Lease Expenses	100
Membership Dues and Contributions to Organizations	460
Subscription Expenses	140
Other Maintenance and Operating Expenses	874

Total Maintenance and Other Operating Expenses	333,147

Total Current Operating Expenditures	889,141

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	38,000
Machinery and Equipment Outlay	11,600

Total Capital Outlays	49,600

TOTAL NEW APPROPRIATIONS	938,741

N.4. WESTERN MINDANAO STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,384,843,000

New Appropriations, by Programs/Projects

JANUARY 5, 2026	OFFICIAL GAZETTE	781
STATE UNIVERSITIES AND COLLEGES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	263,713,000	₱	64,374,000	₱	620,000	₱	328,707,000
Support to Operations		1,989,000						1,989,000
Operations		619,301,000		165,756,000		9,090,000		794,147,000

HIGHER EDUCATION PROGRAM		610,735,000		156,240,000		9,090,000		776,065,000
RESEARCH PROGRAM		4,929,000		6,958,000				11,887,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,637,000		2,558,000				6,195,000

Total, Regular Programs		885,003,000		230,130,000		9,710,000		1,124,843,000

B. PROJECT(S)
Locally-Funded Project(s)				5,000,000		255,000,000		260,000,000

Total, Project(s)				5,000,000		255,000,000		260,000,000

TOTAL NEW APPROPRIATIONS	₱	885,003,000	₱	235,130,000	₱	264,710,000	₱	1,384,843,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	86,593,000	₱	64,374,000	₱	620,000	₱	151,587,000
Administration of Personnel Benefits		177,120,000						177,120,000

Sub-total, General Administration and Support		263,713,000		64,374,000		620,000		328,707,000

Support to Operations
Auxiliary Services		1,989,000						1,989,000

Sub-total, Support to Operations		1,989,000						1,989,000

782	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Operations
HIGHER EDUCATION PROGRAM		610,735,000		156,240,000		9,090,000		776,065,000

Provision of Higher Education Services		610,735,000		35,125,000		9,090,000		654,950,000
Free Higher Education				121,115,000				121,115,000
RESEARCH PROGRAM		4,929,000		6,958,000				11,887,000

Conduct of Research Services		4,929,000		6,958,000				11,887,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,637,000		2,558,000				6,195,000

Provision of Extension Services		3,637,000		2,558,000				6,195,000

Sub-total, Operations		619,301,000		165,756,000		9,090,000		794,147,000

Total, Regular Programs		885,003,000		230,130,000		9,710,000		1,124,843,000

PROJECT(S)
Locally-Funded Project(s)
Construction of the College of Science and Mathematics Laboratory						47,000,000		47,000,000
Construction of the College of Liberal Arts School Infrastructure						96,000,000		96,000,000
Construction of the College of Engineering School Infrastructure						82,000,000		82,000,000
Development and Commercialization of Enriched Instant Cassava-Based Pasta for Disaster-Preparedness in Zamboanga Peninsula				5,000,000				5,000,000
Construction of Three-Storey College of Agriculture Academic Building, San Ramos Campus						30,000,000		30,000,000

Sub-total, Locally-Funded Project(s)				5,000,000		255,000,000		260,000,000

Total, Project(s)				5,000,000		255,000,000		260,000,000

TOTAL NEW APPROPRIATIONS	₱	885,003,000	₱	235,130,000	₱	264,710,000	₱	1,384,843,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

JANUARY 5, 2026	OFFICIAL GAZETTE	783
STATE UNIVERSITIES AND COLLEGES

Permanent Positions
Basic Salary	549,173

Total Permanent Positions	549,173

Other Compensation Common to All
Personnel Economic Relief Allowance	19,776
Representation Allowance	396
Transportation Allowance	396
Clothing and Uniform Allowance	5,768
Honoraria	6,393
Mid-Year Bonus - Civilian	45,764
Year End Bonus	45,764
Cash Gift	4,120
Productivity Enhancement Incentive	4,120
Step Increment	1,373

Total Other Compensation Common to All	133,870

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	410
Lump-sum for Filling of Positions - Civilian	170,294

Total Other Compensation for Specific Groups	170,704

Other Benefits
PAG-IBIG Contributions	1,978
PhilHealth Contributions	12,658
Employees Compensation Insurance Premiums	989
Loyalty Award - Civilian	465
Terminal Leave	6,826

Total Other Benefits	22,916

Non-Permanent Positions	8,340

Total Personnel Services	885,003

Maintenance and Other Operating Expenses
Travelling Expenses	8,839
Training and Scholarship Expenses	5,058
Supplies and Materials Expenses	9,383
Utility Expenses	22,294
Communication Expenses	7,927
Awards/Rewards and Prizes	720
Survey, Research, Exploration and Development Expenses	5,030
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	15,372
General Services	20,467

784	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Repairs and Maintenance	2,519
Financial Assistance/Subsidy	123,089
Taxes, Insurance Premiums and Other Fees	6,042
Labor and Wages	1,804
Other Maintenance and Operating Expenses
Advertising Expenses	575
Printing and Publication Expenses	657
Representation Expenses	1,716
Transportation and Delivery Expenses	325
Rent/Lease Expenses	120
Membership Dues and Contributions to Organizations	420
Subscription Expenses	448
Other Maintenance and Operating Expenses	2,175

Total Maintenance and Other Operating Expenses	235,130

Total Current Operating Expenditures	1,120,133

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	255,000
Machinery and Equipment Outlay	8,620
Furniture, Fixtures and Books Outlay	1,090

Total Capital Outlays	264,710

TOTAL NEW APPROPRIATIONS	1,384,843

N.5. ZAMBOANGA PENINSULA POLYTECHNIC STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	719,320,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A.REGULAR PROGRAMS
General Administration and Support	₱	71,697,000	₱	46,602,000	₱		₱	118,299,000
Operations		165,801,000		178,246,000		23,974,000		368,021,000

HIGHER EDUCATION PROGRAM		165,205,000		177,384,000		23,974,000		366,563,000
RESEARCH PROGRAM		596,000		409,000				1,005,000
TECHNICAL ADVISORY EXTENSION PROGRAM				453,000				453,000

Total, Regular Programs		237,498,000		224,848,000		23,974,000		486,320,000

JANUARY 5, 2026	OFFICIAL GAZETTE	785
STATE UNIVERSITIES AND COLLEGES

B.PROJECT(S)
Locally-Funded Project(s)				5,000,000		228,000,000		233,000,000

Total, Project(s)				5,000,000		228,000,000		233,000,000

TOTAL NEW APPROPRIATIONS	₱	237,498,000	₱	229,848,000	₱	251,974,000	₱	719,320,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	61,958,000	₱	46,602,000	₱		₱	108,560,000
Administration of Personnel Benefits		9,739,000						9,739,000

Sub-total, General Administration and Support		71,697,000		46,602,000				118,299,000

Operations
HIGHER EDUCATION PROGRAM		165,205,000		177,384,000		23,974,000		366,563,000

Provision of Higher Education Services		165,205,000		10,694,000		23,974,000		199,873,000
Free Higher Education				166,690,000				166,690,000
RESEARCH PROGRAM		596,000		409,000				1,005,000

Conduct of Various Research Activities		596,000		409,000				1,005,000
TECHNICAL ADVISORY EXTENSION PROGRAM				453,000				453,000

Provision of Extension Services				453,000				453,000

Sub-total, Operations		165,801,000		178,246,000		23,974,000		368,021,000

Total, Regular Programs		237,498,000		224,848,000		23,974,000		486,320,000

PROJECT(S)
Locally-Funded Project(s)
Construction of University Dormitory						160,000,000		160,000,000
Construction of Student Services and Multipurpose Building						50,000,000		50,000,000

786	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Design, Development, Commercialization and Performance Testing of Multipurpose Pelletizing Machine				5,000,000				5,000,000
Construction of Technology Building Phase I, College of Engineering and Technology						18,000,000		18,000,000

Sub-total, Locally-Funded Project(s)				5,000,000		228,000,000		233,000,000

Total, Project(s)				5,000,000		228,000,000		233,000,000

TOTAL NEW APPROPRIATIONS	₱	237,498,000	₱	229,848,000	₱	251,974,000	₱	719,320,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	171,938

Total Permanent Positions	171,938

Other Compensation Common to All
Personnel Economic Relief Allowance	7,512
Representation Allowance	264
Transportation Allowance	264
Clothing and Uniform Allowance	2,191
Honoraria	4,521
Mid-Year Bonus - Civilian	14,328
Year End Bonus	14,328
Cash Gift	1,565
Productivity Enhancement Incentive	1,565
Step Increment	430

Total Other Compensation Common to All	46,968

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	90
Hazard Duty Pay	637
Lump-sum for Filling of Positions - Civilian	8,874
Anniversary Bonus - Civilian	915

Total Other Compensation for Specific Groups	10,516

Other Benefits
PAG-IBIG Contributions	752
PhilHealth Contributions	4,206

JANUARY 5, 2026	OFFICIAL GAZETTE	787
STATE UNIVERSITIES AND COLLEGES

Employees Compensation Insurance Premiums	376
Loyalty Award - Civilian	140
Terminal Leave	865

Total Other Benefits	6,339

Non-Permanent Positions	1,737

Total Personnel Services	237,498

Maintenance and Other Operating Expenses
Travelling Expenses	5,938
Training and Scholarship Expenses	3,472
Supplies and Materials Expenses	4,905
Utility Expenses	16,223
Communication Expenses	2,468
Awards/Rewards and Prizes	100
Survey, Research, Exploration and Development Expenses	5,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	2,761
General Services	12,175
Repairs and Maintenance	1,738
Financial Assistance/Subsidy	166,690
Taxes, Insurance Premiums and Other Fees	2,351
Labor and Wages	2,856
Other Maintenance and Operating Expenses
Advertising Expenses	25
Printing and Publication Expenses	180
Representation Expenses	2,733
Membership Dues and Contributions to Organizations	82
Subscription Expenses	15

Total Maintenance and Other Operating Expenses	229,848

Total Current Operating Expenditures	467,346

Capital Outlays
Property, Plant and Equipment Outlay Buildings and Other Structures	228,000
Machinery and Equipment Outlay	20,522
Furniture, Fixtures and Books Outlay	3,452

Total Capital Outlays	251,974

TOTAL NEW APPROPRIATIONS	719,320

N.6. ZAMBOANGA STATE COLLEGE OF MARINE SCIENCES AND TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	342,465,000

New Appropriations, by Programs/Projects

788	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	96,360,000	₱	10,230,000	₱	2,300,000	₱	108,890,000
Operations		121,262,000		78,693,000		620,000		200,575,000

HIGHER EDUCATION PROGRAM		121,262,000		76,541,000		620,000		198,423,000
RESEARCH PROGRAM				1,194,000				1,194,000
TECHNICAL ADVISORY EXTENSION PROGRAM				958,000				958,000

Total, Regular Programs		217,622,000		88,923,000		2,920,000		309,465,000

B. PROJECT(S)
Locally-Funded Project(s)				5,000,000		28,000,000		33,000,000

Total, Project(s)				5,000,000		28,000,000		33,000,000

TOTAL NEW APPROPRIATIONS	₱	217,622,000	₱	93,923,000	₱	30,920,000	₱	342,465,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	63,618,000	₱	10,230,000	₱	2,300,000	₱	76,148,000
Administration of Personnel Benefits		32,742,000						32,742,000

Sub-total, General Administration and Support		96,360,000		10,230,000		2,300,000		108,890,000

Operations
HIGHER EDUCATION PROGRAM		121,262,000		76,541,000		620,000		198,423,000

Provision of Higher Education Services		121,262,000		11,504,000		620,000		133,386,000
Free Higher Education				65,037,000				65,037,000
RESEARCH PROGRAM				1,194,000				1,194,000

Conduct of Research Services				1,194,000				1,194,000

JANUARY 5, 2026	OFFICIAL GAZETTE	789
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM				958,000				958,000

Provision of Extension Services				958,000				958,000

Sub-total, Operations		121,262,000		78,693,000		620,000		200,575,000

Total, Regular Programs		217,622,000		88,923,000		2,920,000		309,465,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Rainwater Catching Facilities						2,000,000		2,000,000
Upgrade and Digitalization of Zamboanga State College of Marine Sciences and Technology (ZSCMST) Gymnasium into ZSCMST Multi-Activity Center - Phase II						8,000,000		8,000,000
Sardines Fry Production through Artificial Egg Incubation and Technology Commercialization (SPARC)				5,000,000				5,000,000
Construction of Academic Building 2, Phase I						18,000,000		18,000,000

Sub-total, Locally-Funded Project(s)				5,000,000		28,000,000		33,000,000

Total, Project(s)				5,000,000		28,000,000		33,000,000

TOTAL NEW APPROPRIATIONS	₱	217,622,000	₱	93,923,000	₱	30,920,000	₱	342,465,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	139,082

Total Permanent Positions	139,082

Other Compensation Common to All
Personnel Economic Relief Allowance	6,408
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	1,869
Honoraria	502
Mid-Year Bonus - Civilian	11,590
Year End Bonus	11,590
Cash Gift	1,335

790	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Productivity Enhancement Incentive	1,335
Step Increment	347

Total Other Compensation Common to All	35,396

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	40
Laundry Allowance	5
Hazard Duty Pay	379
Lump-sum for Filling of Positions - Civilian	32,527
Anniversary Bonus - Civilian	843

Total Other Compensation for Specific Groups	33,794

Other Benefits
PAG-IBIG Contributions	641
PhilHealth Contributions	3,419
Employees Compensation Insurance Premiums	321
Loyalty Award - Civilian	220
Terminal Leave	215

Total Other Benefits	4,816

Non-Permanent Positions	4,534

Total Personnel Services	217,622

Maintenance and Other Operating Expenses
Travelling Expenses	2,895
Training and Scholarship Expenses	1,572
Supplies and Materials Expenses	2,647
Utility Expenses	7,939
Communication Expenses	1,060
Survey, Research, Exploration and Development Expenses	5,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	840
General Services	1,900
Repairs and Maintenance	1,400
Financial Assistance/Subsidy	65,037
Taxes, Insurance Premiums and Other Fees	1,366
Labor and Wages	1,500
Other Maintenance and Operating Expenses
Printing and Publication Expenses	122
Membership Dues and Contributions to Organizations	150
Subscription Expenses	45
Other Maintenance and Operating Expenses	300

Total Maintenance and Other Operating Expenses	93,923

Total Current Operating Expenditures	311,545

JANUARY 5, 2026	OFFICIAL GAZETTE	791
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	26,000
Machinery and Equipment Outlay	3,640
Furniture, Fixtures and Books Outlay	1,280

Total Capital Outlays	30,920

TOTAL NEW APPROPRIATIONS	342,465

792	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

O. REGION X - NORTHERN MINDANAO

O.1. BUKIDNON STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,140,990,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	130,421,000	₱	164,395,000	₱		₱	294,816,000
Support to Operations		1,650,000		5,683,000				7,333,000
Operations		387,230,000		281,676,000		35,000,000		703,906,000

HIGHER EDUCATION PROGRAM		366,698,000		279,058,000				645,756,000
ADVANCED EDUCATION PROGRAM		18,186,000				35,000,000		53,186,000
RESEARCH PROGRAM				1,168,000				1,168,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,346,000		1,450,000				3,796,000

Total, Regular Programs		519,301,000		451,754,000		35,000,000		1,006,055,000

B. PROJECT(S)
Locally-Funded Project(s)				2,710,000		132,225,000		134,935,000

Total, Project(s)				2,710,000		132,225,000		134,935,000

TOTAL NEW APPROPRIATIONS	₱	519,301,000	₱	454,464,000	₱	167,225,000	₱	1,140,990,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	61,030,000	₱	164,395,000	₱	₱	225,425,000
Administration of Personnel Benefits		69,391,000					69,391,000

Sub-total, General Administration and Support		130,421,000		164,395,000			294,816,000

JANUARY 5, 2026	OFFICIAL GAZETTE	793
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		1,650,000		5,683,000				7,333,000

Sub-total, Support to Operations		1,650,000		5,683,000				7,333,000

Operations
HIGHER EDUCATION PROGRAM		366,698,000		279,058,000				645,756,000

Provision of Higher Education Services		366,698,000		89,997,000				456,695,000
Free Higher Education				189,061,000				189,061,000
ADVANCED EDUCATION PROGRAM		18,186,000				35,000,000		53,186,000

Provision of Advanced Education Services		18,186,000				35,000,000		53,186,000
RESEARCH PROGRAM				1,168,000				1,168,000

Conduct of Research Services				1,168,000				1,168,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,346,000		1,450,000				3,796,000

Provision of Extension Services		2,346,000		1,450,000				3,796,000

Sub-total, Operations		387,230,000		281,676,000		35,000,000		703,906,000

Total, Regular Programs		519,301,000		451,754,000		35,000,000		1,006,055,000

PROJECT(S)
Locally-Funded Project(s)
Establishment of Smart Classrooms				2,040,000		14,725,000		16,765,000
Classroom Enhancement Project				670,000		17,500,000		18,170,000
Completion Of BukSU Hotel Training Laboratory with Furniture, Fixtures and Equipment						50,000,000		50,000,000
Completion of Five-Storey Academic Building, Phase II, Quezon Campus						25,000,000		25,000,000
Completion of Five-Storey Academic Building, Phase II, Kalilangan Campus						25,000,000		25,000,000

Sub-total, Locally-Funded Project(s)				2,710,000		132,225,000		134,935,000

Total, Project(s)				2,710,000		132,225,000		134,935,000

TOTAL NEW APPROPRIATIONS	₱	519,301,000	₱	454,464,000	₱	167,225,000	₱	1,140,990,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

794	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	347,503

Total Permanent Positions	347,503

Other Compensation Common to All
Personnel Economic Relief Allowance	13,608
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	3,969
Honoraria	6,157
Mid-Year Bonus - Civilian	28,959
Year End Bonus	28,959
Cash Gift	2,835
Productivity Enhancement Incentive	2,835
Step Increment	870

Total Other Compensation Common to All	88,756

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	164
Lump-sum for Filling of Positions - Civilian	69,290

Total Other Compensation for Specific Groups	69,454

Other Benefits
PAG-IBIG Contributions	1,361
PhilHealth Contributions	8,272
Employees Compensation Insurance Premiums	681
Loyalty Award - Civilian	340
Terminal Leave	101

Total Other Benefits	10,755

Non-Permanent Positions	2,833

Total Personnel Services	519,301

Maintenance and Other Operating Expenses
Travelling Expenses	17,405
Training and Scholarship Expenses	15,320
Supplies and Materials Expenses	30,797
Utility Expenses	40,174
Communication Expenses	979

JANUARY 5, 2026	OFFICIAL GAZETTE	795
STATE UNIVERSITIES AND COLLEGES

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	350
General Services	115,563
Repairs and Maintenance	7,136
Financial Assistance/Subsidy	189,061
Taxes, Insurance Premiums and Other Fees	9,608
Other Maintenance and Operating Expenses
Advertising Expenses	69
Printing and Publication Expenses	1,515
Representation Expenses	2,318
Transportation and Delivery Expenses	171
Membership Dues and Contributions to Organizations	58
Subscription Expenses	967
Other Maintenance and Operating Expenses	22,823

Total Maintenance and Other Operating Expenses	454,464

Total Current Operating Expenditures	973,765

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	90,000
Machinery and Equipment Outlay	37,225
Furniture, Fixtures and Books Outlay	40,000

Total Capital Outlays	167,225

TOTAL NEW APPROPRIATIONS	1,140,990

O.2. CAMIGUIN POLYTECHNIC STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	286,989,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	30,373,000	₱	6,982,000	₱	₱	37,355,000
Operations		71,579,000		32,455,000			104,034,000

HIGHER EDUCATION PROGRAM		67,067,000		32,455,000			99,522,000
ADVANCED EDUCATION PROGRAM		4,512,000					4,512,000

Total, Regular Programs		101,952,000		39,437,000			141,389,000

796	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

B. PROJECT(S)
Locally-Funded Project(s)						145,600,000		145,600,000

Total, Project(s)						145,600,000		145,600,000

TOTAL NEW APPROPRIATIONS	₱	101,952,000	₱	39,437,000	₱	145,600,000	₱	286,989,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	28,227,000	₱	6,982,000	₱		₱	35,209,000
Administration of Personnel Benefits		2,146,000						2,146,000

Sub-total, General Administration and Support		30,373,000		6,982,000				37,355,000

Operations
HIGHER EDUCATION PROGRAM		67,067,000		32,455,000				99,522,000

Provision of Higher Education Services		67,067,000		16,214,000				83,281,000
Free Higher Education				16,241,000				16,241,000
ADVANCED EDUCATION PROGRAM		4,512,000						4,512,000

Provision of Advanced Education Services		4,512,000						4,512,000

Sub-total, Operations		71,579,000		32,455,000				104,034,000

Total, Regular Programs		101,952,000		39,437,000				141,389,000

PROJECT(S)
Locally-Funded Project(s)
Completion of Three-Storey Engineering Building with Furniture, Fixtures and Equipment						20,000,000		20,000,000
Construction of Three-Storey Academic Building Phase II with Laboratory and Furniture and Fixtures, Catarman Campus						50,000,000		50,000,000
Rehabilitation of Drainage System and Water System of Camiguin Polytechnic State College Campus						45,600,000		45,600,000

JANUARY 5, 2026	OFFICIAL GAZETTE	797
STATE UNIVERSITIES AND COLLEGES

Construction of Three-Storey Smart Institute of Technology Building, Main Campus						30,000,000		30,000,000

Sub-total, Locally-Funded Project(s)						145,600,000		145,600,000

Total, Project(s)						145,600,000		145,600,000

TOTAL NEW APPROPRIATIONS	₱	101,952,000	₱	39,437,000	₱	145,600,000	₱	286,989,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								77,293

Total Permanent Positions								77,293

Other Compensation Common to All
Personnel Economic Relief Allowance								3,672
Representation Allowance								120
Transportation Allowance								120
Clothing and Uniform Allowance								1,071
Honoraria								291
Mid-Year Bonus - Civilian								6,441
Year End Bonus								6,441
Cash Gift								765
Productivity Enhancement Incentive								765
Step Increment								193

Total Other Compensation Common to All								19,879

Other Compensation for Specific Groups
Magna Carta for Public Health Workers								142
Lump-sum for Filling of Positions - Civilian								1,062

Total Other Compensation for Specific Groups								1,204

Other Benefits
PAG-IBIG Contributions								367
PhilHealth Contributions								1,901
Employees Compensation Insurance Premiums								184
Loyalty Award - Civilian								40
Terminal Leave								1,084

Total Other Benefits								3,576

Total Personnel Services								101,952

798	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Maintenance and Other Operating Expenses
Travelling Expenses	2,320
Training and Scholarship Expenses	2,000
Supplies and Materials Expenses	3,854
Utility Expenses	5,500
Communication Expenses	1,130
Survey, Research, Exploration and Development Expenses	500
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	380
General Services	1,004
Repairs and Maintenance	550
Financial Assistance/Subsidy	16,241
Taxes, Insurance Premiums and Other Fees	2,808
Other Maintenance and Operating Expenses
Representation Expenses	1,500
Membership Dues and Contributions to Organizations	145
Subscription Expenses	286
Other Maintenance and Operating Expenses	1,109

Total Maintenance and Other Operating Expenses	39,437

Total Current Operating Expenditures	141,389

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	45,600
Buildings and Other Structures	100,000

Total Capital Outlays	145,600

TOTAL NEW APPROPRIATIONS	286,989

O.3. CENTRAL MINDANAO UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,155,307,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	140,022,000	₱	119,290,000	₱		₱	259,312,000
Support to Operations		87,719,000		8,464,000				96,183,000
Operations		461,977,000		242,035,000		10,800,000		714,812,000

HIGHER EDUCATION PROGRAM		432,902,000		227,924,000		5,800,000		666,626,000

JANUARY 5, 2026	OFFICIAL GAZETTE	799
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM		13,112,000		12,644,000		5,000,000		30,756,000
TECHNICAL ADVISORY EXTENSION PROGRAM		15,963,000		1,467,000				17,430,000

Total, Regular Programs		689,718,000		369,789,000		10,800,000		1,070,307,000

B. PROJECT(S)
Locally-Funded Project(s)						85,000,000		85,000,000

Total, Project(s)						85,000,000		85,000,000

TOTAL NEW APPROPRIATIONS	₱	689,718,000	₱	369,789,000	₱	95,800,000	₱	1,155,307,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	72,677,000	₱	119,290,000	₱		₱	191,967,000
Administration of Personnel Benefits		67,345,000						67,345,000

Sub-total, General Administration and Support		140,022,000		119,290,000				259,312,000

Support to Operations
Auxiliary Services		87,719,000		8,464,000				96,183,000

Sub-total, Support to Operations		87,719,000		8,464,000				96,183,000

Operations
HIGHER EDUCATION PROGRAM		432,902,000		227,924,000		5,800,000		666,626,000

Provision of Higher Education Services		432,902,000		70,528,000		5,800,000		509,230,000
Free Higher Education				157,396,000				157,396,000
RESEARCH PROGRAM		13,112,000		12,644,000		5,000,000		30,756,000

Conduct of Research Services		13,112,000		12,644,000		5,000,000		30,756,000
TECHNICAL ADVISORY EXTENSION PROGRAM		15,963,000		1,467,000				17,430,000

Provision of Extension Services		15,963,000		1,467,000				17,430,000

Sub-total, Operations		461,977,000		242,035,000		10,800,000		714,812,000

Total, Regular Programs		689,718,000		369,789,000		10,800,000		1,070,307,000

800	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PROJECT(S)
Locally-Funded Project(s)
University Chemical Wastes Storage Facility with Furniture, Fixtures and Equipment						10,000,000		10,000,000
Resilience Hub: Construction of a Modern Two-Storey Command Center for the Office of the Disaster Risk Reduction and Management with Furniture, Fixtures and Equipment						10,000,000		10,000,000
Construction of a Foreign Student Dormitory Building with Furniture, Fixtures and Equipment and Land Development						10,000,000		10,000,000
Construction of Academic Building - College of Education						45,000,000		45,000,000
Construction of Covered Court, Main Campus						10,000,000		10,000,000

Sub-total, Locally-Funded Project(s)						85,000,000		85,000,000

Total, Project(s)						85,000,000		85,000,000

TOTAL NEW APPROPRIATIONS	₱	689,718,000	₱	369,789,000	₱	95,800,000	₱	1,155,307,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								480,077

Total Permanent Positions								480,077

Other Compensation Common to All
Personnel Economic Relief Allowance								20,736
Representation Allowance								294
Transportation Allowance								294
Clothing and Uniform Allowance								6,048
Honoraria								2,454
Mid-Year Bonus - Civilian								40,006
Year End Bonus								40,006
Cash Gift								4,320
Productivity Enhancement Incentive								4,320
Step Increment								1,200

Total Other Compensation Common to All								119,678

JANUARY 5, 2026	OFFICIAL GAZETTE	801
STATE UNIVERSITIES AND COLLEGES

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,992
Lump-sum for Filling of Positions - Civilian	60,059

Total Other Compensation for Specific Groups	62,051

Other Benefits
PAG-IBIG Contributions	2,074
PhilHealth Contributions	10,920
Employees Compensation Insurance Premiums	1,037
Loyalty Award - Civilian	520
Terminal Leave	7,286

Total Other Benefits	21,837

Non-Permanent Positions	6,075

Total Personnel Services	689,718

Maintenance and Other Operating Expenses
Travelling Expenses	12,802
Training and Scholarship Expenses	36,872
Supplies and Materials Expenses	35,125
Utility Expenses	20,642
Communication Expenses	2,513
Awards/Rewards and Prizes	5,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	310
Professional Services	5,286
General Services	15,055
Repairs and Maintenance	31,847
Financial Assistance/Subsidy	157,396
Taxes, Insurance Premiums and Other Fees	22,184
Other Maintenance and Operating Expenses
Advertising Expenses	111
Printing and Publication Expenses	221
Representation Expenses	310
Membership Dues and Contributions to Organizations	209
Other Maintenance and Operating Expenses	23,906

Total Maintenance and Other Operating Expenses	369,789

Total Current Operating Expenditures	1,059,507

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	85,000
Machinery and Equipment Outlay	10,800

Total Capital Outlays	95,800

TOTAL NEW APPROPRIATIONS	1,155,307

802	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

O.4. MSU-ILIGAN INSTITUTE OF TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,657,584,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	241,592,000	₱	85,224,000	₱		₱	326,816,000
Support to Operations		26,300,000		109,887,000		8,700,000		144,887,000
Operations		799,409,000		246,472,000		25,000,000		1,070,881,000

HIGHER EDUCATION PROGRAM		740,054,000		168,299,000		25,000,000		933,353,000
ADVANCED EDUCATION PROGRAM		32,334,000		1,819,000				34,153,000
RESEARCH PROGRAM		22,918,000		64,391,000				87,309,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,103,000		11,963,000				16,066,000

Total, Regular Programs		1,067,301,000		441,583,000		33,700,000		1,542,584,000

B. PROJECT(S)
Locally-Funded Project(s)						115,000,000		115,000,000

Total, Project(s)						115,000,000		115,000,000

TOTAL NEW APPROPRIATIONS	₱	1,067,301,000	₱	441,583,000	₱	148,700,000	₱	1,657,584,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	86,466,000	₱	85,224,000	₱	₱	171,690,000
Administration of Personnel Benefits		155,126,000					155,126,000

Sub-total, General Administration and Support		241,592,000		85,224,000			326,816,000

JANUARY 5, 2026	OFFICIAL GAZETTE	803
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		26,300,000		109,887,000		8,700,000		144,887,000

Sub-total, Support to Operations		26,300,000		109,887,000		8,700,000		144,887,000

Operations
HIGHER EDUCATION PROGRAM		740,054,000		168,299,000		25,000,000		933,353,000

Provision of Higher Education Services		740,054,000		80,834,000		25,000,000		845,888,000
Free Higher Education				87,465,000				87,465,000
ADVANCED EDUCATION PROGRAM		32,334,000		1,819,000				34,153,000

Provision of Advanced Education Services		32,334,000		1,819,000				34,153,000
RESEARCH PROGRAM		22,918,000		64,391,000				87,309,000

Conduct of Research Services		22,918,000		64,391,000				87,309,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,103,000		11,963,000				16,066,000

Provision of Extension Services		4,103,000		11,963,000				16,066,000

Sub-total, Operations		799,409,000		246,472,000		25,000,000		1,070,881,000

Total, Regular Programs		1,067,301,000		441,583,000		33,700,000		1,542,584,000

PROJECT(S)
Locally-Funded Project(s)
Design and Build of the Graduate Academic Building						100,000,000		100,000,000
Repair and Rehabilitation of Various Academic Building and Structures						15,000,000		15,000,000

Sub-total, Locally-Funded Project(s)						115,000,000		115,000,000

Total, Project(s)						115,000,000		115,000,000

TOTAL NEW APPROPRIATIONS	₱	1,067,301,000	₱	441,583,000	₱	148,700,000	₱	1,657,584,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions

804	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Basic Salary	693,560

Total Permanent Positions	693,560

Other Compensation Common to All
Personnel Economic Relief Allowance	19,128
Representation Allowance	546
Transportation Allowance	546
Clothing and Uniform Allowance	5,579
Honoraria	3,093
Mid-Year Bonus - Civilian	57,796
Year End Bonus	57,797
Cash Gift	3,985
Productivity Enhancement Incentive	3,985
Step Increment	1,734

Total Other Compensation Common to All	154,189

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,444
Lump-sum for Filling of Positions - Civilian	143,483
Lump-sum for NBC 308	22,598

Total Other Compensation for Specific Groups	167,525

Other Benefits
PAG-IBIG Contributions	1,913
PhilHealth Contributions	14,419
Employees Compensation Insurance Premiums	956
Loyalty Award - Civilian	595
Terminal Leave	11,643

Total Other Benefits	29,526

Non-Permanent Positions	22,501

Total Personnel Services	1,067,301

Maintenance and Other Operating Expenses
Travelling Expenses	18,487
Training and Scholarship Expenses	37,678
Supplies and Materials Expenses	27,220
Utility Expenses	48,230
Communication Expenses	8,144
Awards/Rewards and Prizes	28,800
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	33,181
General Services	77,235
Repairs and Maintenance	21,706
Financial Assistance/Subsidy	87,465
Taxes, Insurance Premiums and Other Fees	11,160

JANUARY 5, 2026	OFFICIAL GAZETTE	805
STATE UNIVERSITIES AND COLLEGES

Other Maintenance and Operating Expenses
Printing and Publication Expenses	4,952
Representation Expenses	6,524
Transportation and Delivery Expenses	50
Rent/Lease Expenses	207
Membership Dues and Contributions to Organizations	301
Subscription Expenses	5,887
Other Maintenance and Operating Expenses	24,158

Total Maintenance and Other Operating Expenses	441,583

Total Current Operating Expenditures	1,508,884

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	115,000
Machinery and Equipment Outlay	10,000
Transportation Equipment Outlay	8,700
Other Property, Plant and Equipment Outlay	15,000

Total Capital Outlays	148,700

TOTAL NEW APPROPRIATIONS	1,657,584

O.5. NORTHERN BUKIDNON STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	295,145,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	43,958,000	₱		₱		₱	43,958,000
Operations		23,679,000		142,388,000				166,067,000

HIGHER EDUCATION PROGRAM		23,679,000		142,388,000				166,067,000

Total, Regular Programs		67,637,000		142,388,000				210,025,000

B. PROJECT(S)
Locally-Funded Project(s)						85,120,000		85,120,000

Total, Project(s)						85,120,000		85,120,000

TOTAL NEW APPROPRIATIONS	₱	67,637,000	₱	142,388,000	₱	85,120,000	₱	295,145,000

New Appropriations, by Programs/Activities/Projects

806	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	28,026,000	₱		₱		₱	28,026,000
Administration of Personnel Benefits		15,932,000						15,932,000

Sub-total, General Administration and Support		43,958,000						43,958,000

Operations
HIGHER EDUCATION PROGRAM		23,679,000		142,388,000				166,067,000

Provision of Higher Education Services		23,679,000		77,277,000				100,956,000
Free Higher Education				65,111,000				65,111,000

Sub-total, Operations		23,679,000		142,388,000				166,067,000

Total, Regular Programs		67,637,000		142,388,000				210,025,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Six-Storey Teacher Education Program Innovation Hub Phase II						60,120,000		60,120,000
Completion and Equipping of Four-Storey IT Building, Phase IV						25,000,000		25,000,000

Sub-total, Locally-Funded Project(s)						85,120,000		85,120,000

Total, Project(s)						85,120,000		85,120,000

TOTAL NEW APPROPRIATIONS	₱	67,637,000	₱	142,388,000	₱	85,120,000	₱	295,145,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								39,824

Total Permanent Positions								39,824

JANUARY 5, 2026	OFFICIAL GAZETTE	807
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	2,040
Representation Allowance	186
Transportation Allowance	186
Clothing and Uniform Allowance	595
Mid-Year Bonus - Civilian	3,319
Year End Bonus	3,319
Cash Gift	425
Productivity Enhancement Incentive	425
Step Increment	100

Total Other Compensation Common to All	10,595

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civilian	15,932

Total Other Compensation for Specific Groups	15,932

Other Benefits
PAG-IBIG Contributions	204
PhilHealth Contributions	980
Employees Compensation Insurance Premiums	102

Total Other Benefits	1,286

Total Personnel Services	67,637

Maintenance and Other Operating Expenses
Travelling Expenses	2,500
Training and Scholarship Expenses	2,500
Supplies and Materials Expenses	3,458
Utility Expenses	6,428
Communication Expenses	5,564
Awards/Rewards and Prizes	200
Survey, Research, Exploration and Development Expenses	8,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	116
Professional Services	250
General Services	3,500
Repairs and Maintenance	1,100
Financial Assistance/Subsidy	65,111
Taxes, Insurance Premiums and Other Fees	6,000
Labor and Wages	31,357
Other Maintenance and Operating Expenses
Printing and Publication Expenses	298
Representation Expenses	3,000
Subscription Expenses	1,906
Other Maintenance and Operating Expenses	1,100

Total Maintenance and Other Operating Expenses	142,388

Total Current Operating Expenditures	210,025

808	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	85,120

Total Capital Outlays	85,120

TOTAL NEW APPROPRIATIONS	295,145

O.6. NORTHWESTERN MINDANAO STATE COLLEGE OF SCIENCE AND TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	500,618,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	67,794,000	₱	16,257,000	₱		₱	84,051,000
Operations		90,418,000		167,149,000				257,567,000

HIGHER EDUCATION PROGRAM		89,856,000		164,328,000				254,184,000
RESEARCH PROGRAM		562,000		2,396,000				2,958,000
TECHNICAL ADVISORY EXTENSION PROGRAM				425,000				425,000

Total, Regular Programs		158,212,000		183,406,000				341,618,000

B. PROJECT(S)
Locally-Funded Project(s)						159,000,000		159,000,000

Total, Project(s)						159,000,000		159,000,000

TOTAL NEW APPROPRIATIONS	₱	158,212,000	₱	183,406,000	₱	159,000,000	₱	500,618,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	19,095,000	₱	16,257,000	₱	₱	35,352,000

JANUARY 5, 2026	OFFICIAL GAZETTE	809
STATE UNIVERSITIES AND COLLEGES

Administration of Personnel Benefits		48,699,000						48,699,000

Sub-total, General Administration and Support		67,794,000		16,257,000				84,051,000

Operations
HIGHER EDUCATION PROGRAM		89,856,000		164,328,000				254,184,000

Provision of Higher Education Services		89,856,000		4,434,000				94,290,000
Free Higher Education				159,894,000				159,894,000
RESEARCH PROGRAM		562,000		2,396,000				2,958,000

Conduct of Research Services		562,000		2,396,000				2,958,000
TECHNICAL ADVISORY EXTENSION PROGRAM				425,000				425,000

Provision of Extension Services				425,000				425,000

Sub-total, Operations		90,418,000		167,149,000				257,567,000

Total, Regular Programs		158,212,000		183,406,000				341,618,000

PROJECT(S)
Locally-Funded Project(s)
Completion of Engineering Building						48,000,000		48,000,000
Establishment of Integrated Campus Health Hub						71,000,000		71,000,000
Completion of Biological Resource Research Institute for Mindanao						25,000,000		25,000,000
Construction of Agriculture and Environmental Science Building, Phase III						15,000,000		15,000,000

Sub-total, Locally-Funded Project(s)						159,000,000		159,000,000

Total, Project(s)						159,000,000		159,000,000

TOTAL NEW APPROPRIATIONS	₱	158,212,000	₱	183,406,000	₱	159,000,000	₱	500,618,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions

810	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Basic Salary	84,187

Total Permanent Positions	84,187

Other Compensation Common to All
Personnel Economic Relief Allowance	3,840
Clothing and Uniform Allowance	1,120
Honoraria	95
Mid-Year Bonus - Civilian	7,016
Year End Bonus	7,016
Cash Gift	800
Productivity Enhancement Incentive	800
Step Increment	210

Total Other Compensation Common to All	20,897

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	15
Lump-sum for Filling of Positions - Civilian	48,619
Anniversary Bonus - Civilian	468

Total Other Compensation for Specific Groups	49,102

Other Benefits
PAG-IBIG Contributions	384
PhilHealth Contributions	2,049
Employees Compensation Insurance Premiums	192
Loyalty Award - Civilian	40
Terminal Leave	80

Total Other Benefits	2,745

Non-Permanent Positions	1,281

Total Personnel Services	158,212

Maintenance and Other Operating Expenses
Travelling Expenses	3,018
Training and Scholarship Expenses	3,268
Supplies and Materials Expenses	2,633
Utility Expenses	9,353
Communication Expenses	141
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	115
Professional Services	594
General Services	2,857
Repairs and Maintenance	451
Financial Assistance/Subsidy	159,894
Taxes, Insurance Premiums and Other Fees	103
Labor and Wages	50
Other Maintenance and Operating Expenses
Advertising Expenses	10
Printing and Publication Expenses	237

JANUARY 5, 2026	OFFICIAL GAZETTE	811
STATE UNIVERSITIES AND COLLEGES

Representation Expenses	386
Membership Dues and Contributions to Organizations	50
Subscription Expenses	10
Other Maintenance and Operating Expenses	236

Total Maintenance and Other Operating Expenses	183,406

Total Current Operating Expenditures	341,618

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	159,000

Total Capital Outlays	159,000

TOTAL NEW APPROPRIATIONS	500,618

O.7. UNIVERSITY OF SCIENCE AND TECHNOLOGY OF SOUTHERN PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,753,446,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	197,363,000	₱	67,814,000	₱		₱	265,177,000
Support to Operations		14,352,000		3,619,000				17,971,000
Operations		617,338,000		615,960,000				1,233,298,000

HIGHER EDUCATION PROGRAM		602,765,000		602,748,000				1,205,513,000
ADVANCED EDUCATION PROGRAM		10,584,000		2,124,000				12,708,000
RESEARCH PROGRAM		3,639,000		9,980,000				13,619,000
TECHNICAL ADVISORY EXTENSION PROGRAM		350,000		1,108,000				1,458,000

Total, Regular Programs		829,053,000		687,393,000				1,516,446,000

B. PROJECT(S)
Locally-Funded Project(s)						237,000,000		237,000,000

Total, Project(s)						237,000,000		237,000,000

TOTAL NEW APPROPRIATIONS	₱	829,053,000	₱	687,393,000	₱	237,000,000	₱	1,753,446,000

812	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	135,567,000	₱	67,814,000	₱	₱	203,381,000

Region X - Northern Mindanao		135,567,000		67,814,000			203,381,000

University of Science and Technology of Southern Philippines - Alubijid		104,897,000		4,067,000			108,964,000
University of Science and Technology of Southern Philippines - Cagayan de Oro		11,124,000		32,102,000			43,226,000
University of Science and Technology of Southern Philippines - Claveria		12,607,000		30,928,000			43,535,000
University of Science and Technology of Southern Philippines - Villanueva		6,939,000		717,000			7,656,000
Administration of Personnel Benefits		61,796,000					61,796,000

Region X - Northern Mindanao		61,796,000					61,796,000

University of Science and Technology of Southern Philippines - Alubijid		58,340,000					58,340,000
University of Science and Technology of Southern Philippines - Cagayan de Oro		2,979,000					2,979,000
University of Science and Technology of Southern Philippines - Claveria		477,000					477,000

Sub-total, General Administration and Support		197,363,000		67,814,000			265,177,000

Support to Operations
Auxiliary Services		14,352,000		3,619,000			17,971,000

Region X - Northern Mindanao		14,352,000		3,619,000			17,971,000

University of Science and Technology of Southern Philippines - Alubijid		2,356,000					2,356,000
University of Science and Technology of Southern Philippines - Cagayan de Oro		9,362,000		3,586,000			12,948,000
University of Science and Technology of Southern Philippines - Claveria		2,634,000					2,634,000

JANUARY 5, 2026	OFFICIAL GAZETTE	813
STATE UNIVERSITIES AND COLLEGES

University of Science and Technology of Southern Philippines - Villanueva		33,000	33,000

Sub-total, Support to Operations	14,352,000	3,619,000	17,971,000

Operations
HIGHER EDUCATION PROGRAM	602,765,000	602,748,000	1,205,513,000

Provision of Higher Education Services	602,765,000	30,790,000	633,555,000

Region X - Northern Mindanao	602,765,000	30,790,000	633,555,000

University of Science and Technology of Southern Philippines - Alubijid	116,554,000	2,159,000	118,713,000
University of Science and Technology of Southern Philippines - Cagayan de Oro	358,794,000	25,248,000	384,042,000
University of Science and Technology of Southern Philippines - Claveria	110,002,000	3,371,000	113,373,000
University of Science and Technology of Southern Philippines - Villanueva	17,415,000	12,000	17,427,000
Free Higher Education		571,958,000	571,958,000

Region X - Northern Mindanao		571,958,000	571,958,000

University of Science and Technology of Southern Philippines - Alubijid		571,958,000	571,958,000
ADVANCED EDUCATION PROGRAM	10,584,000	2,124,000	12,708,000

Provision of Advanced Education Services	10,584,000	2,124,000	12,708,000

Region X - Northern Mindanao	10,584,000	2,124,000	12,708,000

University of Science and Technology of Southern Philippines - Alubijid	648,000		648,000
University of Science and Technology of Southern Philippines - Cagayan de Oro	7,230,000	2,124,000	9,354,000
University of Science and Technology of Southern Philippines - Claveria	2,706,000		2,706,000
RESEARCH PROGRAM	3,639,000	9,980,000	13,619,000

Conduct of Research Services	3,639,000	9,980,000	13,619,000

Region X - Northern Mindanao	3,639,000	9,980,000	13,619,000

University of Science and Technology of Southern Philippines - Alubijid	892,000		892,000

814	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

University of Science and Technology of Southern Philippines - Cagayan de Oro	2,747,000	7,831,000		10,578,000
University of Science and Technology of Southern Philippines - Claveria		2,104,000		2,104,000
University of Science and Technology of Southern Philippines - Villanueva		45,000		45,000
TECHNICAL ADVISORY EXTENSION PROGRAM	350,000	1,108,000		1,458,000

Provision of Extension Services	350,000	1,108,000		1,458,000

Region X - Northern Mindanao	350,000	1,108,000		1,458,000

University of Science and Technology of Southern Philippines - Cagayan de Oro	350,000	348,000		698,000
University of Science and Technology of Southern Philippines - Claveria		740,000		740,000
University of Science and Technology of Southern Philippines - Villanueva		20,000		20,000

Sub-total, Operations	617,338,000	615,960,000		1,233,298,000

Total, Regular Programs	829,053,000	687,393,000		1,516,446,000

PROJECT(S)
Locally-Funded Project(s)
Construction of SMART Academic Building Phase I, Jasaan Campus			70,000,000	70,000,000

Region X - Northern Mindanao			70,000,000	70,000,000

University of Science and Technology of Southern Philippines - Alubijid			70,000,000	70,000,000
Construction of 21st Century Classroom Building Phase III, Villanueva Campus			75,000,000	75,000,000

Region X - Northern Mindanao			75,000,000	75,000,000

University of Science and Technology of Southern Philippines - Villanueva			75,000,000	75,000,000
Construction of Innovation and Collaboration Hub Phase II, Alubijid (Main) Campus			50,000,000	50,000,000

Region X - Northern Mindanao			50,000,000	50,000,000

University of Science and Technology of Southern Philippines - Alubijid			50,000,000	50,000,000

JANUARY 5, 2026	OFFICIAL GAZETTE	815
STATE UNIVERSITIES AND COLLEGES

Establishment of Three-Storey SMART Computing Academic Building, Phase I, Oroquieta Campus						42,000,000		42,000,000

Region X - Northern Mindanao						42,000,000		42,000,000

University of Science and Technology of Southern Philippines - Oroquieta						42,000,000		42,000,000

Sub-total, Locally-Funded Project(s)						237,000,000		237,000,000

Total, Project(s)						237,000,000		237,000,000

TOTAL NEW APPROPRIATIONS	₱	829,053,000	₱	687,393,000	₱	237,000,000	₱	1,753,446,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	592,613

Total Permanent Positions	592,613

Other Compensation Common to All
Personnel Economic Relief Allowance	23,784
Representation Allowance	468
Transportation Allowance	468
Clothing and Uniform Allowance	6,937
Honoraria	13,683
Mid-Year Bonus - Civilian	49,385
Year End Bonus	49,385
Cash Gift	4,955
Productivity Enhancement Incentive	4,955
Step Increment	1,482

Total Other Compensation Common to All	155,502

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	154
Magna Carta for Science & Technology Personnel	191
Lump-sum for Filling of Positions - Civilian	57,992

Total Other Compensation for Specific Groups	58,337

Other Benefits
PAG-IBIG Contributions	2,378
PhilHealth Contributions	13,377

816	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Employees Compensation Insurance Premiums	1,189
Loyalty Award - Civilian	330
Terminal Leave	3,804

Total Other Benefits	21,078

Non-Permanent Positions	1,523

Total Personnel Services	829,053

Maintenance and Other Operating Expenses
Travelling Expenses	7,782
Training and Scholarship Expenses	6,088
Supplies and Materials Expenses	12,161
Utility Expenses	32,357
Communication Expenses	5,202
Awards/Rewards and Prizes	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	801
Professional Services	10,337
General Services	9,533
Repairs and Maintenance	8,075
Financial Assistance/Subsidy	571,958
Taxes, Insurance Premiums and Other Fees	10,222
Other Maintenance and Operating Expenses
Advertising Expenses	1,088
Printing and Publication Expenses	529
Representation Expenses	3,651
Transportation and Delivery Expenses	525
Rent/Lease Expenses	390
Membership Dues and Contributions to Organizations	350
Subscription Expenses	205
Other Maintenance and Operating Expenses	5,139

Total Maintenance and Other Operating Expenses	687,393

Total Current Operating Expenditures	1,516,446

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	237,000

Total Capital Outlays	237,000

TOTAL NEW APPROPRIATIONS	1,753,446

JANUARY 5, 2026	OFFICIAL GAZETTE	817
STATE UNIVERSITIES AND COLLEGES

P. REGION XI - DAVAO

P.1. DAVAO DE ORO STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	439,390,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	82,101,000	₱	11,513,000	₱		₱	93,614,000
Operations		156,791,000		141,485,000		1,473,000		299,749,000

HIGHER EDUCATION PROGRAM		156,791,000		140,312,000		1,473,000		298,576,000
RESEARCH PROGRAM				737,000				737,000
TECHNICAL ADVISORY EXTENSION PROGRAM				436,000				436,000

Total, Regular Programs		238,892,000		152,998,000		1,473,000		393,363,000

B. PROJECT(S)
Locally-Funded Project(s)				2,000,000		44,027,000		46,027,000

Total, Project(s)				2,000,000		44,027,000		46,027,000

TOTAL NEW APPROPRIATIONS	₱	238,892,000	₱	154,998,000	₱	45,500,000	₱	439,390,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	79,566,000	₱	11,513,000	₱		₱	91,079,000
Administration of Personnel Benefits		2,535,000						2,535,000

Sub-total, General Administration and Support		82,101,000		11,513,000				93,614,000

Operations

818	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

HIGHER EDUCATION PROGRAM		156,791,000		140,312,000		1,473,000		298,576,000

Provision of Higher Education Services		156,791,000		29,133,000		1,473,000		187,397,000
Free Higher Education				111,179,000				111,179,000
RESEARCH PROGRAM				737,000				737,000

Conduct of Research Services				737,000				737,000
TECHNICAL ADVISORY EXTENSION PROGRAM				436,000				436,000

Provision of Extension Services				436,000				436,000

Sub-total, Operations		156,791,000		141,485,000		1,473,000		299,749,000

Total, Regular Programs		238,892,000		152,998,000		1,473,000		393,363,000

PROJECT(S)
Locally-Funded Project(s)
Construction of One-Storey Academic Building, Maparat Unit, Main Campus						6,527,000		6,527,000
Futures Thinking Research Program				2,000,000				2,000,000
Construction of Five-Storey, 30-Classroom Administrative and Academic Building, Phase I, Maragusan Branch						37,500,000		37,500,000
Sub-total, Locally-Funded Project(s)				2,000,000		44,027,000		46,027,000

Total, Project(s)				2,000,000		44,027,000		46,027,000

TOTAL NEW APPROPRIATIONS	₱	238,892,000	₱	154,998,000	₱	45,500,000	₱	439,390,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	180,524

Total Permanent Positions	180,524

Other Compensation Common to All
Personnel Economic Relief Allowance	10,344
Representation Allowance	186
Transportation Allowance	186

JANUARY 5, 2026	OFFICIAL GAZETTE	819
STATE UNIVERSITIES AND COLLEGES

Clothing and Uniform Allowance	3,017
Honoraria	72
Mid-Year Bonus - Civilian	15,044
Year End Bonus	15,044
Cash Gift	2,155
Productivity Enhancement Incentive	2,155
Step Increment	452

Total Other Compensation Common to All	48,655

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	15
Hazard Pay	129
Lump-sum for Filling of Positions - Civilian	2,535

Total Other Compensation for Specific Groups	2,679

Other Benefits
PAG-IBIG Contributions	1,035
PhilHealth Contributions	4,497
Employees Compensation Insurance Premiums	517
Loyalty Award - Civilian	25

Total Other Benefits	6,074

Non-Permanent Positions	960

Total Personnel Services	238,892

Maintenance and Other Operating Expenses
Travelling Expenses	3,499
Training and Scholarship Expenses	2,085
Supplies and Materials Expenses	8,863
Utility Expenses	7,550
Communication Expenses	3,947
Awards/Rewards and Prizes	430
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	836
General Services	230
Repairs and Maintenance	6,158
Financial Assistance/Subsidy	111,179
Taxes, Insurance Premiums and Other Fees	4,146
Other Maintenance and Operating Expenses
Printing and Publication Expenses	641
Representation Expenses	1,997
Rent/Lease Expenses	104
Membership Dues and Contributions to Organizations	420
Subscription Expenses	63
Other Maintenance and Operating Expenses	714

Total Maintenance and Other Operating Expenses	154,998

Total Current Operating Expenditures	393,890

820	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	44,027
Furniture, Fixtures and Books Outlay	1,473

Total Capital Outlays	45,500

TOTAL NEW APPROPRIATIONS	439,390

P.2. DAVAO DEL NORTE STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	537,822,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	96,419,000	₱	21,049,000	₱	5,640,000	₱	123,108,000
Operations		164,505,000		132,875,000		9,940,000		307,320,000

HIGHER EDUCATION PROGRAM		159,584,000		131,946,000		9,440,000		300,970,000
ADVANCED EDUCATION PROGRAM		4,921,000				500,000		5,421,000
RESEARCH PROGRAM				695,000				695,000
TECHNICAL ADVISORY EXTENSION PROGRAM				234,000				234,000

Total, Regular Programs		260,924,000		153,924,000		15,580,000		430,428,000

B. PROJECT(S)
Locally-Funded Project(s)				2,000,000		105,394,000		107,394,000

Total, Project(s)				2,000,000		105,394,000		107,394,000

TOTAL NEW APPROPRIATIONS	₱	260,924,000	₱	155,924,000	₱	120,974,000	₱	537,822,000

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support

JANUARY 5, 2026	OFFICIAL GAZETTE	821
STATE UNIVERSITIES AND COLLEGES

General Management and Supervision	₱	75,961,000	₱	21,049,000	₱	5,640,000	₱	102,650,000
Administration of Personnel Benefits		20,458,000						20,458,000

Sub-total, General Administration and Support		96,419,000		21,049,000		5,640,000		123,108,000

Operations
HIGHER EDUCATION PROGRAM		159,584,000		131,946,000		9,440,000		300,970,000

Provision of Higher Education Services		159,584,000		12,851,000		9,440,000		181,875,000
Free Higher Education				119,095,000				119,095,000
ADVANCED EDUCATION PROGRAM		4,921,000				500,000		5,421,000

Provision of Advanced Education Services		4,921,000				500,000		5,421,000
RESEARCH PROGRAM				695,000				695,000

Conduct of Research Services				695,000				695,000
TECHNICAL ADVISORY EXTENSION PROGRAM				234,000				234,000

Provision of Extension Services				234,000				234,000

Sub-total, Operations		164,505,000		132,875,000		9,940,000		307,320,000

Total, Regular Programs		260,924,000		153,924,000		15,580,000		430,428,000

PROJECT(S)
Locally-Funded Project(s)
Completion of the Drainage Water and Electrical System Enhancement, Main Campus						20,000,000		20,000,000
Completion of the Three-Storey Learning and Information Resource Center (LIRC) Building Phase III						21,967,000		21,967,000
Completion of the Three-Storey Classroom and Multimedia Resource Center, Main Campus Phase II						33,427,000		33,427,000
Futures Thinking Research Program				2,000,000				2,000,000
Construction of Four-Storey Academic Building, Phase I, Main Campus						30,000,000		30,000,000

Sub-total, Locally-Funded Project(s)				2,000,000		105,394,000		107,394,000

Total, Project(s)				2,000,000		105,394,000		107,394,000

TOTAL NEW APPROPRIATIONS	₱	260,924,000	₱	155,924,000	₱	120,974,000	₱	537,822,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

822	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	183,746

Total Permanent Positions	183,746

Other Compensation Common to All
Personnel Economic Relief Allowance	9,480
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	2,765
Honoraria	321
Mid-Year Bonus - Civilian	15,312
Year End Bonus	15,312
Cash Gift	1,975
Productivity Enhancement Incentive	1,975
Step Increment	459

Total Other Compensation Common to All	48,019

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	151
Lump-sum for Filling of Positions - Civilian	18,641

Total Other Compensation for Specific Groups	18,792

Other Benefits
PAG-IBIG Contributions	948
PhilHealth Contributions	4,486
Employees Compensation Insurance Premiums	475
Loyalty Award - Civilian	125
Terminal Leave	1,817

Total Other Benefits	7,851

Non-Permanent Positions	2,516

Total Personnel Services	260,924

Maintenance and Other Operating Expenses
Travelling Expenses	3,842
Training and Scholarship Expenses	2,465
Supplies and Materials Expenses	8,207
Utility Expenses	10,784
Communication Expenses	2,902
Awards/Rewards and Prizes	10
Survey, Research, Exploration and Development Expenses	2,000

JANUARY 5, 2026	OFFICIAL GAZETTE	823
STATE UNIVERSITIES AND COLLEGES

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	770
General Services	472
Repairs and Maintenance	2,059
Financial Assistance/Subsidy	119,095
Taxes, Insurance Premiums and Other Fees	1,041
Other Maintenance and Operating Expenses
Printing and Publication Expenses	20
Representation Expenses	1,161
Transportation and Delivery Expenses	20
Rent/Lease Expenses	25
Membership Dues and Contributions to Organizations	25
Other Maintenance and Operating Expenses	876

Total Maintenance and Other Operating Expenses	155,924

Total Current Operating Expenditures	416,848

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	20,000
Buildings and Other Structures	85,394
Machinery and Equipment Outlay	15,580

Total Capital Outlays	120,974

TOTAL NEW APPROPRIATIONS	537,822

P.3. DAVAO DEL SUR STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	390,493,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	64,256,000	₱	7,342,000	₱	3,200,000	₱	74,798,000
Operations		125,903,000		124,724,000		35,068,000		285,695,000

HIGHER EDUCATION PROGRAM		125,903,000		119,426,000		31,345,000		276,674,000
RESEARCH PROGRAM				4,003,000		1,840,000		5,843,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,295,000		1,883,000		3,178,000

Total, Regular Programs		190,159,000		132,066,000		38,268,000		360,493,000

824	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

B. PROJECT(S)
Locally-Funded Project(s)						30,000,000		30,000,000

Total, Project(s)						30,000,000		30,000,000

TOTAL NEW APPROPRIATIONS	₱	190,159,000	₱	132,066,000	₱	68,268,000	₱	390,493,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	47,846,000	₱	7,342,000	₱	3,200,000	₱	58,388,000
Administration of Personnel Benefits		16,410,000						16,410,000

Sub-total, General Administration and Support		64,256,000		7,342,000		3,200,000		74,798,000

Operations
HIGHER EDUCATION PROGRAM		125,903,000		119,426,000		31,345,000		276,674,000

Provision of Higher Education Services		125,903,000		13,053,000		31,345,000		170,301,000
Free Higher Education				106,373,000				106,373,000
RESEARCH PROGRAM				4,003,000		1,840,000		5,843,000

Conduct of Research Services				4,003,000		1,840,000		5,843,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,295,000		1,883,000		3,178,000

Provision of Extension Services				1,295,000		1,883,000		3,178,000

Sub-total, Operations		125,903,000		124,724,000		35,068,000		285,695,000

Total, Regular Programs		190,159,000		132,066,000		38,268,000		360,493,000

PROJECT(S)
Locally-Funded Project(s)
Retrofitting of the General Education Academic Building						30,000,000		30,000,000

Sub-total, Locally-Funded Project(s)						30,000,000		30,000,000

Total, Project(s)						30,000,000		30,000,000

TOTAL NEW APPROPRIATIONS	₱	190,159,000	₱	132,066,000	₱	68,268,000	₱	390,493,000

JANUARY 5, 2026	OFFICIAL GAZETTE	825
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	133,325

Total Permanent Positions	133,325

Other Compensation Common to All
Personnel Economic Relief Allowance	6,624
Representation Allowance	186
Transportation Allowance	186
Clothing and Uniform Allowance	1,932
Mid-Year Bonus - Civilian	11,111
Year End Bonus	11,111
Cash Gift	1,380
Productivity Enhancement Incentive	1,380
Step Increment	333

Total Other Compensation Common to All	34,243

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civilian	16,288

Total Other Compensation for Specific Groups	16,288

Other Benefits
PAG-IBIG Contributions	662
PhilHealth Contributions	3,251
Employees Compensation Insurance Premiums	331
Loyalty Award - Civilian	100
Terminal Leave	122

Total Other Benefits	4,466

Non-Permanent Positions	1,837

Total Personnel Services	190,159

Maintenance and Other Operating Expenses
Travelling Expenses	2,613
Training and Scholarship Expenses	2,231
Supplies and Materials Expenses	3,850
Utility Expenses	7,780
Communication Expenses	3,458

826	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Awards/Rewards and Prizes	83
Survey, Research, Exploration and Development Expenses	2,980
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	117
Professional Services	220
Repairs and Maintenance	194
Financial Assistance/Subsidy	106,373
Taxes, Insurance, Premiums and Other Fees	60
Other Maintenance and Operating Expenses
Advertising Expenses	30
Printing and Publication Expenses	114
Representation Expenses	1,598
Rent/Lease Expenses	110
Membership Dues and Contributions to Organizations	45
Subscription Expenses	138
Bank Transaction Fee	1
Other Maintenance and Operating Expenses	71

Total Maintenance and Other Operating Expenses	132,066

Total Current Operating Expenditures	322,225

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	80
Buildings and Other Structures	30,000
Machinery and Equipment Outlay	34,608
Transportation Equipment Outlay	3,200
Furniture, Fixtures and Books Outlay	310
Biological Assets Outlay	70

Total Capital Outlays	68,268

TOTAL NEW APPROPRIATIONS	390,493

P.4. DAVAO ORIENTAL STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally funded project(s), as indicated hereunder	₱	669,728,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	126,876,000	₱	7,759,000	₱	13,450,000	₱	148,085,000
Support to Operations				1,347,000				1,347,000
Operations		245,847,000		211,079,000		20,120,000		477,046,000

HIGHER EDUCATION PROGRAM		245,547,000		208,029,000		20,120,000		473,696,000

JANUARY 5, 2026	OFFICIAL GAZETTE	827
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM		150,000		1,699,000				1,849,000
TECHNICAL ADVISORY EXTENSION PROGRAM		150,000		1,351,000				1,501,000

Total, Regular Programs		372,723,000		220,185,000		33,570,000		626,478,000

B. PROJECT(S)
Locally-Funded Project(s)				2,000,000		41,250,000		43,250,000

Total, Project(s)				2,000,000		41,250,000		43,250,000

TOTAL NEW APPROPRIATIONS	₱	372,723,000	₱	222,185,000	₱	74,820,000	₱	669,728,000

New Appropriations, by Programs/Activities /Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	85,419,000	₱	7,759,000	₱	13,450,000	₱	106,628,000
Administration of Personnel Benefits		41,457,000						41,457,000

Sub-total, General Administration and Support		126,876,000		7,759,000		13,450,000		148,085,000

Support to Operations
Auxiliary Services				1,347,000				1,347,000

Sub-total, Support to Operations				1,347,000				1,347,000

Operations
HIGHER EDUCATION PROGRAM		245,547,000		208,029,000		20,120,000		473,696,000

Provision of Higher Education Services		245,547,000		36,317,000		20,120,000		301,984,000
Free Higher Education				171,712,000				171,712,000
RESEARCH PROGRAM		150,000		1,699,000				1,849,000

Conduct of Research Services		150,000		1,699,000				1,849,000
TECHNICAL ADVISORY EXTENSION PROGRAM		150,000		1,351,000				1,501,000

Provision of Extension Services		150,000		1,351,000				1,501,000

Sub-total, Operations		245,847,000		211,079,000		20,120,000		477,046,000

Total, Regular Programs		372,723,000		220,185,000		33,570,000		626,478,000

828	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PROJECT(S)
Locally-Funded Project(s)
Futures Thinking Research Program				2,000,000				2,000,000
Construction of Three-Storey Green Technology Building, Phase IV, Main Campus						22,500,000		22,500,000
Construction of Two-Storey Modernized Academic Building, Main Campus						18,750,000		18,750,000

Sub-total, Locally-Funded Project(s)				2,000,000		41,250,000		43,250,000

Total, Project(s)				2,000,000		41,250,000		43,250,000

TOTAL NEW APPROPRIATIONS	₱	372,723,000	₱	222,185,000	₱	74,820,000	₱	669,728,000

New Appropriations,. by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	255,054

Total Permanent Positions	255,054

Other Compensation Common to All
Personnel Economic Relief Allowance	12,120
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	3,535
Honoraria	658
Mid-Year Bonus - Civilian	21,255
Year End Bonus	21,255
Cash Gift	2,525
Productivity Enhancement Incentive	2,525
Step Increment	638

Total Other Compensation Common to All	64,931

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	405
Lump-sum for Filling of Positions - Civilian	41,457

Total Other Compensation for Specific Groups	41,862

JANUARY 5, 2026	OFFICIAL GAZETTE	829
STATE UNIVERSITIES AND COLLEGES

Other Benefits
PAG-IBIG Contributions	1,212
PhilHealth Contributions	6,078
Employees Compensation Insurance Premiums	606
Loyalty Award - Civilian	150

Total Other Benefits	8,046

Non-Permanent Positions	2,830

Total Personnel Services	372,723

Maintenance and Other Operating Expenses
Travelling Expenses	1,724
Training and Scholarship Expenses	1,546
Supplies and Materials Expenses	26,957
Utility Expenses	2,712
Communication Expenses	505
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	800
General Services	3,850
Repairs and Maintenance	1,965
Financial Assistance/Subsidy	171,712
Taxes, Insurance Premiums and Other Fees	6,122
Labor and Wages	347
Other Maintenance and Operating Expenses
Representation Expenses	1,275
Other Maintenance and Operating Expenses	560

Total Maintenance and Other Operating Expenses	222,185

Total Current Operating Expenditures	594,908

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	41,250
Machinery and Equipment Outlay	10,120
Transportation Equipment Outlay	11,450
Furniture, Fixtures and Books Outlay	12,000

Total Capital Outlays	74,820

TOTAL NEW APPROPRIATIONS	669,728

P.5. SOUTHERN PHILIPPINES AGRI-BUSINESS AND MARINE AND AQUATIC SCHOOL OF TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	266,643,000

New Appropriations, by Programs/Projects

830	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	69,390,000	₱	8,559,000	₱		₱	77,949,000
Operations		83,141,000		64,188,000		6,365,000		153,694,000

HIGHER EDUCATION PROGRAM		82,382,000		61,808,000		605,000		144,795,000
RESEARCH PROGRAM				1,597,000				1,597,000
TECHNICAL ADVISORY EXTENSION PROGRAM		759,000		783,000		5,760,000		7,302,000

Total, Regular Programs		152,531,000		72,747,000		6,365,000		231,643,000

B. PROJECT(S)
Locally-Funded Project(s)						35,000,000		35,000,000

Total, Project(s)						35,000,000		35,000,000

TOTAL NEW APPROPRIATIONS	₱	152,531,000	₱	72,747,000	₱	41,365,000	₱	266,643,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	46,531,000	₱	8,559,000	₱		₱	55,090,000
Administration of Personnel Benefits		22,859,000						22,859,000

Sub-total, General Administration and Support		69,390,000		8,559,000				77,949,000

Operations
HIGHER EDUCATION PROGRAM		82,382,000		61,808,000		605,000		144,795,000

Provision of Higher Education Services		82,382,000		19,409,000		605,000		102,396,000
Free Higher Education				42,399,000				42,399,000
RESEARCH PROGRAM				1,597,000				1,597,000

Conduct of Research Services				1,597,000				1,597,000

JANUARY 5, 2026	OFFICIAL GAZETTE	831
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM		759,000		783,000		5,760,000		7,302,000

Provision of Extension Services		759,000		783,000		5,760,000		7,302,000

Sub-total, Operations		83,141,000		64,188,000		6,365,000		153,694,000

Total, Regular Programs		152,531,000		72,747,000		6,365,000		231,643,000

PROJECT(S)
Locally-Funded Project(s)
Digitalization of the Processes of the College						5,000,000		5,000,000
Completion of Program Learning Center, Including Replacement of Classrooms Damaged by Earthquake, Phase III, Malita Campus						30,000,000		30,000,000

Sub-total, Locally-Funded Project(s)						35,000,000		35,000,000

Total, Project(s)						35,000,000		35,000,000

TOTAL NEW APPROPRIATIONS	₱	152,531,000	₱	72,747,000	₱	41,365,000	₱	266,643,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	98,423

Total Permanent Positions	98,423

Other Compensation Common to All
Personnel Economic Relief Allowance	5,088
Representation Allowance	138
Transportation Allowance	138
Clothing and Uniform Allowance	1,484
Honoraria	240
Mid-Year Bonus - Civilian	8,202
Year End Bonus	8,202
Cash Gift	1,060
Productivity Enhancement Incentive	1,060
Step Increment	245

Total Other Compensation Common to All	25,857

Other Compensation for Specific Groups

832	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Lump-sum for Filling of Positions - Civilian	22,859

Total Other Compensation for Specific Groups	22,859

Other Benefits
PAG-IBIG Contributions	509
PhilHealth Contributions	2,414
Employees Compensation Insurance Premiums	254
Loyalty Award - Civilian	35

Total Other Benefits	3,212

Non-Permanent Positions	2,180

Total Personnel Services	152,531

Maintenance and Other Operating Expenses
Travelling Expenses	1,312
Training and Scholarship Expenses	1,261
Supplies and Materials Expenses	9,973
Utility Expenses	12,924
Communication Expenses	857
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	369
General Services	1,350
Financial Assistance/Subsidy	42,399
Taxes, Insurance Premiums and Other Fees	669
Other Maintenance and Operating Expenses
Printing and Publication Expenses	127
Representation Expenses	455
Other Maintenance and Operating Expenses	901

Total Maintenance and Other Operating Expenses	72,747

Total Current Operating Expenditures	225,278

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	30,000
Machinery and Equipment Outlay	11,365

Total Capital Outlays	41,365

TOTAL NEW APPROPRIATIONS	266,643

P.6. UNIVERSITY OF SOUTHEASTERN PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,003,369,000

New Appropriations, by Programs/Projects

JANUARY 5, 2026	OFFICIAL GAZETTE	833
STATE UNIVERSITIES AND COLLEGES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	201,713,000	₱	39,794,000	₱		₱	241,507,000
Support to Operations		4,061,000		2,166,000				6,227,000
Operations		416,692,000		198,462,000		8,481,000		623,635,000

HIGHER EDUCATION PROGRAM		390,021,000		189,683,000		8,481,000		588,185,000
ADVANCED EDUCATION PROGRAM		24,095,000		1,561,000				25,656,000
RESEARCH PROGRAM		1,991,000		6,411,000				8,402,000
TECHNICAL ADVISORY EXTENSION PROGRAM		585,000		807,000				1,392,000

Total, Regular Programs		622,466,000		240,422,000		8,481,000		871,369,000

B. PROJECT(S)
Locally-Funded Project(s)				2,000,000		130,000,000		132,000,000

Total, Project(s)				2,000,000		130,000,000		132,000,000

TOTAL NEW APPROPRIATIONS	₱	622,466,000	₱	242,422,000	₱	138,481,000	₱	1,003,369,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	85,976,000	₱	39,794,000	₱	₱	125,770,000
Administration of Personnel Benefits		115,737,000					115,737,000

Sub-total, General Administration and Support		201,713,000		39,794,000			241,507,000

Support to Operations
Auxiliary Services		4,061,000		2,166,000			6,227,000

Sub-total, Support to Operations		4,061,000		2,166,000			6,227,000

834	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Operations
HIGHER EDUCATION PROGRAM		390,021,000		189,683,000		8,481,000		588,185,000

Provision of Higher Education Services		390,021,000		63,575,000		8,481,000		462,077,000
Free Higher Education				126,108,000				126,108,000
ADVANCED EDUCATION PROGRAM		24,095,000		1,561,000				25,656,000

Provision of Advanced Education Services		24,095,000		1,561,000				25,656,000
RESEARCH PROGRAM		1,991,000		6,411,000				8,402,000

Conduct of Research Services		1,991,000		6,411,000				8,402,000
TECHNICAL ADVISORY EXTENSION PROGRAM		585,000		807,000				1,392,000

Provision of Extension Services		585,000		807,000				1,392,000

Sub-total, Operations		416,692,000		198,462,000		8,481,000		623,635,000

Total, Regular Programs		622,466,000		240,422,000		8,481,000		871,369,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Student Dormitory II, Mabini Unit, Tagum-Mabini Campus						50,000,000		50,000,000
Construction of Student Dormitory, Tagum Unit, Tagum-Mabini Campus						50,000,000		50,000,000
Futures Thinking Research Program				2,000,000				2,000,000
Completion of Five-Storey Academic Building, Tagum Unit, Tagum-Mabini Campus						30,000,000		30,000,000

Sub-total, Locally-Funded Project(s)				2,000,000		130,000,000		132,000,000

Total, Project(s)				2,000,000		130,000,000		132,000,000

TOTAL NEW APPROPRIATIONS	₱	622,466,000	₱	242,422,000	₱	138,481,000	₱	1,003,369,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions

JANUARY 5, 2026	OFFICIAL GAZETTE	835
STATE UNIVERSITIES AND COLLEGES

Basic Salary	395,893

Total Permanent Positions	395,893

Other Compensation Common to All
Personnel Economic Relief Allowance	15,048
Representation Allowance	264
Transportation Allowance	264
Clothing and Uniform Allowance	4,389
Honoraria	2,943
Mid-Year Bonus - Civilian	32,991
Year End Bonus	32,991
Cash Gift	3,135
Productivity Enhancement Incentive	3,135
Step Increment	990

Total Other Compensation Common to All	96,150

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,638
Lump-sum for Filling of Positions - Civilian	115,737

Total Other Compensation for Specific Groups	117,375

Other Benefits
PAG-IBIG Contributions	1,506
PhilHealth Contributions	9,260
Employees Compensation Insurance Premiums	752
Loyalty Award - Civilian	425

Total Other Benefits	11,943

Non-Permanent Positions	1,105

Total Personnel Services	622,466

Maintenance and Other Operating Expenses
Travelling Expenses	8,938
Training and Scholarship Expenses	1,885
Supplies and Materials Expenses	17,888
Utility Expenses	24,168
Communication Expenses	13,676
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	18,576
General Services	16,080
Repairs and Maintenance	8,000
Financial Assistance/Subsidy	126,108
Taxes, Insurance Premiums and Other Fees	880
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	150
Representation Expenses	1,556
Membership Dues and Contributions to Organizations	175
Subscription Expenses	400

836	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Other Maintenance and Operating Expenses	1,644

Total Maintenance and Other Operating Expenses	242,422

Total Current Operating Expenditures	864,888

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	130,000
Machinery and Equipment Outlay	8,481

Total Capital Outlays	138,481

TOTAL NEW APPROPRIATIONS	1,003,369

JANUARY 5, 2026	OFFICIAL GAZETTE	837
STATE UNIVERSITIES AND COLLEGES

Q. REGION XII - SOCCSKSARGEN

Q.1. COTABATO FOUNDATION COLLEGE OF SCIENCE AND TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	420,315,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	86,144,000	₱	17,214,000	₱		₱	103,358,000
Operations		124,990,000		134,893,000		23,274,000		283,157,000

HIGHER EDUCATION PROGRAM		112,263,000		107,892,000		23,274,000		243,429,000
ADVANCED EDUCATION PROGRAM				1,252,000				1,252,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,448,000		6,016,000				9,464,000
CUSTODIAL CARE PROGRAM		9,279,000		19,733,000				29,012,000

Total, Regular Programs		211,134,000		152,107,000		23,274,000		386,515,000

B. PROJECT(S)
Locally-Funded Project(s)				5,000,000		28,800,000		33,800,000

Total, Project(s)				5,000,000		28,800,000		33,800,000

TOTAL NEW APPROPRIATIONS	₱	211,134,000	₱	157,107,000	₱	52,074,000	₱	420,315,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	66,025,000	₱	17,214,000	₱	₱	83,239,000
Administration of Personnel Benefits		20,119,000					20,119,000

Sub-total, General Administration and Support		86,144,000		17,214,000			103,358,000

838	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Operations
HIGHER EDUCATION PROGRAM		112,263,000		107,892,000		23,274,000		243,429,000

Provision of Higher Education Services		112,263,000		36,574,000		23,274,000		172,111,000
Free Higher Education				71,318,000				71,318,000
ADVANCED EDUCATION PROGRAM				1,252,000				1,252,000

Provision of Advanced Education Services				1,252,000				1,252,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,448,000		6,016,000				9,464,000

Provision of Extension Services		3,448,000		6,016,000				9,464,000
CUSTODIAL CARE PROGRAM		9,279,000		19,733,000				29,012,000

Provision of Custodial Care Services		9,279,000		19,733,000				29,012,000

Sub-total, Operations		124,990,000		134,893,000		23,274,000		283,157,000

Total, Regular Programs		211,134,000		152,107,000		23,274,000		386,515,000

PROJECT(S)
Locally-Funded Project(s)
Product Development and Commercialization of Indigenous Crop and Fish Products Phase III				5,000,000				5,000,000
Construction of Criminology Building						28,800,000		28,800,000

Sub-total, Locally-Funded Project(s)				5,000,000		28,800,000		33,800,000

Total, Project(s)				5,000,000		28,800,000		33,800,000

TOTAL NEW APPROPRIATIONS	₱	211,134,000	₱	157,107,000	₱	52,074,000	₱	420,315,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	142,213

Total Permanent Positions	142,213

Other Compensation Common to All
Personnel Economic Relief Allowance	6,912

JANUARY 5, 2026	OFFICIAL GAZETTE	839
STATE UNIVERSITIES AND COLLEGES

Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	2,016
Honoraria	4,739
Mid-Year Bonus - Civilian	11,851
Year End Bonus	11,851
Cash Gift	1,440
Productivity Enhancement Incentive	1,440
Step Increment	356

Total Other Compensation Common to All	40,989

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	719
Lump-sum for Filling of Positions - Civilian	19,693

Total Other Compensation for Specific Groups	20,412

Other Benefits
PAG-IBIG Contributions	691
PhilHealth Contributions	3,415
Employees Compensation Insurance Premiums	345
Loyalty Award - Civilian	210
Terminal Leave	426

Total Other Benefits	5,087

Non-Permanent Positions	2,433

Total Personnel Services	211,134

Maintenance and Other Operating Expenses
Travelling Expenses	7,072
Training and Scholarship Expenses	6,687
Supplies and Materials Expenses	40,339
Utility Expenses	7,215
Communication Expenses	1,000
Survey, Research, Exploration and Development Expenses	10,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	850
General Services	5,532
Repairs and Maintenance	2,300
Financial Assistance/Subsidy	71,318
Taxes, Insurance Premiums and Other Fees	1,178
Other Maintenance and Operating Expenses
Printing and Publication Expenses	300
Representation Expenses	1,886
Membership Dues and Contributions to Organizations	430
Subscription Expenses	1,000

Total Maintenance and Other Operating Expenses	157,107

Total Current Operating Expenditures	368,241

840	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	28,800
Machinery and Equipment Outlay	18,969
Furniture, Fixtures and Books Outlay	4,305

Total Capital Outlays	52,074

TOTAL NEW APPROPRIATIONS	420,315

Q.2. SOUTH COTABATO STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	142,884,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	33,303,000	₱	5,460,000	₱		₱	38,763,000
Operations		21,288,000		39,833,000				61,121,000

HIGHER EDUCATION PROGRAM		21,288,000		34,373,000				55,661,000
RESEARCH PROGRAM				5,460,000				5,460,000

Total, Regular Programs		54,591,000		45,293,000				99,884,000

B. PROJECT(S)
Locally-Funded Project(s)				5,000,000		38,000,000		43,000,000

Total, Project(s)				5,000,000		38,000,000		43,000,000

TOTAL NEW APPROPRIATIONS	₱	54,591,000	₱	50,293,000	₱	38,000,000	₱	142,884,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	28,404,000	₱	5,460,000	₱	₱	33,864,000

JANUARY 5, 2026	OFFICIAL GAZETTE	841
STATE UNIVERSITIES AND COLLEGES

Administration of Personnel Benefits		4,899,000						4,899,000

Sub-total, General Administration and Support		33,303,000		5,460,000				38,763,000

Operations
HIGHER EDUCATION PROGRAM		21,288,000		34,373,000				55,661,000

Provision of Higher Education Services		21,288,000		13,315,000				34,603,000
Free Higher Education				21,058,000				21,058,000
RESEARCH PROGRAM				5,460,000				5,460,000

Conduct of Research Services				5,460,000				5,460,000

Sub-total, Operations		21,288,000		39,833,000				61,121,000

Total, Regular Programs		54,591,000		45,293,000				99,884,000

PROJECT(S)
Locally-Funded Project(s)
Upgrading of Water Supply for the Entire College						8,000,000		8,000,000
Product Development and Commercialization of Indigenous Crop and Fish Products Phase III				5,000,000				5,000,000
Construction of Laboratory Building						30,000,000		30,000,000

Sub-total, Locally-Funded Project(s)				5,000,000		38,000,000		43,000,000

Total, Project(s)				5,000,000		38,000,000		43,000,000

TOTAL NEW APPROPRIATIONS	₱	54,591,000	₱	50,293,000	₱	38,000,000	₱	142,884,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	37,801

Total Permanent Positions	37,801

Other Compensation Common to All
Personnel Economic Relief Allowance	1,872

842	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Representation Allowance	186
Transportation Allowance	186
Clothing and Uniform Allowance	546
Honoraria	700
Mid-Year Bonus - Civilian	3,150
Year End Bonus	3,150
Cash Gift	390
Productivity Enhancement Incentive	390
Step Increment	95

Total Other Compensation Common to All	10,665

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civilian	4,899

Total Other Compensation for Specific Groups	4,899

Other Benefits
PAG-IBIG Contributions	187
PhilHealth Contributions	930
Employees Compensation Insurance Premiums	94
Loyalty Award - Civilian	15

Total Other Benefits	1,226

Total Personnel Services	54,591

Maintenance and Other Operating Expenses
Travelling Expenses	774
Training and Scholarship Expenses	460
Supplies and Materials Expenses	7,833
Utility Expenses	2,330
Communication Expenses	480
Survey, Research, Exploration and Development Expenses	10,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	115
Professional Services	485
General Services	1,964
Repairs and Maintenance	1,350
Financial Assistance/Subsidy	21,058
Taxes, Insurance Premiums and Other Fees	612
Labor and Wages	1,942
Other Maintenance and Operating Expenses
Advertising Expenses	20
Printing and Publication Expenses	85
Representation Expenses	280
Transportation and Delivery Expenses	70
Membership Dues and Contributions to Organizations	160
Subscription Expenses	275

Total Maintenance and Other Operating Services	50,293

Total Current Operating Expenditures	104,884

JANUARY 5, 2026	OFFICIAL GAZETTE	843
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	8,000
Buildings and Other Structures	30,000

Total Capital Outlays	38,000

TOTAL NEW APPROPRIATIONS	142,884

Q.3. SULTAN KUDARAT STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	692,552,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	110,808,000	₱	31,203,000	₱	50,000	₱	142,061,000
Operations		298,949,000		219,982,000		560,000		519,491,000

HIGHER EDUCATION PROGRAM		298,949,000		194,529,000		560,000		494,038,000
ADVANCED EDUCATION PROGRAM				5,296,000				5,296,000
RESEARCH PROGRAM				17,394,000				17,394,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,763,000				2,763,000

Total, Regular Programs		409,757,000		251,185,000		610,000		661,552,000

B. PROJECT(S)
Locally-Funded Project(s)				5,000,000		26,000,000		31,000,000

Total, Project(s)				5,000,000		26,000,000		31,000,000

TOTAL NEW APPROPRIATIONS	₱	409,757,000	₱	256,185,000	₱	26,610,000	₱	692,552,000

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support

844	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

General Management and Supervision	₱	67,333,000	₱	31,203,000	₱	50,000	₱	98,586,000
Administration of Personnel Benefits		43,475,000						43,475,000

Sub-total, General Administration and Support		110,808,000		31,203,000		50,000		142,061,000

Operations
HIGHER EDUCATION PROGRAM		298,949,000		194,529,000		560,000		494,038,000

Provision of Higher Education Services		298,949,000		53,527,000		560,000		353,036,000
Free Higher Education				141,002,000				141,002,000
ADVANCED EDUCATION PROGRAM				5,296,000				5,296,000

Provision of Advanced Education Services				5,296,000				5,296,000
RESEARCH PROGRAM				17,394,000				17,394,000

Conduct of Research Services				17,394,000				17,394,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,763,000				2,763,000

Provision of Extension Services				2,763,000				2,763,000

Sub-total, Operations		298,949,000		219,982,000		560,000		519,491,000

Total, Regular Programs		409,757,000		251,185,000		610,000		661,552,000

PROJECT(S)
Locally-Funded Project(s)
Completion of Potable Drinking Water System at Administration Center and Central Educational Site and Services (ACCESS) Campus						8,000,000		8,000,000
Product Development and Commercialization of Indigenous Crop and Fish Products Phase III				5,000,000				5,000,000
Construction of College of Medicine Building (Phase II)						18,000,000		18,000,000

Sub-total, Locally-Funded Project(s)				5,000,000		26,000,000		31,000,000

Total, Project(s)				5,000,000		26,000,000		31,000,000

TOTAL NEW APPROPRIATIONS	₱	409,757,000	₱	256,185,000	₱	26,610,000	₱	692,552,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services

JANUARY 5, 2026	OFFICIAL GAZETTE	845
STATE UNIVERSITIES AND COLLEGES

Civilian Personnel
Permanent Positions
Basic Salary	284,076

Total Permanent Positions	284,076

Other Compensation Common to All
Personnel Economic Relief Allowance	10,992
Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	3,206
Honoraria	1,115
Mid-Year Bonus - Civilian	23,673
Year End Bonus	23,673
Cash Gift	2,290
Productivity Enhancement Incentive	2,290
Step Increment	710

Total Other Compensation Common to All	68,333

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	159
Lump-sum for Filling of Positions - Civilian	41,805

Total Other Compensation for Specific Groups	41,964

Other Benefits
PAG-IBIG Contributions	1,100
PhilHealth Contributions	6,869
Employees Compensation Insurance Premiums	550
Loyalty Award - Civilian	315
Terminal Leave	1,670

Total Other Benefits	10,504

Non-Permanent Positions	4,880

Total Personnel Services	409,757

Maintenance and Other Operating Expenses
Travelling Expenses	13,700
Training and Scholarship Expenses	8,600
Supplies and Materials Expenses	13,374
Utility Expenses	22,354
Communication Expenses	3,695
Awards/Rewards and Prizes	100
Survey, Research, Exploration and Development Expenses	10,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	115
Professional Services	14,116

846	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

General Services	14,400
Repairs and Maintenance	5,050
Financial Assistance/Subsidy	141,002
Taxes, Insurance Premiums and Other Fees	4,666
Labor and Wages	550
Other Maintenance and Operating Expenses
Printing and Publication Expenses	390
Representation Expenses	2,750
Membership Dues and Contributions to Organizations	500
Subscription Expenses	823

Total Maintenance and Other Operating Expenses	256,185

Total Current Operating Expenditures	665,942

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	8,000
Buildings and Other Structures	18,000
Machinery and Equipment Outlay	610

Total Capital Outlays	26,610

TOTAL NEW APPROPRIATIONS	692,552

Q.4. UNIVERSITY OF SOUTHERN MINDANAO

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,104,059,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	256,481,000	₱	55,652,000	₱	4,000,000	₱	316,133,000
Support to Operations		12,380,000		1,550,000				13,930,000
Operations		473,572,000		242,174,000		8,250,000		723,996,000

HIGHER EDUCATION PROGRAM		448,833,000		219,016,000		8,250,000		676,099,000
ADVANCED EDUCATION PROGRAM		14,818,000		3,193,000				18,011,000
RESEARCH PROGRAM		8,503,000		17,741,000				26,244,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,418,000		2,224,000				3,642,000

Total, Regular Programs		742,433,000		299,376,000		12,250,000		1,054,059,000

JANUARY 5, 2026	OFFICIAL GAZETTE	847
STATE UNIVERSITIES AND COLLEGES

B. PROJECT(S)
Locally-Funded Project(s)				5,000,000		45,000,000		50,000,000

Total, Project(s)				5,000,000		45,000,000		50,000,000

TOTAL NEW APPROPRIATIONS	₱	742,433,000	₱	304,376,000	₱	57,250,000	₱	1,104,059,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total

REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	126,317,000	₱	55,652,000	₱	4,000,000	₱	185,969,000
Administration of Personnel Benefits		130,164,000						130,164,000

Sub-total, General Administration and Support		256,481,000		55,652,000		4,000,000		316,133,000

Support to Operations
Auxiliary Services		12,380,000		1,550,000				13,930,000

Sub-total, Support to Operations		12,380,000		1,550,000				13,930,000

Operations
HIGHER EDUCATION PROGRAM		448,833,000		219,016,000		8,250,000		676,099,000

Provision of Higher Education Services		448,833,000		18,113,000		8,250,000		475,196,000
Free Higher Education				200,903,000				200,903,000
ADVANCED EDUCATION PROGRAM		14,818,000		3,193,000				18,011,000

Provision of Advanced Education Services		14,818,000		3,193,000				18,011,000
RESEARCH PROGRAM		8,503,000		17,741,000				26,244,000

Conduct of Research Services		8,503,000		17,741,000				26,244,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,418,000		2,224,000				3,642,000

Provision of Extension Services		1,418,000		2,224,000				3,642,000

Sub-total, Operations		473,572,000		242,174,000		8,250,000		723,996,000

Total, Regular Programs		742,433,000		299,376,000		12,250,000		1,054,059,000

848	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PROJECT(S)
Locally-Funded Project(s)
Product Development and Commercialization of Indigenous Crop and Fish Products Phase III				5,000,000				5,000,000
Establishment of Cacao Center of Excellence in Research, Development, Innovations and Capacity Enhancement						45,000,000		45,000,000

Sub-total, Locally-Funded Project(s)				5,000,000		45,000,000		50,000,000

Total, Project(s)				5,000,000		45,000,000		50,000,000

TOTAL NEW APPROPRIATIONS	₱	742,433,000	₱	304,376,000	₱	57,250,000	₱	1,104,059,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								466,895

Total Permanent Positions								466,895

Other Compensation Common to All
Personnel Economic Relief Allowance								17,952
Representation Allowance								408
Transportation Allowance								408
Clothing and Uniform Allowance								5,236
Honoraria								3,105
Mid-Year Bonus - Civilian								38,909
Year End Bonus								38,909
Cash Gift								3,740
Productivity Enhancement Incentive								3,740
Step Increment								1,167

Total Other Compensation Common to All								113,574

Other Compensation for Specific Groups
Magna Carta for Public Health Workers								2,593
Magna Carta for Science & Technology Personnel								8,716
Lump-sum for Filling of Positions - Civilian								116,732

Total Other Compensation for Specific Groups								128,041

JANUARY 5, 2026	OFFICIAL GAZETTE	849
STATE UNIVERSITIES AND COLLEGES

Other Benefits
PAG-IBIG Contributions	1,796
PhilHealth Contributions	11,166
Employees Compensation Insurance Premiums	896
Loyalty Award - Civilian	485
Terminal Leave	13,432

Total Other Benefits	27,775

Non-Permanent Positions	6,148

Total Personnel Services	742,433

Maintenance and Other Operating Expenses
Travelling Expenses	8,654
Training and Scholarship Expenses	4,251
Supplies and Materials Expenses	14,651
Utility Expenses	25,648
Communication Expenses	620
Survey, Research, Exploration and Development Expenses	10,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	171
Professional Services	1,476
General Services	7,727
Repairs and Maintenance	10,187
Financial Assistance/Subsidy	213,644
Taxes, Insurance Premiums and Other Fees	2,969
Other Maintenance and Operating Expenses
Representation Expenses	2,210
Other Maintenance and Operating Expenses	2,168

Total Maintenance and Other Operating Expenses	304,376

Total Current Operating Expenditures	1,046,809

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	40,500
Machinery and Equipment Outlay	12,750
Furniture, Fixtures and Books Outlay	4,000

Total Capital Outlays	57,250

TOTAL NEW APPROPRIATIONS	1,104,059

850	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

R. REGION XIII - CARAGA

R.1. AGUSAN DEL SUR STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	544,152,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	121,502,000	₱	16,936,000	₱	4,220,000	₱	142,658,000
Support to Operations				18,407,000				18,407,000
Operations		129,297,000		153,260,000		19,550,000		302,107,000

HIGHER EDUCATION PROGRAM		129,297,000		140,309,000		19,550,000		289,156,000
ADVANCED EDUCATION PROGRAM				983,000				983,000
RESEARCH PROGRAM				11,285,000				11,285,000
TECHNICAL ADVISORY EXTENSION PROGRAM				683,000				683,000

Total, Regular Programs		250,799,000		188,603,000		23,770,000		463,172,000

B. PROJECT(S)
Locally-Funded Project(s)				5,000,000		75,980,000		80,980,000

Total, Project(s)				5,000,000		75,980,000		80,980,000

TOTAL NEW APPROPRIATIONS	₱	250,799,000	₱	193,603,000	₱	99,750,000	₱	544,152,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	60,180,000	₱	16,936,000	₱	4,220,000	₱	81,336,000
Administration of Personnel Benefits		61,322,000						61,322,000

Sub-total, General Administration and Support		121,502,000		16,936,000		4,220,000		142,658,000

JANUARY 5, 2026	OFFICIAL GAZETTE	851
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services				18,407,000				18,407,000

Sub-total, Support to Operations				18,407,000				18,407,000

Operations
HIGHER EDUCATION PROGRAM		129,297,000		140,309,000		19,550,000		289,156,000

Provision of Higher Education Services		129,297,000		79,013,000		19,550,000		227,860,000
Free Higher Education				61,296,000				61,296,000
ADVANCED EDUCATION PROGRAM				983,000				983,000

Provision of Advanced Higher Education Services				983,000				983,000
RESEARCH PROGRAM				11,285,000				11,285,000

Conduct of Research Services				11,285,000				11,285,000
TECHNICAL ADVISORY EXTENSION PROGRAM				683,000				683,000

Provision of Extension Services				683,000				683,000

Sub-total, Operations		129,297,000		153,260,000		19,550,000		302,107,000

Total, Regular Programs		250,799,000		188,603,000		23,770,000		463,172,000

PROJECT(S)
Locally-Funded Project(s)
Completion of College of Engineering and Information Sciences Integrated Laboratory Center						25,980,000		25,980,000
Completion of Student Center						20,000,000		20,000,000
Caraga Food Innovation Consortium				5,000,000				5,000,000
Completion of Academic Building, College of Teacher Education						30,000,000		30,000,000

Sub-total, Locally-Funded Project(s)				5,000,000		75,980,000		80,980,000

Total, Project(s)				5,000,000		75,980,000		80,980,000

TOTAL NEW APPROPRIATIONS	₱	250,799,000	₱	193,603,000	₱	99,750,000	₱	544,152,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

852	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Permanent Positions
Basic Salary	142,024

Total Permanent Positions	142,024

Other Compensation Common to All
Personnel Economic Relief Allowance	5,976
Representation Allowance	138
Transportation Allowance	138
Clothing and Uniform Allowance	1,743
Honoraria	5,852
Mid-Year Bonus - Civilian	11,835
Year End Bonus	11,835
Cash Gift	1,245
Productivity Enhancement Incentive	1,245
Step Increment	355

Total Other Compensation Common to All	40,362

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	427
Lump-sum for Filling of Positions - Civilian	61,322

Total Other Compensation for Specific Groups	61,749

Other Benefits
PAG-IBIG Contributions	597
PhilHealth Contributions	3,443
Employees Compensation Insurance Premiums	299
Loyalty Award - Civilian	65

Total Other Benefits	4,404

Non-Permanent Positions	2,260

Total Personnel Services	250,799

Maintenance and Other Operating Expenses
Travelling Expenses	5,500
Training and Scholarship Expenses	8,260
Supplies and Materials Expenses	10,601
Utility Expenses	29,234
Communication Expenses	3,857
Awards/Rewards and Prizes	1,385
Survey, Research, Exploration and Development Expenses	10,730
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	185
Professional Services	10,874
General Services	30,519
Repairs and Maintenance	14,278
Financial Assistance/Subsidy	61,296
Taxes, Insurance Premiums and Other Fees	3,953

JANUARY 5, 2026	OFFICIAL GAZETTE	853
STATE UNIVERSITIES AND COLLEGES

Labor and Wages	250
Other Maintenance and Operating Expenses
Advertising Expenses	52
Printing and Publication Expenses	500
Representation Expenses	473
Transportation and Delivery Expenses	3
Membership Dues and Contributions to Organizations	162
Subscription Expenses	1,471
Other Maintenance and Operating Expenses	20

Total Maintenance and Other Operating Expenses	193,603

Total Current Operating Expenditures	444,402

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	75,980
Machinery and Equipment Outlay	18,545
Transportation Equipment Outlay	2,750
Furniture, Fixtures and Books Outlay	2,475

Total Capital Outlays	99,750

TOTAL NEW APPROPRIATIONS	544,152

R.2. CARAGA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,190,158,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	162,529,000	₱	56,616,000	₱	₱	219,145,000
Support to Operations				17,071,000			17,071,000
Operations		437,220,000		430,722,000			867,942,000

HIGHER EDUCATION PROGRAM		436,992,000		361,590,000			798,582,000
ADVANCED EDUCATION PROGRAM		30,000		8,945,000			8,975,000
RESEARCH PROGRAM		100,000		59,448,000			59,548,000
TECHNICAL ADVISORY EXTENSION PROGRAM		98,000		739,000			837,000

Total, Regular Programs		599,749,000		504,409,000			1,104,158,000

854	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

B. PROJECT(S)
Locally-Funded Project(s)				8,000,000		78,000,000		86,000,000

Total, Project(s)				8,000,000		78,000,000		86,000,000

TOTAL NEW APPROPRIATIONS	₱	599,749,000	₱	512,409,000	₱	78,000,000	₱	1,190,158,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱68,697,000	₱56,616,000	₱	₱125,313,000
Administration of Personnel Benefits	93,832,000			93,832,000

Sub-total, General Administration and Support	162,529,000	56,616,000		219,145,000

Support to Operations
Auxiliary Services		17,071,000		17,071,000

Sub-total, Support to Operations		17,071,000		17,071,000

Operations
HIGHER EDUCATION PROGRAM	436,992,000	361,590,000		798,582,000

Provision of Higher Education Services	436,992,000	59,513,000		496,505,000
Free Higher Education		302,077,000		302,077,000
ADVANCED EDUCATION PROGRAM	30,000	8,945,000		8,975,000

Provision of Advanced Education Services	30,000	8,945,000		8,975,000
RESEARCH PROGRAM	100,000	59,448,000		59,548,000

Conduct of Research Services	100,000	59,448,000		59,548,000
TECHNICAL ADVISORY EXTENSION PROGRAM	98,000	739,000		837,000

Provision of Extension Services	98,000	739,000		837,000

Sub-total, Operations	437,220,000	430,722,000		867,942,000

Total, Regular Programs	599,749,000	504,409,000		1,104,158,000

JANUARY 5, 2026	OFFICIAL GAZETTE	855
STATE UNIVERSITIES AND COLLEGES

PROJECT(S)
Locally-Funded Project(s)
Construction of University Gymnasium and Cultural Center Phase II						25,000,000		25,000,000
Construction of Integrated Engineering Building						8,000,000		8,000,000
Caraga Food Innovation Consortium, Main Campus				5,000,000				5,000,000
Caraga Food Innovation Consortium, Cabadbaran Campus				3,000,000				3,000,000
Construction of the College of Forestry Environmental Sciences Building Complex						45,000,000		45,000,000

Sub-total, Locally-Funded Project(s)				8,000,000		78,000,000		86,000,000

Total, Project(s)				8,000,000		78,000,000		86,000,000

TOTAL NEW APPROPRIATIONS	₱	599,749,000	₱	512,409,000	₱	78,000,000	₱	1,190,158,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	384,690

Total Permanent Positions	384,690

Other Compensation Common to All
Personnel Economic Relief Allowance	14,952
Representation Allowance	294
Transportation Allowance	294
Clothing and Uniform Allowance	4,361
Honoraria	4,148
Mid-Year Bonus - Civilian	32,058
Year End Bonus	32,058
Cash Gift	3,115
Productivity Enhancement Incentive	3,115
Step Increment	962

Total Other Compensation Common to All	95,357

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	314
Magna Carta for Science & Technology Personnel	9,177
Magna Carta for Public Social Workers	782

856	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Lump-sum for Filling of Positions - Civilian	91,823

Total Other Compensation for Specific Groups	102,096

Other Benefits
PAG-IBIG Contributions	1,496
PhilHealth Contributions	8,771
Employees Compensation Insurance Premiums	748
Loyalty Award - Civilian	345
Terminal Leave	2,009

Total Other Benefits	13,369

Non-Permanent Positions	4,237

Total Personnel Services	599,749

Maintenance and Other Operating Expenses
Travelling Expenses	18,402
Training and Scholarship Expenses	11,586
Supplies and Materials Expenses	30,464
Utility Expenses	23,493
Communication Expenses	3,412
Awards/Rewards and Prizes	4,207
Survey, Research, Exploration and Development Expenses	17,000
Professional Services	15,978
General Services	25,457
Repairs and Maintenance	9,899
Financial Assistance/Subsidy	302,077
Taxes, Insurance Premiums and Other Fees	12,072
Labor and Wages	50
Other Maintenance and Operating Expenses
Printing and Publication Expenses	11,234
Representation Expenses	9,423
Rent/Lease Expenses	978
Membership Dues and Contributions to Organizations	970
Subscription Expenses	9,955
Other Maintenance and Operating Expenses	5,752

Total Maintenance and Other Operating Expenses	512,409

Total Current Operating Expenditures	1,112,158

Capital Outlays
Property, Plant and Equipment Outlay Buildings and Other Structures	78,000

Total Capital Outlays	78,000

TOTAL NEW APPROPRIATIONS	1,190,158

R.3. NORTH EASTERN MINDANAO STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,425,893,000

JANUARY 5, 2026	OFFICIAL GAZETTE	857
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱302,683,000	₱33,267,000	₱		₱335,950,000
Support to Operations		1,000,000			1,000,000
Operations	457,886,000	553,057,000		28,000,000	1,038,943,000

HIGHER EDUCATION PROGRAM	454,386,000	497,646,000		28,000,000	980,032,000
ADVANCED EDUCATION PROGRAM	500,000	2,186,000			2,686,000
RESEARCH PROGRAM	1,500,000	46,019,000			47,519,000
TECHNICAL ADVISORY EXTENSION PROGRAM	1,500,000	7,206,000			8,706,000

Total, Regular Programs	760,569,000	587,324,000		28,000,000	1,375,893,000

B. PROJECT(S)
Locally-Funded Project(s)		5,000,000		45,000,000	50,000,000

Total, Project(s)		5,000,000		45,000,000	50,000,000

TOTAL NEW APPROPRIATIONS	₱760,569,000	₱592,324,000	₱	73,000,000	₱1,425,893,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	127,292,000	₱	33,267,000	₱	₱	160,559,000
Administration of Personnel Benefits		175,391,000					175,391,000

Sub-total, General Administration and Support		302,683,000		33,267,000			335,950,000

Support to Operations
Auxiliary Services				1,000,000			1,000,000

Sub-total, Support to Operations				1,000,000			1,000,000

858	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Operations
HIGHER EDUCATION PROGRAM		454,386,000		497,646,000		28,000,000		980,032,000

Provision of Higher Education Services		454,386,000		82,461,000		28,000,000		564,847,000
Free Higher Education				415,185,000				415,185,000
ADVANCED EDUCATION PROGRAM		500,000		2,186,000				2,686,000

Provision of Advanced Education Services		500,000		2,186,000				2,686,000
RESEARCH PROGRAM		1,500,000		46,019,000				47,519,000

Conduct of Research Services		1,500,000		46,019,000				47,519,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,500,000		7,206,000				8,706,000

Provision of Extension Services		1,500,000		7,206,000				8,706,000

Sub-total, Operations		457,886,000		553,057,000		28,000,000		1,038,943,000

Total, Regular Programs		760,569,000		587,324,000		28,000,000		1,375,893,000

PROJECT(S)
Locally-Funded Project(s)
Caraga Food Innovation Consortium				5,000,000				5,000,000
Construction of Academic Classrooms, Advanced DBMG Building						45,000,000		45,000,000

Sub-total, Locally-Funded Project(s)				5,000,000		45,000,000		50,000,000

Total, Project(s)				5,000,000		45,000,000		50,000,000

TOTAL NEW APPROPRIATIONS	₱	760,569,000	₱	592,324,000	₱	73,000,000	₱	1,425,893,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								448,389

Total Permanent Positions								448,389

Other Compensation Common to All
Personnel Economic Relief Allowance								20,064

JANUARY 5, 2026	OFFICIAL GAZETTE	859
STATE UNIVERSITIES AND COLLEGES

Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	5,852
Honoraria	3,500
Mid-Year Bonus - Civilian	37,366
Year End Bonus	37,366
Cash Gift	4,180
Productivity Enhancement Incentive	4,180
Step Increment	1,121

Total Other Compensation Common to All	114,049

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,831
Lump-sum for Filling of Positions - Civilian	174,695

Total Other Compensation for Specific Groups	176,526

Other Benefits
PAG-IBIG Contributions	2,007
PhilHealth Contributions	10,655
Employees Compensation Insurance Premiums	1,003
Loyalty Award - Civilian	265
Terminal Leave	696

Total Other Benefits	14,626

Non-Permanent Positions	6,979

Total Personnel Services	760,569

Maintenance and Other Operating Expenses
Travelling Expenses	18,750
Training and Scholarship Expenses	3,189
Supplies and Materials Expenses	57,059
Utility Expenses	18,647
Communication Expenses	3,788
Awards/Rewards and Prizes	5,288
Survey, Research, Exploration and Development Expenses	5,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	10,924
General Services	16,912
Repairs and Maintenance	5,592
Financial Assistance/Subsidy	415,185
Taxes, Insurance Premiums and Other Fees	7,607
Other Maintenance and Operating Expenses
Advertising Expenses	89
Printing and Publication Expenses	1,263
Representation Expenses	11,006
Transportation and Delivery Expenses	5,065
Rent/Lease Expenses	57

860	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Membership Dues and Contributions to Organizations	20
Subscription Expenses	5,644
Other Maintenance and Operating Expenses	1,089

Total Maintenance and Other Operating Expenses	592,324

Total Current Operating Expenditures	1,352,893

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	45,000
Machinery and Equipment Outlay	27,800
Furniture, Fixtures and Books Outlay	200

Total Capital Outlays	73,000

TOTAL NEW APPROPRIATIONS	1,425,893

R.4. SURIGAO DEL NORTE STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	722,250,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	138,288,000	₱	44,952,000	₱	7,900,000	₱	191,140,000
Operations		257,367,000		211,938,000		6,805,000		476,110,000

HIGHER EDUCATION PROGRAM		257,367,000		184,761,000		6,805,000		448,933,000
ADVANCED EDUCATION PROGRAM				3,210,000				3,210,000
RESEARCH PROGRAM				20,585,000				20,585,000
TECHNICAL ADVISORY EXTENSION PROGRAM				3,382,000				3,382,000

Total, Regular Programs		395,655,000		256,890,000		14,705,000		667,250,000

B. PROJECT(S)
Locally-Funded Project(s)				5,000,000		50,000,000		55,000,000

Total, Project(s)				5,000,000		50,000,000		55,000,000

TOTAL NEW APPROPRIATIONS	₱	395,655,000	₱	261,890,000	₱	64,705,000	₱	722,250,000

New Appropriations, by Programs/Activities/Projects

JANUARY 5, 2026	OFFICIAL GAZETTE	861
STATE UNIVERSITIES AND COLLEGES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	67,468,000	₱	44,952,000	₱	7,900,000	₱	120,320,000
Administration of Personnel Benefits		70,820,000						70,820,000

Sub-total, General Administration and Support		138,288,000		44,952,000		7,900,000		191,140,000

Operations
HIGHER EDUCATION PROGRAM		257,367,000		184,761,000		6,805,000		448,933,000

Provision of Higher Education Services		257,367,000		70,516,000		6,805,000		334,688,000
Free Higher Education				114,245,000				114,245,000
ADVANCED EDUCATION PROGRAM				3,210,000				3,210,000

Provision of Advanced Education Services				3,210,000				3,210,000
RESEARCH PROGRAM				20,585,000				20,585,000

Conduct of Research Services				20,585,000				20,585,000
TECHNICAL ADVISORY EXTENSION PROGRAM				3,382,000				3,382,000

Provision of Extension Services				3,382,000				3,382,000

Sub-total, Operations		257,367,000		211,938,000		6,805,000		476,110,000

Total, Regular Programs		395,655,000		256,890,000		14,705,000		667,250,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Mini-Hotel, Del Carmen Campus						20,000,000		20,000,000
Caraga Food Innovation Consortium				5,000,000				5,000,000
Construction of Academic Building, College of Engineering						30,000,000		30,000,000

Sub-total, Locally-Funded Project(s)				5,000,000		50,000,000		55,000,000

Total, Project(s)				5,000,000		50,000,000		55,000,000

TOTAL NEW APPROPRIATIONS	₱	395,655,000	₱	261,890,000	₱	64,705,000	₱	722,250,000

862	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	248,990

Total Permanent Positions	248,990

Other Compensation Common to All
Personnel Economic Relief Allowance	9,048
Representation Allowance	138
Transportation Allowance	138
Clothing and Uniform Allowance	2,639
Honoraria	836
Mid-Year Bonus - Civilian	20,749
Year End Bonus	20,749
Cash Gift	1,885
Productivity Enhancement Incentive	1,885
Step Increment	622

Total Other Compensation Common to All	58,689

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	495
Lump-sum for Filling of Positions - Civilian	70,810

Total Other Compensation for Specific Groups	71,305

Other Benefits
PAG-IBIG Contributions	905
PhilHealth Contributions	5,776
Employees Compensation Insurance Premiums	452
Loyalty Award - Civilian	235
Terminal Leave	10

Total Other Benefits	7,378

Non-Permanent Positions	9,293

Total Personnel Services	395,655

Maintenance and Other Operating Expenses
Travelling Expenses	12,395
Training and Scholarship Expenses	11,074
Supplies and Materials Expenses	33,673
Utility Expenses	25,775
Communication Expenses	3,723

JANUARY 5, 2026	OFFICIAL GAZETTE	863
STATE UNIVERSITIES AND COLLEGES

Awards/Rewards and Prizes	147
Survey, Research, Exploration and Development Expenses	5,050
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	233
Professional Services	8,106
General Services	22,390
Repairs and Maintenance	8,806
Financial Assistance/Subsidy	114,245
Taxes, Insurance Premiums and Other Fees	4,563
Other Maintenance and Operating Expenses
Advertising Expenses	176
Printing and Publication Expenses	989
Representation Expenses	1,317
Transportation and Delivery Expenses	7
Rent/Lease Expenses	382
Membership Dues and Contributions to Organizations	88
Subscription Expenses	605
Other Maintenance and Operating Expenses	8,146

Total Maintenance and Other Operating Expenses	261,890

Total Current Operating Expenditures	657,545

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	50,000
Machinery and Equipment Outlay	14,705

Total Capital Outlays	64,705

TOTAL NEW APPROPRIATIONS	722,250

864	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

S. BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)

S.1. ADIONG MEMORIAL STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	165,621,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	53,613,000	₱	17,766,000	₱		₱	71,379,000
Support to Operations		2,000		1,133,000				1,135,000
Operations		23,200,000		38,787,000		120,000		62,107,000

HIGHER EDUCATION PROGRAM		23,200,000		27,021,000		120,000		50,341,000
ADVANCED EDUCATION PROGRAM				628,000				628,000
RESEARCH PROGRAM				7,048,000				7,048,000
TECHNICAL ADVISORY EXTENSION PROGRAM				4,090,000				4,090,000

Total, Regular Programs		76,815,000		57,686,000		120,000		134,621,000

B. PROJECT(S)
Locally-Funded Project(s)				5,000,000		26,000,000		31,000,000

Total, Project(s)				5,000,000		26,000,000		31,000,000

TOTAL NEW APPROPRIATIONS	₱	76,815,000	₱	62,686,000	₱	26,120,000	₱	165,621,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	50,889,000	₱	17,766,000	₱		₱	68,655,000
Administration of Personnel Benefits		2,724,000						2,724,000

Sub-total, General Administration and Support		53,613,000		17,766,000				71,379,000

JANUARY 5, 2026	OFFICIAL GAZETTE	865
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		2,000		1,133,000				1,135,000

Sub-total, Support to Operations		2,000		1,133,000				1,135,000

Operations
HIGHER EDUCATION PROGRAM		23,200,000		27,021,000		120,000		50,341,000

Provision of Higher Education Services		23,200,000		7,292,000		120,000		30,612,000
Free Higher Education				19,729,000				19,729,000
ADVANCED EDUCATION PROGRAM				628,000				628,000

Provision of Advanced Education Services				628,000				628,000
RESEARCH PROGRAM				7,048,000				7,048,000

Provision of Research Services				7,048,000				7,048,000
TECHNICAL ADVISORY EXTENSION PROGRAM				4,090,000				4,090,000

Provision of Extension Services				4,090,000				4,090,000

Sub-total, Operations		23,200,000		38,787,000		120,000		62,107,000

Total, Regular Programs		76,815,000		57,686,000		120,000		134,621,000

PROJECT(S)
Locally-Funded Project(s)
Completion of State of the Art Two-Storey Laboratory School Building						8,000,000		8,000,000
Product Development and Commercialization of Indigenous Crop and Fish Products Phase III				5,000,000				5,000,000
Construction of Academic and Administrative Building						18,000,000		18,000,000

Sub-total, Locally-Funded Project(s)				5,000,000		26,000,000		31,000,000

Total, Project(s)				5,000,000		26,000,000		31,000,000

TOTAL NEW APPROPRIATIONS	₱	76,815,000	₱	62,686,000	₱	26,120,000	₱	165,621,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services

866	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Civilian Personnel
Permanent Positions
Basic Salary	57,086

Total Permanent Positions	57,086

Other Compensation Common to All
Personnel Economic Relief Allowance	2,904
Representation Allowance	186
Transportation Allowance	186
Clothing and Uniform Allowance	847
Honoraria	167
Mid-Year Bonus - Civilian	4,757
Year End Bonus	4,757
Cash Gift	605
Productivity Enhancement Incentive	605
Step Increment	142

Total Other Compensation Common to All	15,156

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	2
Lump-sum for Filling of Positions - Civilian	2,724

Total Other Compensation for Specific Groups	2,726

Other Benefits
PAG-IBIG Contributions	291
PhilHealth Contributions	1,411
Employees Compensation Insurance Premiums	145

Total Other Benefits	1,847

Total Personnel Services	76,815

Maintenance and Other Operating Expenses
Travelling Expenses	4,579
Training and Scholarship Expenses	3,422
Supplies and Materials Expenses	8,382
Utility Expenses	434
Communication Expenses	300
Awards/Rewards and Prizes	200
Survey, Research, Exploration and Development Expenses	10,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	1,230
General Services	3,722
Repairs and Maintenance	650
Financial Assistance/Subsidy	19,729
Taxes, Insurance Premiums and Other Fees	151

JANUARY 5, 2026	OFFICIAL GAZETTE	867
STATE UNIVERSITIES AND COLLEGES

Labor and Wages	500
Other Maintenance and Operating Expenses
Other Maintenance and Operating Expenses	9,237

Total Maintenance and Other Operating Expenses	62,686

Total Current Operating Expenditures	139,501

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	26,000
Machinery and Equipment Outlay	120

Total Capital Outlays	26,120

TOTAL NEW APPROPRIATIONS	165,621

S.2. COTABATO STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	407,916,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	76,992,000	₱	21,926,000	₱	5,000,000	₱	103,918,000
Operations		146,136,000		117,712,000				263,848,000

HIGHER EDUCATION PROGRAM		146,136,000		110,248,000				256,384,000
RESEARCH PROGRAM				6,389,000				6,389,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,075,000				1,075,000

Total, Regular Programs		223,128,000		139,638,000		5,000,000		367,766,000

B. PROJECT(S)
Locally-Funded Project(s)				5,000,000		35,150,000		40,150,000

Total, Project(s)				5,000,000		35,150,000		40,150,000

TOTAL NEW APPROPRIATIONS	₱	223,128,000	₱	144,638,000	₱	40,150,000	₱	407,916,000

New Appropriations, by Programs/Activities/Projects

868	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	58,550,000	₱	21,926,000	₱	5,000,000	₱	85,476,000
Administration of Personnel Benefits		18,442,000						18,442,000

Sub-total, General Administration and Support		76,992,000		21,926,000		5,000,000		103,918,000

Operations
HIGHER EDUCATION PROGRAM		146,136,000		110,248,000				256,384,000

Provision of Higher Education Services		146,136,000		30,676,000				176,812,000
Free Higher Education				79,572,000				79,572,000
RESEARCH PROGRAM				6,389,000				6,389,000

Conduct of Research Services				6,389,000				6,389,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,075,000				1,075,000

Provision of Extension Services				1,075,000				1,075,000

Sub-total, Operations		146,136,000		117,712,000				263,848,000

Total, Regular Programs		223,128,000		139,638,000		5,000,000		367,766,000

PROJECT(S)
Locally-Funded Project(s)
Upgrading of Library Holdings						5,150,000		5,150,000
Product Development and Commercialization of Indigenous Crop and Fish Products Phase III				5,000,000				5,000,000
Construction of Five-Storey College of Arts and Sciences Building, Phase I						30,000,000		30,000,000

Sub-total, Locally-Funded Project(s)				5,000,000		35,150,000		40,150,000

Total, Project(s)				5,000,000		35,150,000		40,150,000

TOTAL NEW APPROPRIATIONS	₱	223,128,000	₱	144,638,000	₱	40,150,000	₱	407,916,000

JANUARY 5, 2026	OFFICIAL GAZETTE	869
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	158,008

Total Permanent Positions	158,008

Other Compensation Common to All
Personnel Economic Relief Allowance	6,792
Representation Allowance	264
Transportation Allowance	264
Clothing and Uniform Allowance	1,981
Honoraria	992
Mid-Year Bonus - Civilian	13,167
Year End Bonus	13,167
Cash Gift	1,415
Productivity Enhancement Incentive	1,415
Step Increment	395

Total Other Compensation Common to All	39,852

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	160
Lump-sum for Filling of Positions - Civilian	18,442

Total Other Compensation for Specific Groups	18,602

Other Benefits
PAG-IBIG Contributions	679
PhilHealth Contributions	3,850
Employees Compensation Insurance Premiums	340
Loyalty Award - Civilian	60

Total Other Benefits	4,929

Non-Permanent Positions	1,737

Total Personnel Services	223,128

Maintenance and Other Operating Expenses
Travelling Expenses	4,204
Training and Scholarship Expenses	2,084
Supplies and Materials Expenses	9,855
Utility Expenses	13,565

870	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Communication Expenses	3,600
Survey, Research, Exploration and Development Expenses	10,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	546
Professional Services	9,465
General Services	5,233
Repairs and Maintenance	4,079
Financial Assistance/Subsidy	79,572
Taxes, Insurance Premiums and Other Fees	1,097
Other Maintenance and Operating Expenses
Advertising Expenses	70
Printing and Publication Expenses	180
Representation Expenses	298
Transportation and Delivery Expenses	262
Membership Dues and Contributions to Organizations	348
Subscription Expenses	180

Total Maintenance and Other Operating Expenses	144,638

Total Current Operating Expenditures	367,766

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	30,000
Machinery and Equipment Outlay	5,000
Furniture, Fixtures and Books Outlay	5,150

Total Capital Outlays	40,150

TOTAL NEW APPROPRIATIONS	407,916

S.3. MINDANAO STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	6,256,665,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	687,285,000	₱	145,770,000	₱		₱	833,055,000
Support to Operations		136,818,000		9,843,000				146,661,000
Operations		3,412,314,000		954,943,000		25,000,000		4,392,257,000

HIGHER EDUCATION PROGRAM		3,241,645,000		835,841,000		20,000,000		4,097,486,000
ADVANCED EDUCATION PROGRAM		14,690,000		2,456,000				17,146,000

JANUARY 5, 2026	OFFICIAL GAZETTE	871
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM		113,607,000		109,290,000		5,000,000		227,897,000
TECHNICAL ADVISORY EXTENSION PROGRAM		42,372,000		7,356,000				49,728,000

Total, Regular Programs		4,236,417,000		1,110,556,000		25,000,000		5,371,973,000

B. PROJECT(S)
Locally-Funded Project(s)				20,000,000		864,692,000		884,692,000

Total, Project(s)				20,000,000		864,692,000		884,692,000

TOTAL NEW APPROPRIATIONS	₱	4,236,417,000	₱	1,130,556,000	₱	889,692,000	₱	6,256,665,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	533,273,000	₱	145,770,000	₱	₱	679,043,000

Region X - Northern Mindanao		28,870,000		17,101,000			45,971,000

Mindanao State University - Naawan		28,870,000		17,101,000			45,971,000
Region XII - SOCCSKSARGEN		62,816,000		13,292,000			76,108,000

Mindanao State University - General Santos		62,816,000		13,292,000			76,108,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		441,587,000		115,377,000			556,964,000

Mindanao State University - Maguindanao		43,106,000		8,508,000			51,614,000
Mindanao State University - Marawi		367,892,000		95,939,000			463,831,000
Mindanao State University - Sulu		30,589,000		10,930,000			41,519,000
Administration of Personnel Benefits		154,012,000					154,012,000

Region X - Northern Mindanao		3,907,000					3,907,000

Mindanao State University - Naawan		3,907,000					3,907,000
Region XII - SOCCSKSARGEN		38,611,000					38,611,000

Mindanao State University - General Santos		38,611,000					38,611,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		111,494,000					111,494,000

Mindanao State University - Marawi		97,252,000					97,252,000

872	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Mindanao State University - Sulu	14,242,000			14,242,000

Sub-total, General Administration and Support	687,285,000	145,770,000		833,055,000

Support to Operations
Auxiliary Services	136,818,000	9,843,000		146,661,000

Region X - Northern Mindanao	22,791,000	241,000		23,032,000

Mindanao State University - Naawan	22,791,000	241,000		23,032,000
Region XII - SOCCSKSARGEN	17,468,000	6,667,000		24,135,000

Mindanao State University - General Santos	17,468,000	6,667,000		24,135,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	96,559,000	2,935,000		99,494,000

Mindanao State University - Maguindanao	25,676,000	355,000		26,031,000
Mindanao State University - Marawi	68,887,000	1,998,000		70,885,000
Mindanao State University - Sulu	1,996,000	582,000		2,578,000

Sub-Total, Support to Operations	136,818,000	9,843,000		146,661,000

Operations
HIGHER EDUCATION PROGRAM	3,241,645,000	835,841,000	20,000,000	4,097,486,000

Provision of Higher Education Services	3,241,645,000	464,848,000	20,000,000	3,726,493,000

Region X - Northern Mindanao	160,132,000	32,713,000		192,845,000

Mindanao State University - Naawan	160,132,000	32,713,000		192,845,000
Region XII - SOCCSKSARGEN	408,525,000	48,410,000	5,000,000	461,935,000

Mindanao State University - General Santos	408,525,000	48,410,000	5,000,000	461,935,000
Bangsamoro Autonomous Region in Muslim
Mindanao (BARMM)	2,672,988,000	383,725,000	15,000,000	3,071,713,000

Mindanao State University - Maguindanao	270,406,000	50,480,000	5,000,000	325,886,000
Mindanao State University - Marawi	2,098,160,000	282,718,000	5,000,000	2,385,878,000
Mindanao State University - Sulu	304,422,000	50,527,000	5,000,000	359,949,000
Free Higher Education		370,993,000		370,993,000

Region X - Northern Mindanao		30,138,000		30,138,000

Mindanao State University - Naawan		30,138,000		30,138,000
Region XII - SOCCSKSARGEN		60,729,000		60,729,000

Mindanao State University - General Santos		60,729,000		60,729,000

JANUARY 5, 2026	OFFICIAL GAZETTE	873
STATE UNIVERSITIES AND COLLEGES

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		280,126,000		280,126,000

Mindanao State University - Maguindanao		26,440,000		26,440,000
Mindanao State University - Marawi		201,012,000		201,012,000
Mindanao State University - Sulu		52,674,000		52,674,000
ADVANCED EDUCATION PROGRAM	14,690,000	2,456,000		17,146,000

Provision of Advanced Education Services	14,690,000	2,456,000		17,146,000

Region XII - SOCCSKSARGEN		1,431,000		1,431,000

Mindanao State University - General Santos		1,431,000		1,431,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	14,690,000	1,025,000		15,715,000

Mindanao State University - Maguindanao	7,382,000	498,000		7,880,000
Mindanao State University - Marawi	7,308,000	527,000		7,835,000
RESEARCH PROGRAM	113,607,000	109,290,000	5,000,000	227,897,000

Conduct of Research Services	113,607,000	109,290,000	5,000,000	227,897,000

Region X - Northern Mindanao	42,005,000	22,765,000	5,000,000	69,770,000

Mindanao State University - Naawan	42,005,000	22,765,000	5,000,000	69,770,000
Region XII - SOCCSKSARGEN	8,435,000	23,869,000		32,304,000

Mindanao State University - General Santos	8,435,000	23,869,000		32,304,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	63,167,000	62,656,000		125,823,000

Mindanao State University - Maguindanao	9,577,000	20,605,000		30,182,000
Mindanao State University - Marawi	44,886,000	21,931,000		66,817,000
Mindanao State University - Sulu	8,704,000	20,120,000		28,824,000
TECHNICAL ADVISORY EXTENSION PROGRAM	42,372,000	7,356,000		49,728,000

Provision of Extension Services	42,372,000	7,356,000		49,728,000

Region X - Northern Mindanao	7,931,000	258,000		8,189,000

Mindanao State University - Naawan	7,931,000	258,000		8,189,000
Region XII - SOCCSKSARGEN	3,637,000	395,000		4,032,000

Mindanao State University - General Santos	3,637,000	395,000		4,032,000

874	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	30,804,000	6,703,000		37,507,000

Mindanao State University - Maguindanao	8,795,000	742,000		9,537,000
Mindanao State University - Marawi	22,009,000	5,961,000		27,970,000

Sub-total, Operations	3,412,314,000	954,943,000	25,000,000	4,392,257,000

Total, Regular Programs	4,236,417,000	1,110,556,000	25,000,000	5,371,973,000

PROJECT(S)
Locally-Funded Project(s)
Completion of Sports and Recreation Center, MSU-Sulu			100,000,000	100,000,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)			100,000,000	100,000,000

Mindanao State University - Sulu			100,000,000	100,000,000
Completion of MSU-Main Campus University Hospital and Research Complex, MSU-Marawi			60,541,000	60,541,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)			60,541,000	60,541,000

Mindanao State University - Marawi			60,541,000	60,541,000
Completion of Academic Complex Building, MSU-Buug			33,000,000	33,000,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)			33,000,000	33,000,000

Mindanao State University - Marawi			33,000,000	33,000,000
Completion of Training and Student Center Activity Center, MSU-Naawan			103,497,000	103,497,000

Region X - Northern Mindanao			103,497,000	103,497,000

Mindanao State University - Naawan			103,497,000	103,497,000
Completion of Integrated Development School Senior High School Building, MSU-Naawan			25,000,000	25,000,000

Region X - Northern Mindanao			25,000,000	25,000,000

Mindanao State University - Naawan			25,000,000	25,000,000
Construction of Three-Storey University Student Learning Hub, MSU-Sulu			60,975,000	60,975,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)			60,975,000	60,975,000

Mindanao State University - Sulu			60,975,000	60,975,000

JANUARY 5, 2026	OFFICIAL GAZETTE	875
STATE UNIVERSITIES AND COLLEGES

Completion of Three-Storey Academic Building for the College of Law, MSU-Sulu		25,000,000	25,000,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		25,000,000	25,000,000

Mindanao State University - Sulu		25,000,000	25,000,000
Completion of University Gymnasium, MSU-General Santos		75,000,000	75,000,000

Region XII - SOCCSKSARGEN		75,000,000	75,000,000

Mindanao State University - General Santos		75,000,000	75,000,000
Construction of Academic Complex Building, MSU-General Santos		150,000,000	150,000,000

Region XII - SOCCSKSARGEN		150,000,000	150,000,000

Mindanao State University - General Santos		150,000,000	150,000,000
Upgrading of Academic Building for the College of Public Affairs and Governance, MSU-Maguindanao		66,289,000	66,289,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		66,289,000	66,289,000

Mindanao State University - Maguindanao		66,289,000	66,289,000
Upgrading of Academic Building for the MSU-Maguindanao Institute of Management, MSU-Maguindanao		44,337,000	44,337,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		44,337,000	44,337,000

Mindanao State University - Maguindanao		44,337,000	44,337,000
Product Development and Commercialization of Indigenous Crop and Fish Products Phase III, MSU-Maguindanao	5,000,000		5,000,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	5,000,000		5,000,000

Mindanao State University - Maguindanao	5,000,000		5,000,000
Product Development and Commercialization of Indigenous Crop and Fish Products Phase III, MSU-General Santos	5,000,000		5,000,000

Region XII - SOCCSKSARGEN	5,000,000		5,000,000

Mindanao State University - General Santos	5,000,000		5,000,000
Product Development and Commercialization of Indigenous Crop and Fish Products Phase III, MSU-Sulu	5,000,000		5,000,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	5,000,000		5,000,000

Mindanao State University - Sulu	5,000,000		5,000,000
Product Development and Commercialization of Indigenous Crop and Fish Products Phase III, MSU-Buug	5,000,000		5,000,000

876	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)				5,000,000				5,000,000

Mindanao State University - Marawi				5,000,000				5,000,000
Construction of Academic Building Including Facilities, MSU-Main Campus, Sindangan Extension						14,000,000		14,000,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)						14,000,000		14,000,000

Mindanao State University - Marawi						14,000,000		14,000,000
Improvement and Upgrading of Academic Building, College of Engineering and Computing Science						72,053,000		72,053,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)						72,053,000		72,053,000

Mindanao State University - Maguindanao						72,053,000		72,053,000
Construction of Academic Facility for Peace, Culture and Arts, MSU - General Santos						35,000,000		35,000,000

Region XII - SOCCSKSARGEN						35,000,000		35,000,000

Mindanao State University - General Santos						35,000,000		35,000,000

Sub-total, Locally-Funded Project(s)				20,000,000		864,692,000		884,692,000

Total, Project(s)				20,000,000		864,692,000		884,692,000

TOTAL NEW APPROPRIATIONS	₱	4,236,417,000	₱	1,130,556,000	₱	889,692,000	₱	6,256,665,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	3,034,734

Total Permanent Positions	3,034,734

Other Compensation Common to All
Personnel Economic Relief Allowance	120,264
Representation Allowance	5,700
Transportation Allowance	5,628
Clothing and Uniform Allowance	35,077
Honoraria	9,109
Mid-Year Bonus - Civilian	252,895

JANUARY 5, 2026	OFFICIAL GAZETTE	877
STATE UNIVERSITIES AND COLLEGES

Year End Bonus	252,895
Cash Gift	25,055
Productivity Enhancement Incentive	25,055
Step Increment	7,586

Total Other Compensation Common to All	739,264

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	3,466
Lump-sum for Filling of Positions - Civilian	34,519
Lump-sum for NBC 308	118,484
Anniversary Bonus - Civilian	15,129

Total Other Compensation for Specific Groups	171,598

Other Benefits
PAG-IBIG Contributions	12,024
PhilHealth Contributions	68,683
Employees Compensation Insurance Premiums	6,012
Loyalty Award - Civilian	8,445
Terminal Leave	119,493

Total Other Benefits	214,657

Non-Permanent Positions	76,164

Total Personnel Services	4,236,417

Maintenance and Other Operating Expenses
Travelling Expenses	65,837
Training and Scholarship Expenses	65,049
Supplies and Materials Expenses	120,476
Utility Expenses	98,785
Communication Expenses	20,529
Awards/Rewards and Prizes	15,890
Survey, Research, Exploration and Development Expenses	68,556
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,312
Professional Services	12,018
General Services	37,265
Repairs and Maintenance	81,277
Financial Assistance/Subsidy	371,708
Taxes, Insurance Premiums and Other Fees	26,022
Labor and Wages	879
Other Maintenance and Operating Expenses
Advertising Expenses	431
Printing and Publication Expenses	5,354
Representation Expenses	8,528
Transportation and Delivery Expenses	2,007
Rent/Lease Expenses	3,382
Membership Dues and Contributions to Organizations	673
Subscription Expenses	1,100

878	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Other Maintenance and Operating Expenses	123,478

Total Maintenance and Other Operating Expenses	1,130,556

Total Current Operating Expenditures	5,366,973

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	864,692
Machinery and Equipment Outlay	20,000
Furniture, Fixtures and Books Outlay	5,000

Total Capital Outlays	889,692

TOTAL NEW APPROPRIATIONS	6,256,665

S.4. MSU-TAWI-TAWI COLLEGE OF TECHNOLOGY AND OCEANOGRAPHY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,006,853,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	107,352,000	₱	31,198,000	₱		₱	138,550,000
Support to Operations		43,972,000		2,843,000				46,815,000
Operations		535,678,000		123,437,000		25,000,000		684,115,000

HIGHER EDUCATION PROGRAM		493,936,000		90,948,000		25,000,000		609,884,000
ADVANCED EDUCATION PROGRAM		16,725,000		2,226,000				18,951,000
RESEARCH PROGRAM		18,281,000		28,562,000				46,843,000
TECHNICAL ADVISORY EXTENSION PROGRAM		6,736,000		1,701,000				8,437,000

Total, Regular Programs		687,002,000		157,478,000		25,000,000		869,480,000

B. PROJECT(S)
Locally-Funded Project(s)				37,000,000		100,373,000		137,373,000

Total, Project(s)				37,000,000		100,373,000		137,373,000

TOTAL NEW APPROPRIATIONS	₱	687,002,000	₱	194,478,000	₱	125,373,000	₱	1,006,853,000

JANUARY 5, 2026	OFFICIAL GAZETTE	879
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	88,297,000	₱	31,198,000	₱		₱	119,495,000
Administration of Personnel Benefits		19,055,000						19,055,000

Sub-total, General Administration and Support		107,352,000		31,198,000				138,550,000

Support to Operations
Auxiliary Services		43,972,000		2,843,000				46,815,000

Sub-total, Support to Operations		43,972,000		2,843,000				46,815,000

Operations
HIGHER EDUCATION PROGRAM		493,936,000		90,948,000		25,000,000		609,884,000

Provision of Higher Education Services		493,936,000		70,120,000		25,000,000		589,056,000
Free Higher Education				20,828,000				20,828,000
ADVANCED EDUCATION PROGRAM		16,725,000		2,226,000				18,951,000

Provision of Advanced Education Services		16,725,000		2,226,000				18,951,000
RESEARCH PROGRAM		18,281,000		28,562,000				46,843,000

Conduct of Research Services		18,281,000		28,562,000				46,843,000
TECHNICAL ADVISORY EXTENSION PROGRAM		6,736,000		1,701,000				8,437,000

Provision of Extension Services		6,736,000		1,701,000				8,437,000

Sub-total, Operations		535,678,000		123,437,000		25,000,000		684,115,000

Total, Regular Programs		687,002,000		157,478,000		25,000,000		869,480,000

PROJECT(S)
Locally-Funded Project(s)
Construction of a Three-Storey College of Law						35,373,000		35,373,000
Construction of Medical and Wellness Services Building						65,000,000		65,000,000

880	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Product Development and Commercialization of Indigenous Crop and Fish Products Phase III				5,000,000				5,000,000
Futures Thinking Research Program				2,000,000				2,000,000
Repair of Academic Infrastructures				30,000,000				30,000,000

Sub-total, Locally-Funded Project(s)				37,000,000		100,373,000		137,373,000

Total, Project(s)				37,000,000		100,373,000		137,373,000

TOTAL NEW APPROPRIATIONS	₱	687,002,000	₱	194,478,000	₱	125,373,000	₱	1,006,853,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	472,688

Total Permanent Positions	472,688

Other Compensation Common to All
Personnel Economic Relief Allowance	21,672
Representation Allowance	960
Transportation Allowance	960
Clothing and Uniform Allowance	6,321
Honoraria	2,577
Mid-Year Bonus - Civilian	39,390
Year End Bonus	39,390
Cash Gift	4,515
Productivity Enhancement Incentive	4,515
Step Increment	1,180

Total Other Compensation Common to All	121,480

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	155
Lump-sum for NBC 308	11,024

Total Other Compensation for Specific Groups	11,179

Other Benefits
PAG-IBIG Contributions	2,167
PhilHealth Contributions	10,886
Employees Compensation Insurance Premiums	1,083

JANUARY 5, 2026	OFFICIAL GAZETTE	881
STATE UNIVERSITIES AND COLLEGES

Loyalty Award - Civilian	2,125
Terminal Leave	19,055

Total Other Benefits	35,316

Non-Permanent Positions	46,339

Total Personnel Services	687,002

Maintenance and Other Operating Expenses
Travelling Expenses	6,577
Training and Scholarship Expenses	18,580
Supplies and Materials Expenses	16,045
Utility Expenses	43,108
Communication Expenses	4,853
Awards/Rewards and Prizes	6,000
Survey, Research, Exploration and Development Expenses	26,770
Professional Services	940
General Services	2,307
Repairs and Maintenance	37,991
Financial Assistance/Subsidy	20,828
Other Maintenance and Operating Expenses
Advertising Expenses	400
Printing and Publication Expenses	1,005
Representation Expenses	600
Other Maintenance and Operating Expenses	8,474

Total Maintenance and Other Operating Expenses	194,478

Total Current Operating Expenditures	881,480

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	100,373
Machinery and Equipment Outlay	25,000

Total Capital Outlays	125,373

TOTAL NEW APPROPRIATIONS	1,006,853

S.5. SULU STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	476,271,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	71,398,000	₱	7,757,000	₱	230,000	₱	79,385,000

882	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Operations		125,923,000		142,774,000		689,000		269,386,000

HIGHER EDUCATION PROGRAM		125,923,000		135,960,000		689,000		262,572,000
RESEARCH PROGRAM				5,907,000				5,907,000
TECHNICAL ADVISORY EXTENSION PROGRAM				907,000				907,000

Total, Regular Programs		197,321,000		150,531,000		919,000		348,771,000

B. PROJECT(S)
Locally-Funded Project(s)				7,000,000		120,500,000		127,500,000

Total, Project(s)				7,000,000		120,500,000		127,500,000

TOTAL NEW APPROPRIATIONS	₱	197,321,000	₱	157,531,000	₱	121,419,000	₱	476,271,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	65,295,000	₱	7,757,000	₱	230,000	₱	73,282,000
Administration of Personnel Benefits		6,103,000						6,103,000

Sub-total, General Administration and Support		71,398,000		7,757,000		230,000		79,385,000

Operations
HIGHER EDUCATION PROGRAM		125,923,000		135,960,000		689,000		262,572,000

Provision of Higher Education Services		125,923,000		10,819,000		689,000		137,431,000
Free Higher Education				125,141,000				125,141,000
RESEARCH PROGRAM				5,907,000				5,907,000

Conduct of Research Services				5,907,000				5,907,000
TECHNICAL ADVISORY EXTENSION PROGRAM				907,000				907,000

Provision of Extension Services				907,000				907,000

Sub-total, Operations		125,923,000		142,774,000		689,000		269,386,000

Total, Regular Programs		197,321,000		150,531,000		919,000		348,771,000

JANUARY 5, 2026	OFFICIAL GAZETTE	883
STATE UNIVERSITIES AND COLLEGES

PROJECT(S)
Locally-Funded Project(s)
Establishment of Sulu State College Halal Research Center						50,000,000		50,000,000
Product Development and Commercialization of Indigenous Crop and Fish Products Phase III				5,000,000				5,000,000
Futures Thinking Research Program				2,000,000				2,000,000
Completion of Four-Storey Academic Building						28,500,000		28,500,000
Construction/Completion of Information and Communications Technology Building						42,000,000		42,000,000

Sub-total, Locally-Funded Project(s)				7,000,000		120,500,000		127,500,000

Total, Project(s)				7,000,000		120,500,000		127,500,000

TOTAL NEW APPROPRIATIONS	₱	197,321,000	₱	157,531,000	₱	121,419,000	₱	476,271,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	143,961

Total Permanent Positions	143,961

Other Compensation Common to All
Personnel Economic Relief Allowance	6,192
Representation Allowance	186
Transportation Allowance	186
Clothing and Uniform Allowance	1,806
Honoraria	553
Mid-Year Bonus - Civilian	11,997
Year End Bonus	11,997
Cash Gift	1,290
Productivity Enhancement Incentive	1,290
Step Increment	360

Total Other Compensation Common to All	35,857

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	20

884	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Lump-sum for Filling of Positions - Civilian	6,103

Total Other Compensation for Specific Groups	6,123

Other Benefits
PAG-IBIG Contributions	619
PhilHealth Contributions	3,443
Employees Compensation Insurance Premiums	310
Loyalty Award - Civilian	275

Total Other Benefits	4,647

Non-Permanent Positions	6,733

Total Personnel Services	197,321

Maintenance and Other Operating Expenses
Travelling Expenses	4,530
Training and Scholarship Expenses	922
Supplies and Materials Expenses	4,593
Utility Expenses	4,740
Communication Expenses	800
Survey, Research, Exploration and Development Expenses	12,292
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	120
Professional Services	480
General Services	2,420
Repairs and Maintenance	410
Financial Assistance/Subsidy	125,141
Other Maintenance and Operating Expenses
Printing and Publication Expenses	300
Representation Expenses	200
Membership Dues and Contributions to Organizations	230
Subscription Expenses	353

Total Maintenance and Other Operating Expenses	157,531

Total Current Operating Expenditures	354,852

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	120,500
Machinery and Equipment Outlay	919

Total Capital Outlays	121,419

TOTAL NEW APPROPRIATIONS	476,271

S.6. TAWI-TAWI REGIONAL AGRICULTURAL COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	279,945,000

New Appropriations, by Programs/Projects

JANUARY 5, 2026	OFFICIAL GAZETTE	885
STATE UNIVERSITIES AND COLLEGES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	74,922,000	₱	9,611,000	₱		₱	84,533,000
Operations		99,023,000		59,389,000				158,412,000

HIGHER EDUCATION PROGRAM		99,023,000		59,389,000				158,412,000

Total, Regular Programs		173,945,000		69,000,000				242,945,000

B. PROJECT(S)
Locally-Funded Project(s)				5,000,000		32,000,000		37,000,000

Total, Project(s)				5,000,000		32,000,000		37,000,000

TOTAL NEW APPROPRIATIONS	₱	173,945,000	₱	74,000,000	₱	32,000,000	₱	279,945,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	55,293,000	₱	9,611,000	₱	₱	64,904,000
Administration of Personnel Benefits		19,629,000					19,629,000

Sub-total, General Administration and Support		74,922,000		9,611,000			84,533,000

Operations
HIGHER EDUCATION PROGRAM		99,023,000		59,389,000			158,412,000

Provision of Higher Education Services		99,023,000		7,579,000			106,602,000
Free Higher Education				51,810,000			51,810,000

Sub-total, Operations		99,023,000		59,389,000			158,412,000

Total, Regular Programs		173,945,000		69,000,000			242,945,000

886	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PROJECT(S)
Locally-Funded Project(s)
Construction of Two-Storey Academic Building						8,000,000		8,000,000
Product Development and Commercialization of Indigenous
Crop and Fish Products Phase III				5,000,000				5,000,000
Construction of Academic Building,
Tarawakan Campus						24,000,000		24,000,000

Sub-total, Locally-Funded Project(s)				5,000,000		32,000,000		37,000,000

Total, Project(s)				5,000,000		32,000,000		37,000,000

TOTAL NEW APPROPRIATIONS	₱	173,945,000	₱	74,000,000	₱	32,000,000	₱	279,945,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	115,934

Total Permanent Positions	115,934

Other Compensation Common to All
Personnel Economic Relief Allowance	5,736
Representation Allowance	186
Transportation Allowance	186
Clothing and Uniform Allowance	1,673
Honoraria	1,888
Mid-Year Bonus - Civilian	9,661
Year End Bonus	9,661
Cash Gift	1,195
Productivity Enhancement Incentive	1,195
Step Increment	290

Total Other Compensation Common to All	31,671

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	13
Lump-sum for Filling of Positions - Civilian	19,629

Total Other Compensation for Specific Groups	19,642

JANUARY 5, 2026	OFFICIAL GAZETTE	887
STATE UNIVERSITIES AND COLLEGES

Other Benefits
PAG-IBIG Contributions	574
PhilHealth Contributions	2,864
Employees Compensation Insurance Premiums	287
Loyalty Award - Civilian	20

Total Other Benefits	3,745

Non-Permanent Positions	2,953

Total Personnel Services	173,945

Maintenance and Other Operating Expenses
Travelling Expenses	1,867
Training and Scholarship Expenses	1,198
Supplies and Materials Expenses	1,770
Utility Expenses	2,248
Communication Expenses	860
Survey, Research, Exploration and Development Expenses	10,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	503
Repairs and Maintenance	1,619
Financial Assistance/Subsidy	51,810
Taxes, Insurance Premiums and Other Fees	55
Other Maintenance and Operating Expenses
Rent/Lease Expenses	319
Other Maintenance and Operating Expenses	1,641

Total Maintenance and Other Operating Expenses	74,000

Total Current Operating Expenditures	247,945

Capital Outlays
Property, Plant and Equipment Outlay Buildings and Other Structures	32,000

Total Capital Outlays	32,000

TOTAL NEW APPROPRIATIONS	279,945

Special Provision(s) Applicable to the State Universities and Colleges

1. Appropriations of State Universities and Colleges. The appropriations authorized herein for SUCs shall be released and disbursed in accordance with budgeting, accounting, and auditing rules and regulations.

2. Tuition Fees and School Charges. The SUCs are authorized to collect tuition fees and other necessary school charges in accordance with R.A. No. 8292, without prejudice to the provisions of R.A. No. 10931.

All income from tuition fees and other school charges shall be retained and deposited by SUCs in an authorized government depository bank. In case there are no government banks in the locality, such income may be deposited in non-government banks, subject to BSP Circular No. 110 dated June 14, 1996.

Said income, including the amounts appropriated herein, shall be used primarily for programs and projects that directly support the core mandate of SUCs and creation of additional positions as well as payments of magna carta benefits of public health workers subject to guidelines issued jointly by the DBM, CHED, and COA. In no case shall said income be used for the payment of allowances and other benefits not authorized by law.

888	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Disbursement or expenditures by the SUCs in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate civil and criminal actions under existing laws.

3. Hospital Income. In addition to the amounts appropriated herein, all income generated from the operations of hospitals or medical centers under SUCs shall be deposited in an authorized government depository bank and used to augment the hospital’s MOOE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospitals for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

In no case shall said amount be used for the payment of salaries, allowances, and other benefits.

Disbursements or expenditures by the hospitals in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate civil and criminal actions under existing laws.

4. Free Higher Education for State Universities and Colleges. For FY 2026, the appropriation for the implementation of the Free Higher Education (FHE) program under R.A. No. 10931 shall be based on the projected enrollment submitted by SUCs during the preparation of the Annual National Expenditure Program by the DBM. In no case shall prior-year enrollment be used as a basis for appropriations and releases.

Releases of funds shall be subject to the submission of: (i) the Program of Receipts and Expenditures duly approved by the respective governing board of SUCs pursuant to R.A. No. 8292 or their enabling charters; (ii) the list of the actual number of enrollees and fees authorized under R.A. No. 10931 certified correct by the Chief Accountant and approved by the head of the SUC; and (iii) Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules and regulations.

The SUCs and CHED shall ensure that the enrollment capacity is strictly observed in the implementation of this Program pursuant to R.A. No. 10931 and its IRR.

5. Income from Intellectual Property. Income derived from the sale, marketing, and commercialization of intellectual property created by the faculty and personnel of SUCs shall accrue to the SUCs in accordance with Sections 30 and 178 of R.A. No. 8293.

6. State Universities and Colleges Infrastructure Projects. The SUCs shall ensure that their infrastructure projects shall conform to the applicable standards of the DPWH, ensuring structural quality, safety, and reliability.

Whenever applicable and cost effective, the SUCs shall endeavor to use indigenous and sustainable materials in the implementation of infrastructure projects.

7. State Universities and Colleges Programs and Course Offerings. The SUCs shall maintain only programs and courses that directly support their core mandate and may open only programs and courses aligned with global innovation platforms as well as the priorities of the government in key growth areas, subject to the approval of their governing boards and the CHED in accordance with R.A. No. 8292 and guidelines issued by CHED. The funding requirements shall be charged against internally generated income, subject to the guidelines issued jointly by the DBM and CHED. In no case shall said income be used for the payment of allowances and other benefits not authorized by law.

8. Program of Receipts and Expenditures. The SUCs shall submit to the DBM and CHED not later than November 15 of the preceding year a copy of their Program of Receipts and Expenditures (PREs) for the current year as approved by their respective governing boards pursuant to R.A. No. 8292. They shall likewise submit to the DBM not later than March 1 of the current year their respective audited financial statements for the immediately preceding year.

The PREs shall include: (i) a statement of receipts and expenditures consistent with the COA Chart of Accounts; (ii) all receipts from internally generated income and the proposed appropriations under the FY 2026 National Expenditure Program; and (iii) proposed expenditures.

9. Research and Development Projects. The funds intended for new research and development projects undertaken by SUCs shall be used for research and development projects that are consistent with, and directly related to, the priority programs of the government under the Philippine Development Plan. This may include the promotion and enhancement of protected areas through sustainable management and ecotourism development, and accelerating climate change adaptation and mitigation.

For this purpose, the SUCs shall coordinate with other government agencies concerned that are relevant to the research and development projects being undertaken: Provided , That the SUCs, in coordination with the LGUs and with the technical assistance of the DENR, may consider in their research program the mapping and inventory of the biodiversity of the province.

The Presidents of the SUCs and the SUCs’ web administrator or their equivalent shall be responsible for ensuring that the annual report on the utilization of funds, including the list of recipient public or private entities, status of research being undertaken, and the amount released and utilized for each project are posted on the SUCs’ websites.

10. Creation, Conversion or Reclassification of Positions. The SUCs may be allowed to create, convert, or reclassify positions as long as there is an authorized allocation for the purpose as appearing in their respective PREs or through scrap and build policy. The SUCs shall likewise observe the following in the creation, conversion, or reclassification of positions: (i) the number of positions to be created shall be the same or less than the number of positions abolished except with respect to teaching positions; (ii) the staffing modifications which will increase the number of lower level teaching positions may be allowed to augment inadequate teaching personnel; and (iii) there shall be no increase in the total amount of Personnel Services of the SUC.

11. Laboratory Classes of State Universities and Colleges. The SUCs are allowed to maintain laboratory classes for their teaching education program in accordance with the policy of the CHED. The SUCs operating laboratory classes shall maintain one (1) teacher for every twenty five (25) students in each laboratory class but not exceeding seven hundred fifty (750) students per SUC.

Secondary school teaching positions in excess of the required number of teachers for laboratory classes shall be transferred to the DepEd. Pending actual transfer, the funding requirements for said positions shall continually be paid by the host SUC.

12. Vocational and Practicum Training of Students. The SUCs are authorized to avail the voluntary services of their students in the construction or repair of buildings and the fabrication or repair of equipment subject to the payment of hourly rate as may be determined by the SUCs but not to exceed four (4) hours a day.

JANUARY 5, 2026	OFFICIAL GAZETTE	889
STATE UNIVERSITIES AND COLLEGES

They may likewise utilize services of students for academic, research, extension, and administrative matters as part of practicum training subject to the payment of hourly rate as may be determined by the SUCs.

13. Release of Funds for Branches of State Universities and Colleges. The SUCs shall release the allocations identified in the PREs directly to their branches without any reduction by the main campus.

14. Employment of Qualified Contractual and Part-time Faculty. In the hiring of new faculty, whether to fill unfilled or newly created positions, priority shall be given to qualified contractual or part-time faculty.

15. Inclusion of Environment, Climate Change Adaptation and Mitigation, and Culture in the Curriculum. The SUCs, in coordination with the Commission on Climate Change (CCC), shall ensure that the following are integrated in the school curriculum to be taught and promoted:

(a) Laws on the protection of the environment, and climate change adaptation and mitigation;

(b) Environmental awareness and protection;

(c) The National Service Training Program;

(d) Indigenous knowledge systems pertaining to agriculture, environment, and cultural heritage, both tangible and intangible; and

(e) Climate and Disaster Risk Assessment.

16. Technical Support to Local Government Units. The SUCs, in coordination with the CCC and the Department of the Interior and Local Government, shall support LGUs in the preparation and enhancement of Local Climate Change Action Plans and Comprehensive Land Use and Development Plans, including the conduct of the Climate and Disaster Risk Assessment, and cascading of relevant climate-related capacities and technologies.

The SUCs shall coordinate with the Department of Economy, Planning, and Development and Department of Human Settlements and Urban Development in providing support to provinces in the preparation and enhancement of their Provincial Development and Physical Framework Plan.

17. Reporting and Posting Requirements. The SUCs shall submit quarterly reports on their financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the Budget and Treasury Management System (BTMS); and

(b) SUCs’ websites.

The SUCs shall send written notice when said reports have been submitted or posted on their websites to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

18. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

890	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

GENERAL SUMMARY

STATE UNIVERSITIES AND COLLEGES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. UNIVERSITY OF THE PHILIPPINES SYSTEM (THE NATIONAL UNIVERSITY)
A.1. University of the Philippines System	₱	17,809,890,000	₱	9,763,835,000	₱	1,901,054,000	₱	29,474,779,000
A.2. Philippine Energy Research and Policy Institute		25,194,000		33,000,000		13,878,000		72,072,000

Sub-Total, University of the Philippines System		17,835,084,000		9,796,835,000		1,914,932,000		29,546,851,000

B. NATIONAL CAPITAL REGION (NCR)
B.1. Eulogio “Amang” Rodriguez Institute of Science and Technology		304,340,000		203,549,000		23,058,000		530,947,000
B.2. Marikina Polytechnic College		193,357,000		115,814,000		23,000,000		332,171,000
B.3. Philippine Normal University		808,855,000		274,729,000		479,685,000		1,563,269,000
B.4. National Aviation Academy of the Philippines (formerly Philippine State College of Aeronautics)		200,795,000		265,354,000		60,000,000		526,149,000
B.5. Polytechnic University of the Philippines		1,819,094,000		1,549,791,000		424,311,000		3,793,196,000
B.6. Rizal Technological University		493,303,000		464,749,000		150,500,000		1,108,552,000
B.7. Technological University of the Philippines		910,615,000		586,394,000		59,860,000		1,556,869,000

Sub-Total, NATIONAL CAPITAL REGION (NCR)		4,730,359,000		3,460,380,000		1,220,414,000		9,411,153,000

C. REGION I - ILOCOS
C.1. Don Mariano Marcos Memorial State University		1,182,397,000		354,930,000		279,200,000		1,816,527,000
C.2. Ilocos Sur Polytechnic State College		426,153,000		205,917,000		119,650,000		751,720,000
C.3. Mariano Marcos State University		833,466,000		267,260,000		652,195,000		1,752,921,000
C.4. Pangasinan State University		1,031,431,000		557,890,000		157,772,000		1,747,093,000
C.5. University of Northern Philippines		638,544,000		207,434,000		160,988,000		1,006,966,000

Sub-Total, REGION I - ILOCOS		4,111,991,000		1,593,431,000		1,369,805,000		7,075,227,000

D. CORDILLERA ADMINISTRATIVE REGION (CAR)
D.1. Abra State Institute of Sciences and Technology		253,855,000		102,183,000		38,000,000		394,038,000
D.2. Apayao State College		157,394,000		143,638,000		48,634,000		349,666,000

JANUARY 5, 2026	OFFICIAL GAZETTE	891
STATE UNIVERSITIES AND COLLEGES

D.3. Benguet State University	755,883,000	258,105,000	58,500,000	1,072,488,000
D.4. Ifugao State University	401,606,000	232,076,000	92,500,000	726,182,000
D.5. Kalinga State University	347,049,000	120,816,000	38,000,000	505,865,000
D.6. Mountain Province State University	302,873,000	184,731,000	38,000,000	525,604,000

Sub-Total, CORDILLERA ADMINISTRATIVE REGION (CAR)	2,218,660,000	1,041,549,000	313,634,000	3,573,843,000

E. REGION II - CAGAYAN VALLEY
E.1. Batanes State College	59,519,000	37,401,000	98,135,000	195,055,000
E.2. Cagayan State University	1,051,670,000	414,635,000	70,000,000	1,536,305,000
E.3. Isabela State University	1,250,213,000	414,714,000	412,062,000	2,076,989,000
E.4. Nueva Vizcaya State University	611,825,000	172,717,000	80,000,000	864,542,000
E.5. Quirino State University	263,074,000	138,909,000	28,000,000	429,983,000

Sub-Total, REGION II - CAGAYAN VALLEY	3,236,301,000	1,178,376,000	688,197,000	5,102,874,000

F. REGION III - CENTRAL LUZON
F.1. Aurora State College of Technology	150,372,000	109,461,000	103,000,000	362,833,000
F.2. Bataan Peninsula State University	552,819,000	438,447,000	43,000,000	1,034,266,000
F.3. Bulacan Agricultural State College	178,372,000	123,710,000	41,000,000	343,082,000
F.4. Bulacan State University	881,289,000	776,652,000	378,700,000	2,036,641,000
F.5. Central Luzon State University	798,707,000	360,933,000	97,471,000	1,257,111,000
F.6. Nueva Ecija University of Science and Technology	726,212,000	517,429,000	182,500,000	1,426,141,000
F.7. Pampanga State Agricultural University	357,156,000	133,581,000	140,000,000	630,737,000
F.8. Pampanga State University (formerly Don Honorio Ventura State University)	448,444,000	784,833,000	33,000,000	1,266,277,000
F.9. Philippine Merchant Marine Academy	162,889,000	149,540,000	38,000,000	350,429,000
F.10. President Ramon Magsaysay State University	399,491,000	209,407,000	133,750,000	742,648,000
F.11. Tarlac Agricultural University	308,777,000	149,947,000	62,420,000	521,144,000
F.12. Tarlac State University	485,210,000	461,504,000	90,000,000	1,036,714,000

Sub-Total, REGION III - CENTRAL LUZON	5,449,738,000	4,215,444,000	1,342,841,000	11,008,023,000

892	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

G. REGION IVA - CALABARZON
G.1. Batangas State University	746,852,000	1,228,415,000	350,000,000	2,325,267,000
G.2. Cavite State University	743,783,000	1,166,109,000	206,700,000	2,116,592,000
G.3. Laguna State Polytechnic University	590,865,000	380,702,000	200,054,000	1,171,621,000
G.4. Southern Luzon State University	402,146,000	285,604,000	72,505,000	760,255,000
G.5. University of Rizal System	678,155,000	235,116,000	20,003,000	933,274,000

Sub-Total, REGION IVA - CALABARZON	3,161,801,000	3,295,946,000	849,262,000	7,307,009,000

H. REGION IVB - MIMAROPA
H.1. Marinduque State University	259,519,000	131,872,000	26,315,000	417,706,000
H.2. Mindoro State University	270,915,000	176,356,000	38,745,000	486,016,000
H.3. Occidental Mindoro State College	350,373,000	273,940,000	58,626,000	682,939,000
H.4. Palawan State University	590,893,000	438,505,000	25,480,000	1,054,878,000
H.5. Romblon State University	376,120,000	190,174,000	48,000,000	614,294,000
H.6. Western Philippines University	338,079,000	207,494,000	43,755,000	589,328,000

Sub-Total, REGION IVB - MIMAROPA	2,185,899,000	1,418,341,000	240,921,000	3,845,161,000

Sub-Total, REGION IV	5,347,700,000	4,714,287,000	1,090,183,000	11,152,170,000

I. REGION V - BICOL
I.1. Bicol State College of Applied Sciences and Technology	173,705,000	118,781,000	26,100,000	318,586,000
I.2. Bicol University	1,070,857,000	425,778,000	88,000,000	1,584,635,000
I.3. Camarines Norte State College	319,318,000	184,127,000	81,337,000	584,782,000
I.4. Camarines Sur Polytechnic Colleges	269,182,000	328,372,000	146,750,000	744,304,000
I.5. Catanduanes State University	453,212,000	196,759,000	143,519,000	793,490,000
I.6. Central Bicol State University of Agriculture	516,014,000	661,399,000	26,135,000	1,203,548,000
I.7. Dr. Emilio B. Espinosa, Sr. Memorial State College of Agriculture and Technology	174,383,000	132,811,000	39,108,000	346,302,000
I.8. Partido State University	376,773,000	177,160,000	173,378,000	727,311,000
I.9. Sorsogon State University	362,805,000	221,048,000	93,357,000	677,210,000

Sub-Total, REGION V - BICOL	3,716,249,000	2,446,235,000	817,684,000	6,980,168,000

JANUARY 5, 2026	OFFICIAL GAZETTE	893
STATE UNIVERSITIES AND COLLEGES

J. REGION VI - WESTERN VISAYAS
J.I. Aklan State University	523,297,000	199,604,000	38,000,000	760,901,000
J.2. Capiz State University	790,202,000	364,374,000	120,000,000	1,274,576,000
J.3. Guimaras State University	159,555,000	182,996,000	38,000,000	380,551,000
J.4. Iloilo Science and Technology University	639,060,000	428,937,000	90,559,000	1,158,556,000
J.5. Iloilo State University of Fisheries Science and Technology	389,202,000	191,874,000	20,000,000	601,076,000
J.6. Northern Iloilo State University	508,273,000	287,204,000	32,000,000	827,477,000
J.7. University of Antique	383,144,000	365,310,000	53,000,000	801,454,000
J.8. West Visayas State University	1,750,834,000	533,487,000	51,130,000	2,335,451,000

Sub-Total, REGION VI - WESTERN VISAYAS	5,143,567,000	2,553,786,000	442,689,000	8,140,042,000

K. NEGROS ISLAND REGION (NIR)
K.1. Carlos Hilado Memorial State University	460,348,000	264,230,000	64,753,000	789,331,000
K.2. Central Philippines State University	257,647,000	336,605,000	38,000,000	632,252,000
K.3. Negros Oriental State University	657,212,000	455,971,000	64,460,000	1,177,643,000
K.4. Siquijor State College	117,879,000	62,399,000	23,000,000	203,278,000
K.5. State University of Northern Negros	187,763,000	139,902,000	38,000,000	365,665,000

Sub-Total, NEGROS ISLAND REGION (NIR)	1,680,849,000	1,259,107,000	228,213,000	3,168,169,000

L. REGION VII - CENTRAL VISAYAS
L.1. Bohol Island State University	595,654,000	361,987,000	56,701,000	1,014,342,000
L.2. Cebu Normal University	479,778,000	126,973,000	38,000,000	644,751,000
L.3. Cebu Technological University	1,206,178,000	1,516,812,000	222,000,000	2,944,990,000

Sub-Total, REGION VII - CENTRAL VISAYAS	2,281,610,000	2,005,772,000	316,701,000	4,604,083,000

M. REGION VIII - EASTERN VISAYAS
M.1. Biliran Province State University	311,646,000	217,065,000	303,615,000	832,326,000
M.2. Eastern Samar State University	558,843,000	288,022,000	80,895,000	927,760,000
M.3. Eastern Visayas State University	614,886,000	333,697,000	48,000,000	996,583,000
M.4. Leyte Normal University	273,025,000	117,708,000	228,210,000	618,943,000

894	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

M.5. Northwest Samar State University	248,912,000	267,866,000	163,500,000	680,278,000
M.6. Palompon Institute of Technology	251,430,000	90,890,000	118,339,000	460,659,000
M.7. Samar State University	329,394,000	160,511,000	243,870,000	733,775,000
M.8. Southern Leyte State University	484,458,000	228,654,000	199,175,000	912,287,000
M.9. University of Eastern Philippines	645,340,000	253,646,000	219,302,000	1,118,288,000
M.10. Visayas State University	870,326,000	401,261,000	350,765,000	1,622,352,000

Sub-Total, REGION VIII - EASTERN VISAYAS	4,588,260,000	2,359,320,000	1,955,671,000	8,903,251,000

N. REGION IX - ZAMBOANGA PENINSULA
N.1. Basilan State College	159,281,000	133,037,000	23,000,000	315,318,000
N.2. J. H. Cerilles State College	273,307,000	148,283,000	182,585,000	604,175,000
N.3. Jose Rizal Memorial State University	555,994,000	333,147,000	49,600,000	938,741,000
N.4. Western Mindanao State University	885,003,000	235,130,000	264,710,000	1,384,843,000
N.5. Zamboanga Peninsula Polytechnic State University	237,498,000	229,848,000	251,974,000	719,320,000
N.6. Zamboanga State College of Marine Sciences and Technology	217,622,000	93,923,000	30,920,000	342,465,000

Sub-Total, REGION IX - ZAMBOANGA PENINSULA	2,328,705,000	1,173,368,000	802,789,000	4,304,862,000

O. REGION X - NORTHERN MINDANAO
O.1. Bukidnon State University	519,301,000	454,464,000	167,225,000	1,140,990,000
O.2. Camiguin Polytechnic State College	101,952,000	39,437,000	145,600,000	286,989,000
O.3. Central Mindanao University	689,718,000	369,789,000	95,800,000	1,155,307,000
O.4. MSU-Iligan Institute of Technology	1,067,301,000	441,583,000	148,700,000	1,657,584,000
O.5. Northern Bukidnon State College	67,637,000	142,388,000	85,120,000	295,145,000
O.6. Northwestern Mindanao State College of Science and Technology	158,212,000	183,406,000	159,000,000	500,618,000
O.7. University of Science and Technology of Southern Philippines	829,053,000	687,393,000	237,000,000	1,753,446,000

Sub-Total, REGION X - NORTHERN MINDANAO	3,433,174,000	2,318,460,000	1,038,445,000	6,790,079,000

P. REGION XI - DAVAO
P.1. Davao de Oro State College	238,892,000	154,998,000	45,500,000	439,390,000
P.2. Davao del Norte State College	260,924,000	155,924,000	120,974,000	537,822,000

JANUARY 5, 2026	OFFICIAL GAZETTE	895
STATE UNIVERSITIES AND COLLEGES

P.3. Davao del Sur State College		190,159,000		132,066,000		68,268,000		390,493,000
P.4. Davao Oriental State University		372,723,000		222,185,000		74,820,000		669,728,000
P.5. Southern Philippines Agri-Business and Marine and Aquatic School of Technology		152,531,000		72,747,000		41,365,000		266,643,000
P.6. University of Southeastern Philippines		622,466,000		242,422,000		138,481,000		1,003,369,000

Sub-Total, REGION XI - DAVAO		1,837,695,000		980,342,000		489,408,000		3,307,445,000

Q. REGION XII - SOCCSKSARGEN
Q.1. Cotabato Foundation College of Science and Technology		211,134,000		157,107,000		52,074,000		420,315,000
Q.2. South Cotabato State College		54,591,000		50,293,000		38,000,000		142,884,000
Q.3. Sultan Kudarat State University		409,757,000		256,185,000		26,610,000		692,552,000
Q.4. University of Southern Mindanao		742,433,000		304,376,000		57,250,000		1,104,059,000

Sub-Total, REGION XII - SOCCSKSARGEN		1,417,915,000		767,961,000		173,934,000		2,359,810,000

R. REGION XIII - CARAGA
R.1. Agusan del Sur State College of Agriculture and Technology		250,799,000		193,603,000		99,750,000		544,152,000
R.2. Caraga State University		599,749,000		512,409,000		78,000,000		1,190,158,000
R.3. North Eastern Mindanao State University		760,569,000		592,324,000		73,000,000		1,425,893,000
R.4. Surigao Del Norte State University		395,655,000		261,890,000		64,705,000		722,250,000

Sub-Total, REGION XIII - CARAGA		2,006,772,000		1,560,226,000		315,455,000		3,882,453,000

S. BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)
S.1. Adiong Memorial State College		76,815,000		62,686,000		26,120,000		165,621,000
S.2. Cotabato State University		223,128,000		144,638,000		40,150,000		407,916,000
S.3. Mindanao State University		4,236,417,000		1,130,556,000		889,692,000		6,256,665,000
S.4. MSU-Tawi-Tawi College of Technology and Oceanography		687,002,000		194,478,000		125,373,000		1,006,853,000
S.5. Sulu State College		197,321,000		157,531,000		121,419,000		476,271,000
S.6. Tawi-Tawi Regional Agricultural College		173,945,000		74,000,000		32,000,000		279,945,000

Sub-Total, BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)		5,594,628,000		1,763,889,000		1,234,754,000		8,593,271,000

TOTAL NEW APPROPRIATIONS, STATE UNIVERSITIES AND COLLEGES	₱	76,959,257,000	₱	45,188,768,000	₱	15,755,749,000	₱	137,903,774,000

896	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

X. DEPARTMENT OF ENERGY

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, as indicated hereunder	₱	2,963,524,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	250,447,000	₱	338,971,000	₱	68,006,000	₱	657,424,000
Support to Operations		187,586,000		407,813,000		153,691,000		749,090,000
Operations		397,600,000		1,065,822,000		93,588,000		1,557,010,000

NATIONAL AND REGIONAL ENERGY PLANNING PROGRAM		42,895,000		43,826,000		8,118,000		94,839,000
CONVENTIONAL ENERGY DEVELOPMENT PROGRAM		39,001,000		666,289,000		31,079,000		736,369,000
RENEWABLE ENERGY DEVELOPMENT PROGRAM		94,790,000		67,406,000		12,278,000		174,474,000
DOWNSTREAM ENERGY DEVELOPMENT PROGRAM		83,596,000		111,427,000		1,680,000		196,703,000
ELECTRIC POWER INDUSTRY DEVELOPMENT PROGRAM		67,881,000		72,839,000		24,029,000		164,749,000
ENERGY EFFICIENCY AND CONSERVATION PROGRAM		42,675,000		45,334,000		606,000		88,615,000
ALTERNATIVE FUELS AND TECHNOLOGIES PROGRAM		21,198,000		33,148,000		14,975,000		69,321,000
ELECTRIC VEHICLE INDUSTRY DEVELOPMENT PROGRAM		5,564,000		25,553,000		823,000		31,940,000

TOTAL NEW APPROPRIATIONS	₱	835,633,000	₱	1,812,606,000	₱	315,285,000	₱	2,963,524,000

Special Provision(s)

1. Proceeds from the Exploration, Development, and Exploitation of Energy Resources. In addition to the amounts appropriated herein, One Billion Three Hundred Ninety Six Million Fourteen Thousand Pesos (₱1,396,014,000) shall be used to finance energy resource development, and exploitation programs, and projects sourced from the fees and revenues collected from the exploration, development, and exploitation of energy resources in accordance with Section 8 of P.D. No. 910 and Section 21 of R.A. No. 7638. The utilization of the proceeds from the exploration, development, and exploitation of energy resources for the Total Electrification Project shall be subject to the submission of a National Total Electrification Roadmap.

Implementation of this provision shall be subject to judicious fiscal programming by the National Government.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Renewable Energy. The Department of Energy (DOE) shall strengthen the development, utilization, and commercialization of renewable energy resources through the establishment of Renewable Energy Market, establishment of a Green Energy Option Program, and encouraging the adoption of waste-to-energy facilities in accordance with R.A. No. 9513.

3. Philippine Gradiometry and Seismic Survey Project. The amount of Six Hundred Twenty Seven Million Four Hundred Ninety Six Thousand Pesos (₱627,496,000) appropriated herein under the Conventional Energy Development Program shall be exclusively used for the implementation of the Philippine Gradiometry and Seismic Survey Project (PGSSP).

JANUARY 5, 2026	OFFICIAL GAZETTE	897
DEPARTMENT OF ENERGY

4. Biennial Sectoral Greenhouse Gas (GHG) Inventory Report. The DOE shall, within the amounts appropriated herein, be responsible for developing the GHG Inventory Report for the energy sector (including transport), pursuant to E.O. No. 174, s. 2014. The DOE shall:

(i) Establish and maintain a robust data collection process and system to support quality GHG inventories;

(ii) Compile comprehensive and quality-assured sector-specific GHG emissions inventory data every two years; and

(iii) Promptly submit the said sector-specific data and inventory report, including all necessary underlying activity data and assumptions, to the Climate Change Commission (CCC) for consolidation into the National GHG Inventory.

5. Reporting and Posting Requirements. The DOE shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the Budget and Treasury Management System (BTMS); and

(b) DOE’s website.

The DOE shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

6. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	236,381,000	₱	338,971,000	₱	68,006,000	₱	643,358,000
Administration of Personnel Benefits		14,066,000						14,066,000

Sub-total, General Administration and Support		250,447,000		338,971,000		68,006,000		657,424,000

Support to Operations
Provision of Legal Advice, Legal Counselling and Legal Support to Service Contract Negotiations and Hearings; Serves as the Official Legislative Liaison to the Congress of the Philippines		37,944,000		7,312,000		1,514,000		46,770,000
Formulation of Policies, Plans and Programs Relative to Information and Communications Technology, Geo-Informatics and Data Information Management. Ensures Effective Deployment, Utilization and Maintenance of ICT		29,923,000		316,286,000		40,110,000		386,319,000
Provision and Conduct of Laboratory Services in Support of Exploration and Development of Indigenous Energy Resources, as well as, to Promote Energy Efficiency through Research and Calibration Testing		39,482,000		18,931,000		91,501,000		149,914,000

898	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Extension and Enhancement of Energy Resource Exploration, Development and Utilization; and Energy Industry Management and Control Activities in the Areas of Luzon, Visayas and Mindanao	80,237,000	65,284,000	20,566,000	166,087,000

Sub-total, Support to Operations	187,586,000	407,813,000	153,691,000	749,090,000

Operations
NATIONAL AND REGIONAL ENERGY PLANNING PROGRAM	42,895,000	43,826,000	8,118,000	94,839,000

Formulation, Updating and Monitoring of Short, Medium and Long Term National and Regional Energy Policies, Plans and Programs	42,895,000	43,826,000	8,118,000	94,839,000
CONVENTIONAL ENERGY DEVELOPMENT PROGRAM	39,001,000	666,289,000	31,079,000	736,369,000

Promotion of Exploration, Development and Production of Conventional Energy Resources	20,743,000	629,168,000	1,755,000	651,666,000
Supervision and Regulation of Exploration, Development and Production of Conventional Energy Resources and Technologies	18,258,000	37,121,000	29,324,000	84,703,000
RENEWABLE ENERGY DEVELOPMENT PROGRAM	94,790,000	67,406,000	12,278,000	174,474,000

Promotion of Renewable Energy (RE) Resources	17,538,000	6,642,000		24,180,000
Supervision and Regulation of Exploration, Development and Utilization of RE Resources and Technologies	77,252,000	60,764,000	12,278,000	150,294,000
DOWNSTREAM ENERGY DEVELOPMENT PROGRAM	83,596,000	111,427,000	1,680,000	196,703,000

Promotion of Plans and Programs to Ensure Sustainable Supply for the Downstream Oil and Natural Gas Industries	14,587,000	1,625,000		16,212,000
Supervision and Regulation of the Downstream Oil and Natural Gas Industries	69,009,000	109,802,000	1,680,000	180,491,000
ELECTRIC POWER INDUSTRY DEVELOPMENT PROGRAM	67,881,000	72,839,000	24,029,000	164,749,000

Management of the Restructured Electric Power Industry	67,881,000	72,839,000	24,029,000	164,749,000
ENERGY EFFICIENCY AND CONSERVATION PROGRAM	42,675,000	45,334,000	606,000	88,615,000

Supervision, Development and Implementation of Energy Efficiency and Conservation Programs (EECP) and Projects	34,899,000	17,136,000	606,000	52,641,000
Promotion of EECP Activities and Projects	4,476,000	11,710,000		16,186,000
Conduct of Energy Audit Services	3,300,000	16,488,000		19,788,000
ALTERNATIVE FUELS AND TECHNOLOGIES PROGRAM	21,198,000	33,148,000	14,975,000	69,321,000

Promotion of Research, Development, Demonstration and Utilization of Alternative Fuels and Technologies	21,198,000	33,148,000	14,975,000	69,321,000

JANUARY 5, 2026	OFFICIAL GAZETTE	899
DEPARTMENT OF ENERGY

ELECTRIC VEHICLE INDUSTRY DEVELOPMENT PROGRAM		5,564,000		25,553,000		823,000		31,940,000

Supervision/Regulation, Promotion, Research, Development, Demonstration and Utilization of Electric Vehicles (EVs), EV Charging Stations and Related Infrastructures		5,564,000		25,553,000		823,000		31,940,000

Sub-total, Operations		397,600,000		1,065,822,000		93,588,000		1,557,010,000

TOTAL NEW APPROPRIATIONS	₱	835,633,000	₱	1,812,606,000	₱	315,285,000	₱	2,963,524,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	621,856

Total Permanent Positions	621,856

Other Compensation Common to All
Personnel Economic Relief Allowance	23,160
Representation Allowance	6,438
Transportation Allowance	6,078
Clothing and Uniform Allowance	6,755
Honoraria	500
Mid-Year Bonus - Civilian	51,823
Year End Bonus	51,823
Cash Gift	4,825
Productivity Enhancement Incentive	4,825
Step Increment	1,555

Total Other Compensation Common to All	157,782

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	294
Magna Carta for Science & Technology Personnel	22,284

Total Other Compensation for Specific Groups	22,578

Other Benefits
PAG-IBIG Contributions	2,315
PhilHealth Contributions	14,827
Employees Compensation Insurance Premiums	1,157
Loyalty Award - Civilian	390
Terminal Leave	14,066

Total Other Benefits	32,755

900	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Non-Permanent Positions	662

Total Personnel Services	835,633

Maintenance and Other Operating Expenses
Travelling Expenses	138,504
Training and Scholarship Expenses	20,223
Supplies and Materials Expenses	88,590
Utility Expenses	41,296
Communication Expenses	25,720
Awards/Rewards and Prizes	3,173
Survey, Research, Exploration and Development Expenses	1,400
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,546
Professional Services	47,607
General Services	920,244
Repairs and Maintenance	38,617
Taxes, Insurance Premiums and Other Fees	12,651
Other Maintenance and Operating Expenses
Advertising Expenses	14,190
Printing and Publication Expenses	5,135
Representation Expenses	71,292
Transportation and Delivery Expenses	630
Rent/Lease Expenses	85,960
Membership Dues and Contributions to Organizations	138
Subscription Expenses	275,690
Donations	18,000

Total Maintenance and Other Operating Expenses	1,812,606

Total Current Operating Expenditures	2,648,239

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	2,000
Machinery and Equipment Outlay	298,885
Transportation Equipment Outlay	14,400

Total Capital Outlays	315,285

TOTAL NEW APPROPRIATIONS	2,963,524

JANUARY 5, 2026	OFFICIAL GAZETTE	901
DEPARTMENT OF ENERGY

GENERAL SUMMARY

DEPARTMENT OF ENERGY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	835,633,000	₱	1,812,606,000	₱	315,285,000	₱	2,963,524,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF ENERGY	₱	835,633,000	₱	1,812,606,000	₱	315,285,000	₱	2,963,524,000

902	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

XI. DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded projects, as indicated hereunder	₱	19,291,005,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	2,355,926,000	₱	1,861,546,000	₱	515,063,000	₱	4,732,535,000
Support to Operations		1,267,016,000		1,456,051,000		182,930,000		2,905,997,000
Operations		5,026,261,000		4,288,897,000		994,567,000		10,309,725,000

NATURAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM		631,537,000		1,107,193,000		12,500,000		1,751,230,000
NATURAL RESOURCES CONSERVATION AND DEVELOPMENT PROGRAM		4,394,724,000		3,114,153,000		982,067,000		8,490,944,000
ENVIRONMENT AND NATURAL RESOURCES RESILIENCY PROGRAM				67,551,000				67,551,000

Total, Regular Programs		8,649,203,000		7,606,494,000		1,692,560,000		17,948,257,000

B. PROJECT(S)
Locally-Funded Project(s)		16,989,000		783,362,000		542,397,000		1,342,748,000

Total, Project(s)		16,989,000		783,362,000		542,397,000		1,342,748,000

TOTAL NEW APPROPRIATIONS	₱	8,666,192,000	₱	8,389,856,000	₱	2,234,957,000	₱	19,291,005,000

Special Provision(s)

1. Integrated Protected Areas Fund. In addition to the amounts appropriated herein, the following funding sources, constituted into the Integrated Protected Areas Fund shall be used to finance projects and activities of the National Integrated Protected Areas System (NIPAS) in accordance with Section 16 of R.A. No. 7586, as amended:

(a)

Thirty Million Pesos (P30,000,000) from the twenty five percent (25%) income generated by each protected area from the operations of the NIPAS and management of wild flora and fauna, deposited with the National Treasury and released subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations; and

(b)	Seventy five percent (75%) income retained by each Protected Area Management Board (PAMB), deposited in an authorized government depository bank.

Implementation of this provision shall be subject to judicious fiscal programming by the National Government.

In no case shall said amount be used for payment of Personnel Services.

2. Wildlife Management Fund. In addition to the amounts appropriated herein, Five Million Five Hundred Thousand Pesos (P5,500,000) shall be used for the conservation and protection of wildlife resources sourced from fines, damages, fees, charges, donations, endowments, grants or contributions collected or granted within the jurisdiction of the Department of Environment and Natural Resources (DENR), constituted into the Wildlife Management Fund in accordance with Sections 4 and 29 of R.A. No. 9147.

JANUARY 5, 2026	OFFICIAL GAZETTE	903

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Implementation of this provision shall be subject to judicious fiscal programming by the National Government.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

3. Comprehensive Agrarian Reform Program. The amounts of Fifty Two Million Five Hundred Fifty Six Thousand Pesos (₱52,556,000) and One Hundred Ninety Four Million Ninety Five Thousand Pesos (₱194,095,000) appropriated herein shall be used exclusively in support of the Land Survey and Distribution and Program Beneficiaries Development, respectively, under the Comprehensive Agrarian Reform Program.

4. Operational Plan for the Manila Bay Coastal Management Strategy. The amount of One Billion Two Hundred Thirty Nine Million Two Hundred Ninety One Thousand Pesos (₱1,239,291,000) appropriated herein shall be used for the implementation of the Operational Plan for the Manila Bay Coastal Management Strategy pursuant to the Supreme Court (SC) Decision in Metropolitan Manila Development Authority, et al. vs. Concerned Citizens of Manila Bay, G.R. No. 171947-48 promulgated on December 18, 2008. The DENR shall submit the following documents to the DBM to facilitate the preparation and submission to the SC of the quarterly progress report on the utilization of funds: (i) quarterly reports of Statement of Appropriations, Allotments, Obligations, Disbursements, and Balances; and (ii) Work and Financial Plan.

5. National Greening Program. The amount of Five Hundred Sixty Five Million Pesos (₱565,000,000) appropriated under Forest Development, Rehabilitation, Maintenance, and Protection shall be used for the implementation of the National Greening Program (NGP): Provided, That in the implementation of the NGP, priority shall be given to the protected areas and mangrove restoration.

The DENR shall coordinate with the SUCs in the establishment of nurseries including clonal nurseries, the conduct of forest research and mangrove reforestation activities and other similar activities within the scope of the NGP in their campuses.

6. Climate Change Information Management System. The DENR, pursuant to its mandate under the Climate Change Act, shall oversee the establishment and maintenance of a Climate Change Information Management System and Network, including climate change risks, activities, and investments. The DENR, in coordination with the Department of Information and Communications Technology (DICT) and other concerned agencies, shall integrate climate change-related information, including climate and disaster risk assessments, in the Philippine Geoportal to enhance understanding of climate risks and apply them in national and local development planning and program implementation.

7. Adaptation of Nature-Based Solution. The DENR shall ensure that nature-based solutions form an essential component of national environmental policy and flood mitigation strategy. All programs, projects, and activities related to watershed management, river and wetland rehabilitation, coastal protection, reforestation, land restoration, and climate adaptation shall incorporate nature-based approaches, whenever technically feasible and ecologically appropriate.

The DENR shall prioritize interventions such as native-species reforestation, assisted natural regeneration, bamboo and vetiver stabilization, contour farming, and the establishment of catchment ponds to restore degraded uplands and strengthen watershed functions. The DENR shall likewise protect forests from illegal logging, mining, encroachment, and land conversion, and rehabilitate rivers, riparian buffers, wetlands, and floodplains to allow natural water retention and reduce downstream flooding.

In urban areas, the DENR shall support the use of green and sponge-city infrastructure, including permeable pavements, bioswales, rain gardens, rainwater harvesting systems, retention parks, and green roofs, alongside the strict enforcement of solid waste laws to prevent waterway obstruction and restore natural drainage systems.

For coastal zones, the DENR shall prioritize the restoration and protection of mangroves, beach forests, dunes, and seagrass beds as natural defenses against storm surge, coastal erosion, and saline intrusion.

All planning and implementation shall be aligned with an integrated flood management and river basin framework and guided by updated multi-hazard maps to ensure that interventions are science-based, risk-informed, and climate-aligned.

The DENR shall submit to Congress, within the first quarter of the ensuing year, an annual report detailing the integration of nature-based solutions into its key programs, including accomplishments, challenges, and recommendations for further policy and institutional strengthening.

8. Implementation or Early Warning Systems for Water Infrastructure. The DENR, in coordination with the Climate Change Commission (CCC), Department of Public Works and Highways (DPWH), Department of the Interior and Local Government, and Department of Science and Technology, shall implement early warning systems and forecasting tools to anticipate potential challenges related to water shortages, contamination, and infrastructure damage caused by climate change-related disasters.

9. Identification, Assessment, and Monitoring of Vulnerable Habitats. The DENR, in coordination with the CCC, shall conduct regular identification, assessment, and monitoring of vulnerable habitats and ecosystems to ensure timely protection against degradation resulting from both natural and anthropogenic activities. Further, the DENR shall implement rehabilitation measures for critical habitats and ecosystems and enhance ecosystem service outputs in response to climate hazards.

The DENR shall closely coordinate with the Department of Economy, Planning, and Development (DEPDev) in ensuring convergence with the implementation of R.A. No. 11995 or the Philippine Ecosystem and Natural Capital Accounting System (PINCAS) Act.

10. Unified River Basin and Flood Management Database. The DENR, in coordination with the DPWH, shall jointly develop and maintain a unified river basin and flood management database to support integrated and science-based planning for watershed rehabilitation. Such coordination shall ensure that flood control projects complement environmental protection and climate resilience goals.

11. Biennial Sectoral Greenhouse Gas (GHG) Inventory Report. The DENR shall, within the amounts appropriated herein, be responsible for developing the GHG inventory report for the forestry and other land use, industrial processes and product use, and waste sectors, pursuant to E.O. No. 174, s. 2014. The DENR shall:

(i)	Establish and maintain a robust data collection process and system to support quality GHG inventories;

(ii)	Compile comprehensive and quality-assured sector-specific GHG emissions inventory data every two years; and

(iii)	Promptly submit the said sector-specific data and inventory report, including all necessary underlying activity data and assumptions, to the CCC for consolidation into the national GHG inventory.

904	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

12. Reporting and Posting Requirements. The DENR shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)

Unified Reporting System (URS) or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the Budget and Treasury Management System (BTMS); and

(b)	DENR’s website.

The DENR shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

13. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,882,685,000	₱	1,635,992,000	₱	515,063,000	₱	4,033,740,000

National Capital Region (NCR)		452,429,000		458,205,000		180,058,000		1,090,692,000

Central Office		357,888,000		232,249,000		137,958,000		728,095,000
Biodiversity Management Bureau (BMB)		7,164,000		29,397,000				36,561,000
Ecosystems Research and Development Bureau (ERDB)		32,486,000		69,070,000		7,300,000		108,856,000
Forest Management Bureau (FMB)		10,056,000		33,622,000		16,600,000		60,278,000
Land Management Bureau (LMB)		19,872,000		45,739,000		2,400,000		68,011,000
NCR - Proper		24,963,000		48,128,000		15,800,000		88,891,000
Region I - Ilocos		84,680,000		66,636,000		14,367,000		165,683,000

Regional Office I - Proper		18,616,000		18,216,000		3,000,000		39,832,000
PENRO Ilocos Norte		16,003,000		12,441,000		2,585,000		31,029,000
PENRO Ilocos Sur		16,648,000		12,306,000		5,512,000		34,466,000
PENRO La Union		8,549,000		7,847,000		185,000		16,581,000
PENRO Pangasinan		24,864,000		15,826,000		3,085,000		43,775,000
Cordillera Administrative Region (CAR)		96,679,000		97,297,000		17,095,000		211,071,000

Regional Office CAR - Proper		18,548,000		19,788,000		3,000,000		41,336,000

JANUARY 5, 2026	OFFICIAL GAZETTE	905

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Abra	14,690,000	12,736,000	5,585,000	33,011,000
PENRO Apayao	9,392,000	12,777,000	2,770,000	24,939,000
PENRO Benguet	12,843,000	13,483,000	2,500,000	28,826,000
PENRO Ifugao	13,329,000	12,771,000	2,685,000	28,785,000
PENRO Kalinga	13,625,000	13,027,000	185,000	26,837,000
PENRO Mt. Province	14,252,000	12,715,000	370,000	27,337,000
Region II - Cagayan Valley	97,268,000	78,029,000	13,263,000	188,560,000

Regional Office II - Proper	20,402,000	16,232,000		36,634,000
PENRO Batanes	6,940,000	5,192,000	4,953,000	17,085,000
PENRO Cagayan	20,057,000	16,479,000	2,400,000	38,936,000
PENRO Isabela	22,785,000	19,382,000	3,140,000	45,307,000
PENRO Nueva Vizcaya	12,402,000	10,535,000	185,000	23,122,000
PENRO Quirino	14,682,000	10,209,000	2,585,000	27,476,000
Region III - Central Luzon	113,970,000	100,436,000	31,644,000	246,050,000

Regional Office III - Proper	23,208,000	23,263,000	4,200,000	50,671,000
PENRO Aurora	13,133,000	10,970,000	16,985,000	41,088,000
PENRO Bataan	14,228,000	10,870,000	185,000	25,283,000
PENRO Bulacan	13,344,000	10,784,000		24,128,000
PENRO Nueva Ecija	15,133,000	16,153,000	3,469,000	34,755,000
PENRO Pampanga	9,192,000	6,693,000	3,000,000	18,885,000
PENRO Tarlac	10,896,000	10,670,000	2,170,000	23,736,000
PENRO Zambales	14,836,000	11,033,000	1,635,000	27,504,000
Region IVA - CALABARZON	79,368,000	99,913,000	12,510,000	191,791,000

Regional Office IVA - Proper	23,529,000	41,085,000		64,614,000
PENRO Batangas	12,023,000	12,095,000	4,570,000	28,688,000
PENRO Cavite	8,656,000	5,923,000		14,579,000
PENRO Laguna	11,496,000	8,892,000	4,800,000	25,188,000
PENRO Quezon	19,315,000	19,759,000	3,140,000	42,214,000
PENRO Rizal	4,349,000	12,159,000		16,508,000

906	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region IVB - MIMAROPA	93,608,000	96,658,000	66,130,000	256,396,000

Regional Office IVB - Proper	22,425,000	37,276,000	50,000,000	109,701,000
PENRO Marinduque	7,386,000	5,461,000		12,847,000
PENRO Occidental Mindoro	14,403,000	10,741,000		25,144,000
PENRO Oriental Mindoro	13,901,000	10,909,000	185,000	24,995,000
PENRO Palawan	26,547,000	26,981,000	15,945,000	69,473,000
PENRO Romblon	8,946,000	5,290,000		14,236,000
Region V - Bicol	89,974,000	65,715,000	37,695,000	193,384,000

Regional Office V - Proper	23,379,000	15,575,000	10,585,000	49,539,000
PENRO Albay	11,447,000	7,961,000		19,408,000
PENRO Camarines Norte	7,846,000	5,633,000	185,000	13,664,000
PENRO Camarines Sur	17,539,000	14,608,000	23,970,000	56,117,000
PENRO Catanduanes	8,210,000	5,585,000		13,795,000
PENRO Masbate	12,361,000	10,645,000	370,000	23,376,000
PENRO Sorsogon	9,192,000	5,708,000	2,585,000	17,485,000
Region VI - Western Visayas	72,599,000	63,091,000	15,001,000	150,691,000

Regional Office VI - Proper	19,010,000	18,019,000	5,585,000	42,614,000
PENRO Aklan	6,097,000	7,643,000		13,740,000
PENRO Antique	13,282,000	10,555,000	3,990,000	27,827,000
PENRO Capiz	7,100,000	7,506,000	3,606,000	18,212,000
PENRO Guimaras	7,073,000	5,918,000	1,450,000	14,441,000
PENRO Iloilo	20,037,000	13,450,000	370,000	33,857,000
Negros Island Region (NIR)	31,226,000	40,685,000	12,325,000	84,236,000

Regional Office NIR - Proper		9,413,000		9,413,000
PENRO Negros Occidental	17,383,000	13,709,000	6,140,000	37,232,000
PENRO Negros Oriental	9,850,000	11,964,000	4,200,000	26,014,000
PENRO Siquijor	3,993,000	5,599,000	1,985,000	11,577,000
Region VII - Central Visayas	48,256,000	40,950,000	8,540,000	97,746,000

Regional Office VII - Proper	19,923,000	15,671,000	5,400,000	40,994,000

JANUARY 5, 2026	OFFICIAL GAZETTE	907

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Bohol	14,057,000	12,724,000	2,770,000	29,551,000
PENRO Cebu	14,276,000	12,555,000	370,000	27,201,000
Region VIII - Eastern Visayas	89,500,000	80,480,000	21,095,000	191,075,000

Regional Office VIII - Proper	19,899,000	20,973,000	2,400,000	43,272,000
PENRO Biliran	9,060,000	5,963,000		15,023,000
PENRO Eastern Samar	12,692,000	10,452,000	15,000,000	38,144,000
PENRO Leyte	14,812,000	13,140,000	925,000	28,877,000
PENRO Northern Samar	13,792,000	9,851,000		23,643,000
PENRO Southern Leyte	8,059,000	10,068,000	370,000	18,497,000
PENRO Western Samar	11,186,000	10,033,000	2,400,000	23,619,000
Region IX - Zamboanga Peninsula	61,759,000	63,922,000	21,150,000	146,831,000

Regional Office IX - Proper	17,589,000	22,505,000	11,785,000	51,879,000
PENRO Zamboanga del Norte	15,867,000	16,624,000		32,491,000
PENRO Zamboanga del Sur	11,823,000	10,545,000	4,385,000	26,753,000
PENRO Zamboanga Sibugay	16,480,000	14,248,000	4,980,000	35,708,000
Region X - Northern Mindanao	86,818,000	71,265,000	7,910,000	165,993,000

Regional Office X - Proper	20,766,000	20,170,000	2,585,000	43,521,000
PENRO Bukidnon	17,383,000	16,011,000	370,000	33,764,000
PENRO Camiguin	8,616,000	5,044,000		13,660,000
PENRO Lanao del Norte	13,792,000	10,289,000	370,000	24,451,000
PENRO Misamis Occidental	13,855,000	9,919,000	2,400,000	26,174,000
PENRO Misamis Oriental	12,406,000	9,832,000	2,185,000	24,423,000
Region XI - Davao	101,289,000	72,217,000	17,695,000	191,201,000

Regional Office XI - Proper	20,602,000	16,305,000	2,400,000	39,307,000
PENRO Davao de Oro	16,177,000	10,479,000	2,170,000	28,826,000
PENRO Davao del Norte	15,488,000	10,331,000	8,185,000	34,004,000
PENRO Davao del Sur	16,980,000	13,047,000	185,000	30,212,000
PENRO Davao Occidental	8,909,000	5,699,000	2,585,000	17,193,000
PENRO Davao Oriental	23,133,000	16,356,000	2,170,000	41,659,000

908	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region XII - SOCCSKSARGEN	194,451,000	68,371,000	20,175,000	282,997,000

Regional Office XII - Proper	42,755,000	20,025,000		62,780,000
PENRO North Cotabato	46,991,000	11,960,000	2,585,000	61,536,000
PENRO Sarangani	33,553,000	11,221,000	8,820,000	53,594,000
PENRO South Cotabato	35,360,000	11,423,000	8,585,000	55,368,000
PENRO Sultan Kudarat	35,792,000	13,742,000	185,000	49,719,000
Region XIII - Caraga	88,811,000	72,122,000	18,410,000	179,343,000

Regional Office XIII - Proper	19,238,000	17,212,000	12,400,000	48,850,000
PENRO Agusan del Norte	13,415,000	10,887,000		24,302,000
PENRO Agusan del Sur	18,290,000	16,143,000	3,240,000	37,673,000
PENRO Dinagat Islands	8,638,000	5,553,000	185,000	14,376,000
PENRO Surigao del Norte	11,872,000	8,765,000		20,637,000
PENRO Surigao del Sur	17,358,000	13,562,000	2,585,000	33,505,000
Human Resource Development	208,636,000	225,554,000		434,190,000

National Capital Region (NCR)	57,195,000	125,729,000		182,924,000

Central Office	47,428,000	110,617,000		158,045,000
Biodiversity Management Bureau (BMB)	1,916,000	1,888,000		3,804,000
Ecosystems Research and Development Bureau (ERDB)	2,130,000	1,888,000		4,018,000
Forest Management Bureau (FMB)	1,556,000	2,589,000		4,145,000
Land Management Bureau (LMB)	1,571,000	3,284,000		4,855,000
NCR - Proper	2,594,000	5,463,000		8,057,000
Region I - Ilocos	10,281,000	5,505,000		15,786,000

Regional Office I - Proper	7,659,000	3,860,000		11,519,000
PENRO Ilocos Norte		432,000		432,000
PENRO Ilocos Sur	665,000	432,000		1,097,000
PENRO La Union	977,000	186,000		1,163,000
PENRO Pangasinan	980,000	595,000		1,575,000
Cordillera Administrative Region (CAR)	10,916,000	7,244,000		18,160,000

Regional Office CAR - Proper	6,293,000	4,244,000		10,537,000

JANUARY 5, 2026	OFFICIAL GAZETTE	909

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Abra	648,000	500,000	1,148,000
PENRO Apayao	996,000	500,000	1,496,000
PENRO Benguet	1,001,000	500,000	1,501,000
PENRO Ifugao	648,000	500,000	1,148,000
PENRO Kalinga	665,000	500,000	1,165,000
PENRO Mt. Province	665,000	500,000	1,165,000
Region II - Cagayan Valley	12,503,000	6,944,000	19,447,000

Regional Office II - Proper	7,453,000	5,144,000	12,597,000
PENRO Batanes	1,022,000	100,000	1,122,000
PENRO Cagayan	989,000	500,000	1,489,000
PENRO Isabela	1,001,000	600,000	1,601,000
PENRO Nueva Vizcaya	1,019,000	300,000	1,319,000
PENRO Quirino	1,019,000	300,000	1,319,000
Region III - Central Luzon	8,706,000	7,725,000	16,431,000

Regional Office III - Proper	4,053,000	4,590,000	8,643,000
PENRO Aurora	648,000	495,000	1,143,000
PENRO Bataan	655,000	495,000	1,150,000
PENRO Bulacan		495,000	495,000
PENRO Nueva Ecija	992,000	495,000	1,487,000
PENRO Pampanga		165,000	165,000
PENRO Tarlac	2,358,000	495,000	2,853,000
PENRO Zambales		495,000	495,000
Region IVA - CALABARZON	12,297,000	5,841,000	18,138,000

Regional Office IVA - Proper	7,355,000	4,641,000	11,996,000
PENRO Batangas	994,000	300,000	1,294,000
PENRO Cavite	989,000	100,000	1,089,000
PENRO Laguna	989,000	200,000	1,189,000
PENRO Quezon	992,000	500,000	1,492,000
PENRO Rizal	978,000	100,000	1,078,000

910	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region IVB - MIMAROPA	8,795,000	5,063,000	13,858,000

Regional Office IVB - Proper	5,495,000	2,588,000	8,083,000
PENRO Marinduque	660,000	165,000	825,000
PENRO Occidental Mindoro	660,000	495,000	1,155,000
PENRO Oriental Mindoro	660,000	495,000	1,155,000
PENRO Palawan	665,000	1,155,000	1,820,000
PENRO Romblon	655,000	165,000	820,000
Region V - Bicol	10,737,000	6,161,000	16,898,000

Regional Office V - Proper	6,784,000	4,181,000	10,965,000
PENRO Albay	328,000	330,000	658,000
PENRO Camarines Norte	987,000	165,000	1,152,000
PENRO Camarines Sur	997,000	660,000	1,657,000
PENRO Catanduanes	328,000	165,000	493,000
PENRO Masbate	648,000	495,000	1,143,000
PENRO Sorsogon	665,000	165,000	830,000
Region VI - Western Visayas	8,859,000	6,093,000	14,952,000

Regional Office VI - Proper	5,578,000	4,113,000	9,691,000
PENRO Aklan	665,000	330,000	995,000
PENRO Antique	660,000	495,000	1,155,000
PENRO Capiz	648,000	330,000	978,000
PENRO Guimaras	660,000	165,000	825,000
PENRO Iloilo	648,000	660,000	1,308,000
Negros Island Region (NIR)	2,413,000	3,813,000	6,226,000

Regional Office NIR - Proper		2,493,000	2,493,000
PENRO Negros Occidental		660,000	660,000
PENRO Negros Oriental	1,435,000	495,000	1,930,000
PENRO Siquijor	978,000	165,000	1,143,000
Region VII - Central Visayas	9,653,000	5,321,000	14,974,000

Regional Office VII - Proper	7,689,000	4,331,000	12,020,000

JANUARY 5, 2026	OFFICIAL GAZETTE	911

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Bohol	982,000	495,000	1,477,000
PENRO Cebu	982,000	495,000	1,477,000
Region VIII - Eastern Visayas	12,013,000	7,413,000	19,426,000

Regional Office VIII - Proper	5,763,000	4,413,000	10,176,000
PENRO Biliran	980,000	500,000	1,480,000
PENRO Eastern Samar	982,000	500,000	1,482,000
PENRO Leyte	982,000	500,000	1,482,000
PENRO Northern Samar	978,000	500,000	1,478,000
PENRO Southern Leyte	1,346,000	500,000	1,846,000
PENRO Western Samar	982,000	500,000	1,482,000
Region IX - Zamboanga Peninsula	10,448,000	5,677,000	16,125,000

Regional Office IX - Proper	8,142,000	4,477,000	12,619,000
PENRO Zamboanga del Norte	328,000	500,000	828,000
PENRO Zamboanga del Sur	977,000	300,000	1,277,000
PENRO Zamboanga Sibugay	1,001,000	400,000	1,401,000
Region X - Northern Mindanao	10,327,000	7,005,000	17,332,000

Regional Office X - Proper	6,380,000	4,455,000	10,835,000
PENRO Bukidnon	660,000	840,000	1,500,000
PENRO Camiguin	982,000	180,000	1,162,000
PENRO Lanao del Norte	333,000	510,000	843,000
PENRO Misamis Occidental	994,000	510,000	1,504,000
PENRO Misamis Oriental	978,000	510,000	1,488,000
Region XI - Davao	8,293,000	6,471,000	14,764,000

Regional Office XI - Proper	6,337,000	3,831,000	10,168,000
PENRO Davao de Oro		495,000	495,000
PENRO Davao del Norte	660,000	495,000	1,155,000
PENRO Davao del Sur	648,000	660,000	1,308,000
PENRO Davao Occidental		165,000	165,000
PENRO Davao Oriental	648,000	825,000	1,473,000

912	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region XII - SOCCSKSARGEN	2,607,000	6,836,000	9,443,000

Regional Office XII - Proper	1,297,000	4,856,000	6,153,000
PENRO North Cotabato	982,000	495,000	1,477,000
PENRO Sarangani		495,000	495,000
PENRO South Cotabato		495,000	495,000
PENRO Sultan Kudarat	328,000	495,000	823,000
Region XIII - Caraga	12,593,000	6,713,000	19,306,000

Regional Office XIII - Proper	7,303,000	4,238,000	11,541,000
PENRO Agusan del Norte	1,019,000	495,000	1,514,000
PENRO Agusan del Sur	1,310,000	825,000	2,135,000
PENRO Dinagat Islands	1,001,000	165,000	1,166,000
PENRO Surigao del Norte	978,000	330,000	1,308,000
PENRO Surigao del Sur	982,000	660,000	1,642,000
Administration of Personnel Benefits	264,605,000		264,605,000

National Capital Region (NCR)	49,468,000		49,468,000

Central Office	32,682,000		32,682,000
Biodiversity Management Bureau (BMB)	5,107,000		5,107,000
Ecosystems Research and Development Bureau (ERDB)	1,935,000		1,935,000
Forest Management Bureau (FMB)	1,007,000		1,007,000
Land Management Bureau (LMB)	5,075,000		5,075,000
NCR - Proper	3,662,000		3,662,000
Region I - Ilocos	9,168,000		9,168,000

Regional Office I - Proper	9,168,000		9,168,000
Cordillera Administrative Region (CAR)	9,404,000		9,404,000

Regional Office CAR - Proper	9,404,000		9,404,000
Region II - Cagayan Valley	15,369,000		15,369,000

Regional Office II - Proper	15,369,000		15,369,000
Region III - Central Luzon	11,862,000		11,862,000

Regional Office III - Proper	11,862,000		11,862,000

JANUARY 5, 2026	OFFICIAL GAZETTE	913

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region IVA - CALABARZON	18,249,000			18,249,000

Regional Office IVA - Proper	18,249,000			18,249,000
Region IVB - MIMAROPA	13,818,000			13,818,000

Regional Office IVB - Proper	13,818,000			13,818,000
Region V - Bicol	14,075,000			14,075,000

Regional Office V - Proper	14,075,000			14,075,000
Region VI - Western Visayas	8,698,000			8,698,000

Regional Office VI - Proper	8,698,000			8,698,000
Region VII - Central Visayas	10,262,000			10,262,000

Regional Office VII - Proper	10,262,000			10,262,000
Region VIII - Eastern Visayas	18,788,000			18,788,000

Regional Office VIII - Proper	18,788,000			18,788,000
Region IX - Zamboanga Peninsula	31,231,000			31,231,000

Regional Office IX - Proper	31,231,000			31,231,000
Region X - Northern Mindanao	10,185,000			10,185,000

Regional Office X - Proper	10,185,000			10,185,000
Region XI - Davao	11,353,000			11,353,000

Regional Office XI - Proper	11,353,000			11,353,000
Region XII - SOCCSKSARGEN	21,749,000			21,749,000

Regional Office XII - Proper	21,749,000			21,749,000
Region XIII - Caraga	10,926,000			10,926,000

Regional Office XIII - Proper	10,926,000			10,926,000

Sub-total, General Administration and Support	2,355,926,000	1,861,546,000	515,063,000	4,732,535,000

Support to Operations
Digital Transformation and Environment and Natural Resources Information Systems	154,968,000	434,804,000	182,930,000	772,702,000

National Capital Region (NCR)	52,425,000	255,514,000	172,930,000	480,869,000

Central Office	26,513,000	239,914,000	172,930,000	439,357,000
Biodiversity Management Bureau (BMB)	7,204,000	2,420,000		9,624,000
Ecosystems Research and Development Bureau (ERDB)		4,060,000		4,060,000

914	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Forest Management Bureau (FMB)	7,579,000	1,720,000	9,299,000
Land Management Bureau (LMB)	7,971,000	1,780,000	9,751,000
NCR - Proper	3,158,000	5,620,000	8,778,000
Region I - Ilocos	7,210,000	10,145,000	17,355,000

Regional Office I - Proper	4,349,000	3,980,000	8,329,000
PENRO Ilocos Norte	726,000	1,652,000	2,378,000
PENRO Ilocos Sur	718,000	1,650,000	2,368,000
PENRO La Union	699,000	779,000	1,478,000
PENRO Pangasinan	718,000	2,084,000	2,802,000
Cordillera Administrative Region (CAR)	8,566,000	13,230,000	21,796,000

Regional Office CAR - Proper	4,315,000	4,038,000	8,353,000
PENRO Abra	718,000	1,532,000	2,250,000
PENRO Apayao	699,000	1,532,000	2,231,000
PENRO Benguet	718,000	1,532,000	2,250,000
PENRO Ifugao	699,000	1,532,000	2,231,000
PENRO Kalinga	699,000	1,532,000	2,231,000
PENRO Mt. Province	718,000	1,532,000	2,250,000
Region II - Cagayan Valley	8,270,000	12,730,000	21,000,000

Regional Office II - Proper	4,724,000	4,140,000	8,864,000
PENRO Batanes	718,000	725,000	1,443,000
PENRO Cagayan	718,000	2,252,000	2,970,000
PENRO Isabela	699,000	2,635,000	3,334,000
PENRO Nueva Vizcaya	699,000	1,489,000	2,188,000
PENRO Quirino	712,000	1,489,000	2,201,000
Region III - Central Luzon	8,243,000	13,935,000	22,178,000

Regional Office III - Proper	3,287,000	4,185,000	7,472,000
PENRO Aurora	712,000	1,483,000	2,195,000
PENRO Bataan	712,000	1,483,000	2,195,000
PENRO Bulacan	705,000	1,483,000	2,188,000

JANUARY 5, 2026	OFFICIAL GAZETTE	915

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Nueva Ecija	705,000	1,583,000	2,288,000
PENRO Pampanga	705,000	752,000	1,457,000
PENRO Tarlac	712,000	1,483,000	2,195,000
PENRO Zambales	705,000	1,483,000	2,188,000
Region IVA - CALABARZON	5,753,000	11,210,000	16,963,000

Regional Office IVA - Proper	4,342,000	4,552,000	8,894,000
PENRO Batangas		1,583,000	1,583,000
PENRO Cavite	699,000	745,000	1,444,000
PENRO Laguna		1,164,000	1,164,000
PENRO Quezon		2,421,000	2,421,000
PENRO Rizal	712,000	745,000	1,457,000
Region IVB - MIMAROPA	4,703,000	12,015,000	16,718,000

Regional Office IVB - Proper	1,119,000	3,595,000	4,714,000
PENRO Marinduque	718,000	1,063,000	1,781,000
PENRO Occidental Mindoro	712,000	1,686,000	2,398,000
PENRO Oriental Mindoro	718,000	1,725,000	2,443,000
PENRO Palawan	718,000	2,918,000	3,636,000
PENRO Romblon	718,000	1,028,000	1,746,000
Region V - Bicol	8,096,000	11,200,000	19,296,000

Regional Office V - Proper	3,845,000	4,240,000	8,085,000
PENRO Albay	699,000	1,160,000	1,859,000
PENRO Camarines Norte	699,000	730,000	1,429,000
PENRO Camarines Sur	699,000	2,020,000	2,719,000
PENRO Catanduanes	718,000	730,000	1,448,000
PENRO Masbate	718,000	1,590,000	2,308,000
PENRO Sorsogon	718,000	730,000	1,448,000
Region VI - Western Visayas	7,968,000	10,444,000	18,412,000

Regional Office VI - Proper	4,384,000	3,078,000	7,462,000
PENRO Aklan	712,000	1,357,000	2,069,000

916	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PENRO Antique	718,000	1,807,000		2,525,000
PENRO Capiz	718,000	1,110,000		1,828,000
PENRO Guimaras	718,000	823,000		1,541,000
PENRO Iloilo	718,000	2,269,000		2,987,000
Negros Island Region (NIR)	2,148,000	6,017,000	10,000,000	18,165,000

Regional Office NIR - Proper		1,000,000	10,000,000	11,000,000
PENRO Negros Occidental	718,000	2,266,000		2,984,000
PENRO Negros Oriental	712,000	1,773,000		2,485,000
PENRO Siquijor	718,000	978,000		1,696,000
Region VII - Central Visayas	5,033,000	7,389,000		12,422,000

Regional Office VII - Proper	4,334,000	3,843,000		8,177,000
PENRO Bohol	699,000	1,773,000		2,472,000
PENRO Cebu		1,773,000		1,773,000
Region VIII - Eastern Visayas	8,143,000	12,675,000		20,818,000

Regional Office VIII - Proper	3,854,000	4,091,000		7,945,000
PENRO Biliran	718,000	721,000		1,439,000
PENRO Eastern Samar	718,000	1,495,000		2,213,000
PENRO Leyte	718,000	1,883,000		2,601,000
PENRO Northern Samar	718,000	1,495,000		2,213,000
PENRO Southern Leyte	712,000	1,495,000		2,207,000
PENRO Western Samar	705,000	1,495,000		2,200,000
Region IX - Zamboanga Peninsula	6,489,000	10,450,000		16,939,000

Regional Office IX - Proper	5,053,000	3,395,000		8,448,000
PENRO Zamboanga del Norte		2,832,000		2,832,000
PENRO Zamboanga del Sur	718,000	1,871,000		2,589,000
PENRO Zamboanga Sibugay	718,000	2,352,000		3,070,000
Region X - Northern Mindanao	7,386,000	12,065,000		19,451,000

Regional Office X - Proper	3,821,000	4,065,000		7,886,000
PENRO Bukidnon	718,000	2,420,000		3,138,000

JANUARY 5, 2026	OFFICIAL GAZETTE	917

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Camiguin	718,000	780,000	1,498,000
PENRO Lanao del Norte	712,000	1,600,000	2,312,000
PENRO Misamis Occidental	699,000	1,600,000	2,299,000
PENRO Misamis Oriental	718,000	1,600,000	2,318,000
Region XI - Davao	6,283,000	12,320,000	18,603,000

Regional Office XI - Proper	3,424,000	4,140,000	7,564,000
PENRO Davao de Oro	705,000	1,557,000	2,262,000
PENRO Davao del Norte	718,000	1,557,000	2,275,000
PENRO Davao del Sur	718,000	1,953,000	2,671,000
PENRO Davao Occidental		765,000	765,000
PENRO Davao Oriental	718,000	2,348,000	3,066,000
Region XII - SOCCSKSARGEN	903,000	10,850,000	11,753,000

Regional Office XII - Proper	903,000	4,242,000	5,145,000
PENRO North Cotabato		1,652,000	1,652,000
PENRO Sarangani		1,652,000	1,652,000
PENRO South Cotabato		1,652,000	1,652,000
PENRO Sultan Kudarat		1,652,000	1,652,000
Region XIII - Caraga	7,349,000	12,615,000	19,964,000

Regional Office XIII - Proper	3,791,000	4,606,000	8,397,000
PENRO Agusan del Norte	718,000	1,684,000	2,402,000
PENRO Agusan del Sur	699,000	2,290,000	2,989,000
PENRO Dinagat Islands	705,000	925,000	1,630,000
PENRO Surigao del Norte	718,000	1,230,000	1,948,000
PENRO Surigao del Sur	718,000	1,880,000	2,598,000
Environment and Natural Resources
Education, Communication, Stakeholder
Engagement and Partnership	85,068,000	133,083,000	218,151,000

National Capital Region (NCR)	39,729,000	87,907,000	127,636,000

Central Office	36,090,000	75,178,000	111,268,000
Biodiversity Management Bureau (BMB)		4,370,000	4,370,000

918	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Ecosystems Research and Development Bureau (ERDB)	1,176,000	1,529,000	2,705,000
Forest Management Bureau (FMB)		2,032,000	2,032,000
Land Management Bureau (LMB)		830,000	830,000
NCR - Proper	2,463,000	3,968,000	6,431,000
Region I - Ilocos	3,528,000	2,524,000	6,052,000

Regional Office I - Proper	3,528,000	944,000	4,472,000
PENRO Ilocos Norte		406,000	406,000
PENRO Ilocos Sur		395,000	395,000
PENRO La Union		223,000	223,000
PENRO Pangasinan		556,000	556,000
Cordillera Administrative Region (CAR)	2,673,000	2,257,000	4,930,000

Regional Office CAR - Proper	2,673,000	937,000	3,610,000
PENRO Abra		220,000	220,000
PENRO Apayao		220,000	220,000
PENRO Benguet		220,000	220,000
PENRO Ifugao		220,000	220,000
PENRO Kalinga		220,000	220,000
PENRO Mt. Province		220,000	220,000
Region II - Cagayan Valley	3,126,000	3,152,000	6,278,000

Regional Office II - Proper	3,126,000	1,302,000	4,428,000
PENRO Batanes		240,000	240,000
PENRO Cagayan		440,000	440,000
PENRO Isabela		490,000	490,000
PENRO Nueva Vizcaya		340,000	340,000
PENRO Quirino		340,000	340,000
Region III - Central Luzon	1,124,000	3,196,000	4,320,000

Regional Office III - Proper	1,124,000	1,823,000	2,947,000
PENRO Aurora		222,000	222,000
PENRO Bataan		202,000	202,000

JANUARY 5, 2026	OFFICIAL GAZETTE	919

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Bulacan		202,000	202,000
PENRO Nueva Ecija		214,000	214,000
PENRO Pampanga		105,000	105,000
PENRO Tarlac		206,000	206,000
PENRO Zambales		222,000	222,000
Region IVA - CALABARZON	2,475,000	2,421,000	4,896,000

Regional Office IVA - Proper	2,475,000	1,104,000	3,579,000
PENRO Batangas		322,000	322,000
PENRO Cavite		137,000	137,000
PENRO Laguna		224,000	224,000
PENRO Quezon		500,000	500,000
PENRO Rizal		134,000	134,000
Region IVB - MIMAROPA	3,545,000	3,187,000	6,732,000

Regional Office IVB - Proper	3,545,000	1,498,000	5,043,000
PENRO Marinduque		223,000	223,000
PENRO Occidental Mindoro		291,000	291,000
PENRO Oriental Mindoro		400,000	400,000
PENRO Palawan		570,000	570,000
PENRO Romblon		205,000	205,000
Region V - Bicol	2,666,000	2,854,000	5,520,000

Regional Office V - Proper	2,666,000	2,104,000	4,770,000
PENRO Albay		125,000	125,000
PENRO Camarines Norte		75,000	75,000
PENRO Camarines Sur		225,000	225,000
PENRO Catanduanes		75,000	75,000
PENRO Masbate		175,000	175,000
PENRO Sorsogon		75,000	75,000
Region VI - Western Visayas	3,181,000	3,029,000	6,210,000

Regional Office VI - Proper	3,181,000	2,004,000	5,185,000

920	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PENRO Aklan		215,000	215,000
PENRO Antique		215,000	215,000
PENRO Capiz		175,000	175,000
PENRO Guimaras		110,000	110,000
PENRO Iloilo		310,000	310,000
Negros Island Region (NIR)		2,764,000	2,764,000

Regional Office NIR - Proper		1,841,000	1,841,000
PENRO Negros Occidental		370,000	370,000
PENRO Negros Oriental		340,000	340,000
PENRO Siquijor		213,000	213,000
Region VII - Central Visayas	2,483,000	2,328,000	4,811,000

Regional Office VII - Proper	2,483,000	1,600,000	4,083,000
PENRO Bohol		379,000	379,000
PENRO Cebu		349,000	349,000
Region VIII - Eastern Visayas	2,113,000	2,865,000	4,978,000

Regional Office VIII - Proper	2,113,000	2,015,000	4,128,000
PENRO Biliran		50,000	50,000
PENRO Eastern Samar		150,000	150,000
PENRO Leyte		200,000	200,000
PENRO Northern Samar		150,000	150,000
PENRO Southern Leyte		150,000	150,000
PENRO Western Samar		150,000	150,000
Region IX - Zamboanga Peninsula	3,154,000	2,052,000	5,206,000

Regional Office IX - Proper	3,154,000	1,145,000	4,299,000
PENRO Zamboanga del Norte		391,000	391,000
PENRO Zamboanga del Sur		207,000	207,000
PENRO Zamboanga Sibugay		309,000	309,000
Region X - Northern Mindanao	2,632,000	3,086,000	5,718,000

Regional Office X - Proper	2,632,000	2,336,000	4,968,000

JANUARY 5, 2026	OFFICIAL GAZETTE	921

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Bukidnon		250,000	250,000
PENRO Camiguin		50,000	50,000
PENRO Lanao del Norte		150,000	150,000
PENRO Misamis Occidental		150,000	150,000
PENRO Misamis Oriental		150,000	150,000
Region XI - Davao	3,524,000	3,131,000	6,655,000

Regional Office XI - Proper	3,524,000	1,985,000	5,509,000
PENRO Davao de Oro		300,000	300,000
PENRO Davao del Norte		220,000	220,000
PENRO Davao del Sur		181,000	181,000
PENRO Davao Occidental		185,000	185,000
PENRO Davao Oriental		260,000	260,000
Region XII - SOCCSKSARGEN	5,965,000	3,086,000	9,051,000

Regional Office XII - Proper	5,965,000	1,230,000	7,195,000
PENRO North Cotabato		387,000	387,000
PENRO Sarangani		382,000	382,000
PENRO South Cotabato		682,000	682,000
PENRO Sultan Kudarat		405,000	405,000
Region XIII - Caraga	3,150,000	3,244,000	6,394,000

Regional Office XIII - Proper	3,150,000	2,494,000	5,644,000
PENRO Agusan del Norte		150,000	150,000
PENRO Agusan del Sur		250,000	250,000
PENRO Dinagat Islands		50,000	50,000
PENRO Surigao del Norte		100,000	100,000
PENRO Surigao del Sur		200,000	200,000
Legal Services to Support Environment and Natural Resources Law Enforcement	260,315,000	132,655,000	392,970,000

National Capital Region (NCR)	94,573,000	57,465,000	152,038,000

Central Office	70,373,000	53,198,000	123,571,000
Biodiversity Management Bureau (BMB)	1,391,000	405,000	1,796,000

922	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Ecosystems Research and Development Bureau (ERDB)	1,352,000	313,000	1,665,000
Forest Management Bureau (FMB)	72,000	643,000	715,000
Land Management Bureau (LMB)	7,518,000	1,216,000	8,734,000
NCR - Proper	13,867,000	1,690,000	15,557,000
Region I - Ilocos	9,322,000	4,331,000	13,653,000

Regional Office I - Proper	9,322,000	2,259,000	11,581,000
PENRO Ilocos Norte		518,000	518,000
PENRO Ilocos Sur		518,000	518,000
PENRO La Union		518,000	518,000
PENRO Pangasinan		518,000	518,000
Cordillera Administrative Region (CAR)	11,916,000	4,836,000	16,752,000

Regional Office CAR - Proper	11,916,000	1,728,000	13,644,000
PENRO Abra		518,000	518,000
PENRO Apayao		518,000	518,000
PENRO Benguet		518,000	518,000
PENRO Ifugao		518,000	518,000
PENRO Kalinga		518,000	518,000
PENRO Mt. Province		518,000	518,000
Region II - Cagayan Valley	13,189,000	4,400,000	17,589,000

Regional Office II - Proper	13,189,000	1,810,000	14,999,000
PENRO Batanes		518,000	518,000
PENRO Cagayan		518,000	518,000
PENRO Isabela		518,000	518,000
PENRO Nueva Vizcaya		518,000	518,000
PENRO Quirino		518,000	518,000
Region III - Central Luzon	12,338,000	5,468,000	17,806,000

Regional Office III - Proper	12,338,000	1,842,000	14,180,000
PENRO Aurora		518,000	518,000
PENRO Bataan		518,000	518,000

JANUARY 5, 2026	OFFICIAL GAZETTE	923

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Bulacan		518,000	518,000
PENRO Nueva Ecija		518,000	518,000
PENRO Pampanga		518,000	518,000
PENRO Tarlac		518,000	518,000
PENRO Zambales		518,000	518,000
Region IVA - CALABARZON	12,460,000	4,220,000	16,680,000

Regional Office IVA - Proper	12,460,000	1,630,000	14,090,000
PENRO Batangas		518,000	518,000
PENRO Cavite		518,000	518,000
PENRO Laguna		518,000	518,000
PENRO Quezon		518,000	518,000
PENRO Rizal		518,000	518,000
Region IVB - MIMAROPA	11,836,000	4,693,000	16,529,000

Regional Office IVB - Proper	11,836,000	2,103,000	13,939,000
PENRO Marinduque		518,000	518,000
PENRO Occidental Mindoro		518,000	518,000
PENRO Oriental Mindoro		518,000	518,000
PENRO Palawan		518,000	518,000
PENRO Romblon		518,000	518,000
Region V - Bicol	11,154,000	4,805,000	15,959,000

Regional Office V - Proper	11,154,000	1,697,000	12,851,000
PENRO Albay		518,000	518,000
PENRO Camarines Norte		518,000	518,000
PENRO Camarines Sur		518,000	518,000
PENRO Catanduanes		518,000	518,000
PENRO Masbate		518,000	518,000
PENRO Sorsogon		518,000	518,000
Region VI - Western Visayas	11,531,000	8,499,000	20,030,000

Regional Office VI - Proper	11,531,000	5,909,000	17,440,000

924	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PENRO Aklan		518,000	518,000
PENRO Antique		518,000	518,000
PENRO Capiz		518,000	518,000
PENRO Guimaras		518,000	518,000
PENRO Iloilo		518,000	518,000
Negros Island Region (NIR)		3,494,000	3,494,000

Regional Office NIR - Proper		2,000,000	2,000,000
PENRO Negros Occidental		518,000	518,000
PENRO Negros Oriental		488,000	488,000
PENRO Siquijor		488,000	488,000
Region VII - Central Visayas	11,930,000	3,443,000	15,373,000

Regional Office VII - Proper	11,930,000	2,467,000	14,397,000
PENRO Bohol		488,000	488,000
PENRO Cebu		488,000	488,000
Region VIII - Eastern Visayas	12,186,000	5,282,000	17,468,000

Regional Office VIII - Proper	12,186,000	2,174,000	14,360,000
PENRO Biliran		518,000	518,000
PENRO Eastern Samar		518,000	518,000
PENRO Leyte		518,000	518,000
PENRO Northern Samar		518,000	518,000
PENRO Southern Leyte		518,000	518,000
PENRO Western Samar		518,000	518,000
Region IX - Zamboanga Peninsula	9,815,000	3,210,000	13,025,000

Regional Office IX - Proper	9,815,000	1,656,000	11,471,000
PENRO Zamboanga del Norte		518,000	518,000
PENRO Zamboanga del Sur		518,000	518,000
PENRO Zamboanga Sibugay		518,000	518,000
Region X - Northern Mindanao	11,339,000	4,618,000	15,957,000

Regional Office X - Proper	11,339,000	2,078,000	13,417,000

JANUARY 5, 2026	OFFICIAL GAZETTE	925

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Bukidnon		508,000	508,000
PENRO Camiguin		508,000	508,000
PENRO Lanao del Norte		508,000	508,000
PENRO Misamis Occidental		508,000	508,000
PENRO Misamis Oriental		508,000	508,000
Region XI - Davao	11,639,000	4,621,000	16,260,000

Regional Office XI - Proper	11,639,000	2,031,000	13,670,000
PENRO Davao de Oro		518,000	518,000
PENRO Davao del Norte		518,000	518,000
PENRO Davao del Sur		518,000	518,000
PENRO Davao Occidental		518,000	518,000
PENRO Davao Oriental		518,000	518,000
Region XII - SOCCSKSARGEN	4,913,000	4,333,000	9,246,000

Regional Office XII - Proper	4,913,000	2,261,000	7,174,000
PENRO North Cotabato		518,000	518,000
PENRO Sarangani		518,000	518,000
PENRO South Cotabato		518,000	518,000
PENRO Sultan Kudarat		518,000	518,000
Region XIII - Caraga	10,174,000	4,937,000	15,111,000

Regional Office XIII - Proper	10,174,000	2,147,000	12,321,000
PENRO Agusan del Norte		558,000	558,000
PENRO Agusan del Sur		578,000	578,000
PENRO Dinagat Islands		538,000	538,000
PENRO Surigao del Norte		548,000	548,000
PENRO Surigao del Sur		568,000	568,000
Conduct of Special Studies, Design and Development in Support of Forestry, Mining and Environmental Management Operations, Including Climate Change Resilience	41,140,000	329,966,000	371,106,000

National Capital Region (NCR)	41,140,000	309,612,000	350,752,000

Central Office	41,140,000	279,612,000	320,752,000

926	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Biodiversity Management Bureau (BMB)	30,000,000	30,000,000
Region I - Ilocos	500,000	500,000

Regional Office - I - Proper	500,000	500,000
Cordillera Administrative Region (CAR)	500,000	500,000

Regional Office CAR - Proper	500,000	500,000
Region II - Cagayan Valley	500,000	500,000

Regional Office II - Proper	500,000	500,000
Region III - Central Luzon	500,000	500,000

Regional Office III - Proper	500,000	500,000
Region IVA - CALABARZON	500,000	500,000

Regional Office IVA - Proper	500,000	500,000
Region IVB - MIMAROPA	1,000,000	1,000,000

Regional Office IVB - Proper	1,000,000	1,000,000
Region V - Bicol	500,000	500,000

Regional Office V - Proper	500,000	500,000
Region VI - Western Visayas	500,000	500,000

Regional Office VI - Proper	500,000	500,000
Region VII - Central Visayas	500,000	500,000

Regional Office VII - Proper	500,000	500,000
Region VIII - Eastern Visayas	500,000	500,000

Regional Office VIII - Proper	500,000	500,000
Region IX - Zamboanga Peninsula	1,000,000	1,000,000

Regional Office IX - Proper	1,000,000	1,000,000
Region X - Northern Mindanao	1,000,000	1,000,000

Regional Office X - Proper	1,000,000	1,000,000
Region XI - Davao	10,854,000	10,854,000

Regional Office XI - Proper	10,854,000	10,854,000
Region XII - SOCCSKSARGEN	1,000,000	1,000,000

Regional Office XII - Proper	1,000,000	1,000,000

JANUARY 5, 2026	OFFICIAL GAZETTE	927

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region XIII - Caraga		1,000,000	1,000,000

Regional Office XIII - Proper		1,000,000	1,000,000
Formulation and Monitoring of ENR Sector Policies, Plans, Programs and Projects	532,408,000	301,392,000	833,800,000

National Capital Region (NCR)	232,044,000	106,662,000	338,706,000

Central Office	38,417,000	66,879,000	105,296,000
Biodiversity Management Bureau (BMB)	53,852,000	10,031,000	63,883,000
Ecosystems Research and Development Bureau (ERDB)		11,685,000	11,685,000
Forest Management Bureau (FMB)	84,808,000	10,427,000	95,235,000
Land Management Bureau (LMB)	45,401,000	3,802,000	49,203,000
NCR - Proper	9,566,000	3,838,000	13,404,000
Region I - Ilocos	20,252,000	12,464,000	32,716,000

Regional Office I - Proper	7,642,000	3,300,000	10,942,000
PENRO Ilocos Norte	1,663,000	2,358,000	4,021,000
PENRO Ilocos Sur	2,929,000	2,327,000	5,256,000
PENRO La Union	4,723,000	1,483,000	6,206,000
PENRO Pangasinan	3,295,000	2,996,000	6,291,000
Cordillera Administrative Region (CAR)	19,224,000	12,062,000	31,286,000

Regional Office CAR - Proper	7,860,000	2,984,000	10,844,000
PENRO Abra	1,971,000	1,513,000	3,484,000
PENRO Apayao	1,507,000	1,513,000	3,020,000
PENRO Benguet	1,964,000	1,513,000	3,477,000
PENRO Ifugao	1,980,000	1,513,000	3,493,000
PENRO Kalinga	1,971,000	1,513,000	3,484,000
PENRO Mt. Province	1,971,000	1,513,000	3,484,000
Region II - Cagayan Valley	17,021,000	11,226,000	28,247,000

Regional Office II - Proper	7,799,000	4,198,000	11,997,000
PENRO Batanes	2,000,000	539,000	2,539,000
PENRO Cagayan	1,964,000	1,873,000	3,837,000

928	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PENRO Isabela	1,316,000	2,192,000	3,508,000
PENRO Nueva Vizcaya	1,971,000	1,251,000	3,222,000
PENRO Quirino	1,971,000	1,173,000	3,144,000
Region III - Central Luzon	50,785,000	14,480,000	65,265,000

Regional Office III - Proper	7,400,000	5,994,000	13,394,000
PENRO Aurora	5,930,000	1,242,000	7,172,000
PENRO Bataan	7,865,000	1,271,000	9,136,000
PENRO Bulacan	4,951,000	1,242,000	6,193,000
PENRO Nueva Ecija	6,764,000	1,245,000	8,009,000
PENRO Pampanga	5,797,000	954,000	6,751,000
PENRO Tarlac	6,599,000	1,242,000	7,841,000
PENRO Zambales	5,479,000	1,290,000	6,769,000
Region IVA - CALABARZON	17,776,000	12,792,000	30,568,000

Regional Office IVA - Proper	7,837,000	3,802,000	11,639,000
PENRO Batangas	2,000,000	1,929,000	3,929,000
PENRO Cavite	1,977,000	1,048,000	3,025,000
PENRO Laguna	1,979,000	1,585,000	3,564,000
PENRO Quezon	2,006,000	3,560,000	5,566,000
PENRO Rizal	1,977,000	868,000	2,845,000
Region IVB - MIMAROPA	14,706,000	12,425,000	27,131,000

Regional Office IVB - Proper	8,250,000	2,597,000	10,847,000
PENRO Marinduque	2,006,000	1,312,000	3,318,000
PENRO Occidental Mindoro	1,982,000	1,715,000	3,697,000
PENRO Oriental Mindoro	499,000	1,437,000	1,936,000
PENRO Palawan	1,153,000	4,134,000	5,287,000
PENRO Romblon	816,000	1,230,000	2,046,000
Region V - Bicol	19,239,000	12,266,000	31,505,000

Regional Office V - Proper	7,825,000	4,491,000	12,316,000
PENRO Albay	1,507,000	1,251,000	2,758,000

JANUARY 5, 2026	OFFICIAL GAZETTE	929

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Camarines Norte	1,969,000	888,000	2,857,000
PENRO Camarines Sur	1,974,000	2,163,000	4,137,000
PENRO Catanduanes	1,964,000	888,000	2,852,000
PENRO Masbate	1,988,000	1,697,000	3,685,000
PENRO Sorsogon	2,012,000	888,000	2,900,000
Region VI - Western Visayas	13,530,000	12,000,000	25,530,000

Regional Office VI - Proper	6,202,000	5,584,000	11,786,000
PENRO Aklan	1,494,000	1,112,000	2,606,000
PENRO Antique	1,988,000	1,886,000	3,874,000
PENRO Capiz	2,007,000	1,077,000	3,084,000
PENRO Guimaras	1,340,000	843,000	2,183,000
PENRO Iloilo	499,000	1,498,000	1,997,000
Negros Island Region (NIR)	6,254,000	8,534,000	14,788,000

Regional Office NIR - Proper		3,500,000	3,500,000
PENRO Negros Occidental	2,295,000	1,870,000	4,165,000
PENRO Negros Oriental	1,964,000	2,082,000	4,046,000
PENRO Siquijor	1,995,000	1,082,000	3,077,000
Region VII - Central Visayas	8,978,000	9,027,000	18,005,000

Regional Office VII - Proper	4,616,000	5,063,000	9,679,000
PENRO Bohol	2,369,000	1,982,000	4,351,000
PENRO Cebu	1,993,000	1,982,000	3,975,000
Region VIII - Eastern Visayas	16,138,000	13,811,000	29,949,000

Regional Office VIII - Proper	7,222,000	3,192,000	10,414,000
PENRO Biliran	1,988,000	966,000	2,954,000
PENRO Eastern Samar	665,000	1,680,000	2,345,000
PENRO Leyte	1,465,000	2,403,000	3,868,000
PENRO Northern Samar	1,494,000	2,252,000	3,746,000
PENRO Southern Leyte	1,489,000	1,642,000	3,131,000
PENRO Western Samar	1,815,000	1,676,000	3,491,000

930	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region IX - Zamboanga Peninsula	11,445,000	11,673,000	23,118,000

Regional Office IX - Proper	8,158,000	7,950,000	16,108,000
PENRO Zamboanga del Norte		1,548,000	1,548,000
PENRO Zamboanga del Sur	1,318,000	921,000	2,239,000
PENRO Zamboanga Sibugay	1,969,000	1,254,000	3,223,000
Region X - Northern Mindanao	17,793,000	13,713,000	31,506,000

Regional Office X - Proper	7,891,000	6,365,000	14,256,000
PENRO Bukidnon	1,977,000	2,121,000	4,098,000
PENRO Camiguin	1,988,000	802,000	2,790,000
PENRO Lanao del Norte	1,964,000	1,768,000	3,732,000
PENRO Misamis Occidental	1,985,000	1,394,000	3,379,000
PENRO Misamis Oriental	1,988,000	1,263,000	3,251,000
Region XI - Davao	19,829,000	12,457,000	32,286,000

Regional Office XI - Proper	6,509,000	4,866,000	11,375,000
PENRO Davao de Oro	2,282,000	1,341,000	3,623,000
PENRO Davao del Norte	1,983,000	1,446,000	3,429,000
PENRO Davao del Sur	1,489,000	1,784,000	3,273,000
PENRO Davao Occidental	6,250,000	777,000	7,027,000
PENRO Davao Oriental	1,316,000	2,243,000	3,559,000
Region XII - SOCCSKSARGEN	28,652,000	12,203,000	40,855,000

Regional Office XII - Proper	24,636,000	4,310,000	28,946,000
PENRO North Cotabato	2,587,000	1,917,000	4,504,000
PENRO Sarangani		1,995,000	1,995,000
PENRO South Cotabato		1,970,000	1,970,000
PENRO Sultan Kudarat	1,429,000	2,011,000	3,440,000
Region XIII - Caraga	18,742,000	13,597,000	32,339,000

Regional Office XIII - Proper	7,266,000	5,089,000	12,355,000
PENRO Agusan del Norte	2,859,000	2,141,000	5,000,000
PENRO Agusan del Sur	1,980,000	2,368,000	4,348,000

JANUARY 5, 2026	OFFICIAL GAZETTE	931

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Dinagat Islands	1,491,000	1,073,000		2,564,000
PENRO Surigao del Norte	1,979,000	1,183,000		3,162,000
PENRO Surigao del Sur	3,167,000	1,743,000		4,910,000
Ecosystem Research Development and Extension Services	193,117,000	124,151,000		317,268,000

National Capital Region (NCR)	193,117,000	124,151,000		317,268,000

Ecosystems Research and Development Bureau (ERDB)	193,117,000	124,151,000		317,268,000

Sub-total, Support to Operations	1,267,016,000	1,456,051,000	182,930,000	2,905,997,000

Operations
NATURAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM	631,537,000	1,107,193,000	12,500,000	1,751,230,000

Natural Resources Management Arrangement/Agreement and Permit Issuance	631,537,000	996,637,000	12,500,000	1,640,674,000

National Capital Region (NCR)	44,850,000	231,509,000		276,359,000

Central Office		60,403,000		60,403,000
Biodiversity Management Bureau (BMB)		2,850,000		2,850,000
Forest Management Bureau (FMB)		144,978,000		144,978,000
Land Management Bureau (LMB)		5,091,000		5,091,000
NCR - Proper	44,850,000	18,187,000		63,037,000
Region I - Ilocos	29,071,000	43,496,000		72,567,000

Regional Office I - Proper	9,903,000	7,747,000		17,650,000
PENRO Ilocos Norte	5,994,000	9,080,000		15,074,000
PENRO Ilocos Sur	5,380,000	9,342,000		14,722,000
PENRO La Union	2,084,000	4,128,000		6,212,000
PENRO Pangasinan	5,710,000	13,199,000		18,909,000
Cordillera Administrative Region (CAR)	27,431,000	116,455,000		143,886,000

Regional Office CAR - Proper	2,875,000	15,067,000		17,942,000
PENRO Abra	3,294,000	16,209,000		19,503,000
PENRO Apayao	5,431,000	22,902,000		28,333,000
PENRO Benguet	2,699,000	16,791,000		19,490,000
PENRO Ifugao	4,478,000	8,397,000		12,875,000
PENRO Kalinga	5,672,000	22,337,000		28,009,000

932	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PENRO Mt. Province	2,982,000	14,752,000		17,734,000
Region II - Cagayan Valley	36,487,000	56,684,000	2,500,000	95,671,000

Regional Office II - Proper	6,556,000	25,433,000		31,989,000
PENRO Batanes	1,198,000	273,000		1,471,000
PENRO Cagayan	9,586,000	15,806,000	2,500,000	27,892,000
PENRO Isabela	9,881,000	8,131,000		18,012,000
PENRO Nueva Vizcaya	7,463,000	5,899,000		13,362,000
PENRO Quirino	1,803,000	1,142,000		2,945,000
Region III - Central Luzon	20,895,000	54,082,000		74,977,000

Regional Office III - Proper	10,615,000	27,256,000		37,871,000
PENRO Aurora	7,892,000	5,139,000		13,031,000
PENRO Bataan	1,494,000	3,258,000		4,752,000
PENRO Bulacan		4,498,000		4,498,000
PENRO Nueva Ecija		4,678,000		4,678,000
PENRO Pampanga	596,000	3,024,000		3,620,000
PENRO Tarlac	298,000	3,242,000		3,540,000
PENRO Zambales		2,987,000		2,987,000
Region IVA - CALABARZON	43,647,000	26,787,000	2,500,000	72,934,000

Regional Office IVA - Proper	4,584,000	9,784,000		14,368,000
PENRO Batangas	1,500,000	2,826,000		4,326,000
PENRO Cavite	2,704,000	1,792,000		4,496,000
PENRO Laguna	4,799,000	2,446,000		7,245,000
PENRO Quezon	25,553,000	6,514,000	2,500,000	34,567,000
PENRO Rizal	4,507,000	3,425,000		7,932,000
Region IVB - MIMAROPA	53,044,000	44,194,000	2,500,000	99,738,000

Regional Office IVB - Proper	9,746,000	7,540,000		17,286,000
PENRO Marinduque	2,734,000	9,758,000		12,492,000
PENRO Occidental Mindoro	9,623,000	5,678,000		15,301,000
PENRO Oriental Mindoro	7,799,000	5,081,000	2,500,000	15,380,000

JANUARY 5, 2026	OFFICIAL GAZETTE	933

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Palawan	20,430,000	14,209,000		34,639,000
PENRO Romblon	2,712,000	1,928,000		4,640,000
Region V - Bicol	42,778,000	33,740,000	2,500,000	79,018,000

Regional Office V - Proper	9,117,000	22,291,000		31,408,000
PENRO Albay	3,658,000	2,125,000		5,783,000
PENRO Camarines Norte	3,921,000	1,500,000		5,421,000
PENRO Camarines Sur	15,330,000	3,187,000	2,500,000	21,017,000
PENRO Catanduanes	3,374,000	1,324,000		4,698,000
PENRO Masbate	4,905,000	1,616,000		6,521,000
PENRO Sorsogon	2,473,000	1,697,000		4,170,000
Region VI - Western Visayas	33,334,000	42,460,000		75,794,000

Regional Office VI - Proper	1,797,000	13,723,000		15,520,000
PENRO Aklan	5,108,000	8,312,000		13,420,000
PENRO Antique	6,603,000	7,265,000		13,868,000
PENRO Capiz	2,113,000	2,751,000		4,864,000
PENRO Guimaras	4,807,000	1,747,000		6,554,000
PENRO Iloilo	12,906,000	8,662,000		21,568,000
Negros Island Region (NIR)	20,993,000	26,458,000		47,451,000

Regional Office NIR - Proper		4,557,000		4,557,000
PENRO Negros Occidental	10,794,000	11,711,000		22,505,000
PENRO Negros Oriental	7,794,000	8,313,000		16,107,000
PENRO Siquijor	2,405,000	1,877,000		4,282,000
Region VII - Central Visayas	32,761,000	29,431,000		62,192,000

Regional Office VII - Proper	18,360,000	14,967,000		33,327,000
PENRO Bohol	6,573,000	6,579,000		13,152,000
PENRO Cebu	7,828,000	7,885,000		15,713,000
Region VIII - Eastern Visayas	29,199,000	42,418,000		71,617,000

Regional Office VIII - Proper	7,956,000	14,858,000		22,814,000
PENRO Biliran	596,000	1,465,000		2,061,000

934	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PENRO Eastern Samar	3,582,000	5,722,000		9,304,000
PENRO Leyte	4,809,000	5,362,000		10,171,000
PENRO Northern Samar	3,875,000	5,228,000		9,103,000
PENRO Southern Leyte	4,179,000	2,480,000		6,659,000
PENRO Western Samar	4,202,000	7,303,000		11,505,000
Region IX - Zamboanga Peninsula	38,645,000	69,551,000	2,500,000	110,696,000

Regional Office IX - Proper	5,380,000	26,839,000		32,219,000
PENRO Zamboanga del Norte	11,665,000	14,367,000	2,500,000	28,532,000
PENRO Zamboanga del Sur	7,204,000	11,863,000		19,067,000
PENRO Zamboanga Sibugay	14,396,000	16,482,000		30,878,000
Region X - Northern Mindanao	53,535,000	44,715,000		98,250,000

Regional Office X - Proper	4,698,000	13,697,000		18,395,000
PENRO Bukidnon	22,838,000	13,843,000		36,681,000
PENRO Camiguin	5,395,000	1,014,000		6,409,000
PENRO Lanao del Norte	6,636,000	4,181,000		10,817,000
PENRO Misamis Occidental	7,215,000	3,133,000		10,348,000
PENRO Misamis Oriental	6,753,000	8,847,000		15,600,000
Region XI - Davao	26,975,000	42,985,000		69,960,000

Regional Office XI - Proper	6,549,000	20,459,000		27,008,000
PENRO Davao de Oro	4,780,000	4,555,000		9,335,000
PENRO Davao del Norte	4,238,000	3,284,000		7,522,000
PENRO Davao del Sur	4,468,000	4,994,000		9,462,000
PENRO Davao Occidental		1,814,000		1,814,000
PENRO Davao Oriental	6,940,000	7,879,000		14,819,000
Region XII - SOCCSKSARGEN	43,091,000	34,250,000		77,341,000

Regional Office XII - Proper	5,938,000	17,763,000		23,701,000
PENRO North Cotabato	14,334,000	4,966,000		19,300,000
PENRO Sarangani	4,515,000	3,460,000		7,975,000
PENRO South Cotabato	5,444,000	4,001,000		9,445,000
PENRO Sultan Kudarat	12,860,000	4,060,000		16,920,000

JANUARY 5, 2026	OFFICIAL GAZETTE	935
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region XIII - Caraga	54,801,000	57,422,000	112,223,000

Regional Office XIII - Proper	14,456,000	26,749,000	41,205,000
PENRO Agusan del Norte	2,818,000	5,708,000	8,526,000
PENRO Agusan del Sur	26,992,000	11,610,000	38,602,000
PENRO Dinagat Islands	1,202,000	2,126,000	3,328,000
PENRO Surigao del Norte	1,676,000	2,948,000	4,624,000
PENRO Surigao del Sur	7,657,000	8,281,000	15,938,000
Operations Against Illegal Environment and Natural Resources Activities		110,556,000	110,556,000

National Capital Region (NCR)		55,924,000	55,924,000

Central Office		52,160,000	52,160,000
Biodiversity Management Bureau (BMB)		2,810,000	2,810,000
NCR - Proper		954,000	954,000
Region I - Ilocos		1,081,000	1,081,000

Regional Office I - Proper		237,000	237,000
PENRO Ilocos Norte		261,000	261,000
PENRO Ilocos Sur		152,000	152,000
PENRO La Union		190,000	190,000
PENRO Pangasinan		241,000	241,000
Cordillera Administrative Region (CAR)		617,000	617,000

Regional Office CAR - Proper		95,000	95,000
PENRO Abra		92,000	92,000
PENRO Apayao		82,000	82,000
PENRO Benguet		92,000	92,000
PENRO Ifugao		82,000	82,000
PENRO Kalinga		82,000	82,000
PENRO Mt. Province		92,000	92,000
Region II - Cagayan Valley		2,014,000	2,014,000

Regional Office II - Proper		1,364,000	1,364,000
PENRO Batanes		174,000	174,000

936	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PENRO Cagayan	204,000	204,000
PENRO Isabela	214,000	214,000
PENRO Nueva Vizcaya	29,000	29,000
PENRO Quirino	29,000	29,000
Region III - Central Luzon	3,021,000	3,021,000

Regional Office III - Proper	751,000	751,000
PENRO Aurora	395,000	395,000
PENRO Bataan	615,000	615,000
PENRO Bulacan	170,000	170,000
PENRO Nueva Ecija	170,000	170,000
PENRO Pampanga	355,000	355,000
PENRO Tarlac	170,000	170,000
PENRO Zambales	395,000	395,000
Region IVA - CALABARZON	2,057,000	2,057,000

Regional Office IVA - Proper	265,000	265,000
PENRO Batangas	600,000	600,000
PENRO Cavite	125,000	125,000
PENRO Laguna	242,000	242,000
PENRO Quezon	665,000	665,000
PENRO Rizal	160,000	160,000
Region IVB - MIMAROPA	13,420,000	13,420,000

Regional Office IVB - Proper	1,270,000	1,270,000
PENRO Marinduque	101,000	101,000
PENRO Occidental Mindoro	161,000	161,000
PENRO Oriental Mindoro	2,981,000	2,981,000
PENRO Palawan	8,726,000	8,726,000
PENRO Romblon	181,000	181,000
Region V - Bicol	1,388,000	1,388,000

Regional Office V - Proper	700,000	700,000

JANUARY 5, 2026	OFFICIAL GAZETTE	937
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Albay	96,000	96,000
PENRO Camarines Norte	96,000	96,000
PENRO Camarines Sur	210,000	210,000
PENRO Catanduanes	95,000	95,000
PENRO Masbate	95,000	95,000
PENRO Sorsogon	96,000	96,000
Region VI - Western Visayas	5,669,000	5,669,000

Regional Office VI - Proper	430,000	430,000
PENRO Aklan	3,312,000	3,312,000
PENRO Antique	395,000	395,000
PENRO Capiz	282,000	282,000
PENRO Guimaras	375,000	375,000
PENRO Iloilo	875,000	875,000
Negros Island Region (NIR)	2,835,000	2,835,000

Regional Office NIR - Proper	1,000,000	1,000,000
PENRO Negros Occidental	1,170,000	1,170,000
PENRO Negros Oriental	400,000	400,000
PENRO Siquijor	265,000	265,000
Region VII - Central Visayas	4,910,000	4,910,000

Regional Office VII - Proper	940,000	940,000
PENRO Bohol	3,410,000	3,410,000
PENRO Cebu	560,000	560,000
Region VIII - Eastern Visayas	4,848,000	4,848,000

Regional Office VIII - Proper	1,223,000	1,223,000
PENRO Biliran	320,000	320,000
PENRO Eastern Samar	600,000	600,000
PENRO Leyte	1,175,000	1,175,000
PENRO Northern Samar	320,000	320,000
PENRO Southern Leyte	610,000	610,000

938	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PENRO Western Samar	600,000	600,000
Region IX - Zamboanga Peninsula	1,365,000	1,365,000

Regional Office IX - Proper	1,210,000	1,210,000
PENRO Zamboanga del Norte	75,000	75,000
PENRO Zamboanga del Sur	30,000	30,000
PENRO Zamboanga Sibugay	50,000	50,000
Region X - Northern Mindanao	2,438,000	2,438,000

Regional Office X - Proper	458,000	458,000
PENRO Bukidnon	250,000	250,000
PENRO Camiguin	410,000	410,000
PENRO Lanao del Norte	440,000	440,000
PENRO Misamis Occidental	440,000	440,000
PENRO Misamis Oriental	440,000	440,000
Region XI - Davao	1,166,000	1,166,000

Regional Office XI - Proper	616,000	616,000
PENRO Davao de Oro	50,000	50,000
PENRO Davao del Norte	100,000	100,000
PENRO Davao del Sur	300,000	300,000
PENRO Davao Occidental	50,000	50,000
PENRO Davao Oriental	50,000	50,000
Region XII - SOCCSKSARGEN	2,396,000	2,396,000

Regional Office XII - Proper	1,266,000	1,266,000
PENRO North Cotabato	80,000	80,000
PENRO Sarangani	280,000	280,000
PENRO South Cotabato	480,000	480,000
PENRO Sultan Kudarat	290,000	290,000
Region XIII - Caraga	5,407,000	5,407,000

Regional Office XIII - Proper	3,922,000	3,922,000
PENRO Agusan del Norte	282,000	282,000

JANUARY 5, 2026	OFFICIAL GAZETTE	939
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Agusan del Sur		408,000		408,000
PENRO Dinagat Islands		132,000		132,000
PENRO Surigao del Norte		282,000		282,000
PENRO Surigao del Sur		381,000		381,000
NATURAL RESOURCES CONSERVATION AND DEVELOPMENT PROGRAM	4,394,724,000	3,114,153,000	982,067,000	8,490,944,000

PROTECTED AREAS, CAVES, AND WETLANDS DEVELOPMENT AND MANAGEMENT SUB-PROGRAM	997,287,000	1,151,739,000	107,388,000	2,256,414,000

Protected Areas Development and Management	997,287,000	1,151,739,000	107,388,000	2,256,414,000

National Capital Region (NCR)	22,651,000	115,234,000	3,458,000	141,343,000

Central Office		48,143,000	2,458,000	50,601,000
Biodiversity Management Bureau (BMB)	13,329,000	43,202,000		56,531,000
NCR - Proper	9,322,000	23,889,000	1,000,000	34,211,000
Region I - Ilocos	46,776,000	53,712,000		100,488,000

Regional Office I - Proper	13,792,000	8,872,000		22,664,000
PENRO Ilocos Norte	8,651,000	12,178,000		20,829,000
PENRO Ilocos Sur	8,938,000	18,640,000		27,578,000
PENRO La Union	3,240,000	5,055,000		8,295,000
PENRO Pangasinan	12,155,000	8,967,000		21,122,000
Cordillera Administrative Region (CAR)	68,056,000	33,500,000	2,979,000	104,535,000

Regional Office CAR - Proper	13,669,000	12,862,000		26,531,000
PENRO Abra	7,217,000	3,281,000	1,022,000	11,520,000
PENRO Apayao	8,173,000			8,173,000
PENRO Benguet	11,552,000	11,457,000	1,750,000	24,759,000
PENRO Ifugao	7,472,000	440,000		7,912,000
PENRO Kalinga	8,134,000	4,218,000	167,000	12,519,000
PENRO Mt. Province	11,839,000	1,242,000	40,000	13,121,000
Region II - Cagayan Valley	85,185,000	84,929,000	4,713,000	174,827,000

Regional Office II - Proper	9,463,000	8,853,000		18,316,000
PENRO Batanes	3,918,000	9,965,000		13,883,000

940	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PENRO Cagayan	21,395,000	23,531,000	318,000	45,244,000
PENRO Isabela	30,118,000	19,617,000	1,050,000	50,785,000
PENRO Nueva Vizcaya	9,534,000	16,102,000	96,000	25,732,000
PENRO Quirino	10,757,000	6,861,000	3,249,000	20,867,000
Region III - Central Luzon	90,456,000	69,518,000	5,528,000	165,502,000

Regional Office III - Proper	13,575,000	17,815,000		31,390,000
PENRO Aurora	10,153,000	17,557,000		27,710,000
PENRO Bataan	11,129,000	9,842,000	1,200,000	22,171,000
PENRO Bulacan	12,058,000	4,444,000	2,153,000	18,655,000
PENRO Nueva Ecija	16,135,000	7,132,000	1,575,000	24,842,000
PENRO Pampanga	8,102,000	4,589,000	600,000	13,291,000
PENRO Tarlac	9,884,000	1,780,000		11,664,000
PENRO Zambales	9,420,000	6,359,000		15,779,000
Region IVA - CALABARZON	72,085,000	64,934,000	4,080,000	141,099,000

Regional Office IVA - Proper	14,116,000	7,849,000		21,965,000
PENRO Batangas	6,911,000	4,319,000		11,230,000
PENRO Cavite	10,464,000	4,019,000		14,483,000
PENRO Laguna	8,244,000	4,769,000	300,000	13,313,000
PENRO Quezon	26,320,000	27,624,000	780,000	54,724,000
PENRO Rizal	6,030,000	16,354,000	3,000,000	25,384,000
Region IVB - MIMAROPA	83,705,000	75,098,000	3,540,000	162,343,000

Regional Office IVB - Proper	13,082,000	7,246,000	120,000	20,448,000
PENRO Marinduque	6,032,000	8,251,000		14,283,000
PENRO Occidental Mindoro	17,949,000	24,357,000	120,000	42,426,000
PENRO Oriental Mindoro	9,043,000	5,420,000		14,463,000
PENRO Palawan	30,699,000	21,114,000	3,300,000	55,113,000
PENRO Romblon	6,900,000	8,710,000		15,610,000
Region V - Bicol	68,655,000	99,224,000	5,076,000	172,955,000

Regional Office V - Proper	15,577,000	26,814,000		42,391,000

JANUARY 5, 2026	OFFICIAL GAZETTE	941
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Albay	6,820,000	12,929,000	1,561,000	21,310,000
PENRO Camarines Norte	6,430,000	11,167,000	600,000	18,197,000
PENRO Camarines Sur	17,571,000	16,532,000	600,000	34,703,000
PENRO Catanduanes	5,243,000	13,051,000	2,315,000	20,609,000
PENRO Masbate	10,871,000	10,192,000		21,063,000
PENRO Sorsogon	6,143,000	8,539,000		14,682,000
Region VI - Western Visayas	52,906,000	35,976,000	4,421,000	93,303,000

Regional Office VI - Proper	13,313,000	2,444,000	204,000	15,961,000
PENRO Aklan	9,719,000	2,187,000	1,898,000	13,804,000
PENRO Antique	9,754,000	16,351,000		26,105,000
PENRO Capiz	3,310,000	4,489,000	1,522,000	9,321,000
PENRO Guimaras	4,872,000	2,424,000		7,296,000
PENRO Iloilo	11,938,000	8,081,000	797,000	20,816,000
Negros Island Region (NIR)	29,780,000	47,062,000	7,541,000	84,383,000

Regional Office NIR - Proper		2,915,000		2,915,000
PENRO Negros Occidental	12,461,000	30,422,000	7,541,000	50,424,000
PENRO Negros Oriental	12,169,000	12,292,000		24,461,000
PENRO Siquijor	5,150,000	1,433,000		6,583,000
Region VII - Central Visayas	46,354,000	56,839,000	714,000	103,907,000

Regional Office VII - Proper	13,938,000	6,181,000		20,119,000
PENRO Bohol	14,986,000	34,329,000	414,000	49,729,000
PENRO Cebu	17,430,000	16,329,000	300,000	34,059,000
Region VIII - Eastern Visayas	40,129,000	55,784,000	17,577,000	113,490,000

Regional Office VIII - Proper	5,646,000	13,253,000		18,899,000
PENRO Biliran	3,303,000	1,011,000		4,314,000
PENRO Eastern Samar	5,000,000	8,155,000	12,567,000	25,722,000
PENRO Leyte	7,386,000	11,342,000	204,000	18,932,000
PENRO Northern Samar	5,839,000	7,000,000	2,208,000	15,047,000
PENRO Southern Leyte	6,585,000	3,487,000		10,072,000

942	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PENRO Western Samar	6,370,000	11,536,000	2,598,000	20,504,000
Region IX - Zamboanga Peninsula	74,029,000	61,760,000	5,219,000	141,008,000

Regional Office IX - Proper	12,518,000	19,647,000		32,165,000
PENRO Zamboanga del Norte	22,378,000	11,086,000	1,416,000	34,880,000
PENRO Zamboanga del Sur	13,966,000	13,030,000	434,000	27,430,000
PENRO Zamboanga Sibugay	25,167,000	17,997,000	3,369,000	46,533,000
Region X - Northern Mindanao	68,968,000	82,440,000	2,352,000	153,760,000

Regional Office X - Proper	14,753,000	11,517,000		26,270,000
PENRO Bukidnon	18,708,000	22,380,000	2,202,000	43,290,000
PENRO Camiguin	2,484,000	5,492,000		7,976,000
PENRO Lanao del Norte	12,481,000	11,045,000		23,526,000
PENRO Misamis Occidental	10,903,000	14,732,000		25,635,000
PENRO Misamis Oriental	9,639,000	17,274,000	150,000	27,063,000
Region XI - Davao	65,260,000	92,550,000		157,810,000

Regional Office XI - Proper	21,619,000	9,391,000		31,010,000
PENRO Davao de Oro	8,314,000	17,010,000		25,324,000
PENRO Davao del Norte	8,051,000	4,576,000		12,627,000
PENRO Davao del Sur	11,342,000	22,375,000		33,717,000
PENRO Davao Occidental	308,000	2,608,000		2,916,000
PENRO Davao Oriental	15,626,000	36,590,000		52,216,000
Region XII - SOCCSKSARGEN	21,272,000	40,553,000	16,800,000	78,625,000

Regional Office XII - Proper	1,923,000	4,909,000		6,832,000
PENRO North Cotabato	6,358,000	8,617,000	8,319,000	23,294,000
PENRO Sarangani	6,966,000	7,093,000	24,000	14,083,000
PENRO South Cotabato	2,460,000	16,534,000	8,457,000	27,451,000
PENRO Sultan Kudarat	3,565,000	3,400,000		6,965,000
Region XIII - Caraga	61,020,000	82,626,000	23,390,000	167,036,000

Regional Office XIII - Proper	5,607,000	14,544,000		20,151,000
PENRO Agusan del Norte	10,058,000	7,307,000	3,972,000	21,337,000

JANUARY 5, 2026	OFFICIAL GAZETTE	943
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Agusan del Sur	13,608,000	28,342,000	15,150,000	57,100,000
PENRO Dinagat Islands	7,240,000	6,291,000		13,531,000
PENRO Surigao del Norte	12,024,000	15,347,000	1,500,000	28,871,000
PENRO Surigao del Sur	12,483,000	10,795,000	2,768,000	26,046,000
WILDLIFE RESOURCES CONSERVATION SUB-PROGRAM		122,677,000	3,000,000	125,677,000

Protection and Conservation of Wildlife		122,677,000	3,000,000	125,677,000

National Capital Region (NCR)		50,673,000		50,673,000

Central Office		30,062,000		30,062,000
Biodiversity Management Bureau (BMB)		20,490,000		20,490,000
NCR - Proper		121,000		121,000
Region I - Ilocos		5,989,000		5,989,000

Regional Office I - Proper		1,208,000		1,208,000
PENRO Ilocos Norte		1,545,000		1,545,000
PENRO Ilocos Sur		361,000		361,000
PENRO La Union		638,000		638,000
PENRO Pangasinan		2,237,000		2,237,000
Cordillera Administrative Region (CAR)		1,999,000		1,999,000

Regional Office CAR - Proper		1,009,000		1,009,000
PENRO Abra		300,000		300,000
PENRO Apayao		630,000		630,000
PENRO Ifugao		30,000		30,000
PENRO Kalinga		30,000		30,000
Region II - Cagayan Valley		3,646,000		3,646,000

Regional Office II - Proper		1,728,000		1,728,000
PENRO Batanes		210,000		210,000
PENRO Cagayan		596,000		596,000
PENRO Isabela		922,000		922,000
PENRO Quirino		190,000		190,000
Region III - Central Luzon		4,268,000		4,268,000

Regional Office III - Proper		315,000		315,000

944	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PENRO Aurora	360,000	360,000
PENRO Bataan	370,000	370,000
PENRO Bulacan	90,000	90,000
PENRO Nueva Ecija	1,933,000	1,933,000
PENRO Pampanga	800,000	800,000
PENRO Tarlac	60,000	60,000
PENRO Zambales	340,000	340,000
Region IVA - CALABARZON	3,286,000	3,286,000

Regional Office IVA - Proper	2,056,000	2,056,000
PENRO Batangas	420,000	420,000
PENRO Cavite	130,000	130,000
PENRO Laguna	100,000	100,000
PENRO Quezon	510,000	510,000
PENRO Rizal	70,000	70,000
Region IVB - MIMAROPA	15,923,000	15,923,000

Regional Office IVB - Proper	108,000	108,000
PENRO Marinduque	995,000	995,000
PENRO Occidental Mindoro	7,020,000	7,020,000
PENRO Oriental Mindoro	976,000	976,000
PENRO Palawan	6,010,000	6,010,000
PENRO Romblon	814,000	814,000
Region V - Bicol	4,961,000	4,961,000

Regional Office V - Proper	1,714,000	1,714,000
PENRO Albay	429,000	429,000
PENRO Camarines Norte	458,000	458,000
PENRO Camarines Sur	1,086,000	1,086,000
PENRO Catanduanes	322,000	322,000
PENRO Masbate	363,000	363,000
PENRO Sorsogon	589,000	589,000

JANUARY 5, 2026	OFFICIAL GAZETTE	945
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region VI - Western Visayas	4,014,000		4,014,000

Regional Office VI - Proper	642,000		642,000
PENRO Aklan	706,000		706,000
PENRO Antique	500,000		500,000
PENRO Capiz	480,000		480,000
PENRO Guimaras	570,000		570,000
PENRO Iloilo	1,116,000		1,116,000
Negros Island Region (NIR)	3,723,000		3,723,000

Regional Office NIR - Proper	1,500,000		1,500,000
PENRO Negros Occidental	760,000		760,000
PENRO Negros Oriental	1,008,000		1,008,000
PENRO Siquijor	455,000		455,000
Region VII - Central Visayas	2,243,000		2,243,000

Regional Office VII - Proper	792,000		792,000
PENRO Bohol	1,066,000		1,066,000
PENRO Cebu	385,000		385,000
Region VIII - Eastern Visayas	3,562,000		3,562,000

Regional Office VIII - Proper	2,263,000		2,263,000
PENRO Biliran	135,000		135,000
PENRO Eastern Samar	121,000		121,000
PENRO Leyte	669,000		669,000
PENRO Northern Samar	121,000		121,000
PENRO Southern Leyte	125,000		125,000
PENRO Western Samar	128,000		128,000
Region IX - Zamboanga Peninsula	4,210,000	3,000,000	7,210,000

Regional Office IX - Proper	1,621,000	3,000,000	4,621,000
PENRO Zamboanga del Norte	893,000		893,000
PENRO Zamboanga del Sur	452,000		452,000
PENRO Zamboanga Sibugay	1,244,000		1,244,000

946	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region X - Northern Mindanao	3,524,000		3,524,000

Regional Office X - Proper	1,050,000		1,050,000
PENRO Bukidnon	500,000		500,000
PENRO Camiguin	362,000		362,000
PENRO Lanao del Norte	506,000		506,000
PENRO Misamis Occidental	300,000		300,000
PENRO Misamis Oriental	806,000		806,000
Region XI - Davao	3,161,000		3,161,000

Regional Office XI - Proper	1,444,000		1,444,000
PENRO Davao de Oro	20,000		20,000
PENRO Davao del Norte	1,637,000		1,637,000
PENRO Davao del Sur	20,000		20,000
PENRO Davao Occidental	20,000		20,000
PENRO Davao Oriental	20,000		20,000
Region XII - SOCCSKSARGEN	3,199,000		3,199,000

Regional Office XII - Proper	1,519,000		1,519,000
PENRO North Cotabato	270,000		270,000
PENRO Sarangani	725,000		725,000
PENRO South Cotabato	340,000		340,000
PENRO Sultan Kudarat	345,000		345,000
Region XIII - Caraga	4,296,000		4,296,000

Regional Office XIII - Proper	128,000		128,000
PENRO Agusan del Norte	1,758,000		1,758,000
PENRO Agusan del Sur	1,190,000		1,190,000
PENRO Dinagat Islands	30,000		30,000
PENRO Surigao del Norte	560,000		560,000
PENRO Surigao del Sur	630,000		630,000
COASTAL AND MARINE ECOSYSTEMS REHABILITATION SUB-PROGRAM	345,464,000	77,700,000	423,164,000

Management of Coastal and Marine Resources/Areas	345,464,000	77,700,000	423,164,000

JANUARY 5, 2026	OFFICIAL GAZETTE	947
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

National Capital Region (NCR)	178,209,000	42,000,000	220,209,000

Central Office	113,026,000	42,000,000	155,026,000
Biodiversity Management Bureau (BMB)	62,633,000		62,633,000
NCR - Proper	2,550,000		2,550,000
Region I - Ilocos	6,229,000		6,229,000

Regional Office I - Proper	2,340,000		2,340,000
PENRO Ilocos Norte	146,000		146,000
PENRO Ilocos Sur	154,000		154,000
PENRO La Union	1,743,000		1,743,000
PENRO Pangasinan	1,846,000		1,846,000
Region II - Cagayan Valley	11,639,000		11,639,000

Regional Office II - Proper	3,958,000		3,958,000
PENRO Batanes	1,885,000		1,885,000
PENRO Cagayan	3,103,000		3,103,000
PENRO Isabela	2,693,000		2,693,000
Region III - Central Luzon	3,393,000		3,393,000

Regional Office III - Proper	1,780,000		1,780,000
PENRO Aurora	40,000		40,000
PENRO Bataan	20,000		20,000
PENRO Zambales	1,553,000		1,553,000
Region IVA - CALABARZON	6,426,000		6,426,000

Regional Office IVA - Proper	2,014,000		2,014,000
PENRO Batangas	1,294,000		1,294,000
PENRO Cavite	984,000		984,000
PENRO Quezon	2,134,000		2,134,000
Region IVB - MIMAROPA	18,484,000		18,484,000

Regional Office IVB - Proper	1,600,000		1,600,000
PENRO Marinduque	448,000		448,000
PENRO Occidental Mindoro	2,168,000		2,168,000

948	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PENRO Oriental Mindoro	850,000		850,000
PENRO Palawan	13,098,000		13,098,000
PENRO Romblon	320,000		320,000
Region V - Bicol	21,286,000		21,286,000

Regional Office V - Proper	6,087,000		6,087,000
PENRO Albay	1,125,000		1,125,000
PENRO Camarines Norte	1,150,000		1,150,000
PENRO Camarines Sur	3,000,000		3,000,000
PENRO Catanduanes	720,000		720,000
PENRO Masbate	7,479,000		7,479,000
PENRO Sorsogon	1,725,000		1,725,000
Region VI - Western Visayas	8,302,000	35,700,000	44,002,000

Regional Office VI - Proper	1,609,000		1,609,000
PENRO Aklan	1,150,000	35,700,000	36,850,000
PENRO Antique	300,000		300,000
PENRO Capiz	590,000		590,000
PENRO Guimaras	4,153,000		4,153,000
PENRO Iloilo	500,000		500,000
Negros Island Region (NIR)	8,553,000		8,553,000

Regional Office NIR - Proper	2,000,000		2,000,000
PENRO Negros Occidental	1,926,000		1,926,000
PENRO Negros Oriental	3,292,000		3,292,000
PENRO Siquijor	1,335,000		1,335,000
Region VII - Central Visayas	13,991,000		13,991,000

Regional Office VII - Proper	3,932,000		3,932,000
PENRO Bohol	5,630,000		5,630,000
PENRO Cebu	4,429,000		4,429,000
Region VIII - Eastern Visayas	11,845,000		11,845,000

Regional Office VIII - Proper	3,240,000		3,240,000

JANUARY 5, 2026	OFFICIAL GAZETTE	949
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Eastern Samar	2,335,000	2,335,000
PENRO Leyte	3,300,000	3,300,000
PENRO Northern Samar	2,970,000	2,970,000
Region IX - Zamboanga Peninsula	15,654,000	15,654,000

Regional Office IX - Proper	4,291,000	4,291,000
PENRO Zamboanga del Norte	5,681,000	5,681,000
PENRO Zamboanga del Sur	2,358,000	2,358,000
PENRO Zamboanga Sibugay	3,324,000	3,324,000
Region X - Northern Mindanao	8,600,000	8,600,000

Regional Office X - Proper	1,494,000	1,494,000
PENRO Camiguin	1,369,000	1,369,000
PENRO Lanao del Norte	1,139,000	1,139,000
PENRO Misamis Occidental	2,534,000	2,534,000
PENRO Misamis Oriental	2,064,000	2,064,000
Region XI - Davao	9,052,000	9,052,000

Regional Office XI - Proper	6,176,000	6,176,000
PENRO Davao de Oro	1,171,000	1,171,000
PENRO Davao del Norte	20,000	20,000
PENRO Davao del Sur	120,000	120,000
PENRO Davao Occidental	20,000	20,000
PENRO Davao Oriental	1,545,000	1,545,000
Region XII - SOCCSKSARGEN	10,094,000	10,094,000

Regional Office XII - Proper	4,510,000	4,510,000
PENRO Sarangani	3,894,000	3,894,000
PENRO Sultan Kudarat	1,690,000	1,690,000
Region XIII - Caraga	13,707,000	13,707,000

Regional Office XIII - Proper	4,048,000	4,048,000
PENRO Agusan del Norte	595,000	595,000
PENRO Dinagat Islands	1,575,000	1,575,000

950	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PENRO Surigao del Norte		5,587,000		5,587,000
PENRO Surigao del Sur		1,902,000		1,902,000
LAND MANAGEMENT SUB-PROGRAM	1,543,947,000	819,747,000	10,400,000	2,374,094,000

Land Management and Governance	1,439,585,000	677,458,000	10,400,000	2,127,443,000

National Capital Region (NCR)	62,234,000	90,736,000	10,400,000	163,370,000

Central Office		38,606,000		38,606,000
Land Management Bureau (LMB)		44,748,000	10,400,000	55,148,000
NCR - Proper	62,234,000	7,382,000		69,616,000
Region I - Ilocos	69,801,000	53,749,000		123,550,000

Regional Office I - Proper	32,289,000	16,136,000		48,425,000
PENRO Ilocos Norte	9,982,000	4,026,000		14,008,000
PENRO Ilocos Sur	9,858,000	3,918,000		13,776,000
PENRO La Union	4,102,000	3,815,000		7,917,000
PENRO Pangasinan	13,570,000	25,854,000		39,424,000
Cordillera Administrative Region (CAR)	91,597,000	31,601,000		123,198,000

Regional Office CAR - Proper	32,591,000	11,513,000		44,104,000
PENRO Abra	9,120,000	4,364,000		13,484,000
PENRO Apayao	11,439,000	4,929,000		16,368,000
PENRO Benguet	9,665,000	4,937,000		14,602,000
PENRO Ifugao	7,998,000	1,264,000		9,262,000
PENRO Kalinga	10,093,000	1,711,000		11,804,000
PENRO Mt. Province	10,691,000	2,883,000		13,574,000
Region II - Cagayan Valley	128,336,000	44,952,000		173,288,000

Regional Office II - Proper	38,156,000	35,547,000		73,703,000
PENRO Batanes	5,871,000	727,000		6,598,000
PENRO Cagayan	26,044,000	2,408,000		28,452,000
PENRO Isabela	26,312,000	4,419,000		30,731,000
PENRO Nueva Vizcaya	16,089,000	1,022,000		17,111,000
PENRO Quirino	15,864,000	829,000		16,693,000

JANUARY 5, 2026	OFFICIAL GAZETTE	951
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region III - Central Luzon	148,558,000	70,705,000	219,263,000

Regional Office III - Proper	49,229,000	52,592,000	101,821,000
PENRO Aurora	12,900,000	2,138,000	15,038,000
PENRO Bataan	15,100,000	703,000	15,803,000
PENRO Bulacan	16,531,000	3,887,000	20,418,000
PENRO Nueva Ecija	16,491,000	2,812,000	19,303,000
PENRO Pampanga	6,257,000	3,108,000	9,365,000
PENRO Tarlac	15,333,000	901,000	16,234,000
PENRO Zambales	16,717,000	4,564,000	21,281,000
Region IVA - CALABARZON	98,949,000	34,783,000	133,732,000

Regional Office IVA - Proper	39,108,000	27,209,000	66,317,000
PENRO Batangas	11,307,000	1,483,000	12,790,000
PENRO Cavite	10,049,000	1,251,000	11,300,000
PENRO Laguna	10,655,000	2,075,000	12,730,000
PENRO Quezon	17,824,000	1,281,000	19,105,000
PENRO Rizal	10,006,000	1,484,000	11,490,000
Region IVB - MIMAROPA	98,866,000	19,952,000	118,818,000

Regional Office IVB - Proper	36,934,000	8,553,000	45,487,000
PENRO Marinduque	6,531,000	1,682,000	8,213,000
PENRO Occidental Mindoro	14,164,000	4,375,000	18,539,000
PENRO Oriental Mindoro	10,399,000	1,305,000	11,704,000
PENRO Palawan	24,620,000	2,117,000	26,737,000
PENRO Romblon	6,218,000	1,920,000	8,138,000
Region V - Bicol	84,098,000	33,619,000	117,717,000

Regional Office V - Proper	35,834,000	29,875,000	65,709,000
PENRO Albay	9,835,000	606,000	10,441,000
PENRO Camarines Norte	5,078,000	588,000	5,666,000
PENRO Camarines Sur	13,253,000	732,000	13,985,000
PENRO Catanduanes	4,779,000	599,000	5,378,000

952	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PENRO Masbate	10,493,000	618,000	11,111,000
PENRO Sorsogon	4,826,000	601,000	5,427,000
Region VI - Western Visayas	65,383,000	45,425,000	110,808,000

Regional Office VI - Proper	25,987,000	29,223,000	55,210,000
PENRO Aklan	8,282,000	5,862,000	14,144,000
PENRO Antique	10,242,000	2,287,000	12,529,000
PENRO Capiz	4,790,000	897,000	5,687,000
PENRO Guimaras	4,791,000	816,000	5,607,000
PENRO Iloilo	11,291,000	6,340,000	17,631,000
Negros Island Region (NIR)	26,618,000	7,125,000	33,743,000

Regional Office NIR - Proper		2,000,000	2,000,000
PENRO Negros Occidental	12,266,000	1,564,000	13,830,000
PENRO Negros Oriental	9,263,000	2,033,000	11,296,000
PENRO Siquijor	5,089,000	1,528,000	6,617,000
Region VII - Central Visayas	54,240,000	52,341,000	106,581,000

Regional Office VII - Proper	33,383,000	15,979,000	49,362,000
PENRO Bohol	9,350,000	7,996,000	17,346,000
PENRO Cebu	11,507,000	28,366,000	39,873,000
Region VIII - Eastern Visayas	98,673,000	28,537,000	127,210,000

Regional Office VIII - Proper	30,123,000	15,508,000	45,631,000
PENRO Biliran	4,156,000	1,237,000	5,393,000
PENRO Eastern Samar	10,526,000	1,548,000	12,074,000
PENRO Leyte	20,254,000	4,949,000	25,203,000
PENRO Northern Samar	12,469,000	1,768,000	14,237,000
PENRO Southern Leyte	10,521,000	2,358,000	12,879,000
PENRO Western Samar	10,624,000	1,169,000	11,793,000
Region IX - Zamboanga Peninsula	120,092,000	25,629,000	145,721,000

Regional Office IX - Proper	44,641,000	18,393,000	63,034,000
PENRO Zamboanga del Norte	32,260,000	2,753,000	35,013,000

JANUARY 5, 2026	OFFICIAL GAZETTE	953
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Zamboanga del Sur	15,211,000	1,911,000	17,122,000
PENRO Zamboanga Sibugay	27,980,000	2,572,000	30,552,000
Region X - Northern Mindanao	80,421,000	36,369,000	116,790,000

Regional Office X - Proper	34,037,000	12,787,000	46,824,000
PENRO Bukidnon	17,788,000	3,462,000	21,250,000
PENRO Camiguin	2,844,000	2,114,000	4,958,000
PENRO Lanao del Norte	7,652,000	646,000	8,298,000
PENRO Misamis Occidental	8,977,000	3,132,000	12,109,000
PENRO Misamis Oriental	9,123,000	14,228,000	23,351,000
Region XI - Davao	83,402,000	29,925,000	113,327,000

Regional Office XI - Proper	34,253,000	21,796,000	56,049,000
PENRO Davao de Oro	8,866,000	1,260,000	10,126,000
PENRO Davao del Norte	9,643,000	1,488,000	11,131,000
PENRO Davao del Sur	13,230,000	1,973,000	15,203,000
PENRO Davao Occidental	329,000	1,199,000	1,528,000
PENRO Davao Oriental	17,081,000	2,209,000	19,290,000
Region XII - SOCCSKSARGEN	49,923,000	29,172,000	79,095,000

Regional Office XII - Proper	24,722,000	16,477,000	41,199,000
PENRO North Cotabato	8,158,000	2,890,000	11,048,000
PENRO Sarangani	4,758,000	2,346,000	7,104,000
PENRO South Cotabato	4,311,000	4,039,000	8,350,000
PENRO Sultan Kudarat	7,974,000	3,420,000	11,394,000
Region XIII - Caraga	78,394,000	42,838,000	121,232,000

Regional Office XIII - Proper	19,274,000	25,587,000	44,861,000
PENRO Agusan del Norte	9,440,000	5,318,000	14,758,000
PENRO Agusan del Sur	17,588,000	4,764,000	22,352,000
PENRO Dinagat Islands	5,928,000	2,394,000	8,322,000
PENRO Surigao del Norte	6,119,000	2,029,000	8,148,000
PENRO Surigao del Sur	20,045,000	2,746,000	22,791,000

954	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

For the Requirements of the Comprehensive Agrarian Reform Program	104,362,000	142,289,000	246,651,000

National Capital Region (NCR)	12,293,000	142,289,000	154,582,000

Central Office	12,293,000	142,289,000	154,582,000
Region I - Ilocos	5,842,000		5,842,000

Regional Office I - Proper	5,842,000		5,842,000
Cordillera Administrative Region (CAR)	4,035,000		4,035,000

Regional Office CAR - Proper	4,035,000		4,035,000
Region II - Cagayan Valley	6,668,000		6,668,000

Regional Office II - Proper	6,668,000		6,668,000
Region III - Central Luzon	6,645,000		6,645,000

Regional Office III - Proper	6,645,000		6,645,000
Region IVA - CALABARZON	5,630,000		5,630,000

Regional Office IVA - Proper	5,630,000		5,630,000
Region IVB - MIMAROPA	5,094,000		5,094,000

Regional Office IVB - Proper	5,094,000		5,094,000
Region V - Bicol	6,679,000		6,679,000

Regional Office V - Proper	6,679,000		6,679,000
Region VI - Western Visayas	6,063,000		6,063,000

Regional Office VI - Proper	6,063,000		6,063,000
Region VII - Central Visayas	6,289,000		6,289,000

Regional Office VII - Proper	6,289,000		6,289,000
Region VIII - Eastern Visayas	7,007,000		7,007,000

Regional Office VIII - Proper	7,007,000		7,007,000
Region IX - Zamboanga Peninsula	5,011,000		5,011,000

Regional Office IX - Proper	5,011,000		5,011,000
Region X - Northern Mindanao	6,911,000		6,911,000

Regional Office X - Proper	6,911,000		6,911,000
Region XI - Davao	6,442,000		6,442,000

Regional Office XI - Proper	6,442,000		6,442,000

JANUARY 5, 2026	OFFICIAL GAZETTE	955
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region XII - SOCCSKSARGEN	6,850,000			6,850,000

Regional Office XII - Proper	6,850,000			6,850,000
Region XIII - Caraga	6,903,000			6,903,000

Regional Office XIII - Proper	6,903,000			6,903,000
FOREST AND WATERSHED MANAGEMENT SUB-PROGRAM	1,853,490,000	674,526,000	783,579,000	3,311,595,000

Forest Development, Rehabilitation, Maintenance and Protection	1,853,490,000	271,496,000	293,504,000	2,418,490,000

National Capital Region (NCR)	18,697,000	30,960,000	9,909,000	59,566,000

Central Office		2,344,000	8,909,000	11,253,000
Forest Management Bureau (FMB)		26,500,000	1,000,000	27,500,000
NCR - Proper	18,697,000	2,116,000		20,813,000
Region I - Ilocos	80,941,000	10,411,000	9,878,000	101,230,000

Regional Office I - Proper	7,962,000	2,856,000		10,818,000
PENRO Ilocos Norte	19,359,000	2,588,000	6,975,000	28,922,000
PENRO Ilocos Sur	19,844,000	1,748,000	735,000	22,327,000
PENRO La Union	7,148,000	948,000		8,096,000
PENRO Pangasinan	26,628,000	2,271,000	2,168,000	31,067,000
Cordillera Administrative Region (CAR)	160,009,000	17,651,000	16,366,000	194,026,000

Regional Office CAR - Proper	20,760,000	3,865,000		24,625,000
PENRO Abra	19,054,000	3,337,000	5,659,000	28,050,000
PENRO Apayao	27,234,000	2,767,000	4,380,000	34,381,000
PENRO Benguet	24,447,000	1,732,000	1,627,000	27,806,000
PENRO Ifugao	21,002,000	1,931,000	453,000	23,386,000
PENRO Kalinga	27,565,000	1,947,000	1,531,000	31,043,000
PENRO Mt. Province	19,947,000	2,072,000	2,716,000	24,735,000
Region II - Cagayan Valley	168,287,000	14,736,000	11,380,000	194,403,000

Regional Office II - Proper	12,551,000	3,208,000	336,000	16,095,000
PENRO Batanes	7,325,000	558,000		7,883,000
PENRO Cagayan	52,962,000	3,929,000	5,771,000	62,662,000

956	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PENRO Isabela	56,258,000	3,367,000	2,460,000	62,085,000
PENRO Nueva Vizcaya	21,197,000	2,247,000	1,449,000	24,893,000
PENRO Quirino	17,994,000	1,427,000	1,364,000	20,785,000
Region III - Central Luzon	110,187,000	19,362,000	20,669,000	150,218,000

Regional Office III - Proper	635,000	4,101,000		4,736,000
PENRO Aurora	17,959,000	1,148,000		19,107,000
PENRO Bataan	13,710,000	1,148,000		14,858,000
PENRO Bulacan	16,422,000	2,057,000	1,793,000	20,272,000
PENRO Nueva Ecija	16,520,000	2,820,000	5,448,000	24,788,000
PENRO Pampanga	9,880,000	2,147,000	4,244,000	16,271,000
PENRO Tarlac	16,554,000	3,781,000	4,668,000	25,003,000
PENRO Zambales	18,507,000	2,160,000	4,516,000	25,183,000
Region IVA - CALABARZON	98,468,000	11,116,000	4,809,000	114,393,000

Regional Office IVA - Proper	12,263,000	3,511,000		15,774,000
PENRO Batangas	13,698,000	1,128,000		14,826,000
PENRO Cavite	13,384,000	928,000		14,312,000
PENRO Laguna	10,782,000	1,237,000	210,000	12,229,000
PENRO Quezon	39,527,000	2,441,000	2,099,000	44,067,000
PENRO Rizal	8,814,000	1,871,000	2,500,000	13,185,000
Region IVB - MIMAROPA	158,499,000	19,230,000	32,920,000	210,649,000

Regional Office IVB - Proper	11,941,000	3,659,000		15,600,000
PENRO Marinduque	10,351,000	1,257,000	725,000	12,333,000
PENRO Occidental Mindoro	25,197,000	2,884,000	6,743,000	34,824,000
PENRO Oriental Mindoro	31,899,000	3,475,000	6,291,000	41,665,000
PENRO Palawan	66,347,000	6,731,000	18,813,000	91,891,000
PENRO Romblon	12,764,000	1,224,000	348,000	14,336,000
Region V - Bicol	79,952,000	18,556,000	23,379,000	121,887,000

Regional Office V - Proper	14,505,000	5,875,000		20,380,000
PENRO Albay	12,594,000	1,237,000	336,000	14,167,000

JANUARY 5, 2026	OFFICIAL GAZETTE	957
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Camarines Norte	9,627,000	2,278,000	4,730,000	16,635,000
PENRO Camarines Sur	18,665,000	3,549,000	9,980,000	32,194,000
PENRO Catanduanes	5,817,000	1,228,000	1,099,000	8,144,000
PENRO Masbate	11,305,000	2,819,000	5,437,000	19,561,000
PENRO Sorsogon	7,439,000	1,570,000	1,797,000	10,806,000
Region VI - Western Visayas	103,264,000	17,188,000	22,505,000	142,957,000

Regional Office VI - Proper	19,512,000	3,542,000		23,054,000
PENRO Aklan	18,901,000	3,623,000	5,508,000	28,032,000
PENRO Antique	17,806,000	2,840,000	5,860,000	26,506,000
PENRO Capiz	9,634,000	3,680,000	8,282,000	21,596,000
PENRO Guimaras	10,206,000	1,224,000		11,430,000
PENRO Iloilo	27,205,000	2,279,000	2,855,000	32,339,000
Negros Island Region (NIR)	53,705,000	7,932,000	4,907,000	66,544,000

Regional Office NIR - Proper		1,597,000		1,597,000
PENRO Negros Occidental	22,763,000	2,650,000	4,158,000	29,571,000
PENRO Negros Oriental	23,215,000	2,769,000	749,000	26,733,000
PENRO Siquijor	7,727,000	916,000		8,643,000
Region VII - Central Visayas	54,664,000	6,924,000	5,147,000	66,735,000

Regional Office VII - Proper	6,129,000	2,100,000		8,229,000
PENRO Bohol	24,979,000	3,092,000	4,737,000	32,808,000
PENRO Cebu	23,556,000	1,732,000	410,000	25,698,000
Region VIII - Eastern Visayas	126,132,000	23,091,000	44,016,000	193,239,000

Regional Office VIII - Proper	22,745,000	4,695,000		27,440,000
PENRO Biliran	5,265,000	1,580,000	3,015,000	9,860,000
PENRO Eastern Samar	16,223,000	2,857,000	6,204,000	25,284,000
PENRO Leyte	25,367,000	3,040,000	5,855,000	34,262,000
PENRO Northern Samar	18,408,000	6,080,000	21,859,000	46,347,000
PENRO Southern Leyte	18,642,000	2,761,000	4,248,000	25,651,000
PENRO Western Samar	19,482,000	2,078,000	2,835,000	24,395,000

958	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region IX - Zamboanga Peninsula	122,533,000	11,220,000	11,854,000	145,607,000

Regional Office IX - Proper	19,476,000	3,608,000		23,084,000
PENRO Zamboanga del Norte	37,876,000	3,227,000	5,590,000	46,693,000
PENRO Zamboanga del Sur	19,866,000	2,116,000	3,620,000	25,602,000
PENRO Zamboanga Sibugay	45,315,000	2,269,000	2,644,000	50,228,000
Region X - Northern Mindanao	114,645,000	10,990,000	5,388,000	131,023,000

Regional Office X - Proper	13,107,000	3,228,000		16,335,000
PENRO Bukidnon	36,060,000	3,177,000	4,578,000	43,815,000
PENRO Camiguin	7,996,000	610,000		8,606,000
PENRO Lanao del Norte	20,725,000	1,116,000		21,841,000
PENRO Misamis Occidental	16,849,000	1,128,000		17,977,000
PENRO Misamis Oriental	19,908,000	1,731,000	810,000	22,449,000
Region XI - Davao	123,576,000	17,353,000	19,445,000	160,374,000

Regional Office XI - Proper	10,996,000	3,451,000		14,447,000
PENRO Davao de Oro	17,953,000	3,146,000	5,831,000	26,930,000
PENRO Davao del Norte	23,638,000	2,783,000	4,692,000	31,113,000
PENRO Davao del Sur	27,026,000	3,361,000	6,143,000	36,530,000
PENRO Davao Occidental	3,024,000	2,157,000	828,000	6,009,000
PENRO Davao Oriental	40,939,000	2,455,000	1,951,000	45,345,000
Region XII - SOCCSKSARGEN	94,111,000	13,755,000	14,948,000	122,814,000

Regional Office XII - Proper	18,092,000	4,009,000		22,101,000
PENRO North Cotabato	25,174,000	1,745,000	1,700,000	28,619,000
PENRO Sarangani	13,370,000	2,105,000	3,393,000	18,868,000
PENRO South Cotabato	17,293,000	2,799,000	5,013,000	25,105,000
PENRO Sultan Kudarat	20,182,000	3,097,000	4,842,000	28,121,000
Region XIII - Caraga	185,820,000	21,021,000	35,984,000	242,825,000

Regional Office XIII - Proper	17,200,000	4,216,000		21,416,000
PENRO Agusan del Norte	43,387,000	4,384,000	12,303,000	60,074,000
PENRO Agusan del Sur	28,292,000	7,340,000	20,601,000	56,233,000

JANUARY 5, 2026	OFFICIAL GAZETTE	959
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Dinagat Islands	15,611,000	588,000		16,199,000
PENRO Surigao del Norte	23,789,000	896,000		24,685,000
PENRO Surigao del Sur	57,541,000	3,597,000	3,080,000	64,218,000
Soil Conservation, Access to Water and Watershed Management Including River Basin Management and Development		403,030,000	490,075,000	893,105,000

National Capital Region (NCR)		298,295,000	261,122,000	559,417,000

Central Office		292,018,000	261,022,000	553,040,000
Forest Management Bureau (FMB)		3,287,000		3,287,000
NCR - Proper		2,990,000	100,000	3,090,000
Region I - Ilocos		5,180,000	4,495,000	9,675,000

Regional Office I - Proper		4,152,000	100,000	4,252,000
PENRO Ilocos Norte		213,000		213,000
PENRO Ilocos Sur		367,000	2,930,000	3,297,000
PENRO La Union		223,000	1,465,000	1,688,000
PENRO Pangasinan		225,000		225,000
Cordillera Administrative Region (CAR)		6,823,000	13,433,000	20,256,000

Regional Office CAR - Proper		6,587,000	100,000	6,687,000
PENRO Abra			1,612,000	1,612,000
PENRO Apayao			2,491,000	2,491,000
PENRO Benguet			1,758,000	1,758,000
PENRO Ifugao			2,198,000	2,198,000
PENRO Kalinga		150,000	3,516,000	3,666,000
PENRO Mt. Province		86,000	1,758,000	1,844,000
Region II - Cagayan Valley		5,223,000	1,932,000	7,155,000

Regional Office II - Proper		5,223,000	1,932,000	7,155,000
Region III - Central Luzon		6,754,000	20,244,000	26,998,000

Regional Office III - Proper		6,754,000	100,000	6,854,000
PENRO Aurora			2,197,000	2,197,000
PENRO Bataan			2,198,000	2,198,000
PENRO Nueva Ecija			10,988,000	10,988,000

960	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PENRO Tarlac		2,564,000	2,564,000
PENRO Zambales		2,197,000	2,197,000
Region IVA - CALABARZON	6,090,000	100,000	6,190,000

Regional Office IVA - Proper	5,030,000	100,000	5,130,000
PENRO Cavite	860,000		860,000
PENRO Laguna	100,000		100,000
PENRO Rizal	100,000		100,000
Region IVB - MIMAROPA	7,311,000	19,513,000	26,824,000

Regional Office IVB - Proper	2,433,000	100,000	2,533,000
PENRO Marinduque	579,000		579,000
PENRO Occidental Mindoro	737,000	6,593,000	7,330,000
PENRO Oriental Mindoro	1,871,000	7,325,000	9,196,000
PENRO Palawan	1,168,000	3,663,000	4,831,000
PENRO Romblon	523,000	1,832,000	2,355,000
Region V - Bicol	6,044,000	6,840,000	12,884,000

Regional Office V - Proper	5,055,000	100,000	5,155,000
PENRO Camarines Norte	295,000	2,198,000	2,493,000
PENRO Camarines Sur	250,000	1,612,000	1,862,000
PENRO Catanduanes	222,000	1,465,000	1,687,000
PENRO Masbate	222,000	1,465,000	1,687,000
Region VI - Western Visayas	10,331,000	54,013,000	64,344,000

Regional Office VI - Proper	10,331,000	54,013,000	64,344,000
Negros Island Region (NIR)		2,930,000	2,930,000

PENRO Negros Oriental		2,930,000	2,930,000
Region VII - Central Visayas	5,692,000	6,694,000	12,386,000

Regional Office VII - Proper	5,692,000	100,000	5,792,000
PENRO Bohol		2,198,000	2,198,000
PENRO Cebu		4,396,000	4,396,000
Region VIII - Eastern Visayas	8,683,000	36,725,000	45,408,000

Regional Office VIII - Proper	6,484,000	14,750,000	21,234,000

JANUARY 5, 2026	OFFICIAL GAZETTE	961
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Leyte	733,000	7,325,000	8,058,000
PENRO Northern Samar	733,000	7,325,000	8,058,000
PENRO Southern Leyte	733,000	7,325,000	8,058,000
Region IX - Zamboanga Peninsula	7,545,000	14,750,000	22,295,000

Regional Office IX - Proper	7,345,000	14,750,000	22,095,000
PENRO Zamboanga del Sur	200,000		200,000
Region X - Northern Mindanao	7,705,000	14,750,000	22,455,000

Regional Office X - Proper	7,705,000	100,000	7,805,000
PENRO Bukidnon		3,663,000	3,663,000
PENRO Misamis Occidental		7,325,000	7,325,000
PENRO Misamis Oriental		3,662,000	3,662,000
Region XI - Davao	8,259,000	11,090,000	19,349,000

Regional Office XI - Proper	5,389,000	100,000	5,489,000
PENRO Davao de Oro	450,000	2,198,000	2,648,000
PENRO Davao del Norte	300,000	2,198,000	2,498,000
PENRO Davao del Sur	630,000	2,198,000	2,828,000
PENRO Davao Occidental	200,000	2,198,000	2,398,000
PENRO Davao Oriental	1,290,000	2,198,000	3,488,000
Region XII - SOCCSKSARGEN	4,887,000	1,565,000	6,452,000

Regional Office XII - Proper	4,740,000	100,000	4,840,000
PENRO North Cotabato	147,000	1,465,000	1,612,000
Region XIII - Caraga	8,208,000	19,879,000	28,087,000

Regional Office XIII - Proper	6,718,000	19,879,000	26,597,000
PENRO Agusan del Norte	430,000		430,000
PENRO Surigao del Norte	200,000		200,000
PENRO Surigao del Sur	860,000		860,000
ENVIRONMENT AND NATURAL RESOURCES RESILIENCY PROGRAM	67,551,000		67,551,000

Natural Resources Assessment	67,551,000		67,551,000

National Capital Region (NCR)	19,661,000		19,661,000

962	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Central Office	9,487,000	9,487,000
Ecosystems Research and Development Bureau (ERDB)	4,516,000	4,516,000
Forest Management Bureau (FMB)	3,490,000	3,490,000
NCR - Proper	2,168,000	2,168,000
Region I - Ilocos	3,100,000	3,100,000

Regional Office I - Proper	940,000	940,000
PENRO Ilocos Norte	1,080,000	1,080,000
PENRO Pangasinan	1,080,000	1,080,000
Cordillera Administrative Region (CAR)	2,232,000	2,232,000

Regional Office CAR - Proper	2,232,000	2,232,000
Region II - Cagayan Valley	1,500,000	1,500,000

Regional Office II - Proper	1,500,000	1,500,000
Region III - Central Luzon	1,100,000	1,100,000

Regional Office III - Proper	1,100,000	1,100,000
Region IVA - CALABARZON	2,100,000	2,100,000

Regional Office IVA - Proper	650,000	650,000
PENRO Cavite	1,000,000	1,000,000
PENRO Quezon	450,000	450,000
Region IVB - MIMAROPA	1,500,000	1,500,000

Regional Office IVB - Proper	1,500,000	1,500,000
Region V - Bicol	3,556,000	3,556,000

Regional Office V - Proper	760,000	760,000
PENRO Masbate	2,796,000	2,796,000
Region VI - Western Visayas	6,124,000	6,124,000

Regional Office VI - Proper	6,124,000	6,124,000
Region VII - Central Visayas	1,432,000	1,432,000

Regional Office VII - Proper	363,000	363,000
PENRO Bohol	839,000	839,000
PENRO Cebu	230,000	230,000

JANUARY 5, 2026	OFFICIAL GAZETTE	963
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region VIII - Eastern Visayas		3,630,000		3,630,000

Regional Office VIII - Proper		3,630,000		3,630,000
Region IX - Zamboanga Peninsula		4,904,000		4,904,000

Regional Office IX - Proper		640,000		640,000
PENRO Zamboanga del Norte		2,132,000		2,132,000
PENRO Zamboanga del Sur		932,000		932,000
PENRO Zamboanga Sibugay		1,200,000		1,200,000
Region X - Northern Mindanao		2,764,000		2,764,000

Regional Office X - Proper		900,000		900,000
PENRO Camiguin		932,000		932,000
PENRO Misamis Occidental		932,000		932,000
Region XI - Davao		4,500,000		4,500,000

Regional Office XI - Proper		900,000		900,000
PENRO Davao del Sur		1,200,000		1,200,000
PENRO Davao Occidental		1,200,000		1,200,000
PENRO Davao Oriental		1,200,000		1,200,000
Region XII - SOCCSKSARGEN		2,952,000		2,952,000

Regional Office XII - Proper		820,000		820,000
PENRO South Cotabato		932,000		932,000
PENRO Sultan Kudarat		1,200,000		1,200,000
Region XIII - Caraga		6,496,000		6,496,000

Regional Office XIII - Proper		2,500,000		2,500,000
PENRO Agusan del Norte		2,132,000		2,132,000
PENRO Surigao del Norte		932,000		932,000
PENRO Surigao del Sur		932,000		932,000

Sub-total, Operations	5,026,261,000	4,288,897,000	994,567,000	10,309,725,000

Total, Regular Programs	8,649,203,000	7,606,494,000	1,692,560,000	17,948,257,000

PROJECT(S)
Locally-Funded Project(s)

964	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Development, Updating and Implementation of the Operational Plan for the Manila Bay Coastal Management Strategy Pursuant to SC Decision under GR No. 171947-48				696,894,000		542,397,000		1,239,291,000

National Capital Region (NCR)				437,587,000		498,132,000		935,719,000

Central Office				109,469,000		492,632,000		602,101,000
NCR - Proper				328,118,000		5,500,000		333,618,000
Region III - Central Luzon				148,579,000		23,295,000		171,874,000

Regional Office III - Proper				148,579,000		23,295,000		171,874,000
Region IVA - CALABARZON				110,728,000		20,970,000		131,698,000

Regional Office IVA - Proper				110,728,000		20,970,000		131,698,000
Pasig River Rehabilitation		16,989,000		86,468,000				103,457,000

National Capital Region (NCR)		16,989,000		86,468,000				103,457,000

NCR - Proper		16,989,000		86,468,000				103,457,000

Sub-total, Locally Funded Project(s)		16,989,000		783,362,000		542,397,000		1,342,748,000

Total, Project(s)		16,989,000		783,362,000		542,397,000		1,342,748,000

TOTAL NEW APPROPRIATIONS	₱	8,666,192,000	₱	8,389,856,000	₱	2,234,957,000	₱	19,291,005,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	6,231,107

Total Permanent Positions	6,231,107

Other Compensation Common to All
Personnel Economic Relief Allowance	363,528
Representation Allowance	45,840
Transportation Allowance	39,546
Clothing and Uniform Allowance	106,029
Mid-Year Bonus - Civilian	519,263
Year End Bonus	519,263
Cash Gift	75,735
Productivity Enhancement Incentive	75,735

JANUARY 5, 2026	OFFICIAL GAZETTE	965

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Step Increment	15,553

Total Other Compensation Common to All	1,760,492

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	13,555
Allowance of Attorney’s de Officio	41,130

Total Other Compensation for Specific Groups	54,685

Other Benefits
PAG-IBIG Contributions	36,312
PhilHealth Contributions	152,825
Employees Compensation Insurance Premiums	18,140
Loyalty Award - Civilian	22,710
Terminal Leave	264,605

Total Other Benefits	494,592

Non-Permanent Positions	125,316

Total Personnel Services	8,666,192

Maintenance and Other Operating Expenses
Travelling Expenses	1,190,943
Training and Scholarship Expenses	499,389
Supplies and Materials Expenses	1,140,435
Utility Expenses	387,421
Communication Expenses	214,935
Awards/Rewards and Prizes	9,697
Survey, Research, Exploration and Development Expenses	79,933
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	13,950
Extraordinary and Miscellaneous Expenses	8,212
Professional Services	2,045,303
General Services	1,056,225
Repairs and Maintenance	598,226
Financial Assistance/Subsidy	19,200
Taxes, Insurance Premiums and Other Fees	145,325
Labor and Wages	143,237
Other Maintenance and Operating Expenses
Advertising Expenses	16,272
Printing and Publication Expenses	38,081
Representation Expenses	304,903
Transportation and Delivery Expenses	5,287
Rent/Lease Expenses	108,478
Membership Dues and Contributions to Organizations	1,127
Subscription Expenses	95,176
Donations	15
Other Maintenance and Operating Expenses	268,086

Total Maintenance and Other Operating Expenses	8,389,856

Total Current Operating Expenditures	17,056,048

966	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	467,623
Infrastructure Outlay	737,126
Buildings and Other Structures	577,787
Machinery and Equipment Outlay	239,536
Transportation Equipment Outlay	204,885
Furniture, Fixtures and Books Outlay	8,000

Total Capital Outlays	2,234,957

TOTAL NEW APPROPRIATIONS	19,291,005

B. ENVIRONMENTAL MANAGEMENT BUREAU

For general administration and support, support to operations, and operations, as indicated hereunder	₱	3,464,856,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	323,390,000	₱	136,036,000	₱	187,202,000	₱	646,628,000
Support to Operations		87,653,000		356,378,000		9,560,000		453,591,000
Operations		822,254,000		982,271,000		560,112,000		2,364,637,000

ENVIRONMENTAL ASSESSMENT AND PROTECTION PROGRAM		294,056,000		139,586,000		138,097,000		571,739,000
ENVIRONMENTAL REGULATIONS AND POLLUTION CONTROL PROGRAM		528,198,000		842,685,000		422,015,000		1,792,898,000

TOTAL NEW APPROPRIATIONS	₱	1,233,297,000	₱	1,474,685,000	₱	756,874,000	₱	3,464,856,000

Special Provision(s)

1. Air Quality Management Fund. In addition to the amounts appropriated herein, Thirty Five Million Pesos (P35,000,000) shall be used to finance air quality rehabilitation, research, enforcement, monitoring, and technical assistance activities sourced from the fines imposed and damages awarded to the Republic of the Philippines by the Pollution Adjudication Board (PAB), proceeds of licenses and permits issued, emission fees, donations, endowments, and contributions, constituted into the Air Quality Management Fund in accordance with Section 14 of R.A. No. 8749.

Implementation of this provision shall be subject to judicious fiscal programming by the National Government.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. National Water Quality Management Fund. In addition to the amounts appropriated herein, Five Million Pesos (P5,000,000) shall be used for: (i) finance containment and clean-up operations of the government in water pollution cases; (ii) guarantee restoration of ecosystems and rehabilitation of affected areas; (iii) support research, enforcement, and monitoring activities; (iv) provide technical assistance to the implementing agencies; (v) grant rewards and incentives; (vi) support

JANUARY 5, 2026	OFFICIAL GAZETTE	967

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

information and educational campaign; and (vii) such other disbursements made solely for the prevention, control or abatement of water pollution and management, and administration of the management areas, sourced from the collections of fines imposed and damages awarded to the government by the PAB, proceeds of permits issued by the Department, donations, endowments, and grants in the form of contributions to the National Government under R.A. No. 9275, in accordance with Section 9 of the same Act.

Implementation of this provision shall be subject to judicious fiscal programming by the National Government.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

3. Area Water Quality Management Fund. In addition to the amounts appropriated herein, Eleven Million Four Hundred Fifty Thousand Pesos (₱11,450,000) shall be used for: (i) grant of rewards and incentives for entities whose effluent discharges are better than the water quality criteria of the target classification of the receiving body of water; (ii) loans for acquisitions and repairs of facilities to reduce quantity and improve quality of wastewater discharges; and (iii) regular maintenance of the water bodies within the management area, sourced from the fines incurred by the establishments located in rural areas, fees collected under the wastewater charge system established under Section 13 of R.A. No. 9275, donations, endowments, and grants for water quality management of the area, in accordance with Section 10 of the same Act.

Implementation of this provision shall be subject to judicious fiscal programming by the National Government.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

4. Reporting and Posting Requirements. The EMB shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) EMB’s website.

The EMB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	250,302,000	₱	136,036,000	₱	187,202,000	₱	573,540,000

National Capital Region (NCR)		59,239,000		54,109,000		3,885,000		117,233,000

Central Office		43,020,000		48,259,000				91,279,000
Regional Office - NCR		16,219,000		5,850,000		3,885,000		25,954,000
Region I - Ilocos		11,572,000		3,350,000		3,700,000		18,622,000

Regional Office - I		11,572,000		3,350,000		3,700,000		18,622,000
Cordillera Administrative Region (CAR)		10,130,000		3,100,000		3,000,000		16,230,000

Regional Office - CAR		10,130,000		3,100,000		3,000,000		16,230,000

968	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region II - Cagayan Valley	12,662,000	3,100,000	3,700,000	19,462,000

Regional Office - II	12,662,000	3,100,000	3,700,000	19,462,000
Region III - Central Luzon	15,271,000	3,700,000		18,971,000

Regional Office - III	15,271,000	3,700,000		18,971,000
Region IVA - CALABARZON	15,100,000	14,408,000	3,700,000	33,208,000

Regional Office - IVA	15,100,000	14,408,000	3,700,000	33,208,000
Region IVB - MIMAROPA	10,060,000	14,146,000	3,700,000	27,906,000

Regional Office - IVB	10,060,000	14,146,000	3,700,000	27,906,000
Region V - Bicol	12,618,000	5,650,000		18,268,000

Regional Office - V	12,618,000	5,650,000		18,268,000
Region VI - Western Visayas	12,322,000	3,300,000	2,400,000	18,022,000

Regional Office - VI	12,322,000	3,300,000	2,400,000	18,022,000
Region VII - Central Visayas	10,886,000	4,650,000	24,000,000	39,536,000

Regional Office - VII	10,886,000	4,650,000	24,000,000	39,536,000
Region VIII - Eastern Visayas	7,015,000	3,100,000	4,800,000	14,915,000

Regional Office - VIII	7,015,000	3,100,000	4,800,000	14,915,000
Region IX - Zamboanga Peninsula	11,725,000	8,773,000	11,732,000	32,230,000

Regional Office - IX	11,725,000	8,773,000	11,732,000	32,230,000
Region X - Northern Mindanao	16,951,000	3,200,000	50,000,000	70,151,000

Regional Office - X	16,951,000	3,200,000	50,000,000	70,151,000
Region XI - Davao	16,331,000	3,300,000	72,400,000	92,031,000

Regional Office - XI	16,331,000	3,300,000	72,400,000	92,031,000
Region XII - SOCCSKSARGEN	11,999,000	4,450,000	185,000	16,634,000

Regional Office - XII	11,999,000	4,450,000	185,000	16,634,000
Region XIII - Caraga	16,421,000	3,700,000		20,121,000

Regional Office - XIII	16,421,000	3,700,000		20,121,000
Human Resource Development	24,709,000			24,709,000

National Capital Region (NCR)	2,356,000			2,356,000

Central Office	1,964,000			1,964,000

JANUARY 5, 2026	OFFICIAL GAZETTE	969

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Regional Office - NCR	392,000	392,000
Region I - Ilocos	1,224,000	1,224,000

Regional Office - I	1,224,000	1,224,000
Cordillera Administrative Region (CAR)	1,410,000	1,410,000

Regional Office - CAR	1,410,000	1,410,000
Region II - Cagayan Valley	1,858,000	1,858,000

Regional Office - II	1,858,000	1,858,000
Region III - Central Luzon	822,000	822,000

Regional Office - III	822,000	822,000
Region IVA - CALABARZON	1,867,000	1,867,000

Regional Office - IVA	1,867,000	1,867,000
Region IVB - MIMAROPA	816,000	816,000

Regional Office - IVB	816,000	816,000
Region V - Bicol	1,888,000	1,888,000

Regional Office - V	1,888,000	1,888,000
Region VI - Western Visayas	2,247,000	2,247,000

Regional Office - VI	2,247,000	2,247,000
Region VII - Central Visayas	2,277,000	2,277,000

Regional Office - VII	2,277,000	2,277,000
Region VIII - Eastern Visayas	1,866,000	1,866,000

Regional Office - VIII	1,866,000	1,866,000
Region IX - Zamboanga Peninsula	1,053,000	1,053,000

Regional Office - IX	1,053,000	1,053,000
Region X - Northern Mindanao	1,859,000	1,859,000

Regional Office - X	1,859,000	1,859,000
Region XI - Davao	1,858,000	1,858,000

Regional Office - XI	1,858,000	1,858,000
Region XII - SOCCSKSARGEN	648,000	648,000

Regional Office - XII	648,000	648,000

970	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region XIII - Caraga	660,000			660,000

Regional Office - XIII	660,000			660,000
Administration of Personnel Benefits	48,379,000			48,379,000

National Capital Region (NCR)	11,167,000			11,167,000

Central Office	7,104,000			7,104,000
Regional Office - NCR	4,063,000			4,063,000
Region I - Ilocos	3,004,000			3,004,000

Regional Office - I	3,004,000			3,004,000
Region III - Central Luzon	6,852,000			6,852,000

Regional Office - III	6,852,000			6,852,000
Region IVA - CALABARZON	6,963,000			6,963,000

Regional Office - IVA	6,963,000			6,963,000
Region IVB - MIMAROPA	307,000			307,000

Regional Office - IVB	307,000			307,000
Region V - Bicol	3,534,000			3,534,000

Regional Office - V	3,534,000			3,534,000
Region VI - Western Visayas	1,410,000			1,410,000

Regional Office - VI	1,410,000			1,410,000
Region IX - Zamboanga Peninsula	2,752,000			2,752,000

Regional Office - IX	2,752,000			2,752,000
Region X - Northern Mindanao	6,949,000			6,949,000

Regional Office - X	6,949,000			6,949,000
Region XI - Davao	2,797,000			2,797,000

Regional Office - XI	2,797,000			2,797,000
Region XII - SOCCSKSARGEN	2,644,000			2,644,000

Regional Office - XII	2,644,000			2,644,000

Sub-total, General Administration and Support	323,390,000	136,036,000	187,202,000	646,628,000

Support to Operations
Planning, Policy Formulation, Management Information System, and Support to Climate Change	42,644,000	342,340,000	9,560,000	394,544,000

JANUARY 5, 2026	OFFICIAL GAZETTE	971

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

National Capital Region (NCR)	13,055,000	103,594,000	2,360,000	119,009,000

Central Office	12,407,000	83,672,000	1,860,000	97,939,000
Regional Office - NCR	648,000	19,922,000	500,000	21,070,000
Region I - Ilocos	2,640,000	17,083,000	400,000	20,123,000

Regional Office - I	2,640,000	17,083,000	400,000	20,123,000
Cordillera Administrative Region (CAR)	1,148,000	15,224,000	500,000	16,872,000

Regional Office - CAR	1,148,000	15,224,000	500,000	16,872,000
Region II - Cagayan Valley	1,148,000	14,604,000	500,000	16,252,000

Regional Office - II	1,148,000	14,604,000	500,000	16,252,000
Region III - Central Luzon	2,788,000	16,531,000	500,000	19,819,000

Regional Office - III	2,788,000	16,531,000	500,000	19,819,000
Region IVA - CALABARZON	1,988,000	21,233,000	500,000	23,721,000

Regional Office - IVA	1,988,000	21,233,000	500,000	23,721,000
Region IVB - MIMAROPA	1,982,000	15,994,000	400,000	18,376,000

Regional Office - IVB	1,982,000	15,994,000	400,000	18,376,000
Region V - Bicol	2,008,000	13,735,000	500,000	16,243,000

Regional Office - V	2,008,000	13,735,000	500,000	16,243,000
Region VI - Western Visayas	1,810,000	15,428,000	500,000	17,738,000

Regional Office - VI	1,810,000	15,428,000	500,000	17,738,000
Region VII - Central Visayas	1,465,000	15,109,000	500,000	17,074,000

Regional Office - VII	1,465,000	15,109,000	500,000	17,074,000
Region VIII - Eastern Visayas	2,806,000	14,860,000	400,000	18,066,000

Regional Office - VIII	2,806,000	14,860,000	400,000	18,066,000
Region IX - Zamboanga Peninsula	1,969,000	15,328,000	500,000	17,797,000

Regional Office - IX	1,969,000	15,328,000	500,000	17,797,000
Region X - Northern Mindanao	1,980,000	16,632,000	500,000	19,112,000

Regional Office - X	1,980,000	16,632,000	500,000	19,112,000
Region XI - Davao	1,964,000	14,744,000	500,000	17,208,000

Regional Office - XI	1,964,000	14,744,000	500,000	17,208,000

972	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region XII - SOCCSKSARGEN	1,899,000	16,232,000	500,000	18,631,000

Regional Office - XII	1,899,000	16,232,000	500,000	18,631,000
Region XIII - Caraga	1,994,000	16,009,000	500,000	18,503,000

Regional Office - XIII	1,994,000	16,009,000	500,000	18,503,000
Legal Services and Provision of Secretariat Services to the Pollution Adjudication Board	45,009,000	14,038,000		59,047,000

National Capital Region (NCR)	10,953,000	9,099,000		20,052,000

Central Office	9,815,000	8,808,000		18,623,000
Regional Office - NCR	1,138,000	291,000		1,429,000
Region I - Ilocos	2,610,000	426,000		3,036,000

Regional Office - I	2,610,000	426,000		3,036,000
Cordillera Administrative Region (CAR)	1,108,000	320,000		1,428,000

Regional Office - CAR	1,108,000	320,000		1,428,000
Region II - Cagayan Valley	1,775,000	295,000		2,070,000

Regional Office - II	1,775,000	295,000		2,070,000
Region III - Central Luzon	2,581,000	295,000		2,876,000

Regional Office - III	2,581,000	295,000		2,876,000
Region IVA - CALABARZON	2,587,000	321,000		2,908,000

Regional Office - IVA	2,587,000	321,000		2,908,000
Region IVB - MIMAROPA	1,941,000	307,000		2,248,000

Regional Office - IVB	1,941,000	307,000		2,248,000
Region V - Bicol	2,616,000	433,000		3,049,000

Regional Office - V	2,616,000	433,000		3,049,000
Region VI - Western Visayas	2,587,000	301,000		2,888,000

Regional Office - VI	2,587,000	301,000		2,888,000
Region VII - Central Visayas	2,295,000	291,000		2,586,000

Regional Office - VII	2,295,000	291,000		2,586,000
Region VIII - Eastern Visayas	2,464,000	286,000		2,750,000

Regional Office - VIII	2,464,000	286,000		2,750,000

JANUARY 5, 2026	OFFICIAL GAZETTE	973

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region IX - Zamboanga Peninsula	1,743,000	305,000		2,048,000

Regional Office - IX	1,743,000	305,000		2,048,000
Region X - Northern Mindanao	2,818,000	365,000		3,183,000

Regional Office - X	2,818,000	365,000		3,183,000
Region XI - Davao	2,560,000	318,000		2,878,000

Regional Office - XI	2,560,000	318,000		2,878,000
Region XII - SOCCSKSARGEN	1,759,000	394,000		2,153,000

Regional Office - XII	1,759,000	394,000		2,153,000
Region XIII - Caraga	2,612,000	282,000		2,894,000

Regional Office - XIII	2,612,000	282,000		2,894,000

Sub-total, Support to Operations	87,653,000	356,378,000	9,560,000	453,591,000

Operations
ENVIRONMENTAL ASSESSMENT AND PROTECTION PROGRAM	294,056,000	139,586,000	138,097,000	571,739,000

Environmental Pollution Research	46,091,000	76,846,000	138,097,000	261,034,000

National Capital Region (NCR)	14,001,000	43,008,000	35,232,000	92,241,000

Central Office	12,519,000	40,942,000	33,197,000	86,658,000
Regional Office - NCR	1,482,000	2,066,000	2,035,000	5,583,000
Region I - Ilocos	2,162,000	2,851,000	19,276,000	24,289,000

Regional Office - I	2,162,000	2,851,000	19,276,000	24,289,000
Cordillera Administrative Region (CAR)	1,480,000	2,000,000	10,110,000	13,590,000

Regional Office - CAR	1,480,000	2,000,000	10,110,000	13,590,000
Region II - Cagayan Valley	1,479,000	2,000,000	3,656,000	7,135,000

Regional Office - II	1,479,000	2,000,000	3,656,000	7,135,000
Region III - Central Luzon	2,141,000	2,000,000	1,270,000	5,411,000

Regional Office - III	2,141,000	2,000,000	1,270,000	5,411,000
Region IVA - CALABARZON	2,138,000	1,900,000	911,000	4,949,000

Regional Office - IVA	2,138,000	1,900,000	911,000	4,949,000
Region IVB - MIMAROPA	1,465,000	2,041,000	3,114,000	6,620,000

Regional Office - IVB	1,465,000	2,041,000	3,114,000	6,620,000

974	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region V - Bicol	1,489,000	3,191,000	24,852,000	29,532,000

Regional Office - V	1,489,000	3,191,000	24,852,000	29,532,000
Region VI - Western Visayas	2,142,000	2,098,000	4,086,000	8,326,000

Regional Office - VI	2,142,000	2,098,000	4,086,000	8,326,000
Region VII - Central Visayas	2,958,000	2,158,000	5,618,000	10,734,000

Regional Office - VII	2,958,000	2,158,000	5,618,000	10,734,000
Region VIII - Eastern Visayas	1,489,000	2,469,000	625,000	4,583,000

Regional Office - VIII	1,489,000	2,469,000	625,000	4,583,000
Region IX - Zamboanga Peninsula	1,479,000	2,472,000	7,845,000	11,796,000

Regional Office - IX	1,479,000	2,472,000	7,845,000	11,796,000
Region X - Northern Mindanao	4,095,000	2,229,000	5,775,000	12,099,000

Regional Office - X	4,095,000	2,229,000	5,775,000	12,099,000
Region XI - Davao	2,762,000	2,186,000	2,396,000	7,344,000

Regional Office - XI	2,762,000	2,186,000	2,396,000	7,344,000
Region XII - SOCCSKSARGEN	3,331,000	2,120,000	10,721,000	16,172,000

Regional Office - XII	3,331,000	2,120,000	10,721,000	16,172,000
Region XIII - Caraga	1,480,000	2,123,000	2,610,000	6,213,000

Regional Office - XIII	1,480,000	2,123,000	2,610,000	6,213,000
Environmental Education and Partnership Building	38,998,000	22,545,000		61,543,000

National Capital Region (NCR)	18,108,000	10,802,000		28,910,000

Central Office	15,995,000	10,060,000		26,055,000
Regional Office - NCR	2,113,000	742,000		2,855,000
Region I - Ilocos	1,479,000	772,000		2,251,000

Regional Office - I	1,479,000	772,000		2,251,000
Cordillera Administrative Region (CAR)	1,161,000	744,000		1,905,000

Regional Office - CAR	1,161,000	744,000		1,905,000
Region II - Cagayan Valley	655,000	782,000		1,437,000

Regional Office - II	655,000	782,000		1,437,000
Region III - Central Luzon	2,650,000	713,000		3,363,000

Regional Office - III	2,650,000	713,000		3,363,000

JANUARY 5, 2026	OFFICIAL GAZETTE	975
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region IVA - CALABARZON	2,149,000	744,000	2,893,000

Regional Office - IVA	2,149,000	744,000	2,893,000
Region IVB - MIMAROPA	660,000	776,000	1,436,000

Regional Office - IVB	660,000	776,000	1,436,000
Region V - Bicol	1,499,000	743,000	2,242,000

Regional Office - V	1,499,000	743,000	2,242,000
Region VI - Western Visayas	1,465,000	834,000	2,299,000

Regional Office - VI	1,465,000	834,000	2,299,000
Region VII - Central Visayas	660,000	954,000	1,614,000

Regional Office - VII	660,000	954,000	1,614,000
Region VIII - Eastern Visayas	1,465,000	800,000	2,265,000

Regional Office - VIII	1,465,000	800,000	2,265,000
Region IX - Zamboanga Peninsula	648,000	751,000	1,399,000

Regional Office - IX	648,000	751,000	1,399,000
Region X - Northern Mindanao	1,317,000	794,000	2,111,000

Regional Office - X	1,317,000	794,000	2,111,000
Region XI - Davao	2,113,000	812,000	2,925,000

Regional Office - XI	2,113,000	812,000	2,925,000
Region XII - SOCCSKSARGEN	1,477,000	743,000	2,220,000

Regional Office - XII	1,477,000	743,000	2,220,000
Region XIII - Caraga	1,492,000	781,000	2,273,000

Regional Office - XIII	1,492,000	781,000	2,273,000
Environmental Impact Assessments	208,967,000	40,195,000	249,162,000

National Capital Region (NCR)	23,106,000	17,145,000	40,251,000

Central Office	13,853,000	14,325,000	28,178,000
Regional Office - NCR	9,253,000	2,820,000	12,073,000
Region I - Ilocos	11,300,000	1,150,000	12,450,000

Regional Office - I	11,300,000	1,150,000	12,450,000
Cordillera Administrative Region (CAR)	7,581,000	1,480,000	9,061,000

Regional Office - CAR	7,581,000	1,480,000	9,061,000

976	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region II - Cagayan Valley	14,431,000	1,200,000		15,631,000

Regional Office - II	14,431,000	1,200,000		15,631,000
Region III - Central Luzon	15,827,000	2,280,000		18,107,000

Regional Office - III	15,827,000	2,280,000		18,107,000
Region IVA - CALABARZON	19,328,000	2,590,000		21,918,000

Regional Office - IVA	19,328,000	2,590,000		21,918,000
Region IVB - MIMAROPA	11,474,000	1,540,000		13,014,000

Regional Office - IVB	11,474,000	1,540,000		13,014,000
Region V - Bicol	11,830,000	1,150,000		12,980,000

Regional Office - V	11,830,000	1,150,000		12,980,000
Region VI - Western Visayas	12,457,000	1,720,000		14,177,000

Regional Office - VI	12,457,000	1,720,000		14,177,000
Region VII - Central Visayas	11,461,000	1,860,000		13,321,000

Regional Office - VII	11,461,000	1,860,000		13,321,000
Region VIII - Eastern Visayas	8,257,000	1,130,000		9,387,000

Regional Office - VIII	8,257,000	1,130,000		9,387,000
Region IX - Zamboanga Peninsula	13,729,000	1,200,000		14,929,000

Regional Office - IX	13,729,000	1,200,000		14,929,000
Region X - Northern Mindanao	12,089,000	1,990,000		14,079,000

Regional Office - X	12,089,000	1,990,000		14,079,000
Region XI - Davao	18,326,000	1,500,000		19,826,000

Regional Office - XI	18,326,000	1,500,000		19,826,000
Region XII - SOCCSKSARGEN	9,532,000	1,130,000		10,662,000

Regional Office - XII	9,532,000	1,130,000		10,662,000
Region XIII - Caraga	8,239,000	1,130,000		9,369,000

Regional Office - XIII	8,239,000	1,130,000		9,369,000
ENVIRONMENTAL REGULATIONS AND POLLUTION CONTROL PROGRAM	528,198,000	842,685,000	422,015,000	1,792,898,000

Implementation of Clean Air Regulations	229,516,000	152,874,000	249,000,000	631,390,000

National Capital Region (NCR)	27,720,000	59,917,000	75,000,000	162,637,000

JANUARY 5, 2026	OFFICIAL GAZETTE	977
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Central Office	16,447,000	41,156,000		57,603,000
Regional Office - NCR	11,273,000	18,761,000	75,000,000	105,034,000
Region I - Ilocos	14,960,000	6,657,000	4,000,000	25,617,000

Regional Office - I	14,960,000	6,657,000	4,000,000	25,617,000
Cordillera Administrative Region (CAR)	10,109,000	6,505,000	4,000,000	20,614,000

Regional Office - CAR	10,109,000	6,505,000	4,000,000	20,614,000
Region II - Cagayan Valley	9,066,000	4,426,000	4,000,000	17,492,000

Regional Office - II	9,066,000	4,426,000	4,000,000	17,492,000
Region III - Central Luzon	21,448,000	9,793,000		31,241,000

Regional Office - III	21,448,000	9,793,000		31,241,000
Region IVA - CALABARZON	17,446,000	10,901,000	25,000,000	53,347,000

Regional Office - IVA	17,446,000	10,901,000	25,000,000	53,347,000
Region IVB - MIMAROPA	12,617,000	5,811,000		18,428,000

Regional Office - IVB	12,617,000	5,811,000		18,428,000
Region V - Bicol	13,683,000	6,599,000	54,000,000	74,282,000

Regional Office - V	13,683,000	6,599,000	54,000,000	74,282,000
Region VI - Western Visayas	20,150,000	5,351,000	25,000,000	50,501,000

Regional Office - VI	20,150,000	5,351,000	25,000,000	50,501,000
Region VII - Central Visayas	10,741,000	4,872,000	25,000,000	40,613,000

Regional Office - VII	10,741,000	4,872,000	25,000,000	40,613,000
Region VIII - Eastern Visayas	12,570,000	3,948,000		16,518,000

Regional Office - VIII	12,570,000	3,948,000		16,518,000
Region IX - Zamboanga Peninsula	9,433,000	5,838,000		15,271,000

Regional Office - IX	9,433,000	5,838,000		15,271,000
Region X - Northern Mindanao	16,706,000	4,838,000	29,000,000	50,544,000

Regional Office - X	16,706,000	4,838,000	29,000,000	50,544,000
Region XI - Davao	13,546,000	7,164,000		20,710,000

Regional Office - XI	13,546,000	7,164,000		20,710,000
Region XII - SOCCSKSARGEN	6,901,000	4,881,000		11,782,000

Regional Office - XII	6,901,000	4,881,000		11,782,000

978	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region XIII - Caraga	12,420,000	5,373,000	4,000,000	21,793,000

Regional Office - XIII	12,420,000	5,373,000	4,000,000	21,793,000
Implementation of Clean Water Regulations	144,380,000	330,254,000	113,015,000	587,649,000

National Capital Region (NCR)	22,066,000	86,549,000		108,615,000

Central Office	4,094,000	43,023,000		47,117,000
Regional Office - NCR	17,972,000	43,526,000		61,498,000
Region I - Ilocos	9,733,000	10,694,000	500,000	20,927,000

Regional Office - I	9,733,000	10,694,000	500,000	20,927,000
Cordillera Administrative Region (CAR)	7,291,000	8,698,000	500,000	16,489,000

Regional Office - CAR	7,291,000	8,698,000	500,000	16,489,000
Region II - Cagayan Valley	7,402,000	9,461,000	7,250,000	24,113,000

Regional Office - II	7,402,000	9,461,000	7,250,000	24,113,000
Region III - Central Luzon	8,041,000	45,203,000	500,000	53,744,000

Regional Office - III	8,041,000	45,203,000	500,000	53,744,000
Region IVA - CALABARZON	8,984,000	62,214,000	500,000	71,698,000

Regional Office - IVA	8,984,000	62,214,000	500,000	71,698,000
Region IVB - MIMAROPA	6,781,000	13,273,000	84,765,000	104,819,000

Regional Office - IVB	6,781,000	13,273,000	84,765,000	104,819,000
Region V - Bicol	8,362,000	7,900,000	500,000	16,762,000

Regional Office - V	8,362,000	7,900,000	500,000	16,762,000
Region VI - Western Visayas	10,602,000	17,674,000	500,000	28,776,000

Regional Office - VI	10,602,000	17,674,000	500,000	28,776,000
Region VII - Central Visayas	11,210,000	10,284,000	500,000	21,994,000

Regional Office - VII	11,210,000	10,284,000	500,000	21,994,000
Region VIII - Eastern Visayas	6,199,000	9,772,000	500,000	16,471,000

Regional Office - VIII	6,199,000	9,772,000	500,000	16,471,000
Region IX - Zamboanga Peninsula	6,923,000	9,264,000		16,187,000

Regional Office - IX	6,923,000	9,264,000		16,187,000
Region X - Northern Mindanao	4,492,000	10,259,000	16,000,000	30,751,000

Regional Office - X	4,492,000	10,259,000	16,000,000	30,751,000

JANUARY 5, 2026	OFFICIAL GAZETTE	979
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region XI - Davao	7,985,000	11,102,000	500,000	19,587,000

Regional Office - XI	7,985,000	11,102,000	500,000	19,587,000
Region XII - SOCCSKSARGEN	8,973,000	9,307,000	500,000	18,780,000

Regional Office - XII	8,973,000	9,307,000	500,000	18,780,000
Region XIII - Caraga	9,336,000	8,600,000		17,936,000

Regional Office - XIII	9,336,000	8,600,000		17,936,000
Implementation of Ecological Solid Waste Management Regulations	68,239,000	314,569,000	60,000,000	442,808,000

National Capital Region (NCR)	16,323,000	115,202,000	48,000,000	179,525,000

Central Office	9,786,000	102,858,000	48,000,000	160,644,000
Regional Office - NCR	6,537,000	12,344,000		18,881,000
Region I - Ilocos	2,872,000	13,448,000	12,000,000	28,320,000

Regional Office - I	2,872,000	13,448,000	12,000,000	28,320,000
Cordillera Administrative Region (CAR)	6,779,000	11,984,000		18,763,000

Regional Office - CAR	6,779,000	11,984,000		18,763,000
Region II - Cagayan Valley	2,408,000	13,735,000		16,143,000

Regional Office - II	2,408,000	13,735,000		16,143,000
Region III - Central Luzon	4,908,000	15,885,000		20,793,000

Regional Office - III	4,908,000	15,885,000		20,793,000
Region IVA - CALABARZON	6,345,000	16,232,000		22,577,000

Regional Office - IVA	6,345,000	16,232,000		22,577,000
Region IVB - MIMAROPA	3,360,000	12,452,000		15,812,000

Regional Office - IVB	3,360,000	12,452,000		15,812,000
Region V - Bicol	2,584,000	14,506,000		17,090,000

Regional Office - V	2,584,000	14,506,000		17,090,000
Region VI - Western Visayas	2,214,000	14,324,000		16,538,000

Regional Office - VI	2,214,000	14,324,000		16,538,000
Region VII - Central Visayas	4,879,000	11,893,000		16,772,000

Regional Office - VII	4,879,000	11,893,000		16,772,000

980	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region VIII - Eastern Visayas	1,717,000	14,214,000	15,931,000

Regional Office - VIII	1,717,000	14,214,000	15,931,000
Region IX - Zamboanga Peninsula	3,581,000	11,370,000	14,951,000

Regional Office - IX	3,581,000	11,370,000	14,951,000
Region X - Northern Mindanao	1,148,000	12,124,000	13,272,000

Regional Office - X	1,148,000	12,124,000	13,272,000
Region XI - Davao	2,531,000	13,005,000	15,536,000

Regional Office - XI	2,531,000	13,005,000	15,536,000
Region XII - SOCCSKSARGEN	4,035,000	10,905,000	14,940,000

Regional Office - XII	4,035,000	10,905,000	14,940,000
Region XIII - Caraga	2,555,000	13,290,000	15,845,000

Regional Office - XIII	2,555,000	13,290,000	15,845,000
Implementation of Toxic Substances and Hazardous Waste Management Regulations	86,063,000	44,988,000	131,051,000

National Capital Region (NCR)	13,000,000	19,807,000	32,807,000

Central Office	7,904,000	14,427,000	22,331,000
Regional Office - NCR	5,096,000	5,380,000	10,476,000
Region I - Ilocos	3,061,000	1,871,000	4,932,000

Regional Office - I	3,061,000	1,871,000	4,932,000
Cordillera Administrative Region (CAR)	5,330,000	1,108,000	6,438,000

Regional Office - CAR	5,330,000	1,108,000	6,438,000
Region II - Cagayan Valley	5,426,000	1,160,000	6,586,000

Regional Office - II	5,426,000	1,160,000	6,586,000
Region III - Central Luzon	4,323,000	2,737,000	7,060,000

Regional Office - III	4,323,000	2,737,000	7,060,000
Region IVA - CALABARZON	6,806,000	3,125,000	9,931,000

Regional Office - IVA	6,806,000	3,125,000	9,931,000
Region IVB - MIMAROPA	2,864,000	1,177,000	4,041,000

Regional Office - IVB	2,864,000	1,177,000	4,041,000

JANUARY 5, 2026	OFFICIAL GAZETTE	981
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region V - Bicol		3,487,000		1,724,000				5,211,000

Regional Office - V		3,487,000		1,724,000				5,211,000
Region VI - Western Visayas		2,876,000		1,602,000				4,478,000

Regional Office - VI		2,876,000		1,602,000				4,478,000
Region VII - Central Visayas		9,711,000		2,287,000				11,998,000

Regional Office - VII		9,711,000		2,287,000				11,998,000
Region VIII - Eastern Visayas		6,141,000		1,248,000				7,389,000

Regional Office - VIII		6,141,000		1,248,000				7,389,000
Region IX - Zamboanga Peninsula		3,127,000		1,155,000				4,282,000

Regional Office - IX		3,127,000		1,155,000				4,282,000
Region X - Northern Mindanao		5,221,000		1,440,000				6,661,000

Regional Office - X		5,221,000		1,440,000				6,661,000
Region XI - Davao		2,531,000		1,717,000				4,248,000

Regional Office - XI		2,531,000		1,717,000				4,248,000
Region XII - SOCCSKSARGEN		4,914,000		1,570,000				6,484,000

Regional Office - XII		4,914,000		1,570,000				6,484,000
Region XIII - Caraga		7,245,000		1,260,000				8,505,000

Regional Office - XIII		7,245,000		1,260,000				8,505,000

Sub-total, Operations		822,254,000		982,271,000		560,112,000		2,364,637,000

TOTAL NEW APPROPRIATIONS	₱	1,233,297,000	₱	1,474,685,000	₱	756,874,000	₱	3,464,856,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions

Basic Salary	868,328

Total Permanent Positions	868,328

982	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Other Compensation Common to All
Personnel Economic Relief Allowance	34,536
Representation Allowance	4,764
Transportation Allowance	4,764
Clothing and Uniform Allowance	10,073
Mid-Year Bonus - Civilian	72,355
Year End Bonus	72,355
Cash Gift	7,195
Productivity Enhancement Incentive	7,195
Step Increment	2,174

Total Other Compensation Common to All	215,411

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	73,676

Total Other Compensation for Specific Groups	73,676

Other Benefits
PAG-IBIG Contributions	3,451
PhilHealth Contributions	21,491
Employees Compensation Insurance Premiums	1,731
Loyalty Award - Civilian	830
Terminal Leave	48,379

Total Other Benefits	75,882

Total Personnel Services	1,233,297

Maintenance and Other Operating Expenses
Travelling Expenses	150,989
Training and Scholarship Expenses	141,736
Supplies and Materials Expenses	251,848
Utility Expenses	58,758
Communication Expenses	55,065
Awards/Rewards and Prizes	3,690
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,988
Professional Services	321,473
General Services	127,761
Repairs and Maintenance	93,328
Taxes, Insurance Premiums and Other Fees	24,018
Other Maintenance and Operating Expenses
Advertising Expenses	393
Printing and Publication Expenses	7,055
Representation Expenses	63,303
Transportation and Delivery Expenses	2,670
Rent/Lease Expenses	29,777
Membership Dues and Contributions to Organizations	1,179
Subscription Expenses	97,514
Other Maintenance and Operating Expenses	42,140

Total Maintenance and Other Operating Expenses	1,474,685

Total Current Operating Expenditures	2,707,982

JANUARY 5, 2026	OFFICIAL GAZETTE	983
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	46,500
Buildings and Other Structures	204,515
Machinery and Equipment Outlay	429,042
Transportation Equipment Outlay	33,870
Furniture, Fixtures and Books Outlay	42,947

Total Capital Outlays	756,874

TOTAL NEW APPROPRIATIONS	3,464,856

C. MINES AND GEOSCIENCES BUREAU

For general administration and support, support to operations, and operations, as indicated hereunder	₱	1,846,411,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	298,142,000	₱	106,439,000	₱	73,300,000	₱	477,881,000
Support to Operations		54,946,000		186,394,000		68,530,000		309,870,000
Operations		550,558,000		488,102,000		20,000,000		1,058,660,000

MINERAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM		358,688,000		201,672,000				560,360,000
MINERAL RESOURCES AND GEOSCIENCES DEVELOPMENT PROGRAM		38,565,000		81,285,000				119,850,000
GEOLOGICAL RISK REDUCTION AND RESILIENCY PROGRAM		153,305,000		205,145,000		20,000,000		378,450,000

TOTAL NEW APPROPRIATIONS	₱	903,646,000	₱	780,935,000	₱	161,830,000	₱	1,846,411,000

Special Provision(s)

1. Income from Royalties. In addition to the amounts appropriated herein, Eighty Eight Million Nine Hundred Fifteen Thousand Pesos (₱88,915,000) and Sixty Eight Million Nine Hundred Seventy Four Thousand Pesos (₱68,974,000) shall be used for the MOOE and Capital Outlay requirements, respectively, of the Mines and Geosciences Bureau (MGB) sourced from ten percent (10%) of royalties and revenues derived from the development and utilization of mineral resources within mineral reservations in accordance with Section 5 of R.A. No. 7942.

Implementation of this provision shall be subject to judicious fiscal programming by the National Government. Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Quick Response Fund. The amount of Ten Million Pesos (₱10,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for rapid and post-disaster geohazard assessments, post-disaster evaluation, and identification of safe sites for relocation of displaced people in order that the situations and living conditions of people living in communities or areas affected by natural or human-induced calamities, epidemics, crises, and catastrophes which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities, such as conduct of training, insurance of assets, and public information and education initiatives, or any other purpose not authorized in this provision.

984	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Utilization of the QRF shall be subject to DBM-OCD J.C. No. 2025-01 dated April 2, 2025, and such other guidelines as may be issued by the OCD and DBM.

3. Reporting and Posting Requirements. The MGB shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS and until such time that all agencies have fully migrated to the BTMS; and

(b) MGB’s website.

The MGB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	264,763,000	₱	104,310,000	₱	73,300,000	₱	442,373,000

National Capital Region (NCR)		43,449,000		29,906,000		3,700,000		77,055,000

Central Office		43,449,000		29,906,000		3,700,000		77,055,000
Region I - Ilocos		14,798,000		3,917,000		2,400,000		21,115,000

Regional Office - I		14,798,000		3,917,000		2,400,000		21,115,000
Cordillera Administrative Region (CAR)		17,231,000		4,617,000				21,848,000

Regional Office - CAR		17,231,000		4,617,000				21,848,000
Region II - Cagayan Valley		14,781,000		6,108,000				20,889,000

Regional Office - II		14,781,000		6,108,000				20,889,000
Region III - Central Luzon		15,703,000		5,337,000				21,040,000

Regional Office - III		15,703,000		5,337,000				21,040,000
Region IVA - CALABARZON		14,359,000		4,658,000				19,017,000

Regional Office - IVA		14,359,000		4,658,000				19,017,000
Region IVB - MIMAROPA		9,255,000		3,869,000				13,124,000

Regional Office - IVB		9,255,000		3,869,000				13,124,000
Region V - Bicol		16,037,000		4,858,000		2,400,000		23,295,000

Regional Office - V		16,037,000		4,858,000		2,400,000		23,295,000

JANUARY 5, 2026	OFFICIAL GAZETTE	985
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region VI - Western Visayas	13,998,000	4,727,000		18,725,000

Regional Office - VI	13,998,000	4,727,000		18,725,000
Region VII - Central Visayas	15,299,000	4,936,000		20,235,000

Regional Office - VII	15,299,000	4,936,000		20,235,000
Region VIII - Eastern Visayas	10,561,000	3,802,000	2,400,000	16,763,000

Regional Office - VIII	10,561,000	3,802,000	2,400,000	16,763,000
Region IX - Zamboanga Peninsula	13,612,000	6,445,000	62,400,000	82,457,000

Regional Office - IX	13,612,000	6,445,000	62,400,000	82,457,000
Region X - Northern Mindanao	14,273,000	4,350,000		18,623,000

Regional Office - X	14,273,000	4,350,000		18,623,000
Region XI - Davao	15,054,000	5,153,000		20,207,000

Regional Office - XI	15,054,000	5,153,000		20,207,000
Region XII - SOCCSKSARGEN	18,386,000	5,788,000		24,174,000

Regional Office - XII	18,386,000	5,788,000		24,174,000
Region XIII - Caraga	17,967,000	5,839,000		23,806,000

Regional Office - XIII	17,967,000	5,839,000		23,806,000
Human Resource Development		2,129,000		2,129,000

National Capital Region (NCR)		2,129,000		2,129,000

Central Office		2,129,000		2,129,000
Administration of Personnel Benefits	33,379,000			33,379,000

National Capital Region (NCR)	9,542,000			9,542,000

Central Office	9,542,000			9,542,000
Cordillera Administrative Region (CAR)	3,407,000			3,407,000

Regional Office - CAR	3,407,000			3,407,000
Region III - Central Luzon	2,834,000			2,834,000

Regional Office - III	2,834,000			2,834,000
Region IVA - CALABARZON	2,278,000			2,278,000

Regional Office - IVA	2,278,000			2,278,000
Region IVB - MIMAROPA	3,109,000			3,109,000

Regional Office - IVB	3,109,000			3,109,000

986	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region V - Bicol	1,851,000			1,851,000

Regional Office - V	1,851,000			1,851,000
Region VI - Western Visayas	141,000			141,000

Regional Office - VI	141,000			141,000
Region VII - Central Visayas	1,996,000			1,996,000

Regional Office - VII	1,996,000			1,996,000
Region VIII - Eastern Visayas	3,364,000			3,364,000

Regional Office - VIII	3,364,000			3,364,000
Region X - Northern Mindanao	1,710,000			1,710,000

Regional Office - X	1,710,000			1,710,000
Region XI - Davao	600,000			600,000

Regional Office - XI	600,000			600,000
Region XII - SOCCSKARGEN	1,701,000			1,701,000

Regional Office - XII	1,701,000			1,701,000
Region XIII - Caraga	846,000			846,000

Regional Office - XIII	846,000			846,000

Sub-total, General Administration and Support	298,142,000	106,439,000	73,300,000	477,881,000

Support to Operations
Planning and Policy Formulation	12,087,000	161,285,000	68,530,000	241,902,000

National Capital Region (NCR)	12,087,000	110,122,000	60,587,000	182,796,000

Central Office	12,087,000	110,122,000	60,587,000	182,796,000
Region I - Ilocos		2,987,000	700,000	3,687,000

Regional Office - I		2,987,000	700,000	3,687,000
Cordillera Administrative Region (CAR)		4,368,000	325,000	4,693,000

Regional Office - CAR		4,368,000	325,000	4,693,000
Region II - Cagayan Valley		3,639,000	240,000	3,879,000

Regional Office - II		3,639,000	240,000	3,879,000
Region III - Central Luzon		2,621,000	815,000	3,436,000

Regional Office - III		2,621,000	815,000	3,436,000

JANUARY 5, 2026	OFFICIAL GAZETTE	987
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region IVA - CALABARZON		4,546,000	400,000	4,946,000

Regional Office - IVA		4,546,000	400,000	4,946,000
Region IVB - MIMAROPA		4,652,000	680,000	5,332,000

Regional Office - IVB		4,652,000	680,000	5,332,000
Region V - Bicol		2,693,000	940,000	3,633,000

Regional Office - V		2,693,000	940,000	3,633,000
Region VI - Western Visayas		2,611,000	468,000	3,079,000

Regional Office - VI		2,611,000	468,000	3,079,000
Region VII - Central Visayas		2,839,000	200,000	3,039,000

Regional Office - VII		2,839,000	200,000	3,039,000
Region VIII - Eastern Visayas		3,112,000	195,000	3,307,000

Regional Office - VIII		3,112,000	195,000	3,307,000
Region IX - Zamboanga Peninsula		3,462,000	350,000	3,812,000

Regional Office - IX		3,462,000	350,000	3,812,000
Region X - Northern Mindanao		2,683,000	730,000	3,413,000

Regional Office - X		2,683,000	730,000	3,413,000
Region XI - Davao		2,936,000	250,000	3,186,000

Regional Office - XI		2,936,000	250,000	3,186,000
Region XII - SOCCSKSARGEN		4,577,000	750,000	5,327,000

Regional Office - XII		4,577,000	750,000	5,327,000
Region XIII - Caraga		3,437,000	900,000	4,337,000

Regional Office - XIII		3,437,000	900,000	4,337,000
Mineral Economics, Information and Communication Plan	12,883,000	7,031,000		19,914,000

National Capital Region (NCR)	12,883,000	7,031,000		19,914,000

Central Office	12,883,000	7,031,000		19,914,000
Research and Development	29,976,000	18,078,000		48,054,000

National Capital Region (NCR)	29,976,000	18,078,000		48,054,000

Central Office	29,976,000	18,078,000		48,054,000

Sub-total, Support to Operations	54,946,000	186,394,000	68,530,000	309,870,000

988	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Operations
MINERAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM	358,688,000	201,672,000	560,360,000

Mineral Regulation Services	358,688,000	201,672,000	560,360,000

National Capital Region (NCR)	51,949,000	46,432,000	98,381,000

Central Office	51,949,000	46,432,000	98,381,000
Region I - Ilocos	20,131,000	10,662,000	30,793,000

Regional Office - I	20,131,000	10,662,000	30,793,000
Cordillera Administrative Region (CAR)	21,584,000	9,773,000	31,357,000

Regional Office - CAR	21,584,000	9,773,000	31,357,000
Region II - Cagayan Valley	18,671,000	6,363,000	25,034,000

Regional Office - II	18,671,000	6,363,000	25,034,000
Region III - Central Luzon	23,778,000	14,229,000	38,007,000

Regional Office - III	23,778,000	14,229,000	38,007,000
Region IVA - CALABARZON	23,037,000	14,213,000	37,250,000

Regional Office - IVA	23,037,000	14,213,000	37,250,000
Region IVB - MIMAROPA	17,834,000	11,601,000	29,435,000

Regional Office - IVB	17,834,000	11,601,000	29,435,000
Region V - Bicol	22,591,000	10,198,000	32,789,000

Regional Office - V	22,591,000	10,198,000	32,789,000
Region VI - Western Visayas	18,996,000	8,852,000	27,848,000

Regional Office - VI	18,996,000	8,852,000	27,848,000
Region VII - Central Visayas	18,736,000	10,636,000	29,372,000

Regional Office - VII	18,736,000	10,636,000	29,372,000
Region VIII - Eastern Visayas	20,108,000	10,357,000	30,465,000

Regional Office - VIII	20,108,000	10,357,000	30,465,000
Region IX - Zamboanga Peninsula	21,739,000	9,927,000	31,666,000

Regional Office - IX	21,739,000	9,927,000	31,666,000
Region X - Northern Mindanao	22,596,000	8,450,000	31,046,000

Regional Office - X	22,596,000	8,450,000	31,046,000

JANUARY 5, 2026	OFFICIAL GAZETTE	989
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region XI - Davao	21,894,000	10,134,000	32,028,000

Regional Office - XI	21,894,000	10,134,000	32,028,000
Region XII - SOCCSKSARGEN	20,277,000	6,711,000	26,988,000

Regional Office - XII	20,277,000	6,711,000	26,988,000
Region XIII - Caraga	14,767,000	13,134,000	27,901,000

Regional Office - XIII	14,767,000	13,134,000	27,901,000
MINERAL RESOURCES AND GEOSCIENCES DEVELOPMENT PROGRAM	38,565,000	81,285,000	119,850,000

Mineral Resources Development	38,565,000	81,285,000	119,850,000

National Capital Region (NCR)	38,565,000	38,141,000	76,706,000

Central Office	38,565,000	38,141,000	76,706,000
Region I - Ilocos		3,722,000	3,722,000

Regional Office - I		3,722,000	3,722,000
Cordillera Administrative Region (CAR)		3,571,000	3,571,000

Regional Office - CAR		3,571,000	3,571,000
Region II - Cagayan Valley		1,098,000	1,098,000

Regional Office - II		1,098,000	1,098,000
Region III - Central Luzon		1,139,000	1,139,000

Regional Office - III		1,139,000	1,139,000
Region IVA - CALABARZON		3,444,000	3,444,000

Regional Office - IVA		3,444,000	3,444,000
Region IVB - MIMAROPA		3,754,000	3,754,000

Regional Office - IVB		3,754,000	3,754,000
Region V - Bicol		1,826,000	1,826,000

Regional Office - V		1,826,000	1,826,000
Region VI - Western Visayas		3,022,000	3,022,000

Regional Office - VI		3,022,000	3,022,000
Region VII - Central Visayas		3,615,000	3,615,000

Regional Office - VII		3,615,000	3,615,000

990	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region VIII - Eastern Visayas		1,707,000		1,707,000

Regional Office - VIII		1,707,000		1,707,000
Region IX - Zamboanga Peninsula		3,322,000		3,322,000

Regional Office - IX		3,322,000		3,322,000
Region X - Northern Mindanao		1,788,000		1,788,000

Regional Office - X		1,788,000		1,788,000
Region XI - Davao		5,045,000		5,045,000

Regional Office - XI		5,045,000		5,045,000
Region XII - SOCCSKSARGEN		3,817,000		3,817,000

Regional Office - XII		3,817,000		3,817,000
Region XIII - Caraga		2,274,000		2,274,000

Regional Office - XIII		2,274,000		2,274,000
GEOLOGICAL RISK REDUCTION AND RESILIENCY PROGRAM	153,305,000	205,145,000	20,000,000	378,450,000

Geological Assessment for Risk Reduction and Resiliency	153,305,000	195,145,000	20,000,000	368,450,000

National Capital Region (NCR)	16,874,000	70,932,000	20,000,000	107,806,000

Central Office	16,874,000	70,932,000	20,000,000	107,806,000
Region I - Ilocos	8,815,000	9,665,000		18,480,000

Regional Office - I	8,815,000	9,665,000		18,480,000
Cordillera Administrative Region (CAR)	11,039,000	6,802,000		17,841,000

Regional Office - CAR	11,039,000	6,802,000		17,841,000
Region II - Cagayan Valley	9,019,000	8,004,000		17,023,000

Regional Office - II	9,019,000	8,004,000		17,023,000
Region III - Central Luzon	9,566,000	8,919,000		18,485,000

Regional Office - III	9,566,000	8,919,000		18,485,000
Region IVA - CALABARZON	9,587,000	11,128,000		20,715,000

Regional Office - IVA	9,587,000	11,128,000		20,715,000
Region IVB - MIMAROPA	8,435,000	9,347,000		17,782,000

Regional Office - IVB	8,435,000	9,347,000		17,782,000

JANUARY 5, 2026	OFFICIAL GAZETTE	991
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region V - Bicol		11,312,000		8,734,000				20,046,000

Regional Office - V		11,312,000		8,734,000				20,046,000
Region VI - Western Visayas		7,893,000		9,375,000				17,268,000

Regional Office - VI		7,893,000		9,375,000				17,268,000
Region VII - Central Visayas		10,407,000		10,022,000				20,429,000

Regional Office - VII		10,407,000		10,022,000				20,429,000
Region VIII - Eastern Visayas		7,147,000		8,782,000				15,929,000

Regional Office - VIII		7,147,000		8,782,000				15,929,000
Region IX - Zamboanga Peninsula		9,685,000		6,398,000				16,083,000

Regional Office - IX		9,685,000		6,398,000				16,083,000
Region X - Northern Mindanao		7,899,000		7,708,000				15,607,000

Regional Office - X		7,899,000		7,708,000				15,607,000
Region XI - Davao		7,838,000		4,902,000				12,740,000

Regional Office - XI		7,838,000		4,902,000				12,740,000
Region XII - SOCCSKSARGEN		7,873,000		5,887,000				13,760,000

Regional Office - XII		7,873,000		5,887,000				13,760,000
Region XIII - Caraga		9,916,000		8,540,000				18,456,000

Regional Office - XIII		9,916,000		8,540,000				18,456,000
Quick Response Fund				10,000,000				10,000,000

National Capital Region (NCR)				10,000,000				10,000,000

Central Office				10,000,000				10,000,000

Sub-total, Operations		550,558,000		488,102,000		20,000,000		1,058,660,000

TOTAL NEW APPROPRIATIONS	₱	903,646,000	₱	780,935,000	₱	161,830,000	₱	1,846,411,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions

992	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Basic Salary	634,830

Total Permanent Positions	634,830

Other Compensation Common to All
Personnel Economic Relief Allowance	23,664
Representation Allowance	5,544
Transportation Allowance	5,544
Clothing and Uniform Allowance	6,902
Mid-Year Bonus - Civilian	52,903
Year End Bonus	52,903
Cash Gift	4,930
Productivity Enhancement Incentive	4,930
Step Increment	1,590

Total Other Compensation Common to All	158,910

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	57,294

Total Other Compensation for Specific Groups	57,294

Other Benefits
PAG-IBIG Contributions	2,366
PhilHealth Contributions	15,682
Employees Compensation Insurance Premiums	1,185
Terminal Leave	33,379

Total Other Benefits	52,612

Total Personnel Services	903,646

Maintenance and Other Operating Expenses
Travelling Expenses	170,921
Training and Scholarship Expenses	44,086
Supplies and Materials Expenses	94,378
Utility Expenses	34,754
Communication Expenses	20,510
Awards/Rewards and Prizes	101
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,891
Professional Services	139,668
General Services	112,719
Repairs and Maintenance	41,168
Taxes, Insurance Premiums and Other Fees	14,301
Labor and Wages	10,181
Other Maintenance and Operating Expenses
Advertising Expenses	760
Printing and Publication Expenses	1,879
Representation Expenses	15,279
Transportation and Delivery Expenses	1,917
Rent/Lease Expenses	30,635
Membership Dues and Contributions to Organizations	133

JANUARY 5, 2026	OFFICIAL GAZETTE	993

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Subscription Expenses	40,563
Other Maintenance and Operating Expenses	5,091

Total Maintenance and Other Operating Expenses	780,935

Total Current Operating Expenditures	1,684,581

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	60,000
Machinery and Equipment Outlay	88,530
Transportation Equipment Outlay	13,300

Total Capital Outlays	161,830

TOTAL NEW APPROPRIATIONS	1,846,411

D. NATIONAL MAPPING AND RESOURCE INFORMATION AUTHORITY

For general administration and support, and operations, as indicated hereunder	₱	1,983,228,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	79,658,000	₱	114,497,000	₱		₱	194,155,000
Operations		457,737,000		1,238,421,000		92,915,000		1,789,073,000

MAPPING AND RESOURCE INFORMATION PROGRAM		457,737,000		1,238,421,000		92,915,000		1,789,073,000

TOTAL NEW APPROPRIATIONS	₱	537,395,000	₱	1,352,918,000	₱	92,915,000	₱	1,983,228,000

Special Provision(s)

1. Provision of Topographic Maps. The amount of Three Hundred Twenty Eight Million Thirty Five Thousand Pesos (₱328,035,000) appropriated herein shall be used for the production of topographic maps. The topographic maps and permutations thereof generated by the National Mapping and Resource Information Authority (NAMRIA) shall be made readily available at no cost to national government agencies, for use in the performance of the latter’s respective mandates.

2. Rice Subsidy. The amount of One Million Nine Hundred Fifty Thousand Pesos (₱l,950,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the uniformed personnel of NAMRIA.

3. Subsistence Allowance. The amount of Twenty Four Million Eight Hundred Two Thousand Pesos (₱24,802,000) appropriated herein shall be used for the provision of subsistence allowance for uniformed personnel, equivalent to Three Hundred Fifty Pesos (₱350) per day effective 01 January 2026.

Implementation of this provision shall be subject to the guidelines to be issued consistent with E.O. No. 107, s. 2025.

4. Reporting and Posting Requirements. The NAMRIA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) NAIIRIA’s website.

The NAMRIA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the

994	OFFICIAL GAZETTE	VOL. 122, No. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses			Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	63,672,000	₱	113,238,000	₱			₱	176,910,000
Human Resource Development				1,259,000					1,259,000
Administration of Personnel Benefits		15,986,000							15,986,000

Sub-total, General Administration and Support		79,658,000		114,497,000					194,155,000

Operations
MAPPING AND RESOURCE INFORMATION PROGRAM		457,737,000		1,238,421,000			92,915,000		1,789,073,000

Hydrographic and Oceanographic Surveys and
Nautical Charting		244,552,000		544,591,000			59,212,000		848,355,000
Topographic Base Mapping and Geodetic Surveys		78,019,000		539,157,000					617,176,000
Resource Assessment and Mapping		75,802,000		73,222,000			13,710,000		162,734,000
Geospatial Information Management		59,364,000		81,451,000			19,993,000		160,808,000

Sub-total, Operations		457,737,000		1,238,421,000			92,915,000		1,789,073,000

TOTAL NEW APPROPRIATIONS	₱	537,395,000	₱	1,352,918,000		₱	92,915,000	₱	1,983,228,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	231,477

Total Permanent Positions	231,477

JANUARY 5, 2026	OFFICIAL GAZETTE	995

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Other Compensation Common to All
Personnel Economic Relief Allowance	9,936
Representation Allowance	1,854
Transportation Allowance	1,854
Clothing and Uniform Allowance	2,898
Mid-Year Bonus - Civilian	19,290
Year End Bonus	19,290
Cash Gift	2,070
Productivity Enhancement Incentive	2,070
Step Increment	578

Total Other Compensation Common to All	59,840

Other Benefits
PAG-IBIG Contributions	993
PhilHealth Contributions	5,658
Employees Compensation Insurance Premiums	496
Loyalty Award - Civilian	315
Terminal Leave	15,986

Total Other Benefits	23,448

Military/Uniformed Personnel
Basic Pay
Base Pay	87,384

Total Basic Pay	87,384

Other Compensation Common to All
Personnel Economic Relief Allowance	4,632
Clothing/Uniform Allowance	1,351
Subsistence Allowance	24,802
Laundry Allowance	89
Quarters Allowance	1,115
Longevity Pay	22,270
Mid-Year Bonus - Military/Uniformed Personnel	7,282
Year-end Bonus	7,282
Cash Gift	965
Productivity Enhancement Incentive	965

Total Other Compensation Common to All	70,753

Other Compensation for Specific Groups
Sea Duty Pay	13,760
Hazard Duty Pay	1,251
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	45,354

Total Other Compensation for Specific Groups	60,365

Other Benefits
Special Group Term Insurance	14

996	OFFICIAL GAZETTE	VOL. 122, No. 1
GENERAL APPROPRIATIONS ACT, FY 2026

PAG-IBIG Contributions	463
PhilHealth Contributions	2,185
Employees Compensation Insurance Premiums	232
Terminal Leave	1,234

Total Other Benefits	4,128

Total Personnel Services	537,395

Maintenance and Other Operating Expenses
Travelling Expenses	64,831
Training and Scholarship Expenses	39,731
Supplies and Materials Expenses	217,473
Utility Expenses	17,084
Communication Expenses	9,513
Awards/Rewards and Prizes	500
Survey, Research, Exploration and Development Expenses	471,074
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,258
Professional Services	77,230
General Services	31,487
Repairs and Maintenance	218,527
Financial Assistance/Subsidy	2,141
Taxes, Insurance Premiums and Other Fees	36,252
Other Maintenance and Operating Expenses
Advertising Expenses	204
Printing and Publication Expenses	5,150
Representation Expenses	1,502
Transportation and Delivery Expenses	40
Rent/Lease Expenses	2,092
Membership Dues and Contributions to Organizations	100
Subscription Expenses	156,729

Total Maintenance and Other Operating Expenses	1,352,918

Total Current Operating Expenditures	1,890,313

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	92,915

Total Capital Outlays	92,915

TOTAL NEW APPROPRIATIONS	1,983,228

E. NATIONAL WATER RESOURCES BOARD

For general administration and support, and operations, as indicated hereunder	₱	294,405,000

New Appropriations, by Programs/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 5, 2026	OFFICIAL GAZETTE	997

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

A. REGULAR PROGRAMS
General Administration and Support	₱	21,595,000	₱	32,347,000	₱	6,295,000	₱	60,237,000
Operations		61,318,000		120,090,000		52,760,000		234,168,000

WATER RESOURCES MANAGEMENT PROGRAM		16,063,000		3,942,000				20,005,000
WATER RESOURCES ENFORCEMENT AND REGULATORY PROGRAM		40,866,000		34,175,000		1,800,000		76,841,000
WATER RESOURCES VULNERABILITY AND SUSTAINABILITY ASSESSMENT PROGRAM		4,389,000		81,973,000		50,960,000		137,322,000
TOTAL NEW APPROPRIATIONS	₱	82,913,000	₱	152,437,000	₱	59,055,000	₱	294,405,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Water Resources Board (NWRB) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) NWRB’s website.

The NWRB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	20,116,000	₱	32,347,000	₱	6,295,000	₱	58,758,000
Administration of Personnel Benefits		1,479,000						1,479,000

Sub-total, General Administration and Support		21,595,000		32,347,000		6,295,000		60,237,000

Operations
WATER RESOURCES MANAGEMENT PROGRAM		16,063,000		3,942,000				20,005,000

Water Resources Policies and Plans Formulation, Program Coordination, and Information and Communication		16,063,000		3,942,000				20,005,000
WATER RESOURCES ENFORCEMENT AND REGULATORY PROGRAM		40,866,000		34,175,000		1,800,000		76,841,000

998	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Processing, Adjudicating and Granting of Water Rights and Waterworks Franchises		21,890,000		14,817,000				36,707,000
Monitoring of Water Appropriation/Utilization and Enforcement of Laws and Orders		18,976,000		19,358,000		1,800,000		40,134,000
WATER RESOURCES VULNERABILITY AND SUSTAINABILITY ASSESSMENT PROGRAM		4,389,000		81,973,000		50,960,000		137,322,000

Water Resources Supply and Demand Assessment		4,389,000		81,973,000		50,960,000		137,322,000

Sub-total, Operations		61,318,000		120,090,000		52,760,000		234,168,000

TOTAL NEW APPROPRIATIONS	₱	82,913,000	₱	152,437,000	₱	59,055,000	₱	294,405,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures .
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	62,887

Total Permanent Positions	62,887

Other Compensation Common to All
Personnel Economic Relief Allowance	2,640
Representation Allowance	408
Transportation Allowance	408
Clothing and Uniform Allowance	770
Honoraria	195
Mid-Year Bonus - Civilian	5,240
Year End Bonus	5,240
Cash Gift	550
Productivity Enhancement Incentive	550
Step Increment	158

Total Other Compensation Common to All	16,159

Other Benefits
PAG-IBIG Contributions	264
PhilHealth Contributions	1,536
Employees Compensation Insurance Premiums	132
Loyalty Award - Civilian	95
Terminal Leave	1,479

Total Other Benefits	3,506

Non-Permanent Positions	361

Total Personnel Services	82,913

JANUARY 5, 2026	OFFICIAL GAZETTE	999

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Maintenance and Other Operating Expenses
Travelling Expenses	13,497
Training and Scholarship Expenses	3,285
Supplies and Materials Expenses	11,109
Utility Expenses	3,707
Communication Expenses	3,883
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	95,213
General Services	8,801
Repairs and Maintenance	3,227
Taxes, Insurance Premiums and Other Fees	423
Other Maintenance and Operating Expenses
Advertising Expenses	250
Printing and Publication Expenses	604
Representation Expenses	2,756
Transportation and Delivery Expenses	8
Rent/Lease Expenses	1,223
Subscription Expenses	4,315

Total Maintenance and Other Operating Expenses	152,437

Total Current Operating Expenditures	235,350

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	32,000
Machinery and Equipment Outlay	27,055

Total Capital Outlays	59,055

TOTAL NEW APPROPRIATIONS	294,405

F. PALAWAN COUNCIL FOR SUSTAINABLE DEVELOPMENT STAFF

For general administration and support, and operations, as indicated hereunder	₱	148,239,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	22,987,000	₱	32,791,000	₱	19,045,000	₱	74,823,000
Operations		41,414,000		23,502,000		8,500,000		73,416,000

PALAWAN ENVIRONMENTALLY CRITICAL AREAS NETWORK (ECAN) MANAGEMENT PROGRAM		41,414,000		23,502,000		8,500,000		73,416,000

TOTAL NEW APPROPRIATIONS	₱	64,401,000	₱	56,293,000	₱	27,545,000	₱	148,239,000

1000	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Special Provision(s)

1. Wildlife Management Fund. In addition to the amounts appropriated herein, Sixteen Million Seven Hundred Sixty Nine Thousand Pesos (₱16,769,000) shall be used to finance the rehabilitation or restoration of habitats affected by acts committed in violation of R.A. No. 9147 and support scientific research, enforcement, and monitoring activities, as well as enhancement of capabilities of relevant agencies, sourced from the fines imposed and damages awarded, fees, charges, donations, endowments, and administrative fees or grants in the form of contributions, within the jurisdiction of the Palawan Council for Sustainable Development (PCSD), constituted into the Wildlife Management Fund in accordance with Sections 4 and 29 of R.A. No. 9147.

Implementation of this provision shall be subject to judicious fiscal programming by the National Government.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Reporting and Posting Requirements. The Palawan Council for Sustainable Development Staff (PCSDS) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) PCSDS’ website.

The PCSDS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	22,665,000	₱	32,791,000	₱	19,045,000	₱	74,501,000
Administration of Personnel Benefits		322,000						322,000

Sub-total, General Administration and Support		22,987,000		32,791,000		19,045,000		74,823,000

Operations
PALAWAN ENVIRONMENTALLY CRITICAL AREAS NETWORK (ECAN) MANAGEMENT PROGRAM		41,414,000		23,502,000		8,500,000		73,416,000

Advocacy, Communications and Education		5,224,000		2,021,000		3,700,000		10,945,000
ECAN Monitoring and Evaluation System		5,463,000		5,306,000		2,400,000		13,169,000
ECAN Zoning		4,940,000		4,043,000				8,983,000
Knowledge and Research Management		2,626,000		1,369,000				3,995,000
Resource Mobilization and Partnership Development		2,594,000		167,000				2,761,000
Operation of Strategic Environmental Plan Clearance System		15,598,000		4,832,000				20,430,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1001
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Wildlife and Cave Management		4,969,000		5,764,000		2,400,000		13,133,000

Sub-total, Operations		41,414,000		23,502,000		8,500,000		73,416,000

TOTAL NEW APPROPRIATIONS	₱	64,401,000	₱	56,293,000	₱	27,545,000	₱	148,239,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								49,379

Total Permanent Positions								49,379

Other Compensation Common to All
Personnel Economic Relief Allowance								1,896
Representation Allowance								780
Transportation Allowance								780
Clothing and Uniform Allowance								553
Mid-Year Bonus - Civilian								4,114
Year End Bonus								4,114
Cash Gift								395
Productivity Enhancement Incentive								395
Step Increment								123

Total Other Compensation Common to All								13,150

Other Benefits
PAG-IBIG Contributions								189
PhilHealth Contributions								1,181
Employees Compensation Insurance Premiums								95
Loyalty Award - Civilian								85
Terminal Leave								322

Total Other Benefits								1,872

Total Personnel Services								64,401

Maintenance and Other Operating Expenses
Travelling Expenses								4,751
Training and Scholarship Expenses								1,040
Supplies and Materials Expenses								7,634
Utility Expenses								1,582
Communication Expenses								2,647
Awards/Rewards and Prizes								50
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses								136

1002	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Professional Services	26,282
General Services	1,071
Repairs and Maintenance	3,248
Taxes, Insurance Premiums and Other Fees	326
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	249
Representation Expenses	2,747
Transportation and Delivery Expenses	383
Rent/Lease Expenses	547
Subscription Expenses	709
Other Maintenance and Operating Expenses	2,791

Total Maintenance and Other Operating Expenses	56,293

Total Current Operating Expenditures	120,694

Capital Outlay
Property, Plant and Equipment Outlay
Buildings and Other Structures	5,000
Machinery and Equipment Outlay	13,935
Transportation Equipment Outlay	8,500
Intangible Assets Outlay	110

Total Capital Outlay	27,545

TOTAL NEW APPROPRIATIONS	148,239

JANUARY 5, 2026	OFFICIAL GAZETTE	1003
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

GENERAL SUMMARY

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	8,666,192,000	₱	8,389,856,000	₱	2,234,957,000	₱	19,291,005,000
B. ENVIRONMENTAL MANAGEMENT BUREAU		1,233,297,000		1,474,685,000		756,874,000		3,464,856,000
C. MINES AND GEOSCIENCES BUREAU		903,646,000		780,935,000		161,830,000		1,846,411,000
D. NATIONAL MAPPING AND RESOURCE INFORMATION AUTHORITY		537,395,000		1,352,918,000		92,915,000		1,983,228,000
E. NATIONAL WATER RESOURCES BOARD		82,913,000		152,437,000		59,055,000		294,405,000
F. PALAWAN COUNCIL FOR SUSTAINABLE DEVELOPMENT STAFF		64,401,000		56,293,000		27,545,000		148,239,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES	₱	11,487,844,000	₱	12,207,124,000	₱	3,333,176,000	₱	27,028,144,000

1004	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

XII. DEPARTMENT OF FINANCE

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations and operations, as indicated hereunder	₱	1,278,317,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	188,142,000	₱	335,205,000	₱	5,000,000	₱	528,347,000
Support to Operations		87,690,000		211,097,000		59,475,000		358,262,000
Operations		204,500,000		183,768,000		3,440,000		391,708,000

FINANCIAL SUSTAINABILITY AND REVENUE STRENGTHENING PROGRAM		124,379,000		143,279,000		3,440,000		271,098,000
ASSET AND LIABILITY MANAGEMENT PROGRAM		80,121,000		40,489,000				120,610,000

TOTAL NEW APPROPRIATIONS	₱	480,332,000	₱	730,070,000	₱	67,915,000	₱	1,278,317,000

Special Provision(s)

1. Fees and Other Receipts of the Securities and Exchange Commission. The amount collected by the Securities and Exchange Commission (SEC) from fees, fines, and other charges pursuant to R.A. No. 11232 and its rules and regulations, shall be deposited and maintained in a separate account to be used for its modernization and to augment its operational expenses such as, but not limited to, Capital Outlays, increase in compensation and benefits comparable with prevailing rates in the private sector, reasonable employee allowance, employee health care service and other insurance, employee career advancement and professionalization, legal assistance, seminars, and other professional fees in accordance with Section 175 of the said law.

In addition, the SEC is authorized to retain and utilize the amount of One Hundred Million Pesos (₱100,000,000) from its income from the registration of securities and other collection pursuant to R.A. No. 8799.

The use of income shall be in accordance with DBM-SEC J.C. No. 1 dated September 8, 2020, and such other guidelines issued thereon.

Disbursements or expenditures by the SEC in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate civil and criminal actions under existing laws.

The SEC shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current fiscal year covering its retained income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statements for the immediately preceding year.

2. Reporting and Posting Requirements. The Department of Finance (DOF) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the Budget and Treasury Management System (BTMS); and

(b) DOF’s website.

The DOF shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

JANUARY 5, 2026	OFFICIAL GAZETTE	1005
DEPARTMENT OF FINANCE

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	187,257,000	₱	335,205,000	₱	5,000,000	₱	527,462,000
Administration of Personnel Benefits		885,000						885,000

Sub-total, General Administration and Support		188,142,000		335,205,000		5,000,000		528,347,000

Support to Operations
Legal Services		15,177,000		6,998,000				22,175,000
Management of Information Systems		42,779,000		197,819,000		59,475,000		300,073,000
Revenue Integrity Protection Service (RIPS) Activities		29,734,000		6,280,000				36,014,000

Sub-total, Support to Operations		87,690,000		211,097,000		59,475,000		358,262,000

Operations
FINANCIAL SUSTAINABILITY AND REVENUE STRENGTHENING PROGRAM		124,379,000		143,279,000		3,440,000		271,098,000

Financial and Fiscal Planning and Programming, Consolidation, Analysis, Generation of Reports, Project Formulation on Revenue Statistics and Policy Research		20,640,000		17,441,000				38,081,000
Philippine Extractive Industries Transparency Initiative (PH-EITI)				32,020,000				32,020,000
Tax Policy Research and Formulation (Direct Tax)		30,886,000		11,604,000				42,490,000
Tax Policy Research and Formulation (Indirect Tax)		6,615,000		788,000				7,403,000
Preparation of Inputs of Financial and Economic Policies in Various International Fora		28,766,000		25,667,000				54,433,000
Oversight of Tax Law Implementation and Processing of Tax Exemption Requests		37,472,000		55,759,000		3,440,000		96,671,000
ASSET AND LIABILITY MANAGEMENT PROGRAM		80,121,000		40,489,000				120,610,000

Privatization Group and Council Secretariat Support		36,371,000		11,587,000				47,958,000
Negotiation of International Financing Transactions		21,252,000		13,709,000				34,961,000

1006	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Monitoring and Evaluation of Financial Performance of the Government Corporate Sector		22,498,000		15,193,000				37,691,000

Sub-total, Operations		204,500,000		183,768,000		3,440,000		391,708,000

TOTAL NEW APPROPRIATIONS	₱	480,332,000	₱	730,070,000	₱	67,915,000	₱	1,278,317,000

New Appropriations, by Object of Expenditures (In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								352,325

Total Permanent Positions								352,325

Other Compensation Common to All
Personnel Economic Relief Allowance								9,744
Representation Allowance								9,624
Transportation Allowance								9,624
Clothing and Uniform Allowance								2,842
Mid-Year Bonus - Civilian								29,362
Year End Bonus								29,362
Cash Gift								2,030
Productivity Enhancement Incentive								2,030
Step Increment								882

Total Other Compensation Common to All								95,500

Other Compensation for Specific Groups
Magna Carta for Public Health Workers								426
Overseas Allowance								5,366

Total Other Compensation for Specific Groups								5,792

Other Benefits
PAG-IBIG Contributions								975
PhilHealth Contributions								7,465
Employees Compensation Insurance Premiums								486
Loyalty Award - Civilian								250
Terminal Leave								885

Total Other Benefits								10,061

Non-Permanent Positions								16,654

Total Personnel Services								480,332

JANUARY 5, 2026	OFFICIAL GAZETTE	1007
DEPARTMENT OF FINANCE

Maintenance and Other Operating Expenses
Travelling Expenses	83,483
Training and Scholarship Expenses	43,782
Supplies and Materials Expenses	23,020
Utility Expenses	38,875
Communication Expenses	19,961
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	6,058
Professional Services	200,387
General Services	69,000
Repairs and Maintenance	33,113
Taxes, Insurance Premiums and Other Fees	9,366
Other Maintenance and Operating Expenses
Advertising Expenses	850
Printing and Publication Expenses	160
Representation Expenses	3,862
Rent/Lease Expenses	13,500
Subscription Expenses	128,156
Other Maintenance and Operating Expenses	56,497

Total Maintenance and Other Operating Expenses	730,070

Total Current Operating Expenditures	1,210,402

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	65,415
Transportation Equipment Outlay	2,500

Total Capital Outlays	67,915

TOTAL NEW APPROPRIATIONS	1,278,317

B. BUREAU OF CUSTOMS

For general administration and support, and operations, as indicated hereunder	₱	4,922,461,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	378,672,000	₱	652,951,000	₱	50,764,000	₱	1,082,387,000
Operations		1,858,944,000		1,786,215,000		194,915,000		3,840,074,000

CUSTOMS REVENUE ENHANCEMENT PROGRAM		1,353,159,000		1,219,143,000		194,915,000		2,767,217,000

1008	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

CUSTOMS BORDER PROTECTION AND CARGO CONTROL AND CLEARANCE PROGRAM		505,785,000		567,072,000				1,072,857,000

TOTAL NEW APPROPRIATIONS	₱	2,237,616,000	₱	2,439,166,000	₱	245,679,000	₱	4,922,461,000

Special Provision(s)

1. Super Green Lane Fund. In addition to the amounts appropriated herein, Fifty Million Pesos (₱50,000,000) shall be used for the maintenance and improvement of the operations of the Super Green Lane Facility, including the Automated Customs Operation System and related computer systems sourced from service fees collected from importers utilizing the Facility.

Implementation of this provision shall be subject to judicious fiscal programming by the National Government.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Non-Intrusive Container Inspection System Project Fund. In addition to the amounts appropriated herein, One Billion Three Hundred Sixty Five Million Four Hundred Twenty Eight Thousand Pesos (₱1,365,428,000) shall be used for the maintenance, improvement, and upgrading of the Non-Intrusive Container Inspection System sourced from the mandatory container security fee imposed on every 40 and 20-footer container or twenty equivalent units under the System.

Implementation of this provision shall be subject to judicious fiscal programming by the National Government.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

3. Rewards and Incentives Fund. Officials and employees of the Bureau of Customs (BOC) shall be granted rewards and incentives for exceeding the prior year’s revenue collection targets, sourced from fifteen percent (15%) of the BOC’s collection in excess of its assigned target, in accordance with Section 4 of R.A. No. 9335 and Section 9 of its Implementing Rules and Regulations. The grant shall be subject to the provisions of the said law, its implementing rules and regulations, and other applicable guidelines.

Implementation of this provision shall be subject to judicious fiscal programming by the National Government.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

4. Tax Refund. The amount of Twenty Billion Fifty Eight Million Nine Hundred Fifty Thousand Pesos (₱20,058,950,000) shall be used for the following:

(a) Refund of excess or erroneous collection of value-added tax (VAT) and other internal revenue taxes in accordance with Section 229 of R.A. No. 8424, as amended, including legal interest thereon treated as related expense;

(b) Refund of excess collections of duties pursuant to Title IX of R.A. No. 10863;

(c) Cash conversion of valid and unexpired Tax Credit Certificates (TCCs) in accordance with Section 204 of R.A. No. 8424, as amended; and

(d) Refund of input taxes attributable to zero-rated or effectively zero-rated transactions under Section 112 of R.A. No. 8424, as amended.

The amount intended for the payment of VAT refunds shall be limited to five percent (5%) of the total VAT collections of the BOC from the immediately preceding year, while those for payment of the other tax refunds shall be sourced from the current year’s tax revenue collections of the BOC. All tax refund payments shall be subject to the following: (i) adjustment of the report on BOC’s tax revenue collections equivalent to the tax refunds for current and prior years; and (ii) COA audit.

The amount herein shall be treated as trust receipts, subject to reversion of any unutilized amount at the end of the year to the unappropriated surplus of the General Fund in accordance with Section 31 of R.A. No. 10963 and Section 45, Chapter 5, Book VI of E.O. No. 292, s. 1987.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

5. Informer’s Reward. Twenty percent (20%) of the actual proceeds from the sale of smuggled and confiscated goods or collected penalties established by law may be given as informer’s reward to persons instrumental in the actual collections of additional revenues in accordance with Section 1512 of R.A. No. 10863.

Said amount, sourced from the proceeds of sale of smuggled and confiscated goods or collected penalties, shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

6. Disposition of Forfeited Motor Transport Equipment and Other Articles. Motor transport equipment and other articles forfeited or abandoned in favor of the government shall be sold at public auction by the BOC upon approval by the DOF. The proceeds of the sale shall be deposited with the National Treasury as income of the General Fund in accordance with Section 44, Chapter 5, Book VI of E.O. No. 292.

Any government agency participating in the said auction shall pay out of its programmed budget for the purpose, subject to the rules and regulations on the acquisition and use of government motor vehicles.

The Commissioner of Customs and the Bureau’s web administrator or his/her equivalent shall be responsible for ensuring that the list of forfeited or abandoned motor equipment and other articles that have been sold in auction are posted on the BOC’s website.

7. Reporting and Posting Requirements. The BOC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) BOC’s website.

The BOC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

JANUARY 5, 2026	OFFICIAL GAZETTE	1009
DEPARTMENT OF FINANCE

8. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	303,519,000	₱	652,951,000	₱	50,764,000	₱	1,007,234,000

National Capital Region (NCR)		159,321,000		522,149,000		34,114,000		715,584,000

Central Office		106,701,000		490,886,000		23,014,000		620,601,000
Collection District II - A - Port of Manila		24,031,000		7,655,000				31,686,000
Collection District II - B - Manila International Container Port		11,190,000		8,002,000				19,192,000
Collection District III - Ninoy Aquino International Airport		17,399,000		15,606,000		11,100,000		44,105,000
Region I - Ilocos		10,133,000		3,912,000				14,045,000

Collection District I - Port of San Fernando		10,133,000		3,912,000				14,045,000
Region II - Cagayan Valley		2,019,000		4,749,000				6,768,000

Collection District XV - Port of Aparri		2,019,000		4,749,000				6,768,000
Region III - Central Luzon		45,500,000		20,822,000				66,322,000

Collection District XIII - Port of Subic		8,473,000		7,249,000				15,722,000
Collection District XIV - Port of Clark		29,271,000		8,357,000				37,628,000
Collection District XVI - Port of Limay		7,756,000		5,216,000				12,972,000
Region IVA - CALABARZON		12,031,000		11,634,000		5,550,000		29,215,000

Collection District IV - Port of Batangas		12,031,000		11,634,000		5,550,000		29,215,000
Region V - Bicol		5,689,000		5,159,000				10,848,000

Collection District V - Port of Legaspi		5,689,000		5,159,000				10,848,000
Region VI - Western Visayas		7,503,000		7,428,000				14,931,000

Collection District VI - Port of Iloilo		7,503,000		7,428,000				14,931,000

1010	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region VII - Central Visayas	11,460,000	9,266,000		20,726,000

Collection District VII - Port of Cebu	11,460,000	9,266,000		20,726,000
Region VIII - Eastern Visayas	6,398,000	4,890,000		11,288,000

Collection District VIII - Port of Tacloban	6,398,000	4,890,000		11,288,000
Region IX - Zamboanga Peninsula	12,148,000	7,178,000		19,326,000

Collection District XI - Port of Zamboanga	12,148,000	7,178,000		19,326,000
Region X - Northern Mindanao	11,565,000	22,343,000	11,100,000	45,008,000

Collection District X - Port of Cagayan de Oro	11,565,000	22,343,000	11,100,000	45,008,000
Region XI - Davao	12,531,000	25,834,000		38,365,000

Collection District XII - Port of Davao	12,531,000	25,834,000		38,365,000
Region XIII - Caraga	7,221,000	7,587,000		14,808,000

Collection District IX - Port of Surigao	7,221,000	7,587,000		14,808,000
Administration of Personnel Benefits	75,153,000			75,153,000

National Capital Region (NCR)	75,153,000			75,153,000

Central Office	75,153,000			75,153,000

Sub-total, General Administration and Support	378,672,000	652,951,000	50,764,000	1,082,387,000

Operations
CUSTOMS REVENUE ENHANCEMENT PROGRAM	1,353,159,000	1,219,143,000	194,915,000	2,767,217,000

Legal Services	178,449,000	93,664,000		272,113,000

National Capital Region (NCR)	170,493,000	91,742,000		262,235,000

Central Office	165,612,000	88,980,000		254,592,000
Collection District II - A - Port of Manila		1,191,000		1,191,000
Collection District II - B - Manila International Container Port		569,000		569,000
Collection District III - Ninoy Aquino International Airport	4,881,000	1,002,000		5,883,000
Region I - Ilocos		137,000		137,000

Collection District I - Port of San Fernando		137,000		137,000
Region III - Central Luzon	4,092,000	157,000		4,249,000

Collection District XIII - Port of Subic	4,092,000	157,000		4,249,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1011
DEPARTMENT OF FINANCE

Region IVA - CALABARZON	600,000	488,000		1,088,000

Collection District IV - Port of Batangas	600,000	488,000		1,088,000
Region V - Bicol	816,000			816,000

Collection District V - Port of Legaspi	816,000			816,000
Region VII - Central Visayas		677,000		677,000

Collection District VII - Port of Cebu		677,000		677,000
Region VIII - Eastern Visayas	816,000	210,000		1,026,000

Collection District VIII - Port of Tacloban	816,000	210,000		1,026,000
Region X - Northern Mindanao	816,000	131,000		947,000

Collection District X - Port of Cagayan de Oro	816,000	131,000		947,000
Region XI - Davao		49,000		49,000

Collection District XII - Port of Davao		49,000		49,000
Region XIII - Caraga	816,000	73,000		889,000

Collection District IX - Port of Surigao	816,000	73,000		889,000
Information Communication and Technology Support Services	61,860,000	873,564,000	194,915,000	1,130,339,000

National Capital Region (NCR)	61,860,000	873,564,000	194,915,000	1,130,339,000

Central Office	61,860,000	873,564,000	194,915,000	1,130,339,000
Examination and Appraisal of Imports	879,408,000	109,138,000		988,546,000

National Capital Region (NCR)	692,204,000	66,553,000		758,757,000

Central Office	75,772,000	41,839,000		117,611,000
Collection District II - A - Port of Manila	210,172,000	7,834,000		218,006,000
Collection District II - B - Manila International Container Port	135,302,000	9,223,000		144,525,000
Collection District III - Ninoy Aquino International Airport	270,958,000	7,657,000		278,615,000
Region I - Ilocos	10,138,000	1,072,000		11,210,000

Collection District I - Port of San Fernando	10,138,000	1,072,000		11,210,000
Region II - Cagayan Valley	1,138,000	926,000		2,064,000

Collection District XV - Port of Aparri	1,138,000	926,000		2,064,000
Region III - Central Luzon	9,249,000	2,828,000		12,077,000

1012	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Collection District XIII - Port of Subic	3,615,000	902,000	4,517,000
Collection District XIV - Port of Clark		1,329,000	1,329,000
Collection District XVI - Port of Limay	5,634,000	597,000	6,231,000
Region IVA - CALABARZON	13,824,000	3,265,000	17,089,000

Collection District IV - Port of Batangas	13,824,000	3,265,000	17,089,000
Region V - Bicol	7,161,000	1,069,000	8,230,000

Collection District V - Port of Legaspi	7,161,000	1,069,000	8,230,000
Region VI - Western Visayas	15,476,000	1,267,000	16,743,000

Collection District VI - Port of Iloilo	15,476,000	1,267,000	16,743,000
Region VII - Central Visayas	36,379,000	12,507,000	48,886,000

Collection District VII - Port of Cebu	36,379,000	12,507,000	48,886,000
Region VIII - Eastern Visayas	12,477,000	347,000	12,824,000

Collection District VIII - Port of Tacloban	12,477,000	347,000	12,824,000
Region IX - Zamboanga Peninsula	18,843,000	899,000	19,742,000

Collection District XI - Port of Zamboanga	18,843,000	899,000	19,742,000
Region X - Northern Mindanao	19,267,000	7,663,000	26,930,000

Collection District X - Port of Cagayan de Oro	19,267,000	7,663,000	26,930,000
Region XI - Davao	27,859,000	10,152,000	38,011,000

Collection District XII - Port of Davao	27,859,000	10,152,000	38,011,000
Region XIII - Caraga	15,393,000	590,000	15,983,000

Collection District IX - Port of Surigao	15,393,000	590,000	15,983,000
Coordination of the Activities of the Export Control Units of Various Ports	34,110,000	138,512,000	172,622,000

National Capital Region (NCR)	34,110,000	138,512,000	172,622,000

Central Office	34,110,000	138,512,000	172,622,000
Evaluation and Classification of Importation	19,851,000		19,851,000

National Capital Region (NCR)	19,851,000		19,851,000

Central Office	19,851,000		19,851,000
Warehousing Services	179,481,000	4,265,000	183,746,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1013
DEPARTMENT OF FINANCE

National Capital Region (NCR)	116,175,000	2,389,000	118,564,000

Collection District II - A - Port of Manila	70,763,000	1,031,000	71,794,000
Collection District II - B - Manila International Container Port	17,849,000	391,000	18,240,000
Collection District III - Ninoy Aquino International Airport	27,563,000	967,000	28,530,000
Region I - Ilocos		67,000	67,000

Collection District I - Port of San Fernando		67,000	67,000
Region II - Cagayan Valley	499,000		499,000

Collection District XV - Port of Aparri	499,000		499,000
Region III - Central Luzon	1,982,000	82,000	2,064,000

Collection District XIII - Port of Subic	1,982,000		1,982,000
Collection District XIV - Port of Clark		82,000	82,000
Region IVA - CALABARZON	8,794,000	177,000	8,971,000

Collection District IV - Port of Batangas	8,794,000	177,000	8,971,000
Region V - Bicol	1,256,000	196,000	1,452,000

Collection District V - Port of Legaspi	1,256,000	196,000	1,452,000
Region VII - Central Visayas	12,392,000	392,000	12,784,000

Collection District VII - Port of Cebu	12,392,000	392,000	12,784,000
Region VIII - Eastern Visayas	1,197,000		1,197,000

Collection District VIII - Port of Tacloban	1,197,000		1,197,000
Region IX - Zamboanga Peninsula	1,888,000	214,000	2,102,000

Collection District XI - Port of Zamboanga	1,888,000	214,000	2,102,000
Region X - Northern Mindanao	8,885,000	307,000	9,192,000

Collection District X - Port of Cagayan de Oro	8,885,000	307,000	9,192,000
Region XI - Davao	23,861,000	365,000	24,226,000

Collection District XII - Port of Davao	23,861,000	365,000	24,226,000
Region XIII - Caraga	2,552,000	76,000	2,628,000

Collection District IX - Port of Surigao	2,552,000	76,000	2,628,000
CUSTOMS BORDER PROTECTION AND CARGO CONTROL AND CLEARANCE PROGRAM	505,785,000	567,072,000	1,072,857,000

1014	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Surveillance and Prevention of Smuggling	505,785,000	567,072,000	1,072,857,000

National Capital Region (NCR)	386,194,000	498,655,000	884,849,000

Central Office	227,654,000	452,642,000	680,296,000
Collection District II - A - Port of Manila	98,696,000	20,983,000	119,679,000
Collection District II - B - Manila International Container Port	29,792,000	18,279,000	48,071,000
Collection District III - Ninoy Aquino International Airport	30,052,000	6,751,000	36,803,000
Region I - Ilocos	10,940,000	3,720,000	14,660,000

Collection District I - Port of San Fernando	10,940,000	3,720,000	14,660,000
Region II - Cagayan Valley	2,319,000	1,877,000	4,196,000

Collection District XV - Port of Aparri	2,319,000	1,877,000	4,196,000
Region III - Central Luzon	4,743,000	12,192,000	16,935,000

Collection District XIII - Port of Subic	934,000	5,430,000	6,364,000
Collection District XIV - Port of Clark		4,205,000	4,205,000
Collection District XVI - Port of Limay	3,809,000	2,557,000	6,366,000
Region IVA - CALABARZON	10,804,000	5,323,000	16,127,000

Collection District IV - Port of Batangas	10,804,000	5,323,000	16,127,000
Region V - Bicol	5,339,000	3,180,000	8,519,000

Collection District V - Port of Legaspi	5,339,000	3,180,000	8,519,000
Region VI - Western Visayas	9,479,000	4,250,000	13,729,000

Collection District VI - Port of Iloilo	9,479,000	4,250,000	13,729,000
Region VII - Central Visayas	16,153,000	12,214,000	28,367,000

Collection District VII - Port of Cebu	16,153,000	12,214,000	28,367,000
Region VIII - Eastern Visayas	6,048,000	493,000	6,541,000

Collection District VIII - Port of Tacloban	6,048,000	493,000	6,541,000
Region IX - Zamboanga Peninsula	6,271,000	4,662,000	10,933,000

Collection District XI - Port of Zamboanga	6,271,000	4,662,000	10,933,000
Region X - Northern Mindanao	24,112,000	10,479,000	34,591,000

Collection District X - Port of Cagayan de Oro	24,112,000	10,479,000	34,591,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1015
DEPARTMENT OF FINANCE

Region XI - Davao		16,410,000		7,938,000				24,348,000

Collection District XII - Port of Davao		16,410,000		7,938,000				24,348,000
Region XIII - Caraga		6,973,000		2,089,000				9,062,000

Collection District IX - Port of Surigao		6,973,000		2,089,000				9,062,000

Sub-total, Operations		1,858,944,000		1,786,215,000		194,915,000		3,840,074,000

TOTAL NEW APPROPRIATIONS	₱	2,237,616,000	₱	2,439,166,000	₱	245,679,000	₱	4,922,461,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								1,633,644

Total Permanent Positions								1,633,644

Other Compensation Common to All
Personnel Economic Relief Allowance								93,888
Representation Allowance								10,470
Transportation Allowance								10,470
Clothing and Uniform Allowance								27,384
Mid-Year Bonus - Civilian								136,140
Year End Bonus								136,140
Cash Gift								19,560
Productivity Enhancement Incentive								19,560
Step Increment								4,088

Total Other Compensation Common to All								457,700

Other Compensation for Specific Groups
Magna Carta for Public Health Workers								245
Quarters Allowance								7,617

Total Other Compensation for Specific Groups								7,862

Other Benefits
PAG-IBIG Contributions								9,384
PhilHealth Contributions								40,283
Employees Compensation Insurance Premiums								4,691
Loyalty Award - Civilian								1,785
Terminal Leave								75,153

Total Other Benefits								131,296

1016	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Non-Permanent Positions	7,114

Total Personnel Services	2,237,616

Maintenance and Other Operating Expenses
Travelling Expenses	46,206
Training and Scholarship Expenses	47,852
Supplies and Materials Expenses	237,956
Utility Expenses	118,866
Communication Expenses	118,704
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	250,000
Extraordinary and Miscellaneous Expenses	12,624
Professional Services	233,483
General Services	127,407
Repairs and Maintenance	137,338
Taxes, Insurance Premiums and Other Fees	16,304
Other Maintenance and Operating Expenses
Advertising Expenses	515
Printing and Publication Expenses	1,887
Representation Expenses	4,321
Transportation and Delivery Expenses	1,779
Rent/Lease Expenses	296,462
Subscription Expenses	746,894
Bank Transaction Fee	361
Other Maintenance and Operating Expenses	40,207

Total Maintenance and Other Operating Expenses	2,439,166

Total Current Operating Expenditures	4,676,782

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	217,519
Transportation Equipment Outlay	27,750
Furniture, Fixtures and Books Outlay	410

Total Capital Outlays	245,679

TOTAL NEW APPROPRIATIONS	4,922,461

C. BUREAU OF INTERNAL REVENUE

For general administration and support, and operations, as indicated hereunder	₱	17,231,086,000

New Appropriations, by Programs/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Financial Expenses	Capital Outlays	Total

JANUARY 5, 2026	OFFICIAL GAZETTE	1017
DEPARTMENT OF FINANCE

A. REGULAR PROGRAMS
General Administration and Support	₱	2,558,345,000	₱	674,915,000	₱	26,682,000	₱	472,908,000	₱	3,732,850,000
Operations		7,623,481,000		5,116,426,000				758,329,000		13,498,236,000

REVENUE ADMINISTRATION PROGRAM		7,623,481,000		5,116,426,000				758,329,000		13,498,236,000

TOTAL NEW APPROPRIATIONS	₱	10,181,826,000	₱	5,791,341,000	₱	26,682,000	₱	1,231,237,000	₱	17,231,086,000

Special Provision(s)

1. Tax Refund. The amount of Thirteen Billion Nine Hundred Thirteen Million Six Hundred Twenty Six Thousand Two Hundred Fourteen Pesos (₱13,913,626,214) shall be used for the following:

(a) Refund of excess or erroneous collection of value-added tax (VAT) and other internal revenue taxes in accordance with Section 229 of R.A. No. 8424, as amended, including legal interest thereon treated as related expense;

(b) Cash conversion of valid and unexpired TCCs in accordance with Section 204 of R.A. No. 8424, as amended;

(c) Refund of input taxes attributable to zero-rated or effectively zero-rated transactions under Section 112 of R.A. No. 8424, as amended;

(d) Monetization of VAT TCCs as part of the TCC Monetization Program; and

(e) VAT Refund for Tourists.

The amount intended for the payment of VAT refunds shall be limited to five percent (5%) of the total VAT collections of the BIR from the immediately preceding year, while those for payment of other tax refunds shall be sourced from the current year’s tax revenue collections of the BIR. All tax refund payments shall be subject to the following: (i) adjustment of the report on BIR’s tax revenue collections equivalent to the tax refunds for current and prior years; and (ii) COA audit.

The amount herein shall be treated as trust receipts, subject to reversion of any unutilized amount at the end of the year to the unappropriated surplus of the General Fund in accordance with Section 31 of R.A. No. 10963 and Section 45, Chapter 5, Book VI of E.O. No. 292, s. 1987.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Informer’s Reward. Ten percent (10%) of the revenues, surcharges or fees recovered, or fines or penalties imposed for violations of R.A. No. 8424, as amended, or One Million Pesos (₱1,000,000) per case, whichever is lower, may be given as informer’s reward to persons instrumental in the discovery and seizure of such goods, except all public officials, whether incumbent or retired, who acquired the information in the course of performance of their duties during their incumbency and their relatives within the sixth degree of consanguinity in accordance with Section 282 (A) of R.A. No. 8424, as amended.

Said amount, sourced from the revenues, surcharges or fees recovered, or fines or penalties imposed, shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

3. Reporting and Posting Requirements. The BIR shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) BIR’s website.

The BIR shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	2,213,646,000	₱	639,742,000	₱	26,682,000	₱	472,908,000	₱	3,352,978,000

National Capital Region (NCR)		1,032,113,000		352,956,000		26,682,000		183,008,000		1,594,759,000

Central Office		361,959,000		113,329,000		26,682,000		183,008,000		684,978,000

1018	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Revenue Regional Office V - Caloocan City	68,917,000	11,757,000		80,674,000
Revenue Regional Office VI - Manila	68,992,000	75,493,000		144,485,000
Revenue Regional Office VII - A - Quezon City	177,516,000	63,174,000		240,690,000
Revenue Regional Office VII - B - East National Capital Region	83,943,000	15,913,000		99,856,000
Revenue Regional Office VIII - A - Makati City	180,788,000	51,363,000		232,151,000
Revenue Regional Office VIII - B - South National Capital Region	89,998,000	21,927,000		111,925,000
Region I - Ilocos	29,205,000	11,385,000		40,590,000

Revenue Regional Office I - Calasiao, Pangasinan	29,205,000	11,385,000		40,590,000
Cordillera Administrative Region (CAR)	29,655,000	6,958,000		36,613,000

Revenue Regional Office II - Cordillera Administrative Region	29,655,000	6,958,000		36,613,000
Region II - Cagayan Valley	38,689,000	21,151,000		59,840,000

Revenue Regional Office III - Tuguegarao, Cagayan	38,689,000	21,151,000		59,840,000
Region III - Central Luzon	61,615,000	41,189,000		102,804,000

Revenue Regional Office IV - San Fernando, Pampanga	61,615,000	41,189,000		102,804,000
Region IVA - CALABARZON	651,406,000	59,867,000		711,273,000

Revenue Regional Office IXA - Cavite, Batangas, Mindoro and Romblon (CaBaMiRo)	320,152,000	29,447,000		349,599,000
Revenue Regional Office IXB - Laguna, Quezon and Marinduque (LaQueMar)	331,254,000	30,420,000		361,674,000
Region V - Bicol	35,539,000	4,122,000		39,661,000

Revenue Regional Office X - Legaspi City	35,539,000	4,122,000		39,661,000
Region VI - Western Visayas	64,815,000	36,938,000	242,000,000	343,753,000

Revenue Regional Office XI - Iloilo City	30,086,000	11,446,000		41,532,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1019
DEPARTMENT OF FINANCE

Revenue Regional Office XII - Bacolod City	34,729,000	25,492,000	242,000,000	302,221,000
Region VII - Central Visayas	43,969,000	30,122,000	47,900,000	121,991,000

Revenue Regional Office XIII - Cebu City	43,969,000	30,122,000	47,900,000	121,991,000
Region VIII - Eastern Visayas	39,443,000	5,034,000		44,477,000

Revenue Regional Office XIV - Tacloban City	39,443,000	5,034,000		44,477,000
Region IX - Zamboanga Peninsula	37,501,000	18,841,000		56,342,000

Revenue Regional Office XV - Zamboanga City	37,501,000	18,841,000		56,342,000
Region X - Northern Mindanao	42,718,000	5,883,000		48,601,000

Revenue Regional Office XVI - Cagayan de Oro City	42,718,000	5,883,000		48,601,000
Region XI - Davao	40,053,000	29,967,000		70,020,000

Revenue Regional Office XIX - Davao City	40,053,000	29,967,000		70,020,000
Region XII - SOCCSKSARGEN	33,855,000	8,769,000		42,624,000

Revenue Regional Office XVIII - Koronadal City	33,855,000	8,769,000		42,624,000
Region XIII - Caraga	33,070,000	6,560,000		39,630,000

Revenue Regional Office XVII - Butuan City	33,070,000	6,560,000		39,630,000
Human Resource Development	72,429,000	12,305,000		84,734,000

National Capital Region (NCR)	72,429,000	12,305,000		84,734,000

Central Office	72,429,000	12,305,000		84,734,000
Investigation and Prosecution of Administrative Cases Filed Against Revenue Personnel and the Security Program	17,124,000	22,868,000		39,992,000

National Capital Region (NCR)	17,124,000	22,868,000		39,992,000

Central Office	17,124,000	22,868,000		39,992,000
Administration of Personnel Benefits	255,146,000			255,146,000

National Capital Region (NCR)	255,146,000			255,146,000

Central Office	255,146,000			255,146,000

1020	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Sub-total, General Administration and Support	2,558,345,000	674,915,000	26,682,000	472,908,000	3,732,850,000

Operations
REVENUE ADMINISTRATION PROGRAM	7,623,481,000	5,116,426,000		758,329,000	13,498,236,000

Formulation, Coordination, Monitoring and Evaluation of Registration, Collection and Assessment Services, Including Tax Formulation of Procedures and Policies on Tax Fraud Investigations and Intelligence Operations	234,567,000	29,600,000			264,167,000

National Capital Region (NCR)	234,567,000	29,600,000			264,167,000

Central Office	234,567,000	29,600,000			264,167,000
Issuance of Tax Rulings, Decisions on Appealed Cases and Assistance in the Prosecution of Civil and Criminal Cases	148,859,000	12,462,000			161,321,000

National Capital Region (NCR)	148,859,000	12,462,000			161,321,000

Central Office	148,859,000	12,462,000			161,321,000
Implementation of the Tax Information and Education Program	67,439,000	24,833,000			92,272,000

National Capital Region (NCR)	67,439,000	24,833,000			92,272,000

Central Office	67,439,000	24,833,000			92,272,000
Enforcement of Internal Revenue Laws	6,876,692,000	2,766,045,000		62,041,000	9,704,778,000

National Capital Region (NCR)	2,381,232,000	1,339,939,000			3,721,171,000

Central Office	498,076,000	282,451,000			780,527,000
Revenue Regional Office V - Caloocan City	375,220,000	142,876,000			518,096,000
Revenue Regional Office VI - Manila	407,857,000	175,529,000			583,386,000
Revenue Regional Office VII - A - Quezon City	477,718,000	114,583,000			592,301,000
Revenue Regional Office VII - B - East National Capital Region	38,161,000	276,626,000			314,787,000
Revenue Regional Office VIII - A - Makati City	544,037,000	102,280,000			646,317,000
Revenue Regional Office VIII - B - South National Capital Region	40,163,000	245,594,000			285,757,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1021
DEPARTMENT OF FINANCE

Region I - Ilocos	390,314,000	73,717,000		464,031,000

Revenue Regional Office I - Calasiao, Pangasinan	390,314,000	73,717,000		464,031,000
Cordillera Administrative Region (CAR)	287,738,000	66,720,000		354,458,000

Revenue Regional Office II - Cordillera Administrative Region	287,738,000	66,720,000		354,458,000
Region II - Cagayan Valley	243,649,000	46,034,000		289,683,000

Revenue Regional Office III - Tuguegarao, Cagayan	243,649,000	46,034,000		289,683,000
Region III - Central Luzon	559,526,000	124,964,000	50,000,000	734,490,000

Revenue Regional Office IV - San Fernando, Pampanga	559,526,000	124,964,000	50,000,000	734,490,000
Region IVA - CALABARZON	187,031,000	247,633,000		434,664,000

Revenue Regional Office IXA - Cavite, Batangas, Mindoro and Romblon (CaBaMiRo)	99,231,000	153,292,000		252,523,000
Revenue Regional Office IXB - Laguna, Quezon and Marinduque (LaQueMar)	87,800,000	94,341,000		182,141,000
Region V - Bicol	326,735,000	92,609,000		419,344,000

Revenue Regional Office X - Legaspi City	326,735,000	92,609,000		419,344,000
Region VI - Western Visayas	483,903,000	151,528,000	10,000,000	645,431,000

Revenue Regional Office XI - Iloilo City	271,947,000	97,805,000	10,000,000	379,752,000
Revenue Regional Office XII - Bacolod City	211,956,000	53,723,000		265,679,000
Region VII - Central Visayas	307,128,000	149,800,000		456,928,000

Revenue Regional Office XIII - Cebu City	307,128,000	149,800,000		456,928,000
Region VIII - Eastern Visayas	292,426,000	71,209,000	2,041,000	365,676,000

Revenue Regional Office XIV - Tacloban City	292,426,000	71,209,000	2,041,000	365,676,000
Region IX - Zamboanga Peninsula	294,320,000	56,892,000		351,212,000

Revenue Regional Office XV - Zamboanga City	294,320,000	56,892,000		351,212,000

1022	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region X - Northern Mindanao		330,519,000		79,816,000						410,335,000

Revenue Regional Office XVI - Cagayan de Oro City		330,519,000		79,816,000						410,335,000
Region XI - Davao		317,845,000		115,822,000						433,667,000

Revenue Regional Office XIX -Davao City		317,845,000		115,822,000						433,667,000
Region XII - SOCCSKSARGEN		272,202,000		88,390,000						360,592,000

Revenue Regional Office XVIII - Koronadal City		272,202,000		88,390,000						360,592,000
Region XIII - Caraga		202,124,000		60,972,000						263,096,000

Revenue Regional Office XVII - Butuan City		202,124,000		60,972,000						263,096,000
Revenue Information Systems Development and Infrastructure Support		243,225,000		2,280,871,000				696,288,000		3,220,384,000

National Capital Region (NCR)		243,225,000		2,280,871,000				696,288,000		3,220,384,000

Central Office		243,225,000		2,280,871,000				696,288,000		3,220,384,000
Planning and Policy Formulation		37,314,000		1,903,000						39,217,000

National Capital Region (NCR)		37,314,000		1,903,000						39,217,000

Central Office		37,314,000		1,903,000						39,217,000
Collation, Analysis, Monitoring, Generation and Development of Internal Revenue Statistics		15,385,000		712,000						16,097,000

National Capital Region (NCR)		15,385,000		712,000						16,097,000

Central Office		15,385,000		712,000						16,097,000

Sub-total, Operations		7,623,481,000		5,116,426,000				758,329,000		13,498,236,000

TOTAL NEW APPROPRIATIONS	₱	10,181,826,000	₱	5,791,341,000	₱	26,682,000	₱	1,231,237,000	₱	17,231,086,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	7,639,427

Total Permanent Positions	7,639,427

JANUARY 5, 2026	OFFICIAL GAZETTE	1023
DEPARTMENT OF FINANCE

Other Compensation Common to All
Personnel Economic Relief Allowance	375,720
Representation Allowance	22,746
Transportation Allowance	22,746
Clothing and Uniform Allowance	109,585
Mid-Year Bonus - Civilian	636,619
Year End Bonus	636,619
Cash Gift	78,275
Productivity Enhancement Incentive	78,275
Step Increment	19,099

Total Other Compensation Common to All	1,979,684

Other Compensation for Specific Groups
Special Counsel Allowance	50,746

Total Other Compensation for Specific Groups	50,746

Other Benefits
PAG-IBIG Contributions	37,572
PhilHealth Contributions	189,864
Employees Compensation Insurance Premiums	18,787
Loyalty Award - Civilian	10,600
Terminal Leave	255,146

Total Other Benefits	511,969

Total Personnel Services	10,181,826

Maintenance and Other Operating Expenses
Travelling Expenses	377,521
Training and Scholarship Expenses	44,967
Supplies and Materials Expenses	613,017
Utility Expenses	415,883
Communication Expenses	402,060
Awards/Rewards and Prizes	3,423
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	10,000
Extraordinary and Miscellaneous Expenses	4,948
Professional Services	848,720
General Services	1,175,416
Repairs and Maintenance	76,872
Taxes, Insurance Premiums and Other Fees	81,674
Other Maintenance and Operating Expenses
Advertising Expenses	8,660
Printing and Publication Expenses	10,003
Transportation and Delivery Expenses	8,297
Rent/Lease Expenses	1,045,265
Membership Dues and Contributions to Organizations	115
Subscription Expenses	603,211
Bank Transaction Fee	66
Other Maintenance and Operating Expenses	61,223

Total Maintenance and Other Operating Expenses	5,791,341

1024	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Financial Expenses
Interest Expenses	26,682

Total Financial Expenses	26,682

Total Current Operating Expenditures	15,999,849

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	364,699
Machinery and Equipment Outlay	129,688
Transportation Equipment Outlay	170,250
Intangible Assets Outlay	566,600

Total Capital Outlays	1,231,237

TOTAL NEW APPROPRIATIONS	17,231,086

D. BUREAU OF LOCAL GOVERNMENT FINANCE

For general administration and support, support to operations and operations, including foreign-assisted project(s), as indicated hereunder	₱	974,023,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	106,640,000	₱	54,277,000	₱	54,450,000	₱	215,367,000
Support to Operations		9,479,000		76,449,000		22,892,000		108,820,000
Operations		125,300,000		124,515,000				249,815,000

LOCAL FINANCE ADMINISTRATION PROGRAM		125,300,000		124,515,000				249,815,000

Total, Regular Programs		241,419,000		255,241,000		77,342,000		574,002,000

B. PROJECT(S)
Foreign-Assisted Project(s)				396,559,000		3,462,000		400,021,000

Total, Project(s)				396,559,000		3,462,000		400,021,000

TOTAL NEW APPROPRIATIONS	₱	241,419,000	₱	651,800,000	₱	80,804,000	₱	974,023,000

Special Provision(s)

1. Assessment Loan Revolving Fund. The Assessment Loan Revolving Fund shall be used for interest-free lending purposes to provinces, cities, and municipalities, tax-mapping projects, periodic revisions of assessments, and other real property assessment programs in accordance with Section 94 of P.D. No. 464, as amended by P.D. No. 1002.

JANUARY 5, 2026	OFFICIAL GAZETTE	1025
DEPARTMENT OF FINANCE

Disbursements or expenditures by the Bureau of Local Government Finance (BLGF) in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate civil and criminal actions under existing laws.

2. Reporting and Posting Requirements. The BLGF shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) BLGF’s website.

The BLGF shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	103,820,000	₱	54,277,000	₱	54,450,000	₱	212,547,000

National Capital Region (NCR)		30,491,000		19,925,000		5,550,000		55,966,000

Central Office		30,491,000		19,925,000		5,550,000		55,966,000
Region I - Ilocos		6,570,000		2,335,000		5,550,000		14,455,000

Regional Office - I		6,570,000		2,335,000		5,550,000		14,455,000
Cordillera Administrative Region (CAR)		4,603,000		2,688,000		5,550,000		12,841,000

Regional Office - CAR		4,603,000		2,688,000		5,550,000		12,841,000
Region II - Cagayan Valley		5,073,000		1,758,000		5,550,000		12,381,000

Regional Office - II		5,073,000		1,758,000		5,550,000		12,381,000
Region III - Central Luzon		4,994,000		1,732,000		5,550,000		12,276,000

Regional Office - III		4,994,000		1,732,000		5,550,000		12,276,000
Region IVA - CALABARZON		5,083,000		1,863,000				6,946,000

Regional Office - IVA		5,083,000		1,863,000				6,946,000
Region IVB - MIMAROPA		2,331,000		3,654,000				5,985,000

Regional Office - IVB		2,331,000		3,654,000				5,985,000

1026	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region V - Bicol	3,488,000	2,380,000		5,868,000

Regional Office - V	3,488,000	2,380,000		5,868,000
Region VI - Western Visayas	5,571,000	1,600,000		7,171,000

Regional Office - VI	5,571,000	1,600,000		7,171,000
Region VII - Central Visayas	5,146,000	3,446,000		8,592,000

Regional Office - VII	5,146,000	3,446,000		8,592,000
Region VIII - Eastern Visayas	6,383,000	2,562,000		8,945,000

Regional Office - VIII	6,383,000	2,562,000		8,945,000
Region IX - Zamboanga Peninsula	3,425,000	1,009,000	5,550,000	9,984,000

Regional Office - IX	3,425,000	1,009,000	5,550,000	9,984,000
Region X - Northern Mindanao	6,538,000	1,858,000	5,550,000	13,946,000

Regional Office - X	6,538,000	1,858,000	5,550,000	13,946,000
Region XI - Davao	5,387,000	1,601,000		6,988,000

Regional Office - XI	5,387,000	1,601,000		6,988,000
Region XII - SOCCSKSARGEN	3,147,000	3,200,000	4,500,000	10,847,000

Regional Office - XII	3,147,000	3,200,000	4,500,000	10,847,000
Region XIII - Caraga	4,373,000	1,746,000	5,550,000	11,669,000

Regional Office - XIII	4,373,000	1,746,000	5,550,000	11,669,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	1,217,000	920,000	5,550,000	7,687,000

Regional Office - BARMM	1,217,000	920,000	5,550,000	7,687,000
Administration of Personnel Benefits	2,820,000			2,820,000

National Capital Region (NCR)	2,820,000			2,820,000

Central Office	2,820,000			2,820,000

Sub-total, General Administration and Support	106,640,000	54,277,000	54,450,000	215,367,000

Support to Operations
Agency Strategic Planning, Management Information System and Public Information and Legal Services	9,479,000	76,449,000	22,892,000	108,820,000

National Capital Region (NCR)	9,479,000	76,449,000	22,892,000	108,820,000

Central Office	9,479,000	76,449,000	22,892,000	108,820,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1027
DEPARTMENT OF FINANCE

Sub-total, Support to Operations	9,479,000	76,449,000	22,892,000	108,820,000

Operations
LOCAL FINANCE ADMINISTRATION PROGRAM	125,300,000	124,515,000		249,815,000

LOCAL FINANCE POLICY REFORMS AND FISCAL PERFORMANCE MONITORING AND EVALUATION SUB-PROGRAM	77,476,000	60,278,000		137,754,000

Development of LGU Treasury and Assessment Operating Policies, Guidelines, Systems and Procedures Including the Promulgation of Rulings/Opinions for the Proper Implementation Thereof	15,299,000	39,458,000		54,757,000

National Capital Region (NCR)	12,865,000	39,458,000		52,323,000

Central Office	12,865,000	39,458,000		52,323,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	2,434,000			2,434,000

Regional Office - BARMM	2,434,000			2,434,000
Conduct of Revenue and Assessment Performance Evaluation and Management, Evaluation and Monitoring of Special Projects on Local Government Finance	57,123,000	19,911,000		77,034,000

National Capital Region (NCR)	10,853,000	9,052,000		19,905,000

Central Office	10,853,000	9,052,000		19,905,000
Region I - Ilocos	3,072,000	855,000		3,927,000

Regional Office - I	3,072,000	855,000		3,927,000
Cordillera Administrative Region (CAR)	3,187,000	844,000		4,031,000

Regional Office - CAR	3,187,000	844,000		4,031,000
Region II - Cagayan Valley	3,861,000	752,000		4,613,000

Regional Office - II	3,861,000	752,000		4,613,000
Region III - Central Luzon	2,551,000	349,000		2,900,000

Regional Office - III	2,551,000	349,000		2,900,000
Region IVA - CALABARZON	2,766,000	936,000		3,702,000

Regional Office - IVA	2,766,000	936,000		3,702,000
Region IVB - MIMAROPA	3,847,000	453,000		4,300,000

Regional Office - IVB	3,847,000	453,000		4,300,000

1028	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region V - Bicol	2,515,000	984,000	3,499,000

Regional Office - V	2,515,000	984,000	3,499,000
Region VI - Western Visayas	2,873,000	1,017,000	3,890,000

Regional Office - VI	2,873,000	1,017,000	3,890,000
Region VII - Central Visayas	2,584,000	502,000	3,086,000

Regional Office - VII	2,584,000	502,000	3,086,000
Region VIII - Eastern Visayas	4,390,000	405,000	4,795,000

Regional Office - VIII	4,390,000	405,000	4,795,000
Region IX - Zamboanga Peninsula	2,733,000	640,000	3,373,000

Regional Office - IX	2,733,000	640,000	3,373,000
Region X - Northern Mindanao	3,180,000	811,000	3,991,000

Regional Office - X	3,180,000	811,000	3,991,000
Region XI - Davao	3,514,000	412,000	3,926,000

Regional Office - XI	3,514,000	412,000	3,926,000
Region XII - SOCCSKSARGEN	2,515,000	452,000	2,967,000

Regional Office - XII	2,515,000	452,000	2,967,000
Region XIII - Caraga	2,682,000	170,000	2,852,000

Regional Office - XIII	2,682,000	170,000	2,852,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		1,277,000	1,277,000

Regional Office - BARMM		1,277,000	1,277,000
Issuance of Certificate of LGU Net Debt Service Ceiling and Net Borrowing Capacity	5,054,000	909,000	5,963,000

National Capital Region (NCR)	5,054,000	909,000	5,963,000

Central Office	5,054,000	909,000	5,963,000
LOCAL FINANCE CAPACITY DEVELOPMENT SUB-PROGRAM	47,824,000	64,237,000	112,061,000

LGU Training on Policies, Procedures and Other Competency Requirements of Local Treasurers and Assessors	47,824,000	64,237,000	112,061,000

National Capital Region (NCR)	4,463,000	55,134,000	59,597,000

Central Office	4,463,000	55,134,000	59,597,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1029
DEPARTMENT OF FINANCE

Region I - Ilocos	2,982,000	119,000	3,101,000

Regional Office - I	2,982,000	119,000	3,101,000
Cordillera Administrative Region (CAR)	2,056,000	469,000	2,525,000

Regional Office - CAR	2,056,000	469,000	2,525,000
Region II - Cagayan Valley	2,947,000	438,000	3,385,000

Regional Office - II	2,947,000	438,000	3,385,000
Region III - Central Luzon	4,065,000	246,000	4,311,000

Regional Office - III	4,065,000	246,000	4,311,000
Region IVA - CALABARZON	2,933,000	952,000	3,885,000

Regional Office - IVA	2,933,000	952,000	3,885,000
Region IVB - MIMAROPA	3,301,000	39,000	3,340,000

Regional Office - IVB	3,301,000	39,000	3,340,000
Region V - Bicol	3,268,000	1,054,000	4,322,000

Regional Office - V	3,268,000	1,054,000	4,322,000
Region VI - Western Visayas	2,915,000	1,057,000	3,972,000

Regional Office - VI	2,915,000	1,057,000	3,972,000
Region VII - Central Visayas	2,866,000	156,000	3,022,000

Regional Office - VII	2,866,000	156,000	3,022,000
Region VIII - Eastern Visayas	2,153,000	517,000	2,670,000

Regional Office - VIII	2,153,000	517,000	2,670,000
Region IX - Zamboanga Peninsula	2,467,000	711,000	3,178,000

Regional Office - IX	2,467,000	711,000	3,178,000
Region X - Northern Mindanao	1,217,000	719,000	1,936,000

Regional Office - X	1,217,000	719,000	1,936,000
Region XI - Davao	3,268,000	240,000	3,508,000

Regional Office - XI	3,268,000	240,000	3,508,000
Region XII - SOCCSKSARGEN	4,890,000	210,000	5,100,000

Regional Office - XII	4,890,000	210,000	5,100,000

1030	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region XIII - Caraga		2,033,000		625,000			2,658,000

Regional Office - XIII		2,033,000		625,000			2,658,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)				1,551,000			1,551,000

Regional Office - BARMM				1,551,000			1,551,000

Sub-total, Operations		125,300,000		124,515,000			249,815,000

Sub-total, Program(s)		241,419,000		255,241,000		77,342,000	574,002,000

PROJECTS
Foreign-Assisted Project(s)
Local Governance Reform Project (LGRP) ADB Loan No. P3944-PHI				396,559,000		3,462,000	400,021,000

National Capital Region (NCR)				396,559,000		3,462,000	400,021,000

Central Office				396,559,000		3,462,000	400,021,000

Loan Proceeds				354,739,000		3,092,000	357,831,000
GOP Counterpart				41,820,000		370,000	42,190,000

Sub-total, Foreign-Assisted Project(s)				396,559,000		3,462,000	400,021,000

Sub-total, Project(s)				396,559,000		3,462,000	400,021,000

TOTAL NEW APPROPRIATIONS	₱	241,419,000	₱	651,800,000	₱	80,804,000	974,023,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	184,793

Total Permanent Positions	184,793

Other Compensation Common to All
Personnel Economic Relief Allowance	7,008
Representation Allowance	2,550
Transportation Allowance	2,550
Clothing and Uniform Allowance	2,044
Mid-Year Bonus - Civilian	15,402
Year End Bonus	15,402
Cash Gift	1,460

JANUARY 5, 2026	OFFICIAL GAZETTE	1031
DEPARTMENT OF FINANCE

Productivity Enhancement Incentive	1,460
Step Increment	466

Total Other Compensation Common to All	48,342

Other Benefits
PAG-IBIG Contributions	701
PhilHealth Contributions	4,411
Employees Compensation Insurance Premiums	352
Terminal Leave	2,820

Total Other Benefits	8,284

Total Personnel Services	241,419

Maintenance and Other Operating Expenses
Travelling Expenses	17,479
Training and Scholarship Expenses	231,021
Supplies and Materials Expenses	13,358
Utility Expenses	3,886
Communication Expenses	9,881
Awards/Rewards and Prizes	100
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,930
Professional Services	315,587
General Services	6,596
Repairs and Maintenance	1,801
Taxes, Insurance Premiums and Other Fees	951
Other Maintenance and Operating Expenses
Printing and Publication Expenses	86
Representation Expenses	167
Rent/Lease Expenses	9,598
Membership Dues and Contributions to Organizations	54
Subscription Expenses	1,964
Other Maintenance and Operating Expenses	37,341

Total Maintenance and Other Operating Expenses	651,800

Total Current Operating Expenditures	893,219

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	4,500
Machinery and Equipment Outlay	22,892
Transportation Equipment Outlay	49,950
Furniture, Fixtures and Books Outlay	3,462

Total Capital Outlays	80,804

TOTAL NEW APPROPRIATIONS	974,023

E. BUREAU OF THE TREASURY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	4,650,643,000

1032	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	70,446,000	₱	122,263,000	₱	24,125,000	₱	216,834,000
Support to Operations		65,391,000		434,023,000		29,693,000		529,107,000
Operations		420,385,000		230,014,000		2,683,119,000		3,333,518,000

FINANCIAL ASSET MANAGEMENT PROGRAM		41,877,000		91,804,000		2,635,267,000		2,768,948,000
DEBT AND RISK MANAGEMENT PROGRAM		25,614,000		17,410,000				43,024,000
NG ACCOUNTING PROGRAM		352,894,000		120,800,000		47,852,000		521,546,000

Total, Regular Programs		556,222,000		786,300,000		2,736,937,000		4,079,459,000

B. PROJECT(S)
Locally-Funded Project(s)				571,184,000				571,184,000

Total, Project(s)				571,184,000				571,184,000

TOTAL NEW APPROPRIATIONS	₱	556,222,000	₱	1,357,484,000	₱	2,736,937,000	₱	4,650,643,000

Special Provision(s)

1. Equity Contribution to International Organizations. The amount of One Hundred Thirty Eight Million Six Hundred Thirteen Thousand Three Hundred Thirty Four Pesos (₱138,613,334) appropriated herein shall be used for capital or quota subscription and revaluation or maintenance of value to foreign financial institutions that has been reviewed by the DFA and the International Commitments Fund Review Panel, and approved by the President of the Philippines in accordance with M.C. No. 194 dated June 11, 2010.

2. Reporting and Posting Requirements. The Bureau of the Treasury (BTr) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) BTr’s website.

The BTr shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 5, 2026	OFFICIAL GAZETTE	1033
DEPARTMENT OF FINANCE

REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	56,730,000	₱	122,263,000	₱	24,125,000	₱	203,118,000

National Capital Region (NCR)		56,730,000		122,263,000		24,125,000		203,118,000

Central Office		56,730,000		122,263,000		24,125,000		203,118,000
Administration of Personnel Benefits		13,716,000						13,716,000

National Capital Region (NCR)		13,716,000						13,716,000

Central Office		13,716,000						13,716,000

Sub-total, General Administration and Support		70,446,000		122,263,000		24,125,000		216,834,000

Support to Operations
Provision of Legal Services Including the Conduct of Research and Investigation		18,356,000		9,523,000				27,879,000

National Capital Region (NCR)		18,356,000		9,523,000				27,879,000

Central Office		18,356,000		9,523,000				27,879,000
Information Systems and IT Support Services		23,729,000		413,247,000		29,693,000		466,669,000

National Capital Region (NCR)		23,729,000		413,247,000		29,693,000		466,669,000

Central Office		23,729,000		413,247,000		29,693,000		466,669,000
Research and Technical Support Services		23,306,000		11,253,000				34,559,000

National Capital Region (NCR)		23,306,000		11,253,000				34,559,000

Central Office		23,306,000		11,253,000				34,559,000

Sub-total, Support to Operations		65,391,000		434,023,000		29,693,000		529,107,000

Operations
FINANCIAL ASSET MANAGEMENT PROGRAM		41,877,000		91,804,000		2,635,267,000		2,768,948,000

Cash Management Funding and Investment of Excess Funds		41,877,000		91,804,000		2,635,267,000		2,768,948,000

National Capital Region (NCR)		41,877,000		91,804,000		2,635,267,000		2,768,948,000

Central Office		41,877,000		91,804,000		2,635,267,000		2,768,948,000
DEBT AND RISK MANAGEMENT PROGRAM		25,614,000		17,410,000				43,024,000

Securities Origination		7,001,000		6,014,000				13,015,000

1034	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

National Capital Region (NCR)		7,001,000		6,014,000				13,015,000

Central Office		7,001,000		6,014,000				13,015,000
Debt Monitoring and Servicing		8,989,000		3,441,000				12,430,000

National Capital Region (NCR)		8,989,000		3,441,000				12,430,000

Central Office		8,989,000		3,441,000				12,430,000
Risk Management		9,624,000		7,955,000				17,579,000

National Capital Region (NCR)		9,624,000		7,955,000				17,579,000

Central Office		9,624,000		7,955,000				17,579,000
NG ACCOUNTING PROGRAM		352,894,000		120,800,000		47,852,000		521,546,000

Recording of NG Financial Transactions		34,381,000		10,109,000				44,490,000

National Capital Region (NCR)		34,381,000		10,109,000				44,490,000

Central Office		34,381,000		10,109,000				44,490,000
Reconciliation of NGAs Books of Accounts		13,346,000		1,609,000				14,955,000

National Capital Region (NCR)		13,346,000		1,609,000				14,955,000

Central Office		13,346,000		1,609,000				14,955,000
Release of Allotment to Local Government Units (ALGU)		305,167,000		109,082,000		47,852,000		462,101,000

National Capital Region (NCR)		305,167,000		109,082,000		47,852,000		462,101,000

Central Office		305,167,000		109,082,000		47,852,000		462,101,000

Sub-total, Operations		420,385,000		230,014,000		2,683,119,000		3,333,518,000

Total, Regular Programs		556,222,000		786,300,000		2,736,937,000		4,079,459,000

PROJECT(S)
Locally-Funded Project(s)
Development of the Treasury Single Account (TSA)				571,184,000				571,184,000

National Capital Region (NCR)				571,184,000				571,184,000

Central Office				571,184,000				571,184,000

Sub-total, Locally-Funded Project(s)				571,184,000				571,184,000

Total, Project(s)				571,184,000				571,184,000

TOTAL NEW APPROPRIATIONS	₱	556,222,000	₱	1,357,484,000	₱	2,736,937,000	₱	4,650,643,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1035
DEPARTMENT OF FINANCE

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	419,551

Total Permanent Positions	419,551

Other Compensation Common to All
Personnel Economic Relief Allowance	14,712
Representation Allowance	6,942
Transportation Allowance	6,942
Clothing and Uniform Allowance	4,291
Mid-Year Bonus - Civilian	34,963
Year End Bonus	34,963
Cash Gift	3,065
Productivity Enhancement Incentive	3,065
Step Increment	1,050

Total Other Compensation Common to All	109,993

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	375

Total Other Compensation for Specific Groups	375

Other Benefits
PAG-IBIG Contributions	1,471
PhilHealth Contributions	10,107
Employees Compensation Insurance Premiums	734
Loyalty Award - Civilian	275
Terminal Leave	13,716

Total Other Benefits	26,303

Total Personnel Services	556,222

Maintenance and Other Operating Expenses
Travelling Expenses	16,770
Training and Scholarship Expenses	22,490
Supplies and Materials Expenses	57,856
Utility Expenses	68,870
Communication Expenses	32,829
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,422
Professional Services	62,331
General Services	62,868

1036	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Repairs and Maintenance	203,702
Taxes, Insurance Premiums and Other Fees	45,473
Other Maintenance and Operating Expenses
Advertising Expenses	1,000
Representation Expenses	34,117
Transportation and Delivery Expenses	2,146
Rent/Lease Expenses	35,172
Membership Dues and Contributions to Organizations	1,455
Subscription Expenses	156,883
Bank Transaction Fee	550,000
Other Maintenance and Operating Expenses	100

Total Maintenance and Other Operating Expenses	1,357,484

Total Current Operating Expenditures	1,913,706

Capital Outlays
Investment Outlay	2,635,267
Property, Plant and Equipment Outlay Buildings and Other Structures	47,852
Machinery and Equipment Outlay	29,693
Furniture, Fixtures and Books Outlay	24,125

Total Capital Outlays	2,736,937

TOTAL NEW APPROPRIATIONS	4,650,643

F. CENTRAL BOARD OF ASSESSMENT APPEALS

For general administration and support, and operations, as indicated hereunder	₱	17,119,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	214,000	₱			₱	214,000
Operations		13,365,000		3,540,000			16,905,000

REAL PROPERTY TAX ADJUDICATION PROGRAM		13,365,000		3,540,000			16,905,000

TOTAL NEW APPROPRIATIONS	₱	13,579,000	₱	3,540,000		₱	17,119,000

Special Provision(s)

1. Reporting and Posting Requirements. The Central Board of Assessment Appeals (CBAA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) CBAA’s website.

JANUARY 5, 2026	OFFICIAL GAZETTE	1037
DEPARTMENT OF FINANCE

The CBAA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
Administration of Personnel Benefits	₱	214,000	₱			₱	214,000

Sub-total, General Administration and Support		214,000					214,000

Operations
REAL PROPERTY TAX ADJUDICATION PROGRAM		13,365,000		3,540,000			16,905,000

Adjudication of Appealed Cases on Real Property Tax Assessment		13,365,000		3,540,000			16,905,000

Sub-total, Operations		13,365,000		3,540,000			16,905,000

TOTAL NEW APPROPRIATIONS	₱	13,579,000	₱	3,540,000		₱	17,119,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary							10,134

Total Permanent Positions							10,134

Other Compensation Common to All
Personnel Economic Relief Allowance							336
Representation Allowance							330
Transportation Allowance							330
Clothing and Uniform Allowance							98
Mid-Year Bonus - Civilian							844
Year End Bonus							844

1038	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Cash Gift	70
Productivity Enhancement Incentive	70
Step Increment	25

Total Other Compensation Common to All	2,947

Other Benefits
PAG-IBIG Contributions	34
PhilHealth Contributions	223
Employees Compensation Insurance Premiums	17
Loyalty Award - Civilian	10
Terminal Leave	214

Total Other Benefits	498

Total Personnel Services	13,579

Maintenance and Other Operating Expenses
Travelling Expenses	776
Training and Scholarship Expenses	176
Supplies and Materials Expenses	572
Utility Expenses	72
Communication Expenses	208
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	175
Professional Services	15
General Services	384
Repairs and Maintenance	132
Taxes, Insurance Premiums and Other Fees	172
Other Maintenance and Operating Expenses
Transportation and Delivery Expenses	6
Rent/Lease Expenses	714
Subscription Expenses	22
Other Maintenance and Operating Expenses	116

Total Maintenance and Other Operating Expenses	3,540

Total Current Operating Expenditures	17,119

TOTAL NEW APPROPRIATIONS	17,119

G. INSURANCE COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	6,000

New Appropriations, by Programs/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 5, 2026	OFFICIAL GAZETTE	1039
DEPARTMENT OF FINANCE

A. REGULAR PROGRAMS
General Administration and Support	₱	1,000	₱	1,000
Operations		5,000		5,000

INSURANCE, PRE-NEED, AND HMO REGULATORY AND SUPERVISORY PROGRAM		5,000		5,000

TOTAL NEW APPROPRIATIONS	₱	6,000	₱	6,000

Special Provision(s)

1. Insurance Fund. In addition to the amounts appropriated herein, One Billion One Hundred Eighty Six Million Four Hundred Thirty Nine Thousand Pesos (₱1,186,439,000) shall be used to cover the PS, MOOE, and Capital Outlays requirements of the Insurance Commission (IC) sourced from the proceeds of premium taxes, constituted into the Insurance Fund in accordance with Section 286 of R.A. No. 8424, as amended.

Implementation of this provision shall be subject to judicious fiscal programming by the National Government.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Funding for Personnel Services. The Personnel Services of the IC shall be sourced from the Pre-need Fund in accordance with Section 5 of R.A. No. 9829. Any deficiency therefrom may be augmented by the Insurance Fund.

Implementation of this provision shall be subject to judicious fiscal programming by the National Government.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

3. Fees, Charges, Penalties, and Other Income Derived from the Regulation of Insurance Companies and Other Supervised Persons or Entities. The amount collected by the IC from fees, charges, penalties, and other income from the regulation of insurance companies and other supervised persons or entities shall be deposited and maintained in a separate account to be used for the salary, allowances, and other expenses of the IC, pursuant to Sections 437 (n) and 441 of R.A. No. 10607.

The implementation of this provision shall be in accordance with the guidelines issued jointly by DBM and IC.

Disbursements or expenditures by the IC in violation of the above requirement shall render any disbursement from said income void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate civil and criminal actions under existing laws.

4. Reporting and Posting Requirements. The IC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) IC’s website.

The IC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,000			₱	1,000

Sub-total, General Administration and Support		1,000				1,000

1040	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Operations
INSURANCE, PRE-NEED, AND HMO REGULATORY AND SUPERVISORY PROGRAM		5,000		5,000

Promulgation and Implementation of Policies, Rules and Regulations		1,000		1,000
Licensing of Insurance, Pre-Need, and HMO Entities and Related Services		1,000		1,000
Examination of Insurance, Pre-Need, and HMO Entities and Evaluation of Financial Reports		1,000		1,000
Review and Approval of Premium Rates, Investments, Reinsurance Treaties, Facultative Placements, and Products		1,000		1,000
Adjudication of Claims/Complaints and Mediation of Disputes		1,000		1,000

Sub-total, Operations		5,000		5,000

TOTAL NEW APPROPRIATIONS	₱	6,000	₱	6,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary				6

Total Permanent Positions				6

Total Personnel Services				6

Total Current Operating Expenditures				6

TOTAL NEW APPROPRIATIONS				6

H. NATIONAL TAX RESEARCH CENTER

For general administration and support, and operations, as indicated hereunder	₱	145,616,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1041
DEPARTMENT OF FINANCE

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	75,214,000	₱	12,724,000			₱	87,938,000
Operations		14,998,000		25,420,000		17,260,000		57,678,000

NATIONAL TAX ADVISORY PROGRAM		14,998,000		25,420,000		17,260,000		57,678,000

TOTAL NEW APPROPRIATIONS	₱	90,212,000	₱	38,144,000	₱	17,260,000	₱	145,616,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Tax Research Center (NTRC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) NTRC’s website.

The NTRC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total

REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	74,682,000	₱	12,724,000	₱		₱	87,406,000
Administration of Personnel Benefits		532,000						532,000

Sub-total, General Administration and Support		75,214,000		12,724,000				87,938,000

Operations
NATIONAL TAX ADVISORY PROGRAM		14,998,000		25,420,000		17,260,000		57,678,000

Tax System and Tax Policy Structure Studies and Surveys		13,318,000		8,353,000				21,671,000
Evaluation of Tax Subsidy Requests from Government-Owned and Controlled Corporations (GOCCs)				125,000				125,000
Evaluation and Processing of IPA
Endorsed Tax Incentives Applications		1,680,000		16,942,000		17,260,000		35,882,000

Sub-total, Operations		14,998,000		25,420,000		17,260,000		57,678,000

TOTAL NEW APPROPRIATIONS		90,212,000		38,144,000		17,260,000		145,616,000

1042	OFFICIAL GAZETTE	VOL. 122, No. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	69,460

Total Permanent Positions	69,460

Other Compensation Common to All
Personnel Economic Relief Allowance	2,496
Representation Allowance	1,068
Transportation Allowance	1,068
Clothing and Uniform Allowance	728
Mid-Year Bonus - Civilian	5,788
Year End Bonus	5,788
Cash Gift	520
Productivity Enhancement Incentive	520
Step Increment	174

Total Other Compensation Common to All	18,150

Other Benefits
PAG-IBIG Contributions	249
PhilHealth Contributions	1,672
Employees Compensation Insurance Premiums	124
Loyalty Award - Civilian	25
Terminal Leave	532

Total Other Benefits	2,602

Total Personnel Services	90,212

Maintenance and Other Operating Expenses
Travelling Expenses	3,000
Training and Scholarship Expenses	1,721
Supplies and Materials Expenses	8,028
Utility Expenses	4,700
Communication Expenses	1,953
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	1,868
General Services	3,300
Repairs and Maintenance	526
Taxes, Insurance Premiums and Other Fees	626
Other Maintenance and Operating Expenses
Printing and Publication Expenses	185
Representation Expenses	88

JANUARY 5, 2026	OFFICIAL GAZETTE	1043
DEPARTMENT OF FINANCE

Rent/Lease Expenses	5,000
Membership Dues and Contributions to Organizations	20
Subscription Expenses	6,993

Total Maintenance and Other Operating Expenses	38,144

Total Current Operating Expenditures	128,356

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	11,760
Transportation Equipment Outlay	5,500

Total Capital Outlays	17,260

TOTAL NEW APPROPRIATIONS	145,616

I. PRIVATIZATION AND MANAGEMENT OFFICE

For general administration and support, and operations, as indicated hereunder	₱	134,603,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	45,240,000	₱	39,891,000	₱	5,230,000	₱	90,361,000
Operations		44,242,000						44,242,000

PRIVATIZATION OF GOVERNMENT ASSETS PROGRAM		44,242,000						44,242,000

TOTAL NEW APPROPRIATIONS	₱	89,482,000	₱	39,891,000	₱	5,230,000	₱	134,603,000

Special Provision(s)

1. Revolving Fund for the Conservation and Disposition of Assets. The revolving fund shall be used for expenses incurred by the Privatization and Management Office (PMO) in the conservation and disposition of assets, including fees of financial advisers, constituted from:

(a) commissions, due diligence fees, and sale of bidding documents;

(b) not more than ten percent (10%) of the proceeds from the disposition of GOCCs, assets and idle properties, as approved by the Privatization Council in accordance with Proclamation No. 50 dated December 15, 1986 and E.O. No. 323, s. 2000; and

(c) not more than ten percent (10%) of the proceeds realized from the disposition of properties of abolished government corporations and former enemy-owned entities of the Board of Liquidators beginning FY 2007 and succeeding years in accordance with E.O. No. 471, s. 2005: Provided, That ninety percent (90%) of said proceeds shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292, and Section 65 of P.D. No. 1445.

In no case shall the revolving fund be used for any other purpose.

Disbursements or expenditures by the PMO in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate civil and criminal actions under existing laws.

2. Reporting and Posting Requirements. The PMO shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

1044	OFFICIAL GAZETTE	VOL. 122, No. 1
GENERAL APPROPRIATIONS ACT, FY 2026

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) PMO’s website.

The PMO shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	45,240,000	₱	39,891,000	₱	5,230,000	₱	90,361,000

Sub-total, General Administration and Support		45,240,000		39,891,000		5,230,000		90,361,000

Operations
PRIVATIZATION OF GOVERNMENT ASSETS PROGRAM		44,242,000						44,242,000

Conservation, Sale/Disposition of Assets and Other Properties		44,242,000						44,242,000

Sub-total, Operations		44,242,000						44,242,000

TOTAL NEW APPROPRIATIONS	₱	89,482,000	₱	39,891,000	₱	5,230,000	₱	134,603,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Non-Permanent Positions	89,482

Total Personnel Services	89,482

Maintenance and Other Operating Expenses
Travelling Expenses	70
Training and Scholarship Expenses	500
Supplies and Materials Expenses	4,500
Utility Expenses	4,300
Communication Expenses	2,132

JANUARY 5, 2026	OFFICIAL GAZETTE	1045
DEPARTMENT OF FINANCE

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	798
General Services	8,500
Repairs and Maintenance	700
Taxes, Insurance Premiums and Other Fees	60
Other Maintenance and Operating Expenses
Representation Expenses	556
Rent/Lease Expenses	200
Subscription Expenses	14,980
Other Maintenance and Operating Expenses	2,595

Total Maintenance and Other Operating Expenses	39,891

Total Current Operating Expenditures	129,373

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	5,230

Total Capital Outlays	5,230

TOTAL NEW APPROPRIATIONS	134,603

1046	OFFICIAL GAZETTE	VOL. 122, No. 1
GENERAL APPROPRIATIONS ACT, FY 2026

GENERAL SUMMARY

DEPARTMENT OF FINANCE

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	480,332,000	₱	730,070,000	₱		₱	67,915,000	₱	1,278,317,000
B. BUREAU OF CUSTOMS		2,237,616,000		2,439,166,000				245,679,000		4,922,461,000
C. BUREAU OF INTERNAL REVENUE		10,181,826,000		5,791,341,000		26,682,000		1,231,237,000		17,231,086,000
D. BUREAU OF LOCAL GOVERNMENT FINANCE		241,419,000		651,800,000				80,804,000		974,023,000
E. BUREAU OF THE TREASURY		556,222,000		1,357,484,000				2,736,937,000		4,650,643,000
F. CENTRAL BOARD OF ASSESSMENT APPEALS		13,579,000		3,540,000						17,119,000
G. INSURANCE COMMISSION		6,000								6,000
H. NATIONAL TAX RESEARCH CENTER		90,212,000		38,144,000				17,260,000		145,616,000
I. PRIVATIZATION AND MANAGEMENT OFFICE		89,482,000		39,891,000				5,230,000		134,603,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF FINANCE	₱	13,890,694,000	₱	11,051,436,000	₱	26,682,000	₱	4,385,062,000	₱	29,353,874,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1047
DEPARTMENT OF FOREIGN AFFAIRS

XIII. DEPARTMENT OF FOREIGN AFFAIRS

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, as indicated hereunder	₱	28,318,364,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support	₱	1,557,600,000	₱	3,181,342,000	₱	2,465,228,000	₱	7,204,170,000
Support to Operations		85,364,000		31,929,000				111,293,000
Operations		10,015,611,000		10,318,500,000		662,790,000		20,996,901,000

DIPLOMACY PROGRAM		6,875,866,000		6,475,886,000		174,763,000		13,526,515,000
CONSULAR / ATN PROGRAM		3,139,745,000		3,842,614,000		488,021,000		7,470,386,000

TOTAL NEW APPROPRIATIONS	₱	11,658,575,000	₱	13,531,111,000	₱	3,128,018,000	₱	28,318,364,000

Special Provision(s)

I. Department of Foreign Affairs Working Fund. All income collected in foreign service posts, including rental income and proceeds from sale of used motor vehicles shall be recorded as income of the General Fund. All the amounts collected in foreign currency may be retained by foreign service posts as working fund, except for honorary consulates which may only retain not more than fifty percent (50%) of such collections in foreign currency for reimbursement of their administrative expenses. For this purpose, the total amount of income retained and the allotments released for foreign service posts shall not exceed the appropriations authorized for the purpose.

2. Passport Revolving Fund. The revolving fund constituted from the fees collected for the processing and issuance of passports requiring special consideration, waiver, or issuance beyond regular office hours shall be used to improve the passporting and consular services of the DFA in accordance with R.A. No. 11983 and augment the requirements for the purchase of passport booklets. In no case shall said fund be used for the payment of travel and transportation allowances and expenses.

Disbursements or expenditures by DFA in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate civil and criminal actions under existing laws.

3. Building Fund. The amount of One Billion Seven Hundred Fifty Million Pesos (₱1,750,000,000) appropriated herein for the Building Fund shall be used for the following:

(a)

acquisition or construction of new properties abroad and in the Philippines for chanceries and residences, as well as office space for consular offices through direct purchase or lease-purchase agreements;

(b)

renovation of deteriorating government-owned consular offices, chanceries, and residences of the Philippine Foreign Service, as well as properties under leasehold agreement for at least twenty (20) years;

(c)	purchase of furniture, fixtures, and equipment for chanceries, residences, and consular offices;

(d)	long-term lease of chanceries, residences, and consular offices when the terms and conditions are favorable and advantageous to the government;

(e)	payment of the services of a highly technical consultant relative to the renovation, redevelopment, and construction of chanceries, residences, and consular offices: and

(f)	payment of rental of a temporary office space for use by the Philippine Foreign Service Posts during construction or major renovation of chanceries and consular offices.

The DFA shall consider all previously committed undertakings and the available balance of the Building Fund in the programming for the current year and give preference to the acquisition or construction of properties abroad and renovation of government-owned properties.

(CONDITIONAL IMPLEMENTATION- President’s Veto Message, January 5, 2026, Volume I-B, page 721, R.A. No. 12314)

1048	OFFICIAL GAZETTE	VOL. 122, No. 1
GENERAL APPROPRIATIONS ACT, FY 2026

4. Rentals of Philippine Chanceries, Consular Offices or Official Residences. The DFA is authorized to pay advance rentals of chanceries, consular offices, and official residences abroad, covering a lease period not exceeding five (5) years and to make minor renovations on the said properties to make them suitable for the Department’s use as the circumstances and the practice of the foreign country may require. Lease-purchase agreements shall not exceed the annual rental appropriations at the time of signing agreement shall require the issuance of multi-year contractual authority in accordance with the General Provisions in this Act.

Where furnished government-owned or leased quarters are available, no living quarter allowance shall be paid to persons occupying such quarters. The cost of utilities, maintenance and minor alterations and repair including cost of furniture, fixtures and household equipment and appliances, if necessary, shall be charged out of savings from appropriations for overseas allowances, subject to rules on modifications in the allotment or use of savings, as the case may be, as provided in the General Provisions of this Act.

The lease agreements shall be subject to the rules on advance payment of rentals and the appropriate use of living quarter allowance: Provided, That the advance payment shall not exceed a one-year term.

5. Purchase of Passport Booklets. The amount of Five Hundred Seventy Four Million One Hundred Seventy Two Thousand Pesos (₱574,172,000) appropriated herein shall be used for the purchase of passport booklets and cost of personalization. Any deficiency for the purchase of passport booklets and personalization may be augmented by the Passport Revolving Fund. Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

6. Tax Refund(s) of Foreign Service Posts. Notwithstanding any provision of law to the contrary, the Secretary of Foreign Affairs is authorized to use the proceeds of tax refunds due to foreign service posts to cover their maintenance and other operating expenses.

The use of said proceeds of tax refunds shall be subject to the rules on modification or the use of savings, as provided under the General Provisions of this Act.

7. Support for Climate Change Negotiations. The DFA shall extend the necessary technical, legal, and logistical support to the Climate Change Commission on the participation of the Philippine delegation in the climate change negotiation processes pursuant to the United Nations Framework Convention on Climate Change and in other international fora on climate change.

8. Insurance Proceeds. Notwithstanding any provision of law to the contrary, the Secretary of Foreign Affairs is authorized to retain and use insurance proceeds covering properties in foreign posts for the replacement or restoration thereof.

9. Provision for Agency Attachés or Representatives and Cost Sharing Agreement. Diplomatic missions and consular offices shall furnish adequate office space, supplies and materials, utilities and other commonly-shared expenses such as, but not limited to, security, janitorial, other general services, and building insurance, to duly accredited attachés or representatives of government agencies assigned thereto: Provided, That the agencies concerned shall contribute a share in the cost expended by the said foreign service post.

10. Benefits for Alien or Local-hire Employees. The appropriations authorized for the hiring of alien or local-hire employees may be used for payment of gratuity or separation pay to the said employees in the foreign service in accordance with local laws. This may include terminal leave and employer’s share in social security or workmen’s compensation, customary in the diplomatic or consular jurisdiction.

11. Overseas Absentee Voting. The amount of Forty Four Million Four Hundred Ninety One Thousand Pesos (₱44,491,000) appropriated herein shall be used for the implementation of R.A. No. 9189, including the conduct of continuing registration, information campaign and development, and maintenance of databases. In no case shall said amount be used for the creation of new positions or the purchase of motor vehicles.

12. Contributions to International Organizations and Hosting of Regional or International Conferences. The amount of Two Billion Eight Hundred Ten Million Seven Hundred Eighty One Thousand Pesos (₱2,810,781,000) appropriated herein shall be used for contributions to international organizations and hosting of regional or international conferences, as reviewed by the DFA and the International Commitments Fund Review Panel and approved by the President of the Philippines in accordance with M.C. No. 194 dated June 11, 2010.

13. Long-Term Lease of Motor Vehicles. Foreign Service Posts are authorized to lease motor vehicles for a period not to exceed two (2) years, with option to renew thereafter if the lease proves to be economically advantageous to the government. However, when acquisition of motor vehicle is preferable and more advantageous to the government, the same shall be included under the DFA’s motor vehicle inventory and refleeting program.

14. Reporting and Posting Requirements. The DFA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the Budget and Treasury Management System (BTMS); and

(b) DFA’s website.

The DFA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

15. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

JANUARY 5, 2026	OFFICIAL GAZETTE	1049
DEPARTMENT OF FOREIGN AFFAIRS

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,278,756,000	₱	3,181,342,000	₱	2,465,228,000	₱	6,925,326,000

National Capital Region (NCR)		1,278,756,000		3,181,342,000		2,465,228,000		6,925,326,000

Home Office		1,278,756,000		3,181,342,000		2,465,228,000		6,925,326,000
Administration of Personnel Benefits		278,844,000						278,844,000

National Capital Region (NCR)		278,844,000						278,844,000

Home Office		278,844,000						278,844,000

Sub-total, General Administration and Support		1,557,600,000		3,181,342,000		2,465,228,000		7,204,170,000

Support to Operations
Legal Services		56,317,000		4,744,000				61,061,000

National Capital Region (NCR)		56,317,000		4,744,000				61,061,000

Home Office		56,317,000		4,744,000				61,061,000
Coordination, Integration, Planning and Monitoring of Foreign Policy		29,047,000		27,185,000				56,232,000

National Capital Region (NCR)		29,047,000		27,185,000				56,232,000

Home Office		29,047,000		27,185,000				56,232,000

Sub-total, Support to Operations		85,364,000		31,929,000				117,293,000

Operations
DIPLOMACY PROGRAM		6,875,866,000		6,475,886,000		174,763,000		13,526,515,000

Formulation, Coordination and Supervision of Foreign Policy		271,787,000		3,356,069,000				3,627,856,000

National Capital Region (NCR)		271,787,000		3,356,069,000				3,627,856,000

Home Office		271,787,000		3,356,069,000				3,627,856,000
Conduct of Bilateral and Multilateral Relations in Accordance with Foreign Policy Directives		6,604,079,000		3,119,817,000		174,763,000		9,898,659,000

National Capital Region (NCR)		6,604,079,000		3,119,817,000		174,763,000		9,898,659,000

Abu Dhabi, United Arab Emirates (UAE)		158,365,000		42,681,000				201,046,000
Abuja, Nigeria		61,154,000		26,822,000		8,287,000		96,263,000
Accra, Republic of Ghana				16,660,000		15,000,000		31,660,000

1050	OFFICIAL GAZETTE	VOL. 122, No. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Agana, Guam, United States of America (USA)		2,376,000		2,376,000
Amman, Jordan	81,372,000	37,654,000		119,026,000
Ankara, Turkey	64,928,000	38,936,000		103,864,000
ASEAN, Jakarta, Indonesia	63,136,000	37,374,000		100,510,000
Astana, Republic of Kazakhstan		28,336,000	20,015,000	48,351,000
Athens, Greece	83,699,000	48,658,000	2,503,000	134,860,000
Baghdad, Iraq	40,294,000	25,275,000		65,569,000
Bandar Seri Begawan, Brunei Darussalam	75,141,000	31,256,000	3,778,000	110,175,000
Bangkok, Thailand	91,579,000	27,401,000		118,980,000
Barcelona, Spain		3,893,000		3,893,000
Beijing, People’s Republic of China	150,444,000	89,435,000	2,758,000	242,637,000
Beirut, Lebanon	66,466,000	37,609,000		104,075,000
Berlin, Germany	103,043,000	54,943,000		157,986,000
Berne, Switzerland	85,779,000	26,087,000		111,866,000
Bogota, Colombia	39,561,000	32,065,000	4,972,000	76,598,000
Brasilia, Brazil	49,074,000	28,291,000		77,365,000
Brussels, Belgium	109,939,000	59,417,000		169,356,000
Bucharest, Romania	46,696,000	33,113,000	3,597,000	83,406,000
Budapest, Hungary	52,066,000	26,482,000	4,987,000	83,535,000
Buenos Aires, Argentina	45,683,000	21,125,000		66,808,000
Cairo, Arab Republic of Egypt	71,256,000	20,646,000		91,902,000
Calgary, Alberta, Canada		3,877,000		3,877,000
Canberra, Australia	99,485,000	28,976,000	12,373,000	140,834,000
Chicago, Illinois, USA		13,778,000		13,778,000
Chongqing, People’s Republic of China		3,934,000		3,934,000
Copenhagen, Denmark	70,420,000	60,020,000	11,582,000	142,022,000
Damascus, Syria	40,491,000	30,981,000		71,472,000
Dhaka, Bangladesh	54,740,000	20,121,000		74,861,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1051
DEPARTMENT OF FOREIGN AFFAIRS

Dili, Timor-Leste	50,896,000	21,148,000		72,044,000
Doha, Qatar	179,550,000	35,208,000		214,758,000
Dubai, UAE		29,674,000		29,674,000
Dublin, Ireland	43,370,000	59,928,000	5,049,000	108,347,000
Frankfurt, Germany		4,428,000		4,428,000
Geneva, Switzerland - PM	144,466,000	41,668,000		186,134,000
Geneva, Switzerland - WTO	372,981,000	33,360,000	5,195,000	411,536,000
Guangzhou, People’s Republic of China		2,891,000		2,891,000
Hanoi, Vietnam	66,719,000	37,095,000		103,814,000
Helsinki, Finland	52,114,000	58,268,000	3,852,000	114,234,000
Hongkong Special Administrative Region, People’s Republic of China		1,275,000		1,275,000
Honolulu, Hawaii, USA		1,420,000		1,420,000
Houston, Texas, USA		3,920,000		3,920,000
Islamabad, Pakistan	56,038,000	25,318,000		81,356,000
Istanbul, Turkey		7,649,000		7,649,000
Jakarta, Indonesia	95,280,000	31,796,000	2,485,000	129,561,000
Jeddah, Kingdom of Saudi Arabia		14,243,000		14,243,000
Kuala Lumpur, Malaysia	162,514,000	47,195,000		209,709,000
Kuwait	129,807,000	33,505,000	3,385,000	166,697,000
Lisbon, Portugal	65,245,000	28,375,000		93,620,000
London, United Kingdom	165,358,000	67,842,000	3,893,000	237,093,000
Los Angeles, California, USA		19,027,000		19,027,000
Macau, People’s Republic of China		1,434,000		1,434,000
Madrid, Spain	89,598,000	56,125,000		145,723,000
Manado, Celebes, Indonesia		1,376,000		1,376,000
Manama, Bahrain	102,473,000	26,602,000		129,075,000
Melbourne, Australia		2,824,000		2,824,000
Mexico City, Mexico	81,264,000	32,435,000		113,699,000

1052	OFFICIAL GAZETTE	VOL. 122, No. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Milan, Italy		17,033,000		17,033,000
Moscow, Russia	93,498,000	67,527,000		161,025,000
Muscat, Oman	69,568,000	31,514,000		101,082,000
Nagoya, Japan		7,000,000		7,000,000
Nairobi, Kenya	161,410,000	25,996,000		187,406,000
New Delhi, India	97,601,000	23,575,000	2,481,000	123,657,000
New York, USA - PCG		8,198,000		8,198,000
New York, USA - PM	159,524,000	114,990,000		274,514,000
Osaka, Japan		11,818,000		11,818,000
Oslo, Norway	87,224,000	46,974,000	9,767,000	143,965,000
Ottawa, Canada	94,497,000	38,436,000	4,247,000	137,180,000
Paris, France	109,960,000	45,042,000		155,002,000
Phnom Penh, Cambodia	56,876,000	22,017,000		78,893,000
Port Moresby, Papua New Guinea	34,137,000	13,626,000		47,763,000
Prague, Czech Republic	59,348,000	30,160,000		89,508,000
Pretoria, South Africa	54,642,000	29,786,000		84,428,000
Rabat, Morocco	64,831,000	20,345,000	6,774,000	91,950,000
Riyadh, Kingdom of Saudi Arabia	191,266,000	72,503,000	5,572,000	269,341,000
Rome, Italy	119,505,000	42,093,000		161,598,000
San Francisco, California, USA		23,924,000		23,924,000
Santiago, Chile	52,505,000	21,841,000	3,107,000	77,453,000
Seoul, South Korea	104,282,000	29,871,000	2,154,000	136,307,000
Shanghai, People’s Republic of China		13,490,000		13,490,000
Singapore	150,208,000	68,469,000		218,677,000
Stockholm, Sweden	77,138,000	48,813,000	3,889,000	129,840,000
Suva, Fiji		15,061,000	10,000,000	25,061,000
Sydney, Australia		13,150,000		13,150,000
Tehran, Iran	45,356,000	28,440,000		73,796,000
Tel-Aviv, Israel	99,191,000	52,296,000		151,487,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1053
DEPARTMENT OF FOREIGN AFFAIRS

The Hague, Netherlands	113,488,000	38,968,000	5,062,000	157,518,000
Tokyo, Japan	179,583,000	84,071,000		263,654,000
Toronto, Canada		4,391,000		4,391,000
Tripoli, Libya	50,336,000	26,087,000	1,893,000	78,316,000
Vancouver, B.C., Canada		3,376,000		3,376,000
Vatican (Holy See)	40,764,000	32,072,000		72,836,000
Vienna, Austria	116,406,000	51,380,000		167,786,000
Vientiane, Lao People’s Democratic Republic	54,243,000	17,875,000		72,118,000
Warsaw, Poland	75,599,000	35,180,000		110,779,000
Washington, D.C., USA	189,243,000	85,934,000		275,177,000
Wellington, New Zealand	79,311,000	25,004,000	2,922,000	107,237,000
Xiamen, People’s Republic of China		6,609,000		6,609,000
Yangon, Myanmar	60,055,000	40,631,000	3,184,000	103,870,000
CONSULAR / ATN PROGRAM	3,139,745,000	3,842,614,000	488,027,000	7,470,386,000

Provision of Consular Services Including Issuance of Passports, Visas and Other Consular Documents	3,139,745,000	2,582,517,000	488,027,000	6,210,289,000

National Capital Region (NCR)	3,139,745,000	2,582,517,000	488,027,000	6,210,289,000

Abuja, Nigeria		2,560,000		2,560,000
Agana, Guam, United States of America (USA)	86,993,000	33,168,000		120,161,000
Ankara, Turkey		2,505,000		2,505,000
Barcelona, Spain	75,322,000	31,014,000		106,336,000
Berlin, Germany		3,963,000		3,963,000
Berne, Switzerland		2,440,000		2,440,000
Bogota, Colombia		1,123,000		1,123,000
Brasilia, Brazil		1,154,000		1,154,000
Bucharest, Romania		1,444,000		1,444,000
Budapest, Hungary		1,499,000		1,499,000
Buenos Aires, Argentina		1,643,000		1,643,000
Busan, South Korea		14,769,000	6,903,000	21,672,000

1054	OFFICIAL GAZETTE	VOL. 122, No. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Cairo, Arab Republic of Egypt		4,797,000		4,797,000
Calgary, Alberta, Canada	72,138,000	33,955,000		106,093,000
Canberra, Australia		2,362,000		2,362,000
Chicago, Illinois, USA	88,789,000	40,298,000		129,087,000
Chongqing, People’s Republic of China	39,383,000	22,444,000	2,762,000	64,589,000
Copenhagen, Denmark		1,145,000		1,145,000
Damascus, Syria		3,319,000		3,319,000
Dhaka, Bangladesh		4,687,000		4,687,000
Dili, Timor-Leste		2,193,000		2,193,000
Doha, Qatar		2,888,000		2,888,000
Dubai, UAE	160,585,000	60,833,000	2,998,000	224,416,000
Dublin, Ireland		4,262,000		4,262,000
Frankfurt, Germany	89,026,000	62,019,000	7,041,000	158,086,000
Guangzhou, People’s Republic of China	86,046,000	39,880,000		125,926,000
Helsinki, Finland		2,674,000		2,674,000
Ho Chi Minh City, Vietnam		21,070,000	12,051,000	33,121,000
Home Office	522,021,000	1,174,538,000	353,157,000	2,049,716,000
Hongkong Special Administrative Region, People’s Republic of China	151,414,000	80,566,000		231,980,000
Honolulu, Hawaii, USA	93,585,000	31,234,000		124,819,000
Houston, Texas, USA	81,861,000	36,806,000	4,165,000	122,832,000
Islamabad, Pakistan		2,355,000		2,355,000
Istanbul, Turkey	61,532,000	19,552,000		81,084,000
Jakarta, Indonesia		1,730,000		1,730,000
Jeddah, Kingdom of Saudi Arabia	163,649,000	50,140,000	8,146,000	221,935,000
Kuwait		1,857,000		1,857,000
Lisbon, Portugal		1,562,000		1,562,000
London, United Kingdom		4,196,000		4,196,000
Los Angeles, California, USA	150,626,000	69,862,000	8,765,000	229,253,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1055
DEPARTMENT OF FOREIGN AFFAIRS

Macau, People’s Republic of China	79,519,000	30,782,000		110,301,000
Madrid, Spain		1,456,000		1,456,000
Manado, Celebes, Indonesia	44,326,000	16,002,000		60,328,000
Manama, Bahrain		1,376,000		1,376,000
Melbourne, Australia	112,746,000	48,347,000		161,093,000
Mexico City, Mexico		1,972,000		1,972,000
Miami, Florida, USA		86,379,000	28,120,000	114,499,000
Milan, Italy	90,099,000	19,372,000		109,471,000
Nagoya, Japan	85,890,000	43,221,000	1,604,000	130,715,000
Nairobi, Kenya		1,987,000		1,987,000
New York, USA - PCG	135,235,000	66,835,000	3,502,000	205,572,000
Osaka, Japan	83,305,000	43,739,000		127,044,000
Oslo, Norway		1,063,000		1,063,000
Ottawa, Canada		2,523,000		2,523,000
Paris, France		1,130,000		1,130,000
Phnom Penh, Cambodia		1,860,000		1,860,000
Port Moresby, Papua New Guinea		2,986,000		2,986,000
Prague, Czech Republic		250,000		250,000
Rabat, Morocco		3,018,000		3,018,000
Rome, Italy		1,717,000		1,717,000
San Francisco, California, USA	170,900,000	49,343,000		220,243,000
Seattle, Washington State, USA		68,732,000	20,000,000	88,732,000
Seoul, South Korea		2,546,000		2,546,000
Shanghai, People’s Republic of China	79,863,000	51,344,000	3,246,000	134,453,000
Singapore		3,171,000		3,171,000
Stockholm, Sweden		2,169,000		2,169,000
Sydney, Australia	72,895,000	12,503,000	15,698,000	101,096,000
Tehran, Iran		1,465,000		1,465,000

1056	OFFICIAL GAZETTE	VOL. 122, No. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Tel-Aviv, Israel				1,578,000				1,578,000
The Hague, Netherlands				1,049,000				1,049,000
Tokyo, Japan				5,048,000				5,048,000
Toronto, Canada		95,136,000		38,116,000		3,797,000		137,049,000
Tripoli, Libya				4,531,000				4,531,000
Vancouver, B.C., Canada		99,624,000		32,858,000		3,428,000		135,910,000
Vatican (Holy See)				4,211,000				4,211,000
Vienna, Austria				1,373,000				1,373,000
Vientiane, Lao People’s Democratic Republic				801,000				801,000
Warsaw, Poland				2,004,000				2,004,000
Washington, D.C., USA				4,932,000				4,932,000
Wellington, New Zealand				2,919,000				2,919,000
Xiamen, People’s Republic of China		67,237,000		35,210,000		2,644,000		105,091,000
Yangon, Myanmar				93,000				93,000
Protection of the Rights and Promotion of Welfare of Overseas Filipinos				1,260,097,000				1,260,097,000

National Capital Region (NCR)				1,260,097,000				1,260,097,000

Home Office				1,260,097,000				1,260,097,000

Sub-total, Operations		10,015,611,000		10,318,500,000		662,790,000		20,996,901,000

TOTAL NEW APPROPRIATIONS	₱	11,658,575,000	₱	13,531,771,000	₱	3,128,018,000	₱	28,318,364,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,286,335
Creation of New Position	36,020

Total Permanent Positions	2,322,355

JANUARY 5, 2026	OFFICIAL GAZETTE	1057
DEPARTMENT OF FOREIGN AFFAIRS

Other Compensation Common to All
Personnel Economic Relief Allowance	54,192
Representation Allowance	23,448
Transportation Allowance	22,512
Clothing and Uniform Allowance	15,806
Mid-Year Bonus - Civilian	190,526
Year End Bonus	190,526
Cash Gift	15,430
Productivity Enhancement Incentive	15,430
Step Increment	5,714

Total Other Compensation Common to All	533,584

Other Compensation for Specific Groups
Overseas Allowance	8,431,883

Total Other Compensation for Specific Groups	8,431,883

Other Benefits
PAG-IBIG Contributions	7,409
PhilHealth Contributions	47,939
Employees Compensation Insurance Premiums	3,706
Terminal Leave	278,844

Total Other Benefits	337,898

Non-Permanent Positions	32,855

Total Personnel Services	11,658,575

Maintenance and Other Operating Expenses
Travelling Expenses	1,505,618
Training and Scholarship Expenses	227,024
Supplies and Materials Expenses	1,121,430
Utility Expenses	218,711
Communication Expenses	321,798
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,706
Professional Services	1,705,369
General Services	638,700
Repairs and Maintenance	190,357
Financial Assistance/Subsidy	1,000,000
Taxes, Insurance Premiums and Other Fees	115,454
Other Maintenance and Operating Expenses
Advertising Expenses	1,768
Printing and Publication Expenses	16,906
Representation Expenses	742,711
Transportation and Delivery Expenses	2,451
Rent/Lease Expenses	2,220,954
Membership Dues and Contributions to Organizations	2,816,196
Subscription Expenses	521,922
Donations	31,800
Bank Transaction Fee	37,780

1058	OFFICIAL GAZETTE	VOL. 122, No. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Other Maintenance and Other Operating Expenses	90,116

Total Maintenance and Other Operating Expenses	13,531,771

Total Current Operating Expenditures	25,190,346

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	2,130,326
Machinery and Equipment Outlay	686,650
Transportation Equipment Outlay	258,204
Furniture, Fixtures and Books Outlay	12,438
Other Property Plant and Equipment Outlay	400
Intangible Assets Outlay	40,000

Total Capital Outlays	3,128,018

TOTAL NEW APPROPRIATIONS	28,318,364

B. FOREIGN SERVICE INSTITUTE

For general administration and support, and operations, as indicated hereunder	₱	173,147,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support	₱	24,313,000	₱	68,978,000	₱		₱	93,291,000
Operations		48,372,000		30,384,000		1,100,000		79,856,000

FOREIGN SERVICE PERSONNEL DEVELOPMENT AND TECHNICAL RESEARCH PROGRAM		48,372,000		30,384,000		1,100,000		79,856,000

TOTAL NEW APPROPRIATIONS	₱	72,685,000	₱	99,362,000	₱	1,100,000	₱	173,147,000

Special Provision(s)

1. Reporting and Posting Requirements. The Foreign Service Institute (FSI) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) FSI’s website.

The FSI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

JANUARY 5, 2026	OFFICIAL GAZETTE	1059
DEPARTMENT OF FOREIGN AFFAIRS

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	16,078,000	₱	68,978,000	₱		₱	85,056,000
Administration of Personnel Benefits		8,235,000						8,235,000

Sub-total, General Administration and Support		24,313,000		68,978,000				93,291,000

Operations
FOREIGN SERVICE PERSONNEL DEVELOPMENT AND TECHNICAL RESEARCH PROGRAM		48,372,000		30,384,000		1,100,000		79,856,000

Formulation, Development, Conduct of Personnel Development, and Technical Research, Publication and Dissemination of Studies on Philippine Foreign Policy		48,372,000		30,384,000		1,100,000		79,856,000

Sub-total, Operations		48,372,000		30,384,000		1,100,000		79,856,000

TOTAL NEW APPROPRIATIONS	₱	72,685,000	₱	99,362,000	₱	1,100,000	₱	173,147,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	44,386

Total Permanent Positions	44,386

Other Compensation Common to All
Personnel Economic Relief Allowance	2,088
Representation Allowance	330
Transportation Allowance	330
Clothing and Uniform Allowance	609
Honoraria	5,302
Mid-Year Bonus - Civilian	3,699
Year End Bonus	3,699
Cash Gift	435

1060	OFFICIAL GAZETTE	VOL. 122, No. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Productivity Enhancement Incentive	435
Step Increment	111

Total Other Compensation Common to All	17,038

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	255

Total Other Compensation for Specific Groups	255

Other Benefits
PAG-IBIG Contributions	209
PhilHealth Contributions	1,092
Employees Compensation Insurance Premiums	104
Loyalty Award - Civilian	30
Terminal Leave	8,235

Total Other Benefits	9,670

Non-Permanent Positions	1,336

Total Personnel Services	72,685

Maintenance and Other Operating Expenses
Travelling Expenses	7,085
Training and Scholarship Expenses	11,212
Supplies and Materials Expenses	5,460
Utility Expenses	5,356
Communication Expenses	2,558
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	5,662
General Services	4,400
Repairs and Maintenance	365
Taxes, Insurance Premiums and Other Fees	200
Other Maintenance and Operating Expenses
Advertising Expenses	27
Printing and Publication Expenses	400
Representation Expenses	1,496
Rent/Lease Expenses	43,660
Membership Dues and Contributions to Organizations	14
Subscription Expenses	5,666
Bank Transaction Fee	3
Other Maintenance and Operating Expense	5,600

Total Maintenance and Other Operating Expenses	99,362

Total Current Operating Expenditures	172,047

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,100

JANUARY 5, 2026	OFFICIAL GAZETTE	1061
DEPARTMENT OF FOREIGN AFFAIRS

Total Capital Outlays	1,100

TOTAL NEW APPROPRIATIONS	173,147

C. PRESIDENTIAL COMMISSION ON VISITING FORCES

For operations, as indicated hereunder	₱	51,575,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
Operations	₱	23,013,000	₱	26,885,000	₱	1,677,000	₱	51,575,000

PRESIDENTIAL OVERSIGHT PROGRAM		23,013,000		26,885,000		1,677,000		51,575,000

TOTAL NEW APPROPRIATIONS	₱	23,013,000	₱	26,885,000	₱	1,677,000	₱	51,575,000

Special Provision(s)

1. Reporting and Posting Requirements. The Presidential Commission on Visiting Forces (PCVF) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) PCVF’s website.

The PCVF shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
Operations
PRESIDENTIAL OVERSIGHT PROGRAM	₱	23,013,000	₱	26,885,000	₱	1,677,000	₱	51,575,000

Engagement, Coordination, Monitoring, Evaluation and Assessment of Visiting Forces Agreements		23,013,000		26,885,000		1,677,000		51,575,000

Sub-total, Operations		23,013,000		26,885,000		1,677,000		51,575,000

TOTAL NEW APPROPRIATIONS	₱	23,013,000	₱	26,885,000	₱	1,677,000	₱	51,575,000

1062	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Other Compensation for Specific Groups
Anniversary Bonus - Civilian	69

Total Other Compensation for Specific Groups	69

Non-Permanent Positions	22,944

Total Personnel Services	23,013

Maintenance and Other Operating Expenses
Travelling Expenses	12,484
Training and Scholarship Expenses	347
Supplies and Materials Expenses	1,327
Utility Expenses	22
Communication Expenses	760
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	108
Professional Services	1,620
Repairs and Maintenance	109
Other Maintenance and Operating Expenses
Printing and Publication Expenses	790
Representation Expenses	7,165
Rent/Lease Expenses	2,153

Total Maintenance and Other Operating Expenses	26,885

Total Current Operating Expenditures	49,898

Capital Outlays
Property, Plant and Equipment Outlay
Transportation Equipment Outlay	1,677

Total Capital Outlays	1,677

TOTAL NEW APPROPRIATIONS	51,575

D. TECHNICAL COOPERATION COUNCIL OF THE PHILIPPINES

For general administration and support, and operations, as indicated hereunder	₱	31,560,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1063
DEPARTMENT OF FOREIGN AFFAIRS

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support	₱	2,189,000	₱	1,762,000	₱		₱	3,951,000
Operations				27,329,000		280,000		27,609,000

ECONOMIC AND TECHNICAL SKILLS TRAINING PROGRAM				27,329,000		280,000		27,609,000

TOTAL NEW APPROPRIATIONS	₱	2,189,000	₱	29,091,000	₱	280,000	₱	31,560,000

Special Provision(s)

1. Reporting and Posting Requirements. The Technical Cooperation Council of the Philippines (TCCP) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) TCCP’s website.

The TCCP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	2,049,000	₱	1,762,000	₱		₱	3,811,000
Administration of Personnel Benefits		140,000						140,000

Sub-total, General Administration and Support		2,189,000		1,762,000				3,951,000

Operations
ECONOMIC AND TECHNICAL SKILLS TRAINING PROGRAM				27,329,000		280,000		27,609,000

Coordination and Conduct of Economic and Technical Skills Training Programs and Services for Developing and Least Developed Countries				27,329,000		280,000		27,609,000

Sub-total, Operations				27,329,000		280,000		27,609,000

1064	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

TOTAL NEW APPROPRIATIONS	₱	2,189,000	₱	29,091,000	₱	280,000	₱	31,560,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,471

Total Permanent Positions	1,471

Other Compensation Common to All
Personnel Economic Relief Allowance	96
Clothing and Uniform Allowance	28
Honoraria	102
Mid-Year Bonus - Civilian	123
Year End Bonus	123
Cash Gift	20
Productivity Enhancement Incentive	20
Step Increment	4

Total Other Compensation Common to All	516

Other Benefits
PAG-IBIG Contributions	10
PhilHealth Contributions	37
Employees Compensation Insurance Premiums	5
Loyalty Award - Civilian	10
Terminal Leave	140

Total Other Benefits	202

Total Personnel Services	2,189

Maintenance and Other Operating Expenses
Travelling Expenses	22,328
Training and Scholarship Expenses	2,708
Supplies and Materials Expenses	493
Communication Expenses	26
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	101
Taxes, Insurance Premiums and Other Fees	128
Other Maintenance and Operating Expenses
Printing and Publication Expense	1,401
Representation Expenses	428
Rent/Lease Expenses	975

JANUARY 5, 2026	OFFICIAL GAZETTE	1065
DEPARTMENT OF FOREIGN AFFAIRS

Subscription Expenses	6
Bank Transaction Fee	1
Other Maintenance and Operating Expenses	346

Total Maintenance and Other Operating Expenses	29,091

Total Current Operating Expenditures	31,280

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	280

Total Capital Outlays	280

TOTAL NEW APPROPRIATIONS	31,560

E. UNESCO NATIONAL COMMISSION OF THE PHILIPPINES

For general administration and support, and operations, as indicated hereunder	₱	51,414,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support	₱	13,093,000	₱	12,569,000	₱	1,800,000	₱	27,462,000
Operations				23,952,000				23,952,000

UNESCO PROMOTION, IMPLEMENTATION AND COORDINATION PROGRAM				23,952,000				23,952,000

TOTAL NEW APPROPRIATIONS	₱	13,093,000	₱	36,521,000	₱	1,800,000	₱	51,414,000

Special Provision(s)

1. Reporting and Posting Requirements. The UNESCO National Commission of the Philippines (UNACOM) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) UNACOM’s website.

The UNACOM shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

1066	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	13,093,000	₱	12,569,000	₱	1,800,000	₱	27,462,000

Sub-total, General Administration and Support		13,093,000		12,569,000		1,800,000		27,462,000

Operations
UNESCO PROMOTION, IMPLEMENTATION AND COORDINATION PROGRAM				23,952,000				23,952,000

Participation in the Support for UNESCO Programs				23,215,000				23,215,000
Operation of the Southeast Asian Center for Lifelong Learning for Sustainable Development				737,000				737,000

Sub-total, Operations				23,952,000				23,952,000

TOTAL NEW APPROPRIATIONS	₱	13,093,000	₱	36,521,000	₱	1,800,000	₱	51,414,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	9,219

Total Permanent Positions	9,219

Other Compensation Common to All
Personnel Economic Relief Allowance	336
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	98
Honoraria	473
Mid-Year Bonus - Civilian	768
Year End Bonus	768
Cash Gift	70
Productivity Enhancement Incentive	70
Step Increment	23

JANUARY 5, 2026	OFFICIAL GAZETTE	1067
DEPARTMENT OF FOREIGN AFFAIRS

Total Other Compensation Common to All	3,110

Other Compensation for Specific Groups Anniversary Bonus - Civilian	42

Total Other Compensation for Specific Groups	42

Other Benefits
PAG-IBIG Contributions	34
PhilHealth Contributions	194
Employees Compensation Insurance Premiums	17

Total Other Benefits	245

Non-Permanent Positions	477

Total Personnel Services	13,093

Maintenance and Other Operating Expenses
Travelling Expenses	8,006
Training and Scholarship Expenses	10,028
Supplies and Materials Expenses	1,115
Communication Expenses	654
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	100
Professional Services	10,556
Repairs and Maintenance	439
Taxes, Insurance Premiums and Other Fees	60
Other Maintenance and Operating Expenses
Advertising Expenses	5
Printing and Publication Expenses	1,966
Representation Expenses	900
Rent/Lease Expenses	470
Subscription Expenses	370
Other Maintenance and Operating Expenses	1,852

Total Maintenance and Other Operating Expenses	36,521

Total Current Operating Expenditures	49,614

Capital Outlays
Property, Plant and Equipment Outlay
Transportation Equipment Outlay	1,800

Total Capital Outlays	1,800

TOTAL NEW APPROPRIATIONS	51,414

1068	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

GENERAL SUMMARY

DEPARTMENT OF FOREIGN AFFAIRS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	11,658,575,000	₱	13,531,771,000	₱	3,128,018,000	₱	28,318,364,000
B. FOREIGN SERVICE INSTITUTE		72,685,000		99,362,000		1,100,000		173,147,000
C. PRESIDENTIAL COMMISSION ON VISITING FORCES		23,013,000		26,885,000		1,677,000		51,575,000
D. TECHNICAL COOPERATION COUNCIL OF THE PHILIPPINES		2,189,000		29,091,000		280,000		31,560,000
E. UNESCO NATIONAL COMMISSION OF THE PHILIPPINES		13,093,000		36,521,000		1,800,000		51,414,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF FOREIGN AFFAIRS	₱	11,769,555,000	₱	13,723,630,000	₱	3,132,875,000	₱	28,626,060,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1069
DEPARTMENT OF HEALTH

XIV. DEPARTMENT OF HEALTH

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, operations, including locally-funded and foreign-assisted projects, as indicated hereunder	₱	297,489,464,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	15,867,479,000	₱	2,188,360,000	₱	43,700,000	₱	18,099,539,000
Support to Operations		31,786,000		695,271,000		408,233,000		1,135,290,000
Operations		86,890,469,000		150,708,832,000		31,701,523,000		269,300,824,000

HEALTH POLICY AND SYSTEMS STRENGTHENING PROGRAM		1,149,418,000		7,525,534,000		400,000,000		9,074,952,000
LOCAL HEALTH SYSTEM SUPPORT PROGRAM		22,618,466,000		23,844,632,000		22,228,982,000		68,692,080,000
HEALTH FACILITIES OPERATION PROGRAM		61,992,703,000		64,969,546,000		9,072,541,000		136,034,790,000
HEALTH REGULATORY PROGRAM		1,119,591,000		231,595,000				1,351,186,000
SOCIAL HEALTH PROTECTION PROGRAM		10,291,000		54,137,525,000				54,147,816,000

Total, Regular Programs		102,789,734,000		153,592,463,000		32,153,456,000		288,535,653,000

B. PROJECT(S)
Locally-Funded Project(s)				284,280,000				284,280,000
Foreign-Assisted Project(s)				3,459,347,000		5,210,184,000		8,669,531,000

Total, Project(s)				3,743,627,000		5,210,184,000		8,953,811,000

TOTAL NEW APPROPRIATIONS	₱	102,789,734,000	₱	157,336,090,000	₱	37,363,640,000	₱	297,489,464,000

Special Provision(s)

1. Hospital and Other Health Facilities Income. In addition to the amounts appropriated herein, all income generated from the operation of specialized hospitals, medical centers, other hospitals under the DOH, institute for disease prevention and control, drug abuse treatment and rehabilitation centers and facilities, blood service facilities (blood stations, blood collection units, blood banks, blood centers), and public health laboratories (National Reference Laboratories, Subnational Reference Laboratories, Regional Public Health Laboratories), shall be deposited in an authorized government depository bank and used to augment the hospitals’ and other health facilities’ MOOE and Capital Outlay requirements, to ensure the delivery of people-centered quality healthcare services and patients’ and health workers’ safety as major contributor to the achievement of the Universal Health Care (UHC) goals, with priority in the UHC Integration Sites and GIDAs, subject to the guidelines issued jointly by the DBM and DOH.

In no case shall said amount be used for the payment of salaries, allowances, and other benefits.

1070	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Disbursements or expenditures by the hospitals and other health facilities under the DOH in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate civil and criminal actions under existing laws.

The DOH shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year, its audited financial statements for the immediately preceding year. The Secretary of Health and the agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the DOH website.

2. Fees and Charges of the Bureau of Quarantine. In addition to the amounts appropriated herein, Two Hundred Fifty Million Six Hundred Thirty Nine Thousand Pesos (₱250,639,000) shall be used for the operational requirements of the Bureau of Quarantine sourced from at least fifty percent (50%) of the fees and charges collected in accordance with Section 9 of R.A. No. 9271.

Implementation of this provision shall be subject to judicious fiscal programming by the National Government.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

3. Fees, Fines, Royalties, and Other Charges of the Food and Drug Administration. In addition to the amounts appropriated herein, Five Hundred Seventeen Million Thirty Two Thousand Pesos (₱517,032,000) shall be used for the purposes authorized under R.A. No. 9502, as amended, sourced from fees, fines, royalties, and other charges collected by the Food and Drug Administration (FDA) in accordance with the said law.

Implementation of this provision shall be subject to judicious fiscal programming by the National Government.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

4. Quick Response Fund. The amount of Five Hundred Million Pesos (₱500,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for the rehabilitation and repair of health facilities, replacement of medical and health-support equipment, procurement of additional emergency health commodities/supplies and other essential resources, provision for emergency medical assistance, emergency engagement of health personnel to provide medical and public health services, and for other operational expenses during the response phase of the emergency or disaster to ensure the rapid restoration of health services, the delivery of critical health interventions, and the stabilization of health conditions, in order that the situation and living conditions of people in communities or areas affected by natural or human-induced calamities, epidemics, crises, and catastrophes, which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities, such as conduct of training, insurance of assets, and public information and education initiatives, or any other purpose not authorized in this provision.

Utilization of the QRF shall be subject to DBM-OCD J.C. No. 2025-01 dated April 2, 2025, and such other guidelines as may be issued by the OCD and DBM.

5. Health Facilities Enhancement Program. The amount appropriated herein for the implementation of the Health Facilities Enhancement Program (HFEP) shall be used for the construction, upgrading, or expansion of government health care facilities, and purchase of medical equipment, including equipment for medical ancillary services, and medical transport vehicles for such facilities, with priorities in the construction/ completion of ongoing infrastructure projects, the establishment of specialty centers in DOH hospitals, and the construction of primary care facilities (PCFs) in the Universal Health Care Integration Sites (UHC-IS) and Geographically Isolated and Disadvantaged Areas (GIDAs), the upgrading of other DOH-managed facilities, and the establishment of warehouses and other support infrastructure based on utmost necessity and consistent with R.A. No. 11223 (Universal Health Care Act).

In the implementation of the infrastructure projects and procurement of equipment used for medical purposes and/ or required for the delivery of medical ancillary and support services under the HFEP, the DOH may enter into a MOA with the Department of Public Works and Highways, other appropriate government agencies or qualified LGUs in accordance with Section 103 of the General Provisions of this Act. The DOH may likewise undertake implementation through appropriate Public-Private Partnership (PPP) arrangements.

The implementation of the project by the implementing agencies, LGUs, or through PPP must comply with the original project scope, cost, and approved timeline of construction except in cases of unforeseen or fortuitous events, subject to the guidelines to be issued by the DOH specifically for this purpose. The DOH shall promptly transfer or release the funds necessary for the implementation of the projects, subject to the provisions of the MOA and to applicable budgeting, accounting, and auditing laws, rules, and regulations.

The transfer of funds for HFEP projects under MOA with Corporate Hospitals and Ministry of Health-BARMM shall be subject to the necessary guidelines to implement this provision, the MOA. on the transfer of funds, and the existing budgeting, accounting, and auditing rules and regulations.

Release of subsequent funds for the Corporate Hospitals and BARMM shall be made only when at least fifty percent (50%) of the amount previously transferred has been liquidated in accordance with accounting and auditing rules and regulations.

The DOH, through the Centers for Health Development (CHDs), shall be responsible for the implementation of health infrastructure projects, procurement of medical equipment, and medical transport vehicles, particularly the completion of project timelines and budget releases, and shall provide healthcare expertise in terms of the specific standards and requirements of the facilities to ensure their functionality in terms of design and layout.

DOH hospitals and Drug Abuse Treatment and Rehabilitation Centers (DATRCs) with HFEP funding lodged under the line items for DOH hospitals in Metro Manila, the regions, and DATRCs shall coordinate with the CHDs and the DOH Central Office, in accordance with prescribed guidelines, and shall be responsible for complying with facility standards, as well as timely submission of reports.

In the implementation of infrastructure projects costing more than One Million Pesos (₱1,000,000), the DOH is authorized to deduct not more than one percent (1%) of the project cost to be used for engineering and administrative overhead (EAO) expenses. The EAO expenses shall be treated or booked-up as capitalized expenditures and form part of the project cost.

The details of the HFEP are provided in Volume I-B of this Act.

JANUARY 5, 2026	OFFICIAL GAZETTE	1071
DEPARTMENT OF HEALTH

6. Medical Assistance to Indigent and Financially-Incapacitated Patients. The amount appropriated herein under Medical Assistance to Indigent and Financially-Incapacitated Patients (MAIFIP) shall be used for hospitalization and medical assistance to indigent or financially-incapacitated patients, including, but not limited to, in-patient services, outpatient services, comprehensive checkups, emergency services, dental services, ambulatory care services, ophthalmology services, drugs, and medicines as approved by the FDA, and one hundred percent (100%) professional fees, subject to the guidelines issued by the DOH: Provided, That the DOH, in consultation with established medical societies, shall formulate and issue the necessary guidelines to govern the coverage of professional fees under the MAIFIP program. In no case shall more than one percent (1%) of said amount be used for administrative expenses.

The Centers for Health Development (CHDs), through their respective CHD Directors, may enter into a Memorandum of Agreement (MOA) with health facilities such as, but not limited to, DOH hospitals including the four (4) specialty hospitals, State Universities and Colleges (SUC) hospitals, and Local Government Unit (LGU) hospitals and medical services, including clinical laboratories, primary health care facilities, DOH-accredited dental clinics, Free Standing Dialysis Clinics, ambulatory surgical clinics, and eye centers, both private and public, intended for the indigent and financially-incapacitated patients, subject to the guidelines issued by the DOH.

Likewise, the CHDs may also enter into a MOA with private hospitals and clinical laboratories for health and medical services intended for the indigent or financially-incapacitated patients, which the government hospitals are unable to provide, subject to the guidelines issued by the DOH.

The medical assistance to indigent or financially-incapacitated patients shall also apply to emergency cases handled by private health facilities: Provided, That the private health facility where the patient is brought is the closest in distance and is able to provide the services needed by the patient at the time of emergency.

Release of subsequent funds for the medical assistance by the DOH to specialty, SUC and LGU hospitals shall be through the CHDs and made only when at least fifty percent (50%) of the amount previously transferred has been liquidated in accordance with accounting and auditing rules and regulations.

In the case of unavailability of drugs and medicines, DOH-central office and/or health facilities may enter into a MOA with pharmacies to ensure continued access to drugs and medicines registered with the FDA, including those not listed in the Philippine National Drug Formulary (PNDF) intended for the beneficiaries of the MAIFIP program, subject to relevant laws, rules, and regulations.

Unless there is a valid ground for refusai it shall be unlawful for a health facility, whether public, or private, that has entered into a MOA with the CHD under this special provision, to refuse to accept the referral letter, coupon, check, or voucher issued by the DOH as full or partial payment of the obligation of the qualified beneficiary under the MAIFIP program.

The DOH, in accordance with R.A. No. 10173 (Data Privacy Act of 2012), shall post on its website the name of recipient hospitals, and the age, gender, city/municipality, and disease of recipient indigent and financially-incapacitated patients for purposes of accountability and research, subject to the guidelines to be issued by the DOH.

7. Department of Health Pre-Service Scholarship Program. The amount appropriated herein for the DOH Pre-Service Scholarship Program shall be used to fund the scholarship of its existing scholars.

After passing the board examination, the scholars of the Program shall render return service to the government in accordance with the guidelines issued by the DOH.

8. Advance Payment for Drugs and Vaccines Not Locally Available. The DOH is authorized to deposit or pay in advance the amount necessary for the procurement of drugs and vaccines, not locally available, from the World Health Organization, United Nations Children’s Fund, and other specialized agencies of the United Nations, international organizations, or international financing institutions.

9. Zero Balance Billing in LGU Hospitals. The amount of One Billion Pesos (₱1,000,000,000) appropriated herein for the implementation of !he DOH Universal Health Care Fund for Zero Balance Billing (ZBB) in Local Government Unit (LGU) hospitals shall be used to cover rendered in-patient services of patients in basic accommodation of LGU hospitals: Provided, That the DOH, in coordination with the concerned LGUs, shall formulate and issue the necessary guidelines to govern the implementation of this program, including but not limited to, eligibility criteria, reporting requirements, and compliance obligations.

10. Cancer Control Program. Of the amount appropriated herein under the Nationally-procured Commodities for Prevention and Control of Non-Communicable Diseases, One Billion Forty Five Million Eight Hundred Eighty Thousand Pesos (₱1,045,880,000) shall be used to cover the cost of cancer prevention, detection, treatment, and care as components of the established National Integrated Cancer Control Program pursuant to R.A. No. 11215 and its IRR.

The said budget will be used for the procurement and delivery of cancer, supportive care, and palliative care medicines.

11. Cancer Assistance Fund. The amount of One Billion Five Hundred Million Pesos (₱1,500,000,000) appropriated herein for Cancer Assistance Fund shall be used to fund the cost of cancer prevention, screening, early detection, diagnosis, treatment, and its care-related components, including the needed diagnostics and laboratories for cancer management of cancer patients, persons living with cancer, cancer survivors, and other individuals, subject to existing guidelines issued by DOH.

12. Mental Health Program. Of the amounts appropriated herein under the Nationally-procured Commodities for Prevention and Control of Non-Communicable Diseases, Seven Hundred Forty Two Million Six Hundred Twelve Thousand Pesos (₱742,612,000) shall be used to cover the procurement and delivery of mental health essential medicines, including other activities relevant to the implementation and operationalization of the Mental Health Program pursuant to R.A. No. 11036 (Mental Health Act) and its implementing rules and regulations.

13. Implementation of National Health Workforce Support System. In the deployment of doctors, midwives, nurses and other health-related workers, the DOH shall give priority to the following: (i) 4th and 5th class municipalities; (ii) GIDAs; (iii) Indigenous Peoples communities; (iv) where the absolute number of poor and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA; and (v) municipalities unable to achieve Human Resources for Health standards, to include priority government health facilities.

14. Human Resources for Health Institutional Capacity Management. Under the Human Resources for Health (HRH) and Institutional Capacity Management line item, the DOH may extend in-service learning and development interventions and scholarship offerings to human resources for health of the LGUs for them to obtain necessary competencies for an efficient and effective health service delivery and health system management capabilities thereby contributing to achieving the vision of Universal Health Care for stronger health systems and improved health outcomes of the Filipinos. This provision shall be implemented in accordance with the provisions of R.A. No. 11223.

15. Promoting Climate-Adaptive Health Sector. The DOH, in coordination with the Climate Change Commission (CCC), shall establish platforms or networks that facilitate awareness raising, capacity building, and collaboration among potential climate change champions, health professionals, policymakers, civil society organizations, and other stakeholder groups, to advocate for health adaptation priorities effectively at all levels.

1072	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

16. Green Health Facilities. The DOH, through its Green and Safe Health Facilities Program, shall, as much as possible, promote the greening of hospitals and other health facilities, including the improvement of energy and water efficiency and conservation, sustainable cooling systems, and sustainable healthcare waste management.

17. Filling of Vacant Positions. The DOH shall take all appropriate measures to fill its existing vacant positions before December 31, 2026.

For this purpose, the DOH Secretary is hereby mandated to submit quarterly status reports to the Senate Committee on Health and Demography and the House Committee on Health of the implementation of this provision, not later than the tenth day after the close of the quarter.

18. Tobacco Prevention and Control Surveillance. The amount of Seventy Three Million Pesos (₱73,000,000) appropriated herein under Health Statistics shall be directly released to the PSA for the conduct of Global Adult Tobacco Survey 2026.

19. Direct Release of Research Evaluation and Research-related Funds to the Philippine Institute of Development Studies. The amount of Twenty Million Pesos (₱20,000,000) under the Health Sector Governance and Strategy Management shall be directly released to the Philippine Institute for Development Studies for evaluation of the Medical Assistance to Indigent and Financially-Incapacitated Patients Program and other public health programs of the DOH.

20. Grant of Honoraria. Non-DOH members of special, technical, and advisory boards/committees/councils/working groups convened by DOH in support to Universal Health Care implementation and its strategic operations, except those who are employees of government or contractually engaged as consultants, shall be provided with honoraria subject to guidelines to be issued jointly by DOH and DBM, in accordance with the general provision on honoraria in this Act.

21. Reporting and Posting Requirements. The DOH shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the Budget and Treasury Management System (BTMS); and

(b) DOH’s website.

The DOH shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

22. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,593,131,000	₱	2,099,794,000	₱	43,700,000	₱	3,736,625,000

National Capital Region (NCR)		361,971,000		1,058,365,000		43,700,000		1,464,036,000

Central Office		325,286,000		964,059,000		43,700,000		1,333,045,000
Metro Manila Center for Health Development		36,685,000		94,306,000				130,991,000
Region I - Ilocos		52,927,000		47,945,000				100,872,000

Ilocos Center for Health Development		52,927,000		47,945,000				100,872,000
Cordillera Administrative Region (CAR)		74,376,000		40,390,000				114,766,000

Cordillera Center for Health Development		74,376,000		40,390,000				114,766,000
Region II - Cagayan Valley		85,206,000		58,308,000				143,514,000

Cagayan Valley Center for Health Development		85,206,000		58,308,000				143,514,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1073
DEPARTMENT OF HEALTH

Region III - Central Luzon	174,714,000	48,967,000	223,681,000

Central Luzon Center for Health Development	174,714,000	48,967,000	223,681,000
Region IVA - CALABARZON	114,559,000	92,664,000	207,223,000

CALABARZON Center for Health Development	114,559,000	92,664,000	207,223,000
Region IVB - MIMAROPA	66,407,000	71,474,000	137,881,000

MIMAROPA Center for Health Development	66,407,000	71,474,000	137,881,000
Region V - Bicol	89,257,000	106,686,000	195,943,000

Bicol Center for Health Development	89,257,000	106,686,000	195,943,000
Region VI - Western Visayas	90,739,000	61,908,000	152,647,000

Western Visayas Center for Health Development	90,739,000	61,908,000	152,647,000
Negros Island Region (NIR)		59,329,000	59,329,000

Negros Island Region Center for Health Development		59,329,000	59,329,000
Region VII - Central Visayas	34,035,000	75,458,000	109,493,000

Central Visayas Center for Health Development	34,035,000	75,458,000	109,493,000
Region VIII - Eastern Visayas	98,470,000	83,583,000	182,053,000

Eastern Visayas Center for Health Development	98,470,000	83,583,000	182,053,000
Region IX - Zamboanga Peninsula	65,471,000	52,833,000	118,304,000

Zamboanga Peninsula Center for Health Development	65,471,000	52,833,000	118,304,000
Region X - Northern Mindanao	79,669,000	81,800,000	161,469,000

Northern Mindanao Center for Health Development	79,669,000	81,800,000	161,469,000
Region XI - Davao	68,511,000	77,713,000	146,224,000

Davao Region Center for Health Development	68,511,000	77,713,000	146,224,000
Region XII - SOCCSKSARGEN	63,528,000	58,711,000	122,239,000

SOCCSKSARGEN Center for Health Development	63,528,000	58,711,000	122,239,000
Region XIII - Caraga	73,291,000	23,660,000	96,951,000

Caraga Center for Health Development	73,291,000	23,660,000	96,951,000
Administration of Personnel Benefits	14,274,348,000		14,274,348,000

National Capital Region (NCR)	14,274,348,000		14,274,348,000

Central Office	14,274,348,000		14,274,348,000

1074	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Corporate Communications		88,566,000		88,566,000

National Capital Region (NCR)		88,566,000		88,566,000

Central Office		88,566,000		88,566,000

Sub-total, General Administration and Support	15,867,479,000	2,188,360,000	43,700,000	18,099,539,000

Support to Operations
Health Information Technology	31,786,000	695,271,000	408,233,000	1,135,290,000

National Capital Region (NCR)	31,786,000	695,271,000	408,233,000	1,135,290,000

Central Office	31,786,000	695,271,000	408,233,000	1,135,290,000

Sub-total, Support to Operations	31,786,000	695,271,000	408,233,000	1,135,290,000

Operations
HEALTH POLICY AND SYSTEMS STRENGTHENING PROGRAM	1,149,418,000	7,525,534,000	400,000,000	9,074,952,000

HEALTH SYSTEMS, POLICY AND STANDARDS SUB-PROGRAM	195,529,000	2,442,862,000		2,638,391,000

International Health Policy Development and Cooperation	23,740,000	164,319,000		188,059,000

National Capital Region (NCR)	23,740,000	164,319,000		188,059,000

Central Office	23,740,000	164,319,000		188,059,000
Health Sector Policy and Plan Development	54,945,000	13,383,000		68,328,000

National Capital Region (NCR)	54,945,000	13,383,000		68,328,000

Central Office	54,945,000	13,383,000		68,328,000
Health Sector Research Development	2,163,000	90,417,000		92,580,000

National Capital Region (NCR)	2,163,000	60,130,000		62,293,000

Central Office	2,163,000	57,871,000		60,034,000
Metro Manila Center for Health Development		2,259,000		2,259,000
Region I - Ilocos		2,438,000		2,438,000

Ilocos Center for Health Development		2,438,000		2,438,000
Cordillera Administrative Region (CAR)		1,856,000		1,856,000

Cordillera Center for Health Development		1,856,000		1,856,000
Region II - Cagayan Valley		1,947,000		1,947,000

Cagayan Valley Center for Health Development		1,947,000		1,947,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1075
DEPARTMENT OF HEALTH

Region III - Central Luzon		2,756,000	2,756,000

Central Luzon Center for Health Development		2,756,000	2,756,000
Region IVA - CALABARZON		2,698,000	2,698,000

CALABARZON Center for Health Development		2,698,000	2,698,000
Region IVB - MIMAROPA		1,698,000	1,698,000

MIMAROPA Center for Health Development		1,698,000	1,698,000
Region V - Bicol		2,155,000	2,155,000

Bicol Center for Health Development		2,155,000	2,155,000
Region VI - Western Visayas		1,157,000	1,157,000

Western Visayas Center for Health Development		1,157,000	1,157,000
Region VII - Central Visayas		2,387,000	2,387,000

Central Visayas Center for Health Development		2,387,000	2,387,000
Region VIII - Eastern Visayas		2,541,000	2,541,000

Eastern Visayas Center for Health Development		2,541,000	2,541,000
Region IX - Zamboanga Peninsula		1,527,000	1,527,000

Zamboanga Peninsula Center for Health Development		1,527,000	1,527,000
Region X - Northern Mindanao		2,016,000	2,016,000

Northern Mindanao Center for Health Development		2,016,000	2,016,000
Region XI - Davao		1,753,000	1,753,000

Davao Region Center for Health Development		1,753,000	1,753,000
Region XII - SOCCSKSARGEN		1,493,000	1,493,000

SOCCSKSARGEN Center for Health Development		1,493,000	1,493,000
Region XIII - Caraga		1,865,000	1,865,000

Caraga Center for Health Development		1,865,000	1,865,000
Health Facility Policy and Plan Development	51,675,000	116,953,000	168,628,000

National Capital Region (NCR)	51,675,000	63,457,000	115,132,000

Central Office	51,675,000	59,473,000	111,148,000
Metro Manila Center for Health Development		3,984,000	3,984,000

1076	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region I - Ilocos	3,685,000	3,685,000

Ilocos Center for Health Development	3,685,000	3,685,000
Cordillera Administrative Region (CAR)	3,486,000	3,486,000

Cordillera Center for Health Development	3,486,000	3,486,000
Region II - Cagayan Valley	2,988,000	2,988,000

Cagayan Valley Center for Health Development	2,988,000	2,988,000
Region III - Central Luzon	2,988,000	2,988,000

Central Luzon Center for Health Development	2,988,000	2,988,000
Region IVA - CALABARZON	3,685,000	3,685,000

CALABARZON Center for Health Development	3,685,000	3,685,000
Region IVB - MIMAROPA	2,988,000	2,988,000

MIMAROPA Center for Health Development	2,988,000	2,988,000
Region V - Bicol	2,888,000	2,888,000

Bicol Center for Health Development	2,888,000	2,888,000
Region VI - Western Visayas	2,988,000	2,988,000

Western Visayas Center for Health Development	2,988,000	2,988,000
Negros Island Region (NIR)	2,900,000	2,900,000

Negros Island Region Center for Health Development	2,900,000	2,900,000
Region VII - Central Visayas	3,984,000	3,984,000

Central Visayas Center for Health Development	3,984,000	3,984,000
Region VIII - Eastern Visayas	3,984,000	3,984,000

Eastern Visayas Center for Health Development	3,984,000	3,984,000
Region IX - Zamboanga Peninsula	3,735,000	3,735,000

Zamboanga Peninsula Center for Health Development	3,735,000	3,735,000
Region X - Northern Mindanao	3,735,000	3,735,000

Northern Mindanao Center for Health Development	3,735,000	3,735,000
Region XI - Davao	3,486,000	3,486,000

Davao Region Center for Health Development	3,486,000	3,486,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1077
DEPARTMENT OF HEALTH

Region XII - SOCCSKSARGEN		2,988,000	2,988,000

SOCCSKSARGEN Center for Health Development		2,988,000	2,988,000
Region XIII - Caraga		2,988,000	2,988,000

Caraga Center for Health Development		2,988,000	2,988,000
Local Health Systems Development and Assistance	23,297,000	1,383,131,000	1,406,428,000

National Capital Region (NCR)	23,297,000	179,120,000	202,417,000

Central Office	23,297,000	90,291,000	113,588,000
Metro Manila Center for Health Development		88,829,000	88,829,000
Region I - Ilocos		81,678,000	81,678,000

Ilocos Center for Health Development		81,678,000	81,678,000
Cordillera Administrative Region (CAR)		90,155,000	90,155,000

Cordillera Center for Health Development		90,155,000	90,155,000
Region II - Cagayan Valley		83,214,000	83,214,000

Cagayan Valley Center for Health Development		83,214,000	83,214,000
Region III - Central Luzon		79,753,000	79,753,000

Central Luzon Center for Health Development		79,753,000	79,753,000
Region IVA - CALABARZON		74,546,000	74,546,000

CALABARZON Center for Health Development		74,546,000	74,546,000
Region IVB - MIMAROPA		79,838,000	79,838,000

MIMAROPA Center for Health Development		79,838,000	79,838,000
Region V - Bicol		78,707,000	78,707,000

Bicol Center for Health Development		78,707,000	78,707,000
Region VI - Western Visayas		78,548,000	78,548,000

Western Visayas Center for Health Development		78,548,000	78,548,000
Negros Island Region (NIR)		54,005,000	54,005,000

Negros Island Region Center for Health Development		54,005,000	54,005,000
Region VII - Central Visayas		66,041,000	66,041,000

Central Visayas Center for Health Development		66,041,000	66,041,000

1078	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region VIII - Eastern Visayas	87,791,000	87,791,000

Eastern Visayas Center for Health Development	87,791,000	87,791,000
Region IX - Zamboanga Peninsula	65,867,000	65,867,000

Zamboanga Peninsula Center for Health Development	65,867,000	65,867,000
Region X - Northern Mindanao	75,723,000	75,723,000

Northern Mindanao Center for Health Development	75,723,000	75,723,000
Region XI - Davao	73,302,000	73,302,000

Davao Region Center for Health Development	73,302,000	73,302,000
Region XII - SOCCSKSARGEN	66,103,000	66,103,000

SOCCSKSARGEN Center for Health Development	66,103,000	66,103,000
Region XIII - Caraga	68,740,000	68,740,000

Caraga Center for Health Development	68,740,000	68,740,000
Pharmaceutical Management	123,732,000	123,732,000

National Capital Region (NCR)	63,653,000	63,653,000

Central Office	54,808,000	54,808,000
Metro Manila Center for Health Development	8,845,000	8,845,000
Region I - Ilocos	4,116,000	4,116,000

Ilocos Center for Health Development	4,116,000	4,116,000
Cordillera Administrative Region (CAR)	4,764,000	4,764,000

Cordillera Center for Health Development	4,764,000	4,764,000
Region II - Cagayan Valley	4,043,000	4,043,000

Cagayan Valley Center for Health Development	4,043,000	4,043,000
Region III - Central Luzon	6,140,000	6,140,000

Central Luzon Center for Health Development	6,140,000	6,140,000
Region IVA - CALABARZON	4,776,000	4,776,000

CALABARZON Center for Health Development	4,776,000	4,776,000
Region IVB - MIMAROPA	2,669,000	2,669,000

MIMAROPA Center for Health Development	2,669,000	2,669,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1079
DEPARTMENT OF HEALTH

Region V - Bicol		5,662,000	5,662,000

Bicol Center for Health Development		5,662,000	5,662,000
Region VI - Western Visayas		4,055,000	4,055,000

Western Visayas Center for Health Development		4,055,000	4,055,000
Region VII - Central Visayas		3,910,000	3,910,000

Central Visayas Center for Health Development		3,910,000	3,910,000
Region VIII - Eastern Visayas		5,055,000	5,055,000

Eastern Visayas Center for Health Development		5,055,000	5,055,000
Region IX - Zamboanga Peninsula		3,164,000	3,164,000

Zamboanga Peninsula Center for Health Development		3,164,000	3,164,000
Region X - Northern Mindanao		4,093,000	4,093,000

Northern Mindanao Center for Health Development		4,093,000	4,093,000
Region XI - Davao		2,501,000	2,501,000

Davao Region Center for Health Development		2,501,000	2,501,000
Region XII - SOCCSKSARGEN		3,338,000	3,338,000

SOCCSKSARGEN Center for Health Development		3,338,000	3,338,000
Region XIII - Caraga		1,793,000	1,793,000

Caraga Center for Health Development		1,793,000	1,793,000
Human Resources for Health (HRH) and Institutional Capacity Management	39,709,000	435,955,000	475,664,000

National Capital Region (NCR)	39,709,000	394,336,000	434,045,000

Central Office	39,709,000	391,945,000	431,654,000
Metro Manila Center for Health Development		2,391,000	2,391,000
Region I - Ilocos		2,187,000	2,187,000

Ilocos Center for Health Development		2,187,000	2,187,000
Cordillera Administrative Region (CAR)		3,026,000	3,026,000

Cordillera Center for Health Development		3,026,000	3,026,000
Region II - Cagayan Valley		3,079,000	3,079,000

Cagayan Valley Center for Health Development		3,079,000	3,079,000

1080	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region III - Central Luzon	2,659,000	2,659,000

Central Luzon Center for Health Development	2,659,000	2,659,000
Region IVA - CALABARZON	3,075,000	3,075,000

CALABARZON Center for Health Development	3,075,000	3,075,000
Region IVB - MIMAROPA	2,042,000	2,042,000

MIMAROPA Center for Health Development	2,042,000	2,042,000
Region V - Bicol	1,945,000	1,945,000

Bicol Center for Health Development	1,945,000	1,945,000
Region VI - Western Visayas	2,575,000	2,575,000

Western Visayas Center for Health Development	2,575,000	2,575,000
Negros Island Region (NIR)	2,196,000	2,196,000

Negros Island Region Center for Health Development	2,196,000	2,196,000
Region VII - Central Visayas	2,465,000	2,465,000

Central Visayas Center for Health Development	2,465,000	2,465,000
Region VIII - Eastern Visayas	2,659,000	2,659,000

Eastern Visayas Center for Health Development	2,659,000	2,659,000
Region IX - Zamboanga Peninsula	2,659,000	2,659,000

Zamboanga Peninsula Center for Health Development	2,659,000	2,659,000
Region X - Northern Mindanao	2,659,000	2,659,000

Northern Mindanao Center for Health Development	2,659,000	2,659,000
Region XI - Davao	3,075,000	3,075,000

Davao Region Center for Health Development	3,075,000	3,075,000
Region XII - SOCCSKSARGEN	2,659,000	2,659,000

SOCCSKSARGEN Center for Health Development	2,659,000	2,659,000
Region XIII - Caraga	2,659,000	2,659,000

Caraga Center for Health Development	2,659,000	2,659,000
Health Sector Governance and Strategy Management	74,252,000	74,252,000

National Capital Region (NCR)	74,252,000	74,252,000

Central Office	74,252,000	74,252,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1081
DEPARTMENT OF HEALTH

Public-Private Partnership for Health		20,360,000		20,360,000

National Capital Region (NCR)		20,360,000		20,360,000

Central Office		20,360,000		20,360,000
Health Tourism		20,360,000		20,360,000

National Capital Region (NCR)		20,360,000		20,360,000

Central Office		20,360,000		20,360,000
PUBLIC HEALTH POLICY, PLANNING, MONITORING AND EVALUATION SUB-PROGRAM	953,889,000	5,082,672,000	400,000,000	6,436,561,000

Health Promotion	28,811,000	1,085,914,000		1,114,725,000

National Capital Region (NCR)	28,811,000	551,401,000		580,212,000

Central Office	28,811,000	500,000,000		528,811,000
Metro Manila Center for Health Development		51,401,000		51,401,000
Region I - Ilocos		32,738,000		32,738,000

Ilocos Center for Health Development		32,738,000		32,738,000
Cordillera Administrative Region (CAR)		16,534,000		16,534,000

Cordillera Center for Health Development		16,534,000		16,534,000
Region II - Cagayan Valley		17,882,000		17,882,000

Cagayan Valley Center for Health Development		17,882,000		17,882,000
Region III - Central Luzon		41,597,000		41,597,000

Central Luzon Center for Health Development		41,597,000		41,597,000
Region IVA - CALABARZON		34,759,000		34,759,000

CALABARZON Center for Health Development		34,759,000		34,759,000
Region IVB - MIMAROPA		34,280,000		34,280,000

MIMAROPA Center for Health Development		34,280,000		34,280,000
Region V - Bicol		38,551,000		38,551,000

Bicol Center for Health Development		38,551,000		38,551,000
Region VI - Western Visayas		54,511,000		54,511,000

Western Visayas Center for Health Development		54,511,000		54,511,000

1082	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Negros Island Region (NIR)		38,518,000	38,518,000

Negros Island Region Center for Health Development		38,518,000	38,518,000
Region VII - Central Visayas		34,265,000	34,265,000

Central Visayas Center for Health Development		34,265,000	34,265,000
Region VIII - Eastern Visayas		32,121,000	32,121,000

Eastern Visayas Center for Health Development		32,121,000	32,121,000
Region IX - Zamboanga Peninsula		34,073,000	34,073,000

Zamboanga Peninsula Center for Health Development		34,073,000	34,073,000
Region X - Northern Mindanao		37,720,000	37,720,000

Northern Mindanao Center for Health Development		37,720,000	37,720,000
Region XI - Davao		31,076,000	31,076,000

Davao Region Center for Health Development		31,076,000	31,076,000
Region XII - SOCCSKSARGEN		32,495,000	32,495,000

SOCCSKSARGEN Center for Health Development		32,495,000	32,495,000
Region XIII - Caraga		23,393,000	23,393,000

Caraga Center for Health Development		23,393,000	23,393,000
Disease Prevention and Control	858,155,000	2,441,228,000	3,299,383,000

National Capital Region (NCR)	156,769,000	883,046,000	1,039,815,000

Central Office	89,760,000	820,862,000	910,622,000
Metro Manila Center for Health Development	67,009,000	62,184,000	129,193,000
Region I - Ilocos	72,778,000	79,421,000	152,199,000

Ilocos Center for Health Development	72,778,000	79,421,000	152,199,000
Cordillera Administrative Region (CAR)	35,134,000	49,112,000	84,246,000

Cordillera Center for Health Development	35,134,000	49,112,000	84,246,000
Region II - Cagayan Valley	33,153,000	154,792,000	187,945,000

Cagayan Valley Center for Health Development	33,153,000	154,792,000	187,945,000
Region III - Central Luzon	45,287,000	218,523,000	263,810,000

Central Luzon Center for Health Development	45,287,000	218,523,000	263,810,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1083
DEPARTMENT OF HEALTH

Region IVA - CALABARZON	42,606,000	92,562,000	135,168,000

CALABARZON Center for Health Development	42,606,000	92,562,000	135,168,000
Region IVB - MIMAROPA	38,640,000	103,442,000	142,082,000

MIMAROPA Center for Health Development	38,640,000	103,442,000	142,082,000
Region V - Bicol	44,643,000	61,625,000	106,268,000

Bicol Center for Health Development	44,643,000	61,625,000	106,268,000
Region VI - Western Visayas	43,971,000	61,341,000	105,312,000

Western Visayas Center for Health Development	43,971,000	61,341,000	105,312,000
Negros Island Region (NIR)		90,062,000	90,062,000

Negros Island Region Center for Health Development		90,062,000	90,062,000
Region VII - Central Visayas	104,193,000	85,502,000	189,695,000

Central Visayas Center for Health Development	104,193,000	85,502,000	189,695,000
Region VIII - Eastern Visayas	40,994,000	137,893,000	178,887,000

Eastern Visayas Center for Health Development	40,994,000	137,893,000	178,887,000
Region IX - Zamboanga Peninsula	38,471,000	85,421,000	123,892,000

Zamboanga Peninsula Center for Health Development	38,471,000	85,421,000	123,892,000
Region X - Northern Mindanao	39,649,000	90,716,000	130,365,000

Northern Mindanao Center for Health Development	39,649,000	90,716,000	130,365,000
Region XI - Davao	46,609,000	54,941,000	101,550,000

Davao Region Center for Health Development	46,609,000	54,941,000	101,550,000
Region XII - SOCCSKSARGEN	44,110,000	73,502,000	117,612,000

SOCCSKSARGEN Center for Health Development	44,110,000	73,502,000	117,612,000
Region XIII - Caraga	31,148,000	119,327,000	150,475,000

Caraga Center for Health Development	31,148,000	119,327,000	150,475,000
Epidemiology and Surveillance	33,032,000	402,526,000	435,558,000

National Capital Region (NCR)	33,032,000	239,096,000	272,128,000

Central Office	33,032,000	227,125,000	260,157,000
Metro Manila Center for Health Development		11,971,000	11,971,000

1084	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region I - Ilocos	9,409,000	9,409,000

Ilocos Center for Health Development	9,409,000	9,409,000
Cordillera Administrative Region (CAR)	9,777,000	9,777,000

Cordillera Center for Health Development	9,777,000	9,777,000
Region II - Cagayan Valley	9,093,000	9,093,000

Cagayan Valley Center for Health Development	9,093,000	9,093,000
Region III - Central Luzon	13,141,000	13,141,000

Central Luzon Center for Health Development	13,141,000	13,141,000
Region IVA - CALABARZON	10,841,000	10,841,000

CALABARZON Center for Health Development	10,841,000	10,841,000
Region IVB - MIMAROPA	11,590,000	11,590,000

MIMAROPA Center for Health Development	11,590,000	11,590,000
Region V - Bicol	12,273,000	12,273,000

Bicol Center for Health Development	12,273,000	12,273,000
Region VI - Western Visayas	7,964,000	7,964,000

Western Visayas Center for Health Development	7,964,000	7,964,000
Negros Island Region (NIR)	7,330,000	7,330,000

Negros Island Region Center for Health Development	7,330,000	7,330,000
Region VII - Central Visayas	19,014,000	19,014,000

Central Visayas Center for Health Development	19,014,000	19,014,000
Region VIII - Eastern Visayas	8,713,000	8,713,000

Eastern Visayas Center for Health Development	8,713,000	8,713,000
Region IX - Zamboanga Peninsula	9,658,000	9,658,000

Zamboanga Peninsula Center for Health Development	9,658,000	9,658,000
Region X - Northern Mindanao	11,275,000	11,275,000

Northern Mindanao Center for Health Development	11,275,000	11,275,000
Region XI - Davao	7,346,000	7,346,000

Davao Region Center for Health Development	7,346,000	7,346,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1085
DEPARTMENT OF HEALTH

Region XII - SOCCSKSARGEN		7,911,000		7,911,000

SOCCSKSARGEN Center for Health Development		7,911,000		7,911,000
Region XIII - Caraga		8,095,000		8,095,000

Caraga Center for Health Development		8,095,000		8,095,000
Health Emergency Preparedness and Response	33,891,000	695,606,000	100,000,000	829,497,000

National Capital Region (NCR)	33,891,000	588,321,000	100,000,000	722,212,000

Central Office	33,891,000	577,581,000	100,000,000	711,472,000
Metro Manila Center for Health Development		10,740,000		10,740,000
Region I - Ilocos		8,199,000		8,199,000

Ilocos Center for Health Development		8,199,000		8,199,000
Cordillera Administrative Region (CAR)		5,609,000		5,609,000

Cordillera Center for Health Development		5,609,000		5,609,000
Region II - Cagayan Valley		5,661,000		5,661,000

Cagayan Valley Center for Health Development		5,661,000		5,661,000
Region III - Central Luzon		9,039,000		9,039,000

Central Luzon Center for Health Development		9,039,000		9,039,000
Region IVA - CALABARZON		7,204,000		7,204,000

CALABARZON Center for Health Development		7,204,000		7,204,000
Region IVB - MIMAROPA		7,659,000		7,659,000

MIMAROPA Center for Health Development		7,659,000		7,659,000
Region V - Bicol		7,121,000		7,121,000

Bicol Center for Health Development		7,121,000		7,121,000
Region VI - Western Visayas		9,578,000		9,578,000

Western Visayas Center for Health Development		9,578,000		9,578,000
Negros Island Region (NIR)		2,017,000		2,017,000

Negros Island Region Center for Health Development		2,017,000		2,017,000
Region VII - Central Visayas		8,840,000		8,840,000

Central Visayas Center for Health Development		8,840,000		8,840,000

1086	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region VIII - Eastern Visayas	7,854,000		7,854,000

Eastern Visayas Center for Health Development	7,854,000		7,854,000
Region IX - Zamboanga Peninsula	5,251,000		5,251,000

Zamboanga Peninsula Center for Health Development	5,251,000		5,251,000
Region X - Northern Mindanao	6,295,000		6,295,000

Northern Mindanao Center for Health Development	6,295,000		6,295,000
Region XI - Davao	6,116,000		6,116,000

Davao Region Center for Health Development	6,116,000		6,116,000
Region XII - SOCCSKSARGEN	5,178,000		5,178,000

SOCCSKSARGEN Center for Health Development	5,178,000		5,178,000
Region XIII - Caraga	5,664,000		5,664,000

Caraga Center for Health Development	5,664,000		5,664,000
Quick Response Fund	200,000,000	300,000,000	500,000,000

National Capital Region (NCR)	200,000,000	300,000,000	500,000,000

Central Office	200,000,000	300,000,000	500,000,000
Assistance to Philippine Tuberculosis Society	15,360,000		15,360,000

National Capital Region (NCR)	15,360,000		15,360,000

Central Office	15,360,000		15,360,000
Health Statistics	242,038,000		242,038,000

National Capital Region (NCR)	143,307,000		143,307,000

Central Office	136,129,000		136,129,000
Metro Manila Center for Health Development	7,178,000		7,178,000
Region I - Ilocos	5,064,000		5,064,000

Ilocos Center for Health Development	5,064,000		5,064,000
Cordillera Administrative Region (CAR)	3,301,000		3,301,000

Cordillera Center for Health Development	3,301,000		3,301,000
Region II - Cagayan Valley	4,427,000		4,427,000

Cagayan Valley Center for Health Development	4,427,000		4,427,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1087
DEPARTMENT OF HEALTH

Region III - Central Luzon		9,673,000		9,673,000

Central Luzon Center for Health Development		9,673,000		9,673,000
Region IVA - CALABARZON		8,318,000		8,318,000

CALABARZON Center for Health Development		8,318,000		8,318,000
Region IVB - MIMAROPA		5,620,000		5,620,000

MIMAROPA Center for Health Development		5,620,000		5,620,000
Region V - Bicol		5,595,000		5,595,000

Bicol Center for Health Development		5,595,000		5,595,000
Region VI - Western Visayas		7,792,000		7,792,000

Western Visayas Center for Health Development		7,792,000		7,792,000
Negros Island Region (NIR)		10,149,000		10,149,000

Negros Island Region Center for Health Development		10,149,000		10,149,000
Region VII - Central Visayas		7,885,000		7,885,000

Central Visayas Center for Health Development		7,885,000		7,885,000
Region VIII - Eastern Visayas		5,169,000		5,169,000

Eastern Visayas Center for Health Development		5,169,000		5,169,000
Region IX - Zamboanga Peninsula		3,802,000		3,802,000

Zamboanga Peninsula Center for Health Development		3,802,000		3,802,000
Region X - Northern Mindanao		7,276,000		7,276,000

Northern Mindanao Center for Health Development		7,276,000		7,276,000
Region XI - Davao		5,451,000		5,451,000

Davao Region Center for Health Development		5,451,000		5,451,000
Region XII - SOCCSKSARGEN		4,120,000		4,120,000

SOCCSKSARGEN Center for Health Development		4,120,000		4,120,000
Region XIII - Caraga		5,089,000		5,089,000

Caraga Center for Health Development		5,089,000		5,089,000
LOCAL HEALTH SYSTEM SUPPORT PROGRAM	22,618,466,000	23,844,632,000	22,228,982,000	68,692,080,000

HEALTH COMMODITIES ASSISTANCE SUB-PROGRAM	30,933,000	23,009,662,000		23,040,595,000

1088	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Nationally-procured Commodities for Environmental and Occupational Health	389,155,000	389,155,000

National Capital Region (NCR)	286,754,000	286,754,000

Central Office	284,716,000	284,716,000
Metro Manila Center for Health Development	2,038,000	2,038,000
Region I - Ilocos	5,867,000	5,867,000

Ilocos Center for Health Development	5,867,000	5,867,000
Cordillera Administrative Region (CAR)	8,029,000	8,029,000

Cordillera Center for Health Development	8,029,000	8,029,000
Region II - Cagayan Valley	6,547,000	6,547,000

Cagayan Valley Center for Health Development	6,547,000	6,547,000
Region III - Central Luzon	9,758,000	9,758,000

Central Luzon Center for Health Development	9,758,000	9,758,000
Region IVA - CALABARZON	5,003,000	5,003,000

CALABARZON Center for Health Development	5,003,000	5,003,000
Region IVB - MIMAROPA	12,352,000	12,352,000

MIMAROPA Center for Health Development	12,352,000	12,352,000
Region V - Bicol	6,979,000	6,979,000

Bicol Center for Health Development	6,979,000	6,979,000
Region VI - Western Visayas	6,670,000	6,670,000

Western Visayas Center for Health Development	6,670,000	6,670,000
Region VII - Central Visayas	5,126,000	5,126,000

Central Visayas Center for Health Development	5,126,000	5,126,000
Region VIII - Eastern Visayas	7,102,000	7,102,000

Eastern Visayas Center for Health Development	7,102,000	7,102,000
Region IX - Zamboanga Peninsula	6,176,000	6,176,000

Zamboanga Peninsula Center for Health Development	6,176,000	6,176,000
Region X - Northern Mindanao	7,596,000	7,596,000

Northern Mindanao Center for Health Development	7,596,000	7,596,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1089
DEPARTMENT OF HEALTH

Region XI - Davao	8,646,000	8,646,000

Davao Region Center for Health Development	8,646,000	8,646,000
Region XII - SOCCSKSARGEN	1,853,000	1,853,000

SOCCSKSARGEN Center for Health Development	1,853,000	1,853,000
Region XIII - Caraga	4,697,000	4,697,000

Caraga Center for Health Development	4,697,000	4,697,000
Nationally-procured Commodities for Family Health, Immunization, Nutrition and Responsible Parenting	10,241,198,000	10,241,198,000

National Capital Region (NCR)	9,101,940,000	9,101,940,000

Central Office	8,931,030,000	8,931,030,000
Metro Manila Center for Health Development	170,910,000	170,910,000
Region I - Ilocos	65,169,000	65,169,000

Ilocos Center for Health Development	65,169,000	65,169,000
Cordillera Administrative Region (CAR)	22,542,000	22,542,000

Cordillera Center for Health Development	22,542,000	22,542,000
Region II - Cagayan Valley	45,678,000	45,678,000

Cagayan Valley Center for Health Development	45,678,000	45,678,000
Region III - Central Luzon	156,553,000	156,553,000

Central Luzon Center for Health Development	156,553,000	156,553,000
Region IVA - CALABARZON	204,756,000	204,756,000

CALABARZON Center for Health Development	204,756,000	204,756,000
Region IVB - MIMAROPA	40,142,000	40,142,000

MIMAROPA Center for Health Development	40,142,000	40,142,000
Region V - Bicol	76,588,000	76,588,000

Bicol Center for Health Development	76,588,000	76,588,000
Region VI - Western Visayas	74,500,000	74,500,000

Western Visayas Center for Health Development	74,500,000	74,500,000
Negros Island Region (NIR)	34,242,000	34,242,000

Negros Island Region Center for Health Development	34,242,000	34,242,000

1090	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region VII - Central Visayas	89,871,000	89,871,000

Central Visayas Center for Health Development	89,871,000	89,871,000
Region VIII - Eastern Visayas	57,938,000	57,938,000

Eastern Visayas Center for Health Development	57,938,000	57,938,000
Region IX - Zamboanga Peninsula	47,709,000	47,709,000

Zamboanga Peninsula Center for Health Development	47,709,000	47,709,000
Region X - Northern Mindanao	63,524,000	63,524,000

Northern Mindanao Center for Health Development	63,524,000	63,524,000
Region XI - Davao	66,812,000	66,812,000

Davao Region Center for Health Development	66,812,000	66,812,000
Region XII - SOCCSKSARGEN	58,404,000	58,404,000

SOCCSKSARGEN Center for Health Development	58,404,000	58,404,000
Region XIII - Caraga	34,830,000	34,830,000

Caraga Center for Health Development	34,830,000	34,830,000
Nationally-procured Commodities for Family Planning and Reproductive Health	749,919,000	749,919,000

National Capital Region (NCR)	364,050,000	364,050,000

Central Office	334,050,000	334,050,000
Metro Manila Center for Health Development	30,000,000	30,000,000
Region I - Ilocos	22,633,000	22,633,000

Ilocos Center for Health Development	22,633,000	22,633,000
Cordillera Administrative Region (CAR)	22,634,000	22,634,000

Cordillera Center for Health Development	22,634,000	22,634,000
Region II - Cagayan Valley	22,633,000	22,633,000

Cagayan Valley Center for Health Development	22,633,000	22,633,000
Region III - Central Luzon	30,000,000	30,000,000

Central Luzon Center for Health Development	30,000,000	30,000,000
Region IVA - CALABARZON	30,000,000	30,000,000

CALABARZON Center for Health Development	30,000,000	30,000,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1091
DEPARTMENT OF HEALTH

Region IVB - MIMAROPA	24,634,000	24,634,000

MIMAROPA Center for Health Development	24,634,000	24,634,000
Region V - Bicol	22,633,000	22,633,000

Bicol Center for Health Development	22,633,000	22,633,000
Region VI - Western Visayas	24,634,000	24,634,000

Western Visayas Center for Health Development	24,634,000	24,634,000
Negros Island Region (NIR)	22,634,000	22,634,000

Negros Island Region Center for Health Development	22,634,000	22,634,000
Region VII - Central Visayas	22,633,000	22,633,000

Central Visayas Center for Health Development	22,633,000	22,633,000
Region VIII - Eastern Visayas	22,633,000	22,633,000

Eastern Visayas Center for Health Development	22,633,000	22,633,000
Region IX - Zamboanga Peninsula	22,633,000	22,633,000

Zamboanga Peninsula Center for Health Development	22,633,000	22,633,000
Region X - Northern Mindanao	22,633,000	22,633,000

Northern Mindanao Center for Health Development	22,633,000	22,633,000
Region XI - Davao	24,634,000	24,634,000

Davao Region Center for Health Development	24,634,000	24,634,000
Region XII - SOCCSKSARGEN	25,634,000	25,634,000

SOCCSKSARGEN Center for Health Development	25,634,000	25,634,000
Region XIII - Caraga	22,634,000	22,634,000

Caraga Center for Health Development	22,634,000	22,634,000
Nationally-procured Commodities for Prevention and Control of Communicable Diseases	7,719,625,000	7,719,625,000

National Capital Region (NCR)	7,623,160,000	7,623,160,000

Central Office	7,608,602,000	7,608,602,000
Metro Manila Center for Health Development	14,558,000	14,558,000
Region I - Ilocos	12,040,000	12,040,000

Ilocos Center for Health Development	12,040,000	12,040,000

1092	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Cordillera Administrative Region (CAR)	7,239,000	7,239,000

Cordillera Center for Health Development	7,239,000	7,239,000
Region II - Cagayan Valley	2,018,000	2,018,000

Cagayan Valley Center for Health Development	2,018,000	2,018,000
Region III - Central Luzon	29,367,000	29,367,000

Central Luzon Center for Health Development	29,367,000	29,367,000
Region IVA - CALABARZON	12,635,000	12,635,000

CALABARZON Center for Health Development	12,635,000	12,635,000
Region IVB - MIMAROPA	2,057,000	2,057,000

MIMAROPA Center for Health Development	2,057,000	2,057,000
Region V - Bicol	1,150,000	1,150,000

Bicol Center for Health Development	1,150,000	1,150,000
Region VI - Western Visayas	3,474,000	3,474,000

Western Visayas Center for Health Development	3,474,000	3,474,000
Region VII - Central Visayas	3,692,000	3,692,000

Central Visayas Center for Health Development	3,692,000	3,692,000
Region VIII - Eastern Visayas	1,238,000	1,238,000

Eastern Visayas Center for Health Development	1,238,000	1,238,000
Region IX - Zamboanga Peninsula	1,862,000	1,862,000

Zamboanga Peninsula Center for Health Development	1,862,000	1,862,000
Region X - Northern Mindanao	6,898,000	6,898,000

Northern Mindanao Center for Health Development	6,898,000	6,898,000
Region XI - Davao	6,898,000	6,898,000

Davao Region Center for Health Development	6,898,000	6,898,000
Region XII - SOCCSKSARGEN	5,035,000	5,035,000

SOCCSKSARGEN Center for Health Development	5,035,000	5,035,000
Region XIII - Caraga	862,000	862,000

Caraga Center for Health Development	862,000	862,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1093
DEPARTMENT OF HEALTH

Nationally-procured Commodities for Prevention and Control of Non-Communicable Diseases	2,725,166,000	2,725,166,000

National Capital Region (NCR)	1,863,009,000	1,863,009,000

Central Office	1,839,250,000	1,839,250,000
Metro Manila Center for Health Development	23,759,000	23,759,000
Region I - Ilocos	27,813,000	27,813,000

Ilocos Center for Health Development	27,813,000	27,813,000
Cordillera Administrative Region (CAR)	17,189,000	17,189,000

Cordillera Center for Health Development	17,189,000	17,189,000
Region II - Cagayan Valley	49,329,000	49,329,000

Cagayan Valley Center for Health Development	49,329,000	49,329,000
Region III - Central Luzon	70,390,000	70,390,000

Central Luzon Center for Health Development	70,390,000	70,390,000
Region IVA - CALABARZON	167,784,000	167,784,000

CALABARZON Center for Health Development	167,784,000	167,784,000
Region IVB - MIMAROPA	16,440,000	16,440,000

MIMAROPA Center for Health Development	16,440,000	16,440,000
Region V - Bicol	111,763,000	111,763,000

Bicol Center for Health Development	111,763,000	111,763,000
Region VI - Western Visayas	95,838,000	95,838,000

Western Visayas Center for Health Development	95,838,000	95,838,000
Negros Island Region (NIR)	10,060,000	10,060,000

Negros Island Region Center for Health Development	10,060,000	10,060,000
Region VII - Central Visayas	28,492,000	28,492,000

Central Visayas Center for Health Development	28,492,000	28,492,000
Region VIII - Eastern Visayas	37,631,000	37,631,000

Eastern Visayas Center for Health Development	37,631,000	37,631,000
Region IX - Zamboanga Peninsula	37,230,000	37,230,000

Zamboanga Peninsula Center for Health Development	37,230,000	37,230,000

1094	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region X - Northern Mindanao		78,290,000		78,290,000

Northern Mindanao Center for Health Development		78,290,000		78,290,000
Region XI - Davao		65,210,000		65,210,000

Davao Region Center for Health Development		65,210,000		65,210,000
Region XII - SOCCSKSARGEN		19,050,000		19,050,000

SOCCSKSARGEN Center for Health Development		19,050,000		19,050,000
Region XIII - Caraga		29,648,000		29,648,000

Caraga Center for Health Development		29,648,000		29,648,000
Supply Chain Management	30,933,000	1,184,599,000		1,215,532,000

National Capital Region (NCR)	30,933,000	1,184,599,000		1,215,532,000

Central Office	30,933,000	1,184,599,000		1,215,532,000
HEALTH SERVICE DELIVERY SUB-PROGRAM	22,587,533,000	834,970,000	22,228,982,000	45,651,485,000

National Health Workforce Support System (NHWSS)	22,587,533,000	768,985,000		23,356,518,000

National Capital Region (NCR)	19,762,885,000	345,177,000		20,108,062,000

Central Office	19,719,627,000	336,243,000		20,055,870,000
Metro Manila Center for Health Development	43,258,000	8,934,000		52,192,000
Region I - Ilocos	111,359,000	16,129,000		127,488,000

Ilocos Center for Health Development	111,359,000	16,129,000		127,488,000
Cordillera Administrative Region (CAR)	123,738,000	16,471,000		140,209,000

Cordillera Center for Health Development	123,738,000	16,471,000		140,209,000
Region II - Cagayan Valley	139,115,000	20,737,000		159,852,000

Cagayan Valley Center for Health Development	139,115,000	20,737,000		159,852,000
Region III - Central Luzon	198,582,000	24,766,000		223,348,000

Central Luzon Center for Health Development	198,582,000	24,766,000		223,348,000
Region IVA - CALABARZON	267,744,000	37,314,000		305,058,000

CALABARZON Center for Health Development	267,744,000	37,314,000		305,058,000
Region IVB - MIMAROPA	125,020,000	17,464,000		142,484,000

MIMAROPA Center for Health Development	125,020,000	17,464,000		142,484,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1095
DEPARTMENT OF HEALTH

Region V - Bicol	299,871,000	42,517,000		342,388,000

Bicol Center for Health Development	299,871,000	42,517,000		342,388,000
Region VI - Western Visayas	146,083,000	28,444,000		174,527,000

Western Visayas Center for Health Development	146,083,000	28,444,000		174,527,000
Negros Island Region (NIR)	73,056,000	9,670,000		82,726,000

Negros Island Region Center for Health Development	73,056,000	9,670,000		82,726,000
Region VII - Central Visayas	130,243,000	22,088,000		152,331,000

Central Visayas Center for Health Development	130,243,000	22,088,000		152,331,000
Region VIII - Eastern Visayas	203,463,000	30,658,000		234,121,000

Eastern Visayas Center for Health Development	203,463,000	30,658,000		234,121,000
Region IX - Zamboanga Peninsula	186,348,000	26,072,000		212,420,000

Zamboanga Peninsula Center for Health Development	186,348,000	26,072,000		212,420,000
Region X - Northern Mindanao	251,480,000	42,783,000		294,263,000

Northern Mindanao Center for Health Development	251,480,000	42,783,000		294,263,000
Region XI - Davao	207,901,000	37,902,000		245,803,000

Davao Region Center for Health Development	207,901,000	37,902,000		245,803,000
Region XII - SOCCSKSARGEN	179,232,000	24,450,000		203,682,000

SOCCSKSARGEN Center for Health Development	179,232,000	24,450,000		203,682,000
Region XIII - Caraga	181,413,000	26,343,000		207,756,000

Caraga Center for Health Development	181,413,000	26,343,000		207,756,000
Health Facilities Enhancement Program		65,985,000	22,228,982,000	22,294,967,000

National Capital Region (NCR)		65,985,000	22,228,982,000	22,294,967,000

Central Office		65,985,000	22,228,982,000	22,294,967,000
HEALTH FACILITIES OPERATION PROGRAM	61,992,703,000	64,969,546,000	9,072,541,000	136,034,790,000

CURATIVE HEALTH CARE SUB-PROGRAM	60,693,624,000	64,119,762,000	8,340,967,000	133,154,353,000

Operations of Blood Centers and National Voluntary Blood Services Program	10,605,000	655,078,000		665,683,000

National Capital Region (NCR)	10,605,000	488,878,000		499,483,000

Central Office	10,605,000	488,004,000		498,609,000

1096	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Metro Manila Center for Health Development	874,000	874,000
Region I - Ilocos	9,960,000	9,960,000

Ilocos Center for Health Development	9,960,000	9,960,000
Cordillera Administrative Region (CAR)	1,494,000	1,494,000

Cordillera Center for Health Development	1,494,000	1,494,000
Region II - Cagayan Valley	13,870,000	13,870,000

Cagayan Valley Center for Health Development	13,870,000	13,870,000
Region III - Central Luzon	16,306,000	16,306,000

Central Luzon Center for Health Development	16,306,000	16,306,000
Region IVA - CALABARZON	1,992,000	1,992,000

CALABARZON Center for Health Development	1,992,000	1,992,000
Region IVB - MIMAROPA	1,992,000	1,992,000

MIMAROPA Center for Health Development	1,992,000	1,992,000
Region V - Bicol	14,111,000	14,111,000

Bicol Center for Health Development	14,111,000	14,111,000
Region VI - Western Visayas	996,000	996,000

Western Visayas Center for Health Development	996,000	996,000
Negros Island Region (NIR)	1,000,000	1,000,000

Negros Island Region Center for Health Development	1,000,000	1,000,000
Region VII - Central Visayas	22,554,000	22,554,000

Central Visayas Center for Health Development	22,554,000	22,554,000
Region VIII - Eastern Visayas	13,468,000	13,468,000

Eastern Visayas Center for Health Development	13,468,000	13,468,000
Region IX - Zamboanga Peninsula	9,960,000	9,960,000

Zamboanga Peninsula Center for Health Development	9,960,000	9,960,000
Region X - Northern Mindanao	13,324,000	13,324,000

Northern Mindanao Center for Health Development	13,324,000	13,324,000
Region XI - Davao	28,371,000	28,371,000

Davao Region Center for Health Development	28,371,000	28,371,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1097
DEPARTMENT OF HEALTH

Region XII - SOCCSKSARGEN		13,944,000		13,944,000

SOCCSKSARGEN Center for Health Development		13,944,000		13,944,000
Region XIII - Caraga		2,858,000		2,858,000

Caraga Center for Health Development		2,858,000		2,858,000
Operations of DOH Hospitals in Metro Manila (MM)	13,866,066,000	14,245,258,000	1,869,240,000	29,980,564,000

National Capital Region (NCR)	13,866,066,000	14,245,258,000	1,869,240,000	29,980,564,000

Amang Rodriguez Memorial Medical Center	991,563,000	1,020,536,000	10,000,000	2,022,099,000
Dr. Jose Fabella Memorial Hospital	1,100,241,000	877,240,000	150,000,000	2,127,481,000
East Avenue Medical Center	1,780,764,000	2,858,606,000	425,000,000	5,064,370,000
Jose R. Reyes Memorial Medical Center	1,438,338,000	1,571,173,000	270,000,000	3,279,511,000
National Center for Geriatric Health		103,208,000		103,208,000
National Center for Mental Health	1,537,471,000	1,436,341,000	60,000,000	3,033,812,000
National Children’s Hospital	703,109,000	465,617,000	10,000,000	1,178,726,000
Philippine Cancer Center		74,137,000	25,000,000	99,137,000
Philippine Orthopedic Center	993,002,000	785,057,000	350,000,000	2,128,059,000
Quirino Memorial Medical Center	1,641,241,000	2,321,706,000	244,240,000	4,207,187,000
Research Institute for Tropical Medicine	609,305,000	509,185,000	100,000,000	1,218,490,000
Rizal Medical Center	1,401,293,000	855,247,000	40,000,000	2,296,540,000
San Lazaro Hospital	875,245,000	575,863,000	5,000,000	1,456,108,000
Tondo Medical Center	794,494,000	791,342,000	180,000,000	1,765,836,000
Operations of DOH Regional Hospitals and Other Health Facilities	46,816,953,000	48,460,757,000	6,471,727,000	101,749,437,000

National Capital Region (NCR)	2,679,594,000	2,263,696,000	270,000,000	5,213,290,000

Dr. Jose N. Rodriguez Memorial Hospital and Sanitarium	983,356,000	1,150,593,000	150,000,000	2,283,949,000
Las Piñas General Hospital and Satellite Trauma Center	698,407,000	534,666,000		1,233,073,000
San Lorenzo Ruiz General Hospital	211,893,000	137,316,000		349,209,000
Valenzuela Medical Center	785,938,000	441,121,000	120,000,000	1,347,059,000

1098	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region I - Ilocos	3,856,224,000	4,120,186,000	814,300,000	8,790,710,000

Conrado F. Estrella Regional Medical and Trauma Center	118,541,000	220,847,000	316,000,000	655,388,000
Ilocos Sur Medical Center	100,491,000	281,787,000	83,300,000	465,578,000
Ilocos Training and Regional Medical Center	816,793,000	1,057,475,000	265,000,000	2,139,268,000
Mariano Marcos Memorial Hospital and Medical Center	1,243,634,000	1,531,042,000	150,000,000	2,924,676,000
Region I Medical Center	1,576,765,000	1,029,035,000		2,605,800,000
Cordillera Administrative Region (CAR)	2,815,061,000	2,466,575,000	655,000,000	5,936,636,000

Baguio General Hospital and Medical Center	1,939,935,000	1,654,942,000	200,000,000	3,794,877,000
Conner District Hospital	188,019,000	142,290,000	200,000,000	530,309,000
Far North Luzon General Hospital and Training Center	344,602,000	300,216,000	220,000,000	864,818,000
Luis Hora Memorial Regional Hospital	342,505,000	369,127,000	35,000,000	746,632,000
Region II - Cagayan Valley	3,779,562,000	3,850,136,000	705,000,000	8,334,698,000

Batanes General Hospital	148,520,000	119,574,000	80,000,000	348,094,000
Cagayan Valley Medical Center	1,700,376,000	1,590,909,000	125,000,000	3,416,285,000
Northwestern Cagayan General Hospital	17,994,000	109,360,000	300,000,000	427,354,000
Region II Trauma and Medical Center	998,795,000	999,430,000	30,000,000	2,028,225,000
Southern Isabela Medical Center	913,877,000	1,030,863,000	170,000,000	2,114,740,000
Region III - Central Luzon	4,613,272,000	4,880,993,000	117,500,000	9,611,765,000

Bataan General Hospital and Medical Center	1,123,197,000	1,118,238,000	5,000,000	2,246,435,000
Dr. Paulino J. Garcia Memorial Research and Medical Center	1,020,252,000	1,068,810,000	10,000,000	2,099,062,000
Freeport Area of Bataan General Hospital		45,152,000		45,152,000
Joni Villanueva General Hospital	92,164,000	138,685,000		230,849,000
Jose B. Lingad Memorial General Hospital	1,748,210,000	1,977,316,000	50,000,000	3,775,526,000
Mariveles Mental Wellness and General Hospital	417,279,000	324,050,000	50,000,000	791,329,000
Talavera General Hospital	212,170,000	208,742,000	2,500,000	423,412,000
Region IVA - CALABARZON	1,696,068,000	2,040,816,000	451,297,000	4,188,181,000

Batangas Medical Center	1,428,701,000	1,589,339,000	126,297,000	3,144,337,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1099
DEPARTMENT OF HEALTH

Laguna Regional Hospital		40,000,000		40,000,000
Maria L. Eleazar General Hospital	65,391,000	101,182,000	125,000,000	291,573,000
Northern Tagalog Regional Hospital		45,152,000		45,152,000
Southern Luzon Multi-Specialty Medical Center		40,374,000	150,000,000	190,374,000
Southern Tagalog Regional Hospital	201,976,000	224,769,000	50,000,000	476,745,000
Region IVB - MIMAROPA	592,514,000	614,546,000	185,535,000	1,392,595,000

Culion Sanitarium and General Hospital	250,669,000	177,979,000	50,000,000	478,648,000
Ospital ng Palawan	341,845,000	436,567,000	135,535,000	913,947,000
Region V - Bicol	3,198,797,000	3,606,908,000	10,000,000	6,815,705,000

Bicol Medical Center	1,969,070,000	2,299,247,000	10,000,000	4,278,317,000
Bicol Region General Hospital and Geriatric Medical Center	335,851,000	276,296,000		612,147,000
Bicol Regional Hospital and Medical Center	893,876,000	1,031,365,000		1,925,241,000
Region VI - Western Visayas	2,006,748,000	2,128,384,000	158,095,000	4,293,227,000

Don Jose S. Monfort Medical Center	237,782,000	320,786,000	58,095,000	616,663,000
Western Visayas Medical Center	1,589,031,000	1,682,343,000		3,271,374,000
Western Visayas Sanitarium and General Hospital	179,935,000	125,255,000	100,000,000	405,190,000
Negros Island Region (NIR)	1,413,645,000	880,161,000	165,000,000	2,458,806,000

Corazon Locsin Montelibano Memorial Regional Hospital	1,413,645,000	880,161,000	165,000,000	2,458,806,000
Region VII - Central Visayas	5,304,767,000	4,672,167,000	1,022,000,000	10,998,934,000

Cebu South Medical Center	725,323,000	532,371,000	215,000,000	1,472,694,000
Don Emilio del Valle Memorial Hospital	408,045,000	340,754,000	142,000,000	890,799,000
Eversley Childs Sanitarium and General Hospital	287,225,000	388,855,000	100,000,000	776,080,000
Governor Celestino Gallares Memorial Medical Center	862,489,000	836,780,000	50,000,000	1,749,269,000
Governor Celestino Gallares Multi-Specialty Medical Center		159,106,000		159,106,000
St. Anthony Mother and Child Hospital	247,539,000	213,580,000	45,000,000	506,119,000
Vicente Sotto Memorial Medical Center	2,774,146,000	2,200,721,000	470,000,000	5,444,867,000

1100	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region VIII - Eastern Visayas	1,567,117,000	2,007,297,000	143,500,000	3,717,914,000

Eastern Visayas Medical Center	1,361,698,000	1,603,879,000	10,000,000	2,975,577,000
Governor Benjamin T. Romualdez
General Hospital and Schistosomiasis Center	205,419,000	358,266,000	33,500,000	597,185,000
Samar Island Medical Center		45,152,000	100,000,000	145,152,000
Region IX - Zamboanga Peninsula	2,986,153,000	2,409,231,000	512,500,000	5,907,884,000

Basilan Medical Center	175,952,000	180,687,000	140,000,000	496,639,000
Dr. Jose Rizal Memorial Hospital	310,022,000	278,297,000	35,000,000	623,319,000
Labuan General Hospital	97,500,000	87,935,000		185,435,000
Margosatubig Regional Hospital	671,631,000	435,662,000	187,500,000	1,294,793,000
Sulu Sanitarium and General Hospital	108,623,000	120,817,000		229,440,000
Zamboanga City Medical Center	1,403,147,000	1,091,272,000	100,000,000	2,594,419,000
Zamboanga Regional Medical Center	219,278,000	214,561,000	50,000,000	483,839,000
Region X - Northern Mindanao	3,538,038,000	4,477,307,000	667,000,000	8,682,345,000

Amai Pakpak Medical Center	919,050,000	1,325,594,000	245,000,000	2,489,644,000
Camiguin General Hospital	191,726,000	329,169,000		520,895,000
First Misamis Oriental General Hospital	74,114,000	98,534,000	210,000,000	382,648,000
Mayor Hilarion A. Ramiro Sr. Medical Center	807,901,000	1,097,457,000	12,000,000	1,917,358,000
Northeastern Misamis General Hospital		182,111,000		182,111,000
Northern Mindanao Medical Center	1,545,247,000	1,444,442,000	200,000,000	3,189,689,000
Region XI - Davao	4,120,022,000	5,624,650,000	60,000,000	9,804,672,000

Davao Occidental General Hospital	100,452,000	97,707,000		198,159,000
Davao Regional Medical Center	1,204,359,000	1,550,358,000	50,000,000	2,804,717,000
Southern Philippines Medical Center	2,815,211,000	3,976,585,000	10,000,000	6,801,796,000
Region XII - SOCCSKSARGEN	1,414,880,000	1,240,879,000	325,000,000	2,980,759,000

Cotabato Regional and Medical Center	1,059,623,000	885,716,000	75,000,000	2,020,339,000
Cotabato Sanitarium and General Hospital	245,359,000	182,294,000	200,000,000	627,653,000
SOCCSKSARGEN General Hospital	109,898,000	172,869,000	50,000,000	332,767,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1101
DEPARTMENT OF HEALTH

Region XIII - Caraga	1,234,491,000	1,176,825,000	210,000,000	2,621,316,000

Adela Serra Ty Memorial Medical Center	553,122,000	442,593,000	130,000,000	1,125,715,000
Caraga Regional Hospital	678,967,000	598,990,000	80,000,000	1,357,957,000
Siargao Island Medical Center	2,402,000	135,242,000		137,644,000
Operations of Philippine Health Laboratory System		758,669,000		758,669,000

National Capital Region (NCR)		708,976,000		708,976,000

Central Office		58,328,000		58,328,000
East Avenue Medical Center		78,358,000		78,358,000
Research Institute for Tropical Medicine		519,467,000		519,467,000
San Lazaro Hospital		47,347,000		47,347,000
San Lazaro Hospital SNL		5,476,000		5,476,000
Cordillera Administrative Region (CAR)		3,395,000		3,395,000

Baguio General Hospital and Medical Center SNL		3,395,000		3,395,000
Region V - Bicol		32,959,000		32,959,000

Bicol South Luzon SNL		32,959,000		32,959,000
Region VI - Western Visayas		3,308,000		3,308,000

Western Visayas Medical Center SNL		3,308,000		3,308,000
Region VII - Central Visayas		3,308,000		3,308,000

Vicente Sotto Memorial Medical Center SNL		3,308,000		3,308,000
Region XI - Davao		6,723,000		6,723,000

Southern Philippines Medical Center SNL		6,723,000		6,723,000
REHABILITATIVE HEALTH CARE SUB-PROGRAM	1,299,079,000	849,784,000	731,574,000	2,880,437,000

Operation of Dangerous Drug Abuse Treatment and Rehabilitation Centers	1,299,079,000	764,090,000	731,574,000	2,794,743,000

National Capital Region (NCR)	212,865,000	152,919,000	68,000,000	433,784,000

Central Office	20,270,000	29,729,000		49,999,000
Bicutan Rehabilitation Center	163,599,000	103,066,000	40,000,000	306,665,000
Las Piñas Drug Abuse Treatment and Rehabilitation Center	28,996,000	20,124,000	28,000,000	77,120,000

1102	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region I - Ilocos	126,968,000	52,022,000	30,000,000	208,990,000

Dagupan Rehabilitation Center	88,488,000	34,010,000	20,000,000	142,498,000
San Fernando, La Union Treatment and Rehabilitation Center	38,480,000	18,012,000	10,000,000	66,492,000
Cordillera Administrative Region (CAR)	31,925,000	12,013,000	26,000,000	69,938,000

Bauko, Mountain Province Treatment and Rehabilitation Center	31,925,000	12,013,000	26,000,000	69,938,000
Region II - Cagayan Valley	56,950,000	33,325,000	25,000,000	115,275,000

Isabela Rehabilitation Center	56,950,000	33,325,000	25,000,000	115,275,000
Region III - Central Luzon	70,675,000	80,937,000	200,000,000	351,612,000

Bataan Rehabilitation Center	63,998,000	35,234,000	100,000,000	199,232,000
Mega Drug Abuse Treatment and Rehabilitation Center	6,677,000	45,703,000	100,000,000	152,380,000
Region IVA - CALABARZON	140,309,000	58,055,000	45,874,000	244,238,000

DATRC CALABARZON	26,849,000	20,224,000	2,524,000	49,597,000
Tagaytay Rehabilitation Center	113,460,000	37,831,000	43,350,000	194,641,000
Region V - Bicol	114,216,000	70,390,000	75,500,000	260,106,000

Camarines Sur Rehabilitation Center	60,168,000	36,283,000	68,500,000	164,951,000
Malinao, Albay Rehabilitation Center	54,048,000	34,107,000	7,000,000	95,155,000
Region VI - Western Visayas	58,588,000	32,532,000	25,000,000	116,120,000

Pototan, Iloilo Rehabilitation Center	58,588,000	32,532,000	25,000,000	116,120,000
Region VII - Central Visayas	134,976,000	69,697,000	28,000,000	232,673,000

Argao, Cebu Rehabilitation Center	82,302,000	39,434,000	15,000,000	136,736,000
Cebu City Rehabilitation Center	52,674,000	30,263,000	13,000,000	95,937,000
Region VIII - Eastern Visayas	64,832,000	30,445,000	12,000,000	107,277,000

Dulag, Leyte Rehabilitation Center	64,832,000	30,445,000	12,000,000	107,277,000
Region IX - Zamboanga Peninsula		12,013,000	50,000,000	62,013,000

Zamboanga City Treatment and Rehabilitation Center		12,013,000	50,000,000	62,013,000
Region X - Northern Mindanao	99,269,000	61,078,000	55,000,000	215,347,000

Cagayan de Oro Rehabilitation Center	63,498,000	34,710,000	50,000,000	148,208,000
Malaybalay, Bukidnon Treatment and Rehabilitation Center	35,771,000	26,368,000	5,000,000	67,139,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1103
DEPARTMENT OF HEALTH

Region XI - Davao	35,832,000	23,153,000	1,200,000	60,185,000

Malagos, Davao Treatment and Rehabilitation Center	35,832,000	23,153,000	1,200,000	60,185,000
Region XII - SOCCSKSARGEN	50,394,000	20,144,000	15,000,000	85,538,000

SOCCSKSARGEN Drug Abuse Treatment and Rehabilitation Center	50,394,000	20,144,000	15,000,000	85,538,000
Region XIII - Caraga	101,280,000	55,367,000	75,000,000	231,647,000

Caraga Rehabilitation Center	57,577,000	28,812,000	30,000,000	116,389,000
San Francisco, Agusan Del Sur Treatment and Rehabilitation Center	43,703,000	26,555,000	45,000,000	115,258,000
Operation of DOH Health and Wellness Facilities		85,694,000		85,694,000

National Capital Region (NCR)		85,694,000		85,694,000

Central Office		85,694,000		85,694,000
HEALTH REGULATORY PROGRAM	1,119,591,000	231,595,000		1,351,186,000

HEALTH FACILITIES AND SERVICES REGULATION SUB-PROGRAM	292,125,000	231,595,000		523,720,000

Regulation of Health Facilities and Services	63,649,000	40,451,000		104,100,000

National Capital Region (NCR)	63,649,000	40,451,000		104,100,000

Central Office	63,649,000	40,451,000		104,100,000
Regulation of Regional Health Facilities and Services	228,476,000	191,144,000		419,620,000

National Capital Region (NCR)	15,560,000	9,795,000		25,355,000

Metro Manila Center for Health Development	15,560,000	9,795,000		25,355,000
Region I - Ilocos	14,203,000	18,279,000		32,482,000

Ilocos Center for Health Development	14,203,000	18,279,000		32,482,000
Cordillera Administrative Region (CAR)	12,760,000	7,893,000		20,653,000

Cordillera Center for Health Development	12,760,000	7,893,000		20,653,000
Region II - Cagayan Valley	12,682,000	11,680,000		24,362,000

Cagayan Valley Center for Health Development	12,682,000	11,680,000		24,362,000
Region III - Central Luzon	14,983,000	17,513,000		32,496,000

Central Luzon Center for Health Development	14,983,000	17,513,000		32,496,000
Region IVA - CALABARZON	16,797,000	12,505,000		29,302,000

CALABARZON Center for Health Development	16,797,000	12,505,000		29,302,000

1104	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region IVB - MIMAROPA	14,765,000	9,597,000	24,362,000

MIMAROPA Center for Health Development	14,765,000	9,597,000	24,362,000
Region V - Bicol	14,079,000	9,161,000	23,240,000

Bicol Center for Health Development	14,079,000	9,161,000	23,240,000
Region VI - Western Visayas	15,577,000	12,597,000	28,174,000

Western Visayas Center for Health Development	15,577,000	12,597,000	28,174,000
Region VII - Central Visayas	14,863,000	9,681,000	24,544,000

Central Visayas Center for Health Development	14,863,000	9,681,000	24,544,000
Region VIII - Eastern Visayas	14,056,000	6,462,000	20,518,000

Eastern Visayas Center for Health Development	14,056,000	6,462,000	20,518,000
Region IX - Zamboanga Peninsula	13,007,000	7,314,000	20,321,000

Zamboanga Peninsula Center for Health Development	13,007,000	7,314,000	20,321,000
Region X - Northern Mindanao	13,672,000	17,441,000	31,113,000

Northern Mindanao Center for Health Development	13,672,000	17,441,000	31,113,000
Region XI - Davao	16,295,000	15,290,000	31,585,000

Davao Region Center for Health Development	16,295,000	15,290,000	31,585,000
Region XII - SOCCSKSARGEN	15,030,000	10,968,000	25,998,000

SOCCSKSARGEN Center for Health Development	15,030,000	10,968,000	25,998,000
Region XIII - Caraga	10,147,000	14,968,000	25,115,000

Caraga Center for Health Development	10,147,000	14,968,000	25,115,000
CONSUMER HEALTH AND WELFARE SUB-PROGRAM	620,626,000		620,626,000

Regulation of Health Establishments and Products	620,626,000		620,626,000

National Capital Region (NCR)	620,626,000		620,626,000

Food and Drug Administration	620,626,000		620,626,000
ROUTINE QUARANTINE SERVICES SUB-PROGRAM	206,840,000		206,840,000

Provision of Quarantine Services and International Health Surveillance	206,840,000		206,840,000

National Capital Region (NCR)	206,840,000		206,840,000

Bureau of Quarantine	206,840,000		206,840,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1105
DEPARTMENT OF HEALTH

SOCIAL HEALTH PROTECTION PROGRAM		10,291,000		54,137,525,000				54,147,816,000

Cancer Assistance Fund				1,500,000,000				1,500,000,000

National Capital Region (NCR)				1,500,000,000				1,500,000,000

Central Office				1,500,000,000				1,500,000,000
Medical Assistance to Indigent and Financially - Incapacitated Patients (MAIFIP)		10,291,000		51,637,525,000				51,647,816,000

National Capital Region (NCR)		10,291,000		51,637,525,000				51,647,816,000

Central Office		10,291,000		51,637,525,000				51,647,816,000

DOH Universal Health Care Fund for Zero Balance Billing in Local Government Unit (LGU) Hospitals				1,000,000,000				1,000,000,000

National Capital Region (NCR)				1,000,000,000				1,000,000,000

Central Office				1,000,000,000				1,000,000,000

Sub-total, Operations		86,890,469,000		150,708,832,000		31,701,523,000		269,300,824,000

Total, Regular Programs		102,789,734,000		153,592,463,000		32,153,456,000		288,535,653,000

PROJECT(S)
Locally-Funded Project(s)
Hiring of Vaccination Teams				284,280,000				284,280,000

National Capital Region (NCR)				284,280,000				284,280,000

Central Office				284,280,000				284,280,000

Sub-total, Locally-Funded Project(s)				284,280,000				284,280,000

Foreign-Assisted Project(s)
Philippines: Health System Resilience Project, Phase 1 WB Loan No. 9781-PH				3,459,347,000		5,210,184,000		8,669,531,000

National Capital Region (NCR)				3,459,347,000		5,210,184,000		8,669,531,000

Central Office				3,459,347,000		5,210,184,000		8,669,531,000

Loan Proceeds				3,454,381,000		5,210,184,000		8,664,565,000
GOP Counterpart				4,966,000				4,966,000

Sub-total, Foreign-Assisted Project(s)				3,459,347,000		5,210,184,000		8,669,531,000

Total, Project(s)				3,743,627,000		5,210,184,000		8,953,811,000

TOTAL NEW APPROPRIATIONS	₱	102,789,734,000	₱	157,336,090,000	₱	37,363,640,000	₱	297,489,464,000

1106	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	49,599,806

Total Permanent Positions	49,599,806

Other Compensation Common to All
Personnel Economic Relief Allowance	2,060,592
Representation Allowance	42,337
Transportation Allowance	37,903
Clothing and Uniform Allowance	611,597
Honoraria	4,462
Mid-Year Bonus - Civilian	4,133,317
Year End Bonus	4,133,317
Cash Gift	436,855
Productivity Enhancement Incentive	436,855
Step Increment	123,999

Total Other Compensation Common to All	12,021,234

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	9,855,688
Night Shift Differential Pay	90,652
Lump-sum for Filling of Positions - Civilian	6,497,848
Anniversary Bonus - Civilian	44,465

Total Other Compensation for Specific Groups	16,488,653

Other Benefits
PAG-IBIG Contributions	209,689
PhilHealth Contributions	1,228,838
Employees Compensation Insurance Premiums	104,845
Loyalty Award - Civilian	86,025
Terminal Leave	412,118

Total Other Benefits	2,041,515

Non-Permanent Positions	22,638,526

Total Personnel Services	102,789,734

Maintenance and Other Operating Expenses
Travelling Expenses	974,832

JANUARY 5, 2026	OFFICIAL GAZETTE	1107
DEPARTMENT OF HEALTH

Training and Scholarship Expenses	2,997,731
Supplies and Materials Expenses	60,080,848
Utility Expenses	4,310,985
Communication Expenses	539,282
Awards/Rewards and Prizes	49,898
Survey, Research, Exploration and Development Expenses	28,107
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	13,204
Professional Services	6,761,588
General Services	3,739,079
Repairs and Maintenance	1,854,326
Financial Assistance/Subsidy	67,539,107
Taxes, Insurance Premiums and Other Fees	1,023,713
Labor and Wages	169,881
Other Maintenance and Operating Expenses
Advertising Expenses	51,955
Printing and Publication Expenses	95,891
Representation Expenses	429,237
Transportation and Delivery Expenses	844,507
Rent/Lease Expenses	743,174
Membership Dues and Contributions to Organizations	3,312
Subscription Expenses	938,190
Bank Transaction Fee	284
Other Maintenance and Operating Expenses	4,146,959

Total Maintenance and Other Operating Expenses	157,336,090

Total Current Operating Expenditures	260,125,824

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	23,093,776
Machinery and Equipment Outlay	12,461,614
Transportation Equipment Outlay	1,808,250

Total Capital Outlays	37,363,640

TOTAL NEW APPROPRIATIONS	297,489,464

B. NATIONAL NUTRITION COUNCIL

For general administration and support, and operations, as indicated hereunder	₱	304,546,000

New Appropriations, by Programs/Projects

1108	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	35,146,000	₱	13,789,000		₱	48,935,000
Operations		59,614,000		195,997,000			255,611,000

NATIONAL NUTRITION MANAGEMENT PROGRAM		59,614,000		195,997,000			255,611,000

TOTAL NEW APPROPRIATIONS	₱	94,760,000	₱	209,786,000		₱	304,546,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Nutrition Council (NNC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) NNC’s website.

The NNC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	32,006,000	₱	12,731,000		₱	44,737,000
Human Resource Development				1,058,000			1,058,000
Administration of Personnel Benefits		3,140,000					3,140,000

Sub-total, General Administration and Support		35,146,000		13,789,000			48,935,000

Operations
NATIONAL NUTRITION MANAGEMENT PROGRAM		59,614,000		195,997,000			255,611,000

Nutrition Policy, Standards, Plan and Program
Development and Coordination		5,626,000		391,000			6,017,000
Philippine Food and Nutrition Surveillance		5,707,000		7,279,000			12,986,000
Promotion of Good Nutrition		4,990,000		50,064,000			55,054,000
Assistance to National, Local Nutrition and Related Programs		43,291,000		138,263,000			181,554,000

Sub-total, Operations		59,614,000		195,997,000			255,611,000

TOTAL NEW APPROPRIATIONS	₱	94,760,000	₱	209,786,000		₱	304,546,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1109
DEPARTMENT OF HEALTH

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	60,093

Total Permanent Positions	60,093

Other Compensation Common to All
Personnel Economic Relief Allowance	2,208
Representation Allowance	1,122
Transportation Allowance	1,122
Clothing and Uniform Allowance	644
Mid-Year Bonus - Civilian	5,007
Year End Bonus	5,007
Cash Gift	460
Productivity Enhancement Incentive	460
Step Increment	151

Total Other Compensation Common to All	16,181

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	13,560

Total Other Compensation for Specific Groups	13,560

Other Benefits
PAG-IBIG Contributions	221
PhilHealth Contributions	1,379
Employees Compensation Insurance Premiums	111
Loyalty Award - Civilian	75
Terminal Leave	3,140

Total Other Benefits	4,926

Total Personnel Services	94,760

Maintenance and Other Operating Expenses
Travelling Expenses	37,361
Training and Scholarship Expenses	6,763
Supplies and Materials Expenses	34,026
Utility Expenses	5,480
Communication Expenses	5,144

1110	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Awards/Rewards and Prizes	10,182
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	49,172
General Services	8,127
Repairs and Maintenance	6,268
Taxes, Insurance Premiums and Other Fees	1,209
Other Maintenance and Operating Expenses
Advertising Expenses	11,550
Representation Expenses	15,253
Transportation and Delivery Expenses	204
Rent/Lease Expenses	9,922
Subscription Expenses	1,752
Other Maintenance and Operating Expenses	7,223

Total Maintenance and Other Operating Expenses	209,786

Total Current Operating Expenditures	304,546

TOTAL NEW APPROPRIATIONS	304,546

C. PHILIPPINE NATIONAL AIDS COUNCIL

For general administration and support, support to operations, and operations, as indicated hereunder	₱	63,204,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	18,478,000	₱	14,048,000	₱	5,907,000	₱	38,433,000
Support to Operations		1,405,000		1,000,000				2,405,000
Operations		13,366,000		9,000,000				22,366,000

POLICY AND STANDARDS DEVELOPMENT PROGRAM		4,995,000		3,000,000				7,995,000
INFORMATION, EDUCATION AND COMMUNICATION PROGRAM		8,371,000		6,000,000				14,371,000

TOTAL NEW APPROPRIATIONS	₱	33,249,000	₱	24,048,000	₱	5,907,000	₱	63,204,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine National AIDS Council (PNAC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) PNAC’s website.

The PNAC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

JANUARY 5, 2026	OFFICIAL GAZETTE	1111
DEPARTMENT OF HEALTH

2.Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	16,866,000	₱	14,048,000	₱	5,907,000	₱	36,821,000
Administration of Personnel Benefits		1,612,000						1,612,000

Sub-total, General Administration and Support		18,478,000		14,048,000		5,907,000		38,433,000

Support to Operations
Technical and Administrative Support of the PNAC Secretariat		1,405,000		500,000				1,905,000
Capacity Building of Council and Secretariat				500,000				500,000

Sub-total, Support to Operations		1,405,000		1,000,000				2,405,000

Operations
POLICY AND STANDARDS DEVELOPMENT PROGRAM		4,995,000		3,000,000				7,995,000

Development of Policy and Standards on the Prevention and Control of HIV and AIDS		4,995,000		3,000,000				7,995,000
INFORMATION, EDUCATION AND COMMUNICATION PROGRAM		8,371,000		6,000,000				14,371,000

Formulation and Implementation of Advocacy Services and Activities on HIV and AIDS		8,371,000		6,000,000				14,371,000

Sub-total, Operations		13,366,000		9,000,000				22,366,000

TOTAL NEW APPROPRIATIONS	₱	33,249,000	₱	24,048,000	₱	5,907,000	₱	63,204,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

1112	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Permanent Positions
Basic Salary	19,889

Total Permanent Positions	19,889

Other Compensation Common to All
Personnel Economic Relief Allowance	720
Representation Allowance	264
Transportation Allowance	264
Clothing and Uniform Allowance	210
Mid-Year Bonus - Civilian	1,657
Year End Bonus	1,657
Cash Gift	150
Productivity Enhancement Incentive	150
Step Increment	50

Total Other Compensation Common to All	5,122

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	5,734

Total Other Compensation for Specific Groups	5,734

Other Benefits
PAG-IBIG Contributions	73
PhilHealth Contributions	472
Employees Compensation Insurance Premiums	35
Loyalty Award - Civilian	15
Terminal Leave	1,612

Total Other Benefits	2,207

Non-Permanent Positions	297

Total Personnel Services	33,249

Maintenance and Other Operating Expenses
Travelling Expenses	1,275
Training and Scholarship Expenses	9,721
Supplies and Materials Expenses	763
Communication Expenses	208
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	6,793
General Services	2,052
Repairs and Maintenance	194
Taxes, Insurance Premiums and Other Fees	1,150
Other Maintenance and Operating Expenses
Printing and Publication Expenses	600
Representation Expenses	378

JANUARY 5, 2026	OFFICIAL GAZETTE	1113
DEPARTMENT OF HEALTH

Rent/Lease Expenses Expenses	313
Subscription Expenses	360
Bank Transaction Fee	1
Other Maintenance and Operating Expenses	104

Total Maintenance and Other Operating Expenses	24,048

Total Current Operating Expenditures	57,297

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	5,907

Total Capital Outlays	5,907

TOTAL NEW APPROPRIATIONS	63,204

1114	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

GENERAL SUMMARY

DEPARTMENT OF HEALTH

	Current Operating Expenditures

	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	102,789,734,000	₱	157,336,090,000	₱	37,363,640,000	₱	297,489,464,000
B. NATIONAL NUTRITION COUNCIL		94,760,000		209,786,000				304,546,000
C. PHILIPPINE NATIONAL AIDS COUNCIL		33,249,000		24,048,000		5,907,000		63,204,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF HEALTH	₱	102,917,743,000	₱	157,569,924,000	₱	37,369,547,000	₱	297,857,214,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1115

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

XV. DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,382,250,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	320,548,000	₱	176,547,000	₱	7,220,000	₱	504,315,000
Support to Operations		59,983,000		54,319,000		46,450,000		160,752,000
Operations		410,189,000		271,994,000				682,183,000

HUMAN SETTLEMENTS AND URBAN DEVELOPMENT COORDINATION PROGRAM		80,572,000		71,527,000				152,099,000
HOMEOWNERS ASSOCIATION AND COMMUNITY DEVELOPMENT PROGRAM		110,865,000		85,945,000				196,810,000
ENVIRONMENTAL, LAND USE AND URBAN PLANNING AND DEVELOPMENT PROGRAM		100,944,000		90,160,000				191,104,000
HOUSING AND REAL ESTATE DEVELOPMENT REGULATION PROGRAM		117,808,000		24,362,000				142,170,000

Total, Regular Programs		790,720,000		502,860,000		53,670,000		1,347,250,000

B. PROJECT(S)
Locally-Funded Project(s)				35,000,000				35,000,000

Total, Project(s)				35,000,000				35,000,000

TOTAL NEW APPROPRIATIONS	₱	790,720,000	₱	537,860,000	₱	53,670,000	₱	1,382,250,000

Special Provision(s)

1.Exclusion of Lands Owned and Occupied by Public Schools from the Pambansang Pabahay Para sa Pilipino Program (4PH) and other Government Housing Programs. Consistent with R.A. No. 7279, as amended, R.A. No. 11201, and E.O. No. 34, s. 2023, lands actually and primarily used for educational purposes shall be exempt from being listed as available and suitable lands for the 4PH Program and other government housing programs.

2.Reporting and Posting Requirements. The DHSUD shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the Budget and Treasury Management System (BTMS); and

(b) DHSUD’s website.

The DHSUD shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

1116	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	314,417,000	₱	176,547,000	₱	7,220,000	₱	498,184,000

National Capital Region (NCR)		145,024,000		35,625,000				180,649,000

Central Office		133,426,000		24,378,000				157,804,000
Regional Office - NCR		11,598,000		11,247,000				22,845,000
Region I - Ilocos		10,447,000		5,031,000				15,478,000

Regional Office - I		10,447,000		5,031,000				15,478,000
Cordillera Administrative Region (CAR)		12,600,000		5,647,000				18,247,000

Regional Office - CAR		12,600,000		5,647,000				18,247,000
Region II - Cagayan Valley		6,298,000		5,161,000				11,459,000

Regional Office - II		6,298,000		5,161,000				11,459,000
Region III - Central Luzon		14,273,000		8,200,000				22,473,000

Regional Office - III		14,273,000		8,200,000				22,473,000
Region IVA - CALABARZON		14,080,000		13,997,000				28,077,000

Regional Office - IV-A		14,080,000		13,997,000				28,077,000
Region IVB - MIMAROPA		6,743,000		21,835,000		1,720,000		30,298,000

Regional Office - IV-B		6,743,000		21,835,000		1,720,000		30,298,000
Region V - Bicol		11,656,000		7,458,000				19,114,000

Regional Office - V		11,656,000		7,458,000				19,114,000
Region VI - Western Visayas		12,912,000		8,551,000				21,463,000

Regional Office - VI		12,912,000		8,551,000				21,463,000
Negros Island Region				10,707,000		5,500,000		16,207,000

Regional Office - NIR				10,707,000		5,500,000		16,207,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1117

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Region VII - Central Visayas	11,185,000	9,862,000		21,047,000

Regional Office - VII	11,185,000	9,862,000		21,047,000
Region VIII - Eastern Visayas	10,248,000	5,474,000		15,722,000

Regional Office - VIII	10,248,000	5,474,000		15,722,000
Region IX - Zamboanga Peninsula	10,606,000	5,909,000		16,515,000

Regional Office - IX	10,606,000	5,909,000		16,515,000
Region X - Northern Mindanao	10,732,000	9,397,000		20,129,000

Regional Office - X	10,732,000	9,397,000		20,129,000
Region XI - Davao	14,842,000	11,694,000		26,536,000

Regional Office - XI	14,842,000	11,694,000		26,536,000
Region XII - SOCCSKSARGEN	12,840,000	6,934,000		19,774,000

Regional Office - XII	12,840,000	6,934,000		19,774,000
Region XIII - Caraga	9,931,000	5,065,000		14,996,000

Regional Office - XIII	9,931,000	5,065,000		14,996,000
Administration of Personnel Benefits	6,131,000			6,131,000

National Capital Region (NCR)	6,131,000			6,131,000

Central Office	6,131,000			6,131,000

Sub-total, General Administration and Support	320,548,000	176,547,000	7,220,000	504,315,000

Support to Operations
Technical Support to Management on Program Conceptualization and Development, Coordination and Monitoring	59,983,000	54,319,000	46,450,000	160,752,000

National Capital Region (NCR)	59,983,000	54,319,000	46,450,000	160,752,000

Central Office	59,983,000	54,319,000	46,450,000	160,752,000

Sub-total, Support to Operations	59,983,000	54,319,000	46,450,000	160,752,000

Operations
HUMAN SETTLEMENTS AND URBAN DEVELOPMENT COORDINATION PROGRAM	80,572,000	71,527,000		152,099,000

Policy Formulation and Monitoring of Housing Agencies and Stakeholders	17,790,000	37,627,000		55,417,000

1118	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

National Capital Region (NCR)	17,790,000	37,627,000	55,417,000

Central Office	17,790,000	37,627,000	55,417,000
Subdivision Survey of Proclaimed Lands for
Socialized Housing		7,117,000	7,117,000

National Capital Region (NCR)		7,117,000	7,117,000

Central Office		7,117,000	7,117,000
Technical Advisory Services for LGUs in Shelter Planning	57,698,000	20,190,000	77,888,000

National Capital Region (NCR)	2,620,000	18,290,000	20,910,000

Central Office		17,990,000	17,990,000
Regional Office - NCR	2,620,000	300,000	2,920,000
Region I - Ilocos	4,346,000	100,000	4,446,000

Regional Office - I	4,346,000	100,000	4,446,000
Cordillera Administrative Region (CAR)	2,997,000	100,000	3,097,000

Regional Office - CAR	2,997,000	100,000	3,097,000
Region II - Cagayan Valley	4,884,000	100,000	4,984,000

Regional Office - II	4,884,000	100,000	4,984,000
Region III - Central Luzon	2,389,000	200,000	2,589,000

Regional Office - III	2,389,000	200,000	2,589,000
Region IVA - CALABARZON	4,670,000	300,000	4,970,000

Regional Office - IV-A	4,670,000	300,000	4,970,000
Region IVB - MIMAROPA	3,198,000	100,000	3,298,000

Regional Office - IV-B	3,198,000	100,000	3,298,000
Region V - Bicol	4,232,000	100,000	4,332,000

Regional Office - V	4,232,000	100,000	4,332,000
Region VI - Western Visayas	4,838,000	100,000	4,938,000

Regional Office - VI	4,838,000	100,000	4,938,000
Region VII - Central Visayas	2,974,000	200,000	3,174,000

Regional Office - VII	2,974,000	200,000	3,174,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1119

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Region VIII - Eastern Visayas	2,682,000	100,000	2,782,000

Regional Office - VIII	2,682,000	100,000	2,782,000
Region IX - Zamboanga Peninsula	3,630,000	100,000	3,730,000

Regional Office - IX	3,630,000	100,000	3,730,000
Region X - Northern Mindanao	4,875,000	100,000	4,975,000

Regional Office - X	4,875,000	100,000	4,975,000
Region XI - Davao	2,635,000	100,000	2,735,000

Regional Office - XI	2,635,000	100,000	2,735,000
Region XII - SOCCSKSARGEN	4,362,000	100,000	4,462,000

Regional Office - XII	4,362,000	100,000	4,462,000
Region XIII - Caraga	2,366,000	100,000	2,466,000

Regional Office - XIII	2,366,000	100,000	2,466,000
National Drive Against Professional Squatters and Squatting Syndicates		4,872,000	4,872,000

National Capital Region (NCR)		4,872,000	4,872,000

Central Office		4,872,000	4,872,000
Formulation/Updating of Standards, Guidelines, Rules and Regulations on Land Use Planning, Zoning/Other Development Control, Housing and Real Estate Development Projects and Homeowners Associations (HOAs)	5,084,000	1,721,000	6,805,000

National Capital Region (NCR)	5,084,000	1,721,000	6,805,000

Central Office	5,084,000	1,721,000	6,805,000
HOMEOWNERS ASSOCIATION AND COMMUNITY DEVELOPMENT PROGRAM	110,865,000	85,945,000	196,810,000

Monitoring of Subdivision and Condominium Projects Issued Permits and Licenses and Homeowners Associations Issued Registration Certificates	110,865,000	85,945,000	196,810,000

National Capital Region (NCR)	28,298,000	80,595,000	108,893,000

Central Office	18,775,000	79,845,000	98,620,000
Regional Office - NCR	9,523,000	750,000	10,273,000
Region I - Ilocos	4,864,000	300,000	5,164,000

Regional Office - I	4,864,000	300,000	5,164,000

1120	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Cordillera Administrative Region (CAR)	3,220,000	300,000	3,520,000

Regional Office - CAR	3,220,000	300,000	3,520,000
Region II - Cagayan Valley	4,864,000	300,000	5,164,000

Regional Office - II	4,864,000	300,000	5,164,000
Region III - Central Luzon	5,178,000	500,000	5,678,000

Regional Office - III	5,178,000	500,000	5,678,000
Region IVA - CALABARZON	9,058,000	750,000	9,808,000

Regional Office - IV-A	9,058,000	750,000	9,808,000
Region IVB - MIMAROPA	5,157,000	300,000	5,457,000

Regional Office - IV-B	5,157,000	300,000	5,457,000
Region V - Bicol	4,287,000	300,000	4,587,000

Regional Office - V	4,287,000	300,000	4,587,000
Region VI - Western Visayas	5,590,000	300,000	5,890,000

Regional Office - VI	5,590,000	300,000	5,890,000
Region VII - Central Visayas	8,057,000	500,000	8,557,000

Regional Office - VII	8,057,000	500,000	8,557,000
Region VIII - Eastern Visayas	6,027,000	300,000	6,327,000

Regional Office - VIII	6,027,000	300,000	6,327,000
Region IX - Zamboanga Peninsula	3,702,000	300,000	4,002,000

Regional Office - IX	3,702,000	300,000	4,002,000
Region X - Northern Mindanao	6,001,000	300,000	6,301,000

Regional Office - X	6,001,000	300,000	6,301,000
Region XI - Davao	5,565,000	300,000	5,865,000

Regional Office - XI	5,565,000	300,000	5,865,000
Region XII - SOCCSKSARGEN	6,119,000	300,000	6,419,000

Regional Office - XII	6,119,000	300,000	6,419,000
Region XIII - Caraga	4,878,000	300,000	5,178,000

Regional Office - XIII	4,878,000	300,000	5,178,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1121

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

ENVIRONMENTAL, LAND USE AND URBAN PLANNING AND DEVELOPMENT PROGRAM	100,944,000	90,160,000	191,104,000

Provision of Technical Assistance to LGUs in the Preparation/Updating of Comprehensive Land Use Plans and Zoning Ordinances	100,944,000	90,160,000	191,104,000

National Capital Region (NCR)	35,024,000	84,810,000	119,834,000

Central Office	27,598,000	84,060,000	111,658,000
Regional Office - NCR	7,426,000	750,000	8,176,000
Region I - Ilocos	2,479,000	300,000	2,779,000

Regional Office - I	2,479,000	300,000	2,779,000
Cordillera Administrative Region (CAR)	3,963,000	300,000	4,263,000

Regional Office - CAR	3,963,000	300,000	4,263,000
Region II - Cagayan Valley	2,166,000	300,000	2,466,000

Regional Office - II	2,166,000	300,000	2,466,000
Region III - Central Luzon	4,842,000	500,000	5,342,000

Regional Office - III	4,842,000	500,000	5,342,000
Region IVA - CALABARZON	6,313,000	750,000	7,063,000

Regional Office - IV-A	6,313,000	750,000	7,063,000
Region IVB - MIMAROPA	2,895,000	300,000	3,195,000

Regional Office - IV-B	2,895,000	300,000	3,195,000
Region V - Bicol	4,353,000	300,000	4,653,000

Regional Office - V	4,353,000	300,000	4,653,000
Region VI - Western Visayas	3,627,000	300,000	3,927,000

Regional Office - VI	3,627,000	300,000	3,927,000
Region VII - Central Visayas	5,702,000	500,000	6,202,000

Regional Office - VII	5,702,000	500,000	6,202,000
Region VIII - Eastern Visayas	3,813,000	300,000	4,113,000

Regional Office - VIII	3,813,000	300,000	4,113,000
Region IX - Zamboanga Peninsula	3,235,000	300,000	3,535,000

Regional Office - IX	3,235,000	300,000	3,535,000

1122	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region X - Northern Mindanao	5,977,000	300,000	6,277,000

Regional Office - X	5,977,000	300,000	6,277,000
Region XI - Davao	8,252,000	300,000	8,552,000

Regional Office - XI	8,252,000	300,000	8,552,000
Region XII - SOCCSKSARGEN	5,054,000	300,000	5,354,000

Regional Office - XII	5,054,000	300,000	5,354,000
Region XIII - Caraga	3,249,000	300,000	3,549,000

Regional Office - XIII	3,249,000	300,000	3,549,000
HOUSING AND REAL ESTATE DEVELOPMENT REGULATION PROGRAM	117,808,000	24,362,000	142,170,000

Processing Applications for Permits, Licenses, Clearances, Registration Certificates and Other Issuances Pertaining to Development and Sale of Subdivision, Condominium and Other Real Estate Development Projects and Homeowners Associations	117,808,000	24,362,000	142,170,000

National Capital Region (NCR)	25,686,000	19,012,000	44,698,000

Central Office	14,585,000	18,262,000	32,847,000
Regional Office - NCR	11,101,000	750,000	11,851,000
Region I - Ilocos	4,948,000	300,000	5,248,000

Regional Office - I	4,948,000	300,000	5,248,000
Cordillera Administrative Region (CAR)	3,400,000	300,000	3,700,000

Regional Office - CAR	3,400,000	300,000	3,700,000
Region II - Cagayan Valley	5,011,000	300,000	5,311,000

Regional Office - II	5,011,000	300,000	5,311,000
Region III - Central Luzon	7,929,000	500,000	8,429,000

Regional Office - III	7,929,000	500,000	8,429,000
Region IVA - CALABARZON	8,875,000	750,000	9,625,000

Regional Office - IV-A	8,875,000	750,000	9,625,000
Region IVB - MIMAROPA	6,691,000	300,000	6,991,000

Regional Office - IV-B	6,691,000	300,000	6,991,000
Region V - Bicol	5,233,000	300,000	5,533,000

Regional Office - V	5,233,000	300,000	5,533,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1123

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Region VI - Western Visayas		6,225,000		300,000				6,525,000

Regional Office - VI		6,225,000		300,000				6,525,000
Region VII - Central Visayas		6,858,000		500,000				7,358,000

Regional Office - VII		6,858,000		500,000				7,358,000
Region VIII - Eastern Visayas		4,962,000		300,000				5,262,000

Regional Office - VIII		4,962,000		300,000				5,262,000
Region IX - Zamboanga Peninsula		4,509,000		300,000				4,809,000

Regional Office - IX		4,509,000		300,000				4,809,000
Region X - Northern Mindanao		7,082,000		300,000				7,382,000

Regional Office - X		7,082,000		300,000				7,382,000
Region XI - Davao		7,592,000		300,000				7,892,000

Regional Office - XI		7,592,000		300,000				7,892,000
Region XII - SOCCSKSARGEN		6,489,000		300,000				6,789,000

Regional Office - XII		6,489,000		300,000				6,789,000
Region XIII - Caraga		6,318,000		300,000				6,618,000

Regional Office - XIII		6,318,000		300,000				6,618,000

Sub-total, Operations		410,189,000		271,994,000				682,183,000

Total, Regular Programs		790,720,000		502,860,000		53,670,000		1,347,250,000

PROJECT(S)
Locally-Funded Project(s)
Pambansang Pabahay Para sa Pilipino (4PH) Program				35,000,000				35,000,000

National Capital Region (NCR)				35,000,000				35,000,000

Central Office				35,000,000				35,000,000

Sub-total, Locally-Funded Project(s)				35,000,000				35,000,000

Total, Project(s)				35,000,000				35,000,000

TOTAL NEW APPROPRIATIONS	₱	790,720,000	₱	537,860,000	₱	53,670,000	₱	1,382,250,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

1124	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	609,712

Total Permanent Positions	609,712

Other Compensation Common to All
Personnel Economic Relief Allowance	19,296
Representation Allowance	10,800
Transportation Allowance	10,800
Clothing and Uniform Allowance	5,628
Mid-Year Bonus - Civilian	50,813
Year End Bonus	50,813
Cash Gift	4,020
Productivity Enhancement Incentive	4,020
Step Increment	1,522

Total Other Compensation Common to All	157,712

Other Benefits
Pag-IBIG Contributions	1,934
PhilHealth Contributions	13,982
Employees Compensation Insurance Premiums	969
Loyalty Award - Civilian	280
Terminal Leave	6,131

Total Other Benefits	23,296

Total Personnel Services	790,720

Maintenance and Other Operating Expenses
Travelling Expenses	87,497
Training and Scholarship Expenses	35,674
Supplies and Materials Expenses	68,431
Utility Expenses	60,108
Communication Expenses	23,942
Survey, Research, Exploration and Development Expenses	2,300
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	8,976
Professional Services	75,233
General Services	46,183
Repairs and Maintenance	7,252
Financial Assistance/Subsidy	14,000
Taxes, Insurance Premiums and Other Fees	2,075
Other Maintenance and Operating Expenses
Advertising Expenses	1,000
Printing and Publication Expenses	735
Representation Expenses	15,807
Transportation and Delivery Expenses	362
Rent/Lease Expenses	42,201
Subscription Expenses	23,510

JANUARY 5, 2026	OFFICIAL GAZETTE	1125

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Other Maintenance and Operating Expenses	22,574

Total Maintenance and Other Operating Expenses	537,860

Total Current Operating Expenditures	1,328,580

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	27,750
Furniture, Fixtures and Books Outlay	520
Intangible Assets Outlay	25,400

Total Capital Outlays	53,670

TOTAL NEW APPROPRIATIONS	1,382,250

B. HUMAN SETTLEMENTS ADJUDICATION COMMISSION

For general administration and support, and operations as indicated hereunder	₱	526,917,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	197,073,000	₱	113,459,000		₱	310,532,000
Operations		171,729,000		44,656,000			216,385,000

HUMAN SETTLEMENTS ADJUDICATION PROGRAM		171,729,000		44,656,000			216,385,000

TOTAL NEW APPROPRIATIONS	₱	368,802,000	₱	158,115,000		₱	526,917,000

Special Provision(s)

1. Reporting and Posting Requirements. The Human Settlements Adjudication Commission (HSAC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) HSAC’s website.

The HSAC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

1126	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	190,362,000	₱	113,459,000		₱	303,821,000

National Capital Region (NCR)		96,278,000		73,255,000			169,533,000

Central Office		91,602,000		69,759,000			161,361,000
Regional Adjudication Branch - NCR		4,676,000		3,496,000			8,172,000
Region I - Ilocos		6,998,000		2,373,000			9,371,000

Regional Adjudication Branch - I		6,998,000		2,373,000			9,371,000
Cordillera Administrative Region (CAR)		6,498,000		2,399,000			8,897,000

Regional Adjudication Branch - CAR		6,498,000		2,399,000			8,897,000
Region II - Cagayan Valley		7,325,000		1,991,000			9,316,000

Regional Adjudication Branch - II		7,325,000		1,991,000			9,316,000
Region III - Central Luzon		7,315,000		2,643,000			9,958,000

Regional Adjudication Branch - III		7,315,000		2,643,000			9,958,000
Region IVA - CALABARZON		6,005,000		4,761,000			10,766,000

Regional Adjudication Branch - IV-A		6,005,000		4,761,000			10,766,000
Region IVB - MIMAROPA		3,247,000		1,904,000			5,151,000

Regional Adjudication Branch - IV-B		3,247,000		1,904,000			5,151,000
Region V - Bicol		6,052,000		2,604,000			8,656,000

Regional Adjudication Branch - V		6,052,000		2,604,000			8,656,000
Region VI - Western Visayas		5,689,000		2,508,000			8,197,000

Regional Adjudication Branch - VI		5,689,000		2,508,000			8,197,000
Region VII - Central Visayas		6,989,000		3,262,000			10,251,000

Regional Adjudication Branch - VII		6,989,000		3,262,000			10,251,000
Region VIII - Eastern Visayas		6,698,000		2,204,000			8,902,000

Regional Adjudication Branch - VIII		6,698,000		2,204,000			8,902,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1127

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Region IX - Zamboanga Peninsula	5,408,000	2,413,000	7,821,000

Regional Adjudication Branch - IX	5,408,000	2,413,000	7,821,000
Region X - Northern Mindanao	6,289,000	2,827,000	9,116,000

Regional Adjudication Branch - X	6,289,000	2,827,000	9,116,000
Region XI - Davao	7,301,000	2,867,000	10,168,000

Regional Adjudication Branch - XI	7,301,000	2,867,000	10,168,000
Region XII - SOCCSKSARGEN	5,302,000	2,792,000	8,094,000

Regional Adjudication Branch - XII	5,302,000	2,792,000	8,094,000
Region XIII - Caraga	6,968,000	2,656,000	9,624,000

Regional Adjudication Branch - XIII	6,968,000	2,656,000	9,624,000
Administration of Personnel Benefits	6,711,000		6,711,000

National Capital Region (NCR)	6,711,000		6,711,000

Central Office	6,711,000		6,711,000

Sub-total, General Administration and Support	197,073,000	113,459,000	310,532,000

Operations
HUMAN SETTLEMENTS ADJUDICATION PROGRAM	171,729,000	44,656,000	216,385,000

Conduct of Legal Researches and Related Studies	78,196,000	20,429,000	98,625,000

National Capital Region (NCR)	27,244,000	5,090,000	32,334,000

Central Office	23,161,000	4,043,000	27,204,000
Regional Adjudication Branch - NCR	4,083,000	1,047,000	5,130,000
Region I - Ilocos	3,352,000	850,000	4,202,000

Regional Adjudication Branch - I	3,352,000	850,000	4,202,000
Cordillera Administrative Region (CAR)	3,363,000	1,150,000	4,513,000

Regional Adjudication Branch - CAR	3,363,000	1,150,000	4,513,000
Region II - Cagayan Valley	3,352,000	960,000	4,312,000

Regional Adjudication Branch - II	3,352,000	960,000	4,312,000
Region III - Central Luzon	3,016,000	790,000	3,806,000

Regional Adjudication Branch - III	3,016,000	790,000	3,806,000

1128	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region IVA - CALABARZON	6,349,000	2,238,000	8,587,000

Regional Adjudication Branch - IV-A	6,349,000	2,238,000	8,587,000
Region IVB - MIMAROPA	2,656,000	855,000	3,511,000

Regional Adjudication Branch - IV-B	2,656,000	855,000	3,511,000
Region V - Bicol	2,831,000	696,000	3,527,000

Regional Adjudication Branch - V	2,831,000	696,000	3,527,000
Region VI - Western Visayas	3,547,000	1,030,000	4,577,000

Regional Adjudication Branch - VI	3,547,000	1,030,000	4,577,000
Region VII - Central Visayas	4,236,000	1,250,000	5,486,000

Regional Adjudication Branch - VII	4,236,000	1,250,000	5,486,000
Region VIII - Eastern Visayas	3,352,000	810,000	4,162,000

Regional Adjudication Branch - VIII	3,352,000	810,000	4,162,000
Region IX - Zamboanga Peninsula	2,821,000	890,000	3,711,000

Regional Adjudication Branch - IX	2,821,000	890,000	3,711,000
Region X - Northern Mindanao	2,833,000	745,000	3,578,000

Regional Adjudication Branch - X	2,833,000	745,000	3,578,000
Region XI - Davao	3,061,000	1,050,000	4,111,000

Regional Adjudication Branch - XI	3,061,000	1,050,000	4,111,000
Region XII - SOCCSKSARGEN	2,821,000	960,000	3,781,000

Regional Adjudication Branch - XII	2,821,000	960,000	3,781,000
Region XIII - Caraga	3,362,000	1,065,000	4,427,000

Regional Adjudication Branch - XIII	3,362,000	1,065,000	4,427,000
Resolution of Cases/Complaints Arising from the Implementation of Laws, Rules and Regulations on Zoning, Subdivision/Condominium Development and Intra and Inter Homeowners Associations Disputes as well as Appealed Cases Pertinent Thereto	93,533,000	24,227,000	117,760,000

National Capital Region (NCR)	16,928,000	4,525,000	21,453,000

Central Office	2,706,000	3,060,000	5,766,000
Regional Adjudication Branch - NCR	14,222,000	1,465,000	15,687,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1129

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Region I - Ilocos	1,880,000	850,000	2,730,000

Regional Adjudication Branch - I	1,880,000	850,000	2,730,000
Cordillera Administrative Region (CAR)	5,633,000	1,150,000	6,783,000

Regional Adjudication Branch - CAR	5,633,000	1,150,000	6,783,000
Region II - Cagayan Valley	5,633,000	960,000	6,593,000

Regional Adjudication Branch - II	5,633,000	960,000	6,593,000
Region III - Central Luzon	1,352,000	790,000	2,142,000

Regional Adjudication Branch - III	1,352,000	790,000	2,142,000
Region IVA - CALABARZON	10,753,000	2,238,000	12,991,000

Regional Adjudication Branch - IV-A	10,753,000	2,238,000	12,991,000
Region IVB - MIMAROPA	4,280,000	855,000	5,135,000

Regional Adjudication Branch - IV-B	4,280,000	855,000	5,135,000
Region V - Bicol	5,659,000	1,300,000	6,959,000

Regional Adjudication Branch - V	5,659,000	1,300,000	6,959,000
Region VI - Western Visayas	3,252,000	1,555,000	4,807,000

Regional Adjudication Branch - VI	3,252,000	1,555,000	4,807,000
Region VII - Central Visayas	4,037,000	1,914,000	5,951,000

Regional Adjudication Branch - VII	4,037,000	1,914,000	5,951,000
Region VIII - Eastern Visayas	5,677,000	1,220,000	6,897,000

Regional Adjudication Branch - VIII	5,677,000	1,220,000	6,897,000
Region IX - Zamboanga Peninsula	5,627,000	1,275,000	6,902,000

Regional Adjudication Branch - IX	5,627,000	1,275,000	6,902,000
Region X - Northern Mindanao	7,761,000	1,210,000	8,971,000

Regional Adjudication Branch - X	7,761,000	1,210,000	8,971,000
Region XI - Davao	8,595,000	1,510,000	10,105,000

Regional Adjudication Branch - XI	8,595,000	1,510,000	10,105,000
Region XII - SOCCSKSARGEN	3,233,000	1,420,000	4,653,000

Regional Adjudication Branch - XII	3,233,000	1,420,000	4,653,000

1130	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region XIII - Caraga		3,233,000		1,455,000		4,688,000

Regional Adjudication Branch - XIII		3,233,000		1,455,000		4,688,000

Sub-total, Operations		171,729,000		44,656,000		216,385,000

TOTAL NEW APPROPRIATIONS	₱	368,802,000	₱	158,115,000	₱	526,917,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	273,649

Total Permanent Positions	273,649

Other Compensation Common to All
Personnel Economic Relief Allowance	9,288
Representation Allowance	5,724
Transportation Allowance	5,724
Clothing and Uniform Allowance	2,709
Mid-Year Bonus - Civilian	22,804
Year End Bonus	22,804
Cash Gift	1,935
Productivity Enhancement Incentive	1,935
Step Increment	682

Total Other Compensation Common to All	73,605

Other Benefits
Pag-IBIG Contributions	928
PhilHealth Contributions	6,266
Employees Compensation Insurance Premiums	462
Loyalty Award - Civilian	120
Terminal Leave	6,711

Total Other Benefits	14,487

Non-Permanent Positions	7,061

Total Personnel Services	368,802

Maintenance and Other Operating Expenses
Travelling Expenses	4,730
Training and Scholarship Expenses	6,638
Supplies and Materials Expenses	15,140
Utility Expenses	11,928

JANUARY 5, 2026	OFFICIAL GAZETTE	1131

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Communication Expenses	15,174
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,274
Professional Services	340
General Services	34,629
Repairs and Maintenance	3,402
Taxes, Insurance Premiums and Other Fees	10,339
Other Maintenance and Operating Expenses
Printing and Publication Expenses	3,529
Representation Expenses	2,302
Transportation and Delivery Expenses	1,039
Rent/Lease Expenses	23,538
Membership Dues and Contributions to Organizations	11
Subscription Expenses	12,407
Bank Transaction Fee	90
Other Maintenance and Operating Expenses	9,605

Total Maintenance and Other Operating Expenses	158,115

Total Current Operating Expenditures	526,917

TOTAL NEW APPROPRIATIONS	526,917

1132	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

GENERAL SUMMARY

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	790,720,000	₱	537,860,000	₱	53,670,000	₱	1,382,250,000
B. HUMAN SETTLEMENTS ADJUDICATION COMMISSION		368,802,000		158,115,000				526,917,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT	₱	1,159,522,000	₱	695,975,000	₱	53,670,000	₱	1,909,167,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1133

DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

XVI. DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded and foreign-assisted project(s), as indicated hereunder	₱	11,371,671,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	451,735,000	₱	707,330,000	₱	64,800,000	₱	1,223,865,000
Support to Operations		23,889,000		68,243,000				92,132,000
Operations		455,042,000		2,561,017,000		2,012,630,000		5,028,689,000

ICT PLANS, POLICIES AND STANDARDS PROGRAM		29,592,000		27,359,000				56,951,000
ICT SYSTEMS AND INFORMATION INFRASTRUCTURE DEVELOPMENT, MANAGEMENT AND ADVISORY PROGRAM		125,750,000		1,904,297,000		1,917,630,000		3,947,677,000
ICT CAPACITY AND INDUSTRY ECOSYSTEM DEVELOPMENT AND MANAGEMENT PROGRAM		299,700,000		629,361,000		95,000,000		1,024,061,000

Total, Regular Programs		930,666,000		3,336,590,000		2,077,430,000		6,344,686,000

B. PROJECTS
Locally-Funded Project(s)				1,164,017,000		607,845,000		1,771,862,000
Foreign-Assisted Project(s)		22,500,000		652,333,000		2,580,290,000		3,255,123,000

Total, Project(s)		22,500,000		1,816,350,000		3,188,135,000		5,026,985,000

TOTAL NEW APPROPRIATIONS	₱	953,166,000	₱	5,152,940,000	₱	5,265,565,000	₱	11,371,671,000

Special Provision(s)

1. Free Public Internet Access Fund. In addition to the amounts appropriated herein, Five Billion Pesos (P5,000,000,000) shall be used to provide financing for the implementation of the Free Public Internet Access Program (FPIAP), including Information and Communications Technology (ICT) infrastructure such as backbone, middle mile and last mile ICT infrastructure, construction of towers, data centers, assets and services, as may be determined by the Department of Information and Communications Technology (DICT), sourced from the Spectrum Users Fees (SUF) collected by the National Telecommunications Commission, constituted into the Free Public Internet Access Fund under the management of the DICT in accordance with Section 17 of R.A. No. 10929.

The General Administration and Support Services in the implementation of the FPIAP shall not exceed three percent (3%) of the total financing sourced from the SUF.

Implementation of this provision shall be subject to judicious fiscal programming by the National Government.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Priority Sites for the Free Public Wi-Fi Program. To effectively implement the FPIAP in accordance with R.A. No. 10929, the DICT shall prioritize the provision of free public internet access in public schools and public HEIs, subject to strategic planning and resource availability.

3. Reporting and Posting Requirements. The DICT shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

1134	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the Budget and Treasury Management System (BTMS); and

(b) DICT’s website.

The DICT shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	419,329,000	₱	705,142,000	₱	64,800,000	₱	1,189,271,000

National Capital Region (NCR)		419,329,000		705,142,000		64,800,000		1,189,271,000

Central Office		419,329,000		705,142,000		64,800,000		1,189,271,000
Organization and Human Resource Management and Development		12,758,000		2,188,000				14,946,000

National Capital Region (NCR)		12,758,000		2,188,000				14,946,000

Central Office		12,758,000		2,188,000				14,946,000
Administration of Personnel Benefits		19,648,000						19,648,000

National Capital Region (NCR)		19,648,000						19,648,000

Central Office		19,648,000						19,648,000

Sub-total, General Administration and Support		451,735,000		707,330,000		64,800,000		1,223,865,000

Support to Operations
Corporate Planning, Strategic Communications, and Regional Operations Support		12,106,000		12,367,000				24,473,000

National Capital Region (NCR)		12,106,000		12,367,000				24,473,000

Central Office		12,106,000		12,367,000				24,473,000
Internal Systems and Standards Development and Management		11,783,000		55,876,000				67,659,000

National Capital Region (NCR)		11,783,000		55,876,000				67,659,000

Central Office		11,783,000		55,876,000				67,659,000

Sub-total, Support to Operations		23,889,000		68,243,000				92,132,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1135
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Operations
ICT PLANS, POLICIES AND STANDARDS PROGRAM	29,592,000	27,359,000		56,951,000

Plans, Policies, Regulations and Standards Development and Management	29,592,000	27,359,000		56,951,000

National Capital Region (NCR)	29,592,000	27,359,000		56,951,000

Central Office	29,592,000	27,359,000		56,951,000
ICT SYSTEMS AND INFORMATION INFRASTRUCTURE DEVELOPMENT, MANAGEMENT AND ADVISORY PROGRAM	125,750,000	1,904,297,000	1,917,630,000	3,947,677,000

Cybersecurity Information Infrastructure Development and Management	40,849,000	812,149,000	1,104,130,000	1,957,128,000

National Capital Region (NCR)	40,849,000	812,149,000	1,104,130,000	1,957,128,000

Central Office	40,849,000	812,149,000	1,104,130,000	1,957,128,000
Digital Government Development and Management	34,868,000	953,198,000	500,000,000	1,488,066,000

National Capital Region (NCR)	34,868,000	953,198,000	500,000,000	1,488,066,000

Central Office	34,868,000	953,198,000	500,000,000	1,488,066,000
Digital Information Infrastructure Development and Management	50,033,000	138,950,000	313,500,000	502,483,000

National Capital Region (NCR)	50,033,000	138,950,000	313,500,000	502,483,000

Central Office	50,033,000	138,950,000	313,500,000	502,483,000
ICT CAPACITY AND INDUSTRY ECOSYSTEM DEVELOPMENT AND MANAGEMENT PROGRAM	299,700,000	629,361,000	95,000,000	1,024,061,000

ICT Capacity Development and Management	19,383,000	564,625,000	95,000,000	679,008,000

National Capital Region (NCR)	19,383,000	564,625,000	95,000,000	679,008,000

Central Office	19,383,000	564,625,000	95,000,000	679,008,000
ICT Industry Ecosystem Development and Management	280,317,000	64,736,000		345,053,000

National Capital Region (NCR)	280,317,000	64,736,000		345,053,000

Central Office	280,317,000	64,736,000		345,053,000

Sub-total, Operations	455,042,000	2,561,017,000	2,012,630,000	5,028,689,000

Total, Regular Programs	930,666,000	3,336,590,000	2,077,430,000	6,344,686,000

PROJECT(S)
Locally-Funded Project(s)

1136	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

National Government Data Center Infrastructure				390,052,000		357,474,000		747,526,000

National Capital Region (NCR)				390,052,000		357,474,000		747,526,000

Central Office				390,052,000		357,474,000		747,526,000
National Broadband Program				467,103,000		200,371,000		667,474,000

National Capital Region (NCR)				467,103,000		200,371,000		667,474,000

Central Office				467,103,000		200,371,000		667,474,000
National Government Portal				291,862,000				291,862,000

National Capital Region (NCR)				291,862,000				291,862,000

Central Office				291,862,000				291,862,000

Government Transparency and Accountability Platform				15,000,000		50,000,000		65,000,000

National Capital Region (NCR)				15,000,000		50,000,000		65,000,000

Central Office				15,000,000		50,000,000		65,000,000

Sub-total, Locally-Funded Project(s)				1,164,017,000		607,845,000		1,771,862,000

Foreign-Assisted Project(s)
Philippine Digital Infrastructure Project IBRD Loan No. 9730-PH		22,500,000		652,333,000		2,580,290,000		3,255,123,000

National Capital Region (NCR)		22,500,000		652,333,000		2,580,290,000		3,255,123,000

Central Office		22,500,000		652,333,000		2,580,290,000		3,255,123,000

Loan Proceeds				652,333,000		2,580,290,000		3,232,623,000
GOP Counterpart		22,500,000						22,500,000

Sub-total, Foreign-Assisted Project(s)		22,500,000		652,333,000		2,580,290,000		3,255,123,000

Total, Project(s)		22,500,000		1,816,350,000		3,188,135,000		5,026,985,000

TOTAL NEW APPROPRIATIONS	₱	953,166,000	₱	5,152,940,000	₱	5,265,565,000	₱	11,371,671,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions

JANUARY 5, 2026	OFFICIAL GAZETTE	1137
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Basic Salary	592,015

Total Permanent Positions	592,015

Other Compensation Common to All
Personnel Economic Relief Allowance	23,064
Representation Allowance	9,366
Transportation Allowance	9,366
Clothing and Uniform Allowance	6,727
Honoraria	22,500
Mid-Year Bonus - Civilian	49,335
Year End Bonus	49,335
Cash Gift	4,805
Productivity Enhancement Incentive	4,805
Step Increment	1,480

Total Other Compensation Common to All	180,783

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	141,552

Total Other Compensation for Specific Groups	141,552

Other Benefits
PAG-IBIG Contributions	2,308
PhilHealth Contributions	13,751
Employees Compensation Insurance Premiums	1,152
Terminal Leave	19,648

Total Other Benefits	36,859

Non-Permanent Positions	1,957

Total Personnel Services	953,166

Maintenance and Other Operating Expenses
Travelling Expenses	82,771
Training and Scholarship Expenses	242,186
Supplies and Materials Expenses	396,556
Utility Expenses	110,509
Communication Expenses	39,811
Survey, Research, Exploration and Development Expenses	4,031
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	5,997
Professional Services	1,972,097
General Services	292,717
Repairs and Maintenance	248,912
Taxes, Insurance Premiums and Other Fees	11,556
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	1,295

1138	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Representation Expenses	7,150
Rent/Lease Expenses	726,460
Subscription Expenses	805,958
Other Maintenance and Operating Expenses	204,834

Total Maintenance and Other Operating Expenses	5,152,940

Total Current Operating Expenditures	6,106,106

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	2,165,772
Buildings and Other Structures	227,660
Machinery and Equipment Outlay	2,723,833
Transportation Equipment Outlay	148,300

Total Capital Outlays	5,265,565

TOTAL NEW APPROPRIATIONS	11,371,671

B. CYBERCRIME INVESTIGATION AND COORDINATION CENTER

For general administration and support, and operations, as indicated hereunder	₱	573,779,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	57,529,000	₱	71,580,000	₱		₱	129,109,000
Operations				436,270,000		8,400,000		444,670,000

CYBERCRIME PREVENTION, INVESTIGATION AND COORDINATION PROGRAM				436,270,000		8,400,000		444,670,000

TOTAL NEW APPROPRIATIONS	₱	57,529,000	₱	507,850,000	₱	8,400,000	₱	573,779,000

Special Provision(s)

1. Reporting and Posting Requirements. The Cybercrime Investigation and Coordination Center (CICC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) CICC’s website.

The CICC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

JANUARY 5, 2026	OFFICIAL GAZETTE	1139
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	57,153,000	₱	71,580,000	₱		₱	128,733,000
Administration of Personnel Benefits		376,000						376,000

Sub-total, General Administration and Support		57,529,000		71,580,000				129,109,000

Operations
CYBERCRIME PREVENTION, INVESTIGATION AND COORDINATION PROGRAM				436,270,000		8,400,000		444,670,000

Formulation, Coordination, and Monitoring of Cybercrime Plans and Policies				436,270,000		8,400,000		444,670,000

Sub-total, Operations				436,270,000		8,400,000		444,670,000

TOTAL NEW APPROPRIATIONS	₱	57,529,000	₱	507,850,000	₱	8,400,000	₱	573,779,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	44,206

Total Permanent Positions	44,206

Other Compensation Common to All
Personnel Economic Relief Allowance	1,248
Representation Allowance	1,074
Transportation Allowance	1,074
Clothing and Uniform Allowance	364
Mid-Year Bonus - Civilian	3,684
Year End Bonus	3,684
Cash Gift	260
Productivity Enhancement Incentive	260
Step Increment	111

Total Other Compensation Common to All	11,759

1140	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Other Benefits
PAG-IBIG Contributions	125
PhilHealth Contributions	1,001
Employees Compensation Insurance Premiums	62
Terminal Leave	376

Total Other Benefits	1,564

Total Personnel Services	57,529

Maintenance and Other Operating Expenses
Travelling Expenses	34,300
Training and Scholarship Expenses	19,376
Supplies and Materials Expenses	22,731
Utility Expenses	7,400
Communication Expenses	10,680
Survey, Research, Exploration and Development Expenses	200
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	760
Professional Services	186,719
Repairs and Maintenance	310
Taxes, Insurance Premiums and Other Fees	380
Other Maintenance and Operating Expenses
Printing and Publication Expenses	360
Representation Expenses	3,920
Transportation and Delivery Expenses	180
Rent/Lease Expenses	38,700
Subscription Expenses	171,515
Other Maintenance and Operating Expenses	10,319

Total Maintenance and Other Operating Expenses	507,850

Total Current Operating Expenditures	565,379

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	8,400

Total Capital Outlays	8,400

TOTAL NEW APPROPRIATIONS	573,779

C. NATIONAL PRIVACY COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	428,866,000

New Appropriations, by Programs/Projects

JANUARY 5, 2026	OFFICIAL GAZETTE	1141
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	89,868,000	₱	105,345,000	₱		₱	195,213,000
Operations		55,664,000		144,055,000		33,934,000		233,653,000

REGULATORY AND ENFORCEMENT PROGRAM		55,664,000		144,055,000		33,934,000		233,653,000

TOTAL NEW APPROPRIATIONS	₱	145,532,000	₱	249,400,000	₱	33,934,000	₱	428,866,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Privacy Commission (NPC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) NPC’s website.

The NPC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	89,868,000	₱	105,345,000	₱		₱	195,213,000

Sub-total, General Administration and Support		89,868,000		105,345,000				195,213,000

Operations
REGULATORY AND ENFORCEMENT PROGRAM		55,664,000		144,055,000		33,934,000		233,653,000

Regulation and Enforcement of Privacy and Data Security in Information and Communication Systems		55,664,000		144,055,000		33,934,000		233,653,000

Sub-total, Operations		55,664,000		144,055,000		33,934,000		233,653,000

TOTAL NEW APPROPRIATIONS	₱	145,532,000	₱	249,400,000	₱	33,934,000	₱	428,866,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

1142	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	97,256

Total Permanent Positions	97,256

Other Compensation Common to All
Personnel Economic Relief Allowance	2,688
Representation Allowance	1,938
Transportation Allowance	1,938
Clothing and Uniform Allowance	784
Mid-Year Bonus - Civilian	8,104
Year End Bonus	8,104
Cash Gift	560
Productivity Enhancement Incentive	560
Step Increment	243

Total Other Compensation Common to All	24,919

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	20,804

Total Other Compensation for Specific Groups	20,804

Other Benefits
PAG-IBIG Contributions	269
PhilHealth Contributions	2,149
Employees Compensation Insurance Premiums	135

Total Other Benefits	2,553

Total Personnel Services	145,532

Maintenance and Other Operating Expenses
Travelling Expenses	17,239
Training and Scholarship Expenses	17,391
Supplies and Materials Expenses	9,298
Utility Expenses	23,794
Communication Expenses	4,004
Awards/Rewards and Prizes	500
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,443
Professional Services	85,828
General Services	6,441
Repairs and Maintenance	1,850

JANUARY 5, 2026	OFFICIAL GAZETTE	1143
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Taxes, Insurance Premiums and Other Fees	1,849
Other Maintenance and Operating Expenses
Printing and Publication Expenses	283
Representation Expenses	2,452
Transportation and Delivery Expenses	950
Rent/Lease Expenses	27,752
Membership Dues and Contributions to Organizations	470
Subscription Expenses	47,078
Other Maintenance and Operating Expenses	778

Total Maintenance and Other Operating Expenses	249,400

Total Current Operating Expenditures	394,932

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	33,934

Total Capital Outlays	33,934

TOTAL NEW APPROPRIATIONS	428,866

D. NATIONAL TELECOMMUNICATIONS COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	726,454,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	66,172,000	₱	75,521,000	₱	2,710,000	₱	144,403,000
Operations		256,031,000		260,006,000		66,014,000		582,051,000

RADIO COMMUNICATIONS, BROADCAST AND TELECOMMUNICATIONS MANAGEMENT AND ENFORCEMENT PROGRAM		256,031,000		260,006,000		66,014,000		582,051,000

TOTAL NEW APPROPRIATIONS	₱	322,203,000	₱	335,527,000	₱	68,724,000	₱	726,454,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Telecommunications Commission (NTC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) NTC’s website.

1144	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

The NTC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	60,983,000	₱	75,521,000	₱	2,710,000	₱	139,214,000

National Capital Region (NCR)		60,983,000		75,521,000		2,710,000		139,214,000

Central Office		60,983,000		75,521,000		2,710,000		139,214,000
Administration of Personnel Benefits		5,189,000						5,189,000

National Capital Region (NCR)		5,189,000						5,189,000

Central Office		5,189,000						5,189,000

Sub-total, General Administration and Support		66,172,000		75,521,000		2,710,000		144,403,000

Operations
RADIO COMMUNICATIONS, BROADCAST AND TELECOMMUNICATIONS MANAGEMENT AND ENFORCEMENT PROGRAM		256,031,000		260,006,000		66,014,000		582,051,000

Regulation of Radio Communications, Broadcast,and Telecommunications Facilities		232,789,000		244,184,000		66,014,000		542,987,000

National Capital Region (NCR)		33,661,000		135,087,000		5,858,000		174,606,000

Central Office		21,554,000		118,872,000				140,426,000
Regional Office - NCR		12,107,000		16,215,000		5,858,000		34,180,000
Region I - Ilocos		13,473,000		7,580,000				21,053,000

Regional Office - I		13,473,000		7,580,000				21,053,000
Cordillera Administrative Region (CAR)		15,119,000		10,673,000				25,792,000

Regional Office - CAR		15,119,000		10,673,000				25,792,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1145
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Region II - Cagayan Valley	16,369,000	6,157,000	17,847,000	40,373,000
Regional Office - II	16,369,000	6,157,000	17,847,000	40,373,000
Region III - Central Luzon	13,660,000	7,200,000	10,200,000	31,060,000

Regional Office - III	13,660,000	7,200,000	10,200,000	31,060,000
Region IVA - CALABARZON	14,527,000	7,250,000	3,000,000	24,777,000

Regional Office - IVA	14,527,000	7,250,000	3,000,000	24,777,000
Region IVB - MIMAROPA	8,179,000	6,893,000	2,700,000	17,772,000

Regional Office - IVB	8,179,000	6,893,000	2,700,000	17,772,000
Region V - Bicol	12,682,000	6,445,000	1,800,000	20,927,000

Regional Office - V	12,682,000	6,445,000	1,800,000	20,927,000
Region VI - Western Visayas	14,239,000	7,040,000		21,279,000

Regional Office - VI	14,239,000	7,040,000		21,279,000
Region VII - Central Visayas	13,798,000	6,574,000	11,009,000	31,381,000

Regional Office - VII	13,798,000	6,574,000	11,009,000	31,381,000
Region VIII - Eastern Visayas	12,266,000	6,640,000		18,906,000

Regional Office - VIII	12,266,000	6,640,000		18,906,000
Region IX - Zamboanga Peninsula	12,715,000	7,250,000		19,965,000

Regional Office - IX	12,715,000	7,250,000		19,965,000
Region X - Northern Mindanao	15,127,000	10,194,000	5,800,000	31,121,000

Regional Office - X	15,127,000	10,194,000	5,800,000	31,121,000
Region XI - Davao	12,046,000	5,700,000		17,746,000

Regional Office - XI	12,046,000	5,700,000		17,746,000
Region XII - SOCCSKSARGEN	10,981,000	6,900,000	6,000,000	23,881,000

Regional Office - XII	10,981,000	6,900,000	6,000,000	23,881,000
Region XIII - Caraga	13,947,000	6,601,000	1,800,000	22,348,000

Regional Office - XIII	13,947,000	6,601,000	1,800,000	22,348,000
Adjudication of Cases and Applications for Certificates of Public Convenience and Necessity (CPCN) for Telecom Service Providers and Certificates of Public Convenience (CPC) and Broadcast Service Providers	23,242,000	15,822,000		39,064,000

1146	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

National Capital Region (NCR)		23,242,000		15,822,000				39,064,000
Central Office		23,242,000		15,822,000				39,064,000

Sub-total, Operations		256,031,000		260,006,000		66,014,000		582,051,000

TOTAL NEW APPROPRIATIONS	₱	322,203,000	₱	335,527,000	₱	68,724,000	₱	726,454,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	240,747

Total Permanent Positions	240,747

Other Compensation Common to All
Personnel Economic Relief Allowance	10,848
Representation Allowance	4,812
Transportation Allowance	4,812
Clothing and Uniform Allowance	3,164
Mid-Year Bonus - Civilian	20,063
Year End Bonus	20,063
Cash Gift	2,260
Productivity Enhancement Incentive	2,260
Step Increment	601

Total Other Compensation Common to All	68,883

Other Benefits
PAG-IBIG Contributions	1,085
PhilHealth Contributions	5,757
Employees Compensation Insurance Premiums	542
Terminal Leave	5,189

Total Other Benefits	12,573

Total Personnel Services	322,203

Maintenance and Other Operating Expenses
Travelling Expenses	45,074
Training and Scholarship Expenses	14,627
Supplies and Materials Expenses	45,114
Utility Expenses	27,850

JANUARY 5, 2026	OFFICIAL GAZETTE	1147
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Communication Expenses	12,091
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,058
Professional Services	4,642
General Services	111,317
Repairs and Maintenance	14,658
Taxes, Insurance Premiums and Other Fees	16,242
Other Maintenance and Operating Expenses
Advertising Expenses	250
Representation Expenses	13,170
Rent/Lease Expenses	2,398
Membership Dues and Contributions to Organizations	160
Subscription Expenses	23,551
Other Maintenance and Operating Expenses	1,325

Total Maintenance and Other Operating Expenses	335,527

Total Current Operating Expenditures	657,730

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	59,124
Transportation Equipment Outlay	9,600

Total Capital Outlays	68,724

TOTAL NEW APPROPRIATIONS	726,454

1148	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

GENERAL SUMMARY

DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	953,166,000	₱	5,152,940,000	₱	5,265,565,000	₱	11,371,671,000
B. CYBERCRIME INVESTIGATION AND COORDINATION CENTER		57,529,000		507,850,000		8,400,000		573,779,000
C. NATIONAL PRIVACY COMMISSION		145,532,000		249,400,000		33,934,000		428,866,000
D. NATIONAL TELECOMMUNICATIONS COMMISSION		322,203,000		335,527,000		68,724,000		726,454,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY	₱	1,478,430,000	₱	6,245,717,000	₱	5,376,623,000	₱	13,100,770,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1149
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

XVII. DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	9,434,728,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	316,230,000	₱	355,279,000	₱	970,108,000	₱	1,641,617,000
Support to Operations		142,714,000		641,974,000				784,688,000
Operations		4,002,535,000		803,370,000		1,200,000		4,807,105,000

LOCAL GOVERNMENT EMPOWERMENT PROGRAM		4,002,535,000		783,370,000		1,200,000		4,787,105,000
LOCAL GOVERNMENT PERFORMANCE OVERSIGHT AND RECOGNITION AND INCENTIVES PROGRAM				20,000,000				20,000,000

Total, Regular Programs		4,461,479,000		1,800,623,000		971,308,000		7,233,410,000

B. PROJECT(S)
Locally-Funded Project(s)		43,285,000		1,392,941,000		765,092,000		2,201,318,000

Total, Project(s)		43,285,000		1,392,941,000		765,092,000		2,201,318,000

TOTAL NEW APPROPRIATIONS	₱	4,504,764,000	₱	3,193,564,000	₱	1,736,400,000	₱	9,434,728,000

Special Provision(s)

1. Support for the Local Governance Program. The amount of One Hundred Eighty Eight Million Three Hundred Seven Thousand Pesos (₱188,307,000) appropriated herein for the Support for the Local Governance Program shall be used by the DILG to support the Local Development Councils to enable them to perform their functions under Title VI, Chapter V, Book I of R.A. No. 7160, particularly in the development of a comprehensive multi-sectoral development plan, and to ensure that all local development investment programs are aligned with the Philippine Development Plan 2023-2028.

2. Monitoring and Evaluation of Assistance to Local Government Units. The amount of Five Hundred Forty Seven Million Five Hundred Thousand Pesos (₱547,500,000) appropriated herein shall be used by the DILG in the monitoring and evaluation of the projects covered by the Local Government Support Fund.

3. Disaster Preparedness Activities. The DILG, in the exercise of its supervisory power, shall ensure that LGUs establish and maintain an efficient and effective impact-based early warning system with standard operating procedures for evacuation tested through drills and simulation exercises to enable communities threatened by typhoon, flood, storm surge, tsunami, and other impending hazards or weather-related phenomena that may cause loss of life, injury or other health impacts, property damage, loss of livelihood and services, to respond in a timely manner and reduce the likelihood of harm or loss and damage.

4. Prohibition Against New Illegal Structures. The DILG shall ensure that municipal or city government units and barangays shall prevent the construction of any kind of illegal dwelling unit or structure within their respective localities.

The head of any LGU concerned who allows, abets or otherwise tolerates the construction of any structure in violation of this Section shall be liable to administrative sanctions under existing laws and to penal sanctions provided for under R.A. No. 7279.

5. Containment of the Cleared Areas. The concerned LGUs shall be responsible for preventing the construction of any kind of structures or illegal dwelling units in the areas that have been cleared and shall ensure that the vacated areas are not re-occupied. In case of waterways that have been cleared, it shall maintain at least three (3) meters clearance from the riverbanks. No permit for residential or other purposes shall be issued for the site by any government agency or instrumentality.

1150	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

The concerned LGUs, through the National Prosecution Service of the DOJ, shall also exercise their power to prosecute professional squatters or members of a squatting syndicate and any individual or group who will occupy or cause other persons to occupy the cleared areas. LGU officials who failed to implement this provision shall be held liable under existing laws.

6. Barangay Officials’ Death and Burial Assistance. The amount of Fifty Million Pesos (₱50,000,000) appropriated herein shall be used exclusively for the payment of death benefits and burial assistance to barangay officials, namely: the punong barangay, regular and ex-officio members of the sangguniang barangay, including indigenous peoples representative, barangay secretary, and treasurer, who died during their term of office.

Implementation of this provision shall be subject to the guidelines to be issued by the DILG.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules and regulations.

7. Reporting and Posting Requirements. The DILG shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)

Unified Reporting System (URS) or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the Budget and Treasury Management System (BTMS); and

(b)	DILG’s website.

The DILG shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

8. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	282,494,000	₱	355,279,000	₱	970,108,000	₱	1,607,881,000

National Capital Region (NCR)		282,494,000		355,279,000		970,108,000		1,607,881,000

Central Office		282,494,000		355,279,000		970,108,000		1,607,881,000
Administration of Personnel Benefits		33,736,000						33,736,000

National Capital Region (NCR)		33,736,000						33,736,000

Central Office		33,736,000						33,736,000

Sub-total, General Administration and Support		316,230,000		355,279,000		970,108,000		1,641,617,000

Support to Operations
Development of Policies, Programs, and Standards for Local Government Capacity Development and Performance Oversight		142,714,000		94,474,000				237,188,000

National Capital Region (NCR)		142,714,000		94,474,000				237,188,000

Central Office		142,714,000		94,474,000				237,188,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1151
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Monitoring and Evaluation of Assistance to LGUs		547,500,000		547,500,000

National Capital Region (NCR)		547,500,000		547,500,000

Central Office		547,500,000		547,500,000

Sub-total, Support to Operations	142,714,000	641,974,000		784,688,000

Operations
LOCAL GOVERNMENT EMPOWERMENT PROGRAM	4,002,535,000	783,370,000	1,200,000	4,787,105,000

Supervision and Development of Local Governments	4,002,535,000	470,174,000	1,200,000	4,473,909,000

National Capital Region (NCR)	171,852,000	29,722,000		201,574,000

Regional Office - NCR	171,852,000	29,722,000		201,574,000
Region I - Ilocos	283,738,000	28,780,000		312,518,000

Regional Office - I	283,738,000	28,780,000		312,518,000
Cordillera Administrative Region (CAR)	214,131,000	26,780,000		240,911,000

Regional Office - CAR	214,131,000	26,780,000		240,911,000
Region II - Cagayan Valley	239,933,000	28,082,000		268,015,000

Regional Office - II	239,933,000	28,082,000		268,015,000
Region III - Central Luzon	331,256,000	29,178,000		360,434,000

Regional Office - III	331,256,000	29,178,000		360,434,000
Region IVA - CALABARZON	342,877,000	32,213,000		375,090,000

Regional Office - IVA	342,877,000	32,213,000		375,090,000
Region IVB - MIMAROPA	190,193,000	29,798,000		219,991,000

Regional Office - IVB	190,193,000	29,798,000		219,991,000
Region V - Bicol	295,982,000	28,390,000		324,372,000

Regional Office - V	295,982,000	28,390,000		324,372,000
Region VI - Western Visayas	342,235,000	29,228,000		371,463,000

Regional Office - VI	342,235,000	29,228,000		371,463,000
Negros Island Region (NIR)		6,187,000	1,200,000	7,387,000

Regional Office - NIR		6,187,000	1,200,000	7,387,000
Region VII - Central Visayas	314,353,000	29,077,000		343,430,000

Regional Office - VII	314,353,000	29,077,000		343,430,000

1152	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region VIII - Eastern Visayas	346,884,000	28,680,000	375,564,000

Regional Office - VIII	346,884,000	28,680,000	375,564,000
Region IX - Zamboanga Peninsula	175,420,000	29,178,000	204,598,000

Regional Office - IX	175,420,000	29,178,000	204,598,000
Region X - Northern Mindanao	240,462,000	31,302,000	271,764,000

Regional Office - X	240,462,000	31,302,000	271,764,000
Region XI - Davao	153,096,000	27,506,000	180,602,000

Regional Office - XI	153,096,000	27,506,000	180,602,000
Region XII - SOCCSKSARGEN	153,925,000	29,689,000	183,614,000

Regional Office - XII	153,925,000	29,689,000	183,614,000
Region XIII - Caraga	206,198,000	26,384,000	232,582,000

Regional Office - XIII	206,198,000	26,384,000	232,582,000
Strengthening of Peace and Orders Councils (POCs)		313,196,000	313,196,000

National Capital Region (NCR)		305,622,000	305,622,000

Central Office		304,993,000	304,993,000
Regional Office - NCR		629,000	629,000
Region I - Ilocos		485,000	485,000

Regional Office - I		485,000	485,000
Cordillera Administrative Region (CAR)		362,000	362,000

Regional Office - CAR		362,000	362,000
Region II - Cagayan Valley		434,000	434,000

Regional Office - II		434,000	434,000
Region III - Central Luzon		584,000	584,000

Regional Office - III		584,000	584,000
Region IVA - CALABARZON		346,000	346,000

Regional Office - IVA		346,000	346,000
Region IVB - MIMAROPA		340,000	340,000

Regional Office - IVB		340,000	340,000
Region V - Bicol		363,000	363,000

Regional Office - V		363,000	363,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1153
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region VI - Western Visayas		571,000		571,000

Regional Office - VI		571,000		571,000
Region VII - Central Visayas		582,000		582,000

Regional Office - VII		582,000		582,000
Region VIII - Eastern Visayas		594,000		594,000

Regional Office - VIII		594,000		594,000
Region IX - Zamboanga Peninsula		388,000		388,000

Regional Office - IX		388,000		388,000
Region X - Northern Mindanao		540,000		540,000

Regional Office - X		540,000		540,000
Region XI - Davao		601,000		601,000

Regional Office - XI		601,000		601,000
Region XII - SOCCSKSARGEN		1,015,000		1,015,000

Regional Office - XII		1,015,000		1,015,000
Region XIII - Caraga		369,000		369,000

Regional Office - XIII		369,000		369,000
LOCAL GOVERNMENT PERFORMANCE OVERSIGHT AND RECOGNITION AND INCENTIVES PROGRAM		20,000,000		20,000,000

Local Governance Performance Management Program - Seal of Good Local Governance Incentive System		20,000,000		20,000,000

National Capital Region (NCR)		20,000,000		20,000,000

Central Office		20,000,000		20,000,000

Sub-total, Operations	4,002,535,000	803,370,000	1,200,000	4,807,105,000

Total, Regular Programs	4,461,479,000	1,800,623,000	971,308,000	7,233,410,000

PROJECTS
Locally-Funded Project(s)
Support for Local Governance Program	17,861,000	188,307,000		206,168,000

National Capital Region (NCR)	17,861,000	188,307,000		206,168,000

Central Office	17,861,000	188,307,000		206,168,000
Civil Society Organization/Peoples Participation Partnership Program		16,589,000		16,589,000

1154	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

National Capital Region (NCR)		16,589,000		16,589,000

Central Office		16,589,000		16,589,000
Improve LGU Competitiveness and Ease of Doing Business		32,877,000		32,877,000

National Capital Region (NCR)		32,877,000		32,877,000

Central Office		32,877,000		32,877,000
911 Emergency Services	25,424,000	272,928,000	711,212,000	1,009,564,000

National Capital Region (NCR)	25,424,000	272,928,000	711,212,000	1,009,564,000

Central Office	25,424,000	272,928,000	711,212,000	1,009,564,000
LAN, WAN and IP Telephony Expansion		72,073,000	41,584,000	113,657,000

National Capital Region (NCR)		72,073,000	41,584,000	113,657,000

Central Office		72,073,000	41,584,000	113,657,000
Enhanced Comprehensive Local Integration Program (E-CLIP)		226,390,000		226,390,000

National Capital Region (NCR)		226,390,000		226,390,000

Central Office		226,390,000		226,390,000
Barangay Tanod Skills Enhancement		1,940,000		1,940,000

National Capital Region (NCR)		1,940,000		1,940,000

Central Office		1,940,000		1,940,000
Philippine Anti-Illegal Drugs Strategy (PADS)		100,000,000		100,000,000

National Capital Region (NCR)		100,000,000		100,000,000

Central Office		100,000,000		100,000,000
Preventing and Countering Violent Extremism and Insurgency (PCVEI)		25,000,000		25,000,000

National Capital Region (NCR)		25,000,000		25,000,000

Central Office		25,000,000		25,000,000
LGU Information Management Program		85,558,000	12,296,000	97,854,000

National Capital Region (NCR)		85,558,000	12,296,000	97,854,000

Central Office		85,558,000	12,296,000	97,854,000
Strengthened LGU Database for Evidence-Based Planning:
Support to Community-Based Monitoring System		41,161,000		41,161,000

National Capital Region (NCR)		41,161,000		41,161,000

Central Office		41,161,000		41,161,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1155
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Communities for Peace (C4PEACE) Program				85,440,000				85,440,000

National Capital Region (NCR)				85,440,000				85,440,000

Central Office				85,440,000				85,440,000
Decentralization and Local Governance Reform Advocacy Program				30,000,000				30,000,000

National Capital Region (NCR)				30,000,000				30,000,000

Central Office				30,000,000				30,000,000
Protecting the Rights of Women and Children (PRO-Women and Children)				1,720,000				1,720,000

National Capital Region (NCR)				1,720,000				1,720,000

Central Office				1,720,000				1,720,000
Local Roads and Bridges Inventory Program				78,271,000				78,271,000

National Capital Region (NCR)				78,271,000				78,271,000

Central Office				78,271,000				78,271,000
Lupong Tagapamayapa Incentives Awards				20,417,000				20,417,000

National Capital Region (NCR)				20,417,000				20,417,000

Central Office				20,417,000				20,417,000
Manila Bay Clean-Up				54,270,000				54,270,000

National Capital Region (NCR)				54,270,000				54,270,000

Central Office				54,270,000				54,270,000
Bantay Korapsyon (BK)				10,000,000				10,000,000

National Capital Region (NCR)				10,000,000				10,000,000

Central Office				10,000,000				10,000,000
Barangay Officials’ Death and Burial Assistance				50,000,000				50,000,000

National Capital Region (NCR)				50,000,000				50,000,000

Central Office				50,000,000				50,000,000

Sub-total, Locally-Funded Project(s)		43,285,000		1,392,941,000		765,092,000		2,201,318,000

Total, Project(s)		43,285,000		1,392,941,000		765,092,000		2,201,318,000

TOTAL NEW APPROPRIATIONS	₱	4,504,764,000	₱	3,193,564,000	₱	1,736,400,000	₱	9,434,728,000

1156	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	3,298,834

Total Permanent Positions	3,298,834

Other Compensation Common to All
Personnel Economic Relief Allowance	105,600
Representation Allowance	145,668
Transportation Allowance	145,668
Clothing and Uniform Allowance	30,800
Mid-Year Bonus - Civilian	274,902
Year End Bonus	274,902
Cash Gift	22,000
Productivity Enhancement Incentive	22,000
Step Increment	8,248

Total Other Compensation Common to All	1,029,788

Other Benefits
PAG-IBIG Contributions	10,561
PhilHealth Contributions	79,660
Employees Compensation Insurance Premiums	5,280
Loyalty Award - Civilian	3,620
Terminal Leave	33,736

Total Other Benefits	132,857

Non-Permanent Positions	43,285

Total Personnel Services	4,504,764

Maintenance and Other Operating Expenses
Travelling Expenses	156,840
Training and Scholarship Expenses	656,893
Supplies and Materials Expenses	170,484
Utility Expenses	116,872
Communication Expenses	167,333
Awards/Rewards and Prizes	56,757
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	300,600
Extraordinary and Miscellaneous Expenses	5,639
Professional Services	29,169
General Services	1,035,821

JANUARY 5, 2026	OFFICIAL GAZETTE	1157
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Repairs and Maintenance	70,274
Financial Assistance/Subsidy	225,464
Taxes, Insurance Premiums and Other Fees	17,640
Other Maintenance and Operating Expenses
Advertising Expenses	793
Printing and Publication Expenses	18,158
Representation Expenses	955
Transportation and Delivery Expenses	2,669
Rent/Lease Expenses	90,859
Membership Dues and Contributions to Organizations	101
Subscription Expenses	60,973
Other Maintenance and Operating Expenses	9,270

Total Maintenance and Other Operating Expenses	3,193,564

Total Current Operating Expenditures	7,698,328

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	750,000
Machinery and Equipment Outlay	635,777
Transportation Equipment Outlay	348,502
Furniture, Fixtures and Books Outlay	2,121

Total Capital Outlays	1,736,400

TOTAL NEW APPROPRIATIONS	9,434,728

B. BUREAU OF FIRE PROTECTION

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	35,200,080,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	4,226,185,000	₱	188,671,000	₱	66,500,000	₱	4,481,356,000
Operations		26,668,340,000		2,512,613,000		406,718,000		29,587,671,000

FIRE PREVENTION MANAGEMENT PROGRAM		110,037,000		232,927,000				342,964,000
FIRE AND EMERGENCY MANAGEMENT PROGRAM		26,558,303,000		2,279,686,000		406,718,000		29,244,707,000

Total, Regular Programs		30,894,525,000		2,701,284,000		473,218,000		34,069,027,000

B. PROJECT(S)
Locally-Funded Project(s)				129,345,000		1,001,708,000		1,131,053,000

1158	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Total, Project(s)				129,345,000		1,001,708,000		1,131,053,000

TOTAL NEW APPROPRIATIONS	₱	30,894,525,000	₱	2,830,629,000	₱	1,474,926,000	₱	35,200,080,000

Special Provision(s)

1. Fire Code Revenues. In addition to the amounts appropriated herein, One Billion Pesos (₱1,000,000,000) shall be used for the modernization of the Bureau of Fire Protection (BFP), including facility upgrades and purchase of firetrucks, firefighting, personal protective equipment, and emergency and rescue equipment sourced from eighty percent (80%) of the taxes, fees and fines collected in accordance with Section 13 of R.A. No. 9514, as amended.

Implementation of this provision shall be subject to judicious fiscal programming by the National Government.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Trust Receipts from Firearms License Fees. Scholarship assistance to be extended to surviving children of deceased or permanently incapacitated firefighters in accordance with R.A. No. 6963 shall be allocated from the net proceeds of the firearms license fees on a “per-request-basis”, subject to DBM-DILG J.M.C. No. 2024-01 dated May 10, 2024, and such other guidelines to be issued for the purpose.

Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

3. Maintenance and Other Operating Expenses of Fire Stations. The amount appropriated for the MOOE of the district, city, and municipal fire stations, included under the budget of the BFP’s regional offices, shall be distributed within five (5) days from receipt of the allocation based on the criteria determined jointly by the DBM, DILG, and BFP.

4. Use of Maintenance and Other Operating Expenses for Payment of Damages. The Chief of the BFP is authorized, subject to the approval of the Secretary of the Interior and Local Government, to utilize MOOE for the payment of damages to property and for injury and death of civilians resulting from lawful fire operations as determined by a competent court.

5. Quick Response Fund. The amount of Fifty Million Pesos (₱50,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for relief and rescue operations in order that the situation and living conditions of people living in communities or areas stricken by natural or human-induced calamities, epidemics, crises, and catastrophes which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible.

In no case shall the QRF be used for pre-disaster activities, such as conduct of training, insurance of assets, and public information and education initiatives, or for any other purpose not authorized in this provision.

Utilization of the QRF shall be subject to DBM-OCD J.C. No. 2025-01 dated April 2, 2025, and such other guidelines as may be issued by the OCD and DBM.

6. Rice Subsidy. The amount of Two Hundred Ninety Four Million Nine Hundred Eighteen Thousand Pesos (₱294,918,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the uniformed personnel of BFP.

7. Subsistence Allowance. The amount of Four Billion Eight Hundred Thirty Million Two Hundred Twenty Eight Thousand Pesos (₱4,830,228,000) appropriated herein shall be used for the provision of subsistence allowance for uniformed personnel, equivalent to Three Hundred Fifty Pesos (₱350) per day effective 01 January 2026.

Implementation of this provision shall be subject to the guidelines to be issued consistent with E.O. No. 107, s. 2025.

8. Reporting and Posting Requirements. The BFP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)	BFP’s website.

The BFP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

9. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	147,785,000	₱	188,671,000	₱	66,500,000	₱	402,956,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1159
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

National Capital Region (NCR)	147,785,000	188,671,000	66,500,000	402,956,000

Regional Office - NCR	147,785,000	188,671,000	66,500,000	402,956,000
Administration of Personnel Benefits	4,078,400,000			4,078,400,000

National Capital Region (NCR)	4,078,400,000			4,078,400,000

Regional Office - NCR	4,078,400,000			4,078,400,000

Sub-total, General Administration and Support	4,226,185,000	188,671,000	66,500,000	4,481,356,000

Operations
FIRE PREVENTION MANAGEMENT PROGRAM	110,037,000	232,927,000		342,964,000

Enforcement of Fire Safety, Laws, Rules, Regulations and Others	79,013,000	119,199,000		198,212,000

National Capital Region (NCR)	79,013,000	119,199,000		198,212,000

Regional Office - NCR	79,013,000	119,199,000		198,212,000
Information, Education and Communication (IEC) Activities	31,024,000	113,728,000		144,752,000

National Capital Region (NCR)	31,024,000	113,728,000		144,752,000

Regional Office - NCR	31,024,000	113,728,000		144,752,000
FIRE AND EMERGENCY MANAGEMENT PROGRAM	26,558,303,000	2,279,686,000	406,718,000	29,244,707,000

Fire Operations Activities	26,527,530,000	2,241,651,000	406,718,000	29,175,899,000

National Capital Region (NCR)	26,527,530,000	2,241,651,000	406,718,000	29,175,899,000

Regional Office - NCR	26,527,530,000	2,241,651,000	406,718,000	29,175,899,000
Fire Investigation Activities	1,196,000	21,799,000		22,995,000

National Capital Region (NCR)	1,196,000	21,799,000		22,995,000

Regional Office - NCR	1,196,000	21,799,000		22,995,000
Non-Fire Activities	29,577,000	16,236,000		45,813,000

National Capital Region (NCR)	29,577,000	16,236,000		45,813,000

Regional Office - NCR	29,577,000	16,236,000		45,813,000

Sub-total, Operations	26,668,340,000	2,512,613,000	406,718,000	29,587,671,000

Total, Regular Programs	30,894,525,000	2,701,284,000	473,218,000	34,069,027,000

PROJECTS
Locally-Funded Project(s)
Fire Command and Control Operation System Project Phase II		13,293,000	48,574,000	61,867,000

1160	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

National Capital Region (NCR)				13,293,000		48,574,000		61,867,000

Regional Office - NCR				13,293,000		48,574,000		61,867,000
Fire Code Enforcement and Fees Collection Web Portal Project Phase II				66,052,000		73,134,000		139,186,000

National Capital Region (NCR)				66,052,000		73,134,000		139,186,000

Regional Office - NCR				66,052,000		73,134,000		139,186,000
Quick Response Fund				50,000,000				50,000,000

National Capital Region (NCR)				50,000,000				50,000,000

Regional Office - NCR				50,000,000				50,000,000
Procurement of 1000-Gallon Fire Trucks						487,500,000		487,500,000

National Capital Region (NCR)						487,500,000		487,500,000

Regional Office - NCR						487,500,000		487,500,000
Construction of Fire Stations						392,500,000		392,500,000

National Capital Region (NCR)						392,500,000		392,500,000

Regional Office - NCR						392,500,000		392,500,000

Sub-total, Locally-Funded Project(s)				129,345,000		1,001,708,000		1,131,053,000

Total, Project(s)				129,345,000		1,001,708,000		1,131,053,000

TOTAL NEW APPROPRIATIONS	₱	30,894,525,000	₱	2,830,629,000	₱	1,474,926,000	₱	35,200,080,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	131,079

Total Permanent Positions	131,079

Other Compensation Common to All
Personnel Economic Relief Allowance	8,952
Representation Allowance	360
Transportation Allowance	360
Clothing and Uniform Allowance	2,611

JANUARY 5, 2026	OFFICIAL GAZETTE	1161
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Mid-Year Bonus - Civilian	10,922
Year End Bonus	10,922
Cash Gift	1,865
Productivity Enhancement Incentive	1,865
Step Increment	328

Total Other Compensation Common to All	38,185

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	1,089

Total Other Compensation for Specific Groups	1,089

Other Benefits
PAG-IBIG Contributions	895
PhilHealth Contributions	3,269
Employees Compensation Insurance Premiums	448
Loyalty Award - Civilian	200
Terminal Leave	4,839

Total Other Benefits	9,651

Military/Uniformed Personnel
Basic Pay
Base Pay	14,688,898
Creation of New Positions	581,165

Total Basic Pay	15,270,063

Other Compensation Common to All
Personnel Economic Relief Allowance	907,440
Clothing/ Uniform Allowance	365,319
Subsistence Allowance	4,830,228
Laundry Allowance	14,124
Quarters Allowance	196,064
Longevity Pay	1,922,780
Mid-Year Bonus - Military/Uniformed Personnel	1,219,050
Year-end Bonus	1,219,050
Cash Gift	189,050
Productivity Enhancement Incentive	189,050

Total Other Compensation Common to All	11,052,155

Other Compensation for Specific Groups
Hazardous Duty Pay	37,076
Hazard Duty Pay	245,009
Training Subsistence Allowance	7,128
Hospitalization Expenses	14,065
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	2,154,487
Anniversary Bonus - Military/Uniformed Personnel	113,430

Total Other Compensation for Specific Groups	2,571,195

1162	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Other Benefits
Special Group Term Insurance	2,722
PAG-IBIG Contributions	69,390
PhilHealth Contributions	365,715
Employees Compensation Insurance Premiums	45,372
Retirement Gratuity	518,864
Terminal Leave	819,045

Total Other Benefits	1,821,108

Total Personnel Services	30,894,525

Maintenance and Other Operating Expenses
Travelling Expenses	87,048
Training and Scholarship Expenses	27,171
Supplies and Materials Expenses	1,364,892
Utility Expenses	125,492
Communication Expenses	109,372
Professional Services	5,730
General Services	18,473
Repairs and Maintenance	433,400
Financial Assistance/Subsidy	324,850
Taxes, Insurance Premiums and Other Fees	110,083
Other Maintenance and Operating Expenses
Printing and Publication Expenses	62,537
Transportation and Delivery Expenses	798
Rent/Lease Expenses	25,963
Subscription Expenses	49,813
Other Maintenance and Operating Expenses	85,007

Total Maintenance and Other Operating Expenses	2,830,629

Total Current Operating Expenditures	33,725,154

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	794,118
Machinery and Equipment Outlay	680,808

Total Capital Outlays	1,474,926

TOTAL NEW APPROPRIATIONS	35,200,080

C. BUREAU OF JAIL MANAGEMENT AND PENOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	31,252,492,000

New Appropriations, by Programs/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 5, 2026	OFFICIAL GAZETTE	1163
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

A. REGULAR PROGRAMS
General Administration and Support	₱	3,865,731,000	₱	600,831,000	₱	49,336,000	₱	4,515,898,000
Operations		17,660,259,000		8,599,871,000		255,968,000		26,516,098,000

INMATES’ SAFEKEEPING AND DEVELOPMENT PROGRAM		17,660,259,000		8,599,871,000		255,968,000		26,516,098,000

Total, Regular Programs		21,525,990,000		9,200,702,000		305,304,000		31,031,996,000

B. PROJECT(S)
Locally-Funded Project(s)				45,420,000		175,076,000		220,496,000

Total, Project(s)				45,420,000		175,076,000		220,496,000

TOTAL NEW APPROPRIATIONS	₱	21,525,990,000	₱	9,246,122,000	₱	480,380,000	₱	31,252,492,000

Special Provision(s)

1. Trust Receipts from Firearms License Fees. Scholarship assistance to be extended to surviving children of deceased or permanently incapacitated jail officers in accordance with R.A. No. 6963 shall be allocated from the net proceeds of the firearms license fees on a “per-request-basis”, subject to DBM-DILG J.M.C. No. 2024-01 dated May 10, 2024, and such other guidelines to be issued for the purpose.

Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

2. Subsistence and Medicine Allowances of Persons Deprived of Liberty. The amounts appropriated herein shall cover the daily subsistence and medicine allowances at One Hundred Pesos (₱100) and Twenty Pesos (₱20), respectively, for One Hundred Forty One Thousand Eight Hundred Forty Three (141,843) assumed number of persons deprived of liberty (PDLs) for the year.

In the provision for the needs of PDLs covered by the subsistence allowance, preference and priority shall be given to locally produced food and refreshments, or Philippine products consistent with Section 4 (f) of R.A. No. 6713 in relation to Section 2 (g) of R.A. No. 11981.

3. Jail Facilities and Personnel. The Bureau of Jail Management and Penology (BJMP) shall ensure that uniformed women personnel assigned as jail guards shall be in proportion to the number of jails for women. Likewise, separate facilities and cells for women shall form part of the standard design in the construction and improvement of jails and its facilities.

The implementation of the policy on the separation of management of female PDLs shall be maintained to ensure the protection and promotion of the rights and privileges of female and minor PDLs.

4. Rice Subsidy. The amount of One Hundred Ninety Three Million Five Hundred Eighty One Thousand Pesos (₱193,581,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the uniformed personnel of the BJMP.

5. Subsistence Allowance. The amount of Three Billion One Hundred Seventy Million Four Hundred Ninety Nine Thousand Pesos (₱3,170,499,000) appropriated herein shall be used for the provision of subsistence allowance for uniformed personnel, equivalent to Three Hundred Fifty Pesos (₱350) per day effective 01 January 2026.

Implementation of this provision shall be subject to the guidelines to be issued consistent with E.O. No. 107, s. 2025.

6. Reporting and Posting Requirements. The BJMP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) BJMP’s website.

The BJMP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

7. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

1164	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	25,799,000	₱	600,831,000	₱	49,336,000	₱	675,966,000

National Capital Region (NCR)		25,799,000		600,831,000		49,336,000		675,966,000

Regional Office - NCR		25,799,000		600,831,000		49,336,000		675,966,000
Administration of Personnel Benefits		3,839,932,000						3,839,932,000

National Capital Region (NCR)		3,839,932,000						3,839,932,000

Regional Office - NCR		3,839,932,000						3,839,932,000

Sub-total, General Administration and Support		3,865,731,000		600,831,000		49,336,000		4,515,898,000

Operations
INMATES’ SAFEKEEPING AND DEVELOPMENT PROGRAM		17,660,259,000		8,599,871,000		255,968,000		26,516,098,000

Custody, Safekeeping and Rehabilitation of District, City and Municipal Inmates Awaiting Investigation, Trialand/or Transfer to the National Penitentiary		17,660,259,000		8,599,871,000		255,968,000		26,516,098,000

National Capital Region (NCR)		17,660,259,000		8,599,871,000		255,968,000		26,516,098,000

Regional Office - NCR		17,660,259,000		8,599,871,000		255,968,000		26,516,098,000

Sub-total, Operations		17,660,259,000		8,599,871,000		255,968,000		26,516,098,000

Total, Regular Programs		21,525,990,000		9,200,702,000		305,304,000		31,031,996,000

PROJECTS
Locally-Funded Project(s)
Jail Service Intelligent Operations Center				28,210,000		76,956,000		105,166,000

National Capital Region (NCR)				28,210,000		76,956,000		105,166,000

Regional Office - NCR				28,210,000		76,956,000		105,166,000
Unified Digital Communication and Dispatch System				2,420,000		66,005,000		68,425,000

National Capital Region (NCR)				2,420,000		66,005,000		68,425,000

Regional Office - NCR				2,420,000		66,005,000		68,425,000
Management Enhancement and Reunification Thru Information Technology System				4,400,000		2,500,000		6,900,000

National Capital Region (NCR)				4,400,000		2,500,000		6,900,000

Regional Office - NCR				4,400,000		2,500,000		6,900,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1165
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Single Carpeta Project System				10,390,000		29,615,000		40,005,000

National Capital Region (NCR)				10,390,000		29,615,000		40,005,000

Regional Office - NCR				10,390,000		29,615,000		40,005,000

Sub-total, Locally-Funded Project(s)				45,420,000		175,076,000		220,496,000

Total, Project(s)				45,420,000		175,076,000		220,496,000

TOTAL NEW APPROPRIATIONS	₱	21,525,990,000	₱	9,246,122,000	₱	480,380,000	₱	31,252,492,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	41,152

Total Permanent Positions	41,152

Other Compensation Common to All
Personnel Economic Relief Allowance	1,800
Representation Allowance	618
Transportation Allowance	618
Clothing and Uniform Allowance	525
Mid-Year Bonus - Civilian	3,430
Year End Bonus	3,430
Cash Gift	375
Productivity Enhancement Incentive	375
Step Increment	103

Total Other Compensation Common to All	11,274

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	3,777
Anniversary Bonus - Civilian	225

Total Other Compensation for Specific Groups	4,002

Other Benefits
PAG-IBIG Contributions	180
PhilHealth Contributions	1,001
Employees Compensation Insurance Premiums	90
Loyalty Award - Civilian	65

Total Other Benefits	1,336

1166	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Military/Uniformed Personnel
Basic Pay
Base Pay	9,545,252
Creation of New Positions	581,165

Total Basic Pay	10,126,417

Other Compensation Common to All
Personnel Economic Relief Allowance	595,632
Clothing/ Uniform Allowance	210,834
Subsistence Allowance	3,170,499
Laundry Allowance	9,405
Quarters Allowance	127,073
Longevity Pay	1,541,279
Mid-Year Bonus - Military/Uniformed Personnel	795,438
Year-end Bonus	795,438
Cash Gift	124,090
Productivity Enhancement Incentive	124,090

Total Other Compensation Common to All	7,493,778

Other Compensation for Specific Groups
Hazardous Duty Pay	19,427
Hazard Duty Pay	160,821
Training Subsistence Allowance	4,800
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	1,860,505
Anniversary Bonus - Military/Uniformed Personnel	74,454

Total Other Compensation for Specific Groups	2,120,007

Other Benefits
Special Group Term Insurance	1,787
PAG-IBIG Contributions	59,563
PhilHealth Contributions	238,630
Employees Compensation Insurance Premiums	29,782
Retirement Gratuity	536,452
Terminal Leave	861,810

Total Other Benefits	1,728,024

Total Personnel Services	21,525,990

Maintenance and Other Operating Expenses
Travelling Expenses	31,923
Training and Scholarship Expenses	79,076
Supplies and Materials Expenses	7,874,836
Utility Expenses	332,723
Communication Expenses	302,163
Awards/Rewards and Prizes	3,587
Survey, Research, Exploration and Development Expenses	4,793

JANUARY 5, 2026	OFFICIAL GAZETTE	1167
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Professional Services	26,451
General Services	1,900
Repairs and Maintenance	203,137
Financial Assistance/Subsidy	213,445
Taxes, Insurance Premiums and Other Fees	30,637
Other Maintenance and Operating Expenses
Advertising Expenses	316
Printing and Publication Expenses	13,531
Representation Expenses	1,005
Transportation and Delivery Expenses	1,281
Rent/Lease Expenses	10,927
Subscription Expenses	42,606
Other Maintenance and Operating Expenses	71,785

Total Maintenance and Other Operating Expenses	9,246,122

Total Current Operating Expenditures	30,772,112

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	38,910
Buildings and Other Structures	194,458
Machinery and Equipment Outlay	225,012
Transportation Equipment Outlay	22,000

Total Capital Outlays	480,380

TOTAL NEW APPROPRIATIONS	31,252,492

D. EARLY CHILDHOOD CARE AND DEVELOPMENT COUNCIL

For general administration and support, and operations, as indicated hereunder	₱	356,793,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	47,912,000	₱	21,549,000	₱	1,210,000	₱	70,671,000
Operations				286,122,000				286,122,000

EARLY CHILDHOOD CARE AND DEVELOPMENT PROGRAM				286,122,000				286,122,000

TOTAL NEW APPROPRIATIONS	₱	47,912,000	₱	307,671,000	₱	1,210,000	₱	356,793,000

Special Provision(s)

1. Reporting and Posting Requirements. The Early Childhood Care and Development Council (ECCDC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) ECCD’s website.

1168	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

The ECCD shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	47,912,000	₱	21,549,000	₱	1,210,000	₱	70,671,000

Sub-total, General Administration and Support		47,912,000		21,549,000		1,210,000		70,671,000

Operations
EARLY CHILDHOOD CARE AND DEVELOPMENT PROGRAM				286,122,000				286,122,000

Development of Policies, Standards and Guidelines				2,353,000				2,353,000
Capacity-Building and Institutional Development of Intermediaries and Other Partners				76,513,000				76,513,000
Accreditation of ECCD Service Providers				207,256,000				207,256,000

Sub-total, Operations				286,122,000				286,122,000

TOTAL NEW APPROPRIATIONS	₱	47,912,000	₱	307,671,000	₱	1,210,000	₱	356,793,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,529
Creation of New Positions	29,952

Total Permanent Positions	32,481

Other Compensation Common to All
Personnel Economic Relief Allowance	24
Representation Allowance	150

JANUARY 5, 2026	OFFICIAL GAZETTE	1169
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Clothing and Uniform Allowance	7
Mid-Year Bonus - Civilian	211
Year End Bonus	211
Cash Gift	5
Productivity Enhancement Incentive	5
Step Increment	6

Total Other Compensation Common to All	619

Other Benefits
PAG-IBIG Contributions	2
PhilHealth Contributions	30
Employees Compensation Insurance Premiums	1

Total Other Benefits	33

Non-Permanent Positions	14,779

Total Personnel Services	47,912

Maintenance and Other Operating Expenses
Travelling Expenses	6,700
Training and Scholarship Expenses	83,120
Supplies and Materials Expenses	4,097
Utility Expenses	905
Communication Expenses	1,140
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	37,497
Repairs and Maintenance	450
Financial Assistance/Subsidy	163,821
Taxes, Insurance Premiums and Other Fees	140
Other Maintenance and Operating Expenses
Transportation and Delivery Expenses	2,350
Rent/Lease Expenses	4,191
Other Maintenance and Operating Expenses	3,062

Total Maintenance and Other Operating Expenses	307,671

Total Current Operating Expenditures	355,583

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,210

Total Capital Outlays	1,210

TOTAL NEW APPROPRIATIONS	356,793

E. LOCAL GOVERNMENT ACADEMY

For general administration and support, and operations, as indicated hereunder	₱	544,847,000

1170	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	15,593,000	₱	70,240,000	₱	22,750,000	₱	108,583,000
Operations		26,609,000		409,655,000				436,264,000

LGU AND DILG LG-SECTOR PERSONNEL CAPACITY
DEVELOPMENT PROGRAM		26,609,000		409,655,000				436,264,000

TOTAL NEW APPROPRIATIONS	₱	42,202,000	₱	479,895,000	₱	22,750,000	₱	544,847,000

Special Provision(s)

1. Enhancing Local Government Unit Capacity on Climate Change Adaptation and Disaster Risk Management Framework. The amount of Seventy Six Million Pesos (₱76,000,000) appropriated herein for the Enhancement of LGU Capacity on Climate Change Adaptation and Disaster Risk Management Framework shall be used to enable LGUs to effectively implement disaster prevention and risk reduction measures through the strengthening of communities and people’s capacity to anticipate, cope with, and recover from disasters.

2. Prohibition on the Use of Funds. No appropriations authorized herein shall be used for the lakbay-aral and other similar activities of local government officials and employees.

3. Training Programs. The DILG, through the Local Government Academy (LGA), shall conduct training programs on (i) enhanced Local Climate Change Action Plans; and (ii) laws on environmental protection, ecological solid waste management, climate change adaptation and mitigation, and disaster risk reduction, including measures towards the preservation of the indigenous culture.

It shall also hold peer-to-peer learning exchanges on best practices for climate change adaptation and mitigation.

4. Reporting and Posting Requirements. The LGA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) LGA’s website.

The LGA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	15,593,000	₱	70,240,000	₱	22,750,000	₱	108,583,000

Sub-total, General Administration and Support		15,593,000		70,240,000		22,750,000		108,583,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1171
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Operations
LGU AND DILG LG-SECTOR PERSONNEL CAPACITY DEVELOPMENT PROGRAM		26,609,000		409,655,000				436,264,000

Conduct of Research Studies and Formulation of Policies, Guidelines for LGU and Department Personnel Related to Capacity Building		9,965,000		16,378,000				26,343,000
Development and Implementation of Capacity Development Programs for LGU and DILG LG-Sector Personnel		16,644,000		393,277,000				409,921,000

Sub-total, Operations		26,609,000		409,655,000				436,264,000

TOTAL NEW APPROPRIATIONS	₱	42,202,000	₱	479,895,000	₱	22,750,000	₱	544,847,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	32,747

Total Permanent Positions	32,747

Other Compensation Common to All
Personnel Economic Relief Allowance	1,128
Representation Allowance	522
Transportation Allowance	522
Clothing and Uniform Allowance	329
Mid-Year Bonus - Civilian	2,728
Year End Bonus	2,728
Cash Gift	235
Productivity Enhancement Incentive	235
Step Increment	82

Total Other Compensation Common to All	8,509

Other Benefits
PAG-IBIG Contributions	113
PhilHealth Contributions	777
Employees Compensation Insurance Premiums	56

Total Other Benefits	946

Total Personnel Services	42,202

1172	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Maintenance and Other Operating Expenses
Travelling Expenses	16,060
Training and Scholarship Expenses	382,250
Supplies and Materials Expenses	6,130
Utility Expenses	3,913
Communication Expenses	4,139
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	9,535
General Services	11,609
Repairs and Maintenance	22,108
Taxes, Insurance Premiums and Other Fees	878
Other Maintenance and Operating Expenses
Printing and Publication Expenses	3,520
Transportation and Delivery Expenses	130
Rent/Lease Expenses	14,635
Membership Dues and Contributions to Organizations	90
Subscription Expenses	4,780

Total Maintenance and Other Operating Expenses	479,895

Total Current Operating Expenditures	522,097

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	18,250
Transportation Equipment Outlay	4,500

Total Capital Outlays	22,750

TOTAL NEW APPROPRIATIONS	544,847

F. NATIONAL COMMISSION ON MUSLIM FILIPINOS

For general administration and support, support to operations, and operations, as indicated hereunder	₱	1,313,603,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	119,789,000	₱	81,774,000	₱	18,545,000	₱	220,108,000
Support to Operations		37,127,000		55,006,000		9,600,000		101,733,000
Operations		584,577,000		407,185,000				991,762,000

SOCIO-CULTURAL PROGRAM		516,757,000		332,025,000				848,782,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1173
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

SOCIO-ECONOMIC PROGRAM		25,331,000		36,925,000				62,256,000
SOCIAL PROTECTION PROGRAM		42,489,000		38,235,000				80,724,000

TOTAL NEW APPROPRIATIONS	₱	741,493,000	₱	543,965,000	₱	28,145,000	₱	1,313,603,000

Special Provision(s)

1. Special Hajj Fund. Advance payments by pilgrims and local and foreign donations received to cover expenses for the annual Hajj shall be recorded as Special Hajj Fund as provided under R.A. No. 9997. Cash balances of the aforementioned fund, however, shall be covered by E.O. No. 338, s. 1996, as implemented by COA-DBM-DOF J.C. No. 1-97 dated January 2, 1997.

2. Appropriations for Hajj. The amount of Eighty Four Million Nine Hundred Twenty Four Thousand Pesos (₱84,924,000) appropriated herein for MOOE includes the administrative expenses of the National Commission on Muslim Filipinos (NCMF) supervisory team in the annual Hajj.

3. Reporting and Posting Requirements. The NCMF shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) NCMF’s website.

The NCMF shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	92,541,000	₱	81,774,000	₱	18,545,000	₱	192,860,000

National Capital Region (NCR)		92,541,000		81,774,000		18,545,000		192,860,000

Central Office		92,541,000		81,774,000		18,545,000		192,860,000
Administration of Personnel Benefits		27,248,000						27,248,000

National Capital Region (NCR)		27,248,000						27,248,000

Central Office		27,248,000						27,248,000

Sub-total, General Administration and Support		119,789,000		81,774,000		18,545,000		220,108,000

Support to Operations
Planning, Research and Development, Monitoringand Evaluation, and Information Systems Management		22,675,000		42,083,000		9,600,000		74,358,000

National Capital Region (NCR)		22,675,000		42,083,000		9,600,000		74,358,000

Central Office		22,675,000		42,083,000		9,600,000		74,358,000

1174	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Information Dissemination on Issues and Concerns Affecting Muslim Filipinos	14,452,000	1,308,000		15,760,000

National Capital Region (NCR)	14,452,000	1,308,000		15,760,000

Central Office	14,452,000	1,308,000		15,760,000
Policy and Advisory Services		11,615,000		11,615,000

National Capital Region (NCR)		11,615,000		11,615,000

Central Office		11,615,000		11,615,000

Sub-total, Support to Operations	37,127,000	55,006,000	9,600,000	101,733,000

Operations
SOCIO-CULTURAL PROGRAM	516,757,000	332,025,000		848,782,000

Administration and Supervision of Hajj Operations	19,024,000	84,924,000		103,948,000

National Capital Region (NCR)	19,024,000	84,924,000		103,948,000

Central Office	19,024,000	84,924,000		103,948,000
Institutional Support, Development and Promotion for Madrasah Education, Shari’ah Program and Qur’an Competitions	19,162,000	122,414,000		141,576,000

National Capital Region (NCR)	19,162,000	108,587,000		127,749,000

Central Office	19,162,000	106,989,000		126,151,000
Metro Manila Regional Office (NCR)		1,598,000		1,598,000
Cordillera Administrative Region (CAR)		1,597,000		1,597,000

North Luzon Regional Office (CAR, Regions I, II and III)		1,597,000		1,597,000
Region IVA - CALABARZON		1,240,000		1,240,000

South Luzon Regional Office (Regions IV-A, IV-B and V)		1,240,000		1,240,000
Region VII - Central Visayas		1,240,000		1,240,000

Visayas Regional Office (Regions VI, VII, and VIII)		1,240,000		1,240,000
Region IX - Zamboanga Peninsula		1,240,000		1,240,000

Zamboanga Peninsula (Region IX)		1,240,000		1,240,000
Region X - Northern Mindanao		1,597,000		1,597,000

Northern Mindanao Regional Office (Region X)		1,597,000		1,597,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1175
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region XI - Davao		1,597,000	1,597,000

Davao Regional Office (Region XI)		1,597,000	1,597,000
Region XII - SOCCSKSARGEN		1,596,000	1,596,000

Cotabato Regional Office (Region XII)		1,596,000	1,596,000
Region XIII - Caraga		1,240,000	1,240,000

Caraga Regional Office (Region XIII)		1,240,000	1,240,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		2,480,000	2,480,000

Lanao Provincial Office		1,240,000	1,240,000
Sulu & Tawi-Tawi Provincial Office		1,240,000	1,240,000
Promotion, Development, Management and Preservation of Muslim Cultural Centers, Heritage, Holidays, Festivities and Cultural Activities	478,571,000	124,687,000	603,258,000

National Capital Region (NCR)	45,863,000	36,261,000	82,124,000

Central Office	817,000	25,000,000	25,817,000
Metro Manila Regional Office (NCR)	45,046,000	11,261,000	56,307,000
Cordillera Administrative Region (CAR)	42,608,000	8,732,000	51,340,000

North Luzon Regional Office (CAR, Regions I, II and III)	42,608,000	8,732,000	51,340,000
Region IVA - CALABARZON	44,047,000	8,180,000	52,227,000

South Luzon Regional Office (Regions IV-A, IV-B and V)	44,047,000	8,180,000	52,227,000
Region VII - Central Visayas	45,891,000	8,081,000	53,972,000

Visayas Regional Office (Regions VI, VII, and VIII)	45,891,000	8,081,000	53,972,000
Region IX - Zamboanga Peninsula	45,262,000	9,067,000	54,329,000

Zamboanga Peninsula (Region IX)	45,262,000	9,067,000	54,329,000
Region X - Northern Mindanao	46,200,000	9,890,000	56,090,000

Northern Mindanao Regional Office (Region X)	46,200,000	9,890,000	56,090,000
Region XI - Davao	41,513,000	8,885,000	50,398,000

Davao Regional Office (Region XI)	41,513,000	8,885,000	50,398,000

1176	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region XII - SOCCSKSARGEN	45,466,000	9,937,000	55,403,000

Cotabato Regional Office (Region XII)	45,466,000	9,937,000	55,403,000
Region XIII - Caraga	36,102,000	7,560,000	43,662,000

Caraga Regional Office (Region XIII)	36,102,000	7,560,000	43,662,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	85,619,000	18,094,000	103,713,000

Lanao Provincial Office	45,229,000	8,613,000	53,842,000
Sulu & Tawi-Tawi Provincial Office	40,390,000	9,481,000	49,871,000
SOCIO-ECONOMIC PROGRAM	25,331,000	36,925,000	62,256,000

Promotion, Development and Management of Endowment Services		395,000	395,000

National Capital Region (NCR)		395,000	395,000

Central Office		395,000	395,000
Promotion and Development of Muslim Micro and Small Enterprise (MSEs)	20,176,000	18,879,000	39,055,000

National Capital Region (NCR)	20,176,000	17,419,000	37,595,000

Central Office	20,176,000	17,234,000	37,410,000
Metro Manila Regional Office (NCR)		185,000	185,000
Cordillera Administrative Region (CAR)		185,000	185,000

North Luzon Regional Office (CAR, Regions I, II and III)		185,000	185,000
Region IVA - CALABARZON		120,000	120,000

South Luzon Regional Office (Regions IV-A, IV-B and V)		120,000	120,000
Region VII - Central Visayas		120,000	120,000

Visayas Regional Office (Regions VI, VII, and VIII)		120,000	120,000
Region IX - Zamboanga Peninsula		120,000	120,000

Zamboanga Peninsula (Region IX)		120,000	120,000
Region X - Northern Mindanao		185,000	185,000

Northern Mindanao Regional Office (Region X)		185,000	185,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1177
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region XI - Davao		185,000	185,000

Davao Regional Office (Region XI)		185,000	185,000
Region XII - SOCCSKSARGEN		185,000	185,000

Cotabato Regional Office (Region XII)		185,000	185,000
Region XIII - Caraga		120,000	120,000

Caraga Regional Office (Region XIII)		120,000	120,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		240,000	240,000

Lanao Provincial Office		120,000	120,000
Sulu & Tawi-Tawi Provincial Office		120,000	120,000
Promotion and Development of Halal	5,155,000	17,651,000	22,806,000

National Capital Region (NCR)	5,155,000	11,568,000	16,723,000

Central Office	5,155,000	10,901,000	16,056,000
Metro Manila Regional Office (NCR)		667,000	667,000
Cordillera Administrative Region (CAR)		667,000	667,000

North Luzon Regional Office (CAR, Regions I, II and III)		667,000	667,000
Region IVA - CALABARZON		570,000	570,000

South Luzon Regional Office (Regions IV-A, IV-B and V)		570,000	570,000
Region VII - Central Visayas		570,000	570,000

Visayas Regional Office (Regions VI, VII, and VIII)		570,000	570,000
Region IX - Zamboanga Peninsula		570,000	570,000

Zamboanga Peninsula (Region IX)		570,000	570,000
Region X - Northern Mindanao		666,000	666,000

Northern Mindanao Regional Office (Region X)		666,000	666,000
Region XI - Davao		665,000	665,000

Davao Regional Office (Region XI)		665,000	665,000

1178	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region XII - SOCCSKSARGEN		665,000	665,000

Cotabato Regional Office (Region XII)		665,000	665,000
Region XIII - Caraga		570,000	570,000

Caraga Regional Office (Region XIII)		570,000	570,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		1,140,000	1,140,000

Lanao Provincial Office		570,000	570,000
Sulu & Tawi-Tawi Provincial Office		570,000	570,000
SOCIAL PROTECTION PROGRAM	42,489,000	38,235,000	80,724,000

Support and Assistance to Muslim Education and Advocacy Program		547,000	547,000

National Capital Region (NCR)		547,000	547,000

Central Office		547,000	547,000
Legal and Paralegal Services to Muslim Filipino Communities	13,564,000	5,659,000	19,223,000

National Capital Region (NCR)	13,564,000	2,118,000	15,682,000

Central Office	13,564,000	1,739,000	15,303,000
Metro Manila Regional Office (NCR)		379,000	379,000
Cordillera Administrative Region (CAR)		379,000	379,000

North Luzon Regional Office (CAR, Regions I, II and III)		379,000	379,000
Region IVA - CALABARZON		338,000	338,000

South Luzon Regional Office (Regions IV-A, IV-B and V)		338,000	338,000
Region VII - Central Visayas		338,000	338,000

Visayas Regional Office (Regions VI, VII, and VIII)		338,000	338,000
Region IX - Zamboanga Peninsula		338,000	338,000

Zamboanga Peninsula (Region IX)		338,000	338,000
Region X - Northern Mindanao		378,000	378,000

Northern Mindanao Regional Office (Region X)		378,000	378,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1179
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region XI - Davao		378,000	378,000

Davao Regional Office (Region XI)		378,000	378,000
Region XII - SOCCSKSARGEN		378,000	378,000

Cotabato Regional Office (Region XII)		378,000	378,000
Region XIII - Caraga		338,000	338,000

Caraga Regional Office (Region XIII)		338,000	338,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		676,000	676,000

Lanao Provincial Office		338,000	338,000
Sulu & Tawi-Tawi Provincial Office		338,000	338,000
Assistance to Muslim Settlement, Ancestral Lands, Relocation and Disaster Relief Services	15,639,000	25,755,000	41,394,000

National Capital Region (NCR)	15,639,000	21,873,000	37,512,000

Central Office	15,639,000	21,450,000	37,089,000
Metro Manila Regional Office (NCR)		423,000	423,000
Cordillera Administrative Region (CAR)		423,000	423,000

North Luzon Regional Office (CAR, Regions I, II and III)		423,000	423,000
Region IVA - CALABARZON		365,000	365,000

South Luzon Regional Office (Regions IV-A, IV-B and V)		365,000	365,000
Region VII - Central Visayas		365,000	365,000

Visayas Regional Office (Regions VI, VII, and VIII)		365,000	365,000
Region IX - Zamboanga Peninsula		365,000	365,000

Zamboanga Peninsula (Region IX)		365,000	365,000
Region X - Northern Mindanao		423,000	423,000

Northern Mindanao Regional Office (Region X)		423,000	423,000
Region XI - Davao		423,000	423,000

Davao Regional Office (Region XI)		423,000	423,000

1180	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region XII - SOCCSKSARGEN		423,000	423,000

Cotabato Regional Office (Region XII)		423,000	423,000
Region XIII - Caraga		365,000	365,000

Caraga Regional Office (Region XIII)		365,000	365,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		730,000	730,000

Lanao Provincial Office		365,000	365,000
Sulu & Tawi-Tawi Provincial Office		365,000	365,000
Peace Initiatives and Conflict Resolution	13,286,000	6,274,000	19,560,000

National Capital Region (NCR)	13,286,000	2,052,000	15,338,000

Central Office	13,286,000	1,581,000	14,867,000
Metro Manila Regional Office (NCR)		471,000	471,000
Cordillera Administrative Region (CAR)		471,000	471,000

North Luzon Regional Office (CAR, Regions I, II and III)		471,000	471,000
Region IVA - CALABARZON		390,000	390,000

South Luzon Regional Office (Regions IV-A, IV-B and V)		390,000	390,000
Region VII - Central Visayas		390,000	390,000

Visayas Regional Office (Regions VI, VII, and VIII)		390,000	390,000
Region IX - Zamboanga Peninsula		390,000	390,000

Zamboanga Peninsula (Region IX)		390,000	390,000
Region X - Northern Mindanao		471,000	471,000

Northern Mindanao Regional Office (Region X)		471,000	471,000
Region XI - Davao		470,000	470,000

Davao Regional Office (Region XI)		470,000	470,000
Region XII - SOCCSKSARGEN		470,000	470,000

Cotabato Regional Office (Region XII)		470,000	470,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1181
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region XIII - Caraga				390,000				390,000

Caraga Regional Office (Region XIII)				390,000				390,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)				780,000				780,000

Lanao Provincial Office				390,000				390,000
Sulu & Tawi-Tawi Provincial Office				390,000				390,000

Sub-total, Operations		584,577,000		407,185,000				991,762,000

TOTAL NEW APPROPRIATIONS	₱	741,493,000	₱	543,965,000	₱	28,145,000	₱	1,313,603,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	543,265

Total Permanent Positions	543,265

Other Compensation Common to All
Personnel Economic Relief Allowance	20,520
Representation Allowance	10,218
Transportation Allowance	10,218
Clothing and Uniform Allowance	5,985
Mid-Year Bonus - Civilian	45,270
Year End Bonus	45,270
Cash Gift	4,275
Productivity Enhancement Incentive	4,275
Step Increment	1,359

Total Other Compensation Common to All	147,390

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	817
Overseas Allowance	6,030

Total Other Compensation for Specific Groups	6,847

Other Benefits
PAG-IBIG Contributions	2,053
PhilHealth Contributions	12,694
Employees Compensation Insurance Premiums	1,026

1182	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Loyalty Award - Civilian	970
Terminal Leave	27,248

Total Other Benefits	43,991

Total Personnel Services	741,493

Maintenance and Other Operating Expenses
Travelling Expenses	172,883
Training and Scholarship Expenses	63,770
Supplies and Materials Expenses	48,062
Utility Expenses	8,213
Communication Expenses	26,426
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,297
Professional Services	8,963
General Services	13,659
Repairs and Maintenance	2,379
Financial Assistance/Subsidy	77,563
Taxes, Insurance Premiums and Other Fees	143
Other Maintenance and Operating Expenses
Advertising Expenses	1,267
Printing and Publication Expenses	10,348
Representation Expenses	31,213
Transportation and Delivery Expenses	381
Rent/Lease Expenses	31,855
Subscription Expenses	9,195
Other Maintenance and Operating Expenses	33,348

Total Maintenance and Other Operating Expenses	543,965

Total Current Operating Expenditures	1,285,458

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	9,600
Transportation Equipment Outlay	18,545

Total Capital Outlays	28,145

TOTAL NEW APPROPRIATIONS	1,313,603

G. NATIONAL POLICE COMMISSION

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	2,465,656,000

New Appropriations, by Programs/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 5, 2026	OFFICIAL GAZETTE	1183
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

A. REGULAR PROGRAMS
General Administration and Support	₱	391,321,000	₱	209,811,000	₱	56,090,000	₱	657,222,000
Operations		1,464,054,000		109,805,000				1,573,859,000

POLICE ADMINISTRATION PROGRAM		1,416,273,000		101,765,000				1,518,038,000
CRIME PREVENTION AND COORDINATION PROGRAM		47,781,000		8,040,000				55,821,000

Total, Regular Programs		1,855,375,000		319,616,000		56,090,000		2,231,081,000

B. PROJECT(S)
Locally-Funded Project(s)				43,899,000		190,676,000		234,575,000

Total, Project(s)				43,899,000		190,676,000		234,575,000

TOTAL NEW APPROPRIATIONS	₱	1,855,375,000	₱	363,515,000	₱	246,766,000	₱	2,465,656,000

Special Provision(s)

1. Payment of Police Benefits. The amount of Eight Hundred Thirty Five Million One Hundred Forty Five Thousand Pesos (₱835,145,000) appropriated herein for the payment of police benefits shall be released upon submission by the National Police Commission (NAPOLCOM) of the list of claimants with the corresponding benefits and amount.

2. Reporting and Posting Requirements. The NAPOLCOM shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) NAPOLCOM’s website.

The NAPOLCOM shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	384,670,000	₱	209,811,000	₱	56,090,000	₱	650,571,000

National Capital Region (NCR)		156,422,000		143,519,000		36,090,000		336,031,000

Central Office		139,896,000		135,301,000		36,090,000		311,287,000
Regional Office - NCR		16,526,000		8,218,000				24,744,000
Region I - Ilocos		14,860,000		3,224,000				18,084,000

Regional Office - I		14,860,000		3,224,000				18,084,000

1184	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Cordillera Administrative Region (CAR)	14,459,000	2,905,000		17,364,000

Regional Office - CAR	14,459,000	2,905,000		17,364,000
Region II - Cagayan Valley	12,568,000	3,322,000		15,890,000

Regional Office - II	12,568,000	3,322,000		15,890,000
Region III - Central Luzon	15,578,000	3,558,000		19,136,000

Regional Office - III	15,578,000	3,558,000		19,136,000
Region IVA - CALABARZON	14,325,000	4,327,000		18,652,000

Regional Office - IVA	14,325,000	4,327,000		18,652,000
Region IVB - MIMAROPA	13,177,000	4,458,000		17,635,000

Regional Office - IVB	13,177,000	4,458,000		17,635,000
Region V - Bicol	15,430,000	4,095,000	20,000,000	39,525,000

Regional Office - V	15,430,000	4,095,000	20,000,000	39,525,000
Region VI - Western Visayas	14,235,000	4,059,000		18,294,000

Regional Office - VI	14,235,000	4,059,000		18,294,000
Negros Island Region (NIR)		714,000		714,000

Regional Office - NIR		714,000		714,000
Region VII - Central Visayas	14,976,000	4,852,000		19,828,000

Regional Office - VII	14,976,000	4,852,000		19,828,000
Region VIII - Eastern Visayas	16,712,000	5,279,000		21,991,000

Regional Office - VIII	16,712,000	5,279,000		21,991,000
Region IX - Zamboanga Peninsula	15,896,000	4,724,000		20,620,000

Regional Office - IX	15,896,000	4,724,000		20,620,000
Region X - Northern Mindanao	14,527,000	4,531,000		19,058,000

Regional Office - X	14,527,000	4,531,000		19,058,000
Region XI - Davao	14,488,000	6,191,000		20,679,000

Regional Office - XI	14,488,000	6,191,000		20,679,000
Region XII - SOCCSKSARGEN	15,164,000	3,505,000		18,669,000

Regional Office - XII	15,164,000	3,505,000		18,669,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1185
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region XIII - Caraga	8,602,000	3,557,000		12,159,000

Regional Office - XIII	8,602,000	3,557,000		12,159,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	13,251,000	2,991,000		16,242,000

Regional Office - BARMM	13,251,000	2,991,000		16,242,000
Administration of Personnel Benefits	6,651,000			6,651,000

National Capital Region (NCR)	6,651,000			6,651,000

Central Office	6,651,000			6,651,000

Sub-total, General Administration and Support	391,321,000	209,811,000	56,090,000	657,222,000

Operations
POLICE ADMINISTRATION PROGRAM	1,416,273,000	101,765,000		1,518,038,000

POLICE SUPERVISION SUB-PROGRAM	268,029,000	92,635,000		360,664,000

Oversight of Police Administration and Operations	43,828,000	35,493,000		79,321,000

National Capital Region (NCR)	43,828,000	35,493,000		79,321,000

Central Office	43,828,000	35,493,000		79,321,000
Development and Administration of PNP Entrance and Promotional Examinations	23,929,000	39,978,000		63,907,000

National Capital Region (NCR)	16,328,000	30,456,000		46,784,000

Central Office	15,829,000	29,531,000		45,360,000
Regional Office - NCR	499,000	925,000		1,424,000
Region I - Ilocos	499,000	471,000		970,000

Regional Office - I	499,000	471,000		970,000
Cordillera Administrative Region (CAR)	296,000	555,000		851,000

Regional Office - CAR	296,000	555,000		851,000
Region II - Cagayan Valley	499,000	472,000		971,000

Regional Office - II	499,000	472,000		971,000
Region III - Central Luzon	501,000	528,000		1,029,000

Regional Office - III	501,000	528,000		1,029,000
Region IVA - CALABARZON	328,000	468,000		796,000

Regional Office - IVA	328,000	468,000		796,000

1186	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region IVB - MIMAROPA	328,000	472,000	800,000

Regional Office - IVB	328,000	472,000	800,000
Region V - Bicol	499,000	761,000	1,260,000

Regional Office - V	499,000	761,000	1,260,000
Region VI - Western Visayas	499,000	1,085,000	1,584,000

Regional Office - VI	499,000	1,085,000	1,584,000
Negros Island Region (NIR)		119,000	119,000

Regional Office - NIR		119,000	119,000
Region VII - Central Visayas	499,000	757,000	1,256,000

Regional Office - VII	499,000	757,000	1,256,000
Region VIII - Eastern Visayas	499,000	888,000	1,387,000

Regional Office - VIII	499,000	888,000	1,387,000
Region IX - Zamboanga Peninsula	499,000	470,000	969,000

Regional Office - IX	499,000	470,000	969,000
Region X - Northern Mindanao	499,000	470,000	969,000

Regional Office - X	499,000	470,000	969,000
Region XI - Davao	499,000	586,000	1,085,000

Regional Office - XI	499,000	586,000	1,085,000
Region XII - SOCCSKSARGEN	499,000	474,000	973,000

Regional Office - XII	499,000	474,000	973,000
Region XIII - Caraga	816,000	473,000	1,289,000

Regional Office - XIII	816,000	473,000	1,289,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	342,000	473,000	815,000

Regional Office - BARMM	342,000	473,000	815,000
Inspection and Audit of PNP Offices, Monitoring, Review and Evaluation of NAPOLCOM Policies and Standards	200,272,000	17,164,000	217,436,000

National Capital Region (NCR)	79,097,000	6,333,000	85,430,000

Central Office	67,986,000	5,606,000	73,592,000
Regional Office - NCR	11,111,000	727,000	11,838,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1187
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region I - Ilocos	8,130,000	650,000	8,780,000

Regional Office - I	8,130,000	650,000	8,780,000
Cordillera Administrative Region (CAR)	6,252,000	557,000	6,809,000

Regional Office - CAR	6,252,000	557,000	6,809,000
Region II - Cagayan Valley	8,229,000	766,000	8,995,000

Regional Office - II	8,229,000	766,000	8,995,000
Region III - Central Luzon	8,302,000	933,000	9,235,000

Regional Office - III	8,302,000	933,000	9,235,000
Region IVA - CALABARZON	8,234,000	688,000	8,922,000

Regional Office - IVA	8,234,000	688,000	8,922,000
Region IVB - MIMAROPA	8,292,000	643,000	8,935,000

Regional Office - IVB	8,292,000	643,000	8,935,000
Region V - Bicol	8,185,000	584,000	8,769,000

Regional Office - V	8,185,000	584,000	8,769,000
Region VI - Western Visayas	6,333,000	448,000	6,781,000

Regional Office - VI	6,333,000	448,000	6,781,000
Negros Island Region (NIR)		105,000	105,000

Regional Office - NIR		105,000	105,000
Region VII - Central Visayas	8,308,000	552,000	8,860,000

Regional Office - VII	8,308,000	552,000	8,860,000
Region VIII - Eastern Visayas	6,353,000	662,000	7,015,000

Regional Office - VIII	6,353,000	662,000	7,015,000
Region IX - Zamboanga Peninsula	8,230,000	661,000	8,891,000

Regional Office - IX	8,230,000	661,000	8,891,000
Region X - Northern Mindanao	8,337,000	919,000	9,256,000

Regional Office - X	8,337,000	919,000	9,256,000
Region XI - Davao	6,214,000	767,000	6,981,000

Regional Office - XI	6,214,000	767,000	6,981,000

1188	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region XII - SOCCSKSARGEN	8,257,000	676,000	8,933,000

Regional Office - XII	8,257,000	676,000	8,933,000
Region XIII - Caraga	6,105,000	465,000	6,570,000

Regional Office - XIII	6,105,000	465,000	6,570,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	7,414,000	755,000	8,169,000

Regional Office - BARMM	7,414,000	755,000	8,169,000
POLICE DISCIPLINARY SUB-PROGRAM	302,814,000	8,706,000	311,520,000

Management of Police Summary Dismissal Cases (NAPOLCOM Disciplinary Machinery)	14,356,000		14,356,000

National Capital Region (NCR)	14,356,000		14,356,000

Central Office	14,356,000		14,356,000
Adjudication of Appeals (National Appellate Board and Regional Appellate Boards)	74,042,000	2,215,000	76,257,000

National Capital Region (NCR)	21,453,000	581,000	22,034,000

Central Office	5,205,000	274,000	5,479,000
Regional Office - NCR	16,248,000	307,000	16,555,000
Region I - Ilocos	3,284,000	103,000	3,387,000

Regional Office - I	3,284,000	103,000	3,387,000
Cordillera Administrative Region (CAR)	3,309,000	103,000	3,412,000

Regional Office - CAR	3,309,000	103,000	3,412,000
Region II - Cagayan Valley	3,498,000	103,000	3,601,000

Regional Office - II	3,498,000	103,000	3,601,000
Region III - Central Luzon	3,461,000	103,000	3,564,000

Regional Office - III	3,461,000	103,000	3,564,000
Region IVA - CALABARZON	3,423,000	103,000	3,526,000

Regional Office - IVA	3,423,000	103,000	3,526,000
Region IVB - MIMAROPA	3,216,000	103,000	3,319,000

Regional Office - IVB	3,216,000	103,000	3,319,000
Region V - Bicol	3,400,000	103,000	3,503,000

Regional Office - V	3,400,000	103,000	3,503,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1189
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region VI - Western Visayas	3,373,000	103,000	3,476,000

Regional Office - VI	3,373,000	103,000	3,476,000
Negros Island Region (NIR)		25,000	25,000

Regional Office - NIR		25,000	25,000
Region VII - Central Visayas	3,564,000	103,000	3,667,000

Regional Office - VII	3,564,000	103,000	3,667,000
Region VIII - Eastern Visayas	3,423,000	103,000	3,526,000

Regional Office - VIII	3,423,000	103,000	3,526,000
Region IX - Zamboanga Peninsula	3,313,000	103,000	3,416,000

Regional Office - IX	3,313,000	103,000	3,416,000
Region X - Northern Mindanao	2,986,000	103,000	3,089,000

Regional Office - X	2,986,000	103,000	3,089,000
Region XI - Davao	2,921,000	103,000	3,024,000

Regional Office - XI	2,921,000	103,000	3,024,000
Region XII - SOCCSKSARGEN	3,248,000	103,000	3,351,000

Regional Office - XII	3,248,000	103,000	3,351,000
Region XIII - Caraga	3,216,000	64,000	3,280,000

Regional Office - XIII	3,216,000	64,000	3,280,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	2,954,000	103,000	3,057,000

Regional Office - BARMM	2,954,000	103,000	3,057,000
Rendition of Opinions and Legal Services	214,416,000	6,491,000	220,907,000

National Capital Region (NCR)	62,645,000	3,003,000	65,648,000

Central Office	43,531,000	2,797,000	46,328,000
Regional Office - NCR	19,114,000	206,000	19,320,000
Region I - Ilocos	11,477,000	217,000	11,694,000

Regional Office - I	11,477,000	217,000	11,694,000
Cordillera Administrative Region (CAR)	12,096,000	243,000	12,339,000

Regional Office - CAR	12,096,000	243,000	12,339,000

1190	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region II - Cagayan Valley	7,814,000	253,000	8,067,000

Regional Office - II	7,814,000	253,000	8,067,000
Region III - Central Luzon	15,346,000	231,000	15,577,000

Regional Office - III	15,346,000	231,000	15,577,000
Region IVA - CALABARZON	7,866,000	243,000	8,109,000

Regional Office - IVA	7,866,000	243,000	8,109,000
Region IVB - MIMAROPA	7,406,000	156,000	7,562,000

Regional Office - IVB	7,406,000	156,000	7,562,000
Region V - Bicol	8,006,000	248,000	8,254,000

Regional Office - V	8,006,000	248,000	8,254,000
Region VI - Western Visayas	11,326,000	291,000	11,617,000

Regional Office - VI	11,326,000	291,000	11,617,000
Negros Island Region (NIR)		18,000	18,000

Regional Office - NIR		18,000	18,000
Region VII - Central Visayas	11,665,000	252,000	11,917,000

Regional Office - VII	11,665,000	252,000	11,917,000
Region VIII - Eastern Visayas	11,947,000	230,000	12,177,000

Regional Office - VIII	11,947,000	230,000	12,177,000
Region IX - Zamboanga Peninsula	9,746,000	243,000	9,989,000

Regional Office - IX	9,746,000	243,000	9,989,000
Region X - Northern Mindanao	7,819,000	223,000	8,042,000

Regional Office - X	7,819,000	223,000	8,042,000
Region XI - Davao	11,503,000	199,000	11,702,000

Regional Office - XI	11,503,000	199,000	11,702,000
Region XII - SOCCSKSARGEN	9,620,000	206,000	9,826,000

Regional Office - XII	9,620,000	206,000	9,826,000
Region XIII - Caraga	392,000	75,000	467,000

Regional Office - XIII	392,000	75,000	467,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1191
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	7,742,000	160,000	7,902,000

Regional Office - BARMM	7,742,000	160,000	7,902,000
POLICE WELFARE AND BENEFITS ADMINISTRATION SUB-PROGRAM	845,430,000	424,000	845,854,000

Management of Police Benefit Funds	845,430,000	424,000	845,854,000

National Capital Region (NCR)	435,750,000	58,000	435,808,000

Central Office	365,145,000		365,145,000
Regional Office - NCR	70,605,000	58,000	70,663,000
Region I - Ilocos	25,600,000	24,000	25,624,000

Regional Office - I	25,600,000	24,000	25,624,000
Cordillera Administrative Region (CAR)	25,600,000	24,000	25,624,000

Regional Office - CAR	25,600,000	24,000	25,624,000
Region II - Cagayan Valley	25,605,000	25,000	25,630,000

Regional Office - II	25,605,000	25,000	25,630,000
Region III - Central Luzon	25,616,000	25,000	25,641,000

Regional Office - III	25,616,000	25,000	25,641,000
Region IVA - CALABARZON	25,600,000	25,000	25,625,000

Regional Office - IVA	25,600,000	25,000	25,625,000
Region IVB - MIMAROPA	25,605,000	6,000	25,611,000

Regional Office - IVB	25,605,000	6,000	25,611,000
Region V - Bicol	25,600,000	25,000	25,625,000

Regional Office - V	25,600,000	25,000	25,625,000
Region VI - Western Visayas	25,616,000	25,000	25,641,000

Regional Office - VI	25,616,000	25,000	25,641,000
Negros Island Region (NIR)		6,000	6,000

Regional Office - NIR		6,000	6,000
Region VII - Central Visayas	25,600,000	25,000	25,625,000

Regional Office - VII	25,600,000	25,000	25,625,000
Region VIII - Eastern Visayas	25,600,000	25,000	25,625,000

Regional Office - VIII	25,600,000	25,000	25,625,000

1192	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region IX - Zamboanga Peninsula	25,600,000	25,000	25,625,000

Regional Office - IX	25,600,000	25,000	25,625,000
Region X - Northern Mindanao	25,600,000	25,000	25,625,000

Regional Office - X	25,600,000	25,000	25,625,000
Region XI - Davao	25,611,000	25,000	25,636,000

Regional Office - XI	25,611,000	25,000	25,636,000
Region XII - SOCCSKSARGEN	25,627,000	25,000	25,652,000

Regional Office - XII	25,627,000	25,000	25,652,000
Region XIII - Caraga	25,600,000	6,000	25,606,000

Regional Office - XIII	25,600,000	6,000	25,606,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	25,600,000	25,000	25,625,000

Regional Office - BARMM	25,600,000	25,000	25,625,000
CRIME PREVENTION AND COORDINATION PROGRAM	47,781,000	8,040,000	55,821,000

Formulation, Management, Coordination and Monitoring of National Crime Prevention Program	47,781,000	8,040,000	55,821,000

National Capital Region (NCR)	27,448,000	5,431,000	32,879,000

Central Office	26,073,000	5,279,000	31,352,000
Regional Office - NCR	1,375,000	152,000	1,527,000
Region I - Ilocos	1,323,000	191,000	1,514,000

Regional Office - I	1,323,000	191,000	1,514,000
Cordillera Administrative Region (CAR)	873,000	162,000	1,035,000

Regional Office - CAR	873,000	162,000	1,035,000
Region II - Cagayan Valley	1,316,000	192,000	1,508,000

Regional Office - II	1,316,000	192,000	1,508,000
Region III - Central Luzon	1,374,000	186,000	1,560,000

Regional Office - III	1,374,000	186,000	1,560,000
Region IVA - CALABARZON	1,323,000	95,000	1,418,000

Regional Office - IVA	1,323,000	95,000	1,418,000
Region IVB - MIMAROPA	1,332,000	125,000	1,457,000

Regional Office - IVB	1,332,000	125,000	1,457,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1193
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region V - Bicol	1,328,000	136,000		1,464,000

Regional Office - V	1,328,000	136,000		1,464,000
Region VI - Western Visayas	1,324,000	131,000		1,455,000

Regional Office - VI	1,324,000	131,000		1,455,000
Negros Island Region (NIR)		25,000		25,000

Regional Office - NIR		25,000		25,000
Region VII - Central Visayas	1,330,000	221,000		1,551,000

Regional Office - VII	1,330,000	221,000		1,551,000
Region VIII - Eastern Visayas	1,316,000	162,000		1,478,000

Regional Office - VIII	1,316,000	162,000		1,478,000
Region IX - Zamboanga Peninsula	822,000	187,000		1,009,000

Regional Office - IX	822,000	187,000		1,009,000
Region X - Northern Mindanao	1,341,000	180,000		1,521,000

Regional Office - X	1,341,000	180,000		1,521,000
Region XI - Davao	1,318,000	165,000		1,483,000

Regional Office - XI	1,318,000	165,000		1,483,000
Region XII - SOCCSKSARGEN	1,374,000	127,000		1,501,000

Regional Office - XII	1,374,000	127,000		1,501,000
Region XIII - Caraga	1,316,000	103,000		1,419,000

Regional Office - XIII	1,316,000	103,000		1,419,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	1,323,000	221,000		1,544,000

Regional Office - BARMM	1,323,000	221,000		1,544,000

Sub-total, Operations	1,464,054,000	109,805,000		1,573,859,000

Total, Regular Programs	1,855,375,000	319,616,000	56,090,000	2,231,081,000

PROJECTS
Locally-Funded Project(s)
Development of NAPOLCOM Office Management Information System		5,360,000	2,500,000	7,860,000

National Capital Region (NCR)		5,360,000	2,500,000	7,860,000

Central Office		5,360,000	2,500,000	7,860,000

1194	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Development of NAPOLCOM Examination System				8,414,000		539,000		8,953,000

National Capital Region (NCR)				8,414,000		539,000		8,953,000

Central Office				8,414,000		539,000		8,953,000
Police Services Management Project				3,180,000				3,180,000

National Capital Region (NCR)				3,180,000				3,180,000

Central Office				3,180,000				3,180,000
Cybersecurity and Upscaling of the NAPOLCOM ICT Infrastructure				26,945,000		187,637,000		214,582,000

National Capital Region (NCR)				26,945,000		187,637,000		214,582,000

Central Office				26,945,000		187,637,000		214,582,000

Sub-total, Locally-Funded Project(s)				43,899,000		190,676,000		234,575,000

Total, Project(s)				43,899,000		190,676,000		234,575,000

TOTAL NEW APPROPRIATIONS	₱	1,855,375,000	₱	363,515,000	₱	246,766,000	₱	2,465,656,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	768,004

Total Permanent Positions	768,004

Other Compensation Common to All
Personnel Economic Relief Allowance	29,400
Representation Allowance	17,466
Transportation Allowance	18,978
Clothing and Uniform Allowance	8,575
Mid-Year Bonus - Civilian	64,008
Year End Bonus	64,008
Cash Gift	6,125
Per Diems	608
Productivity Enhancement Incentive	6,125
Step Increment	1,922

Total Other Compensation Common to All	217,215

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	49

JANUARY 5, 2026	OFFICIAL GAZETTE	1195
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Anniversary Bonus - Civilian	3,651

Total Other Compensation for Specific Groups	3,700

Other Benefits
PAG-IBIG Contributions	2,931
PhilHealth Contributions	17,376
Employees Compensation Insurance Premiums	1,462
Loyalty Award - Civilian	470
Terminal Leave	6,651

Total Other Benefits	28,890

Non-Permanent Positions	2,421

Military/Uniformed Personnel
Other Personnel Benefits
Police Benefits	835,145

Total Other Personnel Benefits	835,145

Total Personnel Services	1,855,375

Maintenance and Other Operating Expenses
Travelling Expenses	57,886
Training and Scholarship Expenses	21,283
Supplies and Materials Expenses	84,922
Utility Expenses	30,538
Communication Expenses	18,395
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,539
Professional Services	12,235
General Services	20,745
Repairs and Maintenance	17,043
Taxes, Insurance Premiums and Other Fees	7,982
Other Maintenance and Operating Expenses
Advertising Expenses	105
Printing and Publication Expenses	1,799
Representation Expenses	27,167
Transportation and Delivery Expenses	1,246
Rent/Lease Expenses	15,895
Subscription Expenses	43,435
Other Maintenance and Operating Expenses	300

Total Maintenance and Other Operating Expenses	363,515

Total Current Operating Expenditures	2,218,890

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	20,000

1196	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Machinery and Equipment Outlay	214,166
Transportation Equipment Outlay	12,600

Total Capital Outlays	246,766

TOTAL NEW APPROPRIATIONS	2,465,656

H. NATIONAL YOUTH COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	315,469,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	16,303,000	₱	8,725,000	₱		₱	25,028,000
Operations		73,030,000		215,416,000		1,995,000		290,441,000

YOUTH DEVELOPMENT PROGRAM		73,030,000		215,416,000		1,995,000		290,441,000

TOTAL NEW APPROPRIATIONS	₱	89,333,000	₱	224,141,000	₱	1,995,000	₱	315,469,000

Special Provision(s)

1. Sangguniang Kabataan Mandatory and Continuing Training Fund. The amount of Seventy Two Million Four Hundred Twenty Six Thousand Pesos (₱72,426,000) appropriated herein shall be used exclusively for the conduct of capacity-building activities for the Sangguniang Kabataan officials and members of the Local Youth Development Councils in accordance with Sections 27, 28, and 29 of R.A. No. 10742, as amended. In no case shall said amount be used for any other purpose.

2. Reporting and Posting Requirements. The National Youth Commission (NYC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)	NYC’s website.

The NYC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	16,303,000	₱	8,725,000	₱	₱	25,028,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1197
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Sub-total, General Administration and Support		16,303,000		8,725,000				25,028,000

Operations
YOUTH DEVELOPMENT PROGRAM		73,030,000		215,416,000		1,995,000		290,441,000

Formulate Policies and Coordinate Implementation of Youth Development Programs		73,030,000		215,416,000		1,995,000		290,441,000

Sub-total, Operations		73,030,000		215,416,000		1,995,000		290,441,000

TOTAL NEW APPROPRIATIONS	₱	89,333,000	₱	224,141,000	₱	1,995,000	₱	315,469,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	68,670

Total Permanent Positions	68,670

Other Compensation Common to All
Personnel Economic Relief Allowance	2,424
Representation Allowance	1,320
Transportation Allowance	1,320
Clothing and Uniform Allowance	707
Mid-Year Bonus - Civilian	5,722
Year End Bonus	5,722
Cash Gift	505
Productivity Enhancement Incentive	505
Step Increment	171

Total Other Compensation Common to All	18,396

Other Benefits
PAG-IBIG Contributions	242
PhilHealth Contributions	1,522
Employees Compensation Insurance Premiums	122
Loyalty Award - Civilian	65

Total Other Benefits	1,951

Non-Permanent Positions	316

Total Personnel Services	89,333

1198	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Maintenance and Other Operating Expenses
Travelling Expenses	9,139
Training and Scholarship Expenses	63,623
Supplies and Materials Expenses	7,630
Utility Expenses	2,508
Communication Expenses	2,735
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,084
Professional Services	86,547
General Services	2,400
Repairs and Maintenance	821
Taxes, Insurance Premiums and Other Fees	200
Other Maintenance and Operating Expenses
Advertising Expenses	36
Printing and Publication Expenses	708
Representation Expenses	9,931
Rent/Lease Expenses	32,276
Subscription Expenses	4,503

Total Maintenance and Other Operating Expenses	224,141

Total Current Operating Expenditures	313,474

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,995

Total Capital Outlays	1,995

TOTAL NEW APPROPRIATIONS	315,469

I. PHILIPPINE COMMISSION ON WOMEN

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	204,894,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	21,260,000	₱	33,001,000	₱	3,385,000	₱	57,646,000
Operations		32,668,000		106,224,000				138,892,000

WOMEN’S EMPOWERMENT AND GENDER EQUALITY POLICY DEVELOPMENT AND PLANNING PROGRAM		32,668,000		106,224,000				138,892,000

Total, Regular Programs		53,928,000		139,225,000		3,385,000		196,538,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1199
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

B. PROJECT(S)
Locally-Funded Project(s)				8,276,000		80,000		8,356,000

Total, Project(s)				8,276,000		80,000		8,356,000

TOTAL NEW APPROPRIATIONS	₱	53,928,000	₱	147,501,000	₱	3,465,000	₱	204,894,000

Special Provision(s)

1. Enhancement of Gender and Development Budgeting. In relation to R.A. No. 7192 and R.A. No. 9710, the Philippine Commission on Women (PCW) shall engage multilateral development banks or international financial institutions in the development of a gender financing framework which shall serve as a roadmap to the Philippine compliance with the international standards of gender and development budgeting.

2. Reporting and Posting Requirements. The PCW shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)	PCW’s website.

The PCW shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	21,260,000	₱	33,001,000	₱	3,385,000	₱	57,646,000

Sub-total, General Administration and Support		21,260,000		33,001,000		3,385,000		57,646,000

Operations
WOMEN’S EMPOWERMENT AND GENDER EQUALITY POLICY DEVELOPMENT AND PLANNING PROGRAM		32,668,000		106,224,000				138,892,000

Maintenance of a Data Bank on Gender and Development (GAD) for Women		8,265,000		11,523,000				19,788,000
Provision of Gender and Development (GAD) Policy and Plan Development and Advocacy Services		7,878,000		14,484,000				22,362,000
Provision of Technical Assistance, Advisory and Capacity-Building Services on Gender and Development		8,446,000		56,941,000				65,387,000
Planning, Management and Monitoring of Gender Mainstreaming under the Magna Carta of Women		8,079,000		23,276,000				31,355,000

1200	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Sub-total, Operations		32,668,000		106,224,000				138,892,000

Total, Regular Programs		53,928,000		139,225,000		3,385,000		196,538,000

PROJECTS
Locally-Funded Project(s)
Improvement/Maintenance of ICT Network Infrastructure and Information Systems				8,276,000		80,000		8,356,000

Sub-total, Locally-Funded Project(s)				8,276,000		80,000		8,356,000

Total, Project(s)				8,276,000		80,000		8,356,000

TOTAL NEW APPROPRIATIONS	₱	53,928,000	₱	147,501,000	₱	3,465,000	₱	204,894,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	41,506

Total Permanent Positions	41,506

Other Compensation Common to All
Personnel Economic Relief Allowance	1,704
Representation Allowance	438
Transportation Allowance	438
Clothing and Uniform Allowance	497
Mid-Year Bonus - Civilian	3,459
Year End Bonus	3,459
Cash Gift	355
Productivity Enhancement Incentive	355
Step Increment	104

Total Other Compensation Common to All	10,809

Other Benefits
PAG-IBIG Contributions	171
PhilHealth Contributions	995
Employees Compensation Insurance Premiums	85
Loyalty Award - Civilian	25

Total Other Benefits	1,276

Non-Permanent Positions	337

Total Personnel Services	53,928

JANUARY 5, 2026	OFFICIAL GAZETTE	1201
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Maintenance and Other Operating Expenses
Travelling Expenses	21,526
Training and Scholarship Expenses	17,192
Supplies and Materials Expenses	13,482
Utility Expenses	3,486
Communication Expenses	4,544
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	396
Professional Services	41,280
General Services	4,000
Repairs and Maintenance	1,428
Taxes, Insurance Premiums and Other Fees	400
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,679
Representation Expenses	14,399
Transportation and Delivery Expenses	30
Rent/Lease Expenses	4,049
Subscription Expenses	16,559
Other Maintenance and Operating Expenses	3,051

Total Maintenance and Other Operating Expenses	147,501

Total Current Operating Expenditures	201,429

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	3,465

Total Capital Outlays	3,465

TOTAL NEW APPROPRIATIONS	204,894

J. PHILIPPINE NATIONAL POLICE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder .	₱	226,140,071,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	10,857,253,000	₱	1,229,924,000	₱		₱	12,087,177,000
Support to Operations		207,477,000		692,017,000				899,494,000
Operations		184,743,835,000		19,366,182,000		2,400,000,000		206,510,017,000

CRIME PREVENTION AND SUPPRESSION PROGRAM		183,539,148,000		18,305,962,000		2,400,000,000		204,245,110,000

1202	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

CRIME INVESTIGATION PROGRAM		90,171,000		722,656,000				812,827,000
POLICE EDUCATION PROGRAM		1,114,516,000		337,564,000				1,452,080,000

Total, Regular Programs		195,808,565,000		21,288,123,000		2,400,000,000		219,496,688,000

B. PROJECT(S)
Locally-Funded Project(s)				2,064,300,000		4,579,083,000		6,643,383,000

Total, Project(s)				2,064,300,000		4,579,083,000		6,643,383,000

TOTAL NEW APPROPRIATIONS	₱	195,808,565,000	₱	23,352,423,000	₱	6,979,083,000	₱	226,140,071,000

Special Provision(s)

1. Trust Receipts from Police Fees and Charges. Fees and charges collected by the PNP by virtue of its absorption of the then Philippine Constabulary-

Integrated National Police and AFP Units shall be used as follows:

(a) Augment its operational requirements in accordance with E.O. No. 1002, s. 1985; and

(b) Scholarship assistance to be extended to surviving children of deceased or permanently incapacitated police officers in accordance with R.A. No. 6963 shall be allocated from the net proceeds of the firearms license fees on a “per-request-basis”, subject to DBM-DILG J.M.C. No. 2024-01 dated May 10, 2024, and such other guidelines to be issued for the purpose.

Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with E. O. No. 338, s. 1996.

2. Maintenance and Other Operating Expenses of Police Offices. The amount of Five Billion Five Hundred Fifty Three Million Eight Hundred Forty Thousand Pesos (₱5,553,840,000) appropriated herein for the MOOE of police offices shall be allocated and distributed at Two Thousand Pesos (P2,000) per month multiplied by the number of police officers in each unit.

3. Quick Response Fund. The amount of Fifty Million Pesos (₱50,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for relief and rescue operations in order that the situation and living conditions of people living in communities or areas stricken by natural or human-induced calamities, epidemics, crises, and catastrophes which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible.

In no case shall the QRF be used for pre-disaster activities, such as conduct of training, insurance of assets, and public information and education initiatives, or for any other purpose not authorized in this provision.

Utilization of the QRF shall be subject to DBM-OCD J.C. No. 2025-01 dated April 2, 2025, and such other guidelines as may be issued by the OCD and DBM.

4. Personnel Services of the Internal Affairs Service. The amount of Nine Hundred Sixty Five Million Seven Hundred Thirty Eight Thousand One Hundred Forty Seven Pesos (₱965,738,147) appropriated herein under Personnel Services shall be used for the regular pay and allowances of uniformed personnel of the Internal Affairs Service.

5. Payment of Back Salaries and Allowances. The Chief of the PNP, subject to approval by the Chairperson of the NAPOLCOM, is authorized to use available allotments for Personnel Services in payment of prior years’ salaries and allowances due to uniformed members upon reinstatement into the service as a result of exoneration or acquittal from administrative, civil, or criminal cases by competent court, in accordance with budgeting, accounting, and auditing rules and regulations.

6. Use of the Maintenance and Other Operating Expenses for Payment of Damages. The Chief of the PNP is authorized, subject to the approval of the Secretary of the Interior and Local Government, to utilize MOOE for the payment of damages to property and for injury and death of civilians resulting from police operations, as determined by a competent court.

7. Priority in Hiring of Female Patrol Officers. The PNP shall ensure that in the hiring of new Patrol Officers, priority shall be given to qualified female applicants to fill vacancies in women’s and children’s desks.

8. Reimbursement of Expenses Incurred in Anti-Smuggling and Economic Subversion Operations. Expenses incurred by the PNP in anti-smuggling, economic subversion or similar operations may be reimbursed out of the proceeds from the sale of items seized or confiscated by the PNP, upon the recommendation of the Chief of the PNP and approval by the Secretary of the Interior and Local Government.

9. Rice Subsidy. The amount of One Billion Seven Hundred Seven Million Two Hundred Ten Thousand Pesos (₱1,707,210,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the uniformed personnel of PNP.

10. Subsistence Allowance. The amount of Twenty Eight Billion Ninety Five Million Six Hundred Seventy Four Thousand Pesos (₱28,095,674,000) appropriated herein shall be used for the provision of subsistence allowance for uniformed personnel, equivalent to Three Hundred Fifty Pesos (₱350) per day effective 01 January 2026.

Implementation of this provision shall be subject to the guidelines to be issued consistent with E.O. No. 107, s. 2025.

11. Reporting and Posting Requirements. The PNP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) PNP’s website.

JANUARY 5, 2026	OFFICIAL GAZETTE	1203
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

The PNP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

12. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	647,018,000	₱	52,078,000	₱	₱	699,096,000

National Capital Region (NCR)		647,018,000		52,078,000			699,096,000

Central Office		647,018,000		52,078,000			699,096,000
Personnel and Records Management		302,386,000		365,015,000			667,401,000

National Capital Region (NCR)		302,386,000		286,193,000			588,579,000

Central Office		302,386,000		269,087,000			571,473,000
Regional Office - NCR				17,106,000			17,106,000
Region I - Ilocos				5,313,000			5,313,000

Regional Office - I				5,313,000			5,313,000
Cordillera Administrative Region (CAR)				3,826,000			3,826,000

Regional Office - CAR				3,826,000			3,826,000
Region II - Cagayan Valley				4,289,000			4,289,000

Regional Office - II				4,289,000			4,289,000
Region III - Central Luzon				7,467,000			7,467,000

Regional Office - III				7,467,000			7,467,000
Region IVA - CALABARZON				5,755,000			5,755,000

Regional Office - IVA				5,755,000			5,755,000
Region IVB - MIMAROPA				3,043,000			3,043,000

Regional Office - IVB				3,043,000			3,043,000

1204	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region V - Bicol		4,456,000	4,456,000

Regional Office - V		4,456,000	4,456,000
Region VI - Western Visayas		5,027,000	5,027,000

Regional Office - VI		5,027,000	5,027,000
Negros Island Region (NIR)		4,199,000	4,199,000

Regional Office - NIR		4,199,000	4,199,000
Region VII - Central Visayas		5,173,000	5,173,000

Regional Office - VII		5,173,000	5,173,000
Region VIII - Eastern Visayas		3,923,000	3,923,000

Regional Office - VIII		3,923,000	3,923,000
Region IX - Zamboanga Peninsula		5,311,000	5,311,000

Regional Office - IX		5,311,000	5,311,000
Region X - Northern Mindanao		5,046,000	5,046,000

Regional Office - X		5,046,000	5,046,000
Region XI - Davao		4,298,000	4,298,000

Regional Office - XI		4,298,000	4,298,000
Region XII - SOCCSKSARGEN		4,212,000	4,212,000

Regional Office - XII		4,212,000	4,212,000
Region XIII - Caraga		3,984,000	3,984,000

Regional Office - XIII		3,984,000	3,984,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		3,500,000	3,500,000

Regional Office - BARMM		3,500,000	3,500,000
Fiscal Management Services	203,644,000	118,771,000	322,415,000

National Capital Region (NCR)	203,644,000	118,771,000	322,415,000

Central Office	203,644,000	118,771,000	322,415,000
Internal Affairs Services	136,210,000	107,318,000	243,528,000

National Capital Region (NCR)	136,210,000	107,318,000	243,528,000

Central Office	136,210,000	107,318,000	243,528,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1205
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Human Resource Development	8,546,000	481,579,000	490,125,000

National Capital Region (NCR)	8,546,000	258,067,000	266,613,000

Central Office	8,546,000	228,999,000	237,545,000
Regional Office - NCR		29,068,000	29,068,000
Region I - Ilocos		13,399,000	13,399,000

Regional Office - I		13,399,000	13,399,000
Cordillera Administrative Region (CAR)		9,505,000	9,505,000

Regional Office - CAR		9,505,000	9,505,000
Region II - Cagayan Valley		11,684,000	11,684,000

Regional Office - II		11,684,000	11,684,000
Region III - Central Luzon		18,929,000	18,929,000

Regional Office - III		18,929,000	18,929,000
Region IVA - CALABARZON		18,416,000	18,416,000

Regional Office - IVA		18,416,000	18,416,000
Region IVB - MIMAROPA		9,343,000	9,343,000

Regional Office - IVB		9,343,000	9,343,000
Region V - Bicol		14,180,000	14,180,000

Regional Office - V		14,180,000	14,180,000
Region VI - Western Visayas		16,933,000	16,933,000

Regional Office - VI		16,933,000	16,933,000
Negros Island Region (NIR)		6,253,000	6,253,000

Regional Office - NIR		6,253,000	6,253,000
Region VII - Central Visayas		15,741,000	15,741,000

Regional Office - VII		15,741,000	15,741,000
Region VIII - Eastern Visayas		13,231,000	13,231,000

Regional Office - VIII		13,231,000	13,231,000
Region IX - Zamboanga Peninsula		12,224,000	12,224,000

Regional Office - IX		12,224,000	12,224,000

1206	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region X - Northern Mindanao		13,557,000	13,557,000

Regional Office - X		13,557,000	13,557,000
Region XI - Davao		13,503,000	13,503,000

Regional Office - XI		13,503,000	13,503,000
Region XII - SOCCSKSARGEN		11,718,000	11,718,000

Regional Office - XII		11,718,000	11,718,000
Region XIII - Caraga		10,482,000	10,482,000

Regional Office - XIII		10,482,000	10,482,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		14,414,000	14,414,000

Regional Office - BARMM		14,414,000	14,414,000
Plans Services	16,257,000	105,163,000	121,420,000

National Capital Region (NCR)	16,257,000	105,163,000	121,420,000

Central Office	16,257,000	105,163,000	121,420,000
Administration of Personnel Benefits	9,543,192,000		9,543,192,000

National Capital Region (NCR)	9,543,192,000		9,543,192,000

Central Office	9,543,192,000		9,543,192,000

Sub-total, General Administration and Support	10,857,253,000	1,229,924,000	12,087,177,000

Support to Operations
Conduct Research and Development on the Upgrading of the Logistics Capabilities of the PNP, including Weapons, Transportation and Criminalistic Equipment and Case Management and Intelligence System of the PNP Intelligence Research Center	9,850,000	55,927,000	65,777,000

National Capital Region (NCR)	9,850,000	55,927,000	65,777,000

Central Office	9,850,000	55,927,000	65,777,000
Provision of Hospitalization and Health Care Services to the Members of the PNP and their Dependents	197,627,000	636,090,000	833,717,000

National Capital Region (NCR)	197,627,000	525,846,000	723,473,000

Central Office	197,627,000	517,641,000	715,268,000
Regional Office - NCR		8,205,000	8,205,000
Region I - Ilocos		3,846,000	3,846,000

Regional Office - I		3,846,000	3,846,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1207
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Cordillera Administrative Region (CAR)	3,983,000	3,983,000

Regional Office - CAR	3,983,000	3,983,000
Region II - Cagayan Valley	3,930,000	3,930,000

Regional Office - II	3,930,000	3,930,000
Region III - Central Luzon	5,317,000	5,317,000

Regional Office - III	5,317,000	5,317,000
Region IVA - CALABARZON	3,459,000	3,459,000

Regional Office - IVA	3,459,000	3,459,000
Region IVB - MIMAROPA	2,965,000	2,965,000

Regional Office - IVB	2,965,000	2,965,000
Region V - Bicol	4,154,000	4,154,000

Regional Office - V	4,154,000	4,154,000
Region VI - Western Visayas	3,902,000	3,902,000

Regional Office - VI	3,902,000	3,902,000
Negros Island Region (NIR)	1,527,000	1,527,000

Regional Office - NIR	1,527,000	1,527,000
Region VII - Central Visayas	4,145,000	4,145,000

Regional Office - VII	4,145,000	4,145,000
Region VIII - Eastern Visayas	3,856,000	3,856,000

Regional Office - VIII	3,856,000	3,856,000
Region IX - Zamboanga Peninsula	3,319,000	3,319,000

Regional Office - IX	3,319,000	3,319,000
Region X - Northern Mindanao	5,021,000	5,021,000

Regional Office - X	5,021,000	5,021,000
Region XI - Davao	46,241,000	46,241,000

Regional Office - XI	46,241,000	46,241,000
Region XII - SOCCSKSARGEN	4,477,000	4,477,000

Regional Office - XII	4,477,000	4,477,000

1208	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region XIII - Caraga		5,160,000		5,160,000

Regional Office - XIII		5,160,000		5,160,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		4,942,000		4,942,000

Regional Office - BARMM		4,942,000		4,942,000

Sub-total, Support to Operations	207,477,000	692,017,000		899,494,000

Operations
CRIME PREVENTION AND SUPPRESSION PROGRAM	183,539,148,000	18,305,962,000	2,400,000,000	204,245,110,000

Conduct of Procurement, Transport, Storage and Distribution of Supplies and Materials, Including the Maintenance of Equipment and Facilities	2,663,725,000	10,241,903,000	2,400,000,000	15,305,628,000

National Capital Region (NCR)	2,663,725,000	6,006,655,000	2,400,000,000	11,070,380,000

Central Office	2,663,725,000	5,207,979,000	2,400,000,000	10,271,704,000
Regional Office - NCR		798,676,000		798,676,000
Region I - Ilocos		280,126,000		280,126,000

Regional Office - I		280,126,000		280,126,000
Cordillera Administrative Region (CAR)		193,065,000		193,065,000

Regional Office - CAR		193,065,000		193,065,000
Region II - Cagayan Valley		246,689,000		246,689,000

Regional Office - II		246,689,000		246,689,000
Region III - Central Luzon		361,142,000		361,142,000

Regional Office - III		361,142,000		361,142,000
Region IVA - CALABARZON		277,563,000		277,563,000

Regional Office - IVA		277,563,000		277,563,000
Region IVB - MIMAROPA		184,158,000		184,158,000

Regional Office - IVB		184,158,000		184,158,000
Region V - Bicol		385,910,000		385,910,000

Regional Office - V		385,910,000		385,910,000
Region VI - Western Visayas		276,508,000		276,508,000

Regional Office - VI		276,508,000		276,508,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1209
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Negros Island Region (NIR)		171,698,000	171,698,000

Regional Office - NIR		171,698,000	171,698,000
Region VII - Central Visayas		261,559,000	261,559,000

Regional Office - VII		261,559,000	261,559,000
Region VIII - Eastern Visayas		296,774,000	296,774,000

Regional Office - VIII		296,774,000	296,774,000
Region IX - Zamboanga Peninsula		261,587,000	261,587,000

Regional Office - IX		261,587,000	261,587,000
Region X - Northern Mindanao		248,432,000	248,432,000

Regional Office - X		248,432,000	248,432,000
Region XI - Davao		219,152,000	219,152,000

Regional Office - XI		219,152,000	219,152,000
Region XII - SOCCSKSARGEN		188,844,000	188,844,000

Regional Office - XII		188,844,000	188,844,000
Region XIII - Caraga		185,240,000	185,240,000

Regional Office - XIII		185,240,000	185,240,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		196,801,000	196,801,000

Regional Office - BARMM		196,801,000	196,801,000
Conduct of Police Patrol Operations and Other Related Confidential Activities Against Dissidents, Subversives, Lawless Elements and Organized Crime Syndicates and Campaign Against Kidnapping, Trafficking of Women and Minors, Smuggling, Carnapping, Gunrunning, Illegal Fishing and Trafficking of Illegal Drugs	180,743,954,000	6,601,493,000	187,345,447,000

National Capital Region (NCR)	180,743,954,000	2,794,640,000	183,538,594,000

Central Office	180,743,954,000	2,157,285,000	182,901,239,000
Regional Office - NCR		637,355,000	637,355,000
Region I - Ilocos		215,728,000	215,728,000

Regional Office - I		215,728,000	215,728,000
Cordillera Administrative Region (CAR)		207,589,000	207,589,000

Regional Office - CAR		207,589,000	207,589,000

1210	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region II - Cagayan Valley	171,390,000	171,390,000

Regional Office - II	171,390,000	171,390,000
Region III - Central Luzon	269,833,000	269,833,000

Regional Office - III	269,833,000	269,833,000
Region IVA - CALABARZON	335,561,000	335,561,000

Regional Office - IVA	335,561,000	335,561,000
Region IVB - MIMAROPA	149,396,000	149,396,000

Regional Office - IVB	149,396,000	149,396,000
Region V - Bicol	255,803,000	255,803,000

Regional Office - V	255,803,000	255,803,000
Region VI - Western Visayas	258,164,000	258,164,000

Regional Office - VI	258,164,000	258,164,000
Negros Island Region (NIR)	159,487,000	159,487,000

Regional Office - NIR	159,487,000	159,487,000
Region VII - Central Visayas	241,810,000	241,810,000

Regional Office - VII	241,810,000	241,810,000
Region VIII - Eastern Visayas	235,701,000	235,701,000

Regional Office - VIII	235,701,000	235,701,000
Region IX - Zamboanga Peninsula	236,185,000	236,185,000

Regional Office - IX	236,185,000	236,185,000
Region X - Northern Mindanao	230,205,000	230,205,000

Regional Office - X	230,205,000	230,205,000
Region XI - Davao	227,079,000	227,079,000

Regional Office - XI	227,079,000	227,079,000
Region XII - SOCCSKSARGEN	193,775,000	193,775,000

Regional Office - XII	193,775,000	193,775,000
Region XIII - Caraga	188,895,000	188,895,000

Regional Office - XIII	188,895,000	188,895,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1211
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		230,252,000	230,252,000

Regional Office - BARMM		230,252,000	230,252,000
Conduct of Intelligence and Counterintelligence Activities	76,784,000	1,119,145,000	1,195,929,000

National Capital Region (NCR)	76,784,000	786,795,000	863,579,000

Central Office	76,784,000	758,226,000	835,010,000
Regional Office - NCR		28,569,000	28,569,000
Region I - Ilocos		18,021,000	18,021,000

Regional Office - I		18,021,000	18,021,000
Cordillera Administrative Region (CAR)		16,022,000	16,022,000

Regional Office - CAR		16,022,000	16,022,000
Region II - Cagayan Valley		16,365,000	16,365,000

Regional Office - II		16,365,000	16,365,000
Region III - Central Luzon		25,541,000	25,541,000

Regional Office - III		25,541,000	25,541,000
Region IVA - CALABARZON		23,866,000	23,866,000

Regional Office - IVA		23,866,000	23,866,000
Region IVB - MIMAROPA		12,722,000	12,722,000

Regional Office - IVB		12,722,000	12,722,000
Region V - Bicol		20,210,000	20,210,000

Regional Office - V		20,210,000	20,210,000
Region VI - Western Visayas		20,361,000	20,361,000

Regional Office - VI		20,361,000	20,361,000
Negros Island Region (NIR)		20,122,000	20,122,000

Regional Office - NIR		20,122,000	20,122,000
Region VII - Central Visayas		22,238,000	22,238,000

Regional Office - VII		22,238,000	22,238,000
Region VIII - Eastern Visayas		22,036,000	22,036,000

Regional Office - VIII		22,036,000	22,036,000

1212	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region IX - Zamboanga Peninsula		19,736,000	19,736,000

Regional Office - IX		19,736,000	19,736,000
Region X - Northern Mindanao		22,220,000	22,220,000

Regional Office - X		22,220,000	22,220,000
Region XI - Davao		17,431,000	17,431,000

Regional Office - XI		17,431,000	17,431,000
Region XII - SOCCSKSARGEN		16,189,000	16,189,000

Regional Office - XII		16,189,000	16,189,000
Region XIII - Caraga		17,927,000	17,927,000

Regional Office - XIII		17,927,000	17,927,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		21,343,000	21,343,000

Regional Office - BARMM		21,343,000	21,343,000
Conduct of Community Awareness, Public Relations Activities and Community Work and Development, Including Disaster Preparedness, Community Organization and Mobilization, Community Development, Relief Operations and Other Related Activities which are Confidential in Nature	54,685,000	343,421,000	398,106,000

National Capital Region (NCR)	54,685,000	271,814,000	326,499,000

Central Office	54,685,000	266,129,000	320,814,000
Regional Office - NCR		5,685,000	5,685,000
Region I - Ilocos		3,553,000	3,553,000

Regional Office - I		3,553,000	3,553,000
Cordillera Administrative Region (CAR)		4,208,000	4,208,000

Regional Office - CAR		4,208,000	4,208,000
Region II - Cagayan Valley		4,862,000	4,862,000

Regional Office - II		4,862,000	4,862,000
Region III - Central Luzon		4,667,000	4,667,000

Regional Office - III		4,667,000	4,667,000
Region IVA - CALABARZON		4,658,000	4,658,000

Regional Office - IVA		4,658,000	4,658,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1213
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region IVB - MIMAROPA		2,308,000	2,308,000

Regional Office - IVB		2,308,000	2,308,000
Region V - Bicol		4,820,000	4,820,000

Regional Office - V		4,820,000	4,820,000
Region VI - Western Visayas		4,577,000	4,577,000

Regional Office - VI		4,577,000	4,577,000
Negros Island Region (NIR)		2,905,000	2,905,000

Regional Office - NIR		2,905,000	2,905,000
Region VII - Central Visayas		4,180,000	4,180,000

Regional Office - VII		4,180,000	4,180,000
Region VIII - Eastern Visayas		4,336,000	4,336,000

Regional Office - VIII		4,336,000	4,336,000
Region IX - Zamboanga Peninsula		5,043,000	5,043,000

Regional Office - IX		5,043,000	5,043,000
Region X - Northern Mindanao		4,610,000	4,610,000

Regional Office - X		4,610,000	4,610,000
Region XI - Davao		4,572,000	4,572,000

Regional Office - XI		4,572,000	4,572,000
Region XII - SOCCSKSARGEN		4,028,000	4,028,000

Regional Office - XII		4,028,000	4,028,000
Region XIII - Caraga		4,701,000	4,701,000

Regional Office - XIII		4,701,000	4,701,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		3,579,000	3,579,000

Regional Office - BARMM		3,579,000	3,579,000
CRIME INVESTIGATION PROGRAM	90,171,000	722,656,000	812,827,000

Conduct of Criminal Investigation and Other Related Confidential Activities	90,171,000	722,656,000	812,827,000

National Capital Region (NCR)	90,171,000	467,394,000	557,565,000

Central Office	90,171,000	396,081,000	486,252,000
Regional Office - NCR		71,313,000	71,313,000

1214	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region I - Ilocos	12,471,000	12,471,000

Regional Office - I	12,471,000	12,471,000
Cordillera Administrative Region (CAR)	12,198,000	12,198,000

Regional Office - CAR	12,198,000	12,198,000
Region II - Cagayan Valley	9,041,000	9,041,000

Regional Office - II	9,041,000	9,041,000
Region III - Central Luzon	21,920,000	21,920,000

Regional Office - III	21,920,000	21,920,000
Region IVA - CALABARZON	24,264,000	24,264,000

Regional Office - IVA	24,264,000	24,264,000
Region IVB - MIMAROPA	7,747,000	7,747,000

Regional Office - IVB	7,747,000	7,747,000
Region V - Bicol	12,834,000	12,834,000

Regional Office - V	12,834,000	12,834,000
Region VI - Western Visayas	17,998,000	17,998,000

Regional Office - VI	17,998,000	17,998,000
Negros Island Region (NIR)	8,695,000	8,695,000

Regional Office - NIR	8,695,000	8,695,000
Region VII - Central Visayas	27,245,000	27,245,000

Regional Office - VII	27,245,000	27,245,000
Region VIII - Eastern Visayas	12,533,000	12,533,000

Regional Office - VIII	12,533,000	12,533,000
Region IX - Zamboanga Peninsula	14,519,000	14,519,000

Regional Office - IX	14,519,000	14,519,000
Region X - Northern Mindanao	14,683,000	14,683,000

Regional Office - X	14,683,000	14,683,000
Region XI - Davao	23,261,000	23,261,000

Regional Office - XI	23,261,000	23,261,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1215
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region XII - SOCCSKSARGEN		10,350,000		10,350,000

Regional Office - XII		10,350,000		10,350,000
Region XIII - Caraga		9,716,000		9,716,000

Regional Office - XIII		9,716,000		9,716,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		15,787,000		15,787,000

Regional Office - BARMM		15,787,000		15,787,000
POLICE EDUCATION PROGRAM	1,114,516,000	337,564,000		1,452,080,000

Research and Development Activities	3,986,000	331,000		4,317,000

National Capital Region (NCR)	3,986,000	331,000		4,317,000

Central Office	3,986,000	331,000		4,317,000
Education and Training Program	1,110,530,000	337,233,000		1,447,763,000

National Capital Region (NCR)	1,110,530,000	337,233,000		1,447,763,000

Central Office	1,110,530,000	200,512,000		1,311,042,000
Philippine National Police Academy		136,721,000		136,721,000

Sub-total, Operations	184,743,835,000	19,366,182,000	2,400,000,000	206,510,017,000

Total, Regular Programs	195,808,565,000	21,288,123,000	2,400,000,000	219,496,688,000

PROJECTS
Locally-Funded Project(s)
Construction of Police Stations			100,000,000	100,000,000

Region I - Ilocos			23,500,000	23,500,000

Regional Office - I			23,500,000	23,500,000
Region III - Central Luzon			2,500,000	2,500,000

Regional Office - III			2,500,000	2,500,000
Region IVA - CALABARZON			18,500,000	18,500,000

Regional Office - IVA			18,500,000	18,500,000
Region V - Bicol			18,500,000	18,500,000

Regional Office - V			18,500,000	18,500,000
Region VII - Central Visayas			18,500,000	18,500,000

Regional Office - VII			18,500,000	18,500,000

1216	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region VIII - Eastern Visayas		18,500,000	18,500,000

Regional Office - VIII		18,500,000	18,500,000
PNP Project Convergence on Manila Bay Rehabilitation	26,982,000		26,982,000

National Capital Region (NCR)	26,982,000		26,982,000

Central Office	26,982,000		26,982,000
Philippine Anti-Illegal Drugs Strategy	546,276,000		546,276,000

National Capital Region (NCR)	546,276,000		546,276,000

Central Office	546,276,000		546,276,000
End of Local Communist Armed Conflict (ELCAC)	1,084,433,000		1,084,433,000

National Capital Region (NCR)	155,000,000		155,000,000

Central Office	100,000,000		100,000,000
Regional Office - NCR	55,000,000		55,000,000
Region I - Ilocos	60,000,000		60,000,000

Regional Office - I	60,000,000		60,000,000
Cordillera Administrative Region (CAR)	50,000,000		50,000,000

Regional Office - CAR	50,000,000		50,000,000
Region II - Cagayan Valley	55,000,000		55,000,000

Regional Office - II	55,000,000		55,000,000
Region III - Central Luzon	61,433,000		61,433,000

Regional Office - III	61,433,000		61,433,000
Region IVA - CALABARZON	62,000,000		62,000,000

Regional Office - IVA	62,000,000		62,000,000
Region IVB - MIMAROPA	40,000,000		40,000,000

Regional Office - IVB	40,000,000		40,000,000
Region V - Bicol	60,000,000		60,000,000

Regional Office - V	60,000,000		60,000,000
Region VI - Western Visayas	49,824,000		49,824,000

Regional Office - VI	49,824,000		49,824,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1217
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Negros Island Region (NIR)	18,087,000		18,087,000

Regional Office - NIR	18,087,000		18,087,000
Region VII - Central Visayas	52,089,000		52,089,000

Regional Office - VII	52,089,000		52,089,000
Region VIII - Eastern Visayas	60,000,000		60,000,000

Regional Office - VIII	60,000,000		60,000,000
Region IX - Zamboanga Peninsula	65,000,000		65,000,000

Regional Office - IX	65,000,000		65,000,000
Region X - Northern Mindanao	61,000,000		61,000,000

Regional Office - X	61,000,000		61,000,000
Region XI - Davao	60,000,000		60,000,000

Regional Office - XI	60,000,000		60,000,000
Region XII - SOCCSKSARGEN	60,000,000		60,000,000

Regional Office - XII	60,000,000		60,000,000
Region XIII - Caraga	60,000,000		60,000,000

Regional Office - XIII	60,000,000		60,000,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	55,000,000		55,000,000

Regional Office - BARMM	55,000,000		55,000,000
Operational Requirements of the PNP Integrity Monitoring and Enforcement Group (IMEG)	20,000,000		20,000,000

National Capital Region (NCR)	20,000,000		20,000,000

Central Office	20,000,000		20,000,000
Quick Response Fund	50,000,000		50,000,000

National Capital Region (NCR)	50,000,000		50,000,000

Central Office	50,000,000		50,000,000
Enhancement of National Police Clearance System		386,810,000	386,810,000

National Capital Region (NCR)		386,810,000	386,810,000

Central Office		386,810,000	386,810,000
Establishment of Camp BGen Rafael T. Crame Safe Camp Security System		311,659,000	311,659,000

1218	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

National Capital Region (NCR)		311,659,000	311,659,000

Central Office		311,659,000	311,659,000
PNP Drug Related Data Integration and Generation System (PNP-DRDIGS)		357,280,000	357,280,000

National Capital Region (NCR)		357,280,000	357,280,000

Central Office		357,280,000	357,280,000
Construction of New Building of the PNP National Headquarters (Phase 2)		10,000,000	10,000,000

National Capital Region (NCR)		10,000,000	10,000,000

Central Office		10,000,000	10,000,000
PNP One Network (PON)	6,000,000	851,395,000	857,395,000

National Capital Region (NCR)	6,000,000	851,395,000	857,395,000

Central Office	6,000,000	851,395,000	857,395,000
Establishment of PNP Centralized Server Infostructure (CSI)	10,000,000		10,000,000

National Capital Region (NCR)	10,000,000		10,000,000

Central Office	10,000,000		10,000,000
PNP Cybersecurity Operation Center (CSOC)	45,000,000	20,000,000	65,000,000

National Capital Region (NCR)	45,000,000	20,000,000	65,000,000

Central Office	45,000,000	20,000,000	65,000,000
Strengthening of the PNP Anti-Cybercrime Group (ACG) Capability	56,900,000	848,011,000	904,911,000

National Capital Region (NCR)	56,900,000	848,011,000	904,911,000

Central Office	56,900,000	848,011,000	904,911,000
Enhancement of Unified Forensic Data Management System (UFDMS) Portal	22,610,000		22,610,000

National Capital Region (NCR)	22,610,000		22,610,000

Central Office	22,610,000		22,610,000
Enhancement of Law Enforcement Reporting Information System (LERIS)	135,850,000	343,990,000	479,840,000

National Capital Region (NCR)	135,850,000	343,990,000	479,840,000

Central Office	135,850,000	343,990,000	479,840,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1219
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Digital Mobile Radio (DMR) Expansion	630,000		630,000

National Capital Region (NCR)	630,000		630,000

Central Office	630,000		630,000
Enhancement of General Administrative Support Service (GASS) Portal	13,220,000	60,360,000	73,580,000

National Capital Region (NCR)	13,220,000	60,360,000	73,580,000

Central Office	13,220,000	60,360,000	73,580,000
Enhancement of the PNP Internal Affairs Service (IAS) Digitization Project	14,300,000	37,250,000	51,550,000

National Capital Region (NCR)	14,300,000	37,250,000	51,550,000

Central Office	14,300,000	37,250,000	51,550,000
Enhancement of the PNP Email System (PES)	12,000,000		12,000,000

National Capital Region (NCR)	12,000,000		12,000,000

Central Office	12,000,000		12,000,000
Enhancement of e-Complaint and Referral Monitoring Information System (e-CRMIS)	750,000	400,000	1,150,000

National Capital Region (NCR)	750,000	400,000	1,150,000

Central Office	750,000	400,000	1,150,000
Philippine National Police Academy (PNPA) Events Support System		52,040,000	52,040,000

National Capital Region (NCR)		52,040,000	52,040,000

Central Office		52,040,000	52,040,000
PNP Project Convergence on Pasig River Urban Development	19,349,000	35,206,000	54,555,000

National Capital Region (NCR)	19,349,000	35,206,000	54,555,000

Central Office	19,349,000	35,206,000	54,555,000
Construction of Police Provincial Office (PPO) Women and Children Protection Center - PRO-BAR		18,500,000	18,500,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		18,500,000	18,500,000

Regional Office - BARMM		18,500,000	18,500,000
Enclosure and Extension of PRO - 1 Auditorium		32,500,000	32,500,000

Region I - Ilocos		32,500,000	32,500,000

Regional Office - I		32,500,000	32,500,000

1220	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Construction of a Standard Maritime Law Enforcement (MLE) Building with Boat House and Boat Ramp - PRO-BAR	30,000,000	30,000,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	30,000,000	30,000,000

Regional Office - BARMM	30,000,000	30,000,000
Construction of Regional Engineering Unit 1 Building, RHQ, PRO 1, Camp BGen Oscar M Florendo	12,393,000	12,393,000

Region I - Ilocos	12,393,000	12,393,000

Regional Office - I	12,393,000	12,393,000
Construction of RCEU Building, RHQ, PRO 1, Camp BGen Oscar M Florendo	34,884,000	34,884,000

Region I - Ilocos	34,884,000	34,884,000

Regional Office - I	34,884,000	34,884,000
Construction of Regional IT Center, RHQ, PRO 1, Camp BGen Oscar M Florendo	42,155,000	42,155,000

Region I - Ilocos	42,155,000	42,155,000

Regional Office - I	42,155,000	42,155,000
Construction of Logistics Direct Support Unit Building, RHQ, PRO 1, Camp BGen Oscar M Florendo	28,000,000	28,000,000

Region I - Ilocos	28,000,000	28,000,000

Regional Office - I	28,000,000	28,000,000
Rehabilitation of PRO 1 Grandstand, RHQ, PRO 1, Camp BGen Oscar M Florendo	35,000,000	35,000,000

Region I - Ilocos	35,000,000	35,000,000

Regional Office - I	35,000,000	35,000,000
Construction of Regional Legal Service 1, RHQ, PRO 1, Camp BGen Oscar M Florendo	9,250,000	9,250,000

Region I - Ilocos	9,250,000	9,250,000

Regional Office - I	9,250,000	9,250,000
Construction of PNPA Dormitory	170,000,000	170,000,000

National Capital Region (NCR)	170,000,000	170,000,000

Central Office	170,000,000	170,000,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1221
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Establishment of Hangars in Davao, Cebu and La Union	65,000,000	65,000,000

National Capital Region (NCR)	65,000,000	65,000,000

Central Office	65,000,000	65,000,000
Construction of Multi-Purpose Building - Task Force Camp with Complete Facilities for Philippine National Police (PNP) at Pandilusan Island, Payao, Zamboanga Sibugay	30,000,000	30,000,000

Region IX - Zamboanga Peninsula	30,000,000	30,000,000

Regional Office - IX	30,000,000	30,000,000
Camp Development of Leyte Police Provincial Office, Palo, Leyte	22,000,000	22,000,000

Region VIII - Eastern Visayas	22,000,000	22,000,000

Regional Office - VIII	22,000,000	22,000,000
Construction of Multi-Purpose Building (RFMB), Brgy. Gusa, Cagayan De Oro City	15,000,000	15,000,000

Region X - Northern Mindanao	15,000,000	15,000,000

Regional Office - X	15,000,000	15,000,000
Construction of Multi-Purpose Building (RFU-NCR Mega Laboratory Building), 1st Quadrant of Camp Bagong Diwa Along Gen. Santos Ave., Bicutan, Taguig City (Phase 2)	300,000,000	300,000,000

National Capital Region (NCR)	300,000,000	300,000,000

Central Office	300,000,000	300,000,000
Enhanced and Secured Satellite Communications Integrations Project	170,000,000	170,000,000

National Capital Region (NCR)	170,000,000	170,000,000

Central Office	170,000,000	170,000,000
Data Security Operations Center Project, PNP Information Technology Management Service (ITMS)	90,000,000	90,000,000

National Capital Region (NCR)	90,000,000	90,000,000

Central Office	90,000,000	90,000,000
Construction of 5-Storey Regional Forensic Unit (RFU), Region X	60,000,000	60,000,000

Region X - Northern Mindanao	60,000,000	60,000,000

Regional Office - X	60,000,000	60,000,000

1222	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Sub-total, Locally-Funded Project(s)				2,064,300,000		4,579,083,000		6,643,383,000

Total, Project(s)				2,064,300,000		4,579,083,000		6,643,383,000

TOTAL NEW APPROPRIATIONS	₱	195,808,565,000	₱	23,352,423,000	₱	6,979,083,000	₱	226,140,071,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	3,378,218

Total Permanent Positions	3,378,218

Other Compensation Common to All
Personnel Economic Relief Allowance	297,360
Representation Allowance	1,596
Transportation Allowance	1,596
Clothing and Uniform Allowance	86,730
Honoraria	203,731
Mid-Year Bonus - Civilian	281,518
Year End Bonus	281,518
Cash Gift	61,950
Productivity Enhancement Incentive	61,950
Step Increment	8,445

Total Other Compensation Common to All	1,286,394

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	46,620
Longevity Pay	15,557
Other Personnel Benefits	21,543
Anniversary Bonus - Civilian	36,654

Total Other Compensation for Specific Groups	120,374

Other Benefits
PAG-IBIG Contributions	29,735
PhilHealth Contributions	84,388
Employees Compensation Insurance Premiums	14,869
Loyalty Award - Civilian	21,180
Terminal Leave	69,508

Total Other Benefits	219,680

JANUARY 5, 2026	OFFICIAL GAZETTE	1223
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Military/Uniformed Personnel
Basic Pay
Base Pay	89,360,434
Creation of New Positions	581,165

Total Basic Pay	89,941,599

Other Compensation Common to All
Personnel Economic Relief Allowance	5,278,248
Clothing/ Uniform Allowance	3,005,388
Subsistence Allowance	28,095,674
Laundry Allowance	85,027
Quarters Allowance	1,183,090
Longevity Pay	17,777,201
Mid-Year Bonus - Military/Uniformed Personnel	7,446,703
Year-end Bonus	7,446,703
Cash Gift	1,099,635
Productivity Enhancement Incentive	1,099,635

Total Other Compensation Common to All	72,517,304

Other Compensation for Specific Groups
Hazardous Duty Pay	887,140
Special Duty Allowance	166,974
Flying Pay	34,792
Overseas Allowance	90,605
Sea Duty Pay	363,075
Combat Incentive Pay	4,936,896
Hazard Duty Pay	1,418,297
Training Subsistence Allowance	244,072
Civil Disturbance Control Subsistence Allowance	111,524
Subsistence of Detainees	125,093
Hardship Allowance	602
Combat Duty Pay	6,958,764
Incentive Pay	26,581
Instructor’s Duty Pay	170,821
Medal of Valor Award	82,500
Hospitalization Expenses	99,233
Specialist’s Pay	34,187
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	3,326,269
Anniversary Bonus - Military/Uniformed Personnel	659,781

Total Other Compensation for Specific Groups	19,737,206

Other Benefits
Special Group Term Insurance	15,835
PAG-IBIG Contributions	527,825
PhilHealth Contributions	2,233,968
Employees Compensation Insurance Premiums	263,912
Retirement Gratuity	2,373,929

1224	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Terminal Leave	3,192,321

Total Other Benefits	8,607,790

Total Personnel Services	195,808,565

Maintenance and Other Operating Expenses
Travelling Expenses	306,007
Training and Scholarship Expenses	1,295,831
Supplies and Materials Expenses	13,841,879
Utility Expenses	1,490,487
Communication Expenses	871,286
Awards/Rewards and Prizes	5,329
Survey, Research, Exploration and Development Expenses	80
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	813,029
Professional Services	59,030
General Services	154,699
Repairs and Maintenance	1,436,432
Financial Assistance/Subsidy	1,875,127
Taxes, Insurance Premiums and Other Fees	279,080
Other Maintenance and Operating Expenses
Advertising Expenses	2,661
Printing and Publication Expenses	197,651
Representation Expenses	2,810
Transportation and Delivery Expenses	22,664
Rent/Lease Expenses	351,515
Subscription Expenses	64,643
Other Maintenance and Operating Expenses	282,183

Total Maintenance and Other Operating Expenses	23,352,423

Total Current Operating Expenditures	219,160,988

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	1,014,682
Machinery and Equipment Outlay	4,537,685
Transportation Equipment Outlay	1,426,716

Total Capital Outlays	6,979,083

TOTAL NEW APPROPRIATIONS	226,140,071

K. PHILIPPINE PUBLIC SAFETY COLLEGE

For general administration and support, and operations, including locally-funded project(s) as indicated hereunder	₱	1,235,488,000

New Appropriations, by Programs/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 5, 2026	OFFICIAL GAZETTE	1225
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

A. REGULAR PROGRAMS
General Administration and Support	₱	96,191,000	₱	95,540,000	₱	21,075,000	₱	212,806,000
Operations		338,137,000		513,203,000		124,031,000		975,371,000

PUBLIC SAFETY EDUCATION PROGRAM		338,137,000		513,203,000		124,031,000		975,371,000

Total, Regular Programs		434,328,000		608,743,000		145,106,000		1,188,177,000

B. PROJECT(S)
Locally-Funded Project(s)				413,000		46,898,000		47,311,000

Total, Project(s)				413,000		46,898,000		47,311,000

TOTAL NEW APPROPRIATIONS	₱	434,328,000	₱	609,156,000	₱	192,004,000	₱	1,235,488,000

Special Provision(s)

1. Subsistence Allowance. The amount of Twenty Five Million Five Hundred Fifty Thousand Pesos (₱25,550,000) appropriated herein shall be used for the provision of subsistence allowance for uniformed personnel, equivalent to Three Hundred Fifty Pesos (₱350) per day effective 01 January 2026.

Implementation of this provision shall be subject to the guidelines to be issued consistent with E.O. No. 107, s. 2025.

2. Reporting and Posting Requirements. The Philippine Public Safety College (PPSC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) PPSC’s website.

The PPSC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	79,006,000	₱	95,540,000	₱	21,075,000	₱	195,621,000
Administration of Personnel Benefits		17,185,000						17,185,000

Sub-total, General Administration and Support		96,191,000		95,540,000		21,075,000		212,806,000

Operations
PUBLIC SAFETY EDUCATION PROGRAM		338,137,000		513,203,000		124,031,000		975,371,000

Research and Development Activities		35,453,000		818,000				36,271,000

1226	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Education and Training Program		302,684,000		512,385,000		124,031,000		939,100,000

Sub-total, Operations		338,137,000		513,203,000		124,031,000		975,371,000

Total, Regular Programs		434,328,000		608,743,000		145,106,000		1,188,177,000

PROJECTS
Locally-Funded Project(s)
Enhancement of Electronics Student Information System (ESIS)				383,000		525,000		908,000
Development of Electronic Library System						4,820,000		4,820,000
Enhancement of Online Learning Management System						1,940,000		1,940,000
Development of Financial Management System (FMIS)						685,000		685,000
Development of Asset Management and
Inventory System (AMIS)						16,923,000		16,923,000
Hybrid Learning Set-up						17,505,000		17,505,000
Integration of Cybersecurity in the Curriculum of PPSC Courses				30,000		4,500,000		4,530,000

Sub-total, Locally-Funded Project(s)				413,000		46,898,000		47,311,000

Total, Project(s)				413,000		46,898,000		47,311,000

TOTAL NEW APPROPRIATIONS	₱	434,328,000	₱	609,156,000	₱	192,004,000	₱	1,235,488,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	94,066

Total Permanent Positions	94,066

Other Compensation Common to All
Personnel Economic Relief Allowance	4,128
Representation Allowance	1,104
Transportation Allowance	1,104
Clothing and Uniform Allowance	1,204
Honoraria	138,722
Mid-Year Bonus - Civilian	7,839
Year End Bonus	7,839
Cash Gift	860

JANUARY 5, 2026	OFFICIAL GAZETTE	1227
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Productivity Enhancement Incentive	860
Step Increment	235

Total Other Compensation Common to All	163,895

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civilian	11,845

Total Other Compensation for Specific Groups	11,845

Other Benefits
PAG-IBIG Contributions	413
PhilHealth Contributions	2,267
Employees Compensation Insurance Premiums	206
Loyalty Award - Civilian	205
Terminal Leave	5,340

Total Other Benefits	8,431

Military/Uniformed Personnel
Basic Pay
Base Pay	92,079

Total Basic Pay	92,079

Other Compensation Common to All
Personnel Economic Relief Allowance	4,800
Clothing/ Uniform Allowance	13,280
Subsistence Allowance	25,550
Mid-Year Bonus - Military/Uniformed Personnel	7,673
Year-end Bonus	7,673
Cash Gift	1,000
Productivity Enhancement Incentive	1,000

Total Other Compensation Common to All	60,976

Other Benefits
Special Group Term Insurance	14
PAG-IBIG Contributions	480
PhilHealth Contributions	2,302
Employees Compensation Insurance Premiums	240

Total Other Benefits	3,036

Total Personnel Services	434,328

Maintenance and Other Operating Expenses
Travelling Expenses	41,818
Training and Scholarship Expenses	121,596

1228	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Supplies and Materials Expenses	228,579
Utility Expenses	28,904
Communication Expenses	48,281
Survey, Research, Exploration and Development Expenses	148
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	370
Professional Services	6,494
General Services	17,146
Repairs and Maintenance	71,455
Financial Assistance/Subsidy	145
Taxes, Insurance Premiums and Other Fees	303
Other Maintenance and Operating Expenses
Advertising Expenses	149
Printing and Publication Expenses	4,021
Representation Expenses	6,654
Rent/Lease Expenses	29,383
Membership Dues and Contributions to Organizations	126
Subscription Expenses	3,584

Total Maintenance and Other Operating Expenses	609,156

Total Current Operating Expenditures	1,043,484

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	124,031
Machinery and Equipment Outlay	61,823
Transportation Equipment Outlay	6,150

Total Capital Outlays	192,004

TOTAL NEW APPROPRIATIONS	1,235,488

JANUARY 5, 2026	OFFICIAL GAZETTE	1229
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

GENERAL SUMMARY

DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	4,504,764,000	₱	3,193,564,000	₱	1,736,400,000	₱	9,434,728,000
B. BUREAU OF FIRE PROTECTION		30,894,525,000		2,830,629,000		1,474,926,000		35,200,080,000
C. BUREAU OF JAIL MANAGEMENT AND PENOLOGY		21,525,990,000		9,246,122,000		480,380,000		31,252,492,000
D. EARLY CHILDHOOD CARE AND DEVELOPMENT COUNCIL		47,912,000		307,671,000		1,210,000		356,793,000
E. LOCAL GOVERNMENT ACADEMY		42,202,000		479,895,000		22,750,000		544,847,000
F. NATIONAL COMMISSION ON MUSLIM FILIPINOS		741,493,000		543,965,000		28,145,000		1,313,603,000
G. NATIONAL POLICE COMMISSION		1,855,375,000		363,515,000		246,766,000		2,465,656,000
H. NATIONAL YOUTH COMMISSION		89,333,000		224,141,000		1,995,000		315,469,000
I. PHILIPPINE COMMISSION ON WOMEN		53,928,000		147,501,000		3,465,000		204,894,000
J. PHILIPPINE NATIONAL POLICE		195,808,565,000		23,352,423,000		6,979,083,000		226,140,071,000
K. PHILIPPINE PUBLIC SAFETY COLLEGE		434,328,000		609,156,000		192,004,000		1,235,488,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT	₱	255,998,415,000	₱	41,298,582,000	₱	11,167,124,000	₱	308,464,121,000

1230	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

XVIII. DEPARTMENT OF JUSTICE

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	12,207,645,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	1,086,220,000	₱	904,202,000	₱	817,167,000	₱	2,807,589,000
Support to Operations		39,132,000		149,387,000		214,126,000		402,645,000
Operations		7,446,868,000		939,820,000		385,276,000		8,771,964,000

LAW ENFORCEMENT PROGRAM		7,298,289,000		879,263,000		379,676,000		8,557,228,000
CORRECTIONS PROGRAM		33,199,000		17,776,000		5,000,000		55,975,000
LEGAL SERVICES PROGRAM		115,380,000		42,781,000		600,000		158,761,000

Total, Regular Programs		8,572,220,000		1,993,409,000		1,416,569,000		11,982,198,000

B. PROJECT(S)
Locally-Funded Project(s)				176,005,000		49,442,000		225,447,000

Total, Project(s)				176,005,000		49,442,000		225,447,000

TOTAL NEW APPROPRIATIONS	₱	8,572,220,000	₱	2,169,414,000	₱	1,466,011,000	₱	12,207,645,000

Special Provision(s)

1. Reporting and Posting Requirements. The Department of Justice (DOJ) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the Budget and Treasury Management System (BTMS); and

(b) DOJ’s website.

The DOJ shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Other Operating Expenses	Capital Outlays	Total

JANUARY 5, 2026	OFFICIAL GAZETTE	1231
DEPARTMENT OF JUSTICE

REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	757,053,000	₱	904,202,000	₱	817,167,000	₱	2,478,422,000

National Capital Region (NCR)		757,053,000		904,202,000		817,167,000		2,478,422,000

Central Office		757,053,000		904,202,000		817,167,000		2,478,422,000
Administration of Personnel Benefits		329,167,000						329,167,000

National Capital Region (NCR)		329,167,000						329,167,000

Central Office		329,167,000						329,167,000

Sub-total, General Administration and Support		1,086,220,000		904,202,000		817,167,000		2,807,589,000

Support to Operations
Planning and Management Services		21,909,000		9,271,000				31,180,000

National Capital Region (NCR)		21,909,000		9,271,000				31,180,000

Central Office		21,909,000		9,271,000				31,180,000
Information and Communications Technology Services		17,223,000		140,116,000		214,126,000		371,465,000

National Capital Region (NCR)		17,223,000		140,116,000		214,126,000		371,465,000

Central Office		17,223,000		140,116,000		214,126,000		371,465,000

Sub-total, Support to Operations		39,132,000		149,387,000		214,126,000		402,645,000

Operations
LAW ENFORCEMENT PROGRAM		7,298,289,000		879,263,000		379,676,000		8,557,228,000

PROSECUTION SUB-PROGRAM		7,218,677,000		183,787,000		270,000,000		7,672,464,000

Investigation and Prosecution Services		7,218,677,000		183,787,000		270,000,000		7,672,464,000

National Capital Region (NCR)		7,218,677,000		183,787,000		270,000,000		7,672,464,000

Central Office		7,218,677,000		183,787,000		270,000,000		7,672,464,000
WITNESS PROTECTION SUB-PROGRAM		55,745,000		570,249,000				625,994,000

Witness Protection, Security and Benefit Services		55,745,000		570,249,000				625,994,000

National Capital Region (NCR)		55,745,000		570,249,000				625,994,000

Central Office		55,745,000		570,249,000				625,994,000

1232	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

SPECIAL ENFORCEMENT AND PROTECTION SUB-PROGRAM	23,867,000	125,227,000	109,676,000	258,770,000

Special Protection of Children Pursuant to E.O. 53, s. 2011		10,780,000		10,780,000

National Capital Region (NCR)		10,780,000		10,780,000

Central Office		10,780,000		10,780,000
Anti-Trafficking in Persons Enforcement Pursuant to R.A. No. 9208	321,000	95,982,000	22,925,000	119,228,000

National Capital Region (NCR)	321,000	95,982,000	22,925,000	119,228,000

Central Office	321,000	95,982,000	22,925,000	119,228,000
Competition Enforcement Pursuant to R.A. No. 10667	9,578,000	1,728,000		11,306,000

National Capital Region (NCR)	9,578,000	1,728,000		11,306,000

Central Office	9,578,000	1,728,000		11,306,000
Anti-Cybercrime Enforcement Pursuant to R.A. No. 10175	13,968,000	16,737,000	86,751,000	117,456,000

National Capital Region (NCR)	13,968,000	16,737,000	86,751,000	117,456,000

Central Office	13,968,000	16,737,000	86,751,000	117,456,000
CORRECTIONS PROGRAM	33,199,000	17,776,000	5,000,000	55,975,000

Evaluation of Convicted Prisoners for Grant of Parole and Recommendation for Executive Clemency	32,551,000	4,128,000		36,679,000

National Capital Region (NCR)	32,551,000	4,128,000		36,679,000

Central Office	32,551,000	4,128,000		36,679,000
Victims Compensation Services Pursuant to R.A. No. 7309	648,000	13,648,000	5,000,000	19,296,000

National Capital Region (NCR)	648,000	13,648,000	5,000,000	19,296,000

Central Office	648,000	13,648,000	5,000,000	19,296,000
LEGAL SERVICES PROGRAM	115,380,000	42,781,000	600,000	158,761,000

Rendition of Various Legal Services (with the Secretary of Justice as Attorney General)	115,380,000	33,664,000	600,000	149,644,000

National Capital Region (NCR)	115,380,000	33,664,000	600,000	149,644,000

Central Office	115,380,000	33,664,000	600,000	149,644,000
Attendance to the Negotiation and Implementation of Economic Agreements		9,117,000		9,117,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1233
DEPARTMENT OF JUSTICE

National Capital Region (NCR)		9,117,000		9,117,000

Central Office		9,117,000		9,117,000

Sub-total, Operations	7,446,868,000	939,820,000	385,276,000	8,771,964,000

Total, Regular Programs	8,572,220,000	1,993,409,000	1,416,569,000	11,982,198,000

PROJECT(S)
Locally-Funded Project(s)
One Stop Shop Assistance and Complaints Handling Program		19,948,000	2,000,000	21,948,000

National Capital Region (NCR)		19,948,000	2,000,000	21,948,000

Central Office		19,948,000	2,000,000	21,948,000
Criminal Code Committee		5,000,000		5,000,000

National Capital Region (NCR)		5,000,000		5,000,000

Central Office		5,000,000		5,000,000

National Justice Information System (NJIS)		20,007,000		20,007,000

National Capital Region (NCR)		20,007,000		20,007,000

Central Office		20,007,000		20,007,000
Philippine Anti-Illegal Drugs Strategy (PADS)		9,618,000		9,618,000

National Capital Region (NCR)		9,618,000		9,618,000

Central Office		9,618,000		9,618,000
Implementation of Administrative Order No. 35 (Inter-Agency Committee on Extra-Legal Killings, Enforced Disappearances, Torture and Other Grave Violations of the Right to Life, Liberty and Security of Persons)		28,985,000		28,985,000

National Capital Region (NCR)		28,985,000		28,985,000

Central Office		28,985,000		28,985,000
National Coordination Center Against Anti-Online Sexual Abuse or Exploitation of Children (OSAEC) and Anti-Child Sexual Abuse or Exploitation Materials (CSAEM)		69,022,000	42,542,000	111,564,000

National Capital Region (NCR)		69,022,000	42,542,000	111,564,000

Central Office		69,022,000	42,542,000	111,564,000

1234	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Refugees and Stateless Persons Protection Unit				23,425,000		4,900,000		28,325,000

National Capital Region (NCR)				23,425,000		4,900,000		28,325,000

Central Office				23,425,000		4,900,000		28,325,000

Sub-total, Locally-Funded Project(s)				176,005,000		49,442,000		225,447,000

Total, Project(s)				176,005,000		49,442,000		225,447,000

TOTAL NEW APPROPRIATIONS	₱	8,572,220,000	₱	2,169,414,000	₱	1,466,011,000	₱	12,207,645,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	6,105,452

Total Permanent Positions	6,105,452

Other Compensation Common to All
Personnel Economic Relief Allowance	136,008
Representation Allowance	307,110
Transportation Allowance	301,752
Clothing and Uniform Allowance	39,669
Honoraria	14,325
Mid-Year Bonus - Civilian	508,787
Year End Bonus	508,787
Cash Gift	28,335
Productivity Enhancement Incentive	28,335
Step Increment	15,263

Total Other Compensation Common to All	1,888,371

Other Compensation for Specific Groups
Inquest Allowance	60,936

Total Other Compensation for Specific Groups	60,936

Other Benefits
PAG-IBIG Contributions	13,600
PhilHealth Contributions	109,086
Employees Compensation Insurance Premiums	6,800
Retirement Gratuity	238,442
Loyalty Award - Civilian	4,855
Terminal Leave	90,725

JANUARY 5, 2026	OFFICIAL GAZETTE	1235
DEPARTMENT OF JUSTICE

Total Other Benefits	463,508

Non-Permanent Positions	53,953

Total Personnel Services	8,572,220

Maintenance and Other Operating Expenses
Travelling Expenses	70,491
Training and Scholarship Expenses	314,062
Supplies and Materials Expenses	159,863
Utility Expenses	87,520
Communication Expenses	174,255
Awards/Rewards and Prizes	1,000
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	729,946
Extraordinary and Miscellaneous Expenses	32,605
Professional Services	197,533
General Services	214,612
Repairs and Maintenance	8,151
Taxes, Insurance Premiums and Other Fees	4,132
Other Maintenance and Operating Expenses
Advertising Expenses	2,500
Printing and Publication Expenses	8,842
Representation Expenses	55,541
Transportation and Delivery Expenses	1,000
Rent/Lease Expenses	40,017
Subscription Expenses	63,256
Other Maintenance and Operating Expenses	4,088

Total Maintenance and Other Operating Expenses	2,169,414

Total Current Operating Expenditures	10,741,634

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	300,000
Machinery and Equipment Outlay	354,819
Transportation Equipment Outlay	31,325
Furniture, Fixtures and Books Outlay	27,367
Leased Assets	750,000
Intangible Assets Outlay	2,500

Total Capital Outlays	1,466,011

TOTAL NEW APPROPRIATIONS	12,207,645

B. BUREAU OF CORRECTIONS

For general administration and support, and operations, as indicated hereunder	₱	10,869,946,000

1236	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	1,483,390,000	₱	301,828,000	₱	463,794,000	₱	2,249,012,000
Operations		4,669,474,000		3,245,520,000		705,940,000		8,620,934,000

PRISONERS REHABILITATION PROGRAM				151,410,000				151,410,000
PRISONERS CUSTODY AND SAFEKEEPING PROGRAM		4,669,474,000		3,094,110,000		705,940,000		8,469,524,000

TOTAL NEW APPROPRIATIONS	₱	6,152,864,000	₱	3,547,348,000	₱	1,169,734,000	₱	10,869,946,000

Special Provision(s)

I. Revolving Fund for Agro-Industrial Products. The revolving fund constituted from the sale of agro-industrial products shall be used for: (i) payment of allowance to persons deprived of liberty (PDLs) working in agricultural or industrial projects at a rate of not less than Five Hundred Pesos (₱500) for each PDL per month; (ii) payment of additional subsistence and medicine allowances of PDLs in the National Penitentiary; and (iii) purchase of additional supplies and materials, farm tools, and equipment for the construction, maintenance, repair, and operations of agricultural or industrial projects and prison facilities. Any interest income earned shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292, s. 1987.

Disbursements or expenditures by the Bureau of Corrections (BuCor) in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate civil and criminal actions under existing laws.

2. Subsistence and Medicine Allowances of Persons Deprived of Liberty. The amounts appropriated herein shall cover the daily subsistence and medicine allowances at One Hundred Pesos (₱100) and Twenty Pesos (₱20), respectively, for fifty six thousand four hundred fifty four (56,454) assumed number of PDLs for the year.

In the provision for the needs of PDLs covered by the subsistence allowance, preference and priority shall be given to locally produced food and refreshments, or Philippine products consistent with Section 4 (f) of R.A. No. 6713 in relation to Section 2 (g) of R.A. No. 11981.

3. Quarters Privileges. Employees of the BuCor, COA, Philippine Postal Corporation, and public school teachers assigned at the New Bilibid Prison and Penal Colony Reservations, authorized to occupy or use existing quarters, shall shoulder the expenses for utilities, such as water, electricity, telephone, and similar charges.

4. Rice Subsidy. The amount of Fifty Seven Million Two Hundred Seventy Six Thousand Pesos (₱57,276,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the uniformed personnel of the BuCor.

5. Subsistence Allowance. The amount of Nine Hundred Thirty Million Five Hundred Nine Thousand Pesos (₱930,509,000) appropriated herein shall be used for the provision of subsistence allowance for uniformed personnel, equivalent to Three Hundred Fifty Pesos (₱350) per day effective 01 January 2026.

Implementation of this provision shall be subject to the guidelines to be issued consistent with E.O. No. 107, s. 2025.

6. Reporting and Posting Requirements. The BuCor shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) BuCor’s website.

The BuCor shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, roles, and regulations.

The date of notice to said agencies shall be considered the date of compliance with this requirement.

7. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

JANUARY 5, 2026	OFFICIAL GAZETTE	1237
DEPARTMENT OF JUSTICE

New Appropriations, by Programs/ Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	90,668,000	₱	301,828,000	₱	463,794,000	₱	856,290,000

National Capital Region (NCR)		90,668,000		301,828,000		463,794,000		856,290,000

New Bilibid Prison/Correctional Institute for Women		90,668,000		301,828,000		463,794,000		856,290,000
Administration of Personnel Benefits		1,392,722,000						1,392,722,000

National Capital Region (NCR)		1,392,722,000						1,392,722,000

New Bilibid Prison/Correctional Institute for Women		1,392,722,000						1,392,722,000

Sub-total, General Administration and Support		1,483,390,000		301,828,000		463,794,000		2,249,012,000

Operations
PRISONERS REHABILITATION PROGRAM				151,410,000				151,410,000

Implementation, Supervision and Evaluation of
Rehabilitation Programs for National Prisoners				135,692,000				135,692,000

National Capital Region (NCR)				85,691,000				85,691,000

New Bilibid Prison/Correctional Institute for Women				85,691,000				85,691,000
Region IVB - MIMAROPA				19,586,000				19,586,000

Iwahig Prison and Penal Farm				11,116,000				11,116,000
Sablayan Prison and Penal Farm				8,470,000				8,470,000
Region VIII - Eastern Visayas				7,120,000				7,120,000

Leyte Regional Prison				7,120,000				7,120,000
Region IX - Zamboanga Peninsula				8,614,000				8,614,000

San Ramon Prison and Penal Farm				8,614,000				8,614,000
Region XI - Davao				14,681,000				14,681,000

Davao Prison and Penal Farm				14,681,000				14,681,000
Operation and Implementation of
Agro-Industries Projects				15,718,000				15,718,000

National Capital Region (NCR)				8,498,000				8,498,000

New Bilibid Prison/Correctional Institute for Women				8,498,000				8,498,000
Region IVB - MIMAROPA				3,397,000				3,397,000

Iwahig Prison and Penal Farm				1,979,000				1,979,000
Sablayan Prison and Penal Farm				1,418,000				1,418,000

1238	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region IX - Zamboanga Peninsula				1,600,000				1,600,000

San Ramon Prison and Penal Farm				1,600,000				1,600,000
Region XI - Davao				2,223,000				2,223,000

Davao Prison and Penal Farm				2,223,000				2,223,000
PRISONERS CUSTODY AND SAFEKEEPING PROGRAM		4,669,474,000		3,094,110,000		705,940,000		8,469,524,000

Supervision, Control and Management of National Prisoners		4,669,474,000		3,094,110,000		705,940,000		8,469,524,000

National Capital Region (NCR)		4,632,521,000		1,739,369,000		17,910,000		6,389,800,000

New Bilibid Prison/Correctional Institute for Women		4,632,521,000		1,739,369,000		17,910,000		6,389,800,000
Region IVB - MIMAROPA		15,803,000		448,774,000		625,130,000		1,089,707,000

Iwahig Prison and Penal Farm		9,335,000		237,340,000		520,230,000		766,905,000
Sablayan Prison and Penal Farm		6,468,000		211,434,000		104,900,000		322,802,000
Region VIII - Eastern Visayas		5,903,000		190,303,000		4,800,000		201,006,000

Leyte Regional Prison		5,903,000		190,303,000		4,800,000		201,006,000
Region IX - Zamboanga Peninsula		6,189,000		241,258,000		5,300,000		252,747,000

San Ramon Prison and Penal Farm		6,189,000		241,258,000		5,300,000		252,747,000
Region XI - Davao		9,058,000		474,406,000		52,800,000		536,264,000

Davao Prison and Penal Farm		9,058,000		474,406,000		52,800,000		536,264,000

Sub-total, Operations		4,669,474,000		3,245,520,000		705,940,000		8,620,934,000

TOTAL NEW APPROPRIATIONS	₱	6,152,864,000	₱	3,547,348,000	₱	1,169,734,000	₱	10,869,946,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	97,337

Total Permanent Positions	97,337

Other Compensation Common to All
Personnel Economic Relief Allowance	5,664
Representation Allowance	900

JANUARY 5, 2026	OFFICIAL GAZETTE	1239
DEPARTMENT OF JUSTICE

Transportation Allowance	900
Clothing and Uniform Allowance	1,652
Mid-Year Bonus - Civilian	8,111
Year End Bonus	8,111
Cash Gift	1,180
Productivity Enhancement Incentive	1,180
Step Increment	244

Total Other Compensation Common to All	27,942

Other Compensation for Specific Groups
Other Personnel Benefits	2,604

Total Other Compensation for Specific Groups	2,604

Other Benefits
PAG-IBIG Contributions	566
PhilHealth Contributions	2,319
Employees Compensation Insurance Premiums	283
Loyalty Award - Civilian	10
Terminal Leave	2,084

Total Other Benefits	5,262

Military/Uniformed Personnel
Basic Pay
Base Pay	2,684,258
Creation of New Positions	301,982

Total Basic Pay	2,986,240

Other Compensation Common to All
Personnel Economic Relief Allowance	175,320
Clothing/Uniform Allowance	32,652
Subsistence Allowance	930,509
Laundry Allowance	2,686
Quarters Allowance	36,102
Longevity Pay	105,860
Mid-Year Bonus - Military/Uniformed Personnel	223,688
Year End Bonus	223,688
Cash Gift	36,525
Productivity Enhancement Incentive	36,525

Total Other Compensation Common to All	1,803,555

Other Compensation for Specific Groups
Hazard Duty Pay	47,337
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	1,074,620

Total Other Compensation for Specific Groups	1,121,957

1240	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Other Benefits
Special Group Term Insurance	526
PAG-IBIG Contributions	17,532
PhilHealth Contributions	67,107
Employees Compensation Insurance Premiums	8,766
Terminal Leave	14,036

Total Other Benefits	107,967

Total Personnel Services	6,152,864

Maintenance and Other Operating Expenses
Travelling Expenses	88,164
Training and Scholarship Expenses	8,939
Supplies and Materials Expenses	2,829,080
Utility Expenses	194,555
Communication Expenses	26,519
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	279
Professional Services	5,359
General Services	73,920
Repairs and Maintenance	153,866
Financial Assistance/Subsidy	64,750
Taxes, Insurance Premiums and Other Fees	1,251
Other Maintenance and Operating Expenses
Advertising Expenses	943
Printing and Publication Expenses	1,321
Representation Expenses	4,467
Rent/Lease Expenses	2,646
Membership Dues and Contributions to Organizations	166
Subscription Expenses	86,476
Donations	747
Other Maintenance and Operating Expenses	3,900

Total Maintenance and Other Operating Expenses	3,547,348

Total Current Operating Expenditures	9,700,212

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	676,080
Machinery and Equipment Outlay	458,654
Transportation Equipment Outlay	35,000

Total Capital Outlays	1,169,734

TOTAL NEW APPROPRIATIONS	10,869,946

C. BUREAU OF IMMIGRATION

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	4,514,163,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1241
DEPARTMENT OF JUSTICE

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	254,630,000	₱	862,929,000	₱		₱	1,117,559,000
Operations		1,279,114,000		271,297,000				1,550,411,000

BORDER CONTROL AND MANAGEMENT PROGRAM		1,279,114,000		271,297,000				1,550,411,000

Total, Regular Programs		1,533,744,000		1,134,226,000				2,667,970,000

B. PROJECT(S)
Locally-Funded Project(s)				1,148,651,000		697,542,000		1,846,193,000

Total, Project(s)				1,148,651,000		697,542,000		1,846,193,000

TOTAL NEW APPROPRIATIONS	₱	1,533,744,000	₱	2,282,877,000	₱	697,542,000	₱	4,514,163,000

Special Provision(s)

1. Immigration Fees and Collections. Express lane fees and charges collected by the Bureau of Immigration (BI) shall be deposited in a special trust fund account with a government bank to be used exclusively for the following purposes:

(a) Sixty four percent (64%) to augment the salaries of the BI’s organic personnel working beyond regular office hours;

(b) Twenty five percent (25%) for the salaries of the BI’s contractual personnel; and

(c) The remaining eleven percent (11%) shall be remitted to the National Treasury as income of the General Fund.

Travel expenses incurred by Filipino passengers who were deferred or denied boarding without a court order shall be charged from the balance of the special trust fund account. Implementation of this provision shall be subject to the guidelines that may be issued for the purpose. Failure to comply with the above requirements shall render any disbursement from said income void, and shall subject the erring officials and employees to disciplinary actions pursuant to Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate civil and criminal actions under existing laws.

2. Reporting and Posting Requirements. The BI shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) BI’s website.

The BI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

1242	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	229,682,000	₱	862,929,000	₱		₱	1,092,611,000
Administration of Personnel Benefits		24,948,000						24,948,000

Sub-total, General Administration and Support		254,630,000		862,929,000				1,117,559,000

Operations
BORDER CONTROL AND MANAGEMENT PROGRAM		1,279,114,000		271,297,000				1,550,411,000

Registration of Aliens		74,563,000		11,568,000				86,131,000
Immigration, Deportation and Other Related Activities		1,150,843,000		225,779,000				1,376,622,000
Intelligence and Security Services		53,708,000		33,950,000				87,658,000

Sub-total, Operations		1,279,114,000		271,297,000				1,550,411,000

Total, Regular Programs		1,533,744,000		1,134,226,000				2,667,970,000

PROJECT(S)
Locally - Funded Project(s)
Enhancement of Border Management Information System (BMIS)				1,148,651,000		697,542,000		1,846,193,000

Sub-total, Locally - Funded Project(s)				1,148,651,000		697,542,000		1,846,193,000

Total, Project(s)				1,148,651,000		697,542,000		1,846,193,000

TOTAL NEW APPROPRIATIONS	₱	1,533,744,000	₱	2,282,877,000	₱	697,542,000	₱	4,514,163,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,062,323

Total Permanent Positions	1,062,323

Other Compensation Common to All
Personnel Economic Relief Allowance	62,760
Representation Allowance	930
Transportation Allowance	930
Clothing and Uniform Allowance	18,305
Honoraria	849
Mid-Year Bonus - Civilian	88,526
Year End Bonus	88,526

JANUARY 5, 2026	OFFICIAL GAZETTE	1243
DEPARTMENT OF JUSTICE

Cash Gift	13,075
Productivity Enhancement Incentive	13,075
Step Increment	2,656

Total Other Compensation Common to All	289,632

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	533

Total Other Compensation for Specific Groups	533

Other Benefits
PAG-IBIG Contributions	6,276
PhilHealth Contributions	26,453
Employees Compensation Insurance Premiums	3,138
Loyalty Award - Civilian	1,610
Terminal Leave	24,948

Total Other Benefits	62,425

Non-Permanent Positions	118,831

Total Personnel Services	1,533,744

Maintenance and Other Operating Expenses
Travelling Expenses	132,259
Training and Scholarship Expenses	28,011
Supplies and Materials Expenses	851,942
Utility Expenses	90,576
Communication Expenses	195,063
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	20,000
Extraordinary and Miscellaneous Expenses	324
Professional Services	161,525
General Services	137,003
Repairs and Maintenance	24,329
Taxes, Insurance Premiums and Other Fees	1,808
Other Maintenance and Operating Expenses
Advertising Expenses	2,275
Printing and Publication Expenses	2,605
Representation Expenses	362,274
Transportation and Delivery Expenses	5,438
Rent/Lease Expenses	73,706
Membership Dues and Contributions to Organizations	361
Subscription Expenses	183,378
Other Maintenance and Operating Expenses	10,000

Total Maintenance and Other Operating Expenses	2,282,877

Total Current Operating Expenditures	3,816,621

1244	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	697,542

Total Capital Outlays	697,542

TOTAL NEW APPROPRIATIONS	4,514,163

D. LAND REGISTRATION AUTHORITY

For general administration and support, support to operations, and operations, as indicated hereunder	₱	1,361,033,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	169,061,000	₱			₱	169,061,000
Support to Operations		53,607,000					53,607,000
Operations		1,045,586,000		92,779,000			1,138,365,000

LAND TITLING AND REGISTRATION PROGRAM		1,045,586,000		92,779,000			1,138,365,000

TOTAL NEW APPROPRIATIONS	₱	1,268,254,000	₱	92,779,000		₱	1,361,033,000

Special Provision(s)

1. Land Registration Fees and Collections. In addition to the amounts appropriated herein, One Billion One Hundred Fifty Three Million Eight Hundred Fourteen Thousand Pesos (₱1,153,814,000) shall be used for MOOE and Two Hundred Sixty Seven Million Four Hundred Seventy Nine Thousand Pesos (₱267,479,000) for Capital Outlay requirements of the Land Registration Authority (LRA), sourced from twenty percent (20%) of the land registration fees or collections in accordance with Section 111 of P.D. No. 1529.

Implementation of this provision shall be subject to judicious fiscal programming by the National Government.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Comprehensive Agrarian Reform Program. The amount of One Hundred Ninety Four Million Two Hundred Thirty Five Thousand Pesos (₱194,235,000) appropriated herein shall be used for the registration requirements of Land Acquisition and Distribution under the Comprehensive Agrarian Reform Program.

3. Reporting and Posting Requirements. The LRA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) LRA’s website.

The LRA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

JANUARY 5, 2026	OFFICIAL GAZETTE	1245
DEPARTMENT OF JUSTICE

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	125,746,000	₱			₱	125,746,000
Administration of Personnel Benefits		43,315,000					43,315,000

Sub-total, General Administration and Support		169,061,000					169,061,000

Support to Operations
Statistical Services		9,392,000					9,392,000
Information Systems Development and Maintenance		16,633,000					16,633,000
Legal Services		27,582,000					27,582,000

Sub-total, Support to Operations		53,607,000					53,607,000

Operations
LAND TITLING AND REGISTRATION PROGRAM		1,045,586,000		92,779,000			1,138,365,000

Issuance of Registration Decrees and Certificates of Title		355,779,000					355,779,000
Registration of Voluntary and Involuntary Deeds/
Instruments		588,351,000					588,351,000
Registration of CLOAs and Other Land Patents
Pursuant to the Comprehensive Agrarian Reform Program		101,456,000		92,779,000			194,235,000

Sub-total, Operations		1,045,586,000		92,779,000			1,138,365,000

TOTAL NEW APPROPRIATIONS	₱	1,268,254,000	₱	92,779,000		₱	1,361,033,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	846,479

Total Permanent Positions	846,479

1246	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Other Compensation Common to All
Personnel Economic Relief Allowance	49,392
Representation Allowance	8,646
Transportation Allowance	8,646
Clothing and Uniform Allowance	14,406
Honoraria	1,292
Mid-Year Bonus - Civilian	70,540
Year End Bonus	70,540
Cash Gift	10,290
Productivity Enhancement Incentive	10,290
Step Increment	2,116

Total Other Compensation Common to All	246,158

Other Compensation for Specific Groups
Longevity Pay	1,189

Total Other Compensation for Specific Groups	1,189

Other Benefits
PAG-IBIG Contributions	4,939
PhilHealth Contributions	20,604
Employees Compensation Insurance Premiums	2,469
Loyalty Award - Civilian	1,645
Terminal Leave	43,315

Total Other Benefits	72,972

Non-Permanent Positions	101,456

Total Personnel Services	1,268,254

Maintenance and Other Operating Expenses
Travelling Expenses	846
Training and Scholarship Expenses	192
Supplies and Materials Expenses	2,847
Utility Expenses	1,269
Communication Expenses	2,076
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	57
General Services	1,488
Repairs and Maintenance	419
Taxes, Insurance Premiums and Other Fees	82,015
Other Maintenance and Operating Expenses
Rent/Lease Expenses	294
Other Maintenance and Operating Expenses	1,276

Total Maintenance and Other Operating Expenses	92,779

Total Current Operating Expenditures	1,361,033

TOTAL NEW APPROPRIATIONS	1,361,033

JANUARY 5, 2026	OFFICIAL GAZETTE	1247
DEPARTMENT OF JUSTICE

E. NATIONAL BUREAU OF INVESTIGATION

For general administration and support, and operations, as indicated hereunder	₱	3,791,376,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	228,315,000	₱	973,559,000	₱	696,400,000	₱	1,898,274,000
Operations		1,035,559,000		395,024,000		462,519,000		1,893,102,000

CRIME DETECTION AND INVESTIGATION PROGRAM		1,035,559,000		395,024,000		462,519,000		1,893,102,000

TOTAL NEW APPROPRIATIONS	₱	1,263,874,000	₱	1,368,583,000	₱	1,158,919,000	₱	3,791,376,000

Special Provision(s)

1. Trust Receipts from Clearance and Other Fees. Thirty percent (30%) of its annual collections but not to exceed One Hundred Fifty Million Pesos (₱150,000,000) sourced from clearance and other fees collected by the National Bureau of Investigation (NBI) shall be used for its modernization and to augment its MOOE and Capital Outlay requirements in accordance with Section 12 of R.A. No. 10867. Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

2. Hazard Pay. The following may be granted Hazard Pay pursuant to R.A. No. 10867 in an amount not exceeding Four Thousand Pesos (₱4,000) per month:

(a) Investigation Agents and Special Investigators from the Investigation Service, Intelligence Service, Regional Operation Service, and other related units/offices of the NBI who are involved in the actual conduct of investigation of crimes and other offenses; and

(b) NBI Directors who are involved or participating in the actual conduct of investigation operations and other related activities.

The Hazard Pay may be granted only during the period of actual conduct of investigation of crimes and other offenses and assignment to investigation operations and other related activities of the foregoing qualified personnel which expose them to great dangers or risks.

3. Reporting and Posting Requirements. The NBI shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) NBI’s website.

The NBI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	178,491,000	₱	973,559,000	₱	696,400,000	₱	1,848,450,000

1248	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Administration of Personnel Benefits		49,824,000						49,824,000

Sub-total, General Administration and Support		228,315,000		973,559,000		696,400,000		1,898,274,000

Operations
CRIME DETECTION AND INVESTIGATION PROGRAM		1,035,559,000		395,024,000		462,519,000		1,893,102,000

Investigation and Detection of Crimes and Other Related Activities		848,856,000		151,131,000		369,629,000		1,369,616,000
Scientific Criminal Investigation Services		110,485,000		46,568,000		70,790,000		227,843,000
Criminal Records Management and Modernization Activities		76,218,000		197,325,000		22,100,000		295,643,000

Sub-total, Operations		1,035,559,000		395,024,000		462,519,000		1,893,102,000

TOTAL NEW APPROPRIATIONS	₱	1,263,874,000	₱	1,368,583,000	₱	1,158,919,000	₱	3,791,376,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	891,697

Total Permanent Positions	891,697

Other Compensation Common to All
Personnel Economic Relief Allowance	31,104
Representation Allowance	14,694
Transportation Allowance	14,580
Clothing and Uniform Allowance	9,072
Mid-Year Bonus - Civilian	74,307
Year End Bonus	74,307
Cash Gift	6,480
Productivity Enhancement Incentive	6,480
Step Increment	2,229

Total Other Compensation Common to All	233,253

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	10,558
Hazard Pay	28,464
Anniversary Bonus - Civilian	4,077

Total Other Compensation for Specific Groups	43,099

JANUARY 5, 2026	OFFICIAL GAZETTE	1249
DEPARTMENT OF JUSTICE

Other Benefits
PAG-IBIG Contributions	3,110
PhilHealth Contributions	21,099
Employees Compensation Insurance Premiums	1,555
Loyalty Award - Civilian	655
Terminal Leave	49,824

Total Other Benefits	76,243

Non-Permanent Positions	19,582

Total Personnel Services	1,263,874

Maintenance and Other Operating Expenses
Travelling Expenses	28,322
Training and Scholarship Expenses	97,908
Supplies and Materials Expenses	153,686
Utility Expenses	84,698
Communication Expenses	53,493
Awards/Rewards and Prizes	173
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	300,400
Extraordinary and Miscellaneous Expenses	3,457
Professional Services	88,845
General Services	7,759
Repairs and Maintenance	29,685
Financial Assistance/Subsidy	84
Taxes, Insurance Premiums and Other Fees	2,862
Other Maintenance and Operating Expenses
Advertising Expenses	651
Printing and Publication Expenses	671
Representation Expenses	773
Transportation and Delivery Expenses	1,654
Rent/Lease Expenses	392,625
Membership Dues and Contributions to Organizations	212
Subscription Expenses	120,034
Other Maintenance and Operating Expenses	591

Total Maintenance and Other Operating Expenses	1,368,583

Total Current Operating Expenditures	2,632,457

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	10,000
Buildings and Other Structures	802,400
Machinery and Equipment Outlay	310,344
Transportation Equipment Outlay	30,400
Furniture, Fixtures and Books Outlay	5,775

Total Capital Outlays	1,158,919

TOTAL NEW APPROPRIATIONS	3,791,376

1250	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

F. OFFICE FOR ALTERNATIVE DISPUTE RESOLUTION

For general administration and support, and operations, as indicated hereunder	₱	160,581,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	22,731,000	₱	48,520,000	₱	3,625,000	₱	74,876,000
Operations		36,771,000		45,134,000		3,800,000		85,705,000

ADR ADVOCACY AND DEVELOPMENT PROGRAM		36,771,000		45,134,000		3,800,000		85,705,000

TOTAL NEW APPROPRIATIONS	₱	59,502,000	₱	93,654,000	₱	7,425,000	₱	160,581,000

Special Provision(s)

1. Reporting and Posting Requirements. The Office for Alternative Dispute Resolution (OADR) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) OADR’s website.

The OADR shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	22,731,000	₱	48,520,000	₱	3,625,000	₱	74,876,000

Sub-total, General Administration and Support		22,731,000		48,520,000		3,625,000		74,876,000

Operations
ADR ADVOCACY AND DEVELOPMENT PROGRAM		36,771,000		45,134,000		3,800,000		85,705,000

ADR Advocacy and Development Services for the Public and Private Sectors		36,771,000		45,134,000		3,800,000		85,705,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1251
DEPARTMENT OF JUSTICE

Sub-total, Operations		36,771,000		45,134,000		3,800,000		85,705,000

TOTAL NEW APPROPRIATIONS	₱	59,502,000	₱	93,654,000	₱	7,425,000	₱	160,581,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	46,179

Total Permanent Positions	46,179

Other Compensation Common to All
Personnel Economic Relief Allowance	1,464
Representation Allowance	858
Transportation Allowance	858
Clothing and Uniform Allowance	427
Mid-Year Bonus - Civilian	3,848
Year End Bonus	3,848
Cash Gift	305
Productivity Enhancement Incentive	305
Step Increment	116

Total Other Compensation Common to All	12,029

Other Benefits
PAG-IBIG Contributions	147
PhilHealth Contributions	1,059
Employees Compensation Insurance Premiums	73
Loyalty Award - Civilian	15

Total Other Benefits	1,294

Total Personnel Services	59,502

Maintenance and Other Operating Expenses
Travelling Expenses	5,582
Training and Scholarship Expenses	23,891
Supplies and Materials Expenses	5,973
Utility Expenses	2,200
Communication Expenses	2,074
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	370
Professional Services	13,039
General Services	1,400
Repairs and Maintenance	550

1252	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Taxes, Insurance Premiums and Other Fees	410
Other Maintenance and Operating Expenses
Advertising Expenses	9,600
Printing and Publication Expenses	1,050
Representation Expenses	2,500
Transportation and Delivery Expenses	50
Rent/Lease Expenses	19,254
Membership Dues and Contributions to Organizations	45
Subscription Expenses	5,666

Total Maintenance and Other Operating Expenses	93,654

Total Current Operating Expenditures	153,156

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	5,625
Transportation Equipment Outlay	1,800

Total Capital Outlays	7,425

TOTAL NEW APPROPRIATIONS	160,581

G. OFFICE OF THE GOVERNMENT CORPORATE COUNSEL

For general administration and support, and operations, as indicated hereunder	₱	304,017,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	62,477,000	₱	69,763,000	₱	8,744,000	₱	140,984,000
Operations		145,150,000		17,883,000				163,033,000

LEGAL SERVICES FOR GOVERNMENT CORPORATIONS PROGRAM		145,150,000		17,883,000				163,033,000

TOTAL NEW APPROPRIATIONS	₱	207,627,000	₱	87,646,000	₱	8,744,000	₱	304,017,000

Special Provision(s)

1. Assessments Levied by the Office of the Government Corporate Counsel. Fees collected by the Office of the Government Corporate Counsel (OGCC) from client GOCCs in accordance with Section 4 of P.D. No. 1415 shall be deposited with the National Treasury as income of the General Fund in accordance with Section 44, Chapter 5, Book VI of E.O. No. 292, s. 1987.

Failure to comply with the above requirement shall render any disbursement from said income void, and shall subject the erring officials and employees to disciplinary actions pursuant to Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate civil and criminal actions under existing laws.

JANUARY 5, 2026	OFFICIAL GAZETTE	1253
DEPARTMENT OF JUSTICE

2. Reporting and Posting Requirements. The OGCC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) OGCC’s website.

The OGCC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	62,199,000	₱	69,763,000	₱	8,744,000	₱	140,706,000
Administration of Personnel Benefits		278,000						278,000

Sub-total, General Administration and Support		62,477,000		69,763,000		8,744,000		140,984,000

Operations
LEGAL SERVICES FOR GOVERNMENT CORPORATIONS PROGRAM		145,150,000		17,883,000				163,033,000

Legal Services to GOCCs		145,150,000		17,883,000				163,033,000

Sub-total, Operations		145,150,000		17,883,000				163,033,000

TOTAL NEW APPROPRIATIONS	₱	207,627,000	₱	87,646,000	₱	8,744,000	₱	304,017,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	145,258

Total Permanent Positions	145,258

Other Compensation Common to All
Personnel Economic Relief Allowance	3,216
Representation Allowance	7,458

1254	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Transportation Allowance	7,458
Clothing and Uniform Allowance	938
Mid-Year Bonus - Civilian	12,105
Year End Bonus	12,105
Cash Gift	670
Productivity Enhancement Incentive	670
Step Increment	363

Total Other Compensation Common to All	44,983

Other Compensation for Specific Groups
Longevity Pay	3,284

Total Other Compensation for Specific Groups	3,284

Other Benefits
PAG-IBIG Contributions	322
PhilHealth Contributions	2,567
Employees Compensation Insurance Premiums	160
Loyalty Award - Civilian	30
Terminal Leave	278

Total Other Benefits	3,357

Non-Permanent Positions	10,745

Total Personnel Services	207,627

Maintenance and Other Operating Expenses
Travelling Expenses	516
Training and Scholarship Expenses	12,680
Supplies and Materials Expenses	12,424
Utility Expenses	4,340
Communication Expenses	8,249
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,848
Professional Services	16,757
General Services	1,140
Repairs and Maintenance	400
Taxes, Insurance Premiums and Other Fees	450
Other Maintenance and Operating Expenses
Printing and Publication Expenses	150
Representation Expenses	1,056
Rent/Lease Expenses	19,510
Subscription Expenses	8,000
Other Maintenance and Operating Expenses	126

Total Maintenance and Other Operating Expenses	87,646

Total Current Operating Expenditures	295,273

JANUARY 5, 2026	OFFICIAL GAZETTE	1255
DEPARTMENT OF JUSTICE

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,244
Transportation Equipment Outlay	7,500

Total Capital Outlays	8,744

TOTAL NEW APPROPRIATIONS	304,017

H. OFFICE OF THE SOLICITOR GENERAL

For general administration and support, and operations, as indicated hereunder	₱	1,694,826,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	201,914,000	₱	264,204,000	₱	67,108,000	₱	533,226,000
Operations		918,731,000		242,869,000				1,161,600,000

LEGAL SERVICES FOR NATIONAL GOVERNMENT AGENCIES PROGRAM		918,731,000		242,869,000				1,161,600,000

TOTAL NEW APPROPRIATIONS	₱	1,120,645,000	₱	507,073,000	₱	67,108,000	₱	1,694,826,000

Special Provision(s)

1. Income from Collections of the Office of the Solicitor General. In addition to the amounts appropriated herein, the following amounts from the collections of the Office of the Solicitor General (OSG) shall be constituted as a Trust Fund pursuant to Section 11 of R.A. No. 9417:

(a) Five percent (5%) of monetary awards by the courts to client department, agencies and instrumentalities of the government, including court-approved compromise agreements;

(b) Fifty percent (50%) of fees collected by the Special Committee on Naturalization; and

(c) All other income, fees and revenues earned and collected by the OSG.

Said Trust Fund shall be used for the implementation of R.A. No. 9417, including those for health care services, insurance premiums, professional, educational, registration fees, contracted transportation benefits, and other benefits stated under R.A. No. 9417, and its IRR, subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

In no case shall the trust fund be used for the payment of special allowance which had already been fully integrated in the salaries of entitled personnel.

2. Operating Requirements of the Special Committee on Naturalization. In addition to the amounts appropriated herein, Thirty Thousand Pesos (P30,000) shall be used to augment the operating requirements of the Special Committee on Naturalization sourced from fifty percent (50%) of the collections made in accordance with Section 1 of P.D. No. 736.

Implementation of this provision shall be subject to judicious fiscal programming by the National Government.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

3. Reporting and Posting Requirements. The OSG shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) OSG’s website.

The OSG shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

1256	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	159,661,000	₱	264,204,000	₱	67,108,000	₱	490,973,000
Administration of Personnel Benefits		42,253,000						42,253,000

Sub-total, General Administration and Support		201,914,000		264,204,000		67,108,000		533,226,000

Operations
LEGAL SERVICES FOR NATIONAL GOVERNMENT AGENCIES PROGRAM		918,731,000		242,869,000				1,161,600,000

Legal Services to the Government, its Offices and Agencies		918,731,000		242,869,000				1,161,600,000

Sub-total, Operations		918,731,000		242,869,000				1,161,600,000

TOTAL NEW APPROPRIATIONS	₱	1,120,645,000	₱	507,073,000	₱	67,108,000	₱	1,694,826,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	822,747

Total Permanent Positions	822,747

Other Compensation Common to All
Personnel Economic Relief Allowance	19,608
Representation Allowance	28,434
Transportation Allowance	28,434
Clothing and Uniform Allowance	5,719
Mid-Year Bonus - Civilian	68,562
Year End Bonus	68,562
Cash Gift	4,085

JANUARY 5, 2026	OFFICIAL GAZETTE	1257
DEPARTMENT OF JUSTICE

Productivity Enhancement Incentive	4,085
Step Increment	2,057

Total Other Compensation Common to All	229,546

Other Compensation for Specific Groups
Longevity Pay	4,630
Anniversary Bonus - Civilian	2,427

Total Other Compensation for Specific Groups	7,057

Other Benefits
PAG-IBIG Contributions	1,960
PhilHealth Contributions	15,517
Employees Compensation Insurance Premiums	980
Retirement Gratuity	33,190
Loyalty Award - Civilian	585
Terminal Leave	9,063

Total Other Benefits	61,295

Total Personnel Services	1,120,645

Maintenance and Other Operating Expenses
Travelling Expenses	35,263
Training and Scholarship Expenses	27,663
Supplies and Materials Expenses	24,841
Utility Expenses	22,438
Communication Expenses	36,932
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	19,200
Extraordinary and Miscellaneous Expenses	6,836
Professional Services	1,910
General Services	26,687
Repairs and Maintenance	25,639
Taxes, Insurance Premiums and Other Fees	3,855
Other Maintenance and Operating Expenses
Printing and Publication Expenses	843
Representation Expenses	200
Transportation and Delivery Expenses	900
Rent/Lease Expenses	212,109
Subscription Expenses	43,711
Other Maintenance and Operating Expenses	18,046

Total Maintenance and Other Operating Expenses	507,073

Total Current Operating Expenditures	1,627,718

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	40,380
Transportation Equipment Outlay	19,225
Intangible Assets Outlay	7,503

1258	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Total Capital Outlays	67,108

TOTAL NEW APPROPRIATIONS	1,694,826

I. PAROLE AND PROBATION ADMINISTRATION

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	1,226,908,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	79,088,000	₱	119,313,000	₱	48,872,000	₱	247,273,000
Operations		760,874,000		180,578,000		12,508,000		953,960,000

PAROLE AND PROBATION PROGRAM		760,874,000		180,578,000		12,508,000		953,960,000

Total, Programs		839,962,000		299,891,000		61,380,000		1,201,233,000

B. PROJECT(S)
Locally-Funded Project(s)				25,675,000				25,675,000

Total, Project(s)				25,675,000				25,675,000

TOTAL NEW APPROPRIATIONS	₱	839,962,000	₱	325,566,000	₱	61,380,000	₱	1,226,908,000

Special Provision(s)

1. Reporting and Posting Requirements. The Parole and Probation Administration (PPA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) PPA’s website.

The PPA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 5, 2026	OFFICIAL GAZETTE	1259
DEPARTMENT OF JUSTICE

REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	64,549,000	₱	119,313,000	₱	48,872,000	₱	232,734,000

National Capital Region (NCR)		64,549,000		119,313,000		48,872,000		232,734,000

Central Office		64,549,000		119,313,000		48,872,000		232,734,000
Administration of Personnel Benefits		14,539,000						14,539,000

National Capital Region (NCR)		14,539,000						14,539,000

Central Office		14,539,000						14,539,000

Sub-total, General Administration and Support		79,088,000		119,313,000		48,872,000		247,273,000

Operations
PAROLE AND PROBATION PROGRAM		760,874,000		180,578,000		12,508,000		953,960,000

Administration of the Parole and Probation System		760,874,000		180,578,000		12,508,000		953,960,000

National Capital Region (NCR)		86,197,000		19,816,000		1,800,000		107,813,000

Regional Office - NCR		86,197,000		19,816,000		1,800,000		107,813,000
Region I - Ilocos		47,017,000		9,577,000				56,594,000

Regional Office - I		47,017,000		9,577,000				56,594,000
Cordillera Administrative Region (CAR)		26,471,000		5,617,000				32,088,000

Regional Office - CAR		26,471,000		5,617,000				32,088,000
Region II - Cagayan Valley		34,164,000		6,565,000				40,729,000

Regional Office - II		34,164,000		6,565,000				40,729,000
Region III - Central Luzon		60,866,000		15,892,000				76,758,000

Regional Office - III		60,866,000		15,892,000				76,758,000
Region IVA - CALABARZON		72,968,000		14,682,000				87,650,000

Regional Office - IVA		72,968,000		14,682,000				87,650,000
Region IVB - MIMAROPA		29,495,000		7,193,000		1,800,000		38,488,000

Regional Office - IVB		29,495,000		7,193,000		1,800,000		38,488,000
Region V - Bicol		45,885,000		8,642,000				54,527,000

Regional Office - V		45,885,000		8,642,000				54,527,000

1260	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region VI - Western Visayas		56,642,000		15,348,000				71,990,000

Regional Office - VI		56,642,000		15,348,000				71,990,000
Negros Island Region (NIR)				7,123,000		374,000		7,497,000

Regional Office - NIR				7,123,000		374,000		7,497,000
Region VII - Central Visayas		76,046,000		20,227,000				96,273,000

Regional Office - VII		76,046,000		20,227,000				96,273,000
Region VIII - Eastern Visayas		53,021,000		7,611,000		1,800,000		62,432,000

Regional Office - VIII		53,021,000		7,611,000		1,800,000		62,432,000
Region IX - Zamboanga Peninsula		33,173,000		7,934,000		3,134,000		44,241,000

Regional Office - IX		33,173,000		7,934,000		3,134,000		44,241,000
Region X - Northern Mindanao		38,683,000		8,985,000		1,800,000		49,468,000

Regional Office - X		38,683,000		8,985,000		1,800,000		49,468,000
Region XI - Davao		50,623,000		9,935,000				60,558,000

Regional Office - XI		50,623,000		9,935,000				60,558,000
Region XII - SOCCSKSARGEN		19,619,000		8,783,000				28,402,000

Regional Office - XII		19,619,000		8,783,000				28,402,000
Region XIII - Caraga		30,004,000		6,648,000		1,800,000		38,452,000

Regional Office - XIII		30,004,000		6,648,000		1,800,000		38,452,000

Sub-total, Operations		760,874,000		180,578,000		12,508,000		953,960,000

Total, Regular Programs		839,962,000		299,891,000		61,380,000		1,201,233,000

PROJECT(S)
Locally - Funded Project(s)
Philippine Anti-Illegal Drugs Strategy				25,675,000				25,675,000

National Capital Region (NCR)				25,675,000				25,675,000

Central Office				25,675,000				25,675,000

Sub-total, Locally-Funded Project(s)				25,675,000				25,675,000

Total, Project(s)				25,675,000				25,675,000

TOTAL NEW APPROPRIATIONS	₱	839,962,000	₱	325,566,000	₱	61,380,000	₱	1,226,908,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1261
DEPARTMENT OF JUSTICE

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	614,381

Total Permanent Positions	614,381

Other Compensation Common to All
Personnel Economic Relief Allowance	22,632
Representation Allowance	13,086
Transportation Allowance	13,086
Clothing and Uniform Allowance	6,601
Honoraria	2,200
Mid-Year Bonus - Civilian	51,198
Year End Bonus	51,198
Cash Gift	4,715
Productivity Enhancement Incentive	4,715
Step Increment	1,535

Total Other Compensation Common to All	170,966

Other Compensation for Specific Groups
Magna Carta for Public Social Workers	18,040
Anniversary Bonus - Civilian	2,796

Total Other Compensation for Specific Groups	20,836

Other Benefits
PAG-IBIG Contributions	2,264
PhilHealth Contributions	14,938
Employees Compensation Insurance Premiums	1,133
Loyalty Award - Civilian	905
Terminal Leave	14,539

Total Other Benefits	33,779

Total Personnel Services	839,962

Maintenance and Other Operating Expenses
Travelling Expenses	30,067
Training and Scholarship Expenses	65,348
Supplies and Materials Expenses	61,683
Utility Expenses	11,841
Communication Expenses	38,902
Survey, Research, Exploration and Development Expenses	1,000

1262	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,218
Professional Services	56,400
General Services	11,609
Repairs and Maintenance	4,330
Taxes, Insurance Premiums and Other Fees	701
Other Maintenance and Operating Expenses
Advertising Expenses	30
Printing and Publication Expenses	1,111
Representation Expenses	1,155
Rent/Lease Expenses	10,622
Membership Dues and Contributions to Organizations	1
Subscription Expenses	28,548

Total Maintenance and Other Operating Expenses	325,566

Total Current Operating Expenditures	1,165,528

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	50,327
Transportation Equipment Outlay	9,000
Furniture, Fixtures and Books Outlay	2,053

Total Capital Outlays	61,380

TOTAL NEW APPROPRIATIONS	1,226,908

J. PRESIDENTIAL COMMISSION ON GOOD GOVERNMENT

For general administration and support, and operations, as indicated hereunder	₱	275,252,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	90,748,000	₱	89,097,000	₱	1,347,000	₱	181,192,000
Operations		63,089,000		23,571,000		7,400,000		94,060,000

ILL-GOTTEN WEALTH RECOVERY AND ADMINISTRATION PROGRAM		63,089,000		23,571,000		7,400,000		94,060,000

TOTAL NEW APPROPRIATIONS	₱	153,837,000	₱	112,668,000	₱	8,747,000	₱	275,252,000

Special Provision(s)

1. Use and Recording of Proceeds. All proceeds realized from the sale or administration of assets by the Presidential Commission on Good Government (PCGG) shall be deposited with the National Treasury: Provided , That not more than ten percent (10%) of such proceeds shall be used for the payment of lawful claims, which include recovery expenses, selling expenses, custodianship and other related costs attributable to the sold or administered assets.

JANUARY 5, 2026	OFFICIAL GAZETTE	1263
DEPARTMENT OF JUSTICE

In no case shall the proceeds be used for payment of salaries, allowances, and other benefits of PCGG officials and employees.

Implementation of this provision shall be subject to judicious fiscal programming by the National Government.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Reporting and Posting Requirements. The PCGG shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) PCGG’s website.

The PCGG shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	88,959,000	₱	89,097,000	₱	1,347,000	₱	179,403,000
Administration of Personnel Benefits		1,789,000						1,789,000

Sub-total, General Administration and Support		90,748,000		89,097,000		1,347,000		181,192,000

Operations
ILL-GOTTEN WEALTH RECOVERY AND ADMINISTRATION PROGRAM		63,089,000		23,571,000		7,400,000		94,060,000

Recovery of Ill-gotten Wealth		63,089,000		23,571,000		7,400,000		94,060,000

Sub-total, Operations		63,089,000		23,571,000		7,400,000		94,060,000

TOTAL NEW APPROPRIATIONS	₱	153,837,000	₱	112,668,000	₱	8,747,000	₱	275,252,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	88,909

Total Permanent Positions	88,909

1264	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Other Compensation Common to All
Personnel Economic Relief Allowance	2,640
Representation Allowance	2,034
Transportation Allowance	2,034
Clothing and Uniform Allowance	770
Honoraria	600
Mid-Year Bonus - Civilian	7,409
Year End Bonus	7,409
Cash Gift	550
Productivity Enhancement Incentive	550
Step Increment	223

Total Other Compensation Common to All	24,219

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	519

Total Other Compensation for Specific Groups	519

Other Benefits
PAG-IBIG Contributions	264
PhilHealth Contributions	1,895
Employees Compensation Insurance Premiums	132
Loyalty Award - Civilian	70
Terminal Leave	1,789

Total Other Benefits	4,150

Non-Permanent Positions	36,040

Total Personnel Services	153,837

Maintenance and Other Operating Expenses
Travelling Expenses	1,473
Training and Scholarship Expenses	2,305
Supplies and Materials Expenses	18,503
Utility Expenses	6,133
Communication Expenses	3,821
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,990
Professional Services	11,245
General Services	9,377
Repairs and Maintenance	6,651
Taxes, Insurance Premiums and Other Fees	1,602
Other Maintenance and Operating Expenses
Advertising Expenses	168
Printing and Publication Expenses	41
Representation Expenses	612
Transportation and Delivery Expenses	2,034
Rent/Lease Expenses	44,661
Subscription Expenses	1,716
Other Maintenance and Operating Expenses	336

Total Maintenance and Other Operating Expenses	112,668

JANUARY 5, 2026	OFFICIAL GAZETTE	1265
DEPARTMENT OF JUSTICE

Total Current Operating Expenditures	266,505
Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,347
Transportation Equipment Outlay	7,400

Total Capital Outlays	8,747

TOTAL NEW APPROPRIATIONS	275,252

K. PUBLIC ATTORNEY’S OFFICE

For general administration and support, and operations, as indicated hereunder	₱	6,414,778,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	663,619,000	₱	26,468,000		14,800,000	₱	704,887,000
Operations		5,543,529,000		160,704,000		5,658,000		5,709,891,000

PUBLIC LEGAL ASSISTANCE PROGRAM		5,543,529,000		160,704,000		5,658,000		5,709,891,000

TOTAL NEW APPROPRIATIONS	₱	6,207,148,000	₱	187,172,000	₱	20,458,000	₱	6,414,778,000

Special Provision(s)

1. Reporting and Posting Requirements. The Public Attorney’s Office (PAO) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) PAO’s website.

The PAO shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

1266	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	627,215,000	₱	26,468,000		14,800,000	₱	668,483,000
Administration of Personnel Benefits		36,404,000						36,404,000

Sub-total, General Administration and Support		663,619,000		26,468,000		14,800,000		704,887,000

Operations
PUBLIC LEGAL ASSISTANCE PROGRAM		5,543,529,000		160,704,000		5,658,000		5,709,891,000

Provision of Free Legal Services to Indigents and Other Qualified Persons in Criminal, Civil, Labor, Administrative and Other Quasi-Judicial Cases		5,543,529,000		160,704,000		5,658,000		5,709,891,000

Sub-total, Operations		5,543,529,000		160,704,000		5,658,000		5,709,891,000

TOTAL NEW APPROPRIATIONS	₱	6,207,148,000	₱	187,172,000	₱	20,458,000	₱	6,414,778,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	4,573,684

Total Permanent Positions	4,573,684

Other Compensation Common to All
Personnel Economic Relief Allowance	88,968
Representation Allowance	250,482
Transportation Allowance	250,482
Clothing and Uniform Allowance	25,949
Mid-Year Bonus - Civilian	381,140
Year End Bonus	381,140
Cash Gift	18,535
Productivity Enhancement Incentive	18,535
Step Increment	11,434

Total Other Compensation Common to All	1,426,665

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,252
Allowance of PAO Lawyers and Employees Assigned in Night Courts	576
Inquest Allowance	64,392

Total Other Compensation for Specific Groups	66,220

JANUARY 5, 2026	OFFICIAL GAZETTE	1267
DEPARTMENT OF JUSTICE

Other Benefits
PAG-IBIG Contributions	8,897
PhilHealth Contributions	87,764
Employees Compensation Insurance Premiums	4,449
Retirement Gratuity	22,024
Loyalty Award - Civilian	3,065
Terminal Leave	14,380

Total Other Benefits	140,579

Total Personnel Services	6,207,148

Maintenance and Other Operating Expenses
Travelling Expenses	8,775
Training and Scholarship Expenses	12,312
Supplies and Materials Expenses	109,705
Utility Expenses	13,686
Communication Expenses	8,824
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,910
Professional Services	1,484
General Services	5,784
Repairs and Maintenance	2,150
Taxes, Insurance Premiums and Other Fees	650
Other Maintenance and Operating Expenses
Advertising Expenses	134
Printing and Publication Expenses	474
Representation Expenses	2,674
Transportation and Delivery Expenses	950
Rent/Lease Expenses	13,242
Membership Dues and Contributions to Organizations	355
Subscription Expenses	1,063

Total Maintenance and Other Operating Expenses	187,172

Total Current Operating Expenditures	6,394,320

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	5,658
Transportation Equipment Outlay	14,800

Total Capital Outlays	20,458

TOTAL NEW APPROPRIATIONS	6,414,778

1268	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

GENERAL SUMMARY

DEPARTMENT OF JUSTICE

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	8,572,220,000	₱	2,169,414,000	₱	1,466,011,000	₱	12,207,645,000
B. BUREAU OF CORRECTIONS		6,152,864,000		3,547,348,000		1,169,734,000		10,869,946,000
C. BUREAU OF IMMIGRATION		1,533,744,000		2,282,877,000		697,542,000		4,514,163,000
D. LAND REGISTRATION AUTHORITY		1,268,254,000		92,779,000				1,361,033,000
E. NATIONAL BUREAU OF INVESTIGATION		1,263,874,000		1,368,583,000		1,158,919,000		3,791,376,000
F. OFFICE FOR ALTERNATIVE DISPUTE RESOLUTION		59,502,000		93,654,000		7,425,000		160,581,000
G. OFFICE OF THE GOVERNMENT CORPORATE COUNSEL		207,627,000		87,646,000		8,744,000		304,017,000
H. OFFICE OF THE SOLICITOR GENERAL		1,120,645,000		507,073,000		67,108,000		1,694,826,000
I. PAROLE AND PROBATION ADMINISTRATION		839,962,000		325,566,000		61,380,000		1,226,908,000
J. PRESIDENTIAL COMMISSION ON GOOD GOVERNMENT		153,837,000		112,668,000		8,747,000		275,252,000
K. PUBLIC ATTORNEY’S OFFICE		6,207,148,000		187,172,000		20,458,000		6,414,778,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF JUSTICE	₱	27,379,677,000	₱	10,774,780,000	₱	4,666,068,000	₱	42,820,525,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1269
DEPARTMENT OF LABOR AND EMPLOYMENT

XIX. DEPARTMENT OF LABOR AND EMPLOYMENT

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded projects, as indicated hereunder	₱29,982,139,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	1,355,891,000	₱	338,549,000	₱	60,617,000	₱	1,755,057,000
Support to Operations		30,488,000		14,492,000				44,980,000
Operations		762,261,000		27,130,861,000				27,893,122,000

EMPLOYMENT FACILITATION PROGRAM		25,710,000		1,207,327,000				1,233,037,000
EMPLOYMENT PRESERVATION AND REGULATION PROGRAM		577,601,000		449,882,000				1,027,483,000
WORKERS PROTECTION AND WELFARE PROGRAM		158,950,000		25,473,652,000				25,632,602,000

Total, Regular Programs		2,148,640,000		27,483,902,000		60,617,000		29,693,159,000

B. PROJECT(S)
Locally-Funded Project(s)				134,380,000		154,600,000		288,980,000

Total, Project(s)				134,380,000		154,600,000		288,980,000

TOTAL NEW APPROPRIATIONS	₱	2,148,640,000	₱	27,618,282,000	₱	215,217,000	₱	29,982,139,000

Special Provision(s)

1. Tulong Panghanapbuhay sa Ating Disadvantaged Workers Program (TUPAD) and Government Internship Program (GIP). The amount of Twenty Two Billion Four Hundred Forty Three Million Seven Hundred Forty One Thousand Pesos (P22,443,741,000) appropriated herein under the Livelihood and Emergency Employment shall be used for the implementation of the Tulong Panghanapbuhay sa Ating Disadvantaged Workers Program (TUPAD) and for the payment of stipend equivalent to the minimum wage prevailing in the region of the beneficiaries who are eighteen (18) years of age and above under the Government Internship Program.

In the implementation of the TUPAD Program, disadvantaged workers shall refer to vulnerable, marginalized, and displaced workers: Provided , That the prioritization of the TUPAD beneficiaries shall be in accordance with the guidelines issued by the DOLE, in coordination with the agencies concerned: Provided, further, That the DOLE shall be allowed to utilize up to five percent (5%) of the said amount to cover administrative costs of implementing the Program.

2. Trust Receipts from Lien on Gross Production of Sugar. The twenty percent (20%) lien imposed on the gross production of sugar remitted to

DOLE shall be used in accordance with R.A. No. 6982, as follows:

(a) Nine percent (9%) for socio-economic projects of sugar workers;

(b) Five percent (5%) for the death benefit program of sugar workers;

(c) Three percent (3%) for maternity benefits of women sugar workers, up to the first four (4) deliveries, in addition to existing benefits granted by law or collective bargaining agreements; and

(d) Three percent (3%) for administrative expenses.

Said lien shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

1270	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

3. Reporting and Posting Requirements. The DOLE shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the Budget and Treasury Management System (BTMS); and

(b) DOLE’s website.

The DOLE shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,327,741,000	₱	338,549,000	₱	60,617,000	₱	1,726,907,000

National Capital Region (NCR)		638,932,000		192,537,000		19,438,000		850,907,000

Central Office		524,940,000		138,165,000		14,358,000		677,463,000
Regional Office - NCR		113,992,000		54,372,000		5,080,000		173,444,000
Region I - Ilocos		48,023,000		7,929,000		1,395,000		57,347,000

Regional Office - I		48,023,000		7,929,000		1,395,000		57,347,000
Cordillera Administrative Region (CAR)		32,490,000		5,026,000		435,000		37,951,000

Regional Office - CAR		32,490,000		5,026,000		435,000		37,951,000
Region II - Cagayan Valley		41,818,000		5,310,000		3,600,000		50,728,000

Regional Office - II		41,818,000		5,310,000		3,600,000		50,728,000
Region III - Central Luzon		65,471,000		9,557,000				75,028,000

Regional Office - III		65,471,000		9,557,000				75,028,000
Region IVA - CALABARZON		61,661,000		15,318,000				76,979,000

Regional Office - IVA		61,661,000		15,318,000				76,979,000
Region IVB - MIMAROPA		32,189,000		7,787,000		5,000,000		44,976,000

Regional Office - IVB		32,189,000		7,787,000		5,000,000		44,976,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1271
DEPARTMENT OF LABOR AND EMPLOYMENT

Region V - Bicol	47,709,000	9,465,000		57,174,000

Regional Office - V	47,709,000	9,465,000		57,174,000
Region VI - Western Visayas	58,995,000	10,189,000	8,460,000	77,644,000

Regional Office - VI	58,995,000	10,189,000	8,460,000	77,644,000
Negros Island Region (NIR)		3,012,000		3,012,000

Regional Office - NIR		3,012,000		3,012,000
Region VII - Central Visayas	44,904,000	10,649,000	5,000,000	60,553,000

Regional Office - VII	44,904,000	10,649,000	5,000,000	60,553,000
Region VIII - Eastern Visayas	37,195,000	9,526,000	1,670,000	48,391,000

Regional Office - VIII	37,195,000	9,526,000	1,670,000	48,391,000
Region IX - Zamboanga Peninsula	46,251,000	9,734,000	969,000	56,954,000

Regional Office - IX	46,251,000	9,734,000	969,000	56,954,000
Region X - Northern Mindanao	50,209,000	8,291,000		58,500,000

Regional Office - X	50,209,000	8,291,000		58,500,000
Region XI - Davao	46,995,000	16,101,000	6,500,000	69,596,000

Regional Office - XI	46,995,000	16,101,000	6,500,000	69,596,000
Region XII - SOCCSKSARGEN	38,047,000	7,977,000	5,300,000	51,324,000

Regional Office - XII	38,047,000	7,977,000	5,300,000	51,324,000
Region XIII - Caraga	36,852,000	10,141,000	2,850,000	49,843,000

Regional Office - XIII	36,852,000	10,141,000	2,850,000	49,843,000
Administration of Personnel Benefits	28,150,000			28,150,000

National Capital Region (NCR)	28,150,000			28,150,000

Central Office	28,150,000			28,150,000

Sub-total, General Administration and Support	1,355,891,000	338,549,000	60,617,000	1,755,057,000

Support to Operations
Attendance to Local, Regional, International Conference and Participation of Tripartite Delegation in the International Labor Organizations in Geneva, Switzerland		8,964,000		8,964,000

National Capital Region (NCR)		8,964,000		8,964,000

Central Office		8,964,000		8,964,000

1272	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Legal Services	30,488,000	5,528,000	36,016,000

National Capital Region (NCR)	30,488,000	5,528,000	36,016,000

Central Office	30,488,000	5,528,000	36,016,000

Sub-total, Support to Operations	30,488,000	14,492,000	44,980,000

Operations
EMPLOYMENT FACILITATION PROGRAM	25,710,000	1,207,327,000	1,233,037,000

Promotion of Local Employment	25,710,000	77,905,000	103,615,000

National Capital Region (NCR)	25,710,000	40,072,000	65,782,000

Central Office	25,710,000	36,211,000	61,921,000
Regional Office - NCR		3,861,000	3,861,000
Region I - Ilocos		1,883,000	1,883,000

Regional Office - I		1,883,000	1,883,000
Cordillera Administrative Region (CAR)		2,386,000	2,386,000

Regional Office - CAR		2,386,000	2,386,000
Region II - Cagayan Valley		1,883,000	1,883,000

Regional Office - II		1,883,000	1,883,000
Region III - Central Luzon		5,861,000	5,861,000

Regional Office - III		5,861,000	5,861,000
Region IVA - CALABARZON		3,861,000	3,861,000

Regional Office - IVA		3,861,000	3,861,000
Region IVB - MIMAROPA		1,902,000	1,902,000

Regional Office - IVB		1,902,000	1,902,000
Region V - Bicol		1,882,000	1,882,000

Regional Office - V		1,882,000	1,882,000
Region VI - Western Visayas		2,487,000	2,487,000

Regional Office - VI		2,487,000	2,487,000
Region VII - Central Visayas		3,387,000	3,387,000

Regional Office - VII		3,387,000	3,387,000
Region VIII - Eastern Visayas		1,882,000	1,882,000

Regional Office - VIII		1,882,000	1,882,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1273
DEPARTMENT OF LABOR AND EMPLOYMENT

Region IX - Zamboanga Peninsula	1,882,000	1,882,000

Regional Office - IX	1,882,000	1,882,000
Region X - Northern Mindanao	2,386,000	2,386,000

Regional Office - X	2,386,000	2,386,000
Region XI - Davao	2,387,000	2,387,000

Regional Office - XI	2,387,000	2,387,000
Region XII - SOCCSKSARGEN	1,882,000	1,882,000

Regional Office - XII	1,882,000	1,882,000
Region XIII - Caraga	1,882,000	1,882,000

Regional Office - XIII	1,882,000	1,882,000
Youth Employability	1,002,050,000	1,002,050,000

National Capital Region (NCR)	204,350,000	204,350,000

Central Office	111,561,000	111,561,000
Regional Office - NCR	92,789,000	92,789,000
Region I - Ilocos	40,348,000	40,348,000

Regional Office - I	40,348,000	40,348,000
Cordillera Administrative Region (CAR)	35,434,000	35,434,000

Regional Office - CAR	35,434,000	35,434,000
Region II - Cagayan Valley	47,162,000	47,162,000

Regional Office - II	47,162,000	47,162,000
Region III - Central Luzon	132,237,000	132,237,000

Regional Office - III	132,237,000	132,237,000
Region IVA - CALABARZON	122,170,000	122,170,000

Regional Office - IVA	122,170,000	122,170,000
Region IVB - MIMAROPA	15,515,000	15,515,000

Regional Office - IVB	15,515,000	15,515,000
Region V - Bicol	24,199,000	24,199,000

Regional Office - V	24,199,000	24,199,000
Region VI - Western Visayas	34,487,000	34,487,000

Regional Office - VI	34,487,000	34,487,000

1274	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Negros Island Region (NIR)	29,814,000	29,814,000

Regional Office - NIR	29,814,000	29,814,000
Region VII - Central Visayas	50,295,000	50,295,000

Regional Office - VII	50,295,000	50,295,000
Region VIII - Eastern Visayas	22,481,000	22,481,000

Regional Office - VIII	22,481,000	22,481,000
Region IX - Zamboanga Peninsula	78,732,000	78,732,000

Regional Office - IX	78,732,000	78,732,000
Region X - Northern Mindanao	32,861,000	32,861,000

Regional Office - X	32,861,000	32,861,000
Region XI - Davao	64,103,000	64,103,000

Regional Office - XI	64,103,000	64,103,000
Region XII - SOCCSKSARGEN	43,247,000	43,247,000

Regional Office - XII	43,247,000	43,247,000
Region XIII - Caraga	24,615,000	24,615,000

Regional Office - XIII	24,615,000	24,615,000
Job Search Assistance	127,372,000	127,372,000

National Capital Region (NCR)	58,616,000	58,616,000

Central Office	52,498,000	52,498,000
Regional Office - NCR	6,118,000	6,118,000
Region I - Ilocos	4,440,000	4,440,000

Regional Office - I	4,440,000	4,440,000
Cordillera Administrative Region (CAR)	4,533,000	4,533,000

Regional Office - CAR	4,533,000	4,533,000
Region II - Cagayan Valley	4,260,000	4,260,000

Regional Office - II	4,260,000	4,260,000
Region III - Central Luzon	6,345,000	6,345,000

Regional Office - III	6,345,000	6,345,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1275
DEPARTMENT OF LABOR AND EMPLOYMENT

Region IVA - CALABARZON		5,820,000	5,820,000

Regional Office - IVA		5,820,000	5,820,000
Region IVB - MIMAROPA		4,183,000	4,183,000

Regional Office - IVB		4,183,000	4,183,000
Region V - Bicol		4,070,000	4,070,000

Regional Office - V		4,070,000	4,070,000
Region VI - Western Visayas		4,209,000	4,209,000

Regional Office - VI		4,209,000	4,209,000
Negros Island Region (NIR)		104,000	104,000

Regional Office - NIR		104,000	104,000
Region VII - Central Visayas		4,202,000	4,202,000

Regional Office - VII		4,202,000	4,202,000
Region VIII - Eastern Visayas		4,487,000	4,487,000

Regional Office - VIII		4,487,000	4,487,000
Region IX - Zamboanga Peninsula		4,293,000	4,293,000

Regional Office - IX		4,293,000	4,293,000
Region X - Northern Mindanao		4,404,000	4,404,000

Regional Office - X		4,404,000	4,404,000
Region XI - Davao		4,801,000	4,801,000

Regional Office - XI		4,801,000	4,801,000
Region XII - SOCCSKSARGEN		4,377,000	4,377,000

Regional Office - XII		4,377,000	4,377,000
Region XIII - Caraga		4,228,000	4,228,000

Regional Office - XIII		4,228,000	4,228,000
EMPLOYMENT PRESERVATION AND REGULATION PROGRAM	577,601,000	449,882,000	1,027,483,000

Promotion of Good Labor-Management Relations	33,962,000	7,816,000	41,778,000

National Capital Region (NCR)	33,962,000	7,816,000	41,778,000

Central Office	33,962,000	7,816,000	41,778,000

1276	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Promotion of Rights at Work and Labor Standards	44,774,000	6,390,000	51,164,000

National Capital Region (NCR)	44,774,000	6,390,000	51,164,000

Central Office	44,774,000	6,390,000	51,164,000
Tripartism and Social Dialogue		41,684,000	41,684,000

National Capital Region (NCR)		26,684,000	26,684,000

Central Office		25,684,000	25,684,000
Regional Office - NCR		1,000,000	1,000,000
Region I - Ilocos		1,000,000	1,000,000

Regional Office - I		1,000,000	1,000,000
Cordillera Administrative Region (CAR)		1,000,000	1,000,000

Regional Office - CAR		1,000,000	1,000,000
Region II - Cagayan Valley		1,000,000	1,000,000

Regional Office - II		1,000,000	1,000,000
Region III - Central Luzon		1,000,000	1,000,000

Regional Office - III		1,000,000	1,000,000
Region IVA - CALABARZON		1,000,000	1,000,000

Regional Office - IVA		1,000,000	1,000,000
Region IVB - MIMAROPA		1,000,000	1,000,000

Regional Office - IVB		1,000,000	1,000,000
Region V - Bicol		1,000,000	1,000,000

Regional Office - V		1,000,000	1,000,000
Region VI - Western Visayas		800,000	800,000

Regional Office - VI		800,000	800,000
Negros Island Region (NIR)		550,000	550,000

Regional Office - NIR		550,000	550,000
Region VII - Central Visayas		650,000	650,000

Regional Office - VII		650,000	650,000
Region VIII - Eastern Visayas		1,000,000	1,000,000

Regional Office - VIII		1,000,000	1,000,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1277
DEPARTMENT OF LABOR AND EMPLOYMENT

Region IX - Zamboanga Peninsula	1,000,000	1,000,000

Regional Office - IX	1,000,000	1,000,000
Region X - Northern Mindanao	1,000,000	1,000,000

Regional Office - X	1,000,000	1,000,000
Region XI - Davao	1,000,000	1,000,000

Regional Office - XI	1,000,000	1,000,000
Region XII - SOCCSKSARGEN	1,000,000	1,000,000

Regional Office - XII	1,000,000	1,000,000
Region XIII - Caraga	1,000,000	1,000,000

Regional Office - XIII	1,000,000	1,000,000
Workers Organizations Development and Empowerment	60,216,000	60,216,000

National Capital Region (NCR)	23,682,000	23,682,000

Central Office	21,395,000	21,395,000
Regional Office - NCR	2,287,000	2,287,000
Region I - Ilocos	1,583,000	1,583,000

Regional Office - I	1,583,000	1,583,000
Cordillera Administrative Region (CAR)	1,978,000	1,978,000

Regional Office - CAR	1,978,000	1,978,000
Region II - Cagayan Valley	2,743,000	2,743,000

Regional Office - II	2,743,000	2,743,000
Region III - Central Luzon	2,702,000	2,702,000

Regional Office - III	2,702,000	2,702,000
Region IVA - CALABARZON	4,393,000	4,393,000

Regional Office - IVA	4,393,000	4,393,000
Region IVB - MIMAROPA	2,663,000	2,663,000

Regional Office - IVB	2,663,000	2,663,000
Region V - Bicol	2,090,000	2,090,000

Regional Office - V	2,090,000	2,090,000

1278	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region VI - Western Visayas		2,048,000	2,048,000

Regional Office - VI		2,048,000	2,048,000
Negros Island Region (NIR)		701,000	701,000

Regional Office - NIR		701,000	701,000
Region VII - Central Visayas		1,800,000	1,800,000

Regional Office - VII		1,800,000	1,800,000
Region VIII - Eastern Visayas		1,595,000	1,595,000

Regional Office - VIII		1,595,000	1,595,000
Region IX - Zamboanga Peninsula		2,608,000	2,608,000

Regional Office - IX		2,608,000	2,608,000
Region X - Northern Mindanao		3,064,000	3,064,000

Regional Office - X		3,064,000	3,064,000
Region XI - Davao		2,460,000	2,460,000

Regional Office - XI		2,460,000	2,460,000
Region XII - SOCCSKSARGEN		2,532,000	2,532,000

Regional Office - XII		2,532,000	2,532,000
Region XIII - Caraga		1,574,000	1,574,000

Regional Office - XIII		1,574,000	1,574,000
Labor Laws Compliance	498,865,000	324,364,000	823,229,000

National Capital Region (NCR)	241,397,000	137,937,000	379,334,000

Central Office	103,169,000	96,307,000	199,476,000
Regional Office - NCR	138,228,000	41,630,000	179,858,000
Region I - Ilocos	14,696,000	12,190,000	26,886,000

Regional Office - I	14,696,000	12,190,000	26,886,000
Cordillera Administrative Region (CAR)	9,225,000	5,520,000	14,745,000

Regional Office - CAR	9,225,000	5,520,000	14,745,000
Region II - Cagayan Valley	13,467,000	7,590,000	21,057,000

Regional Office - II	13,467,000	7,590,000	21,057,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1279
DEPARTMENT OF LABOR AND EMPLOYMENT

Region III - Central Luzon	40,007,000	29,210,000	69,217,000

Regional Office - III	40,007,000	29,210,000	69,217,000
Region IVA - CALABARZON	51,039,000	35,420,000	86,459,000

Regional Office - IVA	51,039,000	35,420,000	86,459,000
Region IVB - MIMAROPA	4,167,000	5,060,000	9,227,000

Regional Office - IVB	4,167,000	5,060,000	9,227,000
Region V - Bicol	4,823,000	6,327,000	11,150,000

Regional Office - V	4,823,000	6,327,000	11,150,000
Region VI - Western Visayas	18,225,000	13,370,000	31,595,000

Regional Office - VI	18,225,000	13,370,000	31,595,000
Negros Island Region (NIR)		5,692,000	5,692,000

Regional Office - NIR		5,692,000	5,692,000
Region VII - Central Visayas	31,547,000	14,528,000	46,075,000

Regional Office - VII	31,547,000	14,528,000	46,075,000
Region VIII - Eastern Visayas	5,629,000	8,740,000	14,369,000

Regional Office - VIII	5,629,000	8,740,000	14,369,000
Region IX - Zamboanga Peninsula	9,977,000	6,900,000	16,877,000

Regional Office - IX	9,977,000	6,900,000	16,877,000
Region X - Northern Mindanao	14,896,000	8,970,000	23,866,000

Regional Office - X	14,896,000	8,970,000	23,866,000
Region XI - Davao	23,323,000	12,650,000	35,973,000

Regional Office - XI	23,323,000	12,650,000	35,973,000
Region XII- SOCCSKSARGEN	10,892,000	9,200,000	20,092,000

Regional Office - XII	10,892,000	9,200,000	20,092,000
Region XIII - Caraga	5,555,000	5,060,000	10,615,000

Regional Office - XIII	5,555,000	5,060,000	10,615,000
Case Management		9,412,000	9,412,000

National Capital Region (NCR)		1,574,000	1,574,000

Central Office		1,045,000	1,045,000
Regional Office - NCR		529,000	529,000

1280	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region I - Ilocos	451,000	451,000

Regional Office - I	451,000	451,000
Cordillera Administrative Region (CAR)	380,000	380,000

Regional Office - CAR	380,000	380,000
Region II - Cagayan Valley	289,000	289,000

Regional Office - II	289,000	289,000
Region III - Central Luzon	374,000	374,000

Regional Office - III	374,000	374,000
Region IVA - CALABARZON	709,000	709,000

Regional Office - IVA	709,000	709,000
Region IVB - MIMAROPA	413,000	413,000

Regional Office - IVB	413,000	413,000
Region V - Bicol	345,000	345,000

Regional Office - V	345,000	345,000
Region VI - Western Visayas	685,000	685,000

Regional Office - VI	685,000	685,000
Negros Island Region (NIR)	288,000	288,000

Regional Office - NIR	288,000	288,000
Region VII - Central Visayas	329,000	329,000

Regional Office - VII	329,000	329,000
Region VIII - Eastern Visayas	730,000	730,000

Regional Office - VIII	730,000	730,000
Region IX - Zamboanga Peninsula	536,000	536,000

Regional Office - IX	536,000	536,000
Region X - Northern Mindanao	670,000	670,000

Regional Office - X	670,000	670,000
Region XI - Davao	579,000	579,000

Regional Office - XI	579,000	579,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1281
DEPARTMENT OF LABOR AND EMPLOYMENT

Region XII - SOCCSKSARGEN		401,000	401,000

Regional Office - XII		401,000	401,000
Region XIII - Caraga		659,000	659,000

Regional Office - XIII		659,000	659,000
WORKERS PROTECTION AND WELFARE PROGRAM	158,950,000	25,473,652,000	25,632,602,000

Promotion of Rights and Welfare of Workers with Special Concerns	32,359,000	17,137,000	49,496,000

National Capital Region (NCR)	32,359,000	17,137,000	49,496,000

Central Office	32,359,000	17,137,000	49,496,000
Livelihood and Emergency Employment		25,361,555,000	25,361,555,000

National Capital Region (NCR)		23,996,051,000	23,996,051,000

Central Office		23,939,471,000	23,939,471,000
Regional Office - NCR		56,580,000	56,580,000
Region I - Ilocos		66,163,000	66,163,000

Regional Office - I		66,163,000	66,163,000
Cordillera Administrative Region (CAR)		69,220,000	69,220,000

Regional Office - CAR		69,220,000	69,220,000
Region II - Cagayan Valley		82,176,000	82,176,000

Regional Office - II		82,176,000	82,176,000
Region III - Central Luzon		87,337,000	87,337,000

Regional Office - III		87,337,000	87,337,000
Region IVA - CALABARZON		85,426,000	85,426,000

Regional Office - IVA		85,426,000	85,426,000
Region IVB - MIMAROPA		110,093,000	110,093,000

Regional Office - IVB		110,093,000	110,093,000
Region V - Bicol		115,643,000	115,643,000

Regional Office - V		115,643,000	115,643,000
Region VI - Western Visayas		80,897,000	80,897,000

Regional Office - VI		80,897,000	80,897,000

1282	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Negros Island Region (NIR)		35,998,000	35,998,000

Regional Office - NIR		35,998,000	35,998,000
Region VII - Central Visayas		70,491,000	70,491,000

Regional Office - VII		70,491,000	70,491,000
Region VIII - Eastern Visayas		113,721,000	113,721,000

Regional Office - VIII		113,721,000	113,721,000
Region IX - Zamboanga Peninsula		108,211,000	108,211,000

Regional Office - IX		108,211,000	108,211,000
Region X - Northern Mindanao		95,408,000	95,408,000

Regional Office - X		95,408,000	95,408,000
Region XI - Davao		73,441,000	73,441,000

Regional Office - XI		73,441,000	73,441,000
Region XII - SOCCSKSARGEN		85,915,000	85,915,000

Regional Office - XII		85,915,000	85,915,000
Region XIII - Caraga		85,364,000	85,364,000

Regional Office - XIII		85,364,000	85,364,000
Welfare Services	126,591,000	94,960,000	221,551,000

National Capital Region (NCR)	12,209,000	86,576,000	98,785,000

Central Office	816,000	85,857,000	86,673,000
Regional Office - NCR	11,393,000	719,000	12,112,000
Region I - Ilocos	5,999,000	580,000	6,579,000

Regional Office - I	5,999,000	580,000	6,579,000
Cordillera Administrative Region (CAR)	9,311,000	548,000	9,859,000

Regional Office - CAR	9,311,000	548,000	9,859,000
Region II - Cagayan Valley	7,067,000	423,000	7,490,000

Regional Office - II	7,067,000	423,000	7,490,000
Region III - Central Luzon	7,104,000	679,000	7,783,000

Regional Office - III	7,104,000	679,000	7,783,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1283
DEPARTMENT OF LABOR AND EMPLOYMENT

Region IVA - CALABARZON	5,678,000	800,000		6,478,000

Regional Office - IVA	5,678,000	800,000		6,478,000
Region IVB - MIMAROPA	10,452,000	464,000		10,916,000

Regional Office - IVB	10,452,000	464,000		10,916,000
Region V - Bicol	9,139,000	412,000		9,551,000

Regional Office - V	9,139,000	412,000		9,551,000
Region VI - Western Visayas	5,050,000	437,000		5,487,000

Regional Office - VI	5,050,000	437,000		5,487,000
Negros Island Region (NIR)		287,000		287,000

Regional Office - NIR		287,000		287,000
Region VII - Central Visayas	7,523,000	288,000		7,811,000

Regional Office - VII	7,523,000	288,000		7,811,000
Region VIII - Eastern Visayas	6,145,000	459,000		6,604,000

Regional Office - VIII	6,145,000	459,000		6,604,000
Region IX - Zamboanga Peninsula	6,761,000	721,000		7,482,000

Regional Office - IX	6,761,000	721,000		7,482,000
Region X - Northern Mindanao	7,967,000	555,000		8,522,000

Regional Office - X	7,967,000	555,000		8,522,000
Region XI - Davao	9,144,000	907,000		10,051,000

Regional Office - XI	9,144,000	907,000		10,051,000
Region XII - SOCCSKSARGEN	8,431,000	538,000		8,969,000

Regional Office - XII	8,431,000	538,000		8,969,000
Region XIII - Caraga	8,611,000	286,000		8,897,000

Regional Office - XIII	8,611,000	286,000		8,897,000

Sub-total, Operations	762,261,000	27,130,861,000		27,893,122,000

Total, Regular Programs	2,148,640,000	27,483,902,000	60,617,000	29,693,159,000

B. PROJECT(S)
Locally-Funded Project(s)
Computerization Program		119,024,000	154,600,000	273,624,000

1284	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

National Capital Region (NCR)	119,024,000	154,600,000	273,624,000

Central Office	119,024,000	154,600,000	273,624,000
Skills Registry Program	15,356,000		15,356,000

National Capital Region (NCR)	2,326,000		2,326,000

Central Office	1,578,000		1,578,000
Regional Office - NCR	748,000		748,000
Region I - Ilocos	839,000		839,000

Regional Office - I	839,000		839,000
Cordillera Administrative Region (CAR)	857,000		857,000

Regional Office - CAR	857,000		857,000
Region II - Cagayan Valley	846,000		846,000

Regional Office - II	846,000		846,000
Region III - Central Luzon	935,000		935,000

Regional Office - III	935,000		935,000
Region IVA - CALABARZON	939,000		939,000

Regional Office - IVA	939,000		939,000
Region IVB - MIMAROPA	772,000		772,000

Regional Office - IVB	772,000		772,000
Region V - Bicol	892,000		892,000

Regional Office - V	892,000		892,000
Region VI - Western Visayas	916,000		916,000

Regional Office - VI	916,000		916,000
Region VII - Central Visayas	907,000		907,000

Regional Office - VII	907,000		907,000
Region VIII - Eastern Visayas	925,000		925,000

Regional Office - VIII	925,000		925,000
Region IX - Zamboanga Peninsula	849,000		849,000

Regional Office - IX	849,000		849,000
Region X - Northern Mindanao	864,000		864,000

Regional Office - X	864,000		864,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1285
DEPARTMENT OF LABOR AND EMPLOYMENT

Region XI - Davao				839,000				839,000

Regional Office - XI				839,000				839,000
Region XII - SOCCSKSARGEN				815,000				815,000

Regional Office - XII				815,000				815,000
Region XIII - Caraga				835,000				835,000

Regional Office - XIII				835,000				835,000

Sub-total, Locally-Funded Project(s)				134,380,000		154,600,000		288,980,000

Total, Project(s)				134,380,000		154,600,000		288,980,000

TOTAL NEW APPROPRIATIONS	₱	2,148,640,000	₱	27,618,282,000	₱	215,217,000	₱	29,982,139,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,373,686

Total Permanent Positions	1,373,686

Other Compensation Common to All
Personnel Economic Relief Allowance	50,064
Representation Allowance	13,674
Transportation Allowance	13,674
Clothing and Uniform Allowance	14,602
Mid-Year Bonus - Civilian	114,475
Year End Bonus	114,475
Cash Gift	10,430
Productivity Enhancement Incentive	10,430
Step Increment	3,435

Total Other Compensation Common to All	345,259

Other Benefits
PAG-IBIG Contributions	5,006
PhilHealth Contributions	32,993
Employees Compensation Insurance Premiums	2,503
Loyalty Award - Civilian	1,435
Terminal Leave	28,150

Total Other Benefits	70,087

1286	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Non-Permanent Positions	359,608

Total Personnel Services	2,148,640

Maintenance and Other Operating Expenses
Travelling Expenses	143,658
Training and Scholarship Expenses	251,025
Supplies and Materials Expenses	127,625
Utility Expenses	59,961
Communication Expenses	91,263
Awards/Rewards and Prizes	4,816
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	5,796
Professional Services	776,874
General Services	91,404
Repairs and Maintenance	21,946
Financial Assistance/Subsidy	25,644,142
Taxes, Insurance Premiums and Other Fees	15,387
Other Maintenance and Operating Expenses
Advertising Expenses	2,667
Printing and Publication Expenses	25,472
Representation Expenses	99,739
Transportation and Delivery Expenses	37
Rent/Lease Expenses	138,012
Membership Dues and Contributions to Organizations	240
Subscription Expenses	69,820
Bank Transaction Fee	10
Other Maintenance and Operating Expenses	48,388

Total Maintenance and Other Operating Expenses	27,618,282

Total Current Operating Expenditures	29,766,922

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	121,559
Transportation Equipment Outlay	43,600
Furniture, Fixtures and Books Outlay	150
Intangible Assets Outlay	49,908

Total Capital Outlays	215,217

TOTAL NEW APPROPRIATIONS	29,982,139

B. INSTITUTE FOR LABOR STUDIES

For general administration and support, and operations, as indicated hereunder	₱	77,904,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1287
DEPARTMENT OF LABOR AND EMPLOYMENT

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	16,768,000	₱	32,920,000	₱	4,870,000	₱	54,558,000
Operations		20,497,000		2,849,000				23,346,000

LABOR AND EMPLOYMENT RESEARCH PROGRAM		20,497,000		2,849,000				23,346,000

TOTAL NEW APPROPRIATIONS	₱	37,265,000	₱	35,769,000	₱	4,870,000	₱	77,904,000

Special Provision(s)

I.  Reporting and Posting Requirements. The Institute for Labor Studies (ILS) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) ILS’s website.

The ILS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2.  Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personal Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	16,768,000	₱	32,920,000	₱	4,870,000	₱	54,558,000

Sub-total, General Administration and Support		16,768,000		32,920,000		4,870,000		54,558,000

Operations
LABOR AND EMPLOYMENT RESEARCH PROGRAM		20,497,000		2,849,000				23,346,000

Cost-Benefit Evaluation of Legislation, Research into Innovative and Indigenous Approaches Promoting Harmonious and Productive Labor-Management Relations, and Publication		20,497,000		2,849,000				23,346,000

Sub-total, Operations		20,497,000		2,849,000				23,346,000

TOTAL NEW APPROPRIATIONS	₱	37,265,000	₱	35,769,000	₱	4,870,000	₱	77,904,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services

1288	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Permanent Positions
Basic Salary	28,874

Total Permanent Positions	28,874

Other Compensation Common to All
Personnel Economic Relief Allowance	1,128
Representation Allowance	336
Transportation Allowance	336
Clothing and Uniform Allowance	329
Mid-Year Bonus - Civilian	2,406
Year End Bonus	2,406
Cash Gift	235
Productivity Enhancement Incentive	235
Step Increment	72

Total Other Compensation Common to All	7,483

Other Benefits
PAG-IBIG Contributions	113
PhilHealth Contributions	693
Employees Compensation Insurance Premiums	57
Loyalty Award - Civilian	45

Total Other Benefits	908

Total Personnel Services	37,265

Maintenance and Other Operating Expenses
Travelling Expenses	3,489
Training and Scholarship Expenses	1,100
Supplies and Materials Expenses	2,610
Utility Expenses	2,750
Communication Expenses	2,947
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	1,495
General Services	2,289
Repairs and Maintenance	950
Taxes, Insurance Premiums and Other Fees	260
Other Maintenance and Operating Expenses
Printing and Publication Expenses	310
Representation Expenses	1,752
Rent/Lease Expenses	9,657
Subscription Expenses	5,449
Other Maintenance and Operating Expenses	575

Total Maintenance and Other Operating Expenses	35,769

Total Current Operating Expenditures	73,034

Capital Outlays
Property, Plant and Equipment Outlay

JANUARY 5, 2026	OFFICIAL GAZETTE	1289
DEPARTMENT OF LABOR AND EMPLOYMENT

Machinery and Equipment Outlay	4,870

Total Capital Outlays	4,870

TOTAL NEW APPROPRIATIONS	77,904

C. NATIONAL CONCILIATION AND MEDIATION BOARD

For general administration and support, support to operations, and operations, as indicated hereunder	₱	371,162,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	22,144,000	₱	71,570,000	₱	53,632,000	₱	147,346,000
Support to Operations		21,773,000		5,041,000				26,814,000
Operations		148,438,000		47,743,000		821,000		197,002,000

LABOR-MANAGEMENT PARTNERSHIP AND EMPOWERMENT PROGRAM		58,674,000		28,239,000		821,000		87,734,000
LABOR CASE MANAGEMENT PROGRAM		89,764,000		19,504,000				109,268,000

TOTAL NEW APPROPRIATIONS	₱	192,355,000	₱	124,354,000	₱	54,453,000	₱	371,162,000

Special Provisions

1.  Special Voluntary Arbitration Fund. In addition to the amounts appropriated herein, Three Hundred Sixty One Thousand Pesos (₱361,000) sourced from registration fees collected on collective bargaining agreements, constituted into the Special Voluntary Arbitration Fund, shall be used for the effective and efficient administration of the Voluntary Arbitration Program, in accordance with Article 231 of P.D. No. 442, as amended by R.A. No. 6715.

Implementation of this provision shall be subject to judicious fiscal programming by the National Government.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Reporting and Posting Requirements. The National Conciliation and Mediation Board (NCMB) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) NCMB’s website.

The NCMB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

1290	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	19,631,000	₱	71,570,000	₱	53,632,000	₱	144,833,000

National Capital Region (NCR)		19,631,000		71,570,000		53,632,000		144,833,000

Central Office		19,631,000		71,570,000		53,632,000		144,833,000
Administration of Personnel Benefits		2,513,000						2,513,000

National Capital Region (NCR)		2,513,000						2,513,000

Central Office		2,513,000						2,513,000

Sub-total, General Administration and Support		22,144,000		71,570,000		53,632,000		147,346,000

Support to Operations
Policy and Program Formulation, Monitoring and Evaluation and Conciliation/Mediation, Labor Management Cooperation and Voluntary Arbitration		21,773,000		5,041,000				26,814,000

National Capital Region (NCR)		21,773,000		5,041,000				26,814,000

Central Office		21,773,000		5,041,000				26,814,000

Sub-total, Support to Operations		21,773,000		5,041,000				26,814,000

Operations
LABOR-MANAGEMENT PARTNERSHIP AND EMPOWERMENT PROGRAM		58,674,000		28,239,000		821,000		87,734,000

Facilitation/Operationalization/Institutionalization/ Strengthening and Enhancement of Workplace Cooperation Partnership Mechanisms, and Workplace Dispute Prevention and Settlement Mechanisms		58,674,000		28,239,000		821,000		87,734,000

National Capital Region (NCR)		58,674,000		28,239,000		821,000		87,734,000

Central Office		58,674,000		28,239,000		821,000		87,734,000
LABOR CASE MANAGEMENT PROGRAM		89,764,000		19,504,000				109,268,000

Labor Conciliation-Mediation of Requests for Assistance (RFAs), Preventive Mediation (PM), Notices of Strike/Lockout (NS/L), Actual Strike/Lockout (AS/L) and Arbitration Services		89,764,000		19,504,000				109,268,000

National Capital Region (NCR)		89,764,000		19,504,000				109,268,000

Central Office		89,764,000		19,504,000				109,268,000

Sub-total, Operations		148,438,000		47,743,000		821,000		197,002,000

TOTAL NEW APPROPRIATIONS	₱	192,355,000	₱	124,354,000	₱	54,453,000	₱	371,162,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1291
DEPARTMENT OF LABOR AND EMPLOYMENT

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	145,118

Total Permanent Positions	145,118

Other Compensation Common to All
Personnel Economic Relief Allowance	4,776
Representation Allowance	3,930
Transportation Allowance	3,930
Clothing and Uniform Allowance	1,393
Mid-Year Bonus-Civilian	12,092
Year End Bonus	12,092
Cash Gift	995
Productivity Enhancement Incentive	995
Step Increment	363

Total Other Compensation Common to All	40,566

Other Benefits
PAG-IBIG Contributions	477
PhilHealth Contributions	3,242
Employees Compensation Insurance Premiums	239
Loyalty Award - Civilian	200
Terminal Leave	2,513

Total Other Benefits	6,671

Total Personnel Services	192,355

Maintenance and Other Operating Expenses
Travelling Expenses	6,879
Training and Scholarship Expenses	17,108
Supplies and Materials Expenses	18,092
Utility Expenses	8,517
Communication Expenses	8,773
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,264
Professional Services	3,654
General Services	16,150
Repairs and Maintenance	6,026
Taxes, Insurance Premiums and Other Fees	2,205
Other Maintenance and Operating Expenses
Printing and Publication Expenses	570
Representation Expenses	2,588
Transportation and Delivery Expenses	522

1292	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Rent/Lease Expenses	20,029
Subscription Expenses	9,633
Other Maintenance and Operating Expenses	1,344

Total Maintenance and Other Operating Expenses	124,354

Total Current Operating Expenditures	316,709

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	35,053
Transportation Equipment Outlay	19,400

Total Capital Outlays	54,453

TOTAL NEW APPROPRIATIONS	371,162

D. NATIONAL LABOR RELATIONS COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	1,803,038,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	215,496,000	₱	142,877,000	₱	53,950,000	₱	412,323,000
Operations		1,199,481,000		165,414,000		25,820,000		1,390,715,000

LABOR ARBITRATION PROGRAM		1,173,447,000		151,183,000		25,820,000		1,350,450,000
EXECUTION PROGRAM		26,034,000		14,231,000				40,265,000

TOTAL NEW APPROPRIATIONS	₱	1,414,977,000	₱	308,291,000	₱	79,770,000	₱	1,803,038,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Labor Relations Commission (NLRC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) NLRC’s website.

The NLRC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to the said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

JANUARY 5, 2026	OFFICIAL GAZETTE	1293
DEPARTMENT OF LABOR AND EMPLOYMENT

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	128,780,000	₱	142,877,000	₱	53,950,000	₱	325,607,000

National Capital Region (NCR)		128,780,000		142,877,000		53,950,000		325,607,000

Central Office		128,780,000		142,877,000		53,950,000		325,607,000
Administration of Personnel Benefits		86,716,000						86,716,000

National Capital Region (NCR)		86,716,000						86,716,000

Central Office		86,716,000						86,716,000

Sub-total, General Administration and Support		215,496,000		142,877,000		53,950,000		412,323,000

Operations
LABOR ARBITRATION PROGRAM		1,173,447,000		151,183,000		25,820,000		1,350,450,000

Resolution of Appealed Labor Cases		357,657,000		71,402,000				429,059,000

National Capital Region (NCR)		357,657,000		71,402,000				429,059,000
Central Office		357,657,000		71,402,000				429,059,000

Arbitration of Labor Cases		815,790,000		79,781,000		25,820,000		921,391,000

National Capital Region (NCR)		815,790,000		79,781,000		25,820,000		921,391,000

Central Office		815,790,000		79,781,000		25,820,000		921,391,000

EXECUTION PROGRAM		26,034,000		14,231,000				40,265,000

Implementation and Execution of Judgments Rendered in Labor Cases		26,034,000		14,231,000				40,265,000

National Capital Region (NCR)		26,034,000		14,231,000				40,265,000

Central Office		26,034,000		14,231,000				40,265,000

Sub-total, Operations		1,199,481,000		165,414,000		25,820,000		1,390,715,000

TOTAL NEW APPROPRIATIONS	₱	1,414,977,000	₱	308,291,000	₱	79,770,000	₱	1,803,038,000

1294	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	995,742

Total Permanent Positions	995,742

Other Compensation Common to All
Personnel Economic Relief Allowance	27,480
Representation Allowance	30,078
Transportation Allowance	30,078
Clothing and Uniform Allowance	8,015
Mid-Year Bonus - Civilian	82,979
Year End Bonus	82,979
Cash Gift	5,725
Productivity Enhancement Incentive	5,725
Step Increment	2,490

Total Other Compensation Common to All	275,549

Other Compensation for Specific Groups
Longevity Pay	32,037

Total Other Compensation for Specific Groups	32,037

Other Benefits
PAG-IBIG Contributions	2,747
PhilHealth Contributions	19,077
Employees Compensation Insurance Premiums	1,374
Retirement Gratuity	59,275
Loyalty Award - Civilian	470
Terminal Leave	27,441

Total Other Benefits	110,384

Non-Permanent Positions	1,265

Total Personnel Services	1,414,977

Maintenance and Other Operating Expenses
Travelling Expenses	17,018
Training and Scholarship Expenses	6,437
Supplies and Materials Expenses	18,911
Utility Expenses	29,616
Communication Expenses	50,808
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	25,821

JANUARY 5, 2026	OFFICIAL GAZETTE	1295
DEPARTMENT OF LABOR AND EMPLOYMENT

Professional Services	13,154
General Services	18,801
Repairs and Maintenance	9,421
Taxes, Insurance Premiums and Other Fees	2,147
Other Maintenance and Operating Expenses
Advertising Expenses	192
Printing and Publication Expenses	900
Representation Expenses	300
Transportation and Delivery Expenses	706
Rent/Lease Expenses	89,936
Subscription Expenses	24,123

Total Maintenance and Other Operating Expenses	308,291

Total Current Operating Expenditures	1,723,268

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,820
Machinery and Equipment Outlay	32,550
Transportation Equipment Outlay	21,400

Total Capital Outlays	79,770

TOTAL NEW APPROPRIATIONS	1,803,038

E. NATIONAL WAGES AND PRODUCTIVITY COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	357,063,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	43,244,000	₱	72,834,000	₱	15,940,000	₱	132,018,000
Operations		163,622,000		61,423,000				225,045,000

ENTERPRISE PRODUCTIVITY IMPROVEMENT PROGRAM		126,892,000		32,379,000				159,271,000
WAGE REGULATORY PROGRAM		36,730,000		29,044,000				65,774,000

TOTAL NEW APPROPRIATIONS	₱	206,866,000	₱	134,257,000	₱	15,940,000	₱	357,063,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Wages and Productivity Commission (NWPC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) NWPC’s website.

1296	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

The NWPC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	40,483,000	₱	68,715,000	₱	15,940,000	₱	125,138,000

National Capital Region (NCR)		40,483,000		68,715,000		15,940,000		125,138,000

Central Office		40,483,000		68,715,000		15,940,000		125,138,000
Human Resource Development				4,119,000				4,119,000

National Capital Region (NCR)				4,119,000				4,119,000

Central Office				4,119,000				4,119,000
Administration of Personnel Benefits		2,761,000						2,761,000

National Capital Region (NCR)		2,761,000						2,761,000

Central Office		2,761,000						2,761,000

Sub-total, General Administration and Support		43,244,000		72,834,000		15,940,000		132,018,000

Operations
ENTERPRISE PRODUCTIVITY IMPROVEMENT PROGRAM		126,892,000		32,379,000				159,271,000

Development and Implementation of Policies, Plans and Projects Related to Incomes, Productivity Improvement and Gainsharing Schemes		126,892,000		32,379,000				159,271,000

National Capital Region (NCR)		126,892,000		32,379,000				159,271,000

Central Office		126,892,000		32,379,000				159,271,000
WAGE REGULATORY PROGRAM		36,730,000		29,044,000				65,774,000

Development and Implementation of Policies, Plans, Programs, and Projects on Wages and Resolution of Wage Order and Exemption Cases		36,730,000		29,044,000				65,774,000

National Capital Region (NCR)		36,730,000		29,044,000				65,774,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1297
DEPARTMENT OF LABOR AND EMPLOYMENT

Central Office		36,730,000		29,044,000				65,774,000

Sub-total, Operations		163,622,000		61,423,000				225,045,000

TOTAL NEW APPROPRIATIONS	₱	206,866,000	₱	134,257,000	₱	15,940,000	₱	357,063,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	139,896

Total Permanent Positions	139,896

Other Compensation Common to All
Personnel Economic Relief Allowance	4,752
Representation Allowance	2,184
Transportation Allowance	2,184
Clothing and Uniform Allowance	1,386
Honoraria	18,360
Mid-Year Bonus - Civilian	11,658
Year End Bonus	11,658
Cash Gift	990
Productivity Enhancement Incentive	990
Step Increment	350

Total Other Compensation Common to All	54,512

Other Benefits
PAG-IBIG Contributions	476
PhilHealth Contributions	3,314
Employees Compensation Insurance Premiums	237
Loyalty Award - Civilian	195
Terminal Leave	2,761

Total Other Benefits	6,983

Non-Permanent Positions	5,475

Total Personnel Services	206,866

Maintenance and Other Operating Expenses
Travelling Expenses	5,992
Training and Scholarship Expenses	8,218
Supplies and Materials Expenses	8,765
Utility Expenses	5,871

1298	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Communication Expenses	4,332
Survey, Research, Exploration and Development Expenses	5,860
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	500
Professional Services	4,932
General Services	5,383
Repairs and Maintenance	4,406
Taxes, Insurance Premiums and Other Fees	1,080
Other Maintenance and Operating Expenses
Advertising Expenses	2,219
Printing and Publication Expenses	1,174
Representation Expenses	12,786
Transportation and Delivery Expenses	432
Rent/Lease Expenses	55,156
Subscription Expenses	4,548
Other Maintenance and Operating Expenses	2,603

Total Maintenance and Other Operating Expenses	134,257

Total Current Operating Expenditures	341,123

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	7,440
Transportation Equipment Outlay	8,500

Total Capital Outlays	15,940

TOTAL NEW APPROPRIATIONS	357,063

F. PROFESSIONAL REGULATION COMMISSION

For general administration and support, support to operations, and operations, as indicated hereunder	₱	2,521,636,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	284,083,000	₱	312,548,000	₱	182,557,000	₱	779,188,000
Support to Operations		48,117,000		118,633,000		34,130,000		200,880,000
Operations		742,551,000		774,861,000		24,156,000		1,541,568,000

PROFESSIONAL LICENSURE PROGRAM		517,615,000		609,181,000		24,156,000		1,150,952,000
PROFESSIONAL REGULATION PROGRAM		224,936,000		165,680,000				390,616,000

TOTAL NEW APPROPRIATIONS	₱	1,074,751,000	₱	1,206,042,000	₱	240,843,000	₱	2,521,636,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1299
DEPARTMENT OF LABOR AND EMPLOYMENT

Special Provision(s)

1. Reporting and Posting Requirements. The Professional Regulation Commission (PRC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) PRC’s website.

The PRC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	282,821,000	₱	312,548,000	₱	182,557,000	₱	777,926,000

National Capital Region (NCR)		121,647,000		178,138,000		9,107,000		308,892,000

Central Office		108,827,000		147,993,000		6,323,000		263,143,000
Regional Office - NCR		12,820,000		30,145,000		2,784,000		45,749,000
Region I - Ilocos		11,245,000		7,799,000		1,800,000		20,844,000

Regional Office - I		11,245,000		7,799,000		1,800,000		20,844,000
Cordillera Administrative Region (CAR)		10,303,000		12,272,000				22,575,000

Regional Office - (CAR)		10,303,000		12,272,000				22,575,000
Region II - Cagayan Valley		9,331,000		5,913,000				15,244,000

Regional Office - II		9,331,000		5,913,000				15,244,000
Region III - Central Luzon		11,421,000		3,035,000				14,456,000

Regional Office - III		11,421,000		3,035,000				14,456,000
Region IVA - CALABARZON		11,322,000		7,897,000				19,219,000

Regional Office - IVA		11,322,000		7,897,000				19,219,000
Region IVB - MIMAROPA		9,494,000		12,347,000				21,841,000

Regional Office - IVB		9,494,000		12,347,000				21,841,000
Region V - Bicol		10,890,000		8,308,000		3,250,000		22,448,000

Regional Office - V		10,890,000		8,308,000		3,250,000		22,448,000

1300	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region VI - Western Visayas	10,990,000	3,033,000		14,023,000

Regional Office - VI	10,990,000	3,033,000		14,023,000
Region VII - Central Visayas	10,612,000	7,899,000	1,450,000	19,961,000

Regional Office - VII	10,612,000	7,899,000	1,450,000	19,961,000
Region VIII - Eastern Visayas	10,906,000	7,271,000		18,177,000

Regional Office - VIII	10,906,000	7,271,000		18,177,000
Region IX - Zamboanga Peninsula	10,003,000	6,606,000	1,450,000	18,059,000

Regional Office - IX	10,003,000	6,606,000	1,450,000	18,059,000
Region X - Northern Mindanao	11,716,000	25,109,000		36,825,000

Regional Office - X	11,716,000	25,109,000		36,825,000
Region XI - Davao	9,195,000	14,032,000	103,700,000	126,927,000

Regional Office - XI	9,195,000	14,032,000	103,700,000	126,927,000
Region XII - SOCCSKSARGEN	13,569,000	6,200,000	60,000,000	79,769,000

Regional Office - XII	13,569,000	6,200,000	60,000,000	79,769,000
Region XIII - Caraga	10,177,000	6,689,000	1,800,000	18,666,000

Regional Office - XIII	10,177,000	6,689,000	1,800,000	18,666,000
Administration of Personnel Benefits	1,262,000			1,262,000

National Capital Region	1,262,000			1,262,000

Central Office	1,262,000			1,262,000

Sub-total, General Administration and Support	284,083,000	312,548,000	182,557,000	779,188,000

Support to Operations
Digitalization Program	32,676,000	109,006,000	34,130,000	175,812,000

National Capital Region (NCR)	19,912,000	105,806,000	34,130,000	159,848,000

Central Office	19,020,000	105,606,000	34,130,000	158,756,000
Regional Office - NCR	892,000	200,000		1,092,000
Region I - Ilocos		200,000		200,000

Regional Office - I		200,000		200,000
Cordillera Administrative Region (CAR)	892,000	200,000		1,092,000

Regional Office - (CAR)	892,000	200,000		1,092,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1301
DEPARTMENT OF LABOR AND EMPLOYMENT

Region II - Cagayan Valley	916,000	200,000	1,116,000

Regional Office - II	916,000	200,000	1,116,000
Region III - Central Luzon	916,000	200,000	1,116,000

Regional Office - III	916,000	200,000	1,116,000
Region IVA - CALABARZON	916,000	200,000	1,116,000

Regional Office - IVA	916,000	200,000	1,116,000
Region IVB - MIMAROPA	904,000	200,000	1,104,000

Regional Office - IVB	904,000	200,000	1,104,000
Region V - Bicol	916,000	200,000	1,116,000

Regional Office - V	916,000	200,000	1,116,000
Region VI - Western Visayas	916,000	200,000	1,116,000

Regional Office - VI	916,000	200,000	1,116,000
Region VII - Central Visayas	916,000	200,000	1,116,000

Regional Office - VII	916,000	200,000	1,116,000
Region VIII - Eastern Visayas	904,000	200,000	1,104,000

Regional Office - VIII	904,000	200,000	1,104,000
Region IX - Zamboanga Peninsula	916,000	200,000	1,116,000

Regional Office - IX	916,000	200,000	1,116,000
Region X - Northern Mindanao	916,000	200,000	1,116,000

Regional Office - X	916,000	200,000	1,116,000
Region XI - Davao	916,000	200,000	1,116,000

Regional Office - XI	916,000	200,000	1,116,000
Region XII - SOCCSKSARGEN	916,000	400,000	1,316,000

Regional Office - XII	916,000	400,000	1,316,000
Region XIII - Caraga	904,000	200,000	1,104,000

Regional Office - XIII	904,000	200,000	1,104,000
Recognition of Professional Qualifications through International Agreements, Treaties and Laws	15,441,000	9,627,000	25,068,000

1302	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

National Capital Region (NCR)	15,441,000	9,627,000		25,068,000

Central Office	15,441,000	9,627,000		25,068,000

Sub-total, Support to Operations	48,117,000	118,633,000	34,130,000	200,880,000

Operations
PROFESSIONAL LICENSURE PROGRAM	517,615,000	609,181,000	24,156,000	1,150,952,000

Administration of Licensure
Examinations of Regulated Professions	517,615,000	609,181,000	24,156,000	1,150,952,000

National Capital Region (NCR)	391,071,000	274,903,000	13,020,000	678,994,000

Central Office	371,035,000	99,150,000	12,000,000	482,185,000
Regional Office - NCR	20,036,000	175,753,000	1,020,000	196,809,000
Region I - Ilocos	8,625,000	14,428,000		23,053,000

Regional Office - I	8,625,000	14,428,000		23,053,000
Cordillera Administrative Region (CAR)	9,369,000	41,012,000	1,052,000	51,433,000

Regional Office - (CAR)	9,369,000	41,012,000	1,052,000	51,433,000
Region II - Cagayan Valley	7,816,000	15,372,000	660,000	23,848,000

Regional Office - II	7,816,000	15,372,000	660,000	23,848,000
Region III - Central Luzon	7,535,000	14,059,000	340,000	21,934,000

Regional Office - III	7,535,000	14,059,000	340,000	21,934,000
Region IVA - CALABARZON	7,814,000	20,773,000		28,587,000

Regional Office - IVA	7,814,000	20,773,000		28,587,000
Region IVB - MIMAROPA	7,819,000	10,666,000		18,485,000

Regional Office - IVB	7,819,000	10,666,000		18,485,000
Region V - Bicol	8,512,000	16,589,000	1,979,000	27,080,000

Regional Office - V	8,512,000	16,589,000	1,979,000	27,080,000
Region VI - Western Visayas	10,046,000	23,044,000	963,000	34,053,000

Regional Office - VI	10,046,000	23,044,000	963,000	34,053,000
Region VII - Central Visayas	10,285,000	36,019,000	712,000	47,016,000

Regional Office - VII	10,285,000	36,019,000	712,000	47,016,000
Region VIII - Eastern Visayas	8,242,000	18,128,000		26,370,000

Regional Office - VIII	8,242,000	18,128,000		26,370,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1303
DEPARTMENT OF LABOR AND EMPLOYMENT

Region IX - Zamboanga Peninsula	7,481,000	22,492,000	2,302,000	32,275,000

Regional Office - IX	7,481,000	22,492,000	2,302,000	32,275,000
Region X - Northern Mindanao	9,894,000	28,775,000	1,343,000	40,012,000

Regional Office - X	9,894,000	28,775,000	1,343,000	40,012,000
Region XI - Davao	7,986,000	35,861,000	1,785,000	45,632,000

Regional Office - XI	7,986,000	35,861,000	1,785,000	45,632,000
Region XII - SOCCSKSARGEN	8,904,000	17,930,000		26,834,000

Regional Office - XII	8,904,000	17,930,000		26,834,000
Region XIII - Caraga	6,216,000	19,130,000		25,346,000

Regional Office - XIII	6,216,000	19,130,000		25,346,000
PROFESSIONAL REGULATION PROGRAM	224,936,000	165,680,000		390,616,000

Investigation, Adjudication, and Conduct of Legal Research and Opinion	53,998,000	6,384,000		60,382,000

National Capital Region (NCR)	24,645,000	4,884,000		29,529,000

Central Office	20,455,000	4,534,000		24,989,000
Regional Office - NCR	4,190,000	350,000		4,540,000
Region I - Ilocos	1,697,000	100,000		1,797,000

Regional Office - I	1,697,000	100,000		1,797,000
Cordillera Administrative Region (CAR)	1,735,000	100,000		1,835,000

Regional Office - (CAR)	1,735,000	100,000		1,835,000
Region II - Cagayan Valley	1,702,000	100,000		1,802,000

Regional Office - II	1,702,000	100,000		1,802,000
Region III - Central Luzon	2,794,000	100,000		2,894,000

Regional Office - III	2,794,000	100,000		2,894,000
Region IVA - CALABARZON	1,439,000	100,000		1,539,000

Regional Office - IVA	1,439,000	100,000		1,539,000
Region IVB - MIMAROPA	2,794,000	100,000		2,894,000

Regional Office - IVB	2,794,000	100,000		2,894,000
Region V - Bicol	2,826,000	100,000		2,926,000

Regional Office - V	2,826,000	100,000		2,926,000

1304	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region VI - Western Visayas	1,440,000	100,000	1,540,000

Regional Office - VI	1,440,000	100,000	1,540,000
Region VII - Central Visayas	1,699,000	100,000	1,799,000

Regional Office - VII	1,699,000	100,000	1,799,000
Region VIII - Eastern Visayas	2,826,000	100,000	2,926,000

Regional Office - VIII	2,826,000	100,000	2,926,000
Region IX - Zamboanga Peninsula	2,794,000	100,000	2,894,000

Regional Office - IX	2,794,000	100,000	2,894,000
Region X - Northern Mindanao	2,814,000	100,000	2,914,000

Regional Office - X	2,814,000	100,000	2,914,000
Region XI - Davao	1,094,000	100,000	1,194,000

Regional Office - XI	1,094,000	100,000	1,194,000
Region XII - SOCCSKSARGEN		100,000	100,000

Regional Office - XII		100,000	100,000
Region XIII - Caraga	1,699,000	100,000	1,799,000

Regional Office - XIII	1,699,000	100,000	1,799,000
Inspection, Monitoring, Accreditation of Firms, Institutions and Organizations, and Continuing Professional Development Program	102,291,000	15,490,000	117,781,000

National Capital Region (NCR)	24,152,000	12,373,000	36,525,000

Central Office	14,468,000	11,973,000	26,441,000
Regional Office - NCR	9,684,000	400,000	10,084,000
Region I - Ilocos	2,877,000	150,000	3,027,000

Regional Office - I	2,877,000	150,000	3,027,000
Cordillera Administrative Region (CAR)	6,817,000	100,000	6,917,000

Regional Office - CAR	6,817,000	100,000	6,917,000
Region II - Cagayan Valley	6,000,000	150,000	6,150,000

Regional Office - II	6,000,000	150,000	6,150,000
Region III - Central Luzon	4,525,000	250,000	4,775,000

Regional Office - III	4,525,000	250,000	4,775,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1305
DEPARTMENT OF LABOR AND EMPLOYMENT

Region IVA - CALABARZON	5,027,000	250,000	5,277,000

Regional Office - IVA	5,027,000	250,000	5,277,000
Region IVB - MIMAROPA	5,917,000	150,000	6,067,000

Regional Office - IVB	5,917,000	150,000	6,067,000
Region V - Bicol	5,939,000	200,000	6,139,000

Regional Office - V	5,939,000	200,000	6,139,000
Region VI - Western Visayas	4,323,000	300,000	4,623,000

Regional Office - VI	4,323,000	300,000	4,623,000
Region VII - Central Visayas	4,265,000	300,000	4,565,000

Regional Office - VII	4,265,000	300,000	4,565,000
Region VIII - Eastern Visayas	5,582,000	150,000	5,732,000

Regional Office - VIII	5,582,000	150,000	5,732,000
Region IX - Zamboanga Peninsula	4,321,000	250,000	4,571,000

Regional Office - IX	4,321,000	250,000	4,571,000
Region X - Northern Mindanao	4,215,000	200,000	4,415,000

Regional Office - X	4,215,000	200,000	4,415,000
Region XI - Davao	5,015,000	200,000	5,215,000

Regional Office - XI	5,015,000	200,000	5,215,000
Region XII - SOCCSKSARGEN	7,335,000	367,000	7,702,000

Regional Office - XII	7,335,000	367,000	7,702,000
Region XIII - Caraga	5,981,000	100,000	6,081,000

Regional Office - XIII	5,981,000	100,000	6,081,000
Registration and Renewal of Professional Licenses,and Recognition of Qualification Title	68,647,000	143,806,000	212,453,000

National Capital Region (NCR)	16,918,000	123,625,000	140,543,000

Central Office	8,669,000	119,446,000	128,115,000
Regional Office - NCR	8,249,000	4,179,000	12,428,000
Region I - Ilocos	3,900,000	1,116,000	5,016,000

Regional Office - I	3,900,000	1,116,000	5,016,000

1306	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Cordillera Administrative Region (CAR)		4,318,000		1,085,000				5,403,000

Regional Office - CAR		4,318,000		1,085,000				5,403,000
Region II - Cagayan Valley		2,127,000		1,081,000				3,208,000

Regional Office - II		2,127,000		1,081,000				3,208,000
Region III - Central Luzon		3,104,000		1,773,000				4,877,000

Regional Office - III		3,104,000		1,773,000				4,877,000
Region IVA - CALABARZON		3,350,000		2,503,000				5,853,000

Regional Office - IVA		3,350,000		2,503,000				5,853,000
Region IVB - MIMAROPA		2,810,000		919,000				3,729,000

Regional Office - IVB		2,810,000		919,000				3,729,000
Region V - Bicol		2,435,000		1,213,000				3,648,000

Regional Office - V		2,435,000		1,213,000				3,648,000
Region VI - Western Visayas		4,239,000		1,475,000				5,714,000

Regional Office - VI		4,239,000		1,475,000				5,714,000
Region VII - Central Visayas		3,566,000		1,910,000				5,476,000

Regional Office - VII		3,566,000		1,910,000				5,476,000
Region VIII - Eastern Visayas		3,378,000		1,011,000				4,389,000

Regional Office - VIII		3,378,000		1,011,000				4,389,000
Region IX - Zamboanga Peninsula		3,724,000		1,373,000				5,097,000

Regional Office - IX		3,724,000		1,373,000				5,097,000
Region X - Northern Mindanao		4,290,000		1,245,000				5,535,000

Regional Office - X		4,290,000		1,245,000				5,535,000
Region XI - Davao		4,304,000		1,269,000				5,573,000

Regional Office - XI		4,304,000		1,269,000				5,573,000
Region XII - SOCCSKSARGEN		3,332,000		1,369,000				4,701,000

Regional Office - XII		3,332,000		1,369,000				4,701,000
Region XIII - Caraga		2,852,000		839,000				3,691,000

Regional Office - XIII		2,852,000		839,000				3,691,000

Sub-total, Operations		742,551,000		774,861,000		24,156,000		1,541,568,000

TOTAL NEW APPROPRIATIONS	₱	1,074,751,000	₱	1,206,042,000	₱	240,843,000	₱	2,521,636,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1307
DEPARTMENT OF LABOR AND EMPLOYMENT

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	563,575

Total Permanent Positions	563,575

Other Compensation Common to All
Personnel Economic Relief Allowance	21,912
Representation Allowance	7,068
Transportation Allowance	7,068
Clothing and Uniform Allowance	6,391
Honoraria	345,742
Mid-Year Bonus - Civilian	46,967
Year End Bonus	46,967
Cash Gift	4,565
Productivity Enhancement Incentive	4,565
Step Increment	1,413

Total Other Compensation Common to All	492,658

Other Benefits
PAG-IBIG Contributions	2,185
PhilHealth Contributions	13,511
Employees Compensation Insurance Premiums	1,095
Loyalty Award - Civilian	465
Terminal Leave	1,262

Total Other Benefits	18,518

Total Personnel Services	1,074,751

Maintenance and Other Operating Expenses
Travelling Expenses	45,527
Training and Scholarship Expenses	9,673
Supplies and Materials Expenses	252,742
Utility Expenses	39,918
Communication Expenses	50,379
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,524
Professional Services	9,876
General Services	449,799
Repairs and Maintenance	8,434
Taxes, Insurance Premiums and Other Fees	6,145
Other Maintenance and Operating Expenses
Advertising Expenses	800

1308	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Printing and Publication Expenses	881
Representation Expenses	6,837
Transportation and Delivery Expenses	127
Rent/Lease Expenses	299,115
Subscription Expenses	21,550
Bank Transaction Fee	4
Other Maintenance and Operating Expenses	711

Total Maintenance and Other Operating Expenses	1,206,042

Total Current Operating Expenditures	2,280,793

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	163,700
Machinery and Equipment Outlay	54,486
Transportation Equipment Outlay	12,534
Other Property Plant and Equipment Outlay	2,033
Intangible Assets Outlay	8,090

Total Capital Outlays	240,843

TOTAL NEW APPROPRIATIONS	2,521,636

G. TECHNICAL EDUCATION AND SKILLS DEVELOPMENT AUTHORITY

For general administration and support, support to operations, and operations, including foreign-assisted project(s), as indicated hereunder	₱	26,060,556,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	468,548,000	₱	91,821,000	₱	65,950,000	₱	626,319,000
Support to Operations		2,548,000		211,823,000		93,150,000		307,521,000
Operations		2,876,482,000		21,734,483,000		67,922,000		24,678,887,000

TECHNICAL EDUCATION AND SKILLS DEVELOPMENT POLICY PROGRAM		24,170,000		23,174,000				47,344,000
TECHNICAL EDUCATION AND SKILLS DEVELOPMENT REGULATORY PROGRAM		47,098,000		540,753,000				587,851,000
TECHNICAL EDUCATION AND SKILLS DEVELOPMENT PROGRAM		2,805,214,000		21,170,556,000		67,922,000		24,043,692,000

Total, Regular Programs		3,347,578,000		22,038,127,000		227,022,000		25,612,727,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1309
DEPARTMENT OF LABOR AND DEVELOPMENT

B. PROJECT(S)
Foreign-Assisted Project(s)				378,827,000		69,002,000		447,829,000

Total, Project(s)				378,827,000		69,002,000		447,829,000

TOTAL NEW APPROPRIATIONS	₱	3,347,578,000	₱	22,416,954,000	₱	296,024,000	₱	26,060,556,000

Special Provision(s)

1. Revolving Fund for Manufacturing and Production Programs. The revolving fund constituted from manufacturing and production programs, including auxiliary services of technical vocational schools shall be used for. (i) expenses directly incurred in the said manufacturing and production activities; (ii) student loans essential to support school-student projects or enterprises; (iii) other instructional programs of the school; and (iv) scholarship to students directly involved in the manufacturing and production programs of the school in accordance with L.O.I. No. 1026 dated May 23, 1980.

Disbursements or expenditures by the schools in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate civil and criminal actions under existing laws.

2. Revolving Fund for Training-cum-Production Activities. The revolving fund constituted from various training-cum-production activities such as, but not limited to, trade testing, use of training equipment and facilities, consultancy and technical services, and repair and maintenance services shall be used to defray all the operational expenses incurred in activities under the Sariling Sikap Program, including payment of honoraria of personnel in accordance with E.O. No. 939, s. 1984.

Disbursements or expenditures by the TESDA in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate civil and criminal actions under existing laws.

3. Training for Work Scholarship Program. The amount of Eight Billion Sixty One Million Five Hundred Forty Three Thousand Pesos (₱8,061,543,000) appropriated herein for the Training for Work Scholarship Program under the Promotion, Development, Implementation, Monitoring, and Evaluation of Technical Education and Skills Development Scholarship and Student Assistance Programs shall be used to support rapid, inclusive, and sustained economic growth through the course offerings to key employment generators in the areas of agri-fishery, agri-business, agro-industrial, tourism, information technology-business process management, semiconductor and electronics, automotives, other priority manufacturing industries, logistics, general infrastructure, and new and emerging sectors and in-demand jobs based on the Latest Market Information Report of the DOLE. Provided, That priority shall be for the training, upskilling, and reskilling of Filipino learners, workers and professionals in Artificial Intelligence (AI) and related technologies, creative industries, semiconductors and electronics manufacturing industry, and healthcare-related programs, including but not limited to pharmacy assistants, dental technologists, medical technologists, radiologic technologists, caregivers, and nurses: Provided, further, That TESDA shall strengthen partnerships with industry, academe and other government agencies to align the skills development with labor market needs and national priorities, consistent with the current and ongoing strategies. In addition, a majority of the training programs offered to trainees shall be those that are eligible for competency assessment and certification and the beneficiaries thereof shall undergo mandatory assessment and certification. In no case shall more than two percent (2%) of the said amount be used for administrative expenses.

In the selection of students, the TESDA shall prioritize those without prior formal or vocational training as well as those coming from regions or provinces where the absolute number of poor residents and the incidence of poverty are high, as identified in the latest official poverty statistics of the PSA. The TESDA shall update its existing database to effectively monitor the employment of graduates under this Program.

4. Special Training for Employment Program (STEP). The amount of Three Billion Seven Hundred Fifty Nine Million Five Hundred Fifty Thousand Pesos (₱3,759,550,000) appropriated herein for the Special Training for Employment Program under the Promotion, Development and Implementation of Quality Technical Education and Skills Development Programs shall be used for the conduct of community-based specialty training: Provided, That at least One Hundred Million Pesos (₱l00,000,000) shall be used for the implementation of community-based livelihood programs in 4th and 5th class municipalities consistent with R.A. No. 9509 (Barangay Livelihood and Skills Training Act of 2008). In no case shall more than two percent (2%) of the said amount he used for administrative expenses.

In the identification of beneficiaries, the TESDA shall give priority to the following, in the order of preference: (ii indigent families under the National Household Targeting System for Poverty Reduction (NHTS-PR); (i) Informal Sector Families; (iii) those belonging to basic sectors, as defined under Republic Act No. 11291, otherwise known as the “Magna Carta of the Poor”; and (iv) those under the next lower poverty level, as determined by the DSWD.

TESDA shall provide and facilitate assistance to beneficiaries to access appropriate employment and to develop microenterprises.

Release of subsequent cash allocations shall be made only when the amount previously released has been fully liquidated in accordance with accounting and auditing rules and regulations.

5. Universal Access to Quality Tertiary Education. The amonnt of Five Billion Sixty Seven Million Five Hundred Sixteen Thousand Pesos (₱5,067,516,000) appropriated herein for the Universal Access to Quality Tertiary Education under the Promotion, Development and Implementation of Quality Technical Education and Skills Development Programs shall be used to cover the cost of tertiary education for all Filipino students enrolled in Technical Vocational Institutions (TVIs) registered under the TESDA pursuant to R.A. No. 10931 and its IRR. The amount appropriated shall cover tuition and other school fees for 2026.

Of the amount appropriated herein, Three Hundred Million Pesos (₱300,000,000) shall be used for the implementation of the Bagong Pilipinas Merit Scholarship Program as educational support for those coming from lower middle income households and below with successful admission to priority diploma programs in Philippine TVIs identified by TESDA.

The implementation of the Program and the eligibility of students shall be subject to guidelines to be issued jointly by the CHED, TESDA, and DepEd, in coordination with relevant government agencies.

In no case shall more than two percent (2%) of the total amount be used for administrative expenses.

1310	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

6. Tulong Trabaho Fund. The amount of One Billion Six Hundred Fifty Three Million Eight Hundred Seventy Seven Thousand Pesos (₱1,653,877,000) appropriated herein for the Tulong Trabaho Fund under the Promotion, Development and Implementation of Quality Technical Education and Skills Development Programs shall be used to develop modalities and programs to strengthen and upgrade the qualification and competencies of the Filipino workforce to meet the challenges of the rapidly evolving workplaces and work structures; provide for more innovative approaches to Technical-Vocational Education and Training (TVET) linked to the requirement of industry to primarily address unemployment and job-skills mismatch; facilitate access to quality TVET; and encourage the participation of industry and communities in competencies formation and upgrading towards a more competitive Filipino workforce, through funding of program offerings in higher level qualifications, in new and emerging skills in areas with critical skills shortages in identified priority sectors pursuant to R.A. No. 11230. In no case shall more than two percent (2%) of the said amount be used for administrative expenses.

The Fund shall likewise support the implementation and expansion of Enterprise-Based Education and Training Programs, including activities that strengthen enterprise partnerships, operationalize industry boards, and provide technical assistance to micro and small enterprises through support integrators.

In the selection of trainees, TESDA shall prioritize those who are not employed, Not in Education and Not in Training.

7. Enhancing Assessment and Certification Ecosystem. The amount of Five Hundred Five Million Nine Hundred Six Thousand Pesos (₱505,906,000) appropriated herein under the Development, Implementation, Monitoring, and Evaluation of Assessment and Cetification Systems shall be allocated as follows:

(a) Three Hundred Forty Eight Million Seven Hundred Twenty One Thousand Pesos (₱348,721,000) for assessment of technical and vocational skills of Senior High School learners for the issuance of National Certification;

(b) Ninety Nine Million Seven Hundred Twenty Thousand Pesos (₱99,720,000) for competency assessment and certification for workers; and

(c) Fifty Seven Million Four Hundred Sixty Five Thousand Pesos (₱57,465,000) to expand the number of accredited assessors.

8. Scholarship Program for Eligible Incumbent Child Development Workers (CDWS). The amount of Two Hundred Twenty Six Million Eight Hundred Ninety Five Thousand Pesos (₱226,895,000) appropriated herein under the Promotion, Development, and Implementation of Quality Technical Education and Skills Development Programs shall be used for the scholarship program of incumbent Child Development Workers (CDWS) to equip them with the necessary competencies to deliver improved early childhood services, pursuant to R.A. No. 12199.

In no case shall more than two percent (2%) of the total amount be used for administrative expenses.

9. Traditional Skills and Green Skills Training. The TESDA, in coordination with the National Commission for Culture and the Arts, the Philippine Textile Research Institute and the Philippine Fiber Industry Development Authority, shall include in their non-formal technical vocational education and training the traditional skills such as, but not limited to, wood carving, pottery making, weaving, arts, and crafts, taking into consideration the availability of materials in the locality.

The TESDA, in coordination with the DOLE, shall likewise conduct a skills and training needs assessment for green jobs, include in their Technical-Vocational Education and Training the Competencies for Green Jobs, and accelerate its development and provision of green skills training programs pursuant to R.A No. 10771.

10. Electronic Voucher Program. The TESDA shall implement a digital voucher program to cover the cost of tertiary education for all Filipino students enrolled in TVIS registered under the TESDA pursuant to R.A. No. 10931 and its IRR. The program shall be administered through a secure digital platform and priority shall be given to learners from lower middle-income households and below.

11. Application of Benefits to Teachers in Technical Education and Skills Development Authority-Supervised Institutions. Teachers of equivalent positions in TESDA-Supervised Institutions shall likewise be entitled to the benefits granted to teachers under the DepEd.

12. Reporting and Posting Requirements. The TESDA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) TESDA’s website.

The TESDA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

13. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	202,595,000	₱	91,821,000	₱	65,950,000	₱	360,366,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1311
DEPARTMENT OF LABOR AND DEVELOPMENT

National Capital Region (NCR)	202,595,000	91,821,000	65,950,000	360,366,000

Central Office	202,595,000	91,821,000	65,950,000	360,366,000
Administration of Personnel Benefits	265,953,000			265,953,000

National Capital Region (NCR)	265,953,000			265,953,000

Central Office	265,953,000			265,953,000

Sub-total, General Administration and Support	468,548,000	91,821,000	65,950,000	626,319,000

Support to Operations
Provision of Management and Information Technology Services	2,548,000	211,823,000	93,150,000	307,521,000

National Capital Region (NCR)	2,548,000	211,823,000	93,150,000	307,521,000

Central Office	2,548,000	211,823,000	93,150,000	307,521,000

Sub-total, Support to Operations	2,548,000	211,823,000	93,150,000	307,521,000

Operations
TECHNICAL EDUCATION AND SKILLS DEVELOPMENT POLICY PROGRAM	24,170,000	23,174,000		47,344,000

Formulation of Technical Education and Skills Development Policies, Plans and Programs	24,170,000	23,174,000		47,344,000

National Capital Region (NCR)	24,170,000	23,174,000		47,344,000

Central Office	24,170,000	23,174,000		47,344,000
TECHNICAL EDUCATION AND SKILLS DEVELOPMENT REGULATORY PROGRAM	47,098,000	540,753,000		587,851,000

Development, Implementation, Monitoring and Evaluation of Quality Assurance for Technical Education and Skills Development Provision	4,631,000	9,831,000		14,462,000

National Capital Region (NCR)	4,631,000	9,831,000		14,462,000

Central Office	4,631,000	9,831,000		14,462,000
Development, Implementation, Monitoring, and Evaluation of Assessment and Certification Systems	21,067,000	513,747,000		534,814,000

National Capital Region (NCR)	21,067,000	513,747,000		534,814,000

Central Office	21,067,000	513,747,000		534,814,000
Competency Standards Development	21,400,000	17,175,000		38,575,000

National Capital Region (NCR)	21,400,000	17,175,000		38,575,000

Central Office	21,400,000	17,175,000		38,575,000

1312	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

TECHNICAL EDUCATION AND SKILLS DEVELOPMENT PROGRAM	2,805,214,000	21,170,556,000	67,922,000	24,043,692,000

Promotion, Development and Implementation of Quality Technical Education and Skills Development Programs	1,841,628,000	13,109,013,000	67,922,000	15,018,563,000

National Capital Region (NCR)	117,516,000	11,382,488,000	27,912,000	11,527,916,000

Central Office	86,730,000	11,286,775,000	27,912,000	11,401,417,000
National Capital Region	30,786,000	95,713,000		126,499,000
Region I - Ilocos	124,061,000	139,554,000		263,615,000

Regional Office - I	37,964,000	125,208,000		163,172,000
Bangui Institute of Technology (formerly Bangui School of Fisheries)	11,196,000	2,367,000		13,563,000
Luciano Milan Memorial School of Arts and Trades	16,227,000	3,002,000		19,229,000
Marcos Agro-Industrial School	18,410,000	3,498,000		21,908,000
Pangasinan School of Arts and Trades	29,748,000	3,350,000		33,098,000
Pangasinan Technological Institute	10,516,000	2,129,000		12,645,000
Cordillera Administrative Region (CAR)	58,414,000	97,106,000		155,520,000

Regional Office - CAR	10,806,000	75,569,000		86,375,000
Cordillera State Institute of Technical Education	47,608,000	21,537,000		69,145,000
Region II - Cagayan Valley	141,322,000	117,976,000	40,010,000	299,308,000

Regional Office II	13,079,000	97,598,000		110,677,000
Aparri School of Arts and Trades	31,601,000	5,347,000		36,948,000
Isabela School of Arts and Trades	40,581,000	3,641,000	40,010,000	84,232,000
Kasibu National Agricultural School	8,963,000	2,640,000		11,603,000
Lasam National Agricultural School	16,155,000	2,719,000		18,874,000
Southern Isabela College of Arts and Trades	30,943,000	6,031,000		36,974,000
Region III - Central Luzon	85,297,000	113,883,000		199,180,000

Regional Office III	68,247,000	107,768,000		176,015,000
Concepcion Vocational School	8,265,000	3,337,000		11,602,000
Gonzalo Puyat School of Arts and Trades	8,785,000	2,778,000		11,563,000
Region IVA - CALABARZON	116,745,000	105,680,000		222,425,000

Regional Office - IVA	52,559,000	93,003,000		145,562,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1313
DEPARTMENT OF LABOR AND DEVELOPMENT

Bondoc Peninsula Technological Institute	8,543,000	2,304,000	10,847,000
Jacobo Z. Gonzales Memorial School of Arts and Trades	31,671,000	4,385,000	36,056,000
Quezon National Agricultural School	23,972,000	5,988,000	29,960,000
Region IVB - MIMAROPA	96,241,000	88,227,000	184,468,000

Regional Office - IVB		59,942,000	59,942,000
Buyabod School of Arts and Trades	12,327,000	5,359,000	17,686,000
Puerto Princesa School of Arts and Trades	21,726,000	5,133,000	26,859,000
Rizal, Occidental Mindoro TESDA
Training and Accreditation Center	7,834,000	6,350,000	14,184,000
Romblon National Institute of Technology	16,926,000	4,936,000	21,862,000
Simeon Suan Vocational and Technical College	23,815,000	3,268,000	27,083,000
Torrijos Poblacion School of Arts and Trades	13,613,000	3,239,000	16,852,000
Region V - Bicol	180,757,000	109,394,000	290,151,000

Regional Office V	45,348,000	75,859,000	121,207,000
Bulusan National Vocational and Technical School	10,578,000	3,793,000	14,371,000
Cabugao School of Handicrafts & Cottage Industries	14,764,000	3,530,000	18,294,000
Camarines Sur Institute of Fisheries and
Marine Sciences	39,635,000	12,031,000	51,666,000
Masbate School of Fisheries	16,985,000	2,755,000	19,740,000
Ragay Polytechnic Skills Institute	14,438,000	2,720,000	17,158,000
San Francisco Institute of Science and Technology	27,931,000	4,568,000	32,499,000
Sorsogon National Agricultural School	11,078,000	4,138,000	15,216,000
Region VI - Western Visayas	194,061,000	129,388,000	323,449,000

Regional Office VI	60,682,000	114,425,000	175,107,000
Dumalag Vocational Technical School	37,866,000	4,236,000	42,102,000
Leon Ganzon Polytechnic College	36,994,000	3,228,000	40,222,000
New Lucena Polytechnic College	29,395,000	3,537,000	32,932,000
Passi Trade School	29,124,000	3,962,000	33,086,000
Negros Island Region (NIR)	7,995,000	4,146,000	12,141,000

Lazi Technical Institute	7,995,000	4,146,000	12,141,000

1314	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region VII - Central Visayas	61,070,000	95,825,000	156,895,000

Regional Office VII	61,070,000	95,825,000	156,895,000
Region VIII - Eastern Visayas	168,462,000	97,176,000	265,638,000

Regional Office VIII	44,234,000	75,345,000	119,579,000
Arteche National Agricultural School	18,858,000	3,095,000	21,953,000
Balangiga National Agricultural School	13,220,000	2,663,000	15,883,000
Balicuatro College of Arts and Trades	29,325,000	4,126,000	33,451,000
Cabucgayan National School of Arts & Trades	16,340,000	3,865,000	20,205,000
Calubian National Vocational School	17,735,000	2,740,000	20,475,000
Las Navas Agro-Industrial School	10,393,000	2,509,000	12,902,000
Samar National School of Arts and Trades	18,357,000	2,833,000	21,190,000
Region IX - Zamboanga Peninsula	79,878,000	102,427,000	182,305,000

Regional Office IX	26,372,000	86,634,000	113,006,000
Dipolog School of Fisheries	18,603,000	5,781,000	24,384,000
Zamboanga Sibugay Polytechnic Institute	34,903,000	10,012,000	44,915,000
Region X - Northern Mindanao	128,317,000	180,171,000	308,488,000

Regional Office X	47,233,000	157,398,000	204,631,000
Cagayan de Oro (BUGO) School of Arts and Trades	23,515,000	3,969,000	27,484,000
Camiguin School of Arts and Trades	7,984,000	3,250,000	11,234,000
Kinoguitan National Agricultural School	12,276,000	2,916,000	15,192,000
Lanao del Norte National Agro-Industrial School	10,252,000	3,149,000	13,401,000
Oroquieta Agro-Industrial School	15,458,000	5,326,000	20,784,000
Salvador Trade School	11,599,000	4,163,000	15,762,000
Region XI - Davao	130,494,000	215,052,000	345,546,000

Regional Office XI	70,536,000	197,703,000	268,239,000
Carmelo de los Cientos, Sr. National Trade School	17,530,000	4,272,000	21,802,000
Davao National Agricultural School	14,019,000	3,635,000	17,654,000
Lupon School of Fisheries	18,905,000	6,547,000	25,452,000
Wangan National Agricultural School	9,504,000	2,895,000	12,399,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1315
DEPARTMENT OF LABOR AND DEVELOPMENT

Region XII - SOCCSKSARGEN	67,337,000	65,272,000	132,609,000

Regional Office XII	39,093,000	60,954,000	100,047,000
General Santos National School of Arts and Trades	28,244,000	4,318,000	32,562,000
Region XIII - Caraga	83,661,000	65,248,000	148,909,000

Regional Office XIII	36,303,000	48,890,000	85,193,000
Agusan del Sur School of Arts and Trades	17,836,000	7,082,000	24,918,000
Northern Mindanao School of Fisheries	15,577,000	4,454,000	20,031,000
Surigao del Norte College of Agriculture and Technology	13,945,000	4,822,000	18,767,000
Promotion, Development, Implementation, Monitoring, and Evaluation of Technical Education and Skills Development Scholarship and Student Assistance Programs	963,586,000	8,061,543,000	9,025,129,000

National Capital Region (NCR)	95,734,000	6,784,037,000	6,879,771,000

Central Office	1,591,000	6,520,186,000	6,521,777,000
National Capital Region	94,143,000	263,851,000	357,994,000
Region I - Ilocos	50,082,000	71,892,000	121,974,000

Regional Office - I	50,082,000	71,892,000	121,974,000
Cordillera Administrative Region (CAR)	50,870,000	25,264,000	76,134,000

Regional Office - CAR	50,870,000	25,264,000	76,134,000
Region II - Cagayan Valley	77,416,000	39,421,000	116,837,000

Regional Office II	77,416,000	39,421,000	116,837,000
Region III - Central Luzon	65,686,000	132,820,000	198,506,000

Regional Office III	65,686,000	132,820,000	198,506,000
Region IVA - CALABARZON	57,593,000	250,235,000	307,828,000

Regional Office - IVA	57,593,000	250,235,000	307,828,000
Region IVB - MIMAROPA	71,113,000	45,224,000	116,337,000

Regional Office - IVB	71,113,000	45,224,000	116,337,000
Region V - Bicol	62,227,000	75,343,000	137,570,000

Regional Office V	62,227,000	75,343,000	137,570,000
Region VI - Western Visayas	63,183,000	109,717,000	172,900,000

Regional Office VI	63,183,000	109,717,000	172,900,000

1316	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region VII - Central Visayas		49,245,000		112,156,000				161,401,000

Regional Office VII		49,245,000		112,156,000				161,401,000
Region VIII - Eastern Visayas		61,416,000		58,006,000				119,422,000

Regional Office VIII		61,416,000		58,006,000				119,422,000
Region IX - Zamboanga Peninsula		43,580,000		64,833,000				108,413,000

Regional Office IX		43,580,000		64,833,000				108,413,000
Region X - Northern Mindanao		59,889,000		96,163,000				156,052,000

Regional Office X		59,889,000		96,163,000				156,052,000
Region XI - Davao		52,762,000		71,130,000				123,892,000

Regional Office XI		52,762,000		71,130,000				123,892,000
Region XII - SOCCSKSARGEN		49,039,000		85,265,000				134,304,000

Regional Office XII		49,039,000		85,265,000				134,304,000
Region XIII - Caraga		53,751,000		40,037,000				93,788,000

Regional Office XIII		53,751,000		40,037,000				93,788,000

Sub-total, Operations		2,876,482,000		21,734,483,000		67,922,000		24,678,887,000

Total, Regular Programs		3,347,578,000		22,038,127,000		227,022,000		25,612,727,000

B. PROJECT(S)
Foreign-Assisted Project(s)
Supporting Innovation in the Philippine Technical and Vocational Education and Training System (SIPTVETS) ADB Loan No. 4268-PH				378,827,000		69,002,000		447,829,000

National Capital Region (NCR)				378,827,000		69,002,000		447,829,000

Central Office				378,827,000		69,002,000		447,829,000

Loan Proceeds				225,956,000		69,002,000		294,958,000
GOP Counterpart				152,871,000				152,871,000

Sub-total, Foreign-Assisted Project(s)				378,827,000		69,002,000		447,829,000

Total, Project(s)				378,827,000		69,002,000		447,829,000

TOTAL NEW APPROPRIATIONS	₱	3,347,578,000	₱	22,416,954,000	₱	296,024,000	₱	26,060,556,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

JANUARY 5, 2026	OFFICIAL GAZETTE	1317
DEPARTMENT OF LABOR AND DEVELOPMENT

Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,347,698

Total Permanent Positions	2,347,698

Other Compensation Common to All
Personnel Economic Relief Allowance	99,492
Representation Allowance	20,617
Transportation Allowance	20,065
Clothing and Uniform Allowance	29,022
Mid-Year Bonus - Civilian	195,642
Year End Bonus	195,642
Cash Gift	20,730
Productivity Enhancement Incentive	20,730
Step Increment	5,871

Total Other Compensation Common to All	607,811

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	6,538
Lump-sum for Filling of Positions - Civilian	233,098

Total Other Compensation for Specific Groups	239,636

Other Benefits
PAG-IBIG Contributions	9,947
PhilHealth Contributions	56,573
Employees Compensation Insurance Premiums	4,980
Loyalty Award - Civilian	2,815
Terminal Leave	32,855

Total Other Benefits	107,170

Non-Permanent Positions	45,263

Total Personnel Services	3,347,578

Maintenance and Other Operating Expenses
Travelling Expenses	147,614
Training and Scholarship Expenses	20,630,602
Supplies and Materials Expenses	523,467
Utility Expenses	155,640
Communication Expenses	51,717
Awards/Rewards and Prizes	4,399
Survey, Research, Exploration and Development Expenses	9,871
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,873
Professional Services	330,454
General Services	156,888

1318	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Repairs and Maintenance	80,432
Taxes, Insurance Premiums and Other Fees	38,949
Labor and Wages	150
Other Maintenance and Operating Expenses
Advertising Expenses	13,996
Printing and Publication Expenses	11,688
Representation Expenses	18,095
Transportation and Delivery Expenses	14,044
Rent/Lease Expenses	13,940
Membership Dues and Contributions to Organizations	2,927
Subscription Expenses	51,630
Donations	5
Other Maintenance and Operating Expenses	155,573

Total Maintenance and Other Operating Expenses	22,416,954

Total Current Operating Expenditures	25,764,532

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	40,010
Machinery and Equipment Outlay	190,064
Transportation Equipment Outlay	65,950

Total Capital Outlays	296,024

TOTAL NEW APPROPRIATIONS	26,060,556

JANUARY 5, 2026	OFFICIAL GAZETTE	1319
DEPARTMENT OF LABOR AND DEVELOPMENT

GENERAL SUMMARY

DEPARTMENT OF LABOR AND EMPLOYMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	2,148,640,000	₱	27,618,282,000	₱	215,217,000	₱	29,982,139,000
B. INSTITUTE FOR LABOR STUDIES		37,265,000		35,769,000		4,870,000		77,904,000
C. NATIONAL CONCILIATION AND MEDIATION
BOARD		192,355,000		124,354,000		54,453,000		371,162,000
D. NATIONAL LABOR RELATIONS COMMISSION		1,414,977,000		308,291,000		79,770,000		1,803,038,000
E. NATIONAL WAGES AND PRODUCTIVITY
COMMISSION		206,866,000		134,257,000		15,940,000		357,063,000
F. PROFESSIONAL REGULATION COMMISSION		1,074,751,000		1,206,042,000		240,843,000		2,521,636,000
G. TECHNICAL EDUCATION AND SKILLS
DEVELOPMENT AUTHORITY		3,347,578,000		22,416,954,000		296,024,000		26,060,556,000

TOTAL NEW APPROPRIATIONS,
DEPARTMENT OF LABOR AND EMPLOYMENT	₱	8,422,432,000	₱	51,843,949,000	₱	907,117,000	₱	61,173,498,000

1320	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

XX. DEPARTMENT OF MIGRANT WORKERS

A. OFFICE OF THE SECRETARY

For general administration and support, and operations, as indicated hereunder	₱	6,770,018,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	328,763,000	₱	517,020,000	₱	130,260,000	₱	976,043,000
Operations		2,129,181,000		3,263,990,000		400,804,000		5,793,975,000

OVERSEAS EMPLOYMENT AND WELFARE PROGRAM		1,625,979,000		3,120,771,000		152,650,000		4,899,400,000
OVERSEAS EMPLOYMENT REGULATORY PROGRAM		198,289,000		73,957,000				272,246,000
LABOR MIGRATION POLICY AND INTERNATIONAL COOPERATION PROGRAM		270,156,000		14,143,000				284,299,000
MARITIME RESEARCH AND SKILLS COMPETENCY PROGRAM		34,757,000		55,119,000		248,154,000		338,030,000

TOTAL NEW APPROPRIATIONS	₱	2,457,944,000	₱	3,781,010,000	₱	531,064,000	₱	6,770,018,000

Special Provision(s)

1. Verification Fees. In addition to the amounts appropriated herein, Five Hundred Eighty Million Five Hundred Ninety Four Thousand Pesos (₱580,594,000) sourced from collections of service fees for the verification of overseas employment contracts, recruitment agreements, or special powers of attorney, may be retained as a working fund for the administrative and operational expenses of Migrant Workers Offices for the promotion of overseas employment and welfare services to Filipino workers within the area of jurisdiction of foreign missions under the administration of the Department of Migrant Workers (DMW) in accordance with E.O. No. 1022, s. 1985, and subject to the guidelines issued jointly by the DBM, DMW, and BTr. The total amount of income retained as a working fund and the subsequent allotments to be released shall not exceed the amount of appropriations authorized for verification of overseas employment documents.

Implementation of this provision shall be subject to the judicious fiscal programming by the National Government.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Hospital Income. In addition to the amounts appropriated herein, all income generated from the operations of the Overseas Filipino Workers (OFW) Hospital shall be deposited in an authorized government depository bank and used to augment the hospital’s MOOE and Capital Outlay requirements, to ensure the provision of quality healthcare services to OFWs, their dependents, and other patients needing laboratory testing and medical treatment.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate civil and criminal actions under existing laws.

JANUARY 5, 2026	OFFICIAL GAZETTE	1321
DEPARTMENT OF MIGRANT WORKERS

The DMW shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year, its audited financial statements for the immediately preceding year. The Secretary of Migrant Workers and the agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the DMW website.

3. Monitoring Reintegration Program. The DMW, through the National Reintegration Center for OFWs, shall establish and maintain a unified results-based and data-driven monitoring framework covering all welfare and reintegration programs implemented by the DMW and the Overseas Workers Welfare Administration (OWWA).

The framework shall consolidate and analyze data on the impact and sustainability of assisted OFW enterprises, employment reintegration, and welfare assistance. It shall track outcomes for at least two (2) years after grant of assistance.

Within sixty (60) days after end of the reference fiscal year, the DMW shall submit to the DBM, COA, and Congress a report on program assessment, covering enterprise sustainability, income increase, employment status of reintegrees, and other sustainability indicators.

Two percent (2%) of total reintegration program funds shall be allocated for monitoring, evaluation, and third-party validation of outcomes or impact assessments.

4. Agarang Kalinga at Saklolo para sa mga OFWs na Nangangailangan (AKSYON) Fund. The amount of Two Billion Pesos (₱2,000,000,000) appropriated herein for the AKSYON Fund under Worker’s Welfare and Government Placement Services shall be used to provide legal, medical, financial and other forms of assistance to distressed OFWs and their family.

In the implementation of the AKSYON Fund Program, the DMW shall be permitted to utilize up to one and one half percent (1.5%) of the mentioned amount for program management costs and administrative expenses, including bank transaction fees, communication expenses, representation expenses, travel expenses, office and ICT supplies, postage and courier services, other professional services, and other maintenance and operating expenses to support effective program management.

5. Reporting and Posting Requirements. The DMW shall submit quarterly reports on its financial and physical accomplishments, within thirty days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the Budget and Treasury Management System (BTMS); and

(b) DMW’s website.

The DMW shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

6. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	295,699,000	₱	517,020,000	₱	130,260,000	₱	942,979,000

National Capital Region (NCR)		202,199,000		304,774,000		130,260,000		637,233,000

Central Office		194,120,000		294,402,000		130,260,000		618,782,000
Regional Office NCR		8,079,000		10,372,000				18,451,000
Region I - Ilocos		2,758,000		10,565,000				13,323,000

Regional Office I		2,758,000		10,565,000				13,323,000
Cordillera Administrative Region (CAR)		6,029,000		12,852,000				18,881,000

Regional Office CAR		6,029,000		12,852,000				18,881,000

1322	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region II - Cagayan Valley	5,082,000	11,640,000		16,722,000

Regional Office II	5,082,000	11 ,640,000		16,722,000
Region III - Central Luzon	7,008,000	14,909,000		21,917,000

Regional Office III	7,008,000	14,909,000		21,917,000
Region IVA - CALABARZON	7,723,000	19,250,000		26,973,000

Regional Office IVA	7,723,000	19,250,000		26,973,000
Region IVB - MIMAROPA	3,469,000	15,540,000		19,009,000

Regional Office IVB	3,469,000	15,540,000		19,009,000
Region V - Bicol	9,289,000	13,328,000		22,617,000

Regional Office V	9,289,000	13,328,000		22,617,000
Region VI - Western Visayas	7,608,000	19,225,000		26,833,000

Regional Office VI	7,608,000	19,225,000		26,833,000
Region VII - Central Visayas	6,381,000	18,051,000		24,432,000

Regional Office VII	6,381 ,000	18,051,000		24,432,000
Region VIII - Eastern Visayas	4,838,000	7,132,000		11,970,000

Regional Office VIII	4,838,000	7,132,000		11,970,000
Region IX - Zamboanga Peninsula	6,945,000	13,504,000		20,449,000

Regional Office IX	6,945,000	13,504,000		20,449,000
Region X - Northern Mindanao	5,252,000	13,264,000		18,516,000

Regional Office X	5,252,000	13,264,000		18,516,000
Region XI - Davao	5,942,000	19,308,000		25,250,000

Regional Office XI	5,942,000	19,308,000		25,250,000
Region XII - SOCCSKSARGEN	3,752,000	13,600,000		17,352,000

Regional Office XII	3,752,000	13,600,000		17,352,000
Region XIII - Caraga	11,424,000	10,078,000		21,502,000

Regional Office XIII	11,424,000	10,078,000		21,502,000
Administration of Personnel Benefits	33,064,000			33,064,000

National Capital Region (NCR)	33,064,000			33,064,000
Central Office	33,064,000			33,064,000

Sub-total, General Administration and Support	328,163,000	517,020,000	130,260,000	976,043,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1323
DEPARTMENT OF MIGRANT WORKERS

Operations
OVERSEAS EIIIPLOfflNT AND WELFARE PROGRAM	1,625,979,000	3,120,771,000	152,650,000	4,899,400,000

Overseas Employment Facilitation Services	12,266,000	79,393,000	7,175,000	98,834,000

National Capital Region (NCR)	12,266,000	64,740,000	1,134,000	78,140,000

Central Office	12,266,000	59,454,000		71,720,000
Regional Office NCR		5,286,000	1,134,000	6,420,000
Region I - Ilocos		65,000	280,000	345,000

Regional Office I		65,000	280,000	345,000
Cordillera Administrative Region (CAR)		256,000	404,000	660,000

Regional Office CAR		256,000	404,000	660,000
Region II - Cagayan Valley		880,000	373,000	1,253,000

Regional Office II		880,000	373,000	1,253,000
Region III - Central Luzon		2,656,000	683,000	3,339,000

Regional Office III		2,656,000	683,000	3,339,000
Region IVA - CALABARZON		680,000	513,000	1,193,000

Regional Office IVA		680,000	513,000	1,193,000
Region IVB - MIMllROPll		745,000	388,000	1,133,000

Regional Office IVB		745,000	388,000	1,133,000
Region V- Bicol		250,000	388,000	638,000

Regional Office V		250,000	388,000	638,000
Region VI - Western Visayas		150,000	326,000	476,000

Regional Office VI		150,000	326,000	476,000
Region VII - Central Visayas		1,554,000	450,000	2,004,000

Regional Office VII		1,554,000	450,000	2,004,000
Region VIII - Eastern Visayas		1,195,000	341,000	1,536,000

Regional Office VIII		1,195,000	341 ,000	1,536,000
Region IX - Zamboanga Peninsula		1,190,000	311,000	1,501,000

Regional Office IX		1,190,000	311,000	1,501,000

1324	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region X - Northern Mindanao		1,370,000	341,000	1,711,000

Regional Office X		1,370,000	341,000	1,711,000
Region XI - Davao		1,637,000	435,000	2,072,000

Regional Office XI		1,637,000	435,000	2,072,000
Region XII - SOCCSKSARGEN		500,000	373,000	873,000

Regional Office XII		500,000	373,000	873,000
Region XIII - Caraga		1,525,000	435,000	1,960,000

Regional Office XIII		1,525,000	435,000	1,960,000
Worker’s Welfare and Government Placement Services	1,613,713,000	3,041,378,000	145,475,000	4,800,566,000

National Capital Region (NCR)	1,460,882,000	3,024,751,000	145,475,000	4,631,108,000

Central Office	1,440,429,000	3,020,629,000	145,475,000	4,606,533,000
Regional Office NCR	20,453,000	4,122,000		24,575,000
Region I - Ilocos	9,075,000	400,000		9,475,000

Regional Office I	9,075,000	400,000		9,475,000
Cordillera Administrative Region (CAR)	9,707,000	359,000		10,066,000

Regional Office CAR	9,707,000	359,000		10,066,000
Region II - Cagayan Valley	9,432,000	1,720,000		11,152,000

Regional Office II	9,432,000	1,720,000		11,152,000
Region III - Central Luzon	15,341,000	1,204,000		16,545,000

Regional Office III	15,341,000	1,204,000		16,545,000
Region IVA - CALABARZON	11,763,000	880,000		12,643,000

Regional Office IVA	11,763,000	880,000		12,643,000
Region IVB - MIMAROPA	10,655,000	1,845,000		12,500,000

Regional Office IVB	10,655,000	1,845,000		12,500,000
Region V - Bicol	9,197,000	279,000		9,476,000

Regional Office V	9,197,000	279,000		9,476,000
Region VI - Western Visayas	8,131,000	150,000		8,281,000

Regional Office VI	8,131,000	150,000		8,281,000
Region VII - Central Visayas	10,296,000	1,599,000		11,895,000

Regional Office VII	10,296,000	1,599,000		11,895,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1325
DEPARTMENT OF MIGRANT WORKERS

Region VIII - Eastern Visayas	10,669,000	1,635,000	12,304,000

Regional Office VIII	10,669,000	1,635,000	12,304,000
Region IX - Zamboanga Peninsula	8,744,000	1,312,000	10,056,000

Regional Office IX	8,744,000	1,312,000	10,056,000
Region X - Northern Mindanao	9,712,000	1,350,000	11,062,000

Regional Office X	9,712,000	1,350,000	11,062,000
Region XI - Davao	10,997,000	1,787,000	12,784,000

Regional Office XI	10,997,000	1,787,000	12,784,000
Region XII - SOCCSKSARGEN	9,870,000	170,000	10,040,000

Regional Office XII	9,870,000	170,000	10,040,000
Region XIII - CARAGA	9,242,000	1,937,000	11,179,000

Regional Office XIII	9,242,000	1,937,000	11,179,000
OVERSEAS EMPLOYMENT REGULATORY PROGRAM	198,289,000	73,957,000	272,246,000

Licensing and Regulation Services (Including Anti-Illegal Recruitment Services)	136,202,000	61,366,000	197,568,000

National Capital Region (NCR)	68,584,000	42,108,000	110,692,000

Central Office	49,781,000	35,764,000	85,545,000
Regional Office NCR	18,803,000	6,344,000	25,147,000
Region I - Ilocos	3,950,000	30,000	3,980,000

Regional Office I	3,950,000	30,000	3,980,000
Cordillera Administrative Region (CAR)	4,680,000	1,819,000	6,499,000

Regional Office CAR	4,680,000	1,819,000	6,499,000
Region II - Cagayan Valley	3,851,000	880,000	4,731,000

Regional Office II	3,851,000	880,000	4,731,000
Region III - Central Luzon	8,701,000	2,636,000	11,337,000

Regional Office III	8,701,000	2,636,000	11,337,000
Region IVA - CALABARZON	6,330,000	880,000	7,210,000

Regional Office IVA	6,330,000	880,000	7,210,000

1326	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Region IVB - MIMAROPA	6,680,000	1,595,000	8,275,000

Regional Office IVB	6,680,000	1,595,000	8,275,000
Region V - Bicol	2,820,000	963,000	3,783,000

Regional Office V	2,820,000	963,000	3,783,000
Region VI - Western Visayas	3,283,000	150,000	3,433,000

Regional Office VI	3,283,000	150,000	3,433,000
Region VII - Central Visayas	4,413,000	1,754,000	6,167,000

Regional Office VII	4,413,000	1,754,000	6,167,000
Region VIII - Eastern Visayas	1,697,000	1,635,000	3,332,000

Regional Office VIII	1,697,000	1,635,000	3,332,000
Region IX - Zamboanga Peninsula	3,248,000	1,214,000	4,462,000

Regional Office IX	3,248,000	1,214,000	4,462,000
Region X - Northern Mindanao	4,310,000	1,300,000	5,610,000

Regional Office X	4,310,000	1,300,000	5,610,000
Region XI - Davao	5,517,000	1,667,000	7,184,000

Regional Office XI	5,517,000	1,667,000	7,184,000
Region XII - SOCCSKSARGEN	4,617,000	1,150,000	5,767,000

Regional Office XII	4,617,000	1,150,000	5,767,000
Region XIII - Caraga	3,521,000	1,585,000	5,106,000

Regional Office XIII	3,521,000	1,585,000	5,106,000
Adjudication Service	62,087,000	12,591,000	74,678,000

National Capital Region	45,026,000	11,532,000	56,558,000

Central Office	24,023,000	7,468,000	31,491,000
Regional Office NCR	21,003,000	4,064,000	25,067,000
Region I - Ilocos	1,987,000	15,000	2,002,000

Regional Office I	1,987,000	15,000	2,002,000
Cordillera Administrative Region (CAR)	1,762,000	184,000	1,946,000

Regional Office CAR	1,762,000	184,000	1,946,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1327
DEPARTMENT OF MIGRANT WORKERS

Region II - Cagayan Valley	2,043,000			2,043,000

Regional Office II	2,043,000			2,043,000
Region III - Central Luzon	1,933,000			1,933,000

Regional Office III	1,933,000			1,933,000
Region IVA - CALABARZON	1,736,000	710,000		2,446,000

Regional Office IVA	1,736,000	710,000		2,446,000
Region IVB - MIMAROPA		50,000		50,000

Regional Office IVB		50,000		50,000
Region VI - Western Visayas	1,880,000	100,000		1,980,000

Regional Office VI	1,880,000	100,000		1,980,000
Region VII - Central Visayas	1,880,000			1,880,000

Regional Office VII	1,880,000			1,880,000
Region VIII - Eastern Visayas	1,960,000			1,960,000

Regional Office VIII	1,960,000			1,960,000
Region XI - Davao	1,880,000			1,880,000

Regional Office XI	1,880,000			1,880,000
LABOR MIGRATION POLICY AND INTERNATIONAL COOPERATION PROGRAM	270,156,000	14,143,000		284,299,000

Promotion of International Labor Affairs	270,156,000	14,143,000		284,299,000

National Capital Region (NCR)	270,156,000	14,143,000		284,299,000

Central Office	270,156,000	14,143,000		284,299,000
MARITIME RESEARCH AND SKILLS COMPETENCY PROGRAM	34,757,000	55,119,000	248,154,000	338,030,000

Maritime Training and Maritime Assessment Services	26,287,000	36,866,000	247,454,000	310,607,000

National Capital Region (NCR)	26,287,000	36,866,000	247,454,000	310,607,000

Central Office	26,287,000	36,866,000	247,454,000	310,607,000
Maritime Research Services	8,470,000	18,253,000	700,000	27,423,000

National Capital Region (NCR)	8,470,000	18,253,000	700,000	27,423,000

Central Office	8,470,000	18,253,000	700,000	27,423,000

1328	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Sub-total, Operations		2,129,181,000		3,263,990,000		400,804,000		5,793,975,000

TOTAL NEW APPROPRIATIONS	₱	2,457,944,000	₱	3,781,010,000	₱	531,064,000	₱	6,770,018,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	910,458

Total Permanent Positions	910,458

Other Compensation Common to All
Personnel Economic Relief Allowance	31,704
Representation Allowance	12,798
Transportation Allowance	12,798
Clothing and Uniform Allowance	9,247
Honoraria	10,882
Mid-Year Bonus - Civilian	75,867
Year End Bonus	75,867
Cash Gift	6,605
Productivity Enhancement Incentive	6,605
Step Increment	2,284

Total Other Compensation Common to All	244,657

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	776
Overseas Allowance	1,241,038
Special Counsel Allowance	1,920

Total Other Compensation for Specific Groups	1,243,734

Other Benefits
PAG-IBIG Contributions	3,164
PhilHealth Contributions	21,221
Employees Compensation Insurance Premiums	1,581
Loyalty Award - Civilian	65
Terminal Leave	33,064

Total Other Benefits	59,095

Total Personnel Services	2,457,944

Maintenance and Other Operating Expenses
Travelling Expenses	119,700

JANUARY 5, 2026	OFFICIAL GAZETTE	1329
DEPARTMENT OF MIGRANT WORKERS

Training and Scholarship Expenses	107,268
Supplies and Materials Expenses	450,365
Utility Expenses	121,724
Communication Expenses	100,533
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	6,474
Professional Services	512,942
General Services	150,038
Repairs and Maintenance	55,522
Financial Assistance/Subsidy	1,831,692
Taxes, Insurance Premiums and Other Fees	27,154
Other Maintenance and Operating Expenses
Advertising Expenses	1,661
Printing and Publication Expenses	4,076
Representation Expenses	93,862
Transportation and Delivery Expenses	200
Rent/Lease Expenses	59,324
Membership Dues and Contributions to Organizations	120
Subscription Expenses	71,692
Bank Transaction Fee	15,505
Other Maintenance and Operating Expenses	51,158

Total Maintenance and Other Operating Expenses	3,781,010

Total Current Operating Expenditures	6,238,954

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	242,954
Machinery and Equipment Outlay	287,473
Furniture, Fixtures and Books Outlay	637

Total Capital Outlays	531,064

TOTAL NEW APPROPRIATIONS	6,770,018

B. OVERSEAS WORKERS WELFARE ADMINISTRATION

For general administration and support, and operations, as indicated hereunder	₱	4,250,253,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	115,835,000	₱	836,879,000	₱	76,651,000	₱	1,029,365,000
Operations		863,531,000		2,338,907,000		18,450,000		3,220,888,000

1330	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

SOCIAL PROTECTION AND WELFARE FOR OFWs PROGRAM		863,531,000		2,338,907,000		18,450,000		3,220,888,000

TOTAL NEW APPROPRIATIONS	₱	979,366,000	₱	3,175,786,000	₱	95,101,000	₱	4,250,253,000

Special Provision(s)

1. Overseas Workers Welfare Administration Fund. The Overseas Workers Welfare Administration (OWWA) Fund constituted from the sum total of the amounts under the management and fiscal administration of the OWWA Board and Secretariat, membership contributions, investment and interest income, and income from other sources shall be used to serve the welfare of member-Overseas Filipino Workers (OFWs) and their families, including the reintegration of OFWs, repatriation assistance, loan and other credit assistance, workers assistance and on-site services, and social benefits, and to finance core programs and services of the OWWA in accordance with Section 35 and 38 of R.A. No. 10801.

Disbursements or expenditures by OWWA in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate civil and criminal action under existing laws.

2. Alagang OWWA Program. Of the amounts appropriated herein for the Alagang OWWA Program, Five Hundred Million Pesos (₱500,000,000) shall be allocated for the Alagang OWWA caravans, the Alagang OWWA step-up program, and the Alagang OWWA global emergency, calamity and crisis rapid response program.

3. Reporting and Posting Requirements. The OWWA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) OWWA’s website.

The OWWA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	101,900,000	₱	836,879,000	₱	76,651,000	₱	1,015,430,000

National Capital Region (NCR)		101,900,000		836,879,000		76,651,000		1,015,430,000

Central Office		101,900,000		836,879,000		76,651,000		1,015,430,000
Administration of Personnel Benefits		13,935,000						13,935,000

National Capital Region (NCR)		13,935,000						13,935,000

Central Office		13,935,000						13,935,000

Sub-total, General Administration and Support		115,835,000		836,879,000		76,651,000		1,029,365,000

Operations
SOCIAL PROTECTION AND WELFARE FOR OFWs PROGRAM		863,531,000		2,338,907,000		18,450,000		3,220,888,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1331
DEPARTMENT OF MIGRANT WORKERS

Training and Scholarship Grant		33,424,000						33,424,000

National Capital Region (NCR)		33,424,000						33,424,000

Central Office		33,424,000						33,424,000
Welfare Services		763,729,000		2,338,907,000		18,450,000		3,121,086,000

National Capital Region (NCR)		763,729,000		2,338,907,000		18,450,000		3,121,086,000

Central Office		763,729,000		2,338,907,000		18,450,000		3,121,086,000
Membership Promotion		66,378,000						66,378,000

National Capital Region (NCR)		66,378,000						66,378,000

Central Office		66,378,000						66,378,000

Sub-total, Operations		863,531,000		2,338,907,000		18,450,000		3,220,888,000

TOTAL NEW APPROPRIATIONS	₱	979,366,000	₱	3,175,786,000	₱	95,101,000	₱	4,250,253,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	292,549

Total Permanent Positions	292,549

Other Compensation Common to All
Personnel Economic Relief Allowance	9,528
Representation Allowance	4,656
Transportation Allowance	4,656
Clothing and Uniform Allowance	2,779
Mid-Year Bonus - Civilian	24,379
Year End Bonus	24,379
Cash Gift	1,985
Per Diems	1,176
Productivity Enhancement Incentive	1,985
Step Increment	731

Total Other Compensation Common to All	76,254

Other Compensation for Specific Groups
Overseas Allowance	582,300

Total Other Compensation for Specific Groups	582,300

1332	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Other Benefits
PAG-IBIG Contributions	953
PhilHealth Contributions	6,929
Employees Compensation Insurance Premiums	476
Loyalty Award - Civilian	290
Terminal Leave	13,935

Total Other Benefits	22,583

Non-Permanent Positions	5,680

Total Personnel Services	979,366

Maintenance and Other Operating Expenses
Travelling Expenses	777,002
Training and Scholarship Expenses	10,750
Supplies and Materials Expenses	652,085
Utility Expenses	43,326
Communication Expenses	41,420
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	915
Professional Services	30,614
General Services	663,949
Repairs and Maintenance	12,157
Financial Assistance/Subsidy	231,863
Taxes, Insurance Premiums and Other Fees	13,175
Other Maintenance and Operating Expenses
Advertising Expenses	966
Printing and Publication Expenses	1,228
Representation Expenses	20,678
Transportation and Delivery Expenses	5,770
Rent/Lease Expenses	575,011
Subscription Expenses	16,459
Bank Transaction Fee	8,475
Other Maintenance and Operating Expenses	69,943

Total Maintenance and Other Operating Expenses	3,175,786

Total Current Operating Expenditures	4,155,152

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	41,060
Transportation Equipment Outlay	52,904
Furniture, Fixtures and Books Outlay	1,137

Total Capital Outlays	95,101

TOTAL NEW APPROPRIATIONS	4,250,253

JANUARY 5, 2026	OFFICIAL GAZETTE	1333
DEPARTMENT OF MIGRANT WORKERS

GENERAL SUMMARY

DEPARTMENT OF MIGRANT WORKERS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	2,457,944,000	₱	3,781,010,000	₱	531,064,000	₱	6,770,018,000
B. OVERSEAS WORKERS WELFARE ADMINISTRATION		979,366,000		3,175,786,000		95,101,000		4,250,253,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF MIGRANT WORKERS	₱	3,437,310,000	₱	6,956,796,000	₱	626,165,000	₱	11,020,271,000

1334	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

XXI. DEPARTMENT OF NATIONAL DEFENSE

A. OFFICE OF THE SECRETARY - PROPER

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	2,353,995,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total

A. REGULAR PROGRAMS
General Administration and Support	₱	120,636,000	₱	312,653,000	₱	789,930,000	₱	1,223,219,000
Operations		140,579,000		803,047,000		67,341,000		1,010,967,000

DEFENSE POLICY AND STRATEGY MANAGEMENT PROGRAM		140,579,000		803,047,000		67,341,000		1,010,967,000

Total, Regular Programs		261,215,000		1,115,700,000		857,271,000		2,234,186,000

B. PROJECT(S)
Locally-Funded Project(s)				117,809,000		2,000,000		119,809,000

Total, Project(s)				117,809,000		2,000,000		119,809,000

TOTAL NEW APPROPRIATIONS	₱	261,215,000	₱	1,233,509,000	₱	859,271,000	₱	2,353,995,000

Special Provision(s)

1. Reporting and Posting Requirements. The Department of National Defense (DND) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the Budget and Treasury Management System (BTMS); and

(b) DND’s website.

The DND shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

JANUARY 5, 2026	OFFICIAL GAZETTE	1335
DEPARTMENT OF NATIONAL DEFENSE

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	113,283,000	₱	312,653,000	₱	789,930,000	₱	1,215,866,000
Administration of Personnel Benefits		7,353,000						7,353,000

Sub-total, General Administration and Support		120,636,000		312,653,000		789,930,000		1,223,219,000

Operations
DEFENSE POLICY AND STRATEGY MANAGEMENT PROGRAM		140,579,000		803,047,000		67,341,000		1,010,967,000

Development, Implementation and Monitoring of the Defense System of Management (DSOM)		140,579,000		747,738,000		67,341,000		955,658,000
Development, Implementation and Monitoring of the International Defense Engagement (IDSE)				55,309,000				55,309,000

Sub-total, Operations		140,579,000		803,047,000		67,341,000		1,010,967,000

Total, Regular Programs		261,215,000		1,115,700,000		857,271,000		2,234,186,000

PROJECT(S)
Locally-Funded Project(s)
Implementation of the Enhanced Comprehensive Local Integration Program (E-CLIP) and Operational Support to Task Force Balik-Loob Pursuant to Administrative Order No. 10, s. 2018				117,809,000		2,000,000		119,809,000

Sub-total, Locally-Funded Project(s)				117,809,000		2,000,000		119,809,000

Total, Project(s)				117,809,000		2,000,000		119,809,000

TOTAL NEW APPROPRIATIONS	₱	261,215,000	₱	1,233,509,000	₱	859,271,000	₱	2,353,995,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	193,864

Total Permanent Positions	193,864

Other Compensation Common to All
Personnel Economic Relief Allowance	6,288
Representation Allowance	4,776
Transportation Allowance	4,776
Clothing and Uniform Allowance	1,834

1336	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Mid-Year Bonus - Civilian	16,155
Year End Bonus	16,155
Cash Gift	1,310
Productivity Enhancement Incentive	1,310
Step Increment	485

Total Other Compensation Common to All	53,089

Other Benefits
PAG-IBIG Contributions	629
PhilHealth Contributions	4,139
Employees Compensation Insurance Premiums	314
Loyalty Award - Civilian	90
Terminal Leave	7,353

Total Other Benefits	12,525

Non-Permanent Positions	1,737

Total Personnel Services	261,215

Maintenance and Other Operating Expenses
Travelling Expenses	141,762
Training and Scholarship Expenses	153,283
Supplies and Materials Expenses	222,498
Utility Expenses	34,375
Communication Expenses	28,500
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	87,000
Intelligence Expenses	60,000
Extraordinary and Miscellaneous Expenses	3,765
Professional Services	102,540
General Services	16,942
Repairs and Maintenance	77,793
Taxes, Insurance Premiums and Other Fees	2,759
Other Maintenance and Operating Expenses
Printing and Publication Expenses	5,186
Representation Expenses	143,124
Rent/Lease Expenses	32,188
Subscription Expenses	121,794

Total Maintenance and Other Operating Expenses	1,233,509

Total Current Operating Expenditures	1,494,724

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	698,333
Machinery and Equipment Outlay	114,592
Transportation Equipment Outlay	46,346

Total Capital Outlays	859,271

TOTAL NEW APPROPRIATIONS	2,353,995

JANUARY 5, 2026	OFFICIAL GAZETTE	1337
DEPARTMENT OF NATIONAL DEFENSE

B. GOVERNMENT ARSENAL

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	2,873,405,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	85,806,000	₱	66,253,000	₱	45,117,000	₱	197,176,000
Operations		271,196,000		1,564,591,000		478,442,000		2,314,229,000

SMALL ARMS AMMUNITION, WEAPONS, AND MUNITIONS PROGRAM		271,196,000		1,564,591,000		478,442,000		2,314,229,000

Total, Regular Programs		357,002,000		1,630,844,000		523,559,000		2,511,405,000

B. PROJECT(S)
Locally-Funded Project(s)						362,000,000		362,000,000

Total, Project(s)						362,000,000		362,000,000

TOTAL NEW APPROPRIATIONS	₱	357,002,000	₱	1,630,844,000	₱	885,559,000	₱	2,873,405,000

Special Provision(s)

1. Hospital Income. In addition to the amounts appropriated herein, all income generated from the operations of the Government Arsenal (GA) infirmary shall be deposited in an authorized government depository bank and used to augment the infirmary’s MOOE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospital for the improvement of its facilities, and the replenishment of drugs, medicines, and vaccines, including medical and dental supplies used in government health care facilities.

In no case shall said amount be used for the payment of salaries, allowances, and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate civil and criminal actions under existing laws.

The GA shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statements for the immediately preceding year. The Director of GA and the agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the GA’s website.

2. Authority to Barter and Sell Scrap Items. The Director of GA, upon approval of the Secretary of National Defense, may barter or sell scrap items in accordance with E.O. No. 888, s. 1983, as amended. The barter and sale of scrap items shall be subject to the COA rules on the disposal of government properties and sale through public auction. The items acquired from barter shall be recorded or booked-up as government property while proceeds from the sale shall accrue to the Revised AFP Modernization Act Trust Fund pursuant to Section 6 of R.A. No. 10349.

3. Reporting and Posting Requirements. The GA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)	GA’s website.

The GA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

1338	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	79,961,000	₱	66,253,000	₱	45,117,000	₱	191,331,000
Administration of Personnel Benefits		5,845,000						5,845,000

Sub-total, General Administration and Support		85,806,000		66,253,000		45,117,000		197,176,000

Operations
SMALL ARMS AMMUNITION, WEAPONS, AND MUNITIONS PROGRAM		271,196,000		1,564,591,000		478,442,000		2,314,229,000

Planning and Development of Arms Manufacturing Processes and Procedures		11,329,000		4,667,000				15,996,000
Manufacture, Storage and Security of Small Arms Ammunition		259,867,000		1,559,924,000		478,442,000		2,298,233,000

Sub-total, Operations		271,196,000		1,564,591,000		478,442,000		2,314,229,000

Total, Regular Programs		357,002,000		1,630,844,000		523,559,000		2,511,405,000

PROJECT(S)
Locally-Funded Project(s)
Upgrade of Government Arsenal Power System						362,000,000		362,000,000

Sub-total, Locally-Funded Project(s)						362,000,000		362,000,000

Total, Project(s)						362,000,000		362,000,000

TOTAL NEW APPROPRIATIONS	₱	357,002,000	₱	1,630,844,000	₱	885,559,000	₱	2,873,405,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1339
DEPARTMENT OF NATIONAL DEFENSE

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	166,639

Total Permanent Positions	166,639

Other Compensation Common to All
Personnel Economic Relief Allowance	13,320
Representation Allowance	594
Transportation Allowance	594
Clothing and Uniform Allowance	3,885
Mid-Year Bonus - Civilian	13,886
Year End Bonus	13,886
Cash Gift	2,775
Productivity Enhancement Incentive	2,775
Step Increment	416

Total Other Compensation Common to All	52,131

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	300
Magna Carta for Science & Technology Personnel	68,793
Quarters Allowance	1,347
Night Shift Differential Pay	5,231

Total Other Compensation for Specific Groups	75,671

Other Benefits
PAG-IBIG Contributions	1,331
PhilHealth Contributions	4,120
Employees Compensation Insurance Premiums	666
Loyalty Award - Civilian	290
Terminal Leave	5,845

Total Other Benefits	12,252

Non-Permanent Positions	50,309

Total Personnel Services	357,002

Maintenance and Other Operating Expenses
Travelling Expenses	8,041
Training and Scholarship Expenses	5,968
Supplies and Materials Expenses	1,411,598
Utility Expenses	44,431
Communication Expenses	2,185
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	125
Professional Services	5,509
General Services	87,803
Repairs and Maintenance	36,610
Taxes, Insurance Premiums and Other Fees	19,458

1340	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Other Maintenance and Operating Expenses
Advertising Expenses	356
Printing and Publication Expenses	82
Representation Expenses	2,068
Transportation and Delivery Expenses	1,172
Subscription Expenses	5,438

Total Maintenance and Other Operating Expenses	1,630,844

Total Current Operating Expenditures	1,987,846

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	212,000
Machinery and Equipment Outlay	646,896
Transportation Equipment Outlay	26,663

Total Capital Outlays	885,559

TOTAL NEW APPROPRIATIONS	2,873,405

C. NATIONAL DEFENSE COLLEGE OF THE PHILIPPINES

For general administration and support, and operations, as indicated hereunder	₱	310,011,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	29,427,000	₱	148,001,000	₱	42,517,000	₱	219,945,000
Operations		30,881,000		59,185,000				90,066,000

NATIONAL DEFENSE AND SECURITY POLICY STUDIES PROGRAM		12,330,000		21,185,000				33,515,000
NATIONAL DEFENSE AND SECURITY EDUCATION PROGRAM		18,551,000		38,000,000				56,551,000

TOTAL NEW APPROPRIATIONS	₱	60,308,000	₱	207,186,000	₱	42,517,000	₱	310,011,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Defense College of the Philippines (NDCP) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) NDCP’s website.

JANUARY 5, 2026	OFFICIAL GAZETTE	1341
DEPARTMENT OF NATIONAL DEFENSE

The NDCP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	27,183,000	₱	148,001,000	₱	42,517,000	₱	217,701,000
Administration of Personnel Benefits		2,244,000						2,244,000

Sub-total, General Administration and Support		29,427,000		148,001,000		42,517,000		219,945,000

Operations
NATIONAL DEFENSE AND SECURITY POLICY STUDIES PROGRAM		12,330,000		21,185,000				33,515,000

Conduct of National Defense and Strategic International Studies		12,330,000		21,185,000				33,515,000
NATIONAL DEFENSE AND SECURITY EDUCATION PROGRAM		18,551,000		38,000,000				56,551,000

Conduct of Graduate Level and Other Courses of Studies		18,551,000		38,000,000				56,551,000

Sub-total, Operations		30,881,000		59,185,000				90,066,000

TOTAL NEW APPROPRIATIONS	₱	60,308,000	₱	207,186,000	₱	42,517,000	₱	310,011,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	32,244

Total Permanent Positions	32,244

1342	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Other Compensation Common to All
Personnel Economic Relief Allowance	1,392
Representation Allowance	378
Transportation Allowance	378
Clothing and Uniform Allowance	406
Honoraria	10,346
Mid-Year Bonus - Civilian	2,687
Year End Bonus	2,687
Cash Gift	290
Productivity Enhancement Incentive	290
Step Increment	81

Total Other Compensation Common to All	18,935

Other Benefits
PAG-IBIG Contributions	139
PhilHealth Contributions	743
Employees Compensation Insurance Premiums	69
Terminal Leave	2,244

Total Other Benefits	3,195

Non-Permanent Positions	5,934

Total Personnel Services	60,308

Maintenance and Other Operating Expenses
Travelling Expenses	3,535
Training and Scholarship Expenses	53,614
Supplies and Materials Expenses	26,091
Utility Expenses	229
Communication Expenses	32,821
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	108
Professional Services	24,569
General Services	18,111
Repairs and Maintenance	19,652
Taxes, Insurance Premiums and Other Fees	6,684
Other Maintenance and Operating Expenses
Printing and Publication Expenses	976
Representation Expenses	1,773
Rent/Lease Expenses	2,273
Membership Dues and Contributions to Organizations	5
Subscription Expenses	15,097
Other Maintenance and Operating Expenses	1,648

Total Maintenance and Other Operating Expenses	207,186

Total Current Operating Expenditures	267,494

Capital Outlays
Property, Plant and Equipment Outlay Machinery and Equipment Outlay	38,517

JANUARY 5, 2026	OFFICIAL GAZETTE	1343
DEPARTMENT OF NATIONAL DEFENSE

Transportation Equipment Outlay	4,000

Total Capital Outlays	42,517

TOTAL NEW APPROPRIATIONS	310,011

D. OFFICE OF CIVIL DEFENSE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	2,638,769,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	109,797,000	₱	373,564,000	₱	87,865,000	₱	571,226,000
Operations		332,879,000		1,349,350,000		308,314,000		1,990,543,000

CIVIL PROTECTION PROGRAM		332,879,000		1,349,350,000		308,314,000		1,990,543,000

Total, Regular Programs		442,676,000		1,722,914,000		396,179,000		2,561,769,000

B. PROJECT(S)
Locally-Funded Project(s)						77,000,000		77,000,000

Total, Project(s)						77,000,000		77,000,000

TOTAL NEW APPROPRIATIONS	₱	442,676,000	₱	1,722,914,000	₱	473,179,000	₱	2,638,769,000

Special Provision(s)

1. Quick Response Fund. The amount of One Billion Pesos (₱1,000,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for the rehabilitation and relief programs and projects in order that the situation and living conditions of people in communities or areas affected by natural or human-induced calamities, epidemics, crises, and catastrophes, which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible. This includes the pre-positioning of resources and other anticipatory actions for emergency situations, such as the construction of logistics hubs and procurement of drones for disaster assessment.

In no case shall the QRF be used for pre-disaster activities, such as conduct of training, insurance of assets, and public information and education initiatives, or any other purpose not authorized in this provision. (CONDITIONAL IMPLEMENTATION- President’s Veto Message, January 5, 2026, Volume I-B, pages 719-720, R.A. No.12314)

Utilization of the QRF shall be subject to DBM-OCD J.C. No. 2025-01 dated April 2, 2025, and such other guidelines as may be issued by the OCD and DBM.

2. Reporting and Posting Requirements. The OCD shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) OCD’s website.

The OCD shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

1344	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	104,017,000	₱	373,564,000	₱	87,865,000	₱	565,446,000
Administration of Personnel Benefits		5,780,000						5,780,000

Sub-total, General Administration and Support		109,797,000		373,564,000		87,865,000		571,226,000

Operations
CIVIL PROTECTION PROGRAM		332,879,000		1,349,350,000		308,314,000		1,990,543,000

CIVIL DEFENSE ENHANCEMENT SUB-PROGRAM		162,400,000		76,105,000				238,505,000

Enhancement, Capacity Development and Mobilization for Civil Defense		162,400,000		76,105,000				238,505,000
DISASTER RISK REDUCTION AND MANAGEMENT SUB-PROGRAM		170,479,000		386,542,000		195,017,000		752,038,000

Empowering Sectors on DRRM for Resiliency		170,479,000		386,542,000		195,017,000		752,038,000
DISASTER MANAGEMENT OPERATIONS SUB-PROGRAM				886,703,000		113,297,000		1,000,000,000

Disaster Response Operation				886,703,000		113,297,000		1,000,000,000

Sub-total, Operations		332,879,000		1,349,350,000		308,314,000		1,990,543,000

Total, Regular Programs		442,676,000		1,722,914,000		396,179,000		2,561,769,000

PROJECT(S)
Locally-Funded Project(s)
Design and Build of OCD Negros Island Region (NIR) Logistics Hub/Warehouse						42,000,000		42,000,000
Construction (Completion) of the Office of Civil Defense Regional Office X Building, Cagayan de Oro City						35,000,000		35,000,000

Sub-total, Locally-Funded Project(s)						77,000,000		77,000,000

Total, Project(s)						77,000,000		77,000,000

TOTAL NEW APPROPRIATIONS	₱	442,676,000	₱	1,722,914,000	₱	473,179,000	₱	2,638,769,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1345
DEPARTMENT OF NATIONAL DEFENSE

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	327,920

Total Permanent Positions	327,920

Other Compensation Common to All
Personnel Economic Relief Allowance	14,328
Representation Allowance	4,620
Transportation Allowance	4,620
Clothing and Uniform Allowance	4,179
Mid-Year Bonus - Civilian	27,327
Year End Bonus	27,327
Cash Gift	2,985
Productivity Enhancement Incentive	2,985
Step Increment	820

Total Other Compensation Common to All	89,191

Other Benefits
PAG-IBIG Contributions	1,434
PhilHealth Contributions	7,837
Employees Compensation Insurance Premiums	717
Loyalty Award - Civilian	440
Terminal Leave	5,780

Total Other Benefits	16,208

Non-Permanent Positions	9,357

Total Personnel Services	442,676

Maintenance and Other Operating Expenses
Travelling Expenses	72,189
Training and Scholarship Expenses	188,874
Supplies and Materials Expenses	60,500
Utility Expenses	26,711
Communication Expenses	44,572
Awards/Rewards and Prizes	7,757
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,268
Professional Services	26,108
General Services	79,447
Repairs and Maintenance	28,390
Financial Assistance/Subsidy	886,703
Taxes, Insurance Premiums and Other Fees	6,920

1346	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Other Maintenance and Operating Expenses
Advertising Expenses	9,588
Printing and Publication Expenses	3,546
Representation Expenses	38,012
Transportation and Delivery Expenses	1,163
Rent/Lease Expenses	55,570
Subscription Expenses	127,321
Donations	78
Other Maintenance and Operating Expenses	57,197

Total Maintenance and Other Operating Expenses	1,722,914

Total Current Operating Expenditures	2,165,590

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	77,000
Machinery and Equipment Outlay	347,779
Transportation Equipment Outlay	48,400

Total Capital Outlays	473,179

TOTAL NEW APPROPRIATIONS	2,638,769

E. PHILIPPINE VETERANS AFFAIRS OFFICE - PROPER

For general administration and support, and operations, as indicated hereunder	₱	1,525,447,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	68,742,000	₱	158,117,000	₱	42,427,000	₱	269,286,000
Operations		116,370,000		863,291,000		276,500,000		1,256,161,000

VETERANS’ WELFARE AND BENEFITS ADMINISTRATION OF PROGRAM		97,677,000		791,654,000		147,500,000		1,036,831,000
VETERANS AFFAIRS MANAGEMENT PROGRAM		6,165,000		12,772,000				18,937,000
VETERANS MEMORIAL AND HISTORICAL PRESERVATION PROGRAM		12,528,000		58,865,000		129,000,000		200,393,000

TOTAL NEW APPROPRIATIONS	₱	185,112,000	₱	1,021,408,000	₱	318,927,000	₱	1,525,447,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1347
DEPARTMENT OF NATIONAL DEFENSE

Special Provision(s)

1. Revolving Fund for Military Shrine Installation and Facilities. The revolving fund constituted from the entrance fees and rentals from military shrine installation and facilities, and board and lodging shall be used to cover the MOOE and Capital Outlay requirements of said facilities. Disbursements shall be made in accordance with guidelines issued by DND and budgeting, accounting, and auditing rules and regulations.

Disbursements or expenditures by the Philippine Veterans Affairs Office (PVAO) in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate civil and criminal actions under existing laws.

2. Reporting and Posting Requirements. The PVAO shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) PVAO’s website.

The PVAO shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱65,306,000	₱	158,117,000	₱	42,427,000	₱	265,850,000
Administration of Personnel Benefits	3,436,000						3,436,000

Sub-total, General Administration and Support	68,742,000		158,117,000		42,427,000		269,286,000

Operations
VETERANS’ WELFARE AND BENEFITS ADMINISTRATION OF PROGRAM	97,677,000		791,654,000		147,500,000		1,036,831,000

Processing of Veterans’ Claims	77,719,000		46,434,000		72,500,000		196,653,000
Payment of Veterans’ Benefits			710,488,000		75,000,000		785,488,000
Investigation, Verification of Records, Strengthening of Internal Control System and Conduct of Management and System Audit	19,958,000		34,732,000				54,690,000
VETERANS AFFAIRS MANAGEMENT PROGRAM	6,165,000		12,772,000				18,937,000

Provide Assistance in Empowering of Veterans Organizations	6,165,000		12,772,000				18,937,000
VETERANS MEMORIAL AND HISTORICAL PRESERVATION PROGRAM	12,528,000		58,865,000		129,000,000		200,393,000

1348	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Administration and Management of National Military Shrines		10,597,000		40,883,000		129,000,000		180,480,000
Historical Research and Preservation		1,931,000		1,552,000				3,483,000
Celebration of Veteran-Related Events				16,430,000				16,430,000

Sub-total, Operations		116,370,000		863,291,000		276,500,000		1,256,161,000

TOTAL NEW APPROPRIATIONS	₱	185,112,000	₱	1,021,408,000	₱	318,927,000	₱	1,525,447,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	133,530

Total Permanent Positions	133,530

Other Compensation Common to All
Personnel Economic Relief Allowance	7,776
Representation Allowance	900
Transportation Allowance	900
Clothing and Uniform Allowance	2,268
Mid-Year Bonus - Civilian	11,127
Year End Bonus	11,127
Cash Gift	1,620
Productivity Enhancement Incentive	1,620
Step Increment	334

Total Other Compensation Common to All	37,672

Other Compensation for Specific Groups
Overseas Allowance	5,251

Total Other Compensation for Specific Groups	5,251

Other Benefits
PAG-IBIG Contributions	778
PhilHealth Contributions	3,248
Employees Compensation Insurance Premiums	390
Loyalty Award - Civilian	150
Terminal Leave	3,436

Total Other Benefits	8,002

JANUARY 5, 2026	OFFICIAL GAZETTE	1349
DEPARTMENT OF NATIONAL DEFENSE

Non-Permanent positions	657

Total Personnel Services	185,112

Maintenance and Other Operating Expenses
Travelling Expenses	9,268
Training and Scholarship Expenses	69,945
Supplies and Materials Expenses	40,051
Utility Expenses	14,363
Communication Expenses	14,147
Awards/Rewards and Prizes	1,703
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	398
Professional Services	57,964
General Services	88,803
Repairs and Maintenance	48,130
Financial Assistance/Subsidy	535,190
Taxes, Insurance Premiums and Other Fees	1,473
Other Maintenance and Operating Expenses
Advertising Expenses	5,005
Printing and Publication Expenses	5,844
Representation Expenses	14,086
Transportation and Delivery Expenses	1,218
Rent/Lease Expenses	11,847
Subscription Expenses	1,945
Donations	100,000
Bank Transaction Fee	23
Other Maintenance and Operating Expenses	5

Total Maintenance and Other Operating Expenses	1,021,408

Total Current Operating Expenditures	1,206,520

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	255,500
Machinery and Equipment Outlay	53,692
Transportation Equipment Outlay	9,735

Total Capital Outlays	318,927

TOTAL NEW APPROPRIATIONS	1,525,447

F. VETERANS MEMORIAL MEDICAL CENTER

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	3,687,246,000

New Appropriations, by Programs/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

1350	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

A. REGULAR PROGRAMS
General Administration and Support	₱	527,314,000	₱	298,996,000	₱	30,300,000	₱	856,610,000
Operations		877,128,000		1,322,128,000		381,380,000		2,580,636,000

VETERAN HEALTH CARE PROGRAM		877,128,000		1,322,128,000		381,380,000		2,580,636,000

Total, Regular Programs		1,404,442,000		1,621,124,000		411,680,000		3,437,246,000

B. PROJECT(S)
Locally-Funded Project(s)						250,000,000		250,000,000

Total, Project(s)						250,000,000		250,000,000

TOTAL NEW APPROPRIATIONS	₱	1,404,442,000	₱	1,621,124,000	₱	661,680,000	₱	3,687,246,000

Special Provision(s)

1. Hospital Income and Other Revenues from Golf Course Operations. In addition to the amounts appropriated herein, all income generated from the operations of the Veterans Memorial Medical Center (VMMC) shall be deposited in an authorized government depository bank and used to augment the hospital’s MOOE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospital for the improvement of its facilities, and the replenishment of drugs, medicines, and vaccines, including medical and dental supplies used in government health care facilities.

Likewise, all revenues derived from the VMMC golf club membership dues, green fees, concession fees, and such other income from business-related operations of the golf course shall be deposited in an authorized government depository bank and used to cover the expenses incurred in its operations. Any excess income from the operations of the golf course may be used to augment the hospital’s MOOE and Capital Outlay requirements.

In no case shall income from hospital and golf course operations be used for the payment of salaries and allowances of the hospital’s permanent and regular employees.

Disbursements or expenditures by the VMMC in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate civil and criminal actions under existing laws.

The VMMC shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statements for the immediately preceding year. The Director of VMMC and the hospital’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the VMMC’s website.

2. Reporting and Posting Requirements. The VMMC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) VMMC’s website.

The VMMC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support

JANUARY 5, 2026	OFFICIAL GAZETTE	1351
DEPARTMENT OF NATIONAL DEFENSE

General Management and Supervision	₱	385,315,000	₱	298,996,000	₱	30,300,000	₱	714,611,000
Administration of Personnel Benefits		141,999,000						141,999,000

Sub-total, General Administration and Support		527,314,000		298,996,000		30,300,000		856,610,000

Operations
VETERAN HEALTH CARE PROGRAM		877,128,000		1,322,128,000		381,380,000		2,580,636,000

In-Patient Care		824,484,000		882,617,000		381,380,000		2,088,481,000
Out-Patient Care		52,644,000		439,511,000				492,155,000

Sub-total, Operations		877,128,000		1,322,128,000		381,380,000		2,580,636,000

Total, Regular Programs		1,404,442,000		1,621,124,000		411,680,000		3,437,246,000

PROJECT(S)
Locally-Funded Project(s)
Construction of 2-Storey Hospice at VMMC						250,000,000		250,000,000

Sub-total, Locally-Funded Project(s)						250,000,000		250,000,000

Total, Project(s)						250,000,000		250,000,000

TOTAL NEW APPROPRIATIONS	₱	1,404,442,000	₱	1,621,124,000	₱	661,680,000	₱	3,687,246,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	861,031

Total Permanent Positions	861,031

Other Compensation Common to All
Personnel Economic Relief Allowance	37,680
Representation Allowance	264
Transportation Allowance	264
Clothing and Uniform Allowance	10,997
Mid-Year Bonus - Civilian	71,753
Year End Bonus	71,753
Cash Gift	7,855
Productivity Enhancement Incentive	7,855

1352	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Step Increment	2,152

Total Other Compensation Common to All	210,573

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	154,903
Night Shift Differential Pay	4,512
Lump-sum for Filling of Positions - Civilian	125,623

Total Other Compensation for Specific Groups	285,038

Other Benefits
PAG-IBIG Contributions	3,771
PhilHealth Contributions	21,367
Employees Compensation Insurance Premiums	1,886
Loyalty Award - Civilian	1,008
Terminal Leave	16,376

Total Other Benefits	44,408

Non-Permanent Positions	3,392

Total Personnel Services	1,404,442

Maintenance and Other Operating Expenses
Travelling Expenses	191
Training and Scholarship Expenses	9,886
Supplies and Materials Expenses	1,288,371
Utility Expenses	122,705
Communication Expenses	2,483
Awards/Rewards and Prizes	300
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	5,560
General Services	89,616
Repairs and Maintenance	16,394
Taxes, Insurance Premiums and Other Fees	13,489
Other Maintenance and Operating Expenses
Advertising Expenses	142
Representation Expenses	1,793
Rent/Lease Expenses	59,732
Membership Dues and Contributions to Organizations	30
Subscription Expenses	2,363
Other Maintenance and Operating Expenses	7,959

Total Maintenance and Other Operating Expenses	1,621,124

Total Current Operating Expenditures	3,025,566

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	250,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1353
DEPARTMENT OF NATIONAL DEFENSE

Machinery and Equipment Outlay	399,330
Transportation Equipment Outlay	12,350

Total Capital Outlays	661,680

TOTAL NEW APPROPRIATIONS	3,687,246

G. ARMED FORCES OF THE PHILIPPINES

G.1. PHILIPPINE ARMY (LAND FORCES)

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	145,161,444,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	24,347,787,000	₱	1,374,033,000	₱		₱	25,721,820,000
Operations		84,680,995,000		19,978,470,000		12,384,959,000		117,044,424,000

LAND FORCES DEFENSE PROGRAM		84,680,995,000		19,978,470,000		12,384,959,000		117,044,424,000

Total, Regular Programs		109,028,782,000		21,352,503,000		12,384,959,000		142,766,244,000

B. PROJECT(S)
Locally-Funded Project(s)						2,395,200,000		2,395,200,000

Total, Project(s)						2,395,200,000		2,395,200,000

TOTAL NEW APPROPRIATIONS	₱	109,028,782,000	₱	21,352,503,000	₱	14,780,159,000	₱	145,161,444,000

Special Provision(s)

1. Hospital Income and Other Revenues from Golf Course Operations. In addition to the amounts appropriated herein, all income generated from the operations of the Philippine Army General Hospital shall be deposited in an authorized government depository bank and used to augment the hospital’s MOOE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospital for the improvement of its facilities, and the replenishment of drugs, medicines, and vaccines, including medical and dental supplies used in government health care facilities.

Likewise, all revenues derived from the Philippine Army Golf Club membership dues, green fees, concession fees, and such other income from business-related operations of the golf course shall be deposited in an authorized government depository bank and shall be used to cover the expenses incurred in its operations. Any excess income from the operations of the golf course may be used to augment the MOOE and Capital Outlay requirements of Philippine Army General Hospital and other Philippine Army treatment facilities subject to the guidelines issued by the DBM and the DND.

In no case shall said amount be used for the payment of salaries, allowances, and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate civil and criminal actions under existing laws.

1354	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

The Philippine Army shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statements for the immediately preceding year. The Commanding General of the Philippine Army and the agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the Philippine Army’s website.

2. Trust Receipts from the Use of Equipment and Facilities. Fees and charges from the use of equipment and facilities collected by the Philippine Army shall be used to augment its operating requirements in accordance with Section 1 of E.O. No. 1002, s. 1985. Said fees and charges shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

3. Compensation and Separation Benefits of the Citizen Armed Forces Geographical Units. The amount of Nine Billion Seventy Two Million Five Hundred Fifty Thousand Pesos (P9,072,550,000) shall be used for the payment of compensation of Citizen Armed Forces Geographical Unit (CAFGU) members and separation benefits, not exceeding one (1) year subsistence allowance in accordance with the IRR of E.O. No. 264, s. 1987 and DND Circular No. 4 dated October 27, 2005.

4. Combat Expenses. An amount not exceeding Two Hundred Thousand Pesos (P200,000) per quarter for each company of the Philippine Army may be utilized by its tactical units for incidental and necessary expenses during operational exigencies. Such amount, chargeable against MOOE for combat expenses, shall be treated as cash advance subject to disbursement and liquidation in accordance with COA Circular Nos. 97-002 and 2004-006 dated February 10, 1997 and September 9, 2004, respectively.

5. Restriction on Armed Forces of the Philippines Expenditures. No amount appropriated herein shall be used to fund expenditures of military personnel in excess of those authorized and required based on the actual troop strength of the Philippine Army.

6. Rice Subsidy. The amount of Eight Hundred Ninety Three Million Six Hundred Ninety Three Thousand Pesos (P893,693,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the military personnel of the Philippine Army.

7. Restriction on Use of Funds Allotted for Petroleum, Oil, and Lubricants. The amounts appropriated herein for the purchase or acquisition of petroleum, oil, and lubricants for the Philippine Army shall be used exclusively for said purposes.

8. Reimbursement of Expenses Incurred in Anti-Smuggling and Economic Subversion Operations. Expenses incurred by the Philippine Army in anti-smuggling, economic subversion or similar operations may be reimbursed out of the proceeds from the sale of items seized or confiscated by the Philippine Army upon recommendation of the Secretary of National Defense and approval by the President of the Philippines, subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

9. Reporting and Posting Requirements. The Philippine Army shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) Philippine Army’s website.

The Philippine Army shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

10. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	21,771,256,000	₱	1,374,033,000	₱		₱	23,145,289,000
Administration of Personnel Benefits		2,576,531,000						2,576,531,000

Sub-total, General Administration and Support		24,347,787,000		1,374,033,000				25,721,820,000

Operations
LAND FORCES DEFENSE PROGRAM		84,680,995,000		19,978,470,000		12,384,959,000		117,044,424,000

Force-Level Support Services		4,140,808,000		827,927,000		266,584,000		5,235,319,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1355
DEPARTMENT OF NATIONAL DEFENSE

Force Development		1,282,339,000		1,282,339,000
Force Sustainment	80,540,187,000	17,868,204,000	12,118,375,000	110,526,766,000

Sub-total, Operations	84,680,995,000	19,978,470,000	12,384,959,000	117,044,424,000

Total, Regular Programs	109,028,782,000	21,352,503,000	12,384,959,000	142,766,244,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Multi-Purpose Building (2 Units Barracks/Billeting Facility, 71st Infantry (Kabigan) Battalion, 7th Infantry (Kaugnay) Division, Philippine Army, Barangay Cabaluyan 2nd, Mangatarem, Pangasinan			10,000,000	10,000,000
Construction of Perimeter Fence, 7th Infantry (Kaugnay) Division, Philippine Army, Camp Lt. Tito B. Abat, Barangay Calaocan, Manaoag, Pangasinan			20,000,000	20,000,000
Construction of Military Physical Training Facility (Covered Court), H503rd Infantry Brigade, Brgy. Calanan, Tabuk City, Kalinga			20,000,000	20,000,000
Construction of Two (2) Story Female Barracks, H503rd Infantry Brigade, Brgy. Calanan, Tabuk City, Kalinga			15,000,000	15,000,000
Construction of Military Barracks, 204th Quirino Defense Center, 2RCDG, RCPA, San Marcos, Cabarroguis, Quirino, Phase II			15,000,000	15,000,000
Construction of Multi-Purpose Building, 17th Infantry Battalion, NOLCOM, Bangag, Lal-lo, Cagayan, Phase IV			15,000,000	15,000,000
Construction (Completion) of Three (3) Storey Military Barracks Building Type 6, Camp Servillano S. Aquino, San Miguel, Tarlac City, Tarlac			25,000,000	25,000,000
Construction of Military Physical Training Facility (Gymnasium), 522ECB, Camp Aquino, Tarlac City, Tarlac			98,000,000	98,000,000
Construction of Military Physical Training Facility (Gymnasium), 69th Infantry Battalion, Philippine Army Headquarters, San Juan, Botolan, Zambales			100,000,000	100,000,000

1356	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Construction of Multi-Purpose Building (Battalion Quarters), 522ECB Camp Aquino, Tarlac City, Tarlac	6,000,000	6,000,000
Construction of Multi-Purpose Building (Officers Quarters), 11MB IMCOM (P), PA, Camp Aquino, Tarlac City, Tarlac	26,000,000	26,000,000
Construction of Perimeter Fence with Watch Tower, 69th Infantry Battalion, Philippine Army Headquarters, San Juan, Botolan, Zambales	30,000,000	30,000,000
Construction of Barracks/Training Facilities, 76IB, Barangay Pakyas, Victoria, Oriental Mindoro, Phase II	60,000,000	60,000,000
Construction of Barracks/Training Facilities, Alpha Company 76IB, Barangay Malamig, Gloria, Oriental Mindoro, Phase II	60,000,000	60,000,000
Construction of Barracks/Training Facilities, Charlie Company 76IB, Sitio Sampaguita, Barangay San Carlos, Naujan, Oriental Mindoro, Phase II	60,000,000	60,000,000
Construction of Military Quarters and Barracks Building, Charlie Company 76IB, 2ID, Puerto Galera, Oriental Mindoro	75,000,000	75,000,000
Construction of Perimeter Fence with Solar Light System, 203rd Brigade, 4IB Philippine Army, Barangay Cambunang, Bulalacao, Oriental Mindoro	45,000,000	45,000,000
Construction of Perimeter Fence with Solar Light System, 203rd Brigade, Philippine Army, Barangay Pag-Asa, Bansud, Oriental Mindoro	50,000,000	50,000,000
Construction of Perimeter Fence with Solar Light System, Alpha Company And Charlie Company, 4IB Philippine Army, Sitio Hagines, Barangay Wasig, Mansalay, Oriental Mindoro	50,000,000	50,000,000
Construction of Military Barracks Building/Training Facility, 3rd Civil Military Operations Battalion, 3rd Infantry (Spearhead) Division, Philippine Army, Camp Martin P. Jaen, Sr., Brgy. Nabitasan, Leganes, Iloilo	60,000,000	60,000,000
Construction of Brigade Commander’s Quarters, New BDE HQS, Negros Occidental	12,000,000	12,000,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1357
DEPARTMENT OF NATIONAL DEFENSE

Construction of Chief of Staff’s Quarters, New BDE HQS, Negros Occidental	5,000,000	5,000,000
Construction of Medical and Dental Dispensary with Amenities, New BDE HQS, Negros Occidental	20,000,000	20,000,000
Construction of Sergeant Major’s Quarters, New BDE HQS, Negros Occidental	5,000,000	5,000,000
Construction of Supply Room for QMS Items, New BDE HQS, Negros Occidental	10,000,000	10,000,000
Construction of Three (3) Storey 303BDE Quarters with Mess Hall and Roofdeck, New BDE HQS, Negros Occidental	75,000,000	75,000,000
Construction of Three (3) Storey VIP Transient Quarters with Mess Hall, New BDE HQS, Negros Occidental	75,000,000	75,000,000
Construction of Training Facility, New BDE HQS, Negros Occidental	10,000,000	10,000,000
Construction of Training Facility, 303rd Infantry Brigade, New BDE HQS, Negros Occidental	119,650,000	119,650,000
Construction of Military Barracks Building, 47th Infantry (K) Battalion Headquarters, Camp Rajah Sikatuna, Brgy. Katipunan, Carmen, Bohol	120,000,000	120,000,000
Construction of Military Quarters Building, 7th Forward Service Support Unit, Army Support Command, Philippine Army, Arellano Boulevard, Cebu City	30,000,000	30,000,000
Construction of Training Facility, 702nd Community Defense Center, Camp Bernido Including Related Facilities, Tagbilaran City, Bohol	100,000,000	100,000,000
Construction of Training Facility, Visayas Army Training Group (VATG), TRADOC, PA Camp Gov. Lino I. Chatto Including Related Facilities, Tubigon, Bohol	100,000,000	100,000,000
Construction of Military Quarters Building Type 4, 102IBDE “IGSOON”, Sanito, Ipil, Zamboanga Sibugay	50,000,000	50,000,000
Ready Reserve Infantry Battalion Mobilization and Training Center, 905th Regional Community Defense Group, RESCOM, Camp Gen. Arturo T. Enrile, Malagutay, Zamboanga City	10,000,000	10,000,000

1358	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Access Road at Camp Evangelista, Barangay Patag, Cagayan De Oro City, Misamis Oriental	35,000,000	35,000,000
Construction of Officers and EP Barracks Building (40 Capacity), OG2 Compound, H4ID, Camp Evangelista, Barangay Patag, Cagayan De Oro City, Misamis Oriental	40,000,000	40,000,000
Construction of Perimeter Fence, 2nd Mechanized Infantry Brigade, Armor Division, Philippine Army, Barangay Maria Cristina, Iligan City, Lanao Del Norte	50,000,000	50,000,000
Construction of Perimeter Fence, Mindanao Army Training Group, TRADOC, PA, Kibaritan Military Reservation, Brgy. Malinao, Kalilangan, Bukidnon	40,000,000	40,000,000
Construction of Four (4) Units 10-Door Military Barracks Building, HQS10ID, Camp Gen Manuel T. Yan Sr, Brgy. Tuboran, Mawab, Davao de Oro	101,050,000	101,050,000
Sixty (60) Capacity Military Barracks/ Quarters Building Type 1, Kapatagan Training Facility, HQS10DTS, Brgy. Kapatagan, Digos City, Davao Del Sur	21,500,000	21,500,000
Construction of Military Quarters Building for Brigade Commander, Deputy Brigade Commander, Executive Officers, and Sergeant Major, Including Guard Houses, 901st Infantry Brigade, Philippine Army, Placer, Surigao Del Norte	15,000,000	15,000,000
Construction of Officer’s Quarters, Camp Romualdo Rubi, Brgy. Bancasi, Butuan City, Agusan del Norte	15,000,000	15,000,000
Construction of Perimeter Fence with Solar Lights, Gates & Guard Houses, 401st Brigade, Brgy. Awa, Prosperidad, Agusan del Sur	100,000,000	100,000,000
Construction of Perimeter Fence with Solar Lights, Gates & Guard Houses, 901st Brigade, Brgy. Sta. Cruz, Placer, Surigao del Norte	100,000,000	100,000,000
Construction of Perimeter Fence with Solar Lights, Gates & Guard Houses, Mt. Mayapay Military Reservation, Butuan City, Agusan del Norte	80,000,000	80,000,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1359
DEPARTMENT OF NATIONAL DEFENSE

Construction of Perimeter Fence, 401st Infantry (Unite N’ Fight) Brigade, 4th Infantry (Diamond) Division, Camp Datu Lipus Makapandong, Brgy. Awa, Prosperidad, Agusan del Sur						100,000,000		100,000,000
Construction of Perimeter Fence, 901st Infantry Brigade, Philippine Army, Placer, Surigao del Norte						40,000,000		40,000,000
Construction of Perimeter Fence, Camp Romualdo Rubi, Brgy. Bancasi, Butuan City, Agusan del Norte						60,000,000		60,000,000
Construction of Sergeant Major’s Quarters, Camp Romualdo Rubi, Brgy. Bancasi, Butuan City, Agusan del Norte						3,000,000		3,000,000
Enhancement of Firing Range, Camp Romualdo Rubi, Brgy. Bancasi, Butuan City, Agusan del Norte						10,000,000		10,000,000
Construction of Unconventional Warfare Training Center, Special Operations Command in Fort Magsaysay						3,000,000		3,000,000

Sub-total, Locally-Funded Project(s)						2,395,200,000		2,395,200,000

Total, Project(s)						2,395,200,000		2,395,200,000

TOTAL NEW APPROPRIATIONS	₱	109,028,782,000	₱	21,352,503,000	₱	14,780,159,000	₱	145,161,444,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	421,794

Total Permanent Positions	421,794

Other Compensation Common to All
Personnel Economic Relief Allowance	29,016
Representation Allowance	288
Transportation Allowance	288
Clothing and Uniform Allowance	8,463
Honoraria	106
Mid-Year Bonus - Civilian	35,149
Year End Bonus	35,149
Cash Gift	6,045

1360	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Productivity Enhancement Incentive	6,045
Step Increment	1,054

Total Other Compensation Common to All	121,603

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	35,765
Longevity Pay	4,896
Lump-sum for Filling of Positions - Civilian	22,277

Total Other Compensation for Specific Groups	62,938

Other Benefits
PAG-IBIG Contributions	2,902
PhilHealth Contributions	10,542
Employees Compensation Insurance Premiums	1,451
Terminal Leave	8,299

Total Other Benefits	23,194

Military/Uniformed Personnel
Basic Pay
Base Pay	45,604,655

Total Basic Pay	45,604,655

Other Compensation Common to All
Personnel Economic Relief Allowance	2,723,444
Clothing/Uniform Allowance	4,528,532
Subsistence Allowance	23,387,823
Laundry Allowance	44,540
Quarters Allowance	606,549
Longevity Pay	11,791,385
Mid-Year Bonus - Military/Uniformed Personnel	3,800,388
Year-end Bonus	3,800,388
Cash Gift	567,280
Productivity Enhancement Incentive	567,280

Total Other Compensation Common to All	51,817,609

Other Compensation for Specific Groups
Hazardous Duty Pay	1,823,521
Flying Pay	57,608
Hazard Duty Pay	735,195
Combat Duty Pay	3,043,008
Instructor’s Duty Pay	323,933
Reservist’s Pay	484,099
Medal of Valor Award	34,500
Parachutist Pay	622,838
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	802,746

Total Other Compensation for Specific Groups	7,927,448

JANUARY 5, 2026	OFFICIAL GAZETTE	1361
DEPARTMENT OF NATIONAL DEFENSE

Other Benefits
Special Group Term Insurance	8,169
PAG-IBIG Contributions	136,148
PhilHealth Contributions	1,025,867
Employees Compensation Insurance Premiums	136,148
Terminal Leave	1,743,209

Total Other Benefits	3,049,541

Total Personnel Services	109,028,782

Maintenance and Other Operating Expenses
Travelling Expenses	393,740
Training and Scholarship Expenses	507,180
Supplies and Materials Expenses	12,177,759
Utility Expenses	933,089
Communication Expenses	187,123
Awards/Rewards and Prizes	1,547
Survey, Research, Exploration and Development Expenses	5,018
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	444,000
Professional Services	143,094
General Services	12,083
Repairs and Maintenance	2,958,578
Financial Assistance/Subsidy	2,681,193
Taxes, Insurance Premiums and Other Fees	64,094
Labor and Wages	76,261
Other Maintenance and Operating Expenses
Advertising Expenses	1,840
Printing and Publication Expenses	15,808
Representation Expenses	603,452
Transportation and Delivery Expenses	59,619
Rent/Lease Expenses	13,805
Membership Dues and Contributions to Organizations	117
Subscription Expenses	40,738
Other Maintenance and Operating Expenses	32,365

Total Maintenance and Other Operating Expenses	21,352,503

Total Current Operating Expenditures	130,381,285

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	26,308
Infrastructure Outlay	890,528
Buildings and Other Structures	3,142,235
Machinery and Equipment Outlay	8,294,766
Transportation Equipment Outlay	2,426,322

Total Capital Outlays	14,780,159

TOTAL NEW APPROPRIATIONS	145,161,444

1362	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

G.2. PHILIPPINE AIR FORCE (AIR FORCES)

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	60,634,248,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	3,805,167,000	₱	1,038,760,000	₱	177,476,000	₱	5,021,403,000
Operations		16,841,904,000		28,701,671,000		8,513,742,000		54,057,317,000

AIR FORCES DEFENSE PROGRAM		16,841,904,000		28,701,671,000		8,513,742,000		54,057,317,000

Total, Regular Programs		20,647,071,000		29,740,431,000		8,691,218,000		59,078,720,000

B. PROJECT(S)
Locally-Funded Project(s)						1,555,528,000		1,555,528,000

Total, Project(s)						1,555,528,000		1,555,528,000

TOTAL NEW APPROPRIATIONS	₱	20,647,071,000	₱	29,740,431,000	₱	10,246,746,000	₱	60,634,248,000

Special Provision(s)

1. Hospital Income and Other Revenues from Golf Course Operations. In addition to the amounts appropriated herein, all income generated from the operations of Philippine Air Force General Hospital shall be deposited in an authorized government depository bank and used to augment the hospital’s MOOE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospital for the improvement of its facilities, and the replenishment of drugs, medicines, and vaccines, including medical and dental supplies used in government health care facilities.

Likewise, all revenues derived from the Philippine Air Force Golf Club membership dues, green fees, concession fees, and such other income from business-related operations of the golf course shall be deposited in an authorized government depository bank and shall be used to cover the expenses incurred in its operations. Any excess income from operations of the golf course may be used to augment the MOOE and Capital Outlay requirements of Philippine Air Force General Hospital and other Philippine Air Force treatment facilities, subject to the guidelines issued by the DBM and the DND.

In no case shall said amount be used for the payment of salaries, allowances, and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate civil and criminal actions under existing laws.

The Philippine Air Force shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statements for the immediately preceding year. The Commanding General of the Philippine Air Force and the agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the Philippine Air Force’s website.

2. Trust Receipts from the Use of Equipment and Facilities. Fees and charges from the use of equipment and facilities collected by the Philippine Air Force shall be used to augment its operating requirements in accordance with Section 1 of E.O. No. 1002, s. 1985. Said fees and charges shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

3. Combat Expenses. An amount not exceeding Two Hundred Thousand Pesos (₱200,000) per quarter for each Philippine Air Force squadron may be utilized by its tactical units for incidental and necessary expenses during operational exigencies. Such amount, chargeable against MOOE for combat expenses, shall be treated as cash advance subject to disbursement and liquidation in accordance with COA Circular Nos. 97-002 and 2004-006 dated February 10, 1997 and September 9, 2004, respectively.

4. Restriction on Armed Forces of the Philippines Expenditures. No amount appropriated herein shall be used to fund expenditures of military personnel in excess of those authorized and required based on the actual troop strength of the Philippine Air Force.

JANUARY 5, 2026	OFFICIAL GAZETTE	1363
DEPARTMENT OF NATIONAL DEFENSE

5. Rice Subsidy. The amount of One Hundred Sixty Six Million Eight Hundred Sixty Six Thousand Pesos (₱166,866,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the military personnel of the Philippine Air Force.

6. Restriction on Use of Funds Allotted for Petroleum, Oil, and Lubricants. The amounts appropriated herein for the purchase or acquisition of petroleum, oil, and lubricants for the Philippine Air Force shall be used exclusively for said purposes.

7. Reimbursement of Expenses Incurred in Anti-Smuggling and Economic Subversion Operations. Expenses incurred by the Philippine Air Force in anti-smuggling, economic subversion or similar operations may be reimbursed out of the proceeds from the sale of items seized or confiscated by the Philippine Air Force upon recommendation of the Secretary of National Defense and approval by the President of the Philippines, subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

8. Reporting and Posting Requirements. The Philippine Air Force shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) Philippine Air Force’s website.

The Philippine Air Force shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

9. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	2,481,465,000	₱	1,038,760,000	₱	177,476,000	₱	3,697,701,000
Administration of Personnel Benefits		1,323,702,000						1,323,702,000

Sub-total, General Administration and Support		3,805,167,000		1,038,760,000		177,476,000		5,021,403,000

Operations
AIR FORCES DEFENSE PROGRAM		16,841,904,000		28,701,671,000		8,513,742,000		54,057,317,000

Force-Level Support Services		3,385,172,000		337,244,000				3,722,416,000
Force Development		6,116,671,000		14,861,927,000		3,913,067,000		24,891,665,000
Force Sustainment		7,340,061,000		13,502,500,000		4,600,675,000		25,443,236,000

Sub-total, Operations		16,841,904,000		28,701,671,000		8,513,742,000		54,057,317,000

Total, Regular Programs		20,647,071,000		29,740,431,000		8,691,218,000		59,078,720,000

PROJECT(S)
Locally-Funded Project(s)
Development of Forward Operating Base in Balabac, Palawan						1,113,728,000		1,113,728,000

1364	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Construction of Two (2) Storey Military Barracks Type 1, CNIA, Lal-lo, Cagayan, Phase II						10,000,000		10,000,000
Construction of Multi-Purpose Building (2-Storey Training Facility), TOG 3, Camp Aquino, Tarlac City, Tarlac						17,000,000		17,000,000
Construction of Five (5) Storey Military Barracks/Quarters Building Type 1, Lipa City, Batangas						60,000,000		60,000,000
Construction of Five (5) Storey Military Barracks/Quarters Building Type 3, Lipa City, Batangas						50,000,000		50,000,000
Construction of Three (3) Storey Military Barracks/Quarters Building, Fernando Air Base (FAB), Lipa City, Batangas, Phase I						50,000,000		50,000,000
Construction of Fixed-Wing Hangar with Parking Ramp, Brigadier General Benito N. Ebuen Air Base (BGBNEAB), Lapu-Lapu City, Cebu, Phase III						40,000,000		40,000,000
Construction of Rotary Hangar, Brigadier General Benito N. Ebuen Air Base (BGBNEAB), Lapu-Lapu City, Cebu, Phase II						83,000,000		83,000,000
Construction of TOWEASTMIN Armory Building, TOWEASTMIN, DAS, Brgy. Sasa, Davao City, Davao del Sur						12,300,000		12,300,000
Construction of Fixed Wing Hangar and Parking Ramp with Outside Utilities, TOSRB, General Santos City, South Cotabato						62,000,000		62,000,000
Construction of Multi-Purpose Hangar and Parking Ramp with Outside Utilities, TOSRB, General Santos City, South Cotabato						57,500,000		57,500,000

Sub-total, Locally-Funded Project(s)						1,555,528,000		1,555,528,000

Total, Project(s)						1,555,528,000		1,555,528,000

TOTAL NEW APPROPRIATIONS	₱	20,647,071,000	₱	29,740,431,000	₱	10,246,746,000	₱	60,634,248,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

JANUARY 5, 2026	OFFICIAL GAZETTE	1365
DEPARTMENT OF NATIONAL DEFENSE

Permanent Positions
Basic Salary	467,406

Total Permanent Positions	467,406

Other Compensation Common to All
Personnel Economic Relief Allowance	32,064
Representation Allowance	360
Transportation Allowance	360
Clothing and Uniform Allowance	9,352
Mid-Year Bonus - Civilian	38,951
Year End Bonus	38,951
Cash Gift	6,680
Productivity Enhancement Incentive	6,680
Step Increment	1,168

Total Other Compensation Common to All	134,566

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	35,832
Longevity Pay	3,908
Lump-sum for Filling of Positions - Civilian	25,704

Total Other Compensation for Specific Groups	65,444

Other Benefits
PAG-IBIG Contributions	3,207
PhilHealth Contributions	11,682
Employees Compensation Insurance Premiums	1,603
Loyalty Award - Civilian	1,065
Terminal Leave	6,259

Total Other Benefits	23,816

Military/Uniformed Personnel
Basic Pay
Base Pay	9,048,372

Total Basic Pay	9,048,372

Other Compensation Common to All
Personnel Economic Relief Allowance	513,432
Clothing/Uniform Allowance	571,029
Subsistence Allowance	2,713,912
Laundry Allowance	9,007
Quarters Allowance	119,795
Longevity Pay	1,953,283
Mid-Year Bonus - Military/Uniformed Personnel	754,031
Year End Bonus	754,031

1366	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Cash Gift	106,965
Productivity Enhancement Incentive	106,965

Total Other Compensation Common to All	7,602,450

Other Compensation for Specific Groups
Hazardous Duty Pay	260,976
Flying Pay	832,606
Hazard Duty Pay	138,627
Hardship Allowance	23,113
Combat Duty Pay	311,364
Instructor’s Duty Pay	69,854
Reservist’s Pay	82,064
Medal of Valor Award	3,000
Specialist’s Pay	2,603
Parachutist Pay	19,952
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	1,091,856

Total Other Compensation for Specific Groups	2,836,015

Other Benefits
Special Group Term Insurance	1,540
PAG-IBIG Contributions	51,342
PhilHealth Contributions	190,566
Employees Compensation Insurance Premiums	25,671
Terminal Leave	199,883

Total Other Benefits	469,002

Total Personnel Services	20,647,071

Maintenance and Other Operating Expenses
Travelling Expenses	751,084
Training and Scholarship Expenses	302,113
Supplies and Materials Expenses	9,107,349
Utility Expenses	585,581
Communication Expenses	67,505
Awards/Rewards and Prizes	1,797
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	17,000
Professional Services	147,412
General Services	4,785
Repairs and Maintenance	17,467,302
Financial Assistance/Subsidy	183,480
Taxes, Insurance Premiums and Other Fees	28,296
Other Maintenance and Operating Expenses
Advertising Expenses	2,633
Printing and Publication Expenses	3,471
Representation Expenses	509,032
Transportation and Delivery Expenses	11,341
Rent/Lease Expenses	23,820
Membership Dues and Contributions to Organizations	87
Subscription Expenses	524,743

JANUARY 5, 2026	OFFICIAL GAZETTE	1367
DEPARTMENT OF NATIONAL DEFENSE

Donations	1,600

Total Maintenance and Other Operating Expenses	29,740,431

Total Current Operating Expenditures	50,387,502

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	1,451,505
Land Improvements Outlay	142,800
Buildings and Other Structures	1,528,581
Machinery and Equipment Outlay	4,100,529
Transportation Equipment Outlay	3,023,331

Total Capital Outlays	10,246,746

TOTAL NEW APPROPRIATIONS	60,634,248

G.3. PHILIPPINE NAVY (NAVAL FORCES)

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	59,929,370,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	5,038,695,000	₱	609,940,000	₱		₱	5,648,635,000
Operations		22,416,044,000		22,943,807,000		8,540,384,000		53,900,235,000

NAVAL FORCES DEFENSE PROGRAM		22,416,044,000		22,943,807,000		8,540,384,000		53,900,235,000

Totai Regular Programs		27,454,739,000		23,553,747,000		8,540,384,000		59,548,870,000

B. PROJECT(S)
Locally-Funded Project(s)						380,500,000		380,500,000

Total, Project(s)						380,500,000		380,500,000

TOTAL NEW APPROPRIATIONS	₱	27,454,739,000	₱	23,553,747,000	₱	8,920,884,000	₱	59,929,370,000

Special Provision(s)

I. Hospital Income and Other Revenues from Golf Course Operations. In addition to the amounts appropriated herein, all income generated from the operations of the Philippine Navy hospitals shall be deposited in an authorized government depository bank and used to augment the hospital’s MOOE and Capital Outlay

1368	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

requirements, subject to the following conditions: (i) at least twenty five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospitals for the improvement of its facilities, and the replenishment of drugs, medicines, and vaccines, including medical and dental supplies used in government health care facilities.

Likewise, all revenues derived from the Philippine Navy Golf Club membership dues, green fees, concession fees, and such other income from business-related operations of the golf course shall be deposited in an authorized government depository bank and shall be used to cover the expenses incurred in its operations. Any excess income from operations of the golf course may be used to augment the MOOE and Capital Outlay requirements of Philippine Navy hospitals and other Philippine Navy treatment facilities, subject to the guidelines issued by the DBM and the DND.

In no case shall said amount be used for the payment of salaries, allowances, and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate civil and criminal actions under existing laws.

The Philippine Navy shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statements for the immediately preceding year. The Flag-Officer-In-Command of the Philippine Navy and the agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the Philippine Navy’s website.

2. Trust Receipts from the Use of Equipment and Facilities. Fees and charges from the use of equipment and facilities collected by the Philippine Navy shall be used to augment its operating requirements in accordance with Section 1 of E.O. No. 1002, s. 1985. Said fees and charges shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

3. Combat Expenses. An amount not exceeding Two Hundred Thousand Pesos (P200,000) per quarter for each company or its equivalent in the Philippine Navy may be utilized by its tactical units for incidental and necessary expenses during operational exigencies. Such amount, chargeable against MOOE for combat expenses, shall be treated as cash advance subject to disbursement and liquidation in accordance with COA Circular Nos. 97-002 and 2004-006 dated February 10, 1997 and September 9, 2004, respectively.

4. Restriction on Armed Forces of the Philippines Expenditures. No amount appropriated herein shall be used to fund expenditures of military personnel in excess of those authorized and required based on the actual troop strength of the Philippine Navy.

5. Rice Subsidy. The amount of Two Hundred Seventeen Million Five Hundred Forty Two Thousand Pesos (P217,542,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the military personnel of the Philippine Navy.

6. Restriction on Use of Funds Allotted for Petroleum, Oil, and Lubricants. The amounts appropriated herein for the purchase or acquisition of petroleum, oil, and lubricants for the Philippine Navy shall be used exclusively for said purposes.

7. Reimbursement of Expenses Incurred in Anti-Smuggling and Economic Subversion Operations. Expenses incurred by the Philippine Navy in anti-smuggling, economic subversion or similar operations may be reimbursed out of the proceeds from the sale of items seized or confiscated by the Philippine Navy upon recommendation of the Secretary of National Defense and approval by the President of the Philippines, subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

8. Reporting and Posting Requirements. The Philippine Navy shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) Philippine Navy’s website.

The Philippine Navy shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

9. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	2,453,129,000	₱	609,940,000	₱	₱	3,063,069,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1369
DEPARTMENT OF NATIONAL DEFENSE

National Capital Region (NCR)	2,453,129,000	609,940,000		3,063,069,000

Philippine Navy	2,453,129,000	609,940,000		3,063,069,000
Administration of Personnel Benefits	2,585,566,000			2,585,566,000

National Capital Region (NCR)	2,585,566,000			2,585,566,000

Philippine Marine Corps	80,396,000			80,396,000
Philippine Navy	2,505,170,000			2,505,170,000

Sub-total, General Administration and Support	5,038,695,000	609,940,000		5,648,635,000

Operations
NAVAL FORCES DEFENSE PROGRAM	22,416,044,000	22,943,807,000	8,540,384,000	53,900,235,000

Force-Level Support Services	7,938,429,000	6,082,782,000	4,175,791,000	18,197,002,000

National Capital Region (NCR)	7,938,429,000	6,082,782,000	4,175,791,000	18,197,002,000

Philippine Navy	7,938,429,000	6,082,782,000	4,175,791,000	18,197,002,000
Force Development	13,833,481,000	14,913,248,000	4,039,893,000	32,786,622,000

National Capital Region (NCR)	13,833,481,000	14,913,248,000	4,039,893,000	32,786,622,000

Philippine Marine Corps	8,260,949,000	3,149,733,000	2,486,209,000	13,896,891,000
Philippine Navy	5,572,532,000	11,763,515,000	1,553,684,000	18,889,731,000
Force Sustainment	644,134,000	1,947,777,000	324,700,000	2,916,611,000

National Capital Region (NCR)	644,134,000	1,947,777,000	324,700,000	2,916,611,000

Philippine Navy	644,134,000	1,947,777,000	324,700,000	2,916,611,000

Sub-total, Operations	22,416,044,000	22,943,807,000	8,540,384,000	53,900,235,000

Total, Regular Programs	27,454,739,000	23,553,747,000	8,540,384,000	59,548,870,000

PROJECT(S)
Locally-Funded Project(s)
Enhancement of Road Nets of Naval Station, Leovigildo Gantioqui, Zambales			270,200,000	270,200,000
Construction of Married Military Quarters Building, Naval Base Rafael Ramos (NBRR), Lapu-Lapu City, Cebu, Phase IV			10,000,000	10,000,000
Construction of Missile Storage Facility, Naval Base Rafael Ramos (NBRR), Lapu Lapu City, Cebu, Phase II			30,000,000	30,000,000

1370	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Construction of Ammo Dump, Camp Cape Bojeador, Burgos, Ilocos Norte						30,000,000		30,000,000
Construction of Personnel Barracks with Armory, Camp Cape Bojeador, Burgos, Ilocos Norte						40,000,000		40,000,000
Construction of Public Hygiene Facility, Naval Forces Southern Luzon, Legaspi, Albay						300,000		300,000

Sub-total, Locally-Funded Project(s)						380,500,000		380,500,000

Total, Project(s)						380,500,000		380,500,000

TOTAL NEW APPROPRIATIONS	₱	27,454,739,000	₱	23,553,747,000	₱	8,920,884,000	₱	59,929,370,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	444,480

Total Permanent Positions	444,480

Other Compensation Common to All
Personnel Economic Relief Allowance	29,808
Representation Allowance	288
Transportation Allowance	288
Clothing and Uniform Allowance	8,694
Mid-Year Bonus - Civilian	37,040
Year End Bonus	37,040
Cash Gift	6,210
Productivity Enhancement Incentive	6,210
Step Increment	1,111

Total Other Compensation Common to All	126,689

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	18,263
Longevity Pay	4,229
Lump-sum for Filling of Positions - Civilian	9,829

Total Other Compensation for Specific Groups	32,321

Other Benefits
PAG-IBIG Contributions	2,981

JANUARY 5, 2026	OFFICIAL GAZETTE	1371
DEPARTMENT OF NATIONAL DEFENSE

PhilHealth Contributions	11,102
Employees Compensation Insurance Premiums	1,490
Loyalty Award - Civilian	2,890
Terminal Leave	6,513

Total Other Benefits	24,976

Military/Uniformed Personnel
Basic Pay
Base Pay	11,427,495
Creation of New Positions	849,641

Total Basic Pay	12,277,136

Other Compensation Common to All
Personnel Economic Relief Allowance	676,392
Clothing/Uniform Allowance	286,944
Subsistence Allowance	3,559,465
Laundry Allowance	16,736
Quarters Allowance	144,384
Longevity Pay	2,861,428
Mid-Year Bonus - Military/Uniformed Personnel	952,541
Year-end Bonus	952,541
Cash Gift	140,950
Productivity Enhancement Incentive	140,950

Total Other Compensation Common to All	9,732,331

Other Compensation for Specific Groups
Hazardous Duty Pay	717,992
Flying Pay	157,368
Overseas Allowance	25,339
Sea Duty Pay	673,915
Hazard Duty Pay	182,671
Hardship Allowance	309,722
Combat Duty Pay	428,724
Instructor’s Duty Pay	107,299
Reservist’s Pay	52,287
Medal of Valor Award	12,000
Specialist’s Pay	305
Parachutist Pay	38,979
Lump-sum for Filling of Positions Military/Uniformed Personnel (MUP)	1,207,397

Total Other Compensation for Specific Groups	3,913,998

Other Benefits
Special Group Term Insurance	2,027
PAG-IBIG Contributions	66,936
PhilHealth Contributions	287,830
Employees Compensation Insurance Premiums	33,829
Terminal Leave	512,186

Total Other Benefits	902,808

1372	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Total Personnel Services	27,454,739

Maintenance and Other Operating Expenses
Travelling Expenses	337,216
Training and Scholarship Expenses	452,675
Supplies and Materials Expenses	13,045,044
Utility Expenses	991,926
Communication Expenses	327,956
Awards/Rewards and Prizes	2,691
Survey, Research, Exploration and Development Expenses	895
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	39,749
Professional Services	254,969
General Services	403,302
Repairs and Maintenance	4,895,814
Financial Assistance/Subsidy	243,590
Taxes, Insurance Premiums and Other Fees	79,910
Other Maintenance and Operating Expenses
Advertising Expenses	144
Printing and Publication Expenses	18,415
Representation Expenses	556,087
Transportation and Delivery Expenses	2,923
Rent/Lease Expenses	1,059,827
Subscription Expenses	231,962
Other Maintenance and Operating Expenses	608,652

Total Maintenance and Other Operating Expenses	23,553,747

Total Current Operating Expenditures	51,008,486

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	593,008
Buildings and Other Structures	487,636
Machinery and Equipment Outlay	7,210,943
Transportation Equipment Outlay	605,297
Other Property, Plant and Equipment Outlay	24,000

Total Capital Outlays	8,920,884

TOTAL NEW APPROPRIATIONS	59,929,370

G.4. GENERAL HEADQUARTERS, AFP AND AFP-WIDE SERVICE SUPPORT UNITS (AFPWSSUS)

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	26,758,762,000

New Appropriations, by Programs/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 5, 2026	OFFICIAL GAZETTE	1373
DEPARTMENT OF NATIONAL DEFENSE

A. REGULAR PROGRAMS
General Administration and Support	₱	4,477,209,000	₱	708,507,000	₱		₱	5,185,716,000
Operations		2,933,497,000		12,680,346,000		3,388,203,000		19,002,046,000

JOINT FORCE PLANNING PROGRAM		323,181,000		591,880,000		8,676,000		923,737,000
JOINT FORCE OPERATIONS PROGRAM		662,554,000		9,257,730,000		1,665,746,000		11,586,030,000
JOINT FORCE CAPABILITY PROGRAM		1,947,762,000		2,830,736,000		1,713,781,000		6,492,279,000

Total, Regular Programs		7,410,706,000		13,388,853,000		3,388,203,000		24,187,762,000

B. PROJECT(S)
Locally-Funded Project(s)						2,571,000,000		2,571,000,000

Total, Project(s)						2,571,000,000		2,571,000,000

TOTAL NEW APPROPRIATIONS	₱	7,410,706,000	₱	13,388,853,000	₱	5,959,203,000	₱	26,758,762,000

Special Provision(s)

1. Hospital Income and Other Revenues from Golf Course Operations. In addition to the amounts appropriated herein, all income generated from the operations of the AFP Medical Center shall be deposited in an authorized government depository bank and used to augment the hospital’s MOOE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospital for the improvement of its facilities, and the replenishment of drugs, medicines, and vaccines, including medical and dental supplies used in government health care facilities.

Likewise, all revenues derived from the Camp Aguinaldo Golf Club membership dues, green fees, concession fees, and such other income from business-related operations of the golf course shall be deposited in an authorized government depository bank and shall be used to cover the expenses incurred in its operations. Any excess income from the operations of the golf course may be used to augment the MOOE and Capital Outlay requirements of the AFP Medical Center and other General Headquarters treatment facilities, subject to the guidelines issued by the DBM and the DND.

In no case shall said income be used for the payment of salaries, allowances, and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate civil and criminal actions under existing laws.

The General Headquarters of the AFP shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statements for the immediately preceding year. The AFP Chief of Staff and the agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the AFP’s website.

2. Trust Receipts from the Use of Equipment and Facilities. Fees and charges from the use of equipment and facilities collected by the AFP shall be used to augment its operating requirements in accordance with Section 1 of E.O. No. 1002, s. 1985. Said fees and charges shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

3. Trust Receipts from Firearms License Fees. Scholarship assistance to be extended to surviving children of deceased or permanently incapacitated military personnel in accordance with R.A. No. 6963 shall be allocated from the net proceeds of the firearms license fees on a “per-request-basis”, subject to DBM-DILG J.M.C. No. 2024-01 dated May 10, 2024, and such other guidelines to be issued for the purpose.

Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338.

4. Trust Receipts for the United Nations Peacekeeping Operations. The funds provided by the United Nations for the peacekeeping operations shall be used to cover the allowance, uniform, gear and equipment, weaponry and training ammunition, pre-deployment expenses, and maintenance of the Peacekeeping Training Center subject to the condition that said funds shall first be used to reimburse any advances made by the National Government to fund the foregoing requirements. Said funds shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338.

5. Intelligence and Confidential Funds. No appropriations authorized under the AFP as intelligence fund shall be released or disbursed for intelligence activities, including amounts sourced from savings, unless approved by the President of the Philippines.

1374	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

The use of savings to augment intelligence funds is subject to prior approval of the President of the Philippines, upon joint recommendation by the Secretary of National Defense and the Secretary of Budget and Management.

Confidential funds authorized under the AFP shall be released or disbursed only upon approval of the Secretary of National Defense.

Implementation of this provision shall be subject to COA-DBM-DILG-GCG-DND J.C. No. 2015-01 dated January 8, 2015 and such other guidelines issued by agencies concerned.

6. Bilateral Engagements. The amounts appropriated for bilateral engagements shall be administered by the General Headquarters of the AFP. Any materiel, supplies, equipment, facilities, and other property received by the General Headquarters in connection with the activities undertaken pursuant to said bilateral engagements shall be booked-up as government property.

7. Combat Expenses. An amount not exceeding Two Hundred Thousand Pesos (₱200,000) per quarter for each company or its equivalent in the General Headquarters of the AFP may be utilized by its tactical units for incidental and necessary expenses during operational exigencies. Such amount, chargeable against MOOE for combat expenses, shall be treated as cash advance subject to disbursement and liquidation in accordance with COA Circular Nos. 97-002 and 2004-006 dated February 10, 1997 and September 9, 2004, respectively.

8. Restriction on Use of Funds Allotted for Petroleum, Oil, and Lubricants. The amounts appropriated herein for the purchase or acquisition of petroleum, oil, and lubricants for the General Headquarters of the AFP shall be used exclusively for said purposes.

9. Restriction on Armed Forces of the Philippines Expenditures. No amount appropriated herein shall be used to fund expenditures of military personnel in excess of those authorized and required based on the actual troop strength of the General Headquarters of the AFP.

10. Reimbursement of Expenses Incurred in Anti-Smuggling and Economic Subversion Operations. Expenses incurred by the General Headquarters of the AFP in anti-smuggling, economic subversion or similar operations may be reimbursed out of the proceeds from the sale of items seized or confiscated by the AFP upon recommendation of the Secretary of National Defense and approval by the President of the Philippines, subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

11. Rice Subsidy. The amount of Twenty Four Million Thirty Two Thousand Pesos (₱24,032,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the military personnel of the General Headquarters of the AFP.

12. Reporting and Posting Requirements. The AFP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)	AFP’s website.

The AFP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

13. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	2,559,264,000	₱	708,507,000	₱	₱	3,267,771,000

National Capital Region (NCR)		2,559,264,000		708,507,000			3,267,771,000

General Headquarters - Proper		2,559,264,000		708,507,000			3,267,771,000
Administration of Personnel Benefits		1,917,945,000					1,917,945,000

National Capital Region (NCR)		1,729,443,000					1,729,443,000

Armed Forces of the Philippines Medical Center		135,744,000					135,744,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1375
DEPARTMENT OF NATIONAL DEFENSE

General Headquarters - Proper	1,578,935,000			1,578,935,000
Presidential Security Command	14,764,000			14,764,000
Cordillerra Administrative Region (CAR)	188,502,000			188,502,000

Philippine Military Academy	188,502,000			188,502,000

Sub-total, General Administration and Support	4,477,209,000	708,507,000		5,185,716,000

Operations
JOINT FORCE PLANNING PROGRAM	323,181,000	591,880,000	8,676,000	923,737,000

Military Policy and Strategic Formulation	323,181,000	591,880,000	8,676,000	923,737,000

National Capital Region (NCR)	323,181,000	591,880,000	8,676,000	923,737,000

General Headquarters - Proper	323,181,000	591,880,000	8,676,000	923,737,000
JOINT FORCE OPERATIONS PROGRAM	662,554,000	9,257,730,000	1,665,746,000	11,586,030,000

JOINT FORCE OPERATIONS SUB-PROGRAM		1,366,533,000	371,854,000	1,738,387,000

Joint Force Combatant Command		1,062,565,000	371,854,000	1,434,419,000

National Capital Region (NCR)		1,062,565,000	371,854,000	1,434,419,000

General Headquarters - Proper		1,062,565,000	371,854,000	1,434,419,000
Multinational/Foreign Engagements and Peace Support Operations		303,968,000		303,968,000

National Capital Region (NCR)		303,968,000		303,968,000

General Headquarters - Proper		303,968,000		303,968,000
JOINT FORCE SUPPORT OPERATIONS SUB-PROGRAM	662,554,000	7,891,197,000	1,293,892,000	9,847,643,000

Presidential Security and Protection (Presidential Security Command)	193,351,000	1,509,267,000	589,020,000	2,291,638,000

National Capital Region (NCR)	193,351,000	1,509,267,000	589,020,000	2,291,638,000

Presidential Security Command	193,351,000	1,509,267,000	589,020,000	2,291,638,000
Joint Force Support Command	469,203,000	6,381,930,000	704,872,000	7,556,005,000

National Capital Region (NCR)	469,203,000	6,381,930,000	704,872,000	7,556,005,000

General Headquarters - Proper	469,203,000	6,381,930,000	704,872,000	7,556,005,000
JOINT FORCE CAPABILITY PROGRAM	1,947,762,000	2,830,736,000	1,713,781,000	6,492,279,000

JOINT FORCE SERVICE SUPPORT OPERATIONS SUB-PROGRAM	40,832,000	979,283,000	592,741,000	1,612,856,000

1376	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Joint Force Support Units	39,150,000	688,210,000	592,741,000	1,320,101,000

National Capital Region (NCR)	39,150,000	688,210,000	592,741,000	1,320,101,000

General Headquarters - Proper	39,150,000	688,210,000	592,741,000	1,320,101,000

Reserve Force Development	1,682,000	15,841,000		17,523,000

National Capital Region (NCR)	1,682,000	15,841,000		17,523,000

General Headquarters - Proper	1,682,000	15,841,000		17,523,000
Ordnance Build-up/Strategic Lift and Mobility		275,232,000		275,232,000

National Capital Region (NCR)		275,232,000		275,232,000

General Headquarters - Proper		275,232,000		275,232,000
MILITARY MEDICAL AND TRAINING
SUPPORT SUB-PROGRAM	1,906,930,000	1,851,453,000	1,121,040,000	4,879,423,000

Tertiary Health Care (AFP Medical Center)	776,175,000	1,404,890,000	923,056,000	3,104,121,000

National Capital Region (NCR)	776,175,000	1,404,890,000	923,056,000	3,104,121,000

Armed Forces of the Philippines Medical Center	776,175,000	1,404,890,000	923,056,000	3,104,121,000
Post-Commission Training Program	3,958,000	36,205,000		40,163,000

National Capital Region (NCR)	3,958,000	36,205,000		40,163,000

General Headquarters - Proper	3,958,000	36,205,000		40,163,000
Pre-Commission Officer Training
(Philippine Military Academy)	1,126,797,000	410,358,000	197,984,000	1,735,139,000

Cordillera Administrative Region (CAR)	1,126,797,000	410,358,000	197,984,000	1,735,139,000

Philippine Military Academy	1,126,797,000	410,358,000	197,984,000	1,735,139,000

Sub-total, Operations	2,933,497,000	12,680,346,000	3,388,203,000	19,002,046,000

Total, Regular Programs	7,410,706,000	13,388,853,000	3,388,203,000	24,187,762,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Multi-Purpose Building, Building A, Camp General Emilio Aguinaldo, Quezon City			150,000,000	150,000,000
Construction of Living Quarters, Building A, Victoriano Luna Hospital Compound, Quezon City			150,000,000	150,000,000

JANUARY 5, 2026	OFFICIAL GAZETTE	1377
DEPARTMENT OF NATIONAL DEFENSE

Construction of PMA Cyber Warfare Education Excellence Center (CWEEC) at Fort del Pilar, Baguio City - Phase 1						500,000,000		500,000,000
Construction of Enlisted Personnel Quarters Camp General Emilio Aguinaldo, Quezon City						150,000,000		150,000,000
Acquisition of Unmanned Aerial System; Vertical Take-off and Landing						1,500,000,000		1,500,000,000
Completion of Officers Quarters and EP Barracks, Military Intelligence Group 3, ISAFP, Camp Servillano S. Aquino, San Miguel, Tarlac City, Tarlac						20,000,000		20,000,000
Construction of Multi-Purpose Building (2-Storey EP Barracks), MIG 41, SIF, ISAFP, Camp Aquino, Tarlac City, Tarlac						15,000,000		15,000,000
Construction of Multi-Purpose Building (Battalion Quarters), 1st Civil Relation Group, CRSAFP, Camp Aquino, Tarlac City, Tarlac						6,000,000		6,000,000
Construction of Various Multi-Purpose Buildings – Task Force Camp with Complete Facilities for Armed Forces of the Philippines (AFP) at Pandilusan Island, Payao, Zamboanga Sibugay						30,000,000		30,000,000
Construction of WESTMINCOM Headquarters Building, Western Mindanao Compound (WMC), Zamboanga City, Phase III						50,000,000		50,000,000

Sub-total, Locally-Funded Project(s)						2,571,000,000		2,571,000,000

Total, Project(s)						2,571,000,000		2,571,000,000

TOTAL NEW APPROPRIATIONS	₱	7,410,706,000	₱	13,388,853,000	₱	5,959,203,000	₱	26,758,762,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,066,960

Total Permanent Positions	1,066,960

1378	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Other Compensation Common to All
Personnel Economic Relief Allowance	68,280
Representation Allowance	576
Transportation Allowance	576
Clothing and Uniform Allowance	19,915
Mid-Year Bonus - Civilian	88,913
Year End Bonus	88,913
Cash Gift	14,225
Productivity Enhancement Incentive	14,225
Step Increment	2,666

Total Other Compensation Common to All	298,289

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	93,812
Lump-sum for Filling of Positions - Civilian	141,102
Anniversary Bonus - Civilian	1,749

Total Other Compensation for Specific Groups	236,663

Other Benefits
PAG-IBIG Contributions	6,828
PhilHealth Contributions	26,643
Employees Compensation Insurance Premiums	3,413
Terminal Leave	37,630

Total Other Benefits	74,514

Non-Permanent Position	13,826

Military/Uniformed Personnel
Basic Pay
Base Pay	1,847,318

Total Basic Pay	1,847,318

Other Compensation Common to All
Personnel Economic Relief Allowance	72,096
Clothing/Uniform Allowance	82,823
Subsistence Allowance	458,689
Laundry Allowance	2,163
Quarters Allowance	14,004
Longevity Pay	488,587
Mid-Year Bonus - Military/Uniformed Personnel	153,943
Year-end Bonus	153,943
Cash Gift	15,020
Productivity Enhancement Incentive	15,020

Total Other Compensation Common to All	1,456,288

JANUARY 5, 2026	OFFICIAL GAZETTE	1379
DEPARTMENT OF NATIONAL DEFENSE

Other Compensation for Specific Groups
Hazardous Duty Pay	27,518
Special Duty Allowance	96,773
Overseas Allowance	369,196
Combat Incentive Pay	10,000
Hazard Duty Pay	19,472
Combat Duty Pay	3,420
Incentive Pay	57,593
Instructor’s Duty Pay	39,437
Lump-sum for Filling of Positions-Military/Uniformed Personnel (MUP)	399,581
Anniversary Bonus - Military/Uniformed Personnel	768

Total Other Compensation for Specific Groups	1,023,758

Other Benefits
Special Group Term Insurance	1,080
PAG-IBIG Contributions	7,210
PhilHealth Contributions	41,564
Employees Compensation Insurance Premiums	3,604
Retirement Gratuity	1,321,528
Terminal Leave	18,104

Total Other Benefits	1,393,090

Total Personnel Services	7,410,706

Maintenance and Other Operating Expenses
Travelling Expenses	579,703
Training and Scholarship Expenses	429,978
Supplies and Materials Expenses	4,353,281
Utility Expenses	1,306,277
Communication Expenses	251,084
Survey, Research, Exploration and Development Expenses	6,148
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	1,216,544
Professional Services	1,478,496
General Services	206,540
Repairs and Maintenance	1,384,838
Financial Assistance/Subsidy	26,375
Taxes, Insurance Premiums and Other Fees	72,195
Labor and Wages	28,138
Other Maintenance and Operating Expenses
Advertising Expenses	2,125
Printing and Publication Expenses	40,371
Representation Expenses	1,150,848
Transportation and Delivery Expenses	13,213
Rent/Lease Expenses	479,701
Membership Dues and Contributions to Organizations	809
Subscription Expenses	277,576
Other Maintenance and Operating Expenses	84,613

Total Maintenance and Other Operating Expenses	13,388,853

Total Current Operating Expenditures	20,799,559

1380	OFFICIAL GAZETTE	VOL. 122, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2026

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	26,976
Buildings and Other Structures	1,705,338
Machinery and Equipment Outlay	3,867,613
Transportation Equipment Outlay	320,960
Furniture, Fixtures and Books Outlay	36,498
Heritage Assets	1,818

Total Capital Outlays	5,959,203

TOTAL NEW APPROPRIATIONS	26,758,762

JANUARY 5, 2026	OFFICIAL GAZETTE	1381
DEPARTMENT OF NATIONAL DEFENSE

GENERAL SUMMARY

DEPARTMENT OF NATIONAL DEFENSE

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY- PROPER	₱	261,215,000	₱	1,233,509,000	₱	859,271,000	₱	2,353,995,000
B. GOVERNMENT ARSENAL		357,002,000		1,630,844,000		885,559,000		2,873,405,000
C. NATIONAL DEFENSE COLLEGE OF THE PHILIPPINES		60,308,000		207,186,000		42,517,000		310,011,000
D. OFFICE OF CIVIL DEFENSE		442,676,000		1,722,914,000		473,179,000		2,638,769,000
E. PHILIPPINE VETERANS AFFAIRS OFFICE - PROPER		185,112,000		1,021,408,000		318,927,000		1,525,447,000
F. VETERANS MEMORIAL MEDICAL CENTER		1,404,442,000		1,621,124,000		661,680,000		3,687,246,000
G. ARMED FORCES OF THE PHILIPPINES		164,541,298,000		88,035,534,000		39,906,992,000		292,483,824,000

G.1. PHILIPPINE ARMY (LAND FORCES)		109,028,782,000		21,352,503,000		14,780,159,000		145,161,444,000
G.2. PHILIPPINE AIR FORCE (AIR FORCES)		20,647,071,000		29,740,431,000		10,246,746,000		60,634,248,000
G.3. PHILIPPINE NAVY (NAVAL FORCES)		27,454,739,000		23,553,747,000		8,920,884,000		59,929,370,000
G.4. GENERAL HEADQUARTERS, AFP AND AFP-WIDE SERVICE SUPPORT UNITS (AFPWSSUS)		7,410,706,000		13,388,853,000		5,959,203,000		26,758,762,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF NATIONAL DEFENSE	₱	167,252,053,000	₱	95,472,519,000	₱	43,148,125,000	₱	305,872,697,000